                                     Securities Act Registration No. 333-_______

                     U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                                    Form N-14

             Registration Statement Under The Securities Act Of 1933

[ ] Pre-Effective Amendment No. __        [ ] Post Effective Amendment No. __

                        (Check appropriate box or boxes)

                     John Hancock Variable Series Trust I
        (Exact Name of Registrant as Specified in Declaration of Trust)

                             197 Clarendon Street
                          Boston, Massachusetts 02117
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (713) 214-1456

Name and Address of Agent for Service:      Copy to:

ARNOLD BERGMAN, ESQUIRE                     THOMAS C. LAUERMAN, ESQUIRE
John Hancock Life Insurance Company         Freedman, Levy, Kroll & Simonds
197 Clarendon Street                        1050 Connecticut Avenue, N.W.
Boston, MA 02117                            Suite 825
                                            Washington, D.C. 20036

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933. It is proposed that this filing will become effective on November 6, 2000 pursuant to Rule 488 under the Act.

Pursuant to Rule 429 under the Act, the prospectus in this registration statement also relates to Registrant's currently effective registration statement on Form N-1A, File No. 33-2081. No filing fee is due in reliance on
Section 24(f) of the Act.

The title of the securities being registered is shares of beneficial interest.

                       INTERNATIONAL OPPORTUNITIES II FUND
                        (Formerly the Global Equity Fund)

                          a Separate Investment Fund of
                      JOHN HANCOCK VARIABLE SERIES TRUST I

                              197 Clarendon Street
                           Boston, Massachusetts 02117

                                                               November __, 2000

Dear Variable Life Policy or Variable Annuity Contract Owner:

     The enclosed documents seek your approval to combine the International Opportunities II Fund ("Acquired Fund") with the International Opportunities Fund ("Acquiring Fund").

     Each of these Funds is a separate investment fund of John Hancock Variable Series Trust I.

     As discussed in the accompanying documents, the Acquiring Fund and the Acquired Fund have

     .    identical investment goals and strategies and

     .    the same investment adviser and sub-adviser.

     However, the combination of the Funds is expected to produce economies of scale and other expense savings that will result in lower costs to you and other Owners who currently are participating in International Opportunities II Fund.

     We do not believe that the combination will have any adverse tax consequences, costs or other disadvantages for you.

     The Trust's Board of Trustees has unanimously approved the proposal as being in the best interests of your Fund and recommends that you vote FOR the proposal.

     YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM.

                                            Sincerely,



                                            Michele G. Van Leer
                                            Chairman

JOHN HANCOCK VARIABLE SERIES TRUST I
VOTING INSTRUCTION FORM

PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS-DECEMBER 22, 2000 - 11:00 A.M. EASTERN TIME, 197 CLARENDON STREET, BOSTON, MASSACHUSETTS

Please fold and detach card at perforation before mailing

--------------------------------------------------------------------------------

INTERNATIONAL OPPORTUNITIES II FUND

     A Special Meeting of Shareholders of International Opportunities II Fund of John Hancock Variable Series Trust I will be held at the office of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts, (telephone 1-800-732-5543) at 11:00 a.m. Eastern Time, on Friday, December 22, 2000. By signing and dating below, you instruct the persons named below to, and they will, vote the proposal on the reverse side as marked or, if not marked, vote "FOR" the proposal on the reverse side, and to use their discretion to vote on any other matter incident to the conduct of the Special Meeting. Whether or not you intend to personally attend the Special Meeting, please complete, detach and mail this form in the enclosed envelope at once.

     Thomas J. Lee and Michele G. Van Leer, and each of them, with power of substitution in each, are hereby instructed to vote the shares of the above named Fund attributable to the undersigned at the Special Meeting of Shareholders and at any adjournment thereof.

DATE:
     ------------------------------------------------
Please be sure to sign and date this proxy.



-----------------------------------------------------
Signature(s) of Shareholder(s)



Please detach at perforation before mailing.

--------------------------------------------------------------------------------

Please vote by filling in the appropriate box below.

                                                     FOR     AGAINST    ABSTAIN
To approve combining the International               [_]       [_]        [_]
Opportunities Fund II with the
International Opportunities Fund.

82642

                       INTERNATIONAL OPPORTUNITIES II FUND
                        (Formerly the Global Equity Fund)

                          A Separate Investment Fund of

                      JOHN HANCOCK VARIABLE SERIES TRUST I

                    Notice of Special Meeting of Shareholders


     A Special Meeting of Shareholders of the International Opportunities II Fund will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts (telephone
1-800-732-5443), at 11:00 A.M., on Friday, December 22, 2000, to consider and vote upon the following matters:

     (1) Combining International Opportunities II Fund (the "Acquired Fund") with International Opportunities Fund (the "Acquiring Fund"). Each shareholder of the Acquired Fund will receive that number of the Acquiring Fund's shares that has an aggregate net asset value equal to the aggregate net asset value of that shareholder's shares of the Acquired Fund.

     (2) Any other business as may properly come before the meeting or any adjournment thereof.

     An owner of a variable life insurance policy or a variable annuity contract ("Owner") will be entitled to give voting instructions only if he/she was the Owner of record as of the close of business on October 31, 2000.





Boston, Massachusetts                                MICHELE G. VAN LEER
November __, 2000                                    Chairman, Board of Trustees


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.


83050

                       INTERNATIONAL OPPORTUNITIES II FUND
                        (Formerly the Global Equity Fund)
                                       and
                        INTERNATIONAL OPPORTUNITIES FUND

                       Each a Separate Investment Fund of
                      JOHN HANCOCK VARIABLE SERIES TRUST I
                              197 Clarendon Street
                           Boston, Massachusetts 02117
                            Toll Free: 1-800-732-5443


                     COMBINED PROXY STATEMENT AND PROSPECTUS
                            Dated: November __, 2000


     This document is being furnished in connection with a Special Meeting of Shareholders of the International Opportunities II Fund (the "Acquired Fund") to be held on Friday, December 22, 2000. Prior to June 13, 2000, the Acquired Fund was named the Global Equity Fund.

     At the meeting, the shareholders of the Acquired Fund will be asked to consider and approve the acquisition of the Acquired Fund by the International Opportunities Fund ("Acquiring Fund"). This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that a shareholder of the Acquired Fund should know before voting on the proposed Fund combination. Please read it and retain it for future reference.


Contents of This Proxy Statement/Prospectus                                 Page

Synopsis of the Proposed Combination..........................................3
Board Consideration of the Combination........................................5
Reasons for Combining the Funds...............................................6
Further Comparison of the Acquiring Fund and the Acquired Fund................7
Voting Procedures and Conduct of the Shareholders' Meeting....................9
Capitalization of the Funds..................................................12
Plan and Agreement of Reorganization.........................................12
Information Filed With The Securities and Exchange Commission................12
Appendix A - Basic Information About International Opportunities Fund
   (the "Acquiring Fund")...................................................A-1
Appendix B - Performance Information Pertaining to the Acquiring
   Fund ("International Opportunities Fund).................................B-1
Appendix C - Share Ownership Information....................................C-1

     The Trust is a series-type open-end management investment company. The Trust also has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November __, 2000, relating to the proposed combination of the Acquired and Acquiring Funds. The Statement of Additional Information is incorporated by reference into this Proxy Statement/Prospectus.

     A prospectus of the Acquired Fund, dated May 1, 2000, as supplemented June 13, 2000, (the "Acquired Fund Prospectus") also is on file with the SEC and is incorporated into this Proxy Statement/Prospectus by reference. A related Statement of Additional Information, dated June 30, 2000 also is on file with the SEC Statement of Additional Information for the Acquiring Fund. That Statement of Additional Information also is incorporated into this Proxy Statement/ Prospectus by reference. You can request a free copy of any of these documents, using the address or toll-free number shown on the cover of this Proxy Statement/Prospectus.

     The SEC maintains a Web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about the Acquired and Acquiring Funds.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, AND HAS NOT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                      SYNOPSIS OF THE PROPOSED COMBINATION


     The Acquired Fund and the Acquiring Fund are very similar Funds:

     . Each is a separate investment fund of John Hancock Variable Series Trust I (the "Trust"), which is a Massachusetts Business Trust;

     . Each has substantially the same investment goals, policies and strategies;

     . Each has the same investment adviser and (for day-to-day portfolio management) the same sub-adviser, who manages the Funds in substantially the same manner; and

     . Each is subject to substantially the same risks. (Please refer to Appendix A at the end of this Proxy Statement/Prospectus for additional information about these risk factors.)

Because these two Funds are so similar, the purpose of combining them is simply to achieve operating efficiencies. There will be no resulting increase in the fees and expenses borne by any shareholder. In fact, over time, shareholders can expect to benefit from lower fees and expenses than if the two Funds remained separate.

     The following table shows the fees and expenses for the year ended December 31, 1999 for each Fund, as well as on a "pro-forma" basis as if the combination had occurred at the beginning of that year:


                                Fees and Expenses


                                                             International      International        Pro-Forma of
                                                           Opportunities II     Opportunities      Combined Acquired
                                                            Fund (Acquired     Fund (Acquiring    Fund and Acquiring
                 Type of Fee or Expense                          Fund)              Fund)                Fund
                 ----------------------                          -----              -----                ----
Sales Charge Imposed on Purchases....................            None                None                None
Deferred Sales Charge................................            None                None                None
Sales Charge Imposed on Reinvested
  Dividends..........................................            None                None                None
Redemption Fee.......................................            None                None                None
Exchange Fee.........................................            None                None                None
Maximum Account Fee..................................            None                None                None
Distribution or Service (12b-1) Fees.................            None                None                None

Investment Management Fees (as a % of
  average daily net assets)..........................            1.00%1              0.87%               0.76%
Other Expenses.......................................            0.50%2              0.29%2              0.33%
     Total Annual Fund Operating Expenses............            1.50%2              1.16%2              1.09%

                            Examples of Fund Expenses


     The following examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund. The examples assume that Fund expenses continue at the rates shown in the table above.

     The examples assume that a shareholder invests $10,000 in each alternative for the time periods indicated and then redeems all of the shareholder's shares at the end of those periods. The example also assumes that the shareholder's investment has a 5% return each year. (The example does not reflect the fees and expenses associated with variable annuity and variable life insurance contracts for which the Funds serve as investment vehicles.) Although your actual returns may be higher or lower, based on these assumptions your cost would be:

                                                              1 Year         3 Years        5 Years       10 Years
                                                              ------         -------        -------       --------
The Acquired Fund (International
  Opportunities II Fund).................................     $ 153          $ 474          $ 818         $ 1,791
The Acquiring Fund (International
  Opportunities Fund.....................................     $ 118          $ 368          $ 638         $ 1,409
Acquired Fund and Acquiring Fund
  Combined...............................................     $ 111          $ 347          $ 601         $ 1,329

                        --------------------------------

     In the combination, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization. Therefore, the combination will have no tax consequences for any Owner. John Hancock will pay all expenses associated with the combination.



-------------------------
     1 Restated to reflect investment management fee increase effective as of November 1, 2000.

     2 Before expense reimbursement provided for in the Fund's investment management agreement with John Hancock. After the reimbursement, Other Expenses would be 0.10% for each Fund and Total Operating Expenses would be 1.10% for the Acquired Fund, 0.97% for the Acquiring Fund and 0.86% for the Pro-Forma Combined.

     The combination will take place at the Funds' regular net asset values per share. This means that the value of each shareholder's account after the combination will be exactly the same as if the combination has not occurred.

The Trust's Board of Trustees has unanimously approved the combination of the Funds as being in the best interests of the Acquired Fund.


                     BOARD CONSIDERATION OF THE COMBINATION


     The Trust's Board of Trustees has determined that combining the Acquired Fund with the Acquiring Fund is in the best interests of the Acquired Fund, and the Board of Trustees recommends approval of the combination by the shareholders of the Acquired Fund at the meeting.

     The Trustees considered this matter at a Board meeting held on September 27, 2000. The factors relevant to the Trustees' conclusions included the following:

          . The fact that, except for their size, the Acquired Fund and the Acquiring Fund are now essentially identical.

          . The favorable performance record of the Acquiring Fund. Information about this performance is set forth in Appendixes A and B at the end of this Proxy Statement/Prospectus. (The Acquired Fund's performance record was less relevant to the Board, because it was achieved by a sub-adviser that has now been terminated and that used a somewhat different investment program.)

          . The fact that, at the time of the Board meeting, the Acquired Fund had about $26 million of assets, while the Acquiring Fund had approximately $102 million. The Trustees considered that combining the two Funds, therefore, would afford Acquired Fund shareholders the advantage of economies of scale.

          . The expected expense reductions that Acquired Fund shareholders will benefit from as a result of the combination.

          . The fact that the combination will not in any way disadvantage either Fund.

                         REASONS FOR COMBINING THE FUNDS


Background

     Prior to June 13, 2000, the Acquired Fund had a "global" investment strategy, which was reflected in the Fund's name: "Global Equity Fund." "Global" means that the Fund sought to invest in a mix of U.S. and non-U.S. securities. Scudder Kemper Investments Inc. ("Scudder") had provided day-to-day portfolio management services to the Fund since the Fund's inception in 1998.


Recent Changes to the Fund's Investment Program

     As of June 13, 2000, upon John Hancock's recommendation, significant changes were made in this Fund's investment program. Most importantly, Scudder was replaced as the Fund's sub-adviser, and the Fund's investment program was changed from a "global" to an "international" one. An "international" program seeks to concentrate more exclusively on non-U.S. investments.

     Also as of June 13, 2000, the Trustees, consistent with a recommendation of John Hancock, appointed T. Rowe Price International, Inc. ("T. Rowe Price") to take over as the sub-adviser to the Fund. Subsequently, on October 20, 2000, the Fund's shareholders approved the Fund's new sub-investment management agreement with T. Rowe Price and approved related changes in the Fund's investment management agreement with John Hancock.

     Among the reasons that John Hancock and the Trust's Board of Trustees selected T. Rowe Price as the Acquired Fund's new sub-adviser was their favorable evaluation of T. Rowe Price's service to the Trust's International Opportunities Fund. (T. Rowe Price has been the sub-adviser to that Fund since its inception in 1996.) Accordingly, since taking over as the Acquired Fund's sub-adviser, T. Rowe Price has sought to manage the Acquired Fund in the same way as it manages the International Opportunities Fund. To reflect this new approach, the Acquired Fund was renamed "International Opportunities II Fund."


Potential Benefits from Combining the Funds

     Because, as discussed above, the Acquired Fund is now substantially similar to the International Opportunities Fund, it is possible to combine these two funds without disrupting their investment programs. As a result of the combination, shareholders will be part of a significantly larger Fund that can be operated more economically.

     There are two main reasons for this. First, a larger size permits a Fund to negotiate lower prices for certain items. For example, the investment management fees that the Funds pay to John Hancock are subject to automatic reductions (commonly referred to as "break points") as a

Fund's assets increase. Thus, once the Acquired Fund's assets are added to those of the Acquiring Fund, the percentage of such assets paid as investment management fees will be lower than the rate the Acquired Fund would have paid on its assets alone. The Acquired Fund's shareholders will directly benefit from any such cost reductions.

     Second, many administrative functions that now have to be performed separately for each Fund will have to be performed for only one Fund after the combination. Again, Acquired Fund shareholders can expect to benefit over time from any such savings.


         FURTHER COMPARISON OF THE ACQUIRING FUND AND THE ACQUIRED FUND


Investment Goal

     The Acquiring Fund and the Acquired Fund have the same investment goal: long-term growth of capital.

     The investment goal of both Funds is "non-fundamental," which means that it may be changed by the Board of Trustees without shareholder approval.


Investment Strategies

     The investment strategies for the Acquiring Fund and the Acquired Fund are identical. Both invest primarily in a diversified mix of common stocks of large established and medium-sized foreign companies located throughout the world. They will not invest more than 20% of their assets in emerging market stocks.

     T. Rowe Price uses substantially the same personnel and analytical techniques in managing each of these Funds.

     For additional details about the Funds' investment strategies, please refer to Appendix A at the end of this Proxy Statement/Prospectus.


Fundamental Investment Restrictions

     The investment restrictions adopted by each Fund as "fundamental" are set forth under the caption "The Funds' Fundamental Investment Restrictions" in the Trust's Statement of Additional Information. A "fundamental" investment restriction is one that cannot be changed without approval of the Fund's shareholders.

     In minor respects, the Acquiring Fund's Fundamental Investment Restrictions are narrower than those of Acquired Fund. This means that the Acquired Fund theoretically could engage in certain practices that the Acquiring Fund could not. In practice, however, T. Rowe Price has ample latitude to implement the Funds' investment program, under either set of restrictions.

     Accordingly, John Hancock does not regard these differences as material.


Distribution of Fund Shares

     The shares of both the Acquired Fund and the Acquiring Fund are identical shares of beneficial interest, except that they each represent an interest in a different investment portfolio of the Trust.

     The Acquired Fund and the Acquiring Fund each sells its shares exclusively to the Accounts of John Hancock and its affiliated insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies. The Accounts buy or redeem shares of a Fund based on (1) a contract or policy Owner's instruction to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract) and (2) the operation of a contract (such as deduction of contract fees and charges).

     Therefore, the "distribution" of shares of both Funds is highly dependent on the efforts of John Hancock and its affiliated companies to promote the offer and sale of the variable annuity and variable life insurance contracts they issue.


Investment Advisory Services

     John Hancock serves as investment adviser to both the Acquired Fund and the Acquiring Fund. In this capacity, John Hancock advises each Fund in connection with policy decisions; administers the Funds' day-to-day operations; provides the Funds with personnel, office space, equipment and supplies; maintains most Fund records; and supervises the activities of the Funds' sub-adviser.

     The Acquired Fund and the Acquiring Fund pay investment management fees to John Hancock pursuant to identical fee schedules: 1.00% per annum of the Fund's first $20,000,000 of the Fund's average daily net assets; 0.85% of the next $30,000,000; and .75% for any additional amounts. The Acquired Fund currently has less than [$25,000,000] of assets, while the combined assets of the Acquired Fund and the Acquiring Fund will exceed [$125,000,000]. Therefore, the effective fee rate will be lower for Acquired Fund shareholders after the combination. Prior to November 1, 2000, International Opportunities II Fund paid management fees to John Hancock at a rate of .90% per annum for the first $50,000,000 of the Fund's average daily net assets; .80% of the next $100,000,000; and .70% of any additional amounts.

     T. Rowe Price serves as sub-adviser for each Fund. In this capacity T. Rowe Price has primary responsibility for making investment decisions for the Funds' investment portfolios and placing orders with brokers and dealers to implement those decisions.

     T. Rowe Price receives its compensation from John Hancock, and the Funds pay no sub-management fees over and above the management fee they pay to John Hancock. T. Rowe Price receives sub-management fees from John Hancock at the same rate for the Acquiring Fund as for the Acquired Fund: .75% per annum of the first $20,000,000 of each Fund's average daily net assets; .60% of the next $30 million; .50% for the next $150,000,000; and .50% on all assets if the Fund's assets are $200,000,000 or more.


Net Asset and Share Valuations

     Each Fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contract or policy Owner's instructions. Each Fund calculates its NAV:

          . by dividing its net assets by the number of its outstanding shares,

          . once daily as of the close of regular trading on the New York Stock Exchange (generally at 4 p.m., New York City time) on each day the Exchange is open.

     The Funds can be expected to hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when Owners will not be able to instruct a separate account to buy or redeem fund shares.

     The Funds value their securities based on market quotations, amortized cost, valuations of independent pricing services, or fair value determined in accordance with procedures approved by the Trust's Trustees. A Fund may value securities at fair value where, for example, market quotations are not readily available, or the value of securities has been materially affected after the closing of a foreign market.


                          VOTING PROCEDURES AND CONDUCT
                          OF THE SHAREHOLDERS' MEETING


     This Proxy Statement/Prospectus is furnished in connection with the solicitation of voting instructions by the management of John Hancock Variable Series Trust I (the "Trust") for use at the Special Meeting of Shareholders of the Trust's International Opportunities II Fund. The meeting will be held at the offices of John Hancock Life Insurance Company ("John Hancock"), 197 Clarendon Street, Boston, Massachusetts 02117, on December 22, 2000 at 11:00 A.M. Boston time.

Solicitation of Voting Instructions (i.e., "Proxies")

     This solicitation is being made of all shares of the Trust's International Opportunities II Fund (the "Acquired Fund") that are attributable to the Owners' interests in John Hancock Variable Life Accounts U, V, and S; John Hancock Variable Annuity Accounts U, V, JF, H and I; Separate Account IPL-1 of Investors Partner Life Insurance Company ("IPL"); and John Hancock Mutual Variable Life Insurance Account UV (collectively, the "Accounts"). The cost of printing and mailing this Notice and Proxy Statement/Prospectus and the accompanying voting instructions form will be borne by John Hancock. All other expenses will be borne by John Hancock. In addition to solicitations by mail, regular employees of John Hancock may solicit voting instructions in person or by telephone; such employees will not be compensated for such services. Solicitation materials were first made available to Owners on or about November __, 2000.


Voting Instructions

     Although John Hancock and its subsidiaries, IPL and John Hancock Variable Life Insurance Company ("JHVLICO"), through the Accounts, legally own all of the Trust's shares, they will vote all of such shares in accordance with instructions given by Owners of variable life insurance policies and variable annuity contracts, as discussed below. For this purpose, the Owner of a variable annuity contract during the period after annuity payments have commenced is the annuitant.

     Any authorized voting instructions will also be valid for any adjournment of the meeting and will be revocable only at the direction of the Owner executing them. If an insufficient number of affirmative votes are obtained to approve any matter, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cost for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.

     Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, an Owner present at the meeting may withdraw his/her voting instruction form and vote in person. John Hancock, JHVLICO and IPL will vote the Acquired Fund's shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting.

     John Hancock, JHVLICO and IPL will vote the shares of Acquired Fund held in their respective Accounts which are attributable to the policies and contracts in accordance with the voting instructions received from the Owners participating in that Fund. An Account's shares in the Acquired Fund which are not attributable to policies or contracts or for which no timely voting instructions are received will be represented and voted by John Hancock, JHVLICO or

IPL in the same proportion as the voting instructions which are received from all Owners participating in the Fund through that Account. Acquired Fund shares which are not attributable to policies and contracts include shares purchased with contributions made as "seed money" to the Fund, by John Hancock or JHVLICO.

     Please refer to Appendix C to this statement if you wish additional information about the number of shares of each Fund that are outstanding or that are attributable to John Hancock, JHVLICO, or IPL (rather than to Owners).


Required Vote

     In order for the shareholders to approve the combination of the Funds, the proposal must receive the favorable vote of more than 50% of the outstanding Acquired Fund shares or, if less, 67% or more of the shares present or represented at the meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF VOTING INSTRUCTIONS. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           CAPITALIZATION OF THE FUNDS


     The following table sets forth as of June 30, 2000: (i) the capitalization of the Acquired Fund, (ii) the capitalization of the Acquiring Fund, and (iii) the pro forma capitalization of the Acquired Fund as adjusted to give effect to the combination of the two Funds.


                                       Acquired Fund      Acquiring Fund    Pro-Forma Acquired
                                       (International     (International    Fund and Acquiring
                                      Opportunities II)   Opportunities)           Fund
                                      -----------------   --------------           ----
Net Assets.....................          $ 26,102,000      $102,442,000      $ [          ]
Shares Outstanding.............             2,174,000         7,048,000        [          ]
Net Asset Value Per Share......          $      12.00      $      14.53      $ [          ]

                      PLAN AND AGREEMENT OF REORGANIZATION

     To implement the proposed combination, the Funds have entered into a Plan and Agreement of Reorganization (the "Plan") that sets forth the terms and conditions of the transaction. The Plan can be terminated at any time by mutual agreement of the parties. Also, the Plan provides that the combination is subject to a prior condition that the shareholders of International Opportunities II Fund approve the transaction.


          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION


     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports that Trust has filed with the SEC pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

     The Trust and each of its investment portfolios, including the Acquired Fund and the Acquiring Fund, are subject to the informational requirements of the Investment Company Act of 1940 and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by those companies (including the Form N-14 Registration Statement of the Trust relating to the Acquiring Fund of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the prescribed rates at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, New York 10048; 1401 Brickell Avenue, Suite 200, Miami, Florida 33131; 500 West Madison Street, 14th Floor,

Chicago, Illinois 60661; 1801 California Street, Suite 4800, Denver, Colorado 80202; and 5670 Wilshire Blvd., 11th Floor, Los Angeles, California 90036. The SEC maintains a Web site at http://www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

International Opportunities Fund

GOAL AND STRATEGY

This is an international stock fund that seeks long-term growth in capital.

The Fund primarily invests in a diversified mix of common stocks of large established and medium-sized foreign companies located throughout the world, including developed, newly industrialized, and emerging countries.

The manager determines the distribution among countries and regions by using a combination of fundamental research and economic analysis, emphasizing:

 . prospects for relative economic growth between foreign countries;

 . expected levels of inflation;

 . government policies influencing business conditions; and

 . outlook for currency relationships.
The manager selects stocks that have growth characteristics such as:

 . leading market position or technological leadership;

 . high return on invested capital;

 . healthy balance sheets with relatively low debt;

 . strong competitive advantage;

 . strength of management; and

 . earnings growth and cash flow sufficient to support growing dividends.

The Fund invests:

 . in at least 3 different countries; and

 . no more than 20% of its assets in emerging market stocks.

Although the Fund may employ foreign currency hedging techniques, the Fund nor-mally maintains the currency exposure of the underlying equity investments.
The Fund normally invests in 200 to 300 stocks in 15 to 20 countries. The Fund normally has 10% or less of its assets in cash and cash equivalents.

The Fund also may purchase other types of securities, for example: American Depository Receipts (ADRs), Global Depository Receipts (GDRs), European Deposi-tory Receipts (EDRs), and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures-- such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those mea-sures, the Fund may not achieve its investment goal.
--------------------------------------------------------------------------------
SUBADVISER

T. Rowe Price International, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Managing since 1979
Managed approximately $42 billion in assets at the end of 1999

FUND MANAGERS
Management by Investment Advisory Group overseen by:

David J. L. Warren
-------------------------------
Portfolio Manager of subadviser
Joined subadvisor in 1983
Began career in 1981

John R. Ford
-------------------------------
Portfolio Manager of subadviser
Joined subadvisor in 1982
Began career in 1980

James B. M. Seddon
-------------------------------
Portfolio Manager of subadvisor
Joined subadvisor in 1987
Began career in 1987

Mark Bickford-Smith
-------------------------------
Portfolio Manager of subadvisor
Joined subadvisor in 1995
Began career in 1985
PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect the deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-year total returns -- calendar years

                                    [Graph]

                                              1997       1998       1999
                                              1.95%     15.92%     34.01%

Best quarter: up 24.44%, fourth quarter 1999 Worst quarter: down 13.70%, third quarter 1998

Average annual total returns -- for periods ending 12/31/99(/1/)

                    Fund         Index
1 year             34.01%        31.79%
Life of fund       15.38%        14.14%

Index:MSCI Europe, Australia, Far East (EAFE) Index (for periods through Decem-ber 31, 1998) MSCI All Country World Index, Excluding U.S. (for periods after December 31, 1998)

(1)Began operations on May 1, 1996.

MAIN RISKS

Primary
-------
Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, economic, political and social instability and foreign currency rate fluctuations. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing cur-rency also pose special risks. All foreign securities have some degree of for-eign risk. However, to the extent the Fund invests in emerging market coun-tries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly-industrialized countries.

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Fund's investments are concen-trated in certain sectors, the Fund's performance could be worse than the overall market.

Manager Risk: The manager and its strategy may fail to produce the intended results. The Fund could underperform its peers or lose money if the manager's investment strategy does not perform as expected.

Secondary
---------
Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally con-sidered more risky than direct equity investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (Selected data for each share interest outstanding throughout the period indicated)
The following financial highlights have been audited by Ernst & Young LLP.

Period ended December 31:                  1996**     1997     1998     1999
Net asset value, beginning of period      $ 10.00  $ 10.60  $ 10.63  $ 12.21
Income from investment operations:
 Net investment income (loss)                0.07     0.10     0.11     0.10
 Net realized and unrealized gain (loss)
  on investments*                            0.60     0.11     1.57     3.95
 Total from investment operations            0.67     0.21     1.68     4.05
Less distributions:
 Distributions from net investment income
  and capital paid in                       (0.07)   (0.10)   (0.10)   (0.11)
 Distributions from net realized gain on
  investments sold                            --     (0.08)     --     (0.94)
 Distributions in excess of income,
  capital paid in & gains                     --       --       --     (0.04)
 Total distributions                        (0.07)   (0.18)   (0.10)   (1.09)
Net asset value, end of period            $ 10.60  $ 10.63  $ 12.21  $ 15.17
Total investment return                      6.72%    1.95%   15.92%   34.01%
Ratios and supplemental data
Net assets, end of period (000s omitted)  $17,898  $30,631  $64,250  $79,794
Ratio of expenses to average net assets
 (%)***                                      1.25%    1.22%    1.16%    1.02%
Ratio of net investment income (loss) to
 average net assets (%)                      0.87%    0.65%    0.89%    0.77%
Turnover rate (%)                            5.46%   21.09%   18.67%   34.02%

  * The amount shown may not accord with the change in the aggregate gains and losses in the fund securities for the period because of the timing of pur-chases and withdrawals of shares in relation to the fluctuation in market values of the fund.
 ** Fund began operations on May 1, 1996.
*** Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.76%, 1.57%, 1.46%, and 1.15% for the years ended December 31, 1996, 1997, 1998, and 1999, respectively.

                              FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
International
-------------
Opportunities
-------------
 Unaudited Period
 Ended June 30,
 2000............    15.17       0.06          (0.65)       (0.58)      (0.05)          --            --          --
 Year ended
 December 31,
 1999............    12.21       0.10           3.95         4.05       (0.11)        (0.94)        (0.04)        --
 1998............    10.63       0.11           1.57         1.68       (0.10)          --            --          --
 1997............    10.60       0.10           0.11         0.21       (0.10)        (0.08)          --          --
 Period from May
 1, to December
 31, 1996 (c)....    10.00       0.07           0.60         0.67       (0.07)          --            --          --
--------------------------------------------------------------------------------------------------------------------------
                                                                                Ratios/Supplemental Data
                   -------------                                     -----------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average    Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ----------- -----------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2000............      (0.05)      14.53      7,048      (3.84)%(e)     102,442       0.93%(d)(q)     0.89%(d)   22.77%(*)
 Year ended
 December 31,
 1999............      (1.09)      15.17      5,259      34.01%          79,794       1.02%(q)        0.77%      34.02%
 1998............      (0.10)      12.21      5,260      15.92%          64,250       1.16%(q)        0.89%      18.67%
 1997............      (0.18)      10.63      2,882       1.95%          30,631       1.22%(q)        0.65%      21.09%
 Period from May
 1, to December
 31, 1996 (c)....      (0.07)      10.60      1,689       6.72%(e)       17,898       1.25%(d)(q)     0.87%(d)    5.46%(*)
--------------------------------------------------------------------------------------------------------------------------

(*) Not annualized.

                                                                   Appendix B
      Fund Performance Management, Discussion and Analysis: December 31, 1999
                                                  Fund Inception: May 1, 1996
 International Opportunities Fund
 Rowe Price-Fleming International, Inc.                           Martin Wade

 The excitement driving US technology, telecom and Internet stocks raced through all international regions in the fourth quarter, pushing the MSCI EAFE benchmark up 17% (cited in US$). Latin America--not in the MSCI EAFE benchmark--was the strongest region, up 33%. Performances of other regions were in a tight band with the Pacific ex-Japan ahead 19%, Europe up 17%, and Japan 16% higher. The overriding factor propelling markets was enthusiasm for "new economy" stocks: telecom and Internet-related companies and their suppliers.
 The portfolio returned 34.01%, markedly outperforming the 31.79% return of its benchmark. Country weighting relative to the benchmark was broadly neutral for the full year. Our underweight position in Japan subtracted considerable value, while an overweight position in Latin America added significant value. Also, underweight positions in the weaker UK and German markets were positive contributors. The sector which added the most value was overweighting electronic components. Overweighting the consumer electronics sector and underweighting utilities and insurance were also positive.
 We expect stronger economic growth in Europe. In Japan, declining domestic demand and capital expenditure together with the potential for a strong yen are liable to keep the economy weak. Elsewhere in Asia, economic recovery is well under way and we expect it to continue. We remain cautiously optimistic about Latin America. Although we believe the valuations of some "new economy" stocks in international regions have become excessive, we are enthusiastic about the growth potential of well-managed telecom, Internet-related and technology businesses. Fortified by a year of improvement, international economies are poised for better growth with moderate inflation in 2000. Greater-than-expected progress in restructuring and reform during 1999, as well as more mergers and acquisitions than anticipated, have enhanced the earning potential of international companies and have paved the way for international stock markets to rise in the year ahead.


                                    [GRAPH]

                            Historical Fund Return

                         International             International
Date              Opportunities Benchmark(1)    Opportunities Fund
Apr 1996                    10,000                    10,000
May 1996                     9,818                    10,024
Jun 1996                     9,876                    10,129
Jul 1996                     9,590                     9,820
Aug 1996                     9,613                     9,971
Sep 1996                     9,871                    10,191
Oct 1996                     9,773                    10,150
Nov 1996                    10,164                    10,609
Dec 1996                    10,036                    10,672
Jan 1997                     9,687                    10,544
Feb 1997                     9,847                    10,672
Mar 1997                     9,886                    10,659
Apr 1997                     9,940                    10,701
May 1997                    10,590                    11,332
Jun 1997                    11,176                    11,796
Jul 1997                    11,359                    12,113
Aug 1997                    10,513                    10,992
Sep 1997                    11,104                    11,719
Oct 1997                    10,253                    10,863
Nov 1997                    10,151                    10,859
Dec 1997                    10,242                    10,880
Jan 1998                    10,713                    11,254
Feb 1998                    11,403                    11,932
Mar 1998                    11,756                    12,346
Apr 1998                    11,852                    12,435
May 1998                    11,797                    12,391
Jun 1998                    11,889                    12,416
Jul 1998                    12,012                    12,560
Aug 1998                    10,527                    10,980
Sep 1998                    10,207                    10,715
Oct 1998                    11,274                    11,681
Nov 1998                    11,854                    12,199
Dec 1998                    12,325                    12,612
Jan 1999                    12,312                    12,484
Feb 1999                    12,051                    12,268
Mar 1999                    12,645                    12,769
Apr 1999                    13,291                    13,241
May 1999                    12,689                    12,623
Jun 1999                    13,303                    13,113
Jul 1999                    13,586                    13,359
Aug 1999                    13,664                    13,495
Sep 1999                    13,736                    13,582
Oct 1999                    14,255                    14,039
Nov 1999                    14,820                    15,022
Dec 1999                    16,243                    16,901




Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                          % of            six months ago
                                       investments       % of investments

Nokia Oyj                                 2.2%                  1.0%
Sony Corp.                                2.1%                  1.1%
Mannesmann AG                             2.1%                  1.0%
Kyocera Corp.                             2.0%                  0.5%
Murata Manufacturing Co., Ltd.            1.8%                  0.9%
Nippon Telegraph & Telephone Corp.        1.8%                  1.0%
National Westminster Bank plc             1.7%                  2.4%
Telecom Italia Mobile SpA                 1.7%                  0.8%
Shell Transport & Trading Co. plc         1.4%                  1.7%
NEC Corp.                                 1.3%                  0.8%



Average Annual Total Returns*
------------------------------------------------------------------------------
                          Intl. Opportunities Intl. Opportunities  MorningStar
                                 Fund             Benchmark(1)     Peer Group+
                          -----------------   ------------------   -----------
1  Year                          34.01%             31.79%            44.90%
3  Years                         16.56              17.41             18.57
Since Inception (5/1/96)         15.38              14.14              N/A

Top Ten Countries (as of December 31, 1999)
------------------------------------------------------------------------------
                        % of                                     % of
                     investments                              investments
Japan                   23.0%           Italy                    5.4%
United Kingdom          16.1%           Switzerland              5.0%
France                  10.6%           Sweden                   3.1%
Netherlands              8.8%           Spain                    3.0%
Germany                  6.7%           Hong Kong                2.9%

(1) The International Opportunities Benchmark represents the MSCI EAFE from May 1996 to December 1998 and the MSCI All Country World Ex. US from January 1999 to present.

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock investment style.

                    APPENDIX C - Share Ownership Information

     As of the close of business on October 31, 2000 (the record date for the shareholders meeting), there were the following shares outstanding:

Name of Fund                                                 Number of Shares
------------                                                 ----------------

International Opportunities............................      [              ]

International Opportunities II.........................      [              ]

     Each Trust share is entitled to one vote, and fractional votes will be counted.

     The number of Trust shares attributable to each Owner of a variable life insurance policy ("policy") is determined by dividing, as of the record date of the shareholders meeting, a policy's cash (or account) value (less any outstanding indebtedness) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested. The number of Trust shares attributable to each Owner of a variable annuity contract ("contract") is determined by dividing, as of the record date of the meeting, the value of the "accumulation shares" under the contract (or for each contract under which annuity payments have commenced, the equivalent determined by dividing the contract reserves by the value of one accumulation share) in the designated subaccount of the applicable Account by the net asset value of one share in the corresponding Fund in which the assets of the subaccount are invested.

     As of the close of business on _____________, 2000, John Hancock, JHVLICO and IPL had in the aggregate the following numbers of shares representing their contributions and other amounts in the Accounts that are in excess of the amounts attributable to policies and contracts.

                                                             Percentage of Total
Name of Fund                             Number of Shares    Shares Outstanding
------------                             ----------------    ------------------

International Opportunities.............      0.000                 0.0%

International Opportunities II..........      [    ]                [   ]

     [No Owner had voting authority over as much as 5% of either Fund's shares as of the record date.] Nor did the Trust officers and directors, collectively, have such authority over as much as 1% of either Fund's shares.

                       INTERNATIONAL OPPORTUNITIES II FUND
                        (Formerly the Global Equity Fund)
                                       and
                        INTERNATIONAL OPPORTUNITIES FUND

                       Each a Separate Investment Fund of
                      JOHN HANCOCK VARIABLE SERIES TRUST I
                              197 Clarendon Street
                           Boston, Massachusetts 02117
                            Toll Free: 1-800-732-5443

                       STATEMENT OF ADDITIONAL INFORMATION
                            Dated: November __, 2000


This Statement of Additional Information ("SAI") is not a prospectus, but you should read it in conjunction with the Combined Proxy Statement and Prospectus dated November __, 2000 of International Opportunities II Fund (the "Acquired Fund") and International Opportunities Fund (the "Acquiring Fund"), for use in connection with the Special Meeting of Shareholders of the Acquired Fund to be held on December 22, 2000. The Acquired Fund and the Acquiring Fund are separate investment funds of John Hancock Variable Series Trust I (the "Trust").

For a free copy of the Combined Proxy Statement and Prospectus, please contact the Trust at the address or phone number shown above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto:

     Attachment 1. Statement of Additional Information for the Trust dated June
                   30, 2000; and

     Attachment 2. Annual Report of the Trust for the period ended December 31,
                   1999.

     Attachment 3. Semi-annual Report of the Trust for the period ended June 30,
                   2000.

     Attachment 4. Pro-forma financial statements relating to the proposed combination of the Acquired Fund and the Acquiring Fund.

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I


                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2000


     This Statement of Additional Information is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of John Hancock Variable Series Trust I, dated May 1, 2000 and June 30, 2000. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to all thirty-three of the Trust's current "Funds."


The Trust's Financial Statements and Investment Performance Information

     The Trust's financial statements appearing in its Annual Report to contract holders and the report of Ernst & Young LLP, independent auditors of the Trust, which appears therein, are incorporated by reference into this Statement of Additional Information. The information about the total investment returns achieved by the Trust's various Funds, is also incorporated herein by reference. No other portions of the Annual Report are incorporated by reference. A free copy of the Annual Report to contract holders may be obtained by writing to the address or calling the number above.

                                TABLE OF CONTENTS

                                                                                                    Page in this
                                                                                                    Statement of
                                                                                                      Additional
                                                                                                     Information
                                                                                                     -----------

The Trust's Financial Statements and Performance Information                                              1
What Is the Trust?                                                                                        4
The Trust's Business History                                                                              4
The Funds' Investment Activities and Their Risks                                                          5
           1.  Investing in Money Market Instruments                                                      5
           2.  Investing in Other Fixed Income Obligations                                                5
           3.  Investing in Equity Securities                                                             7
           4.  Investing in Real Estate Securities                                                        9
           5.  Investing in Foreign Securities                                                            9
           6.  Using Forward Exchange Contracts to Manage Currency                                       11
                     Exposure
           7.  Using Options on Currencies to Manage Currency Exposure                                   12
           8.  Using Currency Futures Contracts and Options
                     Thereon to Manage Currency Exposure                                                 12
           9.  Using Certain Other Derivative Instruments to Manage
                     Currency Exposure                                                                   12
           10. Using Foreign Currency Exposure Management Strategies
                     (General Considerations and Risks)                                                  13
           11.  Reallocating a Fund's Assets Among Asset Classes                                         13
           12.  Adopting a Temporary Defensive Strategy                                                  13
           13.  Investing With an Index-Based Objective                                                  14
           14.  Investing on a Non-Diversified Basis                                                     16
           15.  Using Options (Generally)                                                                16
           16.  Using Options on Securities in Certain Conservative
                     Investment Strategies                                                               18
           17.  Using Financial Futures Contracts, Options on Such Contracts
                     and Options on Stock Indexes (General Considerations)                               18
           18.  Using Financial Futures, Options Thereon, and Stock Index
                     Options for Certain Hedging - Type Strategies                                       20
           19.  Using Options and Futures in Potentially More Aggressive
                     Strategies                                                                          21
           20.  Limiting the Funds' Exposure to Certain Futures and Option
                     Transactions                                                                        23
           21.  Using Other Types of Derivative Instruments                                              23
           22.  Investing In Other Investment Companies                                                  25
           23.  Purchasing "When Issued" Securities and Forward
                     Commitments                                                                         25
           24.  Short-Term Trading                                                                       26
           25.  Entering Into Repurchase Agreements                                                      26
           26.  Participating in Joint Trading Accounts                                                  26
           27.  Lending of Fund Securities                                                               27
           28.  Using Reverse Repurchase Agreements and Mortgages
                     "Dollar Rolls"                                                                      27
           29.  Investing in Rule 144A and Illiquid Securities                                           28
The Funds' Fundamental Investment Restrictions                                                           28
Board of Trustees and Officers of the Trust                                                              31

                                                                                                    Page in this
                                                                                                    Statement of
                                                                                                      Additional
                                                                                                     Information
                                                                                                     -----------

Investment Advisory Arrangements                                                                         33
           The Trust's Investment Advisory Arrangements With
                     John Hancock                                                                        33
           The Trust's Arrangements With Subadvisers                                                     35
           Dollar Amounts of Advisory Fees, Subadvisory Fees, and
                     Expense Reimbursements                                                              39
Arrangements With Other Service Providers                                                                40
           Underwriting and Indemnity Agreement                                                          40
           Custody of the Trust's Assets                                                                 40
           Subadministration Agreement With State Street Bank                                            41
           Independent Auditors                                                                          41
Portfolio Transactions and Brokerage Allocation                                                          42
Codes of Personal Conduct                                                                                45
Features of the Trust's Shares                                                                           45
Shareholder Meetings and Voting Rights                                                                   46
Sales and Redemptions of Fund Shares                                                                     47
Computing the Funds' Net Asset Value                                                                     48
Taxes                                                                                                    49
Information About Fund Performance                                                                       49
Legal Matters                                                                                            50
Reports to Contractholders                                                                               50

Appendix A - Corporate Bond Ratings                                                                      51

                               WHAT IS THE TRUST?

           John Hancock Variable Series Trust I, (the "Trust") is an open-end management investment company. With the exception of the Large Cap Aggressive Growth, Mid Cap Growth, Global Balanced and Global Bond Funds, each of the Funds is a "diversified" Fund within the meaning of the Investment Company Act of 1940 (the "Investment Company Act").

           Shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts U and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; John Hancock Variable Life Insurance Account UV to support variable life insurance policies issued by John Hancock; and Investors Partner Life Account IPL-1 to support variable life insurance policies issued by Investors Partner Life Insurance Company ("IPL"). It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO, John Hancock and IPL. Each of these separate accounts is hereinafter referred to as a "Separate Account."

           Because the Separate Accounts currently own all of the Trust's shares, those Separate Accounts (or John Hancock, JHVLICO, and IPL) may be deemed to control the Trust. John Hancock, JHVLICO and IPL, in turn, are all directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company.

           The Trust issues a separate series of shares of beneficial interest for each Fund. Each share issued with respect to a Fund has a pro rata interest in the net assets of that Fund. The assets of each Fund are charged with the liabilities of that Fund and a proportionate share of the general liabilities of the Trust.

                          THE TRUST'S BUSINESS HISTORY

           The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

           On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds.

           The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

           Over the years, several Funds have been re-named as follows:

                                                                      Year of
           Current Fund Name                 Prior Name(s)             Change
           -----------------                 -------------             ------

International Opportunities II        Global Equity                      2000

Active Bond                           Sovereign Bond                     2000
                                      Bond                               1996

Global Balanced                       International Balanced             2000

Global Bond                           Strategic Bond                     1999

Growth & Income                       Stock                              1996

International Equity Index            International Equities             1998
                                      International                      1995
                                      Global                             1994

                                                                      Year of
  Current Fund Name - continued            Prior Name(s) - continued   Change
  -----------------------------            -------------------------   ------

Large Cap Growth                      Select Stock                       1995

Short-Term Bond                       Short-Term U.S. Government         1998

Small/Mid Cap Growth                  Diversified Mid Cap Growth         1999
                                      Special Opportunities              1998



                        THE FUNDS' INVESTMENT ACTIVITIES
                                 AND THEIR RISKS

           The different investment activities of the several Funds will affect both their investment returns and the nature and degree of risks to which they are exposed. Sections 1. - 29. below describe many (but not all) of these investment activities and risks.

1.         Investing in Money Market Instruments

           The Money Market Fund invests exclusively in "money market" instruments; all the other Funds may invest in these instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss. The principal risk is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.         Investing in Other Fixed Income Obligations

           The following Funds invested primarily in non-money market fixed income (i.e., "debt") securities: the Short-Term Bond, Bond Index, Active Bond, Core Bond, Global Bond, and High Yield Bond Funds. The Managed, Aggressive Balanced and Global Balanced Funds can vary their holdings of these securities within a broad range. All the other Funds (except the Money Market Fund) may from time to time invest in non-money market debt to some extent.

           Various types of risk associated with these securities are discussed in the balance of this Section 2.

           Interest rate risk: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

           Credit risk: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in non-money market debt securities may have some exposure to credit risk.

           Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. U.S. Government obligations are used most in the Bond Index, Active Bond and Global Bond Funds. All of the other Funds may also invest in U.S. Government obligations to some extent.

           Securities having one of the four highest rating categories for debt securities as defined by Moody's investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

           Risk of lower-quality instruments: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in market perceptions regarding their credit risk.

           Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

           Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

           High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

           Judgment plays a greater role in valuing higher yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

           The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn or a prolonged period of risking interest rates, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In that case, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors. The 1980s saw a dramatic increase in the use of high yield securities to finance highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of high yield securities that defaulted rose significantly above prior levels.

           All Funds (other than the Money Market Fund) that invest in debt securities may at times have some exposure to high yield securities. The High Yield Bond Fund intends to invest primarily in these securities. The other Funds most likely to invest a significant portion of their assets in high yield securities are the Short-Term Bond, Active Bond, and Core Bond Funds. The Managed, Aggressive Balanced, Global Bond and Global Balanced Funds may also invest in high yield securities to some extent. In contrast, the Bond Index Fund will not invest in debt securities that are not at least investment grade at the time of purchase.

           Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

           The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

           Prepayment/Call risk: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed, asset backed, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

           All Funds that invest in debt securities (other than the Money Market
Fund) may at times have some exposure to prepayment/call risk. The Funds most likely to invest a significant portion of their assets in debt securities with prepayment/call features are the Short-Term Bond, Core Bond, Bond Index, Active Bond, Global Bond and High Yield Bond Funds. The Managed, Aggressive Balanced, and Global Balanced Funds may also invest in these securities.

           Risks of "zero coupon" instruments: All of the Funds may, in varying degrees, invest in debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments. The Funds most likely to invest a significant amount of their assets in instruments that are subject to this volatility risk are the Managed, Aggressive Balanced, Real Estate Equity, Global Balanced, Short-Term Bond, Core Bond, Bond Index, Active Bond, Global Bond, and High Yield Bond Funds. However, all Funds that invest in debt securities may at times have some exposure to this risk.

3.         Investing in Equity Securities

           All of the Funds intend to invest to some degree in common stock or other equity securities, except for the Short-Term Bond, Core Bond, Bond Index, Active Bond, Global Bond, and Money Market Funds. All of the Funds that invest in equity securities expect to make such securities their primary investment (except for the Managed, High Yield Bond and Global Balanced Funds, which may nevertheless do so in the discretion of their subadvisers). Though investing in equity securities, the Managed, Aggressive Balanced, and Global Balanced Funds also expect, under normal conditions, to invest a substantial amount of their assets in debt obligations.

           General risks of investing in equity securities are discussed in the balance of this Section 3.

           Equity risk: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risks associated with equity securities also tends to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

           Market capitalization risk: Another indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying current market price of a share of the company's stock by the total number of its shares outstanding.

           Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

           Three capitalization levels are currently used by the Trust: large, medium ("mid"), and small. Each of these capitalization levels will be defined by reference to the Russell 3000(R) Index. The Russell 3000(R) Index Index is a broad market index and is representative of the U.S. stock markets with a total capitalization of $13.4 trillion at the end of 1999.1

           . Large cap: Companies having a capitalization within the range of the 300 largest companies in the Russell 3000(R) Index will be considered to be large capitalization ("large cap") companies. At the end of 1999, each of the largest 300 companies in the Russell 3000(R) Index had a capitalization greater than $ 7.9 billion.

           . Mid cap: Companies having a capitalization within the range of the 250 to 1000 largest companies in the Russell 3000(R) Index will be considered to be "mid cap." At the end of 1999, such mid cap companies had capitalizations ranging from $1.4 billion to $9.7 billion.

           . Small cap: Companies having a capitalization within the range of the remaining companies in the Russell 3000(R) Index will be considered to be small capitalization ("small cap") companies. At the end of 1999, none of these smallest companies in the Russell 3000(R) Index had a market capitalization of more than $1.4 billion.

The above parameters for large cap, mid cap and small cap are adjusted at the end of each calendar quarter to reflect changes in the market capitalization of the Russell 3000(R) Index.

           The equity securities of the Managed, Aggressive Balanced, Growth & Income, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Growth, Large Cap Aggressive Growth, International Opportunities II, Global Balanced and International Equity Index Funds are generally expected to represent primarily companies that qualify as large cap issuers. These Funds also may invest in the equity securities of companies that qualify as small and mid cap issuers.

           The equity securities of the Large/Mid Cap Value, International Equity and International Opportunities Funds are generally expected to represent primarily large and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small cap issuers.

           The equity securities of the Mid Cap Value, Mid Cap Growth, Fundamental Mid Cap Growth, and Mid Cap Blend Funds are generally expected to represent primarily companies that qualify as mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as small or large cap issuers.

           The equity securities of the Small/Mid Cap Value, Small/Mid Cap Growth, and Small/Mid Cap CORE Funds are generally expected to represent companies that are small cap and mid cap issuers. These Funds also may invest in the equity securities of companies that qualify as large cap issuers.


--------------------------
1 The Russell 3000(R) Index is a service mark of Frank Russell Company, which does not sponsor and is not in any way affiliated with the Trust. Inclusion in the index in no way implies an opinion as to its attractiveness or appropriateness as an investment.

           The Small Cap Value and Small Cap Growth Funds are generally expected to invest primarily in equity securities of companies that qualify as small cap issuers. Although these Funds also may invest significant amounts in the equity securities of companies that qualify as mid cap issuers, it is expected that they would rarely invest in the equity securities of companies that qualify only as large cap issuers.

           The Emerging Markets Equity Fund has broad latitude to invest in companies of any size.

           The Real Estate Equity Fund invests in real estate equity securities that have historically been primarily mid cap, but it may also invest in small cap or large cap equity securities.

4.         Investing in Real Estate Securities

           The Real Estate Equity Fund invests primarily in companies with activities related to the real estate industry, such as real estate investment trusts ("REITs") that own commercial and multifamily residential real estate, real estate operating companies ("REOCs") that derive the majority of their revenue, income or asset value from real estate and other companies engaged in non-real estate businesses but whose real estate holdings are significant in relation to the market value of their common stock.

           The securities purchased will be principally common stock (and securities convertible into or with rights to purchase common stock) but a portion of the Fund may be invested in preferred stock. The Fund may also invest in commercial mortgage securities (debt obligations secured by commercial property), collateralized mortgage obligations (mortgage pass through securities secured by commercial mortgage pools) and master limited partnerships from time to time, but does not do so on the date of this Statement of Additional Information.

           In addition to the Real Estate Equity Fund, all of the other Funds (except for the Money Market Fund) may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate.

           Risks of real estate securities: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.         Investing in Foreign Securities

           Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign securities. ADRs, EDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets; while EDRs are designed for use in European securities markets.

Investments in debt securities issued by foreign issuers may be made directly in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

The International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Global Bond and Global Balanced Funds invest primarily in foreign securities, including foreign-denominated securities. To a lesser extent, the Managed, Aggressive Balanced High Yield Bond, Core Bond, Large

Cap Value and Mid Cap Growth Funds may also invest in foreign securities, including foreign-denominated securities. The Large Cap Growth, Small Cap Growth, Mid Cap Blend, American Leaders Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Small Cap Value, and Equity Index Funds may invest in ADRs and other U.S. dollar denominated foreign securities to a limited extent. The Short-Term Bond, Bond Index and Active Bond Funds may invest in foreign debt securities only if denominated in U.S. dollars (i.e., Yankees and Eurobonds).

The Emerging Markets Equity Fund invests primarily in developing countries commonly known as "emerging markets." To a lesser extent, the Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Core Bond, Bond Index, Global Bond, Active Bond, and High Yield Bond Funds may also invest in emerging markets.

           Risks of investing in foreign securities are discussed in the paragraphs that follow:

           Currency risks: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

           In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

           More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

           The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Sections 6. - 10. below.

           Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

           The risks associated with foreign currency conversions are not present in investments in Yankees and Eurobonds because these debt securities are U. S. dollar denominated.

           Political and economic risk: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

           Regulatory risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

           Market risk: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

           Transaction costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly true for investments in emerging markets, or other underdeveloped or developing countries.

6.         Using Forward Exchange Contracts to Manage Currency Exposure

           Transaction hedging and portfolio hedging: When a Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

           A Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, the following Funds may use "forward" currency foreign exchange purchase or sale contracts for transaction hedging: the Managed, Aggressive Balanced, Large Cap Value, Mid Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Global Bond, Core Bond and High Yield Bond Funds. In a forward exchange contract, the Fund purchases or sells a specific amount of foreign currency, at a price set and time set in the contract, which may be any fixed number of days in the future.

           These same Funds may also use forward foreign exchange contracts to reduce their exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated, exposed to or traded in that currency. This is called "portfolio hedging." Except as described in the paragraph immediately below for certain funds, the Funds may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by that Fund which are denominated, exposed to or traded in that particular foreign currency. The Funds may or may not attempt to hedge some or all of their foreign portfolio positions. Rather, they will enter into such transactions only to the extent, if any, deemed appropriate by their subadvisers. Furthermore, no Fund will use forward foreign currency exchange contracts for the purpose of leveraging the Fund's currency exposure.

           For purposes of transaction hedging or portfolio hedging, the Managed, Aggressive Balanced, Mid Cap Growth, Global Balanced, Global Bond, Core Bond, International Equity Index, International Equity, Emerging Markets Equity, International Opportunities, and International Opportunities II Funds may use forward exchange contracts on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

           Other techniques for managing currency exposure: The Managed, Aggressive Balanced, Mid Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Core Bond and Global Bond Funds may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, these Funds may enter into a forward currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in, traded in, or exposed to such foreign currency. The currency contract may call for the Fund to receive a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. For similar purposes, the Managed, Aggressive Balanced, Global Balanced, Emerging Markets Equity, International Opportunities, International Opportunities II, International Equity, Mid Cap Growth, Core Bond and Global Bond Funds may also enter into contracts to purchase, for a fixed amount of U.S. dollars, or other appropriate currency, an amount of foreign currency corresponding to the value of some of the Fund's securities.

           Asset segregation requirements for forward exchange contracts: A Fund may "cover" its obligations under outstanding forward currency sale contracts by maintaining portfolio securities denominated, exposed to or traded in the currency of such contracts or of an appropriate proxy currency. To the extent a Fund does not thus cover all of its forward currency sales positions with its portfolio securities, or if it has outstanding any forward currency purchase contracts, the Funds' custodian will segregate cash or liquid assets in a separate account of the Fund in an amount at all times at least equal to the value of the Fund's net obligation with respect to forward contracts in a particular currency or, in the case of the Global Balanced Fund only, the value of that Fund's net "out of the money" obligation (If any) with respect to all of the Fund's outstanding forward currency contracts. If the value of the portfolio securities used to cover a position or the value of the assets in the segregated account declines, the Fund will find additional "cover" or additional cash or liquid assets will be placed in the account so that the value of the account will at least equal the required amount described in the preceding sentence.

7.         Using Options on Currencies to Manage Currency Exposure

           The Managed, Aggressive Balanced, Mid Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Global Bond, and High Yield Bond Funds may also purchase and write put and call options on foreign currencies for the same purposes as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets.

           The characteristics and risks of these currency option transactions are similar to those discussed in Sections 15. - 16. below with respect to put and call options on securities.

           Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own at all times at least an equal amount of, or an offsetting position in, the underlying foreign currency.

           Asset segregation requirement for currency put options written by a
Fund: With respect to put options on foreign currencies written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high grade liquid debt securities in an amount equal at all times to the amount the Fund would be required to deliver upon exercise of the put.

8. Using Currency Futures Contracts and Options Thereon to Manage Currency Exposure.

           Any Fund may use currency futures contracts and options thereon for the same purposes and to the same extent as that Fund could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 16. - 19. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 20. below.

9.         Using Certain Other Derivative Instruments to Manage Currency
           Exposure

           As discussed in Section 21. below, several of the Funds may use currency "swaps," "caps," "floors," and "collars" for the same purposes as those Funds could use forward foreign exchange contracts (as discussed in Section 6. above). The characteristics and risks of such "derivative" transactions, as discussed in Section 21., are generally also applicable when such instruments are used for currency management purposes.

10. Using Foreign Currency Exposure Management Strategies (General Considerations and Risks)

           The foreign currency management techniques discussed in Sections
6.- 9. above do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds are not obligated to try to hedge against any change in the value of any currency. Even if a Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible.

           Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Funds of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

           In general, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. Also, the Managed, Aggressive Balanced, Mid Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity and Global Bond Funds may use certain of these same types of instruments in currency management strategies that expose those Funds to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose those Funds to greater risks of loss and greater volatility than they otherwise would experience.

11.        Reallocating a Fund's Assets Among Asset Classes

           The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value. The Managed, Aggressive Balanced, and Global Balanced Funds tend to exercise broad discretion in reallocating assets across asset classes. The Global Bond Fund and the International Opportunities II Fund intend to exercise discretion to reallocate assets across domestic and international asset classes.

           All of the other Funds, with the exception of the Money Market Fund, generally allow the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the case of the Managed, Aggressive Balanced, and Global Balanced Funds.

12.        Adopting a Temporary Defensive Strategy

           All of the Funds, except the Money Market Fund, may (but are not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies.

           Most of the Funds are not limited as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity Fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond Fund might shorten maturities or tighten its investment quality parameters. An international Fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

           There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

13.        Investing With an Index-Based Objective

           The Equity Index, International Equity Index, and Bond Index Funds expect to invest substantially all of their assets in equity or debt securities within their investment objectives and policies at all times. Accordingly, these Funds may carry more risk in times of declining markets than Funds that are more likely to adopt a defensive investment posture in such circumstances by reallocating their assets in a manner different from that contemplated by their primary investment objective and strategies.

           Investments in the Equity Index, International Equity Index, and Bond Index Funds each involve the risk that the Fund will be unable to match the performance of its corresponding target index. Each Fund's ability to do so is affected by (a) the size and timing of cash flows into and out of that Fund, (b) the level of the Fund's expenses, including commissions and "spreads," on its portfolio transactions, other portfolio management expenses, and other operating expenses, and (c) the degree of success of the techniques employed by the Fund's subadviser. Further, if the size of a Fund limits the number of issues that the Fund can purchase, or that size is relatively small in relation to cash flows, there is a greater possibility that the Fund may be unable to match the performance of the corresponding target index.

           The S&P 500 Index: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

           The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's(R)," "S&P(R) ," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

           S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

           The Lehman Brothers Government/Corporate and Aggregate Bond Indexes:
The Lehman Brothers Government/Corporate Index (the "Government/Corporate Index") is intended to measure the performance of the domestic, fixed-rate investment grade debt market. The Government/Corporate Index is composed of (1) all public obligations of the U.S. Government, its agencies and instrumentalities (excluding "flower" bonds and pass-through issues, such as GNMA certificates) and (2) all publicly issued, fixed-rate, non-convertible, investment grade, U.S. dollar-denominated, SEC-registered obligations of domestic corporations, foreign governments and supranational organizations. Securities in the index generally have at least $150 million par amount outstanding and at least 1 year remaining to maturity.

           The Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Aggregate Bond Index covers those securities in the Government/Corporate Index, plus those covered by the Lehman Mortgage-Backed Securities Index ("MBS Index") the Lehman Commercial Mortgage-Backed Securities (ERISA Eligible) Index ("CMBS (ERISA Eligible) Index"), and the Lehman Asset-Backed Securities Index ("ABS Index"). The MBS Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal National Mortgage Association. The CMBS (ERISA Eligible) Index covers ERISA-Eligible CMBS securities. The ABS Index covers several subsectors -- including credit and charge cards, auto, utilities and home equity loans -- and includes pass-through, "bullet," and controlled amortization structures.

           All non-government issues in the Government/Corporate Index and the Aggregate Bond Index are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by Moody's, BBB by Standard & Poor's Ratings Group ("Standard & Poor's").

           All securities in the Government/Corporate Index and the Aggregate Bond Index issued by non-U.S. entities are denominated in U.S. dollars.

           Lehman Brothers, Inc. is neither a sponsor of nor in any other way affiliated with the Trust or the insurance products supported by the Trust. Inclusion of a security in the Government/Corporate or Aggregate Bond Indexes in no way implies an opinion of Lehman Brothers, Inc. as to its attractiveness or appropriateness as an investment.

           The MSCI EAFE GDP Index: The MSCI EAFE GDP Index weights countries such that a country with a larger GDP will have a greater weight in the index. Stocks within those countries are capitalization weighted; that is, stocks with a larger capitalization have a greater weight in the index.

           The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI"). MSCI makes no representation or warranty, express or implied, to the owners of the Trust, or any member of the public regarding the advisability of investing in funds generally or in the Trust or any Fund particularly, or the ability of the MSCI EAFE GDP Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI EAFE GDP Index, which is determined, composed and calculated by MSCI without regard to the Trust. "Morgan Stanley Capital International" is a service mark of Morgan Stanley & Co., Incorporated, that has been licensed for use by the Trust.

           MSCI has no obligation to take the needs of the Trust or the owners of insurance products supported by the Trust into consideration in determining, composing or calculating the MSCI EAFE GDP Index. MSCI is not responsible for and has not participated in the determination of the prices or amounts of insurance products supported by the Trust or the timing of the issuance and sale of such products, or in the determination or calculation of the equations by which such products are convertible into cash. MSCI has no obligation or liability to owners of the Trust or of the insurance products supported by the Trust in connection with the administration, marketing or trading of any Fund of the Trust.

           ALTHOUGH MSCI OBTAINS INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

14.        Investing on a Non-Diversified Basis

           The Large Cap Aggressive Growth, Mid Cap Growth and Global Balanced Funds are "non-diversified Funds." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

15.        Using Options (Generally)

           Most of the Funds may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, and financial futures contracts. This Section 15. discusses certain characteristics and risks that are generally common to all of these types of options. The Funds' use of specific types is discussed in Sections [7. - 8. above and 16. - 20. below], including characteristics and risks peculiar to those types of options or the Funds' use of them.

           Purchasing "call" options: If a Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

           A Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

           Secondly, a Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (e.g., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, a Fund can lose money purchasing a call option, even if the value of the option's subject increases.

           The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

           Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price if the purchaser exercises the option before it expires.

           The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

           Alternatively, a Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's initial purchase price by an amount greater than any commissions payable by the Fund on the purchase or sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject.

           The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

           Writing options on a "covered" basis. One way for a Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

           Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered." How similar those assets must be varies depending on the Fund and the type of covered option involved. More details in this regard can be found in Sections 16. - 19. below.

           Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that a Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised.

           Thus, if a Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). On the other hand, if a Fund sells (writes) a put option, the Fund could continue to experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns. More details about this can be found in Section 16. - 19. below.

           Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

16.        Using Options on Securities in Certain Conservative Investment
           Strategies

           Except as otherwise noted below, the general discussion of options in
Section 15. above applies to this Section 16.

           Each of the Funds may write covered call options that are traded on national securities exchanges, except for the Growth & Income, Real Estate Equity, and Money Market Funds. By "covered" we mean that the Fund will actually own the securities that are the subject of the option.

           The same Funds may purchase "protective" put options that are traded on national securities exchanges. By "protective", we mean that the Fund will actually own the securities that are the subject of the option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

           Liquidity risk: The Funds intend to write and purchase options only if the subadviser believes that adequate liquidity exists. If for any reason a Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

17. Using Financial Futures Contracts, Options on Such Contracts and Options on Stock Indexes (General Considerations)

           Most of the Funds may, in varying degrees use financial futures contracts, options on such futures and options on stock indexes. This Section 17 discusses certain characteristics and risks that generally pertain to these instruments, regardless of the specific use to which they are put. The Funds' specific uses are discussed in Sections 7. - 8. above and 18. - 20. below, including specific risks related to those risks.

           Financial futures contracts: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

           An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

           Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

           A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

           Options on financial futures contracts: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the sale side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

           More specifically, an option written by a Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

           Stock index options: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

           Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

           Margin requirements for futures and options: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that a Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

           Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

           Certain risks: Financial futures, options thereon, and stock index options, if used by a Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

           The Funds generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, a Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, a Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

           Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers.

The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

           Asset segregation requirement for certain futures and options positions: A Fund will maintain at all times in a segregated account with its custodian cash or high-grade liquid debt securities at least equal to the sum of the purchase prices of all of the Fund's open futures purchase positions, plus the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus the exercise price of all outstanding put options on futures contracts written by the Fund, minus the amount of margin deposits with respect thereto as marked to market each day.

18. Using Financial Futures, Options Thereon, and Stock Index Options for Certain Hedging-Type Strategies

           This Section 18. should be read against the background of the generally applicable information about options, futures and related risks that appears in Sections 15. and 17. above.

           This Section 18. covers all Funds, except the Growth & Income, Real Estate Equity, and Money Market Funds. Specifically, with those exceptions, all Funds may use exchange-traded financial futures contracts thereon, and, except for the Active Bond Fun, they also may purchase exchange-traded put or call options on stock indexes, for the purposes discussed below.

           It should be emphasized that none of the Funds is required to use any of these strategies, and doing so is not a principal investment strategy of any of the Portfolios. Therefore, it should not be assumed that any particular Fund will ever necessarily use any of these strategies to a significant extent.

           Hedging with financial futures contracts against market changes: All Funds covered by this Section 18. (except the Equity Index Fund) may use financial futures contracts as a hedge to protect against possible changes in interest rates and security prices.

           Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type owned by them, these Funds (other than the Equity Index
Fund) may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities held by them, these Funds (other than the Equity Index and Large Cap Value CORE Funds) may enter into interest rate futures sale contracts.

           Establishing market exposure and managing cash flow with financial futures contracts: On the other hand, purchasing futures contracts could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities. Thus, the following Funds may purchase and sell stock index and interest rate futures to maintain market exposure and manage cash flows: the Managed, Aggressive Balanced, Equity Index, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Growth, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Growth, Fundamental Mid Cap Growth, Mid Cap Blend, Mid Cap Value, Small/Mid Cap CORE, Small/Mid Cap Value, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Market Equity, Short-Term Bond, Core Bond, Bond Index, Active Bond, Global Bond, and High Yield Bond Funds.

           Managing foreign currency exposure with foreign currency futures contracts: Any Fund may use foreign currency futures contracts to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.

              Using options on futures contracts and options on stock indexes for the foregoing purposes: Each Fund that this Section 18. authorizes to use financial futures contracts also may purchase options on appropriate financial futures contracts and (except for the Active Bond Fund) stock indexes for any purpose and to the extent that it could use financial futures contracts as discussed above.

           Limitations on "long" positions for certain Funds: The Large Cap Value CORE Portfolio may not purchase financial futures contracts, except for currency futures. The following limitation applies to the Managed, Aggressive Balanced, Equity Index, Large Cap Aggressive Growth, Large/Mid Cap Value Fundamental Mid Cap Growth and Mid Cap Blend Funds. These Funds may purchase financial futures contracts, purchase call options on financial futures options or purchase call options on equity indexes only if (a) they intend to purchase securities (or, in the case of the Aggressive Balanced, Equity Index, Large Cap Aggressive Growth, Large/Mid Cap Value, Fundamental Mid Cap Growth, and Mid Cap Blend Funds, wish to establish or maintain market exposure to securities that the Fund would be authorized to purchase) and (b) the values of such securities are expected to change by approximately the same amount as the value of the futures or options contracts being used to hedge them.

           Risks of hedging-type strategies: If, after a Fund establishes a hedge position, the value of the securities or currencies being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

           The success of the Funds in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

           The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by a Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

19.        Using Options and Futures In Potentially More Aggressive Strategies

           This Section 19. should be read against the background of the generally applicable information about options, futures, and related risks that appears in Section 15., 17. and 18. above.

           This Section 19. applies only to the Managed, Aggressive Balanced, Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds. The option and futures strategies discussed in this Section are in addition to those discussed for those (and other) Funds in Sections 7., 8., 16., and 18. above.

           Writing certain types of options: The Managed, Aggressive Balanced, Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, , Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may write "covered" put options on securities. In addition, the Managed, Aggressive Balanced, Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may also write covered put and call options on indexes composed of securities in which the Fund may invest. Such index options may be written in any manner that the Fund in question is authorized to write options on specific securities it owns.

              A put option written by a Fund will be deemed to be "covered" if the Fund maintains in a segregated account with its custodian cash, U.S. Government securities or other high-grade liquid debt securities with a value at all times at least equal to the exercise price of the put. Put and call options written by Funds will also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under put or call options purchased by the Fund.

           Purchasing certain types of options. The Managed, Aggressive Balanced, Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Global Bond, and High Yield Bond Funds may purchase put and call options on securities in which it may invest, without specific restriction as to the circumstances of such purchases. Similarly, each of these Funds, as well as the Small/Mid Cap Growth and Short-Term Bond Funds, may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases.

           Option purchases of the type covered in the preceding paragraph would have to be consistent with the Fund's investment objective. Also, each of the above-listed Funds is subject to the limitation on certain futures and options transactions described in Section 20.

           Using options traded over-the-counter or on foreign exchanges: The Managed, Aggressive Balanced, Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may also use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges, in any manner that they would be permitted to use such options that were traded on domestic exchanges. These Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. These Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

           Using futures contracts and options on futures contracts for certain purposes: The Managed, Aggressive Balanced, American Leaders Large Cap Value, Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Small/Mid Cap Growth, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Core Bond, Global Bond, and High Yield Bond Funds may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

           There is no specific overall limit on the amount of the assets these Funds may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions. Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of premiums paid by a Fund for such options that are not used for bona fide hedging is (pursuant to the restrictions set forth in Section 20. below) limited to 5% of the Fund's net assets.

           Risks of potentially more aggressive options and futures strategies:
As outlined above, the Funds discussed in this Section 19. may engage in types of options and futures transactions not permitted to the other Funds, including over-the-counter options, writing covered put options, and more types of transactions that are not solely for hedging-type purposes or that other may be more speculative. Also, even as to options and futures transactions of a type that are permitted to other Funds, these Funds are, in certain cases, not as limited regarding the amount of their assets that may be so employed. Accordingly, to the extent that these Funds exercise their broader authority to enter into options and futures transactions, they may incur greater risks than the other Funds.

20.        Limiting the Funds' Exposure to Certain Futures and Option
           Transactions.

           The Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value, and International Opportunities Funds will not enter into any financial futures contract or purchase any option thereon, if, immediately thereafter, the total amount of its assets required by commodities exchanges to be on deposit as margin to secure its obligations under futures contracts, plus the amount of premiums paid by the Fund for outstanding options to purchase futures contracts, exceeds 5% of the market value of the Fund's total assets.

           The following limitation applies to all of the Funds that can invest in financial futures contracts or options thereon, other than the Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Small Cap Value and International Opportunities Funds: No such other Fund may purchase, sell or write futures contracts or options thereon other than for "bonafide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

           Nor will any of the Large Cap Value, Large Cap Value CORE, Large Cap Growth, Mid Cap Value, Small Cap Value or International Equity Funds enter into any transaction in interest rate, stock index or currency futures, or options thereon, or stock index options, if the value of the securities being hedged by all of such instruments would immediately thereafter be more than one-third of the value of the Fund's total assets. Nor will any Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

21.        Using Other Types of Derivative Instruments

           The Global Balanced, International Equity Index, and High Yield Bond Funds may engage in "swap" transactions (specifically interest rate, currency and index swaps) and in the purchase or sale of related "caps," "floors," or "collars." The Emerging Markets Equity Fund may also engage in those transactions and, in addition, may engage in equity swap transactions. The Managed and Aggressive Balanced Funds may each invest up to 10% of the respective Fund's total assets (at the time the swap is entered into) in currency and equity swaps for hedging purposes or for currency management strategies as discussed in Section 6 above. The International Equity Fund may invest up to 10% of its total assets (at the time the swap is entered into) in currency and equity swaps, although it will use currency swaps only for hedging purposes. The Global Bond Fund may also use these derivative instruments, but only for currency management strategies as discussed in Section 6. above.

           The nature and risks of these types of transactions are discussed further in the paragraphs that follow.

           Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

           Provided the contract so permits, a Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

           Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

              Currency, index and equity swaps, caps, floors and collars:
Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

           Risks and purposes of these other derivatives: The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

           Swaps, caps, floors and collars tend to be more volatile than many other types of investments. Nevertheless, a Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Rather, a Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will a Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, a Fund may use these derivative instruments only in ways that are consistent with its investment objective.

           The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used.

           These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. None of the Funds will enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

           There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

           The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

           Segregation requirements for these derivatives: Each Fund will maintain cash or liquid high grade debt securities in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under swaps, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

22.        Investing in Other Investment Companies

           Each Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

           Using other investment companies to gain exposure to certain foreign securities: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only way) for a Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

           The Emerging Markets Equity Fund is the most likely to make significant investments in other investment companies to gain exposure to foreign securities; and John Hancock and the subadviser have agreed to waive their own management fees with respect to the portion of that Fund's assets invested in other open-end (but not closed-end) investment companies. (An "open end" company is one whose shares are freely redeemable. A "closed end" company is one whose shares can generally be disposed of only in market transactions, as opposed to redemptions.)

           The International Equity Index Fund is likely to invest in closed-end investment companies known as "country funds" or passive foreign investment companies. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including country funds.

           The Large Cap Value CORE and International Equity Funds may invest in World Equity Benchmark Shares ("WEBS") and other investment company securities that represent a similar interest in securities included in a foreign securities index. (These securities are similar in structure to the SPDR's discussed below.)

           Investing in Standard & Poor's Depository Receipts (SPDR's): The Equity Index, American Leaders Large Cap Value, Large Cap Value CORE, and Small/Mid Cap CORE Funds may, consistent with their investment objectives, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs.

           Investing in money market fund shares: A Fund may also invest in money market funds managed by its subadviser in reliance upon an exemptive order received by its subadviser from the SEC. Such exemptive orders may permit funds managed by the subadviser to invest in money market funds managed by it, to an extent in excess of amounts otherwise permitted by the Investment Company Act. The subadviser to the Mid Cap Growth Fund will remit the fees it receives from money market funds it manages, to the extent such fees are based on the Mid Cap Growth Fund's assets, to the Mid Cap Growth Fund. Nor are the Large Cap Value and International Opportunities Funds charged any investment management fees for investments in money market funds managed by their subadvisers.

23.        Purchasing "When Issued" Securities and Forward Commitments

           All Funds (other than the Growth & Income and Money Market Funds) may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

           In addition, these Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

           Asset segregation requirement for these transactions. Each Fund will maintain in a segregated account with its custodian cash or liquid high grade debt securities that at all times equal the amount of its when issued and forward commitments.

24.        Short-Term Trading

           All Funds can use short-term trading of securities as a means of managing their portfolios to achieve their investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time, in some instances for less than three months. A Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for a Fund that would not be incurred by a Fund that did not engage in that practice.

25.        Entering Into Repurchase Agreements

           All of the Funds may enter into repurchase agreements.

           A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

           The Managed, Aggressive Balanced, Growth & Income, Large Cap Growth, Real Estate Equity, Active Bond and Money Market Funds may not invest in repurchase agreements maturing in more than 7 days. No other Fund will invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% of the Fund's net assets.

           Each Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

26.        Participating in Joint Trading Accounts

           John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in
Section 25. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and the following Funds regularly participate in it: the Managed, Aggressive Balanced, Growth & Income, Large Cap Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Small Cap Value, International Equity Index, High Yield Bond and Money Market Funds.

           Each Fund is also free to participate in any similar joint trading account that their subadviser operates for mutual fund assets managed by it. These other joint trading accounts would be operated pursuant to their own SEC exemptive orders, and the following Funds currently participate in such other joint trading accounts: the Large Cap Value CORE, Mid Cap Growth, Small/Mid Cap CORE, Small/Mid Cap Growth, Small Cap Growth, International Equity, and Active Bond Funds.

           In each case, the subadviser that operates one of these joint trading accounts is responsible for ensuring that all repurchase agreements acquired through these accounts are at all times fully collateralized.

27.        Lending of Fund Securities

           In order to generate additional income, all Funds may, and most do, lend securities from their portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 60 days and will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

           Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. No Fund will lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

28.        Using Reverse Repurchase Agreements and Mortgage "Dollar Rolls"

           The Short-Term Bond and Money Market Funds may enter into reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

           The Managed, Aggressive Balanced, Short-Term Bond, Bond Index, Core Bond, Active Bond, and Global Bond Funds may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

           The mortgage dollar rolls and reverse repurchase agreements entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are associated with other types of leverage.

           Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: Each Fund will set aside in a segregated account with its custodian liquid assets that at all times are at least equal to its obligations under outstanding reverse repurchase agreements and mortgage dollar rolls it has entered into.

29.        Investing in Rule 144A and Illiquid Securities

           All Funds, other than the Growth & Income, Large Cap Growth and Real Estate Equity Funds, may purchase unregistered securities that are eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Case-by-case determinations are made whether each issue of Rule 144A securities owned by the Fund is an illiquid security.

           If illiquid, a Rule 144A security may not be purchased by the Money Market Fund. Nor may the Money Market Fund purchase any other investments that are deemed to be illiquid, if the total of all its illiquid assets would be more than 10% of its net assets. Each Fund other than the Money Market Fund, however, may purchase illiquid Rule 144A securities, or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% of the Fund's net assets.


                 THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

           The Funds' investment objectives and strategies may, in general, be changed without the approval of shareholders.

In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of each Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for any Fund without the approval of a majority of the outstanding voting shares of each affected Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

           To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

           As a matter of fundamental policy, no Fund will:

           (1) Purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust or an interest in a pool of real estate mortgage loans is not treated as an interest in real estate. Investments of the type permitted in the Real Estate Equity Fund are not deemed interests in real estate for the purposes of this restriction.

           (2) Make loans, other than through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies, except that each Fund may lend portfolio securities not having a value in excess of 33 1/3% of the Fund's total assets.

           (3) Invest in commodities or in commodity contracts or in puts, calls or a combination of both, except that

               (A) the Managed, Aggressive Balanced, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Growth, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Mid Cap Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Core Bond, Bond Index, Global Bond, and High Yield Bond Funds may

                               (i) write call options on, and purchase put options covered by, securities held by them and purchase and sell options to close out positions thus established, provided that no such covered call or put option position will be established in the Large Cap Growth Fund if more than one-third of the Fund's total assets would immediately thereafter be subject to such call and put options,

                               (ii) purchase options on stock indexes and write such options to close out positions previously established, and

                               (iii) enter into financial futures contracts or
                     purchase options on such contracts, and effect offsetting transactions to close out such positions previously established; provided that, (a) as to the Large Cap Value, Large Cap Growth, Mid Cap Value, and Small Cap Value Funds, no position in financial futures, options thereon or options on securities indexes will be established if, immediately thereafter, the then-current aggregate value of all securities owned or to be acquired by the Fund which are hedged by such instruments exceeds one-third of the value of its total assets and (b) as to such Funds, and as to the Equity Index and International Opportunities Funds, no futures position or position in options on futures will be established if, immediately thereafter, the total of the initial margin deposits required by commodities exchanges with respect to all open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the Fund's total assets;

                     (B) with respect to the Managed, Aggressive Balanced, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Mid Cap Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Core Bond, Global Bond, and High Yield Bond Funds, forward foreign exchange contracts, forward commitments, and when issued securities are not deemed to be commodities or commodity contracts or puts or calls for the purposes of this restriction;

                     (C) the Managed, Aggressive Balanced, Mid Cap Growth, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Global Bond, and High Yield Bond Funds may, in addition to the activities permitted in (A) and (B) above,

                               (i) write put and call options on securities and market indexes, if such positions are covered by other securities or outstanding put and call positions of the Fund, and purchase put and call options to close out any positions thus established, and

                               (ii) enter into futures contracts on securities
                     or market indexes, or purchase or write put or call options on such futures contracts, for hedging or speculative (non-hedging) purposes, and enter into offsetting transactions to close out any positions thus established; provided that none of these Funds may purchase, sell or write such futures or options other than for bona fide hedging purposes if immediately thereafter the Fund's margin deposits on such non-hedging positions, plus the amount of premiums paid for outstanding options on futures contracts that are not for bona fide hedging purposes (less any amount by which any such option is "in the money" at the time of purchase) exceeds 5% of the market value of the Fund's net assets;

                     (D) the Active Bond and Core Bond Funds may enter into futures contracts and purchase or write options thereon to the same extent as is permitted in (C), above, with respect to the Funds listed therein; and

                     (E) the Managed, Aggressive Balanced, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth,
           Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Core Bond, Global Bond, and High Yield Bond Funds may purchase or write put or call options on foreign currencies, may purchase put or call options on securities, and may enter into closing transactions with respect to any of such options.

           (4) Engage in the underwriting of securities of other issuers, except to the extent the Fund may be deemed an underwriter in selling as part of an offering registered under the Securities Act of 1933 securities which it has acquired.

           (5) Borrow money, except from banks as a temporary measure where such borrowings would not exceed 5% of the market value of total assets of the Fund as of the time each such borrowing is made, or 10% as to the Aggressive Balanced, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap CORE, International Equity
Index, International Equity, International Opportunities II, Emerging Markets Equity, Bond Index, Core Bond and High Yield Bond Funds, subject to a non-fundamental policy that none of these Funds will make additional investments at any time when such borrowings plus any amounts payable by the Fund under reverse repurchase agreements exceed 5% of that Fund's total assets.

           (6) Except as set forth in the following sentence, neither the Managed and Active Bond Funds, nor the Growth & Income, Large Cap Growth, Real Estate Equity, or Money Market Funds may purchase securities which are subject to legal or contractual delays in or restrictions on resale. The Managed and Active Bond Funds may, however, purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, subject to a non fundamental restriction limiting all illiquid securities held by each Fund to not more than 15% of the Trust's net assets.

           (7) Purchase securities on margin, except for short-term credits as may be necessary for the clearance of purchases or sales of securities, or effect a short sale of any security. Neither the use of futures contracts as permitted by restriction (3), above nor the use of option contracts as permitted by restriction (3) above, shall be deemed to be the purchase of a security on margin.

           (8) Invest for the purpose of exercising control over or management of any company.

           (9) Unless received as a dividend or as a result of an offer of exchange approved by the Securities and Exchange Commission ("SEC") or of a plan of reorganization, purchase or otherwise acquire any security issued by an investment company if the Fund would immediately thereafter own (a) more than 3% of the outstanding voting stock of the investment company, (b) securities of the investment company having an aggregate value in excess of 5% of the Fund's total assets, (c) securities of investment companies having an aggregate value in excess of 10% of the Fund's total assets, or (d) together with investment companies having the same investment adviser as the Fund (and companies controlled by such investment companies), more than 10% of the outstanding voting stock of any registered closed-end investment company. A real estate or mortgage investment trust is not considered an investment company. This restriction (9) does not apply to the Aggressive Balanced, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, International Equity, Global
Balanced, International Opportunities, International Opportunities II, Emerging Markets Equity, Bond Index, Core Bond, Global Bond, or High Yield Bond Funds.

           (10) Purchase securities of any issuer, if (a) with respect to 75% of the market value of its total assets, more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, unless such issuer is the United States Government or its agency or instrumentality, or (b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction (10) does not apply to the Large Cap Aggressive Growth, Mid Cap Growth or Global Balanced Funds.

           (11) Issue senior securities. For the purposes of this restriction, the following shall not be deemed to be the issuance of a senior security: the use of futures contracts as permitted by restriction (3), above; the use of option contracts as permitted by restriction (3), above; and the use of foreign currency contracts.

           The Aggressive Balanced, Equity Index, Large Cap Value, American Leaders Large Cap Value, Large Cap Value CORE, Large Cap Aggressive Growth, Large/Mid Cap Value, Mid Cap Value, Mid Cap Growth, Fundamental Mid Cap Growth, Mid Cap Blend, Small/Mid Cap Value, Small/Mid Cap Growth, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Balanced, International Equity Index, International Equity, International Opportunities, International Opportunities II, Emerging Markets Equity, Short-Term Bond, Bond Index, Active Bond, Core Bond, Global Bond, and High Yield Bond Funds will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of the Trust's investments in such industry would exceed 25% of its total assets taken at market value. For the purpose of this restriction, telephone, water, gas and electric public utilities are each regarded as separate industries, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parent. In conformity with its understanding of current interpretations of the Investment Company Act by the staff of the SEC, the Trust, as a non-fundamental policy, interprets this limitation not to apply to securities issued by the Federal government, or state and local governments within the U.S., or political subdivisions thereof; but this exception does not apply to securities of foreign government entities. If these interpretations change, however, the Trust may modify its practices to conform to such changes.

           For purposes of any restrictions or limitation to which the Trust is subject, no Fund, by entering into any futures contract or acquiring or writing any option thereon or on any security or market index, shall be deemed

           (1) to have acquired or invested in any securities of any exchange or clearing corporation for any such instrument or

           (2) to have acquired or invested in any debt obligations or in any stocks comprising indexes on which such instrument is based, but which the Fund does not hold directly in its portfolio.


                   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

           The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The following table provides information about the members of the Board of Trustees and the officers of the Trust:

Name, Address and Age                  Positions Held With Trust            Principal Occupation(s) During Past Five Years
---------------------                  -------------------------            ----------------------------------------------
Michele G. Van Leer* (age 42)                                               Senior Vice President, Product Management, John Hancock
John Hancock Place                       Chairman and Trustee               Life Insurance Company; President & Director, John
Boston, Massachusetts 02117                                                 Hancock Variable Life Insurance Company

Thomas J. Lee* (age 45)                  Vice Chairman, President and       Vice President, Life and Annuity Services, John Hancock
John Hancock Place                       Trustee                            Life Insurance Company; Director, John Hancock Variable
Boston, Massachusetts 02117                                                 Life Insurance Company

Name, Address and Age                  Positions Held With Trust            Principal Occupation(s) During Past Five Years
---------------------                  -------------------------            ----------------------------------------------
Elizabeth G. Cook (age 62)               Trustee                            Expressive Arts Therapist, Dana-Farber Cancer
85 East India Row                                                           Institute; President, The Advertising Club of Greater
Boston, Massachusetts 02110                                                 Boston

Diane C. Kessler (age 53)                Trustee                            Executive Director, Massachusetts Council of Churches
325 Parker Street
Newton Centre
Massachusetts 02159

Robert Verdonck (age 54)                 Trustee                            President and Chief Executive Officer, East Boston
One Bennington Street                                                       Savings Bank
East Boston
Massachusetts 02128

Hassell H. McClellan (age 54)            Trustee                            Professor and Graduate Dean, The Graduate School of the
Boston College                                                              Wallace E. Carroll School of Management, Boston College
Graduate School of Management
Fulton 320
140 Commonwealth Avenue
Chestnut Hill, Massachusetts
02467

Raymond F. Skiba (age 54)                Treasurer                          Director, Fund Operations, John Hancock Life Insurance
John Hancock Place                                                          Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 47)               Secretary                          Senior Marketing Consultant,
John Hancock Place                                                          Life Product Management
Boston, Massachusetts  02117

* Ms. Van Leer and Mr. Lee are the only Trustees who are "interested persons" as defined in the Investment Company Act. They also constitute the Trust's Executive Committee. The Executive Committee may from time to time be delegated power to act on behalf of the Board of Trustees, except with repect to declarations of dividends or distributions, recommendations to the shareholders on actions requiring shareholder approval, changes to the Trust's bylaws, or mergers or share exchanges which do not require shareholder approval.

           Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

The combined interest of all the Trust's officers and Trustees, however, does not aggregate as much as 1% of any Fund's net assets.

           Compensation paid by the Trust to its current disinterested Trustees during 1999 was as follows:

                    Ms. Cook                 $46,600.00
                    Ms. Kessler              $30,550.00
                    Mr. Verdonk              $30,250.00

The Trust paid no compensation to any other officer or Trustee.

                        INVESTMENT ADVISORY ARRANGEMENTS

The Trust's Investment Advisory Arrangements With John Hancock

           John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Fund pursuant to several investment advisory agreements. Each Fund is party to one of these investment advisory agreements with John Hancock.

           The Trust pays John Hancock investment advisory fees at the following rates:

                                                                  John Hancock's Investment Advisory Fee
                                                                  as an Annual Percentage of Each Portion
Fund                                                              of the Fund's Average Daily Net Assets
----                                                              --------------------------------------
Managed                                    .40% of first $500 million; .35% of next $500 million; .30% above $1 billion
Large Cap Growth

Growth & Income                            .25%

Aggressive Balanced                        .675% of first $250 million; .625% of next $250 million; .60% above $500 million

Large Cap Value CORE                       .75% of first $50 million; .65% 0f next $150 million; .60% above $200 million

American Leaders Large Cap Value           .80% of first $50 million; .65% of next $200 million; .60% of next $250 million;
                                           .55% above $500 million

Large Cap Aggressive Growth                1.00% of first $10 million; .875% of next $10 million; .75% above $20 million

Active Bond                                .25%

Money Market                               .25%

Small Cap Growth                           .75%

Large Cap Value                            .75% of first $100 million; .70% of next $150 million; .65% above $250 million

Equity Index                               .15% of first $75 million; .14% of next $50 million; .13% above $125 million

Large/Mid Cap Value                        .95% of first $25 million; .85% of next $25 million; .75%  of next $50 million; 65%
                                           above $100 million

Small Cap Value                            .80% of first $100 million; .75% of next $100 million; .65% above $200 million

Mid Cap Value                              .80% of first $100 million; .775% of next $150 million; .75% of next $250 million;
                                           .725% of next $250 million; .70% above $750 million

Mid Cap Growth                             .85% of first $100 million; .80% above $100 million

                                                                  John Hancock's Investment Advisory Fee
                                                                  as an Annual Percentage of Each Portion
Fund - continued                                            of the Fund's Average Daily Net Assets - continued
----------------                                            --------------------------------------------------
Fundamental Mid Cap Growth                 .85% of first $50 million; .80% of next $50 million; .75% of next $50 million; .70%
                                           above $150 million

Real Estate Equity                         1.10% of first $50 million; 1.00% of the next $50 million; .90% of the next $100 million; .80% above $200 million

Mid Cap Blend                              .75% of first $250 million; .70% of next $250 million; .65% above $500 million

Small/Mid Cap Growth                       .75% of first $250 million; .70% of next $250 million; .65% above $500 million

Small/Mid Cap Value                        .95% of first $100 million; .90% of next $150 million; .85% over $250 million

Small/Mid Cap CORE                         .80% of first $50 million; .70% above $50 million

Global Balanced                            .85% of first $100 million; .70% above $100 million

International Equity Index                 .18% of first $100 million; .15% of next $100 million; .11% above $200 million

International Equity                       1.00% of first $50 million; .95% of next $150 million; .90% above $200 million

International Opportunities                1.00% of first $20 million; .85% of next $30 million; .75% above $50 million

International Opportunities II             .90% of first $50 million; .80% of next $100 million; .70% above $150 million

Emerging Markets Equity                    1.30% of first $10 million; 1.20% of next $140 million; 1.10% above $150 million

Short-Term Bond                            .30%

Bond Index                                 .15% of first $100 million; .13% of next $150 million; .11% above $250 million

Core Bond                                  .70% of first $25 million; .65% of next $25 million; .60% of next $100 million; .55%
                                           above $150 million

Global Bond                                .75% of first $25 million; .65% of next $50 million; .55 of next $75 million; .50%
                                           above $150 million

High Yield Bond                            .65% of first $100 million; .60% of next $100 million; .50% above $200 million

           Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

           All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

The Trust's Arrangements With Subadvisers

           Set forth below are the names to the Funds' subadvisers and certain persons who may control them.

                  Subadviser                   Subadviser's                                            General Nature
                 and the Funds                 Controlling                                                   of
                  It Manages                     Person                Basis of Control            Control Person's Business
                  ----------                     ------                ----------------            -------------------------
1.   Independence Investment Associates,    John Hancock           Indirectly owns 100% of     Financial services holding company
     Inc. (Managed, Growth & Income,        Financial Services     voting stock
     Large Cap Growth, Real Estate          Inc.
     Equity, Short-Term Bond, Aggressive                                                       Life insurance and other financial
     Balanced, and Mid-Cap Blend Funds)     John                   Indirectly owns             services provided directly or
                                            Hancock                100% of voting stock        through subsidiaries
                                            Life Insurance
                                            Company

2.   John Hancock Advisers, Inc. (Small     Same as 1. above.
     Cap Growth and Active Bond Funds)

3.   State Street Bank & Trust Company      State Street           Owns 100% of the            Financial services holding company
     (Equity Index Fund)                    Corporation            subadviser

4.   T. Rowe Price Associates, Inc.         None                                               Publicly traded investment adviser
     (Large Cap Value Fund)                                                                    and financial services company

5.   Neuberger & Berman, LLC (Mid Cap       Neuberger Berman Inc.  Owns 100% of the            Financial services holding company
     Value Fund)                                                   subadviser



                  Subadviser                   Subadviser's                                               General Nature
                 and the Funds                 Controlling                                                      of
            It Manages - continued               Person                 Basis of Control             Control Person's Business
            ----------------------               ------                 ----------------             -------------------------
6.   Janus Capital Corporation              Kansas City Southern   Indirectly owns 82% of      Publicly traded transportation and
     (Mid Cap Growth Fund)                  Industries, Inc.       the subadviser              financial services company

                                            Thomas H. Bailey                                   Private Investor
                                                                   Owns 12% of the
                                                                   subadviser and, by
                                                                   contract, may elect
                                                                   majority of the
                                                                   subadviser's directors

7.   Goldman Sachs Asset Management         Goldman Sachs & Co.    The subadviser is a unit    Publicly traded investment banking
     (Small/Mid Cap CORE, Large Cap Value                          of the Investment           and financial services company
     CORE, and International Equity Funds                          Management Division of
                                                                   Goldman Sachs & Co.

8.   INVESCO Management & Research, Inc.    AMVESCAP, Inc.         Indirectly owns 100% of     Financial services holding company
     (Small Cap Value Fund)                                        voting stock

9.   Brinson Partners, Inc. (Global         UBS AG                 Indirectly owns 100% of     Full service global financial
     Balanced Fund)                                                voting stock                services company

10.  Independence Inter-national            John Hancock           Indirectly owns 100% of     Financial services holding company
     Associates, Inc. (International        Financial Services     voting stock
     Equity Index Fund)                     Inc.
                                                                                               Life insurance and other financial
                                            John Hancock Life      Indirectly owns             services provided directly or
                                            Insurance Company      100% of voting stock        through subsidiaries


                                            Independence                                       Investment manager and adviser
                                            Investment             Owns 100% of voting
                                            Associates, Inc.       stock

11.  Rowe Price Fleming International,      T. Rowe Price          Owns 50% of the subadviser  Publicly traded investment adviser
     Inc. (International Opportunities      Associates, Inc.                                   and financial services company;
     Fund, International Opportunities
     II Fund)
                                                                   Owns, directly and          Financial services company
                                            Robert Fleming         indirectly, 50% of the
                                            Holdings, Ltd.         subadviser

                  Subadviser                   Subadviser's                                               General Nature
                 and the Funds                 Controlling                                                      of
            It Manages - continued               Person                 Basis of Control             Control Person's Business
            ----------------------               ------                 ----------------             -------------------------
12.  Morgan Stanley Dean Witter             Morgan Stanley Dean    Directly owns 100% of
     Investment Management Inc. (Emerging   Witter & Co.           voting stock
     Markets Equity  and Real Estate
     Equity Funds)

13.  Mellon Bond Associates, LLP (Bond      Mellon Financial       Directly owns 100% of the   Bank holding company
     Index Fund)                            Corporation            subadviser

14.  J.P. Morgan Investment Management      J.P.Morgan & Co.       Owns 100% of the            Financial services holding company
     Inc. (Global Bond Fund)                Incorporated           subadviser

15.  Wellington Management Company, LLP     Laurie A. Gabriel;     Managing Partners           Investment management
     (High Yield Bond, Small/Mid Cap        Duncan M. McFarland;
     Growth, and Large/Mid Cap Value        John R. Ryan
     Funds)

16.  Alliance Capital Management, LLP       The Equitable Life     ELAS and its subsidiaries   Life insurance and other financial
     (Large Cap Aggressive Growth)          Assurance Society of   owned (as of 11/1/99)       services
                                            the U.S. ("ELAS")      55.38% partnership
                                                                   interest in the subadviser

17.  The Boston Company Asset Management,   Mellon Financial       The subadviser is an        Financial services holding company
     LLC (Small/Mid Cap Value Fund)         Corporation            indirect wholly owned
                                            ("Mellon")             subsidiary of Mellon
18.  OppenheimerFunds, Inc. (Fundamental    Massachusetts Mutual   MML indirectly owns a       Life insurance and other financial
     Mid Cap Growth Fund)                   Life Insurance         majority of  the            services
                                            Company ("MML")        subadviser's voting stock

19.  Federated Investment Management        Federated Investors,   The subadviser is a         Investment management and related
     Company                                Inc.                   subsidiary of Federated     financial services
                                                                   Investors, Inc.

Set forth below are the sub-advisory fees that John Hancock pays the subadvisers for each Fund. The below fees are paid by John Hancock and not by the Funds.

                                                         Subadvisory Fees Payable by John Hancock,
              Fund                                as a Percentage of Each Fund's Average Daily Net Assets
              ----                                -------------------------------------------------------
Large Cap Growth,          .30% of first $500 million; .2625% of next $500 million; and .225% above $1 billion
Managed

Growth & Income,           .1875%
Active Bond

Real Estate Equity         Assets managed by Independence Investment Associates, Inc.: .30% of first $300 million;
                           .25% of next $500 million; and .20% above $800 million
                           Assets managed by Morgan Stanley Dean Witter Investment Management Inc.: .70%
                           of first $50 million; .60% of next $50 million; .50% of next $100 million; and .40%
                           above $200 million

Short-Term Bond            .19% of first $250 million; .17% of next $250 million; and .15% above $500 million

Aggressive Balanced        .325% of first $250 million; .275% of next $250 million; and .25% above $500 million


Mid Cap Blend              .40% of first $250 million; .35% of next $250 million; and .30% above $500 million

Small Cap Growth           .50%
Equity Index               .07% of first $75 million; .06% of next $50 million; .05% of next $275 million; and .03% above $400 million

Large Cap Value            .50% of first $100 million; .45% of next $150 million; and .40% above $250 million

American Leaders Large     .40% of first $50 million; .25% of next $200 million; .20% of next $250 million; .15% above $500
Cap Value                  million

Mid Cap Value              .50% of first $100 million; .475% of next $150 million; .45% of next $250 million; .425% of next $250 million; and .40% above $750 million

Mid Cap Growth             .60% of first $100 million;  .55% of the next  $400 million; and .45% above $500 million

Small/Mid Cap              .60% of first $50 million; and .50% above $50 million
CORE

Large Cap Value            .40% of first $50 million; .30% of next $150 million; and .25% above $200 million
CORE
International Equity       .60% of first $50 million; .55% of next $150 million; and .50% above $200 million

Small Cap Value            .55% of first $100 million; .50% of next $100 million; and .40% above $200 million

Global Balanced            .50% of first $100 million; and .35% above $100 million

                                                         Subadvisory Fees Payable by John Hancock,
     Fund - continued                    as a Percentage of Each Fund's Average Daily Net Assets - continued
     ----------------                    -------------------------------------------------------------------
International Equity       .125% of first $100 million; .10% of next $100 million; and .06% above $200 million
Index

International              .75% of first $20 million; .60% of next $30 million; .50% of next $150 million; and
Opportunities              50% of all assets if the Fund reaches $200 million of net assets
                                  ---

International              .70% of first $50 million; .60% of next $100 million; and .50% above $150 million
Opportunities II

Emerging Markets           1.10% of first $10 million; .90% of next $140 million; and .80% above $150 million.
Equity

Core Bond                  .30% of first $25 million; .25% of next $25 million; .20% of next $100 million; .15% above $150 million

Bond Index                 .08% of first $100 million; .06% of next $150 million; and .04% above $250 million

Global Bond                .50% of first $25 million; .40% of next $50 million; .30% of next $75 million; and .25% above $150 million

High Yield Bond            .50% of first $100 million; .45% of next $100 million; and .35% above $200 million.

Small/Mid Cap              .55% of first $100 million; .45% of next $100 million; and .40% above $200 million
Growth

Large/Mid Cap              .60% of first $25 million; .50% of next $25 million; .40% of next $50 million; and .30% above $100
Value                      million

Large Cap                  .75% of first $10 million; .625% of next $10 million; and .50% above $20 million
Aggressive Growth

Small/Mid Cap              .65% of first $100 million; .60% of next $150 million; and .55% above $250 million
Value

Fundamental Mid            .50% of the first $50 million; .45% of next $50 million; .40% of next $50 million; and .35% above
Cap Growth                 $150 million

Dollar Amounts of Advisory Fees, Subadvisory Fees, and Expense Reimbursements

           Set out below are the dollar amounts of advisory fees that the Trust paid to John Hancock and the subadvisory fees that John Hancock paid to subadvisers for the past three years:

Fund                                                Investment Adviser                                    Subadvisers*
----                               --------------------------------------------------- ---------------------------------------------

                                         1999              1998             1997             1999             1998             1997
                                         ----              ----             ----             ----             ----             ----
Aggressive Balanced ..........      $    23,956               --               --      $    11,118               --               --

Managed ......................       10,789,553        9,825,708        8,515,377        8,001,416        7,369,096        6,386,533

Growth & Income ..............        9,806,770        7,959,851        6,125,461        7,269,220        5,970,179        4,532,841

Equity Index .................          448,044          270,965           95,900          181,624          134,418           33,565

Large Cap Value ..............        1,087,807          746,229          328,969          710,068          497,498          219,423

Large Cap Value CORE .........           13,622               --               --            6,990               --               --

Large Cap Growth .............        4,378,106        3,445,963        2,520,205        3,250,179        2,584,378        1,890,154

Large Cap Aggressive
   Growth ....................           38,421               --               --           27,498               --               --

Large/Mid Cap Value ..........           16,857               --               --           10,259               --               --

Mid Cap Value ................          735,223          708,164          251,970          469,451          486,843          173,229



Fund - continued                                    Investment Adviser                                    Subadvisers*
----------------
                                                  1999           1998           1997           1999           1998          1997
                                                  ----           ----           ----           ----           ----          ----
Mid Cap Growth ...........................      1,646,277        506,917        230,304      1,119,977        357,811        162,595
Real Estate Equity .......................        835,184      1,071,226      1,052,761        413,496        535,611        526,381
Small/Mid Cap Value ......................         15,837             --             --         10,454             --             --
Small/Mid Cap Growth .....................      1,360,053      1,490,558      1,564,619        902,527        993,730      1,043,601
Fundamental Mid Cap
   Growth ................................         17,491             --             --          9,805             --             --
Mid Cap Blend ............................         13,034             --             --          6,703             --             --
Small/Mid Cap CORE .......................         47,616         24,490             --         35,177         18,367             --
Small Cap Value ..........................        512,633        444,992        187,062        348,363        305,920        128,605
Small Cap Growth .........................        732,594        420,449        251,331        478,916        280,306        167,638
International Balanced ...................        253,044        235,511        214,682        147,136        138,538        126,233
International Equity Index ...............        313,649        503,992        968,010        210,822        339,357        645,663
International Equity .....................         35,992             --             --         20,788             --             --
International
   Opportunities .........................        582,128        440,905        234,405        409,561        821,925        175,804
International Opportunities II ...........        157,808         87,055             --        121,054         67,708
Emerging Markets
   Equity ................................        182,265         67,915             --        145,114         57,466             --
Short-Term Bond ..........................        216,170        192,680        220,493        135,464        122,022         83,787
Bond Index ...............................         48,433         26,490             --         25,498         14,128             --
Active Bond ..............................      2,214,912      2,127,466      4,243,027      1,643,765      1,595,666      1,410,726
Global Bond ..............................        488,070        328,177        142,441        306,570        211,575         95,008
High Yield Bond ..........................        111,177         49,428             --         84,425         38,023             --
Money Market .............................        965,427        748,405        564,173        953,183             --             --

----------------------------

* Paying these fees to the sub-advisers is solely the responsibility of John Hancock and not the Trust.


           Under the investment advisory agreements, for any fiscal year in which the normal operating costs and expenses of any Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% (.25% prior to April 23, 1999) of that Fund's average daily net assets, John Hancock will reimburse that Fund in an amount equal to such excess. These reimbursements have been as follows for the past three years (rounded to the nearest $1,000):

Fund                                  1999              1998             1997
----                                  ----              ----             ----

Aggressive Balanced .............   $  6,609               --               --
Equity Index ....................    275,336          543,000          217,000
Large Cap Value .................         --               --           25,000
Large Cap Value CORE ............      5,824               --               --
Large Cap Aggressive Growth .....      3,504               --               --
Large/Mid Cap Value .............      6,512               --               --
Mid Cap Value ...................         --               --           29,000
Mid Cap Growth ..................         --           15,000           86,000
Small/Mid Cap Growth ............      1,790               --               --
Small Cap Value .................      6,224           17,000           57,000
Small Cap Growth ................     27,000           38,000
Global Balanced .................     91,146          199,000          116,000

Fund - continued                      1999              1998             1997
----                                  ----              ----             ----

International Equity Index            21,900          124,000               --
International Equity                  21,901               --               --
International Opportunities           92,017          145,000           86,000
International Opportunities II        62,210          126,000               --
Global Bond                            1,445           31,000           61,000
Fundamental Mid Cap Growth             2,888               --               --
Mid Cap Blend                          6,011               --               --
Small/Mid Cap CORE                    77,179          107,000               --
Small/Mid Cap Value                    9,254               --               --
Emerging Markets Equity              294,354          111,000               --
Bond Index                            17,185           56,000               --
High Yield Bond                       42,314           85,000               --


                    ARRANGEMENTS WITH OTHER SERVICE PROVIDERS
                                  TO THE TRUST

Underwriting and Indemnity Agreement

     Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

Custody of the Trust's Assets

     State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charge; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

     Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

     In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

Subadministration Agreement With State Street Bank

     Pursuant to a subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements, . The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is phased-in for new Funds at the rate of 1/12 in month one, 2/12th in month two, increasing incrementally per month until the full monthly minimum is in effect in month 12 ($1,333).

Independent Auditors

     Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Funds pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

Amounts of Brokerage Paid

     Brokerage commissions paid by the Funds were as follows for the past three years:

Fund                                  1999          1998              1997
----                                  ----          --------          ----

Aggressive Balanced ............    $    4,424      $       --      $       --
Managed ........................     2,385,643       1,843,929       1,626,154
Growth & Income ................     4,741,953       2,673,170       1,646,997
Equity Index ...................        61,865          33,797          31,076
Large Cap Value ................       110,393          63,944          45,619
Large Cap Value CORE ...........         3,240              --              --
Large Cap Growth ...............     1,389,454         815,587         680,933
Large Cap Aggressive Growth ....        11,885              --              --
Large/Mid Cap Value ............         6,876              --              --
Mid Cap Value ..................       383,634         495,154         122,108
Mid Cap Growth .................       245,913         146,033          71,998
Real Estate Equity .............       122,021         177,186         122,897
Fundamental Mid Cap Growth .....         3,082              --              --
Mid Cap Blend ..................         5,586              --              --

Fund - continued                        1999            1998            1997
----------------                        ----            ----            ----

Small/Mid Cap Value .............      21,848              --              --
Small/Mid Cap CORE ..............      12,371           7,225              --
Small/Mid Cap Growth ............     621,068         893,945       1,876,203
Small Cap Value .................     284,381         176,549         138,114
Small Cap Growth ................     146,206         103,248          67,492
Global Balanced .................      47,678          51,205          27,745
International Equity Index ......     133,746         730,529         750,416
International Equity ............      16,561              --              --
International Opportunities .....      74,940         117,083          63,138
International Opportunities II ..      25,925          37,426              --
Emerging Markets Equity .........     189,025          10,018              --
Bond Index ......................         598              --              --
High Yield Bond .................         200              --              --

How Brokers and Dealers are Selected

     Orders for the purchase and sale of Fund portfolio investments are placed by John Hancock with respect to the Money Market Fund and by the respective subadvisers to the other Funds. All of these subadvisers place orders in such manner as, in their opinion, will offer the best overall price and execution of each transaction. In seeking the best price and execution for equity securities traded only in the over-the-counter market, they normally deal directly with the principal market-makers.

     The subadvisers are governed in the selection of brokers and dealers and the negotiation of brokerage commission rates (or the payment of net prices in the case of debt securities) by the reliability and quality of the broker's or dealer's services. Although some weight is given to the availability and value of research and statistical assistance (discussed immediately below) furnished by the broker or dealer to the subadviser, it is not always possible to place a dollar value on such information and services. Because it is only supplementary to the subadvisers' own research efforts, the receipt of research information and statistical assistance is not expected to reduce their expenses measurably.

Research and Statistical Services Furnished by Brokers and Dealers

     Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services.

     Research and statistical services furnished by brokers and dealers handling the Funds' transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Funds.

Relationship Between Brokerage Commissions and Research and Statistical Services Furnished by Brokers and Dealers

     Except as to the Global Balanced Fund, the subadvisers or the Funds will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. Nor, except as set forth below, will John Hancock or the subadvisers direct brokerage upon any prescribed basis to a broker because of research services provided.The subadviser for each of the Small Cap Value, Small/Mid Cap Value, Mid Cap Growth, and Mid Cap Value Funds may have an internal procedure for allocating transactions, in a manner consistent with its execution policy, to brokers that it has identified as providing superior executions, research, or research related products or services which benefit its advisory clients, including the Fund. In certain cases, the subadviser of the Global Balanced Fund directs securities transactions for that Fund to particular brokers, in recognition of research services the broker has provided, pursuant to an understanding or agreement with the broker or pursuant to the subadviser's own internal allocation procedures.

     Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the Funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services. Such authority is generally expected to be used very infrequently. The Mid Cap Growth, Small/Mid Cap Value, Mid Cap Value, and Global Balanced Funds, however, may be more likely to use such authority.

Brokerage Transactions in Foreign Markets

     Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

Simultaneous Transactions with Other Accounts

     The subadvisers also perform investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadvisers to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by any of the subadvisers at prices which are approximately averaged.

Use of Brokers Who are Affiliated With a Subadviser

     A Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

Set forth below is information about transactions by each Fund with affiliated brokers in reliance on Rule 17e-1 for each of the past three years:

                                                                                                  Amount of Commissions
                                     Name                 Nature of Broker's                           Paid by Fund
                                      of                   Affiliation with              -------------------------------------------
Fund                           Affiliated Broker          Fund's Sub-Adviser                1999            1998             1997
----                           -----------------          ------------------                ----            ----             ----
International                Ord Minnett Group Ltd.    Wholly-owned subsidiary of         $    34         $    263         $   122
Opportunities                                           sub-adviser's parent
International                Jardine Fleming & Co.     Wholly-owned subsidiary of         $   710         $    311         $   295
Opportunities                                           sub-adviser's parent
International                Robert Fleming            Wholly-owned subsidiary of         $ 1,166         $  1,018         $   741
Opportunities                Securities, Ltd.           sub-adviser's parent
Mid Cap Value                Neuberger Berman, LLC     Dual operating division of         $80,598         $366,985         $68,000
                                                        sub-adviser's parent
Large Cap Value CORE         Goldman, Sachs & Co.      Dual operating division of         $    96            - 0 -           - 0 -
                                                        sub-adviser's parent
Small/Mid Cap CORE           Goldman, Sachs & Co.      Dual operating division of         $   120            - 0 -           - 0 -
                                                       parent of sub-adviser
Emerging Markets Equity      Morgan Stanley Asia       Wholly-owned subsidiary of         $ 2,779            - 0 -           - 0 -
                             Limited                   sub-adviser's parent
Emerging Markets Equity      Morgan Stanley            Wholly-owned subsidiary of         $ 3,276            - 0 -           - 0 -
                             International Limited     sub-adviser's parent

     For 1999, the total dollar amount of such transactions through affiliated brokers as a percentage of all brokerage-type transactions was 4.9% for the International Opportunities Fund, 15.8% for the Mid Cap Value Fund, .18% for the Large Cap Value CORE Fund, .07% for the International Equity Fund, .02% for the Small/Mid Cap CORE Fund, and 1.2% of the Emerging Markets Equity Fund. For 1999, the total brokerage commissions on such transactions through affiliated brokers, as a percentage of commissions paid on all brokerage-type transactions was 3.2% for the International Opportunities Fund, 26.5% for the Mid Cap Value Fund, 3% for the Large Cap Value CORE Fund, 1% for the Small/Mid Cap CORE Fund, and 3.3% for the Emerging Markets Equity Fund.

                            CODES OF PERSONAL CONDUCT

     The Funds (other than the Money Market Fund), John Hancock, and the Trust's principal underwriter have adopted, and the Trustees have approved, codes of conduct for their officers, directors and other personnel. Among other things these codes regulate (although they do not absolutely prohibit) transactions by such persons in securities of a type in which the Funds may and do invest. The subadvisers have adopted codes of conduct that are similar to the Fund's except that certain subadvisers may prohibit certain of their key personnel from personal trading in certain types of securities such as initial public offerings or private offerings.

                         FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 33 series, each corresponding to one of the Trust's 33 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in any Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     A dividend from the net investment income of the Money Market Fund will be declared and distributed daily. Dividends from net investment income of the other Funds will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of each Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

                     SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

                      SALES AND REDEMPTIONS OF FUND SHARES

"Seed Money" Shares

     Typically, when a new Fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations. For example, the most recent such contributions of "seed money" have been as follows:

                                     "Seed Money"                       Date
                                  Shares Purchased by                    of
Fund                                  John Hancock                    Purchase
----                                 --------------                  ----------
Aggressive Balanced                 $10,000,000         8/31/99
Equity Index                         15,000,000          5/1/98
Large Cap Value CORE                  5,000,000         8/31/99
Large Cap Aggressive Growth          10,000,000         8/31/99
Large/Mid Cap Value                   5,000,000         8/31/99
Fundamental Mid Cap Growth            5,000,000         8/31/99
Mid Cap Blend                         5,000,000         8/31/99
Small/Mid Cap CORE                    5,000,000          5/1/98
Global Balanced                      20,000,000          5/1/96
International Equity                 10,000,000         8/31/99
International Opportunities II       15,000,000          5/1/98
Emerging Markets Equity              10,000,000          5/1/98
Bond Index                            2,500,000          5/1/98
High Yield Bond                      10,000,000          5/1/98

     John Hancock (or its affiliate) may redeem these shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in any Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on that Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

Shares Sold and Redeemed In Connection With Transactions Under Variable Annuity Contracts and Variable Life Insurance Policies

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

                      COMPUTING THE FUNDS' NET ASSET VALUE

     The net asset value per share of each Fund is determined once daily, after the declaration of dividends, if any, as of 4:00 p.m., New York City time, on each business day the New York Stock Exchange ("Exchange") is open for regular trading. For this purpose, however, certain derivative instruments may be valued using prices as late as 4:15 p.m.

     The net asset value per share of each Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less, and all investments of the Money Market Fund, are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $10. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $10 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $10 per share and, if so, whether such deviation may result in material dilution, or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may cause losses or gains to be recorded for the Fund, including decreases or increases in the Fund's net asset value per share.

     Securities and covered call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

                                      TAXES

     The Trust intends that each Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer of 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that each Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Funds qualify as regulated investment companies under Subchapter M, they will not owe any income taxes. On the other hand, if a Fund fails to qualify under Subchapter M, it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     Those Funds that invest substantial amounts of their assets in foreign securities may be able to make an election to pass through to John Hancock, JHVLICO or IPL any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to John Hancock. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.


                       INFORMATION ABOUT FUND PERFORMANCE

How Money Market Fund Yields Are Calculated

     The Money Market Fund may advertise investment performance figures, including its current yield and its effective yield.

     The Money Market Fund's yield is its current investment income, expressed in annualized terms. The current yield is based on a specified seven-calendar-day period. It is computed by (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by 52.15 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculations include the value of additional shares purchased with any dividends paid on the original share and the value of dividends declared on both the original share and any such additional shares. The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation.

     Compound (effective) yield for the Fund will be computed by dividing the seven-day annualized yield (determined as above) by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     For the seven-day period ending December 31, 1999, the Money Market Fund's current yield was 5.74%; its effective yield was 5.91%.

     The Fund's yield will fluctuate depending upon market conditions, the type, quality, and maturity of the instruments in the Fund, and its expenses.

Charges Under Variable Life Insurance and Variable Annuity Policies

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Funds. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of any Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

                                  LEGAL MATTERS

     Freedman, Levy, Kroll & Simonds of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.


                           REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Trust, as well as any materials soliciting voting instructions for Trust shares, will be sent to variable life insurance and annuity contractowners having an interest in the Trust.

APPENDIX A
----------

                             CORPORATE BOND RATINGS

      Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

      . Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      . Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      . Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      . Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      . Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

      . Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      . Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

      . Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

      . Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

      . AAA - - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      . AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

      . A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      . BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      . BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      . C1 -- This rating is reserved for income bonds on which no interest is being paid.

      . D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

                                                          [LOGO OF JOHN HANCOCK]

                                   ANNUAL REPORT                    [LOGO OF IA]

                                   December 31, 1999  [LOGO OF ALLIANCE CAPITAL]

                                                    [LOGO OF THE BOSTON COMPANY]

                                                      [LOGO OF BRINSON PARTNERS]

New opportunities.                                       [LOGO OF GOLDMAN SACHS]

                Proven strategies.                             [LOGO OF INVESCO]

                                                              [LOGO OF JPMORGAN]

                                                                 [LOGO OF JANUS]

                                                                [LOGO OF MELLON]

                                            [LOGO OF MORGAN STANLEY DEAN WITTER]

                                                      [LOGO OF NEUBERGER BERMAN]

                                                      [LOGO OF OPPENHEIMERFUNDS]

                                                    [LOGO OF SCUDDER INVESTMENT]

                                                                  [LOGO OF SSGA]

                                                           [LOGO OF T.ROWEPRICE]

                                                 [LOGO OF WELLINGTON MANAGEMENT]

    INSURANCE FOR THE UNEXPECTED.
INVESTMENTS FOR THE OPPORTUNITIES.(R)                      VARIABLE SERIES TRUST

                                                          [LOGO OF JOHN HANCOCK]

Dear Shareholder,


Quality that endures over time is not created over night. It takes planning, discipline, and commitment. No one understands this better than we do. John Hancock was one of the first insurance companies in America to recognize the appeal and value of variable product portfolios. Today, we offer state-of-the-art variable life and variable annuity products that are critical components of the financial portfolios of our life insurance and annuity customers. Whether purchased for protection, accumulation, or retirement planning, our variable life and variable annuity products are designed and managed to offer tremendous value to all of our customers.


                                    [PHOTO]

                                       Thomas J. Lee,
                          President and Vice Chairman

We have carefully built an investment structure that's ideally suited to meet the needs of all of our customers -- the Variable Series Trust (VST). The VST holds funds that are available with our variable life and variable annuity products. John Hancock has formed relationships with many world class investment firms to manage the various fund choices within the VST. We also oversee the management of these funds to ensure that they remain true to the strategies and investment styles that you, our shareholders, have selected. We believe a real value-added component in making the VST's investment structure work lies in the ongoing monitoring of investment performance and style.

Nothing is more important to us than providing you with the best possible protection and investment solutions available -- and the quality customer service that's essential to maintaining your trust in us. We look forward to the opportunity to continue our relationship with you as we enter the new millennium together. You have our promise that we will continue to manage and monitor the Variable Series Trust with our most important asset in mind -- you, our shareholder. Thank you for your confidence in John Hancock.


[PHOTO]

Michele G. Van Leer, Chairman





Sincerely,

/s/ Michele G. Van Leer       /s/ Thomas J. Lee

Michele G. Van Leer           Thomas J. Lee
Chairman                      President and Vice Chairman

 Economic Overview: Annual Review 1999
 John Hancock Economic Research

 1999 was a terrific year for everybody except bond investors, who saw interest rates climb steadily throughout the year. The economy continued to defy gravity as growth far exceeded expectations, the unemployment rate declined to its lowest level in 30 years, and inflation remained under wraps.
 Continued strong growth above the economy's perceived speed limit spooked fixed income investors. Their inflation fears were heightened by tightening labor markets, the yawning current account deficit, and surging oil prices.
 So far the markets' worst fears have not materialized. Commodity prices in general have risen only slightly and higher energy prices have not infected core prices materially. Wage rates have decelerated rather than accelerated. While the dollar has weakened substantially against the yen, it has fared much better against most other currencies and foreign capital continues to flow easily into the US.
 Nevertheless, the general consensus has emerged that the best times are most likely behind us and that inflationary forces are gathering. In response the Fed pushed up short term interest rates three times last year for a total of 75 basis points while jawboning debt markets to boost their long term rates and steepen the yield curve. The Fed ended the year clearly on the inflation watch and in a preemptive mode. They even saw a dark side to surging productivity growth: it was pushing up equity prices too high and creating an overly optimistic environment on both Wall Street and Main Street.

Strong growth led by consumer and investment spending
 As in the past few years, the economy was led by continuing strong consumer spending and business investment. Consumption growth rose for the fourth year in a row, topping 5% for the year and underpinned by strong income growth, low inflation, and continuing gains in household net worth.
 Business fixed investment remained strong, although decelerating somewhat from 1998, primarily because of weak business construction activity. Inventory restocking also lagged as firms had difficulty maintaining inventories at desirable levels in the middle of the year.
 Residential investment had another strong year although housing activity began to taper off toward year end, under pressure from rising mortgage rates. Housing starts set new records in 1999 while inventories of unsold homes declined to historically low levels. Nevertheless, housing prices remained reasonably well behaved, with some emerging speculative activity in several coastal markets associated with high tech.
 Imports surged as domestic production could not keep up with domestic demand, leading to a nearly 50% increase in the trade deficit. With the exception of oil, import prices remained virtually unchanged over the year, helping to keep a cap on inflationary pressures. Meanwhile, economies overseas began to show signs of recovery and this was reflected in improving US exports, although not enough to overcome the surge in imports.

Few signs of inflation
 Productivity growth continued to accelerate throughout the year, as it approached 3% in the fourth quarter, more than double the average a decade ago. The combination of tight labor markets and rapid technological change propelled the surge in productivity and helped keep a lid on inflation.
 Prices remained remarkably well behaved throughout the year, even though above trend economic growth raised concerns of inflation's reemergence. Consumer prices rebounded slightly with jumps in oil and tobacco prices, but core prices continued their steady decline. Producer prices rebounded more abruptly on the heels of higher energy prices and tightening commodity markets. Overall, prices showed few signs of accelerating during the year.
 Labor markets tightened a bit as the unemployment rate declined to 4.1% of the labor force by the end of the year, a rate not seen since the 1960s. The economy created more than 2 million new jobs last year and employers showed more creativity in filling them by drawing new workers into the labor force from immigrants, the unemployed, and those outside the labor force. Despite such tight labor market conditions, upward momentum in wages evaporated last year, as wage growth handily beat inflation rates and workers continued to value job security over even larger wage gains.
 Interest rates rose steadily throughout the year. With strong productivity growth boosting the real rate of return on capital, real interest rates rose above 4%, a full percentage point above their long term average. In addition, fear of a resurgence in inflation on the heels of continued strong economic growth pushed up the inflation premium which led to higher nominal interest rates.
 Three quarter-point boosts in the Fed Funds rate ratified those increases and the Fed clearly indicated that it would continue raising rates until the economy slowed to a more sustainable growth rate, somewhat below 4%. It appears as if the Fed is finally prepared to start restricting access to the punch bowl in the hopes of extending the longest party on record.

                                                    Inception: March 29, 1986
 Growth & Income Fund
 Independence Investment Associates, Inc.                     Paul F. McManus

 During the fourth quarter of 1999 the stock market rebounded strongly from the third quarter levels led primarily by the technology sector. The Growth and Income Fund was up 12.31% in the quarter compared to 14.88% the S&P 500. With the appreciation in technology stocks during the year, the sector has grown to nearly 30% of the S&P500. The stock market advance was also very narrow with just a few stocks driving returns. Growth as a style did far better than value in 1999. Within the technology sector, there was a wide disparity in performance. The highest P/E issues did better than more reasonably priced issues. We did hold a market weighting in technology stocks that fit our criteria of selecting stocks that have good value and improving fundamental trends, but this strategy did not work as well in 1999. The stocks that did best were lofty P/E technology stocks like Qualcomm, Nextel, and AirTouch Communications. We held stocks like Cisco Systems, Hewlett Packard, and Dell Computer which fit our investment criteria more appropriately.
 The economic environment remains positive and we expect solid growth over the near term. Rising interest rates will likely impact the auto and housing sectors most negatively. We expect other non-US economies to grow at a faster pace over the next year particularly as Asia recovers further. This should benefit stock market sectors such as the basic materials industry companies in the forest product, capital goods, and consumer areas. The Growth and Income Fund has representation in most of those sectors in order to benefit from this environment. Regardless of trends, we will continue to adhere to our philosophy of selecting stocks that have attractive value and improving trends while managing risk through individual stock selection and industry diversification.

                                    [GRAPH]

                            Historical Fund Return

             Growth and   S&P 500                 Growth and   S&P 500
Date        Income Fund    Index     Date        Income Fund    Index
 6/30/89      10,000      10,000      1/31/95      18,220      18,828
 7/31/89      10,592       9,329      2/28/95      18,939      18,879
 8/31/89      10,826       9,449      3/31/95      19,359      19,670
 9/30/89      10,926       9,698      4/30/95      19,923      19,601
10/31/89      10,840       9,458      5/31/95      20,586      20,464
11/30/89      10,874      10,381      6/30/95      21,055      20,842
12/31/89      11,082      10,308      7/31/95      21,727      21,559
 1/31/90      10,434      10,275      8/31/95      21,869      21,766
 2/28/90      10,608       9,347      9/30/95      22,816      21,975
 3/31/90      10,917       8,887     10/31/95      22,667      22,298
 4/30/90      10,749       8,854     11/30/95      23,623      22,873
 5/31/90      11,508       9,425     12/31/95      23,961      22,967
 6/30/90      11,679       9,683      1/31/96      24,599      21,945
 7/31/90      11,759      10,111      2/29/96      24,917      22,410
 8/31/90      11,106      10,835      3/31/96      25,235      23,670
 9/30/90      10,598      11,093      4/30/96      25,519      24,318
10/31/90      10,554      11,124      5/31/96      26,110      26,164
11/30/90      11,238      11,600      6/30/96      26,253      25,651
12/31/90      11,548      11,070      7/31/96      25,013      27,244
 1/31/91      12,067      11,588      8/31/96      25,609      27,465
 2/28/91      12,871      11,860      9/30/96      26,798      26,322
 3/31/91      13,172      11,665     10/31/96      27,453      27,894
 4/30/91      13,166      11,822     11/30/96      29,280      29,606
 5/31/91      13,678      11,344     12/31/96      28,776      30,927
 6/30/91      13,011      12,641      1/31/97      30,257      33,383
 7/31/91      13,460      12,406      2/28/97      30,423      31,526
 8/31/91      13,748      12,564      3/31/97      29,238      33,253
 9/30/91      13,581      12,318      4/30/97      30,655      32,143
10/31/91      13,781      12,677      5/31/97      32,318      33,631
11/30/91      13,302      12,745      6/30/97      33,592      34,209
12/31/91      14,546      12,560      7/31/97      36,594      34,589
 1/31/92      14,292      13,066      8/31/97      34,740      37,083
 2/29/92      14,461      12,803      9/30/97      36,761      38,982
 3/31/92      14,218      12,950     10/31/97      35,378      39,375
 4/30/92      14,669      12,996     11/30/97      36,709      38,698
 5/31/92      14,813      13,434     12/31/97      37,348      40,270
 6/30/92      14,704      13,610      1/31/98      37,752      39,841
 7/31/92      14,706      13,710      2/28/98      40,833      34,081
 8/31/92      14,910      13,895      3/31/98      43,117      36,264
 9/30/92      15,077      14,194      4/30/98      43,236      39,214
10/31/92      15,051      13,846      5/31/98      42,764      41,590
11/30/92      15,637      14,220      6/30/98      44,579      43,987
12/31/92      15,841      14,267      7/31/98      44,059      45,826
 1/31/93      16,004      14,199      8/31/98      37,295      44,402
 2/28/93      16,228      14,740      9/30/98      39,208      46,178
 3/31/93      16,731      14,631     10/31/98      42,703      47,967
 4/30/93      16,284      14,928     11/30/98      45,260      46,834
 5/31/93      16,707      14,788     12/31/98      48,645      49,434
 6/30/93      16,872      14,970      1/31/99      50,277      47,890
 7/31/93      16,779      15,471      2/28/99      48,716      47,653
 8/31/93      17,456      15,054      3/31/99      50,158      46,347
 9/30/93      17,486      14,399      4/30/99      52,271      49,280
10/31/93      17,785      14,586      5/31/99      50,747      50,282
11/30/93      17,626      14,824      6/30/99      54,246      53,244
12/31/93      17,952      14,458
 1/31/94      18,486      14,936
 2/28/94      17,948      15,544
 3/31/94      17,252      15,170
 4/30/94      17,552      15,517
 5/31/94      17,619      14,947
 6/30/94      17,300      15,166
 7/31/94      17,767      15,560
 8/31/94      18,428      16,164
 9/30/94      17,884      16,642
10/31/94      18,169      17,126
11/30/94      17,566      17,803
12/31/94      17,853      18,221

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------
                            % of          six months ago
                         Investments    % of investments
Microsoft Corp.             5.6%               4.7%
General Electric Co.        4.7%               3.8%
Cisco Systems, Inc.         3.6%               1.6%
Citigroup, Inc.             3.2%               3.2%
Intel Corp.                 2.5%               2.5%
United Technologies Corp.   2.4%               2.8%
American Online, Inc.       2.1%               1.0%
MCI WorldCom, Inc.          2.1%               2.2%
Warner-Lambert Co.          2.0%               N/A
Time Warner, Inc.           1.9%               1.3%
Average Annual Total Returns*
------------------------------------------------------------------------
               Growth & Income      S&P 500*       MorningStar
                     Fund            Index         Peer Group+
                  -----------    -------------     ------------
1  Year             16.23%           21.04%           18.80%
3  Years            25.25            27.56            24.29
5  Years            25.93            28.55            25.37
10 Years            17.70            18.20            16.95
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------
                             % of                          % of
                          Investments                   Investments
Technology                   30.1%   Retail                6.6%
Financial                    13.2%   Consumer Cyclical     6.2%
Capital Equipment            12.5%   Energy                5.7%
Health Care                   8.8%   Consumer Staple       3.1%
Utility                       8.4%   Basic Material        2.7%

*Total returns are for the periods ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

 ."Standard & Poors 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, fold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the product.

+Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a Large Blend investment style.

                                                       Inception: May 1, 1996
 Equity Index Fund
 State Street Global Advisors                                 Management Team

 The S&P 500 came roaring back in the fourth quarter, posting a gain of 14.88%. This compares with the third quarter's loss of 13.75%. For all of 1999, the S&P rose 21.04%. This is the fifth straight year the index has risen by more than 20%. To put that in perspective, the previous high for consecutive 20% years was two. The index had provided a compound return of over 250% over the last 5 years.

 Small cap stocks narrowly outperformed the S&P in 1999. The Russell 2000 rose 21.26%, besting the S&P for the first time since 1993. Large cap growth stocks outperformed their value counterparts by 15.53% (28.25% vs. 12.72%).

 The index was narrow again this year. The top 30 names provided all of the index return. The technology sector accounted for approximately 75% of the benchmark return. Microsoft rose 68%, and Qualcomm rose 350% after entering the index in July. Technology now accounts for nearly 30% of the S&P 500 Index. The top ten names in the index account for more than 25% on the index capitalization.

 The Fund returned 21.08% in 1999, besting the index by 5 basis points. Since State Street Global Advisors began managing the fund in May 1997, the fund has provided an annualized return of 27.25%.

 The Fund attempts to track the performance of The S&P 500 Index by fully replicating the index. The fund attempts to match the index holdings and weights for each security in order to provide returns close to the index return.

                                    [GRAPH]
                            Historical Fund Return
                                 Equity Index Fund             S&P 500* Index
      04/01/96                        10,000                      10,000
      05/31/96                        10,210                      10,258
      06/28/96                        10,231                      10,300
      07/31/96                         9,825                       9,842
      08/30/96                         9,971                      10,050
      09/30/96                        10,509                      10,615
      10/31/96                        10,787                      10,906
      11/29/96                        11,561                      11,734
      12/31/96                        11,423                      11,504
      01/31/97                        12,133                      12,218
      02/28/97                        12,221                      12,317
      03/31/97                        11,736                      11,805
      04/30/97                        12,409                      12,510
      05/30/97                        13,119                      13,278
      06/30/97                        13,727                      13,870
      07/31/97                        14,821                      14,971
      08/29/97                        13,993                      14,139
      09/30/97                        14,756                      14,913
      10/31/97                        14,267                      14,415
      11/28/97                        14,887                      15,082
      12/31/97                        15,169                      15,342
      01/01/98                        15,336                      15,512
      02/27/98                        16,441                      16,631
      03/31/98                        17,280                      17,482
      04/30/98                        17,455                      17,658
      05/29/98                        17,151                      17,355
      06/30/98                        17,850                      18,060
      07/31/98                        17,664                      17,867
      08/31/98                        15,096                      15,284
      09/30/98                        16,067                      16,263
      10/30/98                        17,369                      17,586
      11/30/98                        18,419                      18,652
      12/31/98                        19,484                      19,727
      01/29/99                        20,296                      20,552
      02/26/99                        19,669                      19,913
      03/31/99                        20,464                      20,710
      04/30/99                        21,252                      21,512
      05/28/99                        20,743                      21,004
      06/30/99                        21,904                      22,170
      07/31/99                        21,220                      21,477
      08/31/99                        21,115                      21,371
      09/30/99                        20,541                      20,785
      10/31/99                        21,833                      22,101
      11/30/99                        22,274                      22,550
      12/31/99                        23,592                      23,878
Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                                   % of        six months ago
                                               investments    % of investments
Microsoft Corp.                                    4.7%              4.0%
General Electric Co.                               4.0%              3.2%
Cisco Systems, Inc.                                2.7%              1.8%
Wal-Mart Stores, Inc.                              2.4%              1.9%
Aim Stic Prime Fund                                2.4%              2.5%
Exxon Mobil Corp.                                  2.2%              1.6%
Intel Corp.                                        2.1%              1.7%
Lucent Technologies, Inc.                          1.8%              1.8%
Prime Obligation Fund                              1.8%              0.8%
International Business Machines Corp.              1.5%              2.0%
Average Annual Total Returns*
------------------------------------------------------------------------------
                      Equity Index                S&P 500*         MorningStar
                         Fund(1)                    Index          Peer Group+
                 ----------------------  ----------------------- -------------
1 Year                  21.08%                     21.04%             18.80%
3 Years                 27.35                      27.56              24.29
Since Inception         26.36                      26.79               N/A
(5/1/96)
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------------
                       % of                                            %of
                   investments                                     investments
Technology            29.9%             Retail                         6.6%
Financial             16.5%             Consumer Cyclical              5.7%
Capital Equipment      8.8%             Consumer Staple                5.5%
Health Care            8.7%             Energy                         5.3%
Utility                8.7%             Basic Material                 2.8%

(1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

 .    "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc.
     and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment style.

                                                       Inception: May 1, 1996
 Large-Cap Value Fund T. Rowe Price Associates, Inc.          Brian C. Rogers

 In terms of overall market environment, 1999 was a year characterized by both a pronounced investor preferences for growth stocks and an advance led by a relatively small number of companies. Most of the excitement centered on the Nasdaq Composite dominated by technology stocks, which enjoyed the lion's share of gains last year. The major factor behind our lagging relative performance was our underweighting in technology, a sector that nearly doubled in value in 1999. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase.
 The Fund benefited from several companies involved in merger and acquisition activities. Our winners included BCE, Citigroup, Reynolds Metals, Dow Jones, and U.S. West. However, other solid companies were disappointing, including our holdings in Bank One, National City, Heinz, and Waste Management, which struggled through the year and largely offset our more profitable investments. We took advantage of market volatility by adding new positions and beefing up existing holdings. Among our purchases were Disney, American Home Products, Lockheed Martin, Unilever, and Xerox. In our view, these companies possess far more value and appreciation potential than the market is currently giving them credit for.
 We expect the Fed to maintain its monetary stance in favor of tightening with a view toward restraining inflation in a rapidly growing economy. While the economic news and low rate of inflation continue to be positive, it's difficult to envision an even more positive environment for stocks than we have so far experienced. These factors prompt us to remain cautious in our expectations for 2000. However, since so many sectors were left behind in the great bull market of the past couple of years, many interesting opportunities have become available in the midst of the general euphoria.

                                    [GRAPH]

                            Historical Fund Return

                                  Russell 1000                  Large-Cap
                                   Value Index                 Value Fund
       04/01/96                      10,000                      10,000
       05/31/96                      10,125                      10,190
       06/28/96                      10,133                      10,255
       07/31/96                       9,750                       9,977
       08/30/96                      10,029                      10,186
       09/30/96                      10,428                      10,618
       10/31/96                      10,831                      10,860
       11/29/96                      11,616                      11,451
       12/31/96                      11,468                      11,390
       01/31/97                      12,024                      11,699
       02/28/97                      12,201                      11,979
       03/31/97                      11,762                      11,724
       04/30/97                      12,256                      12,016
       05/30/97                      12,941                      12,582
       06/30/97                      13,496                      13,059
       07/31/97                      14,511                      13,805
       08/29/97                      13,994                      13,447
       09/30/97                      14,840                      14,081
       10/31/97                      14,425                      13,703
       11/28/97                      15,063                      14,220
       12/31/97                      15,503                      14,643
       01/01/98                      15,283                      14,538
       02/27/98                      16,312                      15,249
       03/31/98                      17,310                      15,954
       04/30/98                      17,426                      15,869
       05/29/98                      17,167                      15,598
       06/30/98                      17,387                      15,561
       07/31/98                      17,081                      15,106
       08/31/98                      14,539                      13,634
       09/30/98                      15,373                      14,373
       10/30/98                      16,564                      15,261
       11/30/98                      17,336                      15,884
       12/31/98                      17,926                      15,999
       01/29/99                      18,069                      15,599
       02/26/99                      17,814                      15,470
       03/31/99                      18,183                      15,889
       04/30/99                      19,881                      17,600
       05/28/99                      19,662                      17,469
       06/30/99                      20,233                      17,932
       07/31/99                      19,641                      17,537
       08/31/99                      18,912                      17,003
       09/30/99                      18,251                      16,393
       10/31/99                      19,301                      16,973
       11/30/99                      19,151                      16,678
       12/31/99                      19,243                      16,523

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                                   % of        six months ago
                                               investments    % of investments
Exxon Mobil Corp.                                  3.5%              1.6%
International Paper Co.                            2.1%              1.6%
SBC Communications Inc.                            2.0%              2.4%
BP Amoco plc                                       1.9%              1.7%
Mellon Financial Corp.                             1.8%              N/A
Atlantic Richfield Co. (ARCO)                      1.8%              1.5%
GTE Corp.                                          1.8%              1.7%
American Home Products Corp.                       1.7%              1.6%
Alltel Corp.                                       1.7%              2.0%
Citigroup, Inc.                                    1.6%              1.4%


Average Annual Total Returns*
------------------------------------------------------------------------------
                     Large-Cap               Russell 1000        MorningStar
                     Value Fund              Value Index         Peer Group+
                ----------------------  ----------------------- --------------
1 Year                  3.28%                      7.35%              7.53%
3 Years                13.20                      18.83              15.33
Since Inception        14.67                      19.54               N/A
(5/1/96)
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------------
                         % of                                         %of
                     investments                                  investments
Financial               17.2%          Consumer Cyclical             10.1%
Energy                  15.4%          Capital Equipment              8.3%
Utility                 13.1%          Health Care                    5.0%
Basic Material          10.8%          Technology                     4.3%
Consumer Staple         10.7%          Transportation                 2.6%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment style.

                                                   Inception: August 31, 1999
 Large-Cap Value Core Fund Goldman Sachs Asset Management  Clark/Jones/Pinter

  For the period since inception (August 31, 1999) through December 31, 1999, the Large Cap Value CORE Fund returned 3.58% at net asset value, outperforming its benchmark, the Russell 1000 Value Index, which returned 1.75%.
  The economy continued to advance over the year, as evidenced by U.S. GDP growth running in recent months at 5% or better on an annualized basis, a 31-year high in consumer confidence and a 29-year low in the domestic jobless rate. The Federal Reserve Board, however, mindful of the risks associated with a shrinking labor supply, raised interest rates three times during the year, resulting in a total increase of the Fed Funds rate of 0.75% in 1999.
  The year proved exceptional for the U.S. stock indices. While the S&P 500 Index and Russell 1000 Index had annual returns of 21.04% and 20.9%, respectively, the Russell 2000 Index, which severely lagged larger cap indices earlier in the year, posted a 21.26% return, ending the year ahead of the S&P 500 Index for the first time in six years. 1999 also witnessed record-setting spreads between returns for growth and value, as the Index's return of 7.34% significantly underperformed the 33.15% return of the Russell 1000 Growth Index.
  Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Over the long term, these factors have led to excess returns, although they typically do not all work well at the same time. During 1999, our investment themes produced mixed results in the Russell 1000 Value universe. The momentum theme contributed greatly towards returns, while the value theme, contrary to long-term averages, detracted greatly from returns. CORE's preference for stocks that appear to be good values had the biggest negative impact on returns, indicating the market's strong distaste for value. The low risk and research themes were flat during the year.

                                    [GRAPH]

                                                    Inception: March 29, 1986
 Large-Cap Growth Fund
 Independence Investment Associates, Inc.                         Mark Lapman

 The Large-Cap Growth Fund returned a very strong 17.78% in the fourth quarter, as growth stocks once again outperformed. For the year, your Fund returned 24.07%. Average annual returns for the past five years are now 28.67%. 1999 can be summed up in one word: technology. Investors continue to bid up prices of the most expensive technology stocks that have impressive fundamentals. Growth managers who take lots of risk in a few names were rewarded in 1999 with truly outstanding returns. Our diversified, risk controlled approach and focus on relative value allowed us to have strong returns in 1999 but we could not keep pace with more risk-taking competitors. Top performers in your Fund this quarter included technology stocks like Oracle, Cisco Systems and Teradyne as well as health care companies Warner Lambert and Genentech. We remain focused on finding strong growth companies that are reasonably priced and controlling the risk in your Fund during this period of excessive valuation.
 The economic environment remains positive, despite the Fed's expected rate increases, with strong consumer confidence and spending continuing. Inflation has remained at bay despite a doubling of oil prices in 1999 and continued low unemployment. During the past year, investor cautiousness around Y2K has resulted in more inflows into money market funds than equity mutual funds for the first time since the 1990/91 recession. S&P 500 profit growth is expected to maintain its double digit pace. This environment bodes well for a continued strong stock market next year. However, we do remain concerned with overall valuation of the market and believe our diversified Funds and strong sell discipline will help protect you in the event of a pull back in the market.

                                    [GRAPH]
                            Historical Fund Return
                                Large-Cap                    Large-Cap
                               Growth Fund               Growth Benchmark(1)
       12/29/89                   10,000                      10,000
       01/31/90                    9,398                       9,329
       02/28/90                    9,540                       9,449
       03/30/90                    9,785                       9,698
       04/30/90                    9,666                       9,458
       05/31/90                   10,347                      10,381
       06/29/90                   10,529                      10,308
       07/31/90                   10,583                      10,275
       08/31/90                   10,036                       9,347
       09/28/90                    9,646                       8,887
       10/31/90                    9,657                       8,854
       11/30/90                   10,328                       9,425
       12/31/90                   10,692                       9,683
       01/31/91                   11,194                      10,111
       02/28/91                   11,963                      10,835
       03/28/91                   12,331                      11,093
       04/30/91                   12,363                      11,124
       05/31/91                   12,898                      11,600
       06/28/91                   12,274                      11,070
       07/31/91                   12,670                      11,588
       08/30/91                   12,927                      11,860
       09/30/91                   12,711                      11,665
       10/31/91                   12,771                      11,822
       11/27/91                   12,324                      11,344
       12/31/91                   13,413                      12,641
       01/31/92                   13,209                      12,406
       02/28/92                   13,357                      12,564
       03/31/92                   13,119                      12,318
       04/30/92                   13,533                      12,677
       05/29/92                   13,689                      12,745
       06/30/92                   13,579                      12,560
       07/31/92                   14,065                      13,066
       08/31/92                   13,802                      12,803
       09/30/92                   13,939                      12,950
       10/30/92                   13,956                      12,996
       11/30/92                   14,473                      13,434
       12/31/92                   14,746                      13,610
       01/29/93                   14,885                      13,710
       02/26/93                   15,157                      13,895
       03/31/93                   15,616                      14,194
       04/30/93                   15,053                      13,846
       05/28/93                   15,504                      14,220
       06/30/93                   15,730                      14,267
       07/30/93                   15,609                      14,199
       08/31/93                   16,286                      14,740
       09/30/93                   16,489                      14,631
       10/29/93                   16,737                      14,928
       11/30/93                   16,554                      14,788
       12/31/93                   16,782                      14,970
       01/31/94                   17,292                      15,471
       02/28/94                   16,756                      15,054
       03/31/94                   16,214                      14,399
       04/29/94                   16,532                      14,586
       05/31/94                   16,479                      14,824
       06/30/94                   16,232                      14,458
       07/29/94                   16,638                      14,936
       08/31/94                   17,220                      15,544
       09/30/94                   16,704                      15,170
       10/31/94                   16,863                      15,517
       11/30/94                   16,371                      14,947
       12/30/94                   16,617                      15,166
       01/31/95                   16,928                      15,560
       02/28/95                   17,569                      16,164
       03/31/95                   17,967                      16,642
       04/28/95                   18,411                      17,126
       05/31/95                   19,038                      17,803
       06/30/95                   19,358                      18,221
       07/31/95                   19,985                      18,828
       08/31/95                   20,138                      18,879
       09/29/95                   20,955                      19,670
       10/31/95                   20,714                      19,601
       11/30/95                   21,574                      20,464
       12/29/95                   21,875                      20,842
       01/31/96                   22,388                      21,559
       02/29/96                   22,652                      21,766
       03/29/96                   22,939                      21,975
       04/30/96                   23,325                      22,298
       05/31/96                   23,840                      23,077
       06/28/96                   23,813                      23,109
       07/31/96                   22,230                      21,755
       08/30/96                   22,940                      22,316
       09/30/96                   24,344                      23,941
       10/31/96                   24,524                      24,086
       11/29/96                   26,304                      25,894
       12/31/96                   25,871                      25,387
       01/31/97                   27,352                      27,167
       02
Top Ten Holdings (as of December 31, 1999)
-----------------------------------------------------------------------------
                                                  % of        six months ago
                                              investments    % of investments
Microsoft Corp.                                   6.3%              6.1%
Cisco Systems, Inc.                               5.9%              3.5%
General Electric Co.                              4.5%              4.7%
Intel Corp.                                       4.1%              4.3%
America Online, Inc.                              3.4%              2.2%
Lucent Technologies, Inc.                         2.9%              3.9%
MCI WorldCom, Inc.                                2.9%              2.8%
Oracle Corp.                                      2.9%              N/A
Home Depot, Inc.                                  2.3%              2.7%
Dell Computer Corp.                               2.2%              1.4%


Average Annual Total Returns*
-----------------------------------------------------------------------------
                         Large-Cap          Large-Cap Growth     MorningStar
                        Growth Fund           Benchmark(1)       Peer Group+
                        -----------         ----------------     ------------
 1 Year                   24.07%                  33.16%             43.20%
 3 Years                  31.34                   34.07              33.33
 5 Years                  28.67                   32.18              29.77
10 Years                  19.34                   19.86              18.92
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------------
                         % of                                         %of
                     investments                                  investments
Technology              46.8%             Financial                   5.4%
Capital Equipment       13.1%             Consumer Staple             3.2%
Health Care             12.5%             Utility                     2.9%
Retail                   7.3%             Basic Material              1.6%
Consumer Cyclical        5.7%             Governmental                1.2%

(1) The index is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to present.

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large-Growth investment syle. Prior to May 1996 (concurrent with the Fund's strategy change), the peer group represents the Large Blend investment style.

                                                   Inception: August 31, 1999
 Large-Cap Aggressive Growth Fund
 Alliance Capital Management L.P.                      J. Fogarty/A. Harrison

 The Fund had a net return of 20.18 % for the year ending December 31, 1999. The strong absolute performance was due to excellent stock selection across several industry groups.
 Technology, communication services and media stocks were among the best performing during 1999. The continued revolution in information technology propelled by the Internet and the proliferation of wireless technologies has fueled robust growth for these companies. A strong year-end rally in technology stocks was further driven by investor confidence that there would be little negative impact from Year 2000 issues. Most retail stocks posted solid returns for the year, as consumer spending remained strong.
 Financial and pharmaceutical stocks generally lagged the overall market. Financials came under pressure as the year progressed. Investors worried that if the Federal Reserve continues to increase interest rates to slow the economy and forestall higher inflation, the earnings of financial companies would be adversely impacted. Pharmaceutical stocks suffered losses in 1999 due to investors' concerns about decelerating earnings growth, the relative sparseness of new product launches, and the potential reform of Medicare.
 The Fund remains broadly diversified, balancing our positive view of the fundamentals with a caution on the valuations, especially for the same narrow list of technology and high multiple stocks that investors have continued to favor at any price. Technology, communication services, financials, retail and pharmaceuticals continue to be the areas of emphasis. In each sector, we will focus on companies with strong earnings growth, exceptional management and market dominance. We look forward to the year 2000 with an enormous sense of excitement regarding the technological changes around us. We are eager to face the challenge of trying to keep the Trust optimally structured for success based on the marriage of our fundamental analysis and price considerations.

                                    [GRAPH]

                            Historical Fund Return

                             Large-Cap Aggressive           Russell 1000
         DATE                   Growth Fund                 Growth Index
       07/31/99                   10,000                      10,000
       08/31/99                   10,001                      10,000
       09/30/99                    9,948                       9,790
       10/31/99                   10,811                      10,529
       11/30/99                   11,047                      11,097
       12/31/99                   12,018                      12,252

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                               % of           six months ago
                                              investments    % of investments
Nokia Oyj                                         5.5%              N/A
Dell Computer Corp.                               5.4%              N/A
Microsoft Corp.                                   4.3%              N/A
Cisco Systems, Inc.                               4.3%              N/A
Intel Corp.                                       4.1%              N/A
Tyco International, Ltd.                          3.8%              N/A
Home Depot, Inc.                                  3.7%              N/A
AT&T Corp.-Liberty Media Group                    3.6%              N/A
Morgan Stanley, Dean Witter, Discover & Co.       3.5%              N/A
MediaOne Group, Inc.                              3.4%              N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                    Large-Cap Aggressive       Russell 10000
                      Growth Fund               Growth Index
                   ----------------------  -----------------------
Since Inception            20.18%                  22.52%
(8/31/99)

Top Ten Sectors (as of December 31, 1999)
-----------------------------------------------------------------------------
                         % of                                         %of
                     investments                                  investments
Technology              39.0%          Consumer Cyclical              6.9%
Financial               15.2%          Utility                        2.9%
Retail                  13.1%          Government                     1.6%
Capital Equipment       10.3%          Comsumer Staple                1.0%
Health Care             10.0%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                   Inception: August 31, 1999
 Large/Mid-Cap Value Fund
 Wellington Management Company, LLP                         D. Chu/L. Gabriel

 For the year ended December 31, 1999, the US equity market (as represented by the S&P 500) delivered an extraordinary return of 21%, despite rising bond yields. During the fourth quarter, the S&P 500 gained over 14%. Strong corporate earnings, real productivity gains, a lack of wage pressure and modest inflation provided a solid backdrop for a healthy domestic economy. Technology was again the place to be, as Internet related stocks and communications equipment stocks handily outperformed all other sectors. For the fourth quarter, growth companies outperformed value companies by over 20%. The Fund increased 7.00%, outpacing the Russell 1000 Value Index, which advanced 5.44% for the quarter ended December 31, 1999. Since Inception, on September 1, 1999, the Fund returned 4.72%, compared to a 1.75% return by the benchmark.
 During the quarter, the Fund's sector weights were kept closely in line with those of the Russell 1000 Value Index. Stock selection within industries and sectors was the primary driver of strong returns relative to the Index. For the quarter, nine of the eleven Fund sectors outperformed the corresponding sector in the Russell 1000 Value Index. Positive relative results came largely from the Information & Entertainment and Industrial and Commercial sectors.
 Some of the Fund's stock successes during the quarter include: Echostar Communications which was our strongest contributor, Motorola which should benefit from the growth in semiconductor and handset business, and Analog Devices which was a strong contributor in the Information Technology sector.
 As we begin the first quarter of 2000, we continue to believe that broad diversification across economic sectors is a central tenet of the investment strategy. Close alignment of the Fund's sector weights with those of the Russell 1000 Value Index will have the effect of minimizing sector risk and emphasizing security selection as the source of value-added.

                                    [GRAPH]

                                                       Inception: May 1, 1996
 Mid-Cap Value Fund
 Neuberger Berman, LLC                                      Gendelman/Mullick

 The Mid-Cap Value Fund posted a 5.52% return for the one-year period ended December 31, 1999 versus -0.11% for the Russell Midcap Value Index
 Stronger-than-expected economic growth and higher interest rates constrained the performance of mid-cap stocks for much of the year. Until the fourth quarter, only a handful of growth-oriented technology and telecommunications stocks drove the market averages higher. In the fourth quarter, a more broad-based rally began to emerge, sending most major stock market averages-- including the large-cap S&P 500 and the small-cap Russell 2000--to new highs on the last trading day of 1999. Value-oriented stocks were the notable exception to this list of winners, however.
 In this environment, the Fund's performance for the year was driven primarily by investments in producer durables (6.5% of total assets) and technology (12.8% of total assets). Individual holdings such as satellite television provider GM Hughes (2.45% of assets) rallied strongly after encountering temporary setbacks in 1998. In the telecommunications area, stocks such as Global Crossing (1.77% of assets) also recovered from previous problems, contributing significantly to the fund's returns.
 On the other hand, performance was hurt by declines in the financial sector (24.38% of total equity market value), that represented the fund's largest single concentration of holdings. Higher interest rates punished the stocks of fundamentally sound companies such as Countrywide Credit (2.15% of assets).
 Toward the end of the year, the Fund co-managers reduced their exposure to highly valued technology stocks and re-deployed those assets to more economically sensitive stocks. These areas are consumer discretionary (13.71%), energy (7.53%) and materials and processing (12.7%). Within these sectors, the Fund co-managers have focused mainly on "fallen angels," which they believe are fundamentally strong companies that are currently out-of-favor or experiencing temporary problems.

                                    [GRAPH]

                                                   Inception: August 31, 1999
 Mid-Cap Blend Fund Independence Investment Associates, Inc.  Coreen Kraysler

 Encouraged by strong GDP growth, low inflation and continued productivity gains, investors drove the U.S. equity market to new highs in 1999. This enthusiasm resulted in yet another year of market returns in excess of 20%. Although large cap growth stocks continued to dominate, the market broadened considerably during the final quarter of the year. In fact, for the first time in a long time, small and midcap stocks both beat the S&P 500; while the S&P returned 14.88% for the fourth quarter, small and midcap stocks returned 18.4% and 17.2% respectively. We expect this broadening to continue as greater earnings breadth and compelling values in non-tech sectors should lead to wider participation in market leadership in 2000.
 During the fourth quarter the account returned 14.64%, below the benchmark return, although in line with the S&P. In terms of sector leadership, returns continued to be heavily concentrated in technology, with most other sectors performing poorly. The highly diversified nature of this fund has a negative impact on returns during periods of extreme narrowness such as we saw in 1999. Although the fund owned plenty of tech stocks, with strong performers such as Analog Devices, Teradyne, SCI and Oracle, just to name a few, it was hurt by investments in other industries, especially financial and consumer stocks.
 Despite recent increases in interest rates, the economy remains strong and corporate profit growth is expected to maintain its double digit pace, which bodes well for a strong stock market in 2000. In addition, while we expect technology earnings to remain strong, we also expect strong earnings rebounds in the basic materials, energy and transportation sectors. This wider participation in earnings growth should result in broader market returns, and this fund is well positioned to benefit.

                                    [GRAPH]

                                                       Inception: May 1, 1996
 Mid-Cap Growth Fund
 Janus                                                             James Goff

 Domestic equity markets were volatile in 1999 as investors weighed solid earnings reports against lingering inflation fears and rising interest rates. The Federal Reserve responded to the strength of the U.S. economy by raising interest rates three times between June and November, while hinting that further rate hikes might be necessary in the new year. Amid this backdrop, the Fund logged exceptional results, substantially outperforming its benchmark, the Russell MidCap Growth Index.
 We enjoyed broad-based gains across many of our holdings, particularly in our technology, wireless service and telecommunications infrastructure positions. Our positions in technological "enablers" that provide products or services to the Internet industry were among the Portfolio's clear standouts. For example, VeriSign's technology enables secure browser-to-server transactions over the Internet. The stock soared following two recently announced strategic acquisitions, which will allow VeriSign to marry its existing technology with a back-end credit card payment platform.
 Thanks to higher-than-expected cellular subscription growth, our wireless positions in Western Wireless, OmniPoint and VoiceStream also provided outstanding returns. The potential for additional revenues from the introduction of wireless data transmission also fueled investor optimism.
 Additionally, our telecommunication infrastructure companies, including SDL and E-Tek Dynamics, soared. Their products increase the fiber-optic bandwidth capacity of telecommunication networks, which is in high demand as telecommunication providers scramble to keep up with the Internet's ever-increasing proliferation.
 On the downside, our position in Apollo Group, which operates the University of Phoenix, came under pressure. Although Wall Street downgraded the stock, we maintained our position due to Apollo's strong long-term growth potential.
 Looking ahead, we remain steadfastly focused on uncovering dynamic companies with extraordinary growth potential. By visiting companies on their home turf and looking for critical information that others have overlooked or just plain missed, we remain confident that our "all-weather" companies can grow the bottom line in any environment.

                                    [GRAPH]

                                                   Inception: August 31, 1999
 Fundamental Mid-Cap Growth Fund
 OppenheimerFunds, Inc.                              B. Bartlett/J. Turner II

 Fundamental Mid Cap Growth Fund performed exceptionally well during 1999. The Fund's cumulative total returns from its inception date of August 31, 1999 through its fiscal year end of December 31, 1999 was 54.57%. We attribute the Fund's gains primarily to our focus on growth and our strong emphasis on technology, particularly some of the technology sector's better performing areas.
 Economic conditions provided a firm foundation for the Fund's performance. Throughout 1999, U.S. economic growth remained robust, largely driven by the performance of technology-oriented companies. As the year progressed, growth accelerated in key global markets of Europe and Asia as well. However, the possibility that U.S. growth might slow in the face of increasing domestic interest rates gave rise to economic uncertainty. In such an environment, the market tends to reward companies that appear most likely to deliver strong and sustainable growth. These are precisely the kinds of companies on which the Fund focuses.
 Within technology, we derived our greatest gains from a wide range of companies supplying the building blocks of the world's communications infrastructure. Nearly half of our technology holdings were among optical networking companies. By providing equipment to increase the geographical reach and bandwidth of today's high-speed, high-capacity data communications and telecommunications networks, these companies are profiting from the explosive growth of the Internet and other forms of business communications.
 Of course, not all of the Fund's holdings performed strongly. Financial stocks proved volatile performers during 1999. The sector was buoyed during the first half of the year by the healthy U.S. economy and signs of financial strength among worldwide emerging markets. However, financial stocks suffered during the second half of the year under pressure from slowing earnings and moderate, but consistent, increases in long-term interest rates. In response, we significantly reduced our position in financial companies. We also reduced our healthcare holdings. We focused our remaining healthcare investments on biotechnology firms with strong product pipelines.
 Looking toward the coming year, we see indications that global economic momentum is likely to continue. Consumer confidence and spending remain high, and although pressures on prices and wages continue to grow, counterbalancing forces such as global price competition and improved productivity have thus far held them largely in check. In such an environment of continuing economic health, we are enthusiastic about the growth prospects of the industries and companies we have identified.

                                    [GRAPH]
                            Historical Fund Return
                 Fundamental Mid-Cap           Russell Mid-Cap
                    Growth Fund                  Growth Index

8/31/99               10,000                        10,000
9/30/99               10,000                         9,915
10/31/99              10,836                        10,682
11/30/99              12,529                        11,788
12/31/99              15,457                        13,829
Top Ten Holdings (as of December 31, 1999)
--------------------------------------------------------------------------
                                         % of           six months ago
                                      investments      % of investments
Optical Coating Laboratory, Inc.         4.4%                N/A
SDL, Inc.                                4.2%                N/A
E-Tek Dynamics, Inc.                     4.1%                N/A
Idec Pharmaceuticals Corp.               4.0%                N/A
Harmonic, Inc.                           3.7%                N/A
QLogic Corp.                             3.7%                N/A
Tiffany & Co.                            3.1%                N/A
TV Guide, Inc.                           2.9%                N/A
Affymetrix, Inc.                         2.5%                N/A
Young & Rubicam, Inc.                    2.4%                N/A
Average Annual Total Returns*
-------------------------------------------------------------------------
                                     Fundamental          Russell Mid-Cap
                                    Mid-Cap Growth         Growth Index
                                    --------------        ---------------
Since Inception (8/31/99)               54.57%                 38.29%
Top Ten Sectors (as of December 31, 1999)
-------------------------------------------------------------------------
                            % of                                % of
                         investments                         investments
Technology                  56.7%         Utility                2.9%
Consumer Cyclical           11.1%         Energy                 1.8%
Retail                      10.7%         Transportation         1.5%
Health Care                  9.8%         Consumer Staple        1.5%
Capital Equipment            3.9%
* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will flutuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                      Inception: May 16, 1988
 Real Estate Equity Fund
 Independence Investment Associates, Inc.               J. DeSantis/T. Spicer

 With the REIT group having lost over 40% of its value over the past two years, it is quite apparent that the stocks are trading on perception rather than fundamentals. When reviewing the full year's performance, the sector experienced somewhat of a reprieve in the second quarter as the market shifted from technology/growth stocks and focused on cyclical and value plays. This rebound proved to be short lived however as the sector has traded down ever since then. For the year, the Wilshire Real Estate Securities Index returned a negative 3.19%.
 This downward trend has only been exacerbated by the sector's relatively low liquidity in the face of heavy negative funds flow. Net outflows for the year were in the $1 billion range with 16 of the past 18 months registering net redemptions. In the near future you would expect that a combination of value buyers, vulture buyers, and yield buyers should start to take another look at the REIT sector with its solid growth, strong fundamentals, and income potential. At some point, an industry with a steady 7-8% growth potential and an 8.5% average yield that trades at a 7x multiple will be appealing to investors once again.
 Despite this rather negative tone, however, our funds continued to have outstanding relative performance for both the quarter and the year. This outperformance is attributable to both sector and stock selection. Overweights in the Apartment, Office, Manufactured Homes, and Diversified sectors helped performance as they outperformed the overall index. Underweights in the Retail and Hotel sectors also helped as they underperformed the market. Individual names that added to the Fund's returns included Liberty, Storage USA, Camden, Franchise Finance, and Spieker Properties. A couple of positions also went against us, namely JDN Realty and Burnham Pacific. Holding these positions in a diversified manner helped to limit their impact to the overall fund. Going forward, we expect these active positions to remain fairly constant.

                                    [GRAPH]

                            Historical Fund Return

           Real Estate   Wilshire Real              Real Estate   Wilshire Real
 Date      Equity Fund    Estate Index    Date      Equity Fund    Estate Index
12/29/89      10,000         10,000      01/31/95      14,169          9,720
01/31/90       9,604          9,529      02/28/95      14,467         10,024
02/28/90       9,570          9,525      03/31/95      14,507         10,082
03/30/90       9,439          9,503      04/28/95      14,321         10,010
04/30/90       9,383          9,319      05/31/95      14,930         10,341
05/31/90       9,357          9,278      06/30/95      15,167         10,521
06/29/90       9,385          9,296      07/31/95      15,453         10,690
07/31/90       9,152          8,940      08/31/95      15,560         10,821
08/31/90       8,396          7,895      09/29/95      15,932         11,020
09/28/90       7,755          6,980      10/31/95      15,395         10,678
10/31/90       7,356          6,478      11/30/95      15,458         10,789
11/30/90       7,840          6,741      12/29/95      16,483         11,415
12/31/90       7,854          6,654      01/31/96      16,675         11,573
01/31/91       8,872          7,302      02/29/96      16,850         11,802
02/28/91       9,144          7,731      03/29/96      17,002         11,897
03/28/91       9,882          8,420      04/30/96      16,944         11,951
04/30/91       9,905          8,352      05/31/96      17,259         12,217
05/31/91      10,188          8,481      06/28/96      17,619         12,462
06/28/91       9,830          8,063      07/31/96      17,563         12,351
07/31/91       9,822          8,029      08/30/96      18,304         12,876
08/30/91       9,861          7,932      09/30/96      18,810         13,198
09/30/91       9,981          7,842      10/31/96      19,299         13,555
10/31/91       9,804          7,665      11/29/96      19,967         14,118
11/27/91       9,615          7,411      12/31/96      21,934         15,624
12/31/91      10,486          7,987      01/31/97      22,175         15,848
01/31/92      10,902          8,364      02/28/97      22,157         15,857
02/28/92      10,785          8,341      03/31/97      22,030         15,911
03/31/92      10,752          8,161      04/30/97      21,366         15,397
04/30/92      10,608          8,025      05/30/97      22,035         15,856
05/29/92      10,918          8,057      06/30/97      23,166         16,642
06/30/92      10,642          7,815      07/31/97      23,789         17,190
07/31/92      10,956          7,844      08/29/97      23,638         17,063
08/31/92      10,989          7,725      09/30/97      25,692         18,745
09/30/92      11,261          8,019      10/31/97      24,766         17,949
10/30/92      11,461          8,105      11/28/97      25,082         18,309
11/30/92      11,597          8,175      12/31/97      25,711         18,718
12/31/92      12,164          8,575      01/31/98      24,981         18,454
01/29/93      13,106          9,171      02/27/98      24,539         18,217
02/26/93      13,682          9,615      03/31/98      25,157         18,576
03/31/93      14,642         10,260      04/30/98      24,370         17,991
04/30/93      13,836          9,678      05/29/98      24,201         17,818
05/28/93      13,614          9,526      06/30/98      24,125         17,724
06/30/93      13,890          9,776      07/31/98      22,493         16,490
07/30/93      14,079          9,974      08/31/98      20,463         14,777
08/31/93      14,172         10,182      09/30/98      21,874         15,605
09/30/93      15,000         10,645      10/30/98      21,328         15,391
10/29/93      14,721         10,345      11/30/98      21,630         15,680
11/30/93      14,087          9,894      12/31/98      21,416         15,456
12/31/93      14,267          9,882      01/29/99      20,829         15,121
01/31/94      14,606         10,179      02/26/99      20,320         15,001
02/28/94      15,211         10,595      03/31/99      20,219         14,920
03/31/94      14,754         10,104      04/30/99      22,360         16,511
04/29/94      14,852         10,217      05/28/99      22,946         16,790
05/31/94      15,153         10,430      06/30/99      22,705         16,504
06/30/94      14,752         10,224      07/30/99      21,948         15,872
07/29/94      14,668         10,248      08/31/99      21,848         15,634
08/31/94      14,689         10,241      09/30/99      20,809         14,929
09/30/94      14,606         10,070      10/29/99      20,372         14,651
10/31/94      13,981          9,701      11/30/99      20,211         14,421
11/30/94      13,508          9,322      12/31/99      21,055         14,963
12/30/94      14,676         10,044

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                        % of                six months ago
                                     investments           % of investments
Equity Residential Properties Trust      5.0%                     4.8%
Avalonbay Communities, Inc.              4.9%                     4.7%
Equity Office Properties Trust           4.8%                     4.5%
Spleker Properties, Inc.                 4.5%                     2.2%
Post Properties, Inc.                    3.8%                     3.5%
Duke Realty Investments, Inc.            3.7%                     3.5%
BRE Properties, Inc.                     3.6%                     4.0%
Liberty Property Trust                   3.5%                     3.2%
Camden Property Trust                    3.2%                     2.7%
Cousins Properties, Inc.                 3.1%                     2.8%
Average Annual Total Returns*
------------------------------------------------------------------------------
                                  Real Estate    Wilshire Real    MorningStar
                                  Equity Fund    Estate Index     Peer Group+
                                  -----------    -------------    -----------
 1 Year                              -1.69%         -3.19            -2.73%
 3 Years                             -1.35          -1.43             0.12
 5 Years                              7.48           8.30             8.04
10 Years                              7.73           4.11             8.44

Top Industries (as of December 31, 1999)
------------------------------------------------------------------------------
                                             % of           six months ago
                                          investments       % of investments
Real Estate Investment Trust                 96.9%               96.8%
Real Estate Development                       3.1%                3.2%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from a reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Special Real Estate investment.

                                                   Inception: August 31, 1999
 Small/Mid-Cap Value Fund
 The Boston Company Asset Management, LLC                    Peter I. Higgins

 The smaller capitalization market ended another good year on a strong note. The growth sector, with its large technology component, dramatically outpaced the value side of the market. Indeed value stocks were essentially flat for the year while growth stocks were up about 50%. While this performance divergence has been a persistent characteristic of the market for several years, it was even more so in 1999.
 The Fund performed better than its respective benchmark for the year but lagged for the quarter. Given the dramatic underperformance of value stocks, we are finding an abundance of underpriced stocks with outstanding potential.
 Our sector focus has not changed significantly for the past several quarters. We continue to emphasize technology and energy stocks in the portfolio but, unlike recent quarters, these sectors underperformed their respective benchmarks for the fourth quarter. Our portfolio of technology stocks had a positive return but lagged the index due to the strong advance of internet related companies which are clearly part of the growth investment spectrum. Several technology stocks including Sterling Commerce, 3Comm, Keane and Autodesk were strong performers in the technology sector for the quarter.
 Energy prices fluctuated erratically as supply concerns, induced primarily by threats from producing countries to reduce output, continued to impact the market. Our strong performing energy stocks included Weatherford International and Santa Fe International.
 We are also emphasizing the consumer sectors. The economy continues to grow at a healthy pace and inflation and unemployment remain low. The continued high level of consumer confidence should result in strong demand at the retail level. Callaway Golf and Liz Claiborne were two of our consumer stocks that did well for the quarter.
 Utilities and financial services remain underweight relative to the benchmark. These sectors should continue to have slow earnings growth and investor enthusiasm will likely be dampened by interest rate concerns.

                                    [GRAPH]

                                                       Inception: May 1, 1998
 Small/Mid-Cap CORE Fund
 Goldman Sachs Asset Management                            Jones/Clark/Pinter

 For the year ended December 31, 1999, the Small/Mid Cap CORE Fund returned 20.54% at net asset value, underperforming its benchmark, the Russell 2500 Index, which returned 24.15%.
 The economy continued to advance over the year, as evidenced by U.S. GDP growth running in recent months at 5% or better on an annualized basis, a 31-year high in consumer confidence and a 29-year low in the domestic jobless rate. The Federal Reserve Board, however, mindful of the risks associated with a shrinking labor supply, raised interest rates three times during the year, resulting in a total increase of the Fed Funds rate of 0.75% in 1999.
 The year proved exceptional for the U.S. stock indices. While the S&P 500 Index and Russell Midcap Index had annual returns of 21.04% and 18.23%, respectively, the Index, which severely lagged larger cap indices earlier in the year, posted a 24.15% return, ending the year ahead of the S&P 500 Index for the first time in six years. 1999 also witnessed record-setting spreads between returns for growth and value, as the Russell 2500 Growth Index return of 43.09% significantly outpaced the 1.49% return of the Russell 2500 Value Index.
 Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and lower volatility stocks with a below-average probability of reporting disappointing earnings. Over the long term, these factors have led to excess returns, although they typically do not all work well simultaneously. For instance, during 1999, our investment themes produced mixed results in the Russell 2500 universe. Although the momentum theme contributed greatly towards returns, the value theme, contrary to long-term averages, hurt returns. Index returns were driven by very few stocks, and there was an unusually wide spread between the best- and worst-performing stocks. Thus, the chances of selecting the best opportunities were lower than average, and the penalty for making the wrong choice was higher than average. CORE's preference for stocks that appear to be good values had the biggest negative impact on returns, indicating the market's strong distaste for value. The low risk and research themes were flat during the year.

                                    [GRAPH]

                            Historical Fund Return

                                Small/Mid-Cap                   Russell 2500
         Date                     CORE Fund                         Index
       04/01/98                     10,000                         10,000
       05/29/98                      9,577                          9,536
       06/30/98                      9,721                          9,547
       07/31/98                      9,040                          8,891
       08/31/98                      7,377                          7,214
       09/30/98                      7,776                          7,726
       10/30/98                      7,960                          8,149
       11/30/98                      8,422                          8,552
       12/31/98                      9,019                          9,070
       01/29/99                      8,940                          9,055
       02/26/99                      8,305                          8,460
       03/31/99                      8,438                          8,641
       04/30/99                      9,172                          9,414
       05/28/99                      9,251                          9,560
       06/30/99                      9,810                         10,058
       07/31/99                      9,648                          9,860
       08/31/99                      9,347                          9,552
       09/30/99                      9,224                          9,409
       10/31/99                      9,430                          9,616
       11/30/99                      9,887                         10,158
       12/31/99                     10,871                         11,261
Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                        % of                six months ago
                                     investments           % of investments
VeriSign, Inc.                           1.0%                     N/A
Exodus Communications, Inc.              0.9%                     N/A
Telephone and Data Systems, Inc.         0.8%                     0.5%
BEA Systems, Inc.                        0.7%                     0.1%
Valley National Bancorp                  0.6%                     0.3%
UnitedGlobalCom, Inc.                    0.5%                     N/A
Conexant Systems, Inc.                   0.5%                     N/A
i2 Technologies, Inc.                    0.5%                     0.1%
Tecumseh Products Co.                    0.5%                     N/A
Sigma-Aldrich Corp.                      0.5%                     0.2%
Average Annual Total Returns*
------------------------------------------------------------------------------
                               Small/Mid-Cap     Russell 2500     MorningStar
                                CORE Fund           Index         Peer Group+
                               -------------     ------------     -----------
1 Year                            20.54%           24.15%            22.57%
Since Inception (5/1/98)           5.13             7.38              N/A
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------------
                       % of                                    % of
                    investments                             investments
Technology             32.1%       Basic Material               5.2%
Financial              13.9%       Retail                       5.2%
Capital Equipment      11.7%       Utility                      5.0%
Consumer Cyclical      10.8%       Energy                       4.2%
Health Care             7.2%       Consumer Staple              2.2%
* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Mid-Cap Growth and a Small-Cap Growth investment style. The peer group represents a 50% weighting of the Mid-Cap Growth style and a 50% weighting of the Small-Cap Growth style for periods since May 1999.

                                                       Inception: May 1, 1994
 Small/Mid-Cap Growth Fund (Formerly Diversified Mid-Cap Growth)
 Wellington Management Company, LLP                         Frank V. Wisneski

 Small/Mid Cap Growth returned 0.2% from inception on 4/30/99, through the end of 1999. This performance was disappointing as it substantially underperformed the 22.1% return of the Target Mid Cap 750 Index and the 45.5% return for the Russell 2500 Growth Index for the period.
 Four factors contributed to the Fund's disappointing performance. First, our diversified mid-cap exposure hurt the Fund, as equity markets were totally focused on technology issues. Technology stocks were the clear leaders in 1999 driving markets and valuations to new highs. Second, these speculative markets produced a difficult environment for our disciplined and fundamentally based strategy given our requirement for three years operating profit. Investors showed nearly insatiable demand for technology companies that not only had not demonstrated the profitability potential of their business model, but were often barely beyond the venture capital stage. Third, within the mid-cap market, the Fund was invested in the smaller sized stocks. The larger mid cap stocks outperformed for the year. Finally, some tactical stock selection decisions also detracted from results.
 The US economy remains on solid footing with real GDP forecast to grow 3.7% on average in 2000 and the world poised for stronger growth. We are confident that once speculative influences subside, the Fund will reflect returns that were typical prior to 1999. We cannot predict when this narrow market will begin to broaden, but believe the valuation gap between large and small stocks will converge soon, resulting in strong relative performance for small/mid cap stocks. While frustrating over the short term, we continue to believe that we've seen nothing in the present market that would prompt a significant change to our approach.

                                    [GRAPH]

                            Historical Fund Return

Date           Small/Mid-Cap Growth Benchmark(1)    Small/Mid-Cap Growth Fund
04/01/94                    10,000                            10,000
05/31/94                    10,015                            10,020
06/30/94                     9,584                            10,043
07/29/94                     9,849                            10,066
08/31/94                    10,437                            10,359
09/30/94                    10,265                            10,094
10/31/94                    10,442                            10,263
11/30/94                     9,982                             9,992
12/30/94                    10,121                            10,056
01/31/95                    10,243                             9,934
02/28/95                    10,788                            10,283
03/31/95                    11,216                            10,798
04/28/95                    11,310                            11,069
05/31/95                    11,589                            11,087
06/30/95                    12,116                            11,652
07/31/95                    12,879                            12,564
08/31/95                    13,020                            12,807
09/29/95                    13,310                            12,764
10/31/95                    12,973                            12,361
11/30/95                    13,553                            13,160
12/29/95                    13,560                            13,672
01/31/96                    13,800                            14,151
02/29/96                    14,322                            14,612
03/29/96                    14,435                            14,939
04/30/96                    15,132                            16,011
05/31/96                    15,441                            16,455
06/28/96                    14,975                            16,237
07/31/96                    13,812                            14,615
08/30/96                    14,559                            15,484
09/30/96                    15,483                            16,411
10/31/96                    15,302                            16,926
11/29/96                    16,203                            17,438
12/31/96                    15,930                            17,820
01/31/97                    16,635                            17,845
02/28/97                    16,269                            16,824
03/31/97                    15,350                            15,825
04/30/97                    15,726                            15,365
05/30/97                    17,135                            16,487
06/30/97                    17,609                            16,713
07/31/97                    19,294                            18,028
08/29/97                    19,106                            17,686
09/30/97                    20,073                            19,025
10/31/97                    19,068                            18,622
11/28/97                    19,268                            18,188
12/31/97                    19,521                            18,432
01/01/98                    19,170                            18,106
02/27/98                    20,972                            19,666
03/31/98                    21,851                            20,641
04/30/98                    22,148                            20,584
05/29/98                    21,237                            19,648
06/30/98                    21,838                            20,389
07/31/98                    20,902                            19,268
08/31/98                    16,913                            15,227
09/30/98                    18,192                            16,009
10/30/98                    19,532                            16,874
11/30/98                    20,849                            17,602
12/31/98                    23,008                            19,466
01/29/99                    23,698                            19,610
02/26/99                    22,539                            18,154
03/31/99                    23,794                            19,356
04/30/99                    24,879                            20,435
05/28/99                    25,136                            20,604
06/30/99                    26,913                            21,478
07/31/99                    26,364                            20,970
08/31/99                    25,794                            19,348
09/30/99                    25,979                            18,728
10/31/99                    27,244                            18,829
11/30/99                    30,460                            19,019
12/31/99                    36,205                            20,468

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                                  % of         six months ago
                                               investments    % of investments
Sterling Software                                 4.4%              3.2%
Catalina Marketing Corp.                          3.7%              3.2%
DST Systems, Inc.                                 3.6%              4.1%
Shared Medical Systems Corp.                      3.5%              2.8%
Dallas Semiconductor Corp.                        3.0%              3.6%
Beringer Wine Estates Holdings                    2.9%              2.7%
Synopsys, Inc.                                    2.7%              2.7%
Montana Power Co.                                 2.6%              1.2%
Reinsurance Group of America                      2.5%              2.7%
American Management Systems, Inc.                 2.4%              2.5%
Average Annual Total Returns*
------------------------------------------------------------------------------
                        Small/Mid-              Small/Mid-Cap      MorningStar
                      Cap Growth Fund       Growth Benchmark (1)   Peer Group+
                   ----------------------  ----------------------- ----------
1 Year                     5.15%                     57.36%           59.49%
3 Years                    4.73                      31.48            29.55
5 Years                   15.27                      29.03            26.75
Since Inception           13.50                      25.49             N/A
(5/1/94)
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------------
                         % of                                          %of
                     investments                                   investments
Technology              37.4%             Retail                       5.7%
Consumer Cyclical       13.2%             Basic Material               4.0%
Capital Equipment       11.9%             Consumer Staple              3.5%
Financial               11.6%             Utility                      2.6%
Health Care              6.8%             Transportation               2.3%

(1) The Small/Mid-Cap Growth Fund benchmark is the Russell Mid-Cap Growth Index from May 1994 to April 1999 and the Russell 2500 Growth Index May 1999-present

* Total returns are for the period ended December 31, 1999, returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Mid-Cap Growth and a Small-Cap Growth investment style. The peer group represents a 65% weighting of the Mid-Cap Growth style and a 35% weighting of the Small-Cap Growth style. Prior to May 1999, the peer group represents the Mid-Cap Growth investment style.

                                                       Inception: May 1, 1996
 Small-Cap Value Fund
 INVESCO Inc.                                                    Bob Slotpole

 There were ample fireworks on Wall Street as the millennium came to a close. A December surge in equity prices capped one of the most rewarding decades in history. Small cap stocks ended the year with a strong 4th quarter and, as a result of this late year rally, finished the year just slightly ahead of large cap stocks for the first time since 1993.
 Many stocks failed to participate in 1999's gains, however, owing to intense industry competition and rising interest rates. During the 4th quarter small cap growth stocks outperformed value by an extraordinary margin--33.4% versus 1.5%--the largest one quarter difference since the inception of the Russell 2000 Index in 1979. Technology and Telecommunications stocks continued to lead the market, while many sectors finished the quarter in the red. Retail, Energy and Consumer Staples had the biggest losses.
 The Small Cap Value Fund returned -0.24% for the quarter, lagging a 1.53% return for the Russell 2000 Value Index. The Fund's total return for 1999 was -3.43% versus 1.23% for benchmark. INVESCO's strategy in managing the Small Cap Value Fund is to add value through stock selection, while limiting exposure to other types of risk, such as market risk (beta) and sector and industry exposures. Not surprisingly, in a year of exceptional returns to growth stocks our value-oriented stock selection tools, such as low price/earnings and price/assets ratios, performed poorly. Our process also favors companies with improving earnings estimates, which underperformed in the 4th quarter. This was taken to an extreme in the Internet sector, where stocks seemed to perform well even as losses mounted. Offsetting some of the weakness in value tools, however, was strong performance from such factors as a stock's relative price strength and how aggressively companies were repurchasing their own shares.

                                    [GRAPH]

                                                       Inception: May 1, 1996
 Small-Cap Growth Fund
 John Hancock Advisers, Inc.                                    Bernice Behar

 The last quarter of the millennium was a memorable one for the equity markets. Investors seemingly brushed all Y2K concerns aside, leading stocks to towering heights. Growth stocks benefited the most from the frenzy, soaring well ahead of their value counterparts. This trend was clearly illustrated by the disparity between the returns of the Russell 2000 Value and the Russell 2000 Growth Indexes. The Russell 2000 Growth outpaced the small cap value index by almost 32%. The fourth quarter strength also influenced the occurrence of a significant event--the return of small caps. Small cap stocks edged ahead of large caps for the first time since 1993. For the year, the Russell 2000 returned 21.26% and the S&P 500 gained 21.04%. The Fund benefited from the strength in both small cap and growth stocks. It climbed 45.57% for the fourth quarter and 70.38% for the year.
 Within the Fund, we remain positive on the outlook for the media segment. In addition to our radio holdings, we found opportunities in Internet media companies. We targeted Internet audience measurement firms that track customer habits. Information on consumer behavior on the web is becoming increasingly important to web advertisers in order to determine appropriate ad rates and customize their advertisements.
 We own several securities in the gene discovery segment of the biotechnology industry. A steady flow of positive news has re-focused investor attention towards this industry. Many larger drug companies have formed partnerships with smaller biotechnology firms with the expectation that their technologies will lead to the development of new drugs. Although biotechnology stocks performed well this quarter, we believe they will continue to outperform. We increased our weighting to take advantage of this potential appreciation.

                                    [GRAPH]

                                                       Inception: May 1, 1998
 Global Equity Fund
 Scudder Kemper Investments, Inc.                       W. Holzer/D. Espinosa

 For the fourth quarter 1999, the Global Equity Fund returned 15.94% in line with its benchmark, the MSCI World Index return of 16.96%. For the year 1999, the Fund returned 24.19%, slightly underperforming the benchmark return of 25.34%.
 During 1999 the Fund's performance can be very broadly characterized by The Fund's themes. The Empowered Consumer theme (companies that enable consumers by providing new electronic infrastructure and electronic markets for goods and services) performed extremely well on a sharp rise in technology shares. The Ultimate Subcontractor theme (companies that are the world's cheapest producers, and which are able to retain their wealth) modestly underperformed as our holdings produced mixed results. Secure Streams of Income theme (companies providing stable income in de-regulated environments) endured a tough year as we had an incorrect view on our defensive investments under this theme. Our exposure to the Darkside Restructuring theme (companies in previously regulated economies or industries that are restructuring with a focus on shareholder value) remained constant throughout the fourth quarter.
 Technology was the driver as both US and International markets accelerated towards the end of the year, with the tech stock rally broadening to include mid cap companies, especially in Europe, as well.
 The Emerging Markets completed an astonishing year. Latin America was the star of the last quarter as attention focussed on Mexico on grounds of convergence with the US, and on Brazil as economic recovery progressed.
 In anticipation of greater market volatility, investment actions will concentrate on trimming Fund exposure to the expensive technology stocks owned under the Empowered Consumer theme, and consolidating our holdings under the defensive Secure Streams of Income theme. Finally we will maintain our investments under the Ultimate Subcontractor theme which, although also subject to the penalties of higher interest rates, should prove more durable, supported by the continuing process of consolidation.

                                    [GRAPH]

                                                       Inception: May 2, 1988
 International Equity Index Fund
 Independence International Associates, Inc.                     Norman Meltz

 The International Equity Index Fund returned 18.85% for the fourth quarter of 1999 versus its benchmark return of 18.40%. For the year, the Fund's return of 30.87% has matched its benchmark return of 30.87%.
 On July 1st this past year the Fund invested 10% of its assets in the emerging markets. That portion of the Fund will track the Morgan Stanley Emerging Markets Free (MSEMF) Index. The remaining 90% of the Fund will continue to invest in a strategy that tracks Morgan Stanley's GDP Index. Therefore the Fund's benchmark now consists of a blended index comprised of 90% Morgan Stanley GDP Index and 10% MSEMF Index.
 Developed international markets delivered excellent returns across the board this past quarter. The GDP Index gained 17.55% during the quarter. Emerging markets performed even better as the MSEMF Index rose 25.45%. Within the developed markets all twenty countries in which the Fund invests showed positive returns. Finland performed best with a return of 89% due largely to Nokia, which represents more than 20% of Finland and rose 114%. The Euro zone rose 25% this quarter. The Pacific developed markets, dominated by Japan with a 16% return, rose 16%. Every return would have been even higher but for a strong US dollar that reduced the returns achieved in the local equity markets.
 In the emerging markets Latin America led the regions with a 33% return led by Brazil which rose 55%. Turkey led all emerging countries with a return of 125%.
 Growth stocks dominated returns across the world this past quarter to a degree we have not seen over the past twenty-five years. Independence's International Growth Stock Index outperformed the comparable Value Stock Index by 21% over the quarter. The next largest difference between these two groups occurred in 1987 but measured only 13%. The Fund was able to participate in this trend since it owns both value and growth stocks.

                                    [GRAPH]

                                                   Inception: August 31, 1999
 International Equity Fund
 Goldman Sachs Asset Management                   S. Maeda/I. Farman/S. Noble

 For the period since inception (August 31, 1999) through December 31, 1999, the International Equity Fund returned 21.59% at net asset value, outperforming its benchmark, the MSCI EAFE Index, which returned 18.25%.
 The international equity markets ended the year on a positive note, with the Index rising substantially during the fourth quarter. This strong performance occurred despite interest rate increases by monetary authorities around the world and Y2K-related uncertainty early in the quarter. However, the equity markets appeared to shake these interest rate concerns for the remainder of the period and, ultimately, liquidity fears were not substantiated by trading volume declines or by substantial increases in cash levels in the marketplace.
 The strength in international equity markets was largely focused on a narrow range of sectors as telecommunication and technology stocks rose meteorically, reflecting the strong demand and positive pricing in these industries. In addition, some cyclical stocks also rallied towards the end of the quarter in response to optimism about international GDP growth. Conversely, more defensive stocks such as Pharmaceuticals and Oil stocks performed poorly.
 We increased our exposure in the Telecommunications industry. In the voice and data "carriers' sector we bought Deutsche Telecom (0.7% of total Fund assets) and Energis (0.4% of total Fund assets), a UK-based "alternative' telecommunications operator. Holdings in the chemicals sector were raised with purchases of BASF (0.6% of total Fund assets) and Asahi Chemicals (0.5% of total Fund assets).
 Within the context of our positive overall outlook for global equities, we are moderately underweight in Europe, although we have a positive view of the long-term prospects for Continental Europe. Growth is clearly recovering in the region and there are some long term structural attractions, such as reform in the pension and savings industry, which we expect to lead to highly significant flows of new assets into equity markets. We are overweight Asian equities, though more confident about the outlook for Southeast Asian markets than for Japan. Economic growth in Japan has clearly exceeded all expectations this year, though there are some signs that the momentum of growth will not prove to be sustainable and our bottom-up earnings analysis also suggests that consensus expectations for future profits growth will be disappointed in certain sectors. Nevertheless, yields on Japanese equities are still attractive.

                                    [GRAPH]

                                                       Inception: May 1, 1996
 International Opportunities Fund
 Rowe Price-Fleming International, Inc.                           Martin Wade

 The excitement driving US technology, telecom and Internet stocks raced through all international regions in the fourth quarter, pushing the MSCI EAFE benchmark up 17% (cited in US$). Latin America--not in the MSCI EAFE benchmark--was the strongest region, up 33%. Performances of other regions were in a tight band with the Pacific ex-Japan ahead 19%, Europe up 17%, and Japan 16% higher. The overriding factor propelling markets was enthusiasm for "new economy" stocks: telecom and Internet-related companies and their suppliers.
 The portfolio returned 34.01%, markedly outperforming the 31.79% return of its benchmark. Country weighting relative to the benchmark was broadly neutral for the full year. Our underweight position in Japan subtracted considerable value, while an overweight position in Latin America added significant value. Also, underweight positions in the weaker UK and German markets were positive contributors. The sector which added the most value was overweighting electronic components. Overweighting the consumer electronics sector and underweighting utilities and insurance were also positive.
 We expect stronger economic growth in Europe. In Japan, declining domestic demand and capital expenditure together with the potential for a strong yen are liable to keep the economy weak. Elsewhere in Asia, economic recovery is well under way and we expect it to continue. We remain cautiously optimistic about Latin America. Although we believe the valuations of some "new economy" stocks in international regions have become excessive, we are enthusiastic about the growth potential of well-managed telecom, Internet-related and technology businesses. Fortified by a year of improvement, international economies are poised for better growth with moderate inflation in 2000. Greater-than-expected progress in restructuring and reform during 1999, as well as more mergers and acquisitions than anticipated, have enhanced the earning potential of international companies and have paved the way for international stock markets to rise in the year ahead.

                                    [GRAPH]

                                                       Inception: May 1, 1998
 Emerging Markets Equity Fund
 Morgan Stanley Asset Management                             R. Meyer/A. Skov

 The Fund gained 50.45% during the fourth quarter versus a return of 25.44% for the MSCI EMF index.
 Outperformance was attributable to both strong stock selection and country allocation. Stock selection in South Korea contributed markedly to performance. Other notable contributors were equity selections in India, Israel, Mexico and Taiwan. Our overweight position in Egypt (+45.2%), Turkey (+124.9%) and Indonesia (+41.3%) coupled with our underweight stance in Greece (-6.0%) contributed positively to performance. Poor stock selection in India and Indonesia and country allocation in South Korea (+19.7%) detracted from performance.
 A supportive global environment, dissipating concerns over Y2K and heartier investor risk appetites helped the emerging markets perform remarkably well during the quarter. Continued strength in commodity prices and improving economic fundamentals, coupled with positive election results (India, Mexico, and Russia) and IMF agreements (Russia and Turkey), further boosted the emerging markets. During the quarter, Taiwan and Turkey evidenced their resilience in light of the earthquakes they suffered during the third quarter, and investors rewarded countries such as India and Turkey for their commitment to reforms.
 We continue to focus on Asia, a region benefiting from trade surpluses, export growth and export market competitiveness vis-a-vis Yen strength versus the US Dollar. We will continue to underweight the Latin American region in the near term as we believe other regions within the emerging markets presently offer more exciting investment opportunities. Turkey remains one of our most significant overweight positions within Emerging Europe and the Middle East, and within Turkey we are focusing on domestic themes, adding to those companies best positioned to take advantage of a lower interest rate and inflation environment and higher consumer spending.

                                    [GRAPH]

                                                    Inception: March 29, 1986
 Money Market Fund
 John Hancock Mutual Life Insurance Co.                     Peter Mitsopoulos

 With the economy performing admirably, productivity strong and inflation well contained, many investors were hopeful that rates would remain stable. The wildcard continued to be a persistently low unemployment rate and a continually tightening labor supply. But on June 30, as these two economic indicators failed to ease, coupled with a spike in the consumer price index
(CPI) in April the Fed raised the Fed Funds target rate by .25%. The Fed raised rates two more times, the last in November which brought the target rate back up to 5.50%.
 We began the year with the objective of extending the maturity of the Fund as our outlook was for a stable rate environment. We began purchasing one year maturities to lock in some higher rates and in addition, purchased one-month and three-month adjustable rate securities, a category in which we were underweighted. However, following the increase in April's CPI and the Fed's monetary tightening bias, we quickly needed to change direction and began shortening the Fund. We lowered the Fund's weighted average maturity from a high of 83 days in May, to an eventual level of 47 days in December. Rates did rise, but surprisingly, 1999's year-end did not play out like a typical year-end mainly due to Y2K concerns. Many corporations had completed their year-end funding needs early and many banks were flush with cash from various sources including the Fed's liquidity initiatives which effectively reduced investment supply in December. We decided in November to reduce the level of maturities of the Fund for December to a level prudent for Fund liquidity, but not for significant investment needs. This strategy benefited the Fund as rates did indeed drop off and the Fund had little rollover investing needs.
 The Fund is invested primarily in commercial paper (64%), adjustable rate notes (22%) and other money market securities. The Fund is diversified among many industry sectors and companies.

                                    [GRAPH]

                                                      Inception: May 1, 1994
 Short-Term Bond Fund
 Independence Investment Associates, Inc.                          Jeff Saef

 In the fourth quarter of 1999 investor disinterest for credit risk was replaced with all out enthusiasm, resulting in significant outperformance of corporate securities to comparable duration U.S. Treasury securities. The high-risk premiums of the sector relative to the underlying strength of the U.S. economy, and diminished corporate supply expectations in preparation for Y2K, lead to the outperformance of the corporate bond market. The rally in the corporate bond market started in the beginning of the quarter with higher quality, more liquid corporate securities outperforming both comparable duration U.S. Treasury securities and lower quality corporate securities. As the quarter continued, the rally in high quality corporate bonds stalled out as investors sold these securities in favor of lower quality higher yielding bonds, which had lagged the corporate market for the first half of the quarter. The increase investor demand for yield caused the lower quality securities to outperform for the remainder of the quarter, finishing off a volatile but great year for the corporate bond market.
 Your fund outperformed its benchmark during the quarter for three primary reasons. First, the fund continues to benefit from a yield advantage provided by an overweight in corporate securities relative to the benchmark. Second, short maturity corporate bonds tightened in spread during the quarter, providing an additional return advantage relative to the fund's benchmark. Finally, as investors searched for lower quality yield, our individual securities held in the fund outperformed relative to the average corporate bond in the benchmark. Strong performers included: Popular Inc., Tenet Healthcare, Beckman Instruments, Lehman Brothers, Williams Companies, and Petroleum GeoServices. While the relative return of the fund was strong, rising interest rates largely offset these absolute gains, resulting in a .83% for the quarter.

                                    [GRAPH]

                            Historical Fund Return

                    Short-Term      Short-Term
    DATE         Bond Benchmark(1)   Bond Fund
  Apr-1994             10,000        10,000
  May-1994             10,013         9,999
  Jun-1994             10,033        10,010
  Jul-1994             10,138        10,109
  Aug-1994             10,172        10,130
  Sep-1994             10,117        10,075
  Oct-1994             10,129        10,078
  Nov-1994             10,074        10,032
  Dec-1994             10,102        10,033
  Jan-1995             10,258        10,172
  Feb-1995             10,432        10,324
  Mar-1995             10,489        10,367
  Apr-1995             10,597        10,462
  May-1995             10,844        10,694
  Jun-1995             10,908        10,769
  Jul-1995             10,935        10,780
  Aug-1995             11,010        10,844
  Sep-1995             11,071        10,892
  Oct-1995             11,179        10,996
  Nov-1995             11,299        11,098
  Dec-1995             11,398        11,187
  Jan-1996             11,501        11,273
  Feb-1996             11,418        11,183
  Mar-1996             11,383        11,143
  Apr-1996             11,371        11,124
  May-1996             11,378        11,123
  Jun-1996             11,474        11,211
  Jul-1996             11,514        11,238
  Aug-1996             11,542        11,260
  Sep-1996             11,666        11,392
  Oct-1996             11,824        11,527
  Nov-1996             11,937        11,607
  Dec-1996             11,907        11,591
  Jan-1997             11,961        11,642
  Feb-1997             11,980        11,661
  Mar-1997             11,951        11,631
  Apr-1997             12,065        11,727
  May-1997             12,152        11,805
  Jun-1997             12,245        11,894
  Jul-1997             12,422        12,058
  Aug-1997             12,406        12,033
  Sep-1997             12,520        12,138
  Oct-1997             12,634        12,241
  Nov-1997             12,660        12,247
  Dec-1997             12,755        12,334
  Jan-1998             12,903        12,464
  Feb-1998             12,901        12,460
  Mar-1998             12,950        12,503
  Apr-1998             13,010        12,559
  May-1998             13,086        12,622
  Jun-1998             13,152        12,679
  Jul-1998             13,213        12,737
  Aug-1998             13,336        12,872
  Sep-1998             13,520        13,007
  Oct-1998             13,551        12,999
  Nov-1998             13,587        13,019
  Dec-1998             13,641        13,051
  Jan-1999             13,717        13,081
  Feb-1999             13,669        13,035
  Mar-1999             13,778        13,105
  Apr-1999             13,836        13,154
  May-1999             13,819        13,122
  Jun-1999             13,862        13,165
  Jul-1999             13,891        13,192
  Aug-1999             13,922        13,225
  Sep-1999             14,024        13,327
  Oct-1999             14,074        13,363
  Nov-1999             14,114        13,412
  Dec-1999             14,135        13,438

Top Ten Holdings (as of December, 31, 1999)
--------------------------------------------------------------------------------
                                            % of               six months ago
                                        investments           % of investments
Federal National Mortgage Assoc.           4.5%                     4.8%
Banponce Corp.                             3.2%                     3.1%
Tenet Healthcare Corp.                     3.1%                     3.0%
Norfolk Southern Corp.                     3.1%                     3.0%
First Hawaiian, Inc.                       3.1%                     3.0%
MBNA America Bank N.A.                     3.1%                     3.0%
U.S. Treasury                              3.0%                     2.0%
Dial Corp.                                 3.0%                     2.9%
BankBoston Corp.                           2.9%                     2.8%
Donaldson, Lufkin & Jenrette, Inc.         2.8%                     2.8%
Average Annual Total Returns*
-------------------------------------------------------------------------------
                               Short-Term        Short-Term        MorningStar
                               Bond Fund      Bond Benchmark(1)    Peer Group+
                               ----------     -----------------    -----------
1 Year                           2.96%              3.62%             2.35%
3 Years                          5.05               5.88              5.27
5 Years                          6.02               6.95              6.50
Since Inception (5/1/94)         5.35               6.30              N/A
Fund Composition (as of December 31, 1999)
--------------------------------------------------------------------------------
Credit Quality                          Duration
--------------                          --------
Government Bonds         7.14%       less than 1 Year                18.90%
AAA                      7.65%          1-3 Years                    47.10%
AA                       2.08%          3-5 Years                    26.50%
A                       35.56%          5-10 Years                    5.00%
BBB                     41.43%       more than 10 Years               2.50%
BB                       6.14%
Below B                     0%
NR/NA                       0%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/13/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Short Term Bond investment style. Prior to May 1998 (concurrent with the Fund's strategy change), the peer group represents the Short Term Government Bond style.

(1) Short-Term Bond Index represents the Merrill Lynch 1-5 year Government
    Bond from May 1994 to April 1998 and 65% Lehman Brothers 1-3 year Corporate Index. 35% Lehman Brothers 1-3 year Government Index, May 1998 to present.

                                                       Inception: May 1, 1998
 Bond Index Fund
 Mellon Bond Associates, LLP                                   Gregory Curran

 The Fund continues to meet its investment objective: to match the performance of the Lehman Brothers Government Corporate Index, which includes only U.S. dollar-based, fixed-coupon debt from the U.S. Government and investment-grade corporations. Performance net of fees for the Fund was -0.65% for December, - 0.50% for the fourth quarter and 2.64% from inception. Corresponding returns for the benchmark were -0.61%, -0.41% and 2.96%. The fund uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 4,600 issues in the Index including price sensitivity, industry, and quality exposures. An indexed portfolio typically eliminates many risks associated with active management and has lower fees and expenses.
 The third quarter was a difficult one for the bond market as market yields rose steadily. From an economic perspective, the fourth quarter looked a lot like the third quarter. Any positive sentiment quickly faded as investors focused on the continued strength of the economy. Economic strength is often bad for bonds due to the increased potential for an increase in inflation. A string of economic releases on the heels of similar numbers in the third quarter led investors to expect at least one increase in key short-term rates by the Federal Reserve in the first part of 2000. As a result, the market's path of least resistance was toward higher yields. Mortgage and Corporate sectors performed better than U.S. Government issues, but all were hurt by the increase in yields.

                                    [GRAPH]

                                                   Inception: March 29, 1986
 Sovereign Bond Fund
 John Hancock Advisers, Inc.                                        James Ho

 During the quarter, the US economy remained robust, as consumer spending stayed strong, unemployment resided at a 30-year low, business productivity continued to rise and inflation remained tame. On November 16th, the Fed raised rates by 25 basis points for the third time since June, as the risk of higher inflation continued to be a threat. For the year overall, the bond market suffered its worst year since 1994 and its second worst year since 1973. Interest rates rose significantly across the yield curve (86-181bp) and both inflation fears and concerns of Y2K computer problems sent bond prices lower in 1999 causing poor performance in most sectors of the bond market.
 Despite rising interest rates, most spread sectors of the bond market narrowed during the fourth quarter of the year. Fortunately, new issue supply slowed as corporations' need to raise cash diminished and spreads began to tighten early in the fourth quarter, offsetting the negative effects of the rising yield curve. Investment grade corporate bonds outperformed Treasuries for both the quarter and year-to-date (roughly 174 bp on a duration-adjusted basis). During the quarter, high yield bonds were one of the best performing sectors, while mortgage backed and asset backed securities continued to perform well due to additional spread tightening. Emerging Markets were the top performing sector for the period (returning 10.7%) and year-to-date (returning 23.0%), despite continued volatility and limited liquidity.
 During the quarter, the Fund gained 0.15%, outperforming the index at (0.12%). Year-to-date the Fund performed well on a relative basis returning (.94%), outperforming the index return of (1.87%). Given the poor performance in Treasuries during the quarter, our underweight position in this sector relative to the benchmark contributed positively to performance results. In addition, the Fund's higher exposure to corporate bonds and asset backed securities also contributed to positive performance results.

                                    [GRAPH]

                            Historical Fund Return

            Sovereign  Sovereign Bond                 Sovereign  Sovereign Bond
Date        Bond Fund    Benchmark(1)     Date        Bond Fund    Benchmark(1)
12/29/89     10,000        10,000         01/31/96      17,507        17,393
01/31/90      9,876         9,863         02/29/96      17,170        17,025
02/28/90      9,902         9,885         03/29/96      17,066        16,882
03/30/90      9,912         9,886         04/30/96      16,979        16,765
04/30/90      9,858         9,795         05/31/96      16,975        16,737
05/31/90     10,068        10,079         06/28/96      17,147        16,961
06/29/90     10,204        10,242         07/31/96      17,202        17,000
07/31/90     10,309        10,369         08/30/96      17,215        16,959
08/31/90     10,214        10,219         09/30/96      17,526        17,261
09/28/90     10,279        10,304         10/31/96      17,899        17,663
10/31/90     10,407        10,441         11/29/96      18,180        17,988
11/30/90     10,587        10,668         12/31/96      18,119        17,788
12/31/90     10,741        10,829         01/31/97      18,186        17,810
01/31/91     10,828        10,951         02/28/97      18,272        17,847
02/28/91     10,961        11,045         03/31/97      18,079        17,635
03/28/91     11,061        11,121         04/30/97      18,325        17,892
04/30/91     11,223        11,249         05/30/97      18,531        18,059
05/31/91     11,306        11,302         06/30/97      18,774        18,275
06/28/91     11,315        11,289         07/31/97      19,337        18,835
07/31/91     11,437        11,432         08/29/97      19,148        18,624
08/30/91     11,696        11,694         09/30/97      19,458        18,916
09/30/91     11,934        11,939         10/31/97      19,626        19,219
10/31/91     12,051        12,045         11/28/97      19,734        19,321
11/27/91     12,151        12,166         12/31/97      19,950        19,523
12/31/91     12,530        12,576         01/31/98      20,223        19,799
01/31/92     12,409        12,389         02/27/98      20,206        19,759
02/28/92     12,441        12,455         03/31/98      20,321        19,820
03/31/92     12,410        12,387         04/30/98      20,420        19,919
04/30/92     12,490        12,461         05/29/98      20,602        20,133
05/29/92     12,699        12,703         06/30/98      20,799        20,338
06/30/92     12,864        12,889         07/31/98      20,838        20,354
07/31/92     13,174        13,219         08/31/98      21,043        20,751
08/31/92     13,317        13,337         09/30/98      21,525        21,345
09/30/92     13,497        13,518         10/30/98      21,324        21,193
10/30/92     13,332        13,312         11/30/98      21,529        21,320
11/30/92     13,291        13,300         12/31/98      21,592        21,371
12/31/92     13,490        13,528         01/29/99      21,791        21,523
01/29/93     13,731        13,823         02/26/99      21,344        21,011
02/26/93     14,016        14,111         03/31/99      21,496        21,116
03/31/93     14,094        14,159         04/30/99      21,564        21,169
04/30/93     14,181        14,268         05/28/99      21,331        20,951
05/28/93     14,175        14,261         06/30/99      21,277        20,886
06/30/93     14,465        14,584         07/30/99      21,234        20,827
07/30/93     14,587        14,678         08/31/99      21,192        20,811
08/31/93     14,896        15,015         09/30/99      21,381        20,998
09/30/93     14,969        15,068         10/29/99      21,425        21,076
10/29/93     14,985        15,130         11/30/99      21,500        21,073
11/30/93     14,873        14,959         12/31/99      21,389        20,972
12/31/93     14,942        15,024
01/31/94     15,160        15,250
02/28/94     14,882        14,917
03/31/94     14,567        14,552
04/29/94     14,436        14,431
05/31/94     14,411        14,405
06/30/94     14,397        14,372
07/29/94     14,630        14,659
08/31/94     14,666        14,665
09/30/94     14,495        14,444
10/31/94     14,471        14,428
11/30/94     14,444        14,402
12/30/94     14,558        14,497
01/31/95     14,836        14,775
02/28/95     15,191        15,118
03/31/95     15,309        15,219
04/28/95     15,531        15,431
05/31/95     16,198        16,078
06/30/95     16,338        16,206
07/31/95     16,268        16,143
08/31/95     16,456        16,350
09/29/95     16,621        16,516
10/31/95     16,891        16,759
11/30/95     17,143        17,036
12/29/95     17,404        17,286

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                              % of             six months ago
                                           investments        % of investments
Government National Mortgage Assoc.           20.8%                 6.0%
U.S. Treasury                                 17.3%                26.5%
Federal National Mortgage Assoc.               9.8%                 2.4%
UCFC Home Equity Loan                          1.4%                 1.8%
GMAC Commercial Mortgage Securities Inc.       1.3%                 1.3%
Federal Home Loan Mortgage Corp.               1.2%                 1.2%
Hydro-Quebec                                   1.0%                 1.0%
Texas New Mexico Power Co.                     1.0%                 1.0%
Amresco Residential Securities                 0.9%                 0.9%
Ford Motor Credit Co.                          0.8%                 0.4%

Average Annual Total Returns*
------------------------------------------------------------------------------
                                Sovereign Bond   Sovereign Bond   MorningStar
                                    Fund          Benchmark(1)    Peer Group+
                                --------------   --------------   -----------
 1 Year                              -0.94%          -1.87%           -0.54%
 3 Years                              5.69            5.64             5.11
 5 Years                              8.00            7.66             7.52
10 Years                              7.90            7.69             7.50

Fund Composition (as of December 31, 1999)
------------------------------------------------------------------------------
Credit Quality                              Duration
--------------                              --------
Government Bonds          46.83%            Less than 1 Year       5.90%
AAA                       11.89%            1-3 Years             10.44%
AA                         5.41%            3-5 Years              8.21%
A                          7.85%            5-10 Years            26.24%
BBB                       13.93%            More than 10 Years    49.21%
BB                          6.5%
B                           6.7%
Below B                    0.36%
NR/NA                      0.52%

(1) The Sovereign Bond Benchmark represents the Lehman Brothers
    Government/Corporate Bond Index from April 1986 to September 1999 and Lehman Brothers Aggregate Bond Index from October 1999 to present.

* Total returns are for the period ended December 31, 1999, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-
accounts within the Morningstar variable universe having an Intermediate
    Bond investment style.

                                                       Inception: May 1, 1996
 Global Bond Fund (Formerly Strategic Bond Fund)
 J.P. Morgan Investment Management, Inc.                         David Gibbon

 Bond yields rose sharply in the U.S. and Europe as the Fed, Bank of England and ECB tightened policy in response to improving global growth and rising input prices. At the same time, Japanese bond yields fell through the quarter as domestic investors questioned the improvement in growth prospects and debt supply fears and extended along the yield curve. Liquidity conditions improved through the quarter as Y2K fears abated and investors cautiously returned to the credit markets. New issuance declined throughout the quarter to a near halt in December.
 We continue to hold a short-duration bias, adding value in the rising interest rate environment. Country selection continues to hinder the portfolio's performance, as we concentrated the portfolio's duration underweight in Japan. With the exception of non-EMU Europe, Japan was the best performing region in the fixed income index during the fourth quarter.
 Our currency management was a drag on excess return, as we elected to leave a portion of our euro holdings unhedged early in the quarter. From mid-October to early December the euro declined in value by 9% relative to the US dollar. The portfolio maintains full currency hedges on yen-denominated assets. After a difficult third quarter, corporate spreads narrowed sharply in the fourth quarter, as concerns about a Y2K liquidity meltdown eased. Our allocation to non-government bonds added value relative to the index.
 With little sign of any material slowing in U.S. growth (aside from some moderation in the construction sector), continued improvement in the Japanese economy, and the rebound in European business confidence, bond markets lack fundamental support going into 2000. In the U.S., strong business and consumer confidence, a robust equity market and very buoyant labour market suggest the need for additional Fed policy tightening. Rapid monetary growth and credit expansion, together with the unprecedented external deficit, imply the need to slow the economy to a more sustainable pace, even in the absence of any significant consumer price pressures. The market discounts an insufficient amount of tightening this year in order to slow the economy to an acceptable pace.

                                    [GRAPH]

                            Historical Fund Return

Date                Global Bond Fund         Global Bond Benchmark(1)
04/30/96                 10,000                       10,000
05/31/96                  9,983                       10,002
06/28/96                 10,068                       10,123
07/31/96                 10,103                       10,162
08/30/96                 10,112                       10,183
09/30/96                 10,297                       10,370
10/31/96                 10,490                       10,586
11/29/96                 10,674                       10,775
12/31/96                 10,671                       10,703
01/31/97                 10,723                       10,762
02/28/97                 10,755                       10,799
03/31/97                 10,634                       10,695
04/30/97                 10,761                       10,844
05/30/97                 10,871                       10,936
06/30/97                 11,021                       11,080
07/31/97                 11,262                       11,348
08/29/97                 11,194                       11,279
09/30/97                 11,396                       11,454
10/31/97                 11,459                       11,597
11/28/97                 11,518                       11,658
12/31/97                 11,637                       11,784
01/01/98                 11,774                       11,937
02/27/98                 11,795                       11,956
03/31/98                 11,844                       12,013
04/30/98                 11,899                       12,076
05/29/98                 12,012                       12,203
06/30/98                 12,101                       12,294
07/31/98                 12,133                       12,342
08/31/98                 12,315                       12,554
09/30/98                 12,624                       12,848
10/30/98                 12,538                       12,792
11/30/98                 12,639                       12,882
12/31/98                 12,702                       12,907
01/29/99                 12,811                       13,016
02/26/99                 12,564                       12,823
03/31/99                 12,667                       12,914
04/30/99                 12,704                       12,986
05/28/99                 12,577                       12,908
06/30/99                 12,446                       12,762
07/30/99                 12,562                       12,736
08/31/99                 12,512                       12,750
09/30/99                 12,435                       12,815
10/29/99                 12,430                       12,841
11/30/99                 12,454                       12,884
12/31/99                 12,428                       12,983

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                     % of              six months ago
                                  investments         % of investments
Government of France                 16.1%                  6.9%
U.S. Treasury                        14.4%                 14.1%
Federal National Mortgage Assoc.      7.5%                  4.8%
Government of Japan                   7.0%                  4.7%
U.K. Treasury                         5.3%                  7.2%
Repsol International Finance          5.0%                  5.1%
Government of Netherlands             4.8%                  5.1%
Government of Sweden                  4.5%                  4.6%
Government of Spain                   3.2%                  N/A
Standard Credit Card Master Trust     3.1%                  N/A

Average Annual Total Returns*
------------------------------------------------------------------------------
                                  Global Bond     Global Bond     MorningStar
                                     Fund         Benchmark(1)    Peer Group+
                                  -----------     ------------    -----------
1 Year                              -2.16%             .59%         -1.44%
3 Years                              5.21             6.65           4.62
Since Inception (5/1/96)             6.10             7.38           N/A

Fund Composition (as of December 31, 1999)
------------------------------------------------------------------------------
Credit Quality                         Duration
--------------                         --------
Government Bonds           50.08%      Less than 1 Year      4.80%
AAA                        30.00%      1-3 Years            16.85%
AA                         13.14%      3-5 Years            22.67%
A                           3.02%      5-10 Years           34.60%
BBB                         3.76%      More than 10 Years   21.08%
Below BB                       0%
NR/NA                          0%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(1) Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-
US Government Bond Index, Hedged, from May 1996 to April 1999 and the J.P. Morgan Global Bond Index (Hedged) thereafter.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Reprsents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a General Bond Intermediate High Quality investment style and an International Bond investment style. The peer group represents a 35% weighting of the General Bond Intermediate High Quality style and a 65% weighting of the International Bond style. Prior to May 1999 (concurrent with the Fund's strategy change), the peer group represents a 75% weighting of the General Bond Intermediate High Quality style and a 25% weighting of the International Bond style.

                                                       Inception: May 1, 1998
 High-Yield Bond Fund
 Wellington Management Company, LLP                     Crawford/Smith/McEvoy

 In the fourth quarter, the US high yield market (as measured by the Lehman High Yield Index) gained 1.63%. This performance exceeded the -0.1% return of investment grade bonds as measured by the Lehman Brothers Aggregate Index. The superior return came from the tightening of the spread of high yield issues versus 10-year Treasury issues. During the quarter, the Fund advanced 3.30% compared to a 1.63% return of the Lehman High Yield Index. Since inception, on April 30, 1998, the Fund returned 1.19%, which compares favorably to the 0.31% return of the Lehman HY Index.
 While rising yields on US Treasuries hurt investment grade bonds during the quarter, high yield bonds held steady for a number of reasons. First, a strong US equity market served to create a wind at the back of the high yield market. Second, outflows in high yield mutual funds subsided during the quarter. Finally, high yield default rates declined sequentially for the second straight quarter from their peak levels in the second quarter.
 The Fund's average quality rating remained at B2 compared to B1 for the Lehman HY Index. Within high yield, lower quality ("B" rated) bonds outperformed higher quality ("BB" rated) bonds in the fourth quarter, and on a full-year basis.
 During the quarter, we continued to favor the telecommunication and media and entertainment sectors as we believe these areas are experiencing the most secular growth. We continue to invest in companies which derive most of their revenues from within the United States. Also, given the longevity of the current U.S. economic cycle, we continue to favor companies with an underlying secular growth trend as opposed to mature, cyclical companies.

                                    [GRAPH]

                            Historical Fund Return

Date            High-Yield Bond Fund        L/B High-Yield Bond Index
04/01/98              10,000                         10,000
05/31/98               9,987                         10,035
06/30/98              10,028                         10,071
07/31/98              10,075                         10,128
08/31/98               9,309                          9,569
09/30/98               9,280                          9,613
10/31/98               9,120                          9,415
11/30/98               9,802                          9,806
12/31/98               9,702                          9,817
01/31/99               9,819                          9,963
02/28/99               9,884                          9,904
03/31/99              10,062                          9,999
04/30/99              10,214                         10,192
05/31/99               9,992                         10,054
06/30/99               9,989                         10,033
07/31/99               9,993                         10,073
08/31/99               9,925                          9,962
09/30/99               9,874                          9,890
10/31/99               9,806                          9,825
11/30/99              10,090                          9,940
12/31/99              10,200                         10,052

Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                                   % of        six months ago
                                               Investments    % of Investments
Nextel Communcations, Inc.                         2.5%              2.3%
GCI, Inc.                                          2.0%              1.4%
EchoStar DBS Corp.                                 1.9%              2.0%
Lin Holdings Corp.                                 1.7%              1.8%
Duane Reade, Inc.                                  1.7%              1.8%
NTL Communications Corp.                           1.7%              1.8%
Lyondell Chemical Co.                              1.7%              1.8%
Intermedia Communication, Inc.                     1.6%              1.7%
P&L Coal Holdings Corp.                            1.6%              1.7%
Fairchild Semiconductor Corp.                      1.5%              1.2%

Average Annual Total Returns*
------------------------------------------------------------------------------
                          High-Yeild         L/B High-Yeild      Morning Star
                           Bond Fund           Bond Index         Peer Group+
                          ----------         --------------      ------------
1 Year                      5.13%                  2.39%             4.05%
Since Inception(5/1/98)     1.19                    .31               N/A

Fund Composition (as of December 31, 1999)
------------------------------------------------------------------------------
Credit Quality                            Duration
--------------                            --------

Government Bonds           0%             Less than 1 Year              10.10%
AAA                        0%             1-3 Years                      1.70%
AA                         0%             3-5 Years                      9.20%
A                          0%             5-10 Years                    76.30%
BBB                      0.7%             Greater than 10 Years          1.60%
BB                      19.1%             Equity/Other                   1.10%
B                       76.6%
Below B                  1.7%
NR/NA                    1.9%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that share, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable seperate accounts and variable products, all of which vary to a considerable extent and are described in your prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a High Yield investment style.

                                                    Inception: March 29, 1986
 Managed Fund
 Independence Investment Associates, Inc.              John Forelli/Jeff Saef

 Your balanced Fund returned a solid 7.41% during the fourth quarter of 1999. The strong equity markets led your performance gain. Your account also returned a strong 9.10% for the year despite a bond market that declined for all of 1999. The equity portion led your performance gain with a fourth quarter return of 12.37% and a 1999 return of 16.37%. Stocks that performed well during the quarter included Citigroup, Marsh & McLennan and Home Depot. We remain focused on finding cheap stocks with improving fundamentals and controlling risk in your Fund during this period of excessive valuation. On the fixed income side, your Fund beat the bond market (Lehman Aggregate Bond Index) by a strong 0.45% in the fourth quarter as corporate, mortgage and international bonds performed quite well. Asset Allocation remained at an approximate 60% Equity/40% Fixed Income mix throughout the quarter.
 The equity and fixed income markets went in opposite directions during 1999. Equity investors remain enamored with the strong economic environment, the free spending consumer and low inflation. Bond investors continue to be fearful of Fed interest rate hikes, low unemployment and wage pressures. We are focusing on both strong S&P 500 earnings growth and the seemingly excessive valuation of technology stocks in the market today. On balance, we believe the current environment bodes well for a continued strong stock market next year, as money flows should pick up now that Y2K is behind us. We also expect that broader economic growth and greater earnings breadth should lead to a wider participation in market leadership. We also believe the bond market could rally nicely once Fed rate increases are behind us sometime during the second quarter of 2000.

                                    [GRAPH]

                            Historical Fund Return

              Managed      Managed                    Managed      Managed
Date           Fund      Benchmark(1)   Date           Fund      Benchmark(1)
12/29/89      10,000        10,000      01/31/95      15,211        15,265
01/31/90       9,629         9,596      02/28/95      15,667        15,739
02/28/90       9,669         9,668      03/31/95      15,871        16,024
03/30/90       9,780         9,796      04/28/95      16,224        16,369
04/30/90       9,599         9,630      05/31/95      16,846        17,035
05/31/90      10,086        10,239      06/30/95      17,093        17,303
06/29/90      10,228        10,286      07/31/95      17,364        17,558
07/31/90      10,330        10,334      08/31/95      17,572        17,694
08/31/90       9,847         9,792      09/29/95      18,093        18,155
09/28/90       9,641         9,592      10/31/95      18,129        18,256
10/31/90       9,686         9,638      11/30/95      18,711        18,809
11/30/90      10,117        10,053      12/29/95      18,976        19,121
12/31/90      10,415        10,267      01/31/96      19,268        19,509
01/31/91      10,709        10,551      02/29/96      19,188        19,396
02/28/91      11,126        10,974      03/29/96      19,210        19,407
03/28/91      11,286        11,143      04/30/96      19,249        19,483
04/30/91      11,340        11,223      05/31/96      19,479        19,718
05/31/91      11,629        11,489      06/28/96      19,665        19,890
06/28/91      11,327        11,220      07/31/96      19,234        19,471
07/31/91      11,596        11,553      08/30/96      19,399        19,654
08/30/91      11,873        11,822      09/30/96      20,008        20,381
09/30/91      11,907        11,849      10/31/96      20,495        20,898
10/31/91      12,056        11,981      11/29/96      21,282        21,883
11/27/91      11,893        11,799      12/31/96      21,010        21,547
12/31/91      12,704        12,672      01/31/97      21,507        22,229
01/31/92      12,507        12,460      02/28/97      21,582        22,342
02/28/92      12,595        12,573      03/31/97      21,079        21,745
03/31/92      12,433        12,415      04/30/97      21,649        22,552
04/30/92      12,696        12,633      05/30/97      22,277        23,350
05/29/92      12,877        12,790      06/30/97      22,880        24,010
06/30/92      12,915        12,791      07/31/97      24,174        25,331
07/31/92      13,275        13,212      08/29/97      23,490        24,485
08/31/92      13,174        13,138      09/30/97      24,278        25,348
09/30/92      13,339        13,303      10/31/97      24,037        25,127
10/30/92      13,215        13,225      11/28/97      24,612        25,775
11/30/92      13,478        13,442      12/31/97      24,942        26,132
12/31/92      13,684        13,645      01/31/98      25,219        26,454
01/29/93      13,859        13,844      02/27/98      26,363        27,577
02/26/93      14,070        14,081      03/31/98      27,338        28,459
03/31/93      14,324        14,257      04/30/98      27,524        28,688
04/30/93      14,110        14,137      05/29/98      27,434        28,501
05/28/93      14,322        14,324      06/30/98      28,205        29,292
06/30/93      14,536        14,510      07/31/98      27,914        29,130
07/30/93      14,519        14,523      08/31/98      25,300        26,793
08/31/93      15,011        14,966      09/30/98      26,169        28,073
09/30/93      15,069        14,937      10/30/98      27,562        29,384
10/29/93      15,243        15,119      11/30/98      28,713        30,519
11/30/93      15,098        14,963      12/31/98      30,034        31,611
12/31/93      15,272        15,088      01/29/99      30,490        32,494
01/31/94      15,628        15,454      02/26/99      29,660        31,661
02/28/94      15,214        15,077      03/31/99      30,292        32,490
03/31/94      14,768        14,564      04/30/99      31,164        33,287
04/29/94      14,844        14,598      05/28/99      30,672        32,698
05/31/94      14,846        14,704      06/30/99      31,761        33,745
06/30/94      14,699        14,506      07/30/99      31,095        33,057
07/29/94      15,030        14,891      08/31/99      30,900        32,952
08/31/94      15,263        15,197      09/30/99      30,508        32,563
09/30/94      14,941        14,899      10/29/99      31,688        33,847
10/31/94      15,007        15,061      11/30/99      31,891        34,259
11/30/94      14,775        14,771      12/31/99      32,768        35,404
12/30/94      14,931        14,928

Top Ten Holdings (as of December 31,1999)
------------------------------------------------------------------------------
                                                   % of        six months ago
                                               investments    % of investments
Federal National Mortgage Assoc.                   9.6%              9.2%
Microsoft Corp.                                    3.0%              2.7%
Government National Mortgage Assoc.                3.0%              3.9%
General Electric Co.                               2.7%              2.3%
U.S. Treasury                                      2.7%              5.3%
Cisco Systems, Inc.                                2.2%              1.2%
Citigroup, Inc.                                    1.9%              2.0%
MCI WorldCom, Inc.                                 1.8%              1.5%
Intel Group.                                       1.5%              1.5%
Time Warner, Inc.                                  1.3%              1.6%

Average Annual Total Returns*
------------------------------------------------------------------------------
                          Managed               Managed          Morning Star
                           Fund               Benchmark(1)        Peer Group+
                          -------             ------------       -------------
 1 Year                    9.10%                 12.00%               9.58%
 3 Years                  15.97                  18.00               14.17
 5 Years                  17.02                  18.85               15.96
10 Years                  12.60                  13.48               12.01

Top Ten Sectors (as of December 31,1999)
------------------------------------------------------------------------------
                         % of                                           %of
                     investments                                    investments
Governmental            20.7%             Healthcare                    6.2%
Technology              18.8%             Consumer Cyclical             5.4%
Financial               18.2%             Retail                        4.4%
Capital Equipment        8.5%             Energy                        3.9%
Utility                  7.0%             Consumer Staple               2.7%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable seperate accounts and variable products, all of which vary to a considerable extent and are described in your prospectus.

(1) The Managed Benchmarked Represents 50% S&P 500/50% Lehman Brothers Government/Corporate Bond from April 1986 to December 1997 than 60% S&P 500/40% Lehman Brothers Government/Corporate Bond from 1998 to April 1998 and now 60% S&P 500/40% Lehman Brothers Aggregate Bond from May 1998 to present.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar Variable universe Domestic Hybrid investment style.

                                                   Inception: August 31, 1999
 Aggressive Balanced Fund
 Independence Investment Associates Inc.                   J. Forelli/J. Saef

 Your balanced Fund returned a strong 8.94% during the fourth quarter of 1999. The strong equity markets led your performance gain. The equity portion led your performance gain with a fourth quarter return of 12.25%. Your Fund had particularly good performance in financial and healthcare stocks including Citigroup, Kansas City Southern Industries (owner of Janus Mutual Funds), Genentech and Warner Lambert. We avoided many technology stocks trading in excess of 50 times earnings, as we did not believe their future earnings growth justified those valuations. We remain focused on finding cheap stocks with improving fundamentals and controlling risk in your Fund during this period of excessive valuation. On the fixed income side, your Fund beat the bond market (Lehman Aggregate Bond Index) by a 0.11% in the fourth quarter as corporate and mortgage bonds performed quite well. Asset Allocation remained at an approximate 75% Equity/25% Fixed Income mix throughout the quarter.
 The equity and fixed income markets went in opposite directions during 1999. Equity investors remain enamored with the strong economic environment, the free spending consumer and low inflation. Bond investors continue to be fearful of Fed interest rate hikes, low unemployment and wage pressures. We are focusing on both strong S&P 500 earnings growth and the seemingly excessive valuation of technology stocks in the market today. On balance, we believe the current environment bodes well for a continued strong stock market next year, as money flows should pick up now that Y2K is behind us. We also expect that broader economic growth and greater earnings breadth should lead to a wider participation in market leadership. We also believe the bond market could rally nicely once Fed rate increases are behind us sometime during the second quarter of 2000.

                                    [GRAPH]

                            Historical Fund Return

Date             Aggressive Balanced Fund       Aggressive Balanced Benchwork
 8/31/99                 10,000                           10,000
 9/30/99                  9,830                            9,823
10/31/99                 10,274                           10,299
11/30/99                 10,383                           10,456
12/31/99                 10,709                           10,905
Top Ten Holdings (as of December 31, 1999)
------------------------------------------------------------------------------
                                                  % of          six months ago
                                               Investments    % of Investments
Federal National Mortage Assoc.                    8.3%              N/A
U.S. Treasury                                      6.1%              N/A
Microsoft Corp.                                    4.0%              N/A
Cisco Systems, Inc.                                2.8%              N/A
Citigroup, Inc.                                    2.7%              N/A
General Electric Co.                               2.4%              N/A
Government National Mortgage Assoc.                2.2%              N/A
MCI WorldCom, Inc.                                 1.9%              N/A
Intel Corp.                                        1.8%              N/A
International Business Machines Corp.              1.7%              N/A
Average Annual Total Returns*
------------------------------------------------------------------------------
                           Aggressive Balanced     Aggressive Balanced
                                  Fund                  Benchmark
                           -------------------     -------------------
Since Inception (8/31/99)         7.09%                    9.05%
Top Ten Sectors (as of December 31, 1999)
------------------------------------------------------------------------------
                         % of                                          %of
                     Investments                                   Investments
Technology              22.9%             Health Care                  7.3%
Govermental             16.6%             Retail                       5.9%
Financial               14.1%             Consumer Cyclical            4.5%
Capital Equipment        9.5%             Energy                       4.2%
Utility                  8.2%             Basic Material               3.0%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns principal value of fund shares will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable seperate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

                                                       Inception: May 1, 1996
 International Balanced Fund
 Brinson Partners, Inc.                                       Management Team

 The International Balanced Fund provided a 6.3% return for the fourth quarter, which lagged the Fund's benchmark return of 10.5%. The calendar year return for the Fund was 5.1%, versus the benchmark return of 15.4%.
 The international equity markets were strong in the final months of 1999, lead by growth stocks primarily in the technology and telecommunication sector. The technology explosion was not limited to the U.S. market, and many developed markets such as Japan and the U.K. were driven by the industry move. In general, international equity markets performed well for the year, as the global bond market returns were much weaker due to central banks' concern for future inflation. The allocation decision to underweight equities and overweight bonds was the single greatest detractor from the Fund's overall performance for the year. In spite of the increase in long-term discount rates and high market volatility, outperformance occurred in the most "aggressive" sectors of the equity markets. The price/earning multiples on the class of high growth companies has expanded further, while the debt market reflects market uncertainty, as evidenced by widening treasury yield spreads. The Fund is defensively positioned, as we remain wary of the disconnect between bonds and equities.
 For the calendar year, the Asian equity markets were the best performers, and the portfolio benefited from the overweight in Japan. Stocks that performed well in the portfolio included Nokia, Sony, Fanuc and Toyota. The consistently best performing industries across all equity markets were electronics and telecommunications, which also coincides with our view that they are the most expensive.
 Within the Fund, we continue to emphasize non-U.S. bond markets over equities. Our conservative approach to global capital markets was not rewarded in 1999, but our conviction has not faltered. There is an equity bubble in a sector of the economy related to the "new era" technology, and increasing evidence suggests that the equity markets are ripe for a correction.

                                    [GRAPH]

                            Historical Fund Return

                        International          International Balanced
Date                    Balanced Fund          Composite Benchmrk (1)
04/30/96                   10,000                     10,000
05/31/96                    9,992                      9,890
06/30/96                   10,055                      9,940
07/31/96                    9,956                      9,847
08/31/96                   10,007                      9,898
09/30/96                   10,257                     10,066
10/31/96                   10,315                     10,082
11/30/96                   10,678                     10,396
12/31/96                   10,673                     10,278
01/31/97                   10,509                      9,927
02/28/97                   10,624                      9,983
03/31/97                   10,568                      9,964
04/30/97                   10,507                      9,934
05/31/97                   11,089                     10,489
06/30/97                   11,433                     10,896
07/31/97                   11,471                     10,928
08/31/97                   10,986                     10,411
09/30/97                   11,470                     10,879
10/31/97                   11,127                     10,433
11/30/97                   10,967                     10,260
12/31/97                   10,955                     10,287
01/31/98                   11,195                     10,599
02/28/98                   11,630                     11,099
03/31/98                   11,808                     11,269
04/30/98                   11,952                     11,412
05/31/98                   11,952                     11,366
06/30/98                   11,915                     11,383
07/31/98                   11,962                     11,437
08/31/98                   11,270                     10,597
09/30/98                   11,435                     10,644
10/31/98                   12,221                     11,534
11/30/98                   12,443                     11,832
12/31/98                   12,925                     12,239
01/31/99                   12,914                     12,171
02/28/99                   12,390                     11,823
03/31/99                   12,558                     12,148
04/30/99                   12,778                     12,482
05/31/99                   12,313                     11,979
06/30/99                   12,412                     12,180
07/31/99                   12,785                     12,559
08/31/99                   12,772                     12,609
09/30/99                   12,781                     12,783
10/31/99                   12,912                     13,099
11/30/99                   12,992                     13,333
12/31/99                   13,586                     14,127


Top Ten Holdings (as of December 31,1999)
------------------------------------------------------------------------------
                                                  % of         six months ago
                                               investments    % of investments
Government of France                               5.9%              6.8%
Government of Japan                                5.0%              N/A
Government of Canada                               4.4%              4.4%
Government of Sweden                               4.0%              3.3%
U.K. Treasury                                      3.8%              4.6%
Queensland Treasury Corp.                          3.2%              4.5%
Government of Netherlands                          3.0%              N/A
Kingdom of Denmark                                 2.6%              3.1%
Government of Spain                                2.2%              5.2%
Treuhandansalt                                     1.8%              4.1%

Average Annual Total Returns*
------------------------------------------------------------------------------
                 International Balanced  International Balanced  Morning Star
                         Fund             Composite Benchmark(1)  Peer Group+
                 ----------------------  ----------------------- -------------
1 Year                   5.11%                     15.42%             11.14%
3 Years                  8.38                      11.19              11.05
Since Inception          8.71                       9.88              N/A
(5/1/96)

Top Ten Countries (as of December 31,1999)
------------------------------------------------------------------------------
                         % of                                          %of
                     investments                                   investments
Japan                   24.7%             Netherlands                  5.8%
United Kingdom          13.9%             Canada                       5.5%
France                  11.5%             Australia                    4.9%
Germany                 10.5%             Spain                        4.0%
Sweden                   6.1%             Italy                        3.3%

* Total returns are for the period ended December 31, 1999. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency flucations, political instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable seperate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.

(1) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes.

     There are special risks associated with international investing, including currency flucatations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.

+ Source: MorningStar, Inc. Data as of 12/31/99. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar Variable universe having an International Hybrid Investment style.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                              Large Cap   Fundamental   Aggressive Sovereign     Emerging    International Global   International
                                Growth   Mid Cap Growth  Balanced    Bond     Markets Equity Equity Index  Equity      Equity
                              ---------- -------------- ---------- ---------  -------------- ------------- -------  -------------
ASSETS
Long Term Investments
at cost...............        $1,004,671     $6,582      $11,003   $824,197      $22,691       $178,516    $17,019     $ 9,913
Net unrealized
appreciation/(depreciation)
of investments........           370,609      2,179          615    (23,838)       8,286         55,864      4,184       1,953
Short-Term Investments
at market.............             6,510        329        1,268     81,840        1,191          8,974        995         300
                              ----------     ------      -------   --------      -------       --------    -------     -------
 Total Investments....         1,381,790      9,090       12,886    882,199       32,168        243,354     22,198      12,166
Cash..................                           57                                  236                       126         261
Receivable for:
 Investments sold.....                           84                                                 288
 Fund shares sold.....                            3          136        149          500            178         19
 Interest.............                                        32     12,643
 Dividends............               780                       5                      20            237         31           9
 Futures contracts
 margin...............                                                   43                          15
 Foreign currency
 sold.................
 Unrealized
 appreciation in
 forward foreign
 currency contracts...
 Other assets.........
                              ----------     ------      -------   --------      -------       --------    -------     -------
 TOTAL ASSETS.........         1,382,570      9,234       13,059    895,034       32,924        244,072     22,374      12,436
LIABILITIES
Payables for:
 Investments
 purchased............                           57        1,172     44,616          177                        57
 Fund shares
 purchased............                28
 Foreign currency
 purchased............
 Future contracts
 daily variation......
 Unrealized
 depreciation in
 forward foreign
 currency contracts...                                                                                9
 Other liabilities....                69          2            4        132          151             46          6           6
                              ----------     ------      -------   --------      -------       --------    -------     -------
 TOTAL LIABILITIES....                97         59        1,176     44,748          328             55         63           6
                              ----------     ------      -------   --------      -------       --------    -------     -------
NET ASSETS............        $1,382,473     $9,175      $11,883   $850,286      $32,596       $244,017    $22,311     $12,430
                              ==========     ======      =======   ========      =======       ========    =======     =======
Shares of beneficial
interest outstanding..            50,580        636        1,119     93,200        2,658         12,421      1,839       1,040
                              ----------     ------      -------   --------      -------       --------    -------     -------
Net asset value per
share.................        $    27.33     $14.42      $ 10.62   $   9.12      $ 12.26       $  19.64    $ 12.13     $ 11.95
                              ==========     ======      =======   ========      =======       ========    =======     =======
Composition of net
assets:
 Capital Paid in......           975,081      6,737       11,230    899,353       24,679        188,296     18,475      10,447
 Accumulated net
 realized gain/(loss)
 on investments.......            36,660        259           34    (26,833)        (212)          (502)      (345)         10
 Undistributed/(distributions
 in excess of) net
 investment income....               123                       4      1,427          (15)            (7)        (3)          0
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments..........           370,609      2,179          615    (23,838)       8,286         55,864      4,184       1,953
 Foreign currency
 translation..........                                                              (142)           (23)
 Futures contracts....                                                  177                         389                     20
                              ----------     ------      -------   --------      -------       --------    -------     -------
Net Assets............        $1,382,473     $9,175      $11,883   $850,286      $32,596       $244,017    $22,311     $12,430
                              ==========     ======      =======   ========      =======       ========    =======     =======

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                               Small Cap  International Mid Cap  Mid Cap Large Cap  Large Cap  Large/Mid  Money
                                Growth      Balanced     Growth   Blend    Value    Value CORE Cap Value  Market
                               ---------  ------------- -------- ------- ---------  ---------- --------- --------
ASSETS
Long Term Investments at
cost.........................  $119,627      $27,817    $272,924 $5,372  $145,337     $5,646    $5,667
Net unrealized
appreciation/(depreciation)
of investments...............    58,683        2,272     170,352    306     4,109         70       221
Short-Term Investments at
market.......................       978          829       9,398    125     6,345        500       216   $449,739
                               --------      -------    -------- ------  --------     ------    ------   --------
 Total Investments...........   179,288       30,918     452,674  5,803   155,791      6,216     6,104    449,739
Cash.........................       362          567          21                         130                    1
Receivable for:
 Investments sold............     1,364            2          18                                    40
 Fund shares sold............       409            1         356      3                   19        42      1,616
 Interest....................                    247
 Dividends...................        21           23           1      6       291          7         8
 Futures contracts margin....                                                              1
 Foreign currency sold.......
 Unrealized appreciation in
 forward foreign currency
 contracts...................
 Other assets................
                               --------      -------    -------- ------  --------     ------    ------   --------
 TOTAL ASSETS................   181,444       31,758     453,070  5,812   156,082      6,373     6,194    451,356
LIABILITIES
Payables for:
 Investments purchased.......     1,830          109                          157                   91
 Fund shares purchased.......                                                  20
 Foreign currency purchased..
 Future contracts daily
 variation...................
 Unrealized depreciation in
 forward foreign currency
 contracts...................                     63
 Other liabilities...........        44            9         133      2        56          2         2        121
                               --------      -------    -------- ------  --------     ------    ------   --------
 TOTAL LIABILITIES...........     1,874          181         133      2       233          2        93        121
                               --------      -------    -------- ------  --------     ------    ------   --------
NET ASSETS...................  $179,570      $31,577    $452,937 $5,810  $155,849     $6,371    $6,101   $451,235
                               ========      =======    ======== ======  ========     ======    ======   ========
Shares of beneficial interest
outstanding..................     9,394        2,950      15,496    543    11,552        627       586     45,124
                               --------      -------    -------- ------  --------     ------    ------   --------
Net asset value per share....  $  19.12      $ 10.71    $  29.22 $10.70  $  13.49     $10.16    $10.42   $  10.00
                               ========      =======    ======== ======  ========     ======    ======   ========
Composition of net assets:
 Capital Paid in.............   121,816       29,745     274,346  5,439   151,786      6,302     5,882    451,235
 Accumulated net realized
 gain/(loss) on investments..      (929)        (149)      8,239     64      (122)        (9)       (4)
 Undistributed/(distributions
 in excess of) net investment
 Income......................                   (223)                 1        76                    2
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments.................    58,683        2,272     170,352    306     4,109         70       221
 Foreign currency
 translation.................                    (68)
 Futures contracts...........                                                              8
                               --------      -------    -------- ------  --------     ------    ------   --------
Net Assets...................  $179,570      $31,577    $452,937 $5,810  $155,849     $6,371    $6,101   $451,235
                               ========      =======    ======== ======  ========     ======    ======   ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                              Mid Cap  Small/Mid Cap  Bond        Large Cap     Small/Mid Cap Small/Mid Cap Real Estate  Growth &
                               Value      Growth      Index   Aggressive Growth     CORE          Value       Equity      Income
                              -------  ------------- -------  ----------------- ------------- ------------- ----------- ----------
ASSETS
Long Term
Investments at cost.          $84,856    $168,108    $39,591       $12,443         $7,107        $5,270      $128,503   $3,058,262
Net unrealized
appreciation/(depreciation)
of investments......            5,006       5,766     (2,266)        2,120            842            80        (4,550)   1,157,647
Short-Term
Investments at
market..............            3,503       9,219        985           568            200           179         1,212
                              -------    --------    -------       -------         ------        ------      --------   ----------
 Total Investments..           93,365     183,093     38,310        15,131          8,149         5,529       125,165    4,215,909
Cash................                                                                   51                                    9,940
Receivable for:
 Investments sold...                                                                                  3                      1,098
 Fund shares sold...               16         582         33                           33            41
 Interest...........                                     662
 Dividends..........               71          61                        2              6             2         1,121        3,009
 Futures contracts
 margin.............                                                                   10
 Foreign currency
 sold...............
 Unrealized
 appreciation in
 forward foreign
 currency contracts.
 Other assets.......
                              -------    --------    -------       -------         ------        ------      --------   ----------
 TOTAL ASSETS.......           93,452     183,736     39,005        15,133          8,249         5,575       126,286    4,229,956
LIABILITIES
Payables for:
 Investments
 purchased..........            1,265       1,730        556            54                                                   9,753
 Fund shares
 purchased..........                                                                                               27        1,030
 Foreign currency
 purchased..........
 Future contracts
 daily variation....
 Other liabilities..               37          75         13             5              1             5            45          332
                              -------    --------    -------       -------         ------        ------      --------   ----------
 TOTAL LIABILITIES..            1,302       1,805        569            59              1             5            72       11,115
                              -------    --------    -------       -------         ------        ------      --------   ----------
NET ASSETS..........          $92,150    $181,931    $38,436       $15,074         $8,248        $5,570      $126,214   $4,218,841
                              =======    ========    =======       =======         ======        ======      ========   ==========
Shares of beneficial
interest
outstanding.........            7,212      12,963      4,125         1,263            840           550        11,000      210,823
                              -------    --------    -------       -------         ------        ------      --------   ----------
Net asset value per
share...............          $ 12.78    $  14.03    $  9.32       $ 11.94         $ 9.82        $10.13      $  11.47   $    20.01
                              =======    ========    =======       =======         ======        ======      ========   ==========
Composition of net
assets:
 Capital Paid in....           98,404     176,445     40,826        12,929          7,434         5,487       134,651    2,987,029
 Accumulated net
 realized
 gain/(loss) on
 investments........          (11,260)       (280)      (191)           25            (35)            3        (5,476)      72,063
 Undistributed/(distributions
 in excess of) net
 investment Income..                                      67                                                    1,589        2,102
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments........            5,006       5,766     (2,266)        2,120            842            80        (4,550)   1,157,647
 Foreign currency
 translation........
 Futures contracts..                                                                    7
                              -------    --------    -------       -------         ------        ------      --------   ----------
Net Assets..........          $92,150    $181,931    $38,436       $15,074         $8,248        $5,570      $126,214   $4,218,841
                              =======    ========    =======       =======         ======        ======      ========   ==========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                                          Short-Term Small Cap International  Equity   High Yield Global
                                Managed      Bond      Value   Opportunities  Index       Bond     Bond
                               ---------- ---------- --------- ------------- --------  ---------- -------
ASSETS
Long term investments at
cost.........................  $2,862,284  $66,313    $67,613     $54,907    $364,089   $19,450   $71,639
Net unrealized
appreciation/(depreciation)
of investments...............     508,755   (1,393)    (1,426)     21,530      91,657      (789)   (3,358)
Short-Term Investments at
market.......................     338,170    2,908      2,390       3,255         816     1,714     7,769
                               ----------  -------    -------     -------    --------   -------   -------
 Total Investments...........   3,709,209   67,828     68,577      79,692     456,562    20,375    76,050
Cash.........................       1,107                               7          68                  25
Receivable for:
 Investments sold............                                                      28               1,778
 Fund shares sold............         190       10        228          45         192
 Interest....................      15,767    1,064                                          448     1,517
 Dividends...................       1,598                 122          82         444         3
 Futures contracts margin....                                                      31                  14
 Foreign currency sold.......
 Unrealized appreciation in
 forward foreign currency
 contracts...................       6,513                                                           1,305
 Other assets................
                               ----------  -------    -------     -------    --------   -------   -------
 TOTAL ASSETS................   3,734,381   68,902     68,927      79,826     457,325    20,826    80,689
LIABILITIES
Payables for:
 Investments purchased.......     303,144                                       6,029               8,801
 Fund shares purchased.......                                                               894       874
 Foreign currency purchased..
 Future contracts daily
 variation...................
 Other liabilities...........         318       58         27          32                    11        23
                               ----------  -------    -------     -------    --------   -------   -------
 TOTAL LIABILITIES...........     303,462       58         27          32       6,029       905     9,698
                               ----------  -------    -------     -------    --------   -------   -------
NET ASSETS...................  $3,430,919  $68,844    $68,900     $79,794    $451,296   $19,921   $70,991
                               ==========  =======    =======     =======    ========   =======   =======
Shares of beneficial interest
outstanding..................     222,091    7,081      6,311       5,259      22,060     2,217     7,230
                               ----------  -------    -------     -------    --------   -------   -------
Net asset value per share....  $    15.45  $  9.72    $ 10.92     $ 15.17    $  20.46   $  8.99   $  9.82
                               ==========  =======    =======     =======    ========   =======   =======
Composition of net assets:
 Capital Paid in.............   2,860,906   71,690     73,930      58,444     358,887    20,951    73,868
 Accumulated net realized
 gain (loss) on investments..      42,336   (1,560)    (3,636)       (108)       (865)     (278)   (1,323)
 Undistributed/(distributions
 in excess of) net investment
 income......................      12,545      107         32         (67)      1,262        37       441
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments.................     508,755   (1,393)    (1,426)     21,530      91,657      (789)   (3,358)
 Foreign currency
 translation.................       6,377                              (5)                          1,274
 Futures contracts...........                                                     355                  89
                               ----------  -------    -------     -------    --------   -------   -------
Net Assets...................  $3,430,919  $68,844    $68,900     $79,794    $451,296   $19,921   $70,991
                               ==========  =======    =======     =======    ========   =======   =======

See notes to financial statements.

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap Fundamental Mid Aggressive  Sovereign     Emerging    International Global  International
                              Growth    Cap Growth(*)  Balanced(*)   Bond     Markets Equity Equity Index  Equity   Equity (*)
                             --------- --------------- ----------- ---------  -------------- ------------- ------  -------------
INVESTMENT INCOME
 Income
 Interest..............      $    646      $    6         $ 58     $ 64,238      $    64        $   259    $   43     $   13
 Dividends (Note B)....         8,167           3           29                       164          2,735       309         34
                             --------      ------         ----     --------      -------        -------    ------     ------
                                8,813           9           87       64,238          228          2,994       352         47
 Expenses
 Investment advisory
 fee (Note C)..........         4,387          17           24        2,215          182            314       159         36
 Auditors fees.........            80                                    62            6             17         7          1
 Custodian fees........           118           5            9           52          305            313        78         24
 Fidelity Bond fees....                                                   1                           1
 Legal fees............            21                                    16                           3
 Printing & mailing
 fees..................           144           1            1          135                          72                    1
 Trustees fees.........            14                                    11            2              4         2
 Other fees............             1                                     1                           5
                             --------      ------         ----     --------      -------        -------    ------     ------
                                4,765          23           34        2,493          495            729       246         62
 Less expenses
 reimbursed (Note C)...                         3            7                       294            139        62         22
                             --------      ------         ----     --------      -------        -------    ------     ------
                                4,765          20           27        2,493          201            590       184         40
                             --------      ------         ----     --------      -------        -------    ------     ------
Net Investment
Income/(Loss)..........         4,048         (11)          60       61,745           27          2,404       168          7
REALIZED AND UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on sales
 of investments........       246,459         786           73      (25,838)       1,607          4,750       (24)       190
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments...........        20,524       2,179          615      (44,681)       9,598         48,346     4,008      1,953
 Foreign currency
 translation...........                                                             (142)          (133)
 Futures...............                                                 177                         517                   20
                             --------      ------         ----     --------      -------        -------    ------     ------
 Net realized and
 unrealized gain/(loss)
 on investments........       266,983       2,965          688       70,342       11,063         53,480     3,984      2,163
                             --------      ------         ----     --------      -------        -------    ------     ------
 Net
 increase/(decrease) in
 net assets resulting
 from operations.......      $271,031      $2,954         $748     $ (8,597)     $11,090        $55,884    $4,152     $2,170
                             ========      ======         ====     ========      =======        =======    ======     ======

(*) Commenced investment operations on August 31, 1999.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                             Small Cap International Mid Cap   Mid Cap  Large Cap   Large Cap   Large/Mid Cap  Money
                              Growth     Balanced     Growth   Blend(*)   Value   Value CORE(*)   Value(*)    Market
                             --------- ------------- --------  -------- --------- ------------- ------------- -------
INVESTMENT INCOME
 Income
 Interest...................  $   106     $  835     $    378    $  3    $   377      $  4          $  4      $20,320
 Dividends (Note B).........       83        276          127      25      3,646        32            31
                              -------     ------     --------    ----    -------      ----          ----      -------
                                  189      1,111          505      28      4,023        36            35       20,320
 Expenses
 Investment advisory fee
 (Note C)...................      732        253        1,646      13      1,088        13            17          965
 Auditors fees..............       11          8           15                 14                       8           30
 Custodian fees.............       85        120           98       7         80         8                         79
 Fidelity Bond fees.........
 Legal Fees.................        2          1            3                  3                                    7
 Printing & mailing fees....       35          4           90                 60                                  100
 Trustees fees..............        3          3            4                  4                                    6
 Other fees.................
                              -------     ------     --------    ----    -------      ----          ----      -------
                                  868        389        1,856      20      1,249        21            25        1,187
 Less expenses reimbursed
 (Note C)...................                  91                    6                    6             7
                              -------     ------     --------    ----    -------      ----          ----      -------
                                  868        298        1,856      14      1,249        15            18        1,187
                              -------     ------     --------    ----    -------      ----          ----      -------
Net Investment
Income/(Loss)...............     (679)       813       (1,351)     14      2,774        21            17       19,133
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......   24,283      1,839       55,989     268      7,671       100            11
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................   41,804       (519)     148,557     306     (7,556)       70           221
 Foreign currency
 translation................                (606)         (33)
 Futures....................                                                             8
                              -------     ------     --------    ----    -------      ----          ----      -------
 Net realized and unrealized
 gain on investments........   66,087        714      204,513     574        115       178           232
                              -------     ------     --------    ----    -------      ----          ----      -------
 Net increase in net assets
 resulting from operations..  $65,408     $1,527     $203,162    $588    $ 2,889      $199          $249      $19,133
                              =======     ======     ========    ====    =======      ====          ====      =======

(*) Commenced investment operations on August 31, 1999.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                             Mid Cap  Small/Mid Cap  Bond         Large Cap       Small/Mid Cap Small/Mid Cap Real Estate Growth &
                              Value      Growth      Index   Aggressive Growth(*)     CORE        Value(*)      Equity     Income
                             -------  ------------- -------  -------------------- ------------- ------------- ----------- --------
INVESTMENT INCOME
 Income
 Interest..........          $    86    $    343    $ 2,214         $   10           $    4         $  4       $     71   $  1,667
 Dividends (Note
 B)................            1,343         699                        17               70           12          9,786     47,886
                             -------    --------    -------         ------           ------         ----       --------   --------
                               1,429       1,042      2,214             27               74           16          9,857     49,553
 Expenses..........
 Investment
 advisory fee
 (Note C)..........              735       1,360         48             38               48           16            835      9,807
 Auditors fees.....               12          18          8              1                6                          15        247
 Custodian fees....               55          81         51              6               78           11             53        308
 Fidelity Bond
 fees..............                1                                                                                  1          1
 Legal fees........                2           3          1                                                           3         68
 Printing &
 mailing fees......               37          74          1              1                                           66        564
 Trustees fees.....                3           4          3                               2                           4         39
 Other fees........                                                                                                              5
                             -------    --------    -------         ------           ------         ----       --------   --------
                                 845       1,540        112             46              134           27            977     11,039
 Less expenses
 reimbursed (Note
 C)................                            1         17              4               78            9
                             -------    --------    -------         ------           ------         ----       --------   --------
                                 845       1,539         95             42               56           18            977     11,039
                             -------    --------    -------         ------           ------         ----       --------   --------
Net Investment
Income/(Loss)......              584        (497)     2,119            (15)              18           (2)         8,880     38,514
REALIZED AND
UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on
 sales of
 investments.......           (2,104)     26,575       (186)           133              714          190         (5,679)   516,452
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.......            5,960     (17,156)    (2,724)         2,120              578           80         (5,829)    38,349
 Foreign currency
 translation.......
 Futures...........                                                                       7
                             -------    --------    -------         ------           ------         ----       --------   --------
 Net realized and
 unrealized
 gain/(loss) on
 investments.......            3,856       9,419     (2,910)         2,253            1,299          270        (11,508)   554,801
                             -------    --------    -------         ------           ------         ----       --------   --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations........          $ 4,440    $  8,922    $  (791)        $2,238           $1,317         $268       $ (2,628)  $593,315
                             =======    ========    =======         ======           ======         ====       ========   ========

(*) Commenced investment operations on August 31, 1999.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

                                       Short-Term Small Cap International Equity  High Yield Global
                             Managed      Bond      Value   Opportunities  Index     Bond     Bond
                             --------  ---------- --------- ------------- ------- ---------- -------
INVESTMENT INCOME
 Income
 Interest................... $ 78,945   $ 4,812    $    71     $   114    $    30   $1,478   $ 3,939
 Dividends (Note B).........   25,009                1,037       1,085      4,649       15
                             --------   -------    -------     -------    -------   ------   -------
                              103,954     4,812      1,108       1,199      4,679    1,493     3,939
 Expenses
 Investment advisory fee
 (Note C)...................   10,790       216        513         582          0      111       488
 Auditors fees..............      216        11         10          10         24        7        10
 Custodian fees.............      452        49         62         160        173       58        73
 Fidelity Bond fees.........        1                                1          1                  1
 Legal fees.................       58         1          1           1          5
 Printing & mailing fees....      357        29         24          16         57                 19
 Trustees fees..............       34         3          3           3          5        2         3
 Other fees.................        4                                          10
                             --------   -------    -------     -------    -------   ------   -------
                               11,912       309        613         773        275      178       594
 Less expenses reimbursed
 (Note C)...................                             6          92        275       42         1
                             --------   -------    -------     -------    -------   ------   -------
                               11,912       309        607         681                 136       593
                             --------   -------    -------     -------    -------   ------   -------
Net Investment Income.......   92,042     4,503        501         518      4,679    1,357     3,346
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss) on
 sales of investments.......  287,125    (1,350)       950       4,853     14,409     (275)     (178)
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................  (97,986)   (1,085)    (3,703)     15,077     45,659     (223)   (5,951)
 Foreign currency
 translation................   11,252                               (7)                        1,134
 Futures....................     (316)                                         99                 75
                             --------   -------    -------     -------    -------   ------   -------
 Net realized and unrealized
 gain/(loss) on investments.  200,075    (2,435)    (2,753)     19,923     60,167     (498)   (4,920)
                             --------   -------    -------     -------    -------   ------   -------
 Net increase/(decrease) in
 net assets resulting from
 operations................. $292,117   $ 2,068    $(2,252)    $20,441    $64,846   $  859   $(1,574)
                             ========   =======    =======     =======    =======   ======   =======

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                           Fundamental         Aggressive
                                 Large Cap Growth        Mid Cap Growth         Balanced            Sovereign Bond
                             ------------------------- ------------------- ------------------- -------------------------
                                                           Period from         Period from
                              Year Ended   Year Ended  August 31, 1999 (*) August 31, 1999 (*)  Year Ended   Year Ended
                             December 31, December 31,   to December 31,     to December 31,   December 31, December 31,
                                 1999         1998            1999                1999             1999         1998
                             ------------ ------------ ------------------- ------------------- ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...             $    4,048   $    5,356        $  (11)             $    60         $ 61,745     $ 58,240
 Net realized
 gain/(loss) on
 sales of
 investments.....                246,459      104,660           786                   73          (25,838)      12,121
 Change in net
  unrealized
  appreciation/(depreciation)
  of Investments.                 20,524      198,191         2,179                  615          (44,681)      (3,300)
  Foreign
  Currency
  Translation....
  Futures........                                                                                     177
                              ----------   ----------        ------              -------         --------     --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                271,031      308,207         2,954                  748           (8,597)      67,061
Distributions to
Shareholders
From:
 Net investment
 income..........                 (3,925)      (5,356)                               (56)         (65,478)     (58,240)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....               (208,789)    (104,621)         (516)                 (39)                      (12,168)
 In excess of
 realized gain...
 Capital Paid in.                                 (39)
                              ----------   ----------        ------              -------         --------     --------
 Decrease in net
 assets
 resulting from
 distributions...               (212,714)    (110,016)         (516)                 (95)         (65,478)     (70,408)
Capital
Contribution.....
Trust Share
Transactions
 Proceeds from
 shares sold.....                154,558      132,463         6,365               11,694           86,852      120,694
 Distributions
 reinvested......                212,714      110,016           516                   95           65,478       70,408
 Payment for
 shares redeemed.               (169,880)     (68,304)         (144)                (559)        (135,090)     (84,404)
                              ----------   ----------        ------              -------         --------     --------
 Increase/(decrease)
 from trust
 share
 transactions....                197,392      174,175         6,737               11,230           17,240      106,698
                              ----------   ----------        ------              -------         --------     --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                255,709      372,366         9,175               11,883          (56,835)     103,351
NET ASSETS
 Beginning of
 Period..........              1,126,764      754,398                                             907,121      803,770
                              ----------   ----------        ------              -------         --------     --------
 End of Period...             $1,382,473   $1,126,764        $9,175              $11,883         $850,286     $907,121
                              ==========   ==========        ======              =======         ========     ========
 Analysis of
 Trust Share
 Transactions:
 Sold............                  5,540        5,424           608                1,164            9,038       12,001
 Reinvested......                  8,043        4,217            41                    9            6,931        7,044
 Redeemed........                 (6,019)      (2,861)          (13)                 (54)         (14,198)      (8,405)
                              ----------   ----------        ------              -------         --------     --------
Net
increase/(decrease)
in shares
outstanding......                  7,564        6,780           636                1,119            1,771       10,640
                              ==========   ==========        ======              =======         ========     ========
                                       Emerging
                                    Markets Equity
                             ----------------------------
                                            Period from
                              Year Ended  May 1, 1998 (*)
                             December 31, to December 31,
                                 1999          1998
                             ------------ ---------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...              $    27        $   27
 Net realized
 gain/(loss) on
 sales of
 investments.....                1,607        (1,644)
 Change in net
  unrealized
  appreciation/(depreciation)
  of Investments.                9,598        (1,312)
  Foreign
  Currency
  Translation....                 (142)
  Futures........
                             ------------ ---------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....               11,090        (2,929)
Distributions to
Shareholders
From:
 Net investment
 income..........                  (17)          (16)
 In excess of net
 investment
 income..........                  (44)
 Realized gain on
 investments.....                 (250)
 In excess of
 realized gain...                 (936)
 Capital Paid in.                                (11)
                             ------------ ---------------
 Decrease in net
 assets
 resulting from
 distributions...               (1,247)          (27)
Capital
Contribution.....                  445
Trust Share
Transactions
 Proceeds from
 shares sold.....               29,538        11,982
 Distributions
 reinvested......                1,247            27
 Payment for
 shares redeemed.              (15,787)       (1,743)
                             ------------ ---------------
 Increase/(decrease)
 from trust
 share
 transactions....               14,998        10,266
                             ------------ ---------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....               25,286         7,310
NET ASSETS
 Beginning of
 Period..........                7,310
                             ------------ ---------------
 End of Period...              $32,596        $7,310
                             ============ ===============
 Analysis of
 Trust Share
 Transactions:
 Sold............                3,232         1,271
 Reinvested......                  113             4
 Redeemed........               (1,719)         (243)
                             ------------ ---------------
Net
increase/(decrease)
in shares
outstanding......                1,626         1,032
                             ============ ===============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                   International                                      International
                                   Equity Index               Global Equity              Equity           Small Cap Growth
                             ------------------------- ---------------------------- ----------------- -------------------------
                                                                      Period from      Period from
                              Year Ended   Year Ended   Year Ended  May 1, 1998(*)  August 1, 1999(*)  Year Ended   Year Ended
                             December 31, December 31, December 31, to December 31,  to December 31,  December 31, December 31,
                                 1999         1998         1999          1998             1999           1999          1998
                             ------------ ------------ ------------ --------------- ----------------- ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........              $  2,404     $  2,359     $   168        $   106          $     7        $   (679)    $  (363)
 Net realized
 gain/(loss) on
 sales of
 investments.....                 4,750       24,001         (24)          (376)             190          24,283        (271)
 Change in net
  unrealized
  appreciation/(depreciation)
  of Investments.                48,346        4,183       4,008            176            1,953          41,804      10,212
  Foreign
  currency
  translation....                  (133)         107
  Futures........                   517                                                       20
                               --------     --------     -------        -------          -------        --------     -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                55,884       30,650       4,152            (94)           2,170          65,408       9,578
Distributions to
Shareholders
From:
 Net investment
 income..........                (2,382)      (2,321)       (122)           (99)             (12)
 In excess of net
 investment
 income..........                                            (65)
 Realized gain on
 investments.....                (4,633)     (24,366)                                       (175)        (21,491)
 In excess of
 realized gain...                  (583)
 Capital Paid in.                                                            (7)
                               --------     --------     -------        -------          -------        --------     -------
 Decrease in net
 assets
 resulting from
 distributions...                (7,598)     (26,687)       (187)          (106)            (187)        (21,491)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....                62,080       24,581       4,747         17,755           10,271          66,717      31,182
 Distributions
 reinvested......                 7,598       26,687         187            106              187          21,491
 Payment for
 shares redeemed.               (47,084)     (34,453)     (1,869)        (2,380)             (11)        (27,404)    (14,672)
                               --------     --------     -------        -------          -------        --------     -------
 Increase/(decrease)
 from trust
 share
 transactions....                22,594       16,815       3,065         15,481           10,447          60,804      16,510
                               --------     --------     -------        -------          -------        --------     -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                70,880       20,778       7,030         15,281           12,430         104,721      26,088
NET ASSETS
 Beginning of
 Period..........               173,137      152,359      15,281                                          74,849      48,761
                               --------     --------     -------        -------          -------        --------     -------
 End of Period...              $244,017     $173,137     $22,311        $15,281          $12,430        $179,570     $74,849
                               ========     ========     =======        =======          =======        ========     =======
Analysis of Trust
Share
Transactions:
 Sold............                 3,668        1,470         447          1,800            1,024           4,233       2,779
 Reinvested......                   428        1,703          18             11               17           1,245
 Redeemed........                (2,802)      (2,070)       (174)          (263)              (1)         (1,847)     (1,314)
                               --------     --------     -------        -------          -------        --------     -------
Net
increase/(decrease)
in shares
outstanding......                 1,294        1,103         291          1,548            1,040           3,631       1,465
                               ========     ========     =======        =======          =======        ========     =======
                              International Balanced
                             -------------------------
                              Year Ended   Year Ended
                             December 31, December 31,
                                 1999         1998
                             ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........              $   813      $   887
 Net realized
 gain/(loss) on
 sales of
 investments.....                1,839          609
 Change in net
  unrealized
  appreciation/(depreciation)
  of Investments.                 (519)       2,412
  Foreign
  currency
  translation....                 (606)         660
  Futures........
                             ------------ ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                1,527        4,568
Distributions to
Shareholders
From:
 Net investment
 income..........                 (565)        (887)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....               (1,221)      (1,103)
 In excess of
 realized gain...                 (615)
 Capital Paid in.                 (230)         (24)
                             ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...               (2,631)      (2,014)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....                6,406        6,272
 Distributions
 reinvested......                2,631        2,014
 Payment for
 shares redeemed.               (6,772)      (5,844)
                             ------------ ------------
 Increase/(decrease)
 from trust
 share
 transactions....                2,265        2,442
                             ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                1,161        4,996
NET ASSETS
 Beginning of
 Period..........               30,416       25,420
                             ------------ ------------
 End of Period...              $31,577      $30,416
                             ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                  590          581
 Reinvested......                  251          184
 Redeemed........                 (625)        (545)
                             ------------ ------------
Net
increase/(decrease)
in shares
outstanding......                  216          220
                             ============ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                     Mid Cap               Large Cap             Large Cap          Large/Mid
                           Mid Cap Growth             Blend                  Value               Value CORE         Cap Value
                      ------------------------- ------------------ ------------------------- ------------------ ------------------
                                                   Period from                                  Period from        Period from
                       Year Ended   Year Ended  August 31, 1999(*)  Year Ended   Year Ended  August 31, 1999(*) August 31, 1999(*)
                      December 31, December 31,  to December 31,   December 31, December 31,  to December 31,    to December 31,
                          1999         1998            1999            1999         1998            1999               1999
                      ------------ ------------ ------------------ ------------ ------------ ------------------ ------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)....      $ (1,351)    $  (383)         $   14         $  2,774     $  2,071         $   21             $   17
 Net realized
 gain/(loss) on
 sales of
 investments......        55,989       8,102             268            7,671        4,295            100                 11
 Change in net
 unrealized
 appreciation
 (depreciation) of
  Investments.....       148,557      15,541             306           (7,556)       2,592             70                221
  Foreign Currency
  Translation.....           (33)         75
  Futures.........                                                                                      8
                        --------     -------          ------         --------     --------         ------             ------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations.......       203,162      23,335             588            2,889        8,958            199                249
Distributions to
Shareholders From:
 Net investment
 income...........                                       (13)          (2,733)      (2,052)           (19)               (15)
 Realized gain on
 investments......       (46,186)     (7,468)           (204)          (7,756)      (4,289)           (82)               (11)
 In excess of
 realized gain....                                                        (28)                         (4)                (4)
 Capital Paid in..                      (833)                                          (21)            (9)
                        --------     -------          ------         --------     --------         ------             ------
 Decrease in net
 assets resulting
 from
 distributions....       (46,186)     (8,301)           (217)         (10,517)      (6,362)          (114)               (30)
 Capital
 Contribution.....
Trust Share
Transactions
 Proceeds from
 shares sold......       192,846      40,746           5,275           64,676       53,200          6,323              5,905
 Distributions
 reinvested.......        46,186       8,301             217           10,517        6,362            114                 30
 Payment for
 shares redeemed..       (37,156)    (10,231)            (53)         (35,081)     (12,062)          (151)               (53)
                        --------     -------          ------         --------     --------         ------             ------
 Increase/(decrease)
 from trust share
 transactions.....       201,876      38,816           5,439           40,112       47,500          6,286              5,882
                        --------     -------          ------         --------     --------         ------             ------
NET
INCREASE/(DECREASE)
IN NET ASSETS.....       358,852      53,850           5,810           32,484       50,096          6,371              6,101
NET ASSETS
 Beginning of
 Period...........        94,085      40,235                          123,365       73,269
                        --------     -------          ------         --------     --------         ------             ------
 End of Period....      $452,937     $94,085          $5,810         $155,849     $123,365         $6,371             $6,101
                        ========     =======          ======         ========     ========         ======             ======
Analysis of Trust
Share
Transactions:
 Sold.............         9,353       3,075             526            4,383        3,809            630                588
 Reinvested.......         1,749         549              22              774          455             12                  3
 Redeemed.........        (1,830)       (774)             (5)          (2,404)        (864)           (15)                (5)
                        --------     -------          ------         --------     --------         ------             ------
Net
increase/(decrease)
in shares
outstanding.......         9,272       2,850             543            2,753        3,400            627                586
                        ========     =======          ======         ========     ========         ======             ======

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                       Small/Mid Cap
                                   Money Market              Mid Cap Value                Growth
                             ------------------------- ------------------------- -------------------------
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                             December 31, December 31, December 31, December 31, December 31, December 31,
                                 1999         1998         1999         1998         1999         1998
                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...             $  19,133    $  15,838     $    584     $    820     $   (497)    $   (217)
 Net realized
 gain/(loss) on
 sales of
 investments.....                                          (2,104)      (8,690)      26,575        2,111
 Change in net
  unrealized
  appreciation/(depreciation)
  of Investments.                                           5,960       (4,194)     (17,156)       8,644
  Foreign
  Currency
  Translation....
  Futures........
                              ---------    ---------     --------     --------     --------     --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                19,133       15,838        4,440      (12,064)       8,922       10,538
Distributions to
Shareholders
From:
 Net investment
 income..........               (19,133)     (15,838)        (580)        (820)     (26,069)
 Realized gain on
 investments.....                                                                    (1,884)      (3,671)
 Capital Paid in.
                              ---------    ---------     --------     --------     --------     --------
 Decrease in net
 assets
 resulting from
 distributions...               (19,133)     (15,838)        (580)        (820)     (27,953)      (3,671)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....               557,157      386,221       29,586       63,576       22,355       18,908
 Distributions
 reinvested......                19,133       15,838          580          820       27,953        3,671
 Payment for
 shares redeemed.              (520,250)    (236,307)     (36,696)     (21,665)     (42,678)     (49,726)
                              ---------    ---------     --------     --------     --------     --------
 Increase/(decrease)
 from trust
 share
 transactions....                56,040      165,752       (6,530)      42,731        7,630      (27,147)
                              ---------    ---------     --------     --------     --------     --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                56,040      165,752       (2,670)      29,847      (11,401)     (20,280)
NET ASSETS
 Beginning of
 Period..........               395,195      229,443       94,820       64,973      193,332      213,612
                              ---------    ---------     --------     --------     --------     --------
 End of Period...             $ 451,235    $ 395,195     $ 92,150     $ 94,820     $181,931     $193,332
                              =========    =========     ========     ========     ========     ========
Analysis of Trust
Share
Transactions:
 Sold............                55,717       38,622        2,380        4,722        1,398        1,216
 Reinvested......                 1,913        1,584           48           66        2,105          230
 Redeemed........               (52,025)     (23,631)      (2,997)      (1,693)      (2,669)      (3,201)
                              ---------    ---------     --------     --------     --------     --------
Net
increase/(decrease)
in shares
outstanding......                 5,605       16,575         (569)       3,095          834       (1,755)
                              =========    =========     ========     ========     ========     ========
                                                               Large Cap
                                                              Aggressive
                                      Bond Index                Growth
                             ---------------------------- -------------------
                                            Period from       Period from
                              Year Ended  May 1, 1998 (*) August 31, 1999 (*)
                             December 31, to December 31,   to December 31,
                                 1999          1998              1999
                             ------------ --------------- -------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...              $ 2,119        $ 1,089           $   (15)
 Net realized
 gain/(loss) on
 sales of
 investments.....                 (186)           267               133
 Change in net
  unrealized
  appreciation/(depreciation)
  of Investments.               (2,724)           458             2,120
  Foreign
  Currency
  Translation....
  Futures........
                             ------------ --------------- -------------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                 (791)         1,814             2,238
Distributions to
Shareholders
From:
 Net investment
 income..........               (2,057)        (1,089)
 Realized gain on
 investments.....                                (267)              (93)
 Capital Paid in.
                             ------------ --------------- -------------------
 Decrease in net
 assets
 resulting from
 distributions...               (2,057)        (1,356)              (93)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....               14,617         26,269            12,920
 Distributions
 reinvested......                2,057          1,356                93
 Payment for
 shares redeemed.               (3,391)           (82)              (84)
                             ------------ --------------- -------------------
 Increase/(decrease)
 from trust
 share
 transactions....               13,283         27,543            12,929
                             ------------ --------------- -------------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....               10,435         28,001            15,074
NET ASSETS
 Beginning of
 Period..........               28,001
                             ------------ --------------- -------------------
 End of Period...              $38,436        $28,001           $15,074
                             ============ =============== ===================
Analysis of Trust
Share
Transactions:
 Sold............                1,516          2,623             1,262
 Reinvested......                  213            133                 8
 Redeemed........                 (352)            (8)               (7)
                             ------------ --------------- -------------------
Net
increase/(decrease)
in shares
outstanding......                1,377          2,748             1,263
                             ============ =============== ===================

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                  Small/Mid Cap CORE      Small/Mid Cap Value    Real Estate Equity          Growth & Income
                             ---------------------------- ------------------- ------------------------- -------------------------
                                            Period from       Period from
                              Year Ended  May 1, 1998 (*) August 31, 1999 (*)  Year Ended   Year Ended   Year Ended   Year Ended
                             December 31, to December 31,   to December 31,   December 31, December 31, December 31, December 31,
                                 1999          1998              1999             1999         1998         1999         1998
                             ------------ --------------- ------------------- ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........              $    18                          $   (2)         $  8,880     $  9,787    $   38,514   $   39,405
 Net realized
 gain/(loss) on
 sales of
 investments.....                  714        $ (750)              190            (5,679)       1,614       516,452      320,993
 Change in net
 unrealized
 appreciation/(depreciation)
 of Investments..                  578           264                80            (5,829)     (44,965)       38,349      486,604
  Foreign
  Currency
  Translation....                    7
  Futures........
                               -------        ------            ------          --------     --------    ----------   ----------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                1,317          (486)              268            (2,628)     (33,564)      593,315      847,002
Distributions to
Shareholders
From:
 Net investment
 income..........                  (18)                                           (8,957)      (8,848)      (37,895)     (39,405)
 Realized gain on
 investments.....                                                 (185)                        (1,695)     (444,028)    (320,993)
 In excess of
 realized gain...                 (715)
 Capital Paid in.                                                                                 (58)
                               -------        ------            ------          --------     --------    ----------   ----------
 Decrease in net
 assets
 resulting from
 distributions...                 (733)                           (185)           (8,957)     (10,601)     (481,923)    (360,398)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....                5,301         6,188             5,326            19,688       22,171       271,718      265,420
 Distributions
 reinvested......                  733                             185             8,957       10,601       481,923      360,398
 Payment for
 shares redeemed.               (3,385)         (687)              (24)          (43,635)     (39,949)     (316,977)    (227,601)
                               -------        ------            ------          --------     --------    ----------   ----------
 Increase/(decrease)
 from trust
 share
 transactions....                2,649         5,501             5,487           (14,990)      (7,177)      436,664      398,217
                               -------        ------            ------          --------     --------    ----------   ----------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                3,233         5,015             5,570           (26,575)     (51,342)      548,056      884,821
NET ASSETS
 Beginning of
 Period..........                5,015                                           152,789      204,131     3,670,785    2,785,964
                               -------        ------            ------          --------     --------    ----------   ----------
 End of Period...              $ 8,248        $5,015            $5,570          $126,214     $152,789    $4,218,841   $3,670,785
                               =======        ======            ======          ========     ========    ==========   ==========
Analysis of Trust
Share
Transactions:
 Sold............                  557           636               533             1,643        1,549        13,198       14,254
 Reinvested......                   80                              19               756          778        24,670       18,597
 Redeemed........                 (353)          (80)               (2)           (3,662)      (2,894)      (15,364)     (12,305)
                               -------        ------            ------          --------     --------    ----------   ----------
Net
increase/(decrease)
in shares
outstanding......                  284           556               550            (1,263)        (567)       22,504       20,546
                               =======        ======            ======          ========     ========    ==========   ==========
                                      Managed
                             -------------------------
                              Year Ended   Year Ended
                             December 31, December 31,
                                 1999         1998
                             ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........             $   92,042   $   90,312
 Net realized
 gain/(loss) on
 sales of
 investments.....                287,125      215,053
 Change in net
 unrealized
 appreciation/(depreciation)
 of Investments..                (97,986)     261,761
  Foreign
  Currency
  Translation....                 11,252       (4,875)
  Futures........                   (316)
                             ------------ ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                292,117      562,251
Distributions to
Shareholders
From:
 Net investment
 income..........                (89,766)     (90,312)
 Realized gain on
 investments.....               (236,198)    (212,457)
 In excess of
 realized gain...
 Capital Paid in.                             (10,444)
                             ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...               (325,964)    (313,213)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....                229,925      187,045
 Distributions
 reinvested......                325,964      313,213
 Payment for
 shares redeemed.               (393,033)    (247,513)
                             ------------ ------------
 Increase/(decrease)
 from trust
 share
 transactions....                162,856      252,745
                             ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                129,009      501,783
NET ASSETS
 Beginning of
 Period..........              3,301,910    2,800,127
                             ------------ ------------
 End of Period...             $3,430,919   $3,301,910
                             ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                 14,370       12,059
 Reinvested......                 21,188       20,147
 Redeemed........                (24,638)     (16,174)
                             ------------ ------------
Net
increase/(decrease)
in shares
outstanding......                 10,920       16,032
                             ============ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                                                                       International
                                  Short-Term Bond           Small Cap Value            Opportunities
                             ------------------------- ------------------------- -------------------------
                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                             December 31, December 31, December 31, December 31, December 31, December 31,
                                 1999         1998         1999         1998         1999         1998
                             ------------ ------------ ------------ ------------ ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........              $  4,503     $  3,965     $    501     $    352     $    518     $    435
 Net realized
 gain/(loss) on
 sales of
 investments.....                (1,350)         (82)         950       (4,544)       4,853         (303)
 Change in net
 unrealized
 appreciation/(depreciation)
 of
  Investments....                (1,085)        (325)      (3,703)         253       15,077        6,179
  Foreign
  Currency
  Translation....                                                                        (7)          12
  Futures........
                               --------     --------     --------     --------     --------     --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                 2,068        3,558       (2,252)      (3,939)      20,441        6,323
Distributions to
Shareholders
From:
 Net investment
 income..........                (4,483)      (3,946)        (419)        (352)        (565)        (416)
 In excess of net
 investment
 income..........                                                                       (2)
 Realized gain on
 investments.....                                             (92)                   (4,643)
 In excess of
 realized gain...                                          (1,087)                     (180)
 Capital Paid in.
                               --------     --------     --------     --------     --------     --------
 Decrease in net
 assets
 resulting from
 distributions...                (4,483)      (3,946)      (1,598)        (352)      (5,389)        (416)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....                33,554       48,539       26,942       35,658       34,115       41,865
 Distributions
 reinvested......                 4,483        3,946        1,598          352        5,389          416
 Payment for
 shares redeemed.               (43,972)     (26,023)     (19,885)     (10,885)     (39,012)     (14,569)
                               --------     --------     --------     --------     --------     --------
 Increase/(decrease)
 from trust
 share
 transactions....                (5,935)      26,462        8,655       25,125          492       27,712
                               --------     --------     --------     --------     --------     --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                (8,350)      26,074        4,805       20,834       15,544       33,619
NET ASSETS
 Beginning of
 Period..........                77,194       51,120       64,095       43,261       64,250       30,631
                               --------     --------     --------     --------     --------     --------
 End of Period...              $ 68,844     $ 77,194     $ 68,900     $ 64,095     $ 79,794     $ 64,250
                               ========     ========     ========     ========     ========     ========
Analysis of Trust
Share
Transactions:
 Sold............                 3,382        4,790        2,410        2,952        2,657        3,600
 Reinvested......                   455          390          152           31          388           36
 Redeemed........                (4,438)      (2,568)      (1,782)        (940)      (3,046)      (1,258)
                               --------     --------     --------     --------     --------     --------
Net
increase/(decrease)
in shares
outstanding......                  (601)       2,612          780        2,043           (1)       2,378
                               ========     ========     ========     ========     ========     ========
                                   Equity Index
                             -------------------------
                              Year Ended   Year Ended
                             December 31, December 31,
                                 1999         1998
                             ------------ ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........              $  4,679     $  2,567
 Net realized
 gain/(loss) on
 sales of
 investments.....                14,409        3,458
 Change in net
 unrealized
 appreciation/(depreciation)
 of
  Investments....                45,659       34,583
  Foreign
  Currency
  Translation....
  Futures........                    99
                             ------------ ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                64,846       40,608
Distributions to
Shareholders
From:
 Net investment
 income..........                (4,536)      (2,483)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....               (13,884)      (3,661)
 In excess of
 realized gain...
 Capital Paid in.
                             ------------ ------------
 Decrease in net
 assets
 resulting from
 distributions...               (18,420)      (6,144)
 Capital
 Contribution....
Trust Share
Transactions
 Proceeds from
 shares sold.....               220,255      117,380
 Distributions
 reinvested......                18,420        6,144
 Payment for
 shares redeemed.               (66,383)     (26,800)
                             ------------ ------------
 Increase/(decrease)
 from trust
 share
 transactions....               172,292       96,724
                             ------------ ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....               218,718      131,188
NET ASSETS
 Beginning of
 Period..........               232,578      101,390
                             ------------ ------------
 End of Period...              $451,296     $232,578
                             ============ ============
Analysis of Trust
Share
Transactions:
 Sold............                11,477        7,345
 Reinvested......                   939          363
 Redeemed........                (3,495)      (1,703)
                             ------------ ------------
Net
increase/(decrease)
in shares
outstanding......                 8,921        6,005
                             ============ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                   High Yield Bond               Global Bond
                             ---------------------------- -------------------------
                                            Period from
                              Year Ended  May 1, 1998 (*)  Year Ended   Year Ended
                             December 31, to December 31, December 31, December 31,
                                 1999          1998           1999         1998
                             ------------ --------------- ------------ ------------
INCREASE/(DECREASE) IN NET
ASSETS
From Operations
 Net investment income......   $  1,357       $   565       $  3,346     $  2,456
 Net realized gain/(loss) on
 sales of investments.......       (275)            7           (178)        (559)
 Change in net unrealized
 appreciation/(depreciation)
 of
  Investments...............       (223)         (566)        (5,951)       2,172
  Foreign Currency
  Translation...............                                   1,134           21
  Futures...................                                      75
                               --------       -------       --------     --------
  Net increase/(decrease)
  in net assets resulting
  from operations...........        859             6         (1,574)       4,090
Distributions to
Shareholders From:
 Net investment income......     (1,323)         (565)        (3,871)      (1,387)
 Realized gain on
 investments................                       (7)                       (534)
 Capital Paid in............                                                 (891)
                               --------       -------       --------     --------
 Decrease in net assets
 resulting from
 distributions..............     (1,323)         (572)        (3,871)      (2,812)
 Capital Contribution.......
Trust Share Transactions
 Proceeds from shares sold..     18,264        16,627         29,103       45,716
 Distributions reinvested...      1,323           572          3,871        2,812
 Payment for shares
 redeemed...................    (13,991)       (1,844)       (23,329)     (11,662)
                               --------       -------       --------     --------
 Increase/(decrease) from
 trust share transactions...      5,596        15,355          9,645       36,866
                               --------       -------       --------     --------
NET INCREASE/(DECREASE) IN
NET ASSETS..................      5,132        14,789          4,200       38,144
NET ASSETS
 Beginning of Period........     14,789                       66,791       28,647
                               --------       -------       --------     --------
 End of Period..............   $ 19,921       $14,789       $ 70,991     $ 66,791
                               ========       =======       ========     ========
Analysis of Trust Share
Transactions:
 Sold.......................      2,003         1,741          2,816        4,340
 Reinvested.................        146            61            382          266
 Redeemed...................     (1,534)         (200)        (2,269)      (1,102)
                               --------       -------       --------     --------
Net increase/(decrease) in
shares outstanding..........        615         1,602            929        3,504
                               ========       =======       ========     ========

(*) Commencement of Operations.
See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                 Income from Investment Operations                       Less Distributions
                             ------------------------------------------ -----------------------------------------------------
                                             Net Realized
                   Net Asset                      and                   Distribution Distribution  Distribution
                   Value at       Net         Unrealized     Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment      Gain/(Loss)    Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) on Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- ----------------- ---------- ------------ ------------ -------------- ------------
Large Cap Growth
 Year Ended
 December 31,
 1999............   $26.19      $ 0.09          $ 6.03         $ 6.12      $(0.09)      $(4.89)         $--         $  --
 1998............    20.82        0.14            8.05           8.19       (0.14)       (2.68)          --            --
 1997............    17.49        0.17            5.21           5.38       (0.17)       (1.88)          --            --
 1996............    17.37        0.25            2.89           3.14       (0.25)       (2.77)          --            --
 1995............    14.41        0.44            4.06           4.50       (0.44)       (0.84)          --          (0.26)
------------------------------------------------------------------------------------------------------------------------------
Fundamental Mid
Cap Growth
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       (0.02)           5.34           5.32         --         (0.90)          --            --
------------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.06             .64            .70        (.05)       (0.03)          --            --
------------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended
 December 31,
 1999............     9.92        0.67           (0.76)         (0.09)      (0.71)         --            --            --
 1998............     9.95        0.69            0.11           0.80       (0.69)       (0.14)          --            --
 1997............     9.77        0.71            0.24           0.95       (0.71)       (0.06)          --            --
 1996............    10.13        0.69           (0.31)          0.38       (0.69)       (0.05)          --            --
 1995............     9.19        0.71            1.03           1.74       (0.71)       (0.09)          --            --
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Equity
 Year Ended
 December 31,
 1999*...........     7.09        0.03            5.67           5.70       (0.01)       (0.10)       (0.42)           --
 Period from May
 1, to
 December 31,
 1998 (c)........    10.00        0.03           (2.91)         (2.88)      (0.02)         --            --          (0.01)
------------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Year Ended
 December 31,
 1999............    15.56        0.21            4.51           4.72       (0.21)       (0.38)       (0.05)           --
 1998............    15.20        0.23            2.91           3.14       (0.23)       (2.55)          --            --
 1997............    16.83        0.13           (0.97)         (0.84)      (0.13)       (0.66)          --            --
 1996............    15.61        0.21            1.22           1.43       (0.21)         --            --            --
 1995............    14.62        0.17            0.99           1.16       (0.16)         --            --          (0.01)
------------------------------------------------------------------------------------------------------------------------------
                                                                                Ratios/Supplemental Data
                                                                     ---------------------------------------------------------
                                            Number of                                                  Net
                                 Net Asset   Shares                   Net Assets    Operating       Investment
                                 Value at  Outstanding   Total       End of Period Expenses to      Income to     Portfolio
                       Total        End      (000's)   Investment       (000's)      Average         Average      Turnover
                   Distributions of Period   Omitted   Return(b)        Omitted    Net Assets       Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- ---------------- ------------- ------------
Large Cap Growth
 Year Ended
 December 31,
 1999............     $(4.98)     $27.33     50,580       24.07%      $1,382,473      0.39%            0.33%        37.42%
 1998............      (2.82)      26.19     43,016       39.51%       1,126,764      0.41%            0.59%        56.41%
 1997............      (2.05)      20.82     36,236       30.89%         754,398      0.44%            0.86%        83.82%
 1996............      (3.02)      17.49     29,965       18.27%         524,145      0.44%            1.35%       135.98%
 1995............      (1.54)      17.37     21,895       31.64%         380,276      0.47%            2.70%        90.18%
------------------------------------------------------------------------------------------------------------------------------
Fundamental Mid
Cap Growth
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.90)      14.42        636       54.57%(e)        9,175      0.95%(d)(1)     (0.55)%(d)    61.66%(e)
------------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.08)      10.62      1,119        7.09%(e)       11,883      0.78%(d)(2)      1.68%(d)     70.28%(e)
------------------------------------------------------------------------------------------------------------------------------
Sovereign Bond
 Year Ended
 December 31,
 1999............      (0.71)       9.12     93,200       (0.94)%        850,286      0.28%            6.97%       182.90%
 1998............      (0.83)       9.92     91,429        8.23%         907,121      0.29%            6.84%       228.74%
 1997............      (0.77)       9.95     80,789       10.11%         803,770      0.31%            7.18%       138.29%
 1996............      (0.74)       9.77     74,315        4.10%         726,111      0.29%            7.07%       119.12%
 1995............      (0.80)      10.13     69,148       19.55%         700,309      0.30%            7.20%        63.31%
------------------------------------------------------------------------------------------------------------------------------
Emerging Markets
Equity
 Year Ended
 December 31,
 1999*...........      (0.53)      12.26      2,658       81.37%(t)       32,596      1.39%(i)         0.19%       196.32%
 Period from May
 1, to
 December 31,
 1998 (c)........      (0.03)       7.09      1,032      (28.87)%(e)       7,310      1.55 %(d)(i)     0.51%(d)     53.95%(e)
------------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Year Ended
 December 31,
 1999............      (0.64)      19.64     12,421       30.87%         244,017      0.31%(g)         1.26%        19.01%
 1998............      (2.78)      15.56     11,127       20.82%         173,137      0.56%(g)         1.45%       158.63%
 1997............      (0.79)      15.20     10,024       (5.03)%        152,359      0.79%            0.78%        83.13%
 1996............      (0.21)      16.83      9,254        9.19%         155,753      0.76%            1.30%        92.03%
 1995............      (0.17)      15.61      8,123        8.01%         126,803      0.84%(g)         1.34%        65.82%
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                    Less Distributions
                             --------------------------------------- ---------------------------------------------------
                                            Net Realized                          Distribution Distribution
                   Net Asset                    and         Total    Distribution   From Net    in Excess   Distribution
                   Value at       Net        Unrealized      From      From Net      Gains        of Net        From
                   Beginning  Investment   Gain/(Loss) on Investment  Investment       on       Investment    Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments  Income/Gains   Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ ------------ ------------
Global Equity
 Year ended
 December 31,
 1999............   $ 9.87      $ 0.10         $ 2.27       $ 2.37      $(0.07)      $  --        $(0.04)      $ --
 Period from May
 1, to December
 31, 1998 (c)....    10.00        0.07          (0.13)       (0.06)      (0.07)         --           --          --
----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.01           2.12         2.13       (0.01)       (0.17)         --
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Year ended
 December 31,
 1999............    12.99       (0.21)          9.06         8.85         --         (2.72)         --          --
 1998............    11.34       (0.05)          1.70         1.65         --           --           --          --
 1997............     9.93       (0.02)          1.44         1.42         --           --           --        (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.01          (0.06)       (0.05)      (0.02)         --           --          --
----------------------------------------------------------------------------------------------------------------------------
International
Balanced
 Year ended
 December 31,
 1999............    11.12        0.29           0.25         0.54       (0.29)       (0.44)       (0.16)      (0.06)
 1998............    10.11        0.34           1.44         1.78       (0.34)       (0.42)         --        (0.01)
 1997............    10.39        0.33          (0.05)        0.28       (0.33)       (0.22)         --        (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.24           0.41         0.65       (0.24)       (0.02)         --          --
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Year ended
 December 31,
 1999............    15.12       (0.19)         17.70        17.51         --         (3.41)         --          --
 1998............    11.93       (0.09)          4.75         4.66         --         (1.32)         --        (0.15)
 1997............    10.22       (0.02)          1.73         1.71         --           --           --          --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.05           0.22         0.27       (0.05)         --           --          --
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.03           1.10         1.13       (0.03)       (0.40)         --          --
----------------------------------------------------------------------------------------------------------------------------
                                                                                Ratios/Supplemental Data
                                                                     -------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to    Portfolio
                       Total        End      (000's)   Investment       (000's)      Average        Average     Turnover
                   Distributions of Period   Omitted   Return(b)        Omitted    Net Assets      Net Assets     Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------ ------------
Global Equity
 Year ended
 December 31,
 1999............     $(0.11)     $12.13      1,839       24.19%       $ 22,311       1.04%(w)        0.96%       49.51%
 Period from May
 1, to December
 31, 1998 (c)....      (0.07)       9.87      1,548       (0.55)%(e)     15,281       1.15%(d)(w)     1.11%(d)    33.17%(e)
----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.18)      11.95      1,040       21.49%(e)      12,430       1.10%(3)(d)     0.21%(d)    26.76%(e)
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth
 Year ended
 December 31,
 1999............      (2.72)      19.12      9,394       70.38%        179,570       0.89%          (0.70)%     113.11%
 1998............        --        12.99      5,763       14.49%         74,849       1.00%(k)       (0.65)%     101.16%
 1997............      (0.01)      11.34      4,298       14.26%         48,761       1.00%(k)       (0.28)%      86.23%
 Period from May
 1, to December
 31, 1996 (c)....      (0.02)       9.93      2,077       (0.50)%(e)     20,633       1.00%(d)(k)     0.12%(d)    50.93%(e)
----------------------------------------------------------------------------------------------------------------------------
International
Balanced
 Year ended
 December 31,
 1999............      (0.95)      10.71      2,950        5.11%         31,577       1.00%(l)        2.73%      131.21%
 1998............      (0.77)      11.12      2,734       17.99%         30,416       1.10%(l)        3.20%      103.55%
 1997............      (0.56)      10.11      2,514        2.65%         25,420       1.10%(l)        3.18%       81.04%
 Period from May
 1, to December
 31, 1996 (c)....      (0.26)      10.39      2,319        6.73%(e)      24,098       1.10%(d)(l)     3.59%(d)    22.21%(e)
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Year ended
 December 31,
 1999............      (3.41)      29.22     15,496      118.31%        452,937       0.93%          (0.68)%     106.06%
 1998............      (1.47)      15.12      6,224       39.07%         94,085       1.10%(m)       (0.64)%     137.01%
 1997............        --        11.93      3,374       16.66%         40,235       1.10%(m)       (0.26)%     124.04%
 Period from May
 1, to December
 31, 1996 (c)....      (0.05)      10.22      1,613        2.69%(e)      16,492       1.10%(d)(m)     0.92%(d)    71.25%(e)
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.43)      10.70        543       11.53%(e)       5,810       0.85%(4)(d)     0.82%(d)    55.68%(e)
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                Income from Investment Operations                    Less Distributions
                             --------------------------------------- ---------------------------------------------------
                                          Net Realized                            Distribution Distribution
                   Net Asset                   and          Total    Distribution   From Net    in excess   Distribution
                   Value at     Net        Unrealized        From      From Net      Gains        of Net        From
                   Beginning Investment    Gain/(Loss)    Investment  Investment       on       Investment    Capital
                   of Period   Income   on Investments(a) Operations    Income    Investments  Income/Gains   Paid in
                   --------- ---------- ----------------- ---------- ------------ ------------ ------------ ------------
Large Cap Value
 Year ended
 December 31,
 1999............   $14.02     $0.27          $0.18         $0.45       $(0.27)      $(0.71)      $ --         $ --
 1998............    13.57      0.28           0.96          1.24        (0.28)       (0.51)        --           --
 1997............    11.09      0.29           2.84          3.13        (0.29)       (0.36)        --           --
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.16           1.22          1.38        (0.16)       (0.13)        --           --
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.04           0.31          0.35        (0.03)       (0.14)      (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.03           0.45          0.48        (0.03)       (0.02)      (0.01)         --
--------------------------------------------------------------------------------------------------------------------------
Money Market
 Year ended
 December 31,
 1999............    10.00      0.45            --           0.45        (0.45)         --          --           --
 1998............    10.00      0.53            --           0.53        (0.53)         --          --           --
 1997............    10.00      0.53            --           0.53        (0.53)         --          --           --
 1996............    10.00      0.52            --           0.52        (0.52)         --          --           --
 1995............    10.00      0.57            --           0.57        (0.57)         --          --           --
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year ended
 December 31,
 1999............    12.19      0.08           0.59          0.67        (0.08)         --          --           --
 1998............    13.87      0.11          (1.68)        (1.57)       (0.11)         --          --           --
 1997............    11.35      0.05           3.59          3.64        (0.05)       (1.07)        --           --
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.04           1.57          1.61        (0.04)       (0.22)        --           --
--------------------------------------------------------------------------------------------------------------------------
                                                                               Ratios/Supplemental Data
                                                                    ------------------------------------------------------
                                            Number of                                                Net
                                 Net Asset   Shares                  Net Assets    Operating      Investment
                                 Value at  Outstanding   Total      End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's)   Investment      (000's)      Average        Average    Turnover
                   Distributions of Period   Omitted   Return(b)       Omitted    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- ------------ ------------- --------------- ----------- ------------
Large Cap Value
 Year ended
 December 31,
 1999............     $(0.98)     $13.49     11,552        3.28%      $155,849       0.85%           1.88%      32.62%
 1998............      (0.79)      14.02      8,799        9.26%       123,365       0.92%           2.08%      18.46%
 1997............      (0.65)      13.57      5,399       28.56%        73,269       1.00%(n)        2.42%      19.21%
 Period from May
 1, to December
 31, 1996 (c)....      (0.29)      11.09      1,784       13.90%(e)     19,781       1.00%(n)(d)     2.74%(d)   19.95%(e)
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.19)      10.16        627        3.58%(e)      6,371       0.85%(5)(d)     1.13%(d)   30.90%(d)
--------------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.06)      10.42        586        4.72%(e)      6,101       1.05%(6)(d)     0.94%(d)   23.03%(d)
--------------------------------------------------------------------------------------------------------------------------
Money Market
 Year ended
 December 31,
 1999............      (0.45)      10.00     45,124        5.05%       451,235       0.31%           4.95%        --
 1998............      (0.53)      10.00     39,519        5.40%       395,195       0.31%           5.29%        --
 1997............      (0.53)      10.00     22,944        5.38%       229,443       0.33%           5.32%        --
 1996............      (0.52)      10.00     21,324        5.32%       213,235       0.30%           5.20%        --
 1995............      (0.57)      10.00     18,591        5.78%       185,909       0.35%           5.62%        --
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value
 Year ended
 December 31,
 1999............      (0.08)      12.78      7,212        5.52%        92,150       0.92%           0.64%     137.06%
 1998............      (0.11)      12.19      7,781      (11.33)%       94,820       0.96%           0.93%     173.33%
 1997............      (1.12)      13.87      4,686       32.17%        64,973       1.05%(o)        0.53%      93.78%
 Period from May
 1, to December
 31, 1996 (c)....      (0.26)      11.35        963       16.18%(e)     10,926       1.05%(d)(o)     0.69%(d)   62.99%(e)
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                        Income from Investment Operations                       Less Distributions
                             ------------------------------------------------------- ----------------------------------------
                                             Net Realized                            Distribution Distributions
                   Net Asset                      and          Total    Distribution   From Net   in Excess of  Distributions
                   Value at       Net         Unrealized        From      From Net      Gains          Net          From
                   Beginning  Investment      Gain/(Loss)    Investment  Investment       on       Investment      Capital
                   of Period Income/(Loss) on Investments(a) Operations    Income    Investments  Income/Gains     Paid in
                   --------- ------------- ----------------- ---------- ------------ ------------ ------------- -------------
Small/Mid Cap
Growth
 Year ended
 December 31,
 1999............   $15.94      $(0.07)          $0.74         $0.67        $--         $(2.41)        --          $(0.17)
 1998............    15.39       (0.02)           0.88          0.86         --          (0.31)        --             --
 1997............    16.52        0.01            0.56          0.57       (0.01)        (1.69)        --             --
 1996............    13.18        0.02            3.99          4.01       (0.02)        (0.65)        --             --
 1995............     9.94       (0.01)           3.58          3.57         --          (0.32)        --           (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Bond Index
 Year ended
 December 31,
 1999............    10.19        0.63           (0.89)        (0.26)      (0.61)          --          --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00        0.42            0.29          0.71       (0.42)        (0.10)        --             --
-----------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       (0.01)           2.03          2.02         --          (0.08)        --             --
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Year ended
 December 31,
 1999............     9.02        0.02            1.77          1.79       (0.03)        (0.96)        --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00         --            (0.98)        (0.98)        --            --          --             --
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00                        0.49          0.49         --          (0.36)        --             --
-----------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Year ended
 December 31,
 1999............    12.46        0.78           (0.99)        (0.21)      (0.78)          --          --             --
 1998............    15.91        0.77           (3.38)        (2.61)      (0.70)        (0.14)        --             --
 1997............    14.64        0.77            1.68          2.45       (0.71)        (0.41)        --           (0.06)
 1996............    11.70        0.76            2.97          3.73       (0.76)        (0.03)        --             --
 1995............    11.16        0.77            0.54          1.31       (0.77)          --          --             --
-----------------------------------------------------------------------------------------------------------------------------
                                                                             Ratios/Supplemental Data
                                                                     --------------------------------------------------
                                                                       Net
                                            Number of                Assets                     Net
                                 Net Asset   Shares                  End of   Operating      Investment
                                 Value at  Outstanding   Total       Period  Expenses to     Income to     Portfolio
                       Total      End of     (000's)   Investment    (000's)   Average        Average      Turnover
                   Distributions  Period     Omitted   Return(b)     Omitted Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------- --------------- ------------- ------------
Small/Mid Cap
Growth
 Year ended
 December 31,
 1999............     $(2.58)     $14.03     181,931       5.15%     $12,963    0.85%          (0.27)%      172.58%
 1998............      (0.31)      15.94     193,332       5.61%      12,129    0.89%          (0.11)%      162.21%
 1997............      (1.70)      15.39     213,612       3.44%      13,884    0.85%           0.09%       331.19%
 1996............      (0.67)      16.52     194,108      30.33%      11,749    0.84%           0.18%       217.84%
 1995............      (0.33)      13.18      54,486      35.96%       4,133    1.00%(h)       (0.11)%      139.31%
-----------------------------------------------------------------------------------------------------------------------------
Bond Index
 Year ended
 December 31,
 1999............      (0.61)       9.32      38,436      (2.57)%      4,125    0.29%(x)        6.56%        17.06%
 Period from May
 1, to December
 31, 1998 (c)....      (0.52)      10.19      28,001       7.20%(e)    2,748    0.40%(d)(x)     6.17%(d)     21.09%(e)
-----------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.08)      11.94      15,074      20.18%(e)    1,263    1.08%(7)(d)    (0.39)%(d)    18.97%(e)
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
CORE
 Year ended
 December 31,
 1999............      (0.99)       9.82       8,248      20.54%         840    0.94%(y)        0.30%       109.12%
 Period from May
 1, to December
 31, 1998 (c)....        --         9.02       5,015      (9.81)%(e)     556    1.05%(d)(y)    (0.01)%(d)    60.51%(e)
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.36)      10.13       5,570       5.08%(e)      550    1.05%(8)(d)    (0.12)%(d)    51.97%(e)
-----------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Year ended
 December 31,
 1999............      (0.78)      11.47     126,214      (1.69)%     11,000    0.70%           6.38%        12.95%
 1998............      (0.84)      12.46     152,789     (16.71)%     12,263    0.69%           5.48%        22.69%
 1997............      (1.18)      15.91     204,131      17.22%      12,830    0.69%           5.12%        20.04%
 1996............      (0.79)      14.64     151,105      33.07%      10,325    0.69%           6.14%        18.37%
 1995............      (0.77)      11.70     108,782      12.31%       9,301    0.73%           6.85%        19.81%
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                              Income from Investment Operations                     Less Distributions
                             ------------------------------------ -------------------------------------------------------
                   Net Asset             Net Realized             Distribution                 Distribution
                   Value at     Net     and Unrealized Total From   From Net    Distribution   in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment  From Net Gains Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    on Investments  Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ -------------- -------------- ------------
Growth & Income
 Year ended
 December 31,
 1999............   $19.49     $0.20        $2.88        $3.08       $(0.20)       $(2.36)         $--           $--
 1998............    16.61      0.23         4.75         4.98        (0.23)        (1.87)          --            --
 1997............    14.65      0.27         4.07         4.34        (0.27)        (2.11)          --            --
 1996............    13.94      0.34         2.43         2.77        (0.34)        (1.72)          --            --
 1995............    11.50      0.36         3.53         3.89        (0.36)        (1.09)          --            --
--------------------------------------------------------------------------------------------------------------------------
Managed
 Year ended
 December 31,
 1999............    15.64      0.44         0.94         1.38        (0.43)        (1.14)          --            --
 1998............    14.35      0.46         2.43         2.89        (0.46)        (1.09)          --          (0.05)
 1997............    13.35      0.59         1.86         2.45        (0.59)        (0.78)          --          (0.08)
 1996............    13.73      0.61         0.81         1.42        (0.61)        (1.19)          --            --
 1995............    11.96      0.62         2.56         3.18        (0.62)        (0.79)          --            --
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Year ended
 December 31,
 1999............    10.05      0.61        (0.33)        0.28        (0.61)          --            --            --
 1998............    10.08      0.61        (0.03)        0.58        (0.61)          --            --            --
 1997............    10.05      0.59         0.03         0.62        (0.59)          --            --            --
 1996............    10.23      0.54        (0.18)        0.36        (0.54)          --            --            --
 1995............     9.66      0.50         0.59         1.09        (0.50)        (0.02)          --           --(f)
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Year ended
 December 31,
 1999............    11.59      0.09        (0.50)       (0.41)       (0.07)        (0.01)        (0.18)          --
 1998............    12.40      0.07        (0.81)       (0.74)       (0.07)          --            --            --
 1997............    10.73      0.08         2.66         2.74        (0.08)        (0.99)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.07         0.96         1.03        (0.07)        (0.23)          --            --
                                                                               Ratios/Supplemental Data
                                                                    ------------------------------------------------------
                                            Number of                                                Net
                                 Net Asset   Shares                  Net Assets    Operating      Investment
                                 Value at  Outstanding   Total      End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's)   Investment      (000's)      Average        Average    Turnover
                   Distributions of Period   Omitted   Return(b)       Omitted    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- ------------ ------------- --------------- ----------- ------------
Growth & Income
 Year ended
 December 31,
 1999............     $(2.56)     $20.01     210,823     16.23%      $4,218,841      0.28%           0.98%      70.16%
 1998............      (2.10)      19.49     188,319     30.25%       3,670,785      0.27%           1.24%      48.45%
 1997............      (2.38)      16.61     167,773     29.79%       2,785,964      0.28%           1.61%      74.56%
 1996............      (2.06)      14.65     139,748     20.10%       2,047,927      0.27%           2.24%      81.02%
 1995............      (1.45)      13.94     114,666     34.21%       1,598,585      0.28%           2.70%      73.54%
--------------------------------------------------------------------------------------------------------------------------
Managed
 Year ended
 December 31,
 1999............      (1.57)      15.45     222,091      9.10%       3,430,919      0.36%           2.75%     203.86%
 1998............      (1.60)      15.64     211,171     20.42%       3,301,910      0.36%           2.99%     160.57%
 1997............      (1.45)      14.35     195,139     18.72%       2,800,127      0.37%           4.18%     200.41%
 1996............      (1.80)      13.35     178,745     10.72%       2,386,660      0.36%           4.41%     113.61%
 1995............      (1.41)      13.73     152,544     27.09%       2,093,964      0.38%           4.66%     187.67%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Year ended
 December 31,
 1999............      (0.61)       9.72       7,081      2.96%          68,844      0.43%           6.25%     100.04%
 1998............      (0.61)      10.05       7,682      5.82%          77,194      0.53%           6.17%     184.50%
 1997............      (0.59)      10.08       5,070      6.41%          51,120      0.57%           5.67%     108.29%
 1996............      (0.54)      10.05       5,840      3.61%          58,676      0.75%(j)        5.66%      20.68%
 1995............      (0.52)      10.23       1,750     11.49%          17,911      0.75%(j)        5.52%     109.77%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Year ended
 December 31,
 1999............      (0.26)      10.92       6,311     (3.43)%         68,900      0.95%(p)        0.78%     117.33%
 1998............      (0.07)      11.59       5,531      5.96%          64,095      1.05%(p)        0.63%     100.83%
 1997............      (1.07)      12.40       3,488     25.57%          43,261      1.05%(p)        0.68%     126.10%
 Period from May
 1, to December
 31, 1996 (c)....      (0.30)      10.73         982     10.33%(e)       10,541      1.05%(d)(p)     1.15%(d)   66.31%(e)

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                   Less Distributions
                             ------------------------------------ ---------------------------------------------------
                                         Net Realized                          Distribution Distribution
                   Net Asset                 and         Total    Distribution   From Net   in Excess of Distribution
                   Value at     Net       Unrealized      From      From Net      Gains         Net          From
                   Beginning Investment Gain/(Loss) on Investment  Investment       on       Investment    Capital
                   of Period   Income   Investments(a) Operations    Income    Investments  Income/Gains   Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ ------------ ------------
International Op-
portunities
 Year ended
 December 31,
 1999............   $12.21     $0.10        $3.95        $4.05       $(0.11)      $(0.94)      $(0.04)      $ --
 1998............    10.63      0.11         1.57         1.68        (0.10)         --           --          --
 1997............    10.60      0.10         0.11         0.21        (0.10)       (0.08)         --          --
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.07         0.60         0.67        (0.07)         --           --          --
------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Year ended
 December 31,
 1999............    17.70      0.27         3.41         3.68        (0.26)       (0.66)         --          --
 1998............    14.21      0.25         3.76         4.01        (0.24)       (0.28)         --          --
 1997............    11.10      0.24         3.41         3.65        (0.24)       (0.25)         --        (0.05)
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.15         1.26         1.41        (0.15)       (0.10)         --        (0.06)
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Year ended
 December 31,
 1999............     9.23      0.72        (0.26)        0.46        (0.70)                      --          --
 Period from May
 1, to
 December 31,
 1998 (c)........    10.00      0.46        (0.76)       (0.30)       (0.46)       (0.01)         --          --
------------------------------------------------------------------------------------------------------------------------------
Global Bond
 Year ended
 December 31,
 1999............    10.60      0.48        (0.70)       (0.22)       (0.56)         --           --          --
 1998............    10.24      0.54         0.38         0.92        (0.29)       (0.09)         --        (0.18)
 1997............    10.16      0.59         0.30         0.89        (0.61)       (0.15)         --        (0.05)
 Period from May
 1, to
 December 31,
 1996 (c)........    10.00      0.38         0.28         0.66        (0.38)       (0.12)         --          --
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Ratios/Supplemental Data
                                                                        ------------------------------------------------------
                                            Number of                                                    Net
                                 Net Asset   Shares                      Net Assets    Operating      Investment
                                 Value at  Outstanding   Total          End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's)   Investment          (000's)      Average        Average    Turnover
                   Distributions of Period   Omitted   Return(b)           Omitted    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- ---------------- ------------- --------------- ----------- ------------
International Op-
portunities
 Year ended
 December 31,
 1999............     $(1.09)     $15.17      5,259      34.01 %          $ 79,794       1.02%(q)        0.77%      34.02%
 1998............      (0.10)      12.21      5,260      15.92 %            64,250       1.16%(q)        0.89%      18.67%
 1997............      (0.18)      10.63      2,882       1.95 %            30,631       1.22%(q)        0.65%      21.09%
 Period from May
 1, to
 December 31,
 1996 (c)........      (0.07)      10.60      1,689       6.72 %(e)         17,898       1.25%(d)(q)     0.87%(d)    5.46%(e)
------------------------------------------------------------------------------------------------------------------------------
Equity Index
 Year ended
 December 31,
 1999............      (0.92)      20.46     22,060      21.08 %           451,296       0.00%(r)        1.42%      55.24%
 1998............      (0.52)      17.70     13,139      28.45 %           232,578       0.00%(r)        1.59%      43.31%
 1997............      (0.54)      14.21      7,134      32.79 %(v)        101,390       0.00%(r)        1.97%      64.56%
 Period from May
 1, to
 December 31,
 1996 (c)........      (0.31)      11.10      1,320      14.23 %(e)(u)      14,650       0.00%(d)(r)     2.47%(d)   15.72%(e)
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Year ended
 December 31,
 1999............      (0.70)       8.99      2,217       5.13 %            19,921       0.80%(z)        7.94%      38.62%
 Period from May
 1, to
 December 31,
 1998 (c)........      (0.47)       9.23      1,602      (2.98)%(e)         14,789       0.90%(d)(z)     7.43%(d)   17.67%(e)
------------------------------------------------------------------------------------------------------------------------------
Global Bond
 Year ended
 December 31,
 1999............      (0.56)       9.82      7,230      (2.16)%            70,991       0.83%(s)        4.70%     332.06%
 1998............      (0.56)      10.60      6,301       9.15 %            66,791       0.95%(s)        5.27%     186.70%
 1997............      (0.81)      10.24      2,797       9.05 %            28,647       1.00%(s)        5.80%      69.38%
 Period from May
 1, to
 December 31,
 1996 (c)........      (0.50)      10.16      1,271       6.71 %(e)         12,907       1.00%(d)(s)     6.05%(d)  171.39%(e)
------------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized.
(e) Not annualized.

(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .38%, .63%, and .87% for the years ended December 31, 1999, 1998, and 1995, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.91% for the year ended December 31, 1995.
(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 3.44%, and 3.69% for the years ended December 31, 1999 and 1998, respectively.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79%, and 1.83% for the years ended December 31, 1996, and 1995, respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.05%, 1.12%, and 1.55%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.31%, 1.82, 1.56%, and 1.44% for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.13%, 1.42%, and 2.34%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, and 1.89%, for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14%, and 2.15%, for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .96%, 1.08%, 1.30%, and 2.06%, for the years ended December 31, 1999, 1998, 1997 and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.15%, 1.46%, 1.57%, and 2.76%, for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .22%, .34%, .65%, and 1.61%, for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.84%, 1.02%, 1.32%, and 1.57%, for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(t) The Total Return includes the effect of the capital contribution of $.32 per share. The Total Investment Return without the capital contribution would have been 79.02%.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.04 per share. The total Investment Return without the capital contribution would have been 32.47%.
(w) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.26%, and 2.47%, for the years ended December 31, 1999, and 1998, respectively.
(x) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .35%, and .71%, for the years ended December 31, 1999, and 1998, repectively.
(y) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.24%, and 4.55%, for the years ended December 31, 1999, and 1998, respectively.
(z) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.04%, and 2.03%, for the years ended December 31, 1999, and 1998, respectively.
(1) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% for the year ended December 31, 1999.
(2) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .96% for the year ended December 31, 1999.
(3) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.71% for the year ended December 31, 1999.
(4) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.20% for the year ended December 31, 1999.
(5) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17% for the year ended December 31, 1999.
(6) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.42% for the year ended December 31, 1999.
(7) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.17% for the year ended December 31, 1999.
(8) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.61% for the year ended December 31, 1999.
(*) During 1999 the Fund entered into a new Sub-Advisory Agreement with Morgan
    Stanley Dean Witter Investment Management, Inc.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO


                                                               Market
              Name of Issuer                  Shares           Value
                                                               (000's)
COMMON STOCK
Aerospace and Defense - 4.1%
 B.F. Goodrich Co. . . . . . . . . . . . .    170,700        $    4,694
 General Dynamics Corp.  . . . . . . . . .    106,900             5,639
 Honeywell International, Inc. . . . . . .    280,000            16,153
 United Technologies Corp. . . . . . . . .    456,500            29,672
                                                             ----------
                                                                 56,158
Agricultural Operations - 1.3%
 Monsanto Co.  . . . . . . . . . . . . . .    484,500            17,260

Auto and Truck Parts - 0.4%
 Lear Corp. *  . . . . . . . . . . . . . .    146,600             4,691

Banks - 0.3%
 Comerica, Inc.  . . . . . . . . . . . . .    100,000             4,669

Brokerage and Investment Management - 0.2%
 E*TRADE Group, Inc. * . . . . . . . . . .    100,000             2,613

Computer Equipment - 9.6%
 Comverse Technology, Inc. * . . . . . . .     25,000             3,619
 Dell Computer Corp. * . . . . . . . . . .    603,800            30,794
 Hewlett-Packard Co. . . . . . . . . . . .     96,900            11,040
 Intel Corp. . . . . . . . . . . . . . . .    686,200            56,483
 International Business Machines Corp. . .    230,000            24,840
 Network Appliance, Inc. * . . . . . . . .     67,800             5,632
                                                             ----------
                                                                132,408
Computer Software and Services - 17.0%
 America Online, Inc. *  . . . . . . . . .    624,600            47,118
 Computer Associates International, Inc. .    321,100            22,457
 EMC Corp. * . . . . . . . . . . . . . . .    100,000            10,925
 First Data Corp.  . . . . . . . . . . . .    145,200             7,160
 Microsoft Corp. . . . . . . . . . . . . .    739,300            86,314
 Oracle Corp. *  . . . . . . . . . . . . .    351,100            39,345
 Sun Microsystems, Inc. *  . . . . . . . .    138,200            10,702
 Yahoo!, Inc. *  . . . . . . . . . . . . .     25,700            11,120
                                                             ----------
                                                                235,141
Consumer - Miscellaneous - 1.5%
 Avery Dennison Corp.  . . . . . . . . . .    148,500            10,822
 Black & Decker Corp.  . . . . . . . . . .    185,800             9,708
                                                             ----------
                                                                 20,530
Cosmetics and Personal Care Products - 1.0%
 Avon Products, Inc. . . . . . . . . . . .    214,900             7,092
 Dial Corp.  . . . . . . . . . . . . . . .    284,900             6,926
                                                             ----------
                                                                 14,018
Diversified Operations - 7.9%
 Danaher Corp. . . . . . . . . . . . . . .    124,500             6,007
 General Electric Co.  . . . . . . . . . .    402,000            62,209
 Illinois Tool Works, Inc. . . . . . . . .    200,700            13,560
 Reynolds & Reynolds Co. - Cl. A . . . . .    281,100             6,325
 Textron, Inc. . . . . . . . . . . . . . .     68,800             5,276
 Tyco International, Ltd.  . . . . . . . .    404,800            15,737
                                                             ----------
                                                                109,114
Electronic Products and Services - 12.0%
 Altera Corp. *  . . . . . . . . . . . . .    116,900             5,794
 Analog Devices, Inc. *  . . . . . . . . .     48,801             4,538
 Cisco Systems, Inc. * . . . . . . . . . .    761,500            81,576
 Linear Technology Corp. . . . . . . . . .    100,000             7,156
 LSI Logic Corp. * . . . . . . . . . . . .     68,800             4,644
 Maxim Integrated Products, Inc. * . . . .    256,000            12,080
 Pitney Bowes, Inc.  . . . . . . . . . . .    125,300             6,054
 SCI Systems, Inc. * . . . . . . . . . . .     88,000             7,232
 Teradyne, Inc. *  . . . . . . . . . . . .    100,000             6,600
 Texas Instruments, Inc. . . . . . . . . .    267,200            25,885
 Xilinx, Inc. *  . . . . . . . . . . . . .    106,000             4,820
                                                             ----------
                                                                166,379
Financial Services - 2.1%
 Associates First Capital Corp. - Cl. A *      96,700             2,653
 Citigroup, Inc. . . . . . . . . . . . . .    473,500            26,309
                                                             ----------
                                                                 28,962
Food, Beverage and Tobacco - 2.2%
 Anheuser-Busch Cos., Inc. . . . . . . . .     51,300             3,636
 Kellogg Co. . . . . . . . . . . . . . . .    134,400             4,141
 Philip Morris Cos., Inc.  . . . . . . . .    254,800             5,908
 Quaker Oats Co. . . . . . . . . . . . . .    178,200            11,695
 UST, Inc. . . . . . . . . . . . . . . . .    189,900             4,783
                                                             ----------
                                                                 30,163
Health Care Products - 12.3%
 Allergan, Inc.  . . . . . . . . . . . . .    105,000             5,224
 Amgen, Inc. * . . . . . . . . . . . . . .    127,500             7,658
 Bristol-Myers Squibb Co.  . . . . . . . .    311,000            19,962
 Cardinal Health, Inc. . . . . . . . . . .    103,300             4,946
 Eli Lilly & Co. . . . . . . . . . . . . .    106,100             7,056
 Genetech, Inc. *  . . . . . . . . . . . .     45,600             6,133
 Johnson & Johnson . . . . . . . . . . . .    210,600            19,612
 Merck & Co., Inc. . . . . . . . . . . . .    346,600            23,244
 Pfizer, Inc.  . . . . . . . . . . . . . .    669,300            21,710
 Schering-Plough Corp. . . . . . . . . . .    660,100            27,848
 Warner-Lambert Co.  . . . . . . . . . . .    329,200            26,974
                                                             ----------
                                                                170,367
Health Care Services - 0.1%
 HEALTHSOUTH Corp. * . . . . . . . . . . .    318,400             1,711

Insurance - 2.2%
 American General Corp.  . . . . . . . . .     46,800             3,551
 AXA Financial, Inc. . . . . . . . . . . .    264,800             8,970
 Hartford Financial Services Group, Inc. .     57,300             2,715
 Marsh & McLennan Cos., Inc. . . . . . . .     67,700             6,478
 PartnerRe, Ltd. . . . . . . . . . . . . .    156,100             5,063
 XL Capital, Ltd. - Cl. A  . . . . . . . .     79,500             4,124
                                                             ----------
                                                                 30,901
Machinery - 0.8%
 Ingersoll-Rand Co.  . . . . . . . . . . .    200,000            11,012

Media - Publishing - 1.2%
 AT&T Corp. - Liberty Media Group - Cl. A*    300,000            17,025

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
                                                               Market
              Name of Issuer                  Shares           Value
                                                               (000's)
COMMON STOCK - CONTINUED
Media - TV / Radio - 1.9%
 CBS Corp. * . . . . . . . . . . . . . . .    160,000        $   10,230
 Time Warner, Inc. . . . . . . . . . . . .    220,900            16,001
                                                             ----------
                                                                 26,231
Paper and Forest Products - 0.4%
 Kimberly-Clark Corp.  . . . . . . . . . .     75,000             4,894

Personal and Commercial Lending - 0.5%
 MBNA Corp.  . . . . . . . . . . . . . . .    254,900             6,946

Pollution Control - 0.2%
 Allied Waste Industries, Inc. * . . . . .    372,300             3,281

Retail - Department Stores - 6.7%
 Dayton Hudson Corp. . . . . . . . . . . .     92,400             6,786
 Gap, Inc. . . . . . . . . . . . . . . . .    100,000             4,600
 Home Depot, Inc.  . . . . . . . . . . . .    467,400            32,046
 Limited, Inc. . . . . . . . . . . . . . .     65,000             2,815
 Lowe's Cos., Inc. . . . . . . . . . . . .     98,900             5,909
 Tandy Corp. . . . . . . . . . . . . . . .    186,900             9,193
 TJX Cos., Inc.  . . . . . . . . . . . . .    381,600             7,799
 Wal-Mart Stores, Inc. . . . . . . . . . .    341,000            23,572
                                                             ----------
                                                                 92,720
Retail - Food - 0.5%
 Brinker International, Inc. * . . . . . .    133,400             3,202
 Outback Steakhouse, Inc. *  . . . . . . .    159,700             4,142
                                                             ----------
                                                                  7,344
Shoe and Apparel Manufacturing - 0.8%
 Tommy Hilfiger Corp. *  . . . . . . . . .    453,700            10,577

Telecommunication Equipment - 4.7%
 ADC Telecommunications, Inc. *  . . . . .     69,600             5,050
 Lucent Technologies, Inc. . . . . . . . .    536,500            40,137
 Nokia Oyj - ADR . . . . . . . . . . . . .     23,000             4,370
 Tellabs, Inc. * . . . . . . . . . . . . .    246,800            15,842
                                                             ----------
                                                                 65,399
Telecommunication Services - 3.2%
 Clear Channel Communications, Inc. *  . .    307,300            27,427
 Sprint PCS (PCS Group) *  . . . . . . . .    165,000            16,912
                                                             ----------
                                                                 44,339
Telephone - 2.9%
 MCI WorldCom, Inc. *. . . . . . . . . . .    750,000            39,797

Transportation Services - 0.3%
 Kansas City Southern Industries, Inc. . .     56,500             4,216

U.S. Government Agencies - 1.2%
 Federal National Mortgage Assoc.  . . . .    262,900            16,414
                                                             ----------
                        TOTAL COMMON STOCK-      99.5%        1,375,280

SHORT-TERM INVESTMENTS - 0.5%
 Investment in joint trading account
  (Note B)
  5.242% due 01/03/00  . . . . . . . . . .      6,510             6,510
                                             --------        ----------
                         TOTAL INVESTMENTS-     100.0%        1,381,790
       Cash and Receivables, less payables-       0.0%              683
                                             --------        ----------
                                NET ASSETS-     100.0%       $1,382,473
                                             ========        ==========

*Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
FUNDAMENTAL MID CAP GROWTH PORTFOLIO

                                                            Market
               Name of Issuer                 Shares         Value
                                                            (000's)
COMMON STOCK
Commercial Services - 3.8%
 True North Communications  . . . . . . . .    3,000      $    134
 Young & Rubicam, Inc.  . . . . . . . . . .    3,000           212
                                                          --------
                                                               346
Computer Equipment - 4.2%
 Comverse Technology, Inc. *  . . . . . . .      500            72
 Network Appliance, Inc. *  . . . . . . . .      800            66
 Redback Networks, Inc. * . . . . . . . . .    1,000           178
 VERITAS Software Corp. * . . . . . . . . .      500            72
                                                          --------
                                                               388
Computer Software and Services - 10.9%
 Brocade Communications Systems, Inc. * . .      400            71
 Citrix Systems, Inc. * . . . . . . . . . .    1,000           123
 Clarent Corp. *  . . . . . . . . . . . . .      700            54
 i2 Technologies, Inc. *  . . . . . . . . .      200            39
 Legato Systems, Inc. * . . . . . . . . . .    2,000           137
 Mercury Interactive Corp. *  . . . . . . .    1,500           162
 Micromuse, Inc. *  . . . . . . . . . . . .      500            85
 Portal Software, Inc. *  . . . . . . . . .    1,000           103
 Rational Software Corp. *  . . . . . . . .    1,300            64
 Research in Motion, Ltd. * . . . . . . . .    3,500           162
                                                          --------
                                                             1,000
Electric Power - 2.8%
 AES Corp. *  . . . . . . . . . . . . . . .      800            60
 Calpine Corp. *  . . . . . . . . . . . . .    3,000           192
                                                          --------
                                                               252
Electronic Products and Services - 19.4%
 Applied Micro Circuits Corp. * . . . . . .    1,300           165
 Electronics for Imaging, Inc. *  . . . . .    2,500           145
 Emulex Corp. * . . . . . . . . . . . . . .    1,000           112
 Optical Coating Laboratory, Inc. . . . . .    1,300           385
 PMC-Sierra, Inc. * . . . . . . . . . . . .    1,000           160
 QLogic Corp. * . . . . . . . . . . . . . .    2,000           320
 SDL, Inc. *  . . . . . . . . . . . . . . .    1,700           371
 Vitesse Semiconductor Corp. *  . . . . . .    2,300           121
                                                          --------
                                                             1,779
Food, Beverage and Tobacco - 1.4%
 Adolph Coors Co. - Cl. B . . . . . . . . .    2,500           131
Health Care Products - 5.0%
 Affymetrix, Inc. * . . . . . . . . . . . .    1,300           221
 MedImmune, Inc. *  . . . . . . . . . . . .    1,000           166
 MiniMed, Inc. *  . . . . . . . . . . . . .    1,000            73
                                                          --------
                                                               460
Health Care Services - 4.3%
 Biogen, Inc. * . . . . . . . . . . . . . .      500            42
 Idec Pharmaceuticals Corp. . . . . . . . .    3,600           354
                                                          --------
                                                               396
Leisure and Recreation - 1.6%
 Royal Caribbean Cruises, Ltd.  . . . . . .    3,000           148

Media - TV / Radio - 9.0%
 Charter Communications, Inc. - Cl. A * . .    4,600           101
 Hispanic Broadcasting Corp. *  . . . . . .    2,000           184
 Spanish Broadcasting Systems, Inc. * . . .    4,000           161
 TV Guide, Inc. - Cl. A * . . . . . . . . .    6,000           258
 Univision Communications, Inc. - Cl. A * .    1,200           123
                                                          --------
                                                               827
Oil and Natural Gas Exploration and Production - 1.8%
 Kinder Morgan, Inc.  . . . . . . . . . . .    8,000           162
Retail - Department Stores - 10.3%
 American Eagle Outfitters, Inc. *  . . . .    1,200            54
 Bed Bath & Beyond, Inc. *  . . . . . . . .    4,000           139
 BJ's Wholesale Club, Inc.  . . . . . . . .    2,500            91
 Circuit City Stores, Inc.  . . . . . . . .    1,500            68
 Kohl's Corp. . . . . . . . . . . . . . . .      500            36
 Tandy Corp.  . . . . . . . . . . . . . . .    3,000           147
 Tiffany & Co.  . . . . . . . . . . . . . .    3,000           268
 Williams-Sonoma, Inc.  . . . . . . . . . .    3,000           138
                                                          --------
                                                               941
Telecommunication Equipment - 18.0%
 ANTEC Corp.  . . . . . . . . . . . . . . .    3,500           128
 CIENA Corp. *  . . . . . . . . . . . . . .    2,000           115
 CommScope, Inc. *  . . . . . . . . . . . .    1,500            60
 E-Tek Dynamics, Inc. * . . . . . . . . . .    2,700           363
 Efficient Networks, Inc. * . . . . . . . .    2,000           136
 Finisar Corp. *  . . . . . . . . . . . . .    1,000            90
 Harmonic, Inc. * . . . . . . . . . . . . .    3,400           323
 JDS Uniphase Corp. * . . . . . . . . . . .      800           129
 Next Level Communications, Inc. *  . . . .    2,000           150
 RF Micro Devices, Inc. * . . . . . . . . .    1,500           103
 Scientific-Atlanta, Inc. . . . . . . . . .    1,000            55
                                                          --------
                                                             1,652
Telecommunication Services - 1.6%
 Broadwing, Inc.  . . . . . . . . . . . . .    4,000           148
Transportation Services - 1.4%
 Expeditors International of Washington,
  Inc.. . . . . . . . . . . . . . . . . . .    3,000           131
                                                          --------
                         TOTAL COMMON STOCK-    95.5%        8,761
                                                Par

                                               Value

                                              (000's)
SHORT-TERM INVESTMENTS - 3.6%
 Investment in joint trading account (Note
  B)
  5.242% due 01/03/00 . . . . . . . . . . .   $  329           329
                                              ------      --------
                          TOTAL INVESTMENTS-    99.1%        9,090
       Cash and receivables, less payables -     0.9%           85
                                              ------      --------
                                 NET ASSETS-   100.0%       $9,175
                                              ======      ========

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                                 Market
                Name of Issuer                   Shares          Value
                                                                 (000's)
COMMON STOCK
Aerospace and Defense - 3.4%
 General Dynamics Corp. . . . . . . . . . . .    2,200          $   116
 Honeywell International, Inc.  . . . . . . .    2,737              158
 United Technologies Corp.  . . . . . . . . .    2,000              130
                                                                -------
                                                                    404
Agricultural Operations - 0.8%
 Monsanto Co. . . . . . . . . . . . . . . . .    2,600               93

Automobile - 0.8%
 Ford Motor Co. . . . . . . . . . . . . . . .    1,700               91

Banks - 2.9%
 Bank of America Corp.  . . . . . . . . . . .      900               45
 Charter One Financial, Inc.  . . . . . . . .    1,575               30
 Fifth Third Bancorp  . . . . . . . . . . . .      500               37
 FleetBoston Financial Corp.  . . . . . . . .    2,200               77
 KeyCorp  . . . . . . . . . . . . . . . . . .    1,700               38
 Suntrust Banks, Inc. . . . . . . . . . . . .      400               27
 Wells Fargo & Co.  . . . . . . . . . . . . .    2,100               85
                                                                -------
                                                                    339
Brokerage and Investment Management - 0.4%
 Morgan Stanley, Dean Witter, Discover & Co.       300               43

Chemicals - 0.2%
 Hercules, Inc. . . . . . . . . . . . . . . .      900               25

Commercial Services - 0.2%
 R.R. Donnelley & Sons Co.  . . . . . . . . .      800               20

Computer Equipment - 4.5%
 Dell Computer Corp. *  . . . . . . . . . . .    2,100              107
 Hewlett-Packard Co.  . . . . . . . . . . . .      400               45
 Intel Corp.  . . . . . . . . . . . . . . . .    2,600              214
 International Business Machines Corp.  . . .    1,600              173
                                                                -------
                                                                    539
Computer Software and Services - 8.7%
 America Online, Inc. * . . . . . . . . . . .    2,300              173
 Computer Associates International, Inc.  . .    1,100               77
 EMC Corp. *  . . . . . . . . . . . . . . . .      600               66
 First Data Corp. . . . . . . . . . . . . . .    1,100               54
 Microsoft Corp.  . . . . . . . . . . . . . .    4,000              467
 Oracle Corp. * . . . . . . . . . . . . . . .    1,000              112
 Yahoo!, Inc. * . . . . . . . . . . . . . . .      200               87
                                                                -------
                                                                  1,036
Consumer - Miscellaneous - 1.1%
 American Greetings Corp. - Cl. A . . . . . .      800               19
 Avery Dennison Corp. . . . . . . . . . . . .      800               58
 Black & Decker Corp. . . . . . . . . . . . .    1,000               52
                                                                -------
                                                                    129
Cosmetics and Personal Care Products - 0.7%
 Avon Products, Inc.  . . . . . . . . . . . .    1,300               43
 Dial Corp. . . . . . . . . . . . . . . . . .    1,600               39
                                                                -------
                                                                     82
Diversified Operations - 4.8%
 General Electric Co. . . . . . . . . . . . .    1,800              279
 Illinois Tool Works, Inc.  . . . . . . . . .    1,208               82
 Textron, Inc.  . . . . . . . . . . . . . . .    1,400              107
 Tyco International, Ltd. . . . . . . . . . .    2,600              101
                                                                -------
                                                                    569
Electric Power - 2.7%
 Ameren Corp. . . . . . . . . . . . . . . . .      800               26
 Constellation Energy Group . . . . . . . . .      700               20
 Edison International . . . . . . . . . . . .    5,200              136
 Peco Energy Co.  . . . . . . . . . . . . . .      900               31
 Reliant Energy, Inc. . . . . . . . . . . . .    2,000               46
 Southern Co. . . . . . . . . . . . . . . . .    2,500               59
                                                                -------
                                                                    318
Electronic Products and Services - 6.0%
 Altera Corp. * . . . . . . . . . . . . . . .      500               25
 Cisco Systems, Inc. *  . . . . . . . . . . .    3,000              321
 Linear Technology Corp.  . . . . . . . . . .      300               21
 LSI Logic Corp. *  . . . . . . . . . . . . .      300               20
 Maxim Integrated Products, Inc. *  . . . . .    1,400               66
 Pitney Bowes, Inc. . . . . . . . . . . . . .    1,200               58
 SCI Systems, Inc. *  . . . . . . . . . . . .      500               41
 Texas Instruments, Inc.  . . . . . . . . . .    1,000               97
 Xilinx, Inc. * . . . . . . . . . . . . . . .    1,400               64
                                                                -------
                                                                    713
Financial Services - 2.8%
 Associates First Capital Corp. - Cl. A * . .    1,400               38
 Citigroup, Inc.  . . . . . . . . . . . . . .    4,900              272
 Mellon Financial Corp. . . . . . . . . . . .      600               21
                                                                -------
                                                                    331
Food, Beverage and Tobacco - 1.6%
 Anheuser-Busch Cos., Inc.  . . . . . . . . .      900               64
 Kellogg Co.  . . . . . . . . . . . . . . . .      900               28
 Philip Morris Cos., Inc. . . . . . . . . . .    1,800               42
 Quaker Oats Co.  . . . . . . . . . . . . . .      300               19
 Sysco Corp.  . . . . . . . . . . . . . . . .    1,000               39
                                                                -------
                                                                    192
Health Care Products - 7.1%
 Allergan, Inc. . . . . . . . . . . . . . . .      800               40
 American Home Products Corp. * . . . . . . .    1,100               43
 Baxter International, Inc. . . . . . . . . .    1,000               63
 Bristol-Myers Squibb Co. . . . . . . . . . .    2,400              154
 Eli Lilly & Co.  . . . . . . . . . . . . . .      400               27
 Genetech, Inc. * . . . . . . . . . . . . . .      200               27
 Johnson & Johnson  . . . . . . . . . . . . .    1,000               93
 Merck & Co., Inc.  . . . . . . . . . . . . .    1,000               67
 Pfizer, Inc. . . . . . . . . . . . . . . . .    2,000               65
 Schering-Plough Corp.  . . . . . . . . . . .    3,300              139
 Warner-Lambert Co. . . . . . . . . . . . . .    1,600              131
                                                                -------
                                                                    849

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                                 Market
                Name of Issuer                   Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Household Appliances / Furnishings - 0.2%
 Leggett & Platt, Inc.  . . . . . . . . . . .    1,000          $    21
Insurance - 3.8%
 American General Corp. . . . . . . . . . . .    1,900              144
 AXA Financial, Inc.  . . . . . . . . . . . .    3,400              115
 Hartford Financial Services Group, Inc.  . .      700               33
 Lincoln National Corp. . . . . . . . . . . .    1,700               68
 XL Capital, Ltd. - Cl. A . . . . . . . . . .    1,800               94
                                                                -------
                                                                    454
Machinery - 0.7%
 Ingersoll-Rand Co. . . . . . . . . . . . . .    1,500               83

Media - TV / Radio - 1.7%
 CBS Corp. *  . . . . . . . . . . . . . . . .    1,100               70
 Time Warner, Inc.  . . . . . . . . . . . . .    1,900              138
                                                                -------
                                                                    208
Oil - 1.8%
 Atlantic Richfield Co. (ARCO)  . . . . . . .    1,400              121
 Royal Dutch Petroleum Co. - NY Shares  . . .    1,600               97
                                                                -------
                                                                    218
Oil - Equipment and Services - 0.9%
 Exxon Mobil Corp.  . . . . . . . . . . . . .    1,300              105

Oil and Natural Gas Exploration and Production - 0.9%
 Chevron Corp.  . . . . . . . . . . . . . . .      600               52
 Kerr-McGee Corp. . . . . . . . . . . . . . .      500               31
 USX-Marathon Group . . . . . . . . . . . . .    1,200               30
                                                                -------
                                                                    113
Paper and Forest Products - 1.5%
 Boise Cascade Corp.  . . . . . . . . . . . .      600               24
 Champion International Corp. . . . . . . . .      400               25
 Georgia-Pacific Corp.  . . . . . . . . . . .      600               30
 International Paper Co.  . . . . . . . . . .      200               11
 Kimberly-Clark Corp. . . . . . . . . . . . .    1,100               72
 Willamette Industries, Inc.  . . . . . . . .      400               19
                                                                -------
                                                                    181
Personal and Commercial Lending - 0.7%
 Household International, Inc.  . . . . . . .      900               34
 MBNA Corp. . . . . . . . . . . . . . . . . .    1,800               49
                                                                -------
                                                                     83
Retail - Department Stores - 4.9%
 Dayton Hudson Corp.  . . . . . . . . . . . .      800               59
 Gap, Inc.  . . . . . . . . . . . . . . . . .    1,300               60
 Home Depot, Inc. . . . . . . . . . . . . . .    2,250              154
 Limited, Inc.  . . . . . . . . . . . . . . .    1,000               43
 Lowe's Cos., Inc.  . . . . . . . . . . . . .      700               42
 Tandy Corp.  . . . . . . . . . . . . . . . .      500               25
 TJX Cos., Inc. . . . . . . . . . . . . . . .    2,500               51
 Wal-Mart Stores, Inc.  . . . . . . . . . . .    2,200              152
                                                                -------
                                                                    586
Retail - Food - 0.3%
 Brinker International, Inc. *  . . . . . . .    1,500               36

Telecommunication Equipment - 1.9%
 Lucent Technologies, Inc.  . . . . . . . . .    2,000              150
 Nokia Oyj - ADR  . . . . . . . . . . . . . .      100               19
 Tellabs, Inc. *  . . . . . . . . . . . . . .      800               51
                                                                -------
                                                                    220
Telecommunication Services - 1.1%
 Clear Channel Communications, Inc. * . . . .    1,200              107
 Sprint PCS (PCS Group) * . . . . . . . . . .      200               21
                                                                -------
                                                                    128
Telephone - 4.2%
 AT&T Corp. . . . . . . . . . . . . . . . . .    1,900               96
 Bell Atlantic Corp.  . . . . . . . . . . . .      400               25
 BellSouth Corp.  . . . . . . . . . . . . . .    2,000               93
 GTE Corp.  . . . . . . . . . . . . . . . . .      400               28
 MCI WorldCom, Inc. * . . . . . . . . . . . .    3,750              199
 SBC Communications, Inc. . . . . . . . . . .      526               26
 Sprint Corp. . . . . . . . . . . . . . . . .      400               27
                                                                -------
                                                                    494
Transportation Services - 1.0%
 Kansas City Southern Industries, Inc.  . . .      400               30
 Northwest Airlines Corp. * . . . . . . . . .    1,500               33
 Union Pacific Corp.  . . . . . . . . . . . .    1,400               61
                                                                -------
                                                                    124
U.S. Government Agencies - 0.5%
 Federal National Mortgage Assoc. . . . . . .    1,000               62
                                                                -------
                           TOTAL COMMON STOCK-    74.8%           8,889

                                                   Par
                                                   Value
                                                   (000's)
PUBLICLY-TRADED BONDS
Banks - 1.3%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02  . . . . . . . . . . . .   $   50               48
 Capital One Bank - Notes
 7.08% due 10/30/01 . . . . . . . . . . . . .       50               50
 Korea Development Bank - Bonds
 7.125% due 09/17/01  . . . . . . . . . . . .       50               50
                                                                -------
                                                                    148
Brokerage and Investment Management - 0.6%
 Goldman Sachs Group, Inc. - Notes
 7.35% due 10/01/09 . . . . . . . . . . . . .       25               24
 Lehman Brothers Holdings, Inc. - Notes
 6.5% due 10/01/02  . . . . . . . . . . . . .       50               49
                                                                -------
                                                                     73
Computer Equipment - 0.2%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04  . . . . . . . . . . . .       30               28

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                   Par           Market
                Name of Issuer                    Value          Value
                                                 (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Diversified Operations - 0.3%
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01  . . . . . . . . . . . .   $   30          $    30

Financial Services - 1.4%
 Citigroup, Inc. - Notes
 6.875% due 02/15/98  . . . . . . . . . . . .       50               42
 Finova Capital Corp. - Notes
 5.875% due 10/15/01  . . . . . . . . . . . .       50               49
 GATX Capital Corp. - Notes
 7.75% due 12/01/06 . . . . . . . . . . . . .       30               30
 PNC Funding Corp.
 7.0% due 09/01/04  . . . . . . . . . . . . .       50               49
                                                                -------
                                                                    170
Media - Publishing - 0.2%
 News America, Inc.
 7.625% due 11/30/28  . . . . . . . . . . . .       30               28

Media - TV / Radio - 0.4%
 Cox Communications, Inc. - Debs.
 6.8% due 08/01/28  . . . . . . . . . . . . .       50               43

Natural Gas Distribution - 0.3%
 Enron Corp. - Debs.
 9.125% due 04/01/03  . . . . . . . . . . . .       30               31

Oil - Equipment and Services - 0.2%
 Petroleum Geo-Services ASA - Sr. Notes
 7.125% due 03/30/28  . . . . . . . . . . . .       30               26

Oil and Natural Gas Exploration and Production - 0.2%
 Amerada Hess Corp. - Bonds
 7.875% due 10/01/29  . . . . . . . . . . . .       30               29

Paper and Forest Products - 0.4%
 Georgia-Pacific Corp. - Bonds
 7.75% due 11/15/29 . . . . . . . . . . . . .       50               48

Retail - Food - 0.6%
 Safeway, Inc. - Notes
 5.875% due 11/15/01  . . . . . . . . . . . .       50               49
 The Kroger Co. - Sr. Notes
 8.0% due 09/15/29  . . . . . . . . . . . . .       20               19
                                                                -------
                                                                     68
Telephone - 0.9%
 AT&T Corp. - Notes
 6.5% due 03/15/29  . . . . . . . . . . . . .       80               69
 MCI Worldcom, Inc. - Sr. Notes
 6.95% due 08/15/28 . . . . . . . . . . . . .       20               18
 Sprint Capital Corp.
 6.875% due 11/15/28  . . . . . . . . . . . .       20               18
                                                                -------
                                                                    105
Transportation Services - 0.3%
 Delta Air Lines, Inc. - Deb. 144A (a)
 8.3% due 12/15/29  . . . . . . . . . . . . .       40               39

U.S. Government Agencies - 9.7%
 Federal National Mortgage Assoc.
 6.0% due 01/31/15  . . . . . . . . . . . . .      345              327
 7.0% due 01/31/30  . . . . . . . . . . . . .      310              300
 7.5% due 01/31/30  . . . . . . . . . . . . .      279              276
 Government National Mortgage Assoc.
 6.0% due 01/31/30  . . . . . . . . . . . . .       30               30
 7.0% due 01/31/30  . . . . . . . . . . . . .      230              222
                                                                -------
                                                                  1,155
U.S. Governmental - 6.0%
 U.S. Treasury - Bonds
 5.25% due 02/15/29 . . . . . . . . . . . . .      185              153
 6.25% due 10/31/01 . . . . . . . . . . . . .      345              345
 6.25% due 08/31/02 . . . . . . . . . . . . .      210              210
                                                                -------
                                                                    708
                                                                -------
                  TOTAL PUBLICLY-TRADED BONDS-    23.0%           2,729

SHORT-TERM INVESTMENTS - 10.7%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . . .    1,268            1,268
                                               -------          -------
                            TOTAL INVESTMENTS-   108.5%          12,886
          Payables, less cash and receivables-    (8.5 )%        (1,003)
                                               -------          -------
                                   NET ASSETS-   100.0%         $11,883
                                               =======          =======

* Non-income producing security.
ADR - American Depository Receipt
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $39 or 0.33% of net assets of portfolio.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                Par             Market
              Name of Issuer                   Value            Value
                                              (000's)          (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.5%
 Jet Equipment Trust
 10.91% due 08/15/14  . . . . . . . . . .    $ 2,100           $  2,315
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29  . . . . . . . . . . .      2,195              2,195
                                                               --------
                                                                  4,510
Agricultural Operations - 0.3%
 Marlin Water Trust - Sr. Notes 144A (a)
 7.09% due 12/15/01 . . . . . . . . . . .      2,553              2,506

Automobile - 0.4%
 Ford Motor Co. - Debs.
 9.0% due 09/15/01  . . . . . . . . . . .      2,000              2,066
 United Rentals, Inc.
 9.0% due 04/01/09  . . . . . . . . . . .      1,715              1,612
                                                               --------
                                                                  3,678
Banks - 2.7%
 Abbey National First Capital - Sr.
  Sub. Notes
 8.2% due 10/15/04  . . . . . . . . . . .      4,000              4,098
 BankBoston Corp. - Sub. Notes
 6.625% due 12/01/05  . . . . . . . . . .      2,385              2,277
 First Union National Bank - Sub. Notes
 6.5% due 12/01/28  . . . . . . . . . . .      2,755              2,282
 International Bank of Reconstruction &
  Development - Debs.
 8.25% due 09/01/16 . . . . . . . . . . .      2,150              2,350
 National Westminister Bank, NY - Sub.
  Notes
 9.45% due 05/01/01 . . . . . . . . . . .      5,000              5,172
 NB Capital Trust IV
 8.25% due 04/15/27 . . . . . . . . . . .      1,680              1,628
 RBSG Capital Corp. - Notes
 10.125% due 03/01/04 . . . . . . . . . .      5,000              5,455
                                                               --------
                                                                 23,262
Brokerage and Investment Management - 1.0%
 Goldman Sachs Group, Inc. - Notes
 7.35% due 10/01/09 . . . . . . . . . . .      3,430              3,351
 Morgan Stanley Group, Inc. - Notes
 8.875% due 10/15/01  . . . . . . . . . .      3,000              3,092
 Salomon Brothers Mortgage Securities VII
 6.75% due 07/25/24 . . . . . . . . . . .      1,890              1,867
                                                               --------
                                                                  8,310
Chemicals - 0.6%
 Akzo Nobel, Inc. - Bonds 144A (a)
 6.0% due 11/15/03  . . . . . . . . . . .      1,630              1,554
 E.I. du Pont de Nemours & Co. - Notes
 6.875% due 10/15/09  . . . . . . . . . .      1,940              1,876
 Equistar Chemical - Notes
 8.5% due 02/15/04  . . . . . . . . . . .        145                144
 Lyondell Chemical Co. - Sec. Notes
  Ser. A
 9.625% due 05/01/07  . . . . . . . . . .      1,350              1,384
                                                               --------
                                                                  4,958
Computer Software and Services - 0.4%
 PSINET, Inc. - Sr. Notes
 11.0% due 08/01/09 . . . . . . . . . . .        740                758
 11.5% due 11/01/08 . . . . . . . . . . .      1,795              1,876
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 . . . . . . . . . .        575                581
                                                               --------
                                                                  3,215
Construction - 0.2%
 Orange plc - Sr. Notes
 8.0% due 08/01/08  . . . . . . . . . . .      1,920              1,930

Containers - 0.1%
 Packaging Corp. of America
 9.625% due 04/01/09  . . . . . . . . . .      1,030              1,056

Cosmetics and Personal Care Products - 0.4%
 Proctor & Gamble Co.
 6.875% due 09/15/09  . . . . . . . . . .      3,655              3,574

Diversified Operations - 0.4%
 CMS Panhandle Holding - Sr. Notes
 7.0% due 07/15/29  . . . . . . . . . . .      1,695              1,472
 Harrahs Operating Co., Inc.
 7.5% due 01/15/09  . . . . . . . . . . .      2,420              2,259
                                                               --------
                                                                  3,731
Electric Power - 7.4%
 AES Corp. - Sr. Sub. Notes
 10.25% due 07/15/06  . . . . . . . . . .      3,113              3,160
 AES Eastern Energy LP - 144A (a)
 9.0% due 01/02/17  . . . . . . . . . . .      2,130              2,006
 Beaver Valley Funding Corp. - Debs.
 9.0% due 06/01/17  . . . . . . . . . . .      2,825              2,836
 BVPS II Funding Corp. - Coll. Lease
  Bonds
 8.89% due 06/01/17 . . . . . . . . . . .      2,464              2,482
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 . . . . . . . . . . .      2,740              2,821
 Calpine Corp. - Sr. Notes
 10.5% due 05/15/06 . . . . . . . . . . .      1,920              2,035
 Cleveland Electric Illuminating Co. -
  1st Mtge.
 9.5% due 05/15/05  . . . . . . . . . . .      5,775              5,936
 CMS Energy Corp. - Sr. Notes
 6.75% due 01/15/04 . . . . . . . . . . .      2,040              1,892
 8.125% due 05/15/02  . . . . . . . . . .      2,650              2,628
 Connecticut Light & Power Co.
 7.75% due 06/01/02 . . . . . . . . . . .      1,090              1,092
 Connecticut Light & Power Co. -
  Notes 144A (a)
 8.59% due 06/04/03 . . . . . . . . . . .      1,310              1,271
 East Coast Power LLC - Sec. Notes
  144A (a)
 7.066% due 03/31/12  . . . . . . . . . .      2,715              2,440
 Long Island Lighting Co. - Debs.
 8.2% due 03/15/23  . . . . . . . . . . .      3,235              3,162
 Midland Cogeneration Venture - Debs.
 10.33% due 07/23/02  . . . . . . . . . .      2,998              3,118

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                Par             Market
              Name of Issuer                   Value            Value
                                              (000's)          (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Electric Power - Continued
 Monterrey Power SA de CV -
  Sec. Bonds 144A (a)
 9.625% due 11/15/09  . . . . . . . . . .    $   720           $    655
 Niagara Mohawk Power Corp. - Debs.
 8.77% due 01/01/18 . . . . . . . . . . .      3,965              4,142
 North Atlantic Energy Corp. - 1st Mtge.
 9.05% due 06/01/02 . . . . . . . . . . .      1,868              1,897
 PNPP II Funding Corp. - Debs.
 9.12% due 05/30/16 . . . . . . . . . . .      2,235              2,330
 Quest Diagnostic, Inc.
 10.75% due 12/15/06  . . . . . . . . . .      1,847              1,939
 System Energy Resources, Inc. -
  1st Mtge.
 7.71% due 08/01/01 . . . . . . . . . . .      2,590              2,600
 Texas New Mexico Power Co. - 1st Mtge.
 9.25% due 09/15/00 . . . . . . . . . . .      8,000              8,096
 Waterford 3 Funding - Entergy - Bonds
 8.09% due 01/02/17 . . . . . . . . . . .      4,840              4,620
                                                               --------
                                                                 63,158
Financial Services - 3.5%
 Bank of New York Institution Capital -
  144A (a)
 7.78% due 12/01/26 . . . . . . . . . . .      3,350              3,069
 Barclays North America Capital Corp. -
  Debs.
 9.75% due 05/15/21 . . . . . . . . . . .      4,650              4,992
 Chrysler Financial Co. LLC
 5.69% due 11/15/01 . . . . . . . . . . .      2,610              2,562
 CIT Group, Inc. - Notes
 5.5% due 10/15/01  . . . . . . . . . . .      3,160              3,076
 Citibank Credit Card Master Trust I - Ser.
  1997-7 A
 6.35% due 08/15/02 . . . . . . . . . . .      2,360              2,356
 Fairfax Financial Holdings, Ltd. - Notes
 8.3% due 04/15/26  . . . . . . . . . . .      2,200              1,854
 Finova Capital Corp. - Notes
 6.25% due 11/01/02 . . . . . . . . . . .      2,375              2,307
 Green Tree Financial Corp.
 8.3% due 06/15/26  . . . . . . . . . . .      2,170              2,238
 Peco Energy Transition Trust
 6.05% due 03/01/09 . . . . . . . . . . .      2,600              2,428
 Sun Canada Financial Co. - Bonds 144A (a)
 6.625% due 12/15/07  . . . . . . . . . .      3,345              3,126
 URC Holdings Corp. - Sr. Notes 144A (a)
 7.875% due 06/30/06  . . . . . . . . . .      1,840              1,857
                                                               --------
                                                                 29,865
Food, Beverage and Tobacco - 0.5%
 Canandaigua Brands, Inc. - Sr. Sub. Notes
 8.75% due 12/15/03 . . . . . . . . . . .      2,365              2,353
 Seagram (Joseph) E & Sons, Inc. - Debs
 8.875% due 09/15/11  . . . . . . . . . .      1,830              1,941
                                                               --------
                                                                  4,294
Foreign Governmental - 2.2%
 Hydro-Quebec - Debs. Ser. IF
 7.375% due 02/01/03  . . . . . . . . . .      1,000              1,006
 Hydro-Quebec - Debs.
 9.4% due 02/01/21  . . . . . . . . . . .        610                705
 Hydro-Quebec - Debs. Ser. FU
 11.75% due 02/01/12  . . . . . . . . . .      5,000              6,559
 Nova Scotia
 8.75% due 04/01/22 . . . . . . . . . . .      3,000              3,320
 Province of Manitoba
 9.0% due 12/15/00  . . . . . . . . . . .      3,000              3,065
 9.25% due 04/01/20 . . . . . . . . . . .      2,000              2,355
 Province of Saskatchewan
 9.375% due 12/15/20  . . . . . . . . . .      1,500              1,758
                                                               --------
                                                                 18,768


Health Care Products - 0.2%
 Fresenius Medical Capital Trust II
 7.875% due 02/01/08  . . . . . . . . . .      1,740              1,618

Health Care Services - 0.5%
 Dynacare, Inc. - Sr. Notes
 10.75% due 01/15/06  . . . . . . . . . .      2,855              2,783
 Iasis Healthcare Corp. -
  Sr. Sub. Notes 144A (a)
 13.0% due 10/15/09 . . . . . . . . . . .      1,225              1,262
                                                               --------
                                                                  4,045


Insurance - 1.8%
 Conseco, Inc. - Notes
 9.0% due 10/15/06  . . . . . . . . . . .      2,405              2,469
 Equitable Life Assurance Society USA -
  Notes 144A (a)
 6.95% due 12/01/05 . . . . . . . . . . .      2,750              2,667
 Liberty Mutual Insurance Co. - Notes
  144A (a)
 7.875% due 10/15/26  . . . . . . . . . .        850                778
 Mass. Mutual Life Insurance Co. - Notes
  144A (a)
 7.625% due 11/15/23  . . . . . . . . . .      4,090              3,922
 New York Life Insurance Co. - Sr. Notes
  144A (a)
 7.5% due 12/15/23  . . . . . . . . . . .      5,970              5,339
                                                               --------
                                                                 15,175


Leisure and Recreation - 0.5%
 SFX Entertainment, Inc.
 9.125% due 12/01/08  . . . . . . . . . .      2,570              2,442
 Trump Holdings & Funding - Sr. Notes
 15.5% due 06/15/05 . . . . . . . . . . .      2,325              2,168
                                                               --------
                                                                  4,610


Media - Publishing - 0.1%
 Garden State Newspapers, Inc. - Sr. Sub.
  Notes
 8.75% due 10/01/09 . . . . . . . . . . .      1,277              1,200

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                Par             Market
              Name of Issuer                   Value            Value
                                              (000's)          (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Media - TV / Radio - 2.4%
 Adelphia Communications Corp. -
  Sr. Notes
 8.125% due 07/15/03  . . . . . . . . . .    $ 1,270           $  1,216
 9.25% due 10/01/02 . . . . . . . . . . .      2,460              2,454
 Charter Communications Holdings, LLC -
  Sr. Notes
 8.625% due 04/01/09  . . . . . . . . . .      1,340              1,240
 Continental Cablevision - Sr. Notes
 8.3% due 05/15/06  . . . . . . . . . . .      2,165              2,227
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09  . . . . . . . . . .      1,770              1,783
 Liberty Media Group - Notes 144A (a)
 8.5% due 07/15/29  . . . . . . . . . . .      2,295              2,324
 News America Holdings, Inc. - Debs.
 8.25% due 08/10/18 . . . . . . . . . . .      2,196              2,201
 Rogers Cablesystems - Sr. Notes
 10.0% due 03/15/05 . . . . . . . . . . .      1,205              1,289
 TCI Communications, Inc. - Debs.
 7.875% due 02/15/26  . . . . . . . . . .      2,745              2,753
 Time Warner, Inc. - Debs.
 9.125% due 01/15/13  . . . . . . . . . .      2,863              3,141
                                                               --------
                                                                 20,628
Metal Product and Fabrication - 0.2%
 Yanacocha Receivables - Pass thru Certs.
  144A (a)
 8.4% due 06/15/04  . . . . . . . . . . .      1,654              1,524

Metals and Mining - 0.2%
 Golden Northwest Aluminum
 12.0% due 12/15/06 . . . . . . . . . . .      1,420              1,491

Municipals - 1.3%
 Massachusetts Bay Transportation
  Authority - Gen. Transn. Sys. -
  Ser. B-MBIA IBC
 5.0% due 03/01/28  . . . . . . . . . . .      3,085              2,666
 Massachusetts State Water Authority
 5.0% due 08/01/24  . . . . . . . . . . .      2,640              2,222
 New Hampshire State - Taxable Pease Dev.
  Auth.
 7.7% due 07/01/12  . . . . . . . . . . .      3,000              3,129
 New York State Dorm Authority
 5.0% due 02/15/23  . . . . . . . . . . .      3,000              2,622
                                                               --------
                                                                 10,639
Oil - Equipment and Services - 0.4%
 Humpuss Funding Corp. - 144A (a)
 7.72% due 12/15/09 . . . . . . . . . . .      1,116                810
 Petroleum-Geo Services ASA - Sr. Notes
 6.625% due 03/30/08  . . . . . . . . . .      2,410              2,208
                                                               --------
                                                                  3,018

Oil and Natural Gas Exploration and
 Production - 1.2%
 Amerada Hess Corp. - Bonds
 7.875% due 10/01/29  . . . . . . . . . .      2,735              2,674
 Apache Finance of Canada
 7.75% due 12/15/29 . . . . . . . . . . .      1,840              1,769
 Occidental Petroleum Corp. - Sr. Debs.
 10.125% due 09/15/09 . . . . . . . . . .      3,000              3,365
 Ocean Energy, Inc.
 8.875% due 07/15/07  . . . . . . . . . .      1,155              1,146
 Snyder Oil Corp.
 8.75% due 06/15/07 . . . . . . . . . . .        805                807
 Triton Energy Corp., Ltd. - Sr. Notes
 8.75% due 04/15/02 . . . . . . . . . . .        450                451
                                                               --------
                                                                 10,212
Paper and Forest Products - 0.8%
 Abitibi-Consolidated, Inc. - Debs.
 8.5% due 08/01/29  . . . . . . . . . . .      1,840              1,774
 Fort James Corp. - Sr. Notes
 6.5% due 09/15/02  . . . . . . . . . . .      2,120              2,079
 S.D. Warren Co. - Sr. Sub. Notes
 12.0% due 12/15/04 . . . . . . . . . . .      2,640              2,762
                                                               --------
                                                                  6,615
Personal and Commercial Lending - 6.0%
 Commercial Mortgage Acceptance Corp. -
  Ser. 1991-C1 A1
 6.79% due 08/15/08 . . . . . . . . . . .      3,501              3,422
 CS First Boston Mortgage Securities
  Corp. - Ser. 1998-C1 A1A
 6.26% due 04/11/30 . . . . . . . . . . .      2,815              2,714
 Deutsche Mortgage & Asset Receiving Corp.
  - Ser. 1998-C1
 6.861% due 03/15/08  . . . . . . . . . .      2,170              2,008
 EQCC Home Equity Loan Trust
 6.57% due 02/15/29 . . . . . . . . . . .      2,120              2,022
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03  . . . . . . . . . .      3,185              3,089
 7.375% due 10/28/09  . . . . . . . . . .      3,435              3,391
 General Motors Acceptance Corp. - Notes
 6.375% due 12/01/01  . . . . . . . . . .      3,165              3,134
 GMAC Commercial Mortgage Securities,
  Inc.
 6.566% due 11/15/07  . . . . . . . . . .      3,385              3,186
 GMAC Commercial Mortgage Securities,
  Inc. - Ser. 1997-C1 A2
 6.853% due 09/15/06  . . . . . . . . . .      7,325              7,158
 Household Finance Corp. - Notes
 5.875% due 11/01/02  . . . . . . . . . .      3,955              3,807
 Midland Funding Corp. II - Debs.
 11.75% due 07/23/05  . . . . . . . . . .      1,150              1,265
 Money Store Home Equity Trust - Ser. 1997-
  C1 DAF7
 6.485% due 12/15/28  . . . . . . . . . .      4,060              3,906
 Residential Accredit Loans, Inc. - Ser. 1997-
  QS4 A3
 7.25% due 05/25/27 . . . . . . . . . . .         62                 62

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO
                                                Par             Market
              Name of Issuer                   Value            Value
                                              (000's)          (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Personal and Commercial Lending -
 Continued
 UCFC Home Equity Loan - Ser. 1996-A1 A5
 6.5% due 04/15/16  . . . . . . . . . . .    $ 3,522           $  3,512
 UCFC Home Equity Loan
 7.18% due 02/15/25 . . . . . . . . . . .      1,115              1,109
 UCFC Home Equity Loan - Ser. 1997-A1 A8
 7.22% due 06/15/28 . . . . . . . . . . .      6,910              6,875
                                                               --------
                                                                 50,660
Real Estate Investment Trust - 2.3%
 American Health Properties, Inc. - Notes
 7.5% due 01/15/07  . . . . . . . . . . .      1,350              1,218
 Amresco Residential Securities -
  Mtge. Loan
 6.51% due 08/25/27 . . . . . . . . . . .      7,885              7,581
 Cabot Industrial Properties LP - Notes
 7.125% due 05/01/04  . . . . . . . . . .      1,975              1,897
 Camden Property Trust - Sr. Notes
 7.0% due 04/15/04  . . . . . . . . . . .      2,170              2,089
 IMC Home Equity Loan Trust - Ser. 1998-
  1 A4
 6.6% due 03/20/25  . . . . . . . . . . .      3,280              3,206
 Liberty Property LP - Notes
 6.6% due 06/05/02  . . . . . . . . . . .      1,675              1,615
 TriNet Corp. Realty Trust, Inc. - Notes
 7.3% due 05/15/01  . . . . . . . . . . .      2,070              1,982
                                                               --------
                                                                 19,588
Real Estate Operations - 0.2%
 HMH Properties, Inc. - Ser. A
 7.875% due 08/01/05  . . . . . . . . . .      1,400              1,299

Retail - Department Stores - 0.6%
 Dillard's, Inc. - Notes
 7.13% due 08/01/18 . . . . . . . . . . .      2,185              1,880
 Fred Meyer, Inc. (US)
 7.45% due 03/01/08 . . . . . . . . . . .      2,705              2,635
 K-Mart Corp. - Notes
 8.375% due 12/01/04  . . . . . . . . . .        895                885
                                                               --------
                                                                  5,400
Retail - Food - 0.4%
 Pathmark Stores, Inc. - Sub. Notes
 11.625% due 06/15/02 . . . . . . . . . .      2,585                853
 Safeway, Inc. - Notes
 5.875% due 11/15/01  . . . . . . . . . .      1,430              1,399
 The Great Atlantic & Pacific Tea Co.,
  Inc. - Notes
 7.75% due 04/15/07 . . . . . . . . . . .      1,510              1,392
                                                               --------
                                                                  3,644
Telecommunication Equipment - 0.2%
 Axia, Inc.
 10.75% due 07/15/08  . . . . . . . . . .        915                839
 Crown Castle International Corp. -
  Sr. Notes
 9.0% due 05/15/11  . . . . . . . . . . .        645                629
                                                               --------
                                                                  1,468

Telecommunication Services - 2.6%
 Clearnet Communications, Inc. - Sr. Disc.
  Notes
 0.0% due 12/15/05  . . . . . . . . . . .        900                887
 CSC Holdings, Inc. - Sr. Notes
 8.125% due 07/15/09  . . . . . . . . . .      2,645              2,633
 Falcon Holding Group L.P. - Debs. Ser. B
 8.375% due 04/15/10  . . . . . . . . . .      1,060              1,049
 Global Crossing Holdings, Ltd. -
  Sr. Notes
  144A (a)
 9.125% due 11/15/06  . . . . . . . . . .        945                934
 9.5% due 11/15/09  . . . . . . . . . . .      2,275              2,249
 Level 3 Communications, Inc. - Sr. Notes
 9.125% due 05/01/08  . . . . . . . . . .      1,345              1,273
 McLeodUSA, Inc. - Sr. Notes
 9.5% due 11/01/08  . . . . . . . . . . .      1,920              1,934
 Nextel Communications, Inc. - Sr. Notes
  144A (a)
 9.375% due 11/15/09  . . . . . . . . . .      1,915              1,882
 Nextel Communications, Inc. - Sr. Disc.
  Notes
 9.95% due 02/15/08 . . . . . . . . . . .      1,895              1,346
 NTL Communications Corp. - Sr. Notes
 11.5% due 10/01/08 . . . . . . . . . . .      2,560              2,778
 Omnipoint Corp. - Sr. Notes 144A (a)
 11.5% due 09/15/09 . . . . . . . . . . .      1,540              1,663
 Telecorp PCS, Inc.
 11.625% due 04/15/09 . . . . . . . . . .      1,715              1,080
 Tritel PCS, Inc. - Sr. Disc. Notes
  144A (a)
 12.75% due 05/15/09  . . . . . . . . . .        755                476
 Triton PCS, Inc.
 11.0% due 05/01/08 . . . . . . . . . . .      1,435              1,019
 United Pan-Europe Communications NV
 11.25% due 11/01/09  . . . . . . . . . .      1,060              1,102
                                                               --------
                                                                 22,305
Telephone - 3.0%
 Comcast Cable Communications - Notes
 6.2% due 11/15/08  . . . . . . . . . . .      1,685              1,527
 GTE Corp. - Debs.
 8.75% due 11/01/21 . . . . . . . . . . .      3,000              3,239
 GTE North, Inc. - Debs.
 5.65% due 11/15/08 . . . . . . . . . . .      3,295              2,924
 LCI International, Inc. - Sr. Notes
 7.25% due 06/15/07 . . . . . . . . . . .      2,205              2,124
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01  . . . . . . . . . .      3,595              3,556
 Metromedia Fiber Network, Inc. - Sr.
  Notes
 10.0% due 11/15/08 . . . . . . . . . . .      2,320              2,378
 MetroNet Communications Corp. -
  Sr. Notes
 12.0% due 08/15/07 . . . . . . . . . . .      1,770              2,069
 NEXTLINK Communications, Inc. -
  Sr. Notes
 10.75% due 11/15/08  . . . . . . . . . .      2,270              2,338
 Sprint Capital Corp.
 6.9% due 05/01/19  . . . . . . . . . . .      2,760              2,517

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SOVEREIGN BOND PORTFOLIO

                                                Par             Market
              Name of Issuer                   Value            Value
                                              (000's)          (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Telephone - Continued
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28  . . . . . . . . . .    $ 2,755           $  2,414
                                                               --------
                                                                 25,086
Transportation Services - 2.4%
 America West Airlines, Inc. - Pass thru
  Certs.
 6.93% due 01/02/08 . . . . . . . . . . .      1,681              1,596
 Continental Airlines, Inc. - Pass
  thru Certs.
 7.206% due 06/30/04  . . . . . . . . . .      3,042              2,981
 Continental Airlines, Inc. - Notes
 8.0% due 12/15/05  . . . . . . . . . . .      2,265              2,084
 Delta Air Lines, Inc. - Debs. 144A (a)
 8.3% due 12/15/29  . . . . . . . . . . .      1,830              1,773
 Erac USA Finance Co. - Notes 144A (a)
 6.625% due 02/15/05  . . . . . . . . . .      3,345              3,164
 Fine Air Services, Inc.
 9.875% due 06/01/08  . . . . . . . . . .      2,090              1,777
 Northwest Airlines Corp.
 8.375% due 03/15/04  . . . . . . . . . .      1,680              1,569
 Northwest Airlines Corp. - Ser. 1996-1
 8.97% due 01/02/15 . . . . . . . . . . .        218                220
 NWA Trust - Sr. Notes
 9.25% due 06/21/14 . . . . . . . . . . .      2,347              2,377
 U.S. Air, Inc. - Pass thru Certs. Ser.
  1990-A1
 11.2% due 03/19/05 . . . . . . . . . . .      1,294              1,310
 Wisconsin Central Transportation Corp. -
  Notes
 6.625% due 04/15/08  . . . . . . . . . .      1,360              1,263
                                                               --------
                                                                 20,114
U.S. Government Agencies - 29.9%
 Federal Home Loan Mortgage Corp.
 6.0% due 06/15/11  . . . . . . . . . . .     10,000              9,441
 Federal National Mortgage Assoc.
 5.625% due 05/14/04  . . . . . . . . . .      4,015              3,837
 6.0% due 01/31/15  . . . . . . . . . . .     10,000              9,487
 6.25% due 05/15/29 . . . . . . . . . . .     11,500             10,235
 6.5% due 08/15/04  . . . . . . . . . . .      8,205              8,102
 6.5% due 10/01/14  . . . . . . . . . . .      9,854              9,559
 6.5% due 11/01/28  . . . . . . . . . . .     11,145             10,500
 6.625% due 09/15/09  . . . . . . . . . .     20,030             19,454
 6.94% due 01/25/22 . . . . . . . . . . .      1,491              1,458
 7.0% due 09/01/10  . . . . . . . . . . .      4,878              4,824
 7.385% due 03/25/21  . . . . . . . . . .      1,189              1,190
 Government National Mortgage Assoc.
 6.0% due 01/15/29  . . . . . . . . . . .      9,932              9,031
 6.5% due 02/15/28  . . . . . . . . . . .      4,101              3,848
 6.5% due 07/15/28  . . . . . . . . . . .     15,839             14,864
 6.5% due 02/15/29  . . . . . . . . . . .      4,243              3,982
 6.5% due 04/15/29  . . . . . . . . . . .      8,651              8,118
 6.5% due 06/15/29  . . . . . . . . . . .     28,180             26,445
 6.5% due 08/15/29  . . . . . . . . . . .      7,419              6,962
 7.0% due 09/15/25  . . . . . . . . . . .      2,412              2,338
 7.0% due 08/15/28  . . . . . . . . . . .      7,147              6,901
 7.0% due 03/15/29  . . . . . . . . . . .      9,294              8,974
 7.0% due 08/15/29  . . . . . . . . . . .      3,214              3,103
 7.0% due 09/15/29  . . . . . . . . . . .     32,725             31,600
 7.5% due 12/15/99  . . . . . . . . . . .     28,100             27,784
 7.5% due 09/15/28  . . . . . . . . . . .         20                 20
 8.0% due 12/15/99  . . . . . . . . . . .      6,675              6,742
 8.0% due 05/15/25  . . . . . . . . . . .        347                351
 8.0% due 06/15/25  . . . . . . . . . . .        341                344
 8.0% due 09/15/25  . . . . . . . . . . .        720                728
 8.0% due 01/15/26  . . . . . . . . . . .        322                325
 8.0% due 08/15/27  . . . . . . . . . . .      1,679              1,696
 8.5% due 09/15/21  . . . . . . . . . . .        668                690
 9.0% due 05/15/21  . . . . . . . . . . .        485                510
 9.0% due 08/15/21  . . . . . . . . . . .        564                593
 9.5% due 06/15/16  . . . . . . . . . . .        375                398
                                                               --------
                                                                254,434
U.S. Governmental - 16.3%
 U.S. Treasury - Bonds
 7.125% due 02/15/23 #. . . . . . . . . .     33,967             35,363
 8.875% due 08/15/17  . . . . . . . . . .     14,254             17,227
 U.S. Treasury - Notes
 5.75% due 08/15/03 . . . . . . . . . . .     22,465             22,005
 7.0% due 07/15/06  . . . . . . . . . . .      9,909             10,149
 7.5% due 05/15/02  . . . . . . . . . . .     20,095             20,629
 7.5% due 02/15/05  . . . . . . . . . . .     24,846             25,914
 8.0% due 05/15/01  . . . . . . . . . . .      7,009              7,171
                                                               --------
                                                                138,458
                                                               --------
              TOTAL PUBLICLY-TRADED BONDS-      94.1%           800,046

WARRANTS - 0.0%

Telephone - 0.0%
 MetroNet Communications Corp. - CW07
  144A (a)
 expires 08/15/07 (Cost $58)  . . . . . .          2                313

SHORT-TERM INVESTMENTS - 9.6%

 Investment in joint trading account
  (Note B)
  5.242% due 01/03/00 . . . . . . . . . .     81,840             81,840
                                            --------           --------
                        TOTAL INVESTMENTS-     103.7%           882,199
      Payables, less cash and receivables-      (3.7)%          (31,913)
                                            --------           --------
                               NET ASSETS-     100.0%          $850,286
                                            ========           ========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $49,564 or 5.83% of net assets of the Portfolio.

# Securities, or a portion thereof, with an aggregate market value of $573 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK
Argentina - 0.8%
 Telecom Argentina Stet-France Telecom SA
  - ADR (TELS) . . . . . . . . . . . . . .         4,980        $    170
 Telefonica de Argentina SA - ADR (UTIT) .         3,075              95
                                                                --------
                                                                     265
Brazil - 3.9%
 Companhia Energetica de Minas Gerias -
  ADR (UTIE) . . . . . . . . . . . . . . .         3,740              84
 Companhia Vale do Rio Doce - ADR (META) .         1,605              45
 Petroleo Brasileiro SA - ADR (OILX) . . .         3,795              97
 Tele Celular Sul Participacoes SA - ADR
  (TELS) . . . . . . . . . . . . . . . . .         1,898              60
 Tele Centro Sul Participacoes SA - ADR
  (UTIT) . . . . . . . . . . . . . . . . .         1,795             163
 Tele Norte Leste Participacoes SA - ADR
  (TELS) . . . . . . . . . . . . . . . . .         2,140              55
 Tele Sudeste Celular Participacoes SA -
   ADR (TELS) *  . . . . . . . . . . . . .         2,348              91
 Telecomunicacoes Brasileiras SA - ADR
  (UTIT) . . . . . . . . . . . . . . . . .           940             121
 Telemig Celular Participacoes SA - ADR
  (TELS) . . . . . . . . . . . . . . . . .           237              11
 Telesp Celular Participacoes SA - ADR
  (TELS) . . . . . . . . . . . . . . . . .         5,078             215
 Unibanco - Uniao de Bancos Brasileiros SA
  - GDR (BANK) . . . . . . . . . . . . . .        11,086             334
                                                                --------
                                                                   1,276
Cayman Islands - 0.4%
 TCL International Holdings, Ltd. * (ETRN)       194,000             135
Chile - 0.2%
 Empresa Nacional de Electricidad SA -
  ADR (UTIE) . . . . . . . . . . . . . . .         1,560              22
 Enersis SA - ADR (UTIE) . . . . . . . . .         1,310              31
                                                                --------
                                                                      53
China - 0.5%
 Great Wall Technology Co. * (ETRN)  . . .       119,000             116
 Guandong Kelon Electrical Holdings Co.,
  Ltd. - H Shares (APPL) . . . . . . . . .        18,000              14
 Yanzhou Coal Mining Co., Ltd. - ADR
  (META) . . . . . . . . . . . . . . . . .         1,560              22
 Zhenhai Refining and Chemical Co., Ltd.
  (OILS) . . . . . . . . . . . . . . . . .        74,000              13
                                                                --------
                                                                     165
Czech Republic - 0.4%
 SPT Telecom AS (TELS) . . . . . . . . . .         5,706              92
 SPT Telecom AS - GDR * (TELS) . . . . . .         1,670              27
                                                                --------
                                                                     119
Egypt - 1.0%
 Al-Ahram Beverages Co. S.A.E. - GDR
  (FOOD)                                           2,425              47
 Eastern Co. for Tobacco & Cigarettes
  (FOOD) . . . . . . . . . . . . . . . . .           749              20
 Egypt Gas Co. (OILX)  . . . . . . . . . .           300              18
 Egypt Mobile Phone (TELS) . . . . . . . .         5,466             251
                                                                --------
                                                                     336
Greece - 1.0%
 Alpha Credit Bank (BANK)  . . . . . . . .           680              53
 Hellenic Telecommunication Organization
  SA (UTIT). . . . . . . . . . . . . . . .         3,750              89
 Hellenic Telecommunications Organization
  SA - ADR (UTIT)  . . . . . . . . . . . .         4,016              48
 National Bank of Greece SA (BANK) . . . .           775              57
 National Bank of Greece SA - ADR *
  (BANK) . . . . . . . . . . . . . . . . .         1,980              28
 Panafon Hellenic Telecom SA (TELS)  . . .         2,755              37
 Panafon Hellenic Telecom SA - GDR *
  (TELS) . . . . . . . . . . . . . . . . .         2,160              28
                                                                --------
                                                                     340
Hong Kong - 2.0%
 China Telecom (Hong Kong), Ltd. (TELS)  .        56,000             349
 China Telecom (Hong Kong), Ltd. - ADR
  (TELS) . . . . . . . . . . . . . . . . .         1,600             206
 Legend Holdings, Ltd. (COMP)  . . . . . .        22,000              55
 Timeless Software, Ltd. * (SOFT)  . . . .        30,000              17
 Yue Yuen Industrial Holdings (APPA) . . .        16,000              38
                                                                --------
                                                                     665
Hungary - 0.8%
 Magyar Tavkozlesi Rt. - ADR (UTIT)  . . .         5,071             183
 Magyar Tavkozlesi Rt. (UTIT)  . . . . . .         4,400              31
 OTP Bank Rt. (BANK) . . . . . . . . . . .           398              23
 OTP Bank Rt. (BANK) . . . . . . . . . . .           250              14
                                                                --------
                                                                     251
India - 8.6%
 Associated Cement Companies, Ltd. *
  (CONS) . . . . . . . . . . . . . . . . .         6,600              38
 Bank of Baroda (BANK) . . . . . . . . . .         3,750               6
 Bharat Heavy Electricals, Ltd. (ELEQ) . .        28,500             138
 Container Corp. of India, Ltd. (TRAN) . .        20,092             113
 Corporation Bank (BANK) . . . . . . . . .         5,950              15
 Dabur India, Ltd. (HEAL)  . . . . . . . .         1,000              27
 Gujarat Ambuja Cements, Ltd. - GDR
  (CONS) . . . . . . . . . . . . . . . . .        16,400             123
 HCL Technologies, Ltd. * (CNSU) . . . . .           950              13
 Hero Honda Motors, Ltd. * (AUTO)  . . . .         8,000             208
 Hindustan Lever, Ltd. (HNBA)  . . . . . .         3,000             155
 Housing Development Financing Corp., Ltd.
  (LEND) . . . . . . . . . . . . . . . . .         7,480              49
 Indo Gulf Corp., Ltd. (CHEM)  . . . . . .         8,500              12
 Infosys Technologies, Ltd. * (SOFT) . . .         2,320             774
 Larsen & Toubro, Ltd. - GDR (DIOP)  . . .         3,500             116
 Lupin Laboratories, Ltd. (HEAL) . . . . .         2,750              36
 NIIT, Ltd. (SOFT) . . . . . . . . . . . .         1,400             107

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

India - Continued
 Oriental Bank of Commerce * (BANK)  . . .        13,700        $     14
 Reliance Industries, Ltd. - GDR * (CHEM)          8,750             123
 Satyam Computer Services, Ltd. (SOFT) . .         4,500             227
 State Bank of India (BANK)  . . . . . . .        11,250              58
 Strides Arcolab, Ltd. (CNSU)  . . . . . .           500               5
 Tata Engineering and Locomotive Co.,
  Ltd. - GDR (AUTO)  . . . . . . . . . . .        20,000             105
 Tata Tea Ltd. (FOOD)  . . . . . . . . . .         4,000              48
 Videsh Sanchar Nigam, Ltd. - GDR *
  (TELS) . . . . . . . . . . . . . . . . .         2,000              49
 Zee Telefilms Ltd. (MEDI) . . . . . . . .         9,000             226
                                                                --------
                                                                   2,785
Indonesia - 1.5%
 PT Gudang Garam Tbk (FOOD)  . . . . . . .        51,500             139
 PT Indah Kiat Pulp & Paper Corp. Tbk
  (PAPR) . . . . . . . . . . . . . . . . .        90,000              35
 PT Indofood Sukses Makmur Tbk (FOOD)  . .        48,000              60
 PT Semen Gresik (Persero) Tbk (CONS)  . .        38,000              60
 PT Telekomunikasi Indonesia (UTIT)  . . .       189,300             108
 PT Telekomunikasi Indonesia - ADR
  (UTIT) . . . . . . . . . . . . . . . . .         7,910              87
                                                                --------
                                                                     489
Israel - 4.9%
 BATM Advanced Communications, Ltd.
  (ETRN) . . . . . . . . . . . . . . . . .         1,167              96
 Check Point Software Technologies, Ltd. *
  (SOFT) . . . . . . . . . . . . . . . . .           980             195
 ECI Telecommunications, Ltd. (MEDI) . . .        13,699             433
 Galileo Technology, Ltd. * (ETRN) . . . .         1,440              35
 Gilat Satellite Networks, Ltd. * (TELE) .         5,129             609
 Nice Systems, Ltd. (TELE) . . . . . . . .           613              30
 Nice Systems, Ltd. - ADR * (TELE) . . . .         1,340              66
 Orbotech, Ltd. (ETRN) . . . . . . . . . .         1,497             116
 Orckit Communications, Ltd. * (TELS)  . .           807              28
                                                                --------
                                                                   1,608
Malaysia - 0.8%
 Public Bank Berhad (BANK) . . . . . . . .       295,000             258

Mexico - 10.5%
 Alfa, SA * (DIOP) . . . . . . . . . . . .        13,500              63
 Cemex SA de CV - ADR * Participation
  Certificates (CONS)  . . . . . . . . . .         2,770              77
 Cemex SA de CV - CPO * (CONS) . . . . . .        76,710             429
 Cifra SA de CV (RETS) . . . . . . . . . .         3,216              64
 Cifra SA de CV - Ser. V (RETS)  . . . . .         5,900              12
 Fomento Economico Mexicano SA de CV
  (FOOD) . . . . . . . . . . . . . . . . .        25,874             116
 Fomento Economico Mexicano SA de CV -
  ADR (FOOD) . . . . . . . . . . . . . . .         7,635             340
 Grupo Carso SA de CV - Ser. A1 (DIOP) . .        10,600              53
 Grupo Financiero Banamex Accival SA de
  CV (Banacci) (FINL). . . . . . . . . . .        52,940             212
 Grupo Financiero Bancomer SA de CV - ADR
  ADR (FINL) . . . . . . . . . . . . . . .         2,100              18
 Grupo Financiero Bancomer SA de CV - Cl.
  O (FINL) . . . . . . . . . . . . . . . .       131,100              55
 Grupo Televisa SA - GDR * (MEDI)  . . . .         9,880             674
 Kimberly-Clark de Mexico SA de CV
  (PAPR) . . . . . . . . . . . . . . . . .        20,160              79
 Telefonos de Mexico SA - ADR (UTIT) . . .        10,915           1,228
                                                                --------
                                                                   3,420
Panama - 0.0%
 Panamerican Beverages, Inc. - Cl. A
  (FOOD) . . . . . . . . . . . . . . . . .           500              10

Poland - 1.0%
 Elektrim Spolka Akcyjna SA (ETRN) . . . .         5,520              55
 Prokom Software - GDR (SOFT)  . . . . . .         1,212              18
 Telekomunikacja Polska - GDR * (TELS) . .        38,038             238
 Wielkopolski Bank Kredytowy SA (BANK) . .         2,309              16
                                                                --------
                                                                     327
Singapore - 0.5%
 Chartered Semiconductor Manufacturing *
  (ETRN) . . . . . . . . . . . . . . . . .         8,000              44
 NatSteel Electronics, Ltd. (ETRN) . . . .        11,000              58
 Venture Manufacturing, Ltd. (ETRN)  . . .         5,000              57
                                                                --------
                                                                     159
South Africa - 5.3%
 ABSA Group, Ltd. (BANK) . . . . . . . . .        16,844              76
 Anglo American Platinum Corp., Ltd.
  (PMET) . . . . . . . . . . . . . . . . .         2,662              81
 B.O.E. Corp., Ltd. (FUND) . . . . . . . .        48,421              37
 Bidvest Group, Ltd. (DIOP)  . . . . . . .        26,225             256
 Billiton plc (META) . . . . . . . . . . .        16,172              93
 BOE, Ltd. (FINL)  . . . . . . . . . . . .       101,263              99
 Comparex Holdings, Ltd. (COMP)  . . . . .         8,125              57
 De Beers - ADR (PMET) . . . . . . . . . .         1,451              42
 De Beers Centenary AG (UTIE)  . . . . . .         9,060             264
 Dimension Data Holdings, Ltd. (COMP)  . .        17,082             107
 Education Investment Corp., Ltd. (COMM) .        24,200              20
 Ellerine Holdings, Ltd. (RETS)  . . . . .        11,000              58
 FirstRand, Ltd. (FINL)  . . . . . . . . .        75,768             108
 M-Cell, Ltd. (TELS) . . . . . . . . . . .        16,860              65
 Nedcor, Ltd. (BANK) . . . . . . . . . . .         3,869              86
 New Africa Investments, Ltd. - N Shares *
  (FINL) . . . . . . . . . . . . . . . . .        66,000              37
 Rembrandt Group, Ltd. (DIOP)  . . . . . .        11,810             112
 Sappi, Ltd. (READ)  . . . . . . . . . . .         5,800              57
 Sasol, Ltd. (OILX)  . . . . . . . . . . .         9,513              80
                                                                --------
                                                                   1,735
South Korea - 20.1%
 Cheil Jedang Corp. (FOOD) . . . . . . . .         1,410             163
 Dacom Corp. (TELS)  . . . . . . . . . . .           460             237
 Daewoo Securities Co. (FUND)  . . . . . .         3,810              43
 Daou Technology, Inc. (SOFT)  . . . . . .         2,228              77
 Digital Chosun Co., Ltd. * (MEDP) . . . .           150              30
 Good Morning Securities Co., Ltd. *
  (FUND) . . . . . . . . . . . . . . . . .        11,930              57

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

South Korea - Continued
 Hana Bank (BANK)  . . . . . . . . . . . .         4,820        $     38
 Hankuk Glass Industry Co., Ltd. (CNSU)  .         1,890              36
 Hanvit Bank (BANK)  . . . . . . . . . . .        18,490              63
 Hanvit Bank - GDR * (BANK)  . . . . . . .         4,520              28
 Housing & Commercial Bank, Korea
  (BANK) . . . . . . . . . . . . . . . . .         2,740              87
 Humax Co., Ltd. * (CNSU)  . . . . . . . .         4,010              68
 Hyundai Electronics Industries Co. (ETRN)         5,596             119
 Hyundai Securities Co. (FINL) . . . . . .         1,950              38
 Insung Information Corp. * (CNSU) . . . .         1,320              45
 Kookmin Bank (BANK) . . . . . . . . . . .         8,093             127
 Korea Electric Power Corp. - ADR (UTIE) .         7,250             121
 Korea Technology Banking Co. (BANK) . . .         4,110              40
 Korea Telecom Corp. - ADR * (TELS)  . . .         8,190             612
 LG Electronics (ETRN) . . . . . . . . . .         1,910              79
 LG Investment & Securities Co., Ltd.
  (FINL) . . . . . . . . . . . . . . . . .         2,070              35
 Mirae Co. (COMP)  . . . . . . . . . . . .         7,830              61
 Pantech Co., Ltd. (TELE)  . . . . . . . .         3,870              87
 Pohang Iron & Steel Co., Ltd. (STEE)  . .           970             107
 Samsung Electro-Mechanics Co. (ETRN)  . .         1,900             126
 Samsung Electronics (ETRN)  . . . . . . .         9,490           2,223
 Samsung Securities Co., Ltd. (FUND) . . .         1,440              44
 SEROME Technology, Inc. (SOFT)  . . . . .           170              36
 SK Telecom Co., Ltd. (TELS) . . . . . . .           325           1,165
 SK Telecom Co., Ltd. - ADR (TELS) . . . .         8,899             341
 Telson Electronics Co., Ltd. (TELE) . . .         3,800              74
 Trigem Computer, Inc. (COMP)  . . . . . .         1,249             139
                                                                --------
                                                                   6,546
Soviet Union - 2.4%
 LUKoil Holding - ADR (OILS) . . . . . . .         5,170             269
 RAO Unified Energy Systems - GDR
  (UTIE) . . . . . . . . . . . . . . . . .         9,500             114
 Rostelecom - ADR * (TELS) . . . . . . . .         1,820              31
 Surgutneftegaz - ADR (OILS) . . . . . . .        19,860             347
 Vimpel-Communications - ADR * (TELS)  . .           300              13
                                                                --------
                                                                     774
Taiwan - 11.3%
 Accton Technology Corp. - GDR * (ETRN)  .        39,000             279
 Acer, Inc. - GDR * (COMP) . . . . . . . .        55,800             781
 Advanced Semiconductor Engineering, Inc.
  * (ETRN) . . . . . . . . . . . . . . . .         2,700              52
 Ase Test, Ltd. * (ETRN) . . . . . . . . .         2,000              49
 Asustek Computer, Inc. - GDR (COMP) . . .        38,700             524
 China Steel Corp. (STEE)  . . . . . . . .        16,150             236
 Evergreen Marine Corp. GDR (TRAN) . . . .         9,000              74
 Far Eastern Textile, Ltd. - GDR * (APPA)         10,000             236
 Hon Hai Precision Industry Co., Ltd. - GDR
  * (ETRN) . . . . . . . . . . . . . . . .         8,200             155
 Hon Hai Precision Industry Co., Ltd. - GDR
  144A * (a) (ETRN)  . . . . . . . . . . .         5,700             110
 Ritek, Inc. - GDR 144A * (a) (ETRN) . . .         3,900              44
 Siliconware Precision Industries Co. *
  (ETRN) . . . . . . . . . . . . . . . . .        16,800             237
 Synnex Technology International Corp.
  (COMP) . . . . . . . . . . . . . . . . .           680              18
 Taiwan Semiconductor Manufacturing Co.,
  Ltd. - ADR (ETRN)  . . . . . . . . . . .        19,892             895
                                                                --------
                                                                   3,690
Thailand - 2.0%
 Advanced Info Service Public Co., Ltd.
  (TELS) . . . . . . . . . . . . . . . . .         8,400             141
 BEC World Public Co., Ltd. (MEDI) . . . .         7,800              48
 Delta Electronics (Thailand) Public Co.,
 Ltd. (ETRN) . . . . . . . . . . . . . . .         9,300             110
 Shin Corp. Public Co., Ltd. (COMP)  . . .         9,300              88
 Siam City Cement Public Co., Ltd. (CONS)         24,200             130
 Thai Farmers Bank Public Co., Ltd. (BANK)        78,000             130
                                                                --------
                                                                     647
Turkey - 7.9%
 Dogan Sirketler Grubu Holding A.S.
  (MEDI) . . . . . . . . . . . . . . . . .    15,782,800             466
 Dogan Yayin Holding Corp. * (FUND)  . . .     8,191,000             121
 Ege Biracilik ve Malt Sanayi A.S. (FOOD)      1,889,000             144
 Erciyas Biracilik ve Malt Sanayi A.S.
  (FOOD) . . . . . . . . . . . . . . . . .       247,000              12
 Eregli Demir ve Celik Fabrikalari T.A.S
  (STEE) . . . . . . . . . . . . . . . . .     1,604,000              67
 Haci Omer Sabanci Holding AG (FUND) . . .     3,590,000             208
 Migros Turk T.A.S. (RETF) . . . . . . . .        56,091              36
 Tupras-Turkiye Petrol Rafinerileri A.S.
  (OILX) . . . . . . . . . . . . . . . . .       553,000              62
 Turkiye Garanti Bankasi A.S. (BANK) . . .     9,965,000             151
 Turkiye Is Bankasi (Isbank) - Cl. C (BANK)    5,498,000             264
 Vestel Elektronik Sanayi ve Ticaret A.S.
  (ETRN) . . . . . . . . . . . . . . . . .       614,123             147
 Yapi ve Kredi Bankasi A.S. (BANK) . . . .    28,319,400             874
 Yapi ve Kredi Bankasi A.S. - GDR *
  (BANK) . . . . . . . . . . . . . . . . .           500              15
                                                                --------
                                                                   2,567
United Kingdom - 0.1%
 Billiton Plc (META) . . . . . . . . . . .         3,680              22

United States - 2.8%
 Amdocs, Ltd. * (TELS) . . . . . . . . . .         3,663             127
 Chartered Semiconductor Manufacturing,
  Ltd. - ADR * (ETRN)  . . . . . . . . . .           100               7
 Comverse Technology, Inc. * (COMP)  . . .         1,073             155
 DSP Group, Inc. * (ETRN)  . . . . . . . .         1,208             112
 Far Eastern Textile, Ltd. - GDR 144A * (a)
  (APPA) . . . . . . . . . . . . . . . . .        12,800             309
 Jacada, Ltd. * (SOFT) . . . . . . . . . .           310               9
 Polski Koncern Naftowy SA - GDR *
  (OILS) . . . . . . . . . . . . . . . . .         4,342              53
 Radware, Ltd. * (SOFT)  . . . . . . . . .           480              21
 Sapiens International Corp., N.V. * (SOFT)        1,660              27
 Tecnomatix Technologies, Ltd. * (SOFT)  .           910              26

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

United States - Continued
 TTI Team Telecom International, Ltd. *
  (TELS)                                           1,320        $     24
 Zoran Corp. * (ETRN)  . . . . . . . . . .           670              38
                                                                --------
                                                                     908
                                                                --------
                        TOTAL COMMON STOCK-         90.7%         29,550

PREFERRED STOCK
Brazil - 4.4%
 Celular CRT Participacoes * (TELS)  . . .       986,200             172
 Companhia Energetica de Minas Gerais -
  CEMIG (UTIE) . . . . . . . . . . . . . .     3,777,800              85
 Companhia Riograndense de
  Telecomunicacoes * (TELS). . . . . . . .       678,000             210
 Companhia Vale do Rio Doce - Cl. A *
  (META) . . . . . . . . . . . . . . . . .         9,959             276
 Petroleo Brasileiro SA - Petrobras
  (OILS)                                         950,454             242
 Tele Celular Sul Participacoes SA
  (TELS)                                       2,481,000               8
 Tele Centro Sul Participacoes SA (UTIT) .     2,200,000              40
 Tele Nordeste Celular Participacoes S.A.
  (TELS) . . . . . . . . . . . . . . . . .     6,983,600              18
 Tele Norte Leste Participacoes SA
  (UTIT)                                       4,457,000             120
 Tele Sudeste Celular Participacoes SA
  (TELS) . . . . . . . . . . . . . . . . .    10,181,730              75
 Telemig Celular Participacoes SA (TELS) .    13,849,850              30
 Telesp Celular Participacoes SA *
  (TELS)                                       2,297,200              41
 Telesp Celular SA - Cl. B * (TELS)  . . .       740,272              59
 Telesp Participacoes SA * (UTIT)  . . . .     2,000,000              48
                                                                --------
                     TOTAL PREFERRED STOCK-          4.4%          1,424


RIGHTS - 0.0%

South Korea - 0.0%
 Serome Technology, Inc. (SOFT)
 expires 01/26/00 (Cost $0)  . . . . . . .            55               3

                                                 Par
                                                Value
                                               (000's)

SHORT-TERM INVESTMENTS - 3.6%
Investment in joint trading account (Note B)
 5.242% due 01/03/00 . . . . . . . . . . .   $     1,191           1,191
                                             -----------        --------
                         TOTAL INVESTMENTS-         98.7%         32,168
       Cash and Receivables, less payables-          1.3%            428
                                             -----------        --------
                                NET ASSETS-        100.0%        $32,596
                                             ===========        ========

*    Non-income producing security.
ADR - American Depository Receipt
GDR - Global Depository Receipt
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $463 or 1.42% of net assets of the Portfolio.

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                        Market          % of
                                      Industry           Value        Long-Term
             Industry               Abbreviation        (000's)      Investments

Electronic Products and Services . .    ETRN            $5,495          17.7%
Telecommunication Services . . . . .    TELS             5,275          17.1%
Banks  . . . . . . . . . . . . . . .    BANK             2,855           9.2%
Telephone  . . . . . . . . . . . . .    UTIT             2,359           7.6%
Computer Equipment . . . . . . . . .    COMP             1,985           6.4%
Media - TV / Radio . . . . . . . . .    MEDI             1,847           6.0%
Computer Software and Services . . .    SOFT             1,539           5.0%
Food, Beverage and Tobacco . . . . .    FOOD             1,098           3.5%
Oil  . . . . . . . . . . . . . . . .    OILS               925           3.0%
Telecommunication Equipment  . . . .    TELE               866           2.8%
Construction . . . . . . . . . . . .    CONS               857           2.8%
Electric Power . . . . . . . . . . .    UTIE               721           2.4%
Financial Services . . . . . . . . .    FINL               602           1.9%
Diversified Operations . . . . . . .    DIOP               600           1.9%
Shoe and Apparel Manufacturing . . .    APPA               584           1.9%
Brokerage and Investment
  Management . . . . . . . . . . . .    FUND               510           1.7%
Metals and Mining  . . . . . . . . .    META               457           1.5%
Steel  . . . . . . . . . . . . . . .    STEE               409           1.3%
Automobile . . . . . . . . . . . . .    AUTO               313           1.0%
Oil and Natural Gas Exploration
  and Production . . . . . . . . . .    OILX               258           0.8%
Transportation Services  . . . . . .    TRAN               187           0.6%
Consumer - Miscellaneous   . . . . .    CNSU               166           0.5%
Cosmetics and Personal Care
  Products . . . . . . . . . . . . .    HNBA               155           0.5%
Electrical Equipment . . . . . . . .    ELEQ               138           0.4%
Chemicals  . . . . . . . . . . . . .    CHEM               136           0.4%
Retail - Department Stores . . . . .    RETS               134           0.4%
Precious Metals/Gems/Stones  . . . .    PMET               123           0.4%
Paper and Forest Products  . . . . .    PAPR               114           0.4%
Health Care Products . . . . . . . .    HEAL                63           0.2%
Real Estate Development  . . . . . .    READ                57           0.2%
Personal and Commercial
  Lending  . . . . . . . . . . . . .    LEND                49           0.2%
Retail - Food  . . . . . . . . . . .    RETF                36           0.1%
Media - Publishing . . . . . . . . .    MEDP                30           0.1%
Commercial Services  . . . . . . . .    COMM                20           0.1%
Household Appliances /
  Furnishings  . . . . . . . . . . .    APPL                14           0.0%
                                                      --------       -------
                                                       $30,977         100.0%
                                                      ========       =======

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO


                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK
Argentina - 0.3%
 Banco de Galicia y Buenos Aires SA de CV
  - Cl. B (BANK) . . . . . . . . . . . . .        16,184        $     80
 Banco Frances SA (BANK) . . . . . . . . .        10,000              79
 IRSA Inversiones y Representaciones SA
  (READ) . . . . . . . . . . . . . . . . .        16,185              52
 Perez Companc SA - Cl. B * (OILE) . . . .        32,000             164
 Siderca S.A.I.C. (STEE) . . . . . . . . .        35,000              74
 Telefonica de Argentina - Cl. B * (UTIT)         71,000             218
                                                                --------
                                                                     667
Australia - 1.6%
 Amcor, Ltd. (CONT)  . . . . . . . . . . .        14,400              67
 Brambles Industries, Ltd. (DIOP)  . . . .         7,200             199
 Broken Hill Proprietary Co., Ltd. (DIOP).        35,100             461
 Coca Cola Amatil (FOOD) . . . . . . . . .        23,200              63
 Coles Myer, Ltd. (RETS) . . . . . . . . .        27,200             140
 CSR, Ltd. (CONS)  . . . . . . . . . . . .        37,900              92
 Foster's Brewing Group, Ltd. (FOOD) . . .        70,100             201
 Lend Lease Corp. (FINL) . . . . . . . . .        13,200             185
 National Australia Bank, Ltd. (BANK)  . .        30,600             468
 News Corp., Ltd. (MEDI) . . . . . . . . .        38,800             377
 Normandy Mining, Ltd. * (PMET)  . . . . .        94,800              67
 North, Ltd. (META)  . . . . . . . . . . .        34,600              82
 Orica, Ltd. (DIOP)  . . . . . . . . . . .        15,500              84
 Pacific Dunlop, Ltd. (DIOP) . . . . . . .        59,000              83
 Pioneer International, Ltd. (CONS)  . . .        41,900             126
 Rio Tinto, Ltd. (PMET)  . . . . . . . . .         7,900             170
 Santos, Ltd. (OILX) . . . . . . . . . . .        38,000             104
 Telstra Corp., Ltd. (TELS)  . . . . . . .        76,300             415
 Westpac Banking Corp., Ltd. (BANK)  . . .        46,600             321
 WMC, Ltd. (DIOP)  . . . . . . . . . . . .        29,500             163
                                                                --------
                                                                   3,868
Austria - 1.0%
 Austria Tabak AG (FOOD) . . . . . . . . .         3,700             179
 Austrian Airlines (TRAN)  . . . . . . . .         3,150              60
 Bank Austria AG (BANK)  . . . . . . . . .        13,000             733
 BBAG Oesterreichische Brau Beteiligungs AG
  (FOOD) . . . . . . . . . . . . . . . . .         2,150              87
 Bohler-Uddeholm AG (STEE) . . . . . . . .         1,500              69
 EA-Generali AG (INSU) . . . . . . . . . .         1,050             176
 Flughafe n Wie n AG (TRAN)  . . . . . . .         4,000             139
 Mayr-Melnhof Karton Ag (PAPR) . . . . . .         1,800              83
 Oesterreichische Elektrizitaetswirtschafts
  AG (UTIE)  . . . . . . . . . . . . . . .         3,200             450
 OMV AG (OILX) . . . . . . . . . . . . . .         3,000             292
 RHI AG (DIOP) . . . . . . . . . . . . . .         2,050              59
 VA Technologie AG (ENGI)  . . . . . . . .         1,400              92
 Wienerberger Baustoffindustrie AG (CONS)          7,200             157
                                                                --------
                                                                   2,576
Belgium - 1.1%
 Barco NV (DIOP) . . . . . . . . . . . . .           559              78
 Bekaert NV (METP) . . . . . . . . . . . .         1,390              77
 Colruyt NV (RETF) . . . . . . . . . . . .         1,870             107
 Compagnie Maritime Belge SA (TRAN)  . . .         1,921              92
 D'Ieteren SA (AUTO) . . . . . . . . . . .           290             119
 Delhaize "Le Lion" SA (RETF)  . . . . . .         1,955             147
 Dolmen Computer Applications NV * (COMP)            187               6
 Electrabel SA (UTIE)  . . . . . . . . . .         1,236             405
 Fortis (B) (INSU) . . . . . . . . . . . .        20,892             754
 Groupe Bruxelles Lambert SA (FUND)  . . .         1,094             220
 Heidelberger Zement AG * (CONS) . . . . .         1,048
 KBC Bancassurance Holding NV (BANK) . . .         4,940             266
 N.V. Union Miniere SA * (META)  . . . . .         1,461              57
 Solvay SA (FINL)  . . . . . . . . . . . .         2,115             175
 Suez Lyonnaise des Eaux SA - Strip VVPR *
  (DIOP) . . . . . . . . . . . . . . . . .         2,341
 Total Fina SA - Strip VVPR * (DIOP) . . .         3,609
 UCB SA (HEAL) . . . . . . . . . . . . . .         4,800             208
                                                                --------
                                                                   2,711
Brazil - 0.2%
 Centrais Electricas Brasileiras SA (UTIE)    10,577,000             231
 Companhia Siderurgica Nacional * (STEE) .     1,655,000              64
 Tele Norte Leste Participacoes SA (UTIT)      4,096,000              74
 Telesp Participacoes SA * (UTIT)  . . . .     5,219,000              72
                                                                --------
                                                                     441
Chile - 0.4%
 Banco Santiago SA - ADR (BANK)  . . . . .         2,900              62
 Compania Cervecerias Unidas SA - ADR
  (FOOD) . . . . . . . . . . . . . . . . .         2,900              93
 Compania de Telecomunicaciones de Chile SA
  (UTIT) . . . . . . . . . . . . . . . . .         8,000             146
 Embotelladora Andina SA - ADR (FOOD)  . .         6,100             108
 Empresa Nacional de Electricidad SA - ADR
  (UTIE) . . . . . . . . . . . . . . . . .        10,100             143
 Enersis SA - ADR - (UTIE) . . . . . . . .         3,700              87
 Gener SA - ADR (UTIE) . . . . . . . . . .         3,500              54
 Laboratorio Chile SA - ADR (HEAL) . . . .         5,700             104
 Madeco SA - ADR (META)  . . . . . . . . .         8,700              97
 Sociedad Quimica y Minera de Chile SA -
  ADR (CHEM) . . . . . . . . . . . . . . .         1,100              35
                                                                --------
                                                                     929
China - 0.0%
 Harbin Power Equipment Co., Ltd. - H
  Shares (UTIE)  . . . . . . . . . . . . .     1,148,000              62
 Jinan Qingqi Motorcycle Co., Ltd. - B
  Shares * (AUTO)  . . . . . . . . . . . .       208,000              30
                                                                --------
                                                                      92

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED
Czech Republic - 0.1%
 Ceska Sporitelna AS (BANK)  . . . . . . .         9,500        $     43
 Ceske Energeticke Zavody AS (UTIE)  . . .        20,000              49
 Komercni Banka AS (BANK)  . . . . . . . .         3,000              49
 SPT Telecom AS (TELS) . . . . . . . . . .         6,300             102
                                                                --------
                                                                     243
Denmark - 1.0%
 A/S Dampskibsselskabet Svendborg - Cl. B
  (TRAN) . . . . . . . . . . . . . . . . .            27             449
 D/S 1912 - Cl. B (TRAN) . . . . . . . . .            40             471
 Danisco A/S (FOOD)  . . . . . . . . . . .         2,450              95
 Den Danske Bank (BANK). . . . . . . . . .         2,250             247
 Iss International Service System A/S - Cl.
  B (COMM) . . . . . . . . . . . . . . . .         1,650             111
 Novo-Nordisk A/S - Cl. B (HEAL) . . . . .         2,450             325
 Tele Danmark A/S (TELS) . . . . . . . . .         8,150             606
 Unidanmark A/S - Cl. A (BANK) . . . . . .         2,300             162
                                                                --------
                                                                   2,466
Finland - 1.3%
 Merita plc * (BANK) . . . . . . . . . . .        20,500             121
 Nokia Oyj (TELE)  . . . . . . . . . . . .        14,200           2,575
 Outokumpu Oyj (META)  . . . . . . . . . .         3,500              50
 Sampo Insurance Co. plc (INSU)  . . . . .         2,500              87
 Sonera Oyj (TELS) . . . . . . . . . . . .         3,494             239
 UPM-Kymmene Corp. * (PAPR). . . . . . . .         4,400             177
                                                                --------
                                                                   3,249
France - 9.4%
 Accor SA (LEIS) . . . . . . . . . . . . .         5,285             255
 Air Liquide (CHEM)  . . . . . . . . . . .         1,735             291
 Alcatel Alsthom (TELE)  . . . . . . . . .         4,190             962
 AXA SA (INSU) . . . . . . . . . . . . . .         8,216           1,146
 Banque Nationale de Paris (BANK)  . . . .        12,171           1,123
 Bouygues SA (CONS)  . . . . . . . . . . .           847             538
 Canal Plus (MEDI) . . . . . . . . . . . .         3,512             511
 Cap Gemini SA (COMM)  . . . . . . . . . .         1,622             412
 Carrefour SA (RETF) . . . . . . . . . . .         9,023           1,664
 Casino Guichard-Perrachon SA (RETF) . . .         2,053             235
 Club Mediterranee SA (LEIS) . . . . . . .         1,000             116
 Compagnie de St. Gobain (CONS)  . . . . .         2,112             397
 Eridania Beghin-Say SA (FOOD) . . . . . .           758              82
 Essilor International SA (HEAL) . . . . .           358             111
 France Telecom (TELS) . . . . . . . . . .        21,203           2,804
 Group Danone * (FOOD) . . . . . . . . . .         1,801             425
 Imercys (CONS)  . . . . . . . . . . . . .           794             118
 L'Oreal (HNBA)  . . . . . . . . . . . . .         1,524           1,223
 Lafarge SA (CONS) . . . . . . . . . . . .         2,526             294
 Lagardere S.C.A. (DIOP) . . . . . . . . .         4,108             224
 Michelin (PART) . . . . . . . . . . . . .         3,987             157
 Louis Vuitton Moet Hennessy (FOOD). . . .         2,323           1,041
 Pernod Ricard (FOOD)  . . . . . . . . . .         1,763             101
 Pinault-Printemps-Redoute SA (RETS) . . .         2,671             705
 PSA Peugeot Citroen (AUTO). . . . . . . .         1,457             331
 Rhone-Poule nc SA (BANK)  . . . . . . . .         8,694             505
 Sagem SA * (ETRN) . . . . . . . . . . . .           420             292
 Sanofi-Synthelabo SA * (HEAL) . . . . . .        12,996             541
 Schneider SA (MACH) . . . . . . . . . . .         3,911             307
 Sidel SA (MACH) . . . . . . . . . . . . .         1,162             120
 Societe BIC SA (COMM) . . . . . . . . . .         1,789              81
 Societe Eurafrance SA (FINL)  . . . . . .           162              98
 Societe Generale de Paris (BANK). . . . .         2,584             601
 Suez Lyonnaise des Eaux (DIOP)  . . . . .         5,754             922
 Thomson CFS (ETRN)  . . . . . . . . . . .         3,440             114
 Total Fina SA - Cl. B (OILX)  . . . . . .         3,609             485
 Total SA - Cl. B (OILX) . . . . . . . . .        15,421           2,058
 Unibail (REAL)  . . . . . . . . . . . . .           700              88
 Usinor SA (STEE)  . . . . . . . . . . . .         8,601             162
 Valeo SA (PART) . . . . . . . . . . . . .         2,282             176
 Vivendi (DIOP). . . . . . . . . . . . . .        12,592           1,137
                                                                --------
                                                                  22,953
Germany - 13.5%
 Adidas-Salomon AG (APPA)  . . . . . . . .         1,920             144
 Allianz AG - Reg. (INSU)  . . . . . . . .         8,380           2,815
 BASF AG (CHEM)  . . . . . . . . . . . . .        21,860           1,123
 Bayer AG (CHEM) . . . . . . . . . . . . .        24,980           1,183
 Bayerische Vereinsbank AG (BANK)  . . . .        15,172           1,036
 Beiersdorf AG (HNBA)  . . . . . . . . . .         4,120             277
 Bilfinger & Berger Bau AG (CONS)  . . . .         2,960              65
 Buderus AG (DIOP) . . . . . . . . . . . .         2,860              48
 Continental AG (PART).  . . . . . . . . .         5,950             119
 DaimlerChrysler AG * (AUTO) . . . . . . .        28,730           2,234
 Deutsche Bank AG (BANK) . . . . . . . . .        18,150           1,533
 Deutsche Telekom AG (TELS)  . . . . . . .       101,940           7,260
 Douglas Holding AG (HNBA) . . . . . . . .         1,890              81
 Dresdner Bank AG (BANK) . . . . . . . . .        18,460           1,004
 EM.TV & Merchandising AG (MEDI) . . . . .         1,973             127
 Fresenius Medical Care AG (HEAL). . . . .           600              51
 Heidelberg Zement (CONS). . . . . . . . .         2,530             199
 Heidelberger Zement AG * (CONS) . . . . .         1,048              78
 Hochtief AG (CONS)  . . . . . . . . . . .         3,810             142
 Karstadt AG (RETS)  . . . . . . . . . . .         6,800             273
 Linde AG (ENGI) . . . . . . . . . . . . .         3,300             181
 Lufthansa AG (TRAN) . . . . . . . . . . .        14,730             343
 MAN AG (DIOP) . . . . . . . . . . . . . .         4,400             165
 Mannesmann AG (MACH)  . . . . . . . . . .        13,349           3,221
 Merck KGaA (HEAL) . . . . . . . . . . . .         7,360             228
 Metro AG * (RETS) . . . . . . . . . . . .         9,200             495
 Muenchener
  Rueckversicherungs-Gesellschaft AG - Reg.
  (INSU) . . . . . . . . . . . . . . . . .         5,110           1,296
 Preussag AG (DIOP)  . . . . . . . . . . .         6,400             357
 RWE AG (OILX) . . . . . . . . . . . . . .        12,500             490
 SAP AG (SOFT) . . . . . . . . . . . . . .         2,120           1,044
 Schering AG (HEAL)  . . . . . . . . . . .         2,530             306
 SGL Carbon AG (CHEM)  . . . . . . . . . .         1,190              79
 Siemens AG (DIOP) . . . . . . . . . . . .        18,860           2,400
 Thyssen Krupp AG (CONS) . . . . . . . . .        15,100             460

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - Continued
Germany - Continued
 VEBA AG (DIOP)  . . . . . . . . . . . . .        18,130        $    881
 Viag AG (DIOP)  . . . . . . . . . . . . .        26,520             486
 Volkswagen AG (AUTO). . . . . . . . . . .        11,100             626
                                                                --------
                                                                  32,850
Greece - 0.5%
 Alpha Credit Bank (BANK)  . . . . . . . .         2,940             230
 Commercial Bank of Greece (BANK)  . . . .         1,780             136
 EFG Eurobank * (BANK) . . . . . . . . . .         1,680              73
 Ergo Bank SA (BANK) . . . . . . . . . . .           760              73
 Hellenic Bottling Co. SA (FOOD) . . . . .         2,900              67
 Hellenic Telecommunication Organization
  SA (UTIT)  . . . . . . . . . . . . . . .        11,280             267
 Intracom SA (TELE)  . . . . . . . . . . .         2,240             103
 National Bank of Greece SA (BANK) . . . .         4,600             339
 Titan Cement Co. SA (CONS). . . . . . . .         1,400              83
                                                                --------
                                                                   1,371
Hong Kong - 0.9%
 Cheung Kong (Holdings), Ltd. (READ) . . .        23,000             291
 CLP Holdings, Ltd. (UTIE) . . . . . . . .        31,500             145
 Hang Seng Bank, Ltd. (BANK) . . . . . . .        22,700             259
 Hong Kong Telecommunications, Ltd. (TELS)       135,800             392
 Hutchison Whampoa, Ltd. (COMM)  . . . . .        40,000             582
 New World Development Co., Ltd. (READ). .        27,000              61
 Sun Hung Kai Properties, Ltd. (REIT)  . .        25,000             261
 Swire Pacific, Ltd. - Cl. A (DIOP)  . . .        23,500             139
 Wharf (Holdings), Ltd. (DIOP) . . . . . .        44,000             102
                                                                --------
                                                                   2,232
Hungary - 0.3%
 Fotex Rt. (RETS)  . . . . . . . . . . . .       101,800              37
 Gedeon Richter Rt. (HEAL) . . . . . . . .         2,600             171
 Magyar Tavkozlesi Rt. (UTIT)  . . . . . .        46,500             326
 MOL Magyar Olaj-es Gazipari Rt. (OILX)  .         6,000             125
 OTP Bank Rt. (BANK) . . . . . . . . . . .         2,300             135
                                                                --------
                                                                     794
India - 0.8%
 Arvind Mills, Ltd. - GDR (APPA) . . . . .        62,900              35
 Bajaj Auto, Ltd. - GDR (AUTO) . . . . . .        14,300             132
 Century Textiles & Industries, Ltd. - GDR
  (DIOP) . . . . . . . . . . . . . . . . .        33,200              44
 EIH, Ltd. - GDR (REAL)  . . . . . . . . .         7,800              37
 Grasim Industries, Ltd. - GDR (DIOP)  . .         4,560              62
 Great Eastern Shipping Co. - GDR (TRAN) .        20,800              49
 Gujarat Ambuja Cements, Ltd. - GDR (CONS)         23,800            179
 Hindalco Industries, Ltd. - GDR (META)  .         5,500             128
 India Cements, Ltd. - GDR (CONS). . . . .        39,800              74
 Indian Hotels Co., Ltd. - GDR (REAL)  . .         8,500              80
 Indian Rayon and Industries, Ltd. - GDR
  (DIOP) . . . . . . . . . . . . . . . . .        15,200              41
 ITC, Ltd. - GDR * (FOOD)  . . . . . . . .         9,100             177
 Larsen & Toubro, Ltd. - GDR (DIOP). . . .        13,500             446
 Mahindra & Mahindra, Ltd. - GDR * (AUTO)          8,600              92
 Ranbaxy Laboratories, Ltd. - GDR (HEAL) .         4,900             106
 Reliance Industries, Ltd. - GDR * (CHEM)         17,400             245
 Tata Engineering and Locomotive Co., Ltd.
  - GDR (AUTO) . . . . . . . . . . . . . .        17,000              89
                                                                --------
                                                                   2,016
Ireland - 0.5%
 Allied Irish Banks plc (BANK) . . . . . .        26,800             305
 CRH plc (CONS)  . . . . . . . . . . . . .        13,300             287
 Eircom plc * (TELS) . . . . . . . . . . .        60,667             260
 Greencore Group plc (FOOD). . . . . . . .        26,000              80
 Irish Life & Permanent plc (FINL) . . . .         9,553              90
 Jefferson Smurfit Group plc (CONT)  . . .        30,400              92
 Kerry Group plc (FOOD)  . . . . . . . . .         8,400             101
                                                                --------
                                                                   1,215
Israel - 0.3%
 Bank Hapoalim (BANK)  . . . . . . . . . .        43,700             136
 Bezeq Israeli Telecommunication Corp.,
  Ltd. (UTIT)  . . . . . . . . . . . . . .        28,300             141
 First International Bank of Israel, Ltd.
  (1) (BANK) . . . . . . . . . . . . . . .        33,700              45
 First International Bank of Israel, Ltd.
  (5) (BANK) . . . . . . . . . . . . . . .         6,500              44
 IDB Holding Corp., Ltd. (FUND)  . . . . .         1,900              63
 Industrial Building Corp. (CONS)  . . . .        45,100              69
 Makteshim-Agan Industries, Ltd. * (CHEM)         26,900              47
 Supersol, Ltd. * (RETF) . . . . . . . . .        23,700              81
 Teva pharmaceutical Industries, Ltd.
  (HEAL) . . . . . . . . . . . . . . . . .         1,600             110
                                                                --------
                                                                     736
Italy - 7.1%
 Alitalia SpA (TRAN) . . . . . . . . . . .        60,000             143
 Assicurazioni Generali (INSU) .. . . . . .       42,250           1,396
 Autogrill SpA (RETF)  . . . . . . . . . .         5,541              70
 Banca Intesa SpA (BANK) . . . . . . . . .       147,800             600
 Banca Intesa SpA - RNC (BANK) . . . . . .        37,400              76
 Banca Popolare di Milano (BANK) . . . . .        18,100             141
 Benetton Group SpA (APPA) . . . . . . . .       103,979             239
 Beni Stabili SpA * (REAL) . . . . . . . .        62,154              22
 Bulgari SpA (RETS)  . . . . . . . . . . .        18,900             170
 Burgo (Cartiere) SpA (PAPR) . . . . . . .        16,700             110
 Credito Italiano SpA (BANK) . . . . . . .       201,600             991
 ENI SpA (OILS)  . . . . . . . . . . . . .       328,800           1,808

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Italy - Continued
 Fiat SpA (AUTO) . . . . . . . . . . . . .        21,350        $    549
 Fiat SpA - RNC (AUTO) . . . . . . . . . .         3,720              55
 Istituto Bancario San Paolo di Torino
  (BANK) . . . . . . . . . . . . . . . . .        62,154             845
 Istituto Nazionale delle Assicurazioni
  (INSU) . . . . . . . . . . . . . . . . .       187,600             497
 Italcementi SpA (CONS)  . . . . . . . . .        10,500             127
 Italgas SpA (UTIG)  . . . . . . . . . . .        40,300             153
 La Rinascente SpA (CONS). . . . . . . . .        10,500              67
 Marzotto & Figli SpA (APPA) . . . . . . .         7,500              54
 Mediaset SpA (MEDI) . . . . . . . . . . .        56,200             874
 Mediobanca SpA (FUND) . . . . . . . . . .        20,000             204
 Mondadori (Arnoldo) Editore SpA (MEDP)  .         8,400             266
 Montedison SpA (CHEM) . . . . . . . . . .       114,540             187
 Olivetti SpA (COMM) . . . . . . . . . . .       198,400             575
 Parmalat Finanziaria SpA (FOOD) . . . . .        77,600              99
 Pirelli SpA (DIOP)  . . . . . . . . . . .        81,100             223
 Riunione Adriatica di Sicorta SpA (INSU)         18,650             187
 Riunione Adriatica di Sicorta SpA - RNC
  (INSU) . . . . . . . . . . . . . . . . .        11,600              93
 Sirti SpA (TELE)  . . . . . . . . . . . .        11,100              40
 Societa Assicuratrice Industriale (INSU)          8,600              96
 Telecom Italia Mobile SpA (TELS)  . . . .       280,100           3,129
 Telecom Italia Mobile SpA - RNC (TELS)  .        68,200             325
 Telecom Italia SpA * (TELS) . . . . . . .       171,500           2,419
 Telecom Italia SpA - RNC (TELS) . . . . .        47,300             288
 Unione Immobiliare SpA * (REAL) . . . . .       264,910             123
                                                                --------
                                                                  17,241
Japan - 30.9%
 77 Bank, Ltd. (BANK)  . . . . . . . . . .        18,000             189
 Acom Co., Ltd. (LEND) . . . . . . . . . .         4,200             411
 Advantest (ETRN)  . . . . . . . . . . . .         2,900             766
 Ajinomoto Co., Inc. (FOOD)  . . . . . . .        20,000             208
 Alps Electric Co. (ETRN)  . . . . . . . .         7,000             107
 Amada Co., Ltd (MACH) . . . . . . . . . .        13,000              71
 Aoyama Trading Co. (RETS) . . . . . . . .         2,600              56
 Arabian Oil Co., Ltd. (OILS)  . . . . . .         4,200              72
 Asahi Bank, Ltd. (BANK) . . . . . . . . .        66,000             407
 Asahi Breweries, Ltd. (FOOD)  . . . . . .        13,000             142
 Asahi Chemical Industry Co., Ltd. (CHEM)         42,000             216
 Asahi Glass Co., Ltd. (APPL)  . . . . . .        39,000             302
 Bank of Tokyo-Mitsubishi (BANK) . . . . .       127,000           1,770
 Bank of Yokohama, Ltd. (BANK) . . . . . .        10,000              46
 Benesse Corp. (COMM). . . . . . . . . . .         1,300             313
 Bridgestone Corp. (PART)  . . . . . . . .        21,000             462
 Canon, Inc. (COMM)  . . . . . . . . . . .        25,000             993
 Casio Computer Co. (ETRN) . . . . . . . .         9,000              75
 Chiyoda Corp. * (ENGI)  . . . . . . . . .        16,000              23
 Citizen Watch Co., Ltd. (RETS). . . . . .        10,000              64
 Cosmo Oil Co., Ltd. (OILX)  . . . . . . .        33,000              49
 Credit Saison Co., Ltd. (FINL)  . . . . .         5,600              98
 CSK Corp. (SOFT)  . . . . . . . . . . . .         3,200             520
 Dai Nippon Printng Co., Ltd. (COMM) . . .        19,000             303
 Daicel Chemical Industries, Ltd. (CHEM) .        16,000              45
 Daiichi Pharmaceutical Co., Ltd. (HEAL) .        10,000             130
 Daikin Industries, Ltd. (CONS)  . . . . .        10,000             136
 Dainippon Ink & Chemicals, Inc. (CHEM)  .        28,000              83
 Dainippon Screen Manufacturing Co., Ltd.
  (ELEQ) . . . . . . . . . . . . . . . . .         9,000              54
 Daito Trust Construction Co., Ltd. (REAL)         2,200              25
 Daiwa House Industry Co., Ltd. (HOUS) . .        17,000             126
 Daiwa Securities Co., Ltd. (FUND) . . . .        37,000             579
 Denso Corp. (ETRN)  . . . . . . . . . . .        24,000             573
 East Japan Railway Co. (TRAN) . . . . . .           107             577
 Ebara Corp. (MACH)  . . . . . . . . . . .         9,000             100
 Eisai Co. Ltd. (HEAL) . . . . . . . . . .        10,000             192
 Fanuc, Ltd. (ELEQ)  . . . . . . . . . . .         6,800             866
 Fuji Bank, Ltd. (BANK)  . . . . . . . . .        95,000             923
 Fuji Photo Film (LEIS)  . . . . . . . . .        14,000             511
 Fuji Soft ABC, Inc. (SOFT)  . . . . . . .         1,000              78
 Fujikura (ELEQ) . . . . . . . . . . . . .        11,000              44
 Fujitsu, Ltd. (ELEQ)  . . . . . . . . . .        51,000           2,326
 Furukawa Electric Co. (TELE)  . . . . . .        10,000             152
 Hankyu Corp. (TRAN) . . . . . . . . . . .        23,000              82
 Hirose Electric Co., Ltd. (ETRN)  . . . .         1,500             336
 Hitachi Zosen Corp. (CONS)  . . . . . . .        52,000              39
 Hitachi, Ltd. (ETRN)  . . . . . . . . . .        88,000           1,413
 Honda Motor Co. (AUTO)  . . . . . . . . .        26,000             967
 Hoya Corp. (ETRN) . . . . . . . . . . . .         4,000             315
 Industrial Bank of Japan (BANK) . . . . .        65,000             627
 Isetan Co., Ltd. (RETS) . . . . . . . . .        14,000             103
 Ito-Yokado Co., Ltd. (RETS) . . . . . . .        12,000           1,304
 Itochu Corp. (DIOP) . . . . . . . . . . .        48,000             239
 Japan Airlines Co., Ltd. (TRAN) . . . . .        63,000             187
 Japan Energy Corp. (OILX) . . . . . . . .        86,000              78
 Japan Tobacco, Inc. (FOOD)  . . . . . . .            38             291
 Joyo Bank, Ltd. (BANK)  . . . . . . . . .        29,000             133
 JUSCO Co., Ltd. * (RETS)  . . . . . . . .        11,000             192
 Kajima Corp. (CONS) . . . . . . . . . . .        35,000             104
 Kaneka Corp. (CHEM) . . . . . . . . . . .        14,000             179
 Kansai Electric Power Co., Inc. (UTIE)  .        20,100             350
 KAO Corp. (HNBA)  . . . . . . . . . . . .        16,000             457
 Kawasaki Heavy Industry, Ltd. (DIOP)  . .        46,000              61
 Kawasaki Steel Corp. (STEE) . . . . . . .       100,000             179
 Keihin Electric Express Railway Co., Ltd.
  (TRAN) . . . . . . . . . . . . . . . . .        35,000             120
 Kinden Corp. (ENGI) . . . . . . . . . . .        12,000              92
 Kinki Nippon Railway (TRAN) . . . . . . .        35,000             140
 Kirin Brewery Co. (FOOD)  . . . . . . . .        31,000             326
 Kokuyo Co. (COMM) . . . . . . . . . . . .         6,000              80
 Komatsu, Ltd. (MACH)  . . . . . . . . . .        30,000             138
 Komori Corp. (MACH) . . . . . . . . . . .         4,000              76

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Konami Co., Ltd. (COMP) . . . . . . . . .         1,300        $    232
 Konica Corp. (LEIS) . . . . . . . . . . .        17,000              63
 Kubota Corp. (MACH) . . . . . . . . . . .        48,000             184
 Kuraray Co., Ltd. (APPA)  . . . . . . . .        10,000             101
 Kurita Water Industries, Ltd. (POLL)  . .         5,000              79
 Kyocera Corp. (ETRN)  . . . . . . . . . .         5,600           1,452
 Makita Corp. (CNSU) . . . . . . . . . . .         8,000              72
 Marubeni Corp. (DIOP)   . . . . . . . . .        55,000             231
 Marui Co., Ltd. (RETS)  . . . . . . . . .        13,000             194
 Matsushita Electric Industrial Co. (ETRN)        53,000           1,468
 Minebea Co., Ltd. (CHEM)  . . . . . . . .        13,000             223
 Mitsubishi Chemical Corp. (CHEM)  . . . .        61,000             215
 Mitsubishi Corp. (DIOP) . . . . . . . . .        44,000             340
 Mitsubishi Electric Corp. (ETRN)  . . . .        65,000             420
 Mitsubishi Estate Co., Ltd. (REAL)  . . .        37,000             361
 Mitsubishi Heavy Industries, Ltd. (MACH)         90,000             300
 Mitsubishi Logistcs Corp. (TRAN)  . . . .         7,000              45
 Mitsubishi Materials Corp. (PMET) . . . .        39,000              95
 Mitsubishi Rayon Co., Ltd. (APPA) . . . .        27,000              66
 Mitsubishi Trust & Banking Corp. (BANK) .        37,000             326
 Mitsui & Co., Ltd. (DIOP) . . . . . . . .        46,000             322
 Mitsui Engineering & Shipbuilding Co.,
  Ltd. * (CONS)  . . . . . . . . . . . . .        48,000              33
 Mitsui Fudosan (REAL) . . . . . . . . . .        24,000             163
 Mitsui Marine & Fire Insurance Co., Ltd.
  (INSU) . . . . . . . . . . . . . . . . .        25,000             148
 Mitsui Mining & Smelting Co., Ltd. (META)        17,000              80
 Mitsui Trust & Banking Co., Ltd. (BANK) .        27,000              61
 Mitsukoshi, Ltd. (RETS) . . . . . . . . .        14,000              49
 Mori Seiki Co., Ltd. (MACH) . . . . . . .         5,000              67
 Murata Manufacturing Co., Ltd. (ETRN) . .         7,000           1,644
 Mycal Corp. (RETS)  . . . . . . . . . . .        20,000              87
 NAMCO, Ltd. (LEIS)  . . . . . . . . . . .         3,800             246
 NEC Corp. (COMP)  . . . . . . . . . . . .        43,000           1,025
 NGK Insulators (PART) . . . . . . . . . .        13,000              97
 NGK Spark Plug Co. (PART) . . . . . . . .        11,000             101
 Nichiei Co., Ltd. (LEND)  . . . . . . . .         1,500              33
 Nidec Corp. (MACH)  . . . . . . . . . . .         1,000             289
 Nikon Corp. (LEIS)  . . . . . . . . . . .        11,000             323
 Nintendo Corp., Ltd. (LEIS) . . . . . . .         3,800             632
 Nippon Comsys Corp. (ENGI)  . . . . . . .         6,000             124
 Nippon Express Co., Ltd. (TRAN) . . . . .        31,000             171
 Nippon Mitsubishi Oil Co., Ltd. (OILX)  .        59,000             260
 Nippon Paper Industries Co. (PAPR)  . . .        25,000             138
 Nippon Steel Co. (STEE) . . . . . . . . .       188,000             440
 Nippon Telegraph & Telephone Corp. (UTIT)           346           5,926
 Nippon Yusen Kabushiki Kaisha (TRAN)  . .        54,000             221
 Nissan Motor Acceptance Corp. (FINL)  . .        64,000             252
 Nitto Denko Corp. (ETRN)  . . . . . . . .         7,000             350
 Nomura Securities Co., Ltd. (FUND)  . . .        50,000             903
 NSK, Ltd. (META)  . . . . . . . . . . . .        20,000             137
 NTN Corp. (METP)  . . . . . . . . . . . .        23,000              68
 Obayashi Corp. (CONS) . . . . . . . . . .        22,000             104
 Oji Paper Co. (PAPR)  . . . . . . . . . .        27,000             163
 Okuma Corp. (MACH)  . . . . . . . . . . .        11,000              34
 Olympus Optical Co. (LEIS)  . . . . . . .        11,000             156
 Omron Corp. (ETRN)  . . . . . . . . . . .         8,000             184
 Onward Kashiyama Co., Ltd. (APPA) . . . .         9,000             123
 Oriental Land Co., Ltd. (LEIS)  . . . . .         1,000              86
 Orix Corp. (FINL) . . . . . . . . . . . .         2,000             451
 Osaka Gas Co. (UTIG)  . . . . . . . . . .        81,000             195
 Pioneer Corp. (ETRN)  . . . . . . . . . .         6,000             159
 Promise Co., Ltd. (LEND)  . . . . . . . .         2,600             132
 RENOWN, Inc. * (APPA) . . . . . . . . . .        23,000              56
 Rohm Co., Ltd. (ETRN) . . . . . . . . . .         3,000           1,233
 Sakura Bank, Ltd. (BANK)  . . . . . . . .       116,000             672
 Sankyo Co., Ltd. (HEAL) . . . . . . . . .        13,000             267
 Sanrio Co., Ltd. * (CNSU) . . . . . . . .         3,000             111
 Sanyo Electric Co. (ETRN) . . . . . . . .        56,000             227
 Secom Co. (ETRN)  . . . . . . . . . . . .         8,000             881
 Sega Enterprises (CNSU) . . . . . . . . .         4,300             137
 Sekisui Chemical Co. (CHEM) . . . . . . .        20,000              89
 Sekisui House, Ltd. (CONS)  . . . . . . .        25,000             221
 Sharp Corp. (ETRN)  . . . . . . . . . . .        31,000             793
 Shimamura Co., Ltd. (RETS)  . . . . . . .         1,000             159
 SHIMANO, Inc. (LEIS)  . . . . . . . . . .         5,000              88
 Shimizu Corp. (CONS)  . . . . . . . . . .        29,000              96
 Shin-Etsu Chemical Co. (CHEM) . . . . . .         9,000             388
 Shionogi & Co., Ltd. (HEAL) . . . . . . .        14,000             170
 Shiseido Co., Ltd. (CHEM) . . . . . . . .        14,000             204
 Shizuoka Bank, Ltd. (BANK)  . . . . . . .        19,000             195
 Showa Shell Sekiyu K.K. (OILX)  . . . . .        21,000              93
 SMC Corp. (MACH)  . . . . . . . . . . . .         2,000             443
 Softbank Corp. * (SOFT) . . . . . . . . .         3,000           2,872
 Sony Corp. (ETRN) . . . . . . . . . . . .        11,000           3,262
 Sumitomo Bank (BANK)  . . . . . . . . . .        86,000           1,178
 Sumitomo Chemical Co. (CHEM)  . . . . . .        48,000             226
 Sumitomo Corp. (DIOP) . . . . . . . . . .        32,000             310
 Sumitomo Electric Industries (TELE) . . .        19,000             220
 Sumitomo Heavy Industry (MACH)  . . . . .        31,000              85
 Sumitomo Marine & Fire Insurance Co., Ltd.
  (INSU) . . . . . . . . . . . . . . . . .        24,000             148
 Sumitomo Metal Industries (STEE)  . . . .       102,000              77
 Sumitomo Metal Mining Co. (PMET)  . . . .        17,000              38
 Taisho Pharmaceutical Co., Ltd. (HEAL)  .        10,000             294
 Taiyo Yuden Co., Ltd. (ELEQ)  . . . . . .         4,000             237
 Takashimaya Co. (RETS)  . . . . . . . . .        12,000              83
 Takeda Chemical Industries (HEAL) . . . .        24,000           1,186
 Takefuji Corp. (LEND) . . . . . . . . . .         3,000             376
 Teijin, Ltd. (APPA) . . . . . . . . . . .        30,000             111
 Teikoku Oil Co., Ltd. (OILX)  . . . . . .        19,000              58
 Terumo Corp. (HEAL) . . . . . . . . . . .         4,000             107
 The Daiwa Bank, Ltd. (BANK) . . . . . . .        39,000             115

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Tobu Railway Co., Ltd. (TRAN) . . . . . .        36,000        $    106
 Toho Co., Ltd. (MEDI) . . . . . . . . . .         1,200             175
 Tohoku Electric Power (UTIE)  . . . . . .        13,000             193
 Tokai Bank Ltd. (BANK)  . . . . . . . . .        53,000             334
 Tokio Marine & Fire Insurance Co. (INSU)         42,000             491
 Tokyo Broadcasting (MEDI) . . . . . . . .         7,000             237
 Tokyo Dome Corp. (LEIS) . . . . . . . . .         7,000              34
 Tokyo Electric Power (UTIE) . . . . . . .        35,700             957
 Tokyo Electron, Ltd. (ETRN) . . . . . . .         5,000             685
 Tokyo Gas Co. (OILX)  . . . . . . . . . .        86,000             210
 Tokyu Corp. (TRAN)  . . . . . . . . . . .        26,000              63
 Toppan Printing Co. (CNSU)  . . . . . . .        20,000             200
 Toray Industries, Inc. (APPA) . . . . . .        33,000             128
 Toshiba Corp. (ETRN)  . . . . . . . . . .        78,000             595
 Tostem Corp. (CONS) . . . . . . . . . . .         8,000             144
 Toto, Ltd. (APPL) . . . . . . . . . . . .        13,000              79
 Toyo Seikan Kaisha, Ltd. (CONT) . . . . .         8,000             116
 Toyota Motor Corp. (AUTO) . . . . . . . .       102,000           4,942
 Trans Cosmos, Inc. (SOFT) . . . . . . . .           700             299
 Uni-Charm Corp. (PAPR)  . . . . . . . . .         3,000             173
 UNY Co., Ltd. (RETS)  . . . . . . . . . .        11,000             108
 Wacoal Corp. (APPA) . . . . . . . . . . .        11,000              97
 Yamaha Corp. (LEIS) . . . . . . . . . . .         6,000              39
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL)       10,000             349
 Yamato Transport Co., Ltd. (TRAN) . . . .        14,000             543
 Yokogawa Electric (ETRN)  . . . . . . . .        11,000              78
                                                                --------
                                                                  75,316
Mexico - 1.1%
 Alfa, SA * (DIOP) . . . . . . . . . . . .        16,000              75
 Apasco SA de CV (CONS)  . . . . . . . . .         6,000              37
 Cemex SA de CV - CPO * (CONS) . . . . . .        34,000             190
 Cifra SA de CV - Ser. C (RETS)  . . . . .        25,000              48
 Cifra SA de CV - Ser. V (RETS)  . . . . .        96,000             192
 Desc SA de CV - Ser. B (DIOP) . . . . . .        39,000              32
 Fomento Economico Mexicano SA de C.V.
  (FOOD) . . . . . . . . . . . . . . . . .        20,000              89
 Grupo Carso SA de CV - Ser. A1 (DIOP) . .        24,000             120
 Grupo Financiero Banamex Accival SA de CV
  (Banacci) (FINL) . . . . . . . . . . . .        35,000             140
 Grupo Financiero Bancomer SA de CV - Cl. O
  (FINL) . . . . . . . . . . . . . . . . .       157,000              66
 Grupo Mexico SA - Ser. B (META) . . . . .        18,000              89
 Grupo Modelo SA de CV - C Shares (FOOD) .        62,000             170
 Grupo SA de CV - Ser. A (FOOD)  . . . . .        24,000              54
 Grupo Televisa SA * (MEDI)  . . . . . . .         6,000             203
 Industrias Penoles SA * (META)  . . . . .        20,000              58
 Kimberly-Clark de Mexico SA de CV (PAPR)         47,000             183
 Telephonos de Mexico SA - Ser. L (UTIT) .       163,000             912
                                                                --------
                                                                   2,658
Netherlands - 2.7%
 ABN Amro Holding NV (BANK)  . . . . . . .        18,400             460
 Aegon NV (INSU) . . . . . . . . . . . . .         6,100             589
 Akzo Nobel NV (CHEM)  . . . . . . . . . .         3,850             193
 ASM Lithography Holding NV (ETRN) . . . .           800              89
 Elsevier NV (MEDP)  . . . . . . . . . . .        10,500             125
 Heineken NV (FOOD)  . . . . . . . . . . .         4,375             213
 ING Groep NV (BANK) . . . . . . . . . . .         9,800             592
 Koninklijke (Royal) Philips Electronics NV
  (ETRN) . . . . . . . . . . . . . . . . .         3,932             535
 Koninklijke Ahold NV (RETF) . . . . . . .         7,000             207
 KPN NV (UTIT) . . . . . . . . . . . . . .         6,556             640
 Royal Dutch Petroleum Co. (OILS)  . . . .        22,650           1,388
 STMicroelectronics * (ETRN) . . . . . . .         5,474             843
 TNT Post Group NV (TRAN)  . . . . . . . .         5,610             161
 Unilever NV - CVA (CNSU)  . . . . . . . .         5,819             322
 Wolters Kluwer NV - CVA (MEDP)  . . . . .         4,400             149
                                                                --------
                                                                   6,506
New Zealand - 0.3%
 Brierley Investments, Ltd. (LEIS) . . . .       295,300              62
 Carter Holt Harvey, Ltd. (PAPR) . . . . .        88,200             115
 Telecom Corp. of New Zealand, Ltd. (TELS)        98,600             464
                                                                --------
                                                                     641
Norway - 0.6%
 ASK Proxima ASA * (COMP)  . . . . . . . .         3,520              25
 Den Norske Bank ASA (BANK)  . . . . . . .        28,960             119
 Kvaerner ASA - B Shares (CONS)  . . . . .         1,900              33
 Kvaerner plc (CONS) . . . . . . . . . . .         3,140              66
 Leif Hoegh & Co. ASA (TRAN) . . . . . . .         8,340              99
 Merkantildata ASA (SOFT)  . . . . . . . .         4,300              52
 NCL Holdings ASA * (LEIS) . . . . . . . .        13,800              60
 Norsk Hydro ASA (DIOP)  . . . . . . . . .         9,340             392
 Norske Skogsindustrier ASA - Cl. A (PAPR)         2,500             131
 Orkla ASA (DIOP)  . . . . . . . . . . . .         7,920             137
 Petroleum Geo-Services ASA (OILE) . . . .         6,240             111
 Smedvig ASA - A Shares (OILS) . . . . . .         4,800              60
 Smedvig ASA - B Shares (OILS) . . . . . .         5,200              55
 Storebrand ASA (INSU) . . . . . . . . . .        13,040              99
 Tomra Systems ASA (COMM)  . . . . . . . .         1,600              27
                                                                --------
                                                                   1,466
Peru - 0.1%
 Credicorp, Ltd. (BANK)  . . . . . . . . .         3,600              43
 Telefonica del Peru S.A.A. - Cl. B (UTIT)        91,700             119
                                                                --------
                                                                     162

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED
Philippines - 0.1%
 Ayala Land, Inc. (READ) . . . . . . . . .       182,300        $     48
 Metropolitan Bank & Trust Co. (BANK)  . .        13,090              94
 Petron Corp. (OILS) . . . . . . . . . . .       468,400              37
 Philippine Long Distance Telephone Co.
  (UTIT) . . . . . . . . . . . . . . . . .         3,200              81
 SM Prime Holdings, Inc. (READ)  . . . . .       545,000             103
                                                                --------
                                                                     363
Portugal - 0.5%
 Banco Comercial Portgues SA (BANK)  . . .        33,000             183
 Banco Espirito Santo SA (BANK)  . . . . .         1,100              31
 BPI-SGPS, SA - Registered Shares (FUND) .        32,490             139
 Brisa-Auto Estradas de Portugal SA (CONS)         8,375              64
 EDP-Electricidade de Portugal SA (UTIE) .         9,000             157
 Estabelecimentos Jeronimo Martins &
  Filho, Sociedade Gestora de Participacoes
  Sociais SA (RETF)  . . . . . . . . . . .         3,600              92
 Portugal Telecom, SA (TELS) . . . . . . .        36,700             403
 Sonae Investimento-Sociedade Gestora de
  Participacoes Sociais SA (RETS)  . . . .         1,200              63
                                                                --------
                                                                   1,132
Singapore - 0.3%
 City Developments, Ltd. (READ)  . . . . .        41,000             240
 Cycle & Carriage, Ltd. (AUTO) . . . . . .         4,000              12
 DBS Group Holdings, Ltd. (BANK) . . . . .         9,000             148
 First Capital Corp., Ltd. (READ)  . . . .        31,000              41
 Hotel Properties, Ltd. (REAL) . . . . . .        50,000              45
 Singapore Telecommunications, Ltd. (TELS)       114,000             235
 United Overseas Bank, Ltd. (BANK) . . . .         8,448              75
                                                                --------
                                                                     796
South Africa - 1.1%
 ABSA Group, Ltd. (BANK) . . . . . . . . .        24,600             110
 Anglo American Platinum Corp., Ltd. (PMET)        5,400             164
 Barlow, Ltd. (DIOP) . . . . . . . . . . .        11,700              84
 De Beers Centenary AG (UTIE)  . . . . . .         9,100             265
 Dimension Data Holdings, Ltd. (COMP)  . .        16,983             106
 FirstRand, Ltd. (FINL)  . . . . . . . . .       164,400             235
 Foschini, Ltd. * (RETS) . . . . . . . . .        37,100             102
 Impala Platinum Holdings, Ltd. (META) . .         2,600             105
 Imperial Holdings, Ltd. (DIOP)  . . . . .         9,711             106
 Investec Group, Ltd. (FUND) . . . . . . .         2,300             102
 JD Group, Ltd. (APPL) . . . . . . . . . .         6,400              55
 Liberty Life Association of Africa, Ltd.
  (INSU) . . . . . . . . . . . . . . . . .        12,400             143
 M-Cell, Ltd. (TELS) . . . . . . . . . . .        40,200             155
 Metropolitan Life, Ltd. (INSU)  . . . . .        30,200              53
 Nampak, Ltd. (CONT) . . . . . . . . . . .        25,500              77
 Nedcor, Ltd. (BANK) . . . . . . . . . . .         6,600             147
 Pepkor, Ltd. * (RETS) . . . . . . . . . .         9,700              46
 Rembrandt Group, Ltd. (DIOP)  . . . . . .        15,300             146
 Sappi, Ltd. (READ)  . . . . . . . . . . .        10,900             108
 Sasol, Ltd. (OILX)  . . . . . . . . . . .        12,800             108
 South African Breweries plc (FOOD)  . . .        19,300             196
                                                                --------
                                                                   2,613
South Korea - 1.3%
 Cheil Jedang Corp. (FOOD) . . . . . . . .         1,780             205
 Hankook Tire Co., Ltd. (PART) . . . . . .        18,030              51
 Housing & Commercial Bank, Korea (BANK) .         1,520              48
 Hyundai Motor Co., Ltd. (AUTO)  . . . . .         7,570             120
 Kookmin Bank (BANK) . . . . . . . . . . .         8,310             130
 Korea Electric Power Corp. (UTIE) . . . .        14,790             458
 L.G. Chemicals, Ltd. (CHEM) . . . . . . .         4,630             146
 L.G. Securities Co. (FINL)  . . . . . . .         1,800              31
 LG Electronics, Inc. - GDR * (ETRN) . . .         7,980             165
 Pohang Iron & Steel Co., Ltd. (STEE)  . .         1,570             173
 Samsung Corp. (ETRN)  . . . . . . . . . .         6,120              92
 Samsung Display Devices Co. (ETRN)  . . .         2,610             108
 Samsung Electro-Mechanics Co. (ETRN)  . .         2,690             179
 Samsung Electronics (ETRN)  . . . . . . .         3,840             900
 Samsung Fire & Marine Insurance (INSU)  .         1,780              57
 Shinhan Bank (BANK) . . . . . . . . . . .         7,310              79
 SK Corp. (OILS) . . . . . . . . . . . . .         4,651             141
 SK Telecom Co., Ltd. (TELS) . . . . . . .            60             215
                                                                --------
                                                                   3,298
Spain - 3.2%
 Altadis * (FOOD)  . . . . . . . . . . . .         7,714             110
 Autopistas Concesionaria Espanola SA
  (TRAN) . . . . . . . . . . . . . . . . .        13,503             131
 Banco Bilbao Vizcaya SA (BANK)  . . . . .        61,300             873
 Banco Santander Central Hispano SA (BANK)        90,100           1,020
 Corporacion Bancaria de Espana SA (BANK)         15,300             360
 Corporacion Financiera Alba SA (FUND)             6,000             205
 Corporacion Mapfre SA (INSU)  . . . . . .         2,100              35
 Endesa SA (UTIE)  . . . . . . . . . . . .        28,100             558
 Fomento de Construcciones y Contratas SA
  (CONS) . . . . . . . . . . . . . . . . .         4,600              94
 Gas Natural SDG SA - E Shares (UTIG)  . .        13,800             318
 Grupo Dragados SA (CONS)  . . . . . . . .         8,400              74
 Iberdrola SA (UTIE) . . . . . . . . . . .        27,500             381
 Repsol SA (OILX)  . . . . . . . . . . . .        30,000             696
 Sociedad General de Aguas de Barcelona SA
  (FOOD) . . . . . . . . . . . . . . . . .         8,484             124
 Sol Melia SA (LEIS) . . . . . . . . . . .         5,700              65
 Telefonica SA (UTIT)  . . . . . . . . . .        96,145           2,402
 TelePizza, SA * (RETF)  . . . . . . . . .         3,078              13
 Union Electrica Fenosa SA (UTIE)  . . . .        12,200             213

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - Continued
Spain - Continued
 Vallehermoso SA (READ)  . . . . . . . . .         8,700        $     61
 Zardoya Otis SA (MACH)  . . . . . . . . .         8,866              87
                                                                --------
                                                                   7,820
Sweden - 1.6%
 Drott AB - B Shares (REAL)  . . . . . . .        10,200             116
 ForeningsSparbanken AB (BANK) . . . . . .         8,700             128
 Hennes & Mauritz AB - B Shares (RETS) . .        13,800             462
 NetCom Systems, Inc. - Cl. B (TELS) . . .         2,032             143
 Sandvik AB - Cl. A (MACH) . . . . . . . .         4,950             155
 Securitas AB - B Shares (COMM)  . . . . .         9,200             167
 Skand Enskilda Banken - Cl. A (BANK)  . .        10,200             103
 Skandia Forsakrings AB (INSU) . . . . . .         9,500             287
 Skanska AB (CONS) . . . . . . . . . . . .         3,100             115
 Svenska Cellulosa AB - Cl. B (PAPR)   . .         4,500             133
 Svenska Handelsbanken, Inc. - A Shares
  (BANK) . . . . . . . . . . . . . . . . .         6,350              80
 Telefonaktiebolaget LM Ericsson - B Shares
  (TELE) . . . . . . . . . . . . . . . . .        28,000           1,800
 Volvo AB (AUTO) . . . . . . . . . . . . .         5,750             149
                                                                --------
                                                                   3,838
Switzerland - 1.5%
 ABB, Ltd. * (ENGI)  . . . . . . . . . . .         4,047             494
 Credit Suisse Group - Reg. (BANK) . . . .         1,970             392
 Nestle SA (FOOD)  . . . . . . . . . . . .           260             476
 Novartis AG (HEAL)  . . . . . . . . . . .           380             558
 Roche Holding AG (HEAL) . . . . . . . . .            55             697
 Schweizerische
  Rueckversicherungs-Gesellschaft (INSU) .           110             226
 Swisscom AG - Reg. (UTIT) . . . . . . . .           340             137
 UBS AG - Reg. (BANK)  . . . . . . . . . .         1,613             436
 Zurich Allied AG (INSU) . . . . . . . . .           340             194
                                                                --------
                                                                   3,610
Thailand - 0.3%
 ABN Amro Asia Securities Public Co., Ltd.
  (FINL) . . . . . . . . . . . . . . . . .        23,000              42
 Advance Agro Public Co., Ltd. * (PAPR)  .        69,000              35
 Bangkok Insurance Public Co., Ltd. (INSU)        12,200              40
 Electricity Generating Public, Co., Ltd.
  - Foreign R Shares (UTIE)  . . . . . . .        42,200              52
 Italian-Thai Development Public Co., Ltd.
  (CONS) . . . . . . . . . . . . . . . . .        37,400              57
 National Petrochemical Public Co., Ltd.
  (CHEM) . . . . . . . . . . . . . . . . .        42,100              46
 PTT Exploration and Production Public Co.,
  Ltd. (OILX)  . . . . . . . . . . . . . .        11,100              68
 Saha-Union Public Co., Ltd. (APPA)  . . .       102,700              34
 Sermsuk Public Co., Ltd. (FOOD) . . . . .         7,300              26
 Siam Cement Public Co., Ltd. (CONS)   . .         4,000             133
 TelecomAsia Corp. Public Co., Ltd. *
  (UTIT) . . . . . . . . . . . . . . . . .       113,200             147
 Thai Reinsurance Public Co., Ltd. (INSU)         36,200              37
                                                                --------
                                                                     717
Turkey - 0.5%
 Arcelik AS (APPL) . . . . . . . . . . . .     2,184,000             143
 Kartonsan Karton Sanayi Ve Ticaret AS
  (PAPR) . . . . . . . . . . . . . . . . .     1,083,000              68
 Migros Turk T.A.S. (RETF) . . . . . . . .       129,000              83
 Turkiye Garanti Bankasi AS (BANK) . . . .    12,113,000             183
 Turkiye Is Bankasi (Isbank) - Cl. C (BANK)    8,996,000             431
 Yapi ve Kredi Bankasi AS (BANK) . . . . .     9,130,000             282
                                                                --------
                                                                   1,190
United Kingdom - 7.3%
 Abbey National First Capital BV (BANK)  .        16,000             256
 Allied Zurich * (INSU)  . . . . . . . . .        18,600             219
 AstraZeneca Group plc (HEAL)  . . . . . .        21,139             878
 Barclays Bank (BANK)  . . . . . . . . . .        15,300             440
 Bass plc (FOOD) . . . . . . . . . . . . .        11,100             140
 BG Group plc (UTIG) . . . . . . . . . . .        37,866             244
 BOC Group plc (CHEM)  . . . . . . . . . .         7,000             151
 Boots Co. plc (RETD)  . . . . . . . . . .        10,700             105
 BP Amoco plc (OILE) . . . . . . . . . . .       231,900           2,341
 British Aerospace plc (AERO)  . . . . . .        32,263             212
 British Airways plc (TRAN)  . . . . . . .        18,800             123
 British American Tobacco plc * (FOOD) . .        18,600             105
 British Land Co. plc (REAL) . . . . . . .         7,200              48
 British Sky Broadcast plc (MEDI)  . . . .        19,900             321
 British Telecommunications plc (TELS) . .        60,500           1,466
 BTR Siebe plc (DIOP)  . . . . . . . . . .        23,385             124
 Burmah Castrol plc (OILS) . . . . . . . .         7,250             128
 Cadbury Schweppes plc (FOOD)  . . . . . .        26,600             160
 Carlton Communications plc (MEDI) . . . .        16,300             159
 Centrica plc * (UTIG)   . . . . . . . . .        58,900             171
 CGU plc (INSU)  . . . . . . . . . . . . .         9,300             150
 Diageo plc (FOOD) . . . . . . . . . . . .        35,700             285
 EMI Group plc (LEIS)  . . . . . . . . . .        12,400             122
 GKN plc (PART)  . . . . . . . . . . . . .         9,200             151
 Glaxo Wellcome plc - ADR (HEAL) . . . . .        32,110             910
 Granada Group plc (DIOP)  . . . . . . . .        23,400             236
 Great Universital Stores plc (RETS) . . .        11,800              69
 Halifax Group plc (LEND)  . . . . . . . .        14,100             154
 HSBC Holdings plc (BANK)  . . . . . . . .        68,800             953
 HSBC Holdings plc (BANK)  . . . . . . . .        24,900             349
 Imperial Chemical Industries plc (CHEM) .         1,700              18
 J Sainsbury plc (RETF)  . . . . . . . . .        24,100             136
 Kingfisher plc (RETS) . . . . . . . . . .        15,900             176
 Ladbroke Group plc (LEIS) . . . . . . . .        20,700              67
 Land Securities plc (REAL)  . . . . . . .         8,400              94
 Legal & General Group plc (INSU)  . . . .        62,800             171
 Lloyds TSB Group plc (BANK) . . . . . . .        51,200             636
 Marconi plc (TELE)  . . . . . . . . . . .        28,600             504
 Marks & Spencer plc (RETS)  . . . . . . .        19,900              95
 National Grid Group plc (UTIE)  . . . . .        22,500             171
 National Power plc (UTIE) . . . . . . . .        16,500              95

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                    Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED
United Kingdom - Continued
 Pearson plc (MEDP)  . . . . . . . . . . .         8,100        $    264
 Peninsular & Oriental Steam Navigation
  Co. (TRAN) . . . . . . . . . . . . . . .        10,300             171
 Prudential Corp. (INSU)   . . . . . . . .        20,900             408
 Railtrack Group plc (TRAN)  . . . . . . .         6,700             113
 Rank Group plc (DIOP) . . . . . . . . . .        16,000              52
 Reed International plc (MEDP) . . . . . .        15,400             116
 Reuters Group plc (BUSI)  . . . . . . . .        15,900             221
 Rio Tinto plc - Reg. (DIOP) . . . . . . .        11,900             286
 Royal Bank of Scotland Group (BANK) . . .        11,500             204
 Schroders (BANK)  . . . . . . . . . . . .         4,050              82
 Scottish Power plc (UTIE) . . . . . . . .        17,100             130
 SmithKline Beecham plc (HEAL) . . . . . .        51,500             653
 Tesco plc (RETF)  . . . . . . . . . . . .        67,200             204
 Unilever plc (CNSU) . . . . . . . . . . .        26,703             196
 United Utilities plc (AGRI) . . . . . . .        10,400             107
 Vodafone Airtouch plc (TELS)  . . . . . .       254,500           1,269
                                                                --------
                                                                  17,809
                                                                --------
                        TOTAL COMMON STOCK-         93.7%        228,585
                                                                --------

PREFERRED STOCK
Australia - 0.1%
 News Corp., Ltd. (MEDI) . . . . . . . . .        34,800             298
Brazil - 0.8%
 Aracruz Celulose SA - Cl. B (PAPR)  . . .        38,000              92
 Banco Bradesco SA (BANK)  . . . . . . . .    15,494,000             121
 Banco Itau SA (BANK)  . . . . . . . . . .     1,240,000             106
 Centrais Electricas Brasileires SA - Cl.
  B (UTIE) . . . . . . . . . . . . . . . .     3,137,000              75
 Companhia Cervejaria Brahma (FOOD)  . . .       101,000              74
 Companhia Energetica de Minas Gerais -
  CEMIG (UTIE) . . . . . . . . . . . . . .     3,565,000              80
 Companhia Vale do Rio Doce - Cl. A *
  (META) . . . . . . . . . . . . . . . . .         8,000             221
 Embratel Participacoes SA (UTIT)  . . . .     6,417,000             165
 Petroleo Brasileiro SA - Petrobras (OILS)     1,471,000             375
 Tele Centro Sul Participacoes SA (UTIT)       6,634,000             121
 Tele Norte Leste Participacoes SA (UTIT)      5,909,000             159
 Telesp Celular Participacoes SA * (TELS)      6,756,000             120
 Telesp Participacoes SA * (UTIT)  . . . .     5,862,000             142
                                                                --------
                                                                   1,851
Germany - 0.5%
 Dyckerhoff AG (CONS)  . . . . . . . . . .         2,600              80
 RWE AG (OILX) . . . . . . . . . . . . . .         5,470             169
 SAP AG - Vorzug (SOFT)  . . . . . . . . .         1,490             897
 Volkswagen AG (AUTO)  . . . . . . . . . .         3,800             122
                                                                --------
                                                                   1,268
                                                                --------
                     TOTAL PREFERRED STOCK-          1.4%          3,417
                                                 Par             Market
              Name of Issuer                    Value            Value
                                               (000's)          (000's)
PUBLICLY-TRADED BONDS
United Kingdom - 0.0%
 BG Transco Holdings plc (UTIG)
  4.187% due 12/14/22  . . . . . . . . . .   $         5        $      8
  7.0% due 12/16/24  . . . . . . . . . . .             5               8
  7.057% due 12/14/09  . . . . . . . . . .             5               8
 British Aerospace plc - Bonds (AERO)
  7.45% due 11/29/03 . . . . . . . . . . .             4               6
                                                                --------
               TOTAL PUBLICLY-TRADED BONDS-          0.0%             30
                                                                --------

WARRANTS
France - 0.0%
 AXA-CTF de Valeur Garant (INSU)
  expires 07/31/00 (Cost $17)  . . . . . .           172
Mexico - 0.0%
 Cemex SA de CV (CONS)
  expires 12/13/02 (Cost $1) . . . . . . .         2,000               2
United States - 0.9%
 Morgan Stanley Capital Llc (FINL)
  expires 01/01/80 (Cost $2,241) . . . . .        16,200           2,345
                                                                --------
                            TOTAL WARRANTS-          0.9%          2,347
                                                                --------

RIGHTS - 0.0%
South Korea - 0.0%
 Samsung Fire & Marine Insurance (INSU)              364               1

SHORT-TERM INVESTMENTS
 Investment in joint trading account
  (Note B)
  5.242% due 01/03/00  . . . . . . . . . .         8,414           8,415
 U.S. Treasury Bills
  5.18% due 03/16/00 # . . . . . . . . . .           565             559
                                                                --------
             TOTAL SHORT-TERM INVESTMENTS-           3.7%          8,974
                                             ------------       --------
                         TOTAL INVESTMENTS-         99.7%        243,354
       Cash and Receivables, less payables-          0.3%            663
                                             ------------       --------
                                NET ASSETS-        100.0%       $244,017
                                             ============       ========

* Non-income producing security.
ADR - American Depository Receipt
GDR - Global Depository Receipt
# Securities, or a portion thereof, with an aggregate market value of $537 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                     Industry           Market       % of
          Industry                 Abbreviation          Value     Long-Term
                                                        (000's)   Investments
Banks.............................     BANK             $29,532      12.6%
Telecommunication Services........     TELS              22,708       9.7%
Electronic Products and
  Services........................     ETRN              20,334       8.7%
Telephone.........................     UTIT              12,197       5.2%
Diversified Operations............     DIOP              12,095       5.2%
Insurance.........................     INSU              12,040       5.2%
Automobile........................     AUTO              10,569       4.5%
Health Care Products..............     HEAL               8,654       3.7%
Food, Beverage and Tobacco........     FOOD               6,394       2.7%
Telecommunication Equipment.......     TELE               6,355       2.7%
Electric Power....................     UTIE               5,764       2.5%
Computer Software and Services....     SOFT               5,763       2.5%
Machinery.........................     MACH               5,678       2.4%
Chemicals.........................     CHEM               5,611       2.4%
Retail - Department Stores........     RETS               5,470       2.3%
Construction......................     CONS               5,377       2.3%
Oil and Natural Gas Exploration
  and Production..................     OILX               5,342       2.3%
Transportation Services...........     TRAN               4,798       2.0%
Financial Services................     FINL               4,206       1.8%
Oil...............................     OILS               4,066       1.7%
Commercial Services...............     COMM               3,643       1.6%
Electrical Equipment..............     ELEQ               3,527       1.5%
Media - TV / Radio................     MEDI               3,283       1.4%
Retail - Food.....................     RETF               3,040       1.3%
Leisure and Recreation............     LEIS               2,924       1.2%
Oil - Equipment and Services......     OILE               2,616       1.1%
Brokerage and Investment
  Management......................     FUND               2,415       1.0%
Cosmetics and Personal Care
  Products........................     HNBA               2,037       0.9%
Paper and Forest Products.........     PAPR               1,601       0.7%
Computer Equipment................     COMP               1,394       0.6%
Auto and Truck Parts..............     PART               1,313       0.6%
Steel.............................     STEE               1,237       0.5%
Real Estate Operations............     REAL               1,201       0.5%
Shoe and Apparel Manufacturing....     APPA               1,187       0.5%
Personal and Commercial Lending...     LEND               1,106       0.5%
Natural Gas Distribution..........     UTIG               1,105       0.5%
Metals and Mining.................     META                1103       0.5%
Consumer - Miscellaneous..........     CNSU               1,037       0.4%
Engineering and Construction......     ENGI               1,007       0.4%
Real Estate Development...........     READ               1,005       0.4%
Media - Publishing................     MEDP                 920       0.4%
Household Appliances /
  Furnishings.....................     APPL                 579       0.2%
Precious Metals/Gems/Stones.......     PMET                 534       0.2%
Containers........................     CONT                 352       0.2%
Real Estate Investment Trust......     REIT                 260       0.1%
Business Services.................     BUSI                 221       0.1%
Aerospace and Defense.............     AERO                 218       0.1%
Metal Product and Fabrication.....     METP                 145       0.1%
Housing...........................     HOUS                 126       0.1%
Agricultural Operations...........     AGRI                 107       0.0%
Retail - Drug Stores..............     RETD                 105       0.0%
Pollution Control.................     POLL                  79       0.0%
                                                       --------    -------
                                                       $234,380     100.0%
                                                       ========    =======

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
                                                                  Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK

Australia - 4.5%
 Broken Hill Proprietary Co., Ltd. (DIOP)  . .     16,700        $    219
 Cable & Wireless Optus, Ltd. * (TELS) . . . .    105,135             351
 WMC, Ltd. (DIOP)  . . . . . . . . . . . . . .     41,000             226
 Woodside Petroleum, Ltd. (OILX) . . . . . . .     27,300             202
                                                                 --------
                                                                      998
Brazil - 1.4%
 Aracruz Celulose SA - ADR (PAPR)  . . . . . .      5,200             136
 Companhia Vale do Rio Doce - ADR (META) . . .      6,300             176
                                                                 --------
                                                                      312
Canada - 3.4%
 Barrick Gold Corp. (PMET) . . . . . . . . . .     11,100             196
 BCE, Inc. (TELS)  . . . . . . . . . . . . . .      2,100             191
 Canadian National Railway Co. (TRAN)  . . . .      4,600             121
 MANULIFE Financial Corp. (INSU) . . . . . . .     17,200             220
 Noranda, Inc. (META)  . . . . . . . . . . . .      2,400              32
                                                                 --------
                                                                      760
Finland - 1.2%
 Sonera Oyj (TELS) . . . . . . . . . . . . . .      4,100             281

France - 4.3%
 Aventis SA * (HEAL) . . . . . . . . . . . . .      4,623             268
 Canal Plus (MEDI) . . . . . . . . . . . . . .      2,409             351
 Compagnie de St. Gobain (CONS)  . . . . . . .      1,150             216
 EUROTUNNEL (TRAN) . . . . . . . . . . . . . .    113,460             134
                                                                 --------
                                                                      969
Germany - 7.4%
 Allianz AG - Reg. (INSU)  . . . . . . . . . .        220              74
 BASF AG (CHEM)  . . . . . . . . . . . . . . .      4,578             235
 Bayer AG (CHEM) . . . . . . . . . . . . . . .      5,363             254
 Bayerische Vereinsbank AG (BANK)  . . . . . .      2,374             162
 Heidelberger Druckmaschinen AG (MACH) . . . .        648              34
 Muenchener Rueckversicherungs-Gesellschaft
  AG - Reg. (INSU) . . . . . . . . . . . . . .        752             191
 Schering AG (HEAL)  . . . . . . . . . . . . .      1,263             153
 Siemens AG (DIOP) . . . . . . . . . . . . . .      2,101             267
 Thyssen Krupp AG (CONS) . . . . . . . . . . .      2,017              62
 VEBA AG (DIOP)  . . . . . . . . . . . . . . .      2,658             129
 Viag AG (DIOP)  . . . . . . . . . . . . . . .      4,627              85
                                                                 --------
                                                                    1,646
Hong Kong - 0.5%
 Citic Pacific, Ltd. (DIOP)  . . . . . . . . .     29,000             109
 New World China Ltd. * (READ) . . . . . . . .         75
                                                                 --------
                                                                      109
Japan - 19.1%
 Asahi Chemical Industry Co., Ltd. (CHEM)  . .     17,000              87
 Chugai Pharmaceutical Co., Ltd. (HEAL)  . . .     12,000             130
 Daiei, Inc. (RETS)  . . . . . . . . . . . . .      3,000              12
 Daiwa Securities Group, Inc. (FUND) . . . . .     31,000             485
 DDI Corp. (UTIT)  . . . . . . . . . . . . . .         15             206
 East Japan Railway Co. (TRAN) . . . . . . . .         32             173
 Fuji Bank, Ltd. (BANK)  . . . . . . . . . . .     12,000             117
 Fujitsu, Ltd. (ELEQ)  . . . . . . . . . . . .      4,000             182
 Matsushita Electric Industrial Co. (ETRN) . .      9,000             249
 Mitsubishi Estate Co., Ltd. (REAL)  . . . . .     13,000             127
 Mitsui Fudosan Co., Ltd. (REAL) . . . . . . .     10,000              68
 NEC Corp. (COMP)  . . . . . . . . . . . . . .     11,000             262
 Nikko Securities Co., Ltd. (FUND) . . . . . .      4,000              51
 Nippon Telegraph & Telephone Corp. (UTIT) . .         11             188
 Nissan Motor Acceptance Corp. (FINL)  . . . .     13,000              51
 Nomura Securities Co., Ltd. (FUND)  . . . . .      3,000              54
 NTT Mobile Communications Network, Inc.
  (TELS) . . . . . . . . . . . . . . . . . . .          5             192
 Sakura Bank, Ltd. (BANK)  . . . . . . . . . .     29,000             168
 Sharp Corp. (ETRN)  . . . . . . . . . . . . .     17,000             435
 Sony Corp. (ETRN) . . . . . . . . . . . . . .      1,600             475
 Sumitomo Metal Mining Co. (PMET)  . . . . . .     12,000              27
 Teijin, Ltd. (APPA) . . . . . . . . . . . . .     21,000              77
 Toray Industries, Inc. (APPA) . . . . . . . .     19,000              74
 Toshiba Corp. (ETRN)  . . . . . . . . . . . .     26,000             198
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL)  .      5,000             175
                                                                 --------
                                                                    4,263
Netherlands - 1.5%
 STMicroelectronics * (ETRN) . . . . . . . . .      1,075             165
 United Pan - Europe Communications NV *
  (TELS) . . . . . . . . . . . . . . . . . . .      1,320             169
                                                                 --------
                                                                      334
Singapore - 0.6%
 DBS Group Holdings, Ltd. (BANK) . . . . . . .      2,000             131

South Africa - 1.5%
 Anglo American Platinum Corp., Ltd. (PMET)  .      7,100             216
 Impala Platinum Holdings, Ltd. - ADR
  (META) . . . . . . . . . . . . . . . . . . .      2,900             117
                                                                 --------
                                                                      333
South Korea - 0.6%
 Samsung Electronics (ETRN)  . . . . . . . . .        560             131

Switzerland - 3.7%
 Clariant AG - Reg. (CHEM) . . . . . . . . . .        324             154
 Novartis AG - Reg. (HEAL) . . . . . . . . . .        103             151
 Roche Holding AG (HEAL) . . . . . . . . . . .         16             190
 Swisscom AG - Reg. (UTIT) . . . . . . . . . .        478             193
 UBS AG - Reg. (BANK)  . . . . . . . . . . . .        498             135
                                                                 --------
                                                                      823
United Kingdom - 14.9%
 BOC Group plc (CHEM)  . . . . . . . . . . . .     15,129             326
 British Aerospace plc (AERO)  . . . . . . . .      7,763              51
 British Telecommunications plc (TELS) . . . .      7,595             184
 Carlton Communications plc (MEDI) . . . . . .     28,628             279

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

                                                                  Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 Enterprise Oil plc (OILX) . . . . . . . . . .     10,390        $     70
 Gallaher Group plc (FOOD) . . . . . . . . . .     14,605              61
 LASMO plc (OILX)  . . . . . . . . . . . . . .      9,622              19
 Marconi plc (TELE)  . . . . . . . . . . . . .     13,813             244
 National Grid Group plc (UTIE)  . . . . . . .     22,756             173
 National Power plc (UTIE) . . . . . . . . . .     26,078             150
 Prudential Corp. (INSU) . . . . . . . . . . .     11,697             228
 Railtrack Group plc (TRAN)  . . . . . . . . .      8,371             141
 Reuters Group plc (BUSI)  . . . . . . . . . .     22,147             308
 Rio Tinto plc - Reg. (DIOP) . . . . . . . . .     12,381             297
 Scottish Power plc (UTIE) . . . . . . . . . .     22,504             171
 Shell Transport & Trading Co. plc (OILX)  . .     28,603             238
 SmithKline Beecham plc (HEAL) . . . . . . . .     13,328             169
 Standard Chartered (BANK) . . . . . . . . . .      3,051              49
 The Great Universal Stores plc (RETS) . . . .     29,388             171
                                                                 --------
                                                                    3,329
United States - 30.4%
 Amerada Hess Corp. (OILX) . . . . . . . . . .      2,200             125
 America Online, Inc. * (SOFT) . . . . . . . .      1,600             121
 AT&T Corp. (UTIT) . . . . . . . . . . . . . .      3,005             153
 AT&T Corp. - Liberty Media Group - Cl. A *
  (MEDP) . . . . . . . . . . . . . . . . . . .      6,416             364
 Biogen, Inc. * (HEAS) . . . . . . . . . . . .      1,300             110
 Cinergy Corp. (UTIE)  . . . . . . . . . . . .      3,700              89
 Cisco Systems, Inc. * (ETRN)  . . . . . . . .        500              54
 Conoco, Inc. - Cl. A (OILS) . . . . . . . . .      6,800             168
 CSX Corp. (TRAN)  . . . . . . . . . . . . . .      5,500             173
 Duke Energy Co. (UTIE)  . . . . . . . . . . .      2,100             105
 Electronic Data Systems Corp. (SOFT)  . . . .      4,100             274
 EMC Corp. * (SOFT)  . . . . . . . . . . . . .        500              55
 Enron Corp. (UTIG)  . . . . . . . . . . . . .      4,600             204
 Equity Residential Properties Trust (REIT)  .      3,600             154
 Exxon Mobil Corp. (OILE)  . . . . . . . . . .      2,400             193
 Freeport-McMoRan Copper & Gold, Inc. -
  Cl. B (PMET) . . . . . . . . . . . . . . . .        700              15
 Homestake Mining Co. (PMET) . . . . . . . . .      8,300              65
 Immunex Corp. * (HEAL)  . . . . . . . . . . .      3,800             416
 International Business Machines Corp.
  (COMP) . . . . . . . . . . . . . . . . . . .      3,000             324
 Lockheed Martin Corp. (AERO)  . . . . . . . .      5,400             118
 MedImmune, Inc. * (HEAL)  . . . . . . . . . .        200              33
 Motorola, Inc. (ETRN) . . . . . . . . . . . .      2,000             294
 Newmont Mining Corp. (PMET) . . . . . . . . .      7,300             179
 Nextel Communications, Inc. * (TELS)  . . . .      2,200             227
 Northrop Grumman Corp. (AERO) . . . . . . . .      2,700             146
 Oracle Corp. * (SOFT) . . . . . . . . . . . .      3,900             437
 Parametric Technology Corp. * (SOFT)  . . . .      4,600             124
 Peco Energy Co. (UTIE)  . . . . . . . . . . .      5,200             181
 Phillips Petroleum Co. (OILX) . . . . . . . .      3,500             164
 SABRE Group Holdings, Inc. * (LEIS) . . . . .      3,800             195
 Sterling Commerce, Inc. * (ETRN)  . . . . . .      4,100             140
 Stillwater Mining Co. * (PMET)  . . . . . . .      6,850             218
 Sun Microsystems, Inc. * (SOFT) . . . . . . .      5,000             387
 U.S. Airways Group, Inc. * (TRAN) . . . . . .      2,400              77
 Unocal Corp. (OILX) . . . . . . . . . . . . .      3,600             121
 UnumProvident Corp. (INSU)  . . . . . . . . .      3,200             103
 USEC, Inc. (CONS) . . . . . . . . . . . . . .     16,900             118
 USX-US Steel Group, Inc. (STEE) . . . . . . .      6,000             198
 Williams Cos., Inc. (UTIG)  . . . . . . . . .      5,300             162
                                                                 --------
                                                                    6,784
                                                                 --------
                            TOTAL COMMON STOCK-      95.0%         21,203

                                                     Par
                                                    Value
                                                   (000's)
SHORT-TERM INVESTMENTS - 4.5%

 Investment in joint repurchase agreement with
  Scudder Kemper Investments dated 12/31/99,
  2.8% due 01/03/00 (Secured by $825 U.S.
  Treasury Bonds, 12.375% due 05/15/04, Market
  Value $1,020)                                    $  995             995
                                                   -------        -------
                             TOTAL INVESTMENTS-      99.5%         22,198
           Cash and Receivables, less payables-       0.5%            113
                                                   -------        -------
                                    NET ASSETS-     100.0%        $22,311
                                                   =======        =======

*    Non-income producing security.
ADR - American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
-------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                        Market         % of
                                     Industry           Value        Long-Term
            Industry               Abbreviation        (000's)      Investments

Electronic Products and Services..     ETRN            $2,142          10.1%
Health Care Products..............     HEAL             1,685           7.9%
Telecommunication Services........     TELS             1,595           7.5%
Computer Software and Services....     SOFT             1,398           6.6%
Diversified Operations............     DIOP             1,333           6.3%
Chemicals.........................     CHEM             1,057           5.0%
Oil and Natural Gas Exploration
  and Production..................     OILX               939           4.4%
Precious Metals/Gems/Stones.......     PMET               916           4.3%
Electric Power....................     UTIE               870           4.1%
Transportation Services...........     TRAN               817           3.9%
Insurance.........................     INSU               815           3.8%
Banks.............................     BANK               761           3.6%
Telephone.........................     UTIT               740           3.5%
Media - TV / Radio................     MEDI               629           3.0%
Brokerage and Investment
  Management......................     FUND               590           2.8%
Computer Equipment................     COMP               586           2.8%
Construction......................     CONS               396           1.9%
Natural Gas Distribution..........     UTIG               366           1.7%
Media - Publishing................     MEDP               364           1.7%
Metals and Mining.................     META               325           1.5%
Aerospace and Defense.............     AERO               315           1.5%
Business Services.................     BUSI               308           1.5%
Telecommunication Equipment.......     TELE               244           1.2%
Steel.............................     STEE               198           0.9%
Real Estate Operations............     REAL               195           0.9%
Leisure and Recreation............     LEIS               195           0.9%
Oil - Equipment and Services......     OILE               193           0.9%
Retail - Department Stores........     RETS               183           0.9%
Electrical Equipment..............     ELEQ               182           0.9%
Oil...............................     OILS               168           0.8%
Real Estate Investment Trust......     REIT               154           0.7%
Shoe and Apparel Manufacturing....     APPA               151           0.7%
Paper and Forest Products.........     PAPR               137           0.6%
Health Care Services..............     HEAS               110           0.5%
Food, Beverage and Tobacco........     FOOD                61           0.3%
Financial Services................     FINL                51           0.2%
Machinery.........................     MACH                34           0.2%
                                                      -------        -------
                                                      $21,203         100.0%
                                                      =======        =======

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

                                                             Market
               Name of Issuer                  Shares         Value
                                                             (000's)
COMMON STOCK

Australia - 2.9%
 AMP, Ltd. * (INSU) . . . . . . . . . . . .     1,100        $    12
 Brambles Industries, Ltd. (DIOP) . . . . .       504             14
 Broken Hill Proprietary Co., Ltd. (DIOP) .     3,025             40
 Coles Myer, Ltd. (RETS)  . . . . . . . . .     2,100             11
 Foster's Brewing Group, Ltd. (FOOD)  . . .     5,900             17
 Lend Lease Corp. (FINL)  . . . . . . . . .     1,429             20
 National Australia Bank, Ltd. (BANK) . . .     1,858             28
 News Corp., Ltd. (MEDI)  . . . . . . . . .     5,777             56
 Pioneer International, Ltd. (CONS) . . . .     1,236              4
 Rio Tinto, Ltd. (PMET) . . . . . . . . . .     1,380             30
 TABCORP Holdings, Ltd. (LEIS)  . . . . . .     2,094             14
 Telstra Corp., Ltd. (TELS) . . . . . . . .    12,000             65
 Westpac Banking Corp., Ltd. (BANK) . . . .     2,139             15
 WMC, Ltd. (DIOP) . . . . . . . . . . . . .     2,500             14
 Woodside Petroleum, Ltd. (OILX)  . . . . .     2,100             15
 Woolworth's, Ltd. (RETS) . . . . . . . . .     2,989             10
                                                             -------
                                                                 365
Belgium - 0.7%
 Dexia * (LEND) . . . . . . . . . . . . . .       517             85
 Dexia - VVPR * (LEND)  . . . . . . . . . .
                                                  517
                                                             -------
                                                                  85

Denmark - 0.4%
 Iss International Service System A/S - Cl.
  B (COMM)  . . . . . . . . . . . . . . . .       807             54

Finland - 2.9%
 Merita plc * (BANK)  . . . . . . . . . . .     4,194             25
 Nokia Oyj (TELE) . . . . . . . . . . . . .     1,844            334
                                                             -------
                                                                 359
France - 9.6%
 Accor SA (LEIS)  . . . . . . . . . . . . .       820             40
 Air Liquide (CHEM) . . . . . . . . . . . .       518             87
 Alstom (MACH)  . . . . . . . . . . . . . .     2,102             70
 AXA SA (INSU)  . . . . . . . . . . . . . .       640             89
 Carrefour SA (RETF)  . . . . . . . . . . .       246             45
 Michelin (PART)  . . . . . . . . . . . . .     1,425             56
 Rhodia SA (CHEM) . . . . . . . . . . . . .     5,032            114
 Rhone-Poulenc SA (BANK)  . . . . . . . . .     3,037            177
 Societe Generale de Paris (BANK) . . . . .       542            126
 Total Fina SA - Cl. B (OILX) . . . . . . .     1,626            217
 Vivendi (DIOP) . . . . . . . . . . . . . .     1,840            166
                                                             -------
                                                               1,187
Germany - 6.9%
 Allianz AG - Reg. (INSU) . . . . . . . . .       245             82
 BASF AG (CHEM) . . . . . . . . . . . . . .     1,530             79
 Bayerische Vereinsbank AG (BANK) . . . . .       564             39
 Deutsche Bank AG (BANK)  . . . . . . . . .       352             30
 Deutsche Telekom AG (TELS) . . . . . . . .     1,127             80
 Epcos AG * (ETRN)  . . . . . . . . . . . .     1,605            120
 Mannesmann AG (MACH) . . . . . . . . . . .       935            226
 Muenchener Rueckversicherungs-Gesellschaft
  AG - Reg. (INSU)  . . . . . . . . . . . .       125        $    32
 Preussag AG (DIOP) . . . . . . . . . . . .     1,283             71
 Siemens AG (DIOP)  . . . . . . . . . . . .       734             93
                                                             -------
                                                                 852
Hong Kong - 2.8%
 Cheung Kong (Holdings), Ltd. (READ)  . . .     3,000             38
 China Telecom (Hong Kong), Ltd. (TELS) . .     9,000             56
 CLP Holdings, Ltd. (UTIE)  . . . . . . . .     3,000             14
 Giordano International, Ltd. (RETS)  . . .    20,000             21
 Hang Seng Bank, Ltd. (BANK)  . . . . . . .     3,200             36
 Hong Kong & China Gas Co., Ltd. (UTIG) . .    11,000             15
 Hong Kong Telecommunications, Ltd.
  (TELS). . . . . . . . . . . . . . . . . .    12,800             37
 Hutchison Whampoa, Ltd. (COMM) . . . . . .     8,000            116
 New World Development Co., Ltd.
  (READ). . . . . . . . . . . . . . . . . .     7,000             16
                                                             -------
                                                                 349
Ireland - 0.4%
 Bank of Ireland (BANK) . . . . . . . . . .     6,820             54

Italy - 2.4%
 Banca Di Roma (BANK) . . . . . . . . . . .    23,751             31
 Credito Italiano SpA (BANK)  . . . . . . .     8,604             42
 ENI SpA (OILS) . . . . . . . . . . . . . .     8,935             49
 Istituto Bancario San Paolo di Torino
  (BANK). . . . . . . . . . . . . . . . . .     4,300             58
 Seat-Pagine Gialle SpA (MEDP)  . . . . . .    31,347             69
 Telecom Italia SpA * (TELS)  . . . . . . .     3,739             53
                                                             -------
                                                                 302
Japan - 23.3%
 ADERANS Co., Ltd. (HNBA) . . . . . . . . .     1,500             56
 Advantest (ETRN) . . . . . . . . . . . . .       700            185
 Asahi Chemical Industry Co., Ltd.
  (CHEM). . . . . . . . . . . . . . . . . .    13,000             67
 Asahi Glass Co., Ltd. (APPL) . . . . . . .     8,000             62
 Bank of Tokyo-Mitsubishi (BANK)  . . . . .     8,000            111
 Bridgestone Corp. (PART) . . . . . . . . .     2,000             44
 Canon, Inc. (COMM) . . . . . . . . . . . .     1,000             40
 Chiba Bank, Ltd. (BANK)  . . . . . . . . .    14,000             78
 Circle K Japan Co., Ltd. (RETF)  . . . . .     3,100            127
 Daiwa Securities Co., Ltd. (FUND)  . . . .     3,000             47
 Fanuc, Ltd. (ELEQ) . . . . . . . . . . . .       500             64
 Fuji Bank, Ltd. (BANK) . . . . . . . . . .     6,000             58
 Fuji Photo Film (LEIS) . . . . . . . . . .     2,000             73
 Fujitsu, Ltd. (ELEQ) . . . . . . . . . . .     2,000             91
 Honda Motor Co. (AUTO) . . . . . . . . . .     1,000             37
 KAO Corp. (HNBA) . . . . . . . . . . . . .     3,000             86
 Kirin Brewery Co. (FOOD) . . . . . . . . .     5,000             53
 Konami Co., Ltd. (COMP)  . . . . . . . . .       300             54
 Mitsui Marine & Fire Insurance Co., Ltd.
  (INSU). . . . . . . . . . . . . . . . . .    17,000            101

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

                                                             Market
               Name of Issuer                  Shares         Value
                                                             (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Nintendo Corp., Ltd. (LEIS)  . . . . . . .       400        $    66
 Nippon Telegraph & Telephone Corp.
  (UTIT). . . . . . . . . . . . . . . . . .        12            205
 NTT Mobile Communications Network,
  Inc. (TELS) . . . . . . . . . . . . . . .         3            115
 Ricoh Co., Ltd. (ETRN) . . . . . . . . . .     5,000             94
 Rohm Co., Ltd. (ETRN)  . . . . . . . . . .       500            205
 Shin-Etsu Chemical Co. (CHEM)  . . . . . .     3,000            129
 SMC Corp. (MACH) . . . . . . . . . . . . .       500            111
 Takefuji Corp. (LEND)  . . . . . . . . . .       900            113
 TDK Corp. (COMP) . . . . . . . . . . . . .     1,000            138
 Terumo Corp. (HEAL)  . . . . . . . . . . .     2,000             53
 Tokyo Electric Power (UTIE)  . . . . . . .     2,000             54
 Toppan Forms Co., Ltd. (COMM)  . . . . . .     1,900             51
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL). . . . . . . . . . . . . . . . . .     3,000            105
 Yoshinoya D&C Co., Ltd. (RETF) . . . . . .         1             18
                                                             -------
                                                               2,891
Netherlands - 9.6%
 Aegon NV (INSU)  . . . . . . . . . . . . .       465             45
 Equant NV * (COMP) . . . . . . . . . . . .       693             78
 Fortis (NL) NV (INSU)  . . . . . . . . . .     2,117             76
 Getronics NV (COMP)  . . . . . . . . . . .     1,640            131
 ING Groep NV (BANK)  . . . . . . . . . . .     1,888            114
 Koninklijke (Royal) Philips Electronics
  NV (ETRN) . . . . . . . . . . . . . . . .     1,316            179
 KPN NV (UTIT)  . . . . . . . . . . . . . .     1,667            163
 LIBERTEL NV (TELS) . . . . . . . . . . . .     2,719             71
 STMicroelectronics * (ETRN)  . . . . . . .       573             88
 TNT Post Group NV (TRAN) . . . . . . . . .     1,258             36
 VNU NV (MEDP)  . . . . . . . . . . . . . .     4,115            217
                                                             -------
                                                               1,198
New Zealand - 0.1%
 Telecom Corp. of New Zealand, Ltd.
  (TELS). . . . . . . . . . . . . . . . . .     2,900             14

Singapore - 1.0%
 Chartered Semiconductor Manufacturing *
  (ETRN). . . . . . . . . . . . . . . . . .     2,000             11
 City Developments, Ltd. (READ) . . . . . .     1,000              6
 DBS Group Holdings, Ltd. (BANK)  . . . . .     3,000             49
 First Capital Corp., Ltd. (READ) . . . . .     5,000              7
 SINGAPORE AIRLINES (TRAN)  . . . . . . . .     1,000             11
 Singapore Press Holdings, Ltd. (MEDP)  . .     1,000             22
 Singapore Technology Engineering, Ltd.
  (ENGI). . . . . . . . . . . . . . . . . .     9,000             14
 Singapore Telecommunications, Ltd.
  (TELS). . . . . . . . . . . . . . . . . .     5,000             10
                                                             -------
                                                                 130
Spain - 4.4%
 Acerinox SA (STEE) . . . . . . . . . . . .     1,772             71
 Altadis * (FOOD) . . . . . . . . . . . . .     5,358             76
 Banco Santander Central Hispano SA
  (BANK). . . . . . . . . . . . . . . . . .     7,421             84
 Endesa SA (UTIE) . . . . . . . . . . . . .     3,603             72
 Telefonica SA (UTIT) . . . . . . . . . . .     9,692            242
                                                             -------
                                                                 545
Sweden - 4.1%
 Nordbanken Holding (BANK)  . . . . . . . .    10,110             59
 Securitas AB - B Shares (COMM) . . . . . .     8,546            155
 Skandia Forsakrings AB (INSU)  . . . . . .     3,524            107
 Telefonaktiebolaget LM Ericsson - B
  Shares (TELE) . . . . . . . . . . . . . .     2,848            183
                                                             -------
                                                                 504
Switzerland - 3.8%
 Nestle SA (FOOD) . . . . . . . . . . . . .        43             79
 Novartis AG (HEAL) . . . . . . . . . . . .        77            113
 Roche Holding AG (HEAL)  . . . . . . . . .        10            119
 Schweizerische Rueckversicherungs-
  Gesellschaft (INSU) . . . . . . . . . . .        16             33
 UBS AG - Reg. (BANK) . . . . . . . . . . .       472            127
                                                             -------
                                                                 471
United Kingdom - 19.1%
 Allied Zurich AG * (INSU)  . . . . . . . .     9,808            116
 AstraZeneca Group plc (HEAL) . . . . . . .     2,028             84
 Barclays Bank (BANK) . . . . . . . . . . .     3,520            101
 BP Amoco plc (OILE)  . . . . . . . . . . .    14,628            148
 British Aerospace plc (AERO) . . . . . . .     6,994             46
 British Telecommunications plc (TELS)  . .    10,616            257
 Carlton Communications plc (MEDI)  . . . .     2,252             22
 COLT Telecom Group plc * (TELS)  . . . . .     1,050             54
 Diageo plc (FOOD)  . . . . . . . . . . . .     7,310             58
 Energis plc * (TELS) . . . . . . . . . . .       955             46
 Glaxo Wellcome plc - ADR (HEAL)  . . . . .     7,013            199
 HSBC Holdings plc (BANK) . . . . . . . . .     8,803            122
 Lloyds TSB Group plc (BANK)  . . . . . . .     6,345             79
 Marconi plc (TELE) . . . . . . . . . . . .     6,555            116
 Misys plc (COMP) . . . . . . . . . . . . .     4,599             71
 National Westminster Bank plc (BANK) . . .     4,238             91
 Reckitt & Colman plc (HNBA)  . . . . . . .    10,575            100
 Reuters Group plc (BUSI) . . . . . . . . .    13,061            181
 Shell Transport & Trading Co. plc (OILX) .    11,394             95
 SmithKline Beecham plc (HEAL)  . . . . . .     3,647             46
 Stagecoach Holdings plc (TRAN) . . . . . .    17,805             46
 Thus plc * (TELS)  . . . . . . . . . . . .     8,690             55
 Unilever plc (CNSU)  . . . . . . . . . . .     7,734             57
 Vodafone Group plc (TELS)  . . . . . . . .    37,561            187
                                                             -------
                                                               2,377
                                                             -------
                         TOTAL COMMON STOCK-     94.4%        11,737

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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

                                                             Market
               Name of Issuer                  Shares         Value
                                                             (000's)
PREFERRED STOCK - 1.1%

Germany - 1.1%
 SAP AG - Vorzug )  . . . . . . . . . . . .       215        $   129

                                                  Par
                                                Value
                                              (000's)
SHORT-TERM INVESTMENTS - 2.4%

 Investment in joint repurchase agreement
  with Goldman Sachs & Co. dated 12/31/99,
  3.159% due 01/03/00 (Secured by various
  U.S. Treasury obligations and U.S.
  Government Agency Bonds)  . . . . . . . .   $   300             300
                                              -------        --------
                          TOTAL INVESTMENTS-     97.9%         12,166
        Cash and Receivables, less payables-      2.1%            264
                                              -------        --------
                                 NET ASSETS-    100.0%       $ 12,430
                                              =======        ========

* Non-income producing security.
ADR - American Depository Receipts
See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                 Market           % of
                                  Industry        Value        Long-Term
          Industry              Abbreviation     (000's)      Investments

Banks.............................. BANK          $1,735         14.6%
Telecommunication Services......... TELS           1,101          9.3%
Electronic Products and Services... ETRN             883          7.4%
Health Care Products............... HEAL             719          6.1%
Insurance.......................... INSU             692          5.8%
Telecommunication Equipment........ TELE             633          5.3%
Telephone.......................... UTIT             610          5.1%
Chemicals.......................... CHEM             475          4.0%
Computer Equipment................. COMP             472          4.0%
Commercial Services................ COMM             416          3.5%
Machinery.......................... MACH             406          3.4%
Diversified Operations............. DIOP             399          3.4%
Oil and Natural Gas Exploration
  and Production................... OILX             327          2.8%
Media - Publishing................. MEDP             307          2.6%
Food, Beverage and Tobacco......... FOOD             283          2.4%
Cosmetics and Personal Care
  Products......................... HNBA             242          2.0%
Personal and Commercial
  Lending.......................... LEND             198          1.7%
Leisure and Recreation............. LEIS             193          1.6%
Retail - Food...................... RETF             190          1.6%
Business Services.................. BUSI             182          1.5%
Electrical Equipment............... ELEQ             155          1.3%
Oil - Equipment and Services....... OILE             148          1.2%
Electric Power..................... UTIE             139          1.2%
Computer Software and Services..... SOFT             130          1.1%
Auto and Truck Parts............... PART             100          0.8%
Transportation Services............ TRAN              93          0.8%
Media - TV / Radio................. MEDI              78          0.7%
Steel.............................. STEE              71          0.6%
Real Estate Development............ READ              66          0.6%
Household Appliances /
  Furnishings...................... APPL              62          0.5%
Consumer - Miscellaneous........... CNSU              57          0.5%
Oil................................ OILS              49          0.4%
Brokerage and Investment
  Management....................... FUND              47          0.4%
Aerospace and Defense.............. AERO              46          0.4%
Retail - Department Stores......... RETS              42          0.4%
Automobile......................... AUTO              37          0.3%
Precious Metals/Gems/Stones........ PMET              30          0.3%
Financial Services................. FINL              20          0.2%
Natural Gas Distribution........... UTIG              15          0.1%
Engineering and Construction....... ENGI              14          0.1%
Construction....................... CONS               4          0.0%
                                                 -------      -------
                                                 $11,866        100.0%
                                                 =======      =======

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SCHEDULE OF INVESTMENTS--Continued
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                 Market
                Name of Issuer                    Shares         Value
                                                                (000's)
COMMON STOCK

Auto and Truck Parts - 0.8%
 CSK Auto Corp.  . . . . . . . . . . . . . . .    34,800        $    609
 O'Reilly Automotive, Inc. * . . . . . . . . .    38,800             834
                                                                --------
                                                                   1,443
Banks - 0.6%
 Greater Bay Bancorp . . . . . . . . . . . . .    25,000           1,072

Brokerage and Investment Management - 1.2%
 Affiliated Managers Group, Inc. * . . . . . .    19,900             805
 Charles River Associates, Inc.  . . . . . . .    30,400           1,018
 Raymond James Financial, Inc. . . . . . . . .    19,900             372
                                                                --------
                                                                   2,195
Business Services - 2.8%
 Corporate Executive Board Co. * . . . . . . .    22,600           1,263
 Forrester Research, Inc. *  . . . . . . . . .    25,600           1,763
 Interim Services, Inc.  . . . . . . . . . . .    44,500           1,101
 Management Network Group, Inc. *  . . . . . .     3,300             108
 On Assignment, Inc. * . . . . . . . . . . . .    27,700             828
                                                                --------
                                                                   5,063
Commercial Services - 4.1%
 Dendrite International, Inc. *  . . . . . . .    28,550             967
 Digimarc Corp. *  . . . . . . . . . . . . . .     1,250              62
 ITT Educational Services, Inc.  . . . . . . .    34,400             531
 Jupiter Communications, Inc.  . . . . . . . .    31,400             950
 META Group, Inc. *  . . . . . . . . . . . . .    55,450           1,054
 Modem Media Poppe Tyson, Inc. * . . . . . . .    17,900           1,260
 Official Payments Corp. * . . . . . . . . . .    23,500           1,222
 Profit Recovery Group International, Inc. * .    15,050             400
 Quanta Services, Inc. * . . . . . . . . . . .    31,900             901
                                                                --------
                                                                   7,347
Computer Equipment - 3.9%
 Immersion Corp. * . . . . . . . . . . . . . .    26,500           1,017
 Maxtor Corp. *  . . . . . . . . . . . . . . .   111,900             811
 National Computer Systems, Inc. * . . . . . .    27,100           1,020
 Networking Products * . . . . . . . . . . . .     5,600             370
 Predictive Systems, Inc. *  . . . . . . . . .    17,150           1,123
 PRI Automation, Inc. *  . . . . . . . . . . .    17,700           1,188
 Quantum Corp. - Hard Disk Drive * . . . . . .    73,600             511
 Tech Data Corp. * . . . . . . . . . . . . . .    13,200             358
 Visual Networks, Inc. * . . . . . . . . . . .     7,500             594
                                                                --------
                                                                   6,992
Computer Software and Services - 27.7%
 24/7 Media, Inc.  . . . . . . . . . . . . . .    13,000             731
 Accrue Software, Inc. * . . . . . . . . . . .    28,000           1,516
 Advent Software, Inc. * . . . . . . . . . . .    12,250             789
 Aspect Development, Inc. *  . . . . . . . . .    16,500           1,130
 Aspen Technologies, Inc. *  . . . . . . . . .    73,200           1,935
 Be Free, Inc. * . . . . . . . . . . . . . . .    25,500           1,833
 BindView Development Corp.  . . . . . . . . .    37,600           1,868
 Broadbase Software, Inc. *  . . . . . . . . .    15,800           1,778
 BSquare Corp. * . . . . . . . . . . . . . . .    19,300             809
 C-bridge Internet Solutions, Inc. * . . . . .       200              10
 Clarus Corp. *  . . . . . . . . . . . . . . .    24,500           1,617
 Cognizant Technology Solutions Corp.  . . . .    19,100           2,088
 Commtouch Software, Ltd. *  . . . . . . . . .    32,400           1,574
 Concord Communications, Inc. *  . . . . . . .    18,100             803
 Data Return Corp. * . . . . . . . . . . . . .    39,400           2,108
 Deltathree.com, Inc. - Cl. A *  . . . . . . .    12,400             319
 Digex, Inc. * . . . . . . . . . . . . . . . .    22,200           1,526
 Digital Impact, Inc. *  . . . . . . . . . . .       300              15
 Diversinet Corp. *  . . . . . . . . . . . . .    64,600           1,421
 Factset Research Systems, Inc.  . . . . . . .    13,200           1,051
 Fundtech, Ltd. *  . . . . . . . . . . . . . .    33,400             685
 iManage, Inc. * . . . . . . . . . . . . . . .    22,700             729
 Interwoven, Inc. *  . . . . . . . . . . . . .     4,100             499
 Intranet Solutions, Inc. *  . . . . . . . . .    27,600           1,021
 JDA Software Group, Inc. *  . . . . . . . . .    48,000             786
 Level 8 Systems, Inc. * . . . . . . . . . . .    24,600             850
 Lifeminders.com, Inc. * . . . . . . . . . . .    19,250           1,112
 Media Metrix, Inc. *  . . . . . . . . . . . .    25,800             922
 Mediaplex, Inc. * . . . . . . . . . . . . . .    23,100           1,450
 Micromuse, Inc. * . . . . . . . . . . . . . .    10,000           1,700
 Multex.com, Inc. *  . . . . . . . . . . . . .    32,800           1,234
 National Instruments Corp. *  . . . . . . . .    21,050             805
 Net Perceptions, Inc. * . . . . . . . . . . .    30,200           1,268
 Network Event Theater, Inc. * . . . . . . . .    50,300           1,497
 NextCard, Inc. *  . . . . . . . . . . . . . .    25,000             722
 Packeteer, Inc. * . . . . . . . . . . . . . .    17,900           1,271
 pcOrder.com, Inc. * . . . . . . . . . . . . .    17,600             898
 Prodigy Communications Corp. *  . . . . . . .    41,500             804
 SCM Microsystems, Inc. *  . . . . . . . . . .    14,600             934
 Secure Computing Corp. *  . . . . . . . . . .    79,600           1,000
 SportsLine USA, Inc. *  . . . . . . . . . . .    22,700           1,138
 VerticalNet, Inc. * . . . . . . . . . . . . .     3,100             508
 WebTrends Corp. * . . . . . . . . . . . . . .    14,200           1,150
 Whittman-Hart, Inc. * . . . . . . . . . . . .    18,700           1,003
 Wind River Systems *  . . . . . . . . . . . .    21,550             789
                                                                --------
                                                                  49,696
Consumer - Miscellaneous - 3.1%
 Catalina Marketing Corp. *  . . . . . . . . .     7,200             833
 Cybergold, Inc. * . . . . . . . . . . . . . .    73,100           1,293
 NetRatings, Inc. *  . . . . . . . . . . . . .    13,000             626
 ScanSource, Inc. *  . . . . . . . . . . . . .    30,300           1,229
 TheStreet.com, Inc. * . . . . . . . . . . . .    36,300             697
 Tivo, Inc. *  . . . . . . . . . . . . . . . .    26,000             877
                                                                --------
                                                                   5,555
Electrical Equipment - 0.3%
 Micrel, Inc. *  . . . . . . . . . . . . . . .     9,000             512

Electronic Products and Services - 8.2%
 Alpha Industries, Inc.  . . . . . . . . . . .    11,300             648
 Atmi, Inc. *  . . . . . . . . . . . . . . . .    28,200             932
 Caliper Technologies Corp. *  . . . . . . . .     1,850             123
 Credence Systems Corp. *  . . . . . . . . . .    15,900           1,375

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                 Market
                Name of Issuer                    Shares         Value
                                                                (000's)
COMMON STOCK - CONTINUED

Electronic Products and Services - Continued
 Cytyc Corp. * . . . . . . . . . . . . . . . .    22,700        $  1,386
 DuPont Photomasks, Inc. * . . . . . . . . . .    19,700             951
 Gentex Corp. *  . . . . . . . . . . . . . . .    25,900             719
 GlobeSpan, Inc. * . . . . . . . . . . . . . .     4,900             319
 Imax Corp. *  . . . . . . . . . . . . . . . .    49,800           1,363
 Metalink, Ltd. *  . . . . . . . . . . . . . .    22,800             465
 Novellus Systems, Inc. *  . . . . . . . . . .     5,600             686
 PLX Technology, Inc. *  . . . . . . . . . . .    65,400           1,238
 QLogic Corp. *  . . . . . . . . . . . . . . .     6,200             991
 Rudolph Technologies, Inc. *  . . . . . . . .     8,000             268
 Sage, Inc. *  . . . . . . . . . . . . . . . .    29,400             570
 Semtech Corp. * . . . . . . . . . . . . . . .    24,600           1,282
 Vicor Corp. * . . . . . . . . . . . . . . . .    33,600           1,361
 Virata, Corp. * . . . . . . . . . . . . . . .     3,200              96
                                                                --------
                                                                  14,773
Financial Services - 1.0%
 Medallion Financial Corp. . . . . . . . . . .    32,200             578
 S1 Corp. *  . . . . . . . . . . . . . . . . .     5,400             422
 Web Street, Inc. *  . . . . . . . . . . . . .    70,800             876
                                                                --------
                                                                   1,876
Food, Beverage and Tobacco - 0.9%
 American Italian Pasta Co. *  . . . . . . . .    28,800             886
 Beringer Wine Estates Holdings *  . . . . . .    14,900             594
 Symyx Technologies, Inc. *  . . . . . . . . .     4,800             144
                                                                --------
                                                                   1,624
Health Care Products - 5.5%
 Alkermes, Inc. *  . . . . . . . . . . . . . .    26,100           1,282
 Alpharma, Inc. - Cl. A  . . . . . . . . . . .    27,800             855
 CV Therapeutics, Inc. * . . . . . . . . . . .    52,300           1,363
 Human Genome Sciences, Inc. * . . . . . . . .     6,700           1,022
 Interpore International, Inc. * . . . . . . .   142,700           1,124
 King Pharmaceuticals, Inc. *  . . . . . . . .    21,400           1,200
 Pharmacopeia, Inc. *  . . . . . . . . . . . .    44,800           1,013
 Pharmacyclics, Inc. * . . . . . . . . . . . .    25,500           1,052
 Triangle Pharmaceuticals, Inc. *  . . . . . .    46,800             600
 Tularik, Inc. * . . . . . . . . . . . . . . .    12,100             392
                                                                --------
                                                                   9,903
Health Care Services - 0.5%
 Idec Pharmaceuticals Corp.  . . . . . . . . .     9,400             924

Household Appliances / Furnishings - 0.3%
 Ethan Allen Interiors, Inc. . . . . . . . . .    16,350             524

Housing - 0.5%
 Monaco Coach Corp. *  . . . . . . . . . . . .    37,500             959

Insurance - 0.5%
 InsWeb Corp. *  . . . . . . . . . . . . . . .    36,500             933

Leisure and Recreation - 1.1%
 Cinar Films, Inc. * . . . . . . . . . . . . .    51,300           1,257
 Premier Parks, Inc. * . . . . . . . . . . . .    23,700             684
                                                                --------
                                                                   1,941
Machinery - 0.8%
 CVC, Inc. * . . . . . . . . . . . . . . . . .    65,500             630
 Terex Corp. * . . . . . . . . . . . . . . . .    28,100             780
                                                                --------
                                                                   1,410
Media - Publishing - 0.4%
 Martha Stewart Living Omnimedia, Inc. - Cl.
  A *. . . . . . . . . . . . . . . . . . . . .    28,100             674

Media - TV / Radio - 8.8%
 Ackerley Group, Inc.  . . . . . . . . . . . .    46,500             843
 Acme Communications, Inc. * . . . . . . . . .    28,450             946
 Citadel Communications Corp. *  . . . . . . .    25,200           1,635
 Classic Communications, Inc. - Cl. A *  . . .    23,200             848
 Cumulus Media, Inc. - Cl. A * . . . . . . . .    27,200           1,381
 Entercom Communications Corp. * . . . . . . .    12,500             825
 Getty Images, Inc.  . . . . . . . . . . . . .    34,500           1,686
 Hispanic Broadcasting Corp. * . . . . . . . .     3,300             304
 Pegasus Communications Corp. *  . . . . . . .    20,900           2,043
 Radio One, Inc. * . . . . . . . . . . . . . .    15,800           1,454
 Radio Unica Corp. * . . . . . . . . . . . . .    36,700           1,060
 Westwood One, Inc. *  . . . . . . . . . . . .    19,950           1,516
 XM Satellite Radio Holdings, Inc. - Cl. A * .    32,950           1,256
                                                                --------
                                                                  15,797
Metals and Mining - 0.9%
 Maverick Tube Corp. * . . . . . . . . . . . .    63,200           1,560

Oil - Equipment and Services - 1.4%
 Core Laboratories NV *  . . . . . . . . . . .    36,300             728
 Dril Quip, Inc. * . . . . . . . . . . . . . .    17,900             544
 Marine Drilling Companies, Inc. * . . . . . .    53,900           1,209
                                                                --------
                                                                   2,481
Oil and Natural Gas Exploration and Production - 1.3%
 Newfield Exploration Co. *  . . . . . . . . .    36,000             963
 Pride International, Inc. * . . . . . . . . .    42,600             623
 Stone Energy Corp. *  . . . . . . . . . . . .    19,800             705
                                                                --------
                                                                   2,291
Personal and Commercial Lending - 0.4%
 Metris Cos., Inc. . . . . . . . . . . . . . .    22,700             810

Retail - Department Stores - 4.5%
 99 Cents Only Stores *  . . . . . . . . . . .    38,925           1,489
 Chemdex Corp. * . . . . . . . . . . . . . . .    12,800           1,421
 Cost Plus, Inc. * . . . . . . . . . . . . . .    33,250           1,184
 Insight Enterprises, Inc. * . . . . . . . . .    27,100           1,101
 Linens 'N Things, Inc. *  . . . . . . . . . .    34,300           1,016
 Pacific Sunwear of California, Inc. * . . . .    29,800             950
 RoweCom, Inc. * . . . . . . . . . . . . . . .    20,300             921
                                                                --------
                                                                   8,082

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                 Market
                Name of Issuer                    Shares         Value
                                                                (000's)
COMMON STOCK - CONTINUED

Retail - Drug Stores - 0.7%
 Duane Reade, Inc. * . . . . . . . . . . . . .    42,900        $  1,182

Retail - Food - 2.2%
 Applebee's International, Inc.  . . . . . . .    31,100             917
 RARE Hospitality International, Inc. *  . . .    28,100             608
 Whole Foods Market, Inc. *  . . . . . . . . .    23,400           1,085
 Wild Oats Markets, Inc. * . . . . . . . . . .    57,400           1,274
                                                                --------
                                                                   3,884
Shoe and Apparel Manufacturing - 0.3%
 Cutter & Buck, Inc. * . . . . . . . . . . . .    37,600             569

Steel - 0.7%
 Lone Star Technologies, Inc. *  . . . . . . .    44,500           1,241

Telecommunication Equipment - 4.7%
 Airnet Communications, Corp. *  . . . . . . .       350              13
 Brightpoint, Inc. * . . . . . . . . . . . . .   120,100           1,576
 Crown Castle International Corp.  . . . . . .    23,900             768
 Efficient Networks, Inc. *  . . . . . . . . .    16,100           1,095
 Pinnacle Holdings, Inc. * . . . . . . . . . .    36,700           1,555
 Powertel, Inc.  . . . . . . . . . . . . . . .    12,700           1,275
 Powerwave Technologies, Inc. *  . . . . . . .    20,600           1,202
 Terayon Communication Systems, Inc. * . . . .    16,100           1,011
                                                                --------
                                                                   8,495
Telecommunication Services - 7.0%
 Airgate PCS, Inc. * . . . . . . . . . . . . .    30,700           1,619
 Apex, Inc. *  . . . . . . . . . . . . . . . .    41,800           1,348
 CoreComm, Ltd. *  . . . . . . . . . . . . . .    19,100           1,134
 Illuminet Holdings, Inc. *  . . . . . . . . .    15,800             869
 Latitude Communications, Inc. * . . . . . . .    35,800             935
 Orckit Communications, Ltd. * . . . . . . . .    31,000           1,064
 Paradyne Networks, Inc. * . . . . . . . . . .    26,600             725
 Rural Cellular Corp. - Cl. A *  . . . . . . .    15,400           1,394
 US LEC Corp. - Cl. A *  . . . . . . . . . . .    34,700           1,119
 Wink Communications, Inc. * . . . . . . . . .    24,800           1,490
 Winstar Communications, Inc. *  . . . . . . .    10,500             790
                                                                --------
                                                                  12,487
Transportation Services - 2.2%
 Circle International Group, Inc.  . . . . . .    41,200             917
 Eagle USA Airfreight, Inc. *  . . . . . . . .    18,100             780
 Expeditors International of Washington, Inc.     23,000           1,008
 Forward Air Corp. * . . . . . . . . . . . . .    30,200           1,310
                                                                --------
                                                                   4,015
                                                                --------
                            TOTAL COMMON STOCK-     99.3%        178,310
                                                   Par           Market
                Name of Issuer                    Value          Value
                                                 (000's)        (000's)
SHORT-TERM INVESTMENTS - 0.5%

 Investment in joint repurchase agreement with
  Barclays Bank plc dated 12/31/99, 2.49% due
  01/03/00 (Secured by $801 U.S. Treasury
  Notes, 4.0% due 10/31/00, Market Value $793
  and $193 U.S. Treasury Bonds, 7.625% due
  11/15/22, Market Value $213) . . . . . . . .   $   978        $    978
                                                 -------        --------
                             TOTAL INVESTMENTS-     99.8%        179,288
           Cash and Receivables, less payables-      0.2%            282
                                                 -------        --------
                                    NET ASSETS-    100.0%       $179,570
                                                 =======        ========

* Non-income producing security.

See notes to financial securities.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO


                                                                    Market
                Name of Issuer                    Shares            Value
                                                                   (000's)
COMMON STOCK

Australia - 2.0%
 Amcor, Ltd.  (CONT) . . . . . . . . . . . . .      2,900       $      14
 AMP, Ltd. *  (INSU) . . . . . . . . . . . . .      2,800              31
 Boral, Ltd.  (CONS) . . . . . . . . . . . . .      9,200              14
 Brambles Industries, Ltd.  (DIOP) . . . . . .        700              19
 Broken Hill Proprietary Co., Ltd.  (DIOP) . .      4,500              59
 CSR, Ltd.  (CONS) . . . . . . . . . . . . . .      7,100              17
 Lend Lease Corp.  (FINL). . . . . . . . . . .      2,400              34
 National Australia Bank, Ltd.  (BANK) . . . .      4,600              70
 News Corp., Ltd.  (MEDI). . . . . . . . . . .      8,200              80
 Qantas Airways, Ltd.  (TRAN). . . . . . . . .      3,982              10
 QBE Insurance Group, Ltd.  (INSU) . . . . . .      4,629              22
 Rio Tinto, Ltd.  (PMET) . . . . . . . . . . .      1,900              41
 Santos, Ltd.  (OILX). . . . . . . . . . . . .      6,700              18
 Telstra Corp., Ltd.  (TELS) . . . . . . . . .     21,500             117
 Westpac Banking Corp., Ltd.  (BANK) . . . . .      8,600              59
 WMC, Ltd.  (DIOP) . . . . . . . . . . . . . .      2,500              14
 Woolworth's, Ltd.  (RETS) . . . . . . . . . .      7,400              25
                                                                ---------
                                                                      644
Austria - 0.1%
 Austria Tabak AG  (FOOD). . . . . . . . . . .        400              19

Belgium - 0.6%
 Electrabel SA  (UTIE) . . . . . . . . . . . .        170              56
 Fortis (B)  (INSU). . . . . . . . . . . . . .      3,698             133
                                                                ---------
                                                                      189
Canada - 1.1%
 Agrium, Inc.  (AGRI). . . . . . . . . . . . .      2,300              18
 Alcan Aluminum, Ltd.  (META). . . . . . . . .        800              33
 Bank of Montreal  (BANK). . . . . . . . . . .        500              17
 Canadian National Railway Co.  (TRAN) . . . .      1,000              26
 Canadian Pacific, Ltd.  (TRAN). . . . . . . .      1,400              30
 Hudson's Bay Co.  (RETS). . . . . . . . . . .      2,100              25
 Imasco, Ltd.  (DIOP). . . . . . . . . . . . .        800              22
 Imperial Oil, Ltd.  (OILX). . . . . . . . . .      1,200              26
 Magna International, Inc.  (AUTO) . . . . . .        400              17
 Newbridge Networks Corp.  (TELE). . . . . . .      1,100              25
 NOVA Chemicals Corp.  (CHEM). . . . . . . . .        848              17
 Price REIT, Inc.  (REIT). . . . . . . . . . .        300              14
 Royal Bank of Canada  (BANK). . . . . . . . .        800              35
 Shaw Communications, Inc.  (MEDI) . . . . . .        700              23
 Transcanada Pipelines, Ltd.  (OILE) . . . . .        644               6
 Westcoast Energy, Inc.  (UTIG). . . . . . . .        500               8
                                                                ---------
                                                                      342
Denmark - 0.3%
 Tele Danmark A/S(TELS). . . . . . . . . . . .      1,300              97

Finland - 1.5%
 Nokia Oyj  (TELE) . . . . . . . . . . . . . .      1,400             254
 Sampo Insurance Co. plc  (INSU) . . . . . . .      3,300             115
 UPM-Kymmene Corp. *  (PAPR) . . . . . . . . .      2,900             117
                                                                ---------
                                                                      486
France - 5.3%
 Air Liquide  (CHEM) . . . . . . . . . . . . .        760             127
 Alcatel Alsthom  (TELE) . . . . . . . . . . .        440             101
 AXA SA  (INSU). . . . . . . . . . . . . . . .        420              59
 Banque Nationale de Paris  (BANK) . . . . . .      2,218             205
 Carrefour SA  (RETF). . . . . . . . . . . . .        420              77
 Compagnie de St. Gobain  (CONS) . . . . . . .        386              73
 France Telecom  (TELS). . . . . . . . . . . .      1,950             258
 Group Danone *  (FOOD). . . . . . . . . . . .        340              80
 Groupe Air France *  (TRAN) . . . . . . . . .      2,890              55
 Michelin  (PART). . . . . . . . . . . . . . .        858              34
 Rhone-Poulenc SA  (BANK). . . . . . . . . . .      1,780             103
 Schneider SA  (MACH). . . . . . . . . . . . .        860              68
 Societe Generale de Paris  (BANK) . . . . . .        535             124
 Thomson CSF  (ETRN) . . . . . . . . . . . . .      2,900              96
 Total SA - Cl. B  (OILX). . . . . . . . . . .      1,064             142
 Vivendi  (DIOP) . . . . . . . . . . . . . . .        820              74
                                                                ---------
                                                                    1,676
Germany - 4.9%
 Allianz AG - Reg.  (INSU) . . . . . . . . . .        418             140
 Bayer AG  (CHEM). . . . . . . . . . . . . . .      4,150             196
 Bayerische Motoren Werke AG  (AUTO) . . . . .      1,900              58
 Continental AG  (PART). . . . . . . . . . . .      2,800              56
 DaimlerChrysler AG  (AUTO). . . . . . . . . .      1,372             107
 Deutsche Bank AG  (BANK). . . . . . . . . . .      1,516             128
 Deutsche Telekom AG  (TELS) . . . . . . . . .      1,950             139
 Dresdner Bank AG  (BANK). . . . . . . . . . .      1,500              82
 Mannesmann AG  (MACH) . . . . . . . . . . . .        700             169
 SAP AG  (SOFT). . . . . . . . . . . . . . . .        100              49
 Siemens AG  (DIOP). . . . . . . . . . . . . .      2,250             286
 VEBA AG  (DIOP) . . . . . . . . . . . . . . .      3,020             147
                                                                ---------
                                                                    1,557
Hong Kong - 0.1%
 Henderson Land Development Co., Ltd.  (READ)       5,000              32

Italy - 1.5%
 Assicurazioni Generali  (INSU). . . . . . . .      1,900              63
 Beni Stabili SpA *  (REAL). . . . . . . . . .      6,135               2
 ENI SpA  (OILS) . . . . . . . . . . . . . . .     23,000             127
 Istituto Bancario San Paolo di Torino (BANK).      6,135              83
 La Rinascente SpA  (CONS) . . . . . . . . . .      5,817              37
 Telecom Italia Mobile SpA  (TELS) . . . . . .     10,000             112
 Telecom Italia SpA *  (TELS). . . . . . . . .      4,000              56
                                                                ---------
                                                                      480
Japan - 18.8%
 Acom Co., Ltd.  (LEND). . . . . . . . . . . .        500              49
 Asahi Bank, Ltd.  (BANK). . . . . . . . . . .     12,000              74
 Bank of Tokyo-Mitsubishi  (BANK). . . . . . .      5,000              70
 Benesse Corp.  (COMM) . . . . . . . . . . . .        200              48
 Bridgestone Corp.  (PART) . . . . . . . . . .      3,000              66
 Canon, Inc.  (COMM) . . . . . . . . . . . . .      4,000             159

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO

                                                                   Market
                Name of Issuer                    Shares           Value
                                                                  (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Citizen Watch Co., Ltd. (RETS)..................  6,000       $       38
 Dai - Ichi Kangyo Bank, Ltd. (FINL).............  9,000               84
 Dai Nippon Printng Co., Ltd. (COMM).............  4,000               64
 Daikin Industries, Ltd. (CONS)..................  5,000               68
 Denso Corp. (ETRN)..............................  2,000               48
 East Japan Railway Co. (TRAN)...................      6               32
 FamilyMart Co., Ltd. (RETF).....................    900               60
 Fanuc, Ltd. (ELEQ)..............................  1,300              166
 Fuji Bank, Ltd. (BANK)..........................  6,000               58
 Fuji Heavy Industries Ltd. (AUTO)...............  7,000               48
 Fuji Photo Film (LEIS)..........................  2,000               73
 Fujisawa Pharmeceutical Co., Ltd. (HEAL)........  3,000               73
 Fujitsu, Ltd. (ELEQ)............................  6,000              274
 Futaba Corp. (ETRN).............................    400               18
 Hitachi Credit Corp. (FINL).....................  2,000               41
 Hitachi Software (SOFT).........................  1,000              146
 Honda Motor Co. (AUTO)..........................  3,000              112
 House Foods Corp. (FOOD)........................  2,000               30
 Hoya Corp. (ETRN)...............................  1,000               79
 Ito-Yokado Co., Ltd. (RETS).....................  1,000              109
 Kamigumi Co., Ltd. (TRAN).......................  6,000               25
 KAO Corp. (HNBA)................................  2,000               57
 Kirin Brewery Co. (FOOD)........................  4,000               42
 Kokuyo Co. (COMM)...............................  1,000               13
 Kuraray Co., Ltd. (APPA)........................  4,000               41
 Matsushita Electric Industrial Co. (ETRN).......  5,000              138
 Mitsubishi Corp. (DIOP).........................  7,000               54
 Mitsubishi Estate Co., Ltd. (REAL)..............  4,000               39
 Mitsubishi Trust & Banking Corp. (BANK).........  4,000               35
 Mitsui Fudosan (REAL)...........................  6,000               41
 Mitsui O.S.K. Lines, Ltd. (TRAN)................ 22,000               37
 NEC Corp. (COMP)................................  6,000              143
 NGK Insulators (PART)...........................  6,000               45
 Nintendo Corp., Ltd. (LEIS).....................    600              100
 Nippon Steel Co. (STEE)......................... 19,000               44
 Nippon Telegraph & Telephone Corp. (UTIT).......     11              188
 Nissin Food Products Co., Ltd. (FOOD)...........  1,700               40
 Nitto Denko Corp. (ETRN)........................  2,000              100
 Nomura Securities Co., Ltd. (FUND)..............  4,000               72
 NTT Mobile Communications Network, Inc.
  (TELS).........................................     11              423
 Obayashi Corp. (CONS)...........................  7,000               33
 Orix Corp. (FINL)...............................    500              113
 Osaka Gas Co. (UTIG)............................ 10,000               24
 Ricoh Co., Ltd. (ETRN)..........................  2,000               38
 Rohm Co., Ltd. (ETRN)...........................    300              123
 Sankyo Co., Ltd. (HEAL).........................  2,000               41
 Santen Pharmaceutical Co., Ltd. (HEAL)..........  1,000               16
 Sanwa Bank, Ltd. (BANK).........................  2,000               24
 Secom Co. (ETRN)................................  1,000              110
 Sekisui House, Ltd. (CONS)......................  5,000               44
 Seven-Eleven Japan (RETF).......................  1,000              159
 Softbank Corp. * (SOFT).........................    100               96
 Sony Corp. (ETRN)...............................  1,000              297
 Sumisho Computer Systems Corp. (SOFT)...........  1,000               69
 Sumitomo Bakelite Co.,  Ltd. (CHEM).............  4,000               36
 Sumitomo Bank (BANK)............................  5,000               68
 Sumitomo Chemical Co. (CHEM)....................  9,000               42
 Sumitomo Electric Industries (TELE).............  3,000               35
 Takeda Chemical Industries (HEAL)...............  2,000               99
 TDK Corp. (COMP)................................  1,000              138
 Tokio Marine & Fire Insurance Co. (INSU)........  5,000               58
 Tokyo Electric Power (UTIE).....................  2,100               56
 Tokyo Electron, Ltd. (ETRN).....................  1,000              137
 Toyota Motor Corp. (AUTO).......................  4,000              194
 Yamato Transport Co., Ltd. (TRAN)...............  3,000              116
                                                                ---------
                                                                    5,930
Netherlands - 2.7%
 ABN Amro Holding NV (BANK)......................   3,222              80
 Elsevier NV (MEDP)..............................   8,500             102
 ING Groep NV (BANK).............................   3,918             237
 KPN NV (UTIT)...................................   1,950             190
 Royal Dutch Petroleum Co. (OILS)................   1,700             104
 TNT Post Group NV (TRAN)........................   2,100              60
 Unilever NV - CVA (CNSU)........................   1,192              66
                                                                ---------
                                                                      839
New Zealand - 0.2%
 Auckland International (TRAN)...................   4,200               6
 Carter Holt Harvey, Ltd. (PAPR).................   6,500               9
 Fletcher Challenge Paper (PAPR).................  10,300               7
 Lion Nathan, Ltd. (FOOD)........................   4,900              12
 Telecom Corp. of New Zealand, Ltd. (TELS).......   6,600              31
                                                                ---------
                                                                       65
Norway - 0.1%
 Norske Skogsindustrier ASA - Cl. A (PAPR).......     800              42

Portugal - 0.4%
 EDP-Electricidade de Portugal SA (UTIE).........   3,100              54
 Portugal Telecom, SA (TELS).....................   5,500              60
                                                                ---------
                                                                      114
Singapore - 0.5%
 Singapore Press Holdings, Ltd. (MEDP)...........   3,948              86
 United Overseas Bank, Ltd. (BANK)...............   6,336              56
                                                                ---------
                                                                      142
Spain - 1.7%
 Banco Popular Espanol SA (BANK).................   1,671             109
 Banco Santander Central Hispano SA (BANK).......   8,913             101
 Endesa SA (UTIE)................................   2,877              57
 Tabacalera SA - Cl. A (FOOD)....................   8,420             120
 Telefonica SA (UTIT)............................   6,077             152
                                                                ---------
                                                                      539

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO


                                                                  Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Sweden - 2.0%
 Electrolux AB - Ser. B (APPL) . . . . . . . .      5,390       $     136
 Investor AB - B Shares (FUND) . . . . . . . .      5,110              72
 Nordbanken Holding  (BANK)  . . . . . . . . .     19,990             118
 Swedish Match  (FOOD) . . . . . . . . . . . .     20,390              71
 Telefonaktiebolaget LM Ericsson - B Shares
  (TELE) . . . . . . . . . . . . . . . . . . .      3,800             244
                                                                ---------
                                                                      641
Switzerland - 2.1%
 Adecco SA - Reg. (COMM) . . . . . . . . . . .         96              75
 Nestle SA  (FOOD) . . . . . . . . . . . . . .         76             139
 Novartis AG  (HEAL) . . . . . . . . . . . . .        117             172
 Roche Holding AG  (HEAL)  . . . . . . . . . .         15             178
 Swisscom AG - Reg. (UTIT) . . . . . . . . . .        271             109
                                                                ---------
                                                                      673
United Kingdom - 9.7%
 Allied Zurich AG *  (INSU)  . . . . . . . . .      5,950              70
 AstraZeneca Group plc  (HEAL) . . . . . . . .      2,028              84
 Barclays Bank  (BANK) . . . . . . . . . . . .      3,000              86
 BP Amoco plc  (OILE)  . . . . . . . . . . . .     20,974             212
 British Aerospace plc  (AERO) . . . . . . . .      4,030              26
 British Airways plc  (TRAN) . . . . . . . . .      7,000              46
 British Telecommunications plc  (TELS)  . . .      9,000             218
 Charter plc  (DIOP) . . . . . . . . . . . . .     11,372              49
 Diageo plc  (FOOD)  . . . . . . . . . . . . .     11,739              94
 FKI plc  (DIOP) . . . . . . . . . . . . . . .     32,000             125
 Glaxo Wellcome plc - ADR (HEAL) . . . . . . .      6,300             179
 Greenalls Group, plc  (RETF)  . . . . . . . .      8,400              40
 House of Fraser plc  (RETS) . . . . . . . . .     19,000              23
 HSBC Holdings plc  (BANK) . . . . . . . . . .      5,000              69
 Lloyds TSB Group plc  (BANK)  . . . . . . . .     15,000             186
 Marconi plc  (TELE) . . . . . . . . . . . . .      9,400             166
 Marks & Spencer plc  (RETS) . . . . . . . . .     14,000              67
 National Power plc  (UTIE)  . . . . . . . . .     16,000              92
 Nycomed Amersham plc  (HEAL)  . . . . . . . .     12,000              76
 Peninsular & Oriental Steam Navigation Co.
  (TRAN) . . . . . . . . . . . . . . . . . . .      3,654              61
 PowerGen plc  (UTIE)  . . . . . . . . . . . .      9,000              65
 Prudential Corp.  (INSU)  . . . . . . . . . .      7,000             137
 Reckitt & Colman plc  (HNBA)  . . . . . . . .      5,000              47
 Reed International plc  (MEDP)  . . . . . . .     12,000              90
 Rio Tinto plc - Reg. (DIOP) . . . . . . . . .      4,900             118
 RJB Mining plc  (META)  . . . . . . . . . . .     15,500               8
 Royal & Sun Alliance Insurance Group plc
  (INSU) . . . . . . . . . . . . . . . . . . .      7,494              56
 Scottish and Southern Energy plc  (UTIE)  . .     11,900              95
 Tesco plc  (RETF) . . . . . . . . . . . . . .     31,000              94
 Thames Water plc  (AGRI)  . . . . . . . . . .      3,583              44
 Trinity Mirror plc  (MEDP)  . . . . . . . . .      6,800              73
 Unilever plc  (CNSU)  . . . . . . . . . . . .      9,000              66
 United News & Media plc  (MEDP) . . . . . . .     10,000             126
 Yorkshire Water plc  (AGRI) . . . . . . . . .     10,000              56
                                                                ---------
                                                                    3,044
                                                                ---------
                            TOTAL COMMON STOCK-      55.6%         17,551
                                                                =========

PREFERRED STOCK - 0.1%

Australia - 0.1%
 News Corp., Ltd.  (MEDI)  . . . . . . . . . .      2,700              23

                                                    Par
                                                   Value
                                                  (000's)
PUBLICLY-TRADED BONDS

Australia - 2.5%
 Queensland Treasury Corp. - Bonds (FORG)
 6.5% due 06/14/05 . . . . . . . . . . . . . .   $  1,250             805
Canada - 4.2%
 Government of Canada - Debs. (GOVF)
 4.25% due 12/01/21  . . . . . . . . . . . . .        770             622
 7.25% due 06/01/07  . . . . . . . . . . . . .        950             696
                                                                ---------
                                                                    1,318
Denmark - 2.5%
 Kingdom of Denmark - Bonds (GOVF)
 7.0% due 11/10/24 . . . . . . . . . . . . . .      1,000             150
 8.0% due 11/15/01 . . . . . . . . . . . . . .      2,700             387
 8.0% due 03/15/06 . . . . . . . . . . . . . .      1,600             245
                                                                ---------
                                                                      782
France - 5.7%
 Government of France - Debs. (GOVF)
 4.0% due 10/25/09 . . . . . . . . . . . . . .         90              81
 Government of France - Bonds (GOVF)
 5.5% due 10/12/01 . . . . . . . . . . . . . .      1,100           1,132
 5.5% due 04/25/29 . . . . . . . . . . . . . .        610             574
                                                                ---------
                                                                    1,787
Germany - 5.0%
 DePfa Deutsche Pfandbriefbank AG  (BANK)
 5.75% due 03/04/09  . . . . . . . . . . . . .        510             516
 Federal Republic of Germany - Bonds (GOVF)
 6.0% due 06/20/16 . . . . . . . . . . . . . .        230             242
 6.25% due 04/26/06  . . . . . . . . . . . . .        260             278
 Treuhandanstalt  (FORG)
 7.375% due 12/02/02 . . . . . . . . . . . . .        510             552
                                                                ---------
                                                                    1,588
Italy - 1.6%
 Republic of Italy  (GOVF)
 9.5% due 02/01/06 . . . . . . . . . . . . . .        420             502

Japan - 4.8%
 Government of Japan - Bonds (GOVF)
 4.4% due 03/21/05 . . . . . . . . . . . . . .    132,000           1,513

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL BALANCED PORTFOLIO



                                                    Par           Market
                Name of Issuer                     Value           Value
                                                  (000's)         (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Netherlands - 2.8%
 Government of Netherlands - Bonds  (GOVF)
 5.5% due 01/15/28 . . . . . . . . . . . . . .   $    170         $   159
 5.75% due 02/15/07  . . . . . . . . . . . . .        140             145
 6.5% due 04/15/03 . . . . . . . . . . . . . .        560             593
                                                                  -------
                                                                      897
Spain - 2.1%
 Government of Spain - Bonds (GOVF)
 3.25% due 01/31/05  . . . . . . . . . . . . .        710             654

Supra National - 1.0%
 Government of Netherlands - Bonds (GOVF)
 3.75% due 07/15/09  . . . . . . . . . . . . .        165             145
 Queensland Treasury Corp.  (FORG)
 6.0% due 07/14/09 . . . . . . . . . . . . . .        270             163
                                                                  -------
                                                                      308
Sweden - 3.8%
 Government of Sweden - Debs. (GOVF)
 6.5% due 10/25/06 . . . . . . . . . . . . . .      3,600             444
 6.75% due 05/05/14  . . . . . . . . . . . . .      2,100             266
 10.25% due 05/05/03 . . . . . . . . . . . . .      3,700             499
                                                                  -------
                                                                    1,209
United Kingdom - 3.6%
 U.K. Treasury  (GOVF)
 7.25% due 12/07/07  . . . . . . . . . . . . .        655           1,152
                                                                  -------
                   TOTAL PUBLICLY-TRADED BONDS-      39.6%         12,515

SHORT-TERM INVESTMENTS - 2.6%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00  . . . . . . . . . . . .         829            829
                                                 ---------        -------
                             TOTAL INVESTMENTS-      97.9%         30,918
           Cash and Receivables, less payables-       2.1%            659
                                                 ---------        -------
                                    NET ASSETS-     100.0%        $31,577
                                                 =========        =======

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                            Market      % of
                                                Industry     Value    Long-Term
                Industry                      Abbreviation  (000's)  Investments

Foreign Governmental . . . . . . . . . . . .      GOVF     $10,479      34.8%
Banks. . . . . . . . . . . . . . . . . . . .      BANK       2,797       9.3%
Foreign  . . . . . . . . . . . . . . . . . .      FORG       1,519       5.1%
Telecommunication Services . . . . . . . . .      TELS       1,511       5.0%
Electronic Products and Services . . . . . .      ETRN       1,183       3.9%
Diversified Operations . . . . . . . . . . .      DIOP         967       3.2%
Health Care Products . . . . . . . . . . . .      HEAL         917       3.0%
Insurance. . . . . . . . . . . . . . . . . .      INSU         884       2.9%
Telecommunication Equipment. . . . . . . . .      TELE         825       2.7%
Food, Beverage and Tobacco . . . . . . . . .      FOOD         648       2.2%
Telephone. . . . . . . . . . . . . . . . . .      UTIT         640       2.1%
Automobile . . . . . . . . . . . . . . . . .      AUTO         535       1.8%
Transportation Services. . . . . . . . . . .      TRAN         506       1.7%
Media - Publishing . . . . . . . . . . . . .      MEDP         476       1.6%
Electric Power . . . . . . . . . . . . . . .      UTIE         475       1.6%
Electrical Equipment . . . . . . . . . . . .      ELEQ         439       1.5%
Retail - Food. . . . . . . . . . . . . . . .      RETF         430       1.4%
Chemicals. . . . . . . . . . . . . . . . . .      CHEM         414       1.4%
Computer Software and Services . . . . . . .      SOFT         360       1.2%
Commercial Services. . . . . . . . . . . . .      COMM         359       1.2%
Retail - Department Stores . . . . . . . . .      RETS         288       1.0%
Construction . . . . . . . . . . . . . . . .      CONS         287       1.0%
Computer Equipment . . . . . . . . . . . . .      COMP         281       0.9%
Financial Services . . . . . . . . . . . . .      FINL         271       0.9%
Machinery. . . . . . . . . . . . . . . . . .      MACH         236       0.8%
Oil. . . . . . . . . . . . . . . . . . . . .      OILS         231       0.8%
Oil - Equipment and Services . . . . . . . .      OILE         217       0.7%
Auto and Truck Parts . . . . . . . . . . . .      PART         200       0.7%
Oil and Natural Gas Exploration and
 Production. . . . . . . . . . . . . . . . .      OILX         186       0.6%
Paper and Forest Products. . . . . . . . . .      PAPR         174       0.6%
Leisure and Recreation . . . . . . . . . . .      LEIS         173       0.6%
Brokerage and Investment Management. . . . .      FUND         144       0.5%
Household Appliances/Furnishings . . . . . .      APPL         136       0.5%
Consumer - Miscellaneous . . . . . . . . . .      CNSU         132       0.4%
Media - TV/Radio . . . . . . . . . . . . . .      MEDI         126       0.4%
Agricultural Operations. . . . . . . . . . .      AGRI         118       0.4%
Cosmetics and Personal Care Products . . . .      HNBA         104       0.3%
Real Estate Operations . . . . . . . . . . .      REAL          82       0.3%
Personal and Commercial Lending. . . . . . .      LEND          49       0.2%
Metals and Mining. . . . . . . . . . . . . .      META          45       0.2%
Steel. . . . . . . . . . . . . . . . . . . .      STEE          44       0.1%
Shoe and Apparel Manufacturing . . . . . . .      APPA          41       0.1%
Precious Metals/Gems/Stones. . . . . . . . .      PMET          41       0.1%
Real Estate Development. . . . . . . . . . .      READ          32       0.1%
Natural Gas Distribution . . . . . . . . . .      UTIG          32       0.1%
Aerospace and Defense. . . . . . . . . . . .      AERO          27       0.1%
Real Estate Investment Trust . . . . . . . .      REIT          14       0.0%
Containers . . . . . . . . . . . . . . . . .      CONT          14       0.0%
                                                           -------     ------
                                                           $30,089     100.0%
                                                           =======     ======
* Non-income producing security.
ADR - American Depository Receipts
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                               Market
               Name of Issuer                  Shares          Value
                                                              (000's)
COMMON STOCK

Business Services - 0.3%
 Internet Capital Group, Inc. * . . . . . .      8,795        $  1,495

Commercial Services - 5.8%
 Apollo Group, Inc. - Cl. A * . . . . . . .    385,404           7,732
 Edison Schools, Inc. * . . . . . . . . . .      9,330             147
 Lamar Advertising Co. *  . . . . . . . . .    102,490           6,207
 TMP Worldwide, Inc. *  . . . . . . . . . .     84,410          11,986
                                                              --------
                                                                26,072
Computer Equipment - 2.3%
 Silicon Storage Technology, Inc. * . . . .      9,440             389
 VERITAS Software Corp. * . . . . . . . . .     69,435           9,938
                                                              --------
                                                                10,327
Computer Software and Services - 16.4%
 Brocade Communications Systems, Inc. * . .     14,895           2,636
 Clarent Corp. *  . . . . . . . . . . . . .     16,895           1,314
 DoubleClick, Inc. *  . . . . . . . . . . .     50,935          12,890
 EarthLink Network, Inc. *  . . . . . . . .     43,165           1,834
 Exodus Communications, Inc. *  . . . . . .    165,335          14,684
 InfoSpace.com, Inc. *  . . . . . . . . . .      6,070           1,299
 Liberate Technologies, Inc. *  . . . . . .     29,200           7,504
 Network Solutions, Inc. - Cl. A *  . . . .     31,330           6,816
 Phone.com, Inc. *  . . . . . . . . . . . .     18,750           2,174
 Portal Software, Inc. *  . . . . . . . . .      9,440             971
 PSINet, Inc. * . . . . . . . . . . . . . .    140,090           8,651
 Safeguard Scientifics, Inc. *  . . . . . .     25,155           4,077
 Software.com, Inc. * . . . . . . . . . . .     40,225           3,862
 VA Linux Systems * . . . . . . . . . . . .      6,335           1,309
 Vignette Corp. * . . . . . . . . . . . . .     22,535           3,673
 Vitria Technology, Inc. *  . . . . . . . .      3,235             757
                                                              --------
                                                                74,451
Consumer - Miscellaneous - 0.1%
 FreeMarkets, Inc. *  . . . . . . . . . . .      1,330             454

Electronic Products and Services - 11.4%
 Atmel Corp. *  . . . . . . . . . . . . . .     34,000           1,005
 Gemstar International Group, Ltd. *  . . .    153,690          10,951
 SDL, Inc. *  . . . . . . . . . . . . . . .     82,960          18,085
 Vitesse Semiconductor Corp. *  . . . . . .    243,310          12,759
 Xilinx, Inc. * . . . . . . . . . . . . . .    193,060           8,778
                                                              --------
                                                                51,578
Financial Services - 3.5%
 Paychex, Inc.  . . . . . . . . . . . . . .    391,872          15,675

Health Care Products - 5.5%
 King Pharmaceuticals, Inc. * . . . . . . .     75,570           4,237
 MedImmune, Inc. *  . . . . . . . . . . . .     58,200           9,654
 MiniMed, Inc. *  . . . . . . . . . . . . .     47,035           3,445
 Sepracor, Inc. * . . . . . . . . . . . . .     76,705           7,608
                                                              --------
                                                                24,944
Health Care Services - 0.7%
 Healtheon Corp. *  . . . . . . . . . . . .     89,540           3,358

Leisure and Recreation - 2.6%
 Premier Parks, Inc. *  . . . . . . . . . .    153,285           4,426
 SFX Entertainment, Inc. *  . . . . . . . .    198,380           7,179
                                                              --------
                                                                11,605
Media - TV / Radio - 8.3%
 AMFM, Inc. * . . . . . . . . . . . . . . .     80,325           6,285
 Citadel Communications Corp. * . . . . . .     75,850           4,921
 Cox Radio, Inc. - Cl. A *  . . . . . . . .     13,145           1,311
 Entercom Communications Corp. *  . . . . .    102,035           6,734
 Hispanic Broadcasting Corp. *  . . . . . .    124,070          11,442
 Radio One, Inc. *  . . . . . . . . . . . .     33,845           3,114
 Univision Communications, Inc. - Cl. A * .     39,353           4,021
                                                              --------
                                                                37,828
Retail - Department Stores - 2.3%
 Amazon.com, Inc. * . . . . . . . . . . . .     40,250           3,064
 eBay, Inc. * . . . . . . . . . . . . . . .     57,075           7,145
                                                              --------
                                                                10,209
Retail - Food - 0.1%
 PizzaExpress plc . . . . . . . . . . . . .     21,324             252

Technology - 3.8%
 VeriSign, Inc. . . . . . . . . . . . . . .     90,625          17,304

Telecommunication Equipment - 9.9%
 American Tower Corp. - Cl. A . . . . . . .     92,650           2,832
 Crown Castle International Corp. . . . . .    378,320          12,153
 E-Tek Dynamics, Inc. * . . . . . . . . . .     87,960          11,842
 Furukawa Electric Co.  . . . . . . . . . .      2,000              30
 Powertel, Inc. . . . . . . . . . . . . . .     49,405           4,959
 RF Micro Devices, Inc. * . . . . . . . . .     62,960           4,309
 TriQuint Semiconductor, Inc. * . . . . . .     78,320           8,713
                                                              --------
                                                                44,838
Telecommunication Services - 20.1%
 AT&T Canada, Inc. *  . . . . . . . . . . .    160,850           6,474
 Clear Channel Communications, Inc. * . . .     44,505           3,972
 Clearnet Communications, Inc. - Cl. A *  .    152,245           5,233
 Level 3 Communications, Inc. * . . . . . .     89,985           7,368
 McLeodUSA, Inc. - Cl. A *  . . . . . . . .    248,680          14,641
 Microcell Telecommunications, Inc. * . . .     75,251           2,474
 Net2Phone, Inc. *  . . . . . . . . . . . .     67,735           3,112
 NTL, Inc. *  . . . . . . . . . . . . . . .     81,805          10,205
 Omnipoint Corp. *  . . . . . . . . . . . .     63,680           7,681
 Rogers Cantel Mobile Communications, Inc.*     94,350           3,432
 United States Cellular Corp. * . . . . . .     54,740           5,525
 VoiceStream Wireless Corp. * . . . . . . .     54,590           7,769
 Western Wireless Corp. - Cl. A * . . . . .    197,955          13,214
                                                              --------
                                                                91,100
Telephone - 4.8%
 Metromedia Fiber Network, Inc. - Cl. A * .    295,125          14,148
 NEXTLINK Communications, Inc. *  . . . . .     91,955           7,638
                                                              --------
                                                                21,786
                                                              --------
                         TOTAL COMMON STOCK-      97.9%        443,276

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                 Par           Market
               Name of Issuer                   Value          Value
                                               (000's)        (000's)
COMMERCIAL PAPER - 2.1%

Financial Services - 2.1%
 Association Corp. of North America
  4.0% due 01/03/00 . . . . . . . . . . . .   $  9,400        $  9,398
                                              --------        --------
                          TOTAL INVESTMENTS-     100.0%        452,674
        Cash and Receivables, less payables-       0.0%            263
                                              --------        --------
                                 NET ASSETS-     100.0%       $452,937
                                              ========        ========

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                              Market
                Name of Issuer                  Shares         Value
                                                              (000's)
COMMON STOCK

Aerospace and Defense - 0.8%
 Cordant Technologies, Inc. . . . . . . . . .      400        $   13
 Northrop Grumman Corp. . . . . . . . . . . .      600            33
                                                              ------
                                                                  46
Auto and Truck Parts - 1.0%
 Cooper Tire & Rubber Co. . . . . . . . . . .      700            11
 Dana Corp. . . . . . . . . . . . . . . . . .    1,100            33
 Meritor Automotive, Inc. . . . . . . . . . .      900            17
                                                              ------
                                                                  61
Banks - 5.7%
 AmSouth Bancorporation . . . . . . . . . . .    3,100            60
 Charter One Financial, Inc.  . . . . . . . .    5,145            99
 Comerica, Inc. . . . . . . . . . . . . . . .      900            42
 First Tennessee National Corp. . . . . . . .    1,200            34
 Firstar Corp.  . . . . . . . . . . . . . . .    1,672            35
 Golden West Financial Corp.  . . . . . . . .    1,800            60
                                                              ------
                                                                 330
Brokerage and Investment Management - 0.9%
 E*TRADE Group, Inc. *  . . . . . . . . . . .    2,100            55

Chemicals - 1.1%
 Hercules, Inc. . . . . . . . . . . . . . . .      600            17
 Praxair, Inc.  . . . . . . . . . . . . . . .      600            30
 Rohm & Haas Co.  . . . . . . . . . . . . . .      400            16
                                                              ------
                                                                  63
Commercial Services - 2.8%
 Convergys Corp. *  . . . . . . . . . . . . .    3,300           102
 Equifax, Inc.  . . . . . . . . . . . . . . .    1,500            35
 Lamar Advertising Co. *  . . . . . . . . . .      400            24
                                                              ------
                                                                 161
Computer Equipment - 0.7%
 Diebold, Inc.  . . . . . . . . . . . . . . .    1,000            23
 Network Appliance, Inc. *  . . . . . . . . .      200            17
                                                              ------
                                                                  40
Computer Software and Services - 6.9%
 Cabletron Systems, Inc. *  . . . . . . . . .    1,000            26
 Cadence Design Systems, Inc. * . . . . . . .    1,500            36
 Ceridian Corp. * . . . . . . . . . . . . . .      600            13
 DST Systems, Inc. *  . . . . . . . . . . . .      600            46
 Fiserv, Inc. . . . . . . . . . . . . . . . .    1,000            38
 Intuit, Inc. * . . . . . . . . . . . . . . .      600            36
 Novell, Inc. * . . . . . . . . . . . . . . .    1,200            48
 Policy Management Systems Corp. *  . . . . .      700            18
 Rational Software Corp. *  . . . . . . . . .    1,100            54
 SunGard Data Systems, Inc. . . . . . . . . .    1,300            31
 Synopsys, Inc. * . . . . . . . . . . . . . .      800            53
                                                              ------
                                                                 399
Construction - 0.5%
 Del Webb Corp. . . . . . . . . . . . . . . .    1,100            27

Consumer - Miscellaneous - 3.4%
 American Greetings Corp. - Cl. A . . . . . .    1,200            28
 Avery Dennison Corp. . . . . . . . . . . . .      600            44
 Black & Decker Corp. . . . . . . . . . . . .    1,600            84
 Parker-Hannifin Corp.  . . . . . . . . . . .      800            41
                                                              ------
                                                                 197
Containers - 0.6%
 Smurfit-Stone Container Corp. *  . . . . . .    1,400            34

Cosmetics and Personal Care Products - 1.7%
 Avon Products, Inc.  . . . . . . . . . . . .    1,100            36
 Dial Corp. . . . . . . . . . . . . . . . . .    2,500            61
                                                              ------
                                                                  97
Diversified Operations - 3.3%
 Danaher Corp.  . . . . . . . . . . . . . . .      900            43
 El Paso Energy Corp. . . . . . . . . . . . .    1,400            54
 Illinois Tool Works, Inc.  . . . . . . . . .      600            41
 Reynolds & Reynolds Co. - Cl. A  . . . . . .    2,300            52
                                                              ------
                                                                 190
Electric Power - 5.4%
 Ameren Corp. . . . . . . . . . . . . . . . .      800            26
 CMS Energy Corp. . . . . . . . . . . . . . .      200             6
 Constellation Energy Group . . . . . . . . .    1,300            38
 Dominion Resources, Inc. . . . . . . . . . .      800            31
 DPL, Inc.  . . . . . . . . . . . . . . . . .    1,300            23
 Edison International . . . . . . . . . . . .    1,400            37
 LG&E Energy Corp.  . . . . . . . . . . . . .    1,400            24
 Northeast Utilities  . . . . . . . . . . . .    1,400            29
 OGE Energy Corp. . . . . . . . . . . . . . .    1,200            23
 Peco Energy Co.  . . . . . . . . . . . . . .      900            31
 Reliant Energy, Inc. . . . . . . . . . . . .    1,400            32
 Wisconsin Energy Corp. . . . . . . . . . . .      600            12
                                                              ------
                                                                 312
Electrical Equipment - 1.4%
 American Power Conversion  . . . . . . . . .      400            11
 Pentair, Inc.  . . . . . . . . . . . . . . .      600            23
 Unicom Corp. . . . . . . . . . . . . . . . .    1,400            47
                                                              ------
                                                                  81
Electronic Products and Services - 13.7%
 Analog Devices, Inc. * . . . . . . . . . . .    1,100           102
 Applied Micro Circuits Corp. * . . . . . . .      500            64
 Atmel Corp. *  . . . . . . . . . . . . . . .    1,000            30
 Jabil Circuit, Inc. *  . . . . . . . . . . .      400            29
 Lam Research Corp. * . . . . . . . . . . . .      500            56
 Linear Technology Corp.  . . . . . . . . . .      700            50
 LSI Logic Corp. *  . . . . . . . . . . . . .    1,100            74
 Maxim Integrated Products, Inc. *  . . . . .    2,200           104
 Sanmina Corp. *  . . . . . . . . . . . . . .      700            70
 SCI Systems, Inc. *  . . . . . . . . . . . .    1,000            82
 Vitesse Semiconductor Corp. *  . . . . . . .      400            21
 Waters Corp. * . . . . . . . . . . . . . . .    1,500            80
 Xilinx, Inc. * . . . . . . . . . . . . . . .      800            36
                                                              ------
                                                                 798

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                              Market
                Name of Issuer                  Shares         Value
                                                              (000's)
COMMON STOCK - CONTINUED

Food, Beverage and Tobacco - 1.4%
 Quaker Oats Co.  . . . . . . . . . . . . . .      700        $   46
 SUPERVALU, Inc.  . . . . . . . . . . . . . .      400             8
 Universal Corp.  . . . . . . . . . . . . . .      400             9
 UST, Inc.  . . . . . . . . . . . . . . . . .      800            20
                                                              ------
                                                                  83
Health Care Products - 5.0%
 Allergan, Inc. . . . . . . . . . . . . . . .      700            35
 Bausch & Lomb, Inc.  . . . . . . . . . . . .      500            34
 Forest Laboratories, Inc. *  . . . . . . . .    1,000            62
 Genetech, Inc. * . . . . . . . . . . . . . .      300            40
 QLT PhotoTherapeutics, Inc. *  . . . . . . .      800            47
 St. Jude Medical, Inc. * . . . . . . . . . .    1,500            46
 VISX, Inc. * . . . . . . . . . . . . . . . .      500            26
                                                              ------
                                                                 290
Health Care Services - 1.9%
 Biogen, Inc. * . . . . . . . . . . . . . . .      700            59
 Lincare Holdings, Inc. . . . . . . . . . . .      500            17
 Wellpoint Health Networks, Inc. *  . . . . .      500            33
                                                              ------
                                                                 109
Household Appliances / Furnishings - 1.0%
 Leggett & Platt, Inc.  . . . . . . . . . . .    1,100            24
 Maytag Corp. . . . . . . . . . . . . . . . .      500            24
 Whirlpool Corp.  . . . . . . . . . . . . . .      200            13
                                                              ------
                                                                  61
Housing - 1.0%
 Centex Corp. . . . . . . . . . . . . . . . .    1,700            42
 Clayton Homes, Inc.  . . . . . . . . . . . .    1,800            16
                                                              ------
                                                                  58
Insurance - 4.3%
 AXA Financial, Inc.  . . . . . . . . . . . .      600            20
 St. Paul Cos., Inc.  . . . . . . . . . . . .    1,400            47
 Torchmark, Inc.  . . . . . . . . . . . . . .    1,000            29
 Travelers Property Casualty Corp. - Cl. A  .    2,000            69
 XL Capital, Ltd. - Cl. A . . . . . . . . . .    1,600            83
                                                              ------
                                                                 248
Leisure and Recreation - 0.4%
 Hasbro, Inc. . . . . . . . . . . . . . . . .      800            15
 Mattel, Inc. . . . . . . . . . . . . . . . .      500             7
                                                              ------
                                                                  22
Machinery - 0.8%
 Ingersoll-Rand Co. . . . . . . . . . . . . .      900            50

Media - Publishing - 1.7%
 Knight-Ridder, Inc.  . . . . . . . . . . . .      800            48
 New York Times Co. - Cl. A . . . . . . . . .    1,100            54
                                                              ------
                                                                 102
Media - TV / Radio - 1.2%
 Hispanic Broadcasting Corp. *  . . . . . . .      100             9
 Westwood One, Inc. * . . . . . . . . . . . .      800            61
                                                              ------
                                                                  70
Metal Product and Fabrication - 0.2%
 Worthington Industries, Inc. . . . . . . . .      700            12

Natural Gas Distribution - 0.2%
 Sempra Energy  . . . . . . . . . . . . . . .      600            10

Oil - 0.3%
 Conoco, Inc. - Cl. A . . . . . . . . . . . .      700            17

Oil and Natural Gas Exploration and Production - 4.9%
 Amerada Hess Corp. . . . . . . . . . . . . .    1,400            79
 Anadarko Petroleum Corp. . . . . . . . . . .    2,500            85
 Apache Corp. . . . . . . . . . . . . . . . .      400            15
 Kerr-McGee Corp. . . . . . . . . . . . . . .    1,400            87
 Rowan Cos., Inc. * . . . . . . . . . . . . .      500            11
 USX-Marathon Group . . . . . . . . . . . . .      400            10
                                                              ------
                                                                 287
Paper and Forest Products - 2.8%
 Boise Cascade Corp.  . . . . . . . . . . . .      900            36
 Champion International Corp. . . . . . . . .      900            56
 Willamette Industries, Inc.  . . . . . . . .    1,500            70
                                                              ------
                                                                 162
Personal and Commercial Lending - 0.7%
 MBNA Corp. . . . . . . . . . . . . . . . . .    1,600            44

Pollution Control - 0.5%
 Allied Waste Industries, Inc. *  . . . . . .    3,500            31

Real Estate Development - 0.4%
 Ryland Group, Inc. . . . . . . . . . . . . .    1,000            23

Retail - Department Stores - 4.5%
 Circuit City Stores, Inc.  . . . . . . . . .      800            36
 Kmart Corp. *  . . . . . . . . . . . . . . .    1,700            17
 Limited, Inc.  . . . . . . . . . . . . . . .      700            30
 Tandy Corp.  . . . . . . . . . . . . . . . .    1,600            79
 Tiffany & Co.  . . . . . . . . . . . . . . .      300            27
 TJX Cos., Inc. . . . . . . . . . . . . . . .    3,500            71
                                                              ------
                                                                 260
Retail - Food - 1.5%
 Brinker International, Inc. *  . . . . . . .    2,400            58
 Outback Steakhouse, Inc. * . . . . . . . . .    1,200            31
                                                              ------
                                                                  89
Shoe and Apparel Manufacturing - 0.6%
 Jones Apparel Group, Inc. *  . . . . . . . .      900            25
 WestPoint Stevens, Inc. *  . . . . . . . . .      700            12
                                                              ------
                                                                  37
Steel - 1.0%
 AK Steel Holding Corp. . . . . . . . . . . .      300             5
 Nucor Corp.  . . . . . . . . . . . . . . . .      800            44
 Ryerson Tull, Inc. . . . . . . . . . . . . .      500            10
                                                              ------
                                                                  59

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                              Market
                Name of Issuer                  Shares         Value
                                                              (000's)
COMMON STOCK - CONTINUED

Telecommunication Equipment - 3.4%
 ADC Telecommunications, Inc. * . . . . . . .      500        $   36
 RF Micro Devices, Inc. * . . . . . . . . . .      700            48
 Scientific-Atlanta, Inc. . . . . . . . . . .      300            17
 Tellabs, Inc. *  . . . . . . . . . . . . . .    1,500            96
                                                              ------
                                                                 197
Telecommunication Services - 3.1%
 Clear Channel Communications, Inc. * . . . .    2,000           178

Telephone - 1.1%
 Telephone and Data Systems, Inc. . . . . . .      500            63

Transportation Services - 3.9%
 Alaska Air Group, Inc. * . . . . . . . . . .      500            18
 CNF Transportation, Inc. . . . . . . . . . .    1,000            34
 Delta Air Lines, Inc.  . . . . . . . . . . .      200            10
 Kansas City Southern Industries, Inc.  . . .    1,300            97
 Northwest Airlines Corp. * . . . . . . . . .    1,300            29
 Southwest Airlines Co. . . . . . . . . . . .    2,300            37
                                                              ------
                                                                 225
                                                              ------
                           TOTAL COMMON STOCK-    97.7%        5,678
                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 2.2%

 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . . .   $  125           125
                                                ------        ------
                            TOTAL INVESTMENTS-    99.9%        5,803
          Cash and Receivables, less payables-     0.1%            7
                                                ------        ------
                                   NET ASSETS-   100.0%       $5,810
                                                ======        ======

* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                              Market
              Name of Issuer                  Shares          Value
                                                             (000's)
COMMON STOCK

Aerospace and Defense - 2.3%
 Boeing Co.  . . . . . . . . . . . . . . .     28,500        $  1,184
 Honeywell International, Inc. . . . . . .     13,600             785
 Lockheed Martin Corp. . . . . . . . . . .     76,800           1,680
                                                             --------
                                                                3,649
Auto and Truck Parts - 1.7%
 Dana Corp.  . . . . . . . . . . . . . . .     10,000             299
 General Motors Corp.  . . . . . . . . . .     13,200             960
 Genuine Parts Co. . . . . . . . . . . . .     30,100             747
 TRW, Inc. . . . . . . . . . . . . . . . .     11,500             597
                                                             --------
                                                                2,603
Banks - 6.4%
 Bank of America Corp. . . . . . . . . . .     16,400             823
 Bank One Corp.  . . . . . . . . . . . . .     42,300           1,356
 Chase Manhattan Corp. . . . . . . . . . .     10,100             784
 FleetBoston Financial Corp. . . . . . . .     58,472           2,035
 J.P. Morgan & Co., Inc. . . . . . . . . .     14,000           1,773
 KeyCorp . . . . . . . . . . . . . . . . .     22,900             507
 Mercantile Bankshares Corp. . . . . . . .     21,500             687
 National City Corp. . . . . . . . . . . .     25,400             602
 Wells Fargo & Co. . . . . . . . . . . . .     34,400           1,391
                                                             --------
                                                                9,958
Business Services - 0.9%
 Dun & Bradstreet Corp.  . . . . . . . . .     24,400             720
 H & R Block, Inc. . . . . . . . . . . . .     16,700             730
                                                             --------
                                                                1,450
Chemicals - 4.4%
 CK Witco Corp.  . . . . . . . . . . . . .     22,273             298
 Dow Chemical Co.  . . . . . . . . . . . .     13,500           1,804
 E.I. du Pont de Nemours & Co. . . . . . .     33,400           2,200
 Great Lakes Chemical Corp.  . . . . . . .     24,600             939
 Hercules, Inc.  . . . . . . . . . . . . .     38,300           1,068
 Imperial Chemical Industries plc - ADR  .     14,500             617
                                                             --------
                                                                6,926
Commercial Services - 0.3%
 R.R. Donnelley & Sons Co. . . . . . . . .     19,700             489

Computer Equipment - 2.4%
 Compaq Computer Corp. . . . . . . . . . .     30,200             817
 Hewlett-Packard Co. . . . . . . . . . . .     14,900           1,698
 Xerox Corp. . . . . . . . . . . . . . . .     56,300           1,277
                                                             --------
                                                                3,792
Construction - 0.4%
 Armstrong World Industries, Inc.  . . . .     16,300             544

Consumer - Miscellaneous - 1.9%
 Fortune Brands, Inc.  . . . . . . . . . .     19,500             645
 Stanley Works . . . . . . . . . . . . . .     29,100             877
 Tupperware Corp.  . . . . . . . . . . . .     14,000             237
 Unilever NV - CVA . . . . . . . . . . . .     21,400           1,182
                                                             --------
                                                                2,941

Cosmetics and Personal Care Products - 0.9%
 International Flavors & Fragrances, Inc.      35,200        $  1,329

Diversified Operations - 3.3%
 Cooper Industries, Inc. . . . . . . . . .     14,000             566
 Minnesota Mining & Manufacturing Co.  . .     22,000           2,153
 Pall Corp.  . . . . . . . . . . . . . . .     49,400           1,065
 PPG Industries, Inc.  . . . . . . . . . .     20,400           1,277
                                                             --------
                                                                5,061
Electric Power - 3.8%
 DQE, Inc. . . . . . . . . . . . . . . . .     16,900             585
 Duke Energy Co. . . . . . . . . . . . . .     27,100           1,359
 Entergy Corp. . . . . . . . . . . . . . .     14,800             381
 Firstenergy Corp. . . . . . . . . . . . .     29,200             663
 Niagara Mohawk Holdings, Inc. . . . . . .     16,600             231
 Reliant Energy, Inc.  . . . . . . . . . .     32,800             750
 ScottishPower plc - ADR . . . . . . . . .     15,718             440
 Southern Co.  . . . . . . . . . . . . . .     51,400           1,208
 Teco Energy, Inc. . . . . . . . . . . . .     13,900             258
                                                             --------
                                                                5,875
Electrical Equipment - 0.5%
 Unicom Corp.  . . . . . . . . . . . . . .     24,900             834

Electronic Products and Services - 0.3%
 Hubbell, Inc. - Cl. B . . . . . . . . . .     18,100             493

Financial Services - 3.3%
 Citigroup, Inc. . . . . . . . . . . . . .     43,275           2,405
 Mellon Financial Corp.  . . . . . . . . .     80,600           2,745
                                                             --------
                                                                5,150
Food, Beverage and Tobacco - 9.4%
 Anheuser-Busch Cos., Inc. . . . . . . . .     24,900           1,765
 Brown-Forman Corp. - Cl. B  . . . . . . .     15,700             899
 Campbell Soup Co. . . . . . . . . . . . .     30,000           1,160
 General Mills, Inc. . . . . . . . . . . .     65,100           2,327
 H.J. Heinz Co.  . . . . . . . . . . . . .     39,300           1,565
 Hershey Foods Corp. . . . . . . . . . . .     24,600           1,168
 Kellogg Co. . . . . . . . . . . . . . . .     29,700             915
 McCormick & Co., Inc. . . . . . . . . . .     28,600             851
 Philip Morris Cos., Inc.  . . . . . . . .     60,800           1,410
 Quaker Oats Co. . . . . . . . . . . . . .     22,000           1,444
 UST, Inc. . . . . . . . . . . . . . . . .     44,700           1,126
                                                             --------
                                                               14,630
Health Care Products - 4.8%
 Abbott Laboratories . . . . . . . . . . .     35,700           1,296
 American Home Products Corp.  . . . . . .     66,100           2,607
 Becton, Dickinson & Co. . . . . . . . . .      5,400             144
 Merck & Co., Inc. . . . . . . . . . . . .     13,300             892
 Pharmacia & Upjohn, Inc.  . . . . . . . .     43,700           1,967
 Smith & Nephew plc  . . . . . . . . . . .    149,500             502
                                                             --------
                                                                7,408
Household Appliances / Furnishings - 0.4%
 Whirlpool Corp. . . . . . . . . . . . . .      9,600             625

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                              Market
              Name of Issuer                  Shares          Value
                                                             (000's)
COMMON STOCK - Continued

Insurance - 4.9%
 American General Corp.  . . . . . . . . .     26,200        $  1,988
 Chubb Corp. . . . . . . . . . . . . . . .     22,200           1,250
 Lincoln National Corp.  . . . . . . . . .     19,900             796
 Safeco Corp.  . . . . . . . . . . . . . .     26,300             654
 St. Paul Cos., Inc. . . . . . . . . . . .     44,352           1,494
 UnumProvident Corp. . . . . . . . . . . .     31,500           1,010
 XL Capital, Ltd. - Cl. A  . . . . . . . .      9,300             483
                                                             --------
                                                                7,675
Leisure and Recreation - 2.4%
 Eastman Kodak Co. . . . . . . . . . . . .     28,700           1,901
 Hasbro, Inc.  . . . . . . . . . . . . . .     28,900             551
 Hilton Hotels Corp. . . . . . . . . . . .     37,700             363
 Starwood Hotels & Resorts Worldwide, Inc.     40,700             957
                                                             --------
                                                                3,772
Media - Publishing - 2.0%
 Dow Jones & Co., Inc. . . . . . . . . . .     15,400           1,047
 Knight-Ridder, Inc. . . . . . . . . . . .     24,900           1,482
 Readers Digest Association, Inc. - Cl. A      17,300             506
                                                             --------
                                                                3,035
Media - TV / Radio - 1.3%
 The Walt Disney Co. . . . . . . . . . . .     70,900           2,074

Metal Product and Fabrication - 0.5%
 Reynolds Metals Co. . . . . . . . . . . .     10,300             789

Metals and Mining - 0.7%
 Inco, Ltd.  . . . . . . . . . . . . . . .     17,700             416
 Phelps Dodge Corp.  . . . . . . . . . . .     10,300             691
                                                             --------
                                                                1,107
Oil - 3.0%
 Atlantic Richfield Co. (ARCO) . . . . . .     31,000           2,681
 Royal Dutch Petroleum Co. - NY Shares . .     33,600           2,031
                                                             --------
                                                                4,712
Oil - Equipment and Services - 4.2%
 Baker Hughes, Inc.  . . . . . . . . . . .     60,000           1,264
 Exxon Mobil Corp. . . . . . . . . . . . .     64,767           5,218
                                                             --------
                                                                6,482
Oil and Natural Gas Exploration and Production - 7.5%
 Amerada Hess Corp.  . . . . . . . . . . .     24,300           1,379
 BP Amoco plc - ADR  . . . . . . . . . . .     47,652           2,827
 Chevron Corp. . . . . . . . . . . . . . .     25,700           2,226
 Phillips Petroleum Co.  . . . . . . . . .     17,700             832
 Texaco, Inc.  . . . . . . . . . . . . . .     36,000           1,955
 Unocal Corp.  . . . . . . . . . . . . . .     51,800           1,739
 USX-Marathon Group  . . . . . . . . . . .     32,500             802
                                                             --------
                                                               11,760
Paper and Forest Products - 4.7%
 Consolidated Papers, Inc. . . . . . . . .     24,500             780
 Fort James Corp.  . . . . . . . . . . . .     41,800           1,144
 International Paper Co. . . . . . . . . .     54,770           3,091
 Kimberly-Clark Corp.  . . . . . . . . . .     36,000           2,349
                                                             --------
                                                                7,364
Pollution Control - 0.7%
 Waste Management, Inc.  . . . . . . . . .     63,790           1,096

Precious Metals/Gems/Stones - 0.4%
 Newmont Mining Corp.  . . . . . . . . . .     27,400             671

Real Estate Investment Trust - 0.7%
 Simon Property Group, Inc.  . . . . . . .     35,500             814
 Vornado Realty Trust  . . . . . . . . . .      8,800             286
                                                             --------
                                                                1,100
Real Estate Operations - 0.3%
 Rouse Co. . . . . . . . . . . . . . . . .     20,600             438

Retail - Department Stores - 1.2%
 J.C. Penney Co., Inc. . . . . . . . . . .     12,800             255
 May Department Stores Co. . . . . . . . .     23,950             773
 Toys "R" Us, Inc. * . . . . . . . . . . .     55,200             790
                                                             --------
                                                                1,818
Retail - Drug Stores - 0.2%
 Rite Aid Corp.  . . . . . . . . . . . . .     24,000             268

Telecommunication Services - 1.4%
 BCE, Inc. . . . . . . . . . . . . . . . .     24,100           2,174

Telephone - 8.8%
 Alltel Corp.  . . . . . . . . . . . . . .     30,800           2,547
 AT&T Corp.  . . . . . . . . . . . . . . .     15,800             802
 Bell Atlantic Corp. . . . . . . . . . . .     31,300           1,927
 BellSouth Corp. . . . . . . . . . . . . .     15,700             735
 GTE Corp. . . . . . . . . . . . . . . . .     37,100           2,618
 SBC Communications, Inc.  . . . . . . . .     60,855           2,966
 U.S. West, Inc. . . . . . . . . . . . . .     29,600           2,131
                                                             --------
                                                               13,726
Transportation Services - 2.5%
 Burlington Northern Santa Fe  . . . . . .     25,700             623
 GATX Corp.  . . . . . . . . . . . . . . .      6,500             219
 Norfolk Southern Corp.  . . . . . . . . .     68,400           1,402
 Union Pacific Corp. . . . . . . . . . . .     37,900           1,654
                                                             --------
                                                                3,898
U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc.  . . . .     27,700           1,730
                                                             --------
                        TOTAL COMMON STOCK-      95.9%        149,446
                                                Par
                                               Value
                                              (000's)
COMMERCIAL PAPER

Commercial Services - 0.2%
 President & Fellows Harvard Co.
 5.0% due 01/03/00 . . . . . . . . . . . .   $    396             396

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO

                                                Par           Market
              Name of Issuer                   Value          Value
                                              (000's)        (000's)
COMMERCIAL PAPER - CONTINUED

Electric Power - 1.3%
 Consolidated Edison, Inc.
 6.65% due 01/21/00  . . . . . . . . . . .   $  2,000        $  1,993

Financial Services - 1.3%
 Island Finance Puerto Rico, Inc.
 6.1% due 03/21/00 . . . . . . . . . . . .      2,000           1,973

Telecommunication Services - 1.3%
 British Telecommunications plc
 6.3% due 02/18/00 . . . . . . . . . . . .      2,000           1,983
                                                             --------
                    TOTAL COMMERCIAL PAPER-       4.1%          6,345
                                             --------        --------
                         TOTAL INVESTMENTS-     100.0%        155,791
       Cash and Receivables, less payables-       0.0%             58
                                             --------        --------
                                NET ASSETS-     100.0%       $155,849
                                             ========        ========

*    Non-income producing security.

ADR - American Depository Receipt

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO


                                                          Market
          Name of Issuer            Shares                Value
                                                         (000's)
COMMON STOCK

Aerospace and Defense - 1.5%
 Boeing Co. . . . . . . . . . . .      500              $     21
 General Dynamics Corp. . . . . .      600                    32
 Litton Industries, Inc. *  . . .      100                     5
 Northrop Grumman Corp. . . . . .      100                     5
 United Technologies Corp.  . . .      500                    32
                                                        --------
                                                              95
Auto and Truck Parts - 1.3%
 Cooper Tire & Rubber Co. . . . .      500                     8
 Cummins Engine Company, Inc. . .      200                    10
 General Motors Corp. . . . . . .      400                    29
 Johnson Controls, Inc. . . . . .      600                    34
 TRW, Inc.  . . . . . . . . . . .      100                     5
                                                        --------
                                                              86
Automobile - 1.8%
 Delphi Automotive Systems Corp.     3,200                    50
 Ford Motor Co. . . . . . . . . .    1,000                    54
 Hertz Corp. - Cl. A  . . . . . .      200                    10
                                                        --------
                                                             114
Banks - 10.7%
 Associated BancCorp. . . . . . .      500                    17
 Bank of America Corp.  . . . . .    2,500                   125
 Chase Manhattan Corp.  . . . . .    1,400                   109
 Comerica, Inc. . . . . . . . . .      100                     5
 Cullen/Frost Bankers, Inc. . . .      200                     5
 First Security Corp. . . . . . .      400                    10
 First Union Corp.  . . . . . . .      900                    30
 Firstar Corp.  . . . . . . . . .    2,700                    57
 FleetBoston Financial Corp.  . .    1,876                    65
 Golden West Financial Corp.  . .      600                    20
 J.P. Morgan & Co., Inc.  . . . .      200                    25
 KeyCorp  . . . . . . . . . . . .      300                     7
 National City Corp.  . . . . . .      400                     9
 Old Kent Financial Corp. . . . .      300                    11
 Suntrust Banks, Inc. . . . . . .      800                    55
 U.S. Bancorp . . . . . . . . . .      400                     9
 UnionBanCal Corp.  . . . . . . .      800                    32
 Washington Mutual, Inc.  . . . .      500                    13
 Wells Fargo & Co.  . . . . . . .    2,000                    81
                                                        --------
                                                             685
Brokerage and Investment Management - 2.7%
 Legg Mason, Inc. . . . . . . . .      800                    29
 Merrill Lynch & Co., Inc.  . . .      500                    42
 Morgan Stanley, Dean Witter,
  Discover & Co.  . . . . . . . .      400                    57
 Standard and Poor's Depositary
  Receipts. . . . . . . . . . . .      300                    44
                                                        --------
                                                             172
Business Services - 0.2%
 Comdisco, Inc. . . . . . . . . .      300                    11

Chemicals - 2.6%
 A. Schulman, Inc.  . . . . . . .      300                     5
 Air Products & Chemicals, Inc. .      200                     7
 Dow Chemical Co. . . . . . . . .      700                    93
 Engelhard Corp.  . . . . . . . .      200                     4
 H.B. Fuller Co.  . . . . . . . .      200                    11
 Praxair, Inc.  . . . . . . . . .      400                    20
 Sigma-Aldrich Corp.  . . . . . .      900                    27
                                                        --------
                                                             167
Commercial Services - 0.4%
 Deluxe Corp. . . . . . . . . . .      300                     8
 R.R. Donnelley & Sons Co.  . . .      300                     8
 ServiceMaster Co.  . . . . . . .      300                     4
 Valassis Communications, Inc. *       100                     4
                                                        --------
                                                              24
Computer Equipment - 2.4%
 Apple Computer, Inc. * . . . . .      200                    21
 Hewlett-Packard Co.  . . . . . .      700                    80
 International Business Machines Corp  400                    43
 Lexmark International Group, Inc. -
  Cl. A * . . . . . . . . . . . .      100                     9
                                                        --------
                                                             153
Computer Software and Services - 1.0%
 Electronic Data Systems Corp.  .      100                     7
 First Data Corp. . . . . . . . .      400                    20
 Network Associates, Inc. . . . .      100                     3
 Seagate Technology, Inc. * . . .      400                    18
 Sun Microsystems, Inc. * . . . .      200                    15
                                                        --------
                                                              63
Construction - 0.1%
 USG Corp. *  . . . . . . . . . .      100                     5

Consumer - Miscellaneous - 0.6%
 American Greetings Corp. - Cl. A      200                     5
 Avery Dennison Corp. . . . . . .      300                    22
 Parker-Hannifin Corp.  . . . . .      200                    10
                                                        --------
                                                              37
Cosmetics and Personal Care Products - 0.7%
 Procter & Gamble Co. . . . . . .      400                    44

Diversified Operations - 1.4%
 Eaton Corp.  . . . . . . . . . .      600                    44
 Minnesota Mining & Manufacturing Co.  200                    20
 National Service Industries, Inc.     100                     3
 Pall Corp. . . . . . . . . . . .      300                     6
 Tyco International, Ltd. . . . .      400                    15
                                                        --------
                                                              88
Electric Power - 4.9%
 Ameren Corp. . . . . . . . . . .      400                    13
 Dominion Resources, Inc. . . . .      800                    32
 Duke Energy Co.  . . . . . . . .    1,000                    50
 Edison International . . . . . .    1,000                    26
 Energy East Corp.  . . . . . . .    1,200                    25
 FPL Group, Inc.  . . . . . . . .      500                    21
 GPU, Inc.  . . . . . . . . . . .      500                    15

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                         Market
          Name of Issuer            Shares               Value
                                                        (000's)
COMMON STOCK - CONTINUED

Electric Power - Continued
 PG & E Corp. . . . . . . . . . .      400            $      8
 Public Services Enterprise Group,
  Inc.  . . . . . . . . . . . . .    1,400                  49
 Southern Co. . . . . . . . . . .    1,100                  26
 Texas Utilities Co.  . . . . . .    1,400                  50
                                                      --------
                                                           315
Electrical Equipment - 0.2%
 Emerson Electric Co. . . . . . .      200                  11

Electronic Products and Services - 1.7%
 Ball Corp. . . . . . . . . . . .      200                   8
 Cisco Systems, Inc. *  . . . . .      200                  21
 LSI Logic Corp. *  . . . . . . .      100                   7
 Micron Technology, Inc. *  . . .      100                   8
 Motorola, Inc. . . . . . . . . .      300                  44
 National Semiconductor Corp. * .      200                   8
 Texas Instruments, Inc.  . . . .      100                  10
                                                      --------
                                                           106
Financial Services - 3.7%
 Associates First Capital Corp. -
  Cl. A * . . . . . . . . . . . .      200                   6
 Citigroup, Inc.  . . . . . . . .    3,500                 194
 Mellon Financial Corp. . . . . .      200                   7
 Providian Financial Corp. *  . .      300                  27
                                                      --------
                                                           234
Food, Beverage and Tobacco - 2.5%
 Adolph Coors Co. - Cl. B . . . .      200                  10
 Anheuser-Busch Cos., Inc.  . . .      100                   7
 ConAgra, Inc.  . . . . . . . . .      700                  16
 Hormel Foods Corp. . . . . . . .      100                   4
 IBP, Inc.  . . . . . . . . . . .    1,600                  29
 Nabisco Group Holdings Corp. . .    3,100                  33
 Nabisco Holdings Corp. - Cl. A .    1,300                  41
 Philip Morris Cos., Inc. . . . .      500                  12
 UST, Inc.  . . . . . . . . . . .      300                   7
                                                      --------
                                                           159
Health Care Products - 1.5%
 Abbott Laboratories  . . . . . .      200                   7
 American Home Products Corp.   .      100                   4
 Bausch & Lomb, Inc.  . . . . . .      100                   7
 Baxter International, Inc. . . .      400                  25
 Bristol-Myers Squibb Co. . . . .      200                  13
 Johnson & Johnson  . . . . . . .      200                  19
 Pharmacia & Upjohn, Inc. . . . .      500                  22
                                                      --------
                                                            97
Health Care Services - 1.2%
 Columbia/HCA Healthcare Corp.  .      500                  15
 Trigon Healthcare, Inc. *  . . .      300                   9
 United Healthcare Corp.  . . . .    1,000                  53
                                                      --------
                                                            77
Household Appliances / Furnishings - 0.1%
 Springs Industries, Inc. - Cl. A      100                   4

Housing - 0.1%
 American Standard Cos., Inc. * .      100                   5

Insurance - 8.3%
 Aetna, Inc.  . . . . . . . . . .      400                  22
 AFLAC, Inc.  . . . . . . . . . .      600                  28
 American General Corp. . . . . .      800                  61
 American International Group, Inc.  1,100                 119
 AXA Financial, Inc.  . . . . . .    1,400                  48
 Conseco, Inc.  . . . . . . . . .      300                   5
 Hartford Financial Services
  Group, Inc. . . . . . . . . . .      400                  19
 Hartford Life, Inc. - Cl. A  . .      600                  26
 Loews Corp.  . . . . . . . . . .      700                  43
 Marsh & McLennan Cos., Inc.  . .      600                  58
 MBIA, Inc. . . . . . . . . . . .      300                  16
 MGIC Investment Corp.  . . . . .      100                   6
 The PMI Group, Inc.  . . . . . .      500                  24
 Travelers Property Casualty Corp.
  - Cl. A . . . . . . . . . . . .    1,500                  51
                                                      --------
                                                           526
Leisure and Recreation - 1.7%
 Brunswick Corp.  . . . . . . . .    1,900                  42
 Eastman Kodak Co.  . . . . . . .      700                  47
 Harrah's Entertainment, Inc. * .      200                   5
 Hasbro, Inc. . . . . . . . . . .      400                   8
 Metro-Goldwyn-Mayer, Inc. (MGM) *     300                   7
                                                      --------
                                                           109
Machinery - 0.9%
 Caterpillar, Inc.  . . . . . . .      100                   5
 Ingersoll-Rand Co. . . . . . . .      200                  11
 Tecumseh Products Co. - Cl. A  .      900                  42
                                                      --------
                                                            58
Media - Publishing - 1.5%
 AT&T Corp. - Liberty Media Group -
  Cl. A * . . . . . . . . . . . .      900                  51
 Knight-Ridder, Inc.  . . . . . .      200                  12
 New York Times Co. - Cl. A . . .      400                  20
 Times Mirror Co. - Cl. A . . . .      100                   7
 Tribune Co.  . . . . . . . . . .      100                   5
                                                      --------
                                                            95
Media - TV / Radio - 2.2%
 Comcast Corp. - Cl. A  . . . . .      100                   5
 Cox Communications, Inc. - Cl. A *    500                  26
 Fox Entertainment Group, Inc. -
  Cl. A * . . . . . . . . . . . .      600                  15
 Infinity Broadcasting Corp. - Cl.
  A * . . . . . . . . . . . . . .    1,000                  36
 The Walt Disney Co.  . . . . . .    1,000                  29
 Viacom, Inc. - Cl. B * . . . . .      500                  30
                                                      --------
                                                           141
Metals and Mining - 1.5%
 Alcan Aluminum, Ltd. . . . . . .    1,500                  62
 Alcoa, Inc.  . . . . . . . . . .      300                  25
 Inco, Ltd. . . . . . . . . . . .      300                   7
                                                      --------
                                                            94

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                          Market
          Name of Issuer            Shares                Value
                                                         (000's)
COMMON STOCK - CONTINUED

Natural Gas Distribution - 0.2%
 Enron Corp.  . . . . . . . . . .      300                $     13

Oil - 1.0%
 Atlantic Richfield Co. (ARCO)  .      200                      17
 Royal Dutch Petroleum Co. - NY
  Shares. . . . . . . . . . . . .      800                      49
                                                          --------
                                                                66
Oil - Equipment and Services - 5.0%
 Exxon Mobil Corp.  . . . . . . .    3,852                     310
 Halliburton Co.  . . . . . . . .      200                       8
                                                          --------
                                                               318
Oil and Natural Gas Exploration and Production - 3.2%
 Apache Corp. . . . . . . . . . .      800                      30
 Burlington Resources, Inc. . . .      200                       7
 Chevron Corp.  . . . . . . . . .    1,100                      95
 Coastal Corp.  . . . . . . . . .      100                       4
 Kerr-McGee Corp. . . . . . . . .      200                      12
 Murphy Oil Corp. . . . . . . . .      300                      17
 Phillips Petroleum Co. . . . . .      200                       9
 Texaco, Inc. . . . . . . . . . .      400                      22
 Transocean Sedco Forex, Inc. . .      300                      10
                                                          --------
                                                               206
Paper and Forest Products - 1.0%
 Georgia-Pacific Corp.  . . . . .    1,000                      51
 International Paper Co.  . . . .      100                       6
 Weyerhaeuser Co. . . . . . . . .      100                       7
                                                          --------
                                                                64
Personal and Commercial Lending - 0.2%
 Household International, Inc.  .      300                      11

Precious Metals/Gems/Stones - 0.7%
 Freeport-McMoRan Copper & Gold, Inc. -
  Cl. B . . . . . . . . . . . . .    2,200                      47

Retail - Department Stores - 2.6%
 Barnes & Noble, Inc. * . . . . .      500                      10
 BJ's Wholesale Club, Inc.  . . .      300                      11
 Circuit City Stores, Inc.  . . .      700                      31
 Federated Department Stores, Inc. * 1,200                      61
 Lands' End, Inc. . . . . . . . .      200                       7
 Limited, Inc.  . . . . . . . . .      700                      30
 Tiffany & Co.  . . . . . . . . .      100                       9
 Zale Corp. * . . . . . . . . . .      200                      10
                                                          --------
                                                               169
Retail - Food - 0.4%
 Albertson's, Inc.  . . . . . . .      200                       6
 Brinker International, Inc. *  .      200                       5
 Darden Restaurants, Inc. . . . .      500                       9
 McDonald's Corp. . . . . . . . .      100                       4
                                                          --------
                                                                24
Shoe and Apparel Manufacturing - 0.3%
 Nike, Inc. - Cl. B . . . . . . .      400                      20

Telecommunication Services - 2.2%
 BCE, Inc.  . . . . . . . . . . .    1,000                      90
 MediaOne Group, Inc. . . . . . .      400                      31
 United States Cellular Corp. * .      200                      20
                                                          --------
                                                               141
Telephone - 11.2%
 Alltel Corp. . . . . . . . . . .      400                      33
 AT&T Corp. . . . . . . . . . . .    4,200                     213
 Bell Atlantic Corp.  . . . . . .    1,300                      80
 BellSouth Corp.  . . . . . . . .    1,400                      66
 CenturyTel, Inc. . . . . . . . .      800                      38
 GTE Corp.  . . . . . . . . . . .      600                      42
 MCI WorldCom, Inc. * . . . . . .      900                      48
 NEXTLINK Communications, Inc. *       100                       8
 SBC Communications, Inc. . . . .    3,137                     153
 Sprint Corp. . . . . . . . . . .      500                      34
                                                          --------
                                                               715
Transportation Services - 1.5%
 Alaska Air Group, Inc. * . . . .      100                       4
 America West Holdings Corp. - Cl. B * 300                       6
 Burlington Northern Santa Fe . .      200                       5
 Canadian National Railway Co.  .      800                      21
 Delta Air Lines, Inc.  . . . . .      800                      40
 UAL Corp.  . . . . . . . . . . .      300                      23
                                                          --------
                                                                99
U.S. Government Agencies - 0.8%
 Federal Home Loan Mortgage Corp.      100                       5
 Federal National Mortgage Assoc.      700                      43
                                                          --------
                                                                48
                                                          --------
               TOTAL COMMON STOCK-    89.7%                  5,716
                                      Par
                                     Value
                                    (000's)
SHORT-TERM INVESTMENTS - 7.9%

 Investment in joint repurchase
  agreement with Goldman Sachs &
  Co. dated 12/31/99, 3.159% due
  01/03/00 (Secured by various
  U.S. Treasury obligations and
  U.S. Government Agency Bonds) .   $  500                     500
                                    ------                 -------
                TOTAL INVESTMENTS-    97.6%                  6,216
        Cash and Receivables, less     2.4%                    155
                         payables-
                                    ------                 -------
                       NET ASSETS-   100.0%                $ 6,371
                                    ======                 =======

*    Non-income producing security.

See notes to financial statements

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO

                                                              Market
                Name of Issuer                  Shares         Value
                                                              (000's)
COMMON STOCK

Aerospace and Defense - 2.3%
 Honeywell International, Inc.  . . . . . . .      800        $   46
 Northrop Grumman Corp. . . . . . . . . . . .      400            22
 United Technologies Corp.  . . . . . . . . .    1,100            71
                                                              ------
                                                                 139
Auto and Truck Parts - 2.0%
 Federal-Mogul Corp.  . . . . . . . . . . . .    1,100            22
 General Motors Corp. . . . . . . . . . . . .      400            29
 General Motors Corp. - Cl. H . . . . . . . .      400            39
 TRW, Inc.  . . . . . . . . . . . . . . . . .      600            31
                                                              ------
                                                                 121
Automobile - 0.9%
 Delphi Automotive Systems Corp.  . . . . . .    1,100            17
 Ford Motor Co. . . . . . . . . . . . . . . .      700            38
                                                              ------
                                                                  55
Banks - 9.2%
 Bank One Corp. . . . . . . . . . . . . . . .    3,100           100
 Mercantile Bankshares Corp.  . . . . . . . .    2,100            67
 Pacific Century Financial Corp.  . . . . . .    6,900           129
 U.S. Bancorp . . . . . . . . . . . . . . . .    4,900           117
 UnionBanCal Corp.  . . . . . . . . . . . . .    1,400            55
 Wachovia Corp. . . . . . . . . . . . . . . .    1,400            95
                                                              ------
                                                                 563
Brokerage and Investment Management - 2.0%
 A.G. Edwards, Inc. . . . . . . . . . . . . .    2,000            64
 Legg Mason, Inc. . . . . . . . . . . . . . .    1,600            58
                                                              ------
                                                                 122
Chemicals - 2.2%
 Air Products & Chemicals, Inc. . . . . . . .      600            20
 Cabot Corp.  . . . . . . . . . . . . . . . .      700            14
 CK Witco Corp. . . . . . . . . . . . . . . .      669             9
 Cytec Industries, Inc. * . . . . . . . . . .      500            11
 E.I. du Pont de Nemours & Co.  . . . . . . .      800            53
 Great Lakes Chemical Corp. . . . . . . . . .      500            19
 W.R. Grace & Co. . . . . . . . . . . . . . .      700            10
                                                              ------
                                                                 136
Commercial Services - 0.6%
 Convergys Corp. *  . . . . . . . . . . . . .      800            25
 Danka Business Systems plc - ADR . . . . . .      900            11
                                                              ------
                                                                  36
Computer Equipment - 2.8%
 3Com Corp. * . . . . . . . . . . . . . . . .      500            23
 Compaq Computer Corp.  . . . . . . . . . . .      800            22
 International Business Machines Corp.  . . .      600            65
 Quantum Corp. - DLT & Storage *  . . . . . .    2,200            33
 Redback Networks, Inc. * . . . . . . . . . .      150            27
                                                              ------
                                                                 170
Computer Software and Services - 1.5%
 Affiliated Computer Services, Inc. - Cl. A *      300            14
 First Data Corp. . . . . . . . . . . . . . .    1,300            64
 Unisys Corp. * . . . . . . . . . . . . . . .      500            16
                                                              ------
                                                                  94
Consumer - Miscellaneous - 0.6%
 Clorox Co. . . . . . . . . . . . . . . . . .      700            35

Containers - 0.5%
 Smurfit-Stone Container Corp. *  . . . . . .    1,200            29

Diversified Operations - 2.1%
 Eaton Corp.  . . . . . . . . . . . . . . . .      600            43
 El Paso Energy Corp. . . . . . . . . . . . .    1,100            43
 Minnesota Mining & Manufacturing Co. . . . .      400            39
                                                              ------
                                                                 125
Electric Power - 3.8%
 Calpine Corp. *  . . . . . . . . . . . . . .      800            51
 DQE, Inc.  . . . . . . . . . . . . . . . . .    1,300            45
 Duke Energy Co.  . . . . . . . . . . . . . .      400            20
 Edison International . . . . . . . . . . . .      300             8
 Endesa S.A. - ADR  . . . . . . . . . . . . .    1,100            22
 Montana Power Co.  . . . . . . . . . . . . .      500            18
 Peco Energy Co.  . . . . . . . . . . . . . .      600            21
 Pinnacle West Capital Corp.  . . . . . . . .    1,300            40
 UtiliCorp United, Inc. . . . . . . . . . . .      400             8
                                                              ------
                                                                 233
Electrical Equipment - 0.7%
 Unicom Corp. . . . . . . . . . . . . . . . .    1,200            40

Electronic Products and Services - 3.1%
 Adaptec, Inc. *  . . . . . . . . . . . . . .      500            25
 Analog Devices, Inc. * . . . . . . . . . . .      700            65
 Motorola, Inc. . . . . . . . . . . . . . . .      650            96
                                                              ------
                                                                 186
Financial Services - 6.3%
 Associates First Capital Corp. - Cl. A * . .    1,800            49
 Citigroup, Inc.  . . . . . . . . . . . . . .    5,300           295
 People's Bank - Bridgeport . . . . . . . . .    2,000            42
                                                              ------
                                                                 386
Food, Beverage and Tobacco - 2.7%
 McCormick & Co., Inc.  . . . . . . . . . . .    2,200            65
 PepsiCo, Inc.  . . . . . . . . . . . . . . .      900            32
 Philip Morris Cos., Inc. . . . . . . . . . .    1,300            30
 Sara Lee Corp. . . . . . . . . . . . . . . .    1,700            38
                                                              ------
                                                                 165
Health Care Products - 2.5%
 Abbott Laboratories  . . . . . . . . . . . .      900            33
 American Home Products Corp. . . . . . . . .      800            31
 Baxter International, Inc. . . . . . . . . .      600            38
 Pharmacia & Upjohn, Inc. . . . . . . . . . .    1,100            49
                                                              ------
                                                                 151
Health Care Services - 0.3%
 Columbia/HCA Healthcare Corp.  . . . . . . .      700            21

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO

                                                              Market
                Name of Issuer                  Shares         Value
                                                              (000's)
COMMON STOCK - CONTINUED

Insurance - 6.5%
 American International Group, Inc. . . . . .    1,000        $  108
 Cigna Corp.  . . . . . . . . . . . . . . . .    1,100            89
 Conseco, Inc.  . . . . . . . . . . . . . . .    2,400            43
 Marsh & McLennan Cos., Inc.  . . . . . . . .    1,100           105
 XL Capital, Ltd. - Cl. A . . . . . . . . . .    1,000            52
                                                              ------
                                                                 397
Leisure and Recreation - 1.1%
 Eastman Kodak Co.  . . . . . . . . . . . . .      300            20
 Mattel, Inc. . . . . . . . . . . . . . . . .    3,100            40
 Starwood Hotels & Resorts Worldwide, Inc.  .      200             5
                                                              ------
                                                                  65
Machinery - 0.7%
 Caterpillar, Inc.  . . . . . . . . . . . . .      200             9
 Ingersoll-Rand Co. . . . . . . . . . . . . .      600            33
                                                              ------
                                                                  42
Media - Publishing - 1.9%
 AT&T Corp. - Liberty Media Group - Cl. A * .    1,300            74
 Gannett Co., Inc.  . . . . . . . . . . . . .      500            41
                                                              ------
                                                                 115
Media - TV / Radio - 2.0%
 A.H. Belo Corp.  . . . . . . . . . . . . . .      800            15
 E.W. Scripps Co. - Cl. A . . . . . . . . . .      700            31
 Generale Cable Corp. . . . . . . . . . . . .    2,700            21
 Viacom, Inc. - Cl. B * . . . . . . . . . . .      900            54
                                                              ------
                                                                 121
Metals and Mining - 1.2%
 Alcoa, Inc.  . . . . . . . . . . . . . . . .      900            75

Natural Gas Distribution - 1.1%
 Columbia Energy Group, Inc.  . . . . . . . .      200            13
 Enron Corp.  . . . . . . . . . . . . . . . .    1,200            53
                                                              ------
                                                                  66
Oil - 5.0%
 Conoco, Inc. - Cl. B . . . . . . . . . . . .    5,100           127
 Repsol-YPF, S.A. - ADR . . . . . . . . . . .    3,800            88
 Suncor Energy, Inc.  . . . . . . . . . . . .    2,200            92
                                                              ------
                                                                 307
Oil and Natural Gas Exploration and Production - 3.8%
 Chevron Corp.  . . . . . . . . . . . . . . .      850            74
 Penzoil-Quaker State Co. . . . . . . . . . .    7,100            72
 Santa Fe International Corp. . . . . . . . .    1,200            31
 Transocean Sedco Forex, Inc. . . . . . . . .    1,600            54
                                                              ------
                                                                 231
Paper and Forest Products - 2.3%
 Bowater, Inc.  . . . . . . . . . . . . . . .      700            38
 Kimberly-Clark Corp. . . . . . . . . . . . .      600            39
 Temple-Inland, Inc.  . . . . . . . . . . . .      300            20
 Weyerhaeuser Co. . . . . . . . . . . . . . .      600            43
                                                              ------
                                                                 140

Pollution Control - 0.1%
 Republic Services, Inc. - Cl. A  . . . . . .      500             7

Real Estate Investment Trust - 1.0%
 Kimco Realty Corp. . . . . . . . . . . . . .      800            27
 Liberty Property Trust . . . . . . . . . . .      900            22
 Spieker Properties, Inc. . . . . . . . . . .      300            11
                                                              ------
                                                                  60
Retail - Department Stores - 2.8%
 Dayton Hudson Corp.  . . . . . . . . . . . .    1,000            74
 Intimate Brands, Inc.  . . . . . . . . . . .    2,300            99
                                                              ------
                                                                 173
Retail - Food - 0.8%
 McDonald's Corp. . . . . . . . . . . . . . .    1,200            48

Telecommunication Equipment - 0.8%
 American Tower Corp. - Cl. A . . . . . . . .    1,600            49

Telecommunication Services - 2.7%
 Clear Channel Communications, Inc. * . . . .      200            18
 EchoStar Communications Corp. - Cl. A *  . .    1,000            98
 Sprint PCS (PCS Group) * . . . . . . . . . .      500            51
                                                              ------
                                                                 167
Telephone - 12.1%
 AT&T Corp. . . . . . . . . . . . . . . . . .    4,100           208
 Bell Atlantic Corp.  . . . . . . . . . . . .    3,200           197
 MCI WorldCom, Inc. * . . . . . . . . . . . .    1,800            96
 SBC Communications, Inc. . . . . . . . . . .    2,795           136
 Sprint Corp. . . . . . . . . . . . . . . . .    1,500           101
                                                              ------
                                                                 738
Transportation Services - 2.4%
 AMR Corp. *  . . . . . . . . . . . . . . . .      500            33
 Atlas Air, Inc. *  . . . . . . . . . . . . .    1,200            33
 Canadian National Railway Co.  . . . . . . .      500            13
 Mesaba Holdings, Inc. *  . . . . . . . . . .    1,800            21
 SkyWest, Inc.  . . . . . . . . . . . . . . .      900            25
 Werner Enterprises, Inc. . . . . . . . . . .    1,700            24
                                                              ------
                                                                 149
U.S. Government Agencies - 2.1%
 Federal National Mortgage Assoc. . . . . . .    2,100           131
                                                              ------
                           TOTAL COMMON STOCK-    96.5%        5,888
                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 3.5%

 Investment in joint trading account (Note B)
 5.242% due 01/03/00  . . . . . . . . . . . .   $  216        $  216
                                                ------        ------
                            TOTAL INVESTMENTS-   100.0%        6,104
          Payables, less cash and receivables-   (0.0)%           (3)
                                                ------        ------
                                   NET ASSETS-   100.0%       $6,101
                                                ======        ======

* Non-income producing security.

ADR - American Depository Receipt

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                               Par           Market
              Name of Issuer                  Value          Value
                                             (000's)        (000's)
PUBLICLY-TRADED BONDS

Automobile- 1.1%
 DaimlerChrysler NA Holding Co.
 6.356% due 07/06/00 . . . . . . . . . . .   $ 5,000        $  5,020

Banks- 3.0%
 PNC Bank NA - Notes
 6.388% due 06/07/00 . . . . . . . . . . .     5,000           5,021
 6.411% due 07/12/00 . . . . . . . . . . .     8,500           8,524
                                                            --------
                                                              13,545
Brokerage and Investment Management- 5.8%
 Goldman Sachs Group, Inc. - Notes
 5.15% due 04/19/00  . . . . . . . . . . .     8,000           8,082
 6.162% due 08/07/00 . . . . . . . . . . .     7,000           7,065
 6.252% due 07/24/00 . . . . . . . . . . .     2,000           2,023
 6.271% due 07/31/00 . . . . . . . . . . .     2,000           2,022
 6.291% due 01/31/00 . . . . . . . . . . .       575             581
 Lehman Brothers Holdings, Inc. - Notes
 6.781% due 06/13/00 . . . . . . . . . . .     5,000           5,021
 7.08% due 05/22/00  . . . . . . . . . . .     1,300           1,338
                                                            --------
                                                              26,132
Commercial Services- 1.1%
 Xerox Credit Corp. - Notes
 6.043% due 12/08/00 . . . . . . . . . . .     5,000           5,038

Diversified Operations- 1.1%
 Ciesco L.P.
 6.482% due 08/14/00 . . . . . . . . . . .     5,000           5,015

Electronic Products and Services- 2.2%
 Sunstrand Corp.
 6.751% due 03/15/00 . . . . . . . . . . .    10,000          10,048

Financial Services- 2.2%
 National Rural Utilities Cooperative
  Finance Corp. - Notes
 6.141% due 06/26/00 . . . . . . . . . . .    10,000          10,009

Personal and Commercial Lending- 4.6%
 Ford Motor Credit Co. - Notes
 6.173% due 10/02/00 . . . . . . . . . . .     7,000           6,997
 General Motors Acceptance Corp. - Notes
 6.1% due 09/01/00 . . . . . . . . . . . .     6,000           6,028
 6.403% due 11/20/00 . . . . . . . . . . .     5,000           5,046
 Household Finance Corp. - Sr. Notes
 6.23% due 12/01/00  . . . . . . . . . . .     2,500           2,516
                                                            --------
                                                              20,587
                                                            --------
               TOTAL PUBLICLY-TRADED BONDS-     21.1%         95,394


COMMERCIAL PAPER

Aerospace and Defense - 1.5%
 United Technologies Corp.
 5.75% due 01/20/00  . . . . . . . . . . .     6,564           6,544

Banks - 12.7%
 ANZ (Delaware), Inc.
 6.45% due 02/03/00  . . . . . . . . . . .     4,500           4,473
 Bank of Nova Scotia
 5.4% due 06/01/00 . . . . . . . . . . . .     6,030           6,223
 5.94% due 10/02/00  . . . . . . . . . . .     7,000           7,092
 Chase Manhattan Bank USA
 5.08% due 02/01/00  . . . . . . . . . . .     5,000           5,171
 Deutsche Bank AG
 5.62% due 06/26/00  . . . . . . . . . . .     5,000           5,148
 National Bank of Canada
 5.14% due 04/24/00  . . . . . . . . . . .    20,000          20,720
 Svenska Handelsbanken NY
 5.23% due 03/01/00  . . . . . . . . . . .     4,000           4,178
 5.28% due 03/03/00  . . . . . . . . . . .     4,000           4,178
                                                            --------
                                                              57,183
Brokerage and Investment Management - 4.5%
 Lehman Brothers Holdings, Inc.
 6.02% due 05/01/00  . . . . . . . . . . .     5,000           4,899
 6.15% due 03/20/00  . . . . . . . . . . .     6,000           5,919
 Merrill Lynch & Co., Inc.
 5.55% due 01/24/00  . . . . . . . . . . .     2,424           2,415
 Salomon Smith Barney Holdings, Inc.
 5.65% due 02/04/00  . . . . . . . . . . .     7,000           6,964
                                                            --------
                                                              20,197
Chemicals - 1.5%
 E.I. du Pont de Nemours & Co.
 5.78% due 01/20/00  . . . . . . . . . . .     6,601           6,581

Consumer - Miscellaneous - 2.8%
 Moriarty, Ltd.
 6.1% due 01/19/00 . . . . . . . . . . . .     1,000             997
 6.31% due 01/10/00  . . . . . . . . . . .     1,900           1,897
 5.84% due 02/18/00  . . . . . . . . . . .    10,000           9,922
                                                            --------
                                                              12,816
Diversified Operations - 1.3%
 Diageo Capital plc
 5.85% due 01/18/00  . . . . . . . . . . .     5,992           5,975

Electric Power - 2.6%
 Aes Hawaii, Inc.
 6.55% due 01/11/00  . . . . . . . . . . .     3,000           2,995
 Electricite de France
 5.82% due 01/11/00  . . . . . . . . . . .     4,000           3,994
 General Electric Credit Capital of Puerto
  Rico
 5.83% due 03/17/00  . . . . . . . . . . .     5,000           4,938
                                                            --------
                                                              11,927
Financial Services - 44.7%
 Alpine Securitization Corp.
 5.85% due 01/18/00  . . . . . . . . . . .     2,000           1,994
 6.0% due 01/18/00 . . . . . . . . . . . .     2,816           2,808
 6.0% due 02/01/00 . . . . . . . . . . . .     4,000           3,979
 6.05% due 01/12/00  . . . . . . . . . . .     5,000           4,991

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                               Par           Market
              Name of Issuer                  Value          Value
                                             (000's)        (000's)
COMMERCIAL PAPER - CONTINUED

Financial Services - Continued
 Centric Capital Corp.
 5.92% due 03/09/00  . . . . . . . . . . .   $ 1,640        $  1,622
 6.03% due 01/24/00  . . . . . . . . . . .     5,000           4,981
 6.03% due 01/27/00  . . . . . . . . . . .     3,885           3,868
 6.04% due 01/06/00  . . . . . . . . . . .     5,000           4,996
 Clipper Receivables Corp.
 5.5% due 01/07/00 . . . . . . . . . . . .     4,500           4,496
 5.93% due 01/31/00  . . . . . . . . . . .     5,035           5,010
 6.08% due 01/24/00  . . . . . . . . . . .     4,489           4,472
 6.24% due 01/21/00  . . . . . . . . . . .     3,000           2,990
 6.4% due 01/07/00 . . . . . . . . . . . .     5,000           4,995
 Corporate Asset Funding Co.
 5.86% due 01/19/00  . . . . . . . . . . .     8,000           7,976
 6.02% due 02/02/00  . . . . . . . . . . .     4,608           4,583
 Corporate Recievables Corp.
 6.03% due 01/19/00  . . . . . . . . . . .     6,702           6,682
 6.482% due 01/18/00 . . . . . . . . . . .     5,000           5,014
 Delaware Funding Corp.
 5.93% due 01/18/00  . . . . . . . . . . .     4,129           4,117
 Eagle Funding Capital Corp.
 6.6% due 02/04/00 . . . . . . . . . . . .     1,798           1,787
 6.7% due 02/10/00 . . . . . . . . . . . .     3,421           3,396
 6.71% due 01/31/00  . . . . . . . . . . .     4,252           4,228
 6.77% due 01/18/00  . . . . . . . . . . .     4,000           3,987
 6.8% due 01/11/00 . . . . . . . . . . . .     3,003           2,997
 7.25% due 01/10/00  . . . . . . . . . . .     1,255           1,253
 Falcon Asset Securitization Corp.
 5.9% due 01/21/00 . . . . . . . . . . . .     5,000           4,984
 5.95% due 01/11/00  . . . . . . . . . . .     4,000           3,993
 6.95% due 01/11/00  . . . . . . . . . . .     1,000             998
 General Electric Capital Corp.
 4.89% due 01/28/00  . . . . . . . . . . .     6,000           5,978
 5.97% due 02/04/00  . . . . . . . . . . .     5,000           4,972
 6.42% due 01/26/00  . . . . . . . . . . .     3,800           3,783
 Greenwich Funding Corp.
 5.5% due 02/07/00 . . . . . . . . . . . .     1,077           1,071
 5.96% due 03/10/00  . . . . . . . . . . .     5,000           4,943
 6.3% due 02/08/00 . . . . . . . . . . . .     1,200           1,192
 Monte Rosa Capital Corp.
 5.96% due 02/14/00  . . . . . . . . . . .     5,000           4,964
 Norwest Financial, Inc.
 6.5% due 01/31/00 . . . . . . . . . . . .     1,544           1,536
 Receivables Capital Corp.
 5.95% due 01/13/00  . . . . . . . . . . .     5,000           4,990
 Sheffield Receivables Corp.
 5.96% due 01/21/00  . . . . . . . . . . .     5,200           5,183
 6.01% due 01/28/00  . . . . . . . . . . .     3,876           3,859
 6.1% due 01/25/00 . . . . . . . . . . . .     7,000           6,971
 6.7% due 01/14/00 . . . . . . . . . . . .     4,000           3,990
 Sigma Finance, Inc.
 5.14% due 02/10/00  . . . . . . . . . . .     5,000           5,232
 5.78% due 04/14/00  . . . . . . . . . . .     4,000           3,933
 5.9% due 02/16/00 . . . . . . . . . . . .     6,000           5,955
 6.641% due 04/28/00 . . . . . . . . . . .     5,000           5,004
 State Street Cayman Islands
 5.0% due 01/03/00 . . . . . . . . . . . .     1,084           1,084
 Windmill Funding Corp.
 6.0% due 02/04/00 . . . . . . . . . . . .     6,150           6,115
 6.23% due 01/10/00  . . . . . . . . . . .    13,000          12,979
 6.7% due 01/20/00 . . . . . . . . . . . .     1,000             996
                                                            --------
                                                             201,927
Leisure and Recreation - 3.1%
 K2 USA LLC
 6.0% due 04/03/00 . . . . . . . . . . . .     1,500           1,477
 6.02% due 03/01/00  . . . . . . . . . . .     7,392           7,317
 6.08% due 01/18/00  . . . . . . . . . . .     5,000           4,986
                                                            --------
                                                              13,780
Personal and Commercial Lending - 0.5%
 Toyota Motor Credit Co.
 6.0% due 01/13/00 . . . . . . . . . . . .     2,397           2,392

Telecommunication Services - 1.1%
 American Telephone & Telegraph Co.
 6.136% due 07/13/00 . . . . . . . . . . .     5,000           5,067

Telephone - 2.2%
 SBC Communications, Inc.
 5.84% due 01/28/00  . . . . . . . . . . .    10,000           9,956
                                                            --------
                    TOTAL COMMERCIAL PAPER-     78.5%        354,345
                                             -------        --------
                         TOTAL INVESTMENTS-     99.6%        449,739
       Cash and Receivables, less Payables-      0.4%          1,496
                                             -------        --------
                                NET ASSETS-    100.0%       $451,235
                                             =======        ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares            Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 2.2%
 General Dynamics Corp. . . . . . . . . . .     37,900          $ 1,999

Auto and Truck Parts - 5.0%
 General Motors Corp. - Cl. H . . . . . . .     18,300            1,757
 Lear Corp. * . . . . . . . . . . . . . . .     57,800            1,849
 Navistar International Corp., Inc. - Cl. B     21,400            1,014
                                                                -------
                                                                  4,620
Banks - 2.5%
 FleetBoston Financial Corp.  . . . . . . .     27,800              968
 Valley National Bancorp  . . . . . . . . .     46,000            1,288
                                                                -------
                                                                  2,256
Business Services - 4.4%
 Comdisco, Inc. . . . . . . . . . . . . . .     76,100            2,835
 Dun & Bradstreet Corp. . . . . . . . . . .     41,600            1,227
                                                                -------
                                                                  4,062
Chemicals - 4.7%
 Engelhard Corp.  . . . . . . . . . . . . .     56,400            1,065
 Praxair, Inc.  . . . . . . . . . . . . . .     36,800            1,851
 W.R. Grace & Co. . . . . . . . . . . . . .    104,200            1,446
                                                                -------
                                                                  4,362
Computer Software and Services - 9.0%
 Cabletron Systems, Inc. *  . . . . . . . .     39,900            1,037
 Cadence Design Systems, Inc. * . . . . . .     88,900            2,134
 Ceridian Corp. * . . . . . . . . . . . . .     92,400            1,992
 GetThere.com, Inc. * . . . . . . . . . . .     12,000              483
 Parametric Technology Corp. *  . . . . . .     77,800            2,106
 PSINet, Inc. * . . . . . . . . . . . . . .      9,100              562
                                                                -------
                                                                  8,314
Containers - 1.9%
 Sealed Air Corp. * . . . . . . . . . . . .      8,800              456
 Smurfit-Stone Container Corp. *  . . . . .     53,100            1,301
                                                                -------
                                                                  1,757
Diversified Operations - 0.8%
 Eaton Corp.  . . . . . . . . . . . . . . .     10,600              770

Electric Power - 2.2%
 Cinergy Corp.  . . . . . . . . . . . . . .     24,800              598
 Niagara Mohawk Holdings, Inc.  . . . . . .    100,600            1,402
                                                                -------
                                                                  2,000
Electrical Equipment - 2.7%
 UCAR International, Inc. * . . . . . . . .     75,900            1,352
 Unicom Corp. . . . . . . . . . . . . . . .     35,100            1,176
                                                                -------
                                                                  2,528
Electronic Products and Services - 1.9%
 National Semiconductor Corp. * . . . . . .     28,900            1,237
 Waters Corp. * . . . . . . . . . . . . . .      9,300              493
                                                                -------
                                                                  1,730
Energy - Alternative Source - 1.7%
 Dynegy, Inc. . . . . . . . . . . . . . . .     65,000            1,580

Financial Services - 1.7%
 Finova Group, Inc. . . . . . . . . . . . .     44,900            1,594

Health Care Products - 3.2%
 Becton, Dickinson & Co.  . . . . . . . . .     43,900            1,174
 Genzyme Corp. (General Division) * . . . .     39,000            1,755
                                                                -------
                                                                  2,929
Health Care Services - 1.9%
 Wellpoint Health Networks, Inc. *  . . . .     26,500            1,747

Household Appliances / Furnishings - 2.0%
 Maytag Corp. . . . . . . . . . . . . . . .     37,600            1,805

Insurance - 3.8%
 Ambac Financial Group, Inc.  . . . . . . .     24,000            1,252
 Aon Corp.  . . . . . . . . . . . . . . . .     28,300            1,132
 XL Capital, Ltd. - Cl. A . . . . . . . . .     22,200            1,152
                                                                -------
                                                                  3,536
Leisure and Recreation - 0.9%
 Starwood Hotels & Resorts Worldwide, Inc.      37,100              872

Machinery - 3.3%
 SPX Corp.  . . . . . . . . . . . . . . . .     24,200            1,956
 W.W. Grainger, Inc.  . . . . . . . . . . .     23,200            1,109
                                                                -------
                                                                  3,065
Media - Publishing - 1.7%
 AT&T Corp. - Liberty Media Group - Cl. A *     27,200            1,544

Media - TV / Radio - 4.2%
 A.H. Belo Corp.  . . . . . . . . . . . . .     90,400            1,723
 E.W. Scripps Co. - Cl. A . . . . . . . . .     21,000              941
 The News Corp., Ltd. - ADR . . . . . . . .     35,300            1,181
                                                                -------
                                                                  3,845
Metal Product and Fabrication - 1.3%
 Reynolds Metals Co.  . . . . . . . . . . .     15,900            1,218

Metals and Mining - 0.3%
 Phelps Dodge Corp. . . . . . . . . . . . .      3,900              262

Natural Gas Distribution - 1.2%
 Williams Cos., Inc.  . . . . . . . . . . .     36,500            1,116

Oil - 1.0%
 Tosco Corp.  . . . . . . . . . . . . . . .     33,300              905

Oil and Natural Gas Exploration and
Production - 9.2%
 Anadarko Petroleum Corp. . . . . . . . . .     36,400            1,242
 Apache Corp. . . . . . . . . . . . . . . .     36,000            1,330
 Coastal Corp.  . . . . . . . . . . . . . .     42,400            1,503
 Kinder Morgan, Inc.  . . . . . . . . . . .     33,600              678
 Noble Drilling Corp. * . . . . . . . . . .     28,500              933
 Transocean Sedco Forex, Inc. . . . . . . .     41,300            1,391
 USX-Marathon Group . . . . . . . . . . . .     57,900            1,430
                                                                -------
                                                                  8,507

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED
Paper and Forest Products - 3.1%
 Bowater, Inc.  . . . . . . . . . . . . . .     29,000          $ 1,575
 Fort James Corp. . . . . . . . . . . . . .     46,900            1,284
                                                                -------
                                                                  2,859
Personal and Commercial Lending - 2.9%
 Countrywide Credit Industries, Inc.  . . .     60,700            1,533
 SLM Holding Corp.  . . . . . . . . . . . .     26,200            1,107
                                                                -------
                                                                  2,640
Real Estate Operations - 1.6%
 IndyMac Mortgage Holdings, Inc.  . . . . .    114,000            1,454
Retail - Department Stores - 3.2%
 Consolidated Stores Corp. *  . . . . . . .     91,400            1,485
 Harcourt General, Inc. . . . . . . . . . .     35,600            1,433
                                                                -------
                                                                  2,918
Steel - 1.5%
 AK Steel Holding Corp. . . . . . . . . . .     73,700            1,391
Telecommunication Equipment - 2.1%
 American Tower Corp. - Cl. A . . . . . . .     58,800            1,797
 ANTEC Corp.  . . . . . . . . . . . . . . .      2,500               91
                                                                -------
                                                                  1,888
Telecommunication Services - 4.8%
 EchoStar Communications Corp. - Cl. A *  .     12,100            1,180
 Global Crossing, Ltd.  . . . . . . . . . .     36,300            1,815
 Winstar Communications, Inc. * . . . . . .     19,000            1,429
                                                                -------
                                                                  4,424
Telephone - 0.5%
 Metromedia Fiber Network, Inc. - Cl. A * .     10,200              489

Transportation Services - 3.1%
 Continental Airlines, Inc. - Cl. B * . . .     32,700            1,451
 Kansas City Southern Industries, Inc.  . .     19,100            1,425
                                                                -------
                                                                  2,876
                                                                -------
                         TOTAL COMMON STOCK-      97.5%          89,862
                                                  Par
                                                  Value
                                                 (000's)
SHORT-TERM INVESTMENTS - 3.8%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . .   $  3,503            3,503
                          TOTAL INVESTMENTS-     101.3%          93,365
        Payables, less cash and receivables-      (1.3)%         (1,215)
                                              --------          -------
                                 NET ASSETS-     100.0%         $92,150
                                              ========          =======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO


                                                                Market
              Name of Issuer                   Shares            Value
                                                                (000's)
COMMON STOCK

Automobile - 2.2%
 United Rentals, Inc. *  . . . . . . . . .    235,700          $  4,036

Banks - 5.8%
 Mercantile Bankshares Corp. . . . . . . .     90,000             2,874
 National Commerce Bancorporation  . . . .    111,800             2,536
 Westamerica Bancorporation  . . . . . . .     65,000             1,816
 Wilmington Trust Trust Corp.  . . . . . .     70,000             3,378
                                                               --------
                                                                 10,604
Brokerage and Investment Management - 0.6%
 Investment Technology Group, Inc. . . . .     38,400             1,104

Business Services - 2.3%
 American Management Systems, Inc. * . . .    133,300             4,182

Chemicals - 3.9%
 MacDermid, Inc. . . . . . . . . . . . . .     71,000             2,916
 Minerals Technologies, Inc. . . . . . . .    102,000             4,086
                                                               --------
                                                                  7,002
Commercial Services - 6.4%
 ACNielson Corp. * . . . . . . . . . . . .     71,500             1,761
 DeVry, Inc. * . . . . . . . . . . . . . .    106,000             1,974
 G & K Services, Inc. - Cl. A  . . . . . .    127,200             4,118
 NCO Group, Inc. * . . . . . . . . . . . .     15,300               461
 NOVA Corp. - Georgia *  . . . . . . . . .     72,900             2,301
 Tetra Tech, Inc. *  . . . . . . . . . . .     62,900               967
                                                               --------
                                                                 11,582
Computer Equipment - 1.6%
 The BISYS Group, Inc. * . . . . . . . . .     44,900             2,930

Computer Software and Services - 24.4%
 Acxiom Corp. *  . . . . . . . . . . . . .    160,000             3,840
 Affiliated Computer Services, Inc. -
  Cl. A *. . . . . . . . . . . . . . . . .     34,200             1,573
 Cognos, Inc. *  . . . . . . . . . . . . .     20,000               923
 DST Systems, Inc. * . . . . . . . . . . .     82,400             6,288
 Fiserv, Inc.  . . . . . . . . . . . . . .     83,800             3,211
 Macromedia, Inc. *  . . . . . . . . . . .     19,400             1,419
 National Instruments Corp. *  . . . . . .     33,000             1,262
 Policy Management Systems Corp. * . . . .     67,700             1,731
 Shared Medical Systems Corp.  . . . . . .    118,300             6,026
 Sterling Software, Inc. * . . . . . . . .    244,100             7,689
 SunGard Data Systems, Inc.  . . . . . . .     96,400             2,289
 Synopsys, Inc. *  . . . . . . . . . . . .     69,600             4,646
 Systems & Computer Technology Corp. * . .    177,000             2,876
 Verity, Inc. *  . . . . . . . . . . . . .     15,000               638
                                                               --------
                                                                 44,411
Consumer - Miscellaneous - 3.5%
 Catalina Marketing Corp. *  . . . . . . .     55,000             6,366

Containers - 1.3%
 Bemis Co., Inc. . . . . . . . . . . . . .     67,000             2,337

Cosmetics and Personal Care Products - 0.5%
 AptarGroup, Inc.  . . . . . . . . . . . .     39,200               985

Electric Power - 2.5%
 Montana Power Co. . . . . . . . . . . . .    125,300             4,519

Electrical Equipment - 1.9%
 Littelfuse, Inc. *  . . . . . . . . . . .    142,100             3,448

Electronic Products and Services - 7.6%
 C-Cube Microsystems, Inc. * . . . . . . .     37,400             2,328
 Dallas Semiconductor Corp.  . . . . . . .     81,300             5,239
 Sterling Commerce, Inc. * . . . . . . . .     80,300             2,735
 Waters Corp. *  . . . . . . . . . . . . .     54,500             2,889
 Xilinx, Inc. *  . . . . . . . . . . . . .     15,800               718
                                                               --------
                                                                 13,909
Food, Beverage and Tobacco - 2.8%
 Beringer Wine Estates Holdings *  . . . .    126,800             5,056

Health Care Products - 4.8%
 ALZA Corp. *  . . . . . . . . . . . . . .     45,000             1,558
 Biomet, Inc.  . . . . . . . . . . . . . .     62,500             2,500
 Genzyme Corp. (General Division) *  . . .     91,200             4,104
 Haemonetics Corp. * . . . . . . . . . . .     20,800               495
                                                               --------
                                                                  8,657
Health Care Services - 1.7%
 Covance, Inc. * . . . . . . . . . . . . .    293,500             3,173

Household Appliances / Furnishings - 4.2%
 Ethan Allen Interiors, Inc. . . . . . . .     89,500             2,870
 Herman Miller, Inc. . . . . . . . . . . .    157,400             3,620
 Leggett & Platt, Inc. . . . . . . . . . .     50,000             1,072
                                                               --------
                                                                  7,562
Insurance - 2.3%
 Reinsurance Group of America  . . . . . .    153,740             4,266

Leisure and Recreation - 2.2%
 Speedway Motorsports, Inc. *  . . . . . .    140,900             3,919

Media - TV / Radio - 0.6%
 Univision Communications, Inc. - Cl. A *      10,500             1,073

Oil - Equipment and Services - 1.0%
 Hanover Compressor Co. *  . . . . . . . .     46,200             1,744

Pollution Control - 1.8%
 Donaldson Co., Inc. . . . . . . . . . . .     33,200               799
 Ionics, Inc. *  . . . . . . . . . . . . .     88,900             2,500
                                                               --------
                                                                  3,299
Retail - Department Stores - 3.4%
 Bed Bath & Beyond, Inc. * . . . . . . . .    100,000             3,475
 Family Dollar Stores, Inc.  . . . . . . .    165,500             2,700
                                                               --------
                                                                  6,175
Retail - Food - 2.0%
 Whole Foods Market, Inc. *  . . . . . . .     80,100             3,715

Telecommunication Equipment - 2.1%
 Symbol Technologies, Inc. . . . . . . . .     59,000             3,750

Transportation Services - 2.2%
 Air Express International Corp. . . . . .     54,100             1,748



JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO


                                                                Market
              Name of Issuer                   Shares            Value
                                                                (000's)
COMMON STOCK - CONTINUED

Transportation Services - Continued
 C.H. Robinson Worldwide, Inc. . . . . . .     58,400          $  2,322
                                                               --------
                                                                  4,070
                                                               --------
                        TOTAL COMMON STOCK-      95.6%          173,874
                                                 Par
                                                Value
                                               (000's)
SHORT-TERM INVESTMENTS - 5.1%

 Investment in joint trading account
  (Note B)
  5.242% due 01/03/00  . . . . . . . . . .   $   9,219            9,219
                                             ---------         --------
                         TOTAL INVESTMENTS-     100.7%          183,093
       Payables, less cash and receivables-     (0.7%)          (1,162)
                                             ---------         --------
                                NET ASSETS-     100.0%         $181,931
                                             =========         ========



* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.6%
 Raytheon Co. - Notes
 6.75% due 08/15/07  . . . . . . . . . . . . .   $  200        $   186
 United Technologies Corp. - Debs.
 8.875% due 11/15/19 . . . . . . . . . . . . .       50             56
                                                               -------
                                                                   242
Auto and Truck Parts - 0.2%
 Dana Corp. - Notes
 7.0% due 03/15/28 . . . . . . . . . . . . . .       75             66

Automobile - 0.5%
 DaimlerChrysler NA Holding Co.
 6.9% due 09/01/04 . . . . . . . . . . . . . .      150            149
 Delphi Automotive Systems Corp. - Debs.
 7.125% due 05/01/29 . . . . . . . . . . . . .       50             44
                                                               -------
                                                                   193
Banks - 4.2%
 African Development Bank - Sub. Notes
 6.875% due 10/15/15 . . . . . . . . . . . . .       35             33
 Bank One Corp. - Sr. Notes
 5.625% due 02/17/04 . . . . . . . . . . . . .      150            141
 BankAmerica Corp. - Sub. Notes
 6.5% due 03/15/06 . . . . . . . . . . . . . .      150            144
 Chase Manhattan Corp. - Sub. Notes
 7.125% due 02/01/07 . . . . . . . . . . . . .      225            220
 First Union Corp. - Sub. Notes
 8.125% due 06/24/02 . . . . . . . . . . . . .      230            235
 Fleet Financial Group - Sub. Debs.
 6.7% due 07/15/28 . . . . . . . . . . . . . .       75             65
 Golden West Financial Corp. - Sub. Notes
 6.7% due 07/01/02 . . . . . . . . . . . . . .      150            148
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11 . . . . . . . . . . . . . .      200            220
 Korea Development Bank - Bonds
 7.375% due 09/17/04 . . . . . . . . . . . . .      120            118
 National City Bank of Pennsylvania - Sub.
  Notes 7.25% due 10/21/11  . . . . . . . . ..       50             48
 Royal Bank of Scotland plc - Sub. Notes
 6.4% due 04/01/09 . . . . . . . . . . . . . .       50             46
 Wachovia Corp. - Sub. Notes
 5.625% due 12/15/08 . . . . . . . . . . . . .       75             65
 Wells Fargo & Co. - Sub. Notes
 6.875% due 04/01/06 . . . . . . . . . . . . .      150            145
                                                               -------
                                                                 1,628
Brokerage and Investment Management - 1.1%
 Lehman Brothers Holdings, Inc. - Notes
 8.5% due 05/01/07 . . . . . . . . . . . . . .      100            103
 Merrill Lynch & Co., Inc. - Notes
 8.0% due 06/01/07 . . . . . . . . . . . . . .      200            204
 Morgan Stanley, Dean Witter, Discover & Co.
 6.875% due 03/01/07 . . . . . . . . . . . . .      100             96
                                                               -------
                                                                   403
Business Services - 0.4%
 Comdisco, Inc. - Notes
 6.125% due 01/15/03 . . . . . . . . . . . . .      150            144

Chemicals - 1.1%
 ICI Wilmington, Inc. - Debs.
 8.75% due 05/01/01  . . . . . . . . . . . . .      300            306
 Morton International, Inc. - Debs.
 9.25% due 06/01/20  . . . . . . . . . . . . .       40             44
 Rohm & Haas Co. - Notes
 7.4% due 07/15/09 . . . . . . . . . . . . . .       80             79
                                                               -------
                                                                   429
Computer Equipment - 0.2%
 International Business Machines Corp. - Debs.
 7.0% due 10/30/25 . . . . . . . . . . . . . .      100             94

Consumer - Miscellaneous - 0.3%
 Fortune Brands, Inc. - Debs.
 7.875% due 01/15/23 . . . . . . . . . . . . .      100             99

Diversified Operations - 1.0%
 Diageo Capital plc
 6.125% due 08/15/05 . . . . . . . . . . . . .      200            189
 John Deere Capital Corp. - Notes
 6.0% due 02/15/09 . . . . . . . . . . . . . .       60             53
 Seagram , Ltd.
 8.35% due 01/15/22  . . . . . . . . . . . . .       50             51
 Tyco International Group SA
 6.375% due 06/15/05 . . . . . . . . . . . . .       80             75
                                                               -------
                                                                   368
Electric Power - 1.7%
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28  . . . . . . . . . . . . .       60             62
 Duke Energy Co. - 1st Ref. Mtg.
 6.75% due 08/01/25  . . . . . . . . . . . . .      100             85
 Enersis SA - Notes
 6.9% due 12/01/06 . . . . . . . . . . . . . .       30             27
 Florida Power & Light Co.
 7.75% due 02/01/23  . . . . . . . . . . . . .       50             47
 Ontario Hydro - Local Govt. Gtd.
 6.1% due 01/30/08 . . . . . . . . . . . . . .      100             93
 Philadelphia Electric Co. - 1st Ref. Mtg.
 7.125% due 09/01/02 . . . . . . . . . . . . .      100            100
 Tennessee Valley Authority
 6.75% due 11/01/25  . . . . . . . . . . . . .      100             93
 Virginia Electric Power Co. - 1st Mtge.
 7.625% due 07/01/07 . . . . . . . . . . . . .      150            150
                                                               -------
                                                                   657
Financial Services - 3.8%
 Ameritech Capital Funding Corp.
 6.875% due 10/15/27 . . . . . . . . . . . . .       60             54
 CIT Group, Inc. - Notes
 7.25% due 08/15/05  . . . . . . . . . . . . .      100             99
 Citicorp Capital II
 8.015% due 02/15/27 . . . . . . . . . . . . .      100             94

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Financial Services - Continued
 Finova Capital Corp. - Notes
 7.25% due 11/08/04  . . . . . . . . . . . . .   $  225        $   223
 Ford Capital B.V. - Debs.
 9.5% due 06/01/10 . . . . . . . . . . . . . .      150            167
 General Electric Capital Corp. - Debs.
 8.75% due 05/21/07  . . . . . . . . . . . . .      150            161
 KFW International Finance - Debs.
 9.125% due 05/15/01 . . . . . . . . . . . . .      300            310
 Morgan Stanley, Dean Witter, Discover & Co. -
  Notes
 6.875% due 03/01/03 . . . . . . . . . . . . .      200            197
 Sumitomo Bank International Finance NV - Notes
 8.5% due 06/15/09 . . . . . . . . . . . . . .      100            102
 Washington Mutual Capital I
 8.375% due 06/01/27 . . . . . . . . . . . . .       60             57
                                                               -------
                                                                 1,464
Food, Beverage and Tobacco - 0.9%
 Coca-Cola Enterprises, Inc. - Debs.
 8.5% due 02/01/22 . . . . . . . . . . . . . .      100            106
 Conagra, Inc. - Debs.
 9.75% due 03/01/21  . . . . . . . . . . . . .       75             87
 Food Lion, Inc. - Notes
 8.05% due 04/15/27  . . . . . . . . . . . . .       50             46
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03  . . . . . . . . . . . . .      100            101
                                                               -------
                                                                   340
Foreign Governmental - 2.5%
 Government of New Zealand - Debs.
 8.75% due 12/15/06  . . . . . . . . . . . . .      120            131
 Hydro-Quebec
 8.4% due 01/15/22 . . . . . . . . . . . . . .      100            106
 Kingdom of Sweden - Debs.
 12.0% due 02/01/10  . . . . . . . . . . . . .       75            101
 Malaysia - Bonds
 8.75% due 06/01/09  . . . . . . . . . . . . .       50             52
 Province of Manitoba - Debs.
 6.875% due 09/15/02 . . . . . . . . . . . . .      200            199
 Province of Newfoundland - Debs.
 9.0% due 10/15/21 . . . . . . . . . . . . . .       60             67
 Province of Ontario
 8.0% due 10/17/01 . . . . . . . . . . . . . .      200            204
 Republic of Korea - Unsub.
 8.75% due 04/15/03  . . . . . . . . . . . . .       85             88
                                                               -------
                                                                   948
Insurance - 0.7%
 Aetna Services, Inc.
 7.625% due 08/15/26 . . . . . . . . . . . . .      100             89
 Hartford Life, Inc. Debs.
 7.65% due 06/15/27  . . . . . . . . . . . . .       50             48
 Torchmark, Inc. - Debs.
 8.25% due 08/15/09  . . . . . . . . . . . . .      100            100
 Travelers Property Casualty Corp. - Sr. Notes
 7.75% due 04/15/26  . . . . . . . . . . . . .       50             49
                                                               -------
                                                                   286
Machinery - 0.5%
 Reliance Electric Co. - Notes
 6.8% due 04/15/03 . . . . . . . . . . . . . .      200            199

Media - TV / Radio - 1.2%
 News America Holdings, Inc. - Debs.
 7.7% due 10/30/25 . . . . . . . . . . . . . .      100             93
 TCI Communciations, Inc. - Sr. Notes
 7.125% due 02/15/28 . . . . . . . . . . . . .       70             64
 The Walt Disney Co. - Sr. Notes
 6.75% due 03/30/06  . . . . . . . . . . . . .      200            196
 Time Warner Entertainment, Inc. - Sr. Notes
 8.375% due 07/15/33 . . . . . . . . . . . . .      100            104
                                                               -------
                                                                   457
Metals and Mining - 0.5%
 Noranda, Inc. - Debs.
 7.0% due 07/15/05 . . . . . . . . . . . . . .      200            189

Natural Gas Distribution - 0.5%
 Enron Corp. - Notes
 6.75% due 09/15/04  . . . . . . . . . . . . .      100             97
 Tennessee Gas Pipeline - Bonds
 7.5% due 04/01/17 . . . . . . . . . . . . . .      100             94
                                                               -------
                                                                   191
Oil - 0.8%
 Atlantic Richfield Co. (ARCO) - Notes
 5.55% due 04/15/03  . . . . . . . . . . . . .       75             72
 Conoco, Inc. - Sr. Notes
 6.95% due 04/15/29  . . . . . . . . . . . . .       90             81
 Occidental Petroleum Corp. - Debs.
 7.2% due 04/01/28 . . . . . . . . . . . . . .       40             36
 Tosco Corp. - Notes
 7.625% due 05/15/06 . . . . . . . . . . . . .      115            112
                                                               -------
                                                                   301
Oil - Equipment and Services - 0.2%
 Petroleum-Geo Services ASA - Sr. Notes
 6.625% due 03/30/08 . . . . . . . . . . . . .      100             92

Oil and Natural Gas Exploration and Production - 0.4%
 Phillips Petroleum Co. - Debs.
 6.65% due 07/15/18  . . . . . . . . . . . . .       50             45
 Saga Petroleum ASA - Debs.
 7.25% due 09/23/27  . . . . . . . . . . . . .       75             68
 Union Oil Co. of California
 7.5% due 02/15/29 . . . . . . . . . . . . . .       60             56
                                                               -------
                                                                   169
Paper and Forest Products - 0.5%
 Bowater, Inc. - Debs.
 9.0% due 08/01/09 . . . . . . . . . . . . . .      100            106

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Paper and Forest Products - Continued
 Champion International Corp. - Debs.
 7.35% due 11/01/25  . . . . . . . . . . . . .   $   50        $    45
 Westvaco Corp. - Notes
 7.1% due 11/15/09 . . . . . . . . . . . . . .       35             34
                                                               -------
                                                                   185
Personal and Commercial Lending - 2.2%
 Aristar, Inc. - Sr. Notes
 6.5% due 11/15/03 . . . . . . . . . . . . . .      200            194
 CitiFinacial Credit Co. - Notes
 5.9% due 09/01/03 . . . . . . . . . . . . . .      150            144
 General Motors Acceptance Corp. - Notes
 9.625% due 12/15/01 . . . . . . . . . . . . .      350            366
 Household Finance Corp. - Notes
 6.5% due 11/15/08 . . . . . . . . . . . . . .      100             92
 Toyota Motor Credit Corp. - Notes
 5.5% due 12/15/08 . . . . . . . . . . . . . .       60             52
                                                               -------
                                                                   848
Real Estate Investment Trust - 0.1%
 Spieker Properties, Inc. - Debs.
 7.5% due 10/01/27 . . . . . . . . . . . . . .       40             35

Retail - Department Stores - 0.5%
 Dayton Hudson Corp. - Debs.
 6.75% due 01/01/28  . . . . . . . . . . . . .       25             22
 Gap, Inc. - Notes
 6.9% due 09/15/07 . . . . . . . . . . . . . .      100             97
 Wal-Mart Stores, Inc. - Debs.
 6.75% due 10/15/23  . . . . . . . . . . . . .      100             90
                                                               -------
                                                                   209
Retail - Food - 0.3%
 Albertson's, Inc. - Notes
 6.625% due 06/01/28 . . . . . . . . . . . . .       50             43
 McDonald's Corp. - Sub. Debs.
 7.31% due 09/15/27  . . . . . . . . . . . . .       60             56
                                                               -------
                                                                    99
Telecommunication Equipment - 0.4%
 Lucent Technologies, Inc. - Debs.
 6.5% due 01/15/28 . . . . . . . . . . . . . .       50             44
 Lucent Technologies, Inc. - Notes
 7.25% due 07/15/06  . . . . . . . . . . . . .      100            100
                                                               -------
                                                                   144
Telecommunication Services - 0.8%
 Bell Canada
 7.75% due 04/01/06  . . . . . . . . . . . . .      125            127
 BellSouth Telecommunications, Inc. - Debs.
 7.0% due 10/01/25 . . . . . . . . . . . . . .      100             91
 Cable & Wireless Communication - Notes
 6.75% due 03/06/08  . . . . . . . . . . . . .       75             75
                                                               -------
                                                                   293
Telephone - 2.3%
 ALLTEL Corp. - Sr. Notes
 7.6% due 04/01/09 . . . . . . . . . . . . . .      100            100
 AT&T Corp. - Notes
 6.0% due 03/15/09 . . . . . . . . . . . . . .      200            182
 6.5% due 03/15/29 . . . . . . . . . . . . . .       60             52
 Comcast Cable Communications - Notes
 8.875% due 05/01/17 . . . . . . . . . . . . .       75             82
 MCI Worldcom, Inc. - Sr. Notes
 6.4% due 08/15/05 . . . . . . . . . . . . . .      200            192
 New York Telephone Co. - Debs.
 7.25% due 02/15/24  . . . . . . . . . . . . .      100             89
 SBC Communications Capital Corp. - Debs.
 5.875% due 06/01/03 . . . . . . . . . . . . .      100             97
 South Carolina Electric & Gas - 1st Mtge.
 7.5% due 06/15/23 . . . . . . . . . . . . . .      100             91
                                                               -------
                                                                   885
Transportation Services - 1.3%
 American Airlines, Inc. - Pass Through
  Certificates
 7.024% due 10/15/09 . . . . . . . . . . . . .       60             58
 CSX Corp. - Debs.
 7.45% due 05/01/07  . . . . . . . . . . . . .      125            123
 Delta Air Lines, Inc. - Debs.
 10.375% due 12/15/22  . . . . . . . . . . . .      100            117
 Laidlaw, Inc. - Debs.
 8.75% due 04/15/25  . . . . . . . . . . . . .      100             93
 Norfolk Southern Corp. - Notes
 7.35% due 05/15/07  . . . . . . . . . . . . .      125            122
                                                               -------
                                                                   513
U.S. Government Agencies - 13.6%
 Federal Home Loan Bank
 5.58% due 08/17/01  . . . . . . . . . . . . .      300            296
 Federal Home Loan Mortgage Corp.
 5.75% due 07/15/03  . . . . . . . . . . . . .      800            775
 5.75% due 04/15/08  . . . . . . . . . . . . .      100             92
 6.3% due 06/01/04 . . . . . . . . . . . . . .      300            292
 7.1% due 04/10/07 . . . . . . . . . . . . . .    1,500          1,501
 Federal National Mortgage Assoc.
 4.75% due 11/14/03  . . . . . . . . . . . . .      175            162
 5.125% due 02/13/04 . . . . . . . . . . . . .      230            216
 5.375% due 03/15/02 . . . . . . . . . . . . .      450            439
 5.625% due 05/14/04 . . . . . . . . . . . . .      450            430
 5.875% due 04/23/04 . . . . . . . . . . . . .      300            287
 6.0% due 05/15/08 . . . . . . . . . . . . . .       40             37
 6.16% due 08/07/28  . . . . . . . . . . . . .      125            109
 6.19% due 02/19/09  . . . . . . . . . . . . .      120            110
 6.25% due 05/15/29  . . . . . . . . . . . . .      140            125
 6.5% due 04/29/09 . . . . . . . . . . . . . .      200            187
 Financing Corp. - Bonds
 8.6% due 09/26/19 . . . . . . . . . . . . . .      150            171
                                                               -------
                                                                 5,229

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

U.S. Governmental - 51.8%
 U.S. Treasury - Bonds
 6.5% due 11/15/26 . . . . . . . . . . . . . .   $   25        $    24
 6.75% due 08/15/26  . . . . . . . . . . . . .      275            276
 7.625% due 11/15/22 . . . . . . . . . . . . .    1,340          1,470
 8.125% due 08/15/21 . . . . . . . . . . . . .      395            453
 8.75% due 05/15/17  . . . . . . . . . . . . .    1,100          1,314
 8.75% due 08/15/20  . . . . . . . . . . . . .    1,100          1,333
 9.25% due 02/15/16  . . . . . . . . . . . . .      300            370
 11.125% due 08/15/03  . . . . . . . . . . . .    2,000          2,293
 11.25% due 02/15/15 . . . . . . . . . . . . .      260            368
 11.75% due 02/15/10 . . . . . . . . . . . . .      250            304
 11.75% due 11/15/14 . . . . . . . . . . . . .      215            291
 U.S. Treasury - Notes
 6.5% due 05/31/02 . . . . . . . . . . . . . .    1,600          1,608
 6.875% due 05/15/06 . . . . . . . . . . . . .    1,525          1,552
 7.5% due 11/15/01 . . . . . . . . . . . . . .      800            817
 7.5% due 05/15/02 . . . . . . . . . . . . . .      450            462
 4.75% due 02/15/04  . . . . . . . . . . . . .      650            613
 4.75% due 11/15/08  . . . . . . . . . . . . .      860            759
 5.625% due 05/15/08 . . . . . . . . . . . . .      875            823
 6.125% due 07/31/00 . . . . . . . . . . . . .    1,250          1,252
 6.125% due 08/15/07 . . . . . . . . . . . . .      200            195
 6.375% due 03/31/01 . . . . . . . . . . . . .      500            501
 6.375% due 08/15/02 . . . . . . . . . . . . .      960            962
 7.875% due 11/15/04 . . . . . . . . . . . . .      720            761
 8.0% due 05/15/01 . . . . . . . . . . . . . .    1,100          1,125
                                                               -------
                                                                19,926
                                                               -------
                   TOTAL PUBLICLY-TRADED BONDS-    97.1%        37,325

SHORT-TERM INVESTMENTS - 2.6%

 Investment in joint trading account (Note B)
 5.242% due 01/03/00 . . . . . . . . . . . . .       985           985
                                                 -------       -------
                             TOTAL INVESTMENTS-    99.7%        38,310
           Cash and Receivables, less payables-     0.3%           126
                                                 -------       -------
                                    NET ASSETS-   100.0%       $38,436
                                                 =======       =======



See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH PORTFOLIO

                                                                 Market
                Name of Issuer                    Shares          Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 3.3%
 Honeywell International, Inc.  . . . . . . .     3,375          $   195
 United Technologies Corp.  . . . . . . . . .     4,700              305
                                                                 -------
                                                                     500
Banks - 0.6%
 Bank of America Corp.  . . . . . . . . . . .     1,700               85

Brokerage and Investment Management - 4.6%
 Goldman Sachs Group, Inc.  . . . . . . . . .       700               66
 Merrill Lynch & Co., Inc.  . . . . . . . . .     1,400              117
 Morgan Stanley, Dean Witter, Discover & Co.      3,600              514
                                                                 -------
                                                                     697
Computer Equipment - 9.2%
 Dell Computer Corp. *  . . . . . . . . . . .    15,500              790
 Intel Corp.  . . . . . . . . . . . . . . . .     7,300              601
                                                                 -------
                                                                   1,391
Computer Software and Services - 10.5%
 America Online, Inc. * . . . . . . . . . . .     3,600              272
 EMC Corp. *  . . . . . . . . . . . . . . . .     2,500              273
 IMS Health, Inc. . . . . . . . . . . . . . .     3,300               90
 Microsoft Corp.  . . . . . . . . . . . . . .     5,400              630
 Oracle Corp. * . . . . . . . . . . . . . . .     1,300              146
 Sun Microsystems, Inc. * . . . . . . . . . .       600               46
 Yahoo!, Inc. * . . . . . . . . . . . . . . .       300              130
                                                                 -------
                                                                   1,587
Cosmetics and Personal Care Products - 1.0%
 Colgate-Palmolive Co.  . . . . . . . . . . .     2,300              150

Diversified Operations - 6.7%
 Costco Wholesale Corp. * . . . . . . . . . .     2,900              264
 General Electric Co. . . . . . . . . . . . .     1,200              186
 Tyco International, Ltd. . . . . . . . . . .    14,300              556
                                                                 -------
                                                                   1,006
Electronic Products and Services - 6.7%
 Applied Materials, Inc. *  . . . . . . . . .     1,900              241
 Cisco Systems, Inc. *  . . . . . . . . . . .     5,850              626
 Solectron Corp. *  . . . . . . . . . . . . .     1,500              143
                                                                 -------
                                                                   1,010
Financial Services - 5.7%
 Associates First Capital Corp. - Cl. A * . .    15,700              431
 Citigroup, Inc.  . . . . . . . . . . . . . .     7,600              422
                                                                 -------
                                                                     853
Health Care Products - 9.7%
 Bristol-Myers Squibb Co. . . . . . . . . . .     5,000              321
 Medtronic, Inc.  . . . . . . . . . . . . . .     4,600              168
 Pfizer, Inc. . . . . . . . . . . . . . . . .     6,100              198
 Schering-Plough Corp.  . . . . . . . . . . .     9,800              413
 Warner-Lambert Co. . . . . . . . . . . . . .     4,400              360
                                                                 -------
                                                                   1,460
Insurance - 1.5%
 American International Group, Inc. . . . . .     2,100              227

Media - Publishing - 3.8%
 AT&T Corp. - Liberty Media Group - Cl. A * .     9,300              528
 Gannett Co., Inc.  . . . . . . . . . . . . .       500               41
                                                                 -------
                                                                     569
Media - TV / Radio - 2.9%
 AMFM, Inc. * . . . . . . . . . . . . . . . .     2,100              164
 The Walt Disney Co.  . . . . . . . . . . . .     2,400               70
 Time Warner, Inc.  . . . . . . . . . . . . .     2,800              203
                                                                 -------
                                                                     437
Personal and Commercial Lending - 2.3%
 MBNA Corp. . . . . . . . . . . . . . . . . .    12,900              352

Retail - Department Stores - 11.1%
 eBay, Inc. * . . . . . . . . . . . . . . . .       300               38
 Gap, Inc.  . . . . . . . . . . . . . . . . .     4,400              202
 Home Depot, Inc. . . . . . . . . . . . . . .     7,800              535
 Kohl's Corp. . . . . . . . . . . . . . . . .     4,200              303
 Lowe's Cos., Inc.  . . . . . . . . . . . . .     6,900              412
 Wal-Mart Stores, Inc.  . . . . . . . . . . .     2,600              180
                                                                 -------
                                                                   1,670
Retail - Drug Stores - 0.9%
 Walgreen Co. . . . . . . . . . . . . . . . .     4,400              129

Retail - Food - 0.7%
 The Kroger Co. * . . . . . . . . . . . . . .     5,600              106

Telecommunication Equipment - 6.4%
 Lucent Technologies, Inc.  . . . . . . . . .     2,300              172
 Nokia Oyj - ADR  . . . . . . . . . . . . . .     4,200              798
                                                                 -------
                                                                     970
Telecommunication Services - 4.7%
 Clear Channel Communications, Inc. * . . . .     1,200              107
 MediaOne Group, Inc. . . . . . . . . . . . .     6,500              499
 Vodafone AirTouch plc - ADR  . . . . . . . .     2,200              109
                                                                 -------
                                                                     715
Telephone - 2.8%
 Sprint Corp. . . . . . . . . . . . . . . . .     6,200              417

U.S. Government Agencies - 1.5%
 Federal Home Loan Mortgage Corp. . . . . . .     4,000              188
 Federal National Mortgage Assoc. . . . . . .       700               44
                                                                 -------
                                                                     232
                                                                 -------
                           TOTAL COMMON STOCK-     96.6%          14,563

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH PORTFOLIO

                                                   Par            Market
                Name of Issuer                    Value           Value
                                                 (000's)         (000's)
SHORT-TERM INVESTMENTS - 3.8%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . . .   $    568         $   568
                                                --------         -------
                            TOTAL INVESTMENTS-    100.4%          15,131
          Payables, less cash and receivables-    (0.4)%            (57)
                                                --------         -------
                                   NET ASSETS-    100.0%         $15,074
                                                ========         =======


* Non-income producing security.
ADR -American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK
Auto and Truck Parts - 1.6%
 Autoliv, Inc. . . . . . . . . . . . . . . . .      600        $   18
 Avis Rent A Car, Inc. * . . . . . . . . . . .      500            13
 Bandag, Inc.  . . . . . . . . . . . . . . . .      600            15
 Cooper Tire & Rubber Co.  . . . . . . . . . .    1,200            19
 Cummins Engine Company, Inc.  . . . . . . . .      400            19
 Federal-Mogul Corp. . . . . . . . . . . . . .      400             8
 Lear Corp. *  . . . . . . . . . . . . . . . .      400            13
 Superior Industries International, Inc. . . .      600            16
 Tower Automotive, Inc. *  . . . . . . . . . .      600             9
                                                               ------
                                                                  130
Automobile - 0.2%
 Group 1 Automotive, Inc. *  . . . . . . . . .      400             5
 Oshkosh Truck Corp. . . . . . . . . . . . . .      500            15
                                                               ------
                                                                   20
Banks - 5.5%
 Associated Banc-Corp. . . . . . . . . . . . .      600            21
 Astoria Financial Corp. . . . . . . . . . . .      400            12
 Banknorth Group, Inc. . . . . . . . . . . . .      600            16
 Bay View Capital Corp.  . . . . . . . . . . .      800            11
 Capitol Federal Financial . . . . . . . . . .    2,100            20
 CCB Financial Corp. . . . . . . . . . . . . .      600            26
 City National Corp. . . . . . . . . . . . . .      400            13
 Community Trust Bancorp, Inc. . . . . . . . .      300             6
 CORUS Bankshares, Inc.  . . . . . . . . . . .      400            10
 Dime Bancorp, Inc.  . . . . . . . . . . . . .    1,300            20
 F & M National Corp.  . . . . . . . . . . . .    1,000            28
 First Citizens BancShares, Inc. - Cl. A . . .      300            21
 First Security Corp.  . . . . . . . . . . . .      700            18
 First Sentinel Bancorp, Inc.  . . . . . . . .    1,500            12
 First United Bancshares, Inc. . . . . . . . .      600             8
 Golden State Bancorp, Inc. *  . . . . . . . .      300             5
 Hancock Holding Co. . . . . . . . . . . . . .      400            15
 Harbor Florida Bancshares, Inc. . . . . . . .      600             8
 Hibernia Corp. - Cl. A  . . . . . . . . . . .      600             6
 Independence Community Bank Corp. . . . . . .      500             6
 Investors Financial Services Corp.  . . . . .      200             9
 Mercantile Bankshares Corp. . . . . . . . . .      600            19
 National City Bancshares, Inc.  . . . . . . .       10
 Net.B@nk, Inc. *  . . . . . . . . . . . . . .      200             4
 North Fork Bancorporation, Inc. . . . . . . .      800            14
 OceanFirst Financial Corp.  . . . . . . . . .      800            14
 Omega Financial Corp. . . . . . . . . . . . .      500            15
 Roslyn Bancorp, Inc.  . . . . . . . . . . . .      400             7
 Silicon Valley Bancshares * . . . . . . . . .      400            20
 TeleBanc Financial Corp.  . . . . . . . . . .      600            16
 United Community Financial Corp.  . . . . . .      800             8
 Valley National Bancorp . . . . . . . . . . .    1,656            46
                                                               ------
                                                                  454
Brokerage and Investment Management - 1.1%
 A.G. Edwards, Inc.  . . . . . . . . . . . . .      700            23
 Affiliated Managers Group, Inc. * . . . . . .      600            24
 Jefferies Group, Inc. . . . . . . . . . . . .      700            15
 John Nuveen Co. - Cl. A . . . . . . . . . . .      400            14
 Waddell & Reed Financial, Inc. - Cl. A  . . .      500            14
                                                               ------
                                                                   90
Business Services - 1.7%
 Comdisco, Inc.  . . . . . . . . . . . . . . .      900            34
 Express Scripts, Inc. - Cl. A * . . . . . . .      200            13
 Harris Corp.  . . . . . . . . . . . . . . . .    1,000            27
 InaCom Corp.  . . . . . . . . . . . . . . . .      200             1
 Interim Services, Inc.  . . . . . . . . . . .      600            15
 Manpower, Inc.  . . . . . . . . . . . . . . .      500            19
 Robert Half International, Inc. . . . . . . .      600            17
 USWeb Corp. * . . . . . . . . . . . . . . . .      300            13
                                                               ------
                                                                  139
Chemicals - 1.7%
 Arch Chemicals, Inc.  . . . . . . . . . . . .      400             8
 CK Witco Corp.  . . . . . . . . . . . . . . .      600             8
 Cytec Industries, Inc. *  . . . . . . . . . .      500            12
 Georgia Gulf Corp.  . . . . . . . . . . . . .      500            15
 H.B. Fuller Co. . . . . . . . . . . . . . . .      400            22
 IMC Global, Inc.  . . . . . . . . . . . . . .      900            15
 International Specialty Products, Inc.  . . .      600             6
 Millennium Chemicals, Inc.  . . . . . . . . .      700            14
 Octel Corp. * . . . . . . . . . . . . . . . .      500             5
 Sigma-Aldrich Corp. . . . . . . . . . . . . .    1,200            36
                                                               ------
                                                                  141
Commercial Services - 3.7%
 ACNielson Corp. * . . . . . . . . . . . . . .      600            15
 Brady Corp. - Cl. A . . . . . . . . . . . . .      300            10
 Circle.com *  . . . . . . . . . . . . . . . .       75             1
 Data Broadcasting Corp. * . . . . . . . . . .      200             2
 Deluxe Corp.  . . . . . . . . . . . . . . . .      600            17
 F.Y.I., Inc. *  . . . . . . . . . . . . . . .      300            10
 Fair Issac & Co., Inc.  . . . . . . . . . . .      400            21
 Intraware, Inc. * . . . . . . . . . . . . . .      100             8
 Lamar Advertising Co. * . . . . . . . . . . .      400            24
 Lason, Inc. * . . . . . . . . . . . . . . . .      200             2
 Olsten Corp.  . . . . . . . . . . . . . . . .    1,100            12
 Paxar Corp. * . . . . . . . . . . . . . . . .      900             8
 Pittway Corp. - Cl. A . . . . . . . . . . . .      300            13
 Power One, Inc. * . . . . . . . . . . . . . .      300            14
 Quanta Services, Inc. * . . . . . . . . . . .      300             9
 Snyder Communications, Inc. * . . . . . . . .      900            17
 Standard Register Co. . . . . . . . . . . . .      300             6
 Steelcase, Inc. - Cl. A . . . . . . . . . . .    1,200            14
 Stericycle, Inc. *  . . . . . . . . . . . . .      500             9
 Sybase, Inc. *  . . . . . . . . . . . . . . .      800            14
 TMP Worldwide, Inc. * . . . . . . . . . . . .      100            14
 True North Communications . . . . . . . . . .      300            13
 Valassis Communications, Inc. * . . . . . . .      450            19
 Ventiv Health, Inc. * . . . . . . . . . . . .    1,500            14
 Veritas DGC, Inc. * . . . . . . . . . . . . .      500             7
 Wackenhut Corp. - Cl. A . . . . . . . . . . .      600             9
                                                               ------
                                                                  302

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Computer Equipment - 1.4%
 Diebold, Inc. . . . . . . . . . . . . . . . .      800        $   19
 Digital River, Inc. * . . . . . . . . . . . .      100             3
 In Focus Systems, Inc. *  . . . . . . . . . .      300             7
 NeoMagic Corp. *  . . . . . . . . . . . . . .      200             2
 Network Appliance, Inc. * . . . . . . . . . .      400            33
 Quantum Corp. - DLT & Storage * . . . . . . .      600             9
 SanDisk Corp. * . . . . . . . . . . . . . . .      100            10
 Tech Data Corp. * . . . . . . . . . . . . . .      400            11
 Wallace Computer Services, Inc. . . . . . . .      600            10
 Xircom, Inc. *  . . . . . . . . . . . . . . .      200            15
                                                               ------
                                                                  119
Computer Software and Services - 13.1%
 24/7 Media, Inc.  . . . . . . . . . . . . . .      100             6
 Actuate Software Corp.  . . . . . . . . . . .      200             9
 Advanced Digital Information Corp. *  . . . .      300            15
 Advent Software, Inc. * . . . . . . . . . . .      150            10
 Affiliated Computer Services, Inc. - Cl. A *       500            23
 Ancor Communications, Inc. *  . . . . . . . .      200            14
 Aspect Development, Inc. *  . . . . . . . . .      100             7
 Aspen Technologies, Inc. *  . . . . . . . . .      200             5
 Autodesk, Inc.  . . . . . . . . . . . . . . .      300            10
 AVT Corp. * . . . . . . . . . . . . . . . . .      200             9
 AXENT Technologies, Inc. *  . . . . . . . . .      100             2
 BEA Systems, Inc. . . . . . . . . . . . . . .      800            56
 Black Box Corp. * . . . . . . . . . . . . . .      200            13
 BroadVision, Inc. * . . . . . . . . . . . . .      200            34
 Cabletron Systems, Inc. * . . . . . . . . . .    1,000            26
 Cadence Design Systems, Inc. *  . . . . . . .      600            14
 CheckFree Holdings Corp. *  . . . . . . . . .      200            21
 CNET, Inc. *  . . . . . . . . . . . . . . . .      200            11
 Cognizant Technology Solutions Corp.  . . . .      200            22
 Concentric Network Corp. *  . . . . . . . . .      200             6
 Concord Communications, Inc. *  . . . . . . .      100             4
 Critical Path, Inc. * . . . . . . . . . . . .      100             9
 DoubleClick, Inc. * . . . . . . . . . . . . .      128            32
 DST Systems, Inc. * . . . . . . . . . . . . .      300            23
 EarthLink Network, Inc. * . . . . . . . . . .      100             4
 Exodus Communications, Inc. * . . . . . . . .      800            71
 FileNet Corp. * . . . . . . . . . . . . . . .      300             8
 go.com *  . . . . . . . . . . . . . . . . . .      230             5
 Go2Net, Inc. *  . . . . . . . . . . . . . . .      100             9
 Harbinger Corp. * . . . . . . . . . . . . . .      200             6
 HNC Software, Inc.  . . . . . . . . . . . . .      100            11
 i2 Technologies, Inc. * . . . . . . . . . . .      200            39
 InfoSpace.com, Inc. * . . . . . . . . . . . .      100            21
 Intervu, Inc. * . . . . . . . . . . . . . . .      100            11
 ISS Group, Inc. * . . . . . . . . . . . . . .      100             7
 iVillage, Inc. *  . . . . . . . . . . . . . .      100             2
 Legato Systems, Inc. *  . . . . . . . . . . .      300            21
 Macromedia, Inc. *  . . . . . . . . . . . . .      200            15
 Mercury Interactive Corp. * . . . . . . . . .      200            22
 Micromuse, Inc. * . . . . . . . . . . . . . .      100            17
 MicroStrategy, Inc. * . . . . . . . . . . . .      100            21
 Midway Games, Inc. *  . . . . . . . . . . . .      600            14
 MindSpring Enterprises, Inc. *  . . . . . . .      200             5
 Multex.com, Inc. *  . . . . . . . . . . . . .      100             4
 Netopia, Inc. * . . . . . . . . . . . . . . .      100             5
 Network Associates, Inc.  . . . . . . . . . .      600            16
 Network Solutions, Inc. - Cl. A * . . . . . .      100            22
 New Era of Networks, Inc. * . . . . . . . . .      200            10
 OneMain.com, Inc. * . . . . . . . . . . . . .      200             3
 Open Market, Inc. * . . . . . . . . . . . . .      100             5
 Parametric Technology Co. * . . . . . . . . .    1,300            35
 Peregrine Systems, Inc. * . . . . . . . . . .      100             8
 Phoenix Technologies, Ltd.  . . . . . . . . .      500             8
 Portal Software, Inc. * . . . . . . . . . . .      100            10
 Prodigy Communications Corp. *  . . . . . . .      100             2
 PSINet, Inc. *  . . . . . . . . . . . . . . .      200            12
 Radiant Systems, Inc. * . . . . . . . . . . .      300            12
 Rare Medium Group, Inc. * . . . . . . . . . .      200             7
 Rational Software Corp. * . . . . . . . . . .      400            20
 Remedy Corp. *  . . . . . . . . . . . . . . .      200            10
 Rhythms NetConnections, Inc. *  . . . . . . .      300             9
 RSA Security, Inc. *  . . . . . . . . . . . .      200            16
 Safeguard Scientifics, Inc. * . . . . . . . .      200            32
 Sapient Corp. . . . . . . . . . . . . . . . .      100            14
 SoftNet Systems, Inc. . . . . . . . . . . . .      100             3
 SportsLine USA, Inc. *  . . . . . . . . . . .      100             5
 Sterling Software, Inc. * . . . . . . . . . .      600            19
 Symantec Corp. *  . . . . . . . . . . . . . .      300            18
 Synopsys, Inc.  . . . . . . . . . . . . . . .      400            27
 Technology Solutions Co. *  . . . . . . . . .      300            10
 Unigraphics Solutions, Inc. * . . . . . . . .      300             8
 Verio, Inc. . . . . . . . . . . . . . . . . .      300            14
 Verity, Inc. *  . . . . . . . . . . . . . . .      100             4
 VerticalNet, Inc. * . . . . . . . . . . . . .      100            16
 Whittman-Hart, Inc. * . . . . . . . . . . . .      100             5
 Ziff-Davis, Inc. - ZDNet *  . . . . . . . . .      100             2
                                                               ------
                                                                1,081
Construction - 1.7%
 Armstrong World Industries, Inc.  . . . . . .      500            17
 Foster Wheeler Corp.  . . . . . . . . . . . .      600             5
 Jacobs Engineering Group, Inc. *  . . . . . .      400            13
 Lafarge Corp. . . . . . . . . . . . . . . . .      700            19
 Martin Marietta Materials, Inc. . . . . . . .      400            17
 NVR, Inc. * . . . . . . . . . . . . . . . . .      300            14
 Pitt - Des Moines, Inc. . . . . . . . . . . .      400            10
 U.S. Home Corp. * . . . . . . . . . . . . . .      500            13
 USEC, Inc.  . . . . . . . . . . . . . . . . .      600             4
 USG Corp. * . . . . . . . . . . . . . . . . .      600            28
                                                               ------
                                                                  140
Consumer - Miscellaneous - 1.3%
 American Greetings Corp. - Cl. A  . . . . . .      500            12
 Briggs & Stratton Corp. . . . . . . . . . . .      500            27
 Daisytek International Corp. *  . . . . . . .      300             7
 Herbalife International, Inc. - Cl. A . . . .    1,100            16
 Nu Skin Enterprises, Inc. - Cl. A * . . . . .    1,000             9
 SCP Pool Corp. *  . . . . . . . . . . . . . .      400            10

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - Continued

Consumer - Miscellaneous - Continued
 ValueVision International, Inc. - Cl. A * . .      400        $   23
                                                               ------
                                                                  104
Containers - 0.2%
 Sonoco Products Co. . . . . . . . . . . . . .      700            16

Cosmetics and Personal Care Products - 0.2%
 Church & Dwight Co., Inc. . . . . . . . . . .      500            13

Diversified Operations - 2.2%
 A.O. Smith Corp.  . . . . . . . . . . . . . .      800            18
 Blount International, Inc. *  . . . . . . . .      500             8
 Dexter Corp.  . . . . . . . . . . . . . . . .      300            12
 Gerber Scientific, Inc. . . . . . . . . . . .      600            13
 Lancaster Colony Corp.  . . . . . . . . . . .      600            20
 Lanier Worldwide, Inc. *  . . . . . . . . . .      800             3
 National Service Industries, Inc. . . . . . .      700            21
 Ogden Corp. . . . . . . . . . . . . . . . . .    1,100            13
 Olin Corp.  . . . . . . . . . . . . . . . . .      600            12
 Pall Corp.  . . . . . . . . . . . . . . . . .    1,200            26
 Roper Industries, Inc.  . . . . . . . . . . .      300            11
 Trinity Industries, Inc.  . . . . . . . . . .      500            14
 Viad Corp.  . . . . . . . . . . . . . . . . .      500            14
                                                               ------
                                                                  185
Electric Power - 3.7%
 Calpine Corp. * . . . . . . . . . . . . . . .      400            26
 Citizens Utilities Co. - Cl. B  . . . . . . .    1,300            18
 CMP Group, Inc. . . . . . . . . . . . . . . .    1,000            28
 DPL, Inc. . . . . . . . . . . . . . . . . . .      800            14
 Eastern Utilities Associates  . . . . . . . .    1,100            33
 Energy East Corp. . . . . . . . . . . . . . .    1,500            31
 LG&E Energy Corp. . . . . . . . . . . . . . .      600            10
 Ni Source, Inc. . . . . . . . . . . . . . . .    1,000            18
 Niagara Mohawk Holdings, Inc. . . . . . . . .      500             7
 NorthWestern Corp.  . . . . . . . . . . . . .      400             9
 Pinnacle West Capital Corp. . . . . . . . . .      600            18
 Potomac Electric Power Co.  . . . . . . . . .      400             9
 Public Service Co. of New Mexico  . . . . . .    1,000            16
 Puget Sound Energy, Inc.  . . . . . . . . . .      600            12
 Teco Energy, Inc. . . . . . . . . . . . . . .      700            13
 UtiliCorp United, Inc.  . . . . . . . . . . .      900            18
 Western Resources, Inc. . . . . . . . . . . .      700            12
 Wisconsin Energy Corp.  . . . . . . . . . . .      800            15
                                                               ------
                                                                  307
Electrical Equipment - 0.7%
 American Power Conversion . . . . . . . . . .      700            19
 Integrated Device Technology, Inc. *  . . . .      600            17
 Littelfuse, Inc. *  . . . . . . . . . . . . .      500            12
 The Genlyte Corp. * . . . . . . . . . . . . .      500            11
                                                               ------
                                                                   59
Electronic Products and Services - 10.0%
 Adaptec, Inc. * . . . . . . . . . . . . . . .      500            25
 Advanced Micro Devices, Inc. *  . . . . . . .      500            14
 Alliant Energy Corp.  . . . . . . . . . . . .      900            25
 Alpha Industries, Inc.  . . . . . . . . . . .      200            11
 Amkor Technology, Inc. *  . . . . . . . . . .      500            14
 Amphenol Corp. - Cl. A *  . . . . . . . . . .      400            27
 Anadigics, Inc. * . . . . . . . . . . . . . .      200             9
 Applied Micro Circuits Corp. *  . . . . . . .      200            25
 Arrow Electronics, Inc. * . . . . . . . . . .      600            15
 Atmel Corp. * . . . . . . . . . . . . . . . .      600            18
 Avid Technology, Inc. * . . . . . . . . . . .      700             9
 Avnet, Inc. . . . . . . . . . . . . . . . . .      200            12
 Ball Corp.  . . . . . . . . . . . . . . . . .      400            16
 Burr-Brown Corp. *  . . . . . . . . . . . . .      450            16
 C-COR.net Corp. * . . . . . . . . . . . . . .      100             8
 Checkpoint Systems, Inc.  . . . . . . . . . .      200             2
 Cohu, Inc.  . . . . . . . . . . . . . . . . .      300             9
 Conexant Systems, Inc. *  . . . . . . . . . .      600            40
 CTS Corp. . . . . . . . . . . . . . . . . . .      200            15
 Cypress Semiconductor Corp. * . . . . . . . .      600            19
 Dallas Semiconductor Corp.  . . . . . . . . .      200            13
 Electronics for Imaging, Inc. * . . . . . . .      200            12
 Entrust Technologies, Inc.  . . . . . . . . .      100             6
 General Semiconductor, Inc. . . . . . . . . .      200             3
 Kemet Corp. * . . . . . . . . . . . . . . . .      400            18
 Kent Electronics Corp. *  . . . . . . . . . .      700            16
 Lam Research Corp. *  . . . . . . . . . . . .      200            22
 Lattice Semiconductor Corp. * . . . . . . . .      300            14
 LTX Corp. * . . . . . . . . . . . . . . . . .      400             9
 MedQuist, Inc. *  . . . . . . . . . . . . . .      300             8
 Microchip Technology, Inc * . . . . . . . . .      200            14
 Molecular Devices, Corp. *  . . . . . . . . .      200            10
 National Semiconductor Corp. *  . . . . . . .      700            30
 Novellus Systems, Inc. *  . . . . . . . . . .      200            24
 Optical Coating Laboratory, Inc.  . . . . . .      100            30
 Park Electrochemical Corp.  . . . . . . . . .      400            11
 PerkinElmer, Inc. . . . . . . . . . . . . . .      400            17
 PMC-Sierra, Inc. *  . . . . . . . . . . . . .      200            32
 Power Integrations, Inc. *  . . . . . . . . .      200            10
 QLogic Corp. *  . . . . . . . . . . . . . . .      100            16
 Sawtek, Inc. *  . . . . . . . . . . . . . . .      200            13
 SCI Systems, Inc. * . . . . . . . . . . . . .      400            33
 SDL, Inc. * . . . . . . . . . . . . . . . . .      100            22
 Sensormatic Electronics Corp. * . . . . . . .      900            16
 Sterling Commerce, Inc. * . . . . . . . . . .      400            14
 Stoneridge, Inc.  . . . . . . . . . . . . . .      400             6
 Trimble Navigation, Ltd. *  . . . . . . . . .      200             4
 Varian Semiconductor Equipment Associates,
  Inc. . . . . . . . . . . . . . . . . . . . .      400            14
 Vicor Corp. * . . . . . . . . . . . . . . . .      500            20
 Vishay Intertechnology, Inc. *  . . . . . . .      775            24
 Waters Corp. *  . . . . . . . . . . . . . . .      300            16
                                                               ------
                                                                  826
Engineering and Construction - 0.3%
 Fluor Corp. . . . . . . . . . . . . . . . . .      500            23

Financial Services - 1.6%
 Advanta Corp. - Cl. A . . . . . . . . . . . .      500             9


JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED
Financial Services - Continued
 AmeriCredit Corp. * . . . . . . . . . . . . .      600        $   11
 Finova Group, Inc.  . . . . . . . . . . . . .      500            18
 FirstFed Financial Corp. *  . . . . . . . . .      500             7
 GreenPoint Financial Corp.  . . . . . . . . .      900            21
 Heller Financial, Inc.  . . . . . . . . . . .      700            14
 People's Bank - Bridgeport  . . . . . . . . .      600            13
 Rollins Truck Leasing Corp. . . . . . . . . .    1,300            15
 S1 Corp. *  . . . . . . . . . . . . . . . . .      100             8
 Sky Financial Group, Inc. . . . . . . . . . .      596            12
                                                               ------
                                                                  128
Food, Beverage and Tobacco - 2.0%
 American States Water Co. . . . . . . . . . .      400            15
 Corn Products International, Inc. . . . . . .      400            13
 Fleming Cos., Inc.  . . . . . . . . . . . . .    1,300            13
 Flowers Industries, Inc.  . . . . . . . . . .      700            11
 General Cigar Holdings, Inc. *  . . . . . . .    1,000             8
 IBP, Inc. . . . . . . . . . . . . . . . . . .    1,000            18
 International Home Foods, Inc. *  . . . . . .      700            12
 J.M. Smucker Co.  . . . . . . . . . . . . . .      700            14
 NBTY, Inc. *  . . . . . . . . . . . . . . . .    1,000            12
 Pilgrims Pride Corp. - Cl. B  . . . . . . . .      500             4
 Robert Mondavi Corp. - Cl. A *  . . . . . . .      200             7
 Suiza Foods Corp. * . . . . . . . . . . . . .      300            12
 SUPERVALU, Inc. . . . . . . . . . . . . . . .    1,100            22
                                                               ------
                                                                  161
Health Care Products - 4.9%
 Affymetrix, Inc. *  . . . . . . . . . . . . .      100            17
 Alpharma, Inc. - Cl. A  . . . . . . . . . . .      700            22
 ALZA Corp. *  . . . . . . . . . . . . . . . .      400            14
 Bergen Brunswig Corp. - Cl. A . . . . . . . .      700             6
 Biomatrix, Inc. * . . . . . . . . . . . . . .      300             6
 Block Drug Co. - Cl. A  . . . . . . . . . . .    1,037            32
 C.R. Bard, Inc. . . . . . . . . . . . . . . .      400            21
 Chiron Corp. *  . . . . . . . . . . . . . . .      600            26
 Genzyme Corp. (General Division) *  . . . . .      600            27
 Haemonetics Corp. * . . . . . . . . . . . . .      600            14
 Human Genome Sciences, Inc. * . . . . . . . .      100            15
 ICN Pharmaceuticals, Inc. . . . . . . . . . .      600            15
 ICOS Corp. *  . . . . . . . . . . . . . . . .      400            12
 IVAX Corp.  . . . . . . . . . . . . . . . . .    1,000            26
 Jones Pharma, Inc.  . . . . . . . . . . . . .      400            17
 Mallinckrodt, Inc.  . . . . . . . . . . . . .      600            19
 MedImmune, Inc. * . . . . . . . . . . . . . .      200            33
 Millennium Pharmaceuticals, Inc. *  . . . . .      100            12
 MiniMed, Inc. * . . . . . . . . . . . . . . .      100             7
 Mylan Laboratories, Inc.  . . . . . . . . . .      500            13
 Sepracor, Inc. *  . . . . . . . . . . . . . .      200            20
 Summit Technology, Inc. * . . . . . . . . . .      700             8
 VISX, Inc. *  . . . . . . . . . . . . . . . .      200            10
 Watson Pharmaceuticals, Inc. *  . . . . . . .      300            11
                                                               ------
                                                                  403
Health Care Services - 2.1%
 AmeriPath, Inc. * . . . . . . . . . . . . . .      700             6
 Apria Healthcare Group, Inc. *  . . . . . . .      900            16
 Beverly Enterprises, Inc. * . . . . . . . . .    1,800             8
 Bindley Western Industries, Inc.  . . . . . .    1,021            15
 ChiRex, Inc. *  . . . . . . . . . . . . . . .    1,100            16
 Idec Pharmaceuticals Corp.  . . . . . . . . .      200            20
 Lincare Holdings, Inc.  . . . . . . . . . . .      300            10
 Ocular Sciences, Inc. * . . . . . . . . . . .      400             7
 Oxford Health Plans, Inc. * . . . . . . . . .      500             6
 Quest Diagnostics, Inc. * . . . . . . . . . .    1,000            31
 Triad Hospitals, Inc. * . . . . . . . . . . .      600             9
 Trigon Healthcare, Inc. * . . . . . . . . . .      600            18
 Universal Health Services, Inc. - Cl. B * . .      300            11
                                                               ------
                                                                  173
Household Appliances / Furnishings - 1.1%
 Aaron Rents, Inc. . . . . . . . . . . . . . .      600            11
 Ethan Allen Interiors, Inc. . . . . . . . . .      350            11
 HomeBase, Inc.  . . . . . . . . . . . . . . .    1,400             4
 Rent-Way, Inc. *  . . . . . . . . . . . . . .      400             8
 Salton, Inc. *  . . . . . . . . . . . . . . .      300            10
 Shaw Industries, Inc  . . . . . . . . . . . .      800            12
 Springs Industries, Inc. - Cl. A  . . . . . .      800            32
                                                               ------
                                                                   88
Housing - 1.6%
 American Standard Cos., Inc.  . . . . . . . .      600            28
 Centex Corp.  . . . . . . . . . . . . . . . .      400            10
 D.R. Horton, Inc. . . . . . . . . . . . . . .      800            11
 Fleetwood Enterprises . . . . . . . . . . . .      700            14
 Kaufman & Broad Home Corp.  . . . . . . . . .      500            12
 Monaco Coach Corp. *  . . . . . . . . . . . .      300             8
 Owens Corning . . . . . . . . . . . . . . . .    1,100            21
 Pulte Corp. . . . . . . . . . . . . . . . . .      400             9
 TJ International, Inc.  . . . . . . . . . . .      200             8
 Winnebago, Industries, Inc. . . . . . . . . .      500            10
                                                               ------
                                                                  131
Insurance - 2.7%
 Allmerica Financial Corp. . . . . . . . . . .      300            17
 Arthur J. Gallagher & Co. . . . . . . . . . .      300            19
 Delphi Financial Group, Inc. - Cl. A *  . . .      420            13
 E.W. Blanch Holdings, Inc.  . . . . . . . . .      200            12
 Everest Reinsurance Holdings  . . . . . . . .      400             9
 Fidelity National Financial, Inc. . . . . . .      710            10
 First American Financial Corp.  . . . . . . .      800            10
 Hilb, Rogal & Hamilton Co.  . . . . . . . . .      300             9
 LandAmerica Financial Group, Inc. . . . . . .      600            11
 Medical Assurance, Inc. . . . . . . . . . . .      330             7
 Old Republic International Corp.  . . . . . .      600             8
 Protective Life Corp. . . . . . . . . . . . .      700            22
 Radian Group, Inc.  . . . . . . . . . . . . .      400            19
 Stewart Information Services Corp.  . . . . .      500             7
 The Midland Co. . . . . . . . . . . . . . . .      300             6
 The MONY Group, Inc.  . . . . . . . . . . . .      700            20
 The PMI Group, Inc. . . . . . . . . . . . . .      300            15

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED
Insurance - Continued
 Triad Guaranty, Inc. *  . . . . . . . . . . .      400        $    9
                                                               ------
                                                                  223
Leisure and Recreation - 2.7%
 Arctic Cat, Inc.  . . . . . . . . . . . . . .    1,100            11
 Argosy Gaming Co. * . . . . . . . . . . . . .      800            13
 Ascent Entertainment Group, Inc. *  . . . . .      400             5
 Aztar Corp. * . . . . . . . . . . . . . . . .    1,600            17
 Brunswick Corp. . . . . . . . . . . . . . . .      600            13
 Callaway Golf Co. . . . . . . . . . . . . . .      500             9
 Dover Downs Entertainment * . . . . . . . . .      500             9
 Electronic Arts, Inc. * . . . . . . . . . . .      300            25
 Harrah's Entertainment, Inc. *  . . . . . . .      900            24
 Hollywood Park, Inc.  . . . . . . . . . . . .      400             9
 Mandalay Resort Group * . . . . . . . . . . .      500            10
 Metro-Goldwyn-Mayer, Inc. (MGM) * . . . . . .      700            17
 Park Place Entertainment Corp. *  . . . . . .    1,000            13
 Pegasus Systems, Inc. * . . . . . . . . . . .      200            12
 Premier Parks, Inc. * . . . . . . . . . . . .      400            12
 Station Casinos, Inc. * . . . . . . . . . . .      500            11
 Trendwest Resorts, Inc. * . . . . . . . . . .      500            11
                                                               ------
                                                                  221
Machinery - 1.7%
 Astec Industries, Inc. *  . . . . . . . . . .      300             6
 FMC Corp. * . . . . . . . . . . . . . . . . .      300            17
 Gardner Denver Machinery, Inc. *  . . . . . .      600            10
 Imation Corp. * . . . . . . . . . . . . . . .      600            20
 Kennametal, Inc.  . . . . . . . . . . . . . .      300            10
 SPX Corp. . . . . . . . . . . . . . . . . . .      200            16
 Tecumseh Products Co. - Cl. A . . . . . . . .      800            38
 Thermo Electron Corp. * . . . . . . . . . . .      500             7
 Zebra Technologies Corp. - Cl. A *  . . . . .      300            18
                                                               ------
                                                                  142
Media - Publishing - 0.7%
 McClatchy Newspapers, Inc. - Cl. A  . . . . .      600            26
 Pulitzer, Inc.  . . . . . . . . . . . . . . .      400            16
 Ziff-Davis, Inc. - ZD * . . . . . . . . . . .      800            13
                                                               ------
                                                                   55
Media - TV / Radio - 0.7%
 A.H. Belo Corp. . . . . . . . . . . . . . . .    1,200            23
 Cox Radio, Inc. - Cl. A * . . . . . . . . . .      100            10
 Hearst-Argyle Television, Inc. *  . . . . . .      427            11
 Westwood One, Inc. *  . . . . . . . . . . . .      200            15
                                                               ------
                                                                   59
Metal Product and Fabrication - 0.8%
 Commercial Metals Co. . . . . . . . . . . . .      400            14
 Reynolds Metals Co. . . . . . . . . . . . . .      200            15
 Timken Co.  . . . . . . . . . . . . . . . . .      900            18
 Worthington Industries, Inc.  . . . . . . . .      900            15
                                                               ------
                                                                   62
Metals and Mining - 0.4%
 Phelps Dodge Corp.  . . . . . . . . . . . . .      532            36

Natural Gas Distribution - 0.6%
 Peoples Energy Corp.  . . . . . . . . . . . .      400            13
 UGI Corp. . . . . . . . . . . . . . . . . . .    1,600            33
                                                               ------
                                                                   46
Oil - Equipment and Services - 0.9%
 Berry Petroleum Co. - Cl. A . . . . . . . . .      500             8
 Parker Drilling Co. . . . . . . . . . . . . .    2,400             8
 SEACOR SMIT, Inc. . . . . . . . . . . . . . .      200            10
 Tidewater, Inc. . . . . . . . . . . . . . . .      700            25
 Weatherford International, Inc. * . . . . . .      500            20
                                                               ------
                                                                   71
Oil and Natural Gas Exploration and Production - 2.8%
 Brown Tom, Inc. * . . . . . . . . . . . . . .      800            11
 Cabot Oil & Gas Corp. - Cl. A . . . . . . . .      300             5
 Devon Energy Corp. *  . . . . . . . . . . . .      300            10
 ENSCO International, Inc. * . . . . . . . . .    1,000            23
 EOG Resources, Inc. . . . . . . . . . . . . .      700            12
 Global Marine, Inc. * . . . . . . . . . . . .      500             8
 Helmerich & Payne, Inc. . . . . . . . . . . .      400             9
 Mitchell Energy & Development Corp. - Cl. A .      700            15
 Nabors Industries, Inc. * . . . . . . . . . .      512            16
 Noble Affiliates, Inc.  . . . . . . . . . . .      400             9
 Noble Drilling Corp. *  . . . . . . . . . . .      600            20
 Northwest Natural Gas Co. . . . . . . . . . .      600            13
 Patterson Energy, Inc. *  . . . . . . . . . .      600             8
 Pride International, Inc. * . . . . . . . . .      700            10
 R&B Falcon Corp.  . . . . . . . . . . . . . .    1,000            13
 Ultramar Diamond Shamrock Corp. . . . . . . .    1,100            25
 Union Pacific Resources Group, Inc. . . . . .    1,400            18
 Western Gas Resources, Inc. . . . . . . . . .      800            10
                                                               ------
                                                                  235
Paper and Forest Products - 1.7%
 Boise Cascade Corp. . . . . . . . . . . . . .      400            16
 Consolidated Papers, Inc. . . . . . . . . . .      400            13
 Georgia-Pacific Corp. (Timber Group)  . . . .    1,100            27
 Mead Corp.  . . . . . . . . . . . . . . . . .      300            13
 Rayonier, Inc.  . . . . . . . . . . . . . . .      300            15
 Temple-Inland, Inc. . . . . . . . . . . . . .      400            26
 Westvaco Corp.  . . . . . . . . . . . . . . .      900            29
                                                               ------
                                                                  139
Personal and Commercial Lending - 0.1%
 Metris Cos., Inc. . . . . . . . . . . . . . .      318            11

Precious Metals/Gems/Stones - 0.6%
 Freeport-McMoRan Copper & Gold  . . . . . . .    1,400            30
 Homestake Mining Co.  . . . . . . . . . . . .      800             6
 Newmont Mining Corp.  . . . . . . . . . . . .      600            15
                                                               ------
                                                                   51
Real Estate Development - 0.3%
 Ryland Group, Inc.  . . . . . . . . . . . . .      800            18

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Real Estate Development - Continued
 Standard Pacific Corp.  . . . . . . . . . . .      900        $   10
                                                               ------
                                                                   28
Real Estate Investment Trust - 0.2%
 International Rectifier Corp. * . . . . . . .      500            13

Real Estate Operations - 0.2%
 M.D.C. Holdings, Inc. . . . . . . . . . . . .    1,000            16

Retail - Department Stores - 3.7%
 AnnTaylor Stores Corp. *  . . . . . . . . . .      300            10
 Barnes & Noble, Inc. *  . . . . . . . . . . .      600            12
 barnesandnoble.com, Inc. *  . . . . . . . . .      200             3
 BJ's Wholesale Club, Inc. . . . . . . . . . .      400            15
 Cato Corp. - Cl. A  . . . . . . . . . . . . .    1,100            14
 Dollar Thrifty Automotive Group, Inc. * . . .      700            17
 Dollar Tree Stores, Inc. *  . . . . . . . . .      300            15
 Handleman Co. . . . . . . . . . . . . . . . .      500             7
 Harcourt General, Inc.  . . . . . . . . . . .      500            20
 Haverty Furniture Co., Inc. . . . . . . . . .    1,200            15
 Hollywood Entertainment Corp. * . . . . . . .      200             3
 InterTAN, Inc. *  . . . . . . . . . . . . . .      300             8
 JLK Direct Distribution, Inc. - Cl. A * . . .      800             8
 Jo-Ann Stores, Inc. . . . . . . . . . . . . .    1,300            15
 Lands' End, Inc.  . . . . . . . . . . . . . .      200             7
 Linens 'N Things, Inc. *  . . . . . . . . . .      200             6
 Michaels Stores, Inc. * . . . . . . . . . . .      400            11
 Micro Warehouse, Inc. * . . . . . . . . . . .      200             4
 Neiman Marcus Group, Inc. - Cl. A . . . . . .      400            11
 Pacific Sunwear of California, Inc. * . . . .      200             6
 Ross Stores, Inc. . . . . . . . . . . . . . .      500             9
 Shopko Stores, Inc. . . . . . . . . . . . . .      600            14
 Spiegel, Inc. - Cl. A . . . . . . . . . . . .    1,700            12
 Tiffany & Co. . . . . . . . . . . . . . . . .      300            27
 Value City Department Stores, Inc. *  . . . .      800            12
 Williams-Sonoma, Inc. . . . . . . . . . . . .      200             9
 Zale Corp. *  . . . . . . . . . . . . . . . .      400            19
                                                               ------
                                                                  309
Retail - Drug Stores - 0.1%
 Longs Drug Stores, Inc. . . . . . . . . . . .      400            10

Retail - Food - 1.1%
 Brinker International, Inc. * . . . . . . . .      800            19
 Darden Restaurants, Inc.  . . . . . . . . . .      600            11
 Landry's Seafood Restaurants, Inc. *  . . . .    1,000             9
 RARE Hospitality International, Inc. *  . . .      600            13
 Ryan's Family Steak Houses, Inc. *  . . . . .    1,200            10
 The Grand Union Co. * . . . . . . . . . . . .      900             9
 The Great Atlantic & Pacific Tea Co., Inc.  .      800            22
                                                               ------
                                                                   93
Shoe and Apparel Manufacturing - 0.6%
 Brown Shoe Co., Inc.  . . . . . . . . . . . .      500             7
 Jones Apparel Group, Inc. * . . . . . . . . .      450            12
 Liz Claiborne, Inc. . . . . . . . . . . . . .      300            11
 Oxford Industries, Inc. . . . . . . . . . . .      400             8
 Timberland Co. - Cl. A *  . . . . . . . . . .      200            11
 WestPoint Stevens, Inc. * . . . . . . . . . .      200             4
                                                               ------
                                                                   53
Steel - 0.6%
 AK Steel Holding Corp.  . . . . . . . . . . .      800            15
 Bethlehem Steel Corp. * . . . . . . . . . . .    1,500            13
 LTV Corp. . . . . . . . . . . . . . . . . . .    1,200             5
 USX-US Steel Group, Inc.  . . . . . . . . . .      500            16
                                                               ------
                                                                   49
Technology - 0.9%
 VeriSign, Inc.  . . . . . . . . . . . . . . .      400            76

Telecommunication Equipment - 3.1%
 Advanced Fibre Communications, Inc. * . . . .      400            18
 American Tower Corp. - Cl. A  . . . . . . . .      500            15
 CIENA Corp. * . . . . . . . . . . . . . . . .      600            35
 Covad Communications Group, Inc. *  . . . . .      300            17
 Crown Castle International Corp.  . . . . . .      600            19
 E-Tek Dynamics, Inc. *  . . . . . . . . . . .      100            13
 Harmonic, Inc. *  . . . . . . . . . . . . . .      100            10
 L-3 Communications Holdings, Corp. *  . . . .      300            12
 Network Equipment Technologies, Inc. *  . . .      200             2
 PairGain Technologies, Inc. * . . . . . . . .      300             4
 Powertel, Inc.  . . . . . . . . . . . . . . .      200            20
 Powerwave Technologies, Inc. *  . . . . . . .      100             6
 Proxim, Inc. *  . . . . . . . . . . . . . . .      100            11
 RF Micro Devices, Inc. *  . . . . . . . . . .      200            14
 Scientific-Atlanta, Inc.  . . . . . . . . . .      400            22
 Symbol Technologies, Inc. . . . . . . . . . .      450            29
 TriQuint Semiconductor, Inc. *  . . . . . . .      100            11
                                                               ------
                                                                  258
Telecommunication Services - 3.2%
 Allegiance Telecom, Inc. *  . . . . . . . . .      300            28
 CapRock Communications Corp. *  . . . . . . .      300            10
 Centennial Cellular Corp. - A Shares *  . . .      200            17
 Commonwealth Telephone Enterprises, Inc.  . .      200            11
 Intermedia Communications, Inc. * . . . . . .      400            15
 Leap Wireless International, Inc. * . . . . .      100             8
 McLeodUSA, Inc. - Cl. A * . . . . . . . . . .      600            35
 MGC Communications, Inc. *  . . . . . . . . .      200            10
 Northeast Optic Network, Inc. * . . . . . . .      100             6
 Omnipoint Corp. * . . . . . . . . . . . . . .      100            12
 RCN Corp. * . . . . . . . . . . . . . . . . .      200            10
 TALK.com, Inc. *  . . . . . . . . . . . . . .      300             5
 UnitedGlobalCom, Inc. - Cl. A * . . . . . . .      600            42
 US LEC Corp. - Cl. A *  . . . . . . . . . . .      400            13
 West TeleServices Corp. * . . . . . . . . . .      800            19
 Winstar Communications, Inc. *  . . . . . . .      300            23
                                                               ------
                                                                  264
Telephone - 0.9%
 e.spire Communications, Inc.  . . . . . . . .      300             2
 Primus Telecomm Group, Inc. . . . . . . . . .      300            11

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Telephone - Continued
 Telephone and Data Systems, Inc.  . . . . . .      500        $   63
                                                               ------
                                                                   76
Transportation Services - 1.5%
 Alaska Air Group, Inc. *  . . . . . . . . . .      400            14
 America West Holdings Corp. - Cl. B * . . . .      600            13
 American Freightways Corp. *  . . . . . . . .      600            10
 Amtran, Inc. *  . . . . . . . . . . . . . . .      400             8
 Forward Air Corp. * . . . . . . . . . . . . .      300            13
 GATX Corp.  . . . . . . . . . . . . . . . . .      600            20
 UAL Corp. . . . . . . . . . . . . . . . . . .      300            23
 USFreightways Corp. . . . . . . . . . . . . .      400            19
                                                               ------
                                                                  120
                                                               ------
                            TOTAL COMMON STOCK-    96.4%        7,949
                                                   Par
                                                  Value
                                                 (000's)
SHORT-TERM INVESTMENTS - 2.4%

 Investment in joint repurchase agreement with
  Goldman Sachs & Co. dated 12/31/99, 3.159%
  due 01/03/00 (Secured by various U.S.
  Treasury obligations and U.S. Government
  Agency Bonds) . . .                            $   200          200
                                                 -------       ------
                             TOTAL INVESTMENTS-    98.8%        8,149
           Cash and Receivables, less payables-     1.2%           99
                                                 -------       ------
                                    NET ASSETS-   100.0%       $8,248
                                                 =======       ======

* Non-income producing security.
See notes to financial statements.

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO

                                                              Market
               Name of Issuer                   Shares         Value
                                                              (000's)
COMMON STOCK
Auto and Truck Parts - 0.5%
 Federal-Mogul Corp. . . . . . . . . . . . .     1,500        $   30
Banks - 0.6%
 U.S. Bancorp  . . . . . . . . . . . . . . .     1,300            31
Business Services - 1.1%
 Manpower, Inc.  . . . . . . . . . . . . . .     1,600            60
Chemicals - 7.0%
 Eastman Chemical Co.  . . . . . . . . . . .       400            19
 Geon Co.  . . . . . . . . . . . . . . . . .     2,400            78
 Hercules, Inc.  . . . . . . . . . . . . . .     4,200           117
 IMC Global, Inc.  . . . . . . . . . . . . .     7,100           116
 RPM, Inc. . . . . . . . . . . . . . . . . .     3,700            38
 Wellman, Inc. . . . . . . . . . . . . . . .     1,200            22
                                                              ------
                                                                 390
Commercial Services - 3.0%
 ACNielson Corp. * . . . . . . . . . . . . .     1,600            40
 Bowne & Co., Inc. . . . . . . . . . . . . .     3,200            43
 Quintiles Transnational Corp. * . . . . . .       600            11
 Snyder Communications, Inc. * . . . . . . .     3,900            75
                                                              ------
                                                                 169
Computer Equipment - 7.1%
 3Com Corp. *  . . . . . . . . . . . . . . .     2,700           127
 Maxtor Corp. *  . . . . . . . . . . . . . .    12,200            88
 Quantum Corp. - Hard Disk Drive * . . . . .     8,200            57
 Tech Data Corp. * . . . . . . . . . . . . .     4,500           122
                                                              ------
                                                                 394
Computer Software and Services - 6.9%
 Ardent Software, Inc. * . . . . . . . . . .     2,300            90
 Autodesk, Inc.  . . . . . . . . . . . . . .       700            24
 Cabletron Systems, Inc. * . . . . . . . . .     2,700            70
 Keane, Inc. * . . . . . . . . . . . . . . .     2,800            89
 Sterling Software, Inc. * . . . . . . . . .     3,600           113
                                                              ------
                                                                 386
Consumer - Miscellaneous - 2.1%
 American Greetings Corp. - Cl. A  . . . . .     1,000            24
 Ingram Micro, Inc. * - Cl. A  . . . . . . .     6,900            90
                                                              ------
                                                                 114
Electronic Products and Services - 9.0%
 Arrow Electronics, Inc. * . . . . . . . . .     6,400           162
 Avnet, Inc. . . . . . . . . . . . . . . . .       900            55
 Micron Technology, Inc. * . . . . . . . . .     1,000            78
 Polaroid Corp.  . . . . . . . . . . . . . .     3,600            68
 Sterling Commerce, Inc. * . . . . . . . . .     2,900            99
 Thomas & Betts Corp.  . . . . . . . . . . .     1,300            41
                                                              ------
                                                                 503
Engineering and Construction - 1.9%
 Fluor Corp. . . . . . . . . . . . . . . . .     2,300           106
Financial Services - 1.7%
 Heller Financial, Inc.  . . . . . . . . . .     4,700            94
Food, Beverage and Tobacco - 0.6%
 International Home Foods, Inc. *  . . . . .     2,100            36
Health Care Products - 1.0%
 Bergen Brunswig Corp. - Cl. A . . . . . . .     6,500            54
 STERIS Corp.  . . . . . . . . . . . . . . .       100             1
                                                              ------
                                                                  55
Health Care Services - 3.2%
 McKesson HBOC, Inc. . . . . . . . . . . . .     3,000            68
 Quest Diagnostics, Inc. * . . . . . . . . .     3,600           110
                                                              ------
                                                                 178
Insurance - 4.8%
 Aetna, Inc. . . . . . . . . . . . . . . . .     1,800           100
 Everest Reinsurance Holdings  . . . . . . .     4,900           109
 Nationwide Financial Services - Cl. A . . .     2,100            59
                                                              ------
                                                                 268
Leisure and Recreation - 0.7%
 Callaway Golf Co. . . . . . . . . . . . . .     2,200            39
Machinery - 3.3%
 AGCO Corp.  . . . . . . . . . . . . . . . .     2,500            33
 FMC Corp. * . . . . . . . . . . . . . . . .     1,200            69
 Thermo Electron Corp. * . . . . . . . . . .     5,400            81
                                                              ------
                                                                 183
Media - Publishing - 2.1%
 Ziff-Davis, Inc. - ZD * . . . . . . . . . .     7,200           114
Oil - Equipment and Services - 3.1%
 Baker Hughes, Inc.  . . . . . . . . . . . .     3,100            65
 Weatherford International, Inc. * . . . . .     2,700           108
                                                              ------
                                                                 173
Oil and Natural Gas Exploration and Production - 8.8%
 Burlington Resources, Inc.  . . . . . . . .     2,200            73
 EOG Resources, Inc. . . . . . . . . . . . .     2,400            42
 Noble Affiliates, Inc.  . . . . . . . . . .     3,200            69
 Ocean Energy, Inc. *  . . . . . . . . . . .     5,700            44
 Santa Fe International Corp.  . . . . . . .     1,100            28
 Santa Fe Snyder Corp. * . . . . . . . . . .    10,600            85
 Transocean Sedco Forex, Inc.  . . . . . . .     1,900            64
 Union Pacific Resources Group, Inc. . . . .     6,700            85
                                                              ------
                                                                 490
Paper and Forest Products - 1.2%
 Jefferson Smurfit Group plc - ADR . . . . .     2,300            67
Pollution Control - 3.7%
 Republic Services, Inc. - Cl. A . . . . . .     3,000            43
 Safety-Kleen Corp. *  . . . . . . . . . . .     4,900            56

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO

                                                              Market
               Name of Issuer                   Shares         Value
                                                              (000's)
COMMON STOCK - CONTINUED

Pollution Control - Continued
 Waste Management, Inc.  . . . . . . . . . .     6,300        $  108
                                                              ------
                                                                 207
Retail - Department Stores - 15.1%
 Abercrombie & Fitch Co. * . . . . . . . . .     4,700           125
 Burlington Coat Factory Warehouse Corp. . .     3,700            51
 Consolidated Stores Corp. * . . . . . . . .     6,600           107
 Harcourt General, Inc.  . . . . . . . . . .     2,400            97
 Kmart Corp. * . . . . . . . . . . . . . . .     4,500            45
 OfficeMax, Inc. . . . . . . . . . . . . . .     9,100            50
 Payless ShoeSource, Inc. *  . . . . . . . .       800            38
 Saks, Inc. *  . . . . . . . . . . . . . . .     5,200            81
 Shopko Stores, Inc. . . . . . . . . . . . .     2,900            67
 Toys "R" Us, Inc. * . . . . . . . . . . . .     6,400            92
 Venator Group, Inc. . . . . . . . . . . . .    12,700            89
                                                              ------
                                                                 842
Retail - Food - 2.0%
 Albertson's, Inc. . . . . . . . . . . . . .     2,100            68
 The Kroger Co. *  . . . . . . . . . . . . .     2,400            45
                                                              ------
                                                                 113
Shoe and Apparel Manufacturing - 3.1%
 Jones Apparel Group, Inc. * . . . . . . . .     3,600            98
 Liz Claiborne, Inc. . . . . . . . . . . . .     2,000            75
                                                              ------
                                                                 173
Steel - 1.4%
 AK Steel Holding Corp.  . . . . . . . . . .     4,001            76
Transportation Services - 1.1%
 Yellow Corp. *  . . . . . . . . . . . . . .     3,500            59
                                                              ------
                          TOTAL COMMON STOCK-     96.1%        5,350
                                                 Par
                                                Value
                                               (000's)
SHORT-TERM INVESTMENTS - 3.2%
 Investment in joint trading account (Note B)
 5.242% due 01/03/00 . . . . . . . . . . . .   $   179           179
                                               --------       ------
                           TOTAL INVESTMENTS-     99.3%        5,529
         Cash and Receivables, less payables-      0.7%           41
                                               --------       ------
                                  NET ASSETS-    100.0%       $5,570
                                               ========       ======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO


                                                                 Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK
Real Estate Development - 3.0%
 Catellus Development Corp. * . . . . . . . .    300,000        $  3,844

Real Estate Investment Trust - 95.2%
 AMB Property Corp. . . . . . . . . . . . . .    120,000           2,393
 AMLI Residential Properties Trust  . . . . .     62,000           1,252
 Avalonbay Communities, Inc.  . . . . . . . .    175,245           6,013
 Bradley Real Estate, Inc.  . . . . . . . . .     83,000           1,447
 Brandywine Realty Trust  . . . . . . . . . .    115,400           1,890
 BRE Properties, Inc. . . . . . . . . . . . .    197,000           4,469
 Burnham Pacific Properties, Inc. . . . . . .    160,000           1,500
 Camden Property Trust  . . . . . . . . . . .    145,000           3,969
 CarrAmerica Realty Corp. . . . . . . . . . .    140,000           2,957
 Centerpoint Properties Corp. . . . . . . . .     38,900           1,396
 Charles E. Smith Residential Realty, Inc.  .     61,600           2,179
 Chateau Communities, Inc.  . . . . . . . . .    136,000           3,527
 Cousins Properties, Inc. . . . . . . . . . .    115,000           3,903
 Crescent Real Estate Equities, Inc.  . . . .    100,000           1,838
 Developers Diversified Realty Corp.  . . . .    215,000           2,768
 Duke Realty Investments, Inc.  . . . . . . .    238,078           4,643
 Equity Office Properties Trust . . . . . . .    239,693           5,902
 Equity Residential Properties Trust  . . . .    145,500           6,211
 FelCor Lodging Trust, Inc. . . . . . . . . .     80,400           1,407
 Franchise Finance Corp. of America . . . . .    125,000           2,992
 Highwoods Properties, Inc. . . . . . . . . .    100,000           2,325
 JDN Realty Corp. . . . . . . . . . . . . . .    170,900           2,756
 JP Realty, Inc.  . . . . . . . . . . . . . .    120,000           1,875
 Kilroy Realty Corp.  . . . . . . . . . . . .    103,700           2,281
 Kimco Realty Corp. . . . . . . . . . . . . .    100,000           3,387
 Liberty Property Trust . . . . . . . . . . .    180,000           4,365
 Mack-Cali Realty Corp. . . . . . . . . . . .    125,000           3,258
 Pacific Gulf Properties, Inc.  . . . . . . .     64,600           1,308
 Post Properties, Inc.  . . . . . . . . . . .    124,700           4,770
 Prentiss Properties Trust  . . . . . . . . .    158,300           3,324
 Prologis Trust . . . . . . . . . . . . . . .    137,059           2,638
 Public Storage, Inc. . . . . . . . . . . . .    135,000           3,063
 Reckson Associates Realty Corp.  . . . . . .     63,600           1,304
 Regency Realty Corp. . . . . . . . . . . . .    132,800           2,656
 Simon Property Group, Inc. . . . . . . . . .    144,000           3,303
 Spieker Properties, Inc. . . . . . . . . . .    154,100           5,615
 Storage USA, Inc.  . . . . . . . . . . . . .     91,000           2,753
 Sun Communities, Inc.  . . . . . . . . . . .     90,000           2,897
 Vornado Realty Trust . . . . . . . . . . . .    110,000           3,575
                                                                --------
                                                                 120,109
                                                                --------
                           TOTAL COMMON STOCK-      98.2%        123,953

                                                   Par           Market
                Name of Issuer                    Value          Value
                                                 (000's)        (000's)
SHORT-TERM INVESTMENTS - 1.0%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . . .   $   1,212       $  1,212
                            TOTAL INVESTMENTS-      99.2%        125,165
          Cash and Receivables, less payables-       0.8%          1,049
                                                ---------       --------
                                   NET ASSETS-     100.0%       $126,214
                                                ---------       --------


* Non-income producing security.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                Market
              Name of Issuer                   Shares           Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 4.9%
 B.F. Goodrich Co. . . . . . . . . . . . .     434,500        $   11,949
 General Dynamics Corp.  . . . . . . . . .     510,600            26,934
 Honeywell International, Inc. . . . . . .   1,152,200            66,468
 United Technologies Corp. . . . . . . . .   1,586,500           103,122
                                                              ----------
                                                                 208,473
Agricultural Operations - 0.8%
 Monsanto Co.  . . . . . . . . . . . . . .     977,300            34,816
Auto and Truck Parts - 0.6%
 Borg-Warner Automotive, Inc.  . . . . . .     261,000            10,571
 Lear Corp. *  . . . . . . . . . . . . . .     467,700            14,966
                                                              ----------
                                                                  25,537
Automobile - 1.2%
 Ford Motor Co.  . . . . . . . . . . . . .     954,400            51,001
Banks - 3.5%
 AmSouth Bancorporation  . . . . . . . . .     540,500            10,438
 Bank of America Corp. . . . . . . . . . .     455,000            22,835
 Chase Manhattan Corp. . . . . . . . . . .     141,200            10,970
 Comerica, Inc.  . . . . . . . . . . . . .     534,400            24,950
 Fifth Third Bancorp . . . . . . . . . . .     227,700            16,708
 KeyCorp . . . . . . . . . . . . . . . . .     603,400            13,350
 Wells Fargo & Co. . . . . . . . . . . . .   1,191,500            48,181
                                                              ----------
                                                                 147,432
Brokerage and Investment Management - 0.4%
 Morgan Stanley, Dean Witter, Discover &
  Co.. . . . . . . . . . . . . . . . . . .     119,100            17,002
Computer Equipment - 7.2%
 Dell Computer Corp. *.  . . . . . . . . .   1,028,700            52,464
 Hewlett-Packard Co. . . . . . . . . . . .     558,000            63,577
 Intel Corp. . . . . . . . . . . . . . . .   1,261,200           103,813
 International Business Machines Corp. . .     647,800            69,962
 Network Appliance, Inc. * . . . . . . . .     145,300            12,069
                                                              ----------
                                                                 301,885
Computer Software and Services - 11.8%
 America Online, Inc. *  . . . . . . . . .   1,181,200            89,107
 Computer Associates International, Inc. .     638,400            44,648
 First Data Corp.  . . . . . . . . . . . .     587,400            28,966
 Microsoft Corp. . . . . . . . . . . . . .   2,019,300           235,753
 Oracle Corp. *  . . . . . . . . . . . . .     580,400            65,041
 Yahoo!, Inc. *  . . . . . . . . . . . . .      76,500            33,101
                                                              ----------
                                                                 496,616
Consumer - Miscellaneous - 1.4%
 Avery Dennison Corp.  . . . . . . . . . .     307,300            22,395
 Black & Decker Corp.  . . . . . . . . . .     683,700            35,723
                                                              ----------
                                                                  58,118
Cosmetics and Personal Care Products - 0.4%
 Avon Products, Inc. . . . . . . . . . . .     231,600             7,643
 Dial Corp.  . . . . . . . . . . . . . . .     452,700            11,006
                                                              ----------
                                                                  18,649
Diversified Operations - 6.8%
 Danaher Corp. . . . . . . . . . . . . . .     183,100             8,834
 General Electric Co.  . . . . . . . . . .   1,271,300           196,734
 Illinois Tool Works, Inc. . . . . . . . .     197,338            13,333
 Textron, Inc. . . . . . . . . . . . . . .     237,100            18,183
 Tyco International, Ltd. . .. . . . . . .   1,294,800            50,335
                                                              ----------
                                                                 287,419
Electric Power - 3.0%
 Ameren Corp.  . . . . . . . . . . . . . .     588,100            19,260
 Edison International . . . . . . . . . ..   1,063,300            27,845
 Florida Progress Corp.  . . . . . . . . .     625,200            26,454
 Peco Energy Co. . . . . . . . . . . . . .     514,200            17,869
 Reliant Energy, Inc.  . . . . . . . . . .     971,500            22,223
 Southern Co.  . . . . . . . . . . . . . .     562,900            13,228
                                                              ----------
                                                                 126,879
Electronic Products and Services - 7.4%
 Analog Devices, Inc. *  . . . . . . . . .     217,700            20,246
 Cisco Systems, Inc. * . . . . . . . . . .   1,406,900           150,714
 LSI Logic Corp. * . . . . . . . . . . . .     178,300            12,035
 Maxim Integrated Products, Inc. * . . . .     708,600            33,437
 Pitney Bowes, Inc.  . . . . . . . . . . .     190,200             9,189
 SCI Systems, Inc. * . . . . . . . . . . .     239,900            19,717
 Teradyne, Inc. *  . . . . . . . . . . . .     208,800            13,781
 Texas Instruments, Inc. . . . . . . . . .     548,600            53,146
                                                              ----------
                                                                 312,265
Financial Services - 4.3%
 Associates First Capital Corp. - Cl. A *      639,800            17,554
 Citigroup, Inc. . . . . . . . . . . . . .   2,463,300           136,867
 Mellon Financial Corp.  . . . . . . . . .     758,800            25,847
                                                              ----------
                                                                 180,268
Food, Beverage and Tobacco - 2.7%
 Anheuser-Busch Cos., Inc. . . . . . . . .     525,800            37,266
 Kellogg Co. . . . . . . . . . . . . . . .     394,100            12,143
 Philip Morris Cos., Inc.  . . . . . . . .     869,700            20,166
 Quaker Oats Co. . . . . . . . . . . . . .     375,700            24,655
 Universal Foods Corp. . . . . . . . . . .     137,300             2,798
 UST, Inc. . . . . . . . . . . . . . . . .     613,700            15,458
                                                              ----------
                                                                 112,486
Health Care Products - 8.8%
 Allergan, Inc.  . . . . . . . . . . . . .     251,600            12,517
 Baxter International, Inc . . . . . . . .     377,600            23,718
 Bristol-Myers Squibb Co . . . . . . . . .     848,600            54,469
 Cardinal Health, Inc. . . . . . . . . . .     364,400            17,446
 Eli Lilly & Co. . . . . . . . . . . . . .     276,600            18,394
 Johnson & Johnson . . . . . . . . . . . .     392,500            36,552
 Merck & Co., Inc. . . . . . . . . . . . .     786,400            52,738
 Pfizer, Inc.  . . . . . . . . . . . . . .     932,600            30,251
 Schering-Plough Corp. . . . . . . . . . .   1,028,300            43,381
 Warner-Lambert Co.  . . . . . . . . . . .   1,018,400            83,445
                                                              ----------
                                                                 372,911

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                 Market
              Name of Issuer                   Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Insurance - 4.6%
 American General Corp.  . . . . . . . . .     279,700        $   21,222
 American International Group, Inc. . . ..     455,300            49,229
 AXA Financial, Inc. . . . . . . . . . . .     807,200            27,344
 Hartford Financial Services Group, Inc. .     498,000            23,593
 Lincoln National Corp.  . . . . . . . . .     625,000            25,000
 Marsh & McLennan Cos., Inc. . . . . . . .     316,100            30,247
 Travelers Property Casualty Corp. - Cl. A     502,700            17,218
                                                              ----------
                                                                 193,853
Machinery - 0.8%
 Ingersoll-Rand Co.  . . . . . . . . . . .     588,500            32,404

Media - Publishing - 0.5%
 AT&T Corp. - Liberty Media Group -
  Cl. A *  . . . . . . . . . . . . . . . .     377,300            21,412

Media - TV / Radio - 2.3%
 CBS Corp. * . . . . . . . . . . . . . . .     287,500            18,382
 Time Warner, Inc. . . . . . . . . . . . .   1,108,200            80,275
                                                              ----------
                                                                  98,657
Oil - 2.6%
 Atlantic Richfield Co. (ARCO) . . . . . .     476,400            41,208
 Royal Dutch Petroleum Co. - NY Shares . .   1,133,300            68,494
                                                              ----------
                                                                 109,702
Oil - Equipment and Services - 1.1%
 Exxon Mobil Corp. . . . . . . . . . . . .     588,900            47,443

Oil and Natural Gas Exploration and Production - 2.0%
 BP Amoco plc - ADR  . . . . . . . . . . .     429,000            25,445
 Chevron Corp. . . . . . . . . . . . . . .     132,600            11,486
 Kerr-McGee Corp.  . . . . . . . . . . . .     587,500            36,425
 USX-Marathon Group  . . . . . . . . . . .     436,400            10,774
                                                              ----------
                                                                  84,130
Paper and Forest Products - 1.8%
 Boise Cascade Corp. . . . . . . . . . . .     101,600             4,115
 International Paper Co.  . . . . . . . ..     434,500            24,522
 Kimberly-Clark Corp.  . . . . . . . . . .     536,500            35,007
 Willamette Industries, Inc.  . . . . . ..     296,900            13,787
                                                              ----------
                                                                  77,431
Personal and Commercial Lending - 0.4%
 MBNA Corp.  . . . . . . . . . . . . . . .     619,400            16,879
Retail - Department Stores - 6.0%
 Dayton Hudson Corp. . . . . . . . . . . .     312,600            22,956
 Gap, Inc. . . . . . . . . . . . . . . . .     392,600            18,060
 Home Depot, Inc.  . . . . . . . . . . . .   1,030,200            70,633
 Limit ed, Inc.  . . . . . . . . . . . . .     323,600            14,016
 Lowe's Cos., Inc. . . . . . . . . . . . .     571,500            34,147
 May Department Stores Co. . . . . . . . .     298,100             9,614
 Tandy Corp. . . . . . . . . . . . . . . .     197,700             9,724
 TJX Cos., Inc.  . . . . . . . . . . . . .   1,141,300            23,325
 Wal-Mart Stores, Inc. . . . . . . . . . .     738,700            51,063
                                                              ----------
                                                                 253,538
Retail - Drug Stores - 0.3%
 CVS Corp. . . . . . . . . . . . . . . . .     322,800            12,892

Retail - Food - 0.3%
 Outback Steakhouse, Inc. * . . . . . . ..     442,500            11,477

Shoe and Apparel Manufacturing - 0.2%
 Tommy Hilfiger Corp. *  . . . . . . . . .     294,000             6,854

Telecommunication Equipment - 2.7%
 ADC Telecommunications, Inc. *  . . . . .     217,300            15,768
 Lucent Technologies, Inc. . . . . . . . .     947,400            70,877
 Tellabs, Inc. * . . . . . . . . . . . . .     398,100            25,553
                                                              ----------
                                                                 112,198
Telecommunication Services - 1.0%
 Clear Channel Communications, Inc. *  . .     342,300            30,550
 Sprint PCS (PCS Group) *  . . . . . . . .     134,200            13,756
                                                              ----------
                                                                  44,306
Telephone - 5.4%
 AT&T Corp.  . . . . . . . . . . . . . . .     723,800            36,733
 Bell Atlantic Corp. . . . . . . . . . . .     260,000            16,006
 BellSouth Corp. . . . . . . . . . . . . .     643,000            30,100
 GTE Corp. . . . . . . . . . . . . . . . .     140,700             9,928
 MCI WorldCom, Inc.  . . . . . . . . . . .   1,635,150            86,765
 SBC Communications, Inc.  . . . . . . . .     770,000            37,538
 Sprint Corp.  . . . . . . . . . . . . . .     152,200            10,245
                                                              ----------
                                                                 227,315
Transportation Services - 1.5%
 Kansas City Southern Industries, Inc. . .     229,700            17,141
 UAL Corp. . . . . . . . . . . . . . . . .     577,400            44,785
                                                              ----------
                                                                  61,926
U.S. Government Agencies - 1.2%
 Federal National Mortgage Assoc.  . . . .     828,600            51,735
                                                              ----------
                        TOTAL COMMON STOCK-       99.9%        4,215,909
                                            ----------        ----------
                         TOTAL INVESTMENTS-       99.9%        4,215,909
       Cash and Receivables, less payables-        0.1%            2,932
                                            ----------        ----------
                                NET ASSETS-      100.0%       $4,218,841
                                            ==========        ==========

* Non-income producing security.
ADR-American Depository Receipts
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                                 Market
        Name of Issuer                       Shares               Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 2.4%
 B.F. Goodrich Co. (US)....................  276,600          $    7,607
 General Dynamics Corp. (US)...............  277,100              14,617
 Honeywell International, Inc. (US)........  442,200              25,509
 United Technologies Corp. (US)............  520,800              33,852
                                                              ----------
                                                                  81,585
Agricultural Operations - 0.5%
 Monsanto Co. (US).........................  464,400              16,544

Auto and Truck Parts - 0.3%
 Borg-Warner Automotive, Inc. (US).........   97,200               3,937
 Lear Corp. * (US).........................  177,600               5,683
                                                              ----------
                                                                   9,620
Automobile - 0.7%
 Ford Motor Co. (US).......................  443,500              23,700

Banks - 2.2%
 Bank of Amreica Corp. (US)................  383,900              19,267
 Comerica, Inc. (US).......................  337,900              15,775
 Fifth Third Bancorp (US)..................  128,800               9,451
 FleetBoston Financial Corp. (US)..........  225,000               7,833
 Wells Fargo & Co. (US)....................  564,900              22,843
                                                              ----------
                                                                  75,169
Brokerage and Investment Management - 0.2%
 Morgan Stanley, Dean Witter, Discover &
  Co. (US).................................   45,000               6,424

Chemicals - 0.2%
 Solutia, Inc. (US)........................  450,200               6,950

Commercial Services - 0.4%
 Omnicom Group, Inc. (US)..................   85,000               8,500
 R.R. Donnelley & Sons Co. (US)............  195,000               4,838
                                                              ----------
                                                                  13,338
Computer Equipment - 3.9%
 Dell Computer Corp. * (US)................  446,100              22,751
 Hewlett-Packard Co. (US)..................  147,500              16,805
 Intel Corp. (US)..........................  612,700              50,433
 International Business Machines Corp
  (US).....................................  356,100              38,459
 Network Appliance, Inc. * (US)............   78,000               6,479
                                                              ----------
                                                                 134,927
Computer Software and Services - 6.9%
 America Online, Inc. * (US)...............  571,900              43,143
 Computer Associates International, Inc
  (US).....................................  330,400              23,107
 First Data Corp. (US).....................  239,900              11,830
 Microsoft Corp. (US)......................  862,900             100,743
 Oracle Corp. * (US).......................  284,900              31,927
 Sun Microsystems, Inc. * (US).............   80,000               6,195
 Yahoo!, Inc. * (US).......................   45,000              19,471
                                                              ----------
                                                                 236,416
Consumer - Miscellaneous - 0.9%
 Avery Dennison Corp. (US).................  131,000               9,546
 Black & Decker Corp. (US).................  385,700              20,153
                                                              ----------
                                                                  29,699
Cosmetics and Personal Care Products - 0.6%
 Avon Products, Inc. (US)..................  289,100               9,540
 Dial Corp. (US)...........................  502,500              12,217
                                                              ----------
                                                                  21,757
Diversified Operations - 4.3%
 General Electric Co. (US).................  595,500              92,153
 Illinois Tool Works, Inc. (US)............  223,200              15,080
 Reynolds & Reynolds Co. - Cl. A (US)......  179,500               4,039
 Textron, Inc. (US)........................  140,100              10,744
 Tyco International, Ltd. (US).............  666,000              25,891
                                                              ----------
                                                                 147,907
Electric Power - 1.8%
 Ameren Corp. (US).........................  251,100               8,224
 Edison International (US).................  534,000              13,984
 Florida Progress Corp. (US)...............  316,300              13,383
 Peco Energy Co. (US)......................  300,400              10,439
 Reliant Energy, Inc. (US).................  491,100              11,234
 Southern Co. (US).........................  193,900               4,557
                                                              ----------
                                                                  61,821
Electronic Products and Services - 4.2%
 Analog Devices, Inc. * (US)...............   70,401               6,548
 Cisco Systems, Inc. * (US)................  697,300              74,698
 LSI Logic Corp. * (US)....................   70,000               4,725
 Maxim Integrated Products, Inc. * (US)....  292,900              13,821
 Pitney Bowes, Inc. (US)...................  155,300               7,503
 SCI Systems, Inc. * (US)..................  113,400               9,320
 Texas Instruments, Inc. (US)..............  280,000              27,125
                                                              ----------
                                                                 143,740
Financial Services - 2.2%
 Associates First Capital Corp. - Cl. A *
  (US).....................................  218,002               5,981
 Citigroup, Inc. (US)......................1,178,600              65,486
 Mellon Financial Corp. (US)...............  166,100               5,658
                                                              ----------
                                                                  77,125
Food, Beverage and Tobacco - 1.7%
 Anheuser-Busch Cos., Inc. (US)............  284,500              20,164
 Kellogg Co. (US)..........................  197,400               6,083
 Philip Morris Cos., Inc. (US).............  432,200              10,022
 Quaker Oats Co. (US)......................  100,500               6,595
 Universal Foods Corp. (US)................  421,800               8,594
 UST, Inc. (US)............................  220,000               5,541
                                                              ----------
                                                                  56,999
Health Care Products - 5.5%
 Baxter International, Inc. (US)...........  132,300               8,310
 Bristol-Myers Squibb Co. (US).............  465,000              29,847

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                               Market
        Name of Issuer                  Shares                  Value
                                                               (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Cardinal Health, Inc. (US)................. 157,200               7,526
 Eli Lilly & Co. (US)....................... 130,800               8,698
 Genetech, Inc. * (US)......................  37,500               5,044
 Johnson & Johnson (US)..................... 241,300              22,471
 Merck & Co., Inc. (US)..................... 468,200              31,399
 Pfizer, Inc. (US).......................... 478,900              15,534
 Schering-Plough Corp. (US)................. 514,300              21,697
 Warner-Lambert Co. (US).................... 449,200              36,807
                                                              ----------
                                                                 187,333
Household Appliances / Furnishings - 0.1%
 Leggett & Platt, Inc. (US)................. 229,700               4,924

Housing - 0.1%
 Centex Corp. (US).......................... 168,000               4,147

Insurance - 2.7%
 American General Corp. (US)................ 105,400               7,997
 American International Group, Inc. (US).... 172,906              18,695
 AXA Financial, Inc. (US)................... 551,900              18,696
 Hartford Financial Services Group, Inc
  (US)...................................... 212,500              10,067
 Hartford Life, Inc. - Cl. A (US)........... 100,000               4,400
 Lincoln National Corp. (US)................ 289,400              11,576
 Marsh & McLennan Cos., Inc. (US)...........  56,400               5,397
 Travelers Property Casualty Corp. - Cl. A
  (US)...................................... 169,200               5,795
 XL Capital, Ltd. - Cl. A (BM).............. 182,400               9,462
                                                              ----------
                                                                  92,085
Machinery - 0.5%
 Ingersoll-Rand Co. (US).................... 279,300              15,379

Media - Publishing - 0.3%
 AT&T Corp. - Liberty Media Group -
 Cl. A * (US)............................... 200,000              11,350

Media - TV / Radio - 1.3%
 CBS Corp. * (US)........................... 133,200               8,516
 Time Warner, Inc. (US)..................... 503,200              36,451
                                                              ----------
                                                                  44,967
Oil - 1.6%
 Atlantic Richfield Co. (ARCO) (US)......... 218,900              18,935
 Conoco, Inc. - Cl. A (US).................. 179,800               4,450
 Royal Dutch Petroleum Co. - NY Shares
  (NL)...................................... 534,000              32,274
                                                              ----------
                                                                  55,659
Oil - Equipment and Services - 0.8%
 Exxon Mobil Corp. (US)..................... 351,202              28,294

Oil and Natural Gas Exploration and Production - 0.9%
 BP Amoco plc - ADR (GB).................... 220,600              13,084
 Chevron Corp. (US).........................  59,600               5,163
 Kerr-McGee Corp. (US)...................... 113,200               7,018
 USX-Marathon Group (US).................... 160,800               3,970
                                                              ----------
                                                                  29,235
Paper and Forest Products - 1.4%
 Boise Cascade Corp. (US)................... 180,400               7,306
 Champion International Corp. (US)..........  89,700               5,556
 International Paper Co. (US)............... 196,800              11,107
 Kimberly-Clark Corp. (US).................. 239,000              15,594
 Willamette Industries, Inc. (US)........... 173,800               8,071
                                                              ----------
                                                                  47,634
Personal and Commercial Lending - 0.2%
 MBNA Corp. (US)............................ 269,100               7,333

Retail - Department Stores - 3.7%
 Dayton Hudson Corp. (US)................... 104,400               7,667
 Gap, Inc. (US)............................. 140,000               6,440
 Home Depot, Inc. (US)...................... 578,550              39,667
 Limited, Inc. (US)......................... 102,300               4,431
 Lowe's Cos., Inc. (US)..................... 107,600               6,429
 May Department Stores Co. (US)............. 125,000               4,031
 Tandy Corp. (US)........................... 128,300               6,311
 TJX Cos., Inc. (US)........................ 497,100              10,159
 Wal-Mart Stores, Inc. (US)................. 620,000              42,858
                                                              ----------
                                                                 127,993
Retail - Food - 0.3%
 Brinker International, Inc. * (US)......... 178,700               4,289
 Outback Steakhouse, Inc. * (US)............ 163,000               4,228
                                                              ----------
                                                                   8,517
Shoe and Apparel Manufacturing - 0.3%
 Tommy Hilfiger Corp. * (GB)................ 490,800              11,442

Steel - 0.1%
 Nucor Corp. (US)...........................  80,100               4,390

Telecommunication Equipment - 1.6%
 Lucent Technologies, Inc. (US)............. 496,500              37,144
 Nokia Oyj - ADR (FI).......................  34,600               6,574
 Tellabs, Inc. * (US)....................... 169,200              10,861
                                                              ----------
                                                                  54,579
Telecommunication Services - 1.5%
 Clear Channel Communications, Inc. *
  (US)...................................... 300,000              26,775
 Sprint PCS * (US).......................... 239,200              24,518
                                                              ----------
                                                                  51,293
Telephone - 3.2%
 AT&T Corp. (US)............................ 365,600              18,554
 Bell Atlantic Corp. (US)................... 139,200               8,569
 BellSouth Corp. (US)....................... 237,600              11,123
 GTE Corp. (US).............................  76,500               5,398
 MCI WorldCom, Inc. (US).................... 913,500              48,473

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                               Market
        Name of Issuer                       Shares             Value
                                                               (000's)
COMMON STOCK - CONTINUED

Telephone - Continued
 SBC Communications, Inc. (US). . . . .      389,700          $   18,998
                                                              ----------
                                                                 111,115
Transportation Services - 1.1%
 Alaska Air Group, Inc. * (US). . . . .      116,200               4,082
 Kansas City Southern Industries,
  Inc. (US) . . . . . . . . . . . . . .      108,400               8,090
 Northwest Airlines Corp. * (US). . . .      173,000               3,849
 UAL Corp. (US) . . . . . . . . . . . .      125,000               9,695
 Union Pacific Corp. (US) . . . . . . .      264,600              11,543
                                                              ----------
                                                                  37,259
U.S. Government Agencies - 0.8%
 Federal National Mortgage
  Assoc. (US) . . . . . . . . . . . . .      424,100              26,480
                                                              ----------
           TOTAL COMMON STOCK-                  61.4%          2,105,129

                                               Par
                                              Value
                                             (000's)
CORPORATE BONDS

Financial Services - 0.9%
 Citibank Credit Card Master
   Trust I - Ser.
  1998-6 Cl. A (US)
 5.85% due 04/10/03 . . . . . . . . . .   $   32,235              31,839
Personal and Commercial Lending
  - 0.1%
 Chase Manhattan Credit Card
  Master Trust (US)
 7.04% due 02/15/05 . . . . . . . . . .        4,000               4,014
                                                              ----------
        TOTAL CORPORATE BONDS-                   1.0%             35,853
                                                              ----------

PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.3%
 Lockheed Martin Corp. - (US)
 6.85% due 05/15/01 . . . . . . . . . .        7,000               6,928
 Raytheon Co. - Notes (US)
 6.45% due 08/15/02 . . . . . . . . . .        2,290               2,238
                                                              ----------
                                                                   9,166
Automobile - 0.2%
 Ford Motor Co. - Bonds (US)
 6.625% due 10/01/28  . . . . . . . . .        9,405               8,179
Banks - 2.8%
 Banponce Financial Corp.
   Mountain Bank
  Ent - Ser C. (US)
 6.58% due 11/25/03 . . . . . . . . . .       11,040              10,656
 Capital One Bank - Notes (US)
 7.08% due 10/30/01 . . . . . . . . . .        2,950               2,929
 Deutsche Augleichsbank (DE)
 4.0% due 07/04/09  . . . . . . . . . .        6,000               5,303
 European Investment Bank -
  Notes (XU)
 3.0% due 09/20/06  . . . . . . . . . .      340,000               3,703
 6.0% due 11/26/04  . . . . . . . . . .        1,350               2,124
 8.75% due 08/25/17 . . . . . . . . . .          420                 886
 First Union Corp. - Notes (US)
 6.95% due 11/01/04 . . . . . . . . . .        9,150               8,988
 Firstar Bank (US)
 7.125% due 12/01/09  . . . . . . . . .        9,230               8,913
 International Bank of Reconstruction
  & Development - Notes (XU)
 2.0% due 02/18/08  . . . . . . . . . .      920,000               9,390
 4.5% due 06/20/00  . . . . . . . . . .      355,000               3,540
 4.5% due 03/20/03  . . . . . . . . . .    1,030,000              11,406
 4.75% due 12/20/04 . . . . . . . . . .      805,000               9,341
 9.25% due 07/20/07 . . . . . . . . . .        2,430               4,535
 J.P. Morgan & Co., Inc. - Sr.
  Notes (US)
 5.75% due 02/25/04 . . . . . . . . . .        3,000               2,848
 Korea Development Bank -
  Bonds (US)
 7.125% due 09/17/01  . . . . . . . . .        4,600               4,564
 Korea Development Bank -
  Notes (US)
 7.125% due 04/22/04  . . . . . . . . .        8,300               8,092
                                                              ----------
                                                                  97,218
Brokerage and Investment Management
 - 0.8%
 Goldman Sachs Group, Inc. - Notes (US)
 7.35% due 10/01/09 . . . . . . . . . .        6,375               6,227
 Lehman Brothers Holdings, Inc. -
  Notes (US)
 6.5% due 10/01/02  . . . . . . . . . .        7,455               7,285
 6.625% due 04/01/04  . . . . . . . . .       13,000              12,594
                                                              ----------
                                                                  26,106
Business Services - 0.1%
 Comdisco, Inc. - Notes (US)
 5.95% due 04/30/02 . . . . . . . . . .        4,200               4,046
Computer Equipment - 0.1%
 International Business Machines Corp.
  - Notes (US)
 5.625% due 04/12/04  . . . . . . . . .        2,870               2,722
Diversified Operations - 0.5%
 El Paso Energy Corp. - Sr. Notes (US)
 6.625% due 07/15/01  . . . . . . . . .        3,180               3,148
 Tyco International Group SA -
  Notes (LU)
 6.125% due 06/15/01  . . . . . . . . .        9,400               9,238
 Tyco International, Ltd. - Notes (BM)
 6.5% due 11/01/01  . . . . . . . . . .        5,000               4,959
                                                              ----------
                                                                  17,345
Electric Power - 0.2%
 Consolidated Edison, Inc. - Debs. (US)
 6.45% due 12/01/07 . . . . . . . . . .        4,200               3,950
 Ontario-Hydro (CA)
 9.0% due 06/24/02  . . . . . . . . . .        4,150               3,053
                                                              ----------
                                                                   7,003

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                               Par             Market
        Name of Issuer                        Value             Value
                                             (000's)           (000,s)
PUBLICLY-TRADED BONDS - CONTINUED

Financial Services - 3.4%
 Amresco Commercial Mortgage Funding I
  - Ser. 1997-C1 Cl. A3 (US)
 7.19% due 06/17/29 . . . . . . . . . . . $    6,980          $    6,863
 Associates Corp. of North America - Sr.
  Notes (US)
 5.5% due 02/15/02  . . . . . . . . . . .      4,000               3,886
 Baden-Wurttemberg L-Finance BV (DE)
 6.75% due 06/22/05 . . . . . . . . . . .      9,500               5,206
 Capital One Financial Corp. - Notes (US)
 7.25% due 12/01/03 . . . . . . . . . . .     10,000               9,707
 Chase Commercial Mortgage Securities
  Corp. - Ser. 1997-1 Cl. A2 (US)
 7.37% due 02/19/07 . . . . . . . . . . .     13,300              13,173
 Contimortgage Home Equity Loan Trust
  (US)
 6.0% due 12/25/16  . . . . . . . . . . .     15,000              14,686
 Finova Capital Corp. - Notes (US)
 7.25% due 11/08/04 . . . . . . . . . . .      7,785               7,700
 Green Tree Financial Corp. (US)
 6.68% due 01/15/29 . . . . . . . . . . .     12,400              12,303
 KFW International Finance - Debs. (US)
 10.625% due 09/03/01 . . . . . . . . . .      1,000               1,701
 Mortgage Capital Funding, Inc. - Ser.
  1996 - MC2 Cl. A1 (US)
 6.758% due 02/20/04  . . . . . . . . . .      7,542               7,454
 PNC Funding Corp. - Sub. Notes (US)
 7.5% due 11/01/09  . . . . . . . . . . .     10,040               9,887
 Residential Asset Securities Corp. (US)
 6.11% due 05/25/24 . . . . . . . . . . .     10,000               9,711
 Salomon, Inc. - Sr. Notes (US)
 7.2% due 02/01/04  . . . . . . . . . . .      2,300               2,280
 Southern Pacific Secured Assets Corp.
 (US) 6.27% due 03/25/19  . . . . . . . .      5,940               5,872
 U.S. West Capital Funding, Inc. (a) -
  Notes 144A (a) (US)
 6.875% due 08/15/01  . . . . . . . . . .      6,265               6,244
                                                              ----------
                                                                 116,673
Food, Beverage and Tobacco - 0.4%
 Philip Morris Cos., Inc. (US)
 7.625% due 05/15/02  . . . . . . . . . .      5,670               5,647
 8.25% due 10/15/03 . . . . . . . . . . .      7,555               7,606
                                                              ----------
                                                                  13,253
Foreign - 0.2%
 Queensland Treasury Corp. - Bonds (AU)
 6.5% due 06/14/05  . . . . . . . . . . .        600                 386
 8.0% due 08/14/01  . . . . . . . . . . .        700                 472
 8.0% due 09/14/07  . . . . . . . . . . .      1,350                 932
 Treuhandanstalt (DE)
 7.75% due 10/01/02 . . . . . . . . . . .      6,410               6,992
                                                              ----------
                                                                   8,782
Foreign Governmental - 4.1%
 Government of Canada - Notes (CA)
 1.9% due 03/23/09  . . . . . . . . . . .    385,000               3,815
 9.75% due 06/01/21 . . . . . . . . . . .      2,000               1,922
 11.0% due 06/01/09 . . . . . . . . . . .      2,830               2,606
 12.0% due 03/01/05 . . . . . . . . . . .        500                 432
 Government of France - Bonds (FR)
 8.5% due 04/25/03  . . . . . . . . . . .      7,300               8,185
 9.5% due 01/25/01  . . . . . . . . . . .      6,860               7,309
 Government of Japan - Bonds (JP)
 2.9% due 09/20/19  . . . . . . . . . . .    720,000               7,648
 3.4% due 03/22/04  . . . . . . . . . . .    500,000               5,421
 Government of Netherlands - Bonds (NL)
 6.5% due 04/15/03  . . . . . . . . . . .      5,200               5,507
 7.75% due 03/01/05 . . . . . . . . . . .      9,600              10,840
 8.75% due 05/01/00 . . . . . . . . . . .      3,000               3,070
 Government of Sweden - Debs. (SE)
 6.5% due 10/25/06  . . . . . . . . . . .      7,900                 974
 6.75% due 05/05/14 . . . . . . . . . . .      4,700                 594
 Government of Sweden - Bonds (SE)
 10.25% due 05/05/00  . . . . . . . . . .      1,600                 192
 10.25% due 05/05/03  . . . . . . . . . .     12,900               1,741
 Hydro-Quebec - Bonds (CA)
 10.875% due 07/25/01 . . . . . . . . . .        500                 371
 Kingdom of Denmark - Bonds (DK)
 7.0% due 11/15/07  . . . . . . . . . . .      5,000                 736
 7.0% due 11/10/24  . . . . . . . . . . .      3,400                 510
 8.0% due 05/15/03  . . . . . . . . . . .      9,000               1,324
 9.0% due 11/15/00  . . . . . . . . . . .      5,400                 760
 Kingdom of Spain - Notes (ES)
 3.1% due 09/20/06  . . . . . . . . . . .  1,280,000              13,911
 Province of Ontario (CA)
 7.75% due 06/04/02 . . . . . . . . . . .      4,000               4,069
 Province of Quebec - Debs. (CA)
 7.5% due 07/15/23  . . . . . . . . . . .     12,970              12,572
 7.5% due 09/15/29  . . . . . . . . . . .      9,030               8,753
 Republic of Chile (US)
 6.875% due 04/28/09  . . . . . . . . . .      1,000                 927
 Republic of Italy - Notes (IT)
 3.5% due 06/20/01  . . . . . . . . . . .    800,000               8,208
 4.5% due 05/01/09  . . . . . . . . . . .      1,400               1,304
 8.5% due 01/01/04  . . . . . . . . . . .      6,800               7,709
 9.0% due 11/01/23  . . . . . . . . . . .      8,000              10,877
 10.5% due 04/28/14 . . . . . . . . . . .      3,350               7,653
                                                              ----------
                                                                 139,940
Health Care Products - 0.2%
 Beckman Instruments, Inc. - (US)
 7.1% due 03/04/03  . . . . . . . . . . .      6,000               5,691
Health Care Services - 0.5%
 Columbia/HCA Healthcare Corp. - Notes
  (US)
 6.41% due 06/15/00 . . . . . . . . . . .      3,290               3,268

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                               Par             Market
        Name of Issuer                        Value             Value
                                             (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED
Health Care Services - Continued
 Tenet Healthcare Corp. - Sr. Notes (US)
 8.0% due 01/15/05  . . . . . . . . . . . $   14,000          $   13,475
                                                              ----------
                                                                  16,743
Media - Publishing - 0.3%
 News America, Inc. (US)
 7.625% due 11/30/28  . . . . . . . . . .     11,500              10,687

Media - TV / Radio - 0.6%
 Cox Communications, Inc. - Notes (US)
 6.8% due 08/01/28  . . . . . . . . . . .      3,115               2,711
 Time Warner, Inc. - Notes (US)
 8.11% due 08/15/06 . . . . . . . . . . .      1,325               1,355
 8.18% due 08/15/07 . . . . . . . . . . .      5,770               5,922
 Viacom, Inc. - Sr. Notes (US)
 7.75% due 06/01/05 . . . . . . . . . . .     11,525              11,650
                                                              ----------
                                                                  21,638
Municipals - 0.2%
 Tennessee Valley Authority - Bonds (US)
 6.375% due 09/18/06  . . . . . . . . . .     11,000               5,994

Natural Gas Distribution - 0.5%
 KN Energy, Inc. - Sr. Notes (US)
 6.45% due 11/30/01 . . . . . . . . . . .      7,555               7,460
 6.45% due 03/01/03 . . . . . . . . . . .      4,590               4,451
 Williams Cos., Inc. - Notes (US)
 6.125% due 02/01/01  . . . . . . . . . .      4,525               4,479
 Williams Gas Pipeline Center (a) - Sr.
  Notes 144A (a) (US)
 7.375% due 11/15/06  . . . . . . . . . .      1,300               1,268
                                                              ----------
                                                                  17,658
Oil - 0.1%
 Conoco, Inc. - Notes (US)
 5.9% due 04/15/04  . . . . . . . . . . .      2,000               1,907

Oil - Equipment and Services - 0.4%
 Petroleum Geo-Services ASA - Sr. Notes
  (NO)
 7.125% due 03/30/28  . . . . . . . . . .     17,100              14,916
Oil and Natural Gas Exploration
  and Production - 0.0%
 Amerada Hess Corp. - Bonds (US)
 7.875% due 10/01/29  . . . . . . . . . .      1,790               1,750

Paper and Forest Products - 0.1%
 Georgia-Pacific Corp. - Bonds (US)
 7.75% due 11/15/29 . . . . . . . . . . .      2,570               2,449

Personal and Commercial Lending - 2.2%
 Countrywide Home Loan Corp. (US)
 6.25% due 04/15/09 . . . . . . . . . . .        800                 718
 CS First Boston Mortgage Securities
 Corp. (US)
 6.91% due 01/15/08 . . . . . . . . . . .      8,076               7,920
 EQCC Home Equity Loan Trust (US)
 6.223% due 06/25/11  . . . . . . . . . .      9,300               9,160
 Ford Motor Credit Co. (LU)
 5.25% due 06/16/08 . . . . . . . . . . .     10,250               5,010
 Ford Motor Credit Co. - Notes (LU)
 6.125% due 04/28/03  . . . . . . . . . .      5,000               4,849
 General Motors Acceptance Corp. (US)
 4.0% due 02/09/06  . . . . . . . . . . .      6,800               6,298
 General Motors Acceptance Corp. - Bond
  (US)
 5.5% due 01/14/02  . . . . . . . . . . .      5,000               4,860
 Household Finance Corp. - Sr. Notes (US)
 5.125% due 06/24/09  . . . . . . . . . .      6,300               5,805
 Household Finance Corp. - Notes (US)
 6.0% due 05/01/04  . . . . . . . . . . .      4,000               3,798
 Money Store Home Equity Trust - Ser.
  1996-B A7 (US)
 7.55% due 02/15/20 . . . . . . . . . . .     12,547              12,542
 Residential Asset Securities Corp. (US)
 7.18% due 01/25/25 . . . . . . . . . . .      4,000               3,976
 Residential Funding Mortgage Securities
  (US)
 6.78% due 07/25/10 . . . . . . . . . . .      9,740               9,694
                                                              ----------
                                                                  74,630
Pollution Control - 0.1%
 WMX Technologies, Inc. - Notes (US)
 7.125% due 06/15/01  . . . . . . . . . .      2,715               2,631
Retail - Department Stores - 0.2%
 Federated Department Stores, Inc. - Sr.
  Notes (US)
 8.5% due 06/15/03  . . . . . . . . . . .      7,445               7,677
Retail - Food - 0.1%
 The Kroger Co. - Sr. Notes (US)
 8.0% due 09/15/29  . . . . . . . . . . .      4,180               4,082
Telecommunication Services - 0.3%
 Cox Communications, Inc. - Notes (US)
 7.0% due 08/15/01  . . . . . . . . . . .      9,125               9,104
Telephone - 1.1%
 AT&T Corp. - Notes (US)
 5.625% due 03/15/04  . . . . . . . . . .      4,000               3,792
 6.5% due 03/15/29  . . . . . . . . . . .     15,370              13,159
 MCI WorldCom, Inc. - Sr. Notes (US)
 6.95% due 08/15/28 . . . . . . . . . . .      7,790               7,106
 7.75% due 04/01/07 . . . . . . . . . . .      6,560               6,687
 Sprint Capital Corp. (US)
 6.875% due 11/15/28  . . . . . . . . . .      9,050               8,051
                                                              ----------
                                                                  38,795
Transportation Services - 0.5%
 Delta Air Lines, Inc. - Debs. 144A (a) (US)
 8.3% due 12/15/29  . . . . . . . . . . .     18,390              17,814

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                               Par              Market
        Name of Issuer                        Value              Value
                                             (000's)            (000's)
PUBLICLY-TRADED BONDS - CONTINUED

U.S. Government Agencies - 12.7%
 Federal Home Loan Mortgage Corp. (US)
 6.0% due 03/15/17  . . . . . . . . . . . $   16,267          $   15,922
 6.0% due 12/15/26  . . . . . . . . . . .     25,000              21,734
 Federal National Mortgage Assoc. (US)
 6.0% due 01/31/30  . . . . . . . . . . .     92,210              89,498
 6.0% due 05/15/08  . . . . . . . . . . .      9,500               8,894
 6.0% due 09/25/14  . . . . . . . . . . .     22,745              22,190
 6.5% due 01/31/30  . . . . . . . . . . .     73,695              72,856
 7.0% due 01/31/30  . . . . . . . . . . .     14,000              13,536
 7.0% due 06/18/13  . . . . . . . . . . .     21,418              21,291
 7.0% due 04/01/29  . . . . . . . . . . .     19,398              19,198
 7.5% due 01/31/30  . . . . . . . . . . .     49,850              49,289
 Government National Mortgage Assoc. (US)
 6.0% due 01/31/30  . . . . . . . . . . .     13,605              13,473
 7.0% due 01/31/30  . . . . . . . . . . .     62,110              59,975
 8.0% due 12/15/17  . . . . . . . . . . .     25,896              26,484
                                                              ----------
                                                                 434,340
U.S. Governmental - 2.6%
 U.S. Treasury - Bonds (US)
 5.25% due 02/15/29 . . . . . . . . . . .     52,635              43,522
 6.75% due 08/15/26 # . . . . . . . . . .      7,660               7,696
 8.875% due 08/15/17  . . . . . . . . . .      9,500              11,482
 U.S. Treasury - Notes (US)
 5.75% due 04/30/03 # . . . . . . . . . .      3,000               2,945
 5.875% due 11/15/04  . . . . . . . . . .     25,980              25,473
                                                              ----------
                                                                  91,118
                                                              ----------
  TOTAL PUBLICLY-TRADED BONDS-                  35.8%          1,230,057
                                                              ----------

SHORT-TERM INVESTMENTS - 9.9%
 Investment in joint trading account
  (Note B) (US)
  5.242% due 01/03/00 . . . . . . . . . .    338,170             338,170
                                          ----------          ----------
                       TOTAL INVESTMENTS-      108.1%          3,709,209
     Payables, less cash and receivables-       (8.1)%          (278,290)
                                          ----------          ----------
                              NET ASSETS-      100.0%         $3,430,919
                                          ==========          ==========

*    Non-income producing security.
ADR - American Depository Receipt
# Securities, or a portion thereof, with an aggregate market value of $4,804 have been segregated to collateralize financial futures contracts.
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $25,326 or 0.74% of net assets of the Portfolio.

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY COUNTRY


                                  Market        % of
                    Country       Value       Long-Term
    Country      Abbreviation    (000's)     Investments
United States. .      US        $3,046,853      90.4%
Netherlands  . .      NL            51,691       1.5%
Bermuda  . . . .      BM            40,312       1.2%
Canada . . . . .      CA            37,593       1.1%
Italy  . . . . .      IT            35,751       1.1%
United Kingdom .      GB            24,526       0.7%
Japan  . . . . .      JP            22,410       0.7%
Supra National .      XU            18,514       0.5%
Germany  . . . .      DE            17,501       0.5%
Luxembourg . . .      LU            16,372       0.5%
France . . . . .      FR            15,494       0.5%
Norway . . . . .      NO            14,916       0.4%
Spain  . . . . .      ES            13,911       0.4%
Finland  . . . .      FI             6,574       0.2%
Sweden . . . . .      SE             3,501       0.1%
Denmark  . . . .      DK             3,330       0.1%
Australia  . . .      AU             1,790       0.1%
                                ----------     -----
                                $3,371,039     100.0%
                                ==========     =====

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO

                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.7%
 Raytheon Co. - Notes
 6.45% due 08/15/02  . . . . . . . . . . . . .   $  500        $   489
Banks - 15.2%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 . . . . . . . . . . . . .    1,900          1,856
 Banponce Corp. - Notes
 6.54% due 11/06/01  . . . . . . . . . . . . .    1,000            987
 6.55% due 10/10/00  . . . . . . . . . . . . .    1,100          1,097
 Capital One Bank - Notes
 7.0% due 04/30/01 . . . . . . . . . . . . . .    1,000            995
 First Hawaiian, Inc. - Sub. Notes
 6.25% due 08/15/00  . . . . . . . . . . . . .    2,000          1,993
 First Union Corp. - Notes
 6.95% due 11/01/04  . . . . . . . . . . . . .      500            491
 J.P. Morgan & Co., Inc. - Sr. Notes
 5.75% due 02/25/04  . . . . . . . . . . . . .    1,000            949
 Korea Development Bank - Bonds
 7.125% due 09/17/01 . . . . . . . . . . . . .      500            496
 Star Banc Corp. - Notes
 5.875% due 11/01/03 . . . . . . . . . . . . .      600            572
 Westpac Banking Corp. - Sub. Debs.
 9.125% due 08/15/01 . . . . . . . . . . . . .    1,000          1,029
                                                               -------
                                                                10,465
Brokerage and Investment Management - 7.0%
 Donaldson, Lufkin & Jenrette, Inc. - Sr. Notes
 5.875% due 04/01/02 . . . . . . . . . . . . .    1,900          1,844
 Lehman Brothers Holdings, Inc. - Notes
 6.5% due 10/01/02 . . . . . . . . . . . . . .      470            459
 6.625% due 04/01/04 . . . . . . . . . . . . .      550            533
 Morgan Stanley, Dean Witter, Discover & Co.
 5.625% due 01/20/04 . . . . . . . . . . . . .      500            472
 Paine Webber Group, Inc. - Notes
 7.0% due 03/01/00 . . . . . . . . . . . . . .    1,500          1,501
                                                               -------
                                                                 4,809
Business Services - 0.7%
 Comdisco, Inc. - Notes
 5.95% due 04/30/02  . . . . . . . . . . . . .      500            482
Computer Equipment - 0.7%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 . . . . . . . . . . . . .      500            474
Cosmetics and Personal Care Products - 2.8%
 Dial Corp. - Notes
 5.9% due 10/25/01 . . . . . . . . . . . . . .    2,000          1,952
Diversified Operations - 3.8%
 CMS Panhandle Holding - Sr. Notes
 6.125% due 03/15/04 . . . . . . . . . . . . .    1,000            946
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01 . . . . . . . . . . . . .      500            495
 Tyco International Group SA
 6.125% due 06/15/01 . . . . . . . . . . . . .    1,200          1,179
                                                               -------
                                                                 2,620
Electric Power - 0.7%
 Niagara Mohawk Power Corp. - Sr. Notes
 7.25% due 10/01/02  . . . . . . . . . . . . .      499            497
Financial Services - 10.2%
 Associates Corp. of North America - Sr. Notes
 5.75% due 11/01/03  . . . . . . . . . . . . .      450            428
 AT&T Capital Corp.
 6.875% due 01/16/01 . . . . . . . . . . . . .      910            909
 Finova Capital Corp. - Notes
 5.875% due 10/15/01 . . . . . . . . . . . . .      500            490
 Gatx Capital Corp. - Notes
 6.5% due 11/01/00 . . . . . . . . . . . . . .    1,750          1,745
 Heller Financial, Inc. - Notes
 6.25% due 03/01/01  . . . . . . . . . . . . .    1,500          1,486
 PNC Funding Corp.
 7.0% due 09/01/04 . . . . . . . . . . . . . .      500            492
 Salomon, Inc.  - Sr. Notes
 7.2% due 02/01/04 . . . . . . . . . . . . . .      500            496
 Textron Financial Corp. - Notes
 7.125% due 12/09/04 . . . . . . . . . . . . .      500            494
 U.S. West Capital Funding, Inc. (a) - Notes
  144A (a)
 6.875% due 08/15/01 . . . . . . . . . . . . .      500            498
                                                               -------
                                                                 7,038
Food, Beverage and Tobacco - 2.3%
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03  . . . . . . . . . . . . .    1,570          1,581
Health Care Products - 2.0%
 Beckman Instruments, Inc. - Sr. Notes
 7.1% due 03/04/03 . . . . . . . . . . . . . .    1,475          1,399
Health Care Services - 3.2%
 Columbia/HCA Healthcare Corp. - Notes
 6.41% due 06/15/00  . . . . . . . . . . . . .      230            228
 Tenet Healthcare Corp. - Sr. Notes
 8.625% due 12/01/03 . . . . . . . . . . . . .    2,000          1,995
                                                               -------
                                                                 2,223
Media - TV / Radio - 1.5%
 Continental Cablevision - Sr. Notes
 8.5% due 09/15/01 . . . . . . . . . . . . . .    1,010          1,034
Natural Gas Distribution - 4.9%
 Enron Corp. - Debs.
 9.125% due 04/01/03 . . . . . . . . . . . . .      500            523
 KN Energy, Inc. - Sr. Notes
 6.45% due 03/01/03  . . . . . . . . . . . . .    1,300          1,261
 Williams Cos., Inc. - Notes
 6.125% due 02/01/01 . . . . . . . . . . . . .    1,600          1,584
                                                               -------
                                                                 3,368
Oil - 1.5%
 Coastal Corp. - Sr. Notes
 8.125% due 09/15/02 . . . . . . . . . . . . .      500            512

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO

                                                   Par         Market
                Name of Issuer                    Value         Value
                                                 (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Oil - Continued
 Conoco, Inc. - Notes
 5.9% due 04/15/04 . . . . . . . . . . . . . .   $  550        $   524
                                                               -------
                                                                 1,036
Oil - Equipment and Services - 1.4%
 Petroleum-Geo Services ASA - Bonds
 6.25% due 11/19/03  . . . . . . . . . . . . .    1,000            952

Oil and Natural Gas Exploration and Production - 1.5%
 Occidental Petroleum Corp. - Notes
 8.5% due 11/09/01 . . . . . . . . . . . . . .    1,000          1,021

Personal and Commercial Lending - 11.1%
 American General Finance Corp. - Notes
 5.75% due 11/23/01  . . . . . . . . . . . . .    1,270          1,241
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03 . . . . . . . . . . . . .    1,500          1,455
 General Motors Acceptance Corp. - Notes
 5.95% due 04/20/01  . . . . . . . . . . . . .    1,200          1,189
 Household Finance Corp. - Notes
 6.0% due 05/01/04 . . . . . . . . . . . . . .    1,000            950
 MBNA America Bank N.A. - Notes
 5.96% due 08/10/00  . . . . . . . . . . . . .    2,000          1,989
 Money Store Home Equity Trust - Ser. 1997-D
  AF3
 6.345% due 11/15/21 . . . . . . . . . . . . .      528            523
 Money Store Home Equity Trust - Ser. 1996-B
  A7
 7.55% due 02/15/20  . . . . . . . . . . . . .      290            290
                                                               -------
                                                                 7,637
Pollution Control - 0.8%
 WMX Technologies, Inc. - Notes
 7.125% due 06/15/01 . . . . . . . . . . . . .      570            552

Real Estate Investment Trust - 2.0%
 Franchise Finance Corp. of America - Sr. Notes
 7.0% due 11/30/00 . . . . . . . . . . . . . .    1,400          1,390

Retail - Department Stores - 3.0%
 Dillard's, Inc. - Notes
 5.79% due 11/15/01  . . . . . . . . . . . . .      975            944
 Federated Department Stores, Inc. - Sr. Notes
 8.5% due 06/15/03 . . . . . . . . . . . . . .    1,090          1,124
                                                               -------
                                                                 2,068
Retail - Food - 0.7%
 Safeway, Inc. - Notes
 5.875% due 11/15/01 . . . . . . . . . . . . .      500            489

Telecommunication Services - 2.2%
 Cox Communications, Inc. - Notes
 7.0% due 08/15/01 . . . . . . . . . . . . . .    1,500          1,497

Telephone - 2.2%
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01 . . . . . . . . . . . . .    1,500          1,484

Transportation Services - 2.9%
 Norfolk Southern Corp. - Notes
 6.875% due 05/01/01 . . . . . . . . . . . . .    2,000          1,993

U.S. Government Agencies - 6.4%
 Federal Home Loan Bank
 8.0% due 06/01/10 . . . . . . . . . . . . . .    1,472          1,497
 Federal National Mortgage Assoc.
 7.0% due 12/01/10 . . . . . . . . . . . . . .    2,039          2,018
 7.0% due 06/18/13 . . . . . . . . . . . . . .      882            877
                                                               -------
                                                                 4,392
U.S. Governmental - 2.9%
 U.S. Treasury - Notes
 5.5% due 07/31/01 . . . . . . . . . . . . . .    2,000          1,978
                                                               -------
                   TOTAL PUBLICLY-TRADED BONDS-    94.3%        64,920


SHORT-TERM INVESTMENTS - 4.2%
Investment in joint trading account (Note B)
  5.242% due 01/03/00  . . . . . . . . . . . .    2,908          2,908
                                                -------        -------
                             TOTAL INVESTMENTS-    98.5%        67,828
           Cash and Receivables, less payables-     1.5%         1,016
                                                 ------        -------
                                    NET ASSETS-   100.0%       $68,844
                                                 ======        =======

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $498 or 0.72% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 0.4%
 Esterline Technologies Corp. * . . . . . . .    14,100        $   163
 GenCorp, Inc.  . . . . . . . . . . . . . . .     9,900             98
                                                               -------
                                                                   261
Auto and Truck Parts - 1.4%
 Arvin Industries, Inc. . . . . . . . . . . .    21,000            596
 Avis Rent A Car, Inc. *  . . . . . . . . . .     8,100            207
 Tower Automotive, Inc. * . . . . . . . . . .     9,600            148
                                                               -------
                                                                   951
Automobile - 1.3%
 Copart, Inc. . . . . . . . . . . . . . . . .    14,000            609
 Oshkosh Truck Corp.  . . . . . . . . . . . .    10,500            308
                                                               -------
                                                                   917
Banks - 11.5%
 Bancwest Corp. . . . . . . . . . . . . . . .    30,600            597
 Bank United Corp. - Cl. A  . . . . . . . . .    17,600            480
 Commerce Bancorp, Inc. . . . . . . . . . . .    12,086            489
 Dime Community Bancshares  . . . . . . . . .    12,300            227
 Downey Financial Corp. . . . . . . . . . . .    20,090            405
 East West Bancorp, Inc.  . . . . . . . . . .    37,000            423
 Greater Bay Bancorp  . . . . . . . . . . . .     6,600            283
 Hudson United Bancorp  . . . . . . . . . . .    15,494            396
 Imperial Bancorp * . . . . . . . . . . . . .    29,042            701
 MAF Bancorp, Inc.  . . . . . . . . . . . . .    17,100            358
 OceanFirst Financial Corp. . . . . . . . . .    18,000            312
 PFF Bancorp, Inc. *  . . . . . . . . . . . .    17,200            333
 Provident Bankshares Corp. * . . . . . . . .     8,599            149
 Republic Bancorp, Inc. . . . . . . . . . . .    47,410            576
 Richmond County Financial Corp.  . . . . . .    14,100            255
 Silicon Valley Bancshares *  . . . . . . . .    13,800            683
 Southwest Bancorporation of Texas, Inc. *  .    13,200            261
 Washington Federal, Inc. . . . . . . . . . .    32,700            646
 Webster Financial Corp.  . . . . . . . . . .    16,300            384
                                                               -------
                                                                 7,958
Brokerage and Investment Management - 1.2%
 Affiliated Managers Group, Inc. *  . . . . .     7,100            287
 Jefferies Group, Inc.  . . . . . . . . . . .    24,400            537
                                                               -------
                                                                   824
Business Services - 0.4%
 American Management Systems, Inc. *  . . . .     8,800            276

Chemicals - 2.2%
 A. Schulman, Inc.  . . . . . . . . . . . . .     9,900            161
 Ferro Corp.  . . . . . . . . . . . . . . . .    12,000            264
 Geon Co. . . . . . . . . . . . . . . . . . .     8,000            260
 Spartech Corp. . . . . . . . . . . . . . . .    10,500            339
 W.R. Grace & Co. . . . . . . . . . . . . . .    36,900            512
                                                               -------
                                                                 1,536
Commercial Services - 0.9%
 Bowne & Co., Inc.  . . . . . . . . . . . . .    11,400            154
 DeVry, Inc. *  . . . . . . . . . . . . . . .    16,800            313
 Mail-Well Holdings, Inc. * . . . . . . . . .    12,600            170
                                                               -------
                                                                   637
Computer Software and Services - 1.0%
 Acclaim Entertainment, Inc. *  . . . . . . .    21,500            110
 Computer Task Group, Inc.  . . . . . . . . .    11,500            170
 Micros Systems, Inc. . . . . . . . . . . . .     5,600            415
                                                               -------
                                                                   695
Construction - 3.2%
 Centex Construction Products, Inc. . . . . .     4,500            176
 Elcor Corp.  . . . . . . . . . . . . . . . .    12,700            383
 Foster Wheeler Corp. . . . . . . . . . . . .    21,100            187
 Granite Construction, Inc. . . . . . . . . .    15,100            278
 Insituform Technologies, Inc. - Cl. A *  . .    15,300            432
 Nortek, Inc. . . . . . . . . . . . . . . . .     5,600            157
 NVR, Inc. *  . . . . . . . . . . . . . . . .    11,900            568
                                                               -------
                                                                 2,181
Consumer - Miscellaneous - 0.6%
 Fossil, Inc. * . . . . . . . . . . . . . . .    10,800            250
 Tupperware Corp. . . . . . . . . . . . . . .    11,500            195
                                                               -------
                                                                   445
Containers - 0.6%
 Healthcare Realty Trust, Inc.  . . . . . . .    26,000            406

Cosmetics and Personal Care Products - 0.8%
 AptarGroup, Inc. . . . . . . . . . . . . . .    22,100            555

Diversified Operations - 2.5%
 Chemed Corp. . . . . . . . . . . . . . . . .    10,800            309
 Dexter Corp. . . . . . . . . . . . . . . . .    12,300            489
 Gerber Scientific, Inc.  . . . . . . . . . .     9,900            217
 Mark IV Industries, Inc. . . . . . . . . . .     7,200            127
 Roper Industries, Inc. . . . . . . . . . . .     5,300            201
 Waste Connections, Inc. *  . . . . . . . . .    16,900            244
 Watts Industries, Inc. - Cl. A . . . . . . .     9,100            134
                                                               -------
                                                                 1,721
Electric Power - 2.5%
 Cleco Corp.  . . . . . . . . . . . . . . . .    14,000            449
 Idacorp, Inc.  . . . . . . . . . . . . . . .    22,500            603
 Minnesota Power, Inc.  . . . . . . . . . . .     9,400            159
 Public Service Co. of New Mexico . . . . . .    32,000            520
                                                               -------
                                                                 1,731
Electrical Equipment - 0.3%
 Integrated Device Technology, Inc. * . . . .     8,200            238

Electronic Products and Services - 5.7%
 Cypress Semiconductor Corp. *  . . . . . . .     7,100            230
 Dallas Semiconductor Corp. . . . . . . . . .     6,700            432
 Elantec Semiconductor, Inc. *  . . . . . . .     7,400            244
 Kemet Corp. *  . . . . . . . . . . . . . . .     6,100            275
 Lam Research Corp. * . . . . . . . . . . . .     5,700            636
 Lattice Semiconductor Corp. *  . . . . . . .     4,400            207
 Park Electrochemical Corp. . . . . . . . . .     7,400            197

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Electronic Products and Services - Continued
 PerkinElmer, Inc.  . . . . . . . . . . . . .    10,200        $   425
 Pioneer Standard Electronics, Inc. . . . . .    11,300            163
 Sensormatic Electronics Corp. *  . . . . . .    19,400            338
 Tektronix, Inc.  . . . . . . . . . . . . . .     8,600            334
 Three-Five Systems, Inc. * . . . . . . . . .    10,267            421
                                                               -------
                                                                 3,902
Engineering and Construction - 0.4%
 EMCOR Group, Inc. *  . . . . . . . . . . . .    14,700            268
Financial Services - 1.1%
 Advanta Corp. - Cl. A  . . . . . . . . . . .    28,800            526
 Doral Financial Corp.  . . . . . . . . . . .    20,800            256
                                                               -------
                                                                   782
Food, Beverage and Tobacco - 2.8%
 Canandaigua Brands, Inc. - Cl. A * . . . . .     3,100            158
 Corn Products International, Inc.  . . . . .    26,000            851
 Earthgrains Co.  . . . . . . . . . . . . . .     7,300            118
 International Multifoods Corp. . . . . . . .     8,200            109
 Universal Corp.  . . . . . . . . . . . . . .    29,600            675
                                                               -------
                                                                 1,911
Health Care Products - 1.6%
 Alpharma, Inc. - Cl. A . . . . . . . . . . .    14,300            440
 Datascope Corp. *  . . . . . . . . . . . . .     7,000            280
 Hanger Orthopedic Group, Inc.  . . . . . . .    12,400            124
 Mentor Corp. Minnesota . . . . . . . . . . .     4,900            126
 Scott Technologies, Inc. . . . . . . . . . .     8,300            157
                                                               -------
                                                                 1,127
Health Care Services - 0.9%
 Bindley Western Industries, Inc. . . . . . .    28,221            425
 Hooper Holmes, Inc.  . . . . . . . . . . . .     8,400            216
                                                               -------
                                                                   641
Household Appliances / Furnishings - 1.4%
 Ethan Allen Interiors, Inc.  . . . . . . . .     5,550            178
 Salton, Inc. * . . . . . . . . . . . . . . .     7,600            254
 Springs Industries, Inc. - Cl. A . . . . . .    13,500            539
                                                               -------
                                                                   971
Housing - 0.5%
 Pulte Corp.  . . . . . . . . . . . . . . . .    14,600            329
Insurance - 5.2%
 Commerce Group, Inc. . . . . . . . . . . . .     8,900            233
 Delphi Financial Group, Inc. - Cl. A * . . .    13,399            402
 E.W. Blanch Holdings, Inc. . . . . . . . . .     3,400            208
 Enhance Financial Services Group, Inc. . . .    16,900            275
 Everest Reinsurance Holdings . . . . . . . .     8,000            179
 Fidelity National Financial, Inc.  . . . . .     9,800            141
 Ohio Casualty Corp.  . . . . . . . . . . . .    19,200            308
 Presidential Life Corp.  . . . . . . . . . .    10,000            184
 Radian Group, Inc. . . . . . . . . . . . . .     5,700            272
 Selective Insurance Group  . . . . . . . . .    39,300            675
 Stancorp Financial Group, Inc. . . . . . . .     7,400            186
 The MONY Group, Inc. . . . . . . . . . . . .    11,700            341
 UICI * . . . . . . . . . . . . . . . . . . .    14,200            150
                                                               -------
                                                                 3,554
Leisure and Recreation - 2.3%
 Argosy Gaming Co. *  . . . . . . . . . . . .    24,200            377
 Aztar Corp. *  . . . . . . . . . . . . . . .    16,100            175
 Bally Total Fitness Holding Corp. *  . . . .     7,400            198
 Extended Stay America, Inc. *  . . . . . . .    21,700            165
 Pegasus Systems, Inc. *  . . . . . . . . . .     3,800            229
 Station Casinos, Inc. *  . . . . . . . . . .    18,400            413
                                                               -------
                                                                 1,557
Machinery - 4.1%
 Applied Science and Technology, Inc. * . . .    13,800            459
 Astec Industries, Inc. * . . . . . . . . . .     8,000            150
 Graco, Inc.  . . . . . . . . . . . . . . . .    10,950            393
 Imation Corp. *  . . . . . . . . . . . . . .    14,700            493
 JLG Industries, Inc. . . . . . . . . . . . .    15,200            242
 Manitowoc Co., Inc.  . . . . . . . . . . . .     7,500            255
 Tecumseh Products Co. - Cl. A  . . . . . . .    11,500            543
 Terex Corp. *  . . . . . . . . . . . . . . .    10,700            297
                                                               -------
                                                                 2,832
Media - Publishing - 1.5%
 Hollinger International, Inc.  . . . . . . .    26,900            348
 McClatchy Newspapers, Inc. - Cl. A . . . . .    11,800            511
 Pulitzer, Inc. . . . . . . . . . . . . . . .     4,300            173
                                                               -------
                                                                 1,032
Metal Product and Fabrication - 1.4%
 Intermet Corp. . . . . . . . . . . . . . . .    18,900            220
 Milacron, Inc. . . . . . . . . . . . . . . .    12,400            190
 Worthington Industries, Inc. . . . . . . . .    31,800            527
                                                               -------
                                                                   937
Metals and Mining - 1.1%
 Commonwealth Industries, Inc.  . . . . . . .    23,300            303
 Maverick Tube Corp. *  . . . . . . . . . . .     8,500            210
 Quanex Corp. . . . . . . . . . . . . . . . .    10,200            260
                                                               -------
                                                                   773
Natural Gas Distribution - 1.7%
 Energen Corp.  . . . . . . . . . . . . . . .    14,800            267
 Indiana Energy, Inc. . . . . . . . . . . . .     9,400            167
 Peoples Energy Corp. . . . . . . . . . . . .    12,500            419
 Washington Gas Light Co. . . . . . . . . . .    10,600            291
                                                               -------
                                                                 1,144
Oil - 0.4%
 UTI Energy Corp. * . . . . . . . . . . . . .    12,500            288

Oil - Equipment and Services - 2.0%
 Dril Quip, Inc. *  . . . . . . . . . . . . .     6,800            206
 Hanover Compressor Co. * . . . . . . . . . .     9,000            340
 ONEOK, Inc.  . . . . . . . . . . . . . . . .    13,600            342
 SEACOR SMIT, Inc.  . . . . . . . . . . . . .     9,800            507
                                                               -------
                                                                 1,395

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Oil and Natural Gas Exploration and Production - 4.9%
 Brown Tom, Inc. *  . . . . . . . . . . . . .    21,100        $   282
 Equitable Resources, Inc.  . . . . . . . . .    18,700            624
 Helmerich & Payne, Inc.  . . . . . . . . . .    13,800            301
 Houston Exploration Co. *  . . . . . . . . .    14,900            295
 Northwest Natural Gas Co.  . . . . . . . . .    19,600            430
 Plains Resources, Inc. * . . . . . . . . . .    19,100            239
 Stone Energy Corp. * . . . . . . . . . . . .     8,600            307
 Tesoro Petroleum Corp. * . . . . . . . . . .    51,200            592
 Valero Energy Corp.  . . . . . . . . . . . .    14,600            290
                                                               -------
                                                                 3,360
Paper and Forest Products - 2.3%
 P.H. Glatfelter Co.  . . . . . . . . . . . .    36,700            534
 Pope & Talbot, Inc.  . . . . . . . . . . . .    35,100            562
 Rock-Tenn Co. - Cl. A  . . . . . . . . . . .    12,600            186
 United Stationers, Inc. *  . . . . . . . . .     9,500            271
                                                               -------
                                                                 1,553
Personal and Commercial Lending - 0.3%
 Metris Cos., Inc.  . . . . . . . . . . . . .     5,000            178

Precious Metals/Gems/Stones - 0.9%
 Stillwater Mining Co. *  . . . . . . . . . .    18,550            591

Real Estate Development - 2.3%
 LNR Property Corp. . . . . . . . . . . . . .    31,200            620
 Ryland Group, Inc. . . . . . . . . . . . . .    12,100            279
 Standard Pacific Corp. . . . . . . . . . . .    61,800            680
                                                               -------
                                                                 1,579
Real Estate Investment Trust - 8.4%
 Bedford Property Investors, Inc. . . . . . .    20,400            348
 Capital Automotive REIT  . . . . . . . . . .    51,000            622
 CBL & Associates Properties, Inc.  . . . . .     6,200            128
 Essex Property Trust, Inc. . . . . . . . . .     8,900            303
 FelCor Lodging Trust, Inc. . . . . . . . . .    34,136            597
 Gables Residential Trust . . . . . . . . . .    21,600            518
 Hospitality Properties Trust . . . . . . . .    12,100            231
 International Rectifier Corp. *  . . . . . .     8,700            226
 IRT Property Co. . . . . . . . . . . . . . .    34,900            273
 Kilroy Realty Corp.  . . . . . . . . . . . .     8,200            180
 Mack-Cali Realty Corp. . . . . . . . . . . .     6,200            162
 MeriStar Hospitality Corp. . . . . . . . . .    20,300            325
 Mid-America Apartment Communities, Inc.  . .    20,400            461
 Prentiss Properties Trust  . . . . . . . . .    14,700            309
 Shurgard Storage Centers, Inc. . . . . . . .    21,100            489
 SL Green Realty Corp.  . . . . . . . . . . .    16,600            361
 The Macerich Co. . . . . . . . . . . . . . .    13,200            275
                                                               -------
                                                                 5,808
Retail - Department Stores - 3.5%
 AnnTaylor Stores Corp. * . . . . . . . . . .     3,600            124
 Cato Corp. - Cl. A . . . . . . . . . . . . .    21,400            270
 Dollar Thrifty Automotive Group, Inc. *  . .    29,000            694
 Footstar, Inc. * . . . . . . . . . . . . . .    13,600            415
 Musicland Stores Corp. * . . . . . . . . . .    24,500            207
 Shopko Stores, Inc.  . . . . . . . . . . . .    10,900            251
 United Auto Group, Inc. *  . . . . . . . . .    12,700            114
 Zale Corp. * . . . . . . . . . . . . . . . .     7,700            372
                                                               -------
                                                                 2,447
Retail - Food - 1.7%
 CEC Entertainment, Inc. *  . . . . . . . . .     7,700            218
 Jack in the Box, Inc. *  . . . . . . . . . .     5,900            122
 Ruby Tuesday, Inc. . . . . . . . . . . . . .    17,600            320
 Sonic Corp. *  . . . . . . . . . . . . . . .     7,600            217
 The Cheesecake Factory, Inc. * . . . . . . .     8,700            305
                                                               -------
                                                                 1,182
Shoe and Apparel Manufacturing - 1.2%
 K-Swiss, Inc. - Cl. A  . . . . . . . . . . .     8,200            152
 Kellwood Co. . . . . . . . . . . . . . . . .    10,900            212
 OshKosh B'Gosh, Inc. - Cl. A . . . . . . . .    12,200            257
 Russell Corp.  . . . . . . . . . . . . . . .    10,800            181
                                                               -------
                                                                   802
Steel - 2.1%
 Reliance Steel & Aluminum Co.  . . . . . . .    15,750            369
 Ryerson Tull, Inc. . . . . . . . . . . . . .    22,900            445
 Texas Industries, Inc. . . . . . . . . . . .    14,300            609
                                                               -------
                                                                 1,423
Telecommunication Equipment - 0.3%
 Polycom, Inc. *  . . . . . . . . . . . . . .     3,400            217

Telecommunication Services - 0.7%
 Price Communications Corp. * . . . . . . . .    18,600            517

Transportation Services - 2.5%
 America West Holdings Corp. - Cl. B *  . . .    22,400            465
 American Freightways Corp. * . . . . . . . .    11,400            184
 Arkansas Best Corp. *  . . . . . . . . . . .    17,200            206
 Offshore Logistics, Inc. * . . . . . . . . .    29,300            275
 Roadway Express, Inc.  . . . . . . . . . . .    10,800            234
 USFreightways Corp.  . . . . . . . . . . . .     4,900            235
 Werner Enterprises, Inc. . . . . . . . . . .    11,100            156
                                                               -------
                                                                 1,755
                                                               -------
                           TOTAL COMMON STOCK-     96.0%        66,187
                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 3.5%

 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . . .   $ 2,390          2,390
                                                -------        -------
                            TOTAL INVESTMENTS-     99.5%        68,577
          Cash and Receivables, less payables-      0.5%           323
                                                -------        -------
                                   NET ASSETS-    100.0%       $68,900
                                                =======        =======

* Non-income producing security.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK

Argentina - 0.2%
 Banco de Galicia y Buenos Aires SA de CV -
  ADR (BANK)  . . . . . . . . . . . . . . .        1,702         $    34
 Banco Frances del Rio de la Plata SA - ADR
  (BANK). . . . . . . . . . . . . . . . . .        2,277              54
 Telefonica de Argentina SA - ADR (UTIT)  .        3,520             108
                                                                 -------
                                                                     196
Australia - 2.2%
 Brambles Industries, Ltd. (DIOP) . . . . .        4,000             111
 Broken Hill Proprietary Co., Ltd. (DIOP) .       12,188             160
 Colonial, Ltd. (FINL)  . . . . . . . . . .       38,278             171
 Commonwealth Bank of Australia (BANK)  . .       12,248             211
 Lend Lease Corp. (FINL)  . . . . . . . . .        8,052             113
 News Corp., Ltd. (MEDI)  . . . . . . . . .       23,242             226
 Publishing & Broadcasting, Ltd. (MEDP) . .       24,000             183
 TABCORP Holdings, Ltd. (LEIS)  . . . . . .       16,000             108
 Telstra Corp. * (TELS) . . . . . . . . . .        9,000              32
 Telstra Corp., Ltd. (TELS) . . . . . . . .       44,000             239
 Westpac Banking Corp., Ltd. (BANK) . . . .       27,694             191
                                                                 -------
                                                                   1,745
Belgium - 1.1%
 Dexia (LEND) . . . . . . . . . . . . . . .          559              90
 Dexia * (LEND) . . . . . . . . . . . . . .          389              64
 Dexia - VVPR * (LEND)                               389
 Fortis (B) (INSU)  . . . . . . . . . . . .        8,040             290
 KBC Bancassurance Holding NV (BANK)  . . .        6,770             365
 UCB SA (HEAL)  . . . . . . . . . . . . . .          940              41
                                                                 -------
                                                                     850
Bermuda - 0.1%
 Dao Heng Bank Group, Ltd. (BANK) . . . . .       15,000              77

Brazil - 1.5%
 Companhia Energetica de Minas Gerias -
  ADR (UTIE). . . . . . . . . . . . . . . .        3,121              70
 Compania Brasileira de Distribuicao Grupo
  Pao de Acucar - ADR (RETF)  . . . . . . .        4,139             134
 Telecomunicacoes Brasileiras SA - ADR
  (UTIT). . . . . . . . . . . . . . . . . .        7,358             946
 Unibanco - Uniao de Bancos Brasileiros SA -
  GDR (BANK)  . . . . . . . . . . . . . . .        2,000              60
                                                                 -------
                                                                   1,210
Canada - 0.8%
 Alcan Aluminum, Ltd. (META)  . . . . . . .        2,620             108
 Celestica, Inc. * (COMM) . . . . . . . . .        5,914             328
 Nortel Networks Corp. (TELE) . . . . . . .        1,220             123
 Royal Bank of Canada (BANK)  . . . . . . .        1,090              48
                                                                 -------
                                                                     607
China - 0.1%
 Huaneng Power International, Inc. - ADR *
  (UTIE). . . . . . . . . . . . . . . . . .        6,000              63

Denmark - 0.3%
 Den Danske Bank (BANK) . . . . . . . . . .          780              85
 Tele Danmark A/S (TELS)  . . . . . . . . .        1,760             131
 Unidanmark A/S - Cl. A (BANK)  . . . . . .          790              56
                                                                 -------
                                                                     272
Finland - 2.1%
 Nokia Oyj (TELE) . . . . . . . . . . . . .        9,120           1,654

France - 10.2%
 Alcatel Alsthom (TELE) . . . . . . . . . .        2,214             509
 Aventis SA * (HEAL)  . . . . . . . . . . .        1,252              73
 AXA SA (INSU)  . . . . . . . . . . . . . .        3,514             490
 Banque Nationale de Paris (BANK) . . . . .        4,070             376
 Cap Gemini SA (COMM) . . . . . . . . . . .        1,300             330
 Carrefour SA (RETF)  . . . . . . . . . . .        4,036             744
 Compagnie de St. Gobain (CONS) . . . . . .        1,400             263
 Group Danone * (FOOD)  . . . . . . . . . .          260              61
 Hermes International (RETS)  . . . . . . .        1,360             205
 L'Oreal (HNBA) . . . . . . . . . . . . . .          105              84
 Lafarge SA (CONS)  . . . . . . . . . . . .          929             108
 Legrand SA (ELEQ)  . . . . . . . . . . . .        1,464             349
 Pinault-Printemps-Redoute SA (RETS)  . . .          960             253
 Rhone-Poulenc SA (BANK)  . . . . . . . . .        2,190             127
 Sanofi-Synthelabo SA * (HEAL)  . . . . . .       10,408             433
 Schneider Electric SA (MACH) . . . . . . .        5,191             408
 Societe Generale de Paris (BANK) . . . . .        1,118             260
 Societe Television Francaise 1 (MEDI)  . .        1,660             870
 Sodexho Alliance SA (LEIS) . . . . . . . .        2,310             409
 Total Fina SA - Cl. B (OILX) . . . . . . .        6,908             922
 Vivendi (DIOP) . . . . . . . . . . . . . .        9,315             841
                                                                 -------
                                                                   8,115
Germany - 6.4%
 Allianz AG - Reg. (INSU) . . . . . . . . .        1,050             353
 Bayer AG (CHEM)  . . . . . . . . . . . . .        5,419             257
 Bayerische Vereinsbank AG (BANK) . . . . .        7,517             513
 Deutsche Bank AG (BANK)  . . . . . . . . .        4,934             417
 Deutsche Telekom AG (TELS) . . . . . . . .        6,614             471
 Dresdner Bank AG (BANK)  . . . . . . . . .        5,911             322
 Gehe AG (HEAL) . . . . . . . . . . . . . .        5,368             208
 Mannesmann AG (MACH) . . . . . . . . . . .        6,650           1,604
 Rhoen-Klinikum AG (HEAL) . . . . . . . . .        2,970             109
 SAP AG (SOFT)  . . . . . . . . . . . . . .          750             370
 Siemens AG (DIOP)  . . . . . . . . . . . .        1,747             222
 VEBA AG (DIOP) . . . . . . . . . . . . . .        4,815             234
                                                                 -------
                                                                   5,080
Hong Kong - 2.8%
 Cheung Kong (Holdings), Ltd. (READ)  . . .       18,000             228
 China Telecom (Hong Kong), Ltd. (TELS) . .      100,000             624
 CLP Holdings, Ltd. (UTIE)  . . . . . . . .       28,000             129
 Henderson Land Development Co., Ltd.
  (READ). . . . . . . . . . . . . . . . . .       29,000             186

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Hong Kong - Continued
 Cable & Wireless HKT, Ltd. (TELS)  . . . .       42,800         $   124
 Hutchison Whampoa, Ltd. (COMM) . . . . . .       40,000             581
 New World Development Co., Ltd. (READ) . .       27,000              61
 Pacific Century Cyberworks, Ltd. * (TELE).       83,000             193
 Sun Hung Kai Properties, Ltd. (REIT) . . .       10,000             104
                                                                 -------
                                                                   2,230
India - 0.5%
 Hindustan Lever, Ltd. (HNBA) . . . . . . .        3,000             155
 ICICI Ltd. - ADR * (FINL)  . . . . . . . .        8,484             118
 Mahanagar Telephone Nigam, Ltd. * (TELS) .       33,000             166
                                                                 -------
                                                                     439
Ireland - 0.2%
 CBT Group Public, Ltd. - ADR * (SOFT)  . .        4,946             166
Italy - 5.2%
 Assicurazioni Generali (INSU)  . . . . . .        6,640             219
 Banca Popolare di Brescia (BANK) . . . . .        7,000             620
 UniCredito Italiano SpA (BANK) . . . . . .       48,393             238
 ENI SpA (OILS) . . . . . . . . . . . . . .       60,784             334
 San Paolo-IMI SpA (BANK) . . . . . . . . .       18,858             256
 Istituto Nazionale delle Assicurazioni (INSU)    18,000              48
 Italgas SpA (UTIG) . . . . . . . . . . . .       10,000              38
 Mediolanum SpA (INSU)  . . . . . . . . . .       17,655             231
 Seat Pagine Gialle SpA (MEDP)  . . . . . .       36,000             118
 Tecnost SpA (COMP) . . . . . . . . . . . .       31,800             120
 Telecom Italia Mobile SpA (TELS) . . . . .      114,000           1,274
 Telecom Italia SpA * (TELS)  . . . . . . .       44,444             627
                                                                 -------
                                                                   4,123
Japan - 22.0%
 Bridgestone Corp. (PART) . . . . . . . . .        4,000              88
 Canon, Inc. (COMM) . . . . . . . . . . . .       20,000             795
 Citizen Watch Co., Ltd. (RETS) . . . . . .        7,000              44
 Daiichi Pharmaceutical Co., Ltd. (HEAL)  .        4,000              52
 Daiwa House Industry Co., Ltd. (HOUS)  . .       13,000              97
 DDI Corp. (UTIT) . . . . . . . . . . . . .           25             343
 Denso Corp. (ETRN) . . . . . . . . . . . .       16,000             382
 East Japan Railway Co. (TRAN)  . . . . . .           32             173
 Fanuc, Ltd. (ELEQ) . . . . . . . . . . . .        2,800             357
 Fuji Television Network, Inc. (MEDI) . . .            9             123
 Fujitsu, Ltd. (ELEQ) . . . . . . . . . . .       14,000             639
 Hitachi, Ltd. (ETRN) . . . . . . . . . . .       15,000             241
 Honda Motor Co. (AUTO) . . . . . . . . . .        1,000              37
 Ito-Yokado Co., Ltd. (RETS)  . . . . . . .        2,000             217
 KAO Corp. (HNBA) . . . . . . . . . . . . .        8,000             228
 Kokuyo Co. (COMM)  . . . . . . . . . . . .        6,000              80
 Komori Corp. (MACH)  . . . . . . . . . . .        5,000              95
 Kuraray Co., Ltd. (APPA) . . . . . . . . .       16,000             162
 Kyocera Corp. (ETRN) . . . . . . . . . . .        6,000           1,556
 Makita Corp. (CNSU)  . . . . . . . . . . .        8,000              72
 Marui Co., Ltd. (RETS) . . . . . . . . . .       13,000             194
 Matsushita Electric Industrial Co. (ETRN)        24,000             665
 Mitsubishi Corp. (DIOP)  . . . . . . . . .       15,000             116
 Mitsubishi Heavy Industries, Ltd. (MACH) .       71,000             237
 Mitsui Fudosan (REAL)  . . . . . . . . . .       32,000             217
 Murata Manufacturing Co., Ltd. (ETRN)  . .        6,000           1,409
 NEC Corp. (COMP) . . . . . . . . . . . . .       41,000             977
 Nippon Telegraph & Telephone Corp. (UTIT)            81           1,387
 Nomura Securities Co., Ltd. (FUND) . . . .       26,000             469
 NTT Mobile Communications Network, Inc.
  (TELS). . . . . . . . . . . . . . . . . .           25             962
 Sankyo Co., Ltd. (HEAL)  . . . . . . . . .       14,000             288
 Sekisui Chemical Co. (CHEM)  . . . . . . .       20,000              89
 Sekisui House, Ltd. (CONS) . . . . . . . .       15,000             133
 Seven-Eleven Japan (RETF)  . . . . . . . .        1,000             159
 Shin-Etsu Chemical Co. (CHEM)  . . . . . .        6,000             258
 Shiseido Co., Ltd. (CHEM)  . . . . . . . .        7,000             102
 Softbank Corp. * (SOFT)  . . . . . . . . .          100              96
 Sony Corp. (ETRN)  . . . . . . . . . . . .        5,500           1,631
 Sumitomo Bank (BANK) . . . . . . . . . . .       18,000             246
 Sumitomo Corp. (DIOP)  . . . . . . . . . .       27,000             262
 Sumitomo Electric Industries (TELE)  . . .       25,000             289
 TDK Corp. (COMP) . . . . . . . . . . . . .        4,000             552
 Tokio Marine & Fire Insurance Co. (INSU) .        7,000              82
 Tokyo Electron, Ltd. (ETRN)  . . . . . . .        1,100             151
 Toppan Printing Co. (CNSU) . . . . . . . .       13,000             130
 Toshiba Corp. (ETRN) . . . . . . . . . . .       52,000             397
 UNY Co., Ltd. (RETS) . . . . . . . . . . .        8,000              78
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL). . . . . . . . . . . . . . . . . .        7,000             245
                                                                 -------
                                                                  17,602
Luxembourg - 0.1%
 Society Europeenne des Satellites (MEDI) .          336              49

Mexico - 1.7%
 Cemex SA de CV - ADR * Participation
  Certificates (CONS) . . . . . . . . . . .        4,412             123
 Cemex SA de CV - CPO * (CONS)  . . . . . .        8,000              45
 Fomento Economico Mexicano SA de CV
  (FOOD). . . . . . . . . . . . . . . . . .       45,000             201
 Grupo Modelo SA de CV - Ser. C (FOOD)  . .       32,000              88
 Grupo Televisa SA - GDR * (MEDI) . . . . .        2,907             198
 Kimberly-Clark de Mexico SA de CV
  (PAPR). . . . . . . . . . . . . . . . . .       23,170              90
 Telefonos de Mexico SA - ADR (UTIT)  . . .        5,560             626
                                                                 -------
                                                                   1,371
Netherlands - 8.4%
 ABN Amro Holding NV (BANK) . . . . . . . .       12,346             308
 Akzo Nobel NV (CHEM) . . . . . . . . . . .        1,110              56
 ASM Lithography Holding NV (ETRN)  . . . .        7,120             791
 CSM NV (FOOD)  . . . . . . . . . . . . . .        8,796             188

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

Netherlands - Continued
 Elsevier NV (MEDP) . . . . . . . . . . . .       15,850         $   189
 Equant (COMP)  . . . . . . . . . . . . . .        2,485             282
 Fortis (NL) NV (INSU)  . . . . . . . . . .       11,430             412
 Gucci Group NV (APPA)  . . . . . . . . . .        2,135             245
 ING Groep NV (BANK)  . . . . . . . . . . .       15,140             914
 Koninklijke (Royal) Philips Electronics NV
  (ETRN). . . . . . . . . . . . . . . . . .        5,406             735
 KPN NV (UTIT)  . . . . . . . . . . . . . .        1,730             169
 Royal Dutch Petroleum Co. (OILS) . . . . .        7,650             469
 STMicroelectronics * (ETRN)  . . . . . . .        4,866             749
 TNT Post Group NV (TRAN) . . . . . . . . .        1,990              57
 United Pan-Europe Communications NV *
  (TELS). . . . . . . . . . . . . . . . . .          932             119
 VNU NV (MEDP)  . . . . . . . . . . . . . .        4,580             241
 Wolters Kluwer NV - CVA (MEDP) . . . . . .       24,082             815
                                                                 -------
                                                                   6,739
New Zealand - 0.2%
 Telecom Corp. of New Zealand, Ltd. (TELS)        35,000             165
Norway - 0.5%
 Norsk Hydro ASA (DIOP) . . . . . . . . . .        1,890              79
 Orkla ASA (DIOP) . . . . . . . . . . . . .       19,210             331
                                                                 -------
                                                                     410
Portugal - 0.3%
 Estabelecimentos Jeronimo Martins & Filho,
  Sociedade Gestora de Participacoes Sociais
  SA (RETF) . . . . . . . . . . . . . . . .        9,813             251
Singapore - 0.7%
 Singapore Press Holdings, Ltd. (MEDP)  . .        5,138             111
 Singapore Telecommunications, Ltd. (TELS)        35,000              72
 United Overseas Bank, Ltd. (BANK)  . . . .       39,072             345
                                                                 -------
                                                                     528
South Korea - 1.2%
 Korea Telecom Corp. - ADR * (TELS) . . . .        4,000             299
 Pohang Iron & Steel Co., Ltd. - ADR (STEE)        2,053              72
 Samsung Electronics (ETRN) . . . . . . . .        1,950             457
 SK Telecom Co., Ltd. (TELS)  . . . . . . .           30             107
                                                                 -------
                                                                     935
Spain - 2.9%
 Banco Bilbao Vizcaya SA (BANK) . . . . . .        6,820              97
 Banco Popular Espanol SA (BANK)  . . . . .        1,200              78
 Banco Santander Central Hispano SA
  (BANK). . . . . . . . . . . . . . . . . .       33,860             383
 Corporacion Bancaria de Espana SA (BANK)          5,710             134
 Endesa SA (UTIE) . . . . . . . . . . . . .        9,518             189
 Gas Natural SDG SA - E Shares (UTIG) . . .        4,810             111
 Iberdrola SA (UTIE)  . . . . . . . . . . .       14,690             204
 Repsol SA (OILX) . . . . . . . . . . . . .        9,172             213
 Telefonica SA (UTIT) . . . . . . . . . . .       36,520             912
                                                                 -------
                                                                   2,321
Sweden - 2.9%
 Atlas Copco AB (MACH)  . . . . . . . . . .        3,650             104
 Electrolux AB - Ser. B (APPL)  . . . . . .       17,700             445
 Esselte AB - Cl. B (COMM)  . . . . . . . .          910               7
 Hennes & Mauritz AB - B Shares (RETS)  . .       22,930             768
 Nordbanken Holding (BANK)  . . . . . . . .       47,884             281
 Sandvik AB - Cl. B (MACH)  . . . . . . . .        5,320             170
 Securitas AB - B Shares (COMM) . . . . . .       12,856             233
 Telefonaktiebolaget LM Ericsson - B Shares
  (TELE). . . . . . . . . . . . . . . . . .        5,140             330
                                                                 -------
                                                                   2,338
Switzerland - 4.7%
 ABB, Ltd. * (ENGI) . . . . . . . . . . . .        4,667             570
 Adecco SA - Reg. (COMM)  . . . . . . . . .        1,235             962
 Credit Suisse Group - Reg. (BANK)  . . . .        1,370             272
 Nestle SA (FOOD) . . . . . . . . . . . . .          460             843
 Roche Holding AG (HEAL)  . . . . . . . . .           51             605
 Swisscom AG - Reg. (UTIT)  . . . . . . . .          261             106
 UBS AG - Reg. (BANK) . . . . . . . . . . .        1,586             428
                                                                 -------
                                                                   3,786
Taiwan - 0.2%
 Hon Hai Precision Industry Co., Ltd. - GDR
   144A * (a) (ETRN)  . . . . . . . . . . .        7,092             137
United Kingdom - 15.4%
 Abbey National First Capital BV (BANK) . .       18,000             288
 AstraZeneca Group plc (HEAL) . . . . . . .       12,701             528
 BG Group plc (UTIG)  . . . . . . . . . . .       16,522             107
 BP Amoco plc (OILE)  . . . . . . . . . . .       34,000             343
 Cable & Wireless plc (TELS)  . . . . . . .       52,100             894
 Cadbury Schweppes plc (FOOD) . . . . . . .       55,200             333
 Caradon plc (CONS) . . . . . . . . . . . .       47,500             119
 Centrica plc * (UTIG)  . . . . . . . . . .       18,900              55
 Compass Group plc (FOOD) . . . . . . . . .       51,000             700
 David S. Smith Holdings plc (PAPR) . . . .       24,000              77
 Diageo plc (FOOD)  . . . . . . . . . . . .       47,512             379
 Electrocomponents plc (ETRN) . . . . . . .       15,000             166
 GKN plc (PART) . . . . . . . . . . . . . .        4,000              65
 Glaxo Wellcome plc (HEAL)  . . . . . . . .       29,000             822
 Hays plc (DIOP)  . . . . . . . . . . . . .        3,100              49
 Hilton Group plc (LEIS)  . . . . . . . . .       28,000              91
 HSBC Holdings plc (BANK) . . . . . . . . .       20,400             286
 John Laing plc (HOUS)  . . . . . . . . . .        3,000              13
 Kingfisher plc (RETS)  . . . . . . . . . .       68,000             755
 Marconi plc (TELE) . . . . . . . . . . . .       21,600             381
 National Westminster Bank plc (BANK) . . .       62,000           1,332
 Rank Group plc (DIOP)  . . . . . . . . . .        7,310              24
 Reed International plc (MEDP)  . . . . . .       80,000             601
 Rio Tinto plc - Reg. (DIOP)  . . . . . . .       20,000             480

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
               Name of Issuer                   Shares           Value
                                                                (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 Safeway plc (RETF) . . . . . . . . . . . .       19,000         $    66
 Shell Transport & Trading Co. plc (OILX) .      129,000           1,072
 SmithKline Beecham plc (HEAL)  . . . . . .       64,300             815
 Tesco plc (RETF) . . . . . . . . . . . . .       72,900             221
 Tomkins plc (DIOP) . . . . . . . . . . . .       58,496             191
 Unilever plc (CNSU)  . . . . . . . . . . .       60,928             448
 United News & Media plc (MEDP) . . . . . .       17,500             221
 Vodafone Group plc (TELS)  . . . . . . . .       75,500             376
                                                                --------
                                                                  12,298
                                                                --------
                         TOTAL COMMON STOCK-        94.9%         75,757
                                                                --------

PREFERRED STOCK
Australia - 0.2%
 News Corp., Ltd. (MEDI)  . . . . . . . . .       15,247             131
Brazil - 0.6%
 Banco Itau SA (BANK) . . . . . . . . . . .      970,000              83
 Companhia Energetica de Minas Gerais -
  CEMIG (UTIE)  . . . . . . . . . . . . . .    1,701,000              38
 Petroleo Brasileiro SA - Petrobras (OILS)     1,012,000             257
 Telecommunicacoes de Sao Paulo * (TELS)  .    3,179,956              75
 Telesp Celular SA - Cl. B * (TELS) . . . .      540,000              43
                                                                --------
                                                                     496
Germany - 0.1%
 Fresenius AG (HEAL)  . . . . . . . . . . .          290              53
                                                                --------
                      TOTAL PREFERRED STOCK-         0.9%            680
                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 4.1%

 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . .   $    3,255           3,255
                                              ----------         -------
                          TOTAL INVESTMENTS-        99.9%         79,692
        Cash and Receivables, less payables-         0.1%            102
                                              ----------         -------
                                 NET ASSETS-       100.0%        $79,794
                                              ==========         =======

*    Non-income producing security.
ADR - American Depository Receipt
GDR - Global Depository Receipt
(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $137 or .17% of net assets of the Portfolio.

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                            Market         % of
                                          Industry          Value        Long-Term
Industry                                Abbreviation       (000's)      Investments
Banks . . . . . . . . . . . . . . . .       BANK            $9,788        12.8%
Electronic Products and Services  . .       ETRN             9,467        12.4%
Telecommunication Services  . . . . .       TELS             6,799         8.9%
Telephone . . . . . . . . . . . . . .       UTIT             4,596         6.0%
Health Care Products  . . . . . . . .       HEAL             4,272         5.6%
Telecommunication Equipment . . . . .       TELE             3,479         4.6%
Commercial Services . . . . . . . . .       COMM             3,316         4.3%
Diversified Operations  . . . . . . .       DIOP             3,100         4.1%
Food, Beverage and Tobacco  . . . . .       FOOD             2,792         3.7%
Machinery . . . . . . . . . . . . . .       MACH             2,618         3.4%
Retail - Department Stores  . . . . .       RETS             2,515         3.3%
Media - Publishing  . . . . . . . . .       MEDP             2,479         3.2%
Oil and Natural Gas Exploration
  and Production  . . . . . . . . . .       OILX             2,207         2.9%
Insurance . . . . . . . . . . . . . .       INSU             2,125         2.8%
Computer Equipment  . . . . . . . . .       COMP             1,932         2.5%
Media - TV / Radio  . . . . . . . . .       MEDI             1,597         2.1%
Retail - Food   . . . . . . . . . . .       RETF             1,575         2.1%
Electrical Equipment  . . . . . . . .       ELEQ             1,344         1.8%
Oil   . . . . . . . . . . . . . . . .       OILS              1061         1.4%
Construction  . . . . . . . . . . . .       CONS               791         1.0%
Chemicals . . . . . . . . . . . . . .       CHEM               761         1.0%
Electric Power  . . . . . . . . . . .       UTIE               693         1.0%
Consumer - Miscellaneous  . . . . . .       CNSU               650         0.9%
Computer Software and Services  . . .       SOFT               631         0.8%
Leisure and Recreation  . . . . . . .       LEIS               608         0.8%
Engineering and Construction  . . . .       ENGI               570         0.7%
Real Estate Development . . . . . . .       READ               475         0.6%
Brokerage and Investment
  Management  . . . . . . . . . . . .       FUND               469         0.6%
Cosmetics and Personal Care
  Products  . . . . . . . . . . . . .       HNBA               468         0.6%
Household Appliances /
  Furnishings . . . . . . . . . . . .       APPL               445         0.6%
Shoe and Apparel Manufacturing  . . .       APPA               406         0.5%
Financial Services  . . . . . . . . .       FINL               402         0.5%
Oil - Equipment and Services  . . . .       OILE               343         0.5%
Natural Gas Distribution  . . . . . .       UTIG               310         0.4%
Transportation Services   . . . . . .       TRAN               230         0.3%
Real Estate Operations  . . . . . . .       REAL               217         0.3%
Paper and Forest Products . . . . . .       PAPR               167         0.2%
Personal and Commercial
  Lending   . . . . . . . . . . . . .       LEND               154         0.2%
Auto and Truck Parts  . . . . . . . .       PART               154         0.2%
Housing . . . . . . . . . . . . . . .       HOUS               110         0.1%
Metals and Mining . . . . . . . . . .       META               108         0.1%
Real Estate Investment Trust  . . . .       REIT               104         0.1%
Steel . . . . . . . . . . . . . . . .       STEE                72         0.1%
Automobile  . . . . . . . . . . . . .       AUTO                37         0.0%
                                                           -------      ------
                                                           $76,437       100.0%
                                                           =======      ======

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                Market
             Name of Issuer                   Shares             Value
                                                                (000's)
COMMON STOCK
Aerospace and Defense - 1.2%
 B.F. Goodrich Co.  . . . . . . . . . .         3,500          $     96
 Boeing Co. . . . . . . . . . . . . . .        33,368             1,387
 General Dynamics Corp. . . . . . . . .         7,300               385
 Honeywell International, Inc.  . . . .        28,262             1,631
 Lockheed Martin Corp.  . . . . . . . .        13,800               302
 Northrop Grumman Corp. . . . . . . . .         2,300               124
 Raytheon Co. - Cl. B . . . . . . . . .        12,300               327
 United Technologies Corp.  . . . . . .        17,000             1,105
                                                               --------
                                                                  5,357
Agricultural Operations - 0.2%
 Monsanto Co. . . . . . . . . . . . . .        22,300               794
Auto and Truck Parts - 0.7%
 AutoZone, Inc. * . . . . . . . . . . .         4,800               155
 Cooper Tire & Rubber Co. . . . . . . .         2,100                32
 Cummins Engine Company, Inc. . . . . .         1,200                58
 Dana Corp. . . . . . . . . . . . . . .         6,215               186
 General Motors Corp. . . . . . . . . .        22,600             1,643
 Genuine Parts Co.  . . . . . . . . . .         6,650               165
 Goodyear Tire & Rubber Co. . . . . . .         5,100               144
 ITT Industries, Inc. . . . . . . . . .         2,900                97
 Johnson Controls, Inc. . . . . . . . .         2,900               165
 Navistar International Corp., Inc. -
  Cl. B . . . . . . . . . . . . . . . .         2,400               114
 PACCAR, Inc. . . . . . . . . . . . . .         2,800               124
 Pep Boys - Manny, Moe & Jack . . . . .         1,648                15
 TRW, Inc.  . . . . . . . . . . . . . .         4,500               234
                                                               --------
                                                                  3,132
Automobile - 0.6%
 Delphi Automotive Systems Corp.  . . .        20,469               322
 Ford Motor Co. . . . . . . . . . . . .        43,000             2,298
                                                               --------
                                                                  2,620
Banks - 4.8%
 AmSouth Bancorporation . . . . . . . .        13,100               253
 Bank of America Corp.  . . . . . . . .        60,768             3,050
 Bank of New York Co., Inc. . . . . . .        25,900             1,036
 Bank One Corp. . . . . . . . . . . . .        40,950             1,313
 BB&T Corporation . . . . . . . . . . .        11,300               309
 Chase Manhattan Corp.  . . . . . . . .        29,100             2,261
 Comerica, Inc. . . . . . . . . . . . .         5,300               247
 Fifth Third Bancorp  . . . . . . . . .        11,050               811
 First Union Corp.  . . . . . . . . . .        35,046             1,150
 Firstar Corp.  . . . . . . . . . . . .        34,764               734
 FleetBoston Financial Corp.  . . . . .        32,470             1,130
 Golden West Financial Corp.  . . . . .         5,700               191
 Huntington Bancshares, Inc.  . . . . .         7,565               181
 J.P. Morgan & Co., Inc.  . . . . . . .         6,200               785
 KeyCorp  . . . . . . . . . . . . . . .        16,100               356
 National City Corp.  . . . . . . . . .        22,000               521
 Northern Trust Corp. . . . . . . . . .         8,000               424
 Old Kent Financial Corp. . . . . . . .         4,100               145
 PNC Bank Corp. . . . . . . . . . . . .        10,100               449
 Regions Financial Corp.  . . . . . . .         7,800               196
 Republic New York Corp.  . . . . . . .         3,800               274
 SouthTrust Corp. . . . . . . . . . . .         6,300               238
 State Street Corp. . . . . . . . . . .         5,800               424
 Summit Bancorp . . . . . . . . . . . .         6,600               202
 Suntrust Banks, Inc. . . . . . . . . .        11,400               785
 Synovus Financial Corp.  . . . . . . .        10,350               206
 U.S. Bancorp . . . . . . . . . . . . .        25,918               617
 Union Planters Corp. . . . . . . . . .         5,300               209
 Wachovia Corp. . . . . . . . . . . . .         7,200               490
 Washington Mutual, Inc.  . . . . . . .        20,618               536
 Wells Fargo & Co.  . . . . . . . . . .        58,500             2,366
                                                               --------
                                                                 21,889
Brokerage and Investment Management - 5.6%
 Aim Stic Prime Fund  . . . . . . . . .    10,793,823            10,794
 Bear Stearns Cos., Inc.  . . . . . . .         4,032               172
 Charles Schwab Corp. . . . . . . . . .        28,750             1,103
 Franklin Resources, Inc. . . . . . . .         9,100               292
 Lehman Brothers Holdings, Inc. . . . .         4,300               364
 Merrill Lynch & Co., Inc.  . . . . . .        13,000             1,086
 Morgan Stanley, Dean Witter, Discover &
  Co. . . . . . . . . . . . . . . . . .        19,650             2,805
 Paine Webber Group, Inc. . . . . . . .         4,700               182
 Prime Obligation Fund  . . . . . . . .     8,286,040             8,286
 T. Rowe Price Associates, Inc. . . . .         4,000               148
                                                               --------
                                                                 25,232
Business Services - 0.3%
 Automatic Data Processing, Inc.  . . .        22,400             1,207
 Dun & Bradstreet Corp. . . . . . . . .         6,000               177
 H & R Block, Inc.  . . . . . . . . . .         3,400               149
 IKON Office Solutions, Inc.  . . . . .         4,900                33
                                                               --------
                                                                  1,566
Chemicals - 1.1%
 Air Products & Chemicals, Inc. . . . .         8,400               282
 Dow Chemical Co. . . . . . . . . . . .         7,800             1,042
 E.I. du Pont de Nemours & Co.  . . . .        37,182             2,449
 Eastman Chemical Co. . . . . . . . . .         3,000               143
 Engelhard Corp.  . . . . . . . . . . .         3,800                72
 Great Lakes Chemical Corp. . . . . . .         1,900                72
 Hercules, Inc. . . . . . . . . . . . .         3,400                95
 Praxair, Inc.  . . . . . . . . . . . .         5,500               277
 Rohm & Haas Co.  . . . . . . . . . . .         8,027               327
 Sigma-Aldrich Corp.  . . . . . . . . .         3,300                99
 Union Carbide Corp.  . . . . . . . . .         4,600               307
 W.R. Grace & Co. . . . . . . . . . . .         1,700                24
                                                               --------
                                                                  5,189
Commercial Services - 0.5%
 Cendant Corp. *  . . . . . . . . . . .        25,599               680
 Deluxe Corp. . . . . . . . . . . . . .         2,700                74
 Ecolab, Inc. . . . . . . . . . . . . .         4,800               188
 Equifax, Inc.  . . . . . . . . . . . .         5,400               127
 Interpublic Group Cos., Inc. . . . . .        10,000               577
 Omnicom Group, Inc.  . . . . . . . . .         6,300               630

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                 Market
              Name of Issuer                   Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED
Commercial Services - Continued
 Quintiles Transnational Corp. *  . . .         3,800          $     71
 R.R. Donnelley & Sons Co.  . . . . . .         4,100               102
                                                               --------
                                                                  2,449
Computer Equipment - 6.8%
 3Com Corp. * . . . . . . . . . . . . .        12,500               588
 Apple Computer, Inc. * . . . . . . . .         5,800               596
 Compaq Computer Corp.  . . . . . . . .        60,711             1,643
 Comverse Technology, Inc. *  . . . . .         2,600               376
 Dell Computer Corp. *  . . . . . . . .        90,300             4,605
 Gateway, Inc. *  . . . . . . . . . . .        11,100               800
 Hewlett-Packard Co.  . . . . . . . . .        36,200             4,125
 Intel Corp.  . . . . . . . . . . . . .       118,600             9,762
 International Business Machines Corp.         64,000             6,912
 Lexmark International Group, Inc. - Cl.
  A * . . . . . . . . . . . . . . . . .         4,400               398
 Network Appliance, Inc. *  . . . . . .         5,400               449
 Xerox Corp.  . . . . . . . . . . . . .        23,600               535
                                                               --------
                                                                 30,789
Computer Software and Services - 11.8%
 Adobe Systems, Inc.  . . . . . . . . .         4,400               296
 America Online, Inc. * . . . . . . . .        79,400             5,990
 Autodesk, Inc. . . . . . . . . . . . .         2,400                81
 BMC Software, Inc. * . . . . . . . . .         8,500               679
 Cabletron Systems, Inc. *  . . . . . .         6,700               174
 Ceridian Corp. * . . . . . . . . . . .         4,900               106
 Citrix Systems, Inc. * . . . . . . . .         3,200               394
 Computer Associates International, Inc.       18,925             1,324
 Computer Sciences Corp. *  . . . . . .         6,000               568
 Compuware Corp. *  . . . . . . . . . .        12,700               473
 Electronic Data Systems Corp.  . . . .        16,900             1,131
 EMC Corp. *  . . . . . . . . . . . . .        36,206             3,955
 First Data Corp. . . . . . . . . . . .        14,700               725
 IMS Health, Inc. . . . . . . . . . . .        10,700               291
 Microsoft Corp.  . . . . . . . . . . .       183,000            21,365
 Novell, Inc. * . . . . . . . . . . . .        11,500               459
 Oracle Corp. * . . . . . . . . . . . .        50,525             5,662
 Parametric Technology Co. *  . . . . .         9,300               252
 Peoplesoft, Inc. . . . . . . . . . . .         8,400               179
 Seagate Technology, Inc. * . . . . . .         7,500               349
 Shared Medical Systems Corp. . . . . .           800                41
 Silicon Graphics, Inc. * . . . . . . .         6,100                60
 Sun Microsystems, Inc. * . . . . . . .        55,500             4,298
 Unisys Corp. * . . . . . . . . . . . .        11,000               351
 Yahoo!, Inc. * . . . . . . . . . . . .         9,300             4,024
                                                               --------
                                                                 53,227
Construction - 0.0%
 Armstrong World Industries, Inc. . . .         1,300                44
 Foster Wheeler Corp. . . . . . . . . .           600                 5
 Vulcan Materials Co. . . . . . . . . .         3,500               140
                                                               --------
                                                                    189
Consumer - Miscellaneous - 0.7%
 American Greetings Corp. - Cl. A . . .         1,900                45
 Avery Dennison Corp. . . . . . . . . .         4,100               299
 Black & Decker Corp. . . . . . . . . .         2,900               152
 Briggs & Stratton Corp.  . . . . . . .           800                43
 Clorox Co. . . . . . . . . . . . . . .         8,500               428
 Fortune Brands, Inc. . . . . . . . . .         5,800               192
 Jostens, Inc.  . . . . . . . . . . . .         1,200                29
 Newell Rubbermaid, Inc.  . . . . . . .        10,116               293
 Parker-Hannifin Corp.  . . . . . . . .         3,750               192
 Service Corp. International  . . . . .         8,600                60
 Sherwin-Williams Co. . . . . . . . . .         6,300               132
 Snap-On, Inc.  . . . . . . . . . . . .         2,000                53
 Stanley Works  . . . . . . . . . . . .         2,900                87
 Tupperware Corp. . . . . . . . . . . .         1,800                31
 Unilever NV - NY Shares  . . . . . . .        20,082             1,093
                                                               --------
                                                                  3,129
Containers - 0.1%
 Bemis Co., Inc.  . . . . . . . . . . .         1,700                59
 Crown Cork & Seal Co., Inc.  . . . . .         3,900                87
 Owens-Illinois, Inc. * . . . . . . . .         5,800               146
 Pactiv Corp. * . . . . . . . . . . . .         5,100                54
 Sealed Air Corp. * . . . . . . . . . .         2,789               145
                                                               --------
                                                                    491
Cosmetics and Personal Care Products - 1.9%
 Alberto-Culver Co. - Cl. B . . . . . .         2,200                57
 Avon Products, Inc.  . . . . . . . . .         8,200               271
 Colgate-Palmolive Co.  . . . . . . . .        20,500             1,332
 Gillette Co. . . . . . . . . . . . . .        37,900             1,561
 International Flavors & Fragrances,
  Inc.. . . . . . . . . . . . . . . . .         3,700               140
 Procter & Gamble Co. . . . . . . . . .        46,700             5,116
                                                               --------
                                                                  8,477
Diversified Operations - 6.0%
 Cooper Industries, Inc.  . . . . . . .         3,300               133
 Corning, Inc.  . . . . . . . . . . . .         8,600             1,109
 Costco Wholesale Corp. * . . . . . . .         7,800               712
 Crane Co.  . . . . . . . . . . . . . .         1,750                35
 Danaher Corp.  . . . . . . . . . . . .         5,200               251
 Eastern Enterprises  . . . . . . . . .         1,100                63
 Eaton Corp.  . . . . . . . . . . . . .         2,800               203
 El Paso Energy Corp. . . . . . . . . .         8,400               326
 General Electric Co. . . . . . . . . .       116,400            18,013
 Illinois Tool Works, Inc.  . . . . . .        10,700               723
 Minnesota Mining & Manufacturing Co. .        14,200             1,390
 National Service Industries, Inc.  . .         1,300                38
 Pall Corp. . . . . . . . . . . . . . .         4,900               106
 PPG Industries, Inc. . . . . . . . . .         6,200               388
 Seagram Co., Ltd.  . . . . . . . . . .        15,300               687
 Textron, Inc.  . . . . . . . . . . . .         5,400               414
 Tyco International, Ltd. . . . . . . .        59,652             2,319
                                                               --------
                                                                 26,910

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO

                                                                Market
             Name of Issuer                   Shares             Value
                                                                (000's)
COMMON STOCK - Continued
Electric Power - 1.5%
 AES Corp. *  . . . . . . . . . . . . .         7,300          $    546
 Ameren Corp. . . . . . . . . . . . . .         4,600               151
 American Electric Power Co.  . . . . .         7,100               228
 Carolina Power & Light Co. . . . . . .         6,000               182
 Central & South West Corp. . . . . . .         6,900               138
 Cinergy Corp.  . . . . . . . . . . . .         6,100               147
 CMS Energy Corp. . . . . . . . . . . .         4,200               131
 Consolidated Edison, Inc.  . . . . . .         8,100               279
 Constellation Energy Group . . . . . .         5,200               151
 Dominion Resources, Inc. . . . . . . .         6,900               271
 DTE Energy Co. . . . . . . . . . . . .         4,900               154
 Duke Energy Co.  . . . . . . . . . . .        12,944               649
 Edison International . . . . . . . . .        12,500               327
 Entergy Corp.  . . . . . . . . . . . .         8,300               214
 Firstenergy Corp.  . . . . . . . . . .         8,700               197
 Florida Progress Corp. . . . . . . . .         3,300               140
 FPL Group, Inc.  . . . . . . . . . . .         6,100               261
 GPU, Inc.  . . . . . . . . . . . . . .         4,300               129
 New Century Energies, Inc. . . . . . .         4,400               134
 Niagara Mohawk Holdings, Inc.  . . . .         6,100                85
 Northern States Power Co.  . . . . . .         6,000               117
 Peco Energy Co.  . . . . . . . . . . .         6,400               222
 PG & E Corp. . . . . . . . . . . . . .        13,400               275
 Pinnacle West Capital Corp.  . . . . .         2,800                85
 PP & L Resources, Inc. . . . . . . . .         5,500               126
 Public Services Enterprise Group, Inc.         7,400               257
 Reliant Energy, Inc. . . . . . . . . .         9,924               227
 Southern Co. . . . . . . . . . . . . .        24,300               571
 Texas Utilities Co.  . . . . . . . . .         9,412               335
                                                               --------
                                                                  6,729
Electrical Equipment - 0.4%
 Best Buy Co., Inc. . . . . . . . . . .         7,400               371
 Emerson Electric Co. . . . . . . . . .        15,300               878
 Molex, Inc.  . . . . . . . . . . . . .         5,300               300
 Unicom Corp. . . . . . . . . . . . . .         7,900               265
                                                               --------
                                                                  1,814
Electronic Products and Services - 5.8%
 Adaptec, Inc. *  . . . . . . . . . . .         3,400               170
 Advanced Micro Devices, Inc. * . . . .         5,300               153
 Analog Devices, Inc. * . . . . . . . .         6,200               577
 Applied Materials, Inc. *  . . . . . .        13,500             1,710
 Ball Corp. . . . . . . . . . . . . . .           800                32
 Cisco Systems, Inc. *  . . . . . . . .       116,050            12,432
 KLA-Tencor Corp. * . . . . . . . . . .         3,200               356
 LSI Logic Corp. *  . . . . . . . . . .         5,400               365
 Micron Technology, Inc. *  . . . . . .         9,400               731
 Millipore Corp.  . . . . . . . . . . .         1,900                73
 Motorola, Inc. . . . . . . . . . . . .        21,700             3,195
 National Semiconductor Corp. * . . . .         5,800               248
 PE Corp-BE Biosystems Group  . . . . .         3,700               445
 PerkinElmer, Inc.  . . . . . . . . . .         1,600                67
 Pitney Bowes, Inc. . . . . . . . . . .         9,100               440
 Polaroid Corp. . . . . . . . . . . . .         1,400                26
 Rockwell International Corp. * . . . .         6,900               330
 Solectron Corp. *  . . . . . . . . . .        10,300               980
 Tektronix, Inc.  . . . . . . . . . . .         1,500                58
 Teradyne, Inc. * . . . . . . . . . . .         6,200               409
 Texas Instruments, Inc.  . . . . . . .        28,500             2,761
 Thomas & Betts Corp. . . . . . . . . .         2,000                64
 Xilinx, Inc. * . . . . . . . . . . . .        11,200               509
                                                               --------
                                                                 26,131
Engineering and Construction - 0.0%
 Fluor Corp.  . . . . . . . . . . . . .         2,400               110
Financial Services - 2.6%
 American Express Co. . . . . . . . . .        15,900             2,643
 Associates First Capital Corp. -
  Cl. A * . . . . . . . . . . . . . . .        25,706               705
 Capital One Financial Corp.  . . . . .         7,200               347
 Citigroup, Inc.  . . . . . . . . . . .       119,728             6,653
 Mellon Financial Corp. . . . . . . . .        18,200               620
 Paychex, Inc.  . . . . . . . . . . . .         8,800               352
 Providian Financial Corp. *  . . . . .         5,050               460
                                                               --------
                                                                 11,780
Food, Beverage and Tobacco - 3.6%
 Adolph Coors Co. - Cl. B . . . . . . .         1,400                74
 Anheuser-Busch Cos., Inc.  . . . . . .        16,400             1,162
 Archer-Daniels-Midland Co. . . . . . .        22,273               271
 Bestfoods  . . . . . . . . . . . . . .         9,900               520
 Brown-Forman Corp. - Cl. B . . . . . .         2,400               137
 Campbell Soup Co.  . . . . . . . . . .        15,400               596
 Coca-Cola Co.  . . . . . . . . . . . .        87,700             5,109
 Coca-Cola Enterprises, Inc.  . . . . .        14,600               294
 ConAgra, Inc.  . . . . . . . . . . . .        17,500               395
 General Mills, Inc.  . . . . . . . . .        11,000               393
 H.J. Heinz Co. . . . . . . . . . . . .        12,700               506
 Hershey Foods Corp.  . . . . . . . . .         5,000               238
 Kellogg Co.  . . . . . . . . . . . . .        14,700               453
 Nabisco Group Holdings Corp. . . . . .        10,400               111
 PepsiCo, Inc.  . . . . . . . . . . . .        51,300             1,808
 Philip Morris Cos., Inc. . . . . . . .        83,600             1,938
 Quaker Oats Co.  . . . . . . . . . . .         4,800               315
 Ralston-Ralston Purina Group . . . . .        11,700               326
 Sara Lee Corp. . . . . . . . . . . . .        31,900               704
 SUPERVALU, Inc.  . . . . . . . . . . .         4,900                98
 Sysco Corp.  . . . . . . . . . . . . .        11,500               455
 UST, Inc.  . . . . . . . . . . . . . .         6,000               151
 Wm. Wrigley Jr. Co.  . . . . . . . . .         4,200               348
                                                               --------
                                                                 16,402
Health Care Products - 8.4%
 Abbott Laboratories  . . . . . . . . .        54,800             1,990
 Allergan, Inc. . . . . . . . . . . . .         4,400               219
 ALZA Corp. * . . . . . . . . . . . . .         3,500               121
 American Home Products Corp. * . . . .        46,600             1,838
 Amgen, Inc. *  . . . . . . . . . . . .        36,400             2,186
 Bausch & Lomb, Inc.  . . . . . . . . .         1,900               130

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
                                                                Market
             Name of Issuer                   Shares             Value
                                                                (000's)
COMMON STOCK - CONTINUED
Health Care Products - Continued
 Baxter International, Inc. . . . . . .        10,300          $    647
 Becton, Dickinson & Co.  . . . . . . .         8,600               230
 Biomet, Inc. . . . . . . . . . . . . .         4,000               160
 Boston Scientific Corp. *  . . . . . .        14,900               326
 Bristol-Myers Squibb Co. . . . . . . .        70,500             4,525
 C.R. Bard, Inc.  . . . . . . . . . . .         1,700                90
 Cardinal Health, Inc.  . . . . . . . .        10,200               488
 Eli Lilly & Co.  . . . . . . . . . . .        38,800             2,580
 Guidant Corp. *  . . . . . . . . . . .        10,800               508
 Johnson & Johnson  . . . . . . . . . .        49,400             4,600
 Mallinckrodt, Inc. . . . . . . . . . .         2,100                67
 Medtronic, Inc.  . . . . . . . . . . .        42,100             1,534
 Merck & Co., Inc.  . . . . . . . . . .        83,000             5,566
 Pfizer, Inc. . . . . . . . . . . . . .       137,600             4,464
 Pharmacia & Upjohn, Inc. . . . . . . .        18,500               833
 Schering-Plough Corp.  . . . . . . . .        52,300             2,206
 St. Jude Medical, Inc. * . . . . . . .         2,500                77
 Warner-Lambert Co. . . . . . . . . . .        30,600             2,507
 Watson Pharmaceuticals, Inc. * . . . .         3,200               115
                                                               --------
                                                                 38,007
Health Care Services - 0.4%
 Columbia/HCA Healthcare Corp.  . . . .        20,150               591
 HEALTHSOUTH Corp. *  . . . . . . . . .        13,500                72
 Humana, Inc. * . . . . . . . . . . . .         5,700                47
 Manor Care, Inc. * . . . . . . . . . .         3,400                54
 McKesson HBOC, Inc.  . . . . . . . . .         9,433               213
 Tenet Healthcare Corp. * . . . . . . .        10,500               247
 United Healthcare Corp.  . . . . . . .         6,200               329
 Wellpoint Health Networks, Inc. *  . .         2,300               152
                                                               --------
                                                                  1,705
Household Appliances / Furnishings - 0.1%
 Leggett & Platt, Inc.  . . . . . . . .         6,600               142
 Maytag Corp. . . . . . . . . . . . . .         2,800               134
 Springs Industries, Inc. - Cl. A . . .           300                12
 Whirlpool Corp.  . . . . . . . . . . .         2,800               182
                                                               --------
                                                                    470
Housing - 0.1%
 Centex Corp. . . . . . . . . . . . . .         1,700                42
 Fleetwood Enterprises, Inc.  . . . . .           700                14
 Kaufman & Broad Home Corp. . . . . . .         1,300                32
 Masco Corp.  . . . . . . . . . . . . .        16,300               414
 Owens Corning  . . . . . . . . . . . .         1,700                33
 Pulte Corp.  . . . . . . . . . . . . .           900                20
                                                               --------
                                                                    555
Insurance - 2.9%
 Aetna, Inc.  . . . . . . . . . . . . .         5,100               285
 AFLAC, Inc.  . . . . . . . . . . . . .         9,600               453
 Allstate Corp. . . . . . . . . . . . .        28,200               677
 American General Corp. . . . . . . . .         8,821               669
 American International Group, Inc. . .        54,986             5,945
 Aon Corp.  . . . . . . . . . . . . . .         9,400               376
 Chubb Corp.  . . . . . . . . . . . . .         6,300               355
 Cigna Corp.  . . . . . . . . . . . . .         6,700               540
 Cincinnati Financial Corp. . . . . . .         6,100               190
 Conseco, Inc.  . . . . . . . . . . . .        11,891               212
 Hartford Financial Services Group, Inc.        8,100               384
 Jefferson-Pilot Corp.  . . . . . . . .         3,850               263
 Lincoln National Corp. . . . . . . . .         6,800               272
 Loews Corp.  . . . . . . . . . . . . .         3,900               237
 Marsh & McLennan Cos., Inc.  . . . . .         9,600               918
 MBIA, Inc. . . . . . . . . . . . . . .         3,300               174
 MGIC Investment Corp.  . . . . . . . .         3,800               229
 Progressive Corp.  . . . . . . . . . .         2,700               197
 Safeco Corp. . . . . . . . . . . . . .         4,300               107
 St. Paul Cos., Inc.  . . . . . . . . .         7,714               260
 Torchmark, Inc.  . . . . . . . . . . .         4,200               122
 UnumProvident Corp.  . . . . . . . . .         8,820               283
                                                               --------
                                                                 13,148
Leisure and Recreation - 0.6%
 Brunswick Corp.  . . . . . . . . . . .         3,100                69
 Carnival Corp. . . . . . . . . . . . .        21,600             1,033
 Eastman Kodak Co.  . . . . . . . . . .        11,200               742
 Harrah's Entertainment, Inc. * . . . .         4,200               111
 Hasbro, Inc. . . . . . . . . . . . . .         6,525               124
 Hilton Hotels Corp.  . . . . . . . . .        14,000               135
 Marriott International, Inc. - Cl. A .         8,400               265
 Mattel, Inc. . . . . . . . . . . . . .        15,400               202
 Mirage Resorts, Inc. * . . . . . . . .         7,300               112
                                                               --------
                                                                  2,793
Machinery - 0.4%
 Caterpillar, Inc.  . . . . . . . . . .        12,600               593
 Deere & Co.  . . . . . . . . . . . . .         8,400               364
 Dover Corp.  . . . . . . . . . . . . .         7,000               318
 FMC Corp. *  . . . . . . . . . . . . .         1,000                57
 Ingersoll-Rand Co. . . . . . . . . . .         6,000               331
 McDermott International, Inc.  . . . .         2,100                19
 NACCO Industries, Inc. - Cl. A . . . .           200                11
 Thermo Electron Corp. *  . . . . . . .         5,100                77
 W.W. Grainger, Inc.  . . . . . . . . .         3,100               148
                                                               --------
                                                                  1,918
Media - Publishing - 0.5%
 Dow Jones & Co., Inc.  . . . . . . . .         3,200               218
 Gannett Co., Inc.  . . . . . . . . . .         9,900               807
 Knight-Ridder, Inc.  . . . . . . . . .         3,100               184
 Meredith Corp. . . . . . . . . . . . .         1,700                71
 New York Times Co. - Cl. A . . . . . .         6,300               310
 Times Mirror Co. - Cl. A . . . . . . .         2,100               141
 Tribune Co.  . . . . . . . . . . . . .         8,500               468
                                                               --------
                                                                  2,199
Media - TV / Radio - 2.3%
 CBS Corp. *  . . . . . . . . . . . . .        26,782             1,712
 Comcast Corp. - Cl. A  . . . . . . . .        26,900             1,360
 McGraw-Hill Cos., Inc. . . . . . . . .         7,000               431

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
                                                                Market
             Name of Issuer                   Shares             Value
                                                                (000's)
COMMON STOCK - CONTINUED
Media - TV / Radio - Continued
 The Walt Disney Co.  . . . . . . . . .        73,500          $  2,150
 Time Warner, Inc.  . . . . . . . . . .        45,400             3,289
 Viacom, Inc. - Cl. B * . . . . . . . .        24,500             1,481
                                                               --------
                                                                 10,423
Metal Product and Fabrication - 0.1%
 Milacron, Inc. . . . . . . . . . . . .           700                11
 Reynolds Metals Co.  . . . . . . . . .         2,400               184
 Timken Co. . . . . . . . . . . . . . .         1,600                33
 Worthington Industries, Inc. . . . . .         3,000                49
                                                               --------
                                                                    277
Metals and Mining - 0.4%
 Alcan Aluminum, Ltd. . . . . . . . . .         7,800               321
 Alcoa, Inc.  . . . . . . . . . . . . .        12,900             1,071
 Inco, Ltd. . . . . . . . . . . . . . .         6,200               146
 Phelps Dodge Corp. . . . . . . . . . .         2,796               187
                                                               --------
                                                                  1,725
Natural Gas Distribution - 0.5%
 Columbia Energy Group, Inc.  . . . . .         2,900               183
 Consolidated Natural Gas Co. . . . . .         3,300               214
 Enron Corp.  . . . . . . . . . . . . .        25,200             1,118
 NICOR, Inc.  . . . . . . . . . . . . .         1,600                52
 Peoples Energy Corp. . . . . . . . . .         1,300                44
 Sempra Energy  . . . . . . . . . . . .         7,955               138
 Williams Cos., Inc.  . . . . . . . . .        15,500               474
                                                               --------
                                                                  2,223
Oil - 1.4%
 Atlantic Richfield Co. (ARCO)  . . . .        11,300               978
 Conoco, Inc. - Cl. B . . . . . . . . .        22,245               553
 Royal Dutch Petroleum Co. - NY Shares         76,200             4,605
 Tosco Corp.  . . . . . . . . . . . . .         5,000               136
                                                               --------
                                                                  6,272
Oil - Equipment and Services - 2.6%
 Baker Hughes, Inc. . . . . . . . . . .        12,000               253
 Exxon Mobil Corp.  . . . . . . . . . .       122,555             9,873
 Halliburton Co.  . . . . . . . . . . .        15,700               632
 ONEOK, Inc.  . . . . . . . . . . . . .         1,200                30
 Schlumberger, Ltd. . . . . . . . . . .        19,300             1,086
                                                               --------
                                                                 11,874
Oil and Natural Gas Exploration and Production - 1.4%
 Amerada Hess Corp. . . . . . . . . . .         3,400               193
 Anadarko Petroleum Corp. . . . . . . .         4,500               154
 Apache Corp. . . . . . . . . . . . . .         4,300               159
 Ashland, Inc.  . . . . . . . . . . . .         2,300                76
 Burlington Resources, Inc. . . . . . .         7,610               252
 Chevron Corp.  . . . . . . . . . . . .        23,400             2,027
 Coastal Corp.  . . . . . . . . . . . .         7,800               276
 Kerr-McGee Corp. . . . . . . . . . . .         2,970               184
 Occidental Petroleum Corp. . . . . . .        12,500               270
 Phillips Petroleum Co. . . . . . . . .         9,000               423
 Rowan Cos., Inc. * . . . . . . . . . .         3,400                74
 Sunoco, Inc. . . . . . . . . . . . . .         3,100                73
 Texaco, Inc. . . . . . . . . . . . . .        19,500             1,059
 Transocean Sedco Forex, Inc. . . . . .         7,336               247
 Union Pacific Resources Group, Inc.  .         9,808               125
 Unocal Corp. . . . . . . . . . . . . .         8,800               295
 USX-Marathon Group . . . . . . . . . .        11,300               279
                                                               --------
                                                                  6,166
Paper and Forest Products - 0.9%
 Boise Cascade Corp.  . . . . . . . . .         1,900                77
 Champion International Corp. . . . . .         3,200               198
 Fort James Corp. . . . . . . . . . . .         7,200               197
 Georgia-Pacific Corp.  . . . . . . . .         5,900               300
 International Paper Co.  . . . . . . .        14,621               825
 Kimberly-Clark Corp. . . . . . . . . .        19,200             1,253
 Louisiana-Pacific Corp.  . . . . . . .         3,100                44
 Mead Corp. . . . . . . . . . . . . . .         3,900               170
 Potlatch Corp. . . . . . . . . . . . .           900                40
 Temple-Inland, Inc.  . . . . . . . . .         1,800               119
 Westvaco Corp. . . . . . . . . . . . .         3,900               127
 Weyerhaeuser Co. . . . . . . . . . . .         8,400               603
 Willamette Industries, Inc.  . . . . .         4,100               190
                                                               --------
                                                                  4,143
Personal and Commercial Lending - 0.4%
 Countrywide Credit Industries, Inc.  .         3,600                91
 Household International, Inc.  . . . .        16,966               632
 MBNA Corp. . . . . . . . . . . . . . .        28,375               773
 SLM Holding Corp.  . . . . . . . . . .         5,300               224
                                                               --------
                                                                  1,720
Pollution Control - 0.1%
 Allied Waste Industries, Inc. *  . . .         5,800                51
 Waste Management, Inc. . . . . . . . .        22,457               386
                                                               --------
                                                                    437
Precious Metals/Gems/Stones - 0.2%
 Barrick Gold Corp. . . . . . . . . . .        14,200               251
 Freeport-McMoRan Copper & Gold, Inc. -
  Cl. B . . . . . . . . . . . . . . . .         5,100               108
 Homestake Mining Co. . . . . . . . . .         8,000                63
 Newmont Mining Corp. . . . . . . . . .         5,801               142
 Placer Dome, Inc.  . . . . . . . . . .        12,400               133
                                                               --------
                                                                    697
Retail - Department Stores - 5.4%
 Bed Bath & Beyond, Inc. *  . . . . . .         4,600               160
 Circuit City Stores, Inc.  . . . . . .         7,300               329
 Consolidated Stores Corp. *  . . . . .         3,300                54
 Dayton Hudson Corp.  . . . . . . . . .        15,600             1,145
 Dillard's, Inc. - Cl. A  . . . . . . .         3,600                73
 Dollar General Corp. . . . . . . . . .         9,237               210
 Federated Department Stores, Inc. *  .         7,500               379
 Gap, Inc.  . . . . . . . . . . . . . .        30,175             1,388
 Harcourt General, Inc. . . . . . . . .         2,500               101
 Home Depot, Inc. . . . . . . . . . . .        81,750             5,605

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                Market
             Name of Issuer                   Shares             Value
                                                                (000's)
COMMON STOCK - CONTINUED
Retail - Department Stores - Continued
 J.C. Penney Co., Inc.  . . . . . . . .         8,600          $    171
 Kmart Corp. *  . . . . . . . . . . . .        18,300               184
 Kohl's Corp. . . . . . . . . . . . . .         5,900               426
 Limited, Inc.  . . . . . . . . . . . .         7,726               335
 Lowe's Cos., Inc.  . . . . . . . . . .        13,500               806
 May Department Stores Co.  . . . . . .        11,750               379
 Nordstrom, Inc.  . . . . . . . . . . .         5,400               141
 Office Depot, Inc. . . . . . . . . . .        10,700               117
 Sears, Roebuck & Co. . . . . . . . . .        13,800               420
 Staples, Inc. *  . . . . . . . . . . .        16,950               352
 Tandy Corp.  . . . . . . . . . . . . .         7,100               349
 TJX Cos., Inc. . . . . . . . . . . . .        10,600               217
 Toys "R" Us, Inc. *  . . . . . . . . .         8,600               123
 Wal-Mart Stores, Inc.  . . . . . . . .       157,900            10,915
                                                               --------
                                                                 24,379
Retail - Drug Stores - 0.4%
 CVS Corp.  . . . . . . . . . . . . . .        13,900               555
 Longs Drug Stores Corp.  . . . . . . .           900                23
 Rite Aid Corp. . . . . . . . . . . . .         8,500                95
 Walgreen Co. . . . . . . . . . . . . .        35,300             1,033
                                                               --------
                                                                  1,706
Retail - Food - 0.9%
 Albertson's, Inc.  . . . . . . . . . .        14,977               483
 Darden Restaurants, Inc. . . . . . . .         4,700                85
 McDonald's Corp. . . . . . . . . . . .        48,300             1,947
 Safeway, Inc. *  . . . . . . . . . . .        18,100               644
 The Great Atlantic & Pacific Tea Co.,
  Inc.. . . . . . . . . . . . . . . . .         1,000                28
 The Kroger Co. * . . . . . . . . . . .        30,100               568
 Tricon Global Restaurants, Inc. *  . .         5,350               207
 Wendy's International, Inc.  . . . . .         3,700                76
 Winn-Dixie Stores, Inc.  . . . . . . .         5,700               136
                                                               --------
                                                                  4,174
Shoe and Apparel Manufacturing - 0.2%
 Liz Claiborne, Inc.  . . . . . . . . .         2,000                75
 Nike, Inc. - Cl. B . . . . . . . . . .        10,000               496
 Reebok International, Ltd. . . . . . .         1,900                16
 Russell Corp.  . . . . . . . . . . . .           800                13
 V.F. Corp. . . . . . . . . . . . . . .         4,400               132
                                                               --------
                                                                    732
Steel - 0.1%
 Allegheny Technologies, Inc. . . . . .         2,850                64
 Bethlehem Steel Corp. *  . . . . . . .         3,200                27
 Nucor Corp.  . . . . . . . . . . . . .         3,000               164
 USX-US Steel Group, Inc. . . . . . . .         3,400               112
                                                               --------
                                                                    367
Telecommunication Equipment - 4.3%
 ADC Telecommunications, Inc. * . . . .         5,500               399
 Andrew Corp. * . . . . . . . . . . . .         2,850                54
 General Instrument Corp. * . . . . . .         6,200               527
 Lucent Technologies, Inc.  . . . . . .       111,225             8,321
 Nortel Networks Corp.  . . . . . . . .        47,500             4,798
 QUALCOMM, Inc. * . . . . . . . . . . .        23,600             4,157
 Scientific-Atlanta, Inc. . . . . . . .         2,900               161
 Tellabs, Inc. *  . . . . . . . . . . .        14,200               911
                                                               --------
                                                                 19,328
Telecommunication Services - 1.5%
 Clear Channel Communications, Inc. * .        11,900             1,062
 Global Crossing, Ltd.  . . . . . . . .        27,090             1,355
 MediaOne Group, Inc. . . . . . . . . .        21,600             1,659
 Nextel Communications, Inc. -
  Cl. A * . . . . . . . . . . . . . . .        13,000             1,341
 Sprint PCS (PCS Group) * . . . . . . .        15,250             1,563
                                                               --------
                                                                  6,980
Telephone - 6.8%
 Alltel Corp. . . . . . . . . . . . . .        11,100               918
 AT&T Corp. . . . . . . . . . . . . . .       113,506             5,760
 Bell Atlantic Corp.  . . . . . . . . .        55,236             3,401
 BellSouth Corp.  . . . . . . . . . . .        67,000             3,137
 CenturyTel, Inc. . . . . . . . . . . .         5,200               246
 GTE Corp.  . . . . . . . . . . . . . .        34,300             2,420
 MCI WorldCom, Inc. . . . . . . . . . .       100,778             5,348
 SBC Communications, Inc. . . . . . . .       121,197             5,908
 Sprint Corp. . . . . . . . . . . . . .        30,800             2,073
 U.S. West, Inc.  . . . . . . . . . . .        17,797             1,281
                                                               --------
                                                                 30,492
Transportation Services - 0.7%
 AMR Corp. *  . . . . . . . . . . . . .         5,100               342
 Burlington Northern Santa Fe . . . . .        15,900               385
 CSX Corp.  . . . . . . . . . . . . . .         7,900               248
 Delta Air Lines, Inc.  . . . . . . . .         4,500               224
 FDX Corp.  . . . . . . . . . . . . . .        10,600               434
 Kansas City Southern Industries, Inc.          3,800               284
 Norfolk Southern Corp. . . . . . . . .        13,800               283
 Ryder System, Inc. . . . . . . . . . .         2,000                49
 Southwest Airlines Co. . . . . . . . .        17,200               278
 U.S. Airways Group, Inc. * . . . . . .         2,600                83
 Union Pacific Corp.  . . . . . . . . .         9,000               393
                                                               --------
                                                                  3,003
U.S. Government Agencies - 0.8%
 Federal Home Loan Mortgage Corp. . . .        24,400             1,148
 Federal National Mortgage Assoc. . . .        36,500             2,279
                                                               --------
                                                                  3,427
                                                               --------
                     TOTAL COMMON STOCK-        101.0%          455,746

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
                                                 Par             Market
             Name of Issuer                     Value             Value
                                               (000's)           (000's)
SHORT-TERM INVESTMENTS
U.S. Governmental - 0.2%
 U.S. Treasury Bills
 5.11% due 03/16/00 # . . . . . . . . .   $        25           $     25
 5.16% due 03/16/00 # . . . . . . . . .           800                791
                                          -----------           --------
           TOTAL SHORT-TERM INVESTMENTS-          0.2%               816
                                          -----------           --------
                      TOTAL INVESTMENTS-        101.2%           456,562
    Payables, less cash and receivables-         (1.2)%           (5,266)
                                          -----------           --------
                             NET ASSETS-        100.0%          $451,296
                                          ===========           ========

* Non-income producing security.
# Securities, or a portion thereof, with an aggregate market value of $816 have been segregated to collateralize financial futures contracts.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                      Par        Market
                Name of Issuer                       Value        Value
                                                    (000's)      (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.8%
 K & F Industries, Inc. - Sr. Sub. Notes
 9.25% due 10/15/07 .........................       $  175       $  166

Auto and Truck Parts - 4.9%
 Accuride Corp. - Sr. Sub. Notes
 9.25% due 02/01/08 .........................          125          115
 Delco Remy International, Inc. - Sr. Notes
 8.625% due 12/15/07 ........................           50           48
 10.625% due 08/01/06 .......................          190          197
 Dura Operating Corp.
 9.0% due 05/01/09 ..........................          135          127
 Federal-Mogul Corp. - Sr. Notes
 8.8% due 04/15/07 ..........................          100           97
 Hayes Lemmerz International, Inc.
 9.125% due 07/15/07 ........................          100           98
 LDM Technologies, Inc.
 10.75% due 01/15/07 ........................          135          123
 Lear Corp. - Sub. Notes
 9.5% due 07/15/06 ..........................          100          101
 Numatics, Inc. - Ser. B
 9.625% due 04/01/08 ........................          100           75
                                                                 ------
                                                                    981
Banks - 0.6%
 Western Financial Bank - Sub.
 8.875% due 08/01/07 ........................          125          115

Business Services - 0.3%
 Express Scripts, Inc. - Sr. Notes
 9.625% due 06/15/09 ........................           50           51

Chemicals - 5.5%
 Acetex Corp. - Sr. Notes
 9.75% due 10/01/03 .........................          125          114
 Georgia Gulf Corp. - Sr. Sub. Notes 144A (a)
 10.375% due 11/01/07 .......................          125          130
 Lyondell Chemical Co. - Debs.
 9.8% due 02/01/20 ..........................          110          110
 9.875% due 05/01/07 ........................          195          199
 PCI Chemicals Canada, Inc.
 9.25% due 10/15/07 .........................           90           69
 Sovereign Speciality Chemicals
 9.5% due 08/01/07 ..........................          180          181
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 .......................          150          131
 ZSC Specialty Chemical plc - Sr. Notes 144A
  (a)
 11.0% due 07/01/09 .........................          150          155
                                                                 ------
                                                                  1,089
Coal - 1.5%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08 ........................          300          295

Commercial Services - 1.7%
 Iron Mountain, Inc.
 8.75% due 09/30/09 .........................          150          143
 Pierce Leahy Corp. - Sr. Sub. Notes
 9.125% due 07/15/07 ........................           75           74
 Sullivan Graphics, Inc. - Sr. Sub. Notes
 12.75% due 08/01/05 ........................          125          129
                                                                 ------
                                                                    346

Computer Software and Services - 4.0%
 Concentric Network Corp. - Sr. Notes
 12.75% due 12/15/07 ........................          150          157
 Exodus Communications, Inc. - Sr. Notes
 11.25% due 07/01/08 ........................          150          156
 PSINet, Inc. - Sr. Notes
 11.5% due 11/01/08 .........................           75           78
 10.0% due 02/15/05 .........................          200          198
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 .......................          150          151
 11.25% due 12/01/08 ........................           50           53
                                                                 ------
                                                                    793
Construction - 0.5%
 Nortek, Inc. - Sr. Notes
 9.125% due 09/01/07 ........................          100           97

Consumer - Miscellaneous - 2.0%
 Lin Holdings Corp. - Sr. Disc. Notes
 1.0% due 03/01/08 ..........................          475          321
 Royster-Clark, Inc. - 1st Mtge. 144A (a)
 10.25% due 04/01/09 ........................           90           82
                                                                 ------
                                                                    403
Containers - 1.0%
 Gaylord Container Corp. - Sr. Notes Ser. B
 9.375% due 06/15/07 ........................          125          116
 Packaging Corp. of America
 9.625% due 04/01/09 ........................           75           77
                                                                 ------
                                                                    193
Diversified Operations - 2.1%
 Fisher Scientific International, Inc. - Sr.
  Sub. Notes
 9.0% due 02/01/08 ..........................          125          120
 Prestolite Electric, Inc.
 9.625% due 02/01/08 ........................           75           58
 SCG Holding Corp. & Semiconductor Components
  Industries LLC - Sr. Sub. Notes 144A (a)
 12.0% due 08/01/09 .........................          160          170
 Werner Holdings Co., Inc.
 10.0% due 11/15/07 .........................           35           34
 Westinghouse Air Brake Co. - Sr. Notes
 9.375% due 06/15/05 ........................           45           45
                                                                 ------
                                                                    427
Electrical Equipment - 0.5%
 Wesco Distribution, Inc. - Ser. B
 9.125% due 06/01/08 ........................          100           94

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                      Par        Market
                Name of Issuer                       Value        Value
                                                    (000's)      (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Electronic Products and Services - 0.6%
 Advanced Micro Devices - Sr. Notes
 11.0% due 08/01/03 ..........................      $ 130        $ 130

Financial Services - 2.0%
 AMSC Acquisition Co., Inc. - Ser. B
 12.25% due 04/01/08 .........................         50           39
 Olympic Financial, Ltd. - Sr. Notes
 11.5% due 03/15/07 ..........................        125          130
 RBF Finance Co.
 11.375% due 03/15/09 ........................        120          129
 Tembec Finance Corp. - Sr. Notes
 9.875% due 09/30/05 .........................         95           99
                                                                 -----
                                                                   397
Food, Beverage and Tobacco - 3.1%
 Aurora Foods, Inc. - Sr. Sub. Notes
 8.75% due 07/01/08 ..........................         75           71
 9.875% due 02/15/07 .........................         50           51
 B&G Foods, Inc.
 9.625% due 08/01/07 .........................        125          113
 Chiquita Brands International, Inc. - Sr.
  Notes
 10.0% due 06/15/09 ..........................         65           49
 Del Monte Foods Co. - Sr. Disc. Notes Ser. B
 12.5% due 12/15/07 ..........................        137          104
 Nash-Finch Co. - Ser. B
 8.5% due 05/01/08 ...........................        100           83
 Vlasic Foods International, Inc. - Sr. Sub
  Notes
 10.25% due 07/01/09 .........................        150          143
                                                                 -----
                                                                   614
Foreign - 0.4%
 Satelites Mexicanos SA - Sr. Notes
 10.125% due 11/01/04 ........................        125           85

Health Care Products - 1.7%
 ALARIS Medical Systems, Inc.
 9.75% due 12/01/06 ..........................         75           64
 ALARIS Medical, Inc. - Sr. Disc. Notes
 11.125% due 08/01/08 ........................        150           62
 Beckman Coulter, Inc.
 7.45% due 03/04/08 ..........................         50           46
 MEDIQ, Inc.
 11.0% due 06/01/08 ..........................        150           60
 Owens & Minor, Inc.
 10.875% due 06/01/06 ........................        111          114
                                                                 -----
                                                                   346
Health Care Services - 2.9%
 Beverly Enterprises, Inc.
 9.0% due 02/15/06 ...........................        210          198
 Lifepoint Hospitals Holdings, Inc.
 10.75% due 05/15/09 .........................         60           62
 Tenet Healthcare Corp. - Sr. Sub Notes
 8.125% due 12/01/08 .........................        175          166
 Triad Hospitals Holdings, Inc.
 11.0% due 05/15/09 ..........................        150          155
                                                                 -----
                                                                   581
Housing - 2.4%
 American Standard Cos., Inc.
 7.625% due 02/15/10 .........................         35           32
 Engle Homes, Inc. - Ser. C
 9.25% due 02/01/08 ..........................         90           81
 Grove Worldwide Llc - Sr. Sub. Notes
 9.25% due 05/01/08 ..........................         85           26
 Investcorp
 0.0% due 06/15/07 ...........................        200          150
 Standard Pacific Corp. - Sr. Notes
 8.5% due 06/15/07 ...........................        110          106
 8.5% due 04/01/09 ...........................        100           92
                                                                 -----
                                                                   487
Leisure and Recreation - 4.9%
 AMC Entertainment, Inc. - Sr. Sub. Notes
 9.5% due 03/15/09 ...........................         75           66
 9.5% due 02/01/11 ...........................        125          109
 Aztar Corp. - Sr. Sub. Notes
 8.875% due 05/15/07 .........................        100           96
 Bell Sports, Inc.
 11.0% due 08/15/08 ..........................        150          148
 Hollywood Casino Corp.
 11.25% due 05/01/07 .........................        150          155
 Loews Cineplex Entertainment Corp. - Sr. Sub.
  Notes
 8.875% due 08/01/08 .........................        100           88
 Station Casinos, Inc. - Sr. Sub. Notes
 8.875% due 12/01/08 .........................        100           96
 True Temper Sports, Inc. - Sr. Sub. Notes
 10.875% due 12/01/08 ........................        230          220
                                                                 -----
                                                                   978
Media - Publishing - 0.4%
 American Media Operations, Inc. - Sr. Sub
  Notes
 10.25% due 05/01/09 .........................         75           75
Media - TV / Radio - 9.6%
 Allbritton Communications Co. - Sr. Sub.
  Notes
 9.75% due 11/30/07 ..........................        250          250
 Cablevision SA - Bonds
 13.75% due 05/01/09 .........................         60           59
 Century Communications Corp. - Sr. Disc.
  Notes
 0.0% due 01/15/08 ...........................        500          217
 Charter Communications Holdings, LLC - Sr.
  Notes
 8.625% due 04/01/09 .........................        300          277
 Classic Cable, Inc.
 9.875% due 08/01/08 .........................        120          118

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO

                                                            Par      Market
                Name of Issuer                             Value      Value
                                                          (000's)    (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Media - TV / Radio - Continued
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 ................................     $  350     $  353
 Emmis Communications Corp.
 8.125% due 03/15/09 ................................         55         53
 Frontiervision Holding L.P. - Sr. Disc. Notes
 11.875% due 09/15/07 ...............................        200        178
 Granite Broadcassting Corp. - Sr. Sub. Notes
 8.875% due 05/15/08 ................................        175        167
 Iridium LLC & Capital Corp.
 11.25% due 07/15/05 ................................        200          8
 Multicanal SA
 13.125% due 04/15/09 ...............................        180        177
 Young Broadcasting, Inc.
 8.75% due 06/15/07 .................................         50         48
                                                                     ------
                                                                      1,905
Metals and Mining - 1.0%
 Johnstown America Industries, Inc. - Sr. Sub.
  Notes
 11.75% due 08/15/05 ................................        150        153
 Neenah Corp. - Sr. Sub. Notes
 11.125% due 05/01/07 ...............................         10          9
 11.125% due 05/01/07 ...............................         40         37
                                                                     ------
                                                                        199
Natural Gas Distribution - 0.7%
 Energy Corp. of America - Sr. Sub. Notes
 9.5% due 05/15/07 ..................................        200        140

Oil - Equipment and Services - 1.0%
 ICO, Inc. - Sr. Notes
 10.375% due 06/01/07 ...............................         50         45
 Key Energy Services, Inc.
 14.0% due 01/15/09 .................................         65         71
 Tuboscope, Inc.
 7.5% due 02/15/08 ..................................        100         85
                                                                     ------
                                                                        201
Oil and Natural Gas Exploration and Production - 3.6%
 Contour Energy Co.
 14.0% due 04/15/03 .................................         92         90
 Costilla Energy, Inc. - Sr. Notes
 10.25% due 10/01/06 ................................        125         36
 Petroleos Mexicanos
 8.85% due 09/15/07 .................................        175        167
 Plains Resources, Inc. - Sr. Sub. Notes
 10.25% due 03/15/06 ................................        125        122
 10.25% due 03/15/06 ................................        100         98
 Pride International, Inc. - Sr. Notes
 9.375% due 05/01/07 ................................        100        100
 10.0% due 06/01/09 .................................        100        103
                                                                     ------
                                                                        716
Paper and Forest Products - 2.0%
 Doman Industries, Ltd. - Sr. Notes
 8.75% due 03/15/04 .................................        100         85
 12.0% due 07/01/04 .................................         75         78
 Grupo Industrial Durango, S.A. - Notes
 12.625% due 08/01/03 ...............................        100         99
 Repap New Brunswick, Inc.
 9.0% due 06/01/04 ..................................         60         59
 10.625% due 04/15/05 ...............................         75         70
 Tembec Industries, Inc.
 8.625% due 06/30/09 ................................         15         15
                                                                     ------
                                                                        406
Personal and Commercial Lending - 0.1%
 Arcadia Financial, Ltd. - Sr. Notes
 11.5% due 03/15/07 .................................         15         16

Pollution Control - 0.7%
 WMX Technologies, Inc. - Notes
 7.0% due 10/15/06 ..................................        150        133

Real Estate Development - 0.6%
 D.R. Horton, Inc.
 8.0% due 02/01/09 ..................................         60         55
 Del Webb Corp. - Sr. Sub. Debs.
 10.25% due 02/15/10 ................................         75         72
                                                                     ------
                                                                        127
Retail - Department Stores - 0.4%
 Mattress Discounters Co.
 12.625% due 07/15/07 ...............................         75         73

Retail - Drug Stores - 1.6%
 Duane Reade, Inc. - Sr. Sub. Notes
 9.25% due 02/15/08 .................................        325        318

Retail - Food - 1.6%
 Disco S.A. - Notes
 9.875% due 05/15/08 ................................         75         65
 Stater Bros. Holdings, Inc. - Senior Notes
 10.75% due 08/15/06 ................................        250        253
                                                                     ------
                                                                        318
Shoe and Apparel Manufacturing - 0.7%
 WestPoint Stevens, Inc. - Sr. Notes
 7.875% due 06/15/08 ................................        150        134

Steel - 2.0%
 AK Steel Corp. - Sr. Notes
 9.125% due 12/15/06 ................................        100        101
 Armco, Inc. - Sr. Notes
 9.0% due 09/15/07 ..................................         75         76
 Bayou Steel Corp.
 9.5% due 05/15/08 ..................................        100         93
 LTV Corp. - Sr. Notes 144A (a)
 11.75% due 11/15/09 ................................        130        137
                                                                     ------
                                                                        407
Telecommunication Equipment - 2.5%
 Covad Communications Group, Inc. - Sr. Notes
 12.5% due 02/15/09 .................................         50         52

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                      Par        Market
                Name of Issuer                       Value        Value
                                                    (000's)      (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Equipment - Continued
 Crown Castle International Corp. - Sr. Disc.
  Notes
 10.625% due 11/15/07 ........................     $   100      $    76
 Fairchild Semiconductor Corp. - Sr. Sub.
  Notes
 10.125% due 03/15/07 ........................         250          252
 10.375% due 10/01/07 ........................          35           36
 L-3 Communications Corp. - Sr. Sub. Notes
 8.5% due 05/15/08 ...........................          35           33
 Paging Network, Inc. - Sr. Sub. Notes
 10.125% due 08/01/07 ........................         150           47
                                                                -------
                                                                    496
Telecommunication Services - 16.3%
 Bresnan Communications Co. - Sr. Disc. Notes
 9.25% due 02/01/09 ..........................          50           35
 BTI Telecom Corp. - Sr. Notes
 10.5% due 09/15/07 ..........................         100           92
 Clearnet Communications, Inc. - Sr. Disc.
  Notes
 10.125% due 05/01/09 ........................         150           90
 Fonda Group, Inc. - Sr. Sub. Notes
 9.5% due 03/01/07 ...........................         125          105
 GCI, Inc. - Sr. Notes
 9.75% due 08/01/07 ..........................         400          374
 Global Crossing Holdings, Ltd. - Sr. Notes
  144A (a)
 9.125% due 11/15/06 .........................         100           99
 Globalstar LP/Capital Corp. - Global Star -
  Sr. Notes
 10.75% due 11/01/04 .........................         125           83
 GST Telecommunications, Inc. - Sr. Sub. Notes
 12.75% due 11/15/07 .........................          50           48
 Hyperion Telecommunications, Inc. - Sr. Notes
 12.25% due 09/01/04 .........................          50           54
 13.0% due 04/15/03 ..........................         140          126
 Innova State of DE R.L. - Sr. Notes
 12.875% due 04/01/07 ........................         100           89
 Insight Midwest LP & Insight Capital, Inc. -
  Sr. Notes 144A (a)
 9.75% due 10/01/09 ..........................          35           36
 Intermedia Communications, Inc. - Sr. Notes
  Ser. B
 8.6% due 06/01/08 ...........................          50           46
 Intermedia Communications, Inc. - Sr. Notes
 8.875% due 11/01/07 .........................         275          257
 IXC Communications, Inc. - Sr. Sub Notes
 9.0% due 04/15/08 ...........................          50           51
 KMC Telecom Holdings, Inc. - Sr. Disc. Notes
 12.5% due 02/15/08 ..........................         275          151
 Level 3 Communications, Inc. - Sr. Notes
 9.125% due 05/01/08 .........................          30           28
 McLeodUSA, Inc. - Senior Notes
 8.375% due 03/15/08 .........................         200          188
 MGC Communications, Inc. - Sr. Notes Ser. B
 13.0% due 10/01/04 ..........................          25           25
 Nextel Communications, Inc. - Sr. Disc. Notes
 9.75% due 10/31/07 ..........................         650          470
 NTL Communications Corp. - Sr. Notes
 12.375% due 10/01/08 ........................         440          309
 Price Communications Wireless, Inc.
 9.125% due 12/15/06 .........................          50           51
 RCN Corp. - Sr. Disc. Notes
 11.0% due 07/01/08 ..........................         175          114
 RSL Communications plc
 9.125% due 03/01/08 .........................         100           88
 Telecommunications Techniques Co.
 9.75% due 05/15/08 ..........................         140          127
 Time Warner Telecom Llc - Sr. Notes
 9.75% due 07/15/08 ..........................         100          103
                                                                -------
                                                                  3,239
Telephone - 3.6%
 Alestra SA - Sr. Notes 144A (a)
 12.125% due 05/15/06 ........................         175          176
 e.spire Communications, Inc. - Sr. Disc.
  Notes
 12.75% due 04/01/06 .........................         100           48
 ITC DeltaCom, Inc. - Sr. Notes
 8.875% due 03/01/08 .........................          25           24
 9.75% due 11/15/08 ..........................          75           76
 NEXTLINK Communications, Inc. - Sr. Disc.
  Notes
 9.45% due 04/15/08 ..........................         300          189
 NEXTLINK Communications, Inc. - Sr. Notes
  144A (a)
 10.5% due 12/01/09 ..........................          75           76
 Viatel, Inc. - Sr. Notes
 11.25% due 04/15/08 .........................         125          126
                                                                -------
                                                                    715
Transportation Services - 0.8%
 Dunlop Standard Aero Holdings - Sr. Notes
 11.875% due 05/15/09 ........................         150          155
                                                                -------
                  TOTAL PUBLICLY-TRADED BONDS-       92.6%       18,441

                                                    Shares
PREFERRED STOCK
Computer Software and Services - 0.6%
 Concentric Network Corp. - PIK Ser. B .......         112          111

Media - Publishing - 0.5%
 Primedia, Inc. ..............................       1,250          108
                                                                -------
                        TOTAL PREFERRED STOCK-        1.1%          219

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                                      Market
                Name of Issuer                       Shares            Value
                                                                      (000's)

WARRANTS - 0.0%
Telecommunication Services - 0.0%
 KMC Telecom Holdings, Inc. - WT 144A (a)
 expires 04/15/08 (Cost $0) ..................            250        $      1

                                                       Par
                                                      Value
                                                     (000's)
SHORT-TERM INVESTMENTS - 8.6%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00 ........................       $  1,714           1,714
                                                     --------        --------
                            TOTAL INVESTMENTS-         102.3%          20,375
          Payables, less cash and receivables-         (2.3)%           (454)
                                                     --------        --------
                                   NET ASSETS-         100.0%        $ 19,921
                                                     ========        ========

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, securities aggregated $1,062 or 5.33% of net assets of the Portfolio.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO


                                                  Par            Market
               Name of Issuer                    Value           Value
                                                (000's)         (000's)
PUBLICLY-TRADED BONDS

Belgium - 2.9%
 Kingdom of Belgium - Bonds (GOVF)
 9.0% due 03/28/03 #. . . . . . . . . . . .   $  1,800          $ 2,042
Canada - 2.3%
 Government of Canada - Bonds (GOVF)
 7.0% due 12/01/06 #. . . . . . . . . . . .      2,300            1,657
France - 15.5%
 Government of France (GOVF)
 3.5% due 07/12/04 #. . . . . . . . . . . .      5,950            5,687
 4.0% due 04/25/09 #. . . . . . . . . . . .      3,670            3,318
 5.5% due 04/25/07 #. . . . . . . . . . . .        610              628
 6.0% due 10/25/25 #. . . . . . . . . . . .      1,357            1,368
                                                                -------
                                                                 11,001
Germany - 5.8%
 Bundesobligation - Bonds (GOVF)
 4.5% due 02/18/03 #. . . . . . . . . . . .      1,700            1,707
 Bundesrepublic Deutschland - Bonds (GOVF)
 6.75% due 04/22/03 # . . . . . . . . . . .      1,125            1,204
 Federal Republic of Germany - Bonds (GOVF)
 6.25% due 01/04/24 # . . . . . . . . . . .        833              870
 Treuhandanstalt - Bonds (FORG)
 7.5% due 09/09/04 #. . . . . . . . . . . .        281              314
                                                                -------
                                                                  4,095
Italy - 2.0%
 Republic of Italy (GOVF)
 3.25% due 04/15/04 # . . . . . . . . . . .      1,500            1,409
Japan - 6.7%
 Government of Japan - Bonds (GOVF)
 1.9% due 03/20/09 #. . . . . . . . . . . .    384,700            3,812
 3.0% due 09/20/05 #. . . . . . . . . . . .     88,000              950
                                                                -------
                                                                  4,762
Netherlands - 9.5%
 Government of Netherlands - Bonds (GOVF)
 6.5% due 04/15/03 #. . . . . . . . . . . .      3,100            3,283
 Repsol International Finance (FINL)
 3.607% due 12/14/00 #. . . . . . . . . . .      3,400            3,424
                                                                -------
                                                                  6,707
Spain - 3.1%
 Government of Spain - Bonds (GOVF)
 10.0% due 02/28/05 # . . . . . . . . . . .      1,790            2,197
Supra National - 3.3%
 European Investment Bank - Bond (BANK)
 5.875% due 05/12/09 #                           1,500            1,372
 International-American Development Bank -
  Bonds (BANK)
 1.9% due 07/08/09 #. . . . . . . . . . . .    100,000              998
                                                                -------
                                                                  2,370
Sweden - 4.3%
 Government of Sweden - Bonds (GOVF)
 5.5% due 04/12/02. . . . . . . . . . . . .     26,000            3,084

United Kingdom - 5.1%
 U.K. Treasury - Bonds (GOVF)
 6.0% due 12/07/28 #. . . . . . . . . . . .        300              593
 6.25% due 11/25/10 # . . . . . . . . . . .        700            1,209
 7.25% due 12/07/07 # . . . . . . . . . . .      1,045            1,842
                                                                -------
                                                                  3,644
United States - 35.7%
 Chase Manhattan Corp. - Sub. Notes (BANK)
 6.0% due 02/15/09 #. . . . . . . . . . . .      1,250            1,124
 Cytec Industries, Inc. - Notes (CHEM)
 6.846% due 05/11/05 #. . . . . . . . . . .      1,500            1,406
 Federal Home Loan Mortgage Corp. (GOVA)
 6.625% due 09/15/09 #. . . . . . . . . . .      1,400            1,360
 Federal National Mortgage Assoc. (GOVA)
 6.5% due 01/31/30 #. . . . . . . . . . . .      3,580            3,373
 7.5% due 01/31/30 #. . . . . . . . . . . .      1,800            1,780
 Government National Mortgage Assoc. (GOVA)
 7.0% due 01/31/30 #                             1,800            1,738
 7.37% due 06/15/38 . . . . . . . . . . . .         42               41
 Lucent Technologies, Inc. - Debs. (TELE)
 6.45% due 03/15/29 . . . . . . . . . . . .      1,107              964
 McKesson Corp. - Notes (HEAL)
 6.4% due 03/01/08. . . . . . . . . . . . .      1,500            1,338
 Standard Credit Card Master Trust (LEND)
 8.25% due 01/07/07 # . . . . . . . . . . .      2,000            2,090
 U.S. Treasury - Bonds (GOVE)
 6.125% due 08/15/29 #. . . . . . . . . . .      2,170            2,069
 6.25% due 02/28/02 # . . . . . . . . . . .      7,100            7,098
 8.0% due 11/15/21 #. . . . . . . . . . . .        560              636
 U.S. Treasury Bills (GOVE)
  0.0% due 03/02/00 # . . . . . . . . . . .        300              296
                                                                -------
                                                                 25,313
                                                                -------
                TOTAL PUBLICLY-TRADED BONDS-      96.2%          68,281

COMMERCIAL PAPER - 7.0%
United States - 7.0%
 E.I. du Pont de Nemours & Co. (CHEM)
  5.78% due 01/20/00 #. . . . . . . . . . .      1,500            1,495
 Xerox Capital Europe plc (FINL)  . . . . .
  5.83% due 01/19/00 #. . . . . . . . . . .      3,500            3,490
                                                                -------
                                                                  4,985
SHORT-TERM INVESTMENTS - 3.9%
United States - 3.9%
 Investment in joint trading account (Note B)
  5.242% due 01/03/00 . . . . . . . . . . .      2,784            2,784
                                              --------          -------
                          TOTAL INVESTMENTS-     107.1%          76,050
        Payables, less cash and receivables-      (7.1)%         (5,059)
                                              --------          -------
                                 NET ASSETS-     100.0%         $70,991
                                              ========          =======

# Securities, or a portion thereof, with an aggregate market value of $29,975 have been segregated to collateralize financial futures contracts.

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                             Market       % of
                                Industry      Value     Long-Term
          Industry            Abbreviation   (000's)   Investments
Foreign Governmental  . . .       GOVF       $36,860      54.0%
U.S. Governmental . . . . .       GOVE        10,099      14.8%
U.S. Government Agencies  .       GOVA         8,292      12.1%
Banks . . . . . . . . . . .       BANK         3,494       5.1%
Financial Services  . . . .       FINL         3,424       5.0%
Personal and Commercial
 Lending. . . . . . . . . .       LEND         2,090       3.1%
Chemicals . . . . . . . . .       CHEM         1,406       2.0%
Health Care Products  . . .       HEAL         1,338       2.0%
Telecommunication Equipment       TELE           964       1.4%
Foreign . . . . . . . . . .       FORG           314       0.5%
                                             -------     -----
                                             $68,281     100.0%
                                             =======     =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of thirty-one portfolios: Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, International Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Global Bond (formerly, Strategic Bond) Portfolios. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Mutual Variable Life Insurance Account UV ("JHMVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Mutual Life Insurance Company ("John Hancock") and to Investors Partner Life Account L ("IPLL") to fund contracts and policies issued by Investors Partner Life ("IPL").

NOTE B--ACCOUNTING POLICIES

     Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Valuation of Investments: For the Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Emerging Markets Equity, Small Cap Growth, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index Portfolios: Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     For the Sovereign Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

     For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

     For the International Equity Index, Global Equity, International Equity, International Balanced and International Opportunities Portfolios: Investments in securities traded on national securities exchanges in the United States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation."

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

     Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Emerging Markets Equity, International Equity Index, Global Equity, International Equity, International Balanced, Mid Cap Growth, Large Cap Value, Mid Cap Value, Growth & Income, Managed, Small Cap Value, International Opportunities and Equity Index Portfolios are shown net of foreign taxes withheld of $2, $18, $388, $19, $5, $33, $1, $24, $1, $377, $295, $1, $142 and
$40, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Securities Lending: Certain Portfolios (Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Small/Mid Cap Growth, Growth & Income, Managed, Short-Term Bond, International Opportunities and Global Bond) may lend their securities to certain qualified brokers who pay these Portfolios negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 1999, the market value of the securities loaned and the market value of the collateral were as follows.


                                Value of Securities Loaned   Value of Collateral
                                --------------------------   -------------------
Large Cap Growth ............           $ 36,800                 $ 37,432
Sovereign Bond ..............             96,099                   98,170
International Equity Index...              1,074                    1,130
Small Cap Growth ............             44,837                   45,520
Mid Cap Growth ..............            122,638                  125,058
Large Cap Value .............             17,093                   17,489
Mid Cap Value ...............             21,126                   21,402
Small/Mid Cap Growth ........             24,338                   25,561
Growth & Income .............             92,917                   92,846
Managed .....................            217,254                  221,501
Short-Term Bond .............               None                     None
International Opportunities..              2,914                    2,994
Global Bond .................             10,015                   10,232

     Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint Repurchase Agreements: The Sovereign Bond and Small Cap Growth Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/ or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

     The International Equity, Large Cap Value CORE and Small/Mid Cap CORE Portfolios of the Fund, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (the "Sub-Adviser"), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

     Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future Portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of December 31, 1999:

                                                        Par            Market
  Name of Issuer                                       Value           Value
  --------------                                     --------        --------
American Express Co.
 5.00% due 01/05/00 ...........................      $ 40,000        $ 39,978
Chevron USA, Inc.
 5.00% due 01/03/00 ...........................        40,000          39,978
Den Danske Corp.
 4.50% due 01/03/00 ...........................       150,000         150,019
Deutsche Bank AG
 5.00% due 01/05/00 ...........................        40,000          39,978
Exxon Asset Management Co.
 6.30% due 01/03/00 ...........................        40,000          39,979
Household Finance Corp.
 6.00% due 01/03/00  ..........................        40,000          39,987
Nestle Capital Corp.
 6.00% due 01/04/00 ...........................        40,000          39,980
PNC Bank NA
 5.50% due 01/03/00 ...........................        77,715          77,727
                                                     --------        --------
    Joint  Trading Account Totals .............      $467,715        $467,626
                                                     ========        ========

     Financial Futures Contracts: The Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, International Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value CORE, Small/Mid Cap Growth, Small/Mid Cap CORE, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

     When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 1999, open positions in financial futures contracts were as follows:

Sovereign Bond Portfolio


                                                           Face
                                           Expiration     Amount    Unrealized
Sold                                          Date       at Value      Gain
----                                       ----------    --------   ----------
86 contracts
 U.S. Long Bond Future ..............      Mar., 2000      $7,821      $177


International Equity Index Portfolio

                                                           Face
                                           Expiration     Amount    Unrealized
Purchased                                     Date       at Value      Gain
---------                                  ----------    --------   ----------
27 contracts
 CAC-40 Index Future ................      Mar., 2000      $1,535      $ 98
10 contracts
 DAX Index Future ...................      Mar., 2000       1,593       167
14 contracts
 FTSE 100 Index Future ..............      Mar., 2000       1,520        51
31 contracts
 Nikkei 225 Index Future ............      Mar., 2000       2,857        73
                                                           ------      ----
                                                           $7,505      $389
                                                           ======      ====


International Equity Portfolio

                                                           Face
                                           Expiration     Amount    Unrealized
Purchased                                     Date       at Value      Gain
---------                                  ----------    --------   ----------
2 contracts
 TOPIX Index Future .................      Mar., 2000      $  335      $ 20


Large Cap Value Core Portfolio


                                                           Face
                                           Expiration     Amount    Unrealized
Purchased                                     Date       at Value      Gain
---------                                  ----------    --------   ----------
1 contract
 S&P 500 Index Future ...............      Mar., 2000      $  371      $  3
3 contracts
 CME E-Mini S&P 500 Index Future ....      Mar., 2000         223         5
                                                           ------      ----
                                                           $  594      $  8
                                                           ======      ====

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

Small/Mid Cap Core Portfolio

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Gain
---------                                  ----------  ----------   ----------
1 contract
 Russell 2000 Index Future ..........      Mar., 2000     $510          $7


Equity Index Portfolio
                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Gain
---------                                  ----------  ----------  ------------
37 contracts
 S&P 500 Index Futures ..............      Mar., 2000   $13,729        $355


Global Bond Portfolio


                                                         Face
                                          Expiration    Amount     Unrealized
Sold                                         Date      at Value    Gain/(Loss)
----                                      ----------  ----------  -------------
51 contracts
 U.S. 10 Year Treasury Note Future ..     Mar., 2000    $4,889        $101

Purchased
---------
20 contracts
 U.S. 5 Year Treasury Note Future . . . . Mar., 2000    $1,960        $(12)
                                                        ------        -----
                                                        $6,849        $ 89
                                                        ======        =====

     At December 31, 1999, the International Equity, Large Cap Value CORE and Small/Mid Cap CORE portfolios had deposited $45, $45 and $35, respectively, in a segregated account to cover margin requirements on open financial futures contracts.

     Forward Foreign Currency Contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     Currency Translation: For Portfolios that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

     Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by all other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

     Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1999, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: Sovereign Bond had $21,049, which expires in 2007; Global Equity had $281, which expires in 2006; Money Market had $14, which expires in 2007; Mid Cap Value had $8,121, which expires in 2006 and $1,558, which expires in 2007; Bond Index had $158, which expires in 2007; Small/Mid Cap CORE had $25, which expires in 2006; Real Estate Equity had $4,280, which expires in 2007; Short-Term Bond had $131, which expires in 2006 and $1,304, which expires in 2007; Small Cap Value had $1,445, which expires in 2006; High Yield Bond had $276, which expires in 2007; and Global Bond had $1,234, which expires in 2007.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

     On February 17, 1999, the Board of Trustees of the Fund renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

     For the Growth & Income, Sovereign Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

          For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;

          For the Real Estate Equity Portfolio, 0.60% on an annual basis of the first $300,000 of the Portfolio's net assets, 0.50% for the net assets between $300,000 and $800,000; and 0.40% for net assets in excess of $800,000;

          For the International Equity Index Portfolio, 0.18% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

          For the Small/Mid Cap Growth and Mid Cap Blend Portfolios, 0.75% on an annual basis of the first $250,000 of the net assets of each Portfolio; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

          For the Large Cap Value Portfolio, 0.75% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for net assets between $100,000 and $250,000; and 0.65% for net assets in excess of $250,000;

          For the Short-Term Bond Portfolio, 0.30% on an annual basis of its net assets;

          For the Small Cap Growth Portfolio, 0.75% on an annual basis of its net assets;

          For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis for net assets in excess of $100,000;

          For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.775% for net assets between $100,000 and $250,000; and 0.75% for net assets between $250,000 and
     $500,000; 0.725% for net assets between $500,000 and $750,000; and 0.70%
     for all its net assets once its net assets exceed $750,000;

          For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED

          For the Equity Index Portfolio, 0.15% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

          For the Small/Mid Cap CORE Portfolio, 0.80% on an annual basis of the first $50,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $50,000;

          For the Global Equity Portfolio, 0.90% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.80% for net assets between $50,000 and $150,000; and 0.70% for net assets in excess of $150,000;

          For the Emerging Markets Equity Portfolio, 1.30% on an annual basis of the first $10,000 of the Portfolio's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

          For the Bond Index Portfolio, 0.15% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;

          For the High Yield Bond Portfolio, 0.65% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;

          For the Global Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50%
     for the net assets in excess of $150,000;

          For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000;

          For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $100,000;

          For the Fundamental Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.80% for net assets between $50,000 and $100,000; 0.75% for net assets between $100,000 and $150,000; and 0.70% for net assets in excess of $150,000;

          For the Aggressive Balanced Portfolio, 0.675% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.625% for net assets between $250,000 and $500,000; and 0.60% for net assets in excess of $500,000;

          For the International Equity Portfolio, 1.0% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.95% for net assets between $50,000 and $200,000; and 0.90% for net assets in excess of $200,000;

          For the Large Cap Value CORE Portfolio, 0.75% on an annual basis for the first $50,000 of the Portfolio's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;

          For the Large/Mid Cap Value Portfolio, 0.95% on an annual basis for the first $25,000 of the Portfolio's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and 0.65% for net assets in excess of $100,000;

          For the Large Cap Aggressive Growth Portfolio, 1.0% on an annual basis for the first $10,000 of the Portfolio's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;

          For the Small/Mid Cap Value Portfolio, 0.95% on an annual basis for the first $100,000 of the Portfolio's net assets; 0.90% for net assets between $100,000 and $250,000; 0.85% for net assets in excess of $250,000.

     John Hancock voluntarily reimbursed and/or waived all investment advisory and other fund expenses of the Equity Index Portfolio for the year ended December 31, 1999. Such expense waiver is subject to termination at any time by the Investment Adviser without notice to shareholders. Upon termination of the voluntary expense waiver with respect to the Equity Index Portfolio, any future expense reimbursement by the Investment Adviser is subject to limitations as stated in the Investment Advisory agreement.

JOHN HANCOCK VARIABLE SERIES TRUST I
December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--CONTINUED

     During the year ended December 31, 1999, the Investment Adviser voluntarily contributed approximately $445 to the Emerging Markets Equity Portfolio. John Hancock received no shares of beneficial interest or other consideration in exchange for the contribution which increased the Portfolios' net asset values. This capital contribution is the result of foregone appreciation of investments due to an excess investment in cash.

     John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates, Inc., with respect to the Large Cap Growth, Aggressive Balanced, Mid Cap Blend, Real Estate Equity, Growth & Income, Managed and Short-Term Bond; with Independence International Associates, Inc., with respect to the International Equity Index Portfolio; with John Hancock Advisers, Inc., with respect to the Sovereign Bond and Small Cap Growth Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

     John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, Inc., with respect to the International Opportunities Portfolio; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger Berman, LLC, with respect to the Mid Cap Value Portfolio; with INVESCO Management & Research, Inc., with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management, Inc., with respect to the Global Bond Portfolio; with Brinson Partners, Inc., with respect to the International Balanced Portfolio; with State Street Global Bank & Trust N.A., with respect to the Equity Index Portfolio; with Goldman Sachs Asset Management, with respect to the International Equity, Large Cap Value CORE and Small/Mid Cap CORE Portfolios; with Scudder Kemper Investments, Inc., with respect to the Global Equity Portfolio; with Morgan Stanley Dean Witter Investment Management, Inc., with respect to the Emerging Markets Equity Portfolio; with Mellon Bond Associates, LLP, with respect to the Bond Index Portfolio; with Wellington Management Company, LLP, with respect to the Large/Mid Cap Value, Small/Mid Cap Growth and High Yield Bond Portfolios; with Oppenheimer Funds, Inc. with respect to the Fundamental Mid Cap Growth Portfolio; with Alliance Capital Management, LLP, with respect to the Large Cap Aggressive Growth Portfolio; and with The Boston Company Asset Management, LLC, with respect to the Small/Mid Cap Value Portfolio; each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, and IPL and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

     In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the year ended December 31, 1999, the reimbursements paid from John Hancock and JHVLICO were $3 to Fundamental Mid Cap Growth, $7 to Aggressive Balanced, $294 to Emerging Markets Equity, $139 to International Equity Index, $62 to Global Equity, $22 to International Equity, $91 to International Balanced, $6 to Mid Cap Blend, $6 to Large Cap Value CORE, $7 to Large/ Mid Cap Value, $1 to Small/Mid Cap Growth, $17 to Bond Index, $4 to Large Cap Aggressive Growth, $78 to Small/ Mid Cap CORE, $9 Small/Mid Cap Value, $6 to Small Cap Value, $92 to International Opportunities, $275 to Equity Index, $42 to High Yield Bond and $1 to Global Bond.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for each Portfolio for the year ended December 31, 1999 were as follows:

                                                                   Sales and
                                                Purchases          Maturities
                                                ---------          ----------
Large Cap Growth .........................     $  903,284          $  916,648
Fundamental Mid Cap Growth ...............          9,721               3,925
Aggressive Balanced ......................         18,326               7,395
Sovereign Bond ...........................      1,519,597           1,521,076
Emerging Markets Equity ..................         39,496              26,837
International Equity Index ...............         47,091              35,191
Global Equity ............................         11,090               8,289
International Equity .....................         12,612               2,907
Small Cap Growth .........................        151,940             111,851
International Balanced ...................         38,251              37,788
Mid Cap Growth ...........................        358,349             209,791
Mid Cap Blend ............................          7,997               2,893
Large Cap Value ..........................         81,109              49,574
Large Cap Value CORE .....................          7,226               1,661
Large/Mid Cap Value ......................          6,871               1,215
Money Market .............................           None                None
Mid Cap Value ............................        123,341             130,421
Small/Mid Cap Growth .....................        303,987             329,098
Bond Index ...............................         21,696               8,568
Large Cap Aggressive Growth ..............         14,572               2,261
Small/Mid Cap CORE .......................          8,111               6,395
Small/Mid Cap Value ......................          7,638               2,558
Real Estate Equity .......................         17,843              33,026
Growth & Income ..........................      2,720,335           2,716,958
Managed ..................................      6,828,183           6,913,556
Short-Term Bond ..........................         69,655              75,514
Small Cap Value ..........................         80,420              74,221
International Opportunities ..............         22,103              27,028
Equity Index .............................        345,121             181,428
High Yield Bond ..........................         11,115               6,261
Global Bond ..............................        232,454             219,766

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--CONTINUED

     The identified cost of investments owned for each Portfolio (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1999 for federal income tax purposes are as follows:

                                                                                                             Net Unrealized
                                                     Identified        Unrealized          Unrealized         Appreciation/
                                                        Cost          Appreciation        Depreciation       (Depreciation)
                                                     ----------       ------------        ------------       --------------
Large Cap Growth .............................      $ 1,004,796        $   413,076        $   (42,592)        $   370,484
Fundamental Mid Cap Growth ...................            6,583              2,283               (105)              2,178
Aggressive Balanced ..........................           11,010              1,015               (407)                608
Sovereign Bond ...............................          826,661              1,462            (27,764)            (26,302)
Emerging Markets Equity ......................           22,913              8,719               (654)              8,065
International Equity Index ...................          178,859             68,439            (12,918)             55,521
Global Equity ................................           17,019              5,600             (1,416)              4,184
International Equity .........................            9,914              2,262               (310)              1,952
Small Cap Growth .............................          119,714             61,524             (2,928)             58,596
International Balanced .......................           28,584              3,685             (1,617)              2,068
Mid Cap Growth ...............................          273,245            176,307             (6,276)            170,031
Mid Cap Blend ................................            5,375                593               (291)                302
Large Cap Value ..............................          145,430             16,254            (12,238)              4,016
Large Cap Value CORE .........................            5,647                418               (349)                 69
Large/Mid Cap Value ..........................            5,676                500               (288)                212
Money Market .................................          449,739               None               None                None
Mid Cap Value ................................           85,350             10,833             (6,320)              4,513
Small/Mid Cap Growth .........................          168,379             21,205            (15,710)              5,495
Bond Index ...................................           39,592                  7             (2,274)             (2,267)
Large Cap Aggressive Growth ..................           12,447              2,603               (486)              2,117
Small/Mid Cap CORE ...........................            7,110              1,430               (591)                839
Small/Mid Cap Value ..........................            5,291                404               (345)                 59
Real Estate Equity ...........................          126,926              7,385            (10,358)             (2,973)
Growth & Income ..............................        3,060,142          1,262,994           (107,226)          1,155,768
Managed ......................................        2,863,327            613,036           (105,324)            507,712
Short-Term Bond ..............................           66,313                  9             (1,402)             (1,393)
Small Cap Value ..............................           67,971              5,104             (6,887)             (1,784)
International Opportunities ..................           55,043             23,812             (2,418)             21,394
Equity Index .................................          364,620            112,428            (21,303)             91,125
High Yield Bond ..............................           19,451                446             (1,235)               (789)
Global Bond ..................................           71,639                201             (3,559)             (3,358)

     During the year ended December 31, 1999, reclassifications have been made in each Portfolio's capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. These permanent reclassifications are primarily attributable to differences in the treatment of foreign currency gains and losses, net operating losses and return of capital under federal tax rules versus generally accepted accounting principles. Net assets were not affected by these reclassifications.

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS

     As of December 31, 1999 the Emerging Markets Equity, International Equity Index, Global Equity, International Balanced, Mid Cap Growth, Managed and Global Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED

EMERGING MARKETS EQUITY PORTFOLIO

                                   Maturity                     Net Unrealized
          Currency Sold              Date     Cost     Value     Appreciation
-------------------------------    --------  -------  -------   --------------
Greek Drachma ..........  5,958    01/03/00    $18      $18           $0
       Currency Purchased
-------------------------------
South African Rand .....    110    01/06/00    $18      $18           $0

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                Net Unrealized
                                   Maturity                     Appreciation/
          Currency Sold              Date     Cost     Value    (Depreciation)
--------------------------------   --------  -------  -------  ----------------
Euro Dollar ............     485   03/17/00  $  492   $  491        $  1
Euro Dollar ............     215   03/31/00     220      218           2
Japanese Yen ...........  70,390   03/09/00     696      697          (1)
Pound Sterling .........     138   03/17/00     222      222           0
                                                                    ----
                                                                       2
                                                                    ----
       Currency Purchased
--------------------------------
Euro Dollar ............   2,204   03/17/00  $2,244   $2,233        $(11)
Euro Dollar ............   1,796   03/31/00   1,825    1,821          (4)
Japanese Yen ........... 363,474   03/09/00   3,593    3,597           4
Pound Sterling .........   1,084   03/17/00   1,751    1,751           0
                                                                    ----
                                                                     (11)
                                                                    ----
                                                                    $ (9)
                                                                    ====

INTERNATIONAL BALANCED PORTFOLIO

                                                                Net Unrealized
                                   Maturity                     Appreciation/
          Currency Sold              Date     Cost     Value    (Depreciation)
--------------------------------   --------  -------  -------  ----------------
Canadian Dollar ........   5,100   03/27/00  $3,472   $3,540        $ (68)
Danish Krone ...........   4,800   03/27/00     680      653           27
Euro Dollar ............   2,100   03/27/00   2,181    2,129           52
Pound Sterling .........   1,700   03/27/00   2,759    2,746           13
Japanese Yen ........... 297,000   03/27/00   2,930    2,948          (18)
Swiss Franc ............     200   03/27/00     132      127            5
                                                                    -----
                                                                       11
                                                                    -----
       Currency Purchased
--------------------------------
Australian Dollar ......   1,200   03/27/00  $  777   $  789        $  12
Canadian Dollar ........   4,400   03/27/00   3,012    3,055           43
Danish Krone ...........   1,000   03/27/00     143      136           (7)
Euro Dollar ............   4,500   03/27/00   4,725    4,562         (163)
Japanese Yen ........... 280,000   03/27/00   2,700    2,779           79
Pound Sterling .........     400   03/27/00     656      646          (10)
Swiss Franc ............   1,000   03/27/00     662      634          (28)
                                                                    -----
                                                                      (74)
                                                                    -----
                                                                    $ (63)
                                                                    =====

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED

MID CAP GROWTH PORTFOLIO

                                       Maturity                        Net Unrealized
          Currency Sold                  Date       Cost     Value      Appreciation
----------------------------------     --------   --------  --------   --------------
Pound Sterling ......           12     01/04/00        $19       $19           $0

MANAGED PORTFOLIO

                                                                       Net Unrealized
                                       Maturity                         Appreciation/
          Currency Sold                  Date       Cost      Value     (Depreciation)
----------------------------------     --------   ---------  --------  ---------------
Australian Dollar ...        4,011     02/03/00   $  2,642  $  2,634      $     8
Canadian Dollar .....       16,784     02/03/00     11,516    11,637         (121)
Danish Krone ........       36,855     02/03/00      5,274     4,999          275
Euro Dollar .........      128,044     02/03/00    136,408   129,311        7,097
Euro Dollar .........       24,455     02/04/00     26,268    24,699        1,569
Euro Dollar .........       55,978     02/07/00     59,014    56,550        2,464
Japanese Yen ........    9,946,818     02/03/00     95,620    97,909       (2,289)
Japanese Yen ........   12,386,651     02/04/00    118,702   121,944       (3,242)
Pound Sterling ......       14,363     02/03/00     23,705    23,204          501
Pound Sterling ......       10,087     02/04/00     16,539    16,296          243
Pound Sterling ......       15,212     02/07/00     24,459    24,576         (117)
Swedish Krona .......       38,729     02/03/00      4,764     4,562          202
Swiss Franc .........       63,976     02/04/00     43,156    40,352        2,804
Swiss Franc .........       63,852     02/07/00     42,122    40,288        1,834
                                                                          -------
                                                                           11,228
                                                                          -------
        Currency Purchased
----------------------------------
Australian Dollar ...        1,178     02/03/00   $    761  $    774      $    13
Canadian Dollar .....        4,306     02/03/00      2,931     2,985           54
Danish Krone ........       11,199     02/03/00      1,553     1,519          (34)
Euro Dollar .........       28,532     02/03/00     29,500    28,815         (685)
Euro Dollar .........       24,464     02/04/00     26,268    24,708       (1,560)
Euro Dollar .........       35,317     02/07/00     37,198    35,678       (1,520)
Japanese Yen ........    2,055,261     02/03/00     20,161    20,231           70
Japanese Yen ........   14,580,192     02/04/00    140,518   143,539        3,021
Pound Sterling ......        3,434     02/03/00      5,550     5,547           (3)
Pound Sterling ......       10,049     02/04/00     16,538    16,234         (304)
Pound Sterling ......       15,103     02/07/00     24,458    24,398          (60)
Swedish Krona .......        6,684     02/03/00        798       787          (11)
Swiss Franc .........       63,628     02/04/00     43,156    40,133       (3,023)
Swiss Franc .........       31,117     02/07/00     20,306    19,633         (673)
                                                                          -------
                                                                           (4,715)
                                                                          -------
                                                                          $ 6,513
                                                                          =======

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS--CONTINUED
GLOBAL BOND PORTFOLIO

                                                                Net Unrealized
                                   Maturity                     Appreciation/
          Currency Sold              Date     Cost     Value    (Depreciation)
--------------------------------   --------  -------  -------  ----------------
Canadian Dollar ......     2,407   01/19/00  $ 1,647  $ 1,669      $  (22)
Euro Dollar ..........    28,000   01/19/00   29,481   28,245       1,236
Japanese Yen .........   578,409   01/19/00    5,596    5,679         (83)
Pound Sterling .......     3,019   01/19/00    4,969    4,877          92
Swedish Krona ........    26,582   01/19/00    3,218    3,128          90
                                                                   ------
                                                                    1,313
                                                                   ------
       Currency Purchased
--------------------------------
Euro Dollar ..........       139   01/19/00  $   141  $   140      $   (1)
Pound Sterling .......       783   01/19/00    1,271    1,264          (7)
                                                                   ------
                                                                       (8)
                                                                   ------
                                                                   $1,305
                                                                   ======

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 1999
--------------------------------------------------------------------------------
(000's Omitted)

NOTE F--OTHER MATTERS--(UNAUDITED)

     Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Fund. John Hancock Variable Series Trust I solicited a vote at special meetings of Contractowner/Policyholders held on August 20, 1999 and November 20, 1999 on the following matters:


                                                    For    Against    Abstain
                                                    ---    -------    -------
FOR THE SMALL/MID CAP GROWTH FUND 8/20/99:
1.   To approve the revision of the
     investment strategy of the
     Diversified Mid Cap Growth
     Portfolio of the Series Trust to
     reflect a focus on investments on
     stocks having a small to mid-sized
     market capitalization; to rename
     the Portfolio the "Small/Mid Cap
     Growth Fund"; and to approve a new
     sub-investment management
     agreement appointing Wellington
     Management Company, LLP as the
     Fund's sub-investment manager. The
     resolution was adopted by,                     82%       3%        15%

                                                    For    Against    Abstain
                                                    ---    -------    -------
FOR THE EMERGING MARKETS EQUITY FUND 11/19/99:

1.   To approve the termination of the
     sub-investment management agreement
     with Montgomery Asset Management,
     LLC, effective August 1, 1999; and
     to approve a new sub-investment
     management agreement appointing
     Morgan Stanley Dean Witter Investment
     Management, Inc. as the Fund's
     sub-investment manager.                        84%       1%        15%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners, Policyholders,
and Board of Trustees of
John Hancock Variable Series Trust I

  We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of John Hancock Variable Series Trust I (the Fund) (comprising, respectively, the Large Cap Growth, Sovereign Bond, Emerging Markets Equity, International Equity Index, Global Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Small/Mid Cap Core, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Global Bond (formerly, Strategic Bond), Large Cap Aggressive Growth, Small/Mid Cap Value, Large Cap Value CORE, International Equity, Mid Cap Blend, Aggressive Balanced, Fundamental Mid Cap Growth, and Large/Mid Cap Value Portfolios) as of December 31, 1999, and the related statements of operations for the period then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian or brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting John Hancock Variable Series Trust I at December 31, 1999, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2000

                             Officers and Trustees

                          Michele G. Van Leer, Chairman
                   Thomas J. Lee, President and Vice Chairman
                          Karen Q. Visconti, Secretary
                       Arnold Bergman, Assistant Secretary
                           Raymond F. Skiba, Treasurer
                      Maryellen Maurer, Compliance Officer
                          Patrick F. Smith, Controller
                      Paula M. Pashko, Assistant Controller
                                Elizabeth G. Cook
                               William H. Dykstra
                            Reverend Diane C. Kessler
                               Robert F. Verdonck


                               Investment Adviser

                   John Hancock Mutual Life Insurance Company
                               John Hancock Place
                                  P.O. Box 111
                                Boston, MA 02117


                              Independent Auditors

                                Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116


                            Sub-Investment Advisers

           Independence Investment Associates, Inc. and subsidiaries
                                 53 State Street
                                Boston, MA 02109

                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                               New York, NY 10105

                    The Boston Company Asset Management, LLC
                                One Boston Place
                                Boston, MA 02108

                             Brinson Partners, Inc.
                            209 South La Salle Street
                             Chicago, IL 60604-1295

                         Goldman Sachs Asset Management
                                   32 Old Slip
                               New York, NY 10005

                                  INVESCO, Inc.
                               101 Federal Street
                                Boston, MA 02110

                     J.P. Morgan Investment Management Inc.
                                522 Fifth Avenue
                               New York, NY 10036

                                      Janus
                               100 Fillmore Street
                              Denver, CO 80206-4928

                           Mellon Bond Associates, LLP
                       One Mellon Bank Center, Suite 5400
                            Pittsburgh, PA 15258-0001

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199

                         Morgan Stanley Asset Management
                           1221 Avenue of the Americas
                               New York, NY 10020

                              Neuberger Berman, LLC
                                605 Third Avenue
                             New York, NY 10158-3698

                                OppenheimerFunds
                             Two World Trade Center
                             New York, NY 10048-0203

                     Rowe Price-Fleming International, Inc.
                              100 East Pratt Street
                               Baltimore, MD 21202

                        Scudder Kemper Investments, Inc.
                                 345 Park Avenue
                             New York, NY 10154-0010

                          State Street Global Advisors
                             Two International Place
                                Boston, MA 02110

                         T. Rowe Price Associates, Inc.
                              100 East Pratt Street
                               Baltimore, MD 21202

                       Wellington Management Company, LLP
                                 75 State Street
                              Boston,  MA  02109

                            [LOGO OF JOHN HANCOCK]




The Variable Series Trust consists of 31 funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.




                     John Hancock Life Insurance Company
   John Hancock Variable Life Insurance Company (not licensed in New York)
                  Signator Investors Inc., Member NASD, SIPC
                          Boston, Massachusetts 02117
                               www.jhancock.com

S8128 2/00                                                        [LOGO OF IMSA]

SEMIANNUAL REPORT
June 30, 2000

A step ahead

                         INSURANCE FOR THE UNEXPECTED.
                      INVESTMENTS FOR THE OPPORTUNITIES.(R)


                                                 [LOGO OF JOHN HANCOCK ADVISERS]
                              [LOGO OF INDEPENDENCE INVESTMENT ASSOCIATES, INC.]
                                                      [LOGO OF ALLIANCE CAPITAL]
                                                    [LOGO OF THE BOSTON COMPANY]
                                                [LOGO OF BRINSON PARTNERS, INC.]
                                                             [LOGO OF FEDERATED]
                                                         [LOGO OF GOLDMAN SACHS]
                                                               [LOGO OF INVESCO]
                                                             [LOGO OF JP MORGAN]
                                                                 [LOGO OF JANUS]
                                                           [LOGO OF MELLON BOND]
                                            [LOGO OF MORGAN STANLEY DEAN WITTER]
                                                      [LOGO OF NEUBERGER BERMAN]
                                                     [LOGO OF OPPENHEIMER FUNDS]
                                          [LOGO OF STATE STREET GLOBAL ADVISORS]
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                                                 [LOGO OF WELLINGTON MANAGEMENT]
                                                 [LOGO OF VARIABLE SERIES TRUST]
                                                          [LOGO OF JOHN HANCOCK]

SEMIANNUAL REPORT
June 30, 2000

A step ahead

                         INSURANCE FOR THE UNEXPECTED.
                      INVESTMENTS FOR THE OPPORTUNITIES.(R)


                                                 [LOGO OF JOHN HANCOCK ADVISERS]
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                                                      [LOGO OF ALLIANCE CAPITAL]
                                                    [LOGO OF THE BOSTON COMPANY]
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                                                             [LOGO OF FEDERATED]
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                                                               [LOGO OF INVESCO]
                                                             [LOGO OF JP MORGAN]
                                                                 [LOGO OF JANUS]
                                                           [LOGO OF MELLON BOND]
                                            [LOGO OF MORGAN STANLEY DEAN WITTER]
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                                                     [LOGO OF OPPENHEIMER FUNDS]
                                          [LOGO OF STATE STREET GLOBAL ADVISORS]
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Insurance products:

     Are Not FDIC Insured . Are Not Bank Guaranteed . Are Not a Deposit .
                                May Lose Value

Dear Shareholder,

[PHOTO OF THOMAS J. LEE]
President and Vice Chairman

Financial markets have been wild over the past few months, to say the least. The changes going on in the economy and government actions have had a dramatic effect on the stock market and the economy in general. The Federal Reserve's stated goal of slowing the U.S. economy has dominated debate in financial markets during the first half of 2000. Alan Greenspan and his colleagues are fully convinced that inflation, driven by rising wages, will rebound if strong job growth continues to drive unemployment down to new record lows. They have raised short-term interest rates six times over the past year, and the impact of those tightening moves is now appearing in signs of weaker home-building and auto sales, slower retail sales, and job growth. Nonetheless, the overall level of economic activity and corporate profits remains very healthy, and it may take more rate hikes by the Fed to prevent the economic boom from speeding up once again.

To better assist our Variable Series Trust shareholders through rapidly changing and volatile economic time periods, we continually evaluate and implement ideas to help add stability to our variable life and variable annuity products and services. An important service offered to our shareholders for these products is Dollar-Cost Averaging-depositing equal amounts of money at regular intervals into your John Hancock Variable Life or Variable Annuity products. This ensures that you buy fewer shares when prices are high and more shares when prices are low.

We've also developed asset allocation tools which help you to diversify your investment mix among various asset classes. An asset allocation strategy attempts to lower your overall investment risk by increasing the number and types of funds you're invested in. Contact your representative if you're interested in learning more about how an asset allocation strategy can work for you.

Change. Adaptability. These are the watchwords that we use in monitoring the Variable Series Trust. Much of our time is devoted to ensure that we change and adapt quickly enough to provide you with the best possible products and funds available in the marketplace today. You've shown your trust in us by investing more and more dollars in your variable life and variable annuity products. Thank you, for your continued confidence in John Hancock and the Variable Series Trust. We'll continue to work hard to maintain your trust.

[PHOTO OF MICHELE G. VAN LEER]
Chairman

Sincerely,

/s/Michele G. Van Leer              /s/Thomas J. Lee

Michele G. Van Leer                 Thomas J. Lee
Chairman                            President and Vice Chairman

 Economic Overview
 John Hancock Economic Research


The US economy continued to defy expectations in the first half of 2000. Growth not only exceeded all estimates of a sustainable long-term pace, but actually accelerated from the first quarter to the second. Despite this rapid growth, unemployment remained in a narrow range around 4%, and inflation showed few signs of life aside from the impact of higher oil prices.

In financial markets, Treasury bond rates have declined from their peaks early this year, but this has been mainly the result of increasing budget surpluses which reduce the government's borrowing needs. Corporate bond yields have not declined, and short-term rates have continued to rise as the Federal Reserve attempts to cool the economy. Home mortgage rates remain higher than last year, and have contributed to a slowdown in housing markets.

Stock prices have been volatile throughout the year, reacting to every twist and turn of data that might hint at an economic slowdown or a revival of inflation. All the major indices are down from their peaks, but with corporate profits still healthy, inflation still absent, and the Fed at least temporarily on hold, there has been no ongoing slump in the markets.

Investors in both stock and bonds, as well as economic forecasters, have spent much of 2000 studying--somewhat obsessively--Alan Greenspan's pronouncements for hints of his intentions. So far, he has expressed guarded optimism about the ability of the US economy to sustain rapid growth, and a consensus has developed that, barring accidents, he has finished tightening. He appears to believe that the last few years' rapid productivity growth represents a structural improvement in the performance of the economy. The importance of this is that it implies that we need only a mild economic slowdown to rein in the boom and get the economy back to a sustainable pace of expansion.

The soft landing: it's not yet a sure thing

The outlook both for the economy and for financial markets is driven by the quest for a "soft landing"--a slowdown to a sustainable pace of growth. We are inclined to believe that the Fed has successfully steered us between the opposing dangers of recession and inflation, but the data is still mixed.

Despite the acceleration of GDP in the second quarter of 2000, there are strong signals of more moderate growth ahead. Inventories--a notoriously volatile component--more than accounted for the second-quarter speed-up, while consumer spending, the principal driver of the boom so far, slowed sharply. Since this has been Alan Greenspan's chief worry, with stock market gains fuelling unsustainable consumer spending, the restraint is reassuring.

Other data also suggest slower growth: housing and auto sales have cooled off, at least to the extent of growing slower, retail sales have moderated, and the trend in new job creation seems to have slowed.

But it's not a sure thing. There have been signs of a slowdown before--for example, during the financial turmoil in 1998--and each time the economic boom has bounced right back. Even now some numbers hint at a rebound. Business equipment spending is still very strong, consumer confidence is high, unemployment is low, and rising wages are driving incomes and consumer spending in the latest monthly data.

Inflation: so far it's just oil prices

The Consumer Price Index (CPI) rose at a 4% annual pace in the first quarter, and was still running at over 3% in the second. However, excluding the ups and downs of food and energy prices, inflation remained under 3%, and there has been remarkably little impact of oil prices on other goods and services.

The Fed's chief inflation worry is still the job market, where it fears that 30-year lows in unemployment will drive up wages and force companies to raise prices. So far, despite signing bonuses, stock options and other forms of increased compensation, there is no evidence in the national statistics that wages are increasing much faster than productivity. It's true that firms face intense competition to hire good workers, but they also face intense competition for sales which discourages price hikes.

The danger of inflation has not disappeared despite the recent benign experience. If productivity slows, or even if it stops accelerating, we could have a period in which rising labor costs finally force firms to raise prices. While this risk appears to be much smaller than we would have guessed a few years ago, it can never wholly vanish. This is the reason why Alan Greenspan has raised interest rates six times since June, 1999, and it is why he may do so again if economic growth and inflation data raise danger signals during the months ahead.

                                                     Inception: March 29, 1986

 Growth & Income Fund
 Independence Investment Associates, Inc.                      Paul F. McManus

 The Growth & Income Fund outperformed the S&P 500 in the second quarter and is in line with the index through mid year. The fund had modest overweights in the Health Care, and Financial groups and was modestly underweighted in Consumer Products, Energy and Technology. Strong performance in the drug group from names like Pfizer (which merged with Warner Lambert, also owned), Schering Plough and Allergan Pharmaceutical positively impacted fund performance. Banks were another area of successful stock selection as Mellon Financial, Chase Manhattan and CitiGroup helped performance. Given the increased interest rate environment, investors sold retail and cyclical names. The fund had exposure to Target, Gap Stores and Federated Department Stores during the quarter. We believe that they are attractive at current valuations, particularly Gap Stores which is expected to accelerate its revenue growth as the year progresses. In the technology area performance was helped by names like Hewlett Packard, Cisco, ADC Telecomm and Teredyne. Earlier in the year and in the fourth quarter of 1999, technology speculation reached a peak and as interest rates rose, the group sold off beginning in March. Our strategy all along has been to select high quality, reasonably valued technology stocks and this has served the fund well amidst the volatility in the sector.
 As we look out to the balance of 2000, we expect interest rates to peak as the economy slows down from it's strong first half growth pace. Oil prices should ease as OPEC countries increase production during a period of economic deceleration and this will be beneficial to the inflation rate. If rates do indeed decline in the coming months, the stock market should respond favorably. In particular, value based strategies selecting stocks that have attractive prices and improving fundamental trends should do well.

                                    [GRAPH]

                            Historical Fund Return

        Growth and Income       S&P 500.
                                 Index

6/30/90       10,000             10,000
6/30/91       11,140             10,739
6/30/92       12,590             12,185
6/30/93       14,446             13,840
6/30/94       14,813             14,026
6/30/95       18,028             17,677
6/30/96       22,479             22,281
6/30/97       28,763             30,003
6/30/98       38,170             39,067
6/30/99       46,448             47,955
6/30/00       48,199             51,432

Top Ten Holdings (as of June 30, 2000)

                                       % of        six months ago
                                    investments   % of investments

Pfizer, Inc.                              4.9%        0.8%
Cisco Systmes, Inc.                       3.9%        3.9%
Citigroup, Inc.                           3.8%        3.6%
General Electric Co.                      3.8%        5.1%
Intel Corp.                               3.7%        2.7%
Microsoft Corp.                           3.4%        6.2%
Exxon Mobil Corp.                         2.2%        1.2%
Bristol-Myers Squibb Co.                  2.2%        1.4%
Oracle Corp.                              2.2%        1.7%
International Business Machines Corp.     1.7%        1.8%

Average Annual Total Returns*

           Growth & Income  S&P 500. MorningStar
                Fund         Index   Peer Group+

  YTD**         -0.44%      -0.42%      1.43%
  1 Year         3.77        7.25      11.29
  3 Years       18.78       19.68      19.64
  5 Years       21.74       23.81      22.74
 10 Years       17.03       17.79      17.03

Top Ten Sectors (as of June 30, 2000)

                     % of                           % of
                   investments                   investments

Technology           33.6%      Consumer Cyclical  5.5%
Health Care          14.5%      Utility            5.3%
Financial            13.3%      Energy             4.7%
Capital Equipment    10.1%      Consumer Staple    2.3%
Retail                5.6%      Basic Material     2.2%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
**   Year-to-date total returns are not annualized.
 .    "Standard & Poor's 500" is a trademark of the McGraw-Hill Companies, Inc.
     and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, fold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment style.

                                                       Inception: May 1, 1996

 Equity Index Fund
 State Street Global Advisors                                 Management Team

 The S&P 500 rebounded with a positive return of 2.47% for the month of June, partially offsetting negative returns from April and May. For the quarter, the Index suffered a -2.66% return and is also in negative territory, -0.42%, for the first six months of 2000.
 For the first six months of the year the portfolio performed in line with expectations, trailing the benchmark by 0.08%. Since the inception of the fund in May of 1997, it has returned 22.73% on an annualized basis. The portfolio team continues to attempt to track the performance of the Index by fully replicating the weights of the securities held in the Index. This strategy is consistent with our long-standing policy of managing S&P 500 portfolios.
 General Electric is once again the largest security weight within the Index, accounting for 4.19% of the S&P 500. Overall, the top ten names in the Index total 26.65% of the benchmark weight.


                                    [GRAPH]

                            Historical Fund Return

            Equity Index Fund     S&P 500. Index

5/1/96            10,000             10,000
6/30/96           10,231             10,300
6/30/97           13,727             13,870
6/30/98           17,850             18,060
6/30/99           21,904             22,168
6/30/00           23,475             23,776

Top Ten Holdings (as of June 30, 2000)

                            % of        six months ago
                         investments   % of investments

General Electric Co.          4.1%       3.7%
Intel Corp.                   3.5%       2.0%
Cisco Systems, Inc.           3.4%       2.6%
Microsoft Corp.               3.3%       4.4%
Pfizer, Inc.                  2.3%       0.9%
Aim Stic Prime Fund           2.2%       2.2%
Exxon Mobil Corp.             2.1%       2.0%
Wal-Mart Stores, Inc.         2.0%       2.2%
Oracle Corp.                  1.8%       1.2%
Citigroup, Inc.               1.6%       1.4%

Average Annual Total Returns*

                         Equity Index  S&P 500.   MorningStar
                            Fund(1)     Index     Peer Group+
YTD**                       -0.50%      -0.42%      1.43%
1 Year                       7.17        7.25       11.29
3 Years                     19.58       19.68       19.64
Since Inception (5/1/96)    22.73       23.10         N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                        % of
               investments                investments
Technology        33.6%     Retail            5.5%
Financial         15.1%     Energy            5.3%
Health Care       11.3%     Consumer Staple   5.3%
Capital Equipment  8.8%     Consumer Cyclical 5.3%
Utility            6.5%     Basic Material    1.9%

(1) Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
 .    "Standard & Poor's 500" is a trademark of The McGraw-Hill Companies, Inc.
     and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all the variable annuity and life sub-accounts within the Morningstar variable universe having a Large Blend investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Large Cap Value Fund
 T. Rowe Price Associates, Inc.                                Brian C. Rogers

 Following a sharp advance during the first quarter of 2000, domestic stocks stumbled badly in April, then spent the past two months trying to recover. The Fed hiked short-term rates three times in the first half, for a total of six times since June 1999, which eventually took its toll on most sectors of the market. The equity income group rallied somewhat after a long period of stagnation, but still finished in negative territory.
 Fund performance reflected the overall weakness with a small loss in the face of a major sell-off in the so-called New Economy sectors. The fund's underweighting in technology spared it from further damage during the challenging first six months of 2000.

                           TOTAL RETURNS
                            FOR PERIODS
                           ENDED 6/30/00
                          ---------------
                          6 MONTHS 1 YEAR
-----------------------------------------
Large Cap Value Fund       -2.32%  -9.99%
-----------------------------------------
Russell 1000 Value Index   -4.23%  -8.92%
-----------------------------------------

 As mentioned in previous reports, value stocks had been selling at the greatest price/earnings discount to the general market in 25 years. The major contributors to positive performance were Baker Hughes, up 53%; American Home Products, up 50%; Pharmacia, up 46%; Starwood Hotels & Resorts, up 40%; Reader's Digest, up 36%; and Disney, up 33%. There were laggards as well. Among them were Unisys and BMC Software, each off 54% for the six-month period; Armstrong World, down 51%; Hercules, down 48%; Proctor & Gamble, off 47%; and International Paper, down 46%. The fund remained well-diversified among industries, with 21% of assets in consumer nondurables, 17% in financial stocks, 14% in energy, 14% in utilities, and the rest scattered across other industrial sectors. We made several purchases in the first half as their valuations became more attractive, including Vodafone AirTouch, Rockwell International, Motorola, Unisys, Microsoft, and BMC Software.
 We believe further rate hikes may be possible in coming months. However, there are signs of slowing in economic growth and the Fed could be nearing the end of its tightening cycle. The purpose of the higher rates is to slow the economy from its robust pace of the past few quarters and constrain inflation within acceptable bounds. We think these efforts will succeed without pushing the economy into a recession. As investors anticipate more favorable trends on inflation and interest rates, we expect moderate returns through the rest of the year for domestic stocks, including the equity income sector of the market.


                                    [GRAPH]

                             Historcal Fund Return

         Russell 1000
         Value Index       Large Cap Value Fund
5/1/96      10,000               10,000
6/30/96     10,133               10,255
6/30/97     13,496               13,059
6/30/98     17,388               15,561
6/30/99     20,235               17,932
6/30/00     18,430               16,140

Top Ten Holdings (as of June 30, 2000)

                                % of        six months ago
                            investments    % of investments

BP Amoco plc                    3.1%             1.7%
Exxon Mobil Corp.               2.7%             3.2%
Mellon Financial Corp.          2.4%             1.7%
SBC Communications, Inc.        2.2%             1.8%
American Home Products Corp.    2.1%             1.6%
General Mills, Inc.             2.1%             1.4%
Chevron Corp.                   1.7%             1.4%
Pharmacia Corp.                 1.7%              N/A
Texaco, Inc.                    1.7%             1.2%
GTE Corp.                       1.6%             1.6%

Average Annual Total Returns*

                               Large Cap      Russell 1000    MorningStar
                              Value Fund       Value Index    Peer Group+
YTD**                          -2.32%             -4.23%         -1.58%
1 Year                         -9.99              -8.92          -5.24
3 Years                         7.32              10.94           9.11
Since Inception (5/1/96)       12.17              15.80           N/A

Top Ten Sectors (as of June 30, 2000)

                       % of                                % of
                   investments                          investments
Financial            17.3%          Capital Equipment      7.8%
Energy               14.2%          Basic Material         7.0%
Utility              13.3%          Health Care            6.5%
Consumer Staple      11.5%          Technology             4.9%
Consumer Cyclical     8.8%          Transportation         1.8%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment style.
**   Year-to-date total returns are not annualized.

                                                   Inception: August 31, 1999

 Large Cap Value Core Fund
 Goldman Sachs Asset Management                            Clark/Jones/Pinter

 For the quarter ended June 30, 2000, the Large Cap Value CORE Fund returned - 4.14% at net asset value, outperforming its benchmark, the Russell 1000 Value Index, which returned -4.69%.
 When managing the Fund, we do not take size or sector bets. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Over the long term, these four investment themes (Growth/Momentum, Value, Stability and Research) have led to excess returns, although they typically do not all work well simultaneously. During the second quarter, returns were driven by different CORE themes each month. For instance, the Value theme fared well among Russell 1000 Value stocks in April, but fared poorly in May and June. Our Momentum and Stability themes fared poorly in both April and May, then rallied to contribute positively in June. Finally, our Research theme fared well in April, then detracted from returns in May and June.
 The swings from record low to record high monthly returns for our CORE themes reflects the high level of market volatility experienced during the quarter. Return dispersion--the spread between the best- and worst-performing stocks-- reached at least a twenty-year high in June, after being near record levels year to date.
 Industry exposures also contributed positively to returns during the quarter, largely driven by a small overweight in pharmaceuticals.
 No significant changes to the Fund's investment strategy occurred in the second quarter. However, we continually evaluate the effectiveness of the process, and, as we find new features which we believe will add to the Fund's performance, we may add these to the Fund's investment process and strategy. We intend to maintain our disciplined, long-term approach to equity investing despite possible continued volatility in the U.S. equity markets throughout the remainder of 2000. In fact, we believe that careful risk management such as that which defines the CORE process is of paramount importance in such a volatile environment, when small bets can have much larger than expected consequences. Through our combined qualitative and quantitative strategy for selecting stocks, we believe we have the potential to generate solid long-term returns for the shareholders of the Fund.

                                    [GRAPH]

                            Historical Fund Return

            Large Cap Value        Russell 1000
              Core Fund             Value Index

8/31/99         10,001                10,000
9/30/99          9,711                 9,650
10/31/99        10,332                10,206
11/30/99        10,222                10,126
12/31/99        10,358                10,175
1/31/00          9,967                 9,843
2/29/00          9,306                 9,112
3/31/00         10,354                10,223
4/30/00         10,236                10,104
5/31/00         10,315                10,211
6/30/00          9,925                 9,744

Top Ten Holdings (as of June 30, 2000)

                             % of           six months ago
                          investments      % of investments

Citigroup, Inc.              4.7%                2.2%
Exxon Mobil Corp.            4.6%                3.5%
SBC Communications, Inc.     2.2%                1.7%
The Walt Disney Co.          2.0%                0.3%
BellSouth Corp.              2.0%                0.8%
American International
 Group, Inc.                 1.9%                1.4%
AT&T Corp.                   1.9%                2.4%
Bell Atlantic Corp.          1.8%                0.9%
Bank of America Corp.        1.7%                1.4%
General Motors Corp.         1.6%                0.3%

Average Annual Total Returns*

                              Large Cap         Russell 1000      MorningStar
                            Value CORE Fund      Value Index      Peer Group+

YTD**                            -4.18%            -4.23%           -1.58%
Since Inception (8/31/99)        -0.89             -3.06%             N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                         % of
               investments                  investments

Financial         28.0%      Capital Equipment 6.1%
Utility           13.8%      Health Care       4.3%
Energy            11.7%      Basic Material    4.1%
Consumer Cyclical 10.3%      Consumer Staple   3.9%
Technology         7.8%      Retail            1.8%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Value investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: June 30, 2000

 American Leader's Large Cap Value Fund
 Federated Investment Management Company              M. Donnelly/K. McCloskey

 The American Leaders Large Cap Value Fund commenced investment operations on June 30, 2000, and the Fund was invested in short-term United States Treasuries as of the market close on that date. The Fund was fully invested in equities on July 3, 2000. The Fund seeks to identify large, leading companies that are trading at significant discounts to their inherent franchise values. To accomplish this goal, the Fund utilizes a proprietary valuation model and conducts rigorous qualitative analysis of the fundamentals of each company before a purchase decision is made. The Fund seeks to outperform the Russell 1000 Value Index and the S&P/Barra Value Index on an annual basis. The Fund also seeks to outperform the S&P 500 Index over a full market cycle.

                                                     Inception: March 29, 1986

 Large Cap Growth Fund
 Independence Investment Associates, Inc.                          Mark Lapman

 The Large Cap Growth Fund returned -1.51% in the second quarter of 2000, exceeding the Russell 1000 Growth index return of -2.70%. The market rotation out of overpriced hyper-growth stocks into securities with an attractive combination of cheapness and improving fundamentals continued into the second quarter. Since the broadening began in March, your fund has outperformed its benchmark by over 4%. Investors witnessed a rotation out of premium priced technology, telecom and biotech stocks into undervalued securities in sectors with solid earnings prospects, such as pharmaceuticals, energy and financials. Investments that outperformed include Warner-Lambert, El Paso Energy and American General. Previous winners in telecom and computer software were weak, and retailers such as Gap and Circuit City were crushed as higher interest rates caused investors to worry about a potential reduction in consumer spending. Investors now need to be choosy in the technology companies that they hold, focusing on those that are fundamentally sound, with innovative products, earnings growth and strong management. We believe stocks such as Veritas, Oracle, and Cisco meet all of these criteria, and thus we hold them in your fund.
 It is clear that after six interest rate hikes, U.S. economic growth will moderate. With higher than expected initial jobless claims, weakening retails sales and slowing housing starts, consumer confidence is beginning to erode, albeit from a high level. Although we believe that the Fed will be successful in achieving a soft landing, we expect the stock market to remain volatile as investors struggle to assess the outcome. Stock selection will be especially important during this period of uncertainty. With our stock selection skill, valuation discipline and emphasis on diversification, we are extremely well positioned to add value in this environment.
                                    [GRAPH]

                            Historical Fund Return

                    Large Cap Growth Fund   Large Cap Growth Benchmark(1)
        6/30/90            10,000                     10,000
        6/30/91            11,658                     10,739
        6/30/92            12,897                     12,185
        6/30/93            14,940                     13,840
        6/30/94            15,417                     14,026
        6/30/95            18,386                     17,677
        6/30/96            22,617                     22,418
        6/30/97            28,869                     29,441
        6/30/98            39,523                     38,678
        6/30/99            49,748                     49,227
        6/30/00            58,852                     61,861

Top Ten Holdings (as of June 30, 2000)

                              % of          six months ago
                           investments     % of investments
Cisco Systems, Inc.           7.1%               5.9%
Intel Corp.                   6.2%               4.1%
General Electric Co.          6.1%               4.5%
Microsoft Corp.               3.8%               6.2%
Oracle Corp.                  3.3%               2.8%
Pfizer, Inc.                  3.2%               1.6%
EMC Corp.                     2.5%               0.8%
Sun Microsystems, Inc.        2.4%               0.8%
Lucent Technologies, Inc.     2.1%               2.9%
International Business
 Machines Corp.               2.1%               1.8%

Average Annual Total Returns*
                 Large Cap      Large Cap Growth     MorningStar
                Growth Fund       Benchmark (1)      Peer Group+
YTD**             5.71%                4.24%             3.04%
1  Year          18.30                25.66             34.84
3  Years         26.80                28.08             31.54
5  Years         26.20                28.47             27.68
10 Years         19.39                19.99             19.48

Top Ten Sectors (as of June 30, 2000)

                   % of                        % of
               investments                   investments
Technology        61.0%      Financial          4.2%
Health Care       12.6%      Consumer Cyclical  3.6%
Capital Equipment  9.7%      Energy             0.2%
Retail             6.1%

(1) The benchmark is represented by the S&P 500 for the period April 1986 to April 1996 and the Russell Large Cap Growth Index for the period May 1996 to present.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Cap Growth investment style. Prior to May 1996 (concurrent with the Fund's strategy change), the peer group represents the Large Blend investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Large Cap Aggressive Growth Fund
 Alliance Capital Management L.P.                       J. Fogarty/A. Harrison

 For the six months ending June 30, 2000, the Fund returned 2.22% compared to the S&P 500 Index return of -0.4% and the Russell 1000 Growth Index return of 4.2%. The outperformance compared to the broad S&P 500 was due to solid stock selection specifically in technology and healthcare. Within technology, communications equipment, software and semiconductor makers continued to report robust earnings growth. Healthcare experienced strong gains as investors seeking protection from the market turbulence during April and May were drawn to stable earnings growth, attractive relative valuations and a perception that the political climate remains positive for the rest of the year. The Series modestly underperformed the Russell 1000 Growth Index due to its underweight in technology stocks, which comprised approximately 40% of the portfolio, compared to almost 60% for the Index.
 We maintain a positive view about the industry dominant, high growth companies in the portfolio that are growing their earnings on average more than 20% which compares favorably to the earnings growth rate for the average S&P 500 company of 10-12%. The correction in technology stocks that saw the NASDAQ fall over 20% from its record March high through the end of June has had the beneficial effect of deflating the speculative bubble in the stock market. However, there still exists a valuation gap between most technology stocks and the rest of the market specifically financials and basic materials stocks. This valuation gap coupled with an economic landscape that is unclear is likely to lead to continued volatility in the market which we will take advantage of by actively trading our core holdings to add incremental return. Balancing our positive view of economic and earnings fundamentals with a cautious view on valuations, the Fund remains broadly diversified with technology, consumer services, financials and healthcare the areas of emphasis.

                                    [GRAPH]

                            Historical Fund Return

                      Large Cap               Russell 1000
                 Aggressive Growth Fund       Growth Index
        8/31/99         10,000                   10,000
        9/30/99          9,948                    9,790
       10/31/99         10,811                   10,529
       11/30/99         11,047                   11,098
       12/31/99         12,018                   12,252
        1/31/00         11,465                   11,677
        2/29/00         11,569                   12,248
        3/31/00         12,833                   13,125
        4/30/00         12,364                   12,501
        5/31/00         11,692                   11,871
        6/30/00         12,284                   12,771

Top Ten Holdings (as of June 30, 2000)

                                 % of          six months ago
                              investments     % of investments

Nokia Oyj                        6.2%               3.7%
Tyco International, Ltd.         6.0%               2.6%
Intel Corp.                      5.4%               2.8%
Pfizer, Inc.                     5.2%               0.9%
Cisco Systems, Inc.              4.5%               2.9%
Applied Materials, Inc.          4.4%               1.1%
Citigroup, Inc.                  3.8%               1.9%
AT&T Corp. - Liberty Media
 Group                           3.7%               2.4%
Microsoft Corp.                  3.3%               2.9%
Schering-Plough Corp.            3.1%               1.9%

Average Annual Total Returns*

                      Large Cap Aggressive    Russell 1000      MorningStar
                          Growth Fund         Growth Index      Peer Group+
YTD**                         2.22%               4.24%            3.04%
Since Inception (8/31/99)    28.02%               34.11             N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                       % of
               investments                investments
Technology         45.7%     Retail           6.8%
Financial          11.2%     Utility          2.8%
Health Care        10.1%     Consumer Staple  1.4%
Consumer Cyclical   9.8%     Governmental     1.1%
Capital Equipment   9.6%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Large Growth investment.
**   Year-to-date total returns are not annualized.

                                                   Inception: August 31, 1999

 Large/Mid Cap Value Fund
 Wellington Management Company, LLP                         D. Chu/L. Gabriel

 During the second quarter, the Large/Mid Cap Value Fund decreased -5.65%, underperforming the Fund's benchmark, the Russell 1000 Value Index, which fell -4.7% for the quarter ended June 30, 2000. Since Inception, on September 1, 1999, the Fund has returned 2.2%, compared to a -2.6% return by the benchmark.
 The second quarter of 2000 was characterized by weak results in global equity markets. The modest second quarter returns of most US equity indices masked the level of volatility present during the second quarter. The Russell 1000 Value Index outperformed the Russell 1000 Growth Index (by roughly 350 basis points in April and 350 basis points in May), but the momentum reversed in June and the Value index underperformed the Growth index.
 During the quarter, the Fund's sector weights were kept closely in line with those of the Russell 1000 Value Index. The sectors in the Fund that added the most value were information technology, health care, and industrial and commercial. On the negative side, stock selection within information and entertainment, utilities, and finance hurt performance.
 Some of the Fund's largest contributors through stock selection during the quarter include: Cigna which was the Fund's top performer, First Data, which showed strong earnings growth during the quarter, and Convergys which was a strong performer in the industrial and commercial sector.
 As we begin the third quarter of 2000, we continue to believe that broad diversification across economic sectors is a central tenet of the investment strategy. We anticipate further rate hikes by the Federal Reserve in order to slow the US economy. In a tightening interest rate environment, we remain bullish on the outlook for the large-cap value sector going forward. We will continue to look for opportunities in large cap stocks that represent value through active fund management.

                                    [GRAPH]

                            Historical Fund Return

                      Large/Mid Cap       Russell 1000
                       Value Fund          Value Index

        8/31/99          10,000             10,000
        9/30/99           9,787              9,650
       10/31/99          10,352             10,206
       11/30/99          10,295             10,126
       12/31/99          10,472             10,175
        1/31/00          10,031              9,843
        2/29/00           9,614              9,112
        3/31/00          10,829             10,223
        4/30/00          10,445             10,104
        5/31/00          10,607             10,211
        6/30/00          10,218              9,744

Top Ten Holdings (as of June 30, 2000)

                              % of         six months ago
                          investments    % of investments

Citigroup, Inc.               4.1%             3.7%
Exxon Mobil Corp.             4.0%              N/A
Bell Atlantic Corp.           3.4%             2.5%
Merrill Lynch & Co., Inc.     3.3%              N/A
American International
 Group, Inc.                  2.7%             1.4%
Marsh & McLennan Cos., Inc.   2.3%             1.3%
Wachovia Corp.                2.2%             1.2%
SBC Communications, Inc.      1.8%             1.7%
Pharmacia Corp.               1.8%              N/A
Cigna Corp.                   1.7%             1.1%

Average Annual Total Returns*

                               Large/Mid Cap   Russell 1000    MorningStar
                                Value Fund      Value Index    Peer Group+
YTD**                             -2.43%          -4.23%         -0.86%
Since Inception (8/31/99)          2.62           -3.06%           N/A

Top Ten Sectors (as of June 30, 2000)

                  % of                          % of
               investments                  investments

Financial         28.2%      Consumer Cyclical  7.2%
Utility           13.1%      Consumer Staple    5.2%
Technology         9.3%      Health Care        4.5%
Capital Equipment  8.6%      Retail             4.4%
Energy             8.4%      Basic Material     3.8%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a 50% weighting of the Large Cap Value style and a 50% weighting of the Mid Cap Value style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Mid Cap Value Fund
 Neuberger Berman, LLC                                       Gendelman/Mullick

 The Mid Cap Value Fund returned -2.48% during the second quarter of 2000, falling just short of the Russell Midcap Value Index's return of -1.68%. Although the fund had a difficult 2nd quarter, due in part to its poor performing technology holdings and an uncertain economic environment, its Year to Date total return continues to outpace the Russell Mid Cap Value Index by over 600 basis points (5.64% vs. -0.69%).
 Our Utility and Energy holdings performed well in the second quarter, spurred on by high natural gas and crude oil prices. Top contributors from the two sectors include the following: Anadarko Petroleum, an oil and gas exploration and production company in the process of merging with Union Pacific Resources; Coastal Corp., a natural gas company merging with El Paso Energy; and AES Corp., a global independent power producer. The Financial Services sector contributed positively to returns as a result of good stock selection and a relatively heavy weighting in the fund. Property and casualty insurer ACE Ltd. and student loan provider SLM Holdings both had a positive impact on returns. Unfortunately, a few of our Technology holdings were hit hard by negative sentiment within the sector. Comdisco was one drag on fund returns and Parametric Technology, despite being disposed of early in the quarter, was another. EchoStar Communications and Smurfit-Stone Container, both of which were removed from the fund, detracted from returns.
 Looking forward we remain positive about the future. We have had a strong first half, and while technology stocks generally had a difficult second quarter, they have recovered, and we are confident that companies with good fundamentals will deliver long term superior performance. We feel comfortable with the fund's overall structure and look forward to the challenges of the second half of the year.


                                    [GRAPH]

                            Historical Fund Return

                     Russell Mid Cap           Mid Cap
                       Value Index           Value Fund
         5/1/96           10,000               10,000
        6/30/96           10,107               10,095
        6/30/97           12,933               13,423
        6/30/98           16,261               15,464
        6/30/99           17,177               15,114
        6/30/00           15,820               15,190

Top Ten Holdings (as of June 30, 2000)

                              % of           six months ago
                           investments      % of investments

Metlife, Inc.                 2.6%                N/A
SLM Holding Corp.             2.2%                1.2%
Genzyme Corp.
 (General Division)           2.1%                1.9%
AES Corp.                     2.1%                N/A
Tenet Healthcare Corp.        2.0%                N/A
A.H. Belo Corp.               2.0%                1.8%
Starwood Hotels & Resorts
  Worldwide, Inc.             1.9%                0.9%
General Dynamics Corp.        1.9%                2.1%
Ace, Ltd.                     1.8%                N/A
SPX Corp.                     1.8%                2.1%

Average Annual Total Returns*

                               Mid Cap     Russell Mid Cap     MorningStar
                             Value Fund      Value Index       Peer Group+

YTD**                            5.72%          -0.69%           -0.14%
1 Year                           0.50           -7.90            -4.31
3 Years                          4.21            6.95             7.84
Since Inception (5/1/96)        10.55           11.64             N/A

Top Ten Sectors (as of June 30, 2000)

                   % of                       % of
                investments                investments

Financial          29.2%      Technology       9.2%
Capital Equipment  13.8%      Transportation   4.0%
Energy             11.4%      Basic Material   3.6%
Health Care         9.5%      Retail           3.1%
Consumer Cyclical   9.4%      Utility          2.6%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Value investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Mid Cap Blend Fund
 Independence Investment Associates, Inc.                      Coreen Kraysler

 The Mid Cap Blend Fund had a strong second quarter, returning -.28%, well ahead of the Frank Russell Mid Cap Index return of -4.51%. Excitement continued to mount over the possibilities of major advancements in medicine as the human genome is sequenced. As a result, holdings in biotech and medical technology such as Waters, Medimmune, CV Therapeutics, QLT Phototherapeutics and Cephalon were all strong. Oil stocks, such as El Paso Energy and Anadarko Petroleum were also strong, as rising oil prices propelled earnings higher. As investors perceived that interest rates were peaking, financial holdings such as Lincoln National and Aon performed well. Although technology stocks rallied in June, the group was weak overall during the quarter as investors rotated out of premium priced stocks into sectors with solid earnings prospects, such as pharmaceuticals and financials. However, select technology names performed well, with holdings in Portal Software, Convergys and Vitesse Semiconductor producing returns well ahead of the market. In general, software and semiconductor names were weak, and holdings in Citrix Systems and Applied Micro Circuits underperformed. Retailers such as Circuit City were also weak due to investors fears regarding a potential slowdown in consumer spending.
 Going forward, it is clear that after six interest rate hikes, U.S. economic growth will moderate. In fact, we have already begun to see signs of a slowdown in some of the recently reported economic statistics, including retail sales, housing starts and the unemployment data. We believe that the Fed will be successful in its attempt to engineer a soft landing, and that this environment will be favorable for the stock market. The Mid Cap Blend Fund is well positioned to benefit from these trends.


                                    [GRAPH]

                            Historical Fund Return

                   Mid Cap Blend Fund   Russell Mid Cap Index
        8/31/99           10,000           10,000
        9/30/99            9,729            9,648
       10/29/99           10,182           10,105
       11/30/99           10,633           10,396
       12/31/99           11,153           11,311
        1/31/00           10,739           10,937
        2/29/00           11,484           11,778
        3/31/00           12,645           12,453
        4/28/00           12,620           11,863
        5/31/00           12,361           11,549
        6/30/00           12,610           11,891

Top Ten Holdings (as of June 30, 2000)

                             % of         six months ago
                           investments    % of investments

Allergan, Inc.                1.7%        0.4%
Intuit, Inc.                  1.7%        0.4%
Comerica, Inc.                1.6%        0.5%
Noble Drilling Corp.          1.6%         N/A
Portal Software, Inc.         1.6%         N/A
QLT PhotoTherapeutics, Inc.   1.5%        0.6%
Fiserv, Inc.                  1.5%        0.5%
Bausch & Lomb, Inc.           1.5%        0.4%
Lincoln National Corp.        1.4%         N/A
Aon Corp.                     1.4%         N/A

Average Annual Total Returns*

                                Mid Cap       Russell Mid    MorningStar
                              Blend Fund       Cap Index     Peer Group+
YTD**                           13.06%          5.12%          3.93%
Since Inception (8/31/99)       32.11          23.10            N/A

Top Ten Sectors (as of June 30, 2000)


                  % of                       % of
               investments                investments

Technology        27.8%        Retail          6.3%
Health Care       11.9%        Energy          6.1%
Financial         11.8%        Utility         5.4%
Capital Equipment  9.5%        Basic Material  4.9%
Consumer Cyclical  8.2%        Transportation  4.1%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Blend investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Mid Cap Growth Fund
 Janus                                                              James Goff

 Strength among a number of individual stocks wasn't enough to overcome losses related to a difficult market environment during the second quarter, and the Fund slipped 6.69%, slightly outperforming the 7.41% loss registered by its benchmark, the Russell MidCap Growth Index. Outstanding fundamental performances by many of our companies allowed them to overcome an increase in volatility to post strong gains. For example, growth in demand for SDL's optical networking gear has been so strong that the company announced its second-quarter earnings would outpace last year's by nearly 140%. For its part, payroll processor Paychex once again surprised Wall Street analysts by logging a better-than-expected 36% increase in earnings. Both companies were among our top performers.
 There were setbacks, however, including lackluster performances by several of our telecommunications and technology stocks. Internet advertising leader DoubleClick was caught in a sharp sell-off of technology shares that began in March. The company also suffered from concerns about the sustainability of advertising spending as the economy decelerates, delivering a "one-two punch" to the stock that forced DoubleClick into the red for the period.
 Looking forward, the prospect of a more stable interest rate environment is encouraging. The first-quarter earnings season was perhaps the best showing for our companies I have ever witnessed. We believe second-quarter earnings, due to be released by many our holdings over the next few weeks, will be just as healthy. If the overhang related to interest rate uncertainty has indeed finally been lifted, our performance should reflect that strength. Meanwhile, we will continue to search for companies capable of producing stable, long-term growth regardless of the market environment, always leveraging the detailed, company-level research upon which the Janus reputation is built.

                                    [GRAPH]

                            Historical Fund Return
                Russell Mid Cap Growth Index     Mid Cap Growth Fund
         5/1/96         10,000                         10,000
        5/31/96         10,204                         10,252
        6/28/96         9,896                          10,020
        7/31/96         9,128                           9,186
        8/30/96         9,622                           9,881
        9/30/96         10,233                         10,473
       10/31/96         10,113                         10,325
       11/29/96         10,709                         10,408
       12/31/96         10,529                         10,269
        1/31/97         10,994                          9,994
        2/28/97         10,752                          9,827
        3/31/97         10,145                          9,079
        4/30/97         10,393                          9,186
        5/30/97         11,325                         10,176
        6/30/97         11,638                         10,693
        7/31/97         12,752                         10,907
        8/29/97         12,627                         10,950
        9/30/97         13,266                         11,734
       10/31/97         12,601                         11,385
       11/28/97         12,734                         11,547
       12/31/97         12,900                         11,980
        1/30/98         12,668                         11,743
        2/27/98         13,859                         12,728
        3/31/98         14,440                         13,429
        4/30/98         14,636                         13,656
        5/29/98         14,035                         13,098
        6/30/98         14,432                         14,211
        7/31/98         13,814                         14,045
        8/31/98         11,177                         11,448
        9/30/98         12,022                         12,370
       10/30/98         12,907                         13,332
       11/30/98         13,777                         14,295
       12/31/98         15,204                         16,660
        1/29/99         15,660                         17,539
        2/26/99         14,894                         16,892
        3/31/99         15,724                         19,064
        4/30/99         16,441                         20,313
        5/28/99         16,229                         20,063
        6/30/99         17,362                         21,164
        7/30/99         16,810                         20,863
        8/31/99         16,635                         21,977
        9/30/99         16,493                         22,828
       10/29/99         17,768                         26,427
       11/30/99         19,609                         29,295
       12/31/99         23,003                         36,370
        1/31/00         22,999                         37,510
        2/29/00         27,833                         44,729
        3/31/00         27,861                         37,361
        4/28/00         25,156                         32,525
        5/31/00         23,323                         30,325
        6/30/00         25,798                         34,862

Top Ten Holdings (as of June 30, 2000)

                               % of        six months ago
                            investments   % of investments

Abgenix, Inc.                  2.3%        N/A
American Tower Corp.           2.5%        0.6%
Andrx Corp.                    1.7%        N/A
Apollo Group, Inc.             2.1%        1.6%
AT&T Canada, Inc.              1.9%        1.4%
Brocade Communications
 Systems, Inc.                 1.3%        0.6%
Citadel Communications Corp.   0.8%        1.0%
Clearnet Communications, Inc.  0.8%        1.1%
CNET Networks, Inc.            0.9%        N/A
Cox Radio, Inc.                3.1%        0.3%

Average Annual Total Returns*
                                 Mid Cap       Russell Mid Cap      MorningStar
                               Growth Fund      Growth Index        Peer Group+
YTD**                            -4.15%            12.15%              8.81%
1 Year                           64.72             48.59              51.88
3 Years                          48.28             30.39              30.83
Since Inception (5/1/96)         34.94             25.54               N/A

Top Ten Sectors (as of June 30, 2000)
                      % of                         % of
                   investments                  investments
Technology           44.6%              Energy     1.9%
Health Care          21.6%              Utility    1.1%
Consumer Cyclical    13.2%              Retail     0.7%
Capital Equipment     8.6%
Financial             3.6%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Growth investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Fundamental Mid Cap Growth Fund
 OppenheimerFunds, Inc.                                         Bruce Bartlett

 During the past month, several economic indicators such as retail sales, consumer confidence and new home sales appeared to point towards a moderation of economic activity. In addition, inflation measures remained under control despite very tight labor markets. Finally, a sharp correction in major stock market averages during April and May let some of the air out of what may have been a speculative bubble and reduced the stimulative impact of the "wealth effect" on the real economy. Given these circumstances, the Fed, which had raised short-term rates six times over the past year in an effort to slow the expansion, decided to take no action at its June meeting, leaving the key Federal Funds rate unchanged at 6.5%.

 Inflationary pressures and rising interest rates continued to pressure stock multiples in May 2000. The NASDAQ was hit hardest as it was down 11.9% for the month, while the Dow was down 2.0% and the S&P 400 was down 1.25%. Overall, despite market volatility, company fundamentals remain strong.

 During May 2000, there were no material changes in asset weightings. Cash remains high as a result of the continued difficulty in finding companies outside of technology and telecommunications.

  Going forward, we will continue to place increased scrutiny on company revenue growth, since revenue growth is the most sustainable source of earnings growth. Failure to meet exceedingly high expectations may lead to future earning disappointments.


                                    [GRAPH]

                            Historical Fund Return

                            Fundamental Mid Cap Growth       Index
                   8/31/99             $10,000             $10,000
                   9/30/99              10,000               9,915
                  10/31/99              10,836              10,681
                  11/30/99              14,468              11,788
                  12/31/99              15,457              13,829
                   1/31/00              15,972              13,826
                   2/29/00              22,030              16,732
                   3/31/00              18,801              16,749
                   4/30/00              16,532              15,123
                   5/31/00              14,461              14,021
                   6/30/00              18,224              15,508

Top Ten Holdings (as of June 30, 2000)

                              % of         six months ago
                           investments    % of investments

Newport Corp.                   4.1%         N/A
Micromuse, Inc.                 3.6%         0.4%
Aether Systems, Inc.            3.2%         N/A
Tiffany & Co.                   2.9%         1.3%
Cooper Mountain Networks, Inc.  2.9%         N/A
Rational Software Corp.         2.7%         0.3%
Bookman Technology plc          2.6%         N/A
Sanmina Corp.                   2.6%         N/A
Mercury Interactive Corp.       2.5%         0.8%
SDL, Inc.                       2.5%         1.8%

Average Annual Total Returns*
                              Fundamental      Russell Mid-
Cap      MorningStar
                             Mid Cap Growth      Growth Index        Peer Group+
YTD**                             17.90%            12.15%              8.81%
Since Inception (8/31/99)        105.57             69.31                N/A

Top Ten Sectors (as of June 30, 2000)

                      % of                         % of
                  investments                  investments

Technology         61.3%        Utility            2.4%
Retail              7.6%        Energy             2.2%
Capital Equipment   5.9%        Consumer Cyclical  2.0%
Health Care         4.3%        Consumer Staple    0.5%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Mid Cap Growth investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: May 16, 1988

 Real Estate Equity Fund
 Independence Investment Associates, Inc.               J. DeSantis/T. Spicer
 MSDW Inv. Mgmt., Inc.                                     T. Bigman/D. Funke

 The market rotation out of overpriced New Economy stocks into securities with an attractive combination of cheapness and improving fundamentals continued into the second quarter with REIT indices experiencing double-digit returns. The Real Estate Equity fund, with its concentration in the real estate sector, was a beneficiary of this trend.
 Even though the REIT asset class has come a long way in a relatively short period of time, conditions are still favorable for the sector. Names continue to trade at sizable discounts to Net Asset Value, dividend yields are still in the 7.5% range, average earnings growth rates are a stable 10%, and a price multiple of 8.6x is difficult to beat in this market. Investor sentiment is definitely behind the sector with $338 million of net inflows since year-end.
 Stock selection during the quarter contributed positively to performance, while sector allocations had mixed results. Overweights in the Office, Apartment and Diversified sectors helped performance as they outperformed the overall index. An underweight in the Retail sector also helped performance as it underperformed. Being underweight the Hotel sector, however, hurt performance significantly as it outperformed the market by nearly 700 basis points and was the main cause of the underperformance during the quarter. Individual names that helped boost returns included Pacific Gulf Properties, CarrAmerica, Reckson, CBL & Associates, Meristar and Boston Properties.
 Going forward, we expect the stock market, including REITs, to remain volatile as investors struggle to assess the state of the economy. Our strategy for the near term is to be overweighted the Office and Apartment sectors and underweighted the Hotel and Retail sectors. We will also maintain our large-capitalization focus, as these names will be most attractive to new money entering the sector. Stock-selection will however continue to be our main focus and where we expect the majority of return to come from in the upcoming months.
                                     [GRAPH]
               Real Estate Equity Fund*        Wihshire Real Estate Index
  6/30/90               10,000                           10,000
  6/30/91               10,474                            8,674
  6/30/92               11,340                            8,407
  6/30/93               14,800                           10,517
  6/30/94               15,719                           10,999
  6/30/95               16,161                           11,318
  6/30/96               18,773                           13,406
  6/30/97               24,684                           17,904
  6/30/98               25,706                           19,067
  6/30/99               24,193                           17,755
  6/30/00               25,502                           18,546

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Equity Office Properties Trust                   5.9%              4.5%
Equity Residential Properties Trust              4.5%              4.7%
Avalonbay Communities, Inc.                      4.3%              4.6%
Spieker Properties, Inc.                         4.1%              4.3%
Post Properties, Inc.                            3.5%              3.6%
Simon Property Group, Inc.                       3.4%              2.5%
Duke Realty Investments, Inc.                    3.4%              3.5%
Boston Properties, Inc.                          3.3%              N/A
Liberty Property Trust                           3.2%              3.3%
Catellus Development Corp.                       3.1%              2.9%

Average Annual Total Returns*
                                   Real Estate   Wilshire Real    MorningStar
                                   Equity Fund   Estate Index    Peer Group +
YTD***                                13.67%        15.21%          13.29%
1  Year                                5.41          4.46            4.22
3  Years                               1.09          1.18            2.02
5  Years                               9.55         10.38           10.00
10 Years                               9.81          6.37            9.92
Top Industries (as of June 30, 2000)
                                     % of
                                  investments

Real Estate Investment Trust         92.6%
Reat Estate Development               3.1%
Real Estate Operations                1.9%
* Effective June 30th, the Fund was modified to a multi-managed investment approach.
** Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Speciality Real Estate investment.
**   Year-to-date total returns are not annualized.

                                                    Inception: August 31, 1999

 Small/Mid Cap Value Fund
 The Boston Company Asset Management, LLC                     Peter I. Higgins

 After a very strong first quarter, the smaller capitalization market was down slightly in the second quarter as measured by the Russell 2500 Value Index. The Small/Mid Cap Value Fund had a positive quarter; up 4.37% while the Russell 2500 Value Index was down 0.60%. Year-to-date the Fund is up 18.14% while the Russell 2500 Value is up 4.05%. The Small/Mid Cap Value Fund was up 4.16% for the second quarter.
 Our holdings in the energy, financial services and capital goods sectors were up nicely and outperformed their respective sectors in the index. Our energy holdings, with emphasis on natural gas exploration and production and energy service companies, were again a successful strategy. In the financial services area our focus is on diversified insurance and investment services organizations. We have continued to underweight banks as higher interest rates and loan loss concerns have negatively impacted the group. Our capital goods holdings are broadly diversified with representation in industrial, agricultural and defense equipment industries as well as environmental services and related areas.
 Our technology holdings were down slightly for the quarter but did better than the technology sector of the index. Our investments here include holdings in database and engineering software, computer component manufacturers, electronics distribution companies as well as computer service companies. We continue to emphasize the group as the stocks represent good value and growth prospects appear favorable.
 Sectors that did not do well include basic industries, consumer services, and selected health care companies. In general these stocks underperformed due to disappointing earnings and slowing growth expectations.
 Going forward, global economic growth should continue to be positive. We believe that the portfolio is well positioned and we do not anticipate a significant change in our economic sector weighting for the coming quarter.

                                    [GRAPH]

                            Historical Fund Return
                 Small/Mid Cap Value Fund            Russell 2500 Value Index

Aug-31-99                10,001                               10,000
Sep-30-99                 9,560                                9,685
Oct-31-99                 9,443                                9,695
Nov-30-99                 9,942                                9,748
Dec-31-99                10,508                               10,080
Jan-31-00                 9,756                                9,661
Feb-29-00                 9,775                                9,828
Mar-31-00                11,918                               10,552
Apr-30-00                12,266                               10,548
May-31-00                12,275                               10,528
Jun-30-00                12,414                               10,489

Top Ten Holdings (as of June 30, 2000)
------------------------------------------------------------------------------
                                                   six months ago
                                        % of            % of
                                     Investments     Investments
Parametric Technology Corp.             2.6%            N/A
Tidewater, Inc.                         2.3%            N/A
McKesson HBOC, Inc.                     2.2%            0.8%
Avnet, Inc.                             2.2%            0.6%
Informix Corp.                          2.2%            N/A
Fluor Corp.                             2.0%            1.2%
Adaptec, Inc.                           2.0%            N/A
NCR Corp.                               1.9%            N/A
H & R Block, Inc.                       1.9%            N/A
Jones Apparel Group, Inc.               1.8%            1.1%

Average Annual Total Returns*
------------------------------------------------------------------------------

                                      Small/Mid Cap  Russell 2500  MorningStar
                                       Value Fund    Value Index   Peer Group+
                                       ----------    -----------   -----------
YTD**                                     18.14%        4.05%         2.56%
Since Inception (8/31/99)                 29.65         5.89          N/A

Top Ten Sector (as of June 30, 2000)
------------------------------------------------------------------------------
                                        % of
                                     Investments
Technology                              28.0%
Financial                               13.2%
Energy                                  12.7%
Basic Material                          11.0%
Capital Equipment                        8.8%
Retail                                   7.9%
Consumer Cyclical                        7.4%
Health Care                              3.9%
Transportation                           2.2%
Consumer Staple                          0.5%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestments of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the MorningStar variable universe having a 50% weighting of the Mid Cap Value style and a 50% weighting of the Small Cap Value style.
**  Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1998

 Small/Mid Cap CORE Fund
 Goldman Sachs Asset Management                             Jones/Clark/Pinter

 For the quarter ended June 30, 2000, the Small/Mid Cap CORE Fund returned - 2.44% at net asset value, outperforming its benchmark, the Russell 2500 Index, which returned -4.00%.
 When managing the Fund, we do not take size or sector bets. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks favored by fundamental research analysts, and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Over the long term, these four investment themes (Growth/Momentum, Value, Stability and Research) led to excess returns, although they typically do not all work well simultaneously. For instance, during the second quarter, both our Value and Momentum themes contributed positively to returns. Notably, Value's strength was a result of strength in the first two months of the quarter, whereas Momentum fared best April and June. Our Stability theme had its worst month ever among small/mid capitalization stocks in April, but rallied to one of its best months ever in June. Only our Research theme failed to produce results in line with our expectations each month of the quarter.
 No significant changes to the Fund's investment strategy occurred in the second quarter. However, we continually evaluate the effectiveness of the process, and, as we find new features which we believe will add to the Fund's performance, we may add these to the Fund's investment process and strategy. We intend to maintain our disciplined, long-term approach to equity investing despite possible continued volatility in the U.S. equity markets throughout the remainder of 2000. In fact, we believe that careful risk management such as that which defines the CORE process is of paramount importance in such a volatile environment, when small bets can have much larger than expected consequences. We continue to believe that through our combined qualitative and quantitative strategy for selecting stocks, we have the potential to generate solid long-term returns for the shareholders of the Fund.
                                    [GRAPH]
                   Small/Mid Cap Core Fund        Russell 2500 Index
  5/1/98                   10,000                       10,000
 5/29/98                    9,577                        9,536
 6/30/98                    9,721                        9,547
 7/31/98                    9,040                        8,891
 8/31/98                    7,377                        7,214
 9/30/98                    7,776                        7,726
10/30/98                    7,960                        8,149
11/30/98                    8,422                        8,552
12/31/98                    9,019                        9,070
 1/29/99                    8,940                        9,055
 2/26/99                    8,305                        8,460
 3/31/99                    8,438                        8,641
 4/30/99                    9,172                        9,414
 5/28/99                    9,251                        9,560
 6/30/99                    9,810                       10,058
 7/30/99                    9,648                        9,860
 8/31/99                    9,347                        9,552
 9/30/99                    9,224                        9,409
10/29/99                    9,430                        9,616
11/30/99                    9,887                       10,158
12/31/99                   10,871                       11,262
 1/31/00                   10,456                       11,003
 2/29/00                   11,807                       12,592
 3/31/00                   11,700                       12,399
 4/28/00                   11,257                       11,732
 5/31/00                   10,720                       11,169
 6/30/00                   11,414                       11,903
Top Ten Holdings (as of June 30, 2000)
                                      % of         six months ago
                                   investments    % of investments
PMC-Sierra, Inc.                      1.2%              0.2%
CIENA Corp.                           1.1%              0.2%
Network Appliance, Inc.               1.1%              0.2%
VeriSign, Inc.                        0.9%              0.5%
SDL, Inc.                             0.9%              0.1%
Exodus Communications, Inc.           0.8%              0.5%
BEA Systems, Inc.                     0.8%              0.4%
MedImmune, Inc.                       0.7%              0.2%
Dynegy, Inc.                          0.7%               N/A
Advanced Micro Devices, Inc.          0.7%              0.1%

Average Annual Total Returns*
                                  Small/Mid Cap    Russell 2500    MorningStar
                                    CORE Fund          Index       Peer Group+

YTD**                                 5.00%            5.69%          5.21%
1 Year                               16.35            18.84          13.63%
Since Inception (5/1/98)              6.29             8.37            N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                              % of
                     investments                      investments
Technology              35.0%        Energy              6.6%
Financial               15.3%        Utility             4.2%
Capital Equipment       10.6%        Retail              3.3%
Health Care             10.2%        Basic Material      3.2%
Consumer Cyclical        8.1%        Consumer Staple     2.2%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe. The peer group represents a 50% weighting of the Mid-Cap Blend style and a 50% weighting of the Small-Cap Blend style for periods since May 1999.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1994

 Small/Mid Cap Growth Fund (Formerly Diversified Mid Cap Growth)
 Wellington Management Company, LLP                          Frank V. Wisneski

 For the quarter, Small/Mid-Cap Growth Fund showed modest positive returns, rising 1.4% compared with the Russell 2500 Growth Index which fell by 4.5%. Year-to-date, the Fund is up 8.6% versus 7.2% for the index.
 We increased or added to positions in several Internet, software, communications equipment, and semiconductor-related companies. Health care and energy sectors also received attention with increased positions or new holdings.
 With the economy slowing and interest rate trends uncertain, the quarter witnessed reductions in the consumer discretionary and finance sectors. Slow growth and a volatile equity market (with an expected downward bias) leaves us comfortable with a higher than normal cash positioning although we expect to work these reserves back into the market as prices warrant.
 While the Fund is now more represented in some of the faster growing areas of technology, our long standing strategy is not designed to fully participate in markets such as occurred during the second half of 1999 through the first months of 2000. If the markets revert to valuation/profitability standards that existed prior to twelve months ago, the Fund should continue to rapidly make up the past relative performance shortfalls. Our reading now is that, at least for the next several months, the markets will remain skeptical and relatively sensitive to over-valuation concerns.
 The extent of the economic slowdown and its impact on corporate profits will displace the focus on inflation and interest rates that has consumed the markets during the past year. While we don't expect recession worries to surface, there will be increasing concern about the growth rate of corporate profits. This environment, should it develop, would be beneficial to our strategy, which remains focused on companies with relatively predictable, non cyclical, growth dynamics.
                                    [GRAPH]

                            Historical Fund Return

              Small/Mid Cap Growth Fund    Small/Mid Cap Growth Benchmark(1)
 5/1/94                10,000                     10,000
6/30/94                10,043                      9,584
6/30/95                11,652                     12,116
6/28/96                16,237                     14,974
6/30/97                16,713                     17,611
6/30/98                20,389                     21,838
6/30/99                21,478                     26,912
6/30/00                22,219                     38,807

Top Ten Holdings (as of June 30, 2000)
--------------------------------------------------------------------------------
                                      % of         six months ago
                                   Investments    % of Investments
Littelfuse, Inc.                       2.6%             2.0%
Reinsurance Group of America           2.5%             2.5%
Genzyme Corp. (General Division)       2.5%             2.4%
Dallas Semiconductor Corp.             2.4%             3.1%
Rational Software Corp.                2.3%              N/A
Herman Miller, Inc.                    2.2%             2.2%
United Rentals, Inc.                   2.2%             2.4%
ALZA Corp.                             2.0%             0.9%
Beringer Wine Estates Holdings         1.8%             3.0%
G & K Services, Inc.                   1.8%             2.4%

Average Annual Total Returns*
                                 Small/Mid         Small/Mid Cap     MorningStar
                              Cap Growth Fund  Growth Benchmark (1)  Peer Group+
YTD**                              8.56%              7.18%             7.46%
1 Year                             3.45%             44.20              6.50
3 Years                            9.96              30.13             32.16
5 Years                           13.78              26.22             25.47
Since Inception (5/1/94)          13.85              24.59               N/A

Top Ten Sectors (as of June 30, 2000)
--------------------------------------------------------------------------------
                       % of                              % of
                     Investments                      Investments
Technology             38.7%        Retail                4.3%
Capital Equipment      15.1%        Energy                3.8%
Health Care            10.0%        Consumer Staple       3.3%
Consumer Cyclical       7.7%        Utility               2.8%
Financial               7.5%        Basic Material        2.4%
(1) The Small/Mid Cap Growth Fund benchmark is the Russell Mid Cap Growth Index from May 1994 to April 1999 and the Russell 2500 Growth Index May 1999-present.
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Sector investing entail special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Mid Cap Growth and a Small-Cap Growth investment style. The peer group represents a 50% weighting of the Mid Cap Growth style and a 50% weighting of the Small Cap Growth style. Prior to May 1999, the peer group represents the Mid Cap Growth investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: May 1, 1996

 Small Cap Value Fund
 INVESCO Inc.                                         J. Lefkowitz/D. Kostyk

 For the 2nd Quarter of 2000 the Small Cap Value Fund had a return of 1.32%, trailing the Russell 2000 Value Index's return of 1.95%. The Fund outperformed the benchmark in April and May, primarily due to the strong results of our stock selection model. During this period the emphasis of stocks with lower price/earnings ratios, improving earnings estimates, good relative price action and strong institutional interest all made significant contributions to the Fund's positive excess return. In June, however, the market shifted back to favoring more volatile, growth-oriented stocks, and our stock selection disciplines were less effective. Only stocks with good relative price action made a significant contribution, while the more value-oriented stock selection tools detracted from performance.
 Despite losses in April and May, Health Care stocks rebounded in June to finish the quarter as the top performing small cap sector. Two of the biggest contributors to the Fund's performance for the Quarter were in that sector-- Alpharma, Inc. and Bindley Western Industries. In the Technology sector, Elantec Semiconductor, which has been strong throughout the year, and Three Five Systems, contributed to the Fund's return. Underperformers for the quarter included Imperial Bancorp, Hooper Holmes and Micros Systems.
 Turnover in the Fund was higher than usual in June due to the unprecedented turnover in the Russell 2000 Value Index that occurred at the end of the month. A total of 510 stocks (40% of the 1,292 names that now make up the index) were added to the index while 374 were removed. The most notable impact of these changes were declines in the weightings of the Technology and Energy sectors by 7% and 4%, respectively. Consumer Cyclicals had the largest increase of slightly more than 5%. These changes are reflected in the Fund's sector allocation as of June 30th.

                                    [GRAPH]
                   Small Cap Value Benchmark(1)   Small Cap Value Fund
 5/1/96                       10,000                     10,000
6/28/96                       10,051                     10,126
6/30/97                       12,284                     12,513
6/30/98                       14,519                     14,450
6/30/99                       14,215                     13,622
6/30/00                       14,051                     12,733

Top Ten Holdings (as of June 30, 2000)
                                      % of         six months ago
                                   investments    % of investments
Selective Insurance Group             1.0%              1.0%
Lear Corp.                            1.0%              N/A
East West Bancorp, Inc.               1.0%              0.6%
Idacorp, Inc.                         1.0%              0.9%
Capital Automotive REIT               1.0%              0.9%
Silicon Valley Bancshares             1.0%              1.0%
Cummins Engine Company, Inc.          0.9%              N/A
Universal Health Services, Inc.       0.9%              N/A
Zale Corp.                            0.9%              0.5%
FelCor Lodging Trust, Inc.            0.9%              0.9%

Average Annual Total Returns*
                                    Small Cap   Small Cap Value   MorningStar
                                   Value Fund    Benchmark (1)    Peer Group+
YTD**                                 1.19%         5.84%            5.26%
1 Year                               -6.53         -1.16             1.72
3 Years                               0.58          4.58             2.32
Since Inception (5/1/96)              5.97          8.50             N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                            % of
                     investments                    investments
Financial              30.2%        Retail             5.8%
Capital Equipment      11.2%        Utility            5.4%
Consumer Cyclical      11.1%        Consumer Staple    4.7%
Basic Material          9.4%        Health Care        4.3%
Technology              8.2%        Energy             4.2%
(1) The Small Cap Value Benchmark is the Russell 2000 from May 1996 to September 1999 and the Russell 2000 Value Index October 1999-present.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Value investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Small Cap Growth Fund
 John Hancock Advisers, Inc.                                     Bernice Behar

 During the volatile second quarter, the Fed raised rates 50 basis points, while investors shifted to value stocks and then rotated back to growth investments. The initial shift resulted from data suggesting the U.S. economy was slowing and interest rates would continue to rise. Growth stocks had enjoyed a sizable rally in the first quarter, causing their valuations to reach excessive levels. Investors worried a slowdown would erode corporate profits and questioned their expensive prices. After leading the market, growth stocks sold off.
 Investors revisited growth investments on indications the economy was growing moderately and inflation was under control. Although equities surged in June, net performance was negative. The S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq each declined. The Fund and the Russell 2000 Growth Index also fell, returning (8.43)% and (7.4)%, respectively.
 Individual security disappointments contributed substantially to the portfolio's underperformance. Triangle Pharamaceuticals declined sharply after it ceased clinical trials of its leading product. Three technology stocks Bindview, Official Payments, and Orckit Communications decreased on disappointing earnings. After analyzing their fundamental outlook, we concluded each setback would persist and eliminated these stocks. We made an exception for Bindview. The company scheduled a new product launch for early second quarter, an event we believed would support its stock price. Fortunately, we were rewarded to our decision when the stock rebounded off its low.
 During the market volatility we restructured some of our holdings in the Health Care sector. Our first action was to increase our allocations to the rapidly growing biotechnology industry by augmenting positions in companies with products in later stages of development. Companies with earlier stage products and more distant earnings visibility were eliminated. We also maintained positions in research and development companies and purchased those supplying specialized products used in the discovery process.
                                    [GRAPH]
               Russell 2000 Growth Index        Small Cap Growth Fund

 5/1/96                 10,000                         10,000
6/28/96                  9,830                         10,294
6/30/97                 10,281                         10,514
6/30/98                 11,639                         12,366
6/30/99                 12,606                         14,903
6/30/00                 16,185                         23,398

Top Ten Holdings (as of June 30, 2000)
                                      % of         six months ago
                                   investments    % of investments
CV Therapeutics, Inc.                 1.4%              0.6%
Exar, Corp.                           1.3%              N/A
Tech Data Corp.                       1.2%              0.2%
PLX Technology, Inc.                  1.2%              0.5%
Virata, Corp.                         1.2%              0.0%
Forrester Research, Inc.              1.2%              0.8%
COR Therapeutics, Inc.                1.2%              N/A
Elantec Semiconductor, Inc.           1.1%              N/A
NPS Pharmaceuticals, Inc.             1.1%              N/A
SBA Communications Corp.              1.1%              N/A

Average Annual Total Returns*
                                    Small Cap    Russell 2000   MorningStar
                                   Growth Fund   Growth Index   Peer Group+
YTD**                                 5.50%          1.23%         6.11%
1 Year                               57.00          28.39         54.46
3 Years                              30.56          16.33         24.92
Since Inception (5/1/96)             22.63          12.25         N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Technology             43.6%       Financial                  6.0%
Health Care            18.8%       Capital Equipment          5.7%
Energy                  7.2%       Basic Material             1.8%
Consumer Cyclical       6.9%       Transportation             1.1%
Retail                  6.3%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Small Growth investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1998

 International Opportunities II Fund
 (formerly Global Equity Fund)
 Rowe Price--Fleming International, Inc.                             John Ford


 Rowe Price-Fleming assumed management of the Fund as the new sub-adviser effective June 13, 2000 and the Fund was renamed to International Opportunities II Fund. The Fund will be managed in a similar fashion as the International Opportunities Fund.
 International markets declined in the second quarter, wiping out their year-to-date gains. After leading for several quarters, telecom, media, and technology stocks retreated. Consumer staples, health care, and energy stocks led for most of the period. Tech and telecom stocks returned to favor in June, and markets rallied broadly for the first time in many months. Concerns about interest rates and U.S. market volatility hurt international markets, particularly in the Pacific ex-Japan and Latin America. Heavy stock issuance also depressed international returns. Economic growth was robust around the world with the exception of Japan.
 The fund performed .14% ahead of the 3.90% decline of the MSCI EAFE (Europe, Australasia, Far East) Index for the period ended June 30, 2000. Stock selection and sector weightings hurt performance, while country weightings were broadly neutral. Overweighting the media and wireless telecommunications sectors detracted from results versus EAFE, as NTT DoCoMo (the wireless unit of Japan's NTT), Fuji TV, Telecom Italia Mobile and its parent, Telecom Italia, fared poorly. Other key holdings such as wireless operator Vodafone of the U.K. and handset maker Nokia of Finland declined. Underweighting weak markets such as Japan and Germany aided performance. Our relative underweighting in established telecom carriers British Telecom and Deutsche Telekom added value. During the most recent quarter, we took advantage of sharp declines to increase positions in telecom infrastructure industry leaders Ericsson of Sweden and Nortel of Canada. In Hong Kong, we participated in the initial public offering of China Unicom, a wireless service provider with vast potential.
 For the first time in almost a year, market strength was fairly evenly distributed across sectors in June. Investor selectivity has remained high, and we expect that to continue. As valuations are still high--although well off earlier peaks--we believe international markets will remain highly sensitive to news. The broader distribution of gains in June hid the fact that volatility within the period was high. With the Internet landscape still in a state of flux, we expect more market volatility.
                                  [GRAPH]
             International Opportunities II Fund ***       MSCI World Index
  5/1/98                      10,000                             10,000
 5/29/98                       9,834                              9,876
 6/30/98                       9,994                             10,112
 7/31/98                       9,829                             10,097
 8/31/98                       8,574                              8,752
 9/30/98                       8,755                              8,908
10/30/98                       9,402                              9,715
11/30/98                       9,643                             10,295
12/31/98                       9,945                             10,799
 1/29/99                      10,013                             11,037
 2/26/99                       9,525                             10,745
 3/31/99                       9,895                             11,194
 4/30/99                      10,514                             11,637
 5/28/99                      10,270                             11,213
 6/30/99                      10,821                             11,738
 7/30/99                      10,894                             11,704
 8/31/99                      10,830                             11,685
 9/30/99                      10,652                             11,573
10/29/99                      10,701                             12,176
11/30/99                      11,175                             12,521
12/31/99                      12,350                             13,536
 1/31/00                      11,797                             12,762
 2/29/00                      12,275                             12,797
 3/31/00                      12,833                             13,683
 4/28/00                      12,189                             13,106
 5/31/00                      11,998                             12,776
 6/30/00                      12,367                             13,208

Top Ten Holdings (as of June 30, 2000)
                                                % of         Six Months Ago
                                             Net Assets     % of Net Assets

Vodafone AirTouch plc                           2.5%               N/A
Glaxo Wellcome plc                              1.8%               N/A
Yamanouchi Pharmaceutical Co., Ltd.             1.7%               0.7%
Canon, Inc.                                     1.5%               N/A
Aventis SA                                      1.5%               1.1%
Koninklijke Philips Electronics NV              1.4%               N/A
Nippon Telegraph & Telephone Corp.              1.4%               0.8%
Shell Transport & Trading Co. plc               1.4%               1.0%
Royal & Sun Alliance Insurance Group plc        1.4%               N/A
Nestle SA                                       1.3%               N/A
Average Annual Total Returns*
                                  International          MSCI       MorningStar
                              Opportunities II Fund   World Index   Peer Group+
YTD**                                0.14%              -2.42%        -0.43%
1 Year                              14.28               12.52         25.84
Since Inception (5/1/98)            10.30               13.70         N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Japan                  21.3%            Switzerland           3.6%
France                 10.1%            Canada                3.2%
Germany                 6.6%            Australia             2.4%
Netherlands             5.8%            Spain                 1.8%
Italy                   4.8%            Sweden                1.2%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a World Stock investment style.
**   Year-to-date total returns are not annualized.
*** Effective June 13, 2000 the Global Equity Fund was renamed the International Opportunities II Fund. The goal and investment strategy is similar to that of the International Opportunties Fund.

                                                        Inception: May 2, 1988

 International Equity Index Fund
 Independence International Associates, Inc.             B. Greenleaf/D. Nolan

 The Fund's under-performance versus its custom blended benchmark came mostly from differences between the exchange rates that the Fund administrator uses and the exchange rates that the Index uses. During April, tracking between the Fund and the Custom Index was only 5 basis points. In May, the fund outperformed the benchmark by 50 basis points and in June under performed the benchmark by 74 basis points. The volatility in the performance is due mainly to the difference in exchange rates used by the administrator to value the securities and the exchange rates used by the benchmark. Over time these differences tend to reverse. In May and June, this reversal did take place. The portion of the performance difference between the fund and the benchmark due to rates was approximately 30 basis points. In May and June the remaining tracking error was due to slight differences in security and country weightings. We manage the Fund to capture the overall characteristics of the benchmark, without replicating the index. The Fund owns approximately 720 securities representing exposure to thirty-eight countries while the benchmark owns over 1800 securities with exposure to those same markets. The Fund is tracking its benchmark within expectations.

                                     [GRAPH]

               International Equity Index Fund         International Equity Index Benchmark (1)
6/29/90                    10,000                                    10,000
6/28/91                     9,495                                     8,877
6/30/92                    10,560                                     8,849
6/30/93                    11,778                                    10,682
6/30/94                    13,618                                    12,529
6/30/95                    13,962                                    12,773
6/28/96                    15,532                                    14,512
6/30/97                    17,672                                    16,419
6/30/98                    17,694                                    17,832
6/30/99                    19,310                                    19,648
6/30/00                    22,665                                    23,395

Top Ten Holdings (as of June 30, 2000)
--------------------------------------------------------------------------------
                                                % of         six months ago
                                             Investments    % of Investments
Deutsche Telekom AG                              2.6%             3.3%
Nippon Telegraph & Telephone Corp.               2.0%             2.7%
Toyota Motor Corp.                               2.0%             2.3%
Telecom Italia Mobile SpA                        1.4%             1.6%
France Telecom                                   1.4%             1.3%
Siemens AG                                       1.4%             1.1%
Allianz AG                                       1.3%             1.3%
Total Fina SA                                    1.3%              N/A
Nokia Oyj                                        1.3%             1.2%
Morgan Stanley Capital Llc                       1.2%             1.1%

Average Annual Total Returns*
                           International     International Equity   MorningStar
                         Equity Index Fund    Index Benchmark (1)   Peer Group+
YTD**                         -5.04%                -3.74%            -4.53%
1  Year                       17.38                 19.07             25.87
3  Years                       8.65                 12.53             12.90
5  Years                      10.17                 12.87             14.95
10 Years                       8.53                  8.87             10.88

Top Ten Countries (as of June 30, 2000)
--------------------------------------------------------------------------------
                       % of                                  % of
                     Investments                          Investments
Germany                 12.5%           Netherlands           2.6%
France                  11.2%           Sweden                2.0%
Italy                    8.0%           Australia             1.9%
United Kingdom           7.3%           Switzerland           1.6%
Spain                    3.1%           South Korea           1.4%
(1) The International Equity Index Benchmark represents the MSCI EAFE from May 1998 to April 1998 and then MSCI EAFE GDP weighted from May 1998 to June 1999 and now 90% MSCI EAFE GDP - weighted/10% MSCI Emerging Markets Free from July 1999 to present.
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 90% weighting of the Foreign Stock, Large Cap style and a 10% weighting of the Diversified Emerging Markets style. Prior to July 1999, the peer group represents the Foreign Stock, Large Cap style.
**   Year-to-date total returns are not annualized.

                                                  Inception: August 31, 1999

 International Equity Fund
 Goldman Sachs Asset Management                  S. Maeda/I. Farman/S. Noble

 For the quarter ended June 30, 2000, the International Equity Fund returned - 4.73% at net asset value, underperforming its benchmark, the MSCI EAFE Index (the "Index"), which returned -3.90%.
 No significant changes were made to the Fund's regional allocation during the quarter. However, over the last few months we have tended to reduce the size of our sector weightings, in response to high market volatility and intra-market rotation. We have focused instead on our key strength, bottom-up stock selection. Among the more defensive sectors, Consumer Staples stocks were among the top performers, namely Diageo (0.8%) and British American Tobacco (0.3%). The market favored these companies as perceived safe havens amid the volatility in the Technology sector. In the Health Care sector, we added to performance through the strong returns of Terumo Corp. (0.2%) and Aventis (1.1%). Several of our holdings in the Financial Services sector also aided returns. Top performing stocks included ING Groep (1.5%) and Takefuji Corp. (0.7%).
 We remain optimistic about the long-term outlook for international equities, despite the weakness in world equity markets this year and, most notably, the recent correction in so-called new "economy' sectors. Our view is predicated on the continuation of the current favorable mix around the world of positive economic growth and relatively subdued inflation, which is providing a supportive environment for corporate earnings growth and equity market valuations. Furthermore, our confidence is bolstered by the significant correction in some highly rated areas of the market, which we considered to be vulnerable to changes in investor sentiment. The marked de-rating of Technology, Media and Telecommunications stocks has provided the opportunity to raise exposure to some new economy companies that we believe will be among the long-term beneficiaries of the Internet and communication revolution.
 No changes to the Fund's investment strategy have occurred during the second quarter, or are slated to occur over the third quarter of 2000.
                                     [GRAPH]
                    Intl Equity Fund        MCSI EAFE Index
 8/31/99                10,001                  10,000
 9/30/99                 9,936                  10,103
10/31/99                10,308                  10,484
11/30/99                11,104                  10,851
12/31/99                12,149                  11,826
 1/31/00                11,524                  11,077
 2/29/00                12,106                  11,377
 3/31/00                12,440                  11,820
 4/28/00                11,838                  11,200
 5/31/00                11,567                  10,929
 6/30/00                11,852                  11,359

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Vodafone AirTouch plc                            3.3%             1.6%
Nokia Oyj                                        2.7%             2.8%
Telefonaktiebolaget LM Ericsson AB               2.0%             N/A
Koninklijke Philips Electronics NV               1.9%             N/A
Nippon Telegraph & Telephone Corp.               1.7%             1.7%
Telefonica SA                                    1.6%             2.0%
Royal Dutch Petroleum Co.                        1.5%             N/A
BP Amoco plc                                     1.5%             1.2%
Glaxo Wellcome plc                               1.5%             1.7%
Total Fina SA                                    1.4%             1.8%

Average Annual Total Returns*
                                  International   MSCI EAFE   MorningStar
                                   Equity Fund      Index     Peer Group+
YTD**                                -2.45%        -3.95%       -4.43%
Since Inception (8/31/99)            22.62         16.52         N/A
Top Ten Countries (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
United Kingdom          16.8%         Sweden                  4.8%
France                  10.6%         Italy                   3.3%
Netherlands              7.6%         Finland                 3.0%
Germany                  6.2%         Spain                   2.6%
Switzerland              5.9%         Australia               2.3%
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Foreign Stock with Large Cap investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 International Opportunities Fund
 Rowe Price-Fleming International, Inc.                              John Ford

 International markets declined in the second quarter, wiping out their year-to-date gains. After leading for several quarters, telecom, media, and technology stocks retreated. Consumer staples, health care, and energy stocks led for most of the period. Tech and telecom stocks returned to favor in June, and markets rallied broadly for the first time in many months. Concerns about interest rates and U.S. market volatility hurt international markets, particularly in the Pacific ex-Japan and Latin America. Heavy stock issuance also depressed international returns. Economic growth was robust around the world with the exception of Japan.
 The Fund fell 3.84% slightly trailing the 3.90% decline of the MSCI EAFE (Europe, Australasia, Far East) Index for the period ended June 30, 2000. Stock selection and sector weightings hurt performance, while country weightings were broadly neutral. Overweighting the media and wireless telecommunications sectors detracted from results versus EAFE, as NTT DoCoMo (the wireless unit of Japan's NTT), Fuji TV, Telecom Italia Mobile and its parent, Telecom Italia, fared poorly. Other key holdings such as wireless operator Vodafone of the U.K. and handset maker Nokia of Finland declined. Underweighting weak markets such as Japan and Germany aided performance. Our relative underweighting in established telecom carriers British Telecom and Deutsche Telekom added value. During the most recent quarter, we took advantage of sharp declines to increase positions in telecom infrastructure industry leaders Ericsson of Sweden and Nortel of Canada. In Hong Kong, we participated in the initial public offering of China Unicom, a wireless service provider with vast potential.
 For the first time in almost a year, market strength was fairly evenly distributed across sectors in June. Investor selectivity has remained high, and we expect that to continue. As valuations are still high--although well off earlier peaks--we believe international markets will remain highly sensitive to news. The broader distribution of gains in June hid the fact that volatility within the period was high. With the Internet landscape still in a state of flux, we expect more market volatility.
 The painful process of winnowing out the New Economy winners from the losers has started, but we see room for much more consolidation. Global growth is presently robust. We do not expect a sharp slowdown, but we are aware that moderating economic growth would accelerate the weeding out of weaker players. The importance of stock selection and attention to fundamentals would then rise further.
                                     [GRAPH]
              International Opportunities        International
                      Benchmark (1)           Opportunities Fund
 5/1/96                  10,000                     10,000
6/30/96                   9,876                     10,129
6/30/97                  11,174                     11,796
6/30/98                  11,887                     12,416
6/30/99                  13,300                     13,113
6/30/00                  15,740                     16,250

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Nokia Oyj                                        2.9%             1.8%
Vodafone AirTouch plc                            2.6%             N/A
Glaxo Wellcome plc                               1.9%             0.9%
Total Fina SA                                    1.6%             N/A
Koninklijke Philips Electronics NV               1.5%             N/A
News Corp., Ltd.                                 1.5%             0.4%
Vivendi                                          1.5%             0.9%
Societe Television Francaise1                   11.5%             0.9%
Nippon Telegraph & Telephone Corp.               1.5%             1.5%
Royal Bank of Scotland Group                     1.4%             N/A

Average Annual Total Returns*
                           Intl. Opportunities Intl. Opportunities  MorningStar
                                  Fund            Benchmark (1)     Peer Group+
YTD**                            -3.84%               -3.08%           -4.43%
1 Year                           23.93                18.34            25.08
3 Years                          11.27                12.10            12.70
Since Inception (5/1/96)         12.36                11.50            N/A
Top Ten Countries (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
United Kingdom          18.2%         Switzerland            4.3%
France                  12.2%         Hong Kong              3.3%
Netherlands              6.4%         Sweden                 3.2%
Italy                    5.6%         Spain                  3.0%
Germany                  4.6%         Finland                2.9%
(1) The International Opportunities Benchmark represents the MSCI EAFE from May 1996 to December 1998 and the MSCI All Country World Ex. US from January 1999 to present.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, whenredeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Foreign Stock, Large Cap investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1998

 Emerging Markets Equity Fund
 Morgan Stanley Asset Management                              R. Meyer/A. Skov

 The Fund declined 13.14% during the quarter versus a decline of 10.2% for the MSCI EMF Index. The Fund's underperformance versus the benchmark was primarily attributable to stock selection, while country allocation added to relative performance. Stock selection in China, South Korea, Taiwan, Israel and Turkey detracted from performance. On a positive note, equity selection in Brazil, Mexico and India contributed to performance. Our overweight stance in China (+26.3%), South Korea (-0.5%), and Israel (+9.4%) coupled with our allocation in Malaysia (-14.8%) and our underweight stance in Mexico (-10.0%) also contributed positively to performance. Our underweight positions in South Africa (-5.8%) and our overweight position in Egypt (-21.9%) detracted from performance.
 Latin America remains underweighted, as we find limited investment opportunities coupled with lagging economic growth in certain markets. Within the region we are overweight in Brazil and Mexico; we believe equities in these countries shall continue to fare well, supported by positive economic trends coupled with attractive valuations and companies with great earnings growth potential. We are maintaining and adding to our overweight stance in Asia, as we are encouraged by trends in improving macroeconomic fundamentals, coupled with strong earnings stories. We are market-weight Emerging Europe, the Middle East and Africa (EEMEA), yet we have various overweight and underweight positions within the region. Israel, where exports and foreign direct investment have led the robust pick up in the economy, is our largest overweight. We continue to overweight Russia, which continues to show signs of strength, such as a stable Ruble, increasing foreign reserves, inflation figures that are in-line with expectations and strong GDP growth.
                                     [GRAPH]
              Emerging Markets Equity Fund   MSCI Emerging Markets Free Index
  5/1/98                  10,000                           10,000
 5/29/98                   8,688                            8,630
 6/30/98                   7,960                            7,725
 7/31/98                   8,533                            7,970
 8/31/98                   5,845                            5,666
 9/30/98                   6,556                            6,025
10/30/98                   7,081                            6,659
11/30/98                   7,668                            7,213
12/31/98                   7,113                            7,109
 1/29/99                   6,934                            6,994
 2/26/99                   6,732                            7,062
 3/31/99                   7,578                            7,993
 4/30/99                   8,290                            8,982
 5/28/99                   7,990                            8,929
 6/30/99                   9,228                            9,943
 7/31/99                   8,932                            9,672
 8/31/99                   8,752                            9,760
 9/30/99                   8,575                            9,431
10/31/99                   9,056                            9,631
11/30/99                  10,560                           10,495
12/31/99                  12,901                           11,830
 1/31/00                  12,556                           11,901
 2/29/00                  13,603                           12,058
 3/31/00                  13,830                           12,118
 4/30/00                  12,048                           10,969
 5/31/00                  11,235                           10,515
 6/30/00                  12,012                           10,886

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Samsung Electronics                              7.3%             5.2%
Korea Telecom Corp.                              4.3%             1.4%
Telefonos de Mexico SA                           4.0%             2.9%
Taiwan Semiconductor
    Manufacturing Co., Ltd.                      3.9%             2.1%
China Telecom (Hong Kong), Ltd.                  3.0%             1.3%
SK Telecom Co., Ltd.                             2.7%             3.5%
Hellenic Telecommmunications Organization SA     2.3%             N/A
Hon Hai Precision Industry Co., Ltd.             2.2%             0.6%
ECI Telecommunications, Ltd.                     2.2%             1.0%
Infosys Technologies, Ltd.                       2.2%             1.8%

Average Annual Total Returns*
                             Emerging Markets     MSCI Emerging     MorningStar
                              Equity Fund(1)   Markets Free Index  Peer Group +
YTD**                             -6.89%              -7.98%           -8.05%
1 Year                            30.17                9.48            19.27
Since Inception                    8.83                4.00            N/A
(5/1/98)
Top Ten Countries (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Taiwan                  13.6%          Hong Kong              6.2%
Mexico                   9.5%          Turkey                 4.2%
Brazil                   8.8%          South Africa           3.8%
Israel                   7.1%          Soviet Union           3.4%
India                    6.7%          Malaysia               2.1%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. International investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a Diversified Emerging Markets investment style.
(1)  Returns reflect extra-ordinary capital contribution of $445,000 in June
     1999.
**   Year-to-date total returns are not annualized.

                                                     Inception: March 29, 1986

 Money Market Fund
 John Hancock Life Insurance Co.                             Peter Mitsopoulos

 As a result of the Fed's continued monetary tightening bias entering 2000, we continued to shorten the fund's weighted average maturity in order to capture higher yields when available. The weighted average maturity (WAM) of the fund was approximately 45 days at year-end 1999 and had reached a low of 21 days in late April. A number of certificates of deposit we had purchased over one year ago matured out of the fund during the second quarter pulling down the WAM. This level was lower than we would normally prefer, and accordingly, we have been making efforts to push the level into the 30 day to 40 day range. The WAM stood at 29 days at the end of June and we continue to move marginally longer.
 The fund performed in-line with expectations during the first half of the year. We have continued to add new floating rate securities as others mature in an effort to maintain approximately 30% of the fund in this asset class. These securities continue to provide attractive LIBOR based rates versus traditional commercial paper levels. However, supply in this sector continues to be light. Current market sentiment is leaning towards the possibility that the Fed may not raise rates again at its August meeting. The market continues to make it difficult to pick up any appreciable yield differential by going out three to five months. However, when we see value in this maturity range, we will acquire securities in an effort to pick up additional yield and increase the fund's weighted average maturity.
 The fund is invested primarily in commercial paper (68%) and adjustable rate notes (29%) with other money market securities making up the balance. The fund is diversified among many industry sectors and companies.

                                     [GRAPH]
               Money Market Fund
6/30/90              10,000
6/30/91              10,733
6/30/92              11,241
6/30/93              11,598
6/30/94              11,970
6/30/95              12,600
6/30/96              13,290
6/30/97              14,005
6/30/98              14,774
6/30/99              15,527
6/30/00              16,403

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Merrill Lynch % Co., Inc.                        4.7%             0.6%
British Aerospace                                4.7%             N/A
American Honda Finance Corp.                     4.3%             N/A
Asset Securitization Cooperative Corp.           4.3%             N/A
Corporate Asset Funding Co.                      4.2%             3.0%
Ciesco L.P.                                      3.6%             1.2%
Old Line Funding, Corp.                          3.6%             N/A
Monte Rosa Capital Corp.                         3.3%             1.2%
Sigma Finance, Inc.                              3.3%             4.8%
Lexington Parker Capital Corp.                   3.1%             N/A

Average Annual Total Returns*
                          Money Market
                              Fund
 YTD**                       2.94%
 1 Year                      5.64
 3 Years                     5.41
 5 Years                     5.42
10 Years                     5.07
Top Ten Sectors (as of June 30, 2000)
                       % of                                  % of
                     investments                          investments
Financial               73.3%       Consumer Cyclical        3.1%
Capital Equipment       11.4%       Basic Material           1.7%
Consumer Staple          5.6%       Utility                  1.2%
Technology               3.7%
     The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $10.00/share.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1994

 Short-Term Bond Fund
 Independence Investment Associates, Inc.                              Jay Leu

 There was a dramatic shift in tone in the bond market over the quarter. U.S. Treasury rates rose sharply during the first half and fell sharply thereafter. Economic data released in May showed signs of a slowing economy and easing of inflationary pressures mitigating the trend of worrisome numbers released in April. Investment grade corporate bonds underperformed Treasury securities in the second quarter. April and May marked the fourth and fifth straight months of underperformance for investment grade corporates, however sentiment seems to have shifted in the corporate bond sector in June as investors anticipated less aggressive tightening by the Federal Reserve and looked for alternatives to Agency bonds. Lower quality bonds, which have lagged higher quality bonds throughout the year and the second quarter, outperformed as well in June.
 The Short Term Bond Fund outperformed its benchmark for the quarter despite the difficult environment for corporate bonds. This is the fourth consecutive quarter that the fund has outperformed its benchmark. The fund continues to benefit from a yield advantage provided by an overweight in corporate securities relative to the benchmark. The yield spread of one to three year maturity corporate bonds widened by 20 basis points during the quarter, hurting the fund's performance relative to the benchmark. Our individual securities held in the fund outperformed relative to the average corporate bond in the benchmark. Strong performers included: Tenet Healthcare, Beckman Instruments, Cox Communications, MCI Worldcom Inc., and Tyco International.
 Going forward, we believe short maturity corporate bonds are attractively priced relative to corporates and we will continue to overweight them. Furthermore, corporate bonds should benefit from a less aggressive Federal Reserve policy. Issue selection will, however, continue to be an important contributing factor to the Fund's performance as well.

                                     [GRAPH]

               Short-Term Bond Fund    Short-Term Bond Benchmark (1)

 5/1/94               10,000                      10,000
6/30/94               10,010                      10,032
6/30/95               10,769                      10,908
6/28/96               11,211                      11,476
6/30/97               11,894                      12,248
6/30/98               12,679                      13,155
6/30/99               13,165                      13,867
6/30/00               13,841                      14,537

Top Ten Holdings (as of June 30, 2000)

                                                % of         six months ago
                                             investments    % of investments

U.S. Treasury                                    15.3%         N/A
Banponce Corp.                                    2.8%         3.2%
MBNA America Bank N.A                             2.7%         3.0%
First Hawaiian, Inc.                              2.7%         3.0%
Norfolk Southern Corp.                            2.7%         3.0%
Dial Corp.                                        2.7%         3.0%
BankBoston Corp.                                  2.5%         2.8%
Federal National Mortgage Assoc                   2.5%         4.4%
Donaldson, Lufkin & Jenrette, Inc.                2.5%         2.8%
Gatx Capital Corp.                                2.4%         2.6%

Average Annual Total Returns*

                              Short-Term       Short-Term       MorningStar
                               Bond Fund   Bond Benchmark (1)   Peer Group+
YTD**                           3.00%            2.82%             2.53%
1 Year                          5.14%            4.84              4.09
3 Years                         5.18             5.88              5.52
5 Years                         5.15             5.91              5.57
Since Inception (5/1/94)        5.91             6.26               N/A

Fund Composition (as of June 30, 2000)

Credit Quality                            Duration
--------------                            --------
Short Term       5.80%                    Less than 1 Year         32.10%
AAA             24.00%                    1-3 Years                50.70%
AA               2.00%                    3-5 Years                17.20%
A               33.00%                    5-10 Years                0.00%
BBB             32.00%                    Greater than 10 Years     0.00%
BB              32.00%
Below B             0%
NR/NA               0%

* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Short Term Bond investment style. Prior to May 1998 (concurrent with the Fund's strategy change), the peer group represents the Short Term Government Bond style.
(1) Short-Term Bond Index represents the Merrill Lynch 1-5 year Government Bond from May 1994 to April 1998 and 65% Lehman Brothers 1-3 year Corporate Index. 35% Lehman Brothers 1-3 year Government Index, May 1998 to present.
**   Year-to-date total returns are not annualized. *

                                                        Inception: May 1, 1998

 Bond Index Fund
 Mellon Bond Associates, LLP                                    Gregory Curran

 The fund continues to meet its investment objective: to match the performance of the Lehman Brothers Government Credit Index, which includes U.S. dollar-based, fixed-coupon debt from the U.S. Government and investment-grade corporations. Performance net of fees for the fund was 2.02% for June, 1.32% for the second quarter and 9.38% (unannualized) from inception. Corresponding returns for the benchmark were 2.04%, 1.45% and 9.38%. The fund uses a representative sample of issues selected through proprietary quantitative techniques. Selected issues have the best risk-adjusted expected return and, as a group, match the characteristics of the 4,800 issues in the Index including price sensitivity, industry, and quality exposures. An indexed fund typically eliminates many risks associated with active management and has lower fees and expenses.
 Lehman Brothers made numerous classification and rules changes to the Index effective July 1st. The name was changed to the Lehman Brothers Government Credit Index to reflect that there are credit characteristics inherent in issuers that are not corporations, namely sovereigns. The changes were substantially market neutral, but they are worth noting. Yankee Corporates will now be classified along side their domestic counterparts instead of as a separate subsector. The foreign sector will include only Supranationals, Sovereigns, foreign local governments and foreign agencies. Telecommunications were unbundled into wireless, wirelines and Internet & data. Bank notes and ERISA-eligible144As with registration rights will now be included in the Index. There were additional adjustments that will not effect this fund or its benchmark at this time. We successfully incorporated these changes to the fund by the end of June.

                                     [GRAPH]
                    Bond Index Fund     Lehman Brothers Gov't/Corp. Bond Index
  5/1/98                10,000                           10,000
 5/29/98                10,102                           10,107
 6/30/98                10,211                           10,210
 7/31/98                10,220                           10,218
 8/31/98                10,461                           10,418
 9/30/98                10,757                           10,715
10/30/98                10,689                           10,639
11/30/98                10,703                           10,703
12/31/98                10,720                           10,729
 1/29/99                10,795                           10,805
 2/26/99                10,521                           10,548
 3/31/99                10,584                           10,601
 4/30/99                10,609                           10,627
 5/28/99                10,485                           10,518
 6/30/99                10,450                           10,485
 7/30/99                10,420                           10,456
 8/31/99                10,414                           10,447
 9/30/99                10,497                           10,541
10/29/99                10,514                           10,569
11/30/99                10,513                           10,562
12/31/99                10,445                           10,498
 1/31/00                10,425                           10,495
 2/29/00                10,551                           10,626
 3/31/00                10,713                           10,779
 4/28/00                10,666                           10,726
 5/31/00                10,640                           10,717
 6/30/00                10,855                           10,935

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                   48.8%             48.3%
Federal National Mortgage Assoc.                 8.2%              5.1%
Federal Home Loan Mortgage Corp.                 4.6%              6.4%
Federal Home Loan Bank                           1.9%              0.7%
Ford Motor Credit Co.                            1.0%               N/A
General Motors Acceptance Corp.                  1.0%              0.9%
KFW International Finance                        0.7%              0.7%
ICI Wilmington, Inc.                             0.7%              0.7%
Morgan Stanley, Dean Witter, Discover & Co.      0.6%              0.7%
Lockheed Martin Corp.                            0.6%              N/A

Average Annual Total Returns*
                                   Bond Index   L/B Govt./Corp.   MorningStar
                                      Fund        Bond Index      Peer Group+
YTD**                                 3.93%         4.16%            3.81%
1 Year                                3.88          4.29             4.00
Since Inception (5/1/98)              3.86          4.21             N/A
Fund Composition (as of June 30, 2000)
Credit Quality                  Duration
Short Term        .8%           Less than 1 Year          5.33%
AAA             67.4%           1-3 Years                17.35%
AA               7.1%           3-5 Years                21.68%
A               14.9%           5-10 Years               27.62%
BBB              9.8%           Greater than 10 Years    28.02%
Below BB         0.0%
NR/NA            0.0%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data are as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a General
     Bond Intermediate High Quality investment style.
**   Year-to-date total returns are not annualized.

                                                     Inception: March 29, 1986

 Active Bond Fund (Formerly Sovereign Bond Fund)
 John Hancock Advisers, Inc.                                          James Ho

 During the quarter overall, the Fund gained 1.78%, compared to the Lehman Aggregate index at 1.74%. Year-to-date the Fund's return of 3.36% underperformed the index return of 3.98%. Underperformance can primarily be attributed to spreads widening across most sectors of the bond market through May.
 At quarter-end, the portfolio held a 17.8% position in Treasuries versus the index weighting of 39.5%, and a 32.1% in corporate bonds versus 19.9% held by the index. Given the strong relative performance of Treasuries during the quarter, our underweight position in this sector relative to the benchmark detracted from performance results.
 The next FOMC meeting is scheduled for August 22. The Federal funds futures rate suggests that investors anticipate a quarter-point rate increase. Bonds currently offer good value and they should rally strongly when the Fed's policy moves show more evidence of restraining inflation. We remain optimistic that investment grade corporate bonds will provide excellent performance over the next few months, as the Fed tightening cycle winds down. While the emerging markets have had exceptionally good performance year-to-date, the limited liquidity and the continued volatility presently keep us from committing additional funds to this market sector.

                                     [GRAPH]

                Active Bond Fund        Active Bond Benchmark (1)
6/30/90              10,000                      10,000
6/30/91              11,089                      11,022
6/30/92              12,607                      12,585
6/30/93              14,175                      14,240
6/30/94              14,109                      14,032
6/30/95              16,011                      15,823
6/28/96              16,804                      16,560
6/30/97              18,399                      17,843
6/30/98              20,383                      19,857
6/30/99              20,852                      20,392
6/30/00              21,666                      21,291

Top Ten Holdings (as of June 30, 2000)
--------------------------------------------------------------------------------
                                                % of         six months ago
                                             Investments    % of Investments
Government National Mortgage Assoc.             21.6%             22.1%
U.S. Treasury                                   13.1%             18.4%
Federal National Mortgage Assoc.                10.6%             10.4%
GMAC Commercial Mortgage Securities, Inc.        1.2%              1.4%
Peco Energy Transition Trust                     1.2%              0.3%
Federal Home Loan Mortgage Corp.                 1.1%              1.3%
Hydro-Quebec                                     1.0%              1.1%
UCFC Home Equity Loan                            0.9%              1.5%
Amresco Residential Securities                   0.9%              1.0%
Morgan Stanley Capital                           0.9%              N/A

Average Annual Total Returns*
--------------------------------------------------------------------------------
                                   Active Bond       Active Bond    MorningStar
                                      Fund          Benchmark (1)   Peer Group+
 YTD**                                3.36%            3.98%           2.81%
 1 Year                               3.91             4.41            3.58
 3 Years                              5.60             6.07            5.05
 5 Years                              6.24             6.12            5.88
10 Years                              7.83             7.85            7.60

Fund Composition (as of June 30, 2000)
--------------------------------------------------------------------------------
Credit Quality                 Duration
Short Term       4.00%         Less than 1 Year          4.00%
AAA             42.60%         1-3 Years                11.70%
AA               6.70%         3-5 Years                17.30%
A               12.70%         5-10 Years               36.50%
BBB             14.40%         Greater than 10 Years    30.50%
BB               9.70%
B                8.20%
Below B           .10%
NR/NA            1.60%
(1) The Active Bond Benchmark represents the Lehman Brothers Government/Corporate Bond Index from April 1986 to September 1999 and Lehman Brothers Aggregate Bond Index from October 1999 to present.
* Total returns are for the period ended June 30, 2000, returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having an Intermediate Term Bond investment style.
**   Year-to-date total returns are not annualized.

                                                      Inception: June 30, 2000

 Core Bond Fund
 Federated Investment Management Company       Balestrino/Ellenberger/Durbiano

 The Fund commenced investment operations on June 30, 2000, and seven Treasury securities were purchased to match yield curve exposure of the benchmark (Lehman Aggregate Bond Index) . The duration position was slightly longer than the benchmark at quarter's end. Looking ahead, transactions will focus on adding spread product such as agencies, corporates, mortgage-backed and asset-backed securities to more clearly reflect both the focus of the portfolio as a core bond portfolio and the portfolio's comparison to the benchmark. We expect to transition to a portfolio overweighted in spread product and slightly longer in duration compared to the benchmark. Our yield curve stance for now will remain roughly laddered.

                                                        Inception: May 1, 1996

 Global Bond Fund
 J.P. Morgan Investment Management, Inc.                          David Gibbon

 The Global Bond Fund returned 1.21% for the quarter ending June 30, 2000 versus the J.P. Morgan GBI Hedged Index return of 1.72%.
 Although the long duration position of the fund within the U.S. and Europe were positives contributors to the fund's performance during the first half of the year, it dragged down performance during the second half. Later in the year returns to our curve flattening positions were mixed; European curves flattened sharply on repricing of monetary policy expectations, while Japanese rates were stable but the curve remained steep. In addition, the fund's underexposure to Japan caused us to miss some positive carry in that market.
 Yield spreads on non-government sectors widened in the second half, causing these securities to underperform similar-maturity governments. Heavy supply imbalances and credit concerns in all markets drove this underperformance. The fund's non-government bonds were reduced throughout the first half of the year, but detracted from total excess returns.
 Marked weakening in non-Japan Asian industrial activity and deteriorating US industrial confidence underpin our continued bullish outlook for government bonds. We also expect the current spate of strong European indicators to give way to moderation in the second half, falling from their peak. As global industrial activity dampens, we expect the marked deterioration in inflation expectations to reverse and support lower government yields. We anticipate modest further tightening in Europe and the US, together with an end to the zero-rate policy in Japan, in coming months, but regard the end to the global policy tightening cycle to be close.
                                     [GRAPH]
                   Global Bond Fund      Global Bond Benchmark (1)
    5/1/96              10,000                     10,000
   5/31/96               9,983                     10,002
   6/30/96              10,068                     10,123
   7/31/96              10,103                     10,163
   8/30/96              10,112                     10,184
   9/30/96              10,297                     10,371
  10/31/96              10,490                     10,587
  11/29/96              10,674                     10,775
  12/31/96              10,671                     10,704
   1/31/97              10,723                     10,763
   2/28/97              10,755                     10,801
   3/31/97              10,634                     10,697
   4/30/97              10,761                     10,847
   5/30/97              10,871                     10,938
   6/30/97              11,021                     11,082
   7/31/97              11,262                     11,351
   8/29/97              11,194                     11,281
   9/30/97              11,396                     11,456
  10/31/97              11,459                     11,599
  11/28/97              11,518                     11,661
  12/31/97              11,637                     11,787
   1/30/98              11,774                     11,939
   2/27/98              11,795                     11,958
   3/31/98              11,844                     12,015
   4/30/98              11,899                     12,078
   5/29/98              12,012                     12,206
   6/30/98              12,101                     12,296
   7/31/98              12,133                     12,344
   8/31/98              12,315                     12,556
   9/30/98              12,624                     12,852
  10/30/98              12,538                     12,796
  11/30/98              12,639                     12,886
  12/31/98              12,702                     12,910
   1/29/99              12,811                     13,019
   2/26/99              12,564                     12,826
   3/31/99              12,667                     12,917
   4/30/99              12,704                     12,990
   5/28/99              12,577                     12,912
   6/30/99              12,446                     12,766
   7/30/99              12,562                     12,739
   8/31/99              12,512                     12,753
   9/30/99              12,435                     12,818
  10/29/99              12,430                     12,844
  11/30/99              12,454                     12,887
  12/31/99              12,428                     12,889
   1/31/00              12,395                     12,899
   2/29/00              12,496                     13,029
   3/31/00              12,673                     13,245
   4/28/00              12,670                     13,279
   5/31/00              12,739                     13,357
   6/30/00              12,827                     13,474

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                   14.9%              N/A
Government of Japan                              4.9%              5.4%
Government of France                             3.8%              6.4%
Republic of Italy                                2.9%              1.8%
Government of Canada                             2.5%              4.7%
CADES                                            2.1%              N/A
Government of Spain                              1.8%              2.3%
Kingdom of Denmark                               1.5%              2.8%
DePfa Deutsche Pfandbriefbank AG                 1.2%              1.8%
Treuhandanstalt                                  1.2%              2.0%

Average Annual Total Returns*
                                   Global Bond    Global Bond    MorningStar
                                      Fund       Benchmark (1)   Peer Group+
YTD**                                 3.21%         4.54%           2.84%
1 Year                                3.06          5.55            3.14
3 Years                               5.19          6.73            4.83
Since Inception (5/1/96)              6.16          7.42            N/A
Fund Composition (as of June 30, 2000)
Credit Quality                    Duration
Short Term         7.83%          Less than 1 Year            7.83%
AAA               40.31%          1-3 Years                      0%
AA                    0%          3-5 Years                  13.40%
A                     0%          5-10 Years                 25.60%
BBB                   0%          Greater than 10 Years      14.89%
BB                    0%
B                     0%
Below B               0%
Foreign Currency  51.86%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level changes (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
(1) Global Bond Benchmark: 75% Lehman Brothers Aggregate Bond and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999 and the J.P. Morgan Global Bond Index (Hedged) thereafter.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a General Bond Intermediate High Quality investment style and an International Bond investment style. The peer group represents a 35% weighting of the General Bond intermediate High Quality style and a 65% weighting of the International Bond style. Prior to May 1999 (concurrent with the Fund's strategy change), the peer group represents a 75% weighting of the General Bond Intermediate High Quality style and a 25% weighting of the International Bond style.
**   Year-to-date total returns are not annualized

                                                        Inception: May 1, 1998

 High Yield Bond Fund
 Wellington Management Company, LLP                      Crawford/Smith/McEvoy

 During the quarter, the Fund gained 1.32% compared to a 1.2% return of the Lehman High Yield Index. Since inception, on April 30, 1998, the return on the Fund has been .03%, compared to the -0.3% return of the Lehman HY Index.
 In the first quarter of 2000, the US high yield market, as measured by the Lehman HY Index, had a return of 1.2%. This performance lagged the 1.7% return of investment grade bonds, as measured by the Lehman Brothers Aggregate Index. This underperformance of the high yield market versus higher quality bonds came from the widening of the spread of high yield versus the 10-year treasury from 648 basis points on March 31st to 661 basis points on June 30, 2000. This spread widening was significantly less than 137 basis points of widening that occurred in the first quarter. Within high yield, lower quality ("B-rated") bonds continued to lag higher quality bonds ("BB-rated") in the second quarter.
 The high yield market started to benefit in June from lower volatility in the financial markets. Given the very attractive yield, a higher tolerance for risk, and the belief that the Fed may be near the end of its tightening policy, retail investors poured money back into high yield mutual funds.
 During the quarter, we continued to adhere to our long-running preference for issuers that have recurring revenue from repeat customers. To that end, telecommunications, media/entertainment, and cable continue to be the three largest industry weightings in the Fund.

                                     [GRAPH]
               High-Yield Bond Fund     L/B High Yield Bond Index
    5/1/98            10,000                      10,000
   5/31/98             9,987                      10,035
   6/30/98            10,028                      10,071
   7/31/98            10,075                      10,129
   8/31/98             9,309                       9,569
   9/30/98             9,280                       9,613
  10/31/98             9,120                       9,415
  11/30/98             9,802                       9,806
  12/31/98             9,702                       9,817
   1/31/99             9,819                       9,962
   2/28/99             9,884                       9,903
   3/31/99            10,062                       9,998
   4/30/99            10,214                      10,192
   5/31/99             9,992                      10,054
   6/30/99             9,989                      10,033
   7/31/99             9,993                      10,073
   8/31/99             9,925                       9,961
   9/30/99             9,874                       9,889
  10/31/99             9,806                       9,824
  11/30/99            10,090                       9,940
  12/17/99            10,200                      10,051
   1/31/00            10,132                      10,008
   2/29/00            10,123                      10,027
   3/31/00             9,876                       9,817
   4/30/00             9,945                       9,832
   5/31/00             9,777                       9,731
   6/30/00            10,007                       9,930

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Nextel Communications, Inc.                      2.3%             2.2%
Lyondell Chemical Co.                            2.1%             1.5%
Federal-Mogul Corp.                              2.1%             N/A
EchoStar DBS Corp.                               2.0%             1.7%
Charter Communications Holdings, LLC             2.0%             1.3%
NTL Communications Corp.                         1.6%             1.5%
McLeodUSA, Inc.                                  1.6%             0.9%
Lin Holdings Corp.                               1.6%             1.5%
GCI, Inc.                                        1.4%             1.8%
PSINET, Inc.                                     1.4%             1.3%

Average Annual Total Returns*
                                   High-Yield   L/B High-Yield   MorningStar
                                    Bond Fund     Bond Index     Peer Group+
YTD**                                -1.89%         -1.21%         -1.16%
1 Year                                0.17          -1.03          -0.50
Since Inception (5/1/98)              0.03          -0.33           N/A
Fund Composition (as of June 30, 2000)
Credit Quality                 Duration
                 3.30%         Less than 1 Year          3.30%
AAA                 0%         1-3 Years                  .50%
AA                  0%         3-5 Years                 7.60%
A                   0%         5-10 Years               86.10%
BBB               .70%         Greater than 10 Years     2.50%
BB              21.80%
B               69.40%
Below B          4.00%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a High Yield investment style.
**   Year-to-date total returns are not annualized.

                                                    Inception: March 29, 1986

 Managed Fund
 Independence Investment Associates, Inc.                   J. Forelli/J. Leu

 Your balanced fund returned -0.57% during the second quarter of 2000, exceeding the -0.91% return of the benchmark (60% S&P 500, 40% Lehman Brothers Aggregate). Asset Allocation remained at an approximate 60% Equity/40% Fixed Income mix throughout the quarter.
 The equity portion of the fund returned -1.88% in the second quarter of 2000, well ahead of the S&P 500 index return of -2.66%. Since the broadening of the equity market began in March, the equity portion has outperformed its benchmark by over 2.5%. Investments in health care, beverages and financials did well while previous winners in telecom, retail and computer software were weak.
 The domestic fixed income portion of your fund underperformed the Lehman Aggregate Index during the quarter due to its underweight in U.S. Treasury securities and overweight in long maturity corporate bonds relative to the benchmark. Finance and lower-rated corporates bonds underperformed. Your bond fund's international bond exposure was maintained at 17% during the quarter. The exposure to international bonds had a slight negative impact on your fund's performance.
 It is clear that after six interest rate hikes, U.S. economic growth will moderate. With higher than expected initial jobless claims, weakening retails sales and slowing housing starts, consumer confidence is beginning to erode, albeit from a high level. Although we believe that the Fed will be successful in its attempt to achieve a soft landing, we expect the stock and bond markets to remain volatile as investors struggle to assess the outcome. Stock and bond selection will be especially important during this period of uncertainty. With our stock and bond selection skill, valuation discipline and emphasis on diversification, we are extremely well positioned to add value in this environment.
                                     [GRAPH]
                 Managed Fund         Managed Benchmark (1)
  6/29/90           10,000                   10,000
  6/28/91           11,074                   10,910
  6/30/92           12,627                   12,434
  6/30/93           14,211                   14,109
  6/30/94           14,371                   14,103
  6/30/95           16,711                   16,826
  6/28/96           19,226                   19,343
  6/30/97           22,369                   23,350
  6/30/98           27,575                   28,486
  6/30/99           31,052                   32,815
  6/30/00           32,425                   34,924

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
Federal National Mortgage Assoc.                9.5%             10.3%
U.S. Treasury                                   4.1%              2.9%
Government National Mortgage Assoc.             3.0%              3.2%
Pfizer, Inc.                                    2.7%              0.5%
General Electric Co.                            2.3%              2.9%
Cisco Systems, Inc.                             2.0%              2.4%
Intel Corp.                                     2.0%              1.6%
Microsoft Corp.                                 1.8%              3.2%
Citigroup, Inc.                                 1.6%              2.1%
Wal-Mart Stores, Inc.                           1.3%              1.4%

Average Annual Total Returns*
                                     Managed      Managed      MorningStar
                                      Fund     Benchmark (1)   Peer Group+
 YTD**                                1.21%        1.45%          1.71%
 1 Year                               4.42         6.43           5.76
 3 Years                             13.17        14.36          10.97
 5 Years                             14.18        15.73          13.50
10 Years                             12.48        13.32          12.01
Top Ten Sectors (as of June 30, 2000)
                        % of                                 % of
                     investments                          investments

Governmental            21.3%       Utility                  3.8%
Technology              19.1%       Retail                   3.7%
Financial               16.6%       Consumer Cyclical        3.3%
Health Care              8.5%       Energy                   2.8%
Capital Equipment        7.0%       Consumer Staple          1.6%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
(1) The Managed Benchmark represents 50% S&P 500/50% Lehman Brothers Government/Corporate Bond from April 1986 to December 1997 then 60% S&P 500/40% Lehman Brothers Government/Corporate Bond from 1998 to April 1998 and now 60% S&P 500/40% Lehman Brothers Aggregate Bond from May 1998 to present.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment style.
**   Year-to-date total returns are not annualized.

                                                 Inception: August 31, 1999

 Aggressive Balanced Fund
 Independence Investment Associates, Inc.                 J. Forelli/J. Leu

 Your balanced fund returned -0.86% during the second quarter of 2000, exceeding the -1.56% return of the benchmark (75% S&P 500, 25% Lehman Brothers Aggregate). Asset Allocation remained at an approximate 75% Equity/25% Fixed Income mix throughout the quarter.
 The equity portion of the fund returned -1.53% in the second quarter of 2000, well ahead of the S&P 500 index return of -2.66%. Since the broadening of the equity market began in March, the equity portion has outperformed its benchmark by almost 3%. Investments in health care, energy and insurance did well while previous winners in telecom, chemicals and computer software were weak.
 The domestic fixed income portion of your fund underperformed the Lehman Aggregate Index during the quarter due to its underweight in U.S. Treasury securities and overweight in long maturity corporate bonds relative to the benchmark. In June we witnessed a change in market sentiment as investors anticipated the end of Fed rate increases and corporates and lower quality bonds outperformed.
 It is clear that after six interest rate hikes, U.S. economic growth will moderate. With higher than expected initial jobless claims, weakening retails sales and slowing housing starts, consumer confidence is beginning to erode, albeit from a high level. Although we believe that the Fed will be successful in its attempt to achieve a soft landing, we expect the stock and bond markets to remain volatile as investors struggle to assess the outcome. Stock and bond selection will be especially important during this period of uncertainty. With our stock and bond selection skill, valuation discipline and emphasis on diversification, we are extremely well positioned to add value in this environment.

                                     [GRAPH]
               Aggressive Balanced Fund    Aggressive Balanced Benchmark (1)
   8/31/99              10,001                            10,000
   9/30/99               9,830                             9,823
  10/31/99              10,274                            10,298
  11/30/99              10,383                            10,455
  12/31/99              10,709                            10,905
   1/31/00              10,222                            10,485
   2/29/00              10,011                            10,367
   3/31/00              10,876                            11,162
   4/30/00              10,679                            10,902
   5/31/00              10,611                            10,733
   6/30/00              10,782                            10,988

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                    8.4%             5.3%
Federal National Mortgage Assoc.                 7.6%             7.2%
Pfizer, Inc.                                     3.4%             0.5%
General Electric Co.                             3.0%             2.1%
Cisco Systems, Inc.                              2.7%             2.4%
Citigroup, Inc.                                  2.5%             2.4%
Intel Corp.                                      2.5%             1.6%
Microsoft Corp.                                  2.2%             3.5%
Oracle Corp.                                     1.5%             0.8%
Exxon Mobil Corp.                                1.5%             0.8%

Average Annual Total Returns*
                                   Aggressive    Aggressive    MorningStar
                                    Balanced      Balanced        Peer
                                      Fund      Benchmark(1)     Group+
YTD**                                0.68%         0.76%         1.71%
Since Inception (8/31/99)            9.46         11.96          N/A
Top Ten Sectors (as of June 30, 2000)
                       % of                               % of
                    investments                        investments

Technology             24.5%        Retail                5.0%
Governmental           16.1%        Utility               4.2%
Financial              12.5%        Consumer Cyclical     4.1%
Health Care             9.7%        Energy                3.3%
Capital Equipment       7.8%        Basic Material        1.7%
(1) The benchmark represents 75% S&P 500 and 25% Lehman Brothers Aggregate Bond Index.
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for all variable annuity and life sub-accounts within the Morningstar variable universe having a Domestic Hybrid investment style.
**   Year-to-date total returns are not annualized.

                                                        Inception: May 1, 1996

 Global Balanced Fund (Formerly International Balanced Fund)
 Brinson Partners, Inc.                                        Management Team

 The Global Balanced Fund provided a -1.54% return for the second quarter, which outperformed the benchmark return of -3.5%. Peer comparisons are not available at this time.
 The Fund performed well versus the index, although absolute returns were negative for the quarter. Market turbulence, particularly in equities, continued in the 2nd quarter, as aggregate equity indices generally fell across the board. The Fund was weighted in favor of bonds over equities; therefore the weak equity returns added value relative to the passive index. In addition, industry and stock selection were critical during the quarter. The "old economy" value-oriented securities significantly outperformed the "new era" sectors of telecommunication and technology. This was a major contributor to the Fund, as the stock selection was very positive in most of the global markets. In the U.S. market, for example, the predominance of value oriented equity securities, added significant value over the benchmark, and returned positive results relative to a negative index.
 Currency management during the quarter was also a positive contributor as the portfolio was well positioned for the devaluation in the Japanese yen and the U.K. pound.
 Looking forward, our assessment of the aggregate U.S. equity market is that it appears very overvalued, but the distortion is exaggerated due to several industries: technology, media and telecommunications. On the other hand, we find value in the portfolio's overweights in materials, energy and healthcare. From an asset class perspective, we continue to favor bonds over equities, as corporate earnings on a global basis continue to come under tremendous pressure to meet the bold expectations in the face of a slowing economy. In addition, macroeconomic imbalances are also of concern, particularly the current account deficit in America and the budget deficit in Japan.
                                     [GRAPH]
              Global Balanced Fund      Global Balanced Composite Benchmark (1)
   5/1/96            10,000                               10,000
  6/30/96            10,055                                9,941
  6/30/97            11,433                               10,910
  6/30/98            11,915                               11,442
  6/30/99            12,412                               12,280
  6/30/00            12,991                               13,779

Top Ten Holdings (as of June 30, 2000)
                                                % of         six months ago
                                             investments    % of investments
U.S. Treasury                                   14.9%              N/A
Government of Japan                              4.9%              5.4%
Government of France                             3.8%              6.4%
Republic of Italy                                2.9%              1.8%
Government of Canada                             2.5%              4.7%
CADES                                            2.1%               N/A
Government of Spain                              1.8%              2.3%
Kingdom of Denmark                               1.5%              2.8%
DePfa Deutsche Pfandbriefbank AG                 1.2%              1.8%
Treuhandanstalt                                  1.2%              2.0%

Average Annual Total Returns*
                           Global Balanced      Global Balanced      MorningStar
                                Fund        Composite Benchmark (1)  Peer Group+
YTD**                          -4.38%                -3.31%            -0.14%
1 Year                          4.66                 12.21              7.55
3 Years                         4.35                  8.09              7.34
Since Inception (5/1/96)        6.48                  8.00              N/A
Top Ten Countries (as of June 30, 2000)
                       % of                               % of
                    investments                        investments

Japan                  14.3%          Canada               3.3%
France                  8.6%          Australia            2.7%
United Kingdom          7.0%          Spain                2.7%
Germany                 4.4%          Netherlands          2.6%
Italy                   3.8%          Sweden               1.9%
* Total returns are for the period ended June 30, 2000. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus.
(1) International Balanced Composite Index: 65% Morgan Stanley Capital International World Index Excluding US, and 35% Salomon Brothers Non-US Govt. Bond Index excluding US Taxes. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus.
+ Source: MorningStar, Inc. Data as of 6/30/00. Although gathered from reliable sources, data completeness and accuracy cannot be guaranteed. Represents an average annual total return for the sub-accounts of all variable annuity and life products within the Morningstar variable universe having a 65% weighting of the World Stock, Large Cap style, a 12% weighting of the General Bond Intermediate style and a 23% weighting of the International Bond style. Prior to May 2000 (concurrent with the Fund's strategy change), the peer group represents the International Hybrid investment style.
**   Year-to-date total returns are not annualized.

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                               Large    Fundamental                              Emerging
                                Cap       Mid Cap   Aggressive  Active    Core   Markets   International  International
                               Growth     Growth     Balanced    Bond     Bond    Equity   Equity Index  Opportunities II
                             ---------- ----------- ---------- --------  ------  --------  ------------- ----------------
ASSETS
Long Term Investments at
cost........................ $1,154,089   $22,174    $13,569   $776,879  $4,847  $46,720     $184,598        $23,392
Net unrealized appreciation
(depreciation) of
investments.................    330,379     5,145        693    (11,759)     (6)     130       39,711          1,064
Short-Term Investments at
market......................     38,005     4,374      1,536     70,698            1,422        5,445          1,862
                             ----------   -------    -------   --------  ------  -------     --------        -------
 Total Investments..........  1,522,473    31,693     15,798    835,818   4,841   48,272      229,754         26,318
Cash........................                                      1,972     103      103                       1,587
Receivable for:
 Investments sold...........    117,860     1,372
 Fund shares sold...........                             453      5,304              307          423            494
 Interest...................          7         1         39     11,559      51
 Dividends..................        538         3         10                          58          417             44
 Futures contracts daily
 variation..................                                                                       36
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................                                                                                      14
 Other assets...............
                             ----------   -------    -------   --------  ------  -------     --------        -------
 TOTAL ASSETS...............  1,640,878    33,069     16,300    854,653   4,995   48,740      230,630         28,457
LIABILITIES
Payables for:
 Investments purchased......    145,872     1,230      1,547     32,843              239                       2,340
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................                                                           3           31
 Other liabilities..........        121        10          9        187               26          186             15
                             ----------   -------    -------   --------  ------  -------     --------        -------
 TOTAL LIABILITIES..........    145,993     1,240      1,556     33,030              268          217          2,355
                             ----------   -------    -------   --------  ------  -------     --------        -------
NET ASSETS.................. $1,494,885   $31,829    $14,744   $821,623  $4,995  $48,472     $230,413        $26,102
                             ==========   =======    =======   ========  ======  =======     ========        =======
Shares of beneficial
interest outstanding........     51,798     1,872      1,392     89,883     500    4,245       12,459          2,174
                             ----------   -------    -------   --------  ------  -------     --------        -------
Net asset value per share... $    28.86   $ 17.00    $ 10.59   $   9.14  $ 9.99  $ 11.42     $  18.49        $ 12.00
                             ==========   =======    =======   ========  ======  =======     ========        =======
Composition of net assets:
 Capital Paid in............  1,009,610    26,239     14,073    869,091   5,000   44,915      188,849         22,556
 Accumulated net realized
 gain (loss) on investments.    154,896       489        (22)   (40,869)           3,494        1,992          2,453
 Undistributed (distribution
 in excess of) net
 investment income..........                  (44)                5,160       1      (64)         (29)            15
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................    330,379     5,145        693    (11,759)     (6)     130       39,711          1,064
 Foreign currency
 translation................                                                          (3)         (31)            14
 Futures contracts..........                                                                      (79)
                             ----------   -------    -------   --------  ------  -------     --------        -------
Net Assets.................. $1,494,885   $31,829    $14,744   $821,623  $4,995  $48,472     $230,413        $26,102
                             ==========   =======    =======   ========  ======  =======     ========        =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             International Small Cap   Global   Mid Cap   Mid Cap Large Cap  Large Cap  American Leaders
                                Equity      Growth    Balanced   Growth    Blend    Value    Value CORE Large Cap Value
                             ------------- ---------  --------  --------  ------- ---------  ---------- ----------------
ASSETS
Long Term Investments at
cost........................    $12,975    $238,508   $29,017   $473,175  $8,955  $156,822    $ 9,868
Net unrealized appreciation
(depreciation) of
investments.................        981      45,192       155     52,732     745    (5,267)      (393)
Short-Term Investments at
market......................      1,200       7,215       894     25,391     250     6,255        600        $4,930
                                -------    --------   -------   --------  ------  --------    -------        ------
 Total Investments..........     15,156     290,915    30,066    551,298   9,950   157,810     10,075         4,930
Cash........................        298           1       294         29      15       185        176            71
Receivable for:
 Investments sold...........                  2,252               45,364      89       900         56
 Fund shares sold...........        202                    78
 Interest...................                      1       223
 Dividends..................         25                    43                  8       332         15
 Futures contracts daily
 variation..................                                                                        5
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................          3                   101                            2
 Other assets...............
                                -------    --------   -------   --------  ------  --------    -------        ------
 TOTAL ASSETS...............     15,684     293,169   $30,805    596,691  10,062   159,229     10,327         5,001
LIABILITIES
Payables for:
 Investments purchased......      1,535       2,235       272     28,822     309       285
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................
 Other liabilities..........          9           2        19         81       5        57          6
                                -------    --------   -------   --------  ------  --------    -------        ------
 TOTAL LIABILITIES..........      1,544       2,237       291     28,903     314       342          6
                                -------    --------   -------   --------  ------  --------    -------        ------
NET ASSETS..................    $14,140    $290,932   $30,514   $567,788  $9,748  $158,887    $10,321        $5,001
                                =======    ========   =======   ========  ======  ========    =======        ======
Shares of beneficial
interest outstanding........      1,215      14,427     3,023     20,266     807    12,192      1,070           500
                                -------    --------   -------   --------  ------  --------    -------        ------
Net asset value per share...    $ 11.64    $  20.17   $ 10.09   $  28.02  $12.08  $  13.03    $  9.64        $10.00
                                =======    ========   =======   ========  ======  ========    =======        ======
Composition of net assets:
 Capital Paid in............     12,513     232,945    30,429    434,538   8,529   160,372     10,676         5,000
 Accumulated net realized
 gain (loss) on investments.        617      13,441        70     81,808     474     3,747         45
 Undistributed (distribution
 in excess of) net
 investment income..........         26        (646)     (241)    (1,290)               35                        1
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................        981      45,192       155     52,732     745    (5,267)      (393)
 Foreign currency
 translation................          3                   101
 Futures contracts..........                                                                       (7)
                                -------    --------   -------   --------  ------  --------    -------        ------
Net Assets..................    $14,140    $290,932   $30,514   $567,788  $9,748  $158,887    $10,321        $5,001
                                =======    ========   =======   ========  ======  ========    =======        ======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Large/Mid  Money   Mid Cap  Small/Mid   Bond        Large Cap     Small/Mid Small/Mid
                             Cap Value  Market   Value   Cap Growth  Index   Aggressive Growth Cap CORE  Cap Value
                             --------- -------- -------  ---------- -------  ----------------- --------- ---------
ASSETS
Long Term Investments at
cost........................  $8,258            $90,206   $162,267  $46,923       $22,281       $14,900   $ 9,633
Net unrealized appreciation
(depreciation) of
investments.................     (78)             5,736     16,477   (1,649)        2,422         1,477       377
Short-Term Investments at
market......................     455   $416,264   1,715      7,413    1,185           342                     454
                              ------   -------- -------   --------  -------       -------       -------   -------
 Total Investments..........   8,635    416,264  97,657    186,157   46,459        25,045        16,377    10,464
Cash........................                  1     146                                             137
Receivable for:
 Investments sold...........     249              1,257                                91
 Fund shares sold...........                                 9,119                                            208
 Interest...................              1,617                  2      792
 Dividends..................      12                105         30                      4            15        11
 Futures contracts daily
 variation..................
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................
 Other assets...............
                              ------   -------- -------   --------  -------       -------       -------   -------
 TOTAL ASSETS...............   8,896    417,882  99,165   $195,308   47,251        25,140        16,529    10,683
LIABILITIES
Payables for:
 Investments purchased......     430              2,316      8,748       99           201                     439
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................
 Unrealized depreciation in
 forward foreign currency
 contracts..................
 Other liabilities..........       5        133      36        413       30            12             7         5
                              ------   -------- -------   --------  -------       -------       -------   -------
 TOTAL LIABILITIES..........     435        133   2,352      9,161      129           213             7       444
                              ------   -------- -------   --------  -------       -------       -------   -------
NET ASSETS..................  $8,461   $417,749 $96,813   $186,147  $47,122       $24,927       $16,522   $10,239
                              ======   ======== =======   ========  =======       =======       =======   =======
Shares of beneficial
interest outstanding........     837     41,774   7,183     12,218    5,040         2,043         1,606       856
                              ------   -------- -------   --------  -------       -------       -------   -------
Net asset value per share...  $10.11   $  10.00 $ 13.48   $  15.24  $  9.35       $ 12.20       $ 10.29   $ 11.97
                              ======   ======== =======   ========  =======       =======       =======   =======
Composition of net assets:
 Capital Paid in............   8,453    417,749  98,166    166,095   49,343        22,163        15,351     8,936
 Accumulated net realized
 gain (loss) on investments.      84             (7,085)     3,751     (578)          385          (307)      921
 Undistributed (distribution
 in excess of) net
 investment income..........       2                 (4)      (176)       6           (43)            1         5
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................     (78)             5,736     16,477   (1,649)        2,422         1,477       377
 Foreign currency
 translation................
 Futures contracts..........
                              ------   -------- -------   --------  -------       -------       -------   -------
Net Assets..................  $8,461   $417,749 $96,813   $186,147  $47,122       $24,927       $16,522   $10,239
                              ======   ======== =======   ========  =======       =======       =======   =======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                               Real                           Short-    Small                            High
                              Estate    Growth &               Term      Cap    International  Equity    Yield   Global
                              Equity     Income    Managed     Bond     Value   Opportunities  Index     Bond     Bond
                             --------  ---------- ----------  -------  -------  ------------- --------  -------  -------
ASSETS
Long Term Investments at
cost........................ $129,027  $3,183,516 $2,810,271  $69,580  $71,814    $ 83,210    $421,836  $25,506  $60,195
Net unrealized appreciation
(depreciation) of
investments.................   11,195     753,365    381,124   (1,144)  (1,681)     15,128      84,206   (1,719)  (1,510)
Short-Term Investments at
market......................    3,369      56,430    376,055    5,035    1,737       3,349         934    1,526    5,245
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
 Total Investments..........  143,591   3,993,311  3,567,450   73,471   71,870     101,687     506,976   25,313   63,930
Cash........................                           7,126                           649          68               499
Receivable for:
 Investments sold...........
 Fund shares sold...........                         107,134                           141         261      112
 Securities lending
 interest...................
 Interest...................                   11     13,877    1,145                                       610      833
 Dividends..................       44       3,325      1,584                99         154         457
 Futures contracts daily
 variation..................                              36                                       106
 Foreign currency sold......
 Unrealized appreciation in
 forward foreign currency
 contracts..................
 Other assets...............
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
 TOTAL ASSETS...............  143,635   3,996,647  3,697,207   74,616   71,969     102,631     507,868   26,035   65,262
LIABILITIES
Payables for:
 Investments purchased......                         469,797      751                  123       1,216      713
 Fund shares purchased......
 Foreign currency purchased.
 Future contracts daily
 variation..................                                                                                          37
 Unrealized depreciation in
 forward foreign currency
 contracts..................                           7,961                             2                         1,441
 Other liabilities..........       63         389        277       58       16          64         226       20       20
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
 TOTAL LIABILITIES..........       63         389    478,035      809       16         189       1,442      733    1,498
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
NET ASSETS.................. $143,572  $3,996,258 $3,219,172  $73,807  $71,953    $102,442    $506,426  $25,302  $63,764
                             ========  ========== ==========  =======  =======    ========    ========  =======  =======
Shares of beneficial
interest outstanding........   11,324     201,605    209,089    7,608    6,571       7,048      25,019    2,995    6,396
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
Net asset value per share... $  12.68  $    19.82 $    15.40  $  9.70  $ 10.95    $  14.53    $  20.24  $  8.45  $  9.97
                             ========  ========== ==========  =======  =======    ========    ========  =======  =======
Composition of net assets:
 Capital Paid in............  139,010   2,809,455  2,664,588   76,781   76,714      85,224     418,053   27,622   65,657
 Accumulated net realized
 gain (loss) on investments.   (7,512)    431,954    170,864   (1,918)  (3,031)      2,111       3,338     (604)     170
 Undistributed
 (distributions in excess
 of) net investment income..      879       1,484     10,269       88      (49)        (18)      1,119        3      966
 Net unrealized
 appreciation/(depreciation)
 of:
 Investments................   11,195     753,365    381,124   (1,144)  (1,681)     15,128      84,206   (1,719)  (1,510)
 Foreign currency
 translation................                          (7,961)                           (3)                       (1,441)
 Futures contracts..........                             288                                      (290)              (78)
                             --------  ---------- ----------  -------  -------    --------    --------  -------  -------
Net Assets.................. $143,572  $3,996,258 $3,219,172  $73,807  $71,953    $102,442    $506,426  $25,302  $63,764
                             ========  ========== ==========  =======  =======    ========    ========  =======  =======

See notes to financial statements.

STATEMENT OF OPERATIONS
(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Large Cap  Fundmental Mid Aggressive  Active    Core Bond      Emerging    International
                              Growth      Cap Growth    Balanced    Bond    Portfolio(*) Markets Equity Equity Index
                             ---------  -------------- ---------- --------  ------------ -------------- -------------
INVESTMENT INCOME
 Income
 Interest........            $    516       $   30        $107    $ 30,458      $ 1         $    75       $    187
 Dividends (Note
 B)..............               3,728            8          60                                  194          2,011
 Securities
 lending.........                  70                                  117                                      77
                             --------       ------        ----    --------      ---         -------       --------
                                4,314           38         167      30,575        1             269          2,275
 Expenses
 Investment
 advisory fee
 (Note C)........               2,475           73          43       1,026                      277            184
 Auditors fees...                  31            1           1          18                        2              8
 Custodian fees..                 118            9          14         116                      267            165
 Fidelity bond
 fees............
 Legal fees......                   7                                    4                                       2
 Printing &
 mailing fees....                 137            1           1         144                        3             42
 Trustees fees...                   6                                    4                                       2
 Other fees......                   3                                    2                                       3
                             --------       ------        ----    --------      ---         -------       --------
                                2,777           84          59       1,314                      549            406
 Less expenses
 reimbursed
 (Note C)........                                2           9                                  249            105
                             --------       ------        ----    --------      ---         -------       --------
                                2,777           82          50       1,314                      300            301
                             --------       ------        ----    --------      ---         -------       --------
Net Investment
Income/(Loss)....               1,537          (44)        117      29,261        1             (31)         1,974
REALIZED AND
UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on
 sales of
 investments.....             118,236          230         (56)    (14,036)                   3,706          2,495
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.....             (40,230)       2,966          78      12,079       (6)         (8,156)       (16,153)
 Foreign
 currency
 translation.....                                                                               145             (8)
 Futures.........                                                     (177)                                   (468)
                             --------       ------        ----    --------      ---         -------       --------
 Net realized and
 unrealized
 gain/(loss) on
 investments.....              78,006        3,196          22      (2,134)      (6)         (4,305)       (14,134)
                             --------       ------        ----    --------      ---         -------       --------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......            $ 79,543       $3,152        $139    $ 27,127      $(5)        $(4,336)      $(12,160)
                             ========       ======        ====    ========      ===         =======       ========
                              International
                             Opportunities II
                             ----------------
INVESTMENT INCOME
 Income
 Interest........                $    45
 Dividends (Note
 B)..............                    392
 Securities
 lending.........
                             ----------------
                                     437
 Expenses
 Investment
 advisory fee
 (Note C)........                    109
 Auditors fees...                      1
 Custodian fees..                     33
 Fidelity bond
 fees............
 Legal fees......
 Printing &
 mailing fees....                      1
 Trustees fees...
 Other fees......
                             ----------------
                                     144
 Less expenses
 reimbursed
 (Note C)........                     23
                             ----------------
                                     121
                             ----------------
Net Investment
Income/(Loss)....                    316
REALIZED AND
UNREALIZED
GAIN/(LOSS) ON
INVESTMENTS
 Net realized
 gain/(loss) on
 sales of
 investments.....                  2,798
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.....                 (3,120)
 Foreign
 currency
 translation.....                     14
 Futures.........
                             ----------------
 Net realized and
 unrealized
 gain/(loss) on
 investments.....                   (308)
                             ----------------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations......                $     8
                             ================

(*) Commenced investment operations on June 30, 2000.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             International Small Cap   Global    Mid Cap   Mid Cap Large Cap Large Cap  American Leaders
                                Equity      Growth    Balanced   Growth     Blend    Value   Value CORE  Large Cap (*)
                             ------------- ---------  --------  ---------  ------- --------- ---------- ----------------
INVESTMENT INCOME
 Income
 Interest...................     $  21     $    138   $   374   $     668   $  7    $   177    $  12          $ 1
 Dividends (Note B).........       107           40       168          71     37      2,136      109
 Securities lending.........                    194                   281                19
                                 -----     --------   -------   ---------   ----    -------    -----          ---
                                   128          372       542       1,020     44      2,332      121            1
 Expenses
 Investment advisory fee
 (Note C)...................        65          947       126       2,216     27        567       30
 Auditors fees..............                      6         1          17                10
 Custodian fees.............        31           53        39          61     11         58       20
 Fidelity bond fees.........
 Legal fees.................                      2                     4                 2
 Printing & mailing fees....         1            8        13           6     12                  12
 Trustees fees..............                      1                     4                 2
 Other fees.................                      1                     2                 1
                                 -----     --------   -------   ---------   ----    -------    -----          ---
                                    97        1,018       179       2,310     50        640       62
 Less expenses reimbursed
 (Note C)...................        25                     38                 19                  28
                                 -----     --------   -------   ---------   ----    -------    -----          ---
                                    72        1,018       141       2,310     31        640       34
                                 -----     --------   -------   ---------   ----    -------    -----          ---
Net Investment
Income/(Loss)...............        56         (646)      401      (1,290)    13      1,692       87            1
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain on sales
 of investments.............       607       14,370       219      73,569    410      3,869       54
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments................      (972)     (13,491)   (2,117)   (117,620)   439     (9,376)    (462)
 Foreign currency
 translation................         3                    169                                    (15)
 Futures....................       (20)
                                 -----     --------   -------   ---------   ----    -------    -----          ---
 Net realized and unrealized
 gain/(loss) on investments.      (382)         879    (1,729)    (44,051)   849     (5,507)    (423)
                                 -----     --------   -------   ---------   ----    -------    -----          ---
 Net increase/(decrease) in
 net assets resulting from
 operations.................     $(326)    $    233   $(1,328)  $ (45,341)  $862    $(3,815)   $(336)         $ 1
                                 =====     ========   =======   =========   ====    =======    =====          ===

(*) Commenced investment operations on June 30, 2000.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Large/Mid Cap  Money  Mid Cap Small/Mid   Bond       Large Cap     Small/Mid Cap Small/Mid Cap
                                 Value     Market   Value  Cap Growth Index   Aggressive Growth     CORE          Value
                             ------------- ------- ------- ---------- ------  ----------------- ------------- -------------
INVESTMENT INCOME
 Income
 Interest..................      $   6     $12,570 $  104   $   198   $1,484        $ 16            $  21        $    6
 Dividends (Note B)........         68                497       335                   41               66            37
 Securities lending........                            22        43
                                 -----     ------- ------   -------   ------        ----            -----        ------
                                    74      12,570    623       576    1,484          57               87            43
 Expenses
 Investment advisory fee
 (Note C)..................         34         510    371       664       31          90               53            34
 Auditors fees.............                     21      3         6        2           1
 Custodian fees............         13          56     22        39       24          13               42            16
 Fidelity bond fees........
 Legal fees................                      5      1         1
 Printing & mailing fees...          1          20     20        57       31           2                1             1
 Trustees fees.............                      4                1
 Other fees................                      1                1
                                 -----     ------- ------   -------   ------        ----            -----        ------
                                    48         617    417       769       88         106               96            51
 Less expenses reimbursed
 (Note C)..................         11                           17       36           6               36            13
                                 -----     ------- ------   -------   ------        ----            -----        ------
                                    37         617    417       752       52         100               60            38
                                 -----     ------- ------   -------   ------        ----            -----        ------
Net Investment
Income/(Loss)..............         37      11,953    206      (176)   1,432         (43)              27             5
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
 Net realized gain/(loss)
 on sales of investments...         88              4,175     4,031     (387)        360             (272)          918
 Increase in unrealized
 appreciation/(depreciation)
 of:
 Investments...............       (298)               730    10,711      618         302              635           297
 Foreign currency
 translation...............
 Futures...................                                                                            (7)
                                 -----     ------- ------   -------   ------        ----            -----        ------
 Net realized and
 unrealized gain/(loss) on
 investments...............       (210)             4,905    14,742      231         662              356         1,215
                                 -----     ------- ------   -------   ------        ----            -----        ------
 Net increase/(decrease) in
 net assets resulting from
 operations................      $(173)    $11,953 $5,111   $14,566   $1,663        $619            $ 383        $1,220
                                 =====     ======= ======   =======   ======        ====            =====        ======

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
For the period ended June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

                             Real Estate Growth &              Short-Term Small Cap International Equity   High Yield Global
                               Equity     Income     Managed      Bond      Value   Opportunities  Index      Bond     Bond
                             ----------- ---------  ---------  ---------- --------- ------------- -------  ---------- -------
 INVESTMENT INCOME
 Income
 Interest............          $    80   $   1,595  $  41,712    $2,351     $ 43       $   157    $    26   $   982   $ 1,826
 Dividends (Note B)..            3,228      23,833     11,766                794           690      3,047         3
 Securities lending..                          170        275         2                     22                             14
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
                                 3,308      25,598     53,753     2,353      837           869      3,073       985     1,840
 Expenses
 Investment advisory
 fee (Note C)........              388       4,969      5,229       105      275           397        315        70       227
 Auditors fees.......                9         115         79         1        2             3         27         1         2
 Custodian fees......               38         404        338         5       27           105        134        24        29
 Fidelity bond fees..                            2          1
 Legal fees..........                2          26         18                  1             1          6
 Printing & mailing
 fees................               14         341        351        29        8            15         55        15         4
 Trustees fees.......                1          23         15                  1             1          5
 Other fees..........                           10          7                                           8
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
                                   452       5,890      6,038       140      314           522        550       110       262
 Less expenses
 reimbursed (Note
 C)..................                                                          4            78                   29         4
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
                                   452       5,890      6,038       140      310           444        550        81       258
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
Net Investment
Income...............            2,856      19,708     47,715     2,213      527           425      2,523       904     1,582
REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized
 gain/(loss) on sales
 of investments......           (2,036)    359,891    128,528      (358)     605         2,219      4,203      (326)    1,493
 Increase in
 unrealized
 appreciation/(depreciation)
 of:
 Investments.........           15,745    (404,282)  (127,641)      249     (254)       (6,402)    (7,451)     (930)    1,848
 Foreign currency
 translation.........                                 (14,327)                               2                         (2,715)
 Futures.............                                     287                                        (645)               (167)
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
 Net realized and
 unrealized
 gain/(loss) on
 investments.........           13,709     (44,391)   (13,153)     (109)     351        (4,181)    (3,893)   (1,256)      459
                               -------   ---------  ---------    ------     ----       -------    -------   -------   -------
 Net
 increase/(decrease)
 in net assets
 resulting from
 operations..........          $16,565   $ (24,683) $  34,562    $2,104     $878       $(3,756)   $(1,370)  $  (352)  $ 2,041
                               =======   =========  =========    ======     ====       =======    =======   =======   =======

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                 Large Cap Growth         Fundamental Mid Cap Growth          Aggressive Balanced
                             ------------------------- -------------------------------- --------------------------------
                              Unaudited                 Unaudited                        Unaudited
                              Six-Month                 Six-Month       Period from      Six-Month       Period from
                             Period Ended  Year Ended  Period Ended August 31, 1999 (*) Period Ended August 31, 1999 (*)
                               June 30,   December 31,   June 30,     to December 31,     June 30,     to December 31,
                                 2000         1999         2000            1999             2000            1999
                             ------------ ------------ ------------ ------------------- ------------ -------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...             $    1,537   $    4,048    $   (44)         $  (11)         $   117          $    60
 Net realized
 gain/(loss) on
 sales of
 investments.....                118,236      246,459        230             786              (56)              73
 Change in net
  unrealized
  appreciation/(depreciation)
  of:
  Investments....                (40,230)      20,524      2,966           2,179               78              615
  Foreign
  currency
  translation....
  Futures........
                              ----------   ----------    -------          ------          -------          -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                 79,543      271,031      3,152           2,954              139              748
Distributions to
Shareholders
From:
 Net investment
 income..........                 (1,660)      (3,925)                                       (121)             (56)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                            (208,789)                      (516)                              (39)
 In excess of
 realized gain...
 Capital paid in.
                              ----------   ----------    -------          ------          -------          -------
 Decrease in net
 assets
 resulting from
 distributions...                 (1,660)    (212,714)                      (516)            (121)             (95)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                125,330      154,558     20,541           6,365            2,842           11,694
 Distributions
 reinvested......                  1,660      212,714                        516              121               95
 Payment for
 shares redeemed.                (92,461)    (169,880)    (1,039)           (144)            (120)            (559)
                              ----------   ----------    -------          ------          -------          -------
 Increase/(decrease)
 from trust
 share
 transactions....                 34,529      197,392     19,502           6,737            2,843           11,230
                              ----------   ----------    -------          ------          -------          -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                112,412      255,709     22,654           9,175            2,861           11,883
NET ASSETS
 Beginning of
 Period..........              1,382,473    1,126,764      9,175                           11,883
                              ----------   ----------    -------          ------          -------          -------
 End of Period...             $1,494,885   $1,382,473    $31,829          $9,175          $14,744          $11,883
                              ==========   ==========    =======          ======          =======          =======
Analysis of Trust
Share
Transactions:
 Sold............                  4,559        5,540      1,296             608              273            1,164
 Reinvested......                     60        8,043                         41               12                9
 Redeemed........                 (3,401)      (6,019)       (60)            (13)             (12)             (54)
                              ----------   ----------    -------          ------          -------          -------
Net
increase/(decrease)
in shares
outstanding......                  1,218        7,564      1,236             636              273            1,119
                              ==========   ==========    =======          ======          =======          =======
                                   Active Bond
                             ------------------------
                              Unaudited
                              Six-Month
                             Period Ended Year Ended
                               June 30,    December
                                 2000      31, 1999
                             ------------ -----------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...             $  29,261   $  61,745
 Net realized
 gain/(loss) on
 sales of
 investments.....               (14,036)    (25,838)
 Change in net
  unrealized
  appreciation/(depreciation)
  of:
  Investments....                12,079     (44,681)
  Foreign
  currency
  translation....
  Futures........                  (177)        177
                             ------------ -----------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                27,127      (8,597)
Distributions to
Shareholders
From:
 Net investment
 income..........               (25,528)    (65,478)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....
 In excess of
 realized gain...
 Capital paid in.
                             ------------ -----------
 Decrease in net
 assets
 resulting from
 distributions...               (25,528)    (65,478)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                44,779      86,852
 Distributions
 reinvested......                25,528      65,478
 Payment for
 shares redeemed.              (100,569)   (135,090)
                             ------------ -----------
 Increase/(decrease)
 from trust
 share
 transactions....               (30,262)     17,240
                             ------------ -----------
NET
INCREASE/(DECREASE)
IN NET ASSETS....               (28,663)    (56,835)
NET ASSETS
 Beginning of
 Period..........               850,286     907,121
                             ------------ -----------
 End of Period...             $ 821,623   $ 850,286
                             ============ ===========
Analysis of Trust
Share
Transactions:
 Sold............                 4,913       9,038
 Reinvested......                 2,806       6,931
 Redeemed........               (11,036)    (14,198)
                             ------------ -----------
Net
increase/(decrease)
in shares
outstanding......                (3,317)      1,771
                             ============ ===========

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                 Core Bond        Emerging Markets Equity     International Equity Index
                             ----------------- ----------------------------- -----------------------------
                                 Unaudited
                                Period from       Unaudited                     Unaudited
                             June 30, 2000 (*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                                to June 30,     Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000              2000           1999           2000           1999
                             ----------------- ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                 $    1           $    (31)      $     27       $  1,974       $  2,404
 Net realized
 gain/(loss) on
 sales of
 investments.....                                     3,706          1,607          2,495          4,750
 Change in net
  unrealized
  appreciation/(depreciation)
  of
  Investments....                     (6)            (8,156)         9,598        (16,153)        48,346
  Foreign
  currency
  translation....                                       145           (142)            (8)          (133)
  Futures........                                                                    (468)           517
                                  ------           --------       --------       --------       --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                     (5)            (4,336)        11,090        (12,160)        55,884
Distributions to
Shareholders
From:
 Net investment
 income..........                                                      (17)        (1,997)        (2,382)
 In excess of net
 investment
 income..........                                                      (44)
 Realized gain on
 investments.....                                                     (250)                       (4,633)
 In excess of
 realized gain...                                                     (936)                         (583)
 Capital paid in.
                                  ------           --------       --------       --------       --------
 Decrease in net
 assets
 resulting from
 distributions...                                                   (1,247)        (1,997)        (7,598)
Capital
Contribution                                                           445
Trust Share
Transactions
 Proceeds from
 shares sold.....                  5,000             43,546         29,538         34,827         62,080
 Distributions
 reinvested......                                                    1,247          1,997          7,598
 Payment for
 shares redeemed.                                   (23,334)       (15,787)       (36,271)       (47,084)
                                  ------           --------       --------       --------       --------
 Increase from
 trust share
 transactions....                  5,000             20,212         14,998            553         22,594
                                  ------           --------       --------       --------       --------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  4,995             15,876         25,286        (13,604)        70,880
NET ASSETS
 Beginning of
 Period..........                      0             32,596          7,310        244,017        173,137
                                  ------           --------       --------       --------       --------
 End of Period...                 $4,995           $ 48,472       $ 32,596       $230,413       $244,017
                                  ======           ========       ========       ========       ========
Analysis of Trust
Share
Transactions:
 Sold............                    500              3,522          3,232          1,871          3,668
 Reinvested......                                                      113            108            428
 Redeemed........                                    (1,935)        (1,719)        (1,941)        (2,802)
                                  ------           --------       --------       --------       --------
Net
increase/(decrease)
in shares
outstanding......                    500              1,587          1,626             38          1,294
                                  ======           ========       ========       ========       ========
                              International Opportunities
                                          II
                             -----------------------------
                                Unaudited
                             Six-Month Period  Year Ended
                              Ended June 30,  December 31,
                                   2000           1999
                             ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $   316        $   168
 Net realized
 gain/(loss) on
 sales of
 investments.....                  2,798            (24)
 Change in net
  unrealized
  appreciation/(depreciation)
  of
  Investments....                 (3,120)         4,008
  Foreign
  currency
  translation....                     14
  Futures........
                             ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                      8          4,152
Distributions to
Shareholders
From:
 Net investment
 income..........                   (298)          (122)
 In excess of net
 investment
 income..........                                   (65)
 Realized gain on
 investments.....
 In excess of
 realized gain...
 Capital paid in.
                             ---------------- ------------
 Decrease in net
 assets
 resulting from
 distributions...                   (298)          (187)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  6,306          4,747
 Distributions
 reinvested......                    298            187
 Payment for
 shares redeemed.                 (2,523)        (1,869)
                             ---------------- ------------
 Increase from
 trust share
 transactions....                  4,081          3,065
                             ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  3,791          7,030
NET ASSETS
 Beginning of
 Period..........                 22,311         15,281
                             ---------------- ------------
 End of Period...                $26,102        $22,311
                             ================ ============
Analysis of Trust
Share
Transactions:
 Sold............                    521            447
 Reinvested......                     25             18
 Redeemed........                   (211)          (174)
                             ---------------- ------------
Net
increase/(decrease)
in shares
outstanding......                    335            291
                             ================ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                    International Equity               Small Cap Growth               Global Balanced
                             ----------------------------------- ----------------------------- -----------------------------
                                Unaudited        Period from        Unaudited                     Unaudited
                             Six-Month Period August 31, 1999(*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,   to December 31,    Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000             1999               2000           1999           2000           1999
                             ---------------- ------------------ ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $    56           $     7           $   (646)      $   (679)      $   401        $   813
 Net realized
 gain on sales of
 investments.....                    607               190             14,370         24,283           219          1,839
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                   (972)            1,953            (13,491)        41,804        (2,117)          (519)
  Foreign
  currency
  translation....                      3                                                               169           (606)
  Futures........                    (20)               20
                                 -------           -------           --------       --------       -------        -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                   (326)            2,170                233         65,408        (1,328)         1,527
Distributions to
Shareholders
From:
 Net investment
 income..........                    (30)              (12)                                           (419)          (565)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                     (175)                          (21,491)                      (1,836)
 In excess of
 realized gain...
 Capital paid in.                                                                                                    (230)
                                 -------           -------           --------       --------       -------        -------
  Decrease in
  net assets
  resulting from
  distributions..                    (30)             (187)                          (21,491)         (419)        (2,631)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  2,306            10,447            163,193         66,717         5,133          6,406
 Distributions
 reinvested......                     30               187                            21,491           419          2,631
 Payment for
 shares redeemed.                   (270)              (11)           (52,064)       (27,404)       (4,868)        (6,772)
                                 -------           -------           --------       --------       -------        -------
 Increase from
 trust share
 transactions....                  2,066            10,447            111,129         60,804           684          2,265
                                 -------           -------           --------       --------       -------        -------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  1,710            12,430            111,362        104,721        (1,063)         1,161
NET ASSETS
 Beginning of
 Period..........                 12,430                 0            179,570         74,849        31,577         30,416
                                 -------           -------           --------       --------       -------        -------
 End of Period...                $14,140           $12,430           $290,932       $179,570       $30,514        $31,577
                                 =======           =======           ========       ========       =======        =======
Analysis of Trust
Share
Transactions:
 Sold............                    195             1,024              7,726          4,233           510            590
 Reinvested......                      3                17                             1,245            42            251
 Redeemed........                    (23)               (1)            (2,693)        (1,847)         (479)          (625)
                                 -------           -------           --------       --------       -------        -------
Net increase in
shares
outstanding......                    175             1,040              5,033          3,631            73            216
                                 =======           =======           ========       ========       =======        =======
                                    Mid Cap Growth
                             -----------------------------
                                Unaudited
                             Six-Month Period  Year Ended
                              Ended June 30,  December 31,
                                   2000           1999
                             ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $ (1,290)      $ (1,351)
 Net realized
 gain on sales of
 investments.....                  73,569         55,989
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                (117,620)       148,557
  Foreign
  currency
  translation....                                    (33)
  Futures........
                             ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                 (45,341)       203,162
Distributions to
Shareholders
From:
 Net investment
 income..........
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                (46,186)
 In excess of
 realized gain...
 Capital paid in.
                             ---------------- ------------
  Decrease in
  net assets
  resulting from
  distributions..                                (46,186)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                 221,650        192,846
 Distributions
 reinvested......                                 46,186
 Payment for
 shares redeemed.                 (61,458)       (37,156)
                             ---------------- ------------
 Increase from
 trust share
 transactions....                 160,192        201,876
                             ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                 114,851        358,852
NET ASSETS
 Beginning of
 Period..........                 452,937         94,085
                             ---------------- ------------
 End of Period...                $567,788       $452,937
                             ================ ============
Analysis of Trust
Share
Transactions:
 Sold............                   7,143          9,353
 Reinvested......                                  1,749
 Redeemed........                  (2,373)        (1,830)
                             ---------------- ------------
Net increase in
shares
outstanding......                   4,770          9,272
                             ================ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                           Mid Cap                          Large Cap
                                            Blend                             Value
                             ------------------------------------ -----------------------------
                                Unaudited         Period from        Unaudited
                             Six-Month Period August 31, 1999 (*) Six-Month Period  Year Ended
                              Ended June 30,    to December 31,    Ended June 30,  December 31,
                                   2000              1999               2000           1999
                             ---------------- ------------------- ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations:
 Net investment
 income..........                 $   13            $   14            $  1,692       $  2,774
 Net realized
 gain on sales of
 investments.....                    410               268               3,869          7,671
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                    439               306              (9,376)        (7,556)
  Foreign
  currency
  translation....
  Futures........
                                  ------            ------            --------       --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                    862               588              (3,815)         2,889
Distributions to
Shareholders
From:
 Net investment
 income..........                    (14)              (13)             (1,733)        (2,733)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                     (204)                            (7,756)
 In excess of
 realized gain...                                                                         (28)
Capital paid in..
                                  ------            ------            --------       --------
 Decrease in net
 assets
 resulting from
 distributions...                    (14)             (217)             (1,733)       (10,517)
Capital
Contribution.....
Trust Share
Transactions
 Proceeds from
 shares sold.....                  3,331             5,275              30,738         64,676
 Distributions
 reinvested......                     14               217               1,733         10,517
 Payment for
 shares redeemed.                   (255)              (53)            (23,885)       (35,081)
                                  ------            ------            --------       --------
 Increase from
 trust share
 transactions....                  3,090             5,439               8,586         40,112
                                  ------            ------            --------       --------
NET INCREASE IN
NET ASSETS.......                  3,938             5,810               3,038         32,484
NET ASSETS:
 Beginning of
 Period..........                  5,810                 0             155,849        123,365
                                  ------            ------            --------       --------
 End of Period...                 $9,748            $5,810            $158,887       $155,849
                                  ======            ======            ========       ========
Analysis of Trust
Share
Transactions:
 Sold............                    285               526               2,357          4,383
 Reinvested......                      1                22                 135            774
 Redeemed........                    (22)               (5)             (1,852)        (2,404)
                                  ------            ------            --------       --------
Net increase in
shares
outstanding......                    264               543                 640          2,753
                                  ======            ======            ========       ========
                                          Large Cap               American Leaders
                                          Value CORE                  Large Cap
                             ------------------------------------ -----------------
                                Unaudited         Period from         Unaudited
                             Six-Month Period August 31, 1999 (*)    Period from
                              Ended June 30,    to December 31,   June 30, 2000 (*)
                                   2000              1999         to June 30, 2000
                             ---------------- ------------------- -----------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations:
 Net investment
 income..........                $    87            $   21             $    1
 Net realized
 gain on sales of
 investments.....                     54               100
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                   (462)               70
  Foreign
  currency
  translation....
  Futures........                    (15)                8
                             ---------------- ------------------- -----------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                   (336)              199                  1
Distributions to
Shareholders
From:
 Net investment
 income..........                    (88)              (19)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                      (82)
 In excess of
 realized gain...                                       (4)
Capital paid in..                                       (9)
                             ---------------- ------------------- -----------------
 Decrease in net
 assets
 resulting from
 distributions...                    (88)             (114)
Capital
Contribution.....
Trust Share
Transactions
 Proceeds from
 shares sold.....                  4,426             6,323              5,000
 Distributions
 reinvested......                     88               114
 Payment for
 shares redeemed.                   (140)             (151)
                             ---------------- ------------------- -----------------
 Increase from
 trust share
 transactions....                  4,374             6,286              5,000
                             ---------------- ------------------- -----------------
NET INCREASE IN
NET ASSETS.......                  3,950             6,371              5,001
NET ASSETS:
 Beginning of
 Period..........                  6,371                 0                  0
                             ---------------- ------------------- -----------------
 End of Period...                $10,321            $6,371             $5,001
                             ================ =================== =================
Analysis of Trust
Share
Transactions:
 Sold............                    448               630                500
 Reinvested......                      9                12
 Redeemed........                    (14)              (15)
                             ---------------- ------------------- -----------------
Net increase in
shares
outstanding......                    443               627                500
                             ================ =================== =================

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                               Large/Mid Cap Value                  Money Market                  Mid Cap Value
                       ------------------------------------ ----------------------------- -----------------------------
                          Unaudited         Period from        Unaudited                     Unaudited
                       Six-Month Period August 31, 1999 (*) Six-Month Period  Year Ended  Six-Month Period  Year Ended
                        Ended June 30,    to December 31,    Ended June 30,  December 31,  Ended June 30,  December 31,
                             2000              1999               2000           1999           2000           1999
                       ---------------- ------------------- ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)....          $   37            $   17           $  11,953      $  19,133       $    206       $    584
 Net realized
 gain/(loss) on
 sales of
 investments......              88                11                                             4,175         (2,104)
 Change in net unrealized
 appreciation/(depreciation) of:
  Investments.....            (298)              221                                               730          5,960
  Foreign currency
  translation.....
  Futures.........
                            ------            ------           ---------      ---------       --------       --------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......            (173)              249              11,953         19,133          5,111          4,440
Distributions to
Shareholders From:
 Net investment
 income...........             (38)              (15)            (11,953)       (19,133)          (210)          (580)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......                               (11)
 In excess of
 realized gain....                                (4)
 Capital paid in..
                            ------            ------           ---------      ---------       --------       --------
 Decrease in net
 assets resulting
 from
 distributions....             (38)              (30)            (11,953)       (19,133)          (210)          (580)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold......           2,832             5,905             239,805        557,157         14,918         29,586
 Distributions
 reinvested.......              38                30              11,953         19,133            210            580
 Payment for
 shares redeemed..            (299)              (53)           (285,244)      (520,250)       (15,366)       (36,696)
                            ------            ------           ---------      ---------       --------       --------
 Increase/(decrease)
 from trust share
 transactions.....            2571             5,882             (33,486)        56,040           (238)        (6,530)
                            ------            ------           ---------      ---------       --------       --------
NET
INCREASE/(DECREASE)
IN NET ASSETS.....           2,360             6,101             (33,486)        56,040          4,663         (2,670)
NET ASSETS
 Beginning of
 Period...........           6,101                 0             451,235        395,195         92,150         94,820
                            ------            ------           ---------      ---------       --------       --------
 End of Period....          $8,461            $6,101           $ 417,749      $ 451,235       $ 96,813       $ 92,150
                            ======            ======           =========      =========       ========       ========
Analysis of Trust
Share
Transactions:
 Sold.............             277               588              23,979         55,717          1,131          2,380
 Reinvested.......               4                 3               1,196          1,913             16             48
 Redeemed.........             (30)               (5)            (28,525)       (52,025)        (1,176)        (2,997)
                            ------            ------           ---------      ---------       --------       --------
Net
increase/(decrease)
in shares
outstanding.......             251               586              (3,350)         5,605            (29)          (569)
                            ======            ======           =========      =========       ========       ========
                           Small/Mid Cap Growth
                       -----------------------------
                          Unaudited
                       Six-Month Period  Year Ended
                        Ended June 30,  December 31,
                             2000           1999
                       ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)....         $   (176)      $   (497)
 Net realized
 gain/(loss) on
 sales of
 investments......            4,031         26,575
 Change in net unrealized
 appreciation/(depreciation) of:
  Investments.....           10,711        (17,156)
  Foreign currency
  translation.....
  Futures.........
                       ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations......           14,566          8,922
Distributions to
Shareholders From:
 Net investment
 income...........                         (26,069)
 In excess of net
 investment
 income...........
 Realized gain on
 investments......                          (1,884)
 In excess of
 realized gain....
 Capital paid in..
                       ---------------- ------------
 Decrease in net
 assets resulting
 from
 distributions....                         (27,953)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold......           13,128         22,355
 Distributions
 reinvested.......                          27,953
 Payment for
 shares redeemed..          (23,478)       (42,678)
                       ---------------- ------------
 Increase/(decrease)
 from trust share
 transactions.....          (10,350)         7,630
                       ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS.....            4,216        (11,401)
NET ASSETS
 Beginning of
 Period...........          181,931        193,332
                       ---------------- ------------
 End of Period....         $186,147       $181,931
                       ================ ============
Analysis of Trust
Share
Transactions:
 Sold.............              906          1,389
 Reinvested.......                           2,105
 Redeemed.........           (1,651)        (2,669)
                       ---------------- ------------
Net
increase/(decrease)
in shares
outstanding.......             (745)           834
                       ================ ============

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                      Bond Index               Large Cap Aggressive Growth           Small/Mid Cap CORE
                             ----------------------------- ------------------------------------ -----------------------------
                                Unaudited                     Unaudited         Period from        Unaudited
                             Six-Month Period  Year Ended  Six-Month Period August 31, 1999 (*) Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,    to December 31,    Ended June 30,  December 31,
                                   2000           1999           2000              1999               2000           1999
                             ---------------- ------------ ---------------- ------------------- ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $ 1,432        $ 2,119        $   (43)           $   (15)          $    27        $    18
 Net realized
 gain/(loss) on
 sales of
 investments.....                   (387)          (186)           360                133              (272)           714
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                    618         (2,724)           302              2,120               635            578
  Foreign
  currency
  translation....
  Futures........                                                                                        (7)             7
                                 -------        -------        -------            -------           -------        -------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                  1,663           (791)           619              2,238               383          1,317
Distributions to
Shareholders
From:
 Net investment
 income..........                 (1,494)        (2,057)                                                (26)           (18)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                                                     (93)                            (715)
 In excess of
 realized gain...
 Capital paid in.
                                 -------        -------        -------            -------           -------        -------
 Decrease in net
 assets
 resulting from
 distributions...                 (1,494)        (2,057)                              (93)              (26)          (733)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                 13,191         14,617          9,683             12,920            11,562          5,301
 Distributions
 reinvested......                  1,494          2,057                                93                26            733
 Payment for
 shares redeemed.                 (6,168)        (3,391)          (449)               (84)           (3,671)        (3,385)
                                 -------        -------        -------            -------           -------        -------
 Increase from
 trust share
 transactions....                  8,517         13,283          9,234             12,929             7,917          2,649
                                 -------        -------        -------            -------           -------        -------
NET INCREASE IN
NET ASSETS.......                  8,686         10,435          9,853             15,074             8,274          3,233
NET ASSETS
 Beginning of
 Period..........                 38,436         28,001         15,074                  0             8,248          5,015
                                 -------        -------        -------            -------           -------        -------
 End of Period...                $47,122        $38,436        $24,927            $15,074           $16,522        $ 8,248
                                 =======        =======        =======            =======           =======        =======
Analysis of Trust
Share
Transactions:
 Sold............                  1,413          1,516            817              1,262             1,116            557
 Reinvested......                    161            213                                 8                 3             80
 Redeemed........                   (659)          (352)           (37)                (7)             (353)          (353)
                                 -------        -------        -------            -------           -------        -------
Net increase in
shares
outstanding......                    915          1,377            780              1,263               766            284
                                 =======        =======        =======            =======           =======        =======
                                     Small/Mid Cap Value
                             ------------------------------------
                                Unaudited         Period from
                             Six-Month Period August 31, 1999 (*)
                              Ended June 30,    to December 31,
                                   2000              1999
                             ---------------- -------------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income/(loss)...                $     5            $   (2)
 Net realized
 gain/(loss) on
 sales of
 investments.....                    918               190
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                    297                80
  Foreign
  currency
  translation....
  Futures........
                             ---------------- -------------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                  1,220               268
Distributions to
Shareholders
From:
 Net investment
 income..........
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                     (185)
 In excess of
 realized gain...
 Capital paid in.
                             ---------------- -------------------
 Decrease in net
 assets
 resulting from
 distributions...                                     (185)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  3,675             5,326
 Distributions
 reinvested......                                      185
 Payment for
 shares redeemed.                   (226)              (24)
                             ---------------- -------------------
 Increase from
 trust share
 transactions....                  3,449             5,487
                             ---------------- -------------------
NET INCREASE IN
NET ASSETS.......                  4,669             5,570
NET ASSETS
 Beginning of
 Period..........                  5,570                 0
                             ---------------- -------------------
 End of Period...                $10,239            $5,570
                             ================ ===================
Analysis of Trust
Share
Transactions:
 Sold............                    327               533
 Reinvested......                                       19
 Redeemed........                    (21)               (2)
                             ---------------- -------------------
Net increase in
shares
outstanding......                    306               550
                             ================ ===================

(*) Commencement of Operations.
See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                  Real Estate Equity              Growth & Income                   Managed
                             ----------------------------- ----------------------------- -----------------------------
                                Unaudited                     Unaudited                     Unaudited
                             Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000           1999           2000           1999           2000           1999
                             ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........                $  2,856       $  8,880      $   19,708     $   38,514     $   47,715     $   92,042
 Net realized
 gain/(loss) on
 sales of
 investments.....                  (2,036)        (5,679)        359,891        516,452        128,528        287,125
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                  15,745         (5,829)       (404,282)        38,349       (127,641)       (97,986)
  Foreign
  currency
  translation....                                                                              (14,327)        11,252
  Futures........                                                                                  287           (316)
                                 --------       --------      ----------     ----------     ----------     ----------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                  16,565         (2,628)        (24,683)       593,315         34,562        292,117
Distributions to
Shareholders
From:
 Net investment
 income..........                  (3,566)        (8,957)        (20,326)       (37,895)       (49,991)       (89,766)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....                                                              (444,028)                     (236,198)
 In excess of
 realized gain...
 Capital Paid in.
                                 --------       --------      ----------     ----------     ----------     ----------
 Decrease in net
 assets
 resulting from
 distributions...                  (3,566)        (8,957)        (20,326)      (481,923)       (49,991)      (325,964)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  25,887         19,688          55,836        271,718         37,903        229,925
 Distributions
 reinvested......                   3,566          8,957          20,326        481,923         49,991        325,964
 Payment for
 shares redeemed.                 (25,094)       (43,635)       (253,736)      (316,977)      (284,212)      (393,033)
                                 --------       --------      ----------     ----------     ----------     ----------
 Increase/(decrease)
 from trust
 share
 transactions....                   4,359        (14,990)       (177,574)       436,664       (196,318)       162,856
                                 --------       --------      ----------     ----------     ----------     ----------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                  17,358        (26,575)       (222,583)       548,056       (211,747)       129,009
NET ASSETS
 Beginning of
 Period..........                 126,214        152,789       4,218,841      3,670,785      3,430,919      3,301,910
                                 --------       --------      ----------     ----------     ----------     ----------
 End of Period...                $143,572       $126,214      $3,996,258     $4,218,841     $3,219,172     $3,430,919
                                 ========       ========      ==========     ==========     ==========     ==========
Analysis of Trust
Share
Transactions:
 Sold............                   2,114          1,643           2,868         13,198          2,489         14,370
 Reinvested......                     306            756           1,048         24,670          3,305         21,188
 Redeemed........                  (2,096)        (3,662)        (13,134)       (15,364)       (18,796)       (24,638)
                                 --------       --------      ----------     ----------     ----------     ----------
Net
increase/(decrease)
in shares
outstanding......                     324         (1,263)         (9,218)        22,504        (13,002)        10,920
                                 ========       ========      ==========     ==========     ==========     ==========
                                    Short-Term Bond
                             -----------------------------
                                Unaudited
                             Six-Month Period  Year Ended
                              Ended June 30,  December 31,
                                   2000           1999
                             ---------------- ------------
INCREASE/(DECREASE)
IN NET ASSETS
From Operations
 Net investment
 income..........                $  2,213       $  4,503
 Net realized
 gain/(loss) on
 sales of
 investments.....                    (358)        (1,350)
 Change in net
 unrealized
 appreciation/(depreciation)
 of:
  Investments....                     249         (1,085)
  Foreign
  currency
  translation....
  Futures........
                             ---------------- ------------
  Net
  increase/(decrease)
  in net assets
  resulting from
  operations.....                   2,104          2,068
Distributions to
Shareholders
From:
 Net investment
 income..........                  (2,232)        (4,483)
 In excess of net
 investment
 income..........
 Realized gain on
 investments.....
 In excess of
 realized gain...
 Capital Paid in.
                             ---------------- ------------
 Decrease in net
 assets
 resulting from
 distributions...                  (2,232)        (4,483)
Capital
Contribution
Trust Share
Transactions
 Proceeds from
 shares sold.....                  17,431         33,554
 Distributions
 reinvested......                   2,232          4,483
 Payment for
 shares redeemed.                 (14,572)       (43,972)
                             ---------------- ------------
 Increase/(decrease)
 from trust
 share
 transactions....                   5,091         (5,935)
                             ---------------- ------------
NET
INCREASE/(DECREASE)
IN NET ASSETS....                   4,963         (8,350)
NET ASSETS
 Beginning of
 Period..........                  68,844         77,194
                             ---------------- ------------
 End of Period...                $ 73,807       $ 68,844
                             ================ ============
Analysis of Trust
Share
Transactions:
 Sold............                   1,798          3,382
 Reinvested......                     231            455
 Redeemed........                  (1,502)        (4,438)
                             ---------------- ------------
Net
increase/(decrease)
in shares
outstanding......                     527           (601)
                             ================ ============

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                    Small Cap Value         International Opportunities          Equity Index
                             ----------------------------- ----------------------------- -----------------------------
                                Unaudited                     Unaudited                     Unaudited
                             Six-Month Period  Year Ended  Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000           1999           2000           1999           2000           1999
                             ---------------- ------------ ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE) IN NET
ASSETS
From Operations
 Net investment income......     $    527       $    501       $    425       $    518       $  2,523       $  4,679
 Net realized gain on sales
 of investments.............          605            950          2,219          4,853          4,203         14,409
 Change in net unrealized
 appreciation/(depreciation)
 of:
  Investments...............         (254)        (3,703)        (6,402)        15,077         (7,451)        45,659
  Foreign currency
  translation...............                                          2             (7)
  Futures...................                                                                     (645)            99
                                 --------       --------       --------       --------       --------       --------
  Net increase/(decrease)
  in net assets resulting
  from operations...........          878         (2,252)        (3,756)        20,441         (1,370)        64,846
Distributions to
Shareholders From:
 Net investment income......         (609)          (419)          (376)          (565)        (2,666)        (4,536)
 In excess of net investment
 income.....................                                                        (2)
 Realized gain on
 investments................                         (92)                       (4,643)                      (13,884)
 In excess of realized gain.                      (1,087)                         (180)
 Capital paid in............
                                 --------       --------       --------       --------       --------       --------
 Decrease in net assets
 resulting from
 distributions..............         (609)        (1,598)          (376)        (5,389)        (2,666)       (18,420)
Capital Contribution
Trust Share Transactions
 Proceeds from shares sold..       13,127         26,942         50,541         34,115         94,122        220,255
 Distributions reinvested...          609          1,598            376          5,389          2,666         18,420
 Payment for shares
 redeemed...................      (10,952)       (19,885)       (24,137)       (39,012)       (37,622)       (66,383)
                                 --------       --------       --------       --------       --------       --------
 Increase/(decrease) from
 trust share transactions...        2,784          8,655         26,780            492         59,166        172,292
                                 --------       --------       --------       --------       --------       --------
NET INCREASE/(DECREASE) IN
NET ASSETS..................        3,053          4,805         22,648         15,544         55,130        218,718
NET ASSETS
 Beginning of Period........       68,900         64,095         79,794         64,250        451,296        232,578
                                 --------       --------       --------       --------       --------       --------
 End of Period..............     $ 71,953       $ 68,900       $102,442       $ 79,794       $506,426       $451,296
                                 ========       ========       ========       ========       ========       ========
Analysis of Trust Share
Transactions:
 Sold.......................        1,222          2,410          3,447          2,657          4,732         11,477
 Reinvested.................           57            152             27            388            134            939
 Redeemed...................       (1,019)        (1,782)        (1,685)        (3,046)        (1,907)        (3,495)
                                 --------       --------       --------       --------       --------       --------
Net increase/(decrease) in
shares outstanding..........          260            780          1,789             (1)         2,959          8,921
                                 ========       ========       ========       ========       ========       ========

See notes to financial statements.

JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
(000's Omitted)

                                    High Yield Bond                 Global Bond
                             ----------------------------- -----------------------------
                                Unaudited                     Unaudited
                             Six-Month Period  Year Ended  Six-Month Period  Year Ended
                              Ended June 30,  December 31,  Ended June 30,  December 31,
                                   2000           1999           2000           1999
                             ---------------- ------------ ---------------- ------------
INCREASE/(DECREASE) IN NET
ASSETS
From Operations
 Net investment income......     $   904        $  1,357       $  1,582       $  3,346
 Net realized gain/(loss) on
 sales of investments.......        (326)           (275)         1,493           (178)
 Change in net unrealized
 appreciation/(depreciation)
 of:
  Investments...............        (930)           (223)         1,848         (5,951)
  Foreign currency
  translation...............                                     (2,715)         1,134
  Futures...................                                       (167)            75
                                 -------        --------       --------       --------
  Net increase/(decrease)
  in net assets resulting
  from operations...........        (352)            859          2,041         (1,574)
Distributions to
Shareholders From:
 Net investment income......        (938)         (1,323)        (1,057)        (3,871)
 In excess of net investment
 income.....................
 Realized gain on
 investments................
 In excess of realized gain.
 Capital paid in............
                                 -------        --------       --------       --------
 Decrease in net assets
 resulting from
 distributions..............        (938)         (1,323)        (1,057)        (3,871)
Capital Contribution
Trust Share Transactions
 Proceeds from shares sold..      11,710          18,264          6,027         29,103
 Distributions reinvested...         938           1,323          1,057          3,871
 Payment for shares
 redeemed...................      (5,977)        (13,991)       (15,295)       (23,329)
                                 -------        --------       --------       --------
 Increase/(decrease) from
 trust share transactions...       6,671           5,596         (8,211)         9,645
                                 -------        --------       --------       --------
NET INCREASE/(DECREASE) IN
NET ASSETS..................       5,381           5,132         (7,227)         4,200
NET ASSETS
 Beginning of Period........      19,921          14,789         70,991         66,791
                                 -------        --------       --------       --------
 End of Period..............     $25,302        $ 19,921       $ 63,764       $ 70,991
                                 =======        ========       ========       ========
Analysis of Trust Share
Transactions:
 Sold.......................       1,361           2,003            608          2,816
 Reinvested.................         110             146            106            382
 Redeemed...................        (693)         (1,534)        (1,548)        (2,269)
                                 -------        --------       --------       --------
Net increase/(decrease) in
shares outstanding..........         778             615           (834)           929
                                 =======        ========       ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Large Cap Growth
 Unaudited Period
 Ended June 30,
 2000............   $27.33       $0.03         $1.53        $1.56       $(0.03)      $  --          $--           $--
 Year Ended
 December 31,
 1999............    26.19        0.09          6.03         6.12        (0.09)       (4.89)         --            --
 1998............    20.82        0.14          8.05         8.19        (0.14)       (2.68)         --            --
 1997............    17.49        0.17          5.21         5.38        (0.17)       (1.88)         --            --
 1996............    17.37        0.25          2.89         3.14        (0.25)       (2.77)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Fundmental Mid
Cap Growth
 Unaudited Period
 Ended June 30,
 2000............    14.42       (0.03)         2.61         2.58          --           --           --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       (0.02)         5.34         5.32          --         (0.90)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Unaudited Period
 Ended June 30,
 2000............    10.62        0.10         (0.03)        0.07        (0.10)         --           --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.06          0.64         0.70        (0.05)       (0.03)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Active Bond
 Unaudited Period
 Ended June 30,
 2000............     9.12        0.32         (0.01)        0.30        (0.28)         --           --            --
 Year Ended
 December 31,
 1999............     9.92        0.67         (0.76)       (0.09)       (0.71)         --           --            --
 1998............     9.95        0.69          0.11         0.80        (0.69)       (0.14)         --            --
 1997............     9.77        0.71          0.24         0.95        (0.71)       (0.06)         --            --
 1996............    10.13        0.69         (0.31)        0.38        (0.69)       (0.05)         --            --
-----------------------------------------------------------------------------------------------------------------------------
Core Bond
 Unaudited Period
 from June30, to
 June 30,
 2000(c).........    10.00        0.00         (0.01)       (0.01)         --           --           --            --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Large Cap Growth
 Unaudited Period
 Ended June 30,
 2000............     $(0.03)     $28.86     51,798       5.71%(d)    $1,494,885      0.39%(d)        0.22%(d)     53.61%(e)
 Year Ended
 December 31,
 1999............      (4.98)      27.33     50,580      24.07%        1,382,473      0.39%           0.33%        37.42%
 1998............      (2.82)      26.19     43,016      39.51%        1,126,764      0.41%           0.59%        56.41%
 1997............      (2.05)      20.82     36,236      30.89%          754,398      0.44%           0.86%        83.82%
 1996............      (3.02)      17.49     29,965      18.27%          524,145      0.44%           1.35%       135.98%
-----------------------------------------------------------------------------------------------------------------------------
Fundmental Mid
Cap Growth
 Unaudited Period
 Ended June 30,
 2000............        --        17.00      1,872      17.90%(e)        31,829      0.94%(d)(1)    (0.51)%(d)    86.25%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.90)      14.42        636      54.57%(e)         9,175      0.95%(d)(1)    (0.55)%(d)    61.66%(e)
-----------------------------------------------------------------------------------------------------------------------------
Aggressive
Balanced
 Unaudited Period
 Ended June 30,
 2000............      (0.10)     $10.59      1,392       0.68%(e)        14,744      0.77%(d)(2)     1.83%(d)     98.56%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.08)      10.62      1,119       7.09%(e)        11,883      0.78%(d)(2)     1.68%(d)     70.28%(e)
-----------------------------------------------------------------------------------------------------------------------------
Active Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.28)       9.15     89,883       3.36%(e)       821,623      0.32%(d)        7.09%(d)    118.15%(e)
 Year Ended
 December 31,
 1999............      (0.71)       9.12     93,200      (0.94)%         850,286      0.28%           6.97%       182.90%
 1998............      (0.83)       9.92     91,429       8.23%          907,121      0.29%           6.84%       228.74%
 1997............      (0.77)       9.95     80,789      10.11%          803,770      0.31%           7.18%       138.29%
 1996............      (0.74)       9.77     74,315       4.10%          726,111      0.29%           7.07%       119.12%
-----------------------------------------------------------------------------------------------------------------------------
Core Bond
 Unaudited Period
 from June30, to
 June 30,
 2000(c).........        --         9.99        500      (0.10)%(e)        4,995      0.80%(d)(a)     5.80%(d)       --  (e)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Emerging Markets
 Unaudited Period
 Ended June 30,
 2000............   $12.26     $0.02        $(0.82)      $(0.80)     $  --        $  --         $  --         $  --
 Year Ended
 December 31,
 1999............     7.09      0.03          5.67         5.70       (0.01)       (0.10)        (0.42)          --
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.03         (2.91)       (2.88)      (0.02)         --            --          (0.01)
-----------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended June 30,
 2000............    19.64      0.16         (1.15)       (0.99)      (0.16)         --            --            --
 Year Ended
 December 31,
 1999............    15.56      0.21          4.51         4.72       (0.21)       (0.43)        (0.05)          --
 1998............    15.20      0.24          2.91         3.14       (0.23)       (2.55)          --            --
 1997............    16.83      0.13         (0.97)       (0.84)      (0.13)       (0.66)          --            --
 1996............    15.61      0.21          1.22         1.43       (0.21)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
International
Opportunities II
 Unaudited Period
 Ended June 30,
 2000............    12.13      0.14         (0.12)        0.02       (0.14)         --            --            --
 Year ended
 Deccember 31,
 1999............     9.87      0.10          2.27         2.37       (0.07)         --          (0.04)          --
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.07         (0.13)       (0.06)      (0.07)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Unaudited Period
 Ended June 30,
 2000............    11.95      0.02         (0.32)       (0.29)      (0.02)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.01          2.12         2.13       (0.01)       (0.17)          --            --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                   Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Emerging Markets
 Unaudited Period
 Ended June 30,
 2000............     $  --       $11.46      4,245       (6.89)%(e)    $48,472       1.31%(d)(i)    (0.14)%(d)    55.81%(e)
 Year Ended
 December 31,
 1999............      (0.53)      12.26      2,658       81.37%(t)      32,596       1.39%(i)        0.19%       196.32%
 Period from May
 1, to December
 31, 1998 (c)....      (0.03)       7.09      1,032      (28.87)%(e)      7,310       1.55%(d)(i)     0.51%(d)     53.95%(e)
-----------------------------------------------------------------------------------------------------------------------------
International
Equity Index
 Unaudited Period
 Ended June 30,
 2000............      (0.16)      18.49     12,459       (5.04)%(e)    230,413       0.30%(d)(a)     1.97%(d)      4.89%(e)
 Year Ended
 December 31,
 1999............      (0.64)      19.64     12,421       30.87%        244,017       0.31%(g)        1.26%        19.01%
 1998............      (2.78)      15.56     11,127       20.82%        173,137       0.56%(g)        1.45%       158.63%
 1997............      (0.79)      15.20     10,024       (5.03)%       152,359       0.79%           0.78%        83.13%
 1996............      (0.21)      16.83      9,254        9.19%        155,753       0.76%           1.30%        92.03%
-----------------------------------------------------------------------------------------------------------------------------
International
Opportunities II
 Unaudited Period
 Ended June 30,
 2000............      (0.14)      12.01      2,174        0.14%(e)      26,102       0.99%(d)(w)     2.59%(d)     83.11%(e)
 Year ended
 Deccember 31,
 1999............      (0.11)      12.13      1,839       24.19%         22,311       1.04%(w)        0.96%        49.51%
 Period from May
 1, to December
 31, 1998 (c)....      (0.07)       9.87      1,548       (0.55)%(e)     15,281       1.15%(d)(w)     1.11%(d)     33.17%(e)
-----------------------------------------------------------------------------------------------------------------------------
International
Equity
 Unaudited Period
 Ended June 30,
 2000............      (0.02)      11.63      1,215       (2.45)%(e)     14,140       1.09%(d)(3)     0.85%(d)     51.28%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.18)      11.95      1,040       21.49%(e)      12,430       1.10%(d)(3)     0.21%(d)     26.76%(e)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Small Cap Growth
 Unaudited Period
 Ended June 30,
 2000............   $19.12      $(0.25)        $ 1.30       $ 1.05      $  --        $  --         $  --         $  --
 Year ended
 Deccember 31,
 1999............    12.99       (0.21)          9.06         8.85         --         (2.72)          --            --
 1998............    11.34       (0.05)          1.70         1.65         --           --            --            --
 1997............     9.93       (0.02)          1.44         1.42         --           --            --          (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.01          (0.06)       (0.05)      (0.02)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Global Balanced
 Unaudited Period
 Ended June 30,
 2000............    10.71        0.14          (0.61)       (0.46)      (0.14)         --            --            --
 Year ended
 Deccember 31,
 1999............    11.12        0.29           0.25         0.54       (0.29)       (0.44)        (0.16)        (0.06)
 1998............    10.11        0.34           1.44         1.78       (0.34)       (0.42)          --          (0.01)
 1997............    10.39        0.33          (0.05)        0.28       (0.33)       (0.22)          --          (0.01)
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.24           0.41         0.65       (0.24)       (0.02)          --            --
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended June 30,
 2000............    29.22       (0.27)         (0.94)       (1.21)        --           --            --            --
 Year ended
 Deccember 31,
 1999............    15.12       (0.19)         17.70        17.51         --         (3.41)          --            --
 1998............    11.93       (0.09)          4.75         4.66         --         (1.32)          --          (0.15)
 1997............    10.22       (0.02)          1.73         1.71         --           --            --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.05           0.22         0.27       (0.05)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Unaudited Period
 Ended June 30,
 2000............    10.70        0.02           1.38         1.40       (0.02)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00        0.03           1.10         1.13       (0.03)       (0.40)          --            --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Small Cap Growth
 Unaudited Period
 Ended June 30,
 2000............     $  --       $20.17     14,427        5.50%(e)     290,932       0.94%(d)       (0.60)%(d)    57.09%(e)
 Year ended
 Deccember 31,
 1999............      (2.72)      19.12      9,394       70.38%        179,570       0.89%          (0.70)%      113.11%
 1998............        --        12.99      5,763       14.49%         74,849       1.00%(k)       (0.65)%      101.16%
 1997............      (0.01)      11.34      4,298       14.26%         48,761       1.00%(k)       (0.28)%       86.23%
 Period from May
 1, to December
 31, 1996 (c)....      (0.02)       9.93      2,077       (0.50)%(e)     20,633       1.00%(d)(k)     0.12%(d)     50.93%(e)
-----------------------------------------------------------------------------------------------------------------------------
Global Balanced
 Unaudited Period
 Ended June 30,
 2000............      (0.14)      10.10      3,023       (4.38)%(e)     30,515       1.10%(d)(l)     3.19%(d)     30.33%(e)
 Year ended
 Deccember 31,
 1999............      (0.95)      10.71      2,950        5.11%         31,577       1.00%(l)        2.73%       131.21%
 1998............      (0.77)      11.12      2,734       17.99%         30,416       1.10%(l)        3.20%       103.55%
 1997............      (0.56)      10.11      2,514        2.65%         25,420       1.10%(l)        3.18%        81.04%
 Period from May
 1, to December
 31, 1996 (c)....      (0.26)      10.39      2,319        6.73%(e)      24,098       1.10%(d)(l)     3.59%(d)      2.21%(e)
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth
 Unaudited Period
 Ended June 30,
 2000............        --        28.01     20,266       (4.15)%(e)    567,788       0.84%(d)       (0.47)%(d)    89.18%(e)
 Year ended
 Deccember 31,
 1999............      (3.41)      29.22     15,496      118.31%        452,937       0.93%          (0.68)%      106.06%
 1998............      (1.47)      15.12      6,224       39.07%         94,085       1.10%(m)       (0.64)%      137.01%
 1997............        --        11.93      3,374       16.66%         40,235       1.10%(m)       (0.26)%      124.04%
 Period from May
 1, to December
 31, 1996 (c)....      (0.05)      10.22      1,613        2.69%(e)      16,492       1.10%(d)(m)     0.92%(d)     71.25%(e)
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Blend
 Unaudited Period
 Ended June 30,
 2000............      (0.02)      12.08        807       13.06%(e)       9,748       0.85%(d)(4)     0.36%(d)     82.58%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.43)      10.70        543       11.53%(e)       5,810       0.85%(d)(4)     0.82%(d)     55.68%(e)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Large Cap Value
 Unaudited Period
 Ended June 30,
 2000............   $13.49     $0.14        $(0.46)      $(0.31)     $(0.14)      $  --         $  --         $  --
 Year ended
 Deccember 31,
 1999............    14.02      0.27          0.18         0.45       (0.27)       (0.71)          --            --
 1998............    13.57      0.28          0.96         1.24       (0.28)       (0.51)          --            --
 1997............    11.09      0.29          2.84         3.13       (0.29)       (0.36)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.16          1.22         1.38       (0.16)       (0.13)          --            --
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Unaudited Period
 Ended June 30,
 2000............    10.16      0.09         (0.51)       (0.42)      (0.09)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.04          0.31         0.35       (0.03)       (0.14)        (0.01)        (0.01)
---------------------------------------------------------------------------------------------------------------------------
American Leaders
Large Cap Value
 Unaudited Period
 from June 29, to
 June 30,
 2000(c).........    10.00       --            --           --          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............    10.42      0.05         (0.30)       (0.25)      (0.05)         --            --            --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00      0.03          0.45         0.48       (0.03)       (0.02)        (0.01)          --
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period
 Ended June 30,
 2000............    10.00      0.29           --          0.29       (0.29)         --            --            --
 Year ended
 Deccember 31,
 1999............    10.00      0.45           --          0.45       (0.45)         --            --            --
 1998............    10.00      0.53           --          0.53       (0.53)         --            --            --
 1997............    10.00      0.53           --          0.53       (0.53)         --            --            --
 1996............    10.00      0.52           --          0.52       (0.52)         --            --            --
---------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     ------------------------------------------------------
                                            Number of                                                  Net
                                 Net Asset   Shares                   Net Assets    Operating       Investment
                                 Value at  Outstanding   Total       End of Period Expenses to      Income to   Portfolio
                       Total        End      (000's    Investment       (000's       Average         Average    Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets       Net Assets    Rate
                   ------------- --------- ----------- ------------- ------------- ---------------- ----------- -----------
Large Cap Value
 Unaudited Period
 Ended June 30,
 2000............     $(0.14)     $13.03     12,192      (2.32)%(e)    $158,887       0.82%(d)         2.17%(d)   26.22%(e)
 Year ended
 Deccember 31,
 1999............      (0.98)      13.49     11,552       3.28%         155,849       0.85%            1.88%      32.62%
 1998............      (0.79)      14.02      8,799       9.26%         123,365       0.92%            2.08%      18.46%
 1997............      (0.65)      13.57      5,399      28.56%          73,269       1.00%(n)         2.42%      19.21%
 Period from May
 1, to December
 31, 1996 (c)....      (0.29)      11.09      1,784      13.90%          19,781       1.00%(n)         2.74%      19.95%(e)
---------------------------------------------------------------------------------------------------------------------------
Large Cap Value
CORE
 Unaudited Period
 Ended June 30,
 2000............      (0.09)       9.64      1,070      (4.18)%(e)      10,321       0.85%(d)(5)      2.16%(d)   43.09%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.19)      10.16        627       3.58%(e)        6,371       0.85%(d)(5)      1.13%(d)   30.90%(e)
---------------------------------------------------------------------------------------------------------------------------
American Leaders
Large Cap Value
 Unaudited Period
 from June 29, to
 June 30,
 2000(c).........        --        10.00        500       0.02%(e)        5,001       0.90%(d)(10)     4.87%(d)    %(e)
---------------------------------------------------------------------------------------------------------------------------
Large/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............      (0.05)      10.11        837      (2.43)%(e)       8,461       1.04%(d)(6)      1.03%(d)   46.12%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.06)      10.42        586       4.72%(e)        6,101       1.05%(d)(6)      0.94%(d)   23.03%(e)
---------------------------------------------------------------------------------------------------------------------------
Money Market
 Unaudited Period
 Ended June 30,
 2000............      (0.29)      10.00     41,775       2.94%(e)      417,749       0.32%(d)         2.94%(d)     --
 Year ended
 Deccember 31,
 1999............      (0.45)      10.00     45,124       5.05%         451,235       0.31%            4.95%        --
 1998............      (0.53)      10.00     39,519       5.40%         395,195       0.31%            5.29%        --
 1997............      (0.53)      10.00     22,944       5.38%         229,443       0.33%            5.32%        --
 1996............      (0.52)      10.00     21,324       5.32%         213,235       0.30%            5.20%        --
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Mid Cap Value
 Unaudited Period
 Ended June 30,
 2000............   $12.78      $ 0.03         $ 0.70       $ 0.73      $(0.03)      $  --          $--          $  --
 Year ended
 Deccember 31,
 1999............    12.19        0.08           0.59         0.67       (0.08)         --           --             --
 1998............    13.87        0.11          (1.68)       (1.57)      (0.11)         --           --             --
 1997............    11.35        0.05           3.59         3.64       (0.05)       (1.07)         --             --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.04           1.57         1.61       (0.04)       (0.22)         --             --
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Unaudited Period
 Ended June 30,
 2000............    14.03       (0.02)          1.22         1.20         --           --           --             --
 Year ended
 Deccember 31,
 1999............    15.94       (0.07)          0.74         0.67         --         (2.41)         --           (0.17)
 1998............    15.39       (0.02)          0.88         0.86         --         (0.31)         --             --
 1997............    16.52        0.01           0.56         0.57       (0.01)       (1.69)         --             --
 1996............    13.18        0.02           3.99         4.01       (0.02)       (0.65)         --             --
----------------------------------------------------------------------------------------------------------------------------
Bond Index
 Unaudited Period
 Ended June 30,
 2000............     9.32       (0.33)          0.03        (0.29)      (0.33)         --           --             --
 Year ended
 Deccember 31,
 1999............    10.19        0.63          (0.89)       (0.26)      (0.61)         --           --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00        0.42           0.29         0.71       (0.42)       (0.10)         --             --
----------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Unaudited Period
 Ended June 30,
 2000............    11.94       (0.03)          0.29         0.26         --           --           --             --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       (0.01)          2.03         2.02         --         (0.08)         --             --
----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                               Ratios/Supplemental Data
                   -------------                                    --------------------------------------------------------
                                            Number of                                                Net
                                 Net Asset   Shares                  Net Assets    Operating      Investment
                                 Value at  Outstanding   Total      End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment      (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)      Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------ ------------- --------------- ------------- ------------
Mid Cap Value
 Unaudited Period
 Ended June 30,
 2000............     $(0.03)     $13.48       7,183       5.72%(e)    $96,813       0.90%(d)        0.44%(d)     96.07%(e)
 Year ended
 Deccember 31,
 1999............      (0.08)      12.78       7,212       5.52%        92,150       0.92%           0.64%       137.06%
 1998............      (0.11)      12.19       7,781     (11.33)%       94,820       0.96%           0.93%       173.33%
 1997............      (1.12)      13.87       4,686      32.17%        64,973       1.05%(o)        0.53%        93.78%
 Period from May
 1, to December
 31, 1996 (c)....      (0.26)      11.35         963      16.18%(e)     10,926       1.05%(d)(o)     0.69%(d)     62.99%(e)
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Growth
 Unaudited Period
 Ended June 30,
 2000............        --        15.23      12,218       8.56%(e)    186,147       0.85%(h)       (0.20)%(d)    48.80%(e)
 Year ended
 Deccember 31,
 1999............      (2.58)      14.03     181,931       5.15%        12,963       0.85%          (0.27)%      172.58%
 1998............      (0.31)      15.94     193,332       5.61%        12,129       0.89%          (0.11)%      162.21%
 1997............      (1.70)      15.39     213,612       3.44%        13,884       0.85%           0.09%       331.19%
 1996............      (0.67)      16.52     194,108      30.33%        11,749       0.84%           0.18%       217.84%
----------------------------------------------------------------------------------------------------------------------------
Bond Index
 Unaudited Period
 Ended June 30,
 2000............      (0.33)       8.70       5,039       3.93%(e)     47,122       0.25%(d)(x)     6.81%(d)     12.27%(e)
 Year ended
 Deccember 31,
 1999............      (0.61)       9.32      38,436      (2.57)%        4,125       0.29%(x)        6.56%        17.06%
 Period from May
 1, to December
 31, 1998 (c)....      (0.52)      10.19      28,001       7.20%(e)      2,748       0.40%(d)(x)     6.17%(d)     21.09%(e)
----------------------------------------------------------------------------------------------------------------------------
Large Cap
Aggressive Growth
 Unaudited Period
 Ended June 30,
 2000............        --        12.20       2,043       2.22%(e)     24,927       1.03%(d)(7)    (0.44)%(d)    35.49%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.08)      11.94      15,074      20.18%(e)      1,263       1.08%(d)(7)    (0.39)%(d)    18.97%(e)
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended June 30,
 2000............   $ 9.82     $0.02        $ 0.47       $ 0.49      $(0.02)      $  --          $--          $  --
 Year ended
 Deccember 31,
 1999............     9.02      0.02          1.77         1.79       (0.03)       (0.96)         --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00       --          (0.98)       (0.98)        --           --           --             --
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............    10.13       --           1.83         1.84         --           --           --             --
 Period from
 August 31, to
 December 31,
 1999 (c)........    10.00       --           0.49         0.49         --         (0.36)         --             --
-----------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended June 30,
 2000............    11.47      0.27          1.27         1.54       (0.33)         --           --             --
 Year ended
 Deccember 31,
 1999............    12.46      0.78         (0.99)       (0.21)      (0.78)         --           --             --
 1998............    15.91      0.77         (3.38)       (2.61)      (0.70)       (0.14)         --             --
 1997............    14.64      0.77          1.68         2.45       (0.71)       (0.41)         --           (0.06)
 1996............    11.70      0.76          2.97         3.73       (0.76)       (0.03)         --             --
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended June 30,
 2000............    20.01      0.10         (0.09)        0.01       (0.10)         --           --             --
 Year ended
 Deccember 31,
 1999............    19.49      0.20          2.88         3.08       (0.20)       (2.36)         --             --
 1998............    16.61      0.23          4.75         4.98       (0.23)       (1.87)         --             --
 1997............    14.65      0.27          4.07         4.34       (0.27)       (2.11)         --             --
 1996............    13.94      0.34          2.43         2.77       (0.34)       (1.72)         --             --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     --------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to     Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average      Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets      Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ------------- ------------
Small/Mid Cap
CORE
 Unaudited Period
 Ended June 30,
 2000............     $(0.02)     $10.29       1,606       5.00%(e)      $16,522      0.90%(d)(y)     0.40%(d)     31.41%(e)
 Year ended
 Deccember 31,
 1999............      (0.99)       9.82       8,248      20.54%             840      0.94%(y)        0.30%       109.12%
 Period from May
 1, to December
 31, 1998 (c)....        --         9.02       5,015      (9.81)%(e)         556      1.05%(d)(y)    (0.01)%(d)    60.51%(e)
-----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap
Value
 Unaudited Period
 Ended June 30,
 2000............        --        11.97         856      18.14%(e)       10,239      1.05%(8)(d)     0.13%(d)    105.74%(e)
 Period from
 August 31, to
 December 31,
 1999 (c)........      (0.36)      10.13       5,570       5.08%(e)          550      1.05%(8)(d)    (0.12)%(d)    51.97%(e)
-----------------------------------------------------------------------------------------------------------------------------
Real Estate
Equity
 Unaudited Period
 Ended June 30,
 2000............      (0.33)      12.68      11,324      13.67%(e)      143,572      0.70%(d)        4.40%(d)     16.26%(e)
 Year ended
 Deccember 31,
 1999............      (0.78)      11.47     126,214      (1.69)%         11,000      0.70%           6.38%        12.95%
 1998............      (0.84)      12.46     152,789     (16.71)%         12,263      0.69%           5.48%        22.69%
 1997............      (1.18)      15.91     204,131      17.22%          12,830      0.69%           5.12%        20.04%
 1996............      (0.79)      14.64     151,105      33.07%          10,325      0.69%           6.14%        18.37%
-----------------------------------------------------------------------------------------------------------------------------
Growth & Income
 Unaudited Period
 Ended June 30,
 2000............      (0.10)      19.92     201,605      (0.44)%(e)   3,996,258      0.29%(d)        0.99%(d)     46.78%(e)
 Year ended
 Deccember 31,
 1999............      (2.56)      20.01     210,823      16.23%       4,218,841      0.28%           0.98%        70.16%
 1998............      (2.10)      19.49     188,319      30.25%       3,670,785      0.27%           1.24%        48.45%
 1997............      (2.38)      16.61     167,773      29.79%       2,785,964      0.28%           1.61%        74.56%
 1996............      (2.06)      14.65     139,748      20.10%       2,047,927      0.27%           2.24%        81.02%
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                Income from Investment Operations                            Less Distributions
                             --------------------------------------- ------------ ----------------------------------------
                                            Net Realized
                   Net Asset                    and                  Distribution Distribution  Distribution
                   Value at       Net        Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning  Investment   Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period Income/(Loss) Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ------------- -------------- ---------- ------------ ------------ -------------- ------------
Managed
 Unaudited Period
 Ended June 30,
 2000............   $15.45      $(0.22)        $(0.04)      $(0.27)     $(0.23)      $  --         $  --         $  --
 Year ended
 Deccember 31,
 1999............    15.64       (0.44)          0.94         1.38       (0.43)       (1.14)          --            --
 1998............    14.35        0.46           2.43         2.89       (0.46)       (1.09)          --          (0.05)
 1997............    13.35        0.59           1.86         2.45       (0.59)       (0.78)          --          (0.08)
 1996............    13.73        0.61           0.81         1.42       (0.61)       (1.19)          --            --
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended June 30,
 2000............     9.72       (0.30)         (0.02)       (0.32)      (0.31)         --            --            --
 Year ended
 Deccember 31,
 1999............    10.05        0.61          (0.33)        0.28       (0.61)         --            --            --
 1998............    10.08        0.61          (0.03)        0.58       (0.61)         --            --            --
 1997............    10.05        0.59           0.03         0.62       (0.59)         --            --            --
 1996............    10.23        0.54          (0.18)        0.36       (0.54)         --            --            --
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended June 30,
 2000............    10.92        0.08           0.05         0.13       (0.09)         --            --            --
 Year ended
 Deccember 31,
 1999............    11.59        0.09          (0.50)       (0.41)      (0.07)       (0.01)        (0.18)          --
 1998............    12.40        0.07          (0.81)       (0.74)      (0.07)         --            --            --
 1997............    10.73        0.08           2.66         2.74       (0.08)       (0.99)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.07           0.96         1.03       (0.07)       (0.23)          --            --
---------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2000............    15.17        0.06          (0.65)       (0.58)      (0.05)         --            --            --
 Year ended
 Deccember 31,
 1999............    12.21        0.10           3.95         4.05       (0.11)       (0.94)        (0.04)          --
 1998............    10.63        0.11           1.57         1.68       (0.10)         --            --            --
 1997............    10.60        0.10           0.11         0.21       (0.10)       (0.08)          --            --
 Period from May
 1, to December
 31, 1996 (c)....    10.00        0.07           0.60         0.67       (0.07)         --            --            --
---------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                Ratios/Supplemental Data
                   -------------                                     ------------------------------------------------------
                                            Number of                                                 Net
                                 Net Asset   Shares                   Net Assets    Operating      Investment
                                 Value at  Outstanding   Total       End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's    Investment       (000's       Average        Average    Turnover
                   Distributions of Period  Omitted)   Return(b)       Omitted)    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- ------------- ------------- --------------- ----------- ------------
Managed
 Unaudited Period
 Ended June 30,
 2000............     $(0.23)     $14.95     209,089      1.21%(e)    $3,219,172      0.37%(d)        2.93%(d)  102.37%(e)
 Year ended
 Deccember 31,
 1999............      (1.57)      15.45     222,091      9.10%        3,430,919      0.36%           2.75%     203.86%
 1998............      (1.60)      15.64     211,171     20.42%        3,301,910      0.36%           2.99%     160.57%
 1997............      (1.45)      14.35     195,139     18.72%        2,800,127      0.37%           4.18%     200.41%
 1996............      (1.80)      13.35     178,745     10.72%        2,386,660      0.36%           4.41%     113.61%
---------------------------------------------------------------------------------------------------------------------------
Short-Term Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.31)       9.09       7,608      3.00%(e)        73,807      0.40%(d)        6.27%(d)   21.81%(e)
 Year ended
 Deccember 31,
 1999............      (0.61)       9.72       7,081      2.96%           68,844      0.43%           6.25%     100.04%
 1998............      (0.61)      10.05       7,682      5.82%           77,194      0.53%           6.17%     184.50%
 1997............      (0.59)      10.08       5,070      6.41%           51,120      0.57%           5.67%     108.29%
 1996............      (0.54)      10.05       5,840      3.61%           58,676      0.75%(j)        5.66%      20.68%
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value
 Unaudited Period
 Ended June 30,
 2000............      (0.09)      10.95       6,571      1.19%(e)        71,953      0.90%(d)(p)     1.52%(d)   58.65%(e)
 Year ended
 Deccember 31,
 1999............      (0.26)      10.92       6,311     (3.43)%          68,900      0.95%(p)        0.78%     117.33%
 1998............      (0.07)      11.59       5,531      5.96%           64,095      1.05%(p)        0.63%     100.83%
 1997............      (1.07)      12.40       3,488     25.57%           43,261      1.05%(p)        0.68%     126.10%
 Period from May
 1, to December
 31, 1996 (c)....      (0.30)      10.73         982     10.33%(e)        10,541      1.05%(d)(p)     1.15%(d)   66.31%(e)
---------------------------------------------------------------------------------------------------------------------------
International
Opportunities
 Unaudited Period
 Ended June 30,
 2000............      (0.05)      14.53       7,048     (3.84)%(e)      102,442      0.93%(d)(q)     0.89%(d)   22.77%(e)
 Year ended
 Deccember 31,
 1999............      (1.09)      15.17       5,259     34.01%           79,794      1.02%(q)        0.77%      34.02%
 1998............      (0.10)      12.21       5,260     15.92%           64,250      1.16%(q)        0.89%      18.67%
 1997............      (0.18)      10.63       2,882      1.95%           30,631      1.22%(q)        0.65%      21.09%
 Period from May
 1, to December
 31, 1996 (c)....      (0.07)      10.60       1,689      6.72%(e)        17,898      1.25%(d)(q)     0.87%(d)    5.46%(e)
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I
-------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                              Income from Investment Operations                           Less Distributions
                             ------------------------------------ ------------ ----------------------------------------
                                         Net Realized
                   Net Asset                 and                  Distribution Distribution  Distribution
                   Value at     Net       Unrealized   Total From   From Net     From Net    in Excess of  Distribution
                   Beginning Investment Gain/(Loss) on Investment  Investment    Gains on   Net Investment From Capital
                   of Period   Income   Investments(a) Operations    Income    Investments   Income/Gains    Paid in
                   --------- ---------- -------------- ---------- ------------ ------------ -------------- ------------
Equity Index
 Unaudited Period
 Ended June 30,
 2000............   $20.46     $0.11        $(0.21)      $(0.10)     $(0.11)      $  --          $--          $  --
 Year ended
 Deccember 31,
 1999............    17.70      0.27          3.41         3.68       (0.26)       (0.66)         --             --
 1998............    14.21      0.25          3.76         4.01       (0.24)       (0.28)         --             --
 1997............    11.10      0.24          3.41         3.65       (0.24)       (0.25)         --           (0.05)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.15          1.26         1.41       (0.15)       (0.10)         --           (0.06)
-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended June 30,
 2000............     8.99      0.37         (0.54)       (0.17)      (0.37)         --           --             --
 Year ended
 Deccember 31,
 1999............     9.23      0.72         (0.26)        0.46       (0.70)         --           --             --
 Period from May
 1, to December
 31, 1998 (c)....    10.00      0.46         (0.76)       (0.30)      (0.46)       (0.01)         --             --
-----------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended June 30,
 2000............     9.82      0.24          0.08         0.31       (0.16)         --           --             --
 Year ended
 Deccember 31,
 1999............    10.60      0.48         (0.70)       (0.22)      (0.56)         --           --             --
 1998............    10.24      0.54          0.38         0.92       (0.29)       (0.09)         --           (0.18)
 1997............    10.16      0.59          0.30         0.89       (0.61)       (0.15)         --           (0.05)
 Period from May
 1, to December
 31, 1996 (c)....    10.00      0.38          0.28         0.66       (0.38)       (0.12)         --             --
-----------------------------------------------------------------------------------------------------------------------------
                       Less
                   Distributions                                                  Ratios/Supplemental Data
                   -------------                                       ------------------------------------------------------
                                            Number of                                                   Net
                                 Net Asset   Shares                     Net Assets    Operating      Investment
                                 Value at  Outstanding   Total         End of Period Expenses to     Income to   Portfolio
                       Total        End      (000's    Investment         (000's       Average        Average    Turnover
                   Distributions of Period  Omitted)   Return(b)         Omitted)    Net Assets      Net Assets    Rate
                   ------------- --------- ----------- --------------- ------------- --------------- ----------- ------------
Equity Index
 Unaudited Period
 Ended June 30,
 2000............     $(0.11)     $20.24     25,019      (0.50)%(e)      $506,426       0.23%(d)        1.07%(d)   15.03%(e)
 Year ended
 Deccember 31,
 1999............      (0.92)      20.46     22,060      21.08%           451,296       0.00%(r)        1.42%      55.24%
 1998............      (0.52)      17.70     13,139      28.45%           232,578       0.00%(r)        1.59%      43.31%
 1997............      (0.54)      14.21      7,134      32.79%(v)        101,390       0.00%(r)        1.97%      64.56%
 Period from May
 1, to December
 31, 1996 (c)....      (0.31)      11.10      1,320      14.23%(e)(u)      14,650       0.00%(d)(r)     2.47%(d)   15.72%(e)
-----------------------------------------------------------------------------------------------------------------------------
High Yield Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.37)       8.45      2,995      (1.89)%(e)        25,302       0.75%(d)(z)     8.30%(d)   13.11%(e)
 Year ended
 Deccember 31,
 1999............      (0.70)       8.99      2,217       5.13%            19,921       0.80%(z)        7.94%      38.62%
 Period from May
 1, to December
 31, 1998 (c)....      (0.47)       9.23      1,602      (2.98)%(e)        14,789       0.90%(d)(z)     7.43%(d)   17.67%(e)
-----------------------------------------------------------------------------------------------------------------------------
Global Bond
 Unaudited Period
 Ended June 30,
 2000............      (0.16)       9.97      6,396       3.21%(e)         63,764       0.78%(d)(s)     4.76%(d)  113.22%(e)
 Year ended
 Deccember 31,
 1999............      (0.56)       9.82      7,230      (2.16)%           70,991       0.83%(s)        4.70%     332.06%
 1998............      (0.56)      10.60      6,301       9.15%            66,791       0.95%(s)        5.27%     186.70%
 1997............      (0.81)      10.24      2,797       9.05%            28,647       1.00%(s)        5.80%      69.38%
 Period from May
 1, to December
 31, 1996 (c)....      (0.50)      10.16      1,271       6.71%(e)         12,907       1.00%(d)(s)     6.05%(d)  171.39%(e)
-----------------------------------------------------------------------------------------------------------------------------

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuation market values of the portfolio.
(b) The performance of the portfolios shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Commencement of investment operations.
(d) Annualized.
(e) Not annualized.
(f) Amount is less than a penny per share.
(g) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .40% for the period ending June 30, 2000 and .38% and .63% for the years ended December 31, 1999 and1998, respectively.
(h) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.98% for the period ending June 30, 2000.

(i) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.41% for the period ending June 30, 2000 and 3.44%, and 3.69% for the years ended December 31, 1999 and 1998, respectively.
(j) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .79% for the year ended December 31, 1996 respectively.
(k) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.05%, 1.12%, and 1.55%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(l) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.86% for the period ending June 30, 2000, and 1.31%, 1.82, 1.56%, and 1.44% for the years ended
    December 31, 1999, 1998, 1997, and 1996, respectively.
(m) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.13%, 1.42%, and 2.34%, for the years ended December 31, 1998, 1997, and 1996, respectively.
(n) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.06%, and 2.74%, for the years ended December 31, 1997, and 1996, respectively.
(o) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.14%, and 2.15%, for the years ended December 31, 1997, and 1996, respectively.
(p) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .91% for the period ending June 30, 2000 and .96%, 1.08%, 1.30%, and 2.06%, for the years ended
    December 31, 1999, 1998, 1997 and 1996, respectively.
(q) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% for the period ending June 30, 2000 and 1.15%, 1.46%, 1.57%, and 2.76%, for the years ended
    December 31, 1999, 1998, 1997, and 1996, respectively.
(r) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .22%, .34%, .65%, and 1.61%, for the years ended December 31, 1999, 1998, 1997, and 1996, respectively.
(s) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 0.80% for the period ending June 30, 2000 and 1.32%, and 1.57%, for the years ended December 31, 1997, and 1996, respectively.
(t) Average Commission rate is calculated for funds with fiscal year beginning on or after September 1, 1995.
(u) The Total Return includes the effect of the capital contribution of $.06 per share. The total Investment Return without the capital contribution would have been 13.59%.
(v) The Total Return includes the effect of the capital contribution of $.04 per share. The total Investment Return without the capital contribution would have been 32.47%.
(w) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.47% for the period ending June 30, 2000 and 1.26%, and 2.47%, for the years ended December 31, 1999, and 1998, respectively.
(x) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .42% for the period ending June 30, 2000, and .35%, and .71%, for the years ended December 31, 1999, and 1998, repectively.
(y) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.44% for the period ending June 30, 2000 and 2.24%, and 4.55%, for the years ended December 31, 1999, and 1998, respectively.
(z) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.01% for the period ending June 30, 2000 and 1.04% , and 2.03%, for the years ended December 31, 1999, and 1998, respectively.
(1) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .97% for the period ending June 30, 2000, and 1.09% for the year ended December 31, 1999.
(2) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been .92% for the period endig June 30, 2000, and .96% for the year ended December 31, 1999.
(3) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.49% for the period ending June 30, 2000 and 1.71% for the year ended December 31, 1999.
(4) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.37% for the period ending June 30, 2000, and 1.20% for the year ended December 31, 1999.
(5) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.55% for the period ending June 30, 2000, and 1.17% for the year ended December 31, 1999.
(6) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.35% for the period ending June 30, 2000 and 1.42% for the year ended December 31, 1999.
(7) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.09% for the period ending June 30, 2000 and 1.17% for the year ended December 31, 1999.
(8) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 1.41% for the period ending June 30, 2000 and 1.61% for the year ended December 31, 1999.
(9) Expense ratio is net of expense reimbursement. Had such reimbursement not been made the expense ratio would have been 2.37% for the period ending June 30, 2000.
(10) Expense ratio is net of expense reimbursement. Had such reimbursementnot been made the expense ratio would have been 2.47% for the period ending June 30, 2000.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
             Name of Issuer                           Shares             Value
                                                                        (000's)
COMMON STOCK

Auto and Truck Parts - 0.2%
  Lear Corp. * .................................      138,400          $  2,768

Automobile - 0.3%
  General Motors Corp. - Cl. H .................       45,000             3,949

Banks - 0.3%
  Comerica, Inc. ...............................      100,000             4,487

Business Services - 0.6%
  Automatic Data Processing, Inc. ..............       47,100             2,523
  Electronic Data Systems Corp. ................      150,000             6,187
                                                                       --------
                                                                          8,710

Commercial Services - 1.6%
  Convergys Corp. * ............................      102,500             5,317
  Interpublic Group Cos., Inc. .................      108,300             4,657
  Lamar Advertising Co. * ......................      119,100             5,158
  Omnicom Group, Inc. ..........................       96,000             8,550
                                                                       --------
                                                                         23,682

Computer Equipment - 14.4%
  Compaq Computer Corp. ........................      263,600             6,738
  Comverse Technology, Inc. * ..................       89,400             8,314
  Dell Computer Corp. * ........................      533,600            26,313
  Hewlett-Packard Co. ..........................      127,200            15,884
  Intel Corp. ..................................      704,900            94,237
  International Business Machines Corp. ........      286,100            31,346
  Network Appliance, Inc. * ....................      140,100            11,278
  VERITAS Software Corp. * .....................      181,000            20,456
                                                                       --------
                                                                        214,566

Computer Software and Services - 19.3%
  Adobe Systems, Inc. ..........................       55,600             7,228
  America Online, Inc. * .......................      507,000            26,744
  DST Systems, Inc. * ..........................       66,300             5,047
  EMC Corp. * ..................................      496,300            38,184
  First Data Corp. .............................      145,200             7,206
  Fiserv, Inc. .................................      168,200             7,275
  Intuit, Inc. * ...............................      201,300             8,329
  Microsoft Corp. ..............................      716,200            57,296
  Oracle Corp. *................................      600,300            50,463
  Portal Software, Inc. * ......................      173,800            11,101
  Siebel Systems, Inc. * .......................       80,000            13,085
  Sun Microsystems, Inc. * .....................      402,700            36,620
  Yahoo!, Inc. * ...............................      158,200            19,597
                                                                      ---------
                                                                        288,175

Consumer - Miscellaneous - 0.5%
  Black & Decker Corp. .........................      187,400             7,367

Diversified Operations - 7.9%
  Corning, Inc. ................................       67,200            18,136
  El Paso Energy Corp. .........................      147,800             7,528
  General Electric Co. .........................    1,750,000            92,750
                                                                      ---------
                                                                        118,414

Electronic Products and Services - 19.3%
  Agilent Technologies, Inc. * .................      149,900            11,055
  Altera Corp. * ...............................       85,200             8,685
  Anadigics, Inc. * ............................      130,000             4,428
  Analog Devices, Inc. * .......................      130,900             9,948
  Applied Materials, Inc. * ....................      169,400            15,352
  Applied Micro Circuits Corp. * ...............       95,400             9,421
  Atmel Corp. * ................................      168,600             6,217
  Cisco Systems, Inc. * ........................    1,690,700           107,465
  Jabil Circuit, Inc. * ........................       82,800             4,109
  Lam Research Corp. * .........................      154,800             5,805
  Linear Technology Corp. ......................      136,800             8,747
  LSI Logic Corp. * ............................      114,300             6,187
  Maxim Integrated Products, Inc. * ............      149,600            10,163
  Motorola, Inc. ...............................      156,000             4,534
  Novellus Systems, Inc. * .....................       80,700             4,565
  PE Corp-BE Biosystems Group ..................       85,600             5,639
  Sanmina Corp. * ..............................       50,000             4,275
  SCI Systems, Inc. * ..........................      159,700             6,258
  Solectron Corp. * ............................      163,600             6,851
  Teradyne, Inc. * .............................       65,800             4,836
  Texas Instruments, Inc. ......................      372,900            25,614
  Vitesse Semiconductor Corp. * ................       60,400             4,443
  Waters Corp. * ...............................       47,000             5,866
  Xilinx, Inc. * ...............................      101,500             8,380
                                                                       --------
                                                                        288,843

Financial Services - 1.2%
  Citigroup, Inc. ..............................      300,000            18,075

Health Care Products - 12.6%
  Allergan, Inc. ...............................      158,700            11,823
  American Home Products Corp. .................      123,300             7,244
  Bristol-Myers Squibb Co. .....................      195,900            11,411
  Cardinal Health, Inc. ........................       97,800             7,237
  Cephalon, Inc. * .............................       69,300             4,149
  CV Therapeutics, Inc. * ......................       48,400             3,355
  Eli Lilly & Co. ..............................      163,900            16,369
  Merck & Co., Inc. ............................      351,200            26,911
  Pfizer, Inc. .................................    1,003,100            48,149
  Pharmacia Corp. ..............................      290,400            15,010
  QLT PhotoTherapeutics, Inc. * ................      114,700             8,868
  Schering-Plough Corp. ........................      543,200            27,432
                                                                       --------
                                                                        187,958

Health Care Services - 0.3%
  Wellpoint Health Networks, Inc. * ............       61,600             4,462

Insurance - 2.2%
  Aon Corp. ....................................      200,200             6,219
  AXA Financial, Inc. ..........................      265,300             9,020
  Hartford Financial Services Group, Inc. ......       98,200             5,493
  Lincoln National Corp. .......................      179,500             6,485
  PartnerRe, Ltd. ..............................      156,000             5,528
                                                                      ---------
                                                                         32,745

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO

                                                                        Market
             Name of Issuer                            Shares            Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Machinery - 0.4%
  Ingersoll-Rand Co. ...........................      151,700         $   6,106

Media - Publishing - 0.6%
  AT&T Corp. - Liberty Media Group - Cl. A * ...      386,800             9,380

Media - TV / Radio - 2.1%
  Infinity Broadcasting Corp. - Cl. A * ........      148,200             5,400
  Time Warner, Inc. ............................      182,400            13,863
  Viacom, Inc. - Cl. B * .......................      173,600            11,837
                                                                      ---------
                                                                         31,100

Oil and Natural Gas Exploration and Production -
0.2%
Noble Drilling Corp. * .........................       80,000             3,295

Retail - Department Stores - 5.9%
  Circuit City Stores, Inc. ....................       80,100             2,658
  Gap, Inc. ....................................      362,500            11,328
  Home Depot, Inc. .............................      487,300            24,335
  Lowe's Cos., Inc. ............................      186,100             7,642
  RadioShack Corp. .............................       91,900             4,354
  Tiffany & Co. ................................       70,000             4,725
  TJX Cos., Inc. ...............................      456,600             8,561
  Wal-Mart Stores, Inc. ........................      438,100            25,245
                                                                      ---------
                                                                         88,848

Retail - Food - 0.2%
  Outback Steakhouse, Inc. * ...................      128,200             3,750

Telecommunication Equipment - 6.4%
  ADC Telecommunications, Inc. * ...............      119,400            10,015
  CIENA Corp. * ................................       49,200             8,201
  JDS Uniphase Corp. * .........................      200,100            23,987
  Lucent Technologies, Inc. ....................      550,000            32,587
  Nortel Networks Corp. ........................      175,000            11,944
  RF Micro Devices, Inc. * .....................       48,100             4,215
  Scientific-Atlanta, Inc. .....................       63,000             4,693
                                                                      ---------
                                                                         95,642

Telecommunication Services - 2.8%
  Clear Channel Communications, Inc. * .........      104,100             7,808
  Sprint PCS (PCS Group) * .....................      295,000            17,552
  WorldCom, Inc. * .............................      365,900            16,786
                                                                      ---------
                                                                         42,146
                                                                      ---------
                             TOTAL COMMON STOCK-         99.3%        1,484,468

                                                        Par            Market
                                                       Value            Value
                                                      (000's)          (000's)
SHORT-TERM INVESTMENTS - 2.5%

 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 ..........................     $ 38,005            38,005
                              TOTAL INVESTMENTS-        101.8%        1,522,473
            Payables, less Cash and receivables-         (1.8)%        (27,588)
                                                     ---------        ---------
                                     NET ASSETS-        100.0%        1,494,885
                                                     =========        =========

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
FUNDAMENTAL MID CAP GROWTH PORTFOLIO


                                                                        Market
                Name of Issuer                           Shares          Value
                                                                       (000's)
COMMON STOCK

Commercial Services - 4.0%
  Celestica, Inc. * ............................          16,000        $   794
  True North Communications ....................           5,800            255
  Young & Rubicam, Inc. ........................           4,000            229
                                                                        -------
                                                                          1,278

Computer Equipment - 2.6%
  Foundry Networks, Inc. * .....................           4,787            529
  SanDisk Corp. * ..............................           3,000            184
  Silicon Storage Technology, Inc. * ...........           1,500            132
                                                                        -------
                                                                            845

Computer Software and Services - 18.4%
  Agile Software Corp. * .......................           1,000             71
  Alteon Websystems, Inc. * ....................           5,400            540
  Citrix Systems, Inc. * .......................             500             10
  Clarent Corp. * ..............................           1,500            107
  E.piphany, Inc. * ............................             100             11
  Exodus Communications, Inc. * ................           1,300             60
  Intertrust Technologies Corp. * ..............           7,500            154
  Kana Communications, Inc. * ..................           8,500            526
  Mercury Interactive Corp. * ..................           8,300            803
  Micromuse, Inc. * ............................           6,900          1,142
  Portal Software, Inc. * ......................           5,000            319
  Rational Software Corp. * ....................           9,300            864
  RealNetworks, Inc. * .........................           6,000            303
  Redback Networks, Inc. * .....................           1,200            214
  Research in Motion, Ltd. * ...................           4,000            181
  Utstarcom, Inc. ..............................          12,200            371
  Vitria Technology, Inc. * ....................           3,000            183
                                                                        -------
                                                                          5,859
Electric Power - 2.4%
  Calpine Corp. * ..............................          11,800            776

Electronic Products and Services - 24.9%
  Amkor Technology, Inc. * .....................             200              7
  Applied Micro Circuits Corp. * ...............           3,500            346
  Bookham Technolgy plc ........................          14,000            830
  Flextronics International Ltd. ...............           4,000            275
  GlobeSpan, Inc. * ............................             100             12
  Jabil Circuit, Inc. * ........................          11,000            546
  Millipore Corp. ..............................          10,000            754
  Newport Corp. ................................          12,100          1,299
  QLogic Corp. * ...............................           7,500            495
  Sanmina Corp. * ..............................           9,600            821
  SDL, Inc. * ..................................           2,800            799
  TranSwitch Corp. * ...........................           7,000            540
  Virata, Corp. * ..............................           5,500            328
  Vishay Intertechnology, Inc. * ...............           3,750            142
  Vitesse Semiconductor Corp. * ................           3,350            246
  Waters Corp. * ...............................           4,000            499
                                                                        -------
                                                                          7,939

Food, Beverage and Tobacco - 0.5%
  Adolph Coors Co. - Cl. B .....................           2,500            151

Health Care Products - 4.3%
  Abgenix, Inc. * ..............................           5,000            599
  Affymetrix, Inc. * ...........................           1,800            297
  ImClone Systems, Inc. * ......................           3,000            230
  QLT PhotoTherapeutics, Inc. * ................           3,000            232
                                                                        -------
                                                                          1,358

Machinery - 1.9%
  SPX Corp. ....................................           5,000            605

Media - TV / Radio - 2.0%
  Hispanic Broadcasting Corp. *.................          12,400            411
  TV Guide, Inc. - Cl. A * .....................           2,000             69
  Univision Communications, Inc. - Cl. A * .....           1,500            155
                                                                        -------
                                                                            635

Oil and Natural Gas Exploration and Production -
2.2%
  Kinder Morgan, Inc. ..........................          20,000            691

Retail - Department Stores - 7.5%
  BJ's Wholesale Club, Inc. ....................          17,000            561
  Copper Mountain Networks, Inc. * .............          10,400            916
  Tiffany & Co. ................................          13,600            918
                                                                        -------
                                                                          2,395

Telecommunication Equipment - 11.5%
  E-Tek Dynamics, Inc. * .......................           2,400            633
  Efficient Networks, Inc. * ...................          10,750            791
  Finisar Corp. * ..............................          17,000            445
  Harmonic, Inc. * .............................           2,256             56
  JDS Uniphase Corp. * .........................           4,454            534
  Next Level Communications, Inc. * ............           1,500            128
  RF Micro Devices, Inc. * .....................           6,400            561
  Scientific-Atlanta, Inc. .....................           6,750            503
                                                                        -------
                                                                          3,651

Telecommunication Services - 3.6%
  Aether Systems, Inc. * .......................           5,000          1,025
  Aspect Communications Corp. * ................             100              4
  Nextel Partners, Inc. - Cl. A * ..............           3,300            107
                                                                        -------
                                                                          1,136
                                                                        -------
                             TOTAL COMMON STOCK-            85.8%        27,319

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 13.8%
  Investment in joint trading account (Note B)
     6.853% due 07/03/00 .......................          $4,374          4,374
                              TOTAL INVESTMENTS-            99.6%        31,693
            Receivables, less Cash and payables-             0.4%           136
                                                          ------        -------
                                     NET ASSETS-           100.0%        31,829
                                                          ======        =======

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO


                                                                      Market
              Name of Issuer                          Shares           Value
                                                                      (000's)
COMMON STOCK

Aerospace and Defense - 1.4%
  General Dynamics Corp. .......................        1,200          $     63
  Honeywell International, Inc. ................        1,400                47
  United Technologies Corp. ....................        1,600                94
                                                                       --------
                                                                            204

Auto and Truck Parts - 0.0%
  Visteon Corp. ................................          223                 3

Automobile - 0.5%
  Ford Motor Co. ...............................        1,700                73

Banks - 2.1%
  AmSouth Bancorporation .......................        1,400                22
  Bank of America Corp. ........................          400                17
  Comerica, Inc. ...............................          900                40
  FleetBoston Financial Corp. ..................        4,500               153
  J.P. Morgan & Co., Inc. ......................          500                55
  Suntrust Banks, Inc. .........................          600                28
                                                                      ---------
                                                                            315

Business Services - 0.4%
  Automatic Data Processing, Inc. ..............        1,100                59

Chemicals - 1.3%
  Air Products & Chemicals, Inc. ...............        1,200                37
  Dow Chemical Co. .............................        3,600               109
  Praxair, Inc. ................................        1,200                45
                                                                      ---------
                                                                            191

Commercial Services - 0.9%
  Interpublic Group Cos., Inc. .................        1,200                52
  Omnicom Group, Inc. ..........................          700                62
  R.R. Donnelley & Sons Co. ....................          900                20
                                                                      ---------
                                                                            134

Computer Equipment - 6.5%
  Compaq Computer Corp.  .......................        1,700                44
  Comverse Technology, Inc. ....................          400                37
  Dell Computer Corp. ..........................        2,300               114
  Hewlett-Packard Co. ..........................          900               112
  Intel Corp. ..................................        2,900               388
  International Business Machines Corp. ........        1,500               164
  Network Appliance, Inc. ......................          300                24
  VERITAS Software Corp. .......................          700                79
                                                                      ---------
                                                                            962
Computer Software and Services - 8.3%
  America Online, Inc. .........................        1,600                84
  Electronic Data Systems Corp. ................        1,200                50
  EMC Corp. ....................................        1,600               123
  First Data Corp. .............................        2,400               119
  Intuit, Inc. .................................          800                33
  Microsoft Corp. ..............................        4,400               352
  Oracle Corp. .................................        2,900               244
  Siebel Systems, Inc. .........................          200                33
  Sun Microsystems, Inc. .......................        1,300               118
  Yahoo!, Inc. .................................          600                74
                                                                      ---------
                                                                          1,230

Consumer - Miscellaneous - 0.8%
  Avery Dennison Corp. .........................          700                47
  Black & Decker Corp. .........................        1,400                55
  Sherwin-Williams Co. .........................        1,100                23
                                                                      ---------
                                                                            125
Cosmetics and Personal Care Products - 0.2%
 Procter & Gamble Co. ..........................          500                29

Diversified Operations - 5.2%
 El Paso Energy Corp. ..........................        1,100                56
 General Electric Co. ..........................        9,000               477
 Illinois Tool Works, Inc. .....................          500                28
 Minnesota Mining & Manufacturing Co. ..........          700                58
 Textron, Inc. .................................        1,000                54
 Tyco International, Ltd. ......................        2,000                95
                                                                      ---------
                                                                            768
Electric Power - 2.3%
 Ameren Corp. ..................................          800                27
 Constellation Energy Group. ...................          800                26
 Dominion Resources, Inc. ......................        1,600                69
 Duke Energy Co. ...............................        1,800               101
 PG & E Corp. ..................................        1,600                39
 Pinnacle West Capital Corp. ...................          700                24
 Reliant Energy, Inc. ..........................        2,000                59
                                                                      ---------
                                                                            345
Electronic Products and Services - 6.6%
 Agilent Technologies, Inc. ....................          343                25
 Altera Corp. ..................................          400                41
 Analog Devices, Inc. ..........................          500                38
 Applied Materials, Inc. .......................          700                64
 Cisco Systems, Inc. ...........................        6,800               432
 Linear Technology Corp. .......................          600                38
 Maxim Integrated Products, Inc. ...............          600                41
 Motorola, Inc. ................................        1,900                55
 SCI Systems, Inc. .............................        1,000                39
 Solectron Corp. ...............................          600                25
 Texas Instruments, Inc. .......................        1,500               103
 Waters Corp. ..................................          300                38
 Xilinx, Inc. ..................................          400                33
                                                                      ---------
                                                                            972
Financial Services - 3.1%
 Associates First Capital Corp. - Cl. A ........        1,300                29
 Citigroup, Inc.  ..............................        6,500               391
 Mellon Financial Corp. ........................          900                33
                                                                      ---------
                                                                            453
Food, Beverage and Tobacco - 1.2%
 Anheuser-Busch Cos., Inc. .....................          500                37

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                                         Market
              Name of Issuer                            Shares           Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Food, Beverage and Tobacco - Continued
 ConAgra, Inc. .................................        1,100          $     21
 PepsiCo, Inc. .................................          600                27
 Philip Morris Cos., Inc. ......................        2,100                56
 Sysco Corp. ...................................          700                29
                                                                      ---------
                                                                            170
Health Care Products - 10.3%
 Allergan, Inc. ................................        1,000                75
 American Home Products Corp. ..................        1,100                65
 Bausch & Lomb, Inc. ...........................          400                31
 Bristol-Myers Squibb Co. ......................        2,700               157
 Cardinal Health, Inc. .........................          400                30
 Eli Lilly & Co. ...............................          700                70
 Johnson & Johnson .............................          600                61
 Merck & Co., Inc. .............................        2,300               176
 Pfizer, Inc. ..................................       11,075               532
 Pharmacia Corp. ...............................        3,000               155
 Schering-Plough Corp. .........................        2,600               131
 UnitedHealth Group, Inc. ......................          400                34
                                                                      ---------
                                                                          1,517
Health Care Services - 0.2%
 Wellpoint Health Networks, Inc. ...............          300                22

Household Appliances/Furnishings - 0.1%
 Leggett & Platt, Inc. .........................        1,300                21

Insurance - 4.9%
 American General Corp. ........................        1,800               110
 Aon Corp. .....................................        1,600                50
 AXA Financial, Inc. ...........................        3,200               109
 Cigna Corp. ...................................        1,200               112
 Hartford Financial Services Group, Inc. .......        1,300                73
 Lincoln National Corp. ........................        1,700                61
 Marsh & McLennan Cos., Inc. ...................          800                84
 St. Paul Cos., Inc. ...........................        1,100                37
 XL Capital, Ltd. - Cl. A ......................        1,500                81
                                                                      ---------
                                                                            717
Machinery - 0.4%
 Ingersoll-Rand Co. ............................        1,400                56

Media - Publishing - 0.4%
 AT&T Corp. - Liberty Media Group -
      Cl. A ....................................        2,600                63

Media - TV/Radio - 1.7%
 Infinity Broadcasting Corp. - Cl. A ...........        1,500                55
 Time Warner, Inc. .............................        1,000                76
 Viacom, Inc. - Cl. B ..........................        1,793               122
                                                                      ---------
                                                                            253
Oil - 0.7%
 Royal Dutch Petroleum Co. - NY Shares .........        1,700               105

Oil and Natural Gas Exploration and
 Production - 2.5%
 Chevron Corp. .................................          600                51
 Exxon Mobil Corp. .............................        3,100               244
 Kerr-McGee Corp. ..............................          700                41
 USX-Marathon Group ............................        1,200                30
                                                                      ---------
                                                                            366
Paper and Forest Products - 0.3%
 Kimberly-Clark Corp. ..........................          700                40

Personal and Commercial Lending - 0.3%
 MBNA Corp. ....................................        1,800                49

Retail - Department Stores - 4.6%
 Federated Department Stores, Inc. .............        1,500                51
 Gap, Inc. .....................................        3,600               112
 Home Depot, Inc. ..............................        2,600               130
 Limited, Inc. .................................        1,600                35
 Lowe's Cos., Inc. .............................        1,200                49
 Target Corp. ..................................          900                52
 TJX Cos., Inc. ................................        2,800                53
 Wal-Mart Stores, Inc. .........................        3,300               190
                                                                      ---------
                                                                            672
Retail - Food - 0.2%
 Brinker International, Inc. ...................          800                23

Steel - 0.2%
 USX-U.S. Steel Group, Inc. ....................        1,900                35

Telecommunication Equipment - 2.9%
 ADC Telecommunications, Inc. ..................          500                42
 JDS Uniphase Corp. ............................          400                48
 Lucent Technologies, Inc. .....................        2,300               136
 Nortel Networks Corp. .........................        2,900               198
                                                                      ---------
                                                                            424
Telecommunication Services - 1.7%
 Clear Channel Communications, Inc. ............          500                38
 Sprint PCS (PCS Group) ........................        1,400                83
 WorldCom, Inc. ................................        2,900               133
                                                                      ---------
                                                                            254
Telephone - 1.9%
 Bell Atlantic Corp. ...........................        1,000                51
 BellSouth Corp. ...............................          600                26
 SBC Communications, Inc. ......................        3,000               130
 Sprint Corp. ..................................        1,400                71
                                                                      ---------
                                                                            278
Transportation Services - 0.2%
 Union Pacific Corp. ...........................          600                22

U.S. Government Agencies - 0.6%
 Federal National Mortgage Assoc. ..............        1,700                89
                                                                      ---------
                             TOTAL COMMON STOCK-         74.9%           11,039

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO
                                                        Par             Market
              Name of Issuer                           Value             Value
                                                      (000's)           (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.1%
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 .............................      $    15          $     15

Automobile - 0.3%
 Ford Motor Co. - Bonds
 6.625% due 10/01/28 ...........................           60                51

Banks - 1.0%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 ...........................           50                48
 Capital One Bank - Notes
 7.08% due 10/30/01 ............................           50                50
 Korea Development Bank - Bonds
 7.125% due 09/17/01 ...........................           50                50
                                                                      ---------
                                                                            148
Brokerage and Investment Management - 0.3%
 Lehman Brothers Holdings, Inc. - Notes
 6.5% due 10/01/02 .............................           50                49

Computer Equipment - 0.2%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 ...........................           30                29

Diversified Operations - 0.4%
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01 ...........................           30                30
 General Electric Capital Corp.
 7.5% due 05/15/05 .............................           30                30
                                                                      ---------
                                                                             60
Financial Services - 1.0%
 Finova Capital Corp. - Notes
 5.875% due 10/15/01 ...........................           50                45
 Green Tree Financial Corp. - Ser. 1996-8
  Cl. A6
 7.6% due 10/15/27 .............................           50                50
 PNC Funding Corp.
 7.0% due 09/01/04 .............................           50                49
                                                                      ---------
                                                                            144
Media - TV / Radio - 0.3%
 Cox Communications, Inc. - Debs.
 6.8% due 08/01/28 .............................           50                43
 News America, Inc. - Debs.
 7.125% due 04/08/28 ...........................           10                 8
                                                                      ---------
                                                                             51
Natural Gas Distribution - 0.2%
 Enron Corp. - Debs.
 9.125% due 04/01/03 ...........................           30                31

Oil - Equipment and Services - 0.1%
 Petroleum Geo-Services ASA - Sr. Notes
 7.125% due 03/30/28 ...........................           20                17

Oil and Natural Gas Exploration and
Production - 0.2%
 Amerada Hess Corp. - Bonds
 7.875% due 10/01/29 ...........................           30                29

Personal and Commercial Lending - 0.3%
 Household Finance Corp. - Notes
 6.0% due 05/01/04 .............................           30                28
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28 ...........................           10                 9
                                                                      ---------
                                                                             37
Retail - Department Stores - 0.1%
 Wal Mart Stores, Inc.
 7.55% due 02/15/30 ............................           20                20

Retail - Food - 0.5%
 Safeway, Inc. - Notes
 5.875% due 11/15/01 ...........................           50                49
 The Kroger Co
 8.05% due 02/01/10 ............................           20                20
                                                                      ---------
                                                                             69
Telephone - 0.1%
 Sprint Capital Corp.
 6.875% due 11/15/28 ...........................           10                 9

Transportation Services - 0.1%
 Delta Air Lines, Inc.
 8.3% due 12/15/29 .............................           20                17

U.S. Government Agencies - 7.6%
 Federal National Mortgage Assoc.
 6.0% due 07/25/15 .............................          345               326
 6.5% due 08/25/30 .............................          150               141
 7.0% due 08/25/30 .............................          310               299
 7.25% due 05/15/30 ............................           70                72
 7.5% due 07/25/30 .............................          279               275
                                                                      ---------
                                                                          1,113
U.S. Governmental - 9.0%
 U.S. Treasury - Bonds
 5.25% due 02/15/29 ............................          250               222
 5.875% due 11/15/04 ...........................          170               168
 6.25% due 05/15/30 ............................          150               157
 U.S. Treasury - Notes
 6.25% due 10/31/01 ............................          265               264
 6.25% due 08/31/02 ............................          260               259
 6.5% due 02/15/10 .............................          255               264
                                                                      ---------
                                                                          1,334
                                                                      ---------
                    TOTAL PUBLICLY-TRADED BONDS-         21.8%            3,223

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AGGRESSIVE BALANCED PORTFOLIO

                                                       Par           Market
              Name of Issuer                          Value           Value
                                                     (000's)         (000's)
 Investment in joint trading account
  (Note B)
 6.853% due 07/03/00............................    $   1,535       $   1,535
                                                    ---------       ---------
                              TOTAL INVESTMENTS-        107.1%         15,798
            Payables, less cash and receivables-         (7.1)%        (1,054)
                                                    ---------       ---------
                                     NET ASSETS-        100.0%         14,744

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND


                                                        Par               Par
              Name of Issuer                           Value             Value
                                                      (000's)           (000's)

PUBLICLY-TRADED BONDS

Aerospace and Defense - 1.0%
 Jet Equipment Trust
 10.91% due 08/15/14 ...........................    $   2,100         $   2,129
 Lockheed Martin Corp. - Notes
 7.95% due 12/01/05 ............................        1,860             1,873
 Lockheed Martin Corp. - Bonds
 8.5% due 12/01/29 .............................        1,815             1,848
 Raytheon Co.
 7.9% due 03/01/03 .............................        2,605             2,617
                                                                      ---------
                                                                          8,467
Agricultural Operations - 0.3%
 Marlin Water Trust - Sr. Notes 144A (a)
 7.09% due 12/15/01 ............................        2,553             2,526

Automobile - 0.9%
 DaimlerChrysler NA Holding Co. - Notes
 7.4% due 01/20/05 .............................        2,520             2,514
 DaimlerChysler AG - Debs.
 7.45% due 03/01/27 ............................        1,800             1,724
 Ford Motor Co. - Debs.
 9.0% due 09/15/01 .............................        2,000             2,039
 United Rentals, Inc.
 9.0% due 04/01/09 .............................        1,230             1,089
                                                                      ---------
                                                                          7,366
Banks - 2.8%
 Abbey National First Capital - Sr. Sub
  Notes
 8.2% due 10/15/04 .............................        4,000             4,101
 BankBoston Corp. - Sub. Notes
 6.625% due 12/01/05 ...........................        2,385             2,279
 International Bank of Reconstruction &
  Development - Debs.
 8.25% due 09/01/16 ............................        2,150             2,364
 National Westminister Bank, NY - Sub Notes
 9.45% due 05/01/01 ............................        5,000             5,085
 NB Capital Trust IV
 8.25% due 04/15/27 ............................        1,680             1,570
 RBSG Capital Corp. - Notes
 10.125% due 03/01/04 ..........................        5,000             5,376
 Royal Bank of Scotland Group plc
 8.817% due 03/31/05 ...........................        1,870             1,926
                                                                      ---------
                                                                         22,701
Brokerage and Investment Management - 1.0%
 Bear Stearns Co., Inc.
 7.625% due 02/01/05 ...........................        1,705             1,679
 Goldman Sachs Group, Inc. - Notes
 7.35% due 10/01/09 ............................        1,700             1,629
 Morgan Stanley Group, Inc. - Notes
 8.875% due 10/15/01 ...........................        3,000             3,055
 Salomon Brothers Mortgage Securities VII
 6.75% due 07/25/24 ............................        1,890             1,888
                                                                      ---------
                                                                          8,251
Chemicals - 0.2%
 Akzo Nobel, Inc. - Bonds 144A (a)
 6.0% due 11/15/03 .............................        1,630             1,546
 Equistar Chemical - Notes
 8.5% due 02/15/04 .............................          145               143
                                                                      ---------
                                                                          1,689
Computer Software and Services - 0.4%
 Exodus Communications, Inc.
 10.75% due 12/15/09 ...........................        1,550             1,496
 PSINet, Inc. - Sr. Notes
 11.5% due 11/01/08 ............................          950               902
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 ..........................        1,135             1,192
                                                                      ---------
                                                                          3,590
Diversified Operations - 0.2%
 Harrahs Operating Co., Inc.
 7.5% due 01/15/09 .............................        1,495             1,387

Electric Power - 7.6%
 AES Corp. - Sr. Notes
 9.5% due 06/01/09 .............................          935               916
 AES Corp. - Sr. Sub. Notes
 10.25% due 07/15/06 ...........................        3,113             3,105
 AES Eastern Energy
 9.0% due 01/02/17 .............................        2,130             2,074
 Beaver Valley Funding Corp. - Debs.
 9.0% due 06/01/17 .............................        2,365             2,327
 BVPS II Funding Corp. - Coll. Lease Bonds
 8.89% due 06/01/17 ............................        2,464             2,366
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ............................        2,100             2,143
 Calpine Corp. - Sr. Notes
 10.5% due 05/15/06 ............................        1,920             1,987
 Cleveland Electric Illuminating Co.
 7.88% due 11/01/17 ............................          480               459
 Cleveland Electric Illuminating Co. - 1st
  Mtge.
 9.5% due 05/15/05 .............................        5,775             5,791
 CMS Energy Corp. - Sr. Notes
 6.75% due 01/15/04 ............................        2,040             1,896
 8.125% due 05/15/02 ...........................        2,650             2,628
 Connecticut Light & Power Co.
 7.75% due 06/01/02 ............................        1,090             1,094
 Connecticut Light & Power Co. - Notes 144A (a)
 8.59% due 06/04/03 ............................        1,310             1,275

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND
                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Electric Power - Continued
 East Coast Power LLC - Secd. Notes
 7.066% due 03/31/12 ...........................    $   1,855         $   1,706
 Long Island Lighting Co. - Debs.
 8.2% due 03/15/23 .............................        3,235             3,177
 Midland Cogeneration Venture - Debs.
 10.33% due 07/23/02 ...........................          496               508
 10.33% due 07/23/02 ...........................        2,046             2,094
 Monterrey Power SA de CV - Sec. Bonds 144A (a)
 9.625% due 11/15/09 ...........................          720               662
 Niagara Mohawk Power Corp. - Debs.
 8.77% due 01/01/18 ............................        3,965             4,008
 North Atlantic Energy Corp. - 1st Mtge.
 9.05% due 06/01/02 ............................        1,230             1,244
 Peco Energy Transition Trust
 0.99% due 03/01/10 ............................        7,630             7,710
 PNPP II Funding Corp. - Debs.
 9.12% due 05/30/16 ............................        2,455             2,445
 Quest Diagnostic, Inc.
 10.75% due 12/15/06 ...........................        1,847             1,912
 Sierra Pacific Resources - Notes
 8.75% due 05/15/05 ............................        2,535             2,574
 System Energy Resources, Inc. - 1st Mtge.
 7.71% due 08/01/01 ............................        2,590             2,591
 Waterford 3 Funding - Entergy - Bonds
 8.09% due 01/02/17 ............................        4,488             4,201
                                                                      ---------
                                                                         62,893
Electronic Products and Services - 0.0%
 Amkor Technologies, Inc. - Sr. Sub Notes
 10.5% due 05/01/09 ............................          370               373

Energy - Alternative Source - 0.4%
 CALENERGY , Inc.
 7.23% due 09/15/05 ............................        1,425             1,385
 Panhandle East Pipe Line - Sr. Notes 144A (a)
 8.25% due 04/01/10 ............................        1,870             1,868
                                                                      ---------
                                                                          3,253
Financial Services - 2.3%
 Associates Corp. of North America - Debs.
 6.95% due 11/01/18 ............................        1,465             1,289
 Bank of New York Institution Capital - 144A (a)
 7.78% due 12/01/26 ............................        3,350             2,926
 Barclays North America Capital Corp. - Debs.
 9.75% due 05/15/21 ............................        4,650             4,924
 CIT Group, Inc. - Notes
 5.5% due 10/15/01 .............................
 General Motors Acceptance Corp. - Notes
 7.75% due 01/19/10 ............................        2,175             2,162

 Peco Energy Transition Trust
 6.05% due 03/01/09 ............................        2,600             2,428
 Sun Canada Financial Co. - Bonds 144A (a)
 6.625% due 12/15/07 ...........................        3,345             3,184
 URC Holdings Corp. - Sr. Notes 144A (a)
 7.875% due 06/30/06 ...........................        1,840             1,876
                                                                      ---------
                                                                         18,789
Food, Beverage and Tobacco - 0.3%
 Canandaigua Brands, Inc. - Sr. Sub. Notes
 8.75% due 12/15/03 ............................        2,365             2,270

Foreign Governmental - 2.3%
 Hydro-Quebec - Debs.
 9.4% due 02/01/21 .............................          610               709
 Hydro-Quebec - Debs. Ser. FU
 11.75% due 02/01/12 ...........................        5,000             6,565
 Hydro-Quebec - Debs. Ser. IF
 7.375% due 02/01/03 ...........................        1,000             1,001
 Nova Scotia
 8.75% due 04/01/22 ............................        3,000             3,321
 Province of Manitoba
 9.0% due 12/15/00 .............................        3,000             3,027
 9.25% due 04/01/20 ............................        2,000             2,301
 Province of Saskatchewan
 9.375% due 12/15/20 ...........................        1,500             1,732
 Republic of Brazil
 4.5% due 04/15/14 .............................
 Republic of Venezuela - Debs.
 6.812% due 12/18/07 ...........................
                                                                      ---------
                                                                         18,656
Health Care Products - 0.2%
 Fresenius Medical Capital Trust II
 7.875% due 02/01/08 ...........................        1,740             1,583

Health Care Services - 0.6%
 Dynacare, Inc. - Sr. Notes
 10.75% due 01/15/06 ...........................        2,660             2,407
 Iasis Healthcare Corp.
 13.0% due 10/15/09 ............................        1,225             1,222
 Tenet Healthcare Corp. - Sr. Notes
 8.0% due 01/15/05 .............................        1,295             1,247
                                                                      ---------
                                                                          4,876
Insurance - 1.3%
 Conseco, Inc. - Notes
 9.0% due 10/15/06 .............................

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Insurance - Continued
 Equitable Life Assurance Society USA -
  Notes 144A (a)
 6.95% due 12/01/05 ............................    $   2,750         $   2,657
 Mass. Mutual Life Insurance Co. - Notes
  144A (a)
 7.625% due 11/15/23 ...........................        2,640             2,510
 New York Life Insurance Co. - Sr. Notes
  144A (a)
 7.5% due 12/15/23 .............................        5,970             5,250
                                                                      ---------
                                                                         10,417
Leisure and Recreation - 0.3%
 SFX Entertainment, Inc.
 9.125% due 12/01/08 ...........................        2,570             2,596

Media - TV / Radio - 2.6%
 Adelphia Communications Corp. - Sr. Notes
 8.125% due 07/15/03 ...........................        1,270             1,203
 9.25% due 10/01/02 ............................        2,460             2,417
 Adelphia Communications Corp.
 9.375% due 11/15/09 ...........................          735               676
 Clear Channel Communications - Sr. Notes
 7.875% due 06/15/05 ...........................        2,545             2,557
 Continental Cablevision - Sr. Notes
 8.3% due 05/15/06 .............................        2,165             2,237
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 ...........................        1,845             1,790
 News America Holdings, Inc. - Debs.
 8.25% due 08/10/18 ............................        1,275             1,238
 Rogers Cablesystems - Sr. Notes
 10.0% due 03/15/05 ............................        1,205             1,235
 TCI Communications, Inc. - Debs.
 7.875% due 02/15/26 ...........................        2,745             2,727
 Time Warner, Inc. - Debs.
 9.125% due 01/15/13 ...........................        4,003             4,344
 United Pan Europe Communications Sr. Notes
  Ser.B
 11.25% due 11/01/09 ...........................        1,045               920
                                                                      ---------
                                                                         21,344
Metal Product and Fabrication - 0.2%
 Yanacocha Receivables - Pass thru Certs.
  144A (a)
 8.4% due 06/15/05 .............................        1,560             1,420

Metals and Mining - 0.2%
 Golden Northwest Aluminum
 12.0% due 12/15/06 ............................        1,420             1,420

Municipals - 0.4%
 New Hampshire State - Taxable Pease Dev. Auth.
 7.7% due 07/01/12 .............................        3,000             3,124

Oil - 0.8%
 Occidental Petroleum Corp.
 8.45% due 02/15/29 ............................        2,725             2,806
 Phillips Petroleum Co.
 8.75% due 05/25/10 ............................        1,815             1,922
 Valero Energy - Bonds
 8.75% due 06/15/30 ............................        1,815             1,880
                                                                      ---------
                                                                          6,608
Oil - Equipment and Services - 0.6%
 Humpuss Funding Corp. - 144A (a)
 7.72% due 12/15/09 ............................        1,078               791
 Petroleum-Geo Services ASA - Sr. Notes
 6.625% due 03/30/08 ...........................        2,410             2,131
 TOSCO Corp.
 8.125% due 02/15/30 ...........................        2,415             2,435
                                                                      ---------
                                                                          5,357
Oil and Natural Gas Exploration and
 Production - 1.1%
 Apache Finance of Canada
 7.75% due 12/15/29 ............................        1,830             1,786
 Coastal Corp.
 7.75% due 06/15/10 ............................        1,805             1,793
 Occidental Petroleum Corp. - Sr. Debs.
 10.125% due 09/15/09 ..........................        3,000             3,363
 Ocean Energy, Inc.
 8.875% due 07/15/07 ...........................        1,325             1,315
 Snyder Oil Corp.
 8.75% due 06/15/07 ............................          805               809
 Triton Energy Corp., Ltd. - Sr. Notes
 8.75% due 04/15/02 ............................          450               445
                                                                      ---------
                                                                          9,511
Paper and Forest Products - 0.7%
 Abitibi-Consolidated, Inc. - Debs.
 8.5% due 08/01/29 .............................          915               861
 Fort James Corp. - Sr. Notes
 6.5% due 09/15/02 .............................        2,120             2,069
 International Paper Co. Notes 144A (a)
 8.125% due 07/08/05 ...........................        2,540             2,563
                                                                      ---------
                                                                          5,493
Personal and Commercial Lending - 6.9%
 Commercial Mortgage Acceptance Corp. -
  Ser. 1991-C1 A1
 6.79% due 06/15/31 ............................        3,390             3,312
 CS First Boston Mortgage Securities Corp. -
  Ser. 1998-C1 A1A
 6.26% due 04/11/30 ............................        2,697             2,591
 Deutsche Mortgage & Asset Receiving Corp. -
  Ser. 1998-C1 Cl. C
 6.861% due 03/15/08 ...........................        2,170             2,043
 EQCC Home Equity Loan Trust
 6.57% due 02/15/29 ............................        2,120             2,003

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Personal and Commercial Lending - Continued
 Ford Motor Credit Co. - Notes
 6.125% due 04/28/03 ...........................    $   3,185         $   3,066
 Ford Motor Credit Co.
 7.375% due 10/28/09 ...........................        2,190             2,119
 GMAC Commercial Mortgage Securities, Inc.
 6.566% due 11/15/07 ...........................        3,385             3,207
 GMAC Commercial Mortgage Securities, Inc.
  - 1997-C1 A2
 6.853% due 09/15/06 ...........................        7,325             7,189
 Household Finance Corp. - Notes
 5.875% due 11/01/02 ...........................        3,955             3,819
 Household Finance Corp. - Sr. Unsub.
 5.875% due 02/01/09 ...........................        1,820             1,581
 LB Commercial Conduit Mortgage Trust -
  Ser. 1999-C1
 6.41% due 08/15/07 ............................        3,427             3,304
 Midland Funding Corp. II - Debs.
 11.75% due 07/23/05 ...........................        1,150             1,216
 Money Store Home Equity Trust - Ser.
  1997-C1 DAF7
 6.485% due 12/15/28 ...........................        4,060             3,881
 Morgan Stanley Capital Ser. 1999-CAM1 Cl. A3
 6.92% due 11/15/18 ............................        7,605             7,426
 U.S. West Capital Funding, Inc.
 6.875% due 07/15/28 ...........................        2,695             2,316
 UCFC Home Equity Loan - Ser. 1996-A1 A5
 6.5% due 04/15/16 .............................          166               165
 UCFC Home Equity Loan
 7.18% due 02/15/25 ............................        1,115             1,101
 UCFC Home Equity Loan - Ser. 1997-A1 A8
 7.22% due 06/15/28 ............................        6,648             6,563
                                                                      ---------
                                                                         56,902
Real Estate Investment Trust - 2.4%
 American Health Properties, Inc. - Notes
 7.5% due 01/15/07 .............................        1,350             1,202
 Amresco Residential Securities - Mtge.
  Loan
 6.51% due 08/25/27 ............................        7,885             7,539
 Cabot Industrial Properties LP - Notes
 7.125% due 05/01/04 ...........................        1,975             1,900
 Camden Property Trust - Sr. Notes
 7.0% due 04/15/04 .............................        2,170             2,081
 IMC Home Equity Loan Trust - Ser. 1998-1 A4
 6.6% due 03/20/25 .............................        3,280             3,191
 Liberty Property LP - Notes
 6.6% due 06/05/02 .............................        1,675             1,631
 TriNet Corp. Realty Trust, Inc. - Notes
 7.3% due 05/15/01 .............................        2,070             2,004
                                                                      ---------
                                                                         19,548
Real Estate Operations - 0.2%
 HMH Properties, Inc. - Ser. A
 7.875% due 08/01/05 ...........................        2,075             1,909

Telecommunication Equipment - 1.0%
 Axia, Inc.
 10.75% due 07/15/08 ...........................          915               714
 Crown Castle International Corp. - Sr.
  Notes
 9.0% due 05/15/11 .............................        1,665             1,532
 Deutsche Telekom International Finance
 8.25% due 06/15/30 ............................        2,190             2,224
 Nextel Communications - Sr. Notes
 9.375% due 11/15/09 ...........................        2,040             1,958
 Williams Communications Group, Inc. -
  Senior Notes
 10.875% due 10/01/09 ..........................        1,860             1,813
                                                                      ---------
                                                                          8,241
Telecommunication Services - 2.6%
 Clearnet Communications, Inc. - Sr. Disc.
  Notes
 0.0% due 12/15/05 .............................          900               927
 CSC Holdings, Inc. - Sr. Notes
 8.125% due 07/15/09 ...........................        2,830             2,754
 DOMINION Resources , Inc. Virginia
 8.125% due 06/15/10 ...........................        1,455             1,468
 Focal Communications Corp. - Sr. Notes
  144A (a)
 11.875% due 01/15/10 ..........................          765               761
 Global Crossing Holdings, Ltd.
 9.5% due 11/15/09 .............................        2,225             2,136
 GT Group Telecom
 13.25% due 02/01/10
 Level 3 Communications, Inc. - Sr. Notes
  144A (a)
 11.0% due 03/15/08 ............................        1,115             1,104
 MCI Worldcom, Inc. - Sr. Notes
 6.95% due 08/15/28
 McLeodUSA, Inc. - Sr. Notes
 9.5% due 11/01/08 .............................        1,520             1,475
 Nextel Communications, Inc. - Sr. Disc.
  Notes
 1.0% due 02/15/08
 NTL Communications Corp. - Sr. Notes
 11.5% due 10/01/08 ............................        1,980             1,980
 Telecorp PCS, Inc.
 11.625% due 04/15/09 ..........................        1,715             1,128
 Triton PCS, Inc.
 1.0% due 05/01/08 .............................          660               482

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

Telecommunication Services - Continued
 Vodafone Airtouch plc - Ser. 144A (a)
 7.75% due 02/15/10 ............................   $    1,830         $   1,814
 Voicestream Wireless Corp. Sr. Notes
 10.375% due 11/15/09 ..........................          920               952
 Voicestream Wireless Corp.
 11.5% due 09/15/09 ............................        1,540             1,671
 Worldcom, Inc.
 8.0% due 05/15/06 .............................        2,350             2,376
                                                                      ---------
                                                                         21,028
Telephone - 2.0%
 Comcast Cable Communications - Notes
 6.2% due 11/15/08 .............................        1,685             1,518
 GTE Corp. - Debs.
 8.75% due 11/01/21 ............................        3,000             3,248
 GTE North, Inc. - Debs.
 5.65% due 11/15/08 ............................        2,595             2,254
 LCI International, Inc. - Sr. Notes
 7.25% due 06/15/07 ............................        2,205             2,126
 Metromedia Fiber Network, Inc. - Sr. Notes
 10.0% due 11/15/08 ............................        1,920             1,901
 MetroNet Communications Corp. - Sr. Notes
 12.0% due 08/15/07 ............................        1,770             2,005
 NEXTLINK Communications, Inc. - Sr. Notes
 10.75% due 11/15/08 ...........................        1,115             1,098
 Sprint Capital Corp.
 6.9% due 05/01/19 .............................        2,760             2,450
                                                                      ---------
                                                                         16,600
Transportation Services - 2.1%
 America West Airlines, Inc. - Pass thru
  Certs.
 6.93% due 01/02/08 ............................        1,546             1,504
 Continental Airlines, Inc. - Pass thru
  Certs.
 7.206% due 06/30/04 ...........................        2,634             2,558
 Erac USA Finance Co. - Notes 144A (a)
 6.625% due 02/15/05 ...........................        3,345             3,156
 Fine Air Services, Inc.
 9.875% due 06/01/08 ...........................        2,090             1,630
 Northwest Airlines Corp.
 8.375% due 03/15/04 ...........................        1,475             1,365
 Northwest Airlines Corp. - Ser. 1996-1
 8.97% due 01/02/15 ............................          212               211
 NWA Trust - Sr. Notes
 9.25% due 06/21/14 ............................        2,297             2,452
 Railcar Trust - Pass thru Notes Ser.
  1992-1
 7.75% due 06/01/04 ............................        1,605             1,607
 U.S. Air, Inc. - Pass thru Certs. Ser.
  1990-A1
 11.2% due 03/19/05 ............................        1,200             1,212
 Wisconsin Central Transportation Corp. -
  Notes
 6.625% due 04/15/08 ...........................        1,360             1,281
                                                                      ---------
                                                                         16,976
U.S. Government Agencies - 31.1%
 Federal Home Loan Mortgage Corp.
 6.0% due 06/15/11 .............................       10,000             9,478
 Federal National Mortgage Assoc.
 6.0% due 09/01/14 .............................        9,721             9,193
 6.5% due 09/01/13 .............................          134               129
 6.5% due 07/01/14 .............................        8,854             8,533
 6.5% due 11/01/14 .............................          132               128
 6.5% due 01/01/15 .............................           61                59
 6.5% due 02/01/15 .............................          102                98
 6.5% due 06/01/15 .............................          448               432
 6.5% due 11/01/28 .............................       10,775            10,169
 6.625% due 09/15/09 ...........................       17,475            16,882
 6.94% due 01/25/22 ............................        1,455             1,435
 7.0% due 12/31/99 .............................        6,055             5,940
 7.0% due 09/01/10 .............................        4,418             4,362
 7.125% due 02/15/05 ...........................        9,825             9,865
 7.125% due 01/15/30 ...........................       11,595            11,680
 7.385% due 03/25/21 ...........................        1,172             1,174
 7.5% due 04/01/15 .............................        4,000             3,986
 7.5% due 05/01/15 .............................        4,465             4,450
 Government National Mortgage Assoc.
 6.0% due 01/15/29 .............................        9,793             9,019
 6.5% due 07/15/28 .............................       15,291            14,517
 6.5% due 01/15/29 .............................        4,540             4,309
 6.5% due 02/15/29 .............................        3,995             3,791
 6.5% due 04/15/29 .............................        8,374             7,948
 6.5% due 06/15/29 .............................       27,735            26,322
 6.5% due 08/15/29 .............................        7,229             6,861
 6.5% due 12/15/99 .............................       12,435            11,802
 7.0% due 09/15/25 .............................        2,290             2,230
 7.0% due 08/15/28 .............................        6,831             6,641
 7.0% due 03/15/29 .............................        8,996             8,743
 7.0% due 04/15/29 .............................        4,205             4,087
 7.0% due 08/15/29 .............................        3,195             3,105
 7.0% due 09/15/29 .............................       32,333            31,423
 7.5% due 09/15/28 .............................           19                19
 7.5% due 09/15/29 .............................        6,653             6,605
 7.5% due 09/15/29 .............................       11,991            11,905
 7.5% due 12/15/29 .............................        9,064             8,999
 7.5% due 01/15/30 .............................          341               338
 8.0% due 05/15/25 .............................          330               334
 8.0% due 06/15/25 .............................          308               311
 8.0% due 12/31/99 .............................        6,675             6,746
 8.0% due 09/15/25 .............................          600               607
 8.0% due 01/15/26 .............................          290               293

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
ACTIVE BOND

                                                       Par             Market
              Name of Issuer                          Value             Value
                                                     (000's)           (000's)

PUBLICLY-TRADED BONDS - CONTINUED

U.S. Government Agencies - Continued
 8.0% due 08/15/27 .............................    $   1,580         $   1,597
 8.5% due 09/15/21 .............................          612               628
 9.0% due 05/15/21 .............................          420               436
 9.0% due 08/15/21 .............................          547               568
 9.5% due 06/15/16 .............................          370               390
                                                                      ---------
                                                                        255,710
U.S. Governmental - 16.1%
 U.S. Treasury - Notes
 5.625% due 05/15/08 ...........................       13,855            13,366
 5.75% due 08/15/03 ............................       10,040             9,869
 7.0% due 07/15/06 .............................       11,434            11,848
 7.5% due 05/15/02 .............................       10,950            11,152
 7.5% due 02/15/05 .............................       18,976            19,889
 U.S. Treasury - Bonds
 7.125% due 02/15/23 ...........................       25,047            27,837
 8.875% due 08/15/17 ...........................       11,899            15,167
                                                                      ---------
                                                                        131,985
                                                                      ---------
                     TOTAL PUBLICLY-TRADEDBONDS-         93.1%          764,859


WARRANTS
Telephone - 0.0%
 MetroNet Communications Corp. - CW07 144A (a)
 expires 08/15/07 (Cost $58)....................            2               261


SHORT-TERM INVESTMENTS - 8.6%
 Investment in joint trading account
  (Note B)
 6.853% due 07/03/00.............................       70,698           70,698
                                                     ----------     -----------
                               TOTAL INVESTMENTS-        101.7%         835,818
             Payables, less cash and receivables-         (1.7)%        (14,195)
                                                     ----------     -----------
                                      NET ASSETS-        100.0%         821,623

(a) Pursuant to Rule 144A (a) under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $37,438 or 4.56% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
CORE BOND

                                                        Par             Market
              Name of Issuer                           Value             Value
                                                      (000's)           (000's)

PUBLICLY-TRADED BONDS

U.S. Governmental - 96.9%
 U.S. Treasury - Notes
 5.25% due 05/15/04 ............................      $   200           $   193
 6.25% due 05/15/30 ............................          200               210
 6.375% due 06/30/02 ...........................          850               850
 6.5% due 02/15/10 .............................          900               931
 6.75% due 05/15/05 ............................        2,000             2,046
 7.25% due 05/15/16 ............................          350               386
 7.25% due 08/15/22 ............................          200               225
                                                                        -------
                                                                          4,841
                                                                        -------
                    TOTAL PUBLICLY-TRADED BONDS-         96.9%            4,841
            Receivables, less Cash and payables-          3.1%              154
                                                      -------           -------
                                     NET ASSETS-        100.0%            4,995

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK

Brazil - 4.5%
 Companhia Energetica de Minas Gerias -
   ADR (UTIE) ..................................          3,540        $    61
 Companhia Vale do Rio Doce - ADR
   (META) ......................................          1,605             45
 Embratel Participacoes SA - ADR (UTIT) ........         11,150            264
 Petroleo Brasileiro SA - ADR (OILX) ...........          3,545            107
 Tele Celular Sul Participacoes SA - ADR
   (TELS) ......................................          3,798            172
 Tele Centro Sul Participacoes SA - ADR
   (UTIT) ......................................          4,055            296
 Tele Norte Leste Participacoes SA - ADR
   (TELS) ......................................         12,532            296
 Telemig Celular Participacoes SA - ADR
   (TELS) ......................................            997             72
 Telesp Celular Participacoes SA - ADR
   (TELS) ......................................          9,248            415
 Unibanco - Uniao de Bancos Brasileiros
   SA - GDR (BANK) .............................         12,601            362
 Votorantim Celulose e Papel SA - ADR
   (PAPR) ......................................          4,400             81
                                                                       -------
                                                                         2,171
Cayman Islands - 0.1%
 Phoenix Satellite TV * (MEDI)..................        169,000             24
 SINA.com * (SOFT) .............................            400             10
                                                                       -------
                                                                            34
Chile - 0.2%
 Chilectra SA - ADR (UTIE) .....................          1,400             22
 Compania de Telecomunicaciones de
   Chile SA (UTIT) .............................          4,700             85
                                                                       -------
                                                                           107
China - 2.0%
 China Unicom, Ltd. * (TELS) ...................          1,900             40
 Great Wall Technology Co. * (ETRN) ............        461,000            319
 Guandong Kelon Electrical Holdings Co.,
   Ltd. - H Shares (APPL) ......................         34,000             18
 Nanjing Panda Electric (UTIE) .................        212,000             76
 PetroChina Co., Ltd. - ADR * (OILS) ...........            600             13
 PetroChina Company, Ltd. * (OILX) .............      2,096,000            436
 Yanzhou Coal Mining Co., Ltd. ADR -
   ADR (META) ..................................          3,960             40
 Zhenhai Refining and Chemical Co., Ltd.
   (OILS) ......................................        164,000             26
                                                                       -------
                                                                           968
Czech Republic - 0.4%
 Cesky Telecom a.s. - GDR * (TELS) .............          4,270             71
 SPT Telecom AS (TELS) .........................          6,510            110
                                                                       -------
                                                                           181
Egypt - 0.9%
 Al-Ahram Beverages Co. SAE - GDR
   (FOOD) ......................................          2,171             37
 Eastern Co. for Tobacco & Cigarettes
   (FOOD) ......................................          1,069             23
 Egypt Gas Co. (OILX) ..........................            500             23
 Egypt Mobile Phone * (TELS) ...................         11,677            380
                                                                       -------
                                                                           463
Greece - 2.3%
 Hellenic Telecommunication
   Organization SA (UTIT) ......................         26,088            639
 Hellenic Telecommunications
   Organization SA - ADR (UTIT) ................         38,057            464
                                                                       -------
                                                                         1,103
Hong Kong - 6.1%
 Asia Satellite Telecommunications
   Holdings, Ltd. (TELS) .......................         16,000             55
 China Merchants Holdings International
   Co., Ltd. (CNSU) ............................        129,000             89
 China Telecom (Hong Kong), Ltd.
   (TELS) ......................................        104,000            917
 China Telecom (Hong Kong), Ltd. - ADR
   (TELS) ......................................          3,100            551
 China Unicom, Ltd. * (TELS) ...................        244,000            515
 Citic Pacific, Ltd. (DIOP) ....................         33,000            173
 Cosco Pacific, Ltd. (COMM) ....................        145,000            114
 Founder Holdings , Ltd. (META) ................        138,000             61
 Legend Holdings (COMP) ........................        205,000            199
 TCL International Holdings, Ltd. *
   (ETRN) ......................................        500,000            183
 Timeless Software, Ltd. * (SOFT) ..............         98,000             44
 Yue Yuen Industrial Holdings (APPA) ...........         34,000             75
                                                                       -------
                                                                         2,976
Hungary - 0.7%
 Magyar Tavkozlesi Rt. - ADR (UTIT) ............          7,347            253
 Magyar Tavkozlesi Rt. (UTIT) ..................         12,354             86
                                                                       -------
                                                                           339
India - 6.7%
 Aptech, Ltd. * (SOFT) .........................          3,100             59
 Bharat Heavy Electricals, Ltd. (ELEQ) .........         30,200             90
 BSES, Ltd. * (UTIE) ...........................         12,500             69
 Container Corp. of India, Ltd. (TRAN) .........         24,092             93
 Dabur India, Ltd. (HEAL) ......................          2,200             32
 Gujarat Ambuja Cements, Ltd. - GDR
   (CONS) ......................................         20,400             84
 HCL TECHNOLOGIES (CNSU) .......................          3,100             97
 Hero Honda Motors, Ltd. * (AUTO) ..............          3,050             67
 Hindustan Lever, Ltd. (HNBA) ..................          2,200            140

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

India - Continued
 Housing Development Financing Corp.,
   Ltd. (LEND) ...................................       11,880           149
 Indialnfo, Ltd. (SOFT) ..........................       10,639            46
 Indo Gulf Corp., Ltd. (CHEM) ....................       20,500            20
 Infosys Technologies, Ltd. * (SOFT) .............        5,665         1,055
 Larsen & Toubro, Ltd. - GDR (DIOP) ..............        1,700            18
 Lupin Laboratories, Ltd. (HEAL) .................        4,600            20
 Mahanagar Telephone Nigam, Ltd.
   (TELS) ........................................       38,250           218
 NIIT, Ltd. (SOFT) ...............................        2,400           119
 Reliance Industries, Ltd. - GDR *
   (CHEM) ........................................        7,950           165
 Satyam Computer Services, Ltd. (SOFT) ...........        5,167           345
 Sterlite Industries of India, Ltd. * (DIOP) .....        1,950            36
 Strides Arcolab, Ltd. (CNSU) ....................        2,500            14
 Tata Engineering and Locomotive Co.,
   Ltd. - GDR (AUTO) .............................       11,000            29
 Tata Tea Ltd. (FOOD) ............................       10,800            80
 Videsh Sanchar Nigam, Ltd. (TELE) ...............        2,150            58
 Zee Telefilms Ltd. (MEDI) .......................       14,800           149
                                                                       -------
                                                                        3,252
Indonesia - 0.6%
 PT Gudang Garam Tbk (FOOD) ......................       99,500           161
 PT Indah Kiat Pulp & Paper Corp. Tbk
   (PAPR) ........................................      159,000            32
 PT Indofood Sukses Makmur Tbk
   (FOOD) ........................................        8,500             5
 PT Semen Gresik (Persero) Tbk (CONS) ............       49,500            45
 PT Telekomunikasi Indonesia - ADR
   (UTIT) ........................................        7,510            52
                                                                       -------
                                                                          295
Israel - 7.1%
 Aladdin Knowledge Systems (SOFT) ................        4,147            66
 BATM Advanced Communications, Ltd.
   (ETRN) ........................................        1,372           119
 Breezecom, Ltd. * (TELE) ........................        1,900            83
 Check Point Software technologies, Ltd.
   * (SOFT) ......................................        2,924           619
 ECI Telecommunications, Ltd. (MEDI) .............       29,663         1,061
 Galileo Technology, Ltd. * (ETRN) ...............       14,852           319
 Gilat Satellite Networks, Ltd. * (TELE) .........        4,255           295
 M-Systems Flash Disk Pioneers, Ltd. *
   (COMP) ........................................        1,460           114
 Nice Systems, Ltd. (TELE) .......................          813            63
 Nice Systems, Ltd. - ADR * (TELE) ...............        1,144            88
 Optibase, Ltd. * (COMP) .........................        5,826           102
 Orckit Communications, Ltd. * (TELS) ............        3,445           104
 Radware, Ltd. * (SOFT) ..........................        2,178            58
 Tecnomatix Technologies, Ltd. * (SOFT) ..........        4,162            57
 TTI Team Telecom International, Ltd. *
   (TELS) ........................................        7,423           267
 VCon Telecommunications, Ltd. *
   (TELE) ........................................        1,610            17
                                                                       -------
                                                                        3,432
Malaysia - 2.1%
 British American Tobacco (Malaysia)
   Berhad (FOOD) .................................       22,000           179
 Commerce Asset Holding Bhd (BANK) ...............       16,000            46
 Digi Swisscom * (TELS) ..........................       32,000            59
 Malayan Banking Berhad (BANK) ...................       43,000           174
 Malaysian Pacific Industries (ETRN) .............       10,000           103
 Public Bank Berhad (BANK) .......................       86,000            79
 Resorts World Berhad (DIOP) .....................       24,000            66
 Telekom Malaysia Berhad (TELS) ..................       52,000           179
 Tenaga Nasional Berhad (UTIE) ...................       38,000           124
                                                                       -------
                                                                        1,009
Mexico - 9.4%
 Alfa, SA * (DIOP) ...............................       38,090            87
 Cemex SA de CV - ADR Participation
   Certificates * (CONS) .........................        5,578           130
 Cemex SA de CV - CPO * (CONS) ...................       52,339           245
 Cifra SA de CV - Ser. V (RETS) ..................       49,700           117
 Fomento Economico Mexicano SA de CV
   (FOOD) ........................................       17,499            75
 Fomento Economico Mexicano SA de CV
   - ADR (FOOD) ..................................        8,050           347
 Grupo Carso SA de CV - Ser. A1 (DIOP) ...........       44,400           157
 Grupo Financiero Banamex Accival SA
   de CV (Banacci) (FINL) ........................       63,400           267
 Grupo Financiero Bancomer SA de CV -
   ADR (FINL) ....................................        2,100            21
 Grupo Financiero Bancomer SA de CV -
   Cl. O (FINL) ..................................      296,850           151
 Grupo Modelo SA de CV - Ser. C
   (FOOD) ........................................        8,200            19
 Grupo Sanborns SA - Ser. B1 * (RETS) ............        2,025             3
 Grupo Televisa SA - GDR * (MEDI) ................       11,550           796
 Kimberly-Clark de Mexico SA de CV
   (PAPR) ........................................       31,030            88
 Telefonos de Mexico SA - ADR (UTIT) .............       34,000         1,942
 Wal-Mart de Mexico SA de CV - ADR *
   (RETS) ........................................        3,216            76
 Wal-Mart de Mexico SA de CV - Ser. C
   (RETS) ........................................       18,300            42
                                                                       -------
                                                                        4,563
Poland - 0.9%
 Elektrim Spolka Akcyjna SA (ETRN) ...............        4,518            52
 Telekomunikacja Polska - GDR * (TELS) ...........       58,488           401
                                                                       -------
                                                                          453

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)

COMMON STOCK - CONTINUED

South Africa - 3.7%
 Anglo American Platinum Corp., Ltd.
   (PMET) .........................................       6,408      $    185
 B.O.E. Corp., Ltd. (FUND) ........................      19,931
 Bidvest Group, Ltd. (DIOP) .......................      18,373           127
 BOE, Ltd. (FINL) .................................      40,403            23
 De Beers - ADR (PMET) ............................         321             8
 De Beers Centenary AG (UTIE) .....................       3,635            88
 Dimension Data Holdings, Ltd. (COMP) .............      22,587           187
 Ellerine Holdings, Ltd. (RETS) ...................      13,200            57
 Impala Platinum Holdings, Ltd. (META) ............       1,109            41
 Liberty Life Association of Africa, Ltd.
   (INSU) .........................................       3,280            31
 M-Cell, Ltd. (TELS) ..............................      63,830           309
 Naspers, Ltd. - N Shares (MEDP) ..................       5,335            44
 Nedcor, Ltd. (BANK) ..............................       7,540           158
 New Africa Investments, Ltd. - N Shares *
   (FINL) .........................................      98,800            25
 Rembrandt Group, Ltd. (DIOP) .....................      25,262           244
 RMB Holdings, Ltd. (FINL) ........................       1,025             1
 Sappi, Ltd. (READ) ...............................       7,270            55
 Sasol, Ltd. (OILX) ...............................      34,813           233
                                                                     --------
                                                                        1,816
South Korea - 20.9%
 39SHOPPING Corp. (RETS) ..........................       2,000            66
 Cheil Communications, Inc. (MEDP) ................       2,120           277
 Communication Network Interface, Inc. *
   (TELE) .........................................       9,530            53
 Daou Technology, Inc. (SOFT) .....................          58             1
 Dreamline Corp. * (TELE) .........................         289             8
 Hana Bank (BANK) .................................       3,570            22
 Hanvit Bank (BANK) ...............................      28,700            73
 Hanvit Bank - GDR * (BANK) .......................      14,420            71
 Housing & Commercial Bank, Korea
   (BANK) .........................................       6,354           149
 Humax Co., Ltd. * (APPL) .........................      11,475           159
 Hyundai Electronics Industries Co.
   (ETRN) .........................................      13,020           257
 Hyundai Securities Co. (FINL) ....................          88             1
 Kookmin Bank (BANK) ..............................      11,383           145
 Korea Electric Power Corp. (UTIE) ................       8,130           252
 Korea Electric Power Corp. - ADR
   (UTIE) .........................................       8,250           152
 Korea Technology Banking Co. (BANK) ..............       6,120            66
 Korea Telecom Corp. * (TELS) .....................      16,840         1,483
 Korea Telecom Corp. - ADR * (TELS) ...............      12,690           614
 Korea Telecom Freetel * (TELS) ...................       1,610           107
 LG Electronics (ETRN) ............................       3,590           101
 LG Home Shopping, Inc. (RETS) ....................       1,330           126
 LG Information & Communication, Ltd.
   (TELE) .........................................       1,660            93
 LG Investment & Securities Co., Ltd.
   (FINL) .........................................       7,760           101
 Locus Corp. * (SOFT) .............................         420            34
 Pantech Co., Ltd. (TELE) .........................       3,663            28
 Pohang Iron & Steel Co., Ltd. (STEE) .............         530            45
 Samsung Electro-Mechanics Co. (ETRN) .............       7,090           445
 Samsung Electronics (ETRN) .......................      10,590         3,505
 Samsung Securities Co., Ltd. (FUND) ..............       6,210           136
 Shinhan Bank (BANK) ..............................      10,370            98
 SK Telecom Co., Ltd. (TELS) ......................       3,600         1,178
 SK Telecom Co., Ltd. - ADR (TELS) ................       4,040           147
 Telson Electronics Co., Ltd. (TELE) ..............      11,144           118
 Tongyang Cement Co. (CONS) .......................       1,940            42
                                                                     --------
                                                                       10,153
Soviet Union - 3.4%
 LUKoil Holding - ADR (OILS) ......................      10,323           528
 LUKoil Holding - ADR * (OILS) ....................       2,300            46
 RAO Unified Energy Systems - GDR
   (UTIE) .........................................      29,796           343
 Rostelecom - ADR * (TELS) ........................       4,940            67
 Surgutneftegaz - ADR (OILS) ......................      47,160           628
 SURGUTNEFTEGAZ JSC (OILS) ........................         800            10
 Vimpel-Communications - ADR *
   (TELS) .........................................         350             8
                                                                     --------
                                                                        1,630
Taiwan - 13.5%
 Accton Technology Corp. - GDR *
   (ETRN) .........................................      58,902           253
 Acer Peripherals, Inc. - GDR * (COMP) ............      11,400           322
 Acer, Inc. - GDR * (COMP) ........................      14,600           134
 Advanced Semiconductor Engineering,
   Inc. * (ETRN) ..................................      17,700           296
 Ase Test, Ltd. * (ETRN) ..........................       3,700           109
 Asustek Computer, Inc. - GDR (COMP) ..............      72,624           661
 China Steel Corp. (STEE) .........................      27,200           362
 D-Link Corp. - GDR (SOFT) ........................      25,300           296
 Far Eastern Textile, Ltd. - GDR * (APPA) .........      12,400           153
 Far Eastern Textile, Ltd. - GDR 144A (a)
   * (APPA) .......................................      23,800           301
 GigaMedia, Ltd. * (SOFT) .........................       1,100            13
 Hon Hai Precision Industry Co., Ltd. -
   GDR * (ETRN) ...................................       6,100           151
 Hon Hai Precision Industry Co., Ltd. -
   GDR 144A (a) * (ETRN) ..........................      36,200           914
 Ritek, Inc. - GDR 144A (a) * (ETRN) ..............      19,537           152
 Siliconware Precision - ADR * (ETRN) .............      16,800           188
 Taiwan Semiconductor Manufacturing
   Co., Ltd. ADR - ADR (ETRN) .....................      49,004         1,899
 Winbond Electronics Corp. - GDR *
   (ETRN) .........................................      12,876           367
                                                                     --------
                                                                        6,571

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Thailand - 1.2%
 Advanced Info Service Public Co., Ltd.
   (TELS) .........................................      18,700      $    233
 BEC World Public Co., Ltd. (MEDI) ................      12,700            73
 Delta Electronics (Thailand) Public Co.,
   Ltd. (ETRN) ....................................      17,020           111
 Shin Corp. Public Co., Ltd. (COMP) ...............      14,700            77
 Thai Farmers Bank Public Co., Ltd.
   (BANK) .........................................      53,800            45
 Total Access Communication Public Co.,
   Ltd (TELS) .....................................       6,000            24
                                                                     --------
                                                                          563
Turkey - 4.2%
 Alcatel Teletas Telekomunikasyon
   Endustri ve Ticaret AS (TELE) ..................     252,000            55
 Dogan Sirketler Grubu Holding AS
   (MEDI) .........................................   8,802,800           213
 Dogan Yayin Holding Corp. * (FUND) ...............   5,259,000            89
 Ege Biracilik ve Malt Sanayi AS
   (FOOD) .........................................   2,862,200           187
 Erciyas Biracilik ve Malt Sanayi AS
   (FOOD) .........................................     450,000            21
 Netas Northern Electric
  Telekomunikasyon AS (TELE) ......................     614,000            68
 Turkiye Garanti Bankasi AS (BANK) ................  16,399,000           198
 Vestel Elektronik Sanayi ve Ticaret AS
   (ETRN) .........................................   1,228,723           371
 Yapi ve Kredi Bankasi AS - GDR *
   (BANK) .........................................       1,045            12
 Yapi ve Kredi Bankasi AS (BANK) ..................  72,029,716           801
                                                                     --------
                                                                        2,015
United States - 1.5%
 Amdocs, Ltd. * (TELS) ............................       1,798           138
 AsiaInfo Holdings, Inc. * (SOFT) .................          30             1
 Comverse Technology, Inc. * (COMP) ...............       1,518           141
 DSP Group, Inc. * (ETRN) .........................       3,743           210
 MIH Holdings, Ltd. * (MEDI) ......................       1,100            33
 Polski Koncern Naftowy SA - GDR *
   (OILS) .........................................         713             7
 Zoran Corp. * (ETRN) .............................       2,475           163
                                                                     --------
                                                                          693
                                                                     --------
                                TOTAL COMMON STOCK-        92.4%       44,787


PREFERRED STOCK

Brazil - 4.3%
 Banco Bradesco SA (BANK) .........................   5,393,000            47
 Celular CRT Participacoes * (TELS) ...............   1,046,100           458
 Companhia Energetica de Minas Gerais -
   CEMIG (UTIE) ...................................   2,243,400            39
 Companhia Riograndense de
  Telecomunicacoes * (TELS) .......................     857,100           290
 Companhia Vale do Rio Doce - Cl. A *
   (META) .........................................      10,939           309
 Embratel Participacoes SA (UTIT) .................   9,059,000           216
 Petroleo Brasileiro SA - Petrobras (OILS) ........       7,536           228
 Tele Celular Sul Participacoes SA
   (TELS) .........................................   8,034,000            39
 Tele Centro Sul Participacoes SA
   (UTIT) .........................................   6,041,000            87
 Tele Nordeste Celular Participacoes SA
   (TELS) .........................................  12,797,600            48
 Tele Norte Leste Participacoes SA
   (UTIT) .........................................   4,144,062            97
 Telemig Celular Participacoes SA
   (TELS) .........................................  13,849,850            50
 Telesp Celular Participacoes SA *
   (TELS) .........................................   8,586,286           155
                                                                     --------
                                                                        2,063
                                                                     --------
                             TOTAL PREFERRED STOCK-         4.3%        2,063

                                                         Par
                                                        Value
                                                       (000's)

SHORT-TERM INVESTMENTS - 2.9%
 Investment in joint trading account
   (Note B)
   6.853% due 07/03/00............................. $     1,422         1,422
                                                    ------------     --------
                                 TOTAL INVESTMENTS-        99.6%       48,272
               Cash and Receivables, less payables-         0.4%          200
                                                    ------------     --------
                                        NET ASSETS-       100.0%       48,472
                                                    ============     ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EMERGING MARKETS EQUITY PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Electronic Products and Services ...............   ETRN      10,586     17.7%
Telecommunication Services .....................   TELS      10,195     17.1%
Telephone ......................................   UTIT       4,482      7.6%
Computer Software and Services .................   SOFT       2,823      5.0%
Banks ..........................................   BANK       2,548      9.2%
Media - TV / Radio .............................   MEDI       2,348      6.0%
Computer Equipment .............................   COMP       1,936      6.4%
Oil ............................................   OILS       1,458      3.0%
Electric Power .................................   UTIE       1,227      2.4%
Food, Beverage and Tobacco .....................   FOOD       1,134      3.5%
Telecommunication Equipment ....................   TELE       1,028      2.8%
Diversified Operations .........................   DIOP         909      1.9%
Oil and Natural Gas Exploration and Production..   OILX         799      0.8%
Financial Services .............................   FINL         590      1.9%
Construction ...................................   CONS         547      2.8%
Shoe and Apparel Manufacturing .................   APPA         529      1.9%
Metals and Mining ..............................   META         497      1.5%
Retail - Department Stores .....................   RETS         486      0.4%
Steel ..........................................   STEE         407      1.3%
Media - Publishing .............................   MEDP         321      0.1%
Brokerage and Investment Management ............   FUND         226      1.7%
Paper and Forest Products ......................   PAPR         201      0.4%
Consumer - Miscellaneous .......................   CNSU         199      0.5%
Precious Metals/Gems/Stones ....................   PMET         192      0.4%
Chemicals ......................................   CHEM         184      0.4%
Household Appliances / Furnishings .............   APPL         177      0.0%
Personal and Commercial Lending ................   LEND         149      0.2%
Cosmetics and Personal Care Products ...........   HNBA         140      0.5%
Commercial Sevices .............................   COMM         114      0.5%
Automobile .....................................   AUTO          97      1.0%
Transportation Services ........................   TRAN          93      0.6%
Electrical Equipment ...........................   ELEQ          90      0.4%
Real Estate Development ........................   READ          55      0.2%
Health Care Products ...........................   HEAL          52      0.2%
Insurance ......................................   INSU          31      0.1%
                                                           --------  -------
                                                            $46,850    100.0%
                                                           ========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK

Argentina - 0.2%
 Banco de Galicia y Buenos Aires SA de
  CV - Cl. B (BANK) ...............................      16,184      $     61
 Banco Frances SA (BANK) ..........................      10,000            73
 IRSA Inversiones y Representaciones SA
  (READ) ..........................................      16,185            37
 PC Holdings SA - Cl. B (FINL) ....................      89,133           163
 Siderca S.A.I.C. (STEE) ..........................      35,000            81
                                                                     ---------
                                                                          415
Australia - 1.7%
 Amcor, Ltd. (CONT) ...............................      14,400            50
 Brambles Industries, Ltd. (DIOP) .................       7,200           221
 Broken Hill Proprietary Co., Ltd. (DIOP) .........      35,100           415
 Coca Cola Amatil (FOOD) ..........................      23,200            45
 Coles Myer, Ltd. (RETS) ..........................      27,200           104
 CSR, Ltd. (CONS) .................................      37,900           105
 Foster's Brewing Group, Ltd. (FOOD) ..............      70,100           197
 Hanson plc * (CONS) ..............................       4,190            29
 Lend Lease Corp. (FINL) ..........................      13,200           168
 National Australia Bank, Ltd. (BANK) .............      30,600           511
 News Corp., Ltd. (MEDI) ..........................      38,800           534
 Normandy Mining, Ltd. (PMET) .....................      94,800            51
 North, Ltd. (META) ...............................      34,600            82
 Orica, Ltd. (DIOP) ...............................      15,500            70
 Pacific Dunlop, Ltd. (DIOP) ......................      59,000            53
 Paperlinx (PAPR) .................................       4,800             9
 Rio Tinto, Ltd. (PMET) ...........................       7,900           130
 Santos, Ltd. (OILX) ..............................      38,000           116
 Telstra Corp., Ltd. (TELS) .......................     144,100           584
 Westpac Banking Corp., Ltd. (BANK) ...............      46,600           336
 WMC, Ltd. (DIOP) .................................      29,500           132
                                                                     ---------
                                                                        3,942
Austria - 1.0%
 Austria Tabak AG (FOOD) ..........................       3,700           137
 Austrian Airlines (TRAN) .........................       3,150            46
 Bank Austria AG (BANK) ...........................      13,000           633
 BBAG Oesterreichische Brau Beteiligungs
  AG (FOOD) .......................................       2,150            97
 Bohler-Uddeholm AG (STEE) ........................       1,500            52
 EA-Generali AG (INSU) ............................       1,050           169
 Flughafen Wien AG (TRAN) .........................       4,000           142
 Mayr-Melnhof Karton Ag (PAPR) ....................       1,800            85
 Oesterreichische
  Elektrizitaetswirtschafts AG (UTIE) .............       3,200           328
 OMV AG (OILX) ....................................       3,000           261
 RHI AG (DIOP) ....................................       2,050            50
 VA Technologie AG (ENGI) .........................       1,400            74
 Wienerberger Baustoffindustrie AG
  (CONS) ..........................................       7,200           164
                                                                     ---------
                                                                        2,238
Belgium - 1.1%
 Barco NV (DIOP) ..................................         559            63
 Bekaert NV (METP) ................................       1,390            72
 Colruyt, NV (RETF) ...............................       1,870            79
 Compagnie Maritime Belge SA (TRAN) ...............       1,921           101
 D' Ieteren SA (AUTO) .............................         290            73
 Delhaize "Le Lion" SA (RETF) .....................       1,955           117
 Dolmen Computer Applications NV *
  (COMP) ..........................................         187             4
 Electrabel SA (UTIE) .............................       1,236           306
 Fortis (B) (INSU) ................................      20,892           608
 Groupe Bruxelles Lambert SA (FUND) ...............       1,094           273
 KBC Bancassurance Holding NV (BANK) ..............      10,840           477
 N.V. Union Miniere SA * (META) ...................       1,461            53
 Solvay SA (FINL) .................................       2,115           142
 Suez Lyonnaise des Eaux SA - Strip VVPR
  * (DIOP) ........................................       2,341
 Total Fina SA - Strip VVPR * (DIOP) ..............       3,609
 UCB SA (HEAL) ....................................       4,800           176
                                                                     ---------
                                                                        2,544
Bermuda - 0.0%
 Brierly Investments, Ltd. (FUND) .................     295,300            46
Brazil - 0.1%
 Centrais Electricas Brasileiras SA
  (UTIE) ..........................................  10,577,000           217
 Companhia Siderurgica Nacional * (STEE) ..........   1,655,000            52
 Tele Norte Leste Participacoes SA
  (UTIT) ..........................................   4,096,000            79
                                                                     ---------
                                                                          348
Chile - 0.3%
 Banco Santiago SA - ADR (BANK) ...................       2,900            52
 Compania Cervecerias Unidas SA - ADR
  (FOOD) ..........................................       2,900            66
 Compania de Telecomunicaciones de Chile
  SA (UTIT) .......................................       8,000           145
 Embotelladora Andina SA - ADR (FOOD) .............       6,100            72
 Empresa Nacional de Electricidad SA -
  ADR (UTIE) ......................................      10,100           112
 Enersis SA - ADR (UTIE) ..........................       3,700            74
 Gener SA - ADR (UTIE) ............................       3,500            51
 Laboratorio Chile SA - ADR (HEAL) ................       5,700           109
 Madeco SA - ADR (META) ...........................       8,700            66
 Sociedad Quimica y Minera de Chile SA -
  ADR (CHEM) ......................................       1,100            24
                                                                     ---------
                                                                          771

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

China - 0.0%
 Harbin Power Equipment Co., Ltd. - H
  Shares (UTIE) ...................................   1,148,000      $     55
 Jinan Qingqi Motorcycle Co., Ltd. - B
  Shares * (AUTO) .................................     208,000            38
                                                                     ---------
                                                                           93
Czech Republic - 0.1%
 Ceska Sporitelna AS (BANK) .......................       9,500            51
 Ceske Energeticke Zavody AS (UTIE) ...............      20,000            53
 Komercni Banka AS (BANK) .........................       3,000            61
 SPT Telecom AS (TELS) ............................       6,300           106
                                                                     ---------
                                                                          271
Denmark - 0.9%
 A/S Dampskibsselskabet Svendborg - Cl. B (TRAN) ..          27           399
 D/S 1912 - Cl. B (TRAN) ..........................          40           425
 Danisco A/S (FOOD) ...............................       2,450            82
 Den Danske Bank (BANK) ...........................       1,150           138
 ISS A/S (COMM) ...................................       1,650           125
 Navision Software AS * (SOFT) ....................         700            29
 Novo-Nordisk A/S - Cl. B (HEAL) ..................       2,450           417
 Tele Danmark A/S (TELS) ..........................       6,850           461
 Vestas Wind Systems AS (ENER) ....................       2,500            92
                                                                     ---------
                                                                        2,168
Finland - 1.5%
 Nokia Oyj (HEAL) .................................      56,800         2,899
 Outokumpu Oyj (META) .............................       3,500            33
 Sampo Insurance Co. plc (INSU) ...................       2,500           102
 Sonera Oyj (TELS) ................................       6,935           316
 UPM-Kymmene Corp. * (PAPR) .......................       4,400           109
                                                                     ---------
                                                                        3,459
France - 11.2%
 Accor SA (LEIS) ..................................       5,285           217
 Air Liquide (CHEM) ...............................       1,908           249
 Alcatel (TELE) ...................................      20,950         1,374
 AXA SA (INSU) ....................................       8,216         1,294
 Banque Nationale de Paris (BANK) .................      10,345           996
 Bouygues SA (CONS) ...............................         903           603
 Canal Plus (MEDI) ................................       3,080           518
 Cap Gemini SA (COMM) .............................       1,622           286
 Carrefour SA (RETF) ..............................      16,478         1,126
 Casino Guichard-Perrachon SA (RETF) ..............       2,053           190
 Club Mediterranee SA (LEIS) ......................       1,000           135
 Compagnie de St. Gobain (CONS) ...................       2,112           286
 Dassault Systemes SA (SOFT) ......................       3,022           282
 Eridania Beghin-Say SA (FOOD) ....................         758            74
 Essilor International SA (HEAL) ..................         358           103
 France Telecom (TELS) ............................      23,029         3,219
 Groupe Danone (FOOD) .............................       3,602           478
 Imercys (CONS) ...................................         794            92
 L'Oreal (HNBA) ...................................       1,349         1,168
 Lafarge SA (CONS) ................................       2,526           196
 Lagardere S.C.A. (DIOP) ..........................       4,108           314
 Michelin (PART) ..................................       3,987           128
 Moet Hennessy-Louis Vuitton (FOOD) ...............       2,323           958
 Pernod Ricard (FOOD) .............................       1,763            96
 Pinault-Printemps-Redoute SA (RETS) ..............       2,671           593
 PSA Peugeot Citroen (AUTO) .......................       1,457           292
 Rhone-Poulenc SA (BANK) ..........................      18,550         1,354
 Sagem SA * (ETRN) ................................         420           492
 Sanofi-Synthelabo SA * (HEAL) ....................      12,996           619
 Schneider SA (MACH) ..............................       3,911           273
 Sidel SA (MACH) ..................................       1,162            94
 Societe BIC SA (COMM) ............................       1,789            88
 Societe Eurafrance SA (FINL) .....................         170            81
 Societe Generale - Cl. A (BANK) ..................      10,336           622
 STMICROELECTRONICS (ETRN) ........................      22,182         1,398
 Suez Lyonnaise des Eaux (DIOP) ...................       5,754         1,008
 Thomson CFS (ETRN) ...............................       3,440           135
 Total Fina SA - Cl. B (OILX) .....................      19,030         2,918
 Unibail (REAL) ...................................         700            97
 Usinor SA (STEE) .................................       8,601           105
 Valeo SA (PART) ..................................       2,282           122
 Vivendi (DIOP) ...................................      12,592         1,111
                                                                     ---------
                                                                       25,784
Germany - 12.0%
 Adidas-Salomon AG (APPA) .........................       1,920           106
 Allianz AG - Reg. (INSU) .........................       8,380         3,011
 BASF AG (CHEM) ...................................      21,860           879
 Bayer AG (CHEM) ..................................      24,980           975
 Bayerische Vereinsbank AG (BANK) .................      13,272           857
 Beiersdorf AG (HNBA) .............................       2,220           191
 Bilfinger & Berger Bau AG (CONS) .................       2,960            39
 Buderus AG (DIOP) ................................       2,860            46
 Continental AG (PART) ............................       5,950           100
 DaimlerChrysler AG (AUTO) ........................      33,114         1,727
 Deutsche Bank AG (BANK) ..........................      19,450         1,601
 Deutsche Telekom AG (UTIT) .......................     105,640         6,031
 Douglas Holding AG (HNBA) ........................       1,890            55
 Dresdner Bank AG (BANK) ..........................      18,460           760
 E.On AG (DIOP) ...................................      26,298         1,268
 EM.TV & Merchandising AG (MEDI) ..................       4,391           259
 Fresenius Medical Care AG (HEAL) .................       2,350           187
 Heidelberg Zement (CONS) .........................       2,530           156
 Heidelberger Zement AG * (CONS) ..................       2,096            64
 Hochtief AG (CONS) ...............................       3,810           116
 Kamps AG (FOOD) ..................................       2,666            85
 Karstadt AG (RETS) ...............................       6,800           177
 Linde AG (ENGI) ..................................       3,300           133
 Lufthansa AG (TRAN) ..............................      14,730           340
 MAN AG (DIOP) ....................................       4,400           133
 Merck KGaA (HEAL) ................................       7,360           235
 Metro AG * (RETS) ................................       9,200           325

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Germany - Continued
 Muenchener
  Rueckversicherungs-Gesellschaft AG -
  Reg. (INSU) .....................................       5,760      $  1,809
 Preussag AG (DIOP) ...............................       6,400           207
 RWE AG (OILX) ....................................      14,500           491
 SAP AG (SOFT) ....................................       6,360           950
 Schering AG (HEAL) ...............................       4,890           268
 SGL Carbon AG (CHEM) .............................       1,190            79
 Siemens AG (DIOP) ................................      21,110         3,184
 Thyssen Krupp AG (CONS) ..........................      16,413           267
 Volkswagen AG (AUTO) .............................      11,100           421
 WCM Beteiligungs-und Grundbesitz AG
  (DIOP) ..........................................       8,537           200
                                                                     ---------
                                                                       27,732
Greece - 0.5%
 Alpha Credit Bank (BANK) .........................       4,410           174
 Commercial Bank of Greece (BANK) .................       1,780            77
 EFG Eurobank * (BANK) ............................       1,680            44
 Ergo bank SA (BANK) ..............................       2,280            44
 Hellenic Bottling Co. SA (FOOD) ..................       3,500            56
 Hellenic Telecommunication Organization
  SA (UTIT) .......................................      13,420           329
 Intracom SA (TELE) ...............................       2,240            82
 National Bank of Greece SA (BANK) ................       6,440           254
 Titan Cement Co. SA (CONS) .......................       1,400            53
                                                                     ---------
                                                                        1,113
Hong Kong - 0.9%
 Cable & Wireless HKT, Ltd. (TELS) ................     135,800           300
 Cheung Kong (Holdings), Ltd. (READ) ..............      23,000           253
 CLP Holdings, Ltd. (UTIE) ........................      31,500           147
 Hang Seng Bank, Ltd. (BANK) ......................      22,700           215
 Hutchison Whampoa, Ltd. (COMM) ...................      60,500           760
 New World Development Co., Ltd. (READ) ...........      27,000            30
 Sun Hung Kai Properties, Ltd. (REIT) .............      25,000           179
 Swire Pacific, Ltd. - Cl. A (DIOP) ...............      23,500           138
 Wharf (Holdings), Ltd. (DIOP) ....................      44,000            79
                                                                     ---------
                                                                        2,101
Hungary - 0.3%
 Fotex Rt. (RETS) .................................      40,400            47
 Gedeon Richter Rt. (HEAL) ........................       2,600           140
 Magyar Tavkozlesi Rt. (UTIT) .....................      36,200           252
 MOL Magyar Olaj-es Gazipari Rt. (OILX) ...........       6,000            82
 OTP Bank Rt. (BANK) ..............................       2,300           120
                                                                     ---------
                                                                          641
India - 0.8%
 Arvind Mills, Ltd. - GDR (APPA) ..................     378,700           114
 Bajaj Auto, Ltd. - GDR (AUTO) ....................      14,300           127
 Century Textiles & Industries, Ltd. - GDR (DIOP) .      33,200            35
 EIH, Ltd. - GDR (REAL) ...........................       7,800            19
 Grasim Industries, Ltd. - GDR (DIOP) .............      24,760           193
 Gujarat Ambuja Cements, Ltd. - GDR (CONS) ........      23,800            98
 Hindalco Industries, Ltd. - GDR (META) ...........       5,500           106
 India Cements, Ltd. - GDR (CONS) .................      39,800            38
 Indian Hotels Co., Ltd. - GDR (REAL) .............       8,500            45
 Indian Rayon and Industries, Ltd. - GDR
  (DIOP) ..........................................      15,200            24
 ITC, Ltd. - GDR * (FOOD) .........................      13,600           255
 Larsen & Toubro, Ltd. - GDR (DIOP) ...............      13,500           146
 Mahindra & Mahindra, Ltd. - GDR *
  (AUTO) ..........................................       8,600            39
 Ranbaxy Laboratories, Ltd. - GDR (HEAL) ..........       5,700            91
 Reliance Industries, Ltd. - GDR *
  (CHEM) ..........................................      27,000           560
 Tata Engineering and Locomotive Co.,
  Ltd. - GDR (AUTO) ...............................      26,700            71
                                                                     ---------
                                                                        1,961
Ireland - 0.4%
 Allied Irish Banks plc (BANK) ....................      26,800           240
 CRH plc (CONS) ...................................      13,300           240
 Eircom plc * (TELS) ..............................      60,667           162
 Greencore Group plc (FOOD) .......................      26,000            69
 Irish Life & Permanent plc (FINL) ................       9,553            81
 Jefferson Smurfit Group plc (CONT) ...............      30,400            52
 Kerry Group plc (FOOD) ...........................       8,400           110
                                                                     ---------
                                                                          954
Israel - 0.5%
 Bank Hapoalim (BANK) .............................      43,700           127
 Bezeq Israeli Telecommunication Corp.,
  Ltd. (UTIT) .....................................      28,300           158
 First International Bank of Israel,
  Ltd. (1) (BANK) .................................      33,700            49
 First International Bank of Israel,
  Ltd. (5) (BANK) .................................       6,500            47
 IDB Holding Corp., Ltd. (FUND) ...................      10,400           400
 Industrial Building Corp. (CONS) .................      45,100            66
 Makteshim-Agan Industries, Ltd. *
  (CHEM) ..........................................      26,900            60
 Supersol, Ltd. * (RETF) ..........................      40,900           148
 Teva pharmaceutical Industries, Ltd.
  (HEAL) ..........................................       3,200           174
                                                                     ---------
                                                                        1,229
Italy - 8.0%
 Alitalia SpA (TRAN) ..............................      60,000           124
 Assicurazioni Generali (INSU) ....................      60,382         2,070
 Autogrill SpA (RETF) .............................      10,001           107

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Italy - Continued
 Banca Intesa SpA (BANK) ..........................     183,800      $    823
 Banca Intesa SpA - RNC (BANK) ....................      37,400            89
 Banca Popolare di Milano (BANK) ..................      18,100           130
 Benetton Group SpA (APPA) ........................     103,979           217
 Beni Stabili SpA * (REAL) ........................      62,154            33
 Bulgari SpA (RETS) ...............................      18,900           253
 Enel SpA * (UTIE) ................................     248,583         1,101
 ENI SpA (OILS) ...................................     328,800         1,899
 Fiat SpA (AUTO) ..................................      22,350           528
 Fiat SpA - RNC (AUTO) ............................       3,720            51
 Immsi SpA * (REAL) ...............................      11,100            16
 Italcementi SpA (CONS) ...........................      10,920           103
 Italgas SpA (UTIG) ...............................      40,300           178
 La Rinascente SpA (CONS) .........................      10,500            60
 Marzotto & Figli SpA (APPA) ......................       7,500            61
 Mediaset SpA (MEDI) ..............................      51,200           782
 Mediobanca SpA (FUND) ............................      24,000           247
 Mondadori (Arnoldo) Editore SpA (MEDP) ...........       8,400           192
 Olivetti SpA (COMM) ..............................     198,400           722
 Parmalat Finanziaria SpA (FOOD) ..................      77,600           110
 Pirelli SpA (DIOP) ...............................      81,100           213
 Riunione Adriatica di Sicorta SpA (INSU) .........      25,379           279
 Riunione Adriatica di Sicorta SpA - RNC (INSU) ...      13,920           110
 SAI spa (INSU) ...................................       4,300            76
 San Paolo-IMI SpA (BANK) .........................      62,154         1,103
 Sirti SpA (TELE) .................................      11,100            18
 Telecom Italia Mobile SpA (TELS) .................     280,100         2,861
 Telecom Italia Mobile SpA - RNC (TELS) ...........      80,700           406
 Telecom Italia SpA (TELS) ........................     161,500         2,220
 Telecom Italia SpA - RNC (TELS) ..................      47,300           314
 UniCredito Italiano SpA (BANK) ...................     201,600           964
                                                                     ---------
                                                                       18,460
Japan - 30.6%
 77 Bank, Ltd. (BANK) .............................      18,000           144
 Acom Co., Ltd. (LEND) ............................       4,200           353
 Advantest (ETRN) .................................       2,900           646
 Ajinomoto Co., Inc. (FOOD) .......................      20,000           256
 Alps Electric Co. (ETRN) .........................       7,000           130
 Amada Co., Ltd (MACH) ............................      13,000           110
 Aoyama Trading Co. (RETS) ........................       2,600            37
 Arabian Oil Co., Ltd. (OILS) .....................       4,200            14
 Asahi Bank, Ltd. (BANK) ..........................      73,000           307
 Asahi Breweries, Ltd. (FOOD) .....................      13,000           155
 Asahi Chemical Industry Co., Ltd. (CHEM) .........      42,000           297
 Asahi Glass Co., Ltd. (APPL) .....................      39,000           436
 Bank of Tokyo-Mitsubishi (BANK) ..................     127,000         1,533
 Bank of Yokohama, Ltd. (BANK) ....................      22,000            98
 Benesse Corp. (COMM) .............................       2,600           180
 Bridgestone Corp. (PART) .........................      21,000           444
 Canon, Inc. (COMM) ...............................      22,000         1,095
 Casio Computer Co. (ETRN) ........................       9,000           101
 Central Japan Railway Co. (TRAN) .................          81           458
 Chiyoda Corp. * (ENGI) ...........................      16,000            17
 Citizen Watch Co., Ltd. (RETS) ...................      10,000            96
 Cosmo Oil Co., Ltd. (OILX) .......................      33,000            61
 Credit Saison Co., Ltd. (FINL) ...................       5,600           130
 CSK Corp. (SOFT) .................................       3,200            99
 Dai Nippon Printng Co., Ltd. (COMM) ..............      19,000           335
 Daicel Chemical Industries, Ltd. (CHEM) ..........      16,000            52
 Daiichi Pharmaceutical Co., Ltd. (HEAL) ..........      10,000           254
 Daikin Industries, Ltd. (CONS) ...................      10,000           232
 Dainippon Ink & Chemicals, Inc. (CHEM) ...........      28,000           132
 Dainippon Screen Manufacturing Co., Ltd. (ELEQ) ..       9,000            86
 Daito Trust Construction Co., Ltd. (REAL) ........       2,200            36
 Daiwa House Industry Co., Ltd. (HOUS) ............      17,000           124
 Daiwa Securities Group, Inc. (FUND) ..............      37,000           488
 Denso Corp. (ETRN) ...............................      18,000           438
 East Japan Railway Co. (TRAN) ....................         107           621
 Ebara Corp. (MACH) ...............................       9,000           122
 Eisai Co. Ltd. (HEAL) ............................      10,000           320
 Fanuc, Ltd. (ELEQ) ...............................       6,800           691
 Fuji Bank, Ltd. (BANK) ...........................      95,000           722
 Fuji Photo Film (LEIS) ...........................      14,000           573
 Fuji Soft ABC, Inc. (SOFT) .......................       1,000            59
 Fujikura (ELEQ) ..................................      11,000            73
 Fujitsu, Ltd. (ELEQ) .............................      51,000         1,764
 Furukawa Electric Co. (TELE) .....................      10,000           209
 Hankyu Corp. (TRAN) ..............................      23,000            76
 Hirose Electric Co., Ltd. (ETRN) .................       1,500           233
 Hitachi Zosen Corp. (CONS) .......................      52,000            47
 Hitachi, Ltd. (ETRN) .............................      88,000         1,269
 Honda Motor Co. (AUTO) ...........................      26,000           885
 Hoya Corp. (ETRN) ................................       4,000           358
 Industrial Bank of Japan (BANK) ..................      65,000           493
 Isetan Co., Ltd. (RETS) ..........................      14,000           172
 Ito-Yokado Co., Ltd. (RETS) ......................      12,000           722
 Itochu Corp. (DIOP) ..............................      48,000           242
 Japan Airlines Co., Ltd. (TRAN) ..................      63,000           239
 Japan Energy Corp. (OILX) ........................      86,000            92
 Japan Tobacco, Inc. (FOOD) .......................          38           333
 Joyo Bank, Ltd. (BANK) ...........................      29,000           112
 JUSCO Co., Ltd. * (RETS) .........................      11,000           208
 Kajima Corp. (CONS) ..............................      35,000           111
 Kaneka Corp. (CHEM) ..............................       5,000            55
 Kansai Electric Power Co., Inc. (UTIE) ...........      22,800           408

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 KAO Corp. (HNBA) .................................      16,000      $    489
 Kawasaki Heavy Industry, Ltd. (DIOP) .............      46,000            70
 Kawasaki Steel Corp. (STEE) ......................     100,000           143
 Keihin Electric Express Railway Co., Ltd. (TRAN) .      35,000           132
 Kinden Corp. (ENGI) ..............................      12,000            75
 Kinki Nippon Railway (TRAN) ......................      35,000           142
 Kirin Brewery Co. (FOOD) .........................      21,000           262
 Kokuyo Co. (COMM) ................................       6,000            98
 Komatsu, Ltd. (MACH) .............................      30,000           211
 Komori Corp. (MACH) ..............................       4,000            70
 Konami Co., Ltd. (COMP) ..........................       2,600           164
 Konica Corp. (LEIS) ..............................      17,000           144
 Kubota Corp. (MACH) ..............................      48,000           174
 Kuraray Co., Ltd. (APPA) .........................      10,000           115
 Kurita Water Industries, Ltd. (POLL) .............       5,000           110
 Kyocera Corp. (ETRN) .............................       5,600           949
 Makita Corp. (CNSU) ..............................       8,000            76
 Marubeni Corp. (DIOP) ............................      23,000            79
 Marui Co., Ltd. (RETS) ...........................      13,000           249
 Matsushita Electric Industrial Co. (ETRN) ........      61,000         1,581
 Minebea Co., Ltd. (CHEM) .........................       4,000            50
 Mitsubishi Chemical Corp. (CHEM) .................      61,000           250
 Mitsubishi Corp. (DIOP) ..........................      44,000           398
 Mitsubishi Electric Corp. (ETRN) .................      52,000           563
 Mitsubishi Estate Co., Ltd. (REAL) ...............      37,000           435
 Mitsubishi Heavy Industries, Ltd. (MACH) .........      90,000           399
 Mitsubishi Logistcs Corp. (TRAN) .................       7,000            63
 Mitsubishi Materials Corp. (PMET) ................      39,000           160
 Mitsubishi Rayon Co., Ltd. (APPA) ................      27,000            82
 Mitsubishi Trust & Banking Corp. (BANK) ..........      37,000           287
 Mitsui & Co., Ltd. (DIOP) ........................      31,000           237
 Mitsui Engineering & Shipbuilding Co.,
  Ltd. * (CONS) ...................................      48,000            46
 Mitsui Fudosan Co., Ltd. (REAL) ..................      24,000           260
 Mitsui Marine & Fire Insurance Co.,
  Ltd. (INSU) .....................................      25,000           120
 Mitsui Mining & Smelting Co., Ltd.
  (META) ..........................................      17,000           129
 Mitsukoshi, Ltd. (RETS) ..........................      14,000            62
 Mori Seiki Co., Ltd. (MACH) ......................       5,000            77
 Murata Manufacturing Co., Ltd. (ETRN) ............       7,000         1,004
 Mycal Corp. (RETS) ...............................      20,000            68
 NAMCO, Ltd. (LEIS) ...............................       3,800           137
 NEC Corp. (COMP) .................................      43,000         1,350
 NGK Insulators (PART) ............................      13,000           161
 NGK Spark Plug Co. (PART) ........................      11,000           170
 Nichiei Co., Ltd. (LEND) .........................       1,500            25
 Nidec Corp. (MACH) ...............................       2,000           173
 Nikon Corp. (LEIS) ...............................      11,000           407
 Nintendo Corp., Ltd. (LEIS) ......................       3,800           663
 Nippon Comsys Corp. (ENGI) .......................       6,000           128
 Nippon Express Co., Ltd. (TRAN) ..................      31,000           190
 Nippon Mitsubishi Oil Co., Ltd. (OILX) ...........      27,000           124
 Nippon Paper Industries Co. (PAPR) ...............      25,000           171
 Nippon Steel Co. (STEE) ..........................     133,000           280
 Nippon Telegraph & Telephone Corp. (UTIT) ........         346         4,598
 Nippon Yusen  Kabushiki Kaisha (TRAN) ............      54,000           260
 Nissan Motor Acceptance Corp. (FINL) .............      64,000           377
 Nitto Denko Corp. (ETRN) .........................       4,000           154
 Nomura Securities Co., Ltd. (FUND) ...............      58,000         1,418
 NSK, Ltd. (META) .................................      20,000           175
 NTN Corp. (METP) .................................      23,000            98
 Obayashi Corp. (CONS) ............................      22,000            97
 Oji Paper Co. (PAPR) .............................      27,000           186
 Okuma Corp. (MACH) ...............................      11,000            48
 Olympus Optical Co. (LEIS) .......................      11,000           197
 Omron Corp. (ETRN) ...............................       8,000           217
 Onward Kashiyama Co., Ltd. (APPA) ................       9,000           122
 Oriental Land Co., Ltd. (LEIS) ...................       2,000           204
 Orix Corp. (FINL) ................................       2,400           354
 Osaka Gas Co. (UTIG) .............................      81,000           233
 Pioneer Corp. (ETRN) .............................       6,000           234
 Promise Co., Ltd. (LEND) .........................       2,600           205
 RENOWN, Inc. (APPA) ..............................      23,000            34
 Rohm Co., Ltd. (ETRN) ............................       4,000         1,169
 Sakura Bank, Ltd. (BANK) .........................     116,000           801
 Sankyo Co., Ltd. (HEAL) ..........................      13,000           293
 Sanrio Co., Ltd. * (CNSU) ........................       3,000            80
 Sanyo Electric Co. (ETRN) ........................      56,000           503
 Secom Co. (ETRN) .................................       8,000           584
 Sega Enterprises (CNSU) ..........................       4,300            66
 Sekisui Chemical Co. (CHEM) ......................      20,000            77
 Sekisui House, Ltd. (CONS) .......................      25,000           231
 Sharp Corp. (ETRN) ...............................      31,000           548
 Shimamura Co., Ltd. (RETS) .......................       1,000           117
 SHIMANO, Inc. (LEIS) .............................       5,000           120
 Shimizu Corp. (CONS) .............................      29,000            83
 Shin-Etsu Chemical Co. (CHEM) ....................       9,000           456
 Shionogi & Co., Ltd. (HEAL) ......................      14,000           266
 Shiseido Co., Ltd. (CHEM) ........................      14,000           216
 Shizuoka Bank, Ltd. (BANK) .......................      19,000           161
 Showa Shell Sekiyu K.K. (OILX) ...................      21,000           104
 SMC Corp. (MACH) .................................       2,000           376
 Softbank Corp. (BANK) ............................       9,000         1,221
 Sony Corp. (ETRN) ................................      26,000         2,426
 Sumitomo Bank (BANK) .............................      86,000         1,054
 Sumitomo Chemical Co. (CHEM) .....................      48,000           289
 Sumitomo Corp. (DIOP) ............................      22,000           247
 Sumitomo Electric Industries (DIOP) ..............      19,000           326
 Sumitomo Heavy Industry (MACH) ...................      31,000           104

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Sumitomo Marine & Fire Insurance Co.,
  Ltd. (INSU) .....................................      24,000      $    140
 Sumitomo Metal Industries (STEE) .................     102,000            70
 Sumitomo Metal Mining Co. (PMET) .................      17,000            80
 Taisho Pharmaceutical Co., Ltd. (HEAL) ...........      10,000           358
 Taiyo Yuden Co., Ltd. (ELEQ) .....................       4,000           250
 Takashimaya Co. (RETS) ...........................      12,000           112
 Takeda Chemical Industries (CHEM) ................      24,000         1,574
 Takefuji Corp. (LEND) ............................       5,000           604
 Teijin, Ltd. (APPA) ..............................      30,000           146
 Teikoku Oil Co., Ltd. (OILX) .....................      19,000            62
 Terumo Corp. (HEAL) ..............................       4,000           135
 The Chuo Mitsui Trust and Banking Co.,
  Ltd. (BANK) .....................................       8,000            35
 The Daiwa Bank, Ltd. (BANK) ......................      39,000           101
 Tobu Railway Co., Ltd. (TRAN) ....................      36,000           103
 Toho Co., Ltd. (MEDI) ............................       1,200           204
 Tohoku Electric Power (UTIE) .....................      13,000           175
 Tokai Bank Ltd. (BANK) ...........................      53,000           261
 Tokio Marine & Fire Insurance Co. (INSU) .........      42,000           484
 Tokyo Broadcasting (MEDI) ........................       7,000           302
 Tokyo Dome Corp. (LEIS) ..........................       7,000            32
 Tokyo Electric Power (UTIE) ......................      35,700           870
 Tokyo Electron, Ltd. (ETRN) ......................       5,000           684
 Tokyo Gas Co. (UTIG) .............................      27,000            76
 Tokyu Corp. (TRAN) ...............................      26,000           128
 Toppan Printing Co. (CNSU) .......................      20,000           211
 Toray Industries, Inc. (APPA) ....................      33,000           134
 Toshiba Corp. (ETRN) .............................      78,000           880
 Tostem Corp. (CONS) ..............................       8,000           130
 Toto, Ltd. (APPL) ................................      13,000           100
 Toyo Seikan Kaisha, Ltd. (CONT) ..................       8,000           149
 Toyota Motor Corp. (AUTO) ........................      99,000         4,507
 Trans Cosmos, Inc. (SOFT) ........................         700           105
 Uni-Charm Corp. (PAPR) ...........................       3,000           182
 UNY Co., Ltd. (RETS) .............................      11,000           152
 Wacoal Corp. (APPA) ..............................      11,000           112
 Yamaha Corp. (LEIS) ..............................       6,000            66
 Yamanouchi Pharmaceutical Co., Ltd. (HEAL) .......      10,000           546
 Yamato Transport Co., Ltd. (TRAN) ................      14,000           348
 Yokogawa Electric (ETRN) .........................      11,000           110
                                                                     ---------
                                                                       70,432
Mexico - 1.1%
 Alfa, SA * (DIOP) ................................      16,000            37
 Apasco SA de CV (CONS) ...........................       6,000            34
 Cemex SA de CV - CPO * (CONS) ....................      34,000           159
 Cifra SA de CV - Ser. V (RETS) ...................      96,000           225
 Desc SA de CV - Ser. B (DIOP) ....................      39,000            25
 Fomento Economico Mexicano SA de CV (FOOD) .......      20,000            85
 Grupo Carso SA de CV - Ser. A1 (DIOP) ............      24,000            85
 Grupo Financiero Banamex Accival SA de
  CV (Banacci) (FINL) .............................      35,000           147
 Grupo Financiero Bancomer SA de CV -
  Cl. O (FINL) ....................................     157,000            80
 Grupo Mexico SA - Ser. B (META) ..................      18,000            51
 Grupo Modelo SA de CV - Ser. C (FOOD)                   62,000           144
 Grupo SA de CV - Ser. A (FOOD) ...................      24,000            38
 Grupo Televisa SA * (MEDI) .......................      60,000           206
 Industrias Penoles SA * (META) ...................      20,000            32
 Kimberly-Clark de Mexico SA de CV (PAPR) .........      47,000           134
 Telephonos de Mexico SA - Ser. L (UTIT)                326,000           930
 Wal-Mart de Mexico SA de CV - Ser. C (RETS) ......      25,000            58
                                                                      --------
                                                                        2,470
Netherlands - 2.6%
 ABN Amro Holding NV (BANK) .......................      18,400           451
 Aegon NV (INSU) ..................................      19,000           676
 Akzo Nobel NV (CHEM) .............................       3,850           164
 ASM Lithography Holding NV (COMP) ................       3,000           129
 Elsevier NV (MEDP) ...............................      10,500           127
 Heineken NV (FOOD) ...............................       4,375           266
 ING Groep NV (BANK) ..............................       9,800           662
 Koninklije KPN NV (TELS) .........................      13,112           587
 Koninklijke Ahold NV (RETF) ......................       7,000           206
 Koninklijke Philips Electronics NV (ETRN) ........      15,728           742
 Royal Dutch Petroleum Co. (OILE) .................      22,650         1,408
 TNT Post Group NV (TRAN) .........................       5,610           151
 Unilever NV - CVA (CNSU) .........................       5,819           267
 Wolters Kluwer NV - CVA (MEDP) ...................       4,400           117
                                                                      --------
                                                                        5,953
New Zealand - 0.2%
 Carter Holt Harvey, Ltd. (PAPR) ..................      88,200            76
 Telecom Corp. of New Zealand, Ltd.
  (TELS) ..........................................      98,600           345
                                                                      --------
                                                                          421
Norway - 0.7%
 ASK Proxima ASA * (COMP) .........................       3,520            40
 Den Norske Bank (BANK) ...........................      28,960           120
 Kvaerner ASA - B Shares (CONS) ...................       1,900            17
 Kvaerner plc (CONS) ..............................       3,140            33
 Leif Hoegh & Co. ASA (TRAN) ......................       8,340            73
 Merkantildata ASA (SOFT) .........................       4,300            22
 Norsk Hydro ASA (DIOP) ...........................       9,340           392

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Norway - Continued
 Norske Skogsindustrier ASA - Cl. A
  (PAPR) ..........................................       2,500      $     71
 Orkla ASA (DIOP) .................................      23,420           445
 Petroleum Geo-Services ASA (OILE) ................       6,240           106
 Smedvig ASA - A Shares (OILS) ....................       4,800            87
 Smedvig ASA - B Shares (OILS) ....................       5,200            85
 Storebrand ASA (INSU) ............................      13,040            94
 Tomra Systems ASA (COMM) .........................       1,600            42
                                                                     ---------
                                                                        1,627
Peru - 0.0%
 Credicorp, Ltd. (BANK) ...........................       3,600            33
Philippines - 0.1%
 Ayala Land, Inc. (READ) ..........................     218,760            28
 Metropolitan Bank & Trust Co. (BANK) .............      13,090            61
 Petron Corp. (OILS) ..............................     468,400            15
 Philippine Long Distance Telephone Co.
  (UTIT) ..........................................       3,200            57
 SM Prime Holdings, Inc. (READ) ...................     545,000            66
                                                                     ---------
                                                                          227
Portugal - 0.6%
 Banco Comercial Portgues, SA (BANK) ..............      33,000           172
 Banco Espirito Santo SA (BANK) ...................       1,100            27
 BPI-SGPS, SA - Registered Shares (FUND)                 32,490           115
 Brisa-Auto Estradas de Portugal, SA
  (CONS) ..........................................       8,375            72
 EDP-Electricidade de Portugal SA (UTIE) ..........      13,500           245
 Jeronimo Martins, SGPS, SA (FOOD) ................       3,600            59
 Portugal Telecom, SA (TELS) ......................      46,000           516
 Sonae SGPS, SA (RETS) ............................      30,000            53
 Sonae, SGPS, SA (RETS) ...........................      10,000            18
                                                                     ---------
                                                                        1,277
Singapore - 0.3%
 City Developments, Ltd. (READ) ...................      41,000           159
 Cycle & Carriage, Ltd. (AUTO) ....................       4,000             9
 DBS Group Holdings, Ltd. (BANK) ..................       9,000           116
 First Capital Corp., Ltd. (READ) .................      31,000            30
 Hotel Properties, Ltd. (REAL) ....................      50,000            45
 Singapore Telecommunications, Ltd.
  (TELS) ..........................................     114,000           167
 United Overseas Bank, Ltd. (BANK) ................       8,448            55
                                                                     ---------
                                                                          581
South Africa - 1.0%
 ABSA Group, Ltd. (BANK) ..........................      24,600            93
 Anglo American Platinum Corp., Ltd.
  (PMET) ..........................................       5,400           155
 Barlow, Ltd. (DIOP) ..............................      11,700            70
 De Beers Centenary AG (UTIE) .....................       9,100           221
 Dimension Data Holdings, Ltd. (COMP) .............      16,983           140
 FirstRand, Ltd. (FINL) ...........................     164,400           169
 Foschini, Ltd. * (RETS) ..........................      37,100            63
 Impala Platinum Holdings, Ltd. (META) ............       2,600            97
 Imperial Holdings, Ltd. (DIOP) ...................       9,815            80
 Investec Group, Ltd. (FUND) ......................       2,300            77
 JD Group, Ltd. (APPL) ............................       6,400            42
 Liberty Life Association of Africa,
  Ltd. (INSU) .....................................      12,400           118
 M-Cell, Ltd. (TELS) ..............................      40,200           195
 Metropolitan Life, Ltd. (INSU) ...................      30,200            39
 Nampak, Ltd. (CONT) ..............................      25,500            55
 Nedcor, Ltd. (BANK) ..............................       6,600           139
 Pepkor, Ltd. * (RETS) ............................       9,700            35
 Rembrandt Group, Ltd. (DIOP) .....................      15,300           148
 Sappi, Ltd. (READ) ...............................      10,900            82
 Sasol, Ltd. (OILX) ...............................      12,800            86
 South African Breweries plc (FOOD) ...............      19,300           144
                                                                     ---------
                                                                        2,248
South Korea - 1.4%
 Cheil Jedang Corp. (FOOD) ........................       2,136            98
 Hankook Tire Co., Ltd. (PART) ....................      18,570            38
 Housing & Commercial Bank, Korea (BANK) ..........       1,672            39
 Hyundai Motor Co., Ltd. (AUTO) ...................       7,570            97
 Kookmin Bank (BANK) ..............................       8,310           106
 Korea Electric Power Corp. (UTIE) ................      14,790           459
 L.G. Chemicals, Ltd. (CHEM) ......................       4,630            92
 LG Electronics (ETRN) ............................       3,990           112
 LG Investment & Securities Co., Ltd.
  (FINL) ..........................................       1,800            23
 Pohang Iron & Steel Co., Ltd. (STEE) .............       1,570           133
 Samsung Corp. (ETRN) .............................       6,120            53
 Samsung Display Devices Co. (ETRN) ...............       2,610           125
 Samsung Electro-Mechanics Co. (ETRN) .............       2,690           169
 Samsung Electronics (ETRN) .......................       3,840         1,271
 Samsung Fire & Marine Insurance (INSU) ...........       2,272            63
 Shinhan Bank (BANK) ..............................       7,310            69
 SK Corp. (OILS) ..................................       4,651            85
 SK Telecom Co., Ltd. (TELS) ......................         800           262
                                                                     ---------
                                                                        3,294
Spain - 3.1%
 Altadis * (FOOD) .................................       7,714           118
 Autopistas Concesionaria Espanola SA
  (TRAN) ..........................................      13,503           117
 Banco Bilbao Vizcaya SA (BANK) ...................      86,800         1,297

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Spain - Continued
 Banco Santander Central Hispano SA
  (BANK) ..........................................      90,100      $    951
 Corporacion Financiera Alba SA (FUND)                    6,000           158
 Corporacion Mapfre SA (INSU) .....................       2,100            27
 Endesa SA (UTIE) .................................      28,100           544
 Fomento de Construcciones y Contratas
  S.A. (CONS) .....................................       4,600            87
 Gas Natural SDG SA - E Shares (UTIG) .............      13,800           248
 Grupo Dragados SA (CONS) .........................       8,400            60
 Iberdrola SA (UTIE) ..............................      27,500           354
 Repsol SA (OILX) .................................      30,000           597
 Sociedad General de Aguas de Barcelona
  SA (FOOD) .......................................       8,484           113
 Sol Melia SA (LEIS) ..............................       5,700            64
 Telefonica SA (UTIT) .............................      96,145         2,065
 TelePizza, SA * (RETF) ...........................       3,078            17
 Union Electrica Fenosa SA (UTIE) .................      12,200           221
 Vallehermoso SA (READ) ...........................       8,700            52
 Zardoya Otis SA (MACH) ...........................       8,866            79
                                                                     ---------
                                                                        7,169
Sweden - 2.0%
 Drott AB - B Shares (REAL) .......................      10,200           110
 ForeningsSparbanken AB (BANK) ....................       8,700           127
 Hennes & Mauritz AB - B Shares (RETS) ............      13,800           288
 NetCom Systems, Inc. - Cl. B (TELS) ..............       2,032           150
 NORDIC BALTIC Holding (BANK) .....................      29,219           213
 Nordic Baltic Holdings (BANK) ....................      20,910           156
 SANDVIK AB (MACH) ................................       4,950           104
 Securitas AB - B Shares (COMM) ...................       9,200           195
 Skand Enskilda Banken - Cl. A (BANK) .............      10,200           121
 Skandia Forsakrings AB (INSU) ....................      19,000           502
 Skanska AB (CONS) ................................       3,100           110
 Svenska Cellulosa AB - Cl. B (PAPR) ..............       4,500            85
 Svenska Handelsbanken, Inc. - A Shares
  (BANK) ..........................................       6,350            92
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ..........................................     112,000         2,216
 Volvo AB (AUTO) ..................................       5,750           125
                                                                     ---------
                                                                        4,594
Switzerland - 1.6%
 ABB, Ltd. * (ENGI) ...............................       2,168           259
 ABB, Ltd. * (ENGI) ...............................       1,879           218
 Adecco SA - Reg. (COMM) ..........................          60            51
 Credit Suisse Group - Reg. (BANK) ................       1,970           392
 Givaudan * (TELS) ................................          55            17
 Nestle SA (FOOD) .................................         260           520
 Novartis AG - Reg. (HEAL) ........................         380           602
 Roche Holding AG (HEAL) ..........................          10           106
 Roche Holding AG (HEAL) ..........................          45           438
 Schweizerische
  Rueckversicherungs-Gesellschaft (INSU) ..........         110           224
 Swisscom AG - Reg. (UTIT) ........................         340           118
 UBS AG (BANK) ....................................       3,226           472
 Zurich Allied AG (INSU) ..........................         340           168
                                                                     ---------
                                                                        3,585
Thailand - 0.2%
 ABN Amro Asia Secuities Public Co.,
  Ltd. (FINL) .....................................      23,000            18
 ADVANCE AGRO (PAPR) ..............................      69,000            31
 Bangkok Insurance Public Co., Ltd.
  (INSU) ..........................................      12,200            32
 Electricity Generating Public, Co.,
  Ltd. - Foreign R Shares (UTIE) ..................      42,200            45
 Italian-Thai Development Public Co.,
  Ltd. (CONS) .....................................      37,400            55
 National Petrochemical Public Co., Ltd.
  (CHEM) ..........................................      42,100            33
 PTT Exploration and Production Public
  Co., Ltd. (OILX) ................................      11,100            54
 Saha-Union Public Co., Ltd. (APPA) ...............     102,700            28
 Sermsuk Public Co., Ltd. (FOOD) ..................       7,300            18
 Siam Cement Public Co., Ltd. (CONS) ..............       4,000            75
 TelecomAsia Corp. Public Co., Ltd. *
  (UTIT) ..........................................     113,200           126
 Thai Reinsurance Public Co., Ltd.
  (INSU) ..........................................      36,200            31
                                                                     ---------
                                                                          546
Turkey - 0.4%
 Arcelik AS (APPL) ................................   3,276,000           161
 Kartonsan Karton Sanayi Ve Ticaret AS
  (PAPR) ..........................................   1,083,000            64
 Migros Turk T.A.S. (RETF) ........................     387,000            72
 Turkiye Garanti Bankasi AS (BANK).................  12,113,000           146
 Turkiye Is Bankasi (Isbank) - Cl. C
  (BANK) ..........................................  11,517,060           246
 Yapi ve Kredi Bankasi AS (BANK) ..................  12,211,870           136
                                                                     ---------
                                                                          825
United Kingdom - 7.3%
 Abbey National First Capital BV (BANK) ...........      16,000           191
 Allied Zurich plc * (INSU) .......................      18,600           220
 AstraZeneca Group plc (HEAL) .....................      18,239           851
 Barclay's plc (BANK) .............................      15,300           380
 Bass plc (FOOD) ..................................      11,100           125
 BG Group plc (UTIG) ..............................      37,866           245
 BOC Group plc (CHEM) .............................       7,000           101
 Boots Co. plc (RETD) .............................      10,700            81
 BP Amoco plc (OILE) ..............................     179,100         1,718
 British Aerospace plc (AERO) .....................      32,263           201
 British Airways plc (TRAN) .......................      18,800           108

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                       Market
            Name of Issuer                              Shares          Value
                                                                       (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 British American Tobacco plc * (FOOD) ............      18,600      $    124
 British Land Co. plc (REAL) ......................       7,200            44
 British Sky Broadcast plc (MEDI) .................      19,900           389
 British Telecommunications plc (TELS) ............      60,500           782
 Burmah Castrol plc (OILS) ........................       1,750            44
 Cadbury Schweppes plc (FOOD) .....................      26,600           175
 Carlton Communications plc (MEDI) ................      16,300           210
 Centrica plc * (UTIG) ............................      58,900           197
 CGU plc (INSU) ...................................       9,300           155
 Diageo plc (FOOD) ................................      11,000            99
 EMI Group plc (LEIS) .............................      12,400           113
 GKN plc (AUTO) ...................................       9,200           117
 Glaxo Wellcome plc (HEAL) ........................      32,110           936
 Granada Group plc (DIOP) .........................      23,400           234
 Halifax Group plc (LEND) .........................      14,100           135
 Hilton Group plc (LEIS) ..........................      20,700            73
 HSBC Holdings plc (BANK) .........................      68,800           787
 HSBC Holdings plc (BANK) .........................      24,900           285
 Imperial Chemical Industries plc (CHEM) ..........       1,700            14
 Invensys, plc (DIOP) .............................      74,985           281
 J Sainsbury plc (RETF) ...........................      24,100           109
 Kingfisher plc (RETS) ............................      15,900           145
 Land Securities plc (REAL) .......................       8,400           100
 Legal & General Group plc (INSU) .................      62,800           147
 Lloyds TSB Group plc (BANK) ......................      51,200           483
 Logica plc (SOFT) ................................       7,100           168
 Marconi plc (TELE) ...............................      28,600           372
 Marks & Spencer plc (RETS) .......................      19,900            70
 National Grid Group plc (UTIE) ...................      22,500           177
 National Power plc (UTIE) ........................      16,500           105
 Pearson plc (MEDP) ...............................       8,100           257
 Peninsular & Oriental Steam Navigation
  Co. (TRAN) ......................................      10,300            88
 Prudential Corp. (INSU) ..........................      20,900           306
 Railtrack Group plc (TRAN) .......................       6,700           104
 Rank Group plc (DIOP) ............................      16,000            37
 Reed International plc (MEDP) ....................      15,400           134
 Reuters Group plc (BUSI) .........................      15,900           271
 Rio Tinto plc - Reg. (DIOP) ......................      11,900           195
 Royal Bank of Scotland Group (BANK) ..............      11,500           192
 Schroders (BANK) .................................       4,050            73
 Scottish Power plc (UTIE) ........................      17,100           145
 SmithKline Beecham plc (HEAL) ....................      51,500           674
 Tesco plc (RETF) .................................      67,200           209
 The Great Universal Stores plc (RETS) ............      11,800            76
 The Sage Group plc (MEDI) ........................      25,400           206
 Unilever plc (CNSU) ..............................      26,703           162
 United Utilities plc (AGRI) ......................      10,400           103
 Vodafone AirTouch plc (TELS) .....................     543,618         2,196
                                                                     ---------
                                                                       16,719
United States - 0.0%
 Great Eastern Shipping Co. - GDR * (TRAN) ........      18,720            31
                                                                     ---------
                                TOTAL COMMON STOCK-        94.7%      218,302


PREFERRED STOCK
Australia - 0.2%
 News Corp., Ltd. (MEDI) ..........................      34,800           420
Brazil - 0.8%
 Aracruz Celulose SA - Cl. B (PAPR) ...............      38,000            72
 Banco Bradesco SA (BANK) .........................  15,494,000           135
 Banco Itau SA (BANK) .............................   1,240,000           109
 Centrais Electricas Brasileires SA -
  Cl. B (UTIE) ....................................   3,137,000            70
 Companhia Cervejaria Brahma (FOOD) ...............     101,000            86
 Companhia Energetica de Minas Gerais -
  CEMIG (UTIE) ....................................   3,565,000            62
 Companhia Vale do Rio Doce - Cl. A * (META) ......       8,000           226
 Embratel Participacoes SA (UTIT) .................   6,417,000           153
 Petroleo Brasileiro SA - Petrobras (OILS) ........      17,710           535
 Tele Centro Sul Participacoes SA (UTIT) ..........   6,634,000            96
 Tele Norte Leste Participacoes SA (UTIT) .........   7,080,518           166
 Telesp Celular Participacoes SA * (TELS) .........   6,756,387           122
 Telesp Participacoes SA * (UTIT) .................   3,000,000            56
                                                                     ---------
                                                                        1,888
Germany - 0.4%
 Dyckerhoff AG (CONS) .............................       2,600            66
 RWE AG (OILX) ....................................       1,170            32
 SAP AG - Vorzug (SOFT) ...........................       4,470           826
 Volkswagen AG (AUTO) .............................       3,800            89
                                                                     ---------
                                                                        1,013
                                                                     ---------
                             TOTAL PREFERRED STOCK-         1.4%        3,321

                                                        Par
                                                       Value
                                                      (000's)
PUBLICLY-TRADED BONDS
United Kingdom - 0.0%
 British Aerospace plc - Bonds (AERO)
 7.45% due 11/29/03 ............................... $         4             6
                                                                     ---------
WARRANTS
Mexico - 0.0%
 Cemex SA de CV (CONS)

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                              Par              Market
             Name of Issuer                  Value              Value
                                            (000's)            (000's)
WARRANTS - CONTINUED

Mexico - Continued
 expires 12/02/02 (Cost $1) ...........         2,000        $         1
United States - 1.2%
 Morgan Stanley Capital Llc (FINL)
 expires 04/07/07 (Cost $2,709) .......        19,000              2,661
                                                             -----------
                         TOTAL WARRANTS-          1.2%             2,662

RIGHTS

Norway - 0.0%
 KVAERNER A (DIOP)
 expires 06/23/00 (Cost $0) ...........         1,611                  1
 Kvaerner plc (DIOP)
 expires 06/23/00 (Cost $0) ...........           975
                                                             -----------
                                                                       1

Philippines - 0.0%
 Metrobank (BANK)
 expires 07/28/00 (Cost $0) ...........         1,309                  1

Portugal - 0.0%
 Sonae SGPS, SA (RETS)
 expires 07/19/00 (Cost $0) ...........        10,000                 10

Spain - 0.0%
 Autopistas Del Sol SA (TRAN)
 expires 07/05/00 (Cost $0) ...........        13,503                  6

Thailand - 0.0%
 TELECOMASIA (UTIT)
 expires 01/01/80 (Cost $0) ...........        35,747
                                                             -----------
                           TOTAL RIGHTS-          0.0%                18


SHORT-TERM INVESTMENTS - 2.4%
 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 .................         5,083              5,083
 U.S. Treasury
  5.58% due 09/14/00 ..................           365                361
                                                             -----------
                                                                   5,444
                                          -----------        -----------
                     TOTAL INVESTMENTS-          99.7%           229,753
   Cash and Receivables, less payables-           0.3%               660
                                          -----------        -----------
                            NET ASSETS-         100.0%           230,413
                                          ===========        ===========

* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Banks ..........................................   BANK      $29,540    13.2%
Electronic Products and Services ...............   ETRN       19,278     8.6%
Telecommunication Services .....................   TELS       18,504     8.3%
Telephone ......................................   UTIT       15,360     6.8%
Insurance ......................................   INSU       13,073     5.8%
Diversified Operations .........................   DIOP       12,929     5.8%
Health Care Products ...........................   HEAL       11,199     5.0%
Automobile .....................................   AUTO        9,196     4.1%
Chemicals ......................................   CHEM        6,677     3.0%
Electric Power .................................   UTIE        6,546     3.0%
Food, Beverage and Tobacco .....................   FOOD        6,207     2.7%
Oil and Natural Gas Exploration and Production..   OILX        5,079     2.3%
Transportation Services ........................   TRAN        5,015     2.2%
Financial Services .............................   FINL        4,595     2.1%
Retail - Department Stores .....................   RETD        4,533     2.0%
Construction ...................................   CONS        4,522     2.0%
Media - TV / Radio .............................   MEDI        4,029     1.8%
Commercial Services ............................   COMM        3,977     1.8%
Oil - Equipment and Services ...................   OILE        3,232     1.4%
Brokerage and Investment Management ............   FUND        3,223     1.4%
Leisure and Recreation .........................   LEIS        3,144     1.4%
Electrical Equipment ...........................   ELEQ        2,864     1.3%
Oil ............................................   OILS        2,765     1.2%
Computer Software and Services .................   SOFT        2,542     1.2%
Machinery ......................................   MACH        2,414     1.1%
Retail - Food ..................................   RETF        2,381     1.1%
Telecommunication Equipment ....................   TELE        2,055     0.9%
Cosmetics and Personal Care Products ...........   HNBA        1,902     0.8%
Computer Equipment .............................   COMP        1,826     0.8%
Personal and Commercial Lending ................   LEND        1,322     0.6%
Paper and Forest Products ......................   PAPR        1,275     0.6%
Shoe and Apparel Manufacturing .................   APPA        1,270     0.6%
Real Estate Operations .........................   REAL        1,241     0.6%
Natural Gas Distribution .......................   UTIG        1,176     0.5%
Auto and Truck Parts ...........................   PART        1,163     0.5%
Metals and Mining ..............................   META        1,050     0.5%
Steel ..........................................   STEE          916     0.4%
Engineering and Construction ...................   ENGI          903     0.4%
Consumer - Miscellaneous .......................   CNSU          862     0.4%
Media - Publishing .............................   MEDP          827     0.4%
Household Appliances / Furnishings .............   APPL          739     0.3%
Real Estate Development ........................   READ          736     0.3%
Precious Metals/Gems/Stones ....................   PMET          577     0.3%
Containers .....................................   CONT          307     0.1%
Business Services ..............................   BUSI          271     0.1%

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Aerospace and Defense ........................     AERO        207      0.1%
Real Estate Investment Trust .................     REIT        180      0.1%
Metal Product and Fabrication ................     METP        170      0.1%
Housing ......................................     HOUS        124      0.1%
Pollution Control ............................     POLL        110      0.0%
Agricultural Operations ......................     AGRI        103      0.0%
Energy - Alternative Stores ..................     ENER         92      0.0%
Retail - Drug Stores .........................     RETD         81      0.0%
                                                          --------  -------
                                                          $224,309    100.0%
                                                          ========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES II PORTFOLIO


                                                                Market
                Name of Issuer                   Shares          Value
                                                                (000's)
COMMON STOCK

Australia - 2.5%
 Brambles Industries, Ltd. (DIOP) ...........     2,553          $   78
 Broken Hill Proprietary Co., Ltd. (DIOP) ...    24,200             286
 Commonwealth Bank of Australia (BANK) ......     4,462              74
 Lend Lease Corp. (FINL) ....................     2,627              33
 Publishing & Broadcasting, Ltd. (MEDP) .....     9,083              70
 TABCORP Holdings, Ltd. (LEIS) ..............     5,585              32
 Telstra Corp., Ltd. (TELS) .................    16,907              69
                                                                 ------
                                                                    642
Belgium - 0.6%
 Dexia (BANK) ...............................       420              62
 Fortis (B) (INSU) ..........................     2,980              86
 UCB SA (HEAL) ..............................       240               9
                                                                 ------
                                                                    157
Brazil - 1.1%
 Aracruz Celulose SA - ADR (PAPR) ...........     5,200             101
 Companhia Vale do Rio Doce - ADR (META) ....     6,300             177
                                                                 ------
                                                                    278
Canada - 3.2%
 Alberta Energy, Ltd. (OILX) ................     1,200              49
 BCE, Inc. (TELS) ...........................     2,110              50
 Canadian National Railway Co. (TRAN) .......     7,000             204
 MANULIFE Financial Corp. (INSU) ............     8,600             152
 NORTEL NETWORKS Corp. (TELE) ...............     3,313             230
 Teleglobe, Inc. (TELS) .....................     7,200             152
                                                                 ------
                                                                    837
Finland - 0.9%
 Nokia Oyj (HEAL) ...........................     4,800             245
France - 10.2%
 Alcatel (TELE) .............................     4,710             309
 Altran Technologies, Inc. SA (AERO) ........       190              37
 Aventis SA * (HEAL) ........................     5,544             398
 AXA SA (INSU) ..............................     1,720             271
 Banque Nationale de Paris (BANK) ...........     2,360             227
 Canal Plus (MEDI) ..........................     1,533             258
 Cap Gemini SA (COMM) .......................       410              72
 Carrefour SA (RETF) ........................       310              21
 Groupe Danone (FOOD) .......................       130              17
 Hermes International (RETS) ................       290              39
 L'Oreal (HNBA) .............................        30              26
 Lafarge SA (CONS) ..........................       120               9
 Legrand SA (ELEQ) ..........................       440              99
 Moet Hennessy-Louis Vuitton (FOOD) .........       150              62
 Rhone-Poulenc SA (BANK) ....................     3,060             223
 Sanofi-Synthelabo SA * (HEAL) ..............     3,650             174
 Schneider SA (MACH) ........................       440              31
 Societe Generale - Cl. A (BANK) ............       650              39
 Sodexho Alliance SA (LEIS) .................       160              29
 STMICROELECTRONICS (ETRN) ..................     3,225             203
 Vivendi (DIOP) .............................     1,342             119
                                                                 ------
                                                                  2,663
Germany - 6.6%
 Allianz AG - Reg. (INSU) ...................       655             235
 Bayer AG (CHEM) ............................     6,786             265
 Bayerische Vereinsbank AG (BANK) ...........     2,604             168
 Deutsche Bank AG (BANK) ....................     2,010             165
 Deutsche Telekom AG (UTIT) .................     2,571             147
 E.On AG (DIOP) .............................     1,690              81
 Infineon Technologies AG (ETRN) ............     1,710             135
 SAP AG (SOFT) ..............................     1,410             211
 Siemens AG (DIOP) ..........................     2,101             317
                                                                 ------
                                                                  1,724
Hong Kong - 0.3%
 Henderson Land Development Co., Ltd.
   (READ) ...................................    12,000              53
 Sun Hung Kai Properties, Ltd. (REIT) .......     3,000              21
                                                                 ------
                                                                     74
Italy - 4.8%
 Alleanza Assicurazioni (INSU) ..............     7,000              93
 Banca Intesa SpA (BANK) ....................    50,000             224
 Bipop-Carire SpA (BANK) ....................    15,000             118
 Mediolanum SpA (INSU) ......................     6,000              97
 San Paolo-IMI SpA (BANK) ...................     1,000              18
 Tecnost SpA (COMP) .........................    10,000              38
 Telecom Italia Mobile SpA (TELS) ...........    32,000             327
 Telecom Italia SpA (TELS) ..................    16,000             220
 UniCredito Italiano SpA (BANK) .............    26,000             124
                                                                 ------
                                                                  1,259
Japan - 21.5%
 Bridgestone Corp. (AUTO) ...................     2,000              42
 Canon, Inc. (COMM) .........................     8,000             398
 DDI Corp. (UTIT) ...........................        15             144
 East Japan Railway Co. (TRAN) ..............        32             186
 Fanuc, Ltd. (ELEQ) .........................     1,000             102
 Fuji Bank, Ltd. (BANK) .....................    21,000             160
 Fuji Television Network, Inc. (MEDI) .......         9             141
 Fujitsu, Ltd. (ELEQ) .......................     5,000             173
 Hitachi, Ltd. (ETRN) .......................     3,000              43
 Ito-Yokado Co., Ltd. (RETS) ................     1,000              60
 KAO Corp. (HNBA) ...........................     2,000              61
 Komori Corp. (MACH) ........................     1,000              18
 Kyocera Corp. (ETRN) .......................     2,000             339
 Makita Corp. (CNSU) ........................     2,000              19
 Marui Co., Ltd. (RETS) .....................     4,000              77
 Matsushita Electric Industrial Co. (ETRN) ..    11,000             285
 Mitsui Fudosan Co., Ltd. (REAL) ............    24,000             260
 Murata Manufacturing Co., Ltd. (ETRN) ......     2,000             287
 NEC Corp. (COMP) ...........................    11,000             345
 Nikko Securities Co., Ltd. (FUND) ..........     6,000              59

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES II PORTFOLIO

                                                                Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Nippon Telegraph & Telephone Corp. (UTIT) ..        28          $  372
 Nomura Securities Co., Ltd. (FUND) .........     9,000             220
 NTT Mobile Communications Network, Inc.
  (TELS) ....................................         5             135
 Sankyo Co., Ltd. (HEAL) ....................     3,000              68
 Seven-Eleven Japan (RETF) ..................     2,000             167
 Shin-Etsu Chemical Co. (CHEM) ..............     2,000             101
 Shiseido Co., Ltd. (CHEM) ..................     4,000              62
 Sony Corp. (ETRN) ..........................     3,200             299
 Sumitomo Bank (BANK) .......................    13,000             159
 Sumitomo Corp. (TELE) ......................     6,000              68
 Sumitomo Electric Industries (DIOP) ........     2,000              34
 Toshiba Corp. (ETRN) .......................    26,000             293
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL) ....................................     8,000             437
                                                                 ------
                                                                  5,614
Mexico - 0.9%
 Grupo Televisa SA - GDR * (MEDI) ...........     3,500             241
Netherlands - 5.9%
 ABN Amro Holding NV (BANK) .................     1,020              25
 Akzo Nobel NV (CHEM) .......................       280              12
 ASM Lithography Holding NV (COMP) ..........     4,390             189
 Equant * (COMP) ............................       820              33
 Fortis (NL) NV (INSU) ......................     4,210             122
 ING Groep NV (BANK) ........................     4,410             298
 Koninklije KPN NV (TELS) ...................     1,500              67
 Koninklijke Philips Electronics NV (ETRN) ..     6,640             313
 Royal Dutch Petroleum Co. (OILS) ...........     2,650             165
 United Pan Europe (TELS) ...................     1,950              51
 VNU NV (MEDP) ..............................     5,050             261
                                                                 ------
                                                                  1,536
Portugal - 0.1%
 Jeronimo Martins, SGPS, SA (FOOD) ..........     1,440              24
South Africa - 1.2%
 Anglo American Platinum Corp., Ltd.
  (PMET) ....................................     7,100             205
 Impala Platinum Holdings, Ltd. - ADR
  (META) ....................................     2,900             108
                                                                 ------
                                                                    313
South Korea - 0.7%
 Samsung Electronics (ETRN) .................       560             185
Spain - 1.8%
 Banco Bilbao Vizcaya SA (BANK) .............    11,350             170
 Endesa SA (UTIE) ...........................     6,350             123
 Telefonica SA (UTIT) .......................     8,359             179
                                                                 ------
                                                                    472
Sweden - 1.2%
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ....................................    16,160             320
Switzerland - 3.7%
 Credit Suisse Group - Reg. (BANK) ..........       530             105
 Givaudan * (TELS) ..........................        16               5
 Nestle SA (FOOD) ...........................       176             352
 Roche Holding AG (HEAL) ....................        16             156
 Swisscom AG - Reg. (UTIT) ..................       478             166
 UBS AG (BANK) ..............................     1,180             173
                                                                 ------
                                                                    957
United Kingdom - 26.4%
 Abbey National First Capital BV (BANK) .....     3,000              36
 AstraZeneca Group plc (HEAL) ...............     4,000             187
 Baltimore Technologies plc * (COMP) ........     8,000              61
 BG Group plc (UTIG) ........................     2,000              13
 BOC Group plc (CHEM) .......................    18,668             268
 BP Amoco plc (OILS) ........................    12,000             115
 British Telecommunications plc (TELS) ......    14,117             182
 Cable & Wireless plc (TELS) ................    18,995             322
 Cadbury Schweppes plc (FOOD) ...............    11,000              72
 Carlton Communications plc (MEDI) ..........    21,280             274
 Celltech Group plc * (HEAL) ................     3,000              58
 Centrica plc * (UTIG) ......................     5,000              17
 Compass Group plc (FOOD) ...................    18,000             237
 Diageo plc (FOOD) ..........................    13,000             117
 GKN plc (AUTO) .............................     1,000              13
 Glaxo Wellcome plc (HEAL) ..................    16,000             466
 Hays plc (DIOP) ............................     2,000              11
 Hilton Group plc (LEIS) ....................     4,000              14
 HSBC Holdings plc (BANK) ...................     6,000              69
 Kingfisher plc (RETS) ......................    11,000             100
 Marconi plc (TELE) .........................     7,000              91
 National Grid Group plc (UTIE) .............    31,622             249
 National Power plc (UTIE) ..................    46,041             293
 Prudential Corp. (INSU) ....................    16,432             241
 Railtrack Group plc (TRAN) .................    10,584             164
 Reuters Group plc (BUSI) ...................    19,033             325
 Rio Tinto plc - Reg. (DIOP) ................    12,381             202
 Royal & Sun Alliance Insurance Group plc
  (INSU) ....................................    56,307             365
 Scottish Power plc (UTIE) ..................    35,365             300
 Shell Transport & Trading Co. plc (OILX) ...    43,934             367
 SmithKline Beecham plc (HEAL) ..............    19,784             259
 Standard Chartered (BANK) ..................     7,000              87
 Tesco plc (RETF) ...........................    14,000              43
 The Great Universal Stores plc (RETS) ......    40,897             263
 Unilever plc (CNSU) ........................    10,000              61
 United News & Media plc (MEDP) .............     4,000              57
 Vodafone AirTouch plc (TELS) ...............   164,790             666

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES II PORTFOLIO

                                                                Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

United Kingdom - Continued
 WPP Group plc * (COMM) ......................   16,000         $   234
                                                                -------
                                                                  6,899
                                                                -------
                           TOTAL COMMON STOCK-     93.6%         24,440


PREFERRED STOCK - 0.1%

Germany - 0.1%
 SAP AG - Vorzug (SOFT) ......................       90              16

                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 7.1%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 ........................    1,862         $ 1,862
                                                -------         -------
                            TOTAL INVESTMENTS-    100.8%         26,318
          Payables, less cash and receivables-     (0.8)%          (216)
                                                -------         -------
                                   NET ASSETS-    100.0%         26,102
                                                =======         =======

* Non-income producing security.
ADR-American Depository Receipt
GDR-Global Depository Receipt

See notes to financial statements.


SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                             Market     % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Banks ..........................................   BANK       2,762     11.3%
Telecommunication Services .....................   TELS       2,565     10.5%
Health Care Products ...........................   HEAL       2,455     10.0%
Electronic Products and Services ...............   ETRN       2,383      9.8%
Insurance ......................................   INSU       1,664      6.8%
Diversified Operations .........................   DIOP       1,129      4.6%
Telephone ......................................   UTIT       1,008      4.1%
Electric Power .................................   UTIE         965      4.0%
Media - TV / Radio .............................   MEDI         913      3.7%
Food, Beverage and Tobacco .....................   FOOD         881      3.6%
Chemicals ......................................   CHEM         708      2.9%
Commercial Services ............................   COMM         704      2.9%
Telecommunication Equipment ....................   TELE         697      2.9%
Computer Equipment .............................   COMP         665      2.7%
Transportation Services ........................   TRAN         555      2.3%
Retail - Department Stores .....................   RETS         539      2.2%
Oil and Natural Gas Exploration and Production..   OILX         415      1.7%
Media - Publishing .............................   MEDP         388      1.6%
Electrical Equipment ...........................   ELEQ         373      1.5%
Business Services ..............................   TRAN         325      1.3%
Metals and Mining ..............................   META         285      1.2%
Brokerage and Investment Management ............   FUND         280      1.1%
Oil ............................................   OILS         280      1.1%
Real Estate Operations .........................   REAL         260      1.1%
Retail - Food ..................................   RETF         232      1.0%
Computer Software and Services .................   SOFT         228      1.0%
Precious Metals/Gems/Stones ....................   PMET         205      0.8%
Paper and Forest Products ......................   PAPR         100      0.4%
Cosmetics and Personal Care Products ...........   HNBA          87      0.4%
Consumer Miscellaneous .........................   CNSU          80      0.3%
Leisure and Recreation .........................   LEIS          75      0.3%
Automoblie .....................................   AUTO          55      0.2%
Real Estate Development ........................   READ          53      0.2%
Machinery ......................................   MACH          48      0.2%
Financial Services .............................   FINL          33      0.1%
Natural Gas Distribution .......................   UTIG          20      0.1%
Real Estate Investment Trust ...................   REIT          22      0.1%
Construction ...................................   CONS           9      0.0%
                                                           --------  -------
                                                            $24,456    100.0%
                                                           ========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


                                                                  Market
            Name of Issuer               Shares                    Value
                                                                  (000's)
COMMON STOCK

Australia - 2.5%
 Broken Hill Proprietary Co., Ltd.
  (DIOP) ............................      3,793                   $  45
 Hanson plc * (CONS) ................        122                       1
 National Australia Bank, Ltd. (BANK)      4,131                      69
 News Corp., Ltd. (MEDI) ............      6,023                      83
 TABCORP Holdings, Ltd. (LEIS) ......      4,684                      27
 Telstra Corp., Ltd. (TELS) .........     23,814                      96
 Woolworth's, Ltd. (RETS) ...........      7,824                      29
                                                                   -----
                                                                     350
Finland - 3.2%
 Nokia Oyj (HEAL) ...................      8,086                     412
 Sonera Oyj (TELS) ..................      1,004                      46
                                                                   -----
                                                                     458
France - 11.3%
 Accor SA (LEIS) ....................      1,056                      43
 Air Liquide (CHEM) .................        680                      89
 Alcatel (TELE) .....................      2,182                     143
 AXA SA (INSU) ......................        948                     149
 Banque Nationale de Paris (BANK) ...        956                      92
 Cap Gemini SA (COMM) ...............        217                      38
 Carrefour SA (RETF) ................      1,083                      74
 France Telecom (TELS) ..............      1,054                     147
 Lafarge SA (CONS) ..................        659                      51
 Moet Hennessy-Louis Vuitton
  (FOOD) ............................        108                      45
 Renault (AUTO) .....................      1,042                      47
 Rhodia SA (CHEM) ...................        952                      16
 Rhone-Poulenc SA (BANK) ............      2,159                     158
 STMICROELECTRONICS (ETRN) ..........      2,004                     126
 Total Fina SA - Cl. B (OILX) .......      1,394                     214
 Valeo SA (PART) ....................        957                      51
 Vivendi (DIOP) .....................      1,344                     119
                                                                   -----
                                                                   1,602
Germany - 6.1%
 Allianz AG - Reg. (INSU) ...........        307                     110
 Bayerische Vereinsbank AG (BANK) ...        564                      37
 DaimlerChrysler AG (AUTO) ..........        582                      30
 Deutsche Bank AG (BANK) ............      1,874                     154
 Deutsche Telekom AG (UTIT) .........      2,990                     171
 E.On AG (DIOP) .....................      1,291                      62
 Lufthansa AG (TRAN) ................      2,753                      64
 Muenchener
  Rueckversicherungs-Gesellschaft
  AG - Reg. (INSU) ..................        205                      64
 Preussag AG (DIOP) .................        684                      22
 Siemens AG (DIOP) ..................      1,031                     156
                                                                   -----
                                                                     870
Hong Kong - 2.0%
 Cable & Wireless HKT, Ltd. (TELS) ..     16,400                      36
 China Telecom (Hong Kong), Ltd.
  (TELS) ............................      5,000                      44
 Giordano International, Ltd.
  (RETS) ............................     20,000                      31
 Hang Seng Bank, Ltd. (BANK) ........      6,000                      57
 Hutchison Whampoa, Ltd. (COMM) .....      8,700                     109
                                                                   -----
                                                                     277
Ireland - 0.6%
 Bank of Ireland (BANK) .............     14,037                      88
Italy - 3.5%
 Banca Nazionale del Lavoro (BANK) ..     11,684                      41
 San Paolo-IMI SpA (BANK) ...........      8,800                     156
 Telecom Italia Mobile SpA (TELS) ...     17,500                     179
 Telecom Italia SpA (TELS) ..........      8,983                     124
                                                                   -----
                                                                     500
Japan - 27.1%
 ADERANS Co., Ltd. (HNBA) ...........      1,800                      83
 Advantest (ETRN) ...................        600                     134
 Asahi Chemical Industry Co., Ltd.
  (CHEM) ............................      7,000                      49
 Asahi Glass Co., Ltd. (APPL) .......     11,000                     123
 Bridgestone Corp. (PART) ...........      4,000                      85
 Canon, Inc. (COMM) .................      4,000                     199
 Chiba Bank, Ltd. (BANK) ............     16,000                      63
 Circle K Japan Co., Ltd. (RETF) ....      1,700                      62
 Daiwa Securities Group, Inc.
  (FUND) ............................      5,000                      66
 Fanuc, Ltd. (ELEQ) .................      1,500                     153
 Fuji Bank, Ltd. (BANK) .............     12,000                      91
 Fuji Photo Film (LEIS) .............      3,000                     123
 Fujitsu, Ltd. (ELEQ) ...............      2,000                      69
 Honda Motor Co. (AUTO) .............      1,000                      34
 KAO Corp. (HNBA) ...................      4,000                     122
 Kirin Brewery Co. (FOOD) ...........      7,000                      87
 Mitsui Marine & Fire Insurance Co.,
  Ltd. (INSU) .......................     20,000                      96
 NEC Corp. (COMP) ...................      4,000                     126
 NGK Insulators (PART) ..............      4,000                      50
 Nintendo Corp., Ltd. (LEIS) ........        200                      35
 Nippon Telegraph & Telephone Corp.
  (UTIT) ............................         19                     252
 Nomura Securities Co., Ltd. (FUND) .      3,000                      73
 NTT Mobile Communications Network,
  Inc. (TELS) .......................          2                      54
 Ricoh Co., Ltd. (ETRN) .............      6,000                     127
 Rohm Co., Ltd. (ETRN)  .............        400                     117
 Sharp Corp. (ETRN) .................      7,000                     124
 Shin-Etsu Chemical Co. (CHEM) ......      2,000                     101
 Skylark Co., Ltd. (FOOD) ...........      3,000                     118
 SMC Corp. (MACH) ...................        100                      19
 Softbank Corp. (BANK) ..............        200                      27
 Sony Corp. (ETRN) ..................      1,000                      93
 Sumitomo Bank (BANK) ...............      2,000                      24
 Sumitomo Corp. (DIOP) ..............     10,000                     112
 Takeda Chemical Industries (CHEM) ..      1,000                      66
 Takefuji Corp. (LEND) ..............        800                      97
 Terumo Corp. (HEAL) ................      1,000                      34
 Tokyo Electric Power (UTIE) ........      4,500                     110
 Toppan Forms Co., Ltd. (COMM) ......      3,600                      85

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


            Name of Issuer               Shares                  Market
                                                                  Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Japan - Continued
 Toyota Motor Corp. (AUTO) ..........      4,000                 $   182
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL) ............................      3,000                     164
                                                                 -------
                                                                   3,829
Netherlands - 8.2%
 Akzo Nobel NV (CHEM) ...............      1,837                      78
 ASM Lithography Holding NV
  (COMP) ............................      1,931                      83
 Fortis (NL) NV (INSU) ..............      2,117                      62
 Getronics NV (SOFT) ................      4,087                      63
 ING Groep NV (BANK) ................      3,157                     213
 Koninklije KPN NV (TELS) ...........      3,396                     152
 Koninklijke Philips Electronics NV
  (ETRN) ............................      3,014                     142
 Royal Dutch Petroleum Co. (OILE) ...      3,762                     234
 United Pan Europe (TELS) ...........      1,922                      50
 VNU NV (MEDP) ......................      1,555                      80
                                                                 -------
                                                                   1,157
Singapore - 1.3%
 Chartered Semiconductor Manufacturing
  * (ETRN) ..........................     11,000                      96
 DBS Group Holdings, Ltd. (BANK) ....      4,000                      52
 Singapore Press Holdings, Ltd.
  (MEDP) ............................      2,000                      31
                                                                 -------
                                                                     179
Spain - 2.8%
 Acerinox SA (STEE) .................      1,772                      51
 Endesa SA (UTIE) ...................      3,353                      65
 Repsol SA (OILX) ...................      1,796                      36
 Telefonica SA (UTIT) ...............     11,590                     249
                                                                 -------
                                                                     401
Sweden - 5.1%
 Investor AB - B Shares (FUND) ......      6,397                      88
 Nordbanken Holding (BANK) ..........     15,818                     119
 Securitas AB - B Shares (COMM) .....      4,393                      93
 Skandia Forsakrings AB (INSU) ......      4,563                     121
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ............................     15,233                     301
                                                                 -------
                                                                     722
Switzerland - 6.4%
 ABB, Ltd. * (ENGI) .................        838                     100
 Adecco SA - Reg. (COMM) ............         84                      71
 Credit Suisse Group - Reg. (BANK) ..        399                      80
 Nestle SA (FOOD) ...................         86                     172
 Novartis AG - Reg. (HEAL) ..........         77                     122
 Roche Holding AG (HEAL) ............         14                     136
 Schweizerische
  Rueckversicherungs-Gesellschaft
  (INSU) ............................         47                      96
 UBS AG (BANK) ......................        829                     122
                                                                 -------
                                                                     899
United Kingdom - 18.1%
 Allied Zurich plc * (INSU) .........     10,466                     124
 Amvescap plc (BANK) ................      4,503                      72
 AstraZeneca Group plc (HEAL) .......      1,861                      87
 BP Amoco plc (OILE) ................     23,537                     226
 British Aerospace plc (AERO) .......      7,103                      44
 British American Tobacco plc * (FOOD)     5,961                      40
 British Telecommunications plc (TELS)    10,742                     139
 Cable & Wireless plc (TELS) ........      1,708                      29
 CGU plc (INSU) .....................      3,251                      54
 Diageo plc (FOOD) ..................     12,710                     114
 Glaxo Wellcome plc (HEAL) ..........      7,621                     222
 HSBC Hol dings plc (BANK) ..........     10,504                     120
 Lloyds TSB Group plc (BANK) ........      6,345                      60
 Marconi plc (TELE) .................      3,100                      40
 Reuters Group plc (BUSI) ...........      7,451                     127
 Royal Bank of Scotland Group (BANK)       5,767                      97
 Scottish Power plc (UTIE) ..........      8,099                      69
 SmithKline Beecham plc (HEAL) ......     14,376                     188
 Unilever plc (CNSU) ................     23,349                     141
 Vodafone AirTouch plc (TELS) .......    125,019                     505
 WPP Group plc * (COMM) .............      3,829                      56
                                                                 -------
                                                                   2,554
United States - 0.0%
 NTL, Inc. * (TELS) .................          1                 -------
                   TOTAL COMMON STOCK-      98.2%                 13,886


PREFERRED STOCK - 0.5%
Germany - 0.5%
 SAP AG - Vorzug ) ..................                                 72
                                           Par
                                          Value
                                         (000's)

SHORT-TERM INVESTMENTS - 8.5%
 Investment in joint repurchase
  agreement with Goldman Sachs & Co.
  dated 06/03/ 00, 6.866% due 07/03/00
  (Secured by various U.S. Treasury
  Obligations and U.S. Government
  Agency Bonds)
  ------------------------------------  $  1,200                   1,200
                                        ----------               --------
                    TOTAL INVESTMENTS-     107.2%                 15,156
  Payables, less cash and receivables-      (7.2)%                (1,016)
                                        ----------               --------
                           NET ASSETS-     100.0%                 14,140
                                        ==========               ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                              Market        % of
                                                Industry       Value      Long-Term
               Industry                       Abbreviation    (000's)    Investments
Banks ........................................   BANK         $1,991        14.3%
Telecommunication Services ...................   TELS          1,903        13.6%
Health Care Products .........................   HEAL          1,366         9.8%
Electronic Products and Services .............   ETRN            959         6.9%
Insurance ....................................   INSU            876         6.3%
Telephone ....................................   UTIT            672         4.8%
Commercial Services ..........................   COMM            652         4.7%
Food, Beverage and Tobacco ...................   FOOD            576         4.1%
Diversified Operations .......................   DIOP            516         3.7%
Oil - Equipment and Services .................   OILE            460         3.3%
Chemicals ....................................   CHEM            399         2.9%
Automobile ...................................   AUTO            294         2.1%
Oil and Natural Gas Exploration and Production   OILX            249         1.8%
Electric Power ...............................   UTIE            243         1.7%
Leisure and Recreation .......................   LEIS            228         1.6%
Brokerage and Investment Management ..........   FUND            227         1.6%
Electrical Equipment .........................   ELEQ            222         1.6%
Computer Equipment ...........................   COMP            209         1.5%
Cosmetics and Personal Care Products .........   HNBA            205         1.5%
Auto and Truck Parts .........................   PART            185         1.3%
Telecommunication Equipment ..................   TELE            183         1.3%
Consumer - Miscellaneous .....................   CNSU            141         1.0%
Retail - Food ................................   RETF            136         1.0%
Computer Software and Services ...............   SOFT            135         0.9%
Business Services ............................   BUSI            127         0.9%
Household Appliances / Furnishings ...........   APPL            123         0.9%
Media - Publishing ...........................   MEDP            112         0.8%
Engineering and Construction .................   ENGI            100         0.7%
Personal and Commercial Lending ..............   LEND             97         0.7%
Media - TV / Radio ...........................   MEDI             83         0.6%
Transportation Services ......................   TRAN             64         0.5%
Retail - Department Stores ...................   RETS             59         0.4%
Construction .................................   CONS             52         0.4%
Steel ........................................   STEE             51         0.4%
Aerospace and Defense ........................   AERO             44         0.3%
Machinery ....................................   MACH             19         0.1%
                                                            --------     --------
                                                             $13,958       100.0%
                                                            ========     ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                      Market
               Name of Issuer                               Shares     Value
                                                                      (000's)

COMMON STOCK

Brokerage and Investment Management - 0.7%
 Affiliated Managers Group, Inc. *......................    41,900   $  1,906

Business Services - 4.4%
 Corporate Executive Board Co. *........................    40,800      2,443
 Forrester Research, Inc. * ............................    46,700      3,400
 Management Network Group, Inc. * ......................    59,100      2,068
 On Assignment, Inc. * .................................    91,900      2,803
 ProBusiness Services, Inc. * ..........................    82,700      2,197
                                                                     --------
                                                                       12,911

Commercial Services - 3.6%
 Jupiter Communications, Inc. ..........................    43,700      1,005
 META Group, Inc. * ....................................    86,700      1,669
 Modem Media Poppe Tyson, Inc. * .......................    24,000        298
 Plexus Corp. * ........................................    18,500      2,090
 ProsoftTraining.com, Inc. * ...........................    90,500      1,522
 Quanta Services, Inc. * ...............................    47,049      2,588
 Veritas DGC, Inc. * ...................................    54,500      1,417
                                                                     --------
                                                                       10,589

Computer Equipment - 3.9%
 eMachines, Inc. .......................................   142,800        384
 Maxtor Corp. * ........................................    43,700        461
 National Computer Systems, Inc. * .....................    57,100      2,812
 Predictive Systems, Inc. * ............................    31,450      1,130
 PRI Automation, Inc. * ................................    24,700      1,615
 Quantum Corp. - Hard Disk Drive * .....................   115,500      1,278
 Tech Data Corp. * .....................................    83,300      3,629
                                                                     --------
                                                                       11,309

Computer Software and Services - 12.5%
 Accrue Software, Inc. * ...............................    49,400      1,754
 Advent Software, Inc. * ...............................    41,300      2,664
 Aspen Technologies, Inc. * ............................    45,700      1,759
 BindView Development Corp. ............................    95,800      1,150
 Broadbase Software, Inc. * ............................    43,400      1,329
 Cognizant Technology Solutions Corp. ..................    46,500      1,543
 Data Return Corp. * ...................................    85,000      2,465
 Etinuum, Inc. * .......................................    37,000        208
 Interwoven, Inc. * ....................................    28,700      3,157
 Intranet Solutions, Inc. * ............................    48,100      1,846
 Lifeminders, Inc. * ...................................     6,350        188
 Manugistics Group, Inc. * .............................    29,000      1,356
 Media Metrix, Inc. * ..................................    71,800      1,826
 Mediaplex, Inc. * .....................................    38,400        742
 Multex.com, Inc. * ....................................    54,000      1,360
 National Instruments Corp. * ..........................    29,150      1,272
 Net Perceptions, Inc. * ...............................    34,400        546
 Netpliance, Inc. * ....................................   118,650      1,083
 SCM Microsystems, Inc. * ..............................    23,000      1,393
 Secure Computing Corp. * ..............................   134,300      2,526
 SportsLine.com, Inc. * ................................    62,300      1,063
 Transaction Systems Architects, Inc. - Cl. A * ........    64,500      1,105
 Viant Corp. * .........................................    46,600      1,380
 Virage, Inc. * ........................................     3,950         71
 WebTrends Corp. * .....................................    37,700      1,458
 Wind River Systems * ..................................    27,250      1,032
                                                                     --------
                                                                       36,276

Consumer - Miscellaneous - 1.1%
 NetRatings, Inc. * ....................................    46,600      1,194
 ScanSource, Inc. * ....................................    52,900      2,057
                                                                     --------
                                                                        3,251

Diversified Operations - 1.0%
 Varian, Inc. * ........................................    61,300      2,827

Electrical Equipment - 0.2%
 Nu Horizons Electronics Corp. * .......................    26,300        700

Electronic Products and Services - 15.3%
 Alpha Industries, Inc. ................................    30,000      1,322
 Atmi, Inc. * ..........................................    49,800      2,316
 Brooks Automation, Inc. * .............................     8,000      1,790
 Credence Systems Corp. * ..............................    30,000      1,656
 Cytyc Corp. * .........................................    37,700      2,012
 DDi, Corp. ............................................    59,000      1,682
 DuPont Photomasks, Inc. * .............................    37,500      2,569
 Elantec Semiconductor, Inc. * .........................    47,900      3,335
 Exar, Corp. * .........................................    41,950      3,658
 Integrated Silicon Solution, Inc. * ...................    81,300      3,089
 Kent Electronics Corp. * ..............................    57,000      1,699
 Manufacturers Services, Ltd. * ........................     7,800        160
 Marvell Technology Group, Ltd. * ......................     1,200         68
 Mattson Technology, Inc. * ............................    21,100        686
 Merix Corp. * .........................................    23,600      1,109
 Metalink, Ltd. * ......................................    49,100      1,455
 Microsemi Corp. .......................................    63,200      2,145
 Nanometrics, Inc. * ...................................    51,300      2,113
 Pixelworks, Inc. * ....................................    10,550        240
 PLX Technology, Inc. * ................................    85,400      3,544
 Rudolph Technologies, Inc. * ..........................    48,500      1,879
 Semtech Corp. * .......................................    34,200      2,616
 Virata, Corp. * .......................................    57,800      3,446
                                                                     --------
                                                                       44,589

Energy - Alternative Source - 0.1%
 Capstone Turbine Corp. * ..............................     7,250        327

Financial Services - 0.4%
 Actrade International, Ltd. * .........................    26,100        535
 Medallion Financial Corp. .............................    40,000        618
                                                                     --------
                                                                        1,153

Health Care Products - 14.2%
 Alexion Pharmaceuticals, Inc. * .......................    40,600      2,903
 Alkermes, Inc. * ......................................    66,600      3,139
 Alpharma, Inc. - Cl. A ................................    40,200      2,502
 COR Therapeutics, Inc. * ..............................    39,500      3,370

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                        Market
               Name of Issuer                                Shares      Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Health Care Products - Continued
 CV Therapeutics, Inc. * ................................    60,200   $  4,173
 Cyberonics, Inc. * .....................................    36,200        434
 Exelixis, Inc. * .......................................    24,200        808
 Inhale Therapeutic Systems, Inc. * .....................    25,900      2,628
 Interpore International, Inc. * ........................   182,550      1,768
 Invitrogen Corp. * .....................................    33,900      2,549
 Ligand Pharmaceuticals - Cl. B * .......................    94,200      1,242
 NPS Pharmaceuticals, Inc. * ............................   123,300      3,298
 OXiGENE, Inc. * ........................................    50,900        509
 Pharmacopeia, Inc. * ...................................    62,400      2,894
 Pharmacyclics, Inc. * ..................................    24,500      1,495
 Priority Healthcare Corp. - Cl. B * ....................    20,200      1,501
 Techne Corp. * .........................................    21,900      2,847
 Titan Pharmeceuticals, Inc. * ..........................    55,200      2,374
 Virologic, Inc. * ......................................    52,200        776
                                                                      --------
                                                                        41,210

Health Care Services - 4.6%
 AmeriSource Health Corp. - Cl. A * .....................    18,600        576
 Aurora Biosciences Corp. * .............................    45,400      3,096
 Bindley Western Industries, Inc. .......................    32,800        867
 Genome Therapeutics Corp. * ............................    59,100      1,799
 LifePoint Hospitals, Inc. * ............................   115,000      2,559
 Province Healthcare Co. * ..............................    75,500      2,727
 Visible Genetics, Inc. * ...............................    39,000      1,760
                                                                      --------
                                                                        13,384

Leisure and Recreation - 0.5%
 Cinar Films, Inc. - Cl. B * ............................    55,800        391
 Premier Parks, Inc. * ..................................    51,600      1,174
                                                                      --------
                                                                         1,565

Machinery - 0.8%
 GaSonics International Corp. * .........................    61,200      2,414

Media - Publishing - 1.1%
 Houghton Mifflin Co. ...................................    38,300      1,788
 Radio One, Inc. - Cl. D * ..............................    65,800      1,452
                                                                      --------
                                                                         3,240

Media - TV / Radio - 4.1%
 Acme Communications, Inc. * ............................    79,250      1,446
 Citadel Communications Corp. * .........................    25,400        887
 Getty Images, Inc. .....................................    56,300      2,087
 Pegasus Communications Corp. * .........................    16,500        810
 Radio One, Inc. * ......................................    33,500        990
 Regent Communications, Inc. * ..........................   183,200      1,574
 Sinclair Broadcast Group, Inc. .........................    81,200        893
 Westwood One, Inc. * ...................................    39,100      1,334
 XM Satellite Radio Holdings, Inc. - Cl. A * ............    43,900      1,644
 YouthStream Media Networks, Inc. * .....................    65,200        367
                                                                      --------
                                                                        12,032

Metals and Mining - 0.9%
 Maverick Tube Corp. * ..................................    92,000      2,680
Oil - Equipment and Services - 3.4%
 Core Laboratories NV * .................................    81,300      2,358
 Dril Quip, Inc. * ......................................    39,700      1,856
 Marine Drilling Companies, Inc. * ......................    92,900      2,601
 Natco Group, Inc. - Cl. A ..............................   130,800      1,235
 Universal Compression Holdings * .......................    51,800      1,735
                                                                      --------
                                                                         9,785

Oil and Natural Gas Exploration and Production - 3.8%
 Atwood Oceanics, Inc. * ................................    42,800      1,899
 Newfiel d Exploration Co. * ............................    58,200      2,277
 Patterson Energy, Inc. * ...............................    50,900      1,451
 Pride International, Inc. * ............................   116,000      2,871
 Stone Energy Corp. * ...................................    40,600      2,426
                                                                      --------
                                                                        10,924

Personal and Commercial Lending - 0.6%
 Metris Cos., Inc. ......................................    64,800      1,628

Retail - Department Stores - 4.3%
 99 Cents Only Stores * .................................    66,799      2,664
 Insight Enterprises, Inc. * ............................    46,800      2,776
 Linens 'N Things, Inc. * ...............................    69,200      1,877
 MarketWatch.com, Inc. * ................................    83,000      1,561
 Pacific Sunwear of California, Inc. * ..................    52,500        984
 Too, Inc. * ............................................    39,700      1,010
 Tweeter Home Entertainment Group, Inc. .................    50,100      1,522
                                                                      --------
                                                                        12,394

Retail - Drug Stores - 0.6%
 Duane Reade, Inc. * ....................................    62,100      1,599

Retail - Food - 1.5%
 Applebee's International, Inc. .........................    47,400      1,437
 RARE Hospitality International, Inc. * .................    45,700      1,291
 Whole Foods Market, Inc. * .............................    42,300      1,747
                                                                      --------
                                                                         4,475

Steel - 0.9%
 Lone Star Technologies, Inc. * .........................    58,400      2,701

Telecommunication Equipment - 5.3%
 Accelerated Networks, Inc. * ...........................       500         21
 Advanced Radio Telecom Corp. * .........................   101,400      1,483
 Brightpoint, Inc. * ....................................   202,100      1,749
 Pinnacle Holdings, Inc. * ..............................    44,200      2,387
 Powertel, Inc. .........................................    24,700      1,752
 Powerwave Technologies, Inc. * .........................    40,800      1,795
 Radyne ComStream, Inc. * ...............................    42,300        613
 SBA Communications Corp. * .............................    61,900      3,215
 Stratos Lightwave, Inc. * ..............................     4,200        117
 Terayon Communication Systems, Inc. * ..................    28,000      1,799
 Tollgrade Communications, Inc. .........................     3,400        451
                                                                      --------
                                                                        15,382

Telecommunication Services - 6.6%
 Airgate PCS, Inc. * ....................................    37,300      1,961

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO

                                                                         Market
               Name of Issuer                           Shares            Value
                                                                         (000's)

COMMON STOCK - CONTINUED

Telecommunication Services - Continued
 Apex, Inc. * .....................................     63,500         $  2,778
 CoreComm, Ltd. * .................................     52,950            1,033
 Cost Plus, Inc. * ................................     66,350            1,903
 CTC Communications Group, Inc. ...................     37,000            1,332
 I-Link, Inc. * ...................................    195,000            1,048
 Orckit Communications, Ltd. * ....................     58,000            1,747
 Rural Cellular Corp. - Cl. A * ...................     21,900            1,677
 Telaxis Communications Corp. * ...................     47,100            1,472
 Ubiquitel, Inc. * ................................    105,100              992
 US LEC Corp. - Cl. A * ...........................     63,800            1,085
 Wink Communications, Inc. * ......................     70,900            2,162
                                                                       --------
                                                                         19,190

Transportation Services - 1.1%
 Expeditors International of Washington, Inc. .....     31,900            1,515
 Forward Air Corp. * ..............................     43,600            1,744
                                                                       --------
                                                                          3,259
                                                                       --------
                                TOTAL COMMON STOCK-       97.5%         283,700

                                                        Par
                                                       Value
                                                      (000's)

SHORT TERM INVESTMENTS - 2.5%

 Investment in joint repurchase agreement
  with Barclays Bank plc dated 06/30/00,
  6.55% due 07/03/00 (Secured by $140 U.S.
  Treasury Notes, 9.125% due 05/15/18,
  Market Value $143 and $41 U.S. Treasury
  Bonds, 8.125% due 05/15/21, Market Value $42)
  6.55% due 07/03/00 ..............................  $   7,215            7,215
                                                     ---------         --------
                                 TOTAL INVESTMENTS-      100.0%         290,915
               Receivables, less Cash and payables-        0.0%              17
                                                     ---------         --------
                                        NET ASSETS-      100.0%         290,932
                                                     =========         ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO


                                                                        Market
                Name of Issuer                                   Shares  Value
                                                                        (000's)

COMMON STOCK

Australia - 1.7%
 Amcor, Ltd. (CONT) ........................................     2,400  $     8
 AMP, Ltd. (INSU) ..........................................     2,700       27
 Boral, Ltd. (CONS) ........................................     2,900        4
 Brambles Industries, Ltd. (DIOP) ..........................       900       28
 Broken Hill Proprietary Co., Ltd. (DIOP) ..................     3,400       40
 CSR, Ltd. (CONS) ..........................................     1,600        4
 Howard Smith, Ltd. (DIOP) .................................     2,100       10
 Lend Lease Corp. (FINL) ...................................     2,200       28
 Lion Nathan, Ltd. (FOOD) ..................................     2,800        6
 National Australia Bank, Ltd. (BANK) ......................     2,700       45
 News Corp., Ltd. (MEDI) ...................................     6,000       83
 Origin Energy (ENER) ......................................     2,900        3
 Paperlinx (PAPR) ..........................................       967        2
 Qantas Airways, Ltd. (TRAN) ...............................     3,382        7
 QBE Insurance Group, Ltd. (INSU) ..........................     5,048       25
 Rio Tinto, Ltd. (PMET) ....................................     1,500       25
 Santos, Ltd. (OILX) .......................................     4,400       13
 Telstra Corp., Ltd. (TELS) ................................    16,800       68
 Westpac Banking Corp., Ltd. (BANK) ........................     9,000       65
 WMC, Ltd. (DIOP) ..........................................     2,500       11
 Woolworth's, Ltd. (RETS) ..................................     6,100       23
                                                                        -------
                                                                            525

Austria - 0.0%
 Austria Tabak AG (FOOD) ...................................       200        7

Belgium - 0.3%
 Electrabel SA (UTIE) ......................................       170       42
 Fortis (B) (INSU) .........................................     1,848       54
                                                                        -------
                                                                             96

Canada - 0.8%
 Agrium, Inc. (AGRI) .......................................     1,700       15
 Alcan Aluminum, Ltd. (META) ...............................       500       16
 Bank of Montreal (BANK) ...................................       200        8
 Canadian National Railway Co. (TRAN) ......................       900       26
 Canadian Pacific, Ltd. (TRAN) .............................     1,100       28
 Hudson's Bay Co. (RETS) ...................................     2,000       21
 Imperial Oil, Ltd. (OILX) .................................       500       12
 Magna International, Inc. (AUTO) ..........................       400       19
 NOVA Chemicals Corp. (CHEM) ...............................     1,048       22
 Price REIT, Inc. (REIT) ...................................       200       11
 Royal Bank of Canada (BANK) ...............................       600       31
 Shaw Communications, Inc. (MEDI) ..........................     1,000       25
 Transcanada Pipelines, Ltd. (OILE) ........................       444        3
 Westcoast Energy, Inc. (UTIG) .............................       900       14
                                                                        -------
                                                                            251

Denmark - 0.2%
 Tele Danmark A/S (TELS) ...................................       700       47

Finland - 0.9%
 Metso OYJ (MACH) ..........................................     1,600       19
 Nokia Oyj (HEAL) ..........................................     3,100      158
 Sampo Insurance Co. plc (INSU) ............................     1,400       57
 UPM-Kymmene Corp. (PAPR) ..................................     1,400       35
                                                                        -------
                                                                            269

France - 2.7%
 Air Liquide (CHEM) ........................................       418       54
 Alcatel (TELE) ............................................       900       59
 Alcatel SA - ADR (TELE) ...................................       729       48
 AXA SA (INSU) .............................................       105       17
 Banque Nationale de Paris (BANK) ..........................       878       84
 Compagnie de St. Gobain (CONS) ............................       236       32
 France Telecom (TELS) .....................................       380       53
 Groupe Air France (TRAN) ..................................     1,440       25
 Groupe Danone (FOOD) ......................................       340       45
 L'Oreal (HNBA) ............................................        40       35
 Rhone-Poulenc SA (BANK) ...................................       890       65
 Schneider SA (MACH) .......................................       430       30
 Societe Generale - Cl. A (BANK) ...........................     1,060       64
 Suez Lyonnaise des Eaux (DIOP) ............................       140       25
 Thomson CFS (ETRN) ........................................       720       28
 Total Fina SA - Cl. B (OILX) ..............................       854      131
 Vivendi (DIOP) ............................................       380       34
                                                                        -------
                                                                            829

Germany - 1.4%
 Allianz AG - Reg. (INSU) ..................................       318      114
 Bayer AG (CHEM) ...........................................     2,000       78
 Bayerische Motoren Werke AG (AUTO) ........................       950       29
 Continental AG (PART) .....................................     1,300       22
 E.On AG (DIOP) ............................................     1,920       93
 SAP AG (SOFT) .............................................       150       22
 Siemens AG (DIOP) .........................................       400       60
                                                                        -------
                                                                            418

Hong Kong - 0.1%
 Henderson Land Development Co., Ltd. (READ) ...............     8,000       35

Ireland - 0.2%
 Bank of Ireland (BANK) ....................................     3,700       23
 eircom plc - ADR (TELS) ...................................    18,000       48
                                                                        -------
                                                                             71

Italy - 0.9%
 Assicurazioni Generali (INSU) .............................       900       31
 ENI SpA (OILS) ............................................    15,000       86
 La Rinascente SpA (CONS) ..................................     2,817       16
 San Paolo-IMI SpA (BANK) ..................................     3,135       56
 Telecom Italia Mobile SpA (TELS) ..........................     5,000       51
 Telecom Italia SpA (TELS) .................................     3,000       41
                                                                        -------
                                                                            281

Japan - 9.4%
 Acom Co., Ltd. (LEND) .....................................       600       50
 Asahi Bank, Ltd. (BANK) ...................................     6,000       25
 Bank of Tokyo-Mitsubishi (BANK) ...........................     6,000       72

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO

                                                                        Market
                Name of Issuer                                  Shares   Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Japan - Continued
 Benesse Corp. (COMM) ......................................      300   $    21
 Bridgestone Corp. (PART) ..................................    2,000        42
 Canon, Inc. (COMM) ........................................    2,000        99
 Dai - Ichi Kangyo Bank, Ltd. (FINL) .......................    4,000        30
 Dai Nippon Printng Co., Ltd. (COMM) .......................    1,000        18
 Daikin Industries, Ltd. (CONS) ............................    2,000        46
 Denso Corp. (ETRN) ........................................    1,000        24
 East Japan Railway Co. (TRAN) .............................        5        29
 Fanuc, Ltd. (ELEQ) ........................................      500        51
 Fuji Bank, Ltd. (BANK) ....................................    6,000        46
 Fuji Photo Film (LEIS) ....................................    1,000        41
 Fujitsu, Ltd. (ELEQ) ......................................    4,000       138
 Hitachi, Ltd. (ETRN) ......................................    4,000        58
 Honda Motor Co. (AUTO) ....................................    3,000       102
 Hoya Corp. (ETRN) .........................................    1,000        90
 Kamigumi Co., Ltd. (TRAN) .................................    3,000        16
 KAO Corp. (HNBA) ..........................................    2,000        61
 Kirin Brewery Co. (FOOD) ..................................    2,000        25
 Kuraray Co., Ltd. (APPA) ..................................    4,000        46
 Kyocera Corp. (ETRN) ......................................      100        17
 Matsushita Electric Industrial Co. (ETRN) .................    3,000        78
 Mitsubishi Corp. (DIOP) ...................................    3,000        27
 Mitsubishi Estate Co., Ltd. (REAL) ........................    5,000        59
 Mitsubishi Trust & Banking Corp. (BANK) ...................    2,000        15
 NEC Corp. (COMP) ..........................................    4,000       126
 NGK Insulators (PART) .....................................    3,000        37
 Nintendo Corp., Ltd. (LEIS) ...............................      400        70
 Nippon Steel Co. (STEE) ...................................   20,000        42
 Nippon Telegraph & Telephone Corp. (UTIT) .................       14       186
 Nissin Food Products Co., Ltd. (FOOD) .....................      800        20
 Nomura Securities Co., Ltd. (FUND) ........................    4,000        98
 Omron Corp. (ETRN) ........................................    1,000        27
 Orix Corp. (FINL) .........................................      300        44
 Rohm Co., Ltd. (ETRN) .....................................      100        29
 Sankyo Co., Ltd. (HEAL) ...................................    1,000        23
 Santen Pharmaceutical Co., Ltd. (HEAL) ....................    1,000        24
 Secom Co. (ETRN) ..........................................    1,000        73
 Shin-Etsu Chemical Co. (CHEM) .............................    1,000        51
 Softbank Corp. (BANK) .....................................      300        41
 Sony Corp. (ETRN) .........................................    1,400       131
 Sumitomo Bank (BANK) ......................................    3,000        37
 Sumitomo Chemical Co. (CHEM) ..............................    5,000        30
 Sumitomo Electric Industries (DIOP) .......................    2,000        34
 Takeda Chemical Industries (CHEM) .........................    1,000        66
 Takefuji Corp. (LEND) .....................................      200        24
 TDK Corp. (COMP) ..........................................    1,000       144
 Tokio Marine & Fire Insurance Co. (INSU) ..................    2,000        23
 Tokyo Gas Co. (UTIG) ......................................   11,000        31
 Toyota Motor Corp. (AUTO) .................................    2,000        91
 Yamato Transport Co., Ltd. (TRAN) .........................    1,000        25
                                                                        -------
                                                                          2,853
Netherlands - 1.7%
 ABN Amro Holding NV (BANK) ................................    1,657        40
 Aegon NV (INSU) ...........................................    1,810        64
 Elsevier NV (MEDP) ........................................    6,200        75
 Heineken NV (FOOD) ........................................    1,900       116
 ING Groep NV (BANK) .......................................    1,033        70
 Koninklijke Philips Electronics NV (ETRN) .................      700        33
 TNT Post Group NV (TRAN) ..................................    1,109        30
 Wolters Kluwer NV - CVA (MEDP) ............................    3,440        92
                                                                        -------
                                                                            520

New Zealand - 0.1%
 Auckland International (TRAN) .............................    2,400         3
 Carter Holt Harvey, Ltd. (PAPR) ...........................    3,700         3
 Telecom Corp. of New Zealand, Ltd. (TELS) .................    3,100        11
                                                                        -------
                                                                             17

Panama - 0.2%
 Carnival Corp. (LEIS) .....................................    3,100        61

Portugal - 0.5%
 Brisa-Auto Estradas de Portugal, SA (CONS) ................    3,300        28
 EDP-Electricidade de Portugal SA (UTIE) ...................    1,500        27
 Portugal Telecom, SA (TELS) ...............................    8,500        96
                                                                        -------
                                                                            151

Singapore - 0.3%
 DBS Group Holdings, Ltd. (BANK) ...........................    1,000        13
 SIA Engineering Co., Ltd. (ENGI) ..........................    3,000         3
 Singapore Airport Terminal Services, Ltd. (TRAN) ..........    2,000         2
 Singapore Press Holdings, Ltd. (MEDP) .....................    1,948        31
 United Overseas Bank, Ltd. (BANK) .........................    5,336        35
                                                                        -------
                                                                             84

Spain - 0.8%
 Banco Popular Espanol SA (BANK) ...........................    1,603        49
 Banco Santander Central Hispano SA (BANK) .................    4,275        45
 Endesa SA (UTIE) ..........................................    1,380        27
 Tabacalera S.A. - Cl. A (FOOD) ............................    4,300        66
 Telefonica SA (UTIT) ......................................    2,920        63
                                                                        -------
                                                                            250

Sweden - 0.9%
 Electrolux AB - Ser. B (APPL) .............................    2,620        40
 Investor AB - B Shares (FUND) .............................    2,490        34
 Nordbanken Holding (BANK) .................................    8,540        64
 Swedish Match (FOOD) ......................................    9,630        30
 Telefonaktiebolaget LM Ericsson AB (TELS) .................    5,600       111
                                                                        -------
                                                                            279

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO

                                                                        Market
                Name of Issuer                                   Shares  Value
                                                                        (000's)

COMMON STOCK - CONTINUED

Switzerland - 0.9%
 ABB, Ltd. (ENGI) ..........................................       305  $    36
 Givaudan (TELS) ...........................................         5        2
 Nestle SA (FOOD) ..........................................        37       74
 Novartis AG - Reg. (HEAL) .................................        57       90
 Roche Holding AG (HEAL) ...................................         5       49
 Swisscom AG - Reg. (UTIT) .................................        58       20
                                                                        -------
                                                                            271

United Kingdom - 6.9%
 Allied Zurich plc (INSU) ..................................     2,950       35
 AstraZeneca Group plc (HEAL) ..............................     1,028       48
 BP Amoco plc (OILE) .......................................    14,974      144
 British Airways plc (TRAN) ................................     6,000       34
 British Telecommunications plc (TELS) .....................     8,000      103
 Charter plc (DIOP) ........................................    11,372       66
 De Vere Group plc (RETF) ..................................     1,500        7
 Diageo plc (FOOD) .........................................     5,739       52
 FKI plc (DIOP) ............................................     7,000       25
 Glaxo Wellcome plc (HEAL) .................................    10,300      300
 House of Fraser plc (RETS) ................................     7,000        5
 HSBC Holdings plc (BANK) ..................................     3,000       34
 Invensys, plc (DIOP) ......................................     2,000        8
 Kelda Group plc (AGRI) ....................................     8,000       39
 Lloyds TSB Group plc (BANK) ...............................    13,000      123
 Marconi plc (TELE) ........................................     9,400      122
 Marks & Spencer plc (RETS) ................................     7,000       25
 National Power plc (UTIE) .................................     8,000       51
 Nycomed Amersham plc (HEAL) ...............................     5,000       50
 Peninsular & Oriental Steam Navigation Co. (TRAN) .........     2,654       23
 PowerGen plc (UTIE) .......................................     4,000       34
 Prudential Corp. (INSU) ...................................     4,000       59
 Reckitt Benckiser plc (HNBA) ..............................     2,000       22
 Reed International plc (MEDP) .............................     6,000       52
 RJB Mining plc (META) .....................................     5,500        5
 Royal & Sun Alliance Insurance Group plc (INSU). ..........    11,494       75
 Royal Bank of Scotland Group (BANK) .......................     4,000       67
 Scottish & Newcastle plc (FOOD) ...........................     3,000       24
 Scottish and Southern Energy plc (UTIE) ...................     5,900       54
 Shell Transport & Trading Co. plc (OILX) ..................     6,000       50
 SmithKline Beecham plc (HEAL) .............................     2,000       26
 Tesco plc (RETF) ..........................................    16,000       50
 Thames Water plc (AGRI) ...................................     1,583       20
 Trinity Mirror plc (MEDP) .................................     3,800       34
 Unilever plc (CNSU) .......................................     9,000       54
 United News & Media plc (MEDP) ............................     3,000       43
 Vodafone AirTouch plc (TELS) ..............................    38,275      155
                                                                        -------
                                                                          2,118

United States - 23.7%
 American Electric Power Co. (UTIE) ........................     5,220      155
 American General Corp. (INSU) .............................     1,800      110
 Aon Corp. (INSU) ..........................................     5,500      171
 Associates First Capital Corp. - Cl. A (FINL)..............     7,400      165
 Baxter International, Inc. (HEAL) .........................     3,500      246
 Burlington Northern Santa Fe (TRAN) .......................    12,500      287
 Cigna Corp. (INSU) ........................................     2,700      253
 Compaq Computer Corp. (COMP) ..............................     7,600      194
 Computer Sciences Corp. (SOFT) ............................       300       22
 CVS Corp. (RETS) ..........................................     1,600       64
 Dell Computer Corp. (COMP) ................................     1,900       94
 Electronic Data Systems Corp. (SOFT) ......................     7,500      309
 Eli Lilly & Co. (HEAL) ....................................       900       90
 Emerson Electric Co. (ELEQ) ...............................     4,000      242
 Entergy Corp. (UTIE) ......................................     4,400      120
 Exxon Mobil Corp. (OILX) ..................................     2,000      157
 Fedex Corp. (TRAN) ........................................     6,900      262
 First Data Corp. (SOFT) ...................................     4,300      213
 FleetBoston Financial Corp. (BANK) ........................     5,100      173
 Gateway, Inc. (COMP) ......................................     4,600      261
 Household International, Inc. (LEND) ......................     3,400      141
 Illinois Tool Works, Inc. (DIOP) ..........................     4,200      239
 Johnson & Johnson (HEAL) ..................................     2,500      255
 Kimberly-Clark Corp. (PAPR) ...............................     1,800      103
 Lexmark International Group, Inc. - Cl. A (COMP) ..........     2,500      168
 Masco Corp. (HOUS) ........................................    11,600      210
 Mattel, Inc. (LEIS) .......................................    12,600      166
 Microsoft Corp. (SOFT) ....................................     1,900      152
 Newell Rubbermaid, Inc. (CNSU) ............................     6,600      170
 PepsiCo, Inc. (FOOD) ......................................     4,100      182
 PNC Bank Corp. (BANK) .....................................     2,600      122
 Praxair, Inc. (CHEM) ......................................     3,400      127
 Raytheon Co. - Cl. B (AERO) ...............................     6,000      116
 Sara Lee Corp. (FOOD) .....................................     2,400       46
 SBC Communications, Inc. (UTIT) ...........................     4,800      208
 Schering-Plough Corp. (HEAL) ..............................     1,300       66
 Tellabs, Inc. (TELE) ......................................     1,700      116
 Texas Instruments, Inc. (ETRN) ............................     3,700      254
 The Kroger Co. (FOOD) .....................................     8,700      192
 UnitedHealth Group, Inc. (HEAL) ...........................     2,500      214
 Wal-Mart Stores, Inc. (RETS) ..............................     1,800      104
 Wells Fargo & Co. (BANK) ..................................     5,600      217
 Xerox Corp. (COMP) ........................................     3,800       79
                                                                        -------
                                                                          7,235
                                                                        -------
                                        TOTAL COMMON STOCK-       54.6%  16,668


PREFERRED STOCK - 0.3%

Australia - 0.3%
 National Australia Bank (BANK) ............................     1,700       48
 News Corp., Ltd. (MEDI)  ..................................     2,600       32
                                                                        -------
                                                                             80
                                                                        -------
                                     TOTAL PREFERRED STOCK-        0.3%      80

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO
                                                       Par           Market
                Name of Issuer                        Value          Value
                                                     (000's)        (000's)
PUBLICLY-TRADED BONDS

Australia - 0.7%
 Queensland Treasury Corp. - Bonds (FORG)
 6.5% due 06/14/05 ..............................   $    350         $   210

Canada - 2.5%
 Government of Canada - Debs. (GOVF)
 4.25% due 12/01/21 .............................        420             345
 Government of Canada - Bond (GOVF)
 6.0% due 06/01/08 ..............................        600             408
                                                                     -------
                                                                         753
Denmark - 1.5%
 Kingdom of Denmark - Bonds (GOVF)
 7.0% due 11/10/24 ..............................        600              88
 8.0% due 11/15/01 ..............................      1,400             184
 Kingdom of Denmark - Bullet Bond (GOVF)
 8.0% due 03/15/06 ..............................      1,300             184
                                                                     -------
                                                                         456
France - 5.7%
 CADES (GOVF)
 6.25% due 03/05/08 .............................        410             619
 Government of France - Debs. (GOVF)
 4.0% due 10/25/09 ..............................        190             164
 Government of France - Bonds (GOVF)
 5.5% due 10/12/01 ..............................        660             635
 5.5% due 04/25/29 ..............................        350             329
                                                                     -------
                                                                       1,747
Germany - 2.9%
 DePfa Deutsche Pfandbriefbank AG (BANK)
 5.75% due 03/04/09 .............................        380             361
 Federal Republic of Germany - Bonds (GOVF)
 6.0% due 06/20/16 ..............................        180             185
 Treuhandanstalt (FORG)
 7.375% due 12/02/02 ............................        350             351
                                                                     -------
                                                                         897
Italy - 2.8%
 Republic of Italy (GOVF)
 3.25% due 04/15/04 ..............................       620             552
 9.5% due 02/01/06 ...............................       275             313
                                                                     -------
                                                                         865
Japan - 4.8%
 Government of Japan - Bonds (GOVF)
 3.3% due 09/20/05 ...............................   140,000           1,462

Netherlands - 0.9%
 Government of Netherlands (GOVF)
 5.5% due 01/15/28 ...............................        70              66
 5.75% due 02/15/07 ..............................       210             206
                                                                     -------
                                                                         272
Spain - 1.8%
 Government of Spain - Bonds (GOVF)
 3.25% due 01/31/05 ..............................       630             552

Supra National - 0.4%
 Government of Netherlands - Bonds (GOVF)
 3.75% due 07/15/09 ..............................        65              55
 Queensland Treasury Corp. (FORG)
 6.0% due 07/14/09 ...............................       100              58

                                                                         113
 Sweden - 1.0%
 Government of Sweden - Debs. (GOVF)
 6.5% due 10/25/06 ...............................     2,200             265
 Government of Sweden - Bonds (GOVF)
 10.25% due 05/05/03 .............................       300              38
                                                                     -------
                                                                         303
United States - 15.7%
 Federal National Mortgage Assoc. (GOVA)
 5.25% due 01/15/09 ..............................       340             300
 U.S. Treasury - Inflation Index (GOVE)
 3.875% due 04/15/29 .............................     1,216           1,211
 U.S. Treasury - Notes (GOVE)
 5.75% due 08/15/03 ..............................     1,440           1,415
 6.125% due 12/31/01 .............................       140             139
 7.0% due 07/15/06 ...............................       400             415
 U.S. Treasury - Bonds (GOVE)
 8.0% due 11/15/21 ...............................     1,035           1,251
 8.75% due 05/15/17 ..............................        50              63
                                                                     -------
                                                                       4,794
                                                                     -------
                      TOTAL PUBLICLY-TRADED BONDS-      40.7%         12,424

SHORT-TERM INVESTMENTS - 2.9%

 Investment in joint trading account (Note B)
 6.853% due 07/03/00 .............................       894             894
                                                     -------         -------
                                TOTAL INVESTMENTS-      98.5%         30,066
              Receivables, less cash and payables-       1.5%            448
                                                     -------         -------
                                       NET ASSETS-     100.0%         30,514

ADR - American Depository Receipts
See notes to financial statements

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BALANCED PORTFOLIO

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY
                                                                 % of
                                       Industry      Value     Long-Term
             Industry                Abbreviation   (000's)   Investments

Foreign Governmental ..............      GOVF        $6,308       21.6%
U.S. Governmental .................      GOVE         4,494       15.4%
Banks .............................      BANK         2,141        7.3%
Health Care Products ..............      HEAL         1,639        5.6%
Insurance .........................      INSU         1,113        3.8%
Computer Equipment ................      COMP         1,065        3.7%
Food, Beverage and Tobacco ........      FOOD           886        3.0%
U.S. Government Agencies ..........      ETRN           851        2.9%
Electronic Products and Services ..      GOVE           842        2.9%
Transportation Services ...........      TELS           797        2.7%
Telecommunication Services ........      DIOP           785        2.7%
Computer Software and Services ....      TELE           720        2.5%
Diversified Operations ............      UTIT           699        2.4%
Electric Power ....................      AUTO           509        1.7%
Telephone .........................      TRAN           476        1.6%
Electrical Equipment ..............      MEDP           431        1.5%
Chemicals .........................      UTIE           428        1.5%
Foreign ...........................      ELEQ           409        1.4%
Oil and Natural Gas Exploration ...      RETF           364        1.3%
Telecommunication Equipment .......      CHEM           346        1.2%
Leisure and Recreation ............      FORG           337        1.2%
Media - Publishing ................      SOFT           327        1.1%
Financial Services ................      COMM           268        0.9%
Retail - Department Stores ........      RETS           241        0.8%
Automobile ........................      CONS           241        0.8%
Consumer Miscellaneous ............      FINL           224        0.8%
Personal and Commercial Lending ...      MACH           216        0.7%
Housing ...........................      OILS           210        0.7%
Oil - Equipment and Services ......      OILE           147        0.5%
Paper and Forest Products .........      PART           143        0.5%
Media - TV / Radio ................      OILX           138        0.5%
Commercial Services ...............      PAPR           138        0.5%
Brokerage and Investment Management      LEIS           132        0.5%
Construction ......................      FUND           131        0.5%
Cosmetics and Personal Care .......      APPL           118        0.4%
Aerospace and Defense .............      CNSU           115        0.4%
Auto and Truck Parts ..............      MEDI           101        0.3%
Oil ...............................      AGRI            87        0.3%
Agricultural Operations ...........      HNBA            74        0.3%
Real Estate Operations ............      REAL            59        0.2%
Retail - Food .....................      LEND            57        0.2%
Machinery .........................      META            49        0.2%
Shoe and Apparel Manufacturing ....      APPA            46        0.2%
Natural Gas Distribution ..........      UTIG            45        0.2%
Steel .............................      UTIG            42        0.1%
Household Appliances ..............      UTIG            41        0.1%
Engineering and Construction ......      UTIG            40        0.1%
Real Estate Development ...........      UTIG            35        0.1%
Precious Metals/Gems/Stones .......      UTIG            25        0.1%
Metals and Mining .................      UTIG            20        0.1%
Real Estate Investment Trust ......      UTIG            11        0.0%
Containers ........................      UTIG             8        0.0%
Energy - Alternative Source .......      UTIG             3        0.0%
                                                   --------    --------
                                                    $29,172      100.0%
                                                   ========    ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO


                                                                       Market
              Name of Issuer                           Shares           Value
                                                                       (000's)
COMMON STOCK

Brokerage and Investment Management - 0.4%
 E*TRADE Group, Inc. * ..........................      148,395       $  2,448

Commercial Services - 6.3%
 Apollo Group, Inc. - Cl. A * ...................      404,569         11,328
 Lamar Advertising Co. * ........................      280,820         12,163
 TMP Worldwide, Inc. * ..........................      168,820         12,461
                                                                     --------
                                                                       35,952
Computer Equipment - 2.2%
 StorageNetworks, Inc. * ........................        5,615            507
 VeriSign, Inc. .................................       66,430         11,725
                                                                     --------
                                                                       12,232

Computer Software and Services - 11.0%
 Brocade Communications Systems, Inc. * .........       38,305          7,028
 CNET Networks, Inc. ............................      198,110          4,866
 DoubleClick, Inc. * ............................      291,270         11,105
 Exodus Communications, Inc. * ..................      126,540          5,829
 Inktomi Corp. * ................................       47,580          5,626
 Liberate Technologies, Inc. * ..................      132,320          3,879
 Portal Software, Inc. * ........................      164,855         10,530
 PSINet, Inc. * .................................      517,675         13,007
 TenFold Corporation * ..........................       33,665            553
                                                                     --------
                                                                       62,423
Electrical Equipment - 2.1%
 Integrated Device Technology, Inc. * ...........      195,855         11,727

Electronic Products and Services - 10.2%
 Cree, Inc. * ...................................       39,835          5,318
 Intersil Hol ding Corp. * ......................      138,360          7,480
 MRV Communications, Inc. * .....................       88,060          5,922
 SDL, Inc. * ....................................       39,445         11,249
 Semtech Corp. * ................................       74,245          5,678
 Viasytsems Group, Inc. .........................      366,505          5,933
 Vitesse Semiconductor Corp. * ..................      143,795         10,578
 Xilinx, Inc. * .................................       72,440          5,981
                                                                     --------
                                                                       58,139

Financial Services - 3.0%
 Paychex, Inc. ..................................      408,133         17,141

Health Care Products - 21.0%
 Abgenix, Inc. * ................................      107,280         12,858
 Andrx Corp. * ..................................      146,305          9,352
 CuraGen Corp. * ................................      136,040          5,178
 Human Genome Sciences, Inc. * ..................      117,110         15,620
 King Pharmaceuticals, Inc. * ...................      283,605         12,443
 Maxygen, Inc. * ................................       64,070          3,637
 Medarex, Inc. * ................................      139,880         11,820
 MedImmune, Inc. * ..............................       83,725          6,196
 Millennium Pharmaceuticals, Inc. * .............      138,420         15,486
 MiniMed, Inc. * ................................       78,165          9,223
 Sepracor, Inc. * ...............................      142,680         17,211
                                                                     --------
                                                                      119,024

Leisure and Recreation - 3.6%
 Premier Parks, Inc. * ..........................      422,170          9,604
 SFX Entertainment, Inc. * ......................      241,195         10,929
                                                                     --------
                                                                       20,533

Media - TV/Radio - 9.2%
 Citadel Communications Corp. * .................      125,835          4,396
 Cox Radio, Inc. - Cl. A * ......................      618,050         17,306
 Entercom Communications Corp. * ................      145,105          7,074
 Hispanic Broadcasting Corp. * ..................      291,030          9,640
 Radio One, Inc. * ..............................      188,360          5,569
 Radio One, Inc. - Cl. D * ......................      376,720          8,311
                                                                     --------
                                                                       52,296

Oil - Equipment and Services - 1.9%
 Hanover Compressor Co. * .......................      181,440          6,895
 Universal Compression Holdings * ...............      108,355          3,630
                                                                     --------
                                                                       10,525

Retail - Department Stores - 0.7%
 Priceline.com, Inc. * ..........................      107,645          4,089

Telecommunication Equipment - 11.1%
 American Tower Corp. - Cl. A ...................      328,875         13,710
 Crown Castle International Corp. ...............      478,085         17,450
 Pinnacle Hol dings, Inc. * .....................       77,825          4,203
 Powertel, Inc. .................................      125,025          8,869
 RF Micro Devices, Inc. * .......................      134,635         11,797
 TriQuint Semiconductor, Inc. * .................       73,415          7,025
                                                                     --------
                                                                       63,054

Telecommunication Services - 8.8%
 AT&T Canada, Inc. * ............................      322,850         10,715
 Clearnet Communications, Inc. - Cl. A * ........      163,510          4,540
 McLeodUSA, Inc. - Cl. A * ......................      489,645         10,129
 Microcell Telecommunications, Inc. * ...........      122,246          4,416
 Millicom International Cellular SA * ...........       10,285            360
 Net2Phone, Inc. * ..............................      114,090          4,072
 Netro Corp. * ..................................        8,350            479
 VoiceStream Wireless Corp. * ...................
 Western Wireless Corp. - Cl. A * ...............      282,105         15,375
                                                                     --------
                                                                       50,086
Telephone - 1.1%
 Metromedia Fiber Network, Inc. - Cl. A * .......      157,175          6,238
                                                                     --------
                              TOTAL COMMON STOCK-         92.6%       525,907

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO

                                                         Par            Market
              Name of Issuer                            Value           Value
                                                       (000's)         (000's)
SHORT-TERM INVESTMENTS - 4.5%

 Federal Home Loan Discount Notes
  5.95% due 07/03/00 ............................    $  25,400         25,391
                               TOTAL INVESTMENTS-         97.1%       551,298
             Cash and Receivables, less payables-          2.9%        16,490
                                                     ---------       --------
                                      NET ASSETS-        100.0%       567,788
                                                     =========       ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                                        Market
            Name of Issuer                              Shares           Value
                                                                        (000's)

COMMON STOCK

Aerospace and Defense - 0.7%
 General Dynamics Corp. .........................        1,300         $   68

Auto and Truck Parts - 0.6%
 Dana Corp. .....................................        1,000             21
 Johnson Controls, Inc. .........................          600             31
 Meritor Automotive, Inc. .......................          900             10
                                                                       ------
                                                                           62
Banks - 5.0%
 AmSouth Bancorporation .........................        5,100             80
 Charter One Financial, Inc. ....................        1,000             23
 Comerica, Inc. .................................        3,600            161
 Golden West Financial Corp. ....................        2,300             94
 KeyCorp ........................................        7,300            129
                                                                       ------
                                                                          487
Business Services - 0.3%
 Harris Corp. ...................................          900             29

Chemicals - 2.5%
 Air Products & Chemicals, Inc. .................        3,100             95
 Eastman Chemical Co. ...........................        1,100             52
 Millennium Chemicals, Inc. .....................        1,700             29
 Praxair, Inc. ..................................        1,300             49
 Rohm & Haas Co. ................................          600             21
                                                                       ------
                                                                          246
Commercial Services - 3.1%
 Convergys Corp. ................................        1,800             93
 Lamar Advertising Co. ..........................        2,700            117
 R.R. Donnelley & Sons Co. ......................        1,500             34
 Sybase, Inc. ...................................        2,500             58
                                                                       ------
                                                                          302
Computer Equipment - 1.0%
 Lexmark International Group, Inc. -
  Cl. A .........................................        1,500            101

Computer Software and Services - 9.8%
 Cadence Design Systems, Inc. ...................        4,800             98
 DST Systems, Inc. ..............................        1,500            114
 Fiserv, Inc. ...................................        3,400            147
 Intuit, Inc. ...................................        4,000            165
 NCR Corp. ......................................        2,000             78
 Portal Software, Inc. ..........................        2,500            160
 Rational Software Corp. ........................        1,200            111
 SunGard Data Systems, Inc. .....................        2,600             81
                                                                       ------
                                                                          954
Consumer - Miscellaneous - 3.1%
 American Greetings Corp. - Cl. A ...............        1,500             28
 Avery Dennison Corp. ...........................          900             60
 Black & Decker Corp. ...........................        3,400            134
 Parker-Hannifin Corp. ..........................        1,400             48
 Sherwin-Williams Co. ...........................        1,300             28
                                                                       ------
                                                                          298
Cosmetics and Personal Care Products - 0.7%
 Avon Products, Inc. ............................        1,600             71

Diversified Operations - 3.1%
 Danaher Corp. ..................................          900             44
 Eaton Corp. ....................................          500             34
 El Paso Energy Corp. ...........................        2,500            127
 Illinois Tool Works, Inc. ......................          400             23
 Reynolds & Reynolds Co. - Cl. A ................        2,300             42
 Textron, Inc. ..................................          600             33
                                                                       ------
                                                                          303
Electric Power - 2.9%
 Constellation Energy Group .....................        1,700             55
 Dominion Resources, Inc. .......................        1,700             73
 Entergy Corp. ..................................          700             19
 FPL Group, Inc. ................................          500             25
 Pinnacle West Capital Corp. ....................        1,900             65
 Reliant Energy, Inc. ...........................        1,600             47
                                                                       ------
                                                                          284
Electrical Equipment - 1.2%
 American Power Conversion ......................        2,400             98
 Pentair, Inc. ..................................          600             21
                                                                       ------
                                                                          119
Electronic Products and Services - 13.9%
 Altera Corp. ...................................          200             20
 Anadigics, Inc. ................................        1,200             41
 Applied Micro Circuits Corp. ...................        1,000             99
 Atmel Corp. ....................................        3,000            111
 Jabil Circuit, Inc. ............................        1,800             89
 Lam Research Corp. .............................        2,600             97
 Linear Technology Corp. ........................          800             51
 Maxim Integrated Products, Inc. ................        1,300             88
 Millipore Corp. ................................          900             68
 Novellus Systems, Inc. .........................        1,300             73
 Pitney Bowes, Inc. .............................        2,400             96
 Sanmina Corp. ..................................        1,200            103
 SCI Systems, Inc. ..............................        3,000            118
 Tektronix, Inc. ................................          300             22
 Teradyne, Inc. .................................          300             22
 Vishay Intertechnology, Inc. ...................        1,900             72
 Vitesse Semiconductor Corp. ....................        1,100             81
 Waters Corp. ...................................          400             50
 Xilinx, Inc. ...................................          600             50
                                                                       ------
                                                                        1,351
Food, Beverage and Tobacco - 0.8%
 Quaker Oats Co. ................................          200             15
 Starbucks Corp. ................................        1,700             65
                                                                       ------
                                                                           80
Health Care Products - 11.3%
 Allergan, Inc. .................................        2,300            171
 ALZA Corp. .....................................          900             53

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                                       Market
            Name of Issuer                                 Shares       Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Bausch & Lomb, Inc. ............................          1,900       $  147
 Becton, Dickinson & Co. ........................          1,400           40
 Cephalon, Inc. .................................          1,600           96
 CV Therapeutics, Inc. ..........................            900           62
 Forest Laboratories, Inc. ......................          1,000          101
 Genzyme Corp. (General Division) ...............            900           54
 MedImmune, Inc. ................................          1,300           96
 QLT PhotoTherapeutics, Inc. ....................          1,900          147
 Stryker Corp. ..................................          1,200           53
 UnitedHealth Group, Inc. .......................          1,000           86
                                                                       ------
                                                                        1,106
Health Care Services - 0.8%
 Health Management Associates, Inc. -
   Cl. A ........................................          3,200           42
 Wellpoint Health Networks, Inc. ................            500           36
                                                                       ------
                                                                           78
Household Appliances/Furnishings - 0.6%
 Leggett & Platt, Inc. ..........................          3,300           54

Insurance - 6.7%
 Aon Corp. ......................................          4,500          140
 AXA Financial, Inc. ............................          1,500           51
 Lincoln National Corp. .........................          3,900          141
 PartnerRe, Ltd. ................................          1,000           36
 St. Paul Cos., Inc. ............................          3,000          102
 Torchmark, Inc. ................................          2,000           49
 XL Capital, Ltd. - Cl. A .......................          2,500          135
                                                                       ------
                                                                          654
Leisure and Recreation - 0.7%
 SABRE Group Holdings, Inc. .....................          2,300           66

Machinery - 1.6%
 Dover Corp. ....................................            600           24
 Ingersoll-Rand Co. .............................          3,200          129
                                                                       ------
                                                                          153
Media - Publishing - 1.5%
 Knight-Ridder, Inc. ............................            800           43
 New York Times Co. - Cl. A .....................          1,400           55
 Tribune Co. ....................................          1,500           52
                                                                       ------
                                                                          150
Media - TV/Radio - 1.8%
 Hispanic Broadcasting Corp. ....................          1,900           63
 Westwood One, Inc. .............................          3,300          113
                                                                       ------
                                                                          176
Oil - 0.5%
 Conoco, Inc. - Cl. A ...........................          2,200           48

Oil - Equipment and Services - 0.9%
 Anadarko Petroleum Corp. .......................          1,700           84

Oil and Natural Gas Exploration and
 Production - 4.9%
 Apache Corp. ...................................          1,400           82
 Burlington Resources, Inc. .....................            800           31
 Kerr-McGee Corp. ...............................          1,400           83
 Noble Drilling Corp. ...........................          3,900          161
 Union Pacific Resources Group, Inc. ............          2,700           59
 USX-Marathon Group .............................          2,400           60
                                                                       ------
                                                                          476
Paper and Forest Products - 1.7%
 Abitibi-Consolidated, Inc. .....................          4,300           40
 Georgia-Pacific Corp. ..........................          1,700           45
 Westvaco Corp. .................................          2,100           52
 Willamette Industries, Inc. ....................          1,100           30
                                                                       ------
                                                                          167
Retail - Department Stores - 5.9%
 Circuit City Stores, Inc. ......................          1,500           50
 Family Dollar Stores, Inc. .....................          2,400           47
 Federated Department Stores, Inc. ..............          3,400          115
 Intimate Brands, Inc. ..........................          1,100           22
 Limited, Inc. ..................................          2,200           47
 RadioShack Corp. ...............................          2,200          104
 Tiffany & Co. ..................................          1,000           67
 TJX Cos., Inc. .................................          6,400          120
                                                                       ------
                                                                          572
Retail - Food - 0.5%
 Brinker International, Inc. ....................            700           21
 Outback Steakhouse, Inc. .......................          1,100           32
                                                                       ------
                                                                           53
Shoe and Apparel Manufacturing - 0.1%
 WestPoint Stevens, Inc. ........................            700            8

Steel - 0.7%
 Nucor Corp. ....................................            800           26
 USX-U.S. Steel Group, Inc. .....................          2,300           43
                                                                       ------
                                                                           69
Telecommunication Equipment - 2.7%
 ADC Telecommunications, Inc. ...................          1,000           84
 RF Micro Devices, Inc. .........................            900           79
 Scientific-Atlanta, Inc. .......................          1,400          104
                                                                       ------
                                                                          267
Telecommunication Services - 1.0%
 Broadwing, Inc. ................................          1,700           44
 Clear Channel Communications, Inc. .............            700           53
                                                                       ------
                                                                           97
Telephone - 2.7%
 AT&T Wireless Group ............................          4,700          131
 CenturyTel, Inc. ...............................          1,300           38
 Telephone and Data Systems, Inc. ...............            900           90
                                                                       ------
                                                                          259

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MID CAP BLEND PORTFOLIO

                                                                       Market
            Name of Issuer                               Shares         Value
                                                                       (000's)

COMMON STOCK - CONTINUED

Transportation Services - 4.2%
 AMR Corp........................................          2,500       $   42
 Burlington Northern Santa Fe....................          2,500           57
 Canadian Pacific, Ltd...........................            700           18
 Delta Air Lines, Inc............................            200           10
 Kansas City Southern Industries, Inc............          1,200          107
 Norfolk Southern Corp...........................          2,600           39
 Northwest Airlines Corp.........................            700           21
 Southwest Airlines Co...........................          2,300           44
 UAL Corp........................................          1,200           70
                                                                       ------
                                                                          408
                                                                       ------
                              TOTAL COMMON STOCK-           99.5%       9,700

                                                            Par
                                                           Value
                                                          (000's)
SHORT-TERM INVESTMENTS - 2.6%
 Investment in joint trading account
    (Note B)
  6.853% due 07/03/00 ...........................        $   250          250
                               TOTAL INVESTMENTS-          102.1%       9,950
             Payables, less cash and receivables-          (2.1)%        (202)
                                                         -------       ------
                                      NET ASSETS-          100.0%       9,748

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                         Market
              Name of Issuer                         Shares               Value
                                                                         (000's)
COMMON STOCK

Aerospace and Defense - 2.0%
 Boeing Co. .................................        24,200             $  1,012
 Lockheed Martin Corp. ......................        87,500                2,171
                                                                        --------
                                                                           3,183
Auto and Truck Parts - 0.8%
 Dana Corp. .................................        14,400                  305
 Genuine Parts Co. ..........................        45,400                  908
                                                                        --------
                                                                           1,213
Banks - 6.4%
 Bank of America Corp. ......................        20,700                  890
 Bank One Corp. .............................        58,700                1,559
 Firstar Corp. ..............................        35,800                  754
 FleetBoston Financial Corp. ................        68,772                2,338
 J.P. Morgan & Co., Inc. ....................        15,800                1,740
 KeyCorp ....................................        16,900                  298
 Mercantile Bankshares Corp. ................        20,900                  623
 National City Corp. ........................        36,100                  616
 Wells Fargo & Co. ..........................        34,400                1,333
                                                                        --------
                                                                          10,151
Business Services - 0.7%
 Dun & Bradstreet Corp. .....................        24,400                  699
 H & R Block, Inc. ..........................        11,000                  356
                                                                        --------
                                                                           1,055
Chemicals - 2.9%
 Dow Chemical Co. ...........................        35,100                1,060
 E.I. du Pont de Nemours & Co. ..............        40,100                1,754
 Great Lakes Chemical Corp. .................        29,600                  932
 Hercules, Inc. .............................        30,300                  426
 Imperial Chemical Industries plc - ADR .....        14,500                  447
                                                                        --------
                                                                           4,619
Commercial Services - 0.5%
 R.R. Donnelley & Sons Co. ..................        36,700                  828

Computer Equipment - 1.6%
 Compaq Computer Corp. ......................        43,400                1,109
 Xerox Corp. ................................        68,900                1,430
                                                                        --------
                                                                           2,539
Computer Software and Services - 1.4%
 BMC Software, Inc. * .......................        17,700                  646
 Microsoft Corp. ............................        17,200                1,376
 Unisys Corp. * .............................        15,200                  221
                                                                        --------
                                                                           2,243
Construction - 0.3%
 Armstrong Holdings, Inc. ...................        27,500                  421

Consumer - Miscellaneous - 1.8%
 Fortune Brands, Inc. .......................        24,300                  560
 Stanley Works ..............................        40,200                  955
 Tupperware Corp. ...........................         8,900                  196
 Unilever NV - CVA ..........................        24,900                1,142
                                                                        --------
                                                                           2,853
Cosmetics and Personal Care Products - 1.9%
 Gillette Co. ...............................        25,800                  901
 International Flavors & Fragrances, Inc. ...        46,200                1,395
 Procter & Gamble Co. .......................        13,700                  784
                                                                        --------
                                                                           3,080
Diversified Operations - 2.9%
 Cooper Industries, Inc. ....................         6,700                  218
 Eaton Corp. ................................         5,000                  335
 Minnesota Mining & Manufacturing Co. .......        26,000                2,145
 Pall Corp. .................................        59,300                1,097
 PPG Industries, Inc. .......................        18,100                  802
                                                                        --------
                                                                           4,597
Electric Power - 4.6%
 Duke Energy Co. ............................        36,900                2,080
 Entergy Corp. ..............................        20,000                  544
 Firstenergy Corp. ..........................        38,800                  907
 Niagara Mohawk Holdings, Inc. ..............        16,400                  229
 Reliant Energy, Inc. .......................        49,700                1,469
 ScottishPower plc - ADR ....................        13,418                  449
 Southern Co. ...............................        69,900                1,629
                                                                        --------
                                                                           7,307
Electrical Equipment - 0.8%
 Unicom Corp. ...............................        34,000                1,315

Electronic Products and Services - 1.6%
 Hubbell, Inc. - Cl. B ......................        39,000                  995
 Motorola, Inc. .............................        21,400                  622
 Rockwell International Corp. * .............        28,800                  907
                                                                        --------
                                                                           2,524
Financial Services - 3.8%
 Citigroup, Inc. ............................        38,675                2,330
 Mellon Financial Corp. .....................       103,600                3,775
                                                                        --------
                                                                           6,105
Food, Beverage and Tobacco - 9.5%
 Anheuser-Busch Cos., Inc. ..................        16,800                1,255
 Brown-Forman Corp. - Cl. B .................        13,100                  704
 Campbell Soup Co. ..........................        52,300                1,523
 General Mills, Inc. ........................        85,100                3,255
 H.J. Heinz Co. .............................        57,300                2,507
 Hershey Foods Corp. ........................        33,600                1,630
 Kellogg Co. ................................        35,000                1,041
 McCormick & Co., Inc. ......................        31,600                1,027
 Philip Morris Cos., Inc. ...................        66,200                1,758
 UST, Inc. ..................................        30,100                  442
                                                                        --------
                                                                          15,142

Health Care Products - 6.4%
 Abbott Laboratories ........................        54,500                2,429

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                                                                      Market
              Name of Issuer                                  Shares                  Value
                                                                                      (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 American Home Products Corp. ..........................      57,200               $   3,361
 Becton, Dickinson & Co. ...............................      18,900                     542
 Merck & Co., Inc. .....................................      15,400                   1,180
 Pharmacia Corp. .......................................      52,475                   2,712
                                                                                   ---------
                                                                                      10,224
Insurance - 5.1%
 American General Corp. ................................      34,100                   2,080
 Chubb Corp. ...........................................      29,500                   1,814
 Lincoln National Corp. ................................      22,400                     809
 Safeco Corp. ..........................................      35,900                     714
 St. Paul Cos., Inc. ...................................      41,752                   1,425
 UnumProvident Corp. ...................................      60,200                   1,208
                                                                                   ---------
                                                                                       8,050
Leisure and Recreation - 3.2%
 Eastman Kodak Co. .....................................      37,800                   2,249
 Hasbro, Inc. ..........................................      40,400                     609
 Hilton Hotels Corp. ...................................      37,700                     353
 Starwood Hotels & Resorts Worldwide, Inc. .............      56,400                   1,837
                                                                                   ---------
                                                                                       5,048
Media - Publishing - 1.7%
 Dow Jones & Co., Inc. .................................      10,400                     762
 Knight-Ridder, Inc. ...................................      23,900                   1,271
 Readers Digest Association, Inc. - Cl. A ..............      17,600                     700
                                                                                   ---------
                                                                                       2,733
Media - TV / Radio - 1.3%
 The Walt Disney Co. ...................................      52,600                   2,042

Metals and Mining - 0.2%
 Phelps Dodge Corp. ....................................      10,300                     383

Oil - 1.6%
 Royal Dutch Petroleum Co. - NY Shares .................      42,200                   2,598

Oil - Equipment and Services - 1.0%
 Baker Hughes, Inc. ....................................      50,500                   1,616

Oil and Natural Gas Exploration and Production - 11.5%
 Amerada Hess Corp. ....................................      20,200                   1,247
 BP Amoco plc - ADR ....................................      87,032                   4,923
 Chevron Corp. .........................................      32,100                   2,723
 Exxon Mobil Corp. .....................................      55,067                   4,323
 Texaco, Inc. ..........................................      49,200                   2,620
 Unocal Corp. ..........................................      49,900                   1,653
 USX-Marathon Group ....................................      29,700                     744
                                                                                   ---------
                                                                                      18,233
Paper and Forest Products - 3.4%
 Consolidated Papers, Inc. .............................       4,400                     161
 Fort James Corp. ......................................      46,800                   1,082
 International Paper Co. ...............................      60,470                   1,803
 Kimberly-Clark Corp. ..................................      40,000                   2,295
                                                                                   ---------
                                                                                       5,341
Pollution Control - 1.2%
 Waste Management, Inc. ................................     101,290                   1,924

Precious Metals/Gems/Stones - 0.4%
 Newmont Mining Corp. ..................................      29,000                     627

Real Estate Investment Trust - 0.6%
 Simon Property Group, Inc. ............................      45,500                   1,010

Real Estate Operations - 0.6%
 Rouse Co. .............................................      35,300                     874

Retail - Department Stores - 1.7%
 J.C. Penney Co., Inc. .................................      12,800                     236
 May Department Stores Co. .............................      40,950                     983
 Toys "R" Us, Inc. * ...................................     101,400                   1,476
                                                                                   ---------
                                                                                       2,695
Telecommunication Services - 0.3%
 Vodafone AirTouch plc  - ADR ..........................      11,900                     493

Telephone - 8.6%
 Alltel Corp. ..........................................      35,200                   2,180
 AT&T Corp. ............................................      27,700                     876
 Bell Atlantic Corp. ...................................      39,800                   2,022
 BellSouth Corp. .......................................      36,600                   1,560
 GTE Corp. .............................................      41,800                   2,602
 SBC Communications, Inc. ..............................      79,155                   3,424
 U.S. West, Inc. .......................................      11,600                     995
                                                                                   ---------
                                                                                      13,659
Transportation Services - 1.8%
 Norfolk Southern Corp. ................................      63,600                     946
 Union Pacific Corp. ...................................      49,300                   1,833
                                                                                   ---------
                                                                                       2,779

U.S. Government Agencies - 1.3%
 Federal National Mortgage Assoc. ......................      39,300                   2,051
                                                                                   ---------
                                     TOTAL COMMON STOCK-        95.4%                151,555

                                                               Par
                                                              Value
                                                             (000's)
COMMERCIAL PAPER

Financial Services - 2.3%
 Assets Securitization Corp.
 6.57% due 08/18/00 ....................................     $ 1,000                     991
 Falcon Asset Securitization Corp.
 6.55% due 07/03/00 ....................................       1,500                   1,491
 Sand Dollar Funding
 6.62% due 07/11/00 ....................................       1,225                   1,223
                                                                                   ---------
                                                                                       3,705
Food, Beverage and Tobacco - 1.6%
 Anheuser Busch Cos., Inc.
 6.8% due 07/03/00 .....................................       1,554                   1,553

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE PORTFOLIO


                                               Par         Market
              Name of Issuer                  Value         Value
                                             (000's)       (000's)
COMMERCIAL PAPER - CONTINUED

Food, Beverage and Tobacco - Continued
 H.J. Heinz Co.
 6.55% due 07/20/00 .....................   $   1,000      $    997
                                                           --------
                                                              2,550
                                                           --------
                  TOTAL COMMERCIAL PAPER-         3.9%        6,255
                                            ---------      --------
                       TOTAL INVESTMENTS-        99.3%      157,810
     Cash and Receivables, less payables-         0.7%        1,077
                                            ---------      --------
                              NET ASSETS-       100.0%      158,887
                                            =========      ========

ADR - American Depository Receipt
* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                               Market
          Name of Issuer                           Shares       Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 1.8%
 Boeing Co. ..................................     1,500      $     63
 General Dynamics Corp. ......................       300            16
 Honeywell International, Inc. ...............       400            13
 Northrop Grumman Corp. ......................     1,100            73
 United Technologies Corp. ...................       300            18
                                                              --------
                                                                   183
Auto and Truck Parts - 2.2%
 Cummins Engine Company, Inc. ................       400            11
 General Motors Corp. ........................     2,200           128
 General Motors Corp. - Cl. H ................       400            35
 Johnson Controls, Inc. ......................       500            25
 Navistar International Corp., Inc. - Cl. B ..       500            15
 TRW, Inc. ...................................       200             9
 Visteon Corp. * .............................       223             3
                                                              --------
                                                                   226
Automobile - 1.1%
 Delphi Automotive Systems Corp. .............     2,100            30
 Ford Motor Co. ..............................     1,700            73
 Hertz Corp. - Cl. A .........................       200             6
                                                              --------
                                                                   109
Banks - 9.8%
 Bank of America Corp. .......................     3,900           168
 Bank of New York Co., Inc. ..................       800            37
 Bank One Corp. ..............................       300             8
 BB&T Corporation ............................       300             7
 Chase Manhattan Corp. .......................     3,300           152
 Comerica, Inc. ..............................       300            14
 Cullen/Frost Bankers, Inc. ..................       200             5
 Fifth Third Bancorp .........................       100             6
 First Security Corp. ........................     1,200            16
 First Union Corp. ...........................       300             7
 Firstar Corp. ...............................       900            19
 FleetBoston Financial Corp. .................     3,676           125
 Golden West Financial Corp. .................     2,100            86
 J.P. Morgan & Co., Inc. .....................       900            99
 PNC Bank Corp. ..............................     1,000            47
 Popular, Inc. ...............................       500            10
 SouthTrust Corp. ............................       200             5
 Suntrust Banks, Inc. ........................       800            37
 U.S. Bancorp ................................       400             8
 UnionBanCal Corp. ...........................     1,200            22
 Washington Mutual, Inc. .....................       500            14
 Wells Fargo & Co. ...........................     3,200           124
                                                              --------
                                                                 1,016
Brokerage and Investment Management - 2.2%
 Lehman Brothers Holdings, Inc. ..............       400            38
 Merrill Lynch & Co., Inc. ...................       300            35
 Morgan Stanley, Dean Witter, Discover & Co. .     1,900           158
                                                              --------
                                                                   231
Business Services - 0.7%
 Comdisco, Inc. ..............................     1,500            33
 Interim Services, Inc. ......................       500             9
 Manpower, Inc. ..............................       400            13
 Robert Half International, Inc. .............       600            17
                                                              --------
                                                                    72
Chemicals - 2.4%
 Air Products & Chemicals, Inc. ..............       700            21
 Cabot Corp. .................................       300             8
 Dow Chemical Co. ............................     3,600           109
 E.I. du Pont de Nemours & Co. ...............       700            31
 Praxair, Inc. ...............................     1,700            64
 Rohm & Haas Co. .............................       400            14
                                                              --------
                                                                   247
Commercial Services - 0.1%
 Cendant Corp. * .............................       400             6

Computer Equipment - 1.7%
 3Com Corp. * ................................       200            12
 Apple Computer, Inc. * ......................     1,000            52
 Hewlett-Packard Co. .........................       400            50
 International Business Machines Corp ........       100            11
 Network Appliance, Inc. * ...................       200            16
 SanDisk Corp. * .............................       100             6
 VERITAS Software Corp. * ....................       250            28
                                                              --------
                                                                   175
Computer Software and Services - 1.3%
 Cabletron Systems, Inc. * ...................       600            15
 DST Systems, Inc. * .........................       200            15
 Electronic Data Systems Corp. ...............       500            21
 First Data Corp. ............................       500            25
 Fiserv, Inc. ................................       200             9
 Mercury Interactive Corp. * .................       100            10
 Network Associates, Inc. ....................       100             2
 Oracle Corp. * ..............................       300            25
 Sun Microsystems, Inc. * ....................       100             9
 Symantec Corp. * ............................       100             5
                                                              --------
                                                                   136
Construction - 0.4%
 Lafarge Corp. ...............................       400             8
 Southdown, Inc. .............................       200            12
 USG Corp. * .................................       800            24
                                                              --------
                                                                    44
Consumer - Miscellaneous - 0.5%
 Parker-Hannifin Corp. .......................       700            24
 Sherwin-Williams Co. ........................       400             9
 Unilever NV - NY Shares .....................       400            17
                                                              --------
                                                                    50
Containers - 0.1%
 Bemis Co., Inc. .............................       300            10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                                      Market
          Name of Issuer                               Shares          Value
                                                                      (000's)
COMMON STOCK - CONTINUED

Cosmetics and Personal Care Products - 0.1%
 Alberto-Culver Co. - Cl. B ....................         300         $      9

Diversified Operations - 0.9%
 Minnesota Mining & Manufacturing Co ...........         700               58
 PPG Industries, Inc. ..........................         600               26
 Textron, Inc. .................................         200               11
                                                                     --------
                                                                           95
Electric Power - 3.2%
 Ameren Corp. ..................................         500               17
 Calpine Corp. * ...............................         600               39
 Consolidated Edison, Inc. .....................         200                6
 Constellation Energy Group ....................       1,600               52
 Dominion Resources, Inc. ......................         221               10
 DTE Energy Co. ................................         500               15
 Duke Energy Co. ...............................       1,100               62
 Energy East Corp. .............................       1,200               23
 Entergy Corp. .................................         800               22
 Firstenergy Corp. .............................         400                9
 Public Services Enterprise Group, Inc. ........       1,600               55
 Southern Co. ..................................       1,100               26
                                                                     --------
                                                                          336
Electrical Equipment - 1.5%
 American Power Conversion .....................         300               12
 Emerson Electric Co. ..........................         300               18
 Molex, Inc. ...................................         200               10
 TXU Corp. .....................................       1,400               41
 Unicom Corp. ..................................       2,000               78
                                                                     --------
                                                                          159
Electronic Products and Services - 1.8%
 Advanced Micro Devices, Inc. * ................         400               31
 Analog Devices, Inc. * ........................         100                8
 Arrow Electronics, Inc. * .....................         400               12
 Atmel Corp. * .................................         100                4
 AVX Corp. .....................................       1,000               23
 Cree, Inc. * ..................................         100               13
 LSI Logic Corp. * .............................         200               11
 Motorola, Inc. ................................         600               17
 National Semiconductor Corp. * ................         300               17
 Rockwell International Corp. * ................         300                9
 Texas Instruments, Inc. .......................         200               14
 Vishay Intertechnology, Inc. * ................         600               23
                                                                     --------
                                                                          182
Energy - Alternative Source - 0.9%
 Dynegy, Inc. - Cl.A ...........................       1,300               89

Engineering and Construction - 0.2%
 Fluor Corp. ...................................         600               19

Financial Services - 5.2%
 American Express Co. ..........................         600               31
 Citigroup, Inc. ...............................       7,800              470
 Donaldson, Lufkin & Jenrette, Inc. ............         200                9
 Mellon Financial Corp. ........................         200                7
 Providian Financial Corp. * ...................         200               18
                                                                     --------
                                                                          535
Food, Beverage and Tobacco - 3.7%
 Adolph Coors Co. - Cl. B ......................         200               12
 ConAgra, Inc. .................................         700               13
 Hormel Foods Corp. ............................         200                3
 IBP, Inc. .....................................       1,600               25
 Keebler Foods Co. .............................         300               11
 McCormick & Co., Inc. .........................         500               16
 Nabisco Group Holdings Corp. ..................       2,900               75
 Nabisco Holdings Corp. - Cl. A ................       1,600               84
 Pepsi Bottling Group, Inc. ....................         700               20
 Philip Morris Cos., Inc. ......................       1,300               35
 Ralston-Ralston Purina Group ..................       1,700               34
 Seagram Co., Ltd. .............................         200               12
 Starbucks Corp. * .............................         400               15
 Suiza Foods Corp. * ...........................         200               10
 Tyson Foods, Inc. - Cl. A .....................         800                7
 UST, Inc. .....................................       1,000               15
                                                                     --------
                                                                          387
Health Care Products - 4.0%
 Abbott Laboratories ...........................         500               22
 Allergan, Inc. ................................         400               30
 Alpharma, Inc. - Cl. A ........................       1,100               68
 Andrx Corp. * .................................         200               13
 Bausch & Lomb, Inc. ...........................         100                8
 Baxter International, Inc. ....................         400               28
 Chiron Corp. * ................................         200               10
 Genetech, Inc. * ..............................         100               17
 IVAX Corp. ....................................       1,100               46
 Jones Pharma, Inc. ............................         500               20
 MedImmune, Inc. * .............................         300               22
 Merck & Co., Inc. .............................         200               15
 Millennium Pharmaceuticals, Inc. * ............         100               11
 Pfizer, Inc. ..................................         600               29
 Pharmacia Corp. ...............................         752               39
 UnitedHealth Group, Inc. ......................         400               34
                                                                     --------
                                                                          412
Health Care Services - 0.2%
 HCA-The Healthcare Corporation ................         600               18

Household Appliances / Furnishings - 0.4%
 Springs Industries, Inc. - Cl. A ..............         100                3
 Whirlpool Corp. ...............................         900               42
                                                                     --------
                                                                           45
Housing - 0.2%
 American Standard Cos., Inc. * ................         400               17

Insurance - 8.2%
 AFLAC, Inc. ...................................         400               18
 Allstate Corp. ................................       2,100               47

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                                       Market
          Name of Issuer                                    Shares      Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Insurance - Continued
 Ambac Financial Group, Inc. ..........................       300     $     16
 American General Corp. ...............................     1,000           61
 American International Group, Inc. ...................     1,600          188
 American National Insurance Co. ......................       400           20
 AXA Financial, Inc. ..................................     1,400           48
 Cigna Corp. ..........................................     1,200          112
 Cincinnati Financial Corp. ...........................       500           16
 Conseco, Inc. ........................................       300            3
 Hartford Financial Services Group, Inc. ..............       600           33
 Jefferson-Pilot Corp. ................................       100            6
 Lincoln National Corp. ...............................       500           18
 Loews Corp. ..........................................     1,300           78
 Marsh & McLennan Cos., Inc. ..........................       600           63
 MGIC Investment Corp. ................................       900           41
 Nationwide Financial Services - Cl. A ................       300           10
 The PMI Group, Inc. ..................................     1,500           71
                                                                      --------
                                                                           849
Leisure and Recreation - 0.8%
 Brunswick Corp. ......................................     1,500           25
 Eastman Kodak Co. ....................................     1,000           59
                                                                      --------
                                                                            84
Machinery - 0.6%
 FMC Corp. * ..........................................       300           18
 Ingersoll-Rand Co. ...................................       300           12
 Tecumseh Products Co. - Cl. A ........................       900           34
                                                                      --------
                                                                            64
Media - Publishing - 1.2%
 AT&T Corp. - Liberty Media Group - Cl. A * ...........     1,800           44
 Dow Jones & Co., Inc. ................................       200           15
 Gannett Co., Inc. ....................................       100            6
 Knight-Ridder, Inc. ..................................       400           21
 New York Times Co. - Cl. A ...........................     1,000           39
                                                                      --------
                                                                           125
Media - TV / Radio - 3.6%
 Fox Entertainment Group, Inc. - Cl. A * ..............       700           21
 Infinity Broadcasting Corp. - Cl A * .................     1,900           69
 McGraw-Hill Cos., Inc. ...............................       200           11
 The Walt Disney Co. ..................................     5,300          206
 TV Guide, Inc. - Cl. A * .............................       300           10
 USA Networks, Inc. * .................................       200            5
 Viacom, Inc. - Cl. B * ...............................       717           49
                                                                      --------
                                                                           371
Metals and Mining - 0.3%
 Alcan Aluminum, Ltd. .................................       500           15
 Alcoa, Inc. ..........................................       612           18
                                                                      --------
                                                                            33
Natural Gas Distribution - 0.8%
 Enron Corp. ..........................................     1,200           78

Oil - 0.9%
 Conoco, Inc. - Cl. B .................................     2,300           56
 Royal Dutch Petroleum Co. - NY Shares ................       400           25
 Tosco Corp. ..........................................       500           14
                                                                      --------
                                                                            95
Oil - Equipment and Services - 0.2%
 BJ Services Co. * ....................................       400           25

Oil and Natural Gas Exploration and Production - 9.1%
 Amerada Hess Corp. ...................................     1,300           80
 Apache Corp. .........................................       800           47
 Chevron Corp. ........................................     1,900          161
 Coastal Corp. ........................................       100            6
 Exxon Mobil Corp. ....................................     5,852          460
 Helmerich & Payne, Inc. ..............................       300           11
 Kerr-McGee Corp. .....................................       800           47
 Murphy Oil Corp. .....................................       300           18
 Noble Affiliates, Inc. ...............................     1,100           41
 Noble Drilling Corp. * ...............................       300           12
 Occidental Petroleum Corp. ...........................     1,700           36
 USX-Marathon Group ...................................     1,000           25
                                                                      --------
                                                                           944
Paper and Forest Products - 0.8%
 Georgia-Pacific Corp. ................................       900           24
 International Paper Co. ..............................       400           12
 Kimberly-Clark Corp. .................................       600           34
 Westvaco Corp. .......................................       200            5
 Willamette Industries, Inc. ..........................       200            5
                                                                      --------
                                                                            80
Personal and Commercial Lending - 0.1%
 Household International, Inc. ........................       200            8

Pollution Control - 0.3%
 Republic Services, Inc. - Cl. A ......................     2,000           32

Precious Metals/Gems/Stones - 0.2%
 Freeport-McMoRan Copper & Gold, Inc. -
 Cl. B ................................................     2,200           20

Real Estate Investment Trust - 1.1%
 Equity Office Properties Trust .......................     1,400           39
 Equity Residential Properties Trust ..................       900           41
 Prologis Trust .......................................       700           15
 Simon Property Group, Inc. ...........................       400            9
 Spieker Properties, Inc. .............................       200            9
                                                                      --------
                                                                           113
Retail - Department Stores - 1.1%
 Barnes & Noble, Inc. * ...............................       500           11
 Circuit City Stores, Inc. ............................       100            3
 Federated Department Stores, Inc. * ..................       900           30
 Intimate Brands, Inc. ................................       400            8
 Limited, Inc. ........................................       600           13
 Sears, Roebuck & Co. .................................       600           20

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP VALUE CORE PORTFOLIO

                                                                       Market
          Name of Issuer                            Shares              Value
                                                                       (000's)
COMMON STOCK - CONTINUED

Retail - Department Stores - Continued
 Tiffany & Co. .............................          200             $     14
 Zale Corp. * ..............................          300                   11
                                                                      --------
                                                                           110
Retail - Food - 0.7%
 Albertson's, Inc. .........................          300                   10
 Brinker International, Inc. * .............          900                   26
 Darden Restaurants, Inc. ..................          500                    8
 McDonald's Corp. ..........................          100                    3
 Tricon Global Restaurants, Inc. * .........          900                   26
                                                                      --------
                                                                            73
Shoe and Apparel Manufacturing - 0.1%
 Liz Claiborne, Inc. .......................          200                    7

Steel - 0.3%
 Nucor Corp. ...............................          900                   30

Telecommunication Equipment - 0.8%
 Advanced Fibre Communications, Inc. * .....          100                    4
 Nortel Networks Corp. .....................          628                   43
 QUALCOMM, Inc. * ..........................          100                    6
 Scientific-Atlanta, Inc. ..................          200                   15
 Terayon Communication Systems, Inc. * .....          200                   13
                                                                      --------
                                                                            81
Telecommunication Services - 2.0%
 Allegiance Telecom, Inc. * ................          300                   19
 BCE, Inc. .................................        3,200                   76
 Citizens Communications Co. ...............          900                   16
 MediaOne Group, Inc. ......................          800                   53
 United States Cellular Corp. * ............          100                    7
 WorldCom, Inc. * ..........................          900                   41
                                                                      --------
                                                                           212
Telephone - 9.7%
 AT&T Corp. ................................        5,900                  187
 Bell Atlantic Corp. .......................        3,600                  183
 BellSouth Corp. ...........................        4,700                  200
 GTE Corp. .................................        1,700                  106
 NEXTLINK Communications, Inc. * ...........          200                    8
 SBC Communications, Inc. ..................        5,137                  222
 Sprint Corp. ..............................        1,500                   76
 Telephone and Data Systems, Inc. ..........          200                   20
                                                                      --------
                                                                         1,002
Transportation Services - 1.6%
 AMR Corp. * ...............................          700                   19
 Burlington Northern Santa Fe ..............          500                   11
 Canadian National Railway Co. .............        1,800                   53
 Delta Air Lines, Inc. .....................          900                   45
 Kansas City Southern Industries, Inc. .....          200                   18
 UAL Corp. .................................          300                   17
                                                                      --------
                                                                           163
U.S. Government Agencies - 0.7%
 Federal National Mortgage Assoc. ..........        1,300                   68
                                                                      --------
                         TOTAL COMMON STOCK-         91.8%               9,475

                                                      Par
                                                     Value
                                                    (000's)
SHORT-TERM INVESTMENTS - 5.8%

 Investment in joint repurchase agreement with
  Goldman Sachs & Co. dated 06/30/00,
  6.866% due 07/03/00 (Secured by various
  U.S Treasury Obligations and U.S.
  Government Agency Bonds Bonds) ...........      $    600                 600
                                                  --------            --------
                          TOTAL INVESTMENTS-          97.6%             10,075
        Cash and Receivables, less payables-           2.4%                246
                                                  --------            --------
                                 NET ASSETS-         100.0%             10,321
                                                  ========            ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
AMERICAN LEADERS LARGE CAP VALUE


                                            Par               Market
           Name of Issuer                  Value              Value
                                          (000's)            (000's)
SHORT-TERM INVESTMENTS
U.S. Governmental - 98.6%
 U.S. Treasury
 5.68% due 09/28/00 .................     $  5,000           $  4,930
                                          --------           --------
                   TOTAL INVESTMENTS-         98.6%             4,930
 Cash and Receivables, less payables-          1.4%                71
                                          --------           --------
                          NET ASSETS-        100.0%             5,001
                                          ========           ========

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO

                                                                        Market
             Name of Issuer                            Shares           Value
                                                                       (000's)
COMMON STOCK

Aerospace and Defense - 1.4%
 Honeywell International, Inc. ...................       1,000         $    34
 United Technologies Corp. .......................       1,400              82
                                                                       -------
                                                                           116
Auto and Truck Parts - 1.3%
 General Motors Corp. ............................         376              22
 General Motors Corp. - Cl. H ....................         632              55
 TRW, Inc. .......................................         600              26
 Visteon Corp. * .................................         301               4
                                                                       -------
                                                                           107
Automobile - 1.2%
 Ford Motor Co. ..................................       2,300              99

Banks - 9.1%
 Bank One Corp. ..................................       2,400              64
 KeyCorp .........................................       5,500              97
 Mercantile Bankshares Corp. .....................       3,700             110
 Pacific Century Financial Corp. .................       1,200              17
 U.S. Bancorp ....................................       6,200             119
 UnionBanCal Corp. ...............................       2,000              37
 Wachovia Corp. ..................................       3,500             190
 Washington Mutual, Inc. .........................       4,800             139
                                                                       -------
                                                                           773
Brokerage and Investment Management - 4.2%
 Goldman Sachs Group, Inc. .......................         700              66
 Merrill Lynch & Co., Inc. .......................       2,500             288
                                                                       -------
                                                                           354
Chemicals - 1.5%
 Air Products & Chemicals, Inc. ..................         900              28
 E.I. du Pont de Nemours & Co. ...................       1,600              70
 Great Lakes Chemical Corp. ......................         900              28
                                                                       -------
                                                                           126
Commercial Services - 0.6%
 Convergys Corp. * ...............................       1,000              52

Computer Equipment - 3.7%
 3Com Corp. * ....................................       2,500             144
 Adaptec, Inc. * .................................       1,200              27
 International Business Machines Corp. ...........         700              77
 Quantum Corp. - Hard Disk Drive * ...............       5,800              64
                                                                       -------
                                                                           312
Computer Software and Services - 1.3%
 Affiliated Computer Services, Inc. -
  Cl. A * ........................................         500              17
 Cabletron Systems, Inc. * .......................       1,000              25
 First Data Corp. ................................       1,400              69
                                                                       -------
                                                                           111
Construction - 0.2%
 Vulcan Materials Co. ............................         500              21

Consumer - Miscellaneous - 0.4%
 Clorox Co. ......................................         800              36

Containers - 0.2%
 Smurfit-Stone Container Corp. * .................       1,600              21

Cosmetics and Personal Care Products - 1.3%
 Procter & Gamble Co. ............................       1,900             109

Diversified Operations - 3.4%
 Danaher Corp. ...................................         300              15
 Eaton Corp. .....................................         800              54
 El Paso Energy Corp. ............................       1,600              81
 Illinois Tool Works, Inc. .......................       1,400              80
 Minnesota Mining & Manufacturing Co. ............         400              33
 PPG Industries, Inc. ............................         500              22
                                                                       -------
                                                                           285
Electric Power - 3.5%
 Calpine Corp. * .................................       1,000              66
 DQE, Inc. .......................................       2,100              83
 Duke Energy Co. .................................         500              28
 Endesa S.A. - ADR ...............................       1,500              29
 Montana Power Co. ...............................         600              21
 Pinnacle West Capital Corp. .....................       2,100              71
                                                                       -------
                                                                           298
Electrical Equipment - 1.5%
 Emerson Electric Co. ............................         900              54
 Unicom Corp. ....................................       1,800              70
                                                                       -------
                                                                           124
Electronic Products and Services - 1.2%
 Atmel Corp. * ...................................       1,800              66
 Novellus Systems, Inc. * ........................         600              34
                                                                       -------
                                                                           100
Engineering and Construction - 0.1%
 Fluor Corp. .....................................         300               9

Financial Services - 5.6%
 Associates First Capital Corp. -
        Cl. A * ..................................       5,300             118
 Citigroup, Inc. .................................       5,900             356
                                                                       -------
                                                                           474
Food, Beverage and Tobacco - 4.0%
 McCormick & Co., Inc. ...........................         100               3
 Philip Morris Cos., Inc. ........................       5,100             136
 R.J. Reynolds Tobacco Holdings, Inc.* ...........       1,900              53
 Sara Lee Corp. ..................................       7,600             147
                                                                       -------
                                                                           339
Health Care Products - 4.6%
 Abbott Laboratories .............................       1,200              53
 American Home Products Corp. ....................       1,000              59

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO

                                                                         Market
             Name of Issuer                               Shares         Value
                                                                        (000's)
COMMON STOCK - CONTINUED

Health Care Products - Continued
 Baxter International, Inc. ...........................      700       $   49
 Cardinal Health, Inc. ................................      400           30
 Gilead Sciences, Inc. * ..............................      500           36
 Mylan Laboratories, Inc. .............................      700           13
 Pharmacia Corp. ......................................    2,947          152
                                                                       ------
                                                                          392
Insurance - 9.0%
 American International Group, Inc. ...................    2,000          235
 Cigna Corp. ..........................................    1,600          150
 Marsh & McLennan Cos., Inc. ..........................    1,900          198
 MBIA, Inc. ...........................................    2,200          106
 XL Capital, Ltd. - Cl. A .............................    1,400           76
                                                                       ------
                                                                          765
Leisure and Recreation - 0.8%
 Eastman Kodak Co. ....................................      600           35
 Starwood Hotels & Resorts Worldwide,
  Inc .................................................    1,100           36
                                                                       ------
                                                                           71
Machinery - 1.2%
 Caterpillar, Inc. ....................................    1,000           34
 Ingersoll-Rand Co. ...................................      900           36
 Thermo Electron Corp. * ..............................    1,600           34
                                                                       ------
                                                                          104
Media - Publishing - 1.5%
 AT&T Corp. - Liberty Media Group - Cl A * ............    3,700           90
 Gannett Co., Inc. ....................................      600           36
                                                                       ------
                                                                          126
Media - TV / Radio - 2.1%
 E.W. Scripps Co. - Cl. A .............................      800           39
 The Walt Disney Co. ..................................    1,700           66
 Viacom, Inc. - Cl. B * ...............................    1,100           75
                                                                       ------
                                                                          180
Metals and Mining - 0.8%
 Alcoa, Inc. ..........................................    2,400           70

Natural Gas Distribution - 1.4%
 Enron Corp. ..........................................    1,800          116

Oil - 2.6%
 Conoco, Inc. - Cl. B .................................    3,300           81
 Suncor Energy, Inc. ..................................    5,800          135
                                                                       ------
                                                                          216
Oil and Natural Gas Exploration and Production - 6.0%
 Ashland, Inc. ........................................    1,200           42
 Exxon Mobil Corp. ....................................    4,450          350
 Ultramar Diamond Shamrock Corp. ......................    4,600          114
                                                                       ------
                                                                          506
Paper and Forest Products - 1.6%
 Bowater, Inc. ........................................      900           40
 Kimberly-Clark Corp. .................................      700           40
 Temple-Inland, Inc. ..................................      400           17
 Weyerhaeuser Co. .....................................      800           34
                                                                       ------
                                                                          131
Pollution Control - 0.2%
 Republic Services, Inc. - Cl. A ......................      800           13

Real Estate Investment Trust - 0.8%
 Equity Office Properties Trust .......................    1,100           30
 Kimco Realty Corp. ...................................    1,000           41
                                                                       ------
                                                                           71
Retail - Department Stores - 2.5%
 Intimate Brands, Inc. ................................    6,700          132
 Target Corp. .........................................    1,400           81
                                                                       ------
                                                                          213
Retail - Food - 2.0%
 McDonald's Corp. .....................................    1,900           62
 Safeway, Inc. * ......................................    2,300          104
                                                                       ------
                                                                          166
Telecommunication Equipment - 0.5%
 American Tower Corp. - Cl. A .........................    1,000           42

Telecommunication Services - 2.8%
 Clear Channel Communications, Inc. * .................      300           22
 EchoStar Communications Corp. -  Cl. A * .............      900           30
 Nextel Partners, Inc. - Cl. A * ......................    1,200           39
 Sprint PCS (PCS Group) * .............................      700           42
 WorldCom, Inc. * .....................................    2,300          106
                                                                       ------
                                                                          239
Telephone - 8.5%
 AT&T Corp. ...........................................    4,300          136
 Bell Atlantic Corp. ..................................    5,700          290
 SBC Communications, Inc. .............................    3,595          155
 Sprint Corp. .........................................    1,700           87
 U.S. West, Inc. ......................................      600           51
                                                                       ------
                                                                          719
Transportation Services - 1.0%
 Canadian National Railway Co. ........................      600           17
 Continental Airlines, Inc. - Cl. B * .................      300           14
 SkyWest, Inc. ........................................      400           15
 Southwest Airlines Co. ...............................    1,200           23
 U.S. Airways Group, Inc. * ...........................      400           16
                                                                       ------
                                                                           85

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
LARGE/MID CAP VALUE PORTFOLIO


                                                                  Market
             Name of Issuer                     Shares             Value
                                                                  (000's)
COMMON STOCK - CONTINUED

U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc .......        1,700           $     89
                                                                --------
                     TOTAL COMMON STOCK-         96.7%             8,180
                                                Par
                                               Value
                                              (000's)
SHORT-TERM INVESTMENTS - 5.4%

Investment in joint trading account (Note B)
 6.853% due 07/03/00 ...................     $    455                455
                                             --------           --------
                      TOTAL INVESTMENTS-        102.1%             8,635
     Payables, less cash and receivables         (2.1)%             (174)
                                             --------           --------
                             NET ASSETS-        100.0%             8,461
                                             ========           ========


* Non-income producing security.
ADR-American Depository Receipt

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO


                                                 Par      Market
              Name of Issuer                    Value      Value
                                               (000's)    (000's)
PUBLICLY-TRADED BONDS

Automobile - 1.2%
 DaimlerChrysler NA Holding Co.
 6.534% due 07/06/00 ....................... $  5,000    $  5,000

Banks - 6.6%
 Bankers Trust Corp.
 6.872% due 03/16/01 .......................    1,000       1,001
 Fleet National Bank of Rhode Island
 7.06% due 01/29/01 ........................    1,000       1,001
 FleetBoston Financial Corp. - Sr. Notes
 6.768% due 05/11/01 .......................   10,000      10,006
 Key Bank
 6.551% due 03/01/01 .......................    5,000       4,998
 PNC Bank NA - Notes
 6.585% due 07/12/00 .......................    8,500       8,500
                                                         --------
                                                           25,506
Brokerage and Investment Management - 4.8%
 Goldman Sachs Group, Inc.
 6.682% due 08/07/00 .......................    7,000       7,000
 Goldman Sachs Group, Inc. - Notes
 6.34% due 07/24/00 ........................    2,000       2,000
 6.435% due 07/31/00 .......................    2,000       2,000
 Merrill Lynch & Co., Inc.
 6.521% due 10/10/00 .......................    4,000       4,001
 7.318% due 11/20/00 .......................    5,000       5,011
 Merrill Lynch & Co., Inc. - Notes
 6.958% due 03/05/01 .......................    2,000       2,001
                                                         --------
                                                           22,213
Commercial Services - 1.2%
 Xerox Credit Corp. - Notes
 6.632% due 12/08/00 .......................    5,000       4,999

Computer Equipment - 0.5%
 International Business Machines
 5.95% due 08/17/00 ........................    2,000       1,999

Diversified Operations - 1.2%
 Ciesco L.P.
 6.668% due 08/14/00 .......................    5,000       5,000

Financial Services - 2.5%
 Chrysler Financial Co. LLC
 6.52% due 07/28/00 ........................    5,700       5,700
 Merrill Lynch & Co., Inc. - Notes
 6.58% due 01/12/01 ........................    5,000       5,009
                                                         --------
                                                           10,709
Personal and Commercial Lending - 8.5%
 American Honda Finance Corp. - Notes
 6.271% due 01/16/01 .......................    5,000       4,999
 American Honda Finance Corp. Mountain
 6.64% due 02/16/01 ........................    5,000       5,000
 Ford Motor Credit Co. - Notes
 6.77% due 10/02/00 ........................    7,000       6,998
 General Motors Acceptance Corp. - Notes
 6.83% due 09/01/00 ........................    6,000       5,999
 7.118% due 11/20/00 .......................    5,000       5,005
 Household Finance Corp.
 6.81% due 04/24/01 ........................    5,000       5,018
 Household Finance Corp. - Sr. Notes
 6.96% due 12/01/00 ........................    2,500       2,501
                                                         --------
                                                           35,520
Telecommunication Services - 1.5%
 SBC Communications Capital Corp.
 6.325% due 05/01/01 .......................    5,000       5,000
 TCI Communications, Inc. - Sr. Notes
 7.361% due 03/12/01 .......................    1,500       1,506
                                                         --------
                                                            6,506
                                                         --------
                TOTAL PUBLICLY-TRADED BONDS-     28.0%    117,252


COMMERCIAL PAPER
Aerospace and Defense - 4.7%
 British Aerospace
 6.51% due 07/10/00 ........................    4,000       3,995
 6.55% due 07/17/00 ........................    8,000       7,980
 6.6% due 09/05/00 .........................    7,588       7,499
                                                         --------
                                                           19,474
Automobile - 1.9%
 American Honda Finance Corp.
 6.58% due 09/07/00 ........................    8,000       7,903

Banks - 5.2%
 Bank of Nova Scotia
 5.94% due 10/02/00 ........................    7,000       6,995
 Den Danske Bank
 6.35% due 07/31/00 ........................    4,075       4,055
 6.51% due 07/10/00 ........................    3,875       3,870
 Deutsche Bank AG
 6.75% due 08/21/00 ........................    7,000       7,000
                                                         --------
                                                           21,920
Brokerage and Investment Management - 3.2%
 Merrill Lynch & Co., Inc.
 6.56% due 07/12/00 ........................    3,507       3,501
 Salomon Smith Barney Holdings
 6.59% due 07/14/00 ........................    4,852       4,842
 Salomon Smith Barney Holdings, Inc.
 6.52% due 07/03/00 ........................    5,000       5,000
                                                         --------
                                                           13,343
Chemicals - 1.7%
 E.I. du Pont de Nemours & Co.
 6.55% due 07/20/00 ........................    7,000       6,978

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                Par       Market
              Name of Issuer                   Value      Value
                                              (000's)    (000's)
COMMERCIAL PAPER - CONTINUED

Construction - 1.9%
 Compagnie de St. Gobain
 6.6% due 07/17/00 .........................  $ 1,862    $  1,857
 6.65% due 09/20/00 ........................    6,300       6,208
                                                         --------
                                                            8,065
Diversified Operations - 2.4%
 Ciesco L.P.
 6.58% due 07/24/00 ........................   10,000       9,962

Electronic Products and Services - 1.7%
 IBM Credit Corp.
 6.47% due 07/14/00 ........................    7,000       6,986

Financial Services - 41.2%
 Alpine Securitization Corp.
 6.55% due 07/07/00 ........................    7,000       6,995
 6.6% due 07/07/00 .........................    1,250       1,249
 Asset Securitization Cooperative Corp.
 6.52% due 07/27/00 ........................    7,000       6,970
 6.53% due 07/26/00 ........................    9,320       9,281
 6.53% due 07/27/00 ........................    1,548       1,541
 Barclays US Funding
 6.78% due 07/05/00 ........................    9,534       9,530
 Cargill Global Funding plc - 144A (a)
 6.47% due 07/11/00 ........................    9,796       9,782
 Centric Capital Corp.
 6.6% due 07/25/00 .........................    5,000       4,980
 Corporate Asset Funding Co.
 6.56% due 08/07/00 ........................    9,686       9,624
 6.59% due 07/13/00 ........................    8,000       7,985
 Delaware Funding Corp.
 6.6% due 07/18/00 .........................    8,000       7,978
 Eagle Funding Capital Corp.
 6.7% due 07/05/00 .........................    3,501       3,500
 Enterprise Funding Corp.
 6.58% due 07/17/00 ........................    4,186       4,175
 6.6% due 07/19/00 .........................    8,287       8,263
 Falcon Asset Securitization Corp.
 6.55% due 07/03/00 ........................    5,915       5,915
 6.58% due 08/03/00 ........................    3,679       3,658
 6.65% due 08/22/00 ........................    1,428       1,415
 Fleet Funding Corp.
 6.61% due 07/21/00 ........................    4,585       4,570
 Greenwich Funding Corp.
 6.62% due 08/04/00 ........................    7,000       6,959
 6.65% due 07/21/00 ........................    2,095       2,088
 Lexington Parker Capital Corp.
 6.55% due 07/18/00 ........................    5,458       5,443
 6.6% due 07/17/00 .........................    5,000       4,987
 6.7% due 07/18/00 .........................    2,595       2,588
 Monte Rosa Capital Corp.
 6.55% due 07/25/00 ........................    6,970       6,942
 6.58% due 08/02/00 ........................    7,000       6,962
 Old Line Funding Corp.
 6.59% due 08/01/00 ........................   10,000       9,947
 Old Line Funding, Corp.
 6.55% due 07/21/00 ........................    5,000       4,984
 Sigma Finance, Inc.
 6.62% due 09/07/00 ........................   14,011      13,840
                                                         --------
                                                          172,151
Food, Beverage and Tobacco - 5.5%
 Coca-Cola Co.
 6.55% due 07/10/00 ........................    5,981       5,973
 Coca-Cola Enterprises, Inc.
 6.51% due 07/05/00 ........................   12,382      12,378
 Philip Morris Cos., Inc.
 6.75% due 07/07/00 ........................    4,784       4,780
                                                         --------
                                                           23,131
Personal and Commercial Lending - 1.0%
 Toyota Motor Credit Co.
 6.56% due 07/06/00 ........................    4,100       4,098

Telephone - 1.2%
 American Telephone & Telegraph Co.
 6.24% due 07/13/00 ........................    5,000       5,001
                                                         --------
                     TOTAL COMMERCIAL PAPER-     71.6%    299,012
                                              -------    --------
                          TOTAL INVESTMENTS-     99.6%    416,264
        Receivables, less Cash and payables-      0.4%      1,485
                                              -------    --------
                                 NET ASSETS-    100.0%    417,749
                                              =======    ========


(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $9,782 or 2.35% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                 Market
                 Name of Issuer                   Shares          Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 1.9%
 General Dynamics Corp. .....................     35,400         $1,850

Auto and Truck Parts - 2.3%
 General Motors Corp. - Cl. H ...............      9,000            790
 Lear Corp. * ...............................     70,000          1,400
                                                                -------
                                                                  2,190
Banks - 2.2%
 M & T Bank Corp. ...........................      2,200            990
 Valley National Bancorp ....................     48,405          1,177
                                                                -------
                                                                  2,167
Brokerage and Investment Management - 2.4%
 Bear Stearns Cos., Inc. ....................     18,200            758
 Charles River Laboratories * ...............     27,500            610
 Franklin Resources, Inc. ...................     31,700            963
                                                                -------
                                                                  2,331
Business Services - 2.3%
 Comdisco, Inc. .............................     35,300            788
 Dun & Bradstreet Corp. .....................     49,400          1,414
                                                                -------
                                                                  2,202
Chemicals - 1.8%
 Engelhard Corp. ............................     44,500            759
 Praxair, Inc. ..............................     27,000          1,011
                                                                -------
                                                                  1,770
Commercial Services - 2.4%
 Choicepoint, Inc. ..........................     26,400          1,175
 Iron Mountain, Inc. * ......................     33,300          1,132
                                                                -------
                                                                  2,307
Computer Equipment - 1.6%
 Apple Computer, Inc. * .....................     12,500            655
 Gateway, Inc. * ............................     15,800            896
 StorageNetworks, Inc. * ....................        200             18
                                                                -------
                                                                  1,569
Computer Software and Services - 3.7%
 Ceridian Corp. * ...........................     47,500          1,143
 Compuware Corp. * ..........................     49,100            509
 Fiserv, Inc. ...............................     12,500            541
 Intuit, Inc. * .............................     15,300            633
 SunGard Data Systems, Inc. .................     24,300            753
                                                                -------
                                                                  3,579
Containers - 1.0%
 Sealed Air Corp. * .........................     18,500            969

Diversified Operations - 3.8%
 Crane Co. ..................................     36,500            887
 Danaher Corp. ..............................     19,900            984
 Eaton Corp. ................................     14,800            992
 Pall Corp. .................................     43,900            812
                                                                -------
                                                                  3,675
Electric Power - 2.1%
 AES Corp. * ................................     45,000          2,053

Electrical Equipment - 1.6%
 Unicom Corp. ...............................     41,000          1,586

Electronic Products and Services - 1.4%
 Flextronics International Ltd. .............     10,100            694
 Waters Corp. * .............................      5,200            649
                                                                -------
                                                                  1,343
Energy - Alternative Source - 2.4%
 Dynegy, Inc. - Cl. A .......................     19,149          1,308
 Energizer Holdings , Inc. ..................     54,000            986
                                                                -------
                                                                  2,294
Financial Services - 1.4%
 Providian Financial Corp. * ................     14,800          1,332

Food, Beverage and Tobacco - 2.5%
 Hershey Foods Corp. ........................     21,600          1,048
 The Kroger Co. * ...........................     62,600          1,381
                                                                -------
                                                                  2,429
Health Care Products - 4.4%
 Becton, Dickinson & Co. ....................     28,300            812
 C.R. Bard, Inc. ............................     28,600          1,376
 Genzyme Corp. (General Division) * .........     34,600          2,057
                                                                -------
                                                                  4,245
Health Care Services - 5.2%
 HEALTHSOUTH Corp. * ........................    130,400            937
 St. Jude Medical, Inc. * ...................     20,600            945
 Tenet Healthcare Corp. * ...................     71,900          1,941
 Wellpoint Health Networks, Inc. * ..........     17,000          1,232
                                                                -------
                                                                  5,055
Housing - 1.1%
 American Standard Cos., Inc. * .............     26,700          1,095

Insurance - 11.8%
 Ace, Ltd. * ................................     63,400          1,775
 Ambac Financial Group, Inc. ................     22,300          1,222
 Aon Corp. ..................................     40,100          1,245
 Metlife, Inc. ..............................    118,500          2,496
 Nationwide Financial Services - Cl. A ......     50,700          1,667
 UnumProvident Corp. ........................     62,600          1,256
 XL Capital, Ltd. - Cl. A ...................     32,400          1,754
                                                                -------
                                                                 11,415
Leisure and Recreation - 2.0%
 Starwood Hotels & Resorts Worldwide, Inc. ..     58,200          1,895

Machinery - 3.2%
 FMC Corp. * ................................     22,400          1,299
 SPX Corp. ..................................     14,600          1,766
                                                                -------
                                                                  3,065

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO

                                                                 Market
                 Name of Issuer                   Shares          Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Media - TV / Radio - 4.1%
 A.H. Belo Corp. .............................   111,500       $  1,930
 E.W. Scripps Co. - Cl. A ....................    29,500          1,453
 Emmis Communications Corp. ..................    14,100            584
                                                               --------
                                                                  3,967
Natural Gas Distribution - 0.5%
 Williams Cos., Inc. .........................    12,700            529

Oil - Equipment and Services - 1.3%
 Anadarko Petroleum Corp. ....................    25,700          1,267

Oil and Natural Gas Exploration and Production - 7.8%
 Apache Corp. ................................    18,300          1,076
 Coastal Corp. ...............................    20,200          1,230
 Gemstar International Group, Ltd. * .........     9,800            602
 Kinder Morgan, Inc. .........................    22,900            791
 Noble Drilling Corp. * ......................    14,800            610
 Santa Fe International Corp. ................    24,500            856
 Transocean Sedco Forex, Inc. ................    25,100          1,341
 USX-Marathon Group. .........................    42,600          1,068
                                                               --------
                                                                  7,574
Paper and Forest Products - 0.7%
 Bowater, Inc. ...............................    16,100            710

Personal and Commercial Lending - 3.5%
 Countrywide Credit Industries, Inc. .........    40,300          1,222
 SLM Holding Corp. ...........................    56,500          2,115
                                                               --------
                                                                  3,337
Precious Metals/Gems/Stones - 1.1%
 Homestake Mining Co. ........................   150,100          1,032

Real Estate Investment Trust - 4.5%
 Boston Properties, Inc. .....................    41,100          1,587
 Spieker Properties, Inc. ....................    25,700          1,182
 Vornado Realty Trust ........................    45,600          1,585
                                                               --------
                                                                  4,354
Real Estate Operations - 1.4%
 IndyMac Mortgage Holdings, Inc. .............   101,700          1,379

Retail - Department Stores - 3.1%
 AnnTaylor Stores Corp. * ....................    13,100            434
 Consolidated Stores Corp. * .................    56,200            674
 Insight Enterprises, Inc. * .................    20,900          1,240
 Tiffany & Co. ...............................     9,400            634
                                                               --------
                                                                  2,982
Telecommunication Equipment - 1.4%
 American Tower Corp. - Cl. A ................    31,900          1,330
 Exfo Electro-Optical Engineering, Inc. * ....       100              4
                                                               --------
                                                                  1,334
Telecommunication Services - 1.2%
 Loral Space & Communications, Ltd. * ........   168,000          1,166

Transportation Services - 4.0%
 Continental Airlines, Inc. - Cl. B * ........    26,700          1,255
 Kansas City Southern Industries, Inc. .......    19,500          1,729
 Southwest Airlines Co. ......................    48,100            911
                                                               --------
                                                                  3,895
                                                               --------
                           TOTAL COMMON STOCK-      99.1%        95,942

                                                    Par
                                                   Value
                                                  (000's)
SHORT-TERM INVESTMENTS - 1.8%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 ........................  $  1,715          1,715
                                                --------       --------
                            TOTAL INVESTMENTS-     100.9%        97,657
          Payables, less cash and receivables-      (0.9)%         (844)
                                                --------       --------
                                   NET ASSETS-     100.0%        96,813
                                                ========       ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO


                                                                 Market
               Name of Issuer                   Shares            Value
                                                                 (000's)
COMMON STOCK

Automobile - 2.2%
 United Rentals, Inc. * .....................  235,700          $  4,036

Banks - 2.1%
 Mercantile Bankshares Corp. ................   44,600             1,330
 Westamerica Bancorporation .................   45,100             1,178
 Wilmington Trust Corp. .....................   32,500             1,389
                                                                --------
                                                                   3,897

Brokerage and Investment Management - 1.4%
 Investment Technology Group, Inc. ..........   60,100             2,558

Business Services - 1.5%
 American Management Systems, Inc. * ........   86,700             2,846

Chemicals - 2.4%
 MacDermid, Inc. ............................   71,000             1,668
 Minerals Technologies, Inc. ................   62,000             2,852
                                                                --------
                                                                   4,520
Commercial Services - 8.3%
 ACNielson Corp. * ..........................   54,900             1,208
 DeVry, Inc. * ..............................   87,200             2,305
 G & K Services, Inc. - Cl. A ...............  134,400             3,368
 Informix Corp. * ...........................  186,400             1,386
 NOVA Corp. - Georgia * .....................   93,800             2,621
 Tetra Tech, Inc. * .........................   55,300             1,265
 TMP Worldwide, Inc. * ......................   45,100             3,329
                                                                --------
                                                                  15,482
Computer Equipment - 1.1%
 Network Appliance, Inc. * ..................   11,700               942
 The BISYS Group, Inc. * ....................   18,300             1,125
                                                                --------
                                                                   2,067
Computer Software and Services - 20.8%
 Acxiom Corp. * .............................   84,400             2,300
 Affiliated Computer Services, Inc. - Cl. A*    46,300             1,531
 Black Box Corp. * ..........................    7,900               625
 BroadVision, Inc. * ........................   11,200               569
 Cognos, Inc. * .............................   35,800             1,481
 Critical Path, Inc. * ......................   14,400               840
 DST Systems, Inc. * ........................   43,000             3,273
 Factset Research Systems, Inc. .............   32,000               904
 Fiserv, Inc. ...............................   54,000             2,335
 IMS Health, Inc. ...........................   99,200             1,786
 Intuit, Inc. * .............................   28,800             1,192
 Macromedia, Inc. * .........................   25,500             2,466
 Mercury Interactive Corp. * ................    7,900               764
 National Instruments Corp. * ...............   33,000             1,440
 Phone.com, Inc. * ..........................    6,400               417
 Rational Software Corp. * ..................   45,300             4,210
 Shared Medical Systems Corp. ...............   39,600             2,888
 SunGard Data Systems, Inc. .................   96,400             2,988
 Systems & Computer Technology Corp. * ......  128,100             2,562
 VeriSign, Inc. .............................    4,730               835
 Verity, Inc. * .............................   71,200             2,706
 Vignette Corp. * ...........................   11,500               598
                                                                --------
                                                                  38,710
Consumer - Miscellaneous - 1.8%
 Catalina Marketing Corp. * .................   32,700             3,335

Containers - 2.4%
 Bemis Co., Inc. ............................   72,000             2,421
 Sealed Air Corp. * .........................   39,800             2,085
                                                                --------
                                                                   4,506

Cosmetics and Personal Care Products - 0.6%
 AptarGroup, Inc. ...........................   39,200             1,058

Electric Power - 2.8%
 Calpine Corp. * ............................   32,100             2,111
 Montana Power Co. ..........................   90,200             3,185
                                                                --------
                                                                   5,296

Electrical Equipment - 2.6%
 Littelfuse, Inc. * .........................   98,900             4,846

Electronic Products and Services - 10.1%
 Burr-Brown Corp. * .........................   27,400             2,375
 Cypress Semiconductor Corp. * ..............   56,000             2,366
 Dallas Semiconductor Corp. .................  108,800             4,434
 Lattice Semiconductor Corp. * ..............   39,800             2,751
 Methode Electronics, Inc. - Cl. A ..........   43,300             1,672
 Novellus Systems, Inc. * ...................   33,000             1,867
 PMC-Sierra, Inc. * .........................    5,500               977
 Waters Corp. * .............................   18,500             2,309
                                                                --------
                                                                  18,751
Food, Beverage and Tobacco - 2.7%
 Beringer Wine Estates Holdings * ...........   95,500             3,372
 Pepsi Bottling Group, Inc. .................   55,900             1,632
                                                                --------
                                                                   5,004
Health Care Products - 8.2%
 ALZA Corp. * ...............................   64,100             3,790
 Becton, Dickinson & Co. ....................   48,000             1,377
 Biomet, Inc. ...............................   84,000             3,229
 Forest Laboratories, Inc. * ................   16,400             1,656
 Genzyme Corp. (General Division) * .........   78,900             4,690
 Haemonetics Corp. * ........................   23,300               489
                                                                --------
                                                                  15,231

Health Care Services - 1.8%
 Covance, Inc. * ............................   52,100               459
 Idec Pharmaceuticals Corp. .................   10,600             1,244
 Trigon Healthcare, Inc. * ..................   31,300             1,614
                                                                --------
                                                                   3,317
Household Appliances / Furnishings - 2.2%
 Herman Miller, Inc. ........................  157,400             4,073

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP GROWTH PORTFOLIO

                                                                     Market
               Name of Issuer                      Shares             Value
                                                                     (000's)
COMMON STOCK - CONTINUED

Insurance - 2.5%
 Reinsurance Group of America .................    155,740          $  4,692

Leisure and Recreation - 1.5%
 Speedway Motorsports, Inc. * .................    125,500             2,887

Oil - 1.1%
 Petro-Canada .................................    109,600             2,089

Oil - Equipment and Services - 1.6%
 Hanover Compressor Co. * .....................     79,200             3,010

Oil and Natural Gas Exploration and Production - 1.0%
 Murphy Oil Corp. .............................     32,300             1,920

Pollution Control - 1.7%
 Donaldson Co., Inc. ..........................     24,100               476
 Ionics, Inc. * ...............................     88,900             2,723
                                                                    --------
                                                                       3,199
Retail - Department Stores - 3.3%
 Bed Bath & Beyond, Inc. * ....................     37,700             1,367
 Copper Mountain Networks, Inc. * .............     17,300             1,524
 Family Dollar Stores, Inc. ...................    162,000             3,169
                                                                    --------
                                                                       6,060
Retail - Food - 1.0%
 Whole Foods Market, Inc. * ...................     45,700             1,888

Telecommunication Equipment - 5.7%
 CIENA Corp. * ................................      7,400             1,233
 CommScope, Inc. * ............................     63,100             2,587
 Digital Microwave Corp. ......................     74,200             2,829
 Symbol Technologies, Inc. ....................     47,700             2,576
 TriQuint Semiconductor, Inc. * ...............      9,700               928
 Westell Technologies, Inc. Cl. A * ...........     31,000               465
                                                                    --------
                                                                      10,618
Telecommunication Services - 1.1%
 Allegiance Telecom, Inc. * ...................      6,000               384
 Broadwing, Inc. ..............................     21,000               545
 McLeodUSA, Inc. - Cl. A * ....................     18,600               385
 VoiceStream Wireless Corp. * .................      5,600               651
                                                                    --------
                                                                       1,965
Transportation Services - 0.5%
 EGL, Inc. * ..................................     28,700               883
                                                                    --------
                            TOTAL COMMON STOCK-       96.0%          178,744

                                                     Par             Market
               Name of Issuer                       Value             Value
                                                   (000's)           (000's)

SHORT-TERM INVESTMENTS - 4.0%

 Investment in joint trading account (Note B)
  6.853% due 07/03/00 .........................   $  7,413          $  7,413
                                                  --------          --------
                             TOTAL INVESTMENTS-      100.0%          186,157
           Payables, less cash and receivables-        0.0%              (10)
                                                  --------          --------
                                    NET ASSETS-      100.0%          186,147
                                                  ========          ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO


                                                  Par           Market
                 Name of Issuer                  Value           Value
                                                (000's)         (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 1.1%
 Lockheed Martin Corp.
 7.25% due 05/15/06 ........................... $    300       $    291
 Raytheon Co. - Notes
 6.75% due 08/15/07 ...........................      200            186
 United Technologies Corp. - Debs.
 8.875% due 11/15/19 ..........................       50             56
                                                               --------
                                                                    533
Auto and Truck Parts - 0.1%
 Dana Corp. - Notes
 7.0% due 03/15/28 ............................       75             63

Automobile - 0.7%
 DaimlerChrysler NA Holding Co.
 6.9% due 09/01/04 ............................      150            147
 Delphi Automotive Systems Corp. - Debs.
 7.125% due 05/01/29 ..........................       50             43
 Hertz Corp. - Sr. Notes
 8.25% due 06/01/05 ...........................      125            127
                                                               --------
                                                                    317
Banks - 4.2%
 Abbey National plc - Debs.
 7.95% due 10/26/29 ...........................      100             99
 African Development Bank - Sub. Notes
 6.875% due 10/15/15 ..........................       35             33
 Asian Development Bank - Bonds
 5.5% due 04/23/04 ............................      270            256
 Bank One Corp. - Sr. Notes
 5.625% due 02/17/04 ..........................      150            141
 BankAmerica Corp. - Sub. Notes
 6.5% due 03/15/06 ............................      150            142
 Chase Manhattan Corp. - Sub. Notes
 7.125% due 02/01/07 ..........................      225            218
 First Union Corp. - Sub. Notes
 8.125% due 06/24/02 ..........................      230            232
 Fleet Financial Group - Sub. Debs.
 6.7% due 07/15/28 ............................       75             63
 Golden West Financial Corp. - Sub. Notes
 6.7% due 07/01/02 ............................      150            147
 InterAmerican Development Bank - Debs.
 8.5% due 03/15/11 ............................      200            220
 Korea Development Bank - Bonds
 7.375% due 09/17/04 ..........................      120            117
 National City Bank of Pennsylvania -
    Sub. Notes
 7.25% due 10/21/11 ...........................       50             47
 Royal Bank of Scotland plc - Sub. Notes
 6.4% due 04/01/09 ............................       50             45
 Wachovia Corp. - Sub. Notes
 5.625% due 12/15/08 ..........................       75             65
 Wells Fargo & Co. - Sub. Notes
 6.875% due 04/01/06 ..........................      150            145
                                                               --------
                                                                  1,970
Brokerage and Investment Management - 0.8%
 Lehman Brothers Holdings, Inc. - Notes
 8.5% due 05/01/07 ............................      100            101
 Merrill Lynch & Co., Inc. - Notes
 8.0% due 06/01/07 ............................      200            202
 Morgan Stanley, Dean Witter, Discover & Co.
 6.875% due 03/01/07 ..........................      100             94
                                                               --------
                                                                    397
Business Services - 0.5%
 Comdisco, Inc. - Notes
 6.125% due 01/15/03 ..........................      150            141
 Electronic Data Systems Corp.
 7.125% due 10/15/09 ..........................      100             97
                                                               --------
                                                                    238

Chemicals - 0.9%
 ICI Wilmington, Inc. - Debs.
 8.75% due 05/01/01 ...........................      300            302
 Morton International, Inc. - Debs.
 9.25% due 06/01/20 ...........................       40             46
 Rohm & Haas Co. - Notes
 7.4% due 07/15/09 ............................       80             79
                                                               --------
                                                                    427
Computer Equipment - 0.6%
 Hewlett - Packard Co. - Notes
 7.15% due 06/15/05 ...........................      200            200
 International Business Machines Corp. - Debs.
 7.0% due 10/30/25 ............................      100             96
                                                               --------
                                                                    296
Consumer - Miscellaneous - 0.2%
 Fortune Brands, Inc. - Debs.
 7.875% due 01/15/23 ..........................      100             99

Diversified Operations - 0.9%
 Diageo Capital plc
 6.125% due 08/15/05 ..........................      200            189
 Honeywell International, Inc. - Notes
 7.5% due 03/01/10 ............................       75             75
 John Deere Capital Corp. - Notes
 6.0% due 02/15/09 ............................       60             52
 Seagram, Ltd.
 8.35% due 01/15/22 ...........................       50             50

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                    Par         Market
                 Name of Issuer                    Value         Value
                                                  (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Diversified Operations - Continued
 Tyco International Group SA
 6.375% due 06/15/05 ..........................       80       $     76
                                                               --------
                                                                    442
Electric Power - 1.4%
 CalEnergy Co., Inc. - Bonds
 8.48% due 09/15/28 ...........................       60             61
 Duke Energy Co. - 1st Ref. Mtg.
 6.75% due 08/01/25 ...........................      100             85
 Enersis SA - Notes
 6.9% due 12/01/06 ............................       30             28
 Florida Power & Light Co.
 7.75% due 02/01/23 ...........................       50             48
 Ontario Hydro - Local Govt. Gtd.
 6.1% due 01/30/08 ............................      100             93
 Philadelphia Electric Co. - 1st Ref. Mtg.
 7.125% due 09/01/02 ..........................      100             99
 Tennessee Valley Authority
 6.75% due 11/01/25 ...........................      100             93
 Virginia Electric Power Co. - 1st Mtge.
 7.625% due 07/01/07 ..........................      150            148
                                                               --------
                                                                    655
Financial Services - 3.6%
 Ameritech Capital Funding Corp.
 6.875% due 10/15/27 ..........................       60             53
 Associates Corp. of North America
 5.5% due 02/15/04 ............................      175            163
 Citicorp Capital II
 8.015% due 02/15/27 ..........................      100             93
 Ford Capital BV - Debs.
 9.5% due 06/01/10 ............................      150            163
 GATX Capital Corp. - Notes
 6.875% due 12/15/06 ..........................      100             94
 General Electric Capital Corp. - Debs.
 8.75% due 05/21/07 ...........................      250            269
 Goldman Sachs Group, Inc.
 7.8% due 01/28/10 ............................      100             99
 KFW International Finance - Debs.
 9.125% due 05/15/01 ..........................      300            305
 Morgan Stanley, Dean Witter, Discover & Co. -
  Notes
 6.875% due 03/01/03 ..........................      200            198
 Newcourt Credit Group, Inc. Ser. B
 6.875% due 02/16/05 ..........................      100             96
 Sumitomo Bank International Finance NV - Notes
 8.5% due 06/15/09 ............................      100            101
 Washington Mutual Capital I
 8.375% due 06/01/27 ..........................       60             53
                                                               --------
                                                                  1,687

Food, Beverage and Tobacco - 1.5%
 Archer Daniels Midland Co. - Notes
 6.25% due 05/15/03 ...........................      275            265
 Coca-Cola Enterprises, Inc. - Debs.
 8.5% due 02/01/22 ............................      100            106
 Conagra, Inc. - Debs.
 9.75% due 03/01/21 ...........................       75             83
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03 ...........................      100            100
 SUPERVALU, Inc. - Notes
 7.625% due 09/15/04 ..........................      150            149
                                                               --------
                                                                    703
Foreign Governmental - 2.2%
 Government of New Zealand - Debs.
 8.75% due 12/15/06 ...........................      120            130
 Hydro-Quebec
 8.4% due 01/15/22 ............................      100            106
 Kingdom of Sweden - Debs.
 12.0% due 02/01/10 ...........................       75             99
 Malaysia - Bonds
 8.75% due 06/01/09 ...........................       50             51
 Province of Manitoba - Debs.
 6.875% due 09/15/02 ..........................      200            199
 Province of Newfoundland - Debs.
 9.0% due 10/15/21 ............................       60             68
 Province of Ontario
 8.0% due 10/17/01 ............................      200            202
 Province of Quebec - Debs.
 7.5% due 07/15/23 ............................      100             98
 Republic of Korea
 8.75% due 04/15/03 ...........................       85             87
                                                               --------
                                                                  1,040
Health Care Products - 0.2%
 Eli Lilly & Co. - Notes
 7.125% due 06/01/25 ..........................       80             78

Insurance - 0.6%
 Aetna Services, Inc.
 7.625% due 08/15/26 ..........................      100             85
 Hartford Life, Inc. Debs.
 7.65% due 06/15/27 ...........................       50             48
 Torchmark, Inc. - Debs.
 8.25% due 08/15/09 ...........................      100            101
 Travelers Property Casualty Corp. - Sr. Notes
 7.75% due 04/15/26 ...........................       50             48
                                                               --------
                                                                    282
Machinery - 0.5%
 Caterpillar, Inc. - Debs.
 8.0% due 02/15/23 ............................       50             50

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                    Par         Market
                 Name of Issuer                    Value         Value
                                                  (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Machinery - Continued
 Reliance Electric Co. - Notes
 6.8% due 04/15/03 ............................      200       $    199
                                                               --------
                                                                    249
Media - TV / Radio - 1.0%
 News America Holdings, Inc. - Debs.
 7.7% due 10/30/25 ............................      100             91
 TCI Communciations, Inc. - Sr. Notes
 7.125% due 02/15/28 ..........................       70             63
 The Walt Disney Co. - Sr. Notes
 6.75% due 03/30/06 ...........................      200            196
 Time Warner Entertainment, Inc. - Sr. Notes
 8.375% due 07/15/33 ..........................      100            102
                                                               --------
                                                                    452
Metals and Mining - 0.4%
 Noranda, Inc. - Debs.
 7.0% due 07/15/05 ............................      200            188

Natural Gas Distribution - 0.5%
 Enron Corp. - Notes
 6.75% due 09/15/04 ...........................      100             97
 Pacific Gas & Electric Co.
 6.75% due 10/01/23 ...........................       50             43
 Tennessee Gas Pipeline - Bonds
 7.5% due 04/01/17 ............................      100             95
                                                               --------
                                                                    235
Oil - 0.6%
 Atlantic Richfield Co. (ARCO) - Notes
 5.55% due 04/15/03 ...........................       75             73
 Conoco, Inc. - Sr. Notes
 6.95% due 04/15/29 ...........................       90             82
 Occidental Petroleum Corp. - Debs.
 7.2% due 04/01/28 ............................       40             35
 Tosco Corp. - Notes
 7.625% due 05/15/06 ..........................      115            113
                                                               --------
                                                                    303
Oil - Equipment and Services - 0.5%
 Coastal Corp. - Debs.
 6.5% due 06/01/08 ............................      100             93
 Petroleum-Geo Services ASA - Sr. Notes
 6.625% due 03/30/08 ..........................      175            155
                                                               --------
                                                                    248

Oil and Natural Gas Exploration and Production - 0.6%
 Burlington Resources, Inc - Debs.
 9.125% due 10/01/21 ..........................       90            100
 Norsk Hydro A/S
 7.25% due 09/23/27 ...........................       75             67
 Phillips Petroleum Co. - Debs.
 6.65% due 07/15/18 ...........................       50             43
 Union Oil Co. of California
 7.5% due 02/15/29 ............................       60             57
                                                               --------
                                                                    267
Paper and Forest Products - 0.4%
 Bowater, Inc. - Debs.
 9.0% due 08/01/09 ............................      100            104
 Champion International Corp. - Debs.
 7.35% due 11/01/25 ...........................       50             44
 Westvaco Corp. - Notes
 7.1% due 11/15/09 ............................       35             33
                                                               --------
                                                                    181

Personal and Commercial Lending - 3.4%
 Aristar, Inc. - Sr. Notes
 6.5% due 11/15/03 ............................      200            191
 CitiFinacial Credit Co. - Notes
 5.9% due 09/01/03 ............................      150            143
 Ford Motor Co. - Bonds
 6.625% due 02/15/28 ..........................       50             42
 Ford Motor Credit Co.
 6.125% due 01/09/06 ..........................      300            279
 Ford Motor Credit Co. - Sr. Notes
 5.75% due 02/23/04 ...........................      200            188
 General Motors Acceptance Corp.
 5.85% due 01/14/09 ...........................      100             88
 General Motors Acceptance Corp. - Notes
 9.625% due 12/15/01 ..........................      350            361
 Household Finance Corp. - Notes
 6.5% due 11/15/08 ............................      130            118
 Toyota Motor Credit Corp. - Notes
 5.5% due 12/15/08 ............................       60             53
 U.S. West Capital Funding , Inc.
 6.5% due 11/15/18 ............................      150            127
                                                               --------
                                                                  1,590

Real Estate Investment Trust - 0.1%
 Spieker Properties, Inc. - Debs.
 7.5% due 10/01/27 ............................       40             34

Retail - Department Stores - 0.4%
 Dayton Hudson Corp. - Debs.
 6.75% due 01/01/28 ...........................       25             21
 Gap, Inc. - Notes
 6.9% due 09/15/07 ............................      100             97
 Wal-Mart Stores, Inc. - Debs.
 6.75% due 10/15/23 ...........................      100             92
                                                               --------
                                                                    210

Retail - Food - 0.2%
 Albertson's, Inc. - Notes
 6.625% due 06/01/28 ..........................       50             41

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par           Market
                 Name of Issuer                   Value           Value
                                                 (000's)         (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Retail - Food - Continued
 McDonald's Corp. - Sub. Debs.
 7.31% due 09/15/27 ...........................  $    60        $    57
                                                                -------
                                                                     98
Telecommunication Equipment - 0.5%
 GTE Corp. - Debs.
 6.94% due 04/15/28 ...........................      100             88
 Lucent Technologies, Inc. - Debs.
 6.5% due 01/15/28 ............................       50             45
 Lucent Technologies, Inc. - Notes
 7.25% due 07/15/06 ...........................      100            101
                                                                -------
                                                                    234
Telecommunication Services - 1.0%
 AT&T Canada, Inc. - Sr. Notes
 7.65% due 09/15/06 ...........................      150            148
 Bell Canada
 7.75% due 04/01/06 ...........................      125            126
 BellSouth Telecommunications, Inc. - Debs.
 7.0% due 10/01/25 ............................      100             90
 Deutsche Telekom International Finance
 8.25% due 06/15/30 ...........................      100            102
                                                                -------
                                                                    466

Telephone - 1.9%
 ALLTEL Corp. - Sr. Notes
 7.6% due 04/01/09 ............................      100            100
 AT&T Corp. - Notes
 6.0% due 03/15/09 ............................      200            178
 6.5% due 03/15/29 ............................       60             50
 Comcast Cable Communications - Notes
 8.875% due 05/01/17 ..........................       75             81
 MCI Worldcom, Inc. - Sr. Notes
 6.4% due 08/15/05 ............................      200            190
 New York Telephone Co. - Debs.
 7.25% due 02/15/24 ...........................      100             90
 SBC Communications Capital Corp. - Debs.
 5.875% due 06/01/03 ..........................      100             96
 South Carolina Electric & Gas - 1st Mtge.
 7.5% due 06/15/23 ............................      100             93
                                                                -------
                                                                    878
Transportation Services - 0.9%
 American Airlines, Inc. - Pass Through
  Certificates
 7.024% due 04/15/11 ..........................       60             57
 CSX Corp. - Debs.
 7.45% due 05/01/07 ...........................      125            120
 Delta Air Lines, Inc. - Debs.
 10.375% due 12/15/22 .........................      100            109
 Norfolk Southern Corp. - Notes
 7.35% due 05/15/07 ...........................      125            121
                                                                -------
                                                                    407
U.S. Government Agencies - 15.4%
 Federal Home Loan Bank - Bonds
 5.58% due 08/17/01 ...........................      300            295
 6.75% due 02/15/02 ...........................      600            598
 Federal Home Loan Bank Disc. Corp. -
 Sr. Notes
 5.8% due 09/02/08 ............................      225            207
 Federal Home Loan Mortgage Corp. - Bonds
 7.1% due 04/10/07 ............................      700            699
 Federal Home Loan Mortgage Corp. - Notes
 5.75% due 04/15/08 ...........................      250            230
 5.75% due 07/15/03 ...........................      800            773
 6.3% due 06/01/04  ...........................      300            290
 6.875% due 01/15/05 ..........................      150            149
 Federal National Mortgage Assoc. - Notes
 5.125% due 02/13/04 ..........................      230            216
 5.375% due 03/15/02 ..........................      450            439
 5.625% due 05/14/04 ..........................    1,100          1,048
 5.875% due 04/23/04 ..........................      300            286
 6.0% due 05/15/08 ............................      340            317
 6.25% due 05/15/29 ...........................      465            418
 6.5% due 04/29/09 ............................      200            187
 7.125% due 03/15/07 ..........................      525            526
 4.75% due 11/14/03 ...........................      175            163
 6.19% due 02/19/09 ...........................      120            110
 7.125% due 01/15/30 ..........................      109            110
 Financing Corp. - Bonds
 8.6% due 09/26/19 ............................      150            172
                                                                -------
                                                                  7,233
U.S. Governmental - 48.3%
 U.S. Treasury - Bond
 10.75% due 08/15/05 ..........................      600            715
 U.S. Treasury - Bonds
 5.5% due 08/15/28 ............................      800            734
 5.875% due 11/15/04 ..........................      225            222
 6.25% due 05/15/30 ...........................      300            315
 6.5% due 11/15/26 ............................      185            193
 6.75% due 08/15/26 ...........................      275            296
 7.625% due 11/15/22 ..........................    1,240          1,451
 8.125% due 08/15/21 ..........................      600            733
 8.75% due 05/15/17 ...........................    1,265          1,593
 8.75% due 08/15/20 ...........................    1,100          1,414
 9.25% due 02/15/16 ...........................      300            389
 11.125% due 08/15/03 .........................    2,000          2,263
 11.25% due 02/15/15 ..........................      260            383
 11.75% due 02/15/10 ..........................      250            302
 11.75% due 11/15/14 ..........................      465            640
 U.S. Treasury - Notes
 4.75% due 02/15/04 ...........................    1,250          1,189

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
BOND INDEX PORTFOLIO

                                                   Par          Market
                 Name of Issuer                   Value          Value
                                                 (000's)        (000's)
PUBLICLY-TRADED BONDS - CONTINUED

U.S. Governmental - Continued
 4.75% due 11/15/08 ........................... $    660       $    599
 5.5% due 07/31/01 ............................      600            594
 5.625% due 05/15/08 ..........................    1,375          1,326
 5.875% due 11/15/05 ..........................      890            875
 6.375% due 03/31/01 ..........................      400            400
 6.375% due 08/15/02 ..........................      960            959
 6.5% due 05/31/02 ............................    1,600          1,602
 7.5% due 11/15/01 ............................      800            810
 7.5% due 05/15/02 ............................      450            458
 7.875% due 11/15/04 ..........................    1,020          1,080
 8.0% due 05/15/01 ............................    1,100          1,114
 United Mexican States - Notes
 9.875% due 02/01/10 ..........................      120            125
                                                               --------
                                                                 22,774
                                                               --------
                    TOTAL PUBLICLY-TRADED BONDS-    96.1%        45,274

SHORT-TERM INVESTMENTS - 2.5%
Investment in joint trading account (Note B)
 6.853% due 07/03/00 ..........................    1,185          1,185
                                                --------       --------
                             TOTAL INVESTMENTS-     98.6%        46,459
           Cash and Receivables, less payables-      0.4%           663
                                                --------       --------
                                    NET ASSETS-    100.0%        47,122


See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH PORTFOLIO


                                                           Market
             Name of Issuer                Shares           Value
                                                           (000's)
COMMON STOCK

Aerospace and Defense - 1.7%
 United Technologies Corp. ............     7,300         $  430

Banks - 1.1%
 Chase Manhattan Corp. ................     5,000            231
 Wells Fargo & Co. ....................     1,400             54
                                                          ------
                                                             285
Brokerage and Investment Management -
2.0%
 Goldman Sachs Group, Inc. ............       100             10
 Morgan Stanley, Dean Witter,
  Discover & Co. ......................     5,900            491
                                                          ------
                                                             501
Computer Equipment - 9.1%
 Dell Computer Corp. * ................    11,600            572
 Foundry Networks, Inc. * .............       100             11
 Intel Corp. ..........................    10,100          1,350
 Lexmark International Group,
  Inc. - Cl. A * ......................     1,800            121
 VeriSign, Inc. .......................       915            161
 VERITAS Software Corp. * .............       500             57
                                                          ------
                                                           2,272
Computer Software and Services - 9.8%
 EMC Corp. * ..........................     9,500            731
 IMS Health, Inc. .....................     1,200             22
 Microsoft Corp. ......................    10,200            816
 Oracle Corp. * .......................     8,200            689
 Sun Microsystems, Inc. * .............     1,900            173
                                                          ------
                                                           2,431
Cosmetics and Personal Care Products -
1.4%
 Colgate-Palmolive Co. ................     5,700            341

Diversified Operations - 7.9%
 Corning, Inc. ........................     1,800            486
 Tyco International, Ltd. .............    31,500          1,492
                                                          ------
                                                           1,978

Electronic Products and Services - 12.1%
 Applied Materials, Inc. * ............    12,200          1,106
 Cisco Systems, Inc. * ................    17,700          1,125
 Micron Technology, Inc. * ............     2,600            229
 PE Corp-BE Biosystems Group ..........       500             33
 PMC-Sierra, Inc. * ...................     1,000            178
 Texas Instruments, Inc. ..............     4,900            336
                                                          ------
                                                           3,007
Financial Services - 5.9%
 Associates First Capital
  Corp. - Cl. A* ......................    23,300            520
 Citigroup, Inc. ......................    15,700            946
                                                          ------
                                                           1,466
Health Care Products - 10.2%
 Medtronic, Inc. ......................     5,700            284
 Pfizer, Inc. .........................    27,075          1,299
 Pharmacia Corp. ......................     3,500            181
 Schering-Plough Corp. ................    15,400            778
                                                          ------
                                                           2,542
Insurance - 0.9%
 American International Group, Inc. ...     1,800            211

Media - Publishing - 4.0%
 AT&T Corp. - Liberty Media Group - Cl.
  A * .................................    38,000            921
 Comcast Corp. - Cl. A ................     2,000             81
                                                          ------
                                                           1,002
Media - TV / Radio - 5.9%
 AMFM, Inc. * .........................     2,800            193
 Cox Communications, Inc. - Cl. A * ...       100              5
 The Walt Disney Co. ..................     3,300            128
 Time Warner, Inc. ....................     9,900            752
 Viacom, Inc. - Cl. B * ...............     5,621            383
                                                          ------
                                                           1,461
Personal and Commercial Lending - 1.4%
 MBNA Corp. ...........................    12,900            350

Retail - Department Stores - 5.8%
 eBay, Inc. * .........................     1,800             98
 Gap, Inc. ............................     5,800            181
 Home Depot, Inc. .....................    12,600            629
 Kohl's Corp. .........................     4,800            267
 Lowe's Cos., Inc. ....................     5,500            226
 Target Corp. .........................       900             52
                                                          ------
                                                           1,453
Retail - Drug Stores - 1.0%
 Walgreen Co. .........................     7,700            248

Telecommunication Equipment - 10.1%
 E-Tek Dynamics, Inc. * ...............     1,100            290
 Nokia Oyj - ADR ......................    31,300          1,563
 Nortel Networks Corp. ................     9,500            649
 Sycamore Networks, Inc. * ............       200             22
                                                          ------
                                                           2,524
Telecommunication Services - 4.9%
 MediaOne Group, Inc. .................     6,800            451
 Telefonaktiebolaget LM Ericsson AB -
  ADR .................................     6,000            120
 Vodafone AirTouch plc - ADR ..........    15,700            650
                                                          ------
                                                           1,221
Telephone - 2.8%
 AT&T Wireless Group * ................    18,800            524
 Sprint Corp. .........................     3,600            184
                                                          ------
                                                             708
U.S. Government Agencies - 1.1%
 Federal Home Loan Mortgage Corp. .....     6,200            251

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
LARGE CAP AGGRESSIVE GROWTH PORTFOLIO

                                                              Market
             Name of Issuer                 Shares            Value
                                                             (000's)
COMMON STOCK - CONTINUED

U.S. Government Agencies - Continued
 Federal National Mortgage Assoc. ......      400            $    21
                                                             -------
                                                                 272
                                                             -------
                     TOTAL COMMON STOCK-     99.1%            24,703

                                              Par
                                             Value
                                            (000's)
COMMERCIAL PAPER - 1.4%
 General Electric Capital Corp.
  6.8% due 07/03/00 ....................   $  342                342
                                           ------             ------
                      TOTAL INVESTMENTS-    100.5%            25,045
    Payables, less cash and receivables-     (0.5)%             (118)
                                           ------             ------
                             NET ASSETS-    100.0%            24,927
                                           ======             ======

* Non-income producing security.
ADR-American Depository Receipt
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                               Market
         Name of Issuer                           Shares        Value
                                                               (000's)
COMMON STOCK

Aerospace and Defense - 0.4%
 GenCorp, Inc. ...............................    2,700       $    22
 HEICO Corp. .................................    1,200            17
 The Titan Corp. * ...........................      600            27
                                                              -------
                                                                   66
Auto and Truck Parts - 0.8%
 Avis Rent A Car, Inc. * .....................      600            11
 Bandag, Inc. ................................      800            19
 Cummins Engine Company, Inc. ................    1,000            27
 Lear Corp. * ................................      800            16
 Navistar International Corp., Inc. - Cl. B ..      800            25
 Superior Industries International, Inc. .....    1,000            26
 Tower Automotive, Inc. * ....................      600             8
                                                              -------
                                                                  132
Automobile - 0.2%
 Lithia Motors, Inc. - Cl. A * ...............      600             8
 Oshkosh Truck Corp. .........................      900            32
                                                              -------
                                                                   40
Banks - 4.5%
 Associated Banc-Corp. .......................      880            19
 Bancwest Corp. ..............................    2,400            39
 Banknorth Group, Inc. .......................    1,825            28
 Capitol Federal Financial ...................    2,100            23
 Cathay Bancorp, Inc. ........................      600            28
 City National Corp. .........................    1,500            52
 Community Trust Bancorp, Inc. ...............    1,240            22
 CORUS Bankshares, Inc. ......................    1,200            32
 Cullen/Frost Bankers, Inc. ..................    1,500            39
 Dime Bancorp, Inc. ..........................    1,500            24
 Downey Financial Corp. ......................    1,900            55
 F & M National Corp. ........................    1,000            21
 First Citizens BancShares, Inc. - Cl. A .....      300            18
 First Security Corp. ........................    1,900            26
 First Sentinel Bancorp, Inc. ................    1,500            12
 First United Bancshares, Inc. ...............      600             9
 Greater Bay Bancorp .........................      800            38
 Hancock Holding Co. .........................      700            24
 Hibernia Corp. - Cl. A ......................    1,500            16
 Hudson River Bancorp ........................    2,700            32
 Imperial Bancorp * ..........................    1,400            22
 Mercantile Bankshares Corp. .................    1,000            30
 North Fork Bancorporation, Inc. .............      800            12
 OceanFirst Financial Corp. ..................    1,100            20
 Omega Financial Corp. .......................      600            15
 Roslyn Bancorp, Inc. ........................    1,300            22
 Silicon Valley Bancshares * .................    1,400            60
 United Community Financial Corp. ............    2,000            13
                                                              -------
                                                                  751
Brokerage and Investment Management - 1.6%
 A.G. Edwards, Inc. ..........................    1,100            43
 Affiliated Managers Group, Inc. * ...........      900            41
 Jefferies Group, Inc. .......................      700            14
 John Nuveen Co. - Cl. A .....................      900            38
 Raymond James Financial, Inc. ...............    1,900            43
 Southwest Securities Group, Inc. ............      500            18
 Tucker Anthony Sutro Corp. ..................    1,100            20
 Waddell & Reed Financial, Inc. - Cl. A ......    1,600            52
                                                              -------
                                                                  269
Business Services - 1.1%
 Comdisco, Inc. ..............................    1,500            33
 Forrester Research, Inc. * ..................      300            22
 Harris Corp. ................................      900            30
 Manpower, Inc. ..............................    1,000            32
 Robert Half International, Inc. .............    2,000            57
                                                              -------
                                                                  174
Chemicals - 1.3%
 Albemarle Corp. .............................    1,200            24
 Arch Chemicals, Inc. ........................      400             9
 ChemFirst, Inc. .............................    1,200            29
 Crompton Corp. ..............................    1,400            17
 Cytec Industries, Inc. * ....................      700            17
 H.B. Fuller Co. .............................      400            18
 IMC Global, Inc. ............................    1,200            16
 Lubrizol Corp. ..............................    1,600            34
 Millennium Chemicals, Inc. ..................    1,200            20
 Octel Corp. * ...............................    1,500            12
 Sigma-Aldrich Corp. .........................      900            26
                                                              -------
                                                                  222
Commercial Services - 4.0%
 ACNielson Corp. * ...........................    1,000            22
 ADVO, Inc. ..................................      800            34
 Brady Corp. - Cl. A .........................    1,100            36
 CSG Systems International, Inc. * ...........      400            22
 Diamond Technology Partners, Inc. ...........      400            35
 F.Y.I., Inc. * ..............................      700            24
 Fair Issac & Co., Inc. ......................      500            22
 Informix Corp. * ............................    3,250            24
 infoUSA, Inc. * .............................    1,000             6
 Lamar Advertising Co. * .....................      700            30
 Macrovision Corp. * .........................      400            26
 Paxar Corp. * ...............................    1,200            14
 Plexus Corp. * ..............................      200            23
 Power One, Inc. * ...........................      450            51
 Quanta Services, Inc. * .....................      650            36
 Standard Register Co. .......................    1,100            16
 StarTek, Inc. * .............................      200            10
 Steelcase, Inc. - Cl. A .....................    2,700            46
 Stericycle, Inc. * ..........................      600            14
 Sybase, Inc. * ..............................      800            18
 TeleTech Holdings, Inc. * ...................      600            19
 Thor Industries, Inc. .......................      500            10
 TMP Worldwide, Inc. * .......................      500            37

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO

                                                                    Market
         Name of Issuer                              Shares          Value
                                                                    (000's)

COMMON STOCK - CONTINUED

Commercial Services - Continued
 Valassis Communications, Inc. * ..............       750          $    29
 Ventiv Health, Inc. * ........................     1,100               12
 Veritas DGC, Inc. * ..........................       600               16
 Wackenhut Corp. - Cl. A ......................       600                8
 Waste Connections, Inc. * ....................       900               18
                                                                   -------
                                                                       658
Computer Equipment - 3.1%
 Adaptec, Inc. * ..............................       800               18
 Diebold, Inc. ................................     1,000               28
 Extreme Networks, Inc. * .....................       200               21
 InFocus Corp. * ..............................       900               29
 Intergraph Corp. .............................       100                1
 Mercury Computer Systems, Inc. * .............       500               16
 MTI Technology Corp. * .......................       500                4
 Network Appliance, Inc. * ....................     2,200              177
 Quantum Corp. - DLT & Storage * ..............     1,200               11
 SanDisk Corp. * ..............................       600               37
 Tech Data Corp. * ............................       500               22
 VeriSign, Inc. ...............................       815              144
                                                                   -------
                                                                       508
Computer Software and Services - 10.6%
 24/7 Media, Inc. .............................       200                3
 Actuate Software Corp. .......................       700               37
 Advanced Digital Information Corp. * .........     1,100               18
 Advent Software, Inc. * ......................       300               19
 Affiliated Computer Services, Inc. - Cl. A * .       800               26
 Allaire Corp. * ..............................       100                4
 Aspen Technologies, Inc. * ...................       300               12
 Autodesk, Inc. ...............................       700               24
 Avant! Corp. * ...............................     1,200               22
 AVT Corp. * ..................................       500                4
 AXENT Technologies, Inc. * ...................       400               10
 Barra, Inc. * ................................       600               30
 BEA Systems, Inc. ............................     2,500              124
 BroadVision, Inc. * ..........................     1,400               71
 Brocade Communications Systems, Inc. * .......       100               18
 Cabletron Systems, Inc. * ....................     1,600               40
 Cadence Design Systems, Inc. * ...............     1,700               35
 CheckFree Hol dings Corp. * ..................       300               15
 CNET Networks, Inc. ..........................       500               12
 Cognizant Technology Solutions Corp. .........       200                7
 Critical Path, Inc. * ........................       200               12
 Documentum, Inc. * ...........................       400               36
 DoubleClick, Inc. * ..........................       756               29
 DST Systems, Inc. * ..........................       500               38
 EarthLink, Inc. * ............................       561                9
 Echelon Corp. * ..............................       100                6
 Exodus Communications, Inc. * ................     3,000              138
 FileNet Corp. * ..............................       800               15
 Globix Corp. * ...............................       200                6
 go.com * .....................................       330                4
 Go2Net, Inc. * ...............................       200               10
 HNC Software, Inc. ...........................       500               31
 Hyperion Solutions Corp. .....................       500               16
 i2 Technologies, Inc. * ......................       820               86
 IGATE Capital Corp. ..........................       900               12
 InfoSpace.com, Inc. * ........................       900               50
 ISS Group, Inc. * ............................       200               20
 Macromedia, Inc. * ...........................       300               29
 Manugistics Group, Inc. * ....................       500               23
 MarchFirst, Inc. * ...........................     1,432               26
 Mercury Interactive Corp. * ..................       700               68
 Micromuse, Inc. * ............................       200               33
 MicroStrategy, Inc. * ........................       900               27
 Midway Games, Inc. * .........................     1,800               15
 Network Associates, Inc. .....................     1,100               22
 NVIDIA Corp. * ...............................       400               25
 Open Market, Inc. * ..........................       400                6
 Peregrine Systems, Inc. * ....................       800               28
 Pinnacle Systems, Inc. .......................       400                9
 Portal Software, Inc. * ......................       100                6
 Proxicom, Inc. * .............................       200               10
 PSINet, Inc. * ...............................       800               20
 Rare Medium Group, Inc. * ....................       400                6
 Rational Software Corp. * ....................       700               65
 Redback Networks, Inc. * .....................       100               18
 Remedy Corp. * ...............................       400               22
 Rhythms NetConnections, Inc. * ...............       400                5
 RSA Security, Inc. * .........................       400               28
 Safeguard Scientifics, Inc. * ................       800               26
 Sapient Corp. ................................       200               21
 SCM Microsystems, Inc. * .....................       200               12
 SoftNet Systems, Inc. ........................       100                1
 Spyglass, Inc. * .............................       200                6
 Symantec Corp. * .............................       600               32
 Synopsys, Inc. ...............................       500               17
 Unigraphics Solutions, Inc. * ................       300                6
 Verio, Inc. ..................................       500               28
 Verity, Inc. * ...............................       300               11
 VerticalNet, Inc. * ..........................       600               22
 Vignette Corp. * .............................       700               36
                                                                   -------
                                                                     1,758
Construction - 1.0%
 Butler Manufacturing Co. .....................     1,700               29
 Centex Construction Products, Inc. ...........       500               11
 Dycom Industries, Inc. .......................       400               18
 Lafarge Corp. ................................     1,000               21
 NVR, Inc. * ..................................       600               34
 Pitt - Des Moines, Inc. ......................       400                8
 USG Corp. * ..................................     1,300               40
                                                                   -------
                                                                       161
Consumer - Miscellaneous - 0.7%
 Briggs & Stratton Corp. ......................       800               27
 Herbalife International, Inc. - Cl. A ........     1,100               10

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                Market
         Name of Issuer                               Shares     Value
                                                                (000's)
COMMON STOCK - Continued

Consumer - Miscellaneous - Continued
 Learning Tree International, Inc. * .............        500  $    31
 Nu Skin Enterprises, Inc. - Cl. A * .............      2,300       13
 SCP Pool Corp. * ................................        600       14
 Toro Co. ........................................        500       16
                                                               -------
                                                                   111
Containers - 0.5%
 Bemis Co., Inc. .................................      1,300       44
 Sonoco Products Co. .............................      1,700       35
                                                               -------
                                                                    79
Cosmetics and Personal Care Products - 0.3%
 Alberto-Culver Co. - Cl. B ......................      1,700       52

Diversified Operations - 1.3%
 A.O. Smith Corp. ................................      1,400       29
 Chemed Corp. ....................................        700       20
 Coherent, Inc. * ................................        300       25
 ITT Industries, Inc. ............................      1,500       45
 Lancaster Colony Corp. ..........................      1,100       21
 Pall Corp. ......................................      1,500       28
 Reynolds & Reynolds Co. - Cl. A .................      1,200       22
 Trinity Industries, Inc. ........................      1,400       26
                                                               -------
                                                                   216
Electric Power - 3.0%
 Calpine Corp. * .................................      1,600      105
 CMP Group, Inc. .................................      1,000       29
 El Paso Electric Company ........................      2,600       29
 Energy East Corp. ...............................      3,100       59
 LG&E Energy Corp. ...............................        700       17
 Ni Source, Inc. .................................      1,200       22
 Pinnacle West Capital Corp. .....................      1,400       47
 Public Service Co. of New Mexico ................      1,000       15
 Puget Sound Energy, Inc. ........................      1,400       30
 RGS Energy Group, Inc. ..........................      2,900       65
 UtiliCorp United, Inc. ..........................      1,100       22
 Western Resources, Inc. .........................      1,900       30
 Wisconsin Energy Corp. ..........................      1,200       24
                                                               -------
                                                                   494
Electrical Equipment - 1.1%
 American Power Conversion .......................      1,300       54
 Anixter International, Inc. .....................      1,100       29
 Integrated Device Technology, Inc. * ............        800       48
 Littelfuse, Inc. * ..............................        600       29
 The Genlyte Corp. * .............................        900       19
                                                               -------
                                                                   179
Electronic Products and Services - 12.4%
 Advanced Micro Devices, Inc. * ..................      1,400      108
 Alliance Semiconductor Corp. * ..................        800       20
 Alliant Energy Corp. ............................      1,700       44
 Amkor Technology, Inc. * ........................        800       28
 Amphenol Corp. - Cl. A * ........................        600       40
 Anadigics, Inc. * ...............................        450       15
 Applied Micro Circuits Corp. * ..................        900       89
 Arrow Electronics, Inc. * .......................      1,300       40
 Asyst Technologies, Inc. * ......................        400       14
 Atmel Corp. * ...................................      2,200       81
 AVX Corp. .......................................      1,000       23
 Ball Corp. ......................................        900       29
 Brooks Automation, Inc. * .......................        300       19
 C-COR.net Corp. * ...............................        400       11
 Cognex Corp. * ..................................        500       26
 Compucom Systems, Inc. * ........................        500        1
 Conexant Systems, Inc. * ........................      1,300       63
 Credence Systems Corp. * ........................        500       28
 Cree, Inc. * ....................................        300       40
 Cypress Semiconductor Corp. * ...................      1,100       46
 Cytyc Corp. * ...................................        500       27
 Dallas Semiconductor Corp. ......................        800       33
 Electronics for Imaging, Inc. * .................        500       13
 Emulex Corp. * ..................................        400       26
 Entrust Technologies, Inc. ......................        200       16
 General Semiconductor, Inc. .....................        400        6
 Kemet Corp. * ...................................      1,400       35
 Kopin Corp. .....................................        300       21
 Lam Research Corp. * ............................      1,400       52
 Lattice Semiconductor Corp. * ...................        400       28
 LTX Corp. * .....................................        800       28
 MedQuist, Inc. * ................................        500       17
 Microchip Technology, Inc * .....................        650       38
 Moog, Inc. - Cl. A * ............................        900       24
 MRV Communications, Inc. * ......................        600       40
 National Semiconductor Corp. * ..................      1,400       79
 Novellus Systems, Inc. * ........................      1,100       62
 PerkinElmer, Inc. ...............................        500       33
 PMC-Sierra, Inc. * ..............................      1,100      195
 QLogic Corp. * ..................................        500       33
 Sawtek, Inc. * ..................................        400       23
 SCI Systems, Inc. * .............................      1,200       47
 SDL, Inc. * .....................................        500      143
 Sensormatic Electronics Corp. * .................      1,200       19
 Silicon Valley Group, Inc. * ....................        700       18
 Tektronix, Inc. .................................        700       52
 TranSwitch Corp. * ..............................        500       39
 Trimble Navigation, Ltd. * ......................        200       10
 Vicor Corp. * ...................................        600       21
 Vishay Intertechnology, Inc. * ..................      1,162       44
 Waters Corp. * ..................................        500       62
                                                               -------
                                                                 2,049
Energy - Alternative Source - 0.7%
 Dynegy, Inc. - Cl.A .............................      1,600      109

Engineering and Construction - 0.2%
 Fluor Corp. .....................................      1,300       41

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
         Name of Issuer                                 Shares    Value
                                                                 (000's)
COMMON STOCK - Continued

Financial Services - 0.6%
 Advanta Corp. - Cl. A ..............................     800   $    10
 AmeriCredit Corp. * ................................   1,300        22
 GreenPoint Financial Corp. .........................   1,300        25
 National Discount Brokers * ........................     600        19
 Rollins Truck Leasing Corp. ........................   1,600        11
 S1 Corp. * .........................................     400         9
                                                                -------
                                                                     96
Food, Beverage and Tobacco - 1.8%
 Canandaigua Brands, Inc. - Cl. A  * ................     600        30
 Corn Products International, Inc. ..................   1,100        29
 Fleming Cos., Inc. .................................   1,300        17
 IBP, Inc. ..........................................   2,400        37
 J.M. Smucker Co. ...................................   1,300        25
 NBTY, Inc. * .......................................   1,500        10
 Pepsi Bottling Group, Inc. .........................   2,200        64
 Pilgrims Pride Corp. - Cl. B .......................   1,400        10
 Robert Mondavi Corp.  - Cl. A * ....................     700        22
 Suiza Foods Corp. * ................................     500        25
 SUPERVALU, Inc. ....................................   1,800        34
                                                                -------
                                                                    303
Health Care Products - 7.9%
 Abgenix, Inc. * ....................................     200        24
 Affymetrix, Inc. * .................................     200        33
 Alkermes, Inc. * ...................................     400        19
 Alpharma, Inc. - Cl. A .............................     900        56
 ALZA Corp. * .......................................     800        47
 Andrx Corp. * ......................................     400        26
 Beckman Coulter, Inc. ..............................     500        29
 Bergen Brunswig Corp. - Cl. A ......................   3,000        16
 Block Drug Co. - Cl. A .............................   1,036        44
 C.R. Bard, Inc. ....................................     600        29
 Celera Genomics * ..................................     500        47
 Celgene Corp. * ....................................     600        35
 Cephalon, Inc. * ...................................     300        18
 Chiron Corp. * .....................................   1,000        47
 Cooper Cos, Inc. ...................................     600        22
 Genzyme Corp. (General Division) * .................     600        36
 Gilead Sciences, Inc. * ............................     300        21
 Haemonetics Corp. * ................................     900        19
 Human Genome Sciences, Inc. * ......................     400        53
 ICN Pharmaceuticals, Inc. ..........................     700        19
 Incyte Pharmacuticals, Inc. * ......................     300        25
 IVAX Corp. .........................................   1,900        79
 Jones Pharma, Inc. .................................     800        32
 King Pharmaceuticals, Inc. * .......................     450        20
 Mallinckrodt, Inc. .................................   1,800        78
 MedImmune, Inc. * ..................................   1,500       111
 Millennium Pharmaceuticals, Inc. * .................     600        67
 MiniMed, Inc. * ....................................     200        24
 Mylan Laboratories, Inc. ...........................   1,300        24
 Priority Healthcare Corp. - Cl. B * ................     300        22
 Protein Design Labs, Inc. * ........................     200        33
 Respironics, Inc. * ................................   1,000        18
 Sepracor, Inc. * ...................................     500        60
 Vertex Pharmaceuticals, Inc. * .....................     300        32
 Watson Pharmaceuticals, Inc. * .....................     800        43
                                                                -------
                                                                  1,308
Health Care Services - 2.2%
 AmeriPath, Inc. * ..................................     700         6
 Apria Healthcare Group, Inc. * .....................   1,300        16
 Beverly Enterprises, Inc. * ........................   1,800         5
 Bindley Western Industries, Inc. ...................   1,221        32
 Foundation Health Systems, Inc.  - Cl. A * .........     800        10
 Gentiva Health Services, Inc. ......................       1
 Health Management Associates, Inc. - Cl. A * .......   2,200        29
 Idec Pharmaceuticals Corp. .........................     400        47
 Pediatrix Medium Group, Inc. * .....................   1,500        17
 Quest Diagnostics, Inc. * ..........................   1,000        72
 St. Jude Medical, Inc. * ...........................     700        32
 Triad Hospitals, Inc. * ............................     700        17
 Trigon Healthcare, Inc. * ..........................     600        31
 Universal Health Services, Inc. - Cl. B * ..........     700        46
                                                                -------
                                                                    360
Household Appliances / Furnishings - 0.9%
 Aaron Rents, Inc. ..................................   1,000        13
 CompX International, Inc. * ........................   1,000        20
 Furniture Brands International, Inc. * .............   1,000        15
 HomeBase, Inc. .....................................   1,400         2
 La-Z-Boy, Inc. .....................................   1,600        22
 Rent-Way, Inc. * ...................................   1,000        29
 Salton, Inc. * .....................................     500        19
 Springs Industries, Inc. - Cl. A ...................   1,000        32
                                                                -------
                                                                    152
Housing - 0.7%
 American Standard Cos., Inc. .......................   1,000        41
 D.R. Horton, Inc. ..................................   1,300        17
 Kaufman & Broad Home Corp. .........................   1,200        24
 Monaco Coach Corp. * ...............................     800        11
 National R.V. Holdings, Inc. * .....................     800         8
 Winnebago, Industries, Inc. ........................   1,200        16
                                                                -------
                                                                    117
Insurance - 2.3%
 Allmerica Financial Corp. ..........................     600        31
 Delphi Financial Group, Inc. - Cl. A * .............     420        14
 Fidelity National Financial, Inc. ..................   1,310        24
 First American Financial Corp. .....................     800        12
 LandAmerica Financial Group, Inc. ..................   1,200        28
 National Western Life Insurance Co. ................     500        36
 Presidential Life Corp. ............................   1,300        18
 Radian Group, Inc. .................................   1,100        57
 The Midland Co. ....................................     900        22
 The MONY Group, Inc. ...............................   1,800        61

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                               Market
         Name of Issuer                               Shares    Value
                                                               (000's)
COMMON STOCK - Continued

Insurance - Continued
 The PMI Group, Inc. .............................    1,100   $     52
 Triad Guaranty, Inc. * ..........................      800         18
                                                              --------
                                                                   373
Leisure and Recreation - 1.8%
 Arctic Cat, Inc. ................................    2,000         24
 Argosy Gaming Co. * .............................    1,300         19
 Aztar Corp. * ...................................    2,000         31
 Brunswick Corp. .................................    1,400         23
 Dover Downs Entertainment * .....................    1,300         18
 Electronic Arts, Inc. * .........................      300         22
 Harrah's Entertainment, Inc. * ..................    1,300         27
 Papa John's International, Inc. * ...............      700         17
 Park Place Entertainment Corp. * ................    2,700         33
 Premier Parks, Inc. * ...........................      700         16
 SFX Entertainment, Inc. * .......................      400         18
 Station Casinos, Inc. * .........................    1,000         25
 Ticketmaster Online-CitySearch, Inc. - Cl. B * ..      300          5
 Trendwest Resorts, Inc. * .......................      800         13
                                                              --------
                                                                   291
Machinery - 1.6%
 Advanced Energy Industries, Inc. * ..............      400         24
 Applied Industrial Technologies, Inc. ...........    1,800         29
 Applied Power, Inc. .............................      900         30
 FMC Corp. * .....................................      500         29
 Kennametal, Inc. ................................      700         15
 Kulicke and Soffa Industries * ..................      400         24
 Stewart & Stevenson Services, Inc. ..............    2,200         33
 Tecumseh Products Co. - Cl. A ...................      800         31
 Thermo Electron Corp. * .........................    1,300         27
 Zebra Technologies Corp. - Cl. A * ..............      400         18
                                                              --------
                                                                   260
Media - Publishing - 0.7%
 McClatchy Newspapers, Inc. - Cl. A ..............    1,400         46
 Pulitzer, Inc. ..................................      900         38
 Scholastic Corp. * ..............................      500         31
 Ziff-Davis, Inc. - ZD * .........................      800          7
                                                              --------
                                                                   122
Media - TV / Radio - 1.9%
 A.H. Belo Corp. .................................    1,700         29
 BHC Communications, Inc. - Cl. A * ..............      500         76
 Chris-Craft Industries , Inc. ...................      700         46
 Emmis Communications Corp. ......................    1,100         46
 Entercom Communications Corp. * .................      800         39
 Hispanic Broadcasting Corp. * ...................      800         27
 NBC Internet, Inc. - Cl. A * ....................      300          4
 Primedia, Inc. ..................................      800         18
 Westwood One, Inc. * ............................      800         27
                                                              --------
                                                                   312
Metal Product and Fabrication - 0.5%
 Commercial Metals Co. ...........................    1,200         33
 Timken Co. ......................................    1,300         24
 Worthington Industries, Inc. ....................    1,700         18
                                                              --------
                                                                    75
Metals and Mining - 0.3%
 Precision Castparts Corp. .......................    1,200         54

Natural Gas Distribution - 0.9%
 National Fuel Gas Co. ...........................    1,700         83
 Peoples Energy Corp. ............................      800         26
 UGI Corp. .......................................    1,600         33
                                                              --------
                                                                   142
Oil - Equipment and Services - 1.2%
 BJ Services Co. * ...............................    1,100         69
 Hanover Compressor Co. * ........................      800         30
 Smith International, Inc. .......................      400         29
 Tidewater, Inc. .................................    1,000         36
 Weatherford International, Inc. * ...............      800         32
                                                              --------
                                                                   196
Oil and Natural Gas Exploration and Production - 4.3%
 Devon Energy Corp. * ............................      700         39
 ENSCO International, Inc. * .....................    1,000         36
 Global Marine, Inc. * ...........................    1,000         28
 Helmerich & Payne, Inc. .........................    1,800         67
 Kinder Morgan, Inc. .............................    1,100         38
 Mitchell Energy & Development Corp. - Cl. A .....      700         23
 Murphy Oil Corp. ................................      700         42
 Nabors Industries, Inc. * .......................      900         38
 Noble Affiliates, Inc. ..........................    1,000         37
 Noble Drilling Corp. * ..........................    1,100         45
 Ocean Energy, Inc. * ............................    1,800         26
 Patterson Energy, Inc. * ........................      700         20
 Pride International, Inc. * .....................      700         17
 R&B Falcon Corp. ................................    1,300         31
 RadiSys Corp. ...................................      200         11
 Rowan Cos., Inc. * ..............................    1,100         34
 Tom Brown, Inc. .................................    1,100         25
 Ultramar Diamond Shamrock Corp. .................    3,100         77
 Union Pacific Resources Group, Inc. .............    2,100         46
 Vintage Petroleum, Inc. .........................      900         20
 Western Gas Resources, Inc. .....................      800         17
                                                              --------
                                                                   717
Paper and Forest Products - 0.8%
 Boise Cascade Corp. .............................    1,100         29
 Rayonier, Inc. ..................................      500         18
 Temple-Inland, Inc. .............................      600         25
 United Stationers, Inc. * .......................      900         29
 Westvaco Corp. ..................................    1,400         35
                                                              --------
                                                                   136
Personal and Commercial Lending - 0.2%
 Metris Cos., Inc. ...............................    1,077         27

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                  Market
         Name of Issuer                                 Shares     Value
                                                                  (000's)
COMMON STOCK - Continued

Personal and Commercial Lending - Continued
 SierraCities.com, Inc. * ..........................      600    $      2
                                                                 --------
                                                                       29
Precious Metals/Gems/Stones - 0.6%
 Freeport-McMoRan Copper & Gold, Inc. - Cl. B ......    2,400          22
 Homestake Mining Co. ..............................    3,900          27
 Newmont Mining Corp. ..............................    1,700          37
 Stillwater Mining Co. * ...........................      300           8
                                                                 --------
                                                                       94
Real Estate Development - 0.2%
 Ryland Group, Inc. ................................      800          18
 Standard Pacific Corp. ............................    1,400          14
                                                                 --------
                                                                       32
Real Estate Investment Trust - 4.5%
 AMLI Residential Properties Trust .................    1,000          23
 Arden Realty Group, Inc. ..........................    2,300          54
 Avalonbay Communities, Inc. .......................    1,300          54
 Boston Properties, Inc. ...........................    1,700          66
 Duke Realty Investments, Inc. .....................    2,400          54
 First Industrial LP * .............................      800          24
 General Growth Properties .........................    1,700          54
 Highwoods Properties, Inc. ........................    2,400          58
 International Rectifier Corp. * ...................      800          45
 Kimco Realty Corp. ................................    1,100          45
 Liberty Property Trust ............................    2,400          62
 Mack-Cali Realty Corp. ............................    2,100          54
 Public Storage, Inc. ..............................    1,800          42
 Spieker Properties, Inc. ..........................    1,400          64
 Vornado Realty Trust ..............................    1,500          52
                                                                 --------
                                                                      751
Real Estate Operations - 0.2%
 M.D.C. Holdings, Inc. .............................    1,800          34

Retail - Department Stores - 2.5%
 Barnes & Noble, Inc. * ............................    1,100          24
 BarnesandNoble.com, Inc. * ........................      100           1
 Cato Corp. - Cl. A ................................    1,300          15
 Copper Mountain Networks, Inc. * ..................      100           9
 Dollar Thrifty Automotive Group, Inc. * ...........    1,300          24
 Handleman Co. .....................................    1,700          21
 Haverty Furniture Co., Inc. .......................    1,500          13
 InterTAN, Inc. * ..................................    1,250          15
 JLK Direct Distribution, Inc. - Cl. A * ...........    2,500          13
 Michaels Stores, Inc. * ...........................      800          37
 MSC Industrial Direct Co., Inc. - Cl. A ...........      700          15
 Neiman Marcus Group, Inc. - Cl. A .................      900          27
 Pacific Sunwear of California, Inc. * .............      800          15
 Petco Animal Supplies, Inc. * .....................    1,000          20
 Pier 1 Imports, Inc. ..............................    1,700          17
 Ross Stores, Inc. .................................      800          14
 Shopko Stores, Inc. ...............................      800          12
 Spiegel, Inc. - Cl. A .............................    1,700          14
 Tiffany & Co. .....................................      700          47
 Tweeter Home Entertainment Group, Inc. ............      400          12
 USinternetworking, Inc. * .........................      250           5
 Value City Department Stores, Inc. * ..............    1,500          14
 Zale Corp. * ......................................      700          25
                                                                 --------
                                                                      409
Retail - Food - 0.8%
 Brinker International, Inc. * .....................    1,200          35
 Charming Shoppes, Inc. * ..........................    1,200           6
 Darden Restaurants, Inc. ..........................    1,500          24
 Landry's Seafood Restaurants, Inc. * ..............    1,000           9
 RARE Hospitality International, Inc. * ............      900          25
 Ryan's Family Steak Houses, Inc. * ................    1,200          10
 The Great Atlantic & Pacific Tea Co., Inc. ........    1,000          17
                                                                 --------
                                                                      126
Shoe and Apparel Manufacturing - 0.3%
 Liz Claiborne, Inc. ...............................      600          21
 Timberland Co. - Cl. A * ..........................      300          21
                                                                 --------
                                                                       42
Steel - 0.1%
 USX-U.S. Steel Group, Inc. ........................    1,000          19

Telecommunication Equipment - 5.2%
 ADC Telecommunications, Inc. * ....................      258          22
 ADTRAN, Inc. * ....................................      300          18
 Advanced Fibre Communications, Inc. * .............      800          36
 American Tower Corp. - Cl. A ......................    1,000          42
 Andrew Corp. * ....................................      700          23
 Cable Design Technologies Corp. ...................      700          23
 CIENA Corp. * .....................................    1,100         183
 Covad Communications Group, Inc. * ................    1,000          16
 Crown Castle International Corp. ..................    1,000          36
 Digital Microwave Corp. ...........................      500          19
 E-Tek Dynamics, Inc. * ............................      300          79
 Harmonic, Inc. * ..................................      417          10
 InterDigital Communications Corp. * ...............      300           5
 Polycom, Inc. * ...................................      200          19
 Powertel, Inc. ....................................      500          35
 Powerwave Technologies, Inc. * ....................      400          18
 Proxim, Inc. * ....................................      200          20
 RF Micro Devices, Inc. * ..........................      400          35
 Scientific-Atlanta, Inc. ..........................    1,400         104
 Symbol Technologies, Inc. .........................      975          53
 Terayon Communication Systems, Inc. * .............      400          26
 TriQuint Semiconductor, Inc. * ....................      300          29
 Tut Systems, Inc. .................................      100           6
 World Access, Inc. * ..............................      600           7
                                                                 --------
                                                                      864
Telecommunication Services - 3.3%
 Allegiance Telecom, Inc. * ........................    1,100          70

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP CORE PORTFOLIO
                                                                 Market
         Name of Issuer                                 Shares    Value
                                                                 (000's)
COMMON STOCK - Continued

Telecommunication Services - Continued
 Aspect Communications Corp. * .......................    600   $    24
 Broadwing, Inc. .....................................  2,000        52
 Centennial Cellular Corp. - A Shares * ..............  1,000        14
 Citizens Communications Co. .........................  4,400        76
 COMSAT Corp. ........................................  1,100        27
 Cost Plus, Inc. * ...................................    600        17
 Greif Bros. Corp. - Cl. A ...........................    900        28
 IDT Corp. * .........................................    200         7
 Leap Wireless International, Inc. * .................    500        23
 MasTec, Inc. * ......................................    450        17
 McLeodUSA, Inc. - Cl. A * ...........................  3,400        70
 Metricom, Inc. * ....................................    200         6
 RCN Corp. * .........................................    300         8
 TALK.com, Inc. * ....................................    400         2
 Time Warner Telecom, Inc. - Cl. A * .................    300        19
 Travelocity.com * ...................................    200         3
 US LEC Corp. - Cl. A * ..............................    400         7
 VoiceStream Wireless Corp. * ........................    334        39
 West TeleServices Corp. * ...........................    800        20
 Winstar Communications, Inc. * ......................    700        24
                                                                -------
                                                                    553
Telephone - 0.7%
 NEXTLINK Communications, Inc. * .....................    515        20
 Telephone and Data Systems, Inc. ....................  1,000       100
                                                                -------
                                                                    120
Transportation Services - 1.3%
 America West Hol dings Corp. - Cl. B * ..............  1,400        24
 American Freightways Corp. * ........................  1,700        25
 CNF Transportation, Inc. ............................    900        20
 Covenant Transport, Inc. - Cl. A ....................  1,100         9
 Roadway Express, Inc. ...............................  1,200        28
 Ryder System, Inc. ..................................  1,000        19
 UAL Corp. ...........................................    900        52
 USFreightways Corp. .................................  1,000        25
 Yellow Corp. * ......................................  1,300        19
                                                                -------
                                                                    221
                                                                -------
                                   TOTAL COMMON STOCK-   99.1%   16,377
                  Receivables, less Cash and payables-    0.9%      145
                                                       ------   -------
                                           NET ASSETS-  100.0%   16,522
                                                       ======   =======

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO


                                                                       Market
             Name of Issuer                     Shares                  Value
                                                                       (000's)
COMMON STOCK

Brokerage and Investment Management - 1.0%
 Franklin Resources, Inc. ...................    3,400                $   103

Business Services - 2.2%
 H & R Block, Inc. ..........................    6,000                    194
 Manpower, Inc. .............................    1,100                     35
                                                                      -------
                                                                          229

Chemicals - 6.1%
 Agrium, Inc. ...............................    4,000                     35
 Crompton Corp. .............................    3,300                     41
 Eastman Chemical Co. .......................    3,400                    162
 Geon Co. ...................................    6,400                    118
 IMC Global, Inc. ...........................   14,300                    186
 Solutia, Inc. ..............................    3,000                     41
 Wellman, Inc. ..............................    2,700                     44
                                                                      -------
                                                                          627
Commercial Services - 2.5%
 Informix Corp. * ...........................   30,550                    227
 Quintiles Transnational Corp. *  ...........    2,300                     33
                                                                      -------
                                                                          260
Computer Equipment - 9.6%
 3Com Corp. * ...............................    2,800                    161
 Adaptec, Inc. *  ...........................    9,000                    205
 Maxtor Corp. * .............................   15,300                    162
 Quantum Corp. - DLT & Storage * ............   18,700                    181
 Quantum Corp. - Hard Disk Drive * ..........    7,700                     85
 Tech Data Corp. * ..........................    4,300                    187
                                                                      -------
                                                                          981
Computer Software and Services - 11.7%
 Cabletron Systems, Inc. * ..................    7,300                    184
 Computer Associates International, Inc. ....      597                     31
 J.D. Edwards & Co. * .......................    8,000                    120
 Keane, Inc. * ..............................    8,200                    177
 MarchFirst, Inc. * .........................    4,800                     88
 NCR Corp. * ................................    5,100                    199
 Parametric Technology Corp. * ..............   24,600                    271
 Unisys Corp. * .............................    8,800                    128
                                                                      -------
                                                                        1,198
Consumer - Miscellaneous - 2.6%
 Black & Decker Corp. .......................    2,500                     98
 Ingram Micro, Inc. - Cl. A * ...............    9,500                    166
                                                                      -------
                                                                          264
Electrical Equipment - 0.2%
 UCAR International, Inc. * .................    1,600                     21

Electronic Products and Services - 6.8%
 Actel Corp. * ..............................      500                     23
 Arrow Electronics, Inc. * ..................    5,100                    158
 Artesyn Technologies, Inc. .................    1,600                     44
 Avnet, Inc. ................................    3,900                    231
 Electronics for Imaging, Inc. * ............    5,000                    127
 General Semiconductor, Inc. ................    4,200                     62
 Polaroid Corp. .............................    2,800                     51
                                                                      -------
                                                                          696
Engineering and Construction - 2.0%
 Fluor Corp. ................................    6,500                    206

Financial Services - 3.2%
 Heller Financial, Inc. .....................    6,600                    135
 Knight Trading Group, Inc. * ...............    6,400                    191
                                                                      -------
                                                                          326
Food, Beverage and Tobacco - 0.6%
 Dean Foods Co. .............................      900                     29
 Tyson Foods, Inc. - Cl. A ..................    3,200                     28
                                                                      -------
                                                                           57
Health Care Products - 1.2%
 Mylan Laboratories, Inc. ...................    6,800                    124

Health Care Services - 2.8%
 HEALTHSOUTH Corp. * ........................    8,000                     58
 McKesson HBOC, Inc. ........................   11,100                    232
                                                                      -------
                                                                          290
Insurance - 7.0%
 Ace, Ltd. * ................................    6,500                    182
 Everest Re Group, Ltd. .....................    5,800                    191
 Nationwide Financial Services - Cl. A ......    5,000                    164
 XL Capital, Ltd. - Cl. A ...................    3,400                    184
                                                                      -------
                                                                          721
Machinery - 3.4%
 Applied Power, Inc. ........................    1,700                     57
 Deere & Co. ................................    2,100                     78
 Flowserve Corp. ............................    1,500                     23
 Thermo Electron Corp. * ....................    8,800                    185
                                                                      -------
                                                                          343
Media - Publishing - 0.6%
 Ziff-Davis, Inc. - ZD * ....................    6,400                     58

Media - TV / Radio - 0.9%
 Emmis Communications Corp. .................    2,300                     95

Metals and Mining - 0.6%
 Phelps Dodge Corp. .........................    1,500                     56

Oil - 0.6%
 Varco International, Inc. * ................    2,600                     60

Oil - Equipment and Services - 5.3%
 Anadarko Petroleum Corp. ...................    1,300                     64
 Baker Hughes, Inc. .........................    4,400                    141
 Petroleum Geo-Services ASA * ...............    5,600                     95
 Tidewater, Inc. ............................    6,600                    238
                                                                      -------
                                                                          538

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO
                                                                   Market
             Name of Issuer                Shares                   Value
                                                                   (000's)
COMMON STOCK - CONTINUED

Oil and Natural Gas Exploration and Production - 7.2%
 Burlington Resources, Inc. ...........     4,100                 $  157
 EOG Resources, Inc. ..................     2,000                     67
 Noble Affiliates, Inc. ...............     4,900                    183
 Ocean Energy, Inc. * .................     4,300                     61
 Santa Fe Snyder Corp. *  .............    12,700                    144
 Union Pacific Resources Group, Inc. ..     5,600                    123
                                                                  ------
                                                                     735
Paper and Forest Products - 4.1%
 Abitibi-Consolidated, Inc. ...........    12,700                    119
 Fort James Corp. .....................     6,100                    141
 Georgia-Pacific Corp. ................     1,700                     45
 Jefferson Smurfit Group plc - ADR ....     6,600                    116
                                                                  ------
                                                                     421
Pollution Control - 0.9%
 Waste Management, Inc. ...............     4,700                     89

Retail - Department Stores - 6.6%
 Abercrombie & Fitch Co. * ............     8,200                    100
 AnnTaylor Stores Corp. * .............     1,000                     33
 Burlington Coat Factory Warehouse
  Corp. ...............................     1,800                     19
 Consolidated Stores Corp. * ..........     8,500                    102
 Federated Department Stores, Inc. * ..     2,900                     98
 OfficeMax, Inc. ......................     7,700                     39
 Shopko Stores, Inc. ..................     2,300                     35
 Toys "R" Us, Inc. * ..................     5,000                     73
 Venator Group, Inc. ..................    16,900                    173
                                                                  ------
                                                                     672
Retail - Food - 1.5%
 Tricon Global Restaurants, Inc. * ....     5,600                    158
Shoe and Apparel Manufacturing - 3.5%
 Jones Apparel Group, Inc. * ..........     8,200                    193
 Liz Claiborne, Inc. ..................     2,000                     70
 Nike, Inc. - Cl. B ...................     2,500                    100
                                                                  ------
                                                                     363
Steel - 0.4%
 AK Steel Holding Corp. ...............     5,301                     42

Telecommunication Equipment - 0.5%
 Allen Telecom, Inc. ..................     2,900                     51

Transportation Services - 2.2%
 Kansas City Southern Industries,
  Inc. ................................     2,100                    186
 Yellow Corp. * .......................     2,700                     40
                                                                  ------
                                                                     226
                                                                  ------
                    TOTAL COMMON STOCK-      97.8%                10,010

                                            Par                   Market
             Name of Issuer                Value                   Value
                                          (000's)                 (000's)
SHORT-TERM INVESTMENTS - 4.4%
 Investment in joint trading account
  (Note B)
 6.853% due 07/03/00 ..................   $   454                $   454
                                          -------                -------
                      TOTAL INVESTMENTS-    102.2%                10,464
    Payables, less cash and receivables-     (2.2)%                 (225)
                                          -------                -------
                             NET ASSETS-    100.0%                10,239
                                          =======                =======

* Non-income producing security.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
REAL ESTATE EQUITY PORTFOLIO

                                                                  Market
              Name of Issuer                     Shares            Value
                                                                  (000's)
COMMON STOCK

Real Estate Development - 3.1%
 Catellus Development Corp. * ...............    300,000        $  4,500

Real Estate Investment Trust - 92.5%
 AMB Property Corp. .........................    120,000           2,737
 Archstone Communities Trust ................    188,800           3,977
 Avalonbay Communities, Inc. ................    146,246           6,106
 Boston Properties, Inc. ....................    121,000           4,674
 Brandywine Realty Trust ....................    115,400           2,207
 BRE Properties, Inc. .......................     87,000           2,512
 Camden Property Trust ......................     58,772           1,726
 Camden Property Trust ......................     67,500           1,983
 CarrAmerica Realty Corp. ...................    130,000           3,445
 CBL & Associates Properties, Inc. ..........    118,400           2,953
 Centerpoint Properties Corp. ...............     38,900           1,585
 Charles E. Smith Residential Realty, Inc. ..     61,600           2,341
 Chateau Communities, Inc. ..................    123,000           3,475
 Cousins Properties, Inc. ...................    103,000           3,965
 Developers Diversified Realty Corp. ........    215,000           3,212
 Duke Realty Investments, Inc. ..............    215,078           4,812
 Equity Office Properties Trust .............    305,694           8,426
 Equity Residential Properties Trust ........    139,500           6,417
 FelCor Lodging Trust, Inc. .................     80,400           1,487
 Franchise Finance Corp. of America .........     55,000           1,265
 Highwoods Properties, Inc. .................    100,000           2,400
 Home Properties of New York, Inc. ..........     50,400           1,512
 JP Realty, Inc. ............................    115,000           2,048
 Kilroy Realty Corp. ........................    103,700           2,690
 Kimco Realty Corp. .........................    100,000           4,100
 Liberty Property Trust .....................    175,000           4,539
 Mack-Cali Realty Corp. .....................    125,000           3,211
 MeriStar Hospitality Corp. .................    186,100           3,908
 Pacific Gulf Properties, Inc. ..............     64,600           1,619
 Post Properties, Inc. ......................    114,700           5,047
 Prentiss Properties Trust ..................    158,300           3,799
 Prologis Trust .............................    204,060           4,349
 Public Storage, Inc. .......................    135,000           3,164
 Reckson Associates Realty Corp. ............     58,600           1,392
 Regency Realty Corp. .......................    100,900           2,396
 Simon Property Group, Inc. .................    220,400           4,890
 Spieker Properties, Inc. ...................    127,100           5,847
 Storage USA, Inc. ..........................     91,000           2,685
 Vornado Realty Trust .......................    110,000           3,822
                                                                --------
                                                                 132,723
Real Estate Operations - 1.9%
 Rouse Co. ..................................    110,800           2,742
                                                                --------
                       TOTAL COMMON STOCK-          97.5%        139,965

                                                   Par            Market
              Name of Issuer                      Value           Value
                                                 (000's)         (000's)

SHORT-TERM INVESTMENTS - 2.3%

 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 ...................      $   3,369        $  3,369
                                               ---------        --------
                        TOTAL INVESTMENTS-         100.0%        143,591
      Payables, less cash and receivables-           0.0%            (19)
                                               ---------        --------
                               NET ASSETS-         100.0%        143,572
                                               =========        ========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                         Market
       Name of Issuer                                  Shares             Value
                                                                         (000's)
COMMON STOCK

Aerospace and Defense - 1.8%
 General Dynamics Corp. ............................   510,600          $ 26,679
 Honeywell International, Inc. .....................   482,800            16,264
 United Technologies Corp. .........................   491,100            28,914
                                                                        --------
                                                                          71,857
Auto and Truck Parts - 0.5%
 General Motors Corp. - Cl. H ......................   103,900             9,117
 Lear Corp. * ......................................   467,700             9,354
 Visteon Corp. * ...................................    92,491             1,122
                                                                        --------
                                                                          19,593
Automobile - 0.8%
 Ford Motor Co. ....................................   706,400            30,375

Banks - 2.5%
 AmSouth Bancorporation ............................   396,000             6,237
 Comerica, Inc. ....................................   213,700             9,590
 FleetBoston Financial Corp. ....................... 1,523,500            51,799
 J.P. Morgan & Co., Inc. ...........................   215,900            23,776
 Suntrust Banks, Inc. ..............................   185,000             8,452
                                                                        --------
                                                                          99,854
Business Services - 0.4%
 Automatic Data Processing, Inc. ...................   271,100            14,521

Chemicals - 1.7%
 Air Products & Chemicals, Inc. ....................   463,100            14,269
 Dow Chemical Co. .................................. 1,590,900            48,025
 E.I. du Pont de Nemours & Co. .....................   128,700             5,631
                                                                        --------
                                                                          67,925
Commercial Services - 1.2%
 Interpublic Group Cos., Inc. ......................   539,500            23,198
 Omnicom Group, Inc. ...............................   278,700            24,822
                                                                        --------
                                                                          48,020
Computer Equipment - 9.0%
 Compaq Computer Corp. .............................   613,300            15,677
 Comverse Technology, Inc. * .......................   136,500            12,695
 Dell Computer Corp. * .............................   883,800            43,582
 Hewlett-Packard Co. ...............................   362,900            45,317
 Intel Corp. ....................................... 1,091,100           145,866
 International Business Machines Corp. .............   617,100            67,611
 Network Appliance, Inc. * .........................    91,300             7,350
 VERITAS Software Corp. * ..........................   159,100            17,981
                                                                        --------
                                                                         356,079
Computer Software and Services - 10.9%
 America Online, Inc. * ............................   691,700            36,487
 Electronic Data Systems Corp. .....................   220,800             9,108
 EMC Corp. * .......................................   512,600            39,438
 First Data Corp. ..................................   971,200            48,196
 Intuit, Inc. * ....................................   213,300             8,825
 Microsoft Corp. ................................... 1,677,500           134,200
 Oracle Corp. * .................................... 1,026,400            86,282
 Sun Microsystems, Inc. * ..........................   440,500            40,058
 Yahoo!, Inc. * ....................................   204,000            25,271
                                                                        --------
                                                                         427,865
Consumer - Miscellaneous - 1.3%
 Avery Dennison Corp. ..............................   233,000            15,640
 Black & Decker Corp. ..............................   644,500            25,337
 Sherwin-Williams Co. ..............................   465,900             9,871
                                                                        --------
                                                                          50,848
Cosmetics and Personal Care Products - 0.4%
 Colgate-Palmolive Co. .............................   126,000             7,544
 Procter & Gamble Co. ..............................   126,400             7,237
                                                                        --------
                                                                          14,781
Diversified Operations - 6.7%
 Corning, Inc. .....................................    56,300            15,194
 Danaher Corp. .....................................   116,900             5,779
 El Paso Energy Corp. ..............................   425,200            21,659
 General Electric Co. .............................. 2,835,600           150,287
 Illinois Tool Works, Inc. .........................   220,600            12,574
 Textron, Inc. .....................................   396,100            21,513
 Tyco International, Ltd. ..........................   790,000            37,426
                                                                        --------
                                                                         264,432
Electric Power - 2.7%
 Ameren Corp. ......................................   161,000             5,434
 Dominion Resources, Inc. ..........................   580,400            24,885
 Duke Energy Co. ...................................   819,400            46,194
 Reliant Energy, Inc. ..............................   970,100            28,678
                                                                        --------
                                                                         105,191
Electronic Products and Services - 8.3%
 Agilent Technologies, Inc. * ......................   138,410            10,208
 Altera Corp. * ....................................   159,100            16,218
 Analog Devices, Inc. * ............................   163,900            12,456
 Applied Materials, Inc. * .........................   239,900            21,741
 Applied Micro Circuits Corp. * ....................    37,400             3,693
 Cisco Systems, Inc. * ............................. 2,430,600           154,495
 Linear Technology Corp. ...........................   202,900            12,973
 Maxim Integrated Products, Inc. * .................   141,800             9,634
 Motorola, Inc. ....................................   696,000            20,227
 Solectron Corp. * .................................   207,900             8,706
 Teradyne, Inc. * ..................................    98,300             7,225
 Texas Instruments, Inc. ...........................   566,900            38,939
 Xilinx, Inc. * ....................................   121,700            10,048
                                                                        --------
                                                                         326,563
Financial Services - 4.7%
 Associates First Capital Corp. - Cl. A * ..........   403,200             8,996
 Citigroup, Inc. ................................... 2,528,800           152,360
 Mellon Financial Corp. ............................   659,700            24,038
                                                                        --------
                                                                         185,394

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO

                                                                         Market
       Name of Issuer                                  Shares             Value
                                                                         (000's)
COMMON STOCK - Continued

Food, Beverage and Tobacco - 1.9%
 Anheuser-Busch Cos., Inc. .........................   177,900         $  13,287
 Philip Morris Cos., Inc. ..........................   893,800            23,741
 Quaker Oats Co. ...................................   218,100            16,385
 Sara Lee Corp. ....................................    81,100             1,566
 Seagram Co., Ltd. .................................   217,900            12,638
 UST, Inc. .........................................   613,700             9,014
                                                                       ---------
                                                                          76,631
Health Care Products - 14.7%
 Allergan, Inc. ....................................   379,300            28,258
 American Home Products Corp. ......................   439,000            25,791
 Bausch & Lomb, Inc. ...............................   172,200            13,324
 Bristol-Myers Squibb Co. .......................... 1,484,600            86,478
 Eli Lilly & Co. ...................................   297,400            29,703
 Johnson & Johnson .................................   269,900            27,496
 Merck & Co., Inc. .................................   801,200            61,392
 Pfizer, Inc. ...................................... 4,076,300           195,662
 Pharmacia Corp. ...................................   973,500            50,318
 Schering-Plough Corp. ............................. 1,228,800            62,054
                                                                       ---------
                                                                         580,476
Insurance - 5.4%
 American General Corp. ............................   435,300            26,553
 Aon Corp. .........................................   655,000            20,346
 AXA Financial, Inc. ...............................   811,500            27,591
 Cigna Corp. .......................................   414,400            38,746
 Hartford Financial Services Group, Inc. ...........   469,800            26,280
 Lincoln National Corp. ............................   641,100            23,160
 Marsh & McLennan Cos., Inc. .......................   340,100            35,519
 St. Paul Cos., Inc. ...............................   455,100            15,530
                                                                       ---------
                                                                         213,725
Machinery - 0.5%
 Ingersoll-Rand Co. ................................   495,100            19,928

Media - Publishing - 0.7%
 AT&T Corp. - Liberty Media Group - Cl. A * ........ 1,077,300            26,125

Media - TV / Radio - 2.4%
 Infinity Broadcasting Corp. - Cl. A * .............   436,600            15,908
 Time Warner, Inc. .................................   433,800            32,969
 Viacom, Inc. - Cl. B * ............................   646,800            44,104
                                                                       ---------
                                                                          92,981
Oil - 1.1%
 Royal Dutch Petroleum Co. - NY Shares .............   687,600            42,330

Oil and Natural Gas Exploration and Production - 3.7%
 Chevron Corp. .....................................   275,800            23,391
 Exxon Mobil Corp. ................................. 1,125,500            88,352
 Kerr-McGee Corp. ..................................   364,700            21,495
 USX-Marathon Group ................................   436,400            10,937
                                                                       ---------
                                                                         144,175
Paper and Forest Products - 0.5%
 Kimberly-Clark Corp. ..............................   191,000            10,959
 Willamette Industries, Inc. .......................   296,900             8,090
                                                                       ---------
                                                                          19,049
Personal and Commercial Lending - 0.4%
 MBNA Corp. ........................................   619,400            16,801

Retail - Department Stores - 5.7%
 Federated Department Stores, Inc. * ...............   330,500            11,154
 Gap, Inc. ......................................... 1,744,000            54,500
 Home Depot, Inc. ..................................   893,800            44,634
 Limited, Inc. .....................................   629,800            13,620
 Lowe's Cos., Inc. .................................   249,500            10,245
 RadioShack Corp. ..................................    45,400             2,151
 Target Corp. ......................................   108,200             6,276
 TJX Cos., Inc. .................................... 1,092,900            20,492
 Wal-Mart Stores, Inc. ............................. 1,043,300            60,120
                                                                       ---------
                                                                         223,192
Telecommunication Equipment - 3.4%
 ADC Telecommunications, Inc. * ....................   210,800            17,681
 JDS Uniphase Corp. * ..............................    70,600             8,463
 Lucent Technologies, Inc. .........................   750,000            44,438
 Nortel Networks Corp. .............................   923,800            63,049
 RF Micro Devices, Inc. * ..........................    29,600             2,594
                                                                       ---------
                                                                         136,225
Telecommunication Services - 2.4%
 Clear Channel Communications, Inc.* ...............   161,300            12,097
 Sprint PCS (PCS Group) * ..........................   522,800            31,107
 WorldCom, Inc. * .................................. 1,131,300            51,898
                                                                       ---------
                                                                          95,102
Telephone - 2.7%
 Alltel Corp. ......................................    90,200             5,587
 AT&T Wireless Group * .............................   423,600            11,808
 Bell Atlantic Corp. ...............................   354,800            18,028
 SBC Communications, Inc. ..........................   971,000            41,996
 Sprint Corp. ......................................   545,000            27,795
                                                                       ---------
                                                                         105,214
Transportation Services - 0.5%
 Kansas City Southern Industries, Inc. .............   137,900            12,230
 UAL Corp. .........................................   105,800             6,156
                                                                       ---------
                                                                          18,386
U.S. Government Agencies - 1.1%
 Federal National Mortgage Assoc. ..................   828,600            43,243
                                                                       ---------
                                 TOTAL COMMON STOCK-     98.5%         3,936,881

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
                                    Par              Market
                                   Value             Value
                                  (000's)           (000's)

SHORT-TERM INVESTMENTS - 1.4%

 Investment in joint trading
  account (Note B)
  6.853% due 07/03/00 ......   $     56,430      $     56,430
                               ------------      ------------
          TOTAL INVESTMENTS-           99.9%        3,993,311
      Receivables, less Cash
               and payables-            0.1%            2,947
                               ------------      ------------
                 NET ASSETS-          100.0%        3,996,258
                               ============      ============

* Non-income producing secruity.
See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO


                                                                  Market
         Name of Issuer                        Shares             Value
                                                                 (000's)
COMMON STOCK

Aerospace and Defense - 1.2%
 Boeing Co. (US) .......................       129,000         $   5,394
 General Dynamics Corp. (US) ...........       199,700            10,434
 Honeywell International, Inc.
  (US) .................................       254,200             8,563
 United Technologies Corp. (US) ........       236,500            13,924
                                                               ---------
                                                                  38,315
Auto and Truck Parts - 0.3%
 General Motors Corp. (US) .............       111,500             6,474
 Lear Corp. (US) .......................       173,700             3,474
 Visteon Corp. (US) ....................        41,781               506
                                                               ---------
                                                                  10,454
Automobile - 0.6%
 Ford Motor Co. (US) ...................       319,100            13,721
 General Motors Corp. - Cl. H
  (US) .................................        48,000             4,212
                                                               ---------
                                                                  17,933
Banks - 1.7%
 AmSouth Bancorporation (US) ...........       300,000             4,725
 Comerica, Inc. (US) ...................       273,600            12,278
 FleetBoston Financial Corp. (US) ......       706,000            24,004
 J.P. Morgan & Co., Inc. (US) ..........       113,700            12,521
                                                               ---------
                                                                  53,528
Business Services - 0.1%
 Automatic Data Processing, Inc.
  (US) .................................        41,700             2,234

Chemicals - 0.8%
 Air Products & Chemicals, Inc.
  (US) .................................       219,800             6,773
 Dow Chemical Co. (US) .................       603,000            18,203
                                                               ---------
                                                                  24,976
Commercial Services - 0.7%
 Interpublic Group Cos., Inc.
  (US) .................................       183,300             7,882
 Omnicom Group, Inc. (US) ..............       119,000            10,598
 R.R. Donnelley & Sons Co. (US) ........       204,500             4,614
                                                               ---------
                                                                  23,094
Computer Equipment - 5.4%
 Compaq Computer Corp. (US) ............       331,500             8,474
 Comverse Technology, Inc. (US) ........        55,000             5,115
 Dell Computer Corp. (US) ..............       386,900            19,079
 Hewlett-Packard Co. (US) ..............       176,100            21,990
 Intel Corp. (US) ......................       527,100            70,467
 International Business Machines
  Corp. (US) ...........................       308,800            33,833
 Network Appliance, Inc. (US) ..........        61,300             4,934
 VERITAS Software Corp. (US) ...........        76,200             8,612
                                                               ---------
                                                                 172,504
Computer Software and Services - 6.7%
 America Online, Inc. (US) .............       343,200            18,104
 Electronic Data Systems Corp.
  (US) .................................       406,100            16,752
 EMC Corp. (US) ........................       281,700            21,673
 First Data Corp. (US) .................       443,000            21,984
 Intuit, Inc. (US) .....................       120,000             4,965
 Microsoft Corp. (US) ..................       790,500            63,240
 Oracle Corp. (US) .....................       481,200            40,451
 Sun Microsystems, Inc. (US) ...........       196,400            17,860
 Yahoo!, Inc. (US) .....................        98,200            12,164
                                                               ---------
                                                                 217,193
Consumer - Miscellaneous - 0.5%
 Avery Dennison Corp. (US) .............       104,500             7,014
 Black & Decker Corp. (US) .............       223,000             8,767
                                                               ---------
                                                                  15,781
Cosmetics and Personal Care Products - 0.5%
 Avon Products, Inc. (US) ..............       124,000             5,518
 Colgate-Palmolive Co. (US) ............        92,400             5,533
 Procter & Gamble Co. (US) .............       105,400             6,034
                                                               ---------
                                                                  17,085
Diversified Operations - 4.5%
 Corning, Inc. (US) ....................        39,100            10,552
 El Paso Energy Corp. (US) .............       195,800             9,974
 General Electric Co. (US) .............     1,524,600            80,804
 Illinois Tool Works, Inc. (US) ........       118,900             6,777
 Minnesota Mining & Manufacturing
  Co. (US) .............................       112,000             9,240
 Reynol ds & Reynol ds Co. - Cl.
  A (US) ...............................       178,100             3,250
 Textron, Inc. (US) ....................       138,600             7,528
 Tyco International, Ltd. (BM) .........       373,000            17,671
                                                               ---------
                                                                 145,796
Electric Power - 1.6%
 Ameren Corp. (US) .....................       201,400             6,797
 Dominion Resources, Inc. (US) .........       122,400             5,248
 Duke Energy Co. (US) ..................       341,000            19,224
 Pinnacle West Capital Corp. (US) ......       218,900             7,415
 Reliant Energy, Inc. (US) .............       483,500            14,294
                                                               ---------
                                                                  52,978
Electronic Products and Services - 5.0%
 Agilent Technologies, Inc. (US) .......        67,164             4,953
 Analog Devices, Inc. (US) .............        86,300             6,559
 Applied Materials, Inc. (US) ..........       113,900            10,322
 Cisco Systems, Inc. (US) ..............     1,142,700            72,633
 Lam Research Corp. (US) ...............       140,000             5,250
 Maxim Integrated Products, Inc.
  (US) .................................        87,800             5,965
 Motorola, Inc. (US) ...................       338,700             9,843
 Pitney Bowes, Inc. (US) ...............       123,000             4,920
 SCI Systems, Inc. (US) ................       119,200             4,671
 Solectron Corp. (US) ..................       178,000             7,454
 Teradyne, Inc. (US) ...................        42,100             3,094
 Texas Instruments, Inc. (US) ..........       268,200            18,422
 Xilinx, Inc. (US) .....................        63,800             5,268
                                                               ---------
                                                                 159,354

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                                                                 Market
         Name of Issuer                        Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Financial Services - 2.1%
 Associates First Capital Corp. -
  Cl. A (US) ..........................        200,000         $   4,463
 Citigroup, Inc. (US) .................        935,900            56,388
 Mellon Financial Corp. (US) ..........        166,100             6,052
                                                               ---------
                                                                  66,903
Food, Beverage and Tobacco - 1.1%
 Anheuser-Busch Cos., Inc. (US) .......        130,300             9,732
 ConAgra, Inc. (US) ...................        212,400             4,049
 PepsiCo, Inc. (US) ...................        153,600             6,825
 Philip Morris Cos., Inc. (US) ........        383,000            10,173
 Quaker Oats Co. (US) .................         78,800             5,920
                                                               ---------
                                                                  36,699
Health Care Products - 8.9%
 Allergan, Inc. (US) ..................        124,600             9,283
 American Home Products Corp.
  (US) ................................        250,000            14,688
 Bausch & Lomb, Inc. (US) .............        158,300            12,249
 Baxter International, Inc. (US) ......         65,400             4,598
 Bristol-Myers Squibb Co. (US) ........        536,000            31,222
 Cardinal Health, Inc. (US) ...........        124,800             9,235
 Eli Lilly & Co. (US) .................        150,600            15,041
 Johnson & Johnson (US) ...............        210,900            21,485
 Merck & Co., Inc. (US) ...............        443,500            33,983
 Pfizer, Inc. (US) ....................      2,011,900            96,571
 Pharmacia Corp. (US) .................        306,200            15,827
 Schering-Plough Corp. (US) ...........        439,700            22,205
                                                               ---------
                                                                 286,387
Health Care Services - 0.2%
 Wellpoint Health Networks, Inc.
  (US) ................................         89,100             6,454

Household Appliances / Furnishings - 0.1%
 Leggett & Platt, Inc. (US) ...........        234,700             3,873

Insurance - 3.3%
 American General Corp. (US) ..........        200,100            12,206
 Aon Corp. (US) .......................        267,900             8,322
 AXA Financial, Inc. (US) .............        523,800            17,809
 Cigna Corp. (US) .....................        197,900            18,504
 Hartford Financial Services
  Group, Inc. (US) ....................        230,300            12,882
 Lincoln National Corp. (US) ..........        326,400            11,791
 Marsh & McLennan Cos., Inc. (US)              142,100            14,840
  XL Capital, Ltd. - Cl. A (BM) .......        179,800             9,732
                                                               ---------
                                                                 106,086
Machinery - 0.3%
 Ingersoll-Rand Co. (US) ..............        248,700            10,010

Media - Publishing - 0.2%
 AT&T Corp. - Liberty Media Group
  - Cl. A (US) ........................        218,500             5,299

Media - TV / Radio - 1.2%
 Infinity Broadcasting Corp. -
  Cl. A (US) ..........................        160,300             5,841
 Time Warner, Inc. (US) ...............        215,100            16,348
 Viacom, Inc. - Cl. B (US) ............        227,800            15,533
                                                               ---------
                                                                  37,722
Oil - 0.9%
 Conoco, Inc. - Cl. A (US) ............        179,800             3,956
 Royal Dutch Petroleum Co. - NY
  Shares (NL) .........................        406,700            25,037
                                                               ---------
                                                                  28,993
Oil and Natural Gas Exploration and Production - 1.8%
 BP Amoco plc - ADR (GB) ..............         30,200             1,708
 Chevron Corp. (US) ...................         91,000             7,718
 Exxon Mobil Corp. (US) ...............        537,400            42,186
 Kerr-McGee Corp. (US) ................        113,200             6,672
                                                               ---------
                                                                  58,284
Paper and Forest Products - 0.3%
 Kimberly-Clark Corp. (US) ............        102,400             5,875
 Willamette Industries, Inc. (US) .....        158,300             4,314
                                                               ---------
                                                                  10,189
Personal and Commercial Lending - 0.1%
 MBNA Corp. (US) ......................         70,900             1,923

Retail - Department Stores - 3.4%
 Circuit City Stores, Inc. (US) .......         59,800             1,985
 Federated Department Stores,
  Inc. (US) ...........................        251,500             8,488
 Gap, Inc. (US) .......................        404,000            12,625
 Home Depot, Inc. (US) ................        368,300            18,392
 J.C. Penney Co., Inc. (US) ...........        250,000             4,609
 Limited, Inc. (US) ...................        275,600             5,960
 Lowe's Cos., Inc. (US) ...............        157,400             6,463
 Target Corp. (US) ....................        115,000             6,670
 TJX Cos., Inc. (US) ..................        460,200             8,629
 Wal-Mart Stores, Inc. (US) ...........        617,800            35,601
                                                               ---------
                                                                 109,422
Steel - 0.2%
 USX-U.S. Steel Group, Inc. (US) ......        336,800             6,252

Telecommunication Equipment - 2.1%
 ADC Telecommunications, Inc.
  (US) ................................         93,300             7,826
 JDS Uniphase Corp. (US) ..............         48,600             5,826
 Lucent Technologies, Inc. (US) .......        391,900            23,220
 Nortel Networks Corp. (CA) ...........        442,700            30,214
                                                               ---------
                                                                  67,086
Telecommunication Services - 1.7%
 Clear Channel Communications,
  Inc. (US) ...........................        119,500             8,962
 Sprint PCS (PCS Group) (US) ..........        376,800            22,420
 WorldCom, Inc. (US) ..................        540,400            24,791
                                                               ---------
                                                                  56,173

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                                                                 Market
         Name of Issuer                        Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Telephone - 1.6%
 Bell Atlantic Corp. (US) ................     216,600         $  11,006
 BellSouth Corp. (US) ....................     110,300             4,701
 SBC Communications, Inc. (US) ...........     600,000            25,950
 Sprint Corp. (US) .......................     214,900            10,960
                                                               ---------
                                                                  52,617
Transportation Services - 0.3%
 Kansas City Southern Industries,
  Inc. (US) ..............................      53,700             4,763
 Union Pacific Corp. (US) ................     139,300             5,180
                                                               ---------
                                                                   9,943
U.S. Government Agencies - 0.6%
 Federal National Mortgage Assoc.
  (US) ...................................     355,400            18,547
                                                               ---------
              TOTAL COMMON STOCK-                 60.0%        1,930,087

                                               Par               Market
                                              Value               Value
                                             (000's)             (000's)
CORPORATE BONDS

Financial Services - 0.1%
 Citibank Credit Card Master
  Trust I - Ser. 1998-6 Cl.A (US)
 5.85% due 04/10/03 .....................   $    5,500             5,436

Personal and Commercial Lending - 0.2%
 Chase Manhattan Credit Card
  Master Trust (US)
 7.04% due 02/15/05 .....................        4,000             3,993
 MBNA Master Credit Card Trust (US)
 6.6% due 11/15/04 ......................        2,000             1,982
                                                               ---------
                                                                   5,975
                                                               ---------
           TOTAL CORPORATE BONDS-                  0.3%           11,411

PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.4%
 Lockheed Martin Corp. (US)
 6.85% due 05/15/01 .....................        7,000             6,968
 Lockheed Martin Corp. - Bonds (US)
 8.5% due 12/01/29 ......................        4,645             4,730
 Raytheon Co. - Notes (US)
 6.45% due 08/15/02 .....................        2,290             2,236
                                                               ---------
                                                                  13,934
Automobile - 0.6%
 Ford Motor Co. - Bonds (US)
 6.625% due 10/01/28 ....................       16,155            13,637
 General Motors (US)
 1.25% due 12/20/04 .....................      500,000             4,689
                                                               ---------
                                                                  18,326
Banks - 3.0%
 Bank of America Corp. - Sub.
  Notes (US)
 7.8% due 02/15/10 ......................        5,820             5,789
 Banponce Financial Corp.
  Mountain Bank Ent - Ser C. (US)
 6.58% due 11/25/03 .....................       11,040            10,701
 Capital One Bank - Notes (US)
 7.08% due 10/30/01 .....................        2,950             2,924
 Deutsche Augleichsbank (DE)
 4.0% due 07/04/09 ......................        6,000             5,038
 Development Bank of Japan (JP)
 1.75% due 06/21/10 .....................      385,000             3,573
 European Investment Bank - Notes (XU)
 3.0% due 09/20/06 ......................      620,000             6,428
 European Investment Bank - Sr.
  Unsub. (LU)
 6.0% due 11/26/04 ......................        1,350             2,019
 European Investment Bank (XU)
 8.75% due 08/25/17 .....................          880             1,698
 European Investor Bank (LU)
 8.0% due 06/10/03 ......................        1,000             1,569
 International Bank of
  Reconstruction & Development -
  Notes (XU)
 2.0% due 02/18/08 ......................    1,170,000            11,456
 International Bank of
  Reconstruction & Development -
  Debs. (XU)
 4.5% due 03/20/03 ......................    1,810,000            18,910
 International Bank of
  Reconstruction & Development -
  Debs. (JP)
 4.75% due 12/20/04 .....................      450,000             4,940
 International Bank of
  Reconstruction & Development -
  Debs. (XU)
 9.25% due 07/20/07 .....................        2,710             4,747
 J.P. Morgan & Co., Inc. - Sr.
  Notes (US)
 5.75% due 02/25/04 .....................        3,000             2,835
 Korea Development Bank - Bonds (US)
 7.125% due 09/17/01 ....................        4,600             4,560
 Korea Development Bank - Notes (US)
 7.125% due 04/22/04 ....................        8,300             8,026
                                                               ---------
                                                                  95,213
Brokerage and Investment Management - 0.3%
 Lehman Brothers Holdings, Inc.
  - Notes (US)
 6.5% due 10/01/02 ......................        7,455             7,274
 6.625% due 04/01/04 ....................        3,000             2,864
                                                               ---------
                                                                  10,138
Business Services - 0.1%
 Comdisco, Inc. - Notes (US)
 5.95% due 04/30/02 .....................        4,200             3,995

Computer Equipment - 0.1%
 International Business Machines
  Corp. - Notes (US)
 5.625% due 04/12/04 ....................        2,870             2,735

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                  Par             Market
         Name of Issuer                          Value             Value
                                                (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Diversified Operations - 0.5%
 El Paso Energy Corp. - Sr. Notes (US)
 6.625% due 07/15/01 ......................   $  3,180          $  3,145
 Tyco International Group SA (LU)
 6.125% due 06/15/01 ......................      9,400             9,282
 Tyco International, Ltd. - Notes (BM)
 6.5% due 11/01/01 ........................      5,000             4,971
                                                                --------
                                                                  17,398
Electric Power - 0.1%
 Ontario-Hydro (CA)
 9.0% due 06/24/02 ........................      4,150             2,951

Financial Services - 4.6%
 Amresco Commercial Mortgage
  Funding I - Ser. 1997-C1 Cl. A3 (US)
 7.19% due 06/17/29 .......................      6,980             6,881
 Associates Corp. of North
  America - Sr. Notes (US)
 5.5% due 02/15/02 ........................      4,000             3,885
 Baden-Wurttemberg L-Finance BV (DE)
 6.75% due 06/22/05 .......................      9,500             4,845
 Capital One Financial Corp. - Notes (US)
 7.25% due 12/01/03 .......................     10,000             9,648
 Chase Commercial Mortgage
  Securities Corp. - Ser. 1997-1
  Cl. A2 (US)
 7.37% due 02/19/07 .......................     13,300            13,282
 Contimortgage Home Equity Loan
  Trust (US)
 6.0% due 12/25/16 ........................     15,000            14,709
 Countrywide Funding Corp. (US)
 7.0% due 10/25/23 ........................      9,000             8,755
 Finova Capital Corp. - Notes (US)
 7.25% due 11/08/04 .......................      2,310             2,035
 Green Tree Financial Corp. (US)
 6.68% due 01/15/29 .......................     12,400            12,276
 Green Tree Financial Corp. -
  Ser. 1996-8 Cl. A6 (US)
 7.6% due 10/15/27 ........................      9,580             9,562
 Household Finance Corp. - Sr. Notes (US)
 5.125% due 06/24/09 ......................      6,300             5,510
 Household Finance Corp. - Notes (US)
 7.875% due 03/01/07 ......................      9,140             9,095
 KFW International Finance - Debs. (US)
 10.625% due 09/03/01 .....................        500               787
 Lehman Brothers Holdings - Notes (US)
 7.75% due 01/15/05 .......................     10,000             9,905
 Mortgage Capital Funding, Inc. -
  Ser. 1996 - MC2 Cl. A1 (US)
 6.758% due 02/20/04 ......................      7,324             7,220
 PNC Funding Corp. - Sub. Notes (US)
 7.5% due 11/01/09 ........................     10,040             9,686
 Residential Asset Securities Corp. (US)
 6.11% due 05/25/24 .......................     10,000             9,694
 Salomon, Inc. - Sr. Notes (US)
 7.2% due 02/01/04 ........................      2,300             2,281
 Southern Pacific Secured Assets Corp. (US)
 6.27% due 03/25/19 .......................      2,775             2,743
 U.S. West Capital Funding, Inc. (US)
 6.875% due 08/15/01 ......................      6,265             6,235
                                                                --------
                                                                 149,034
Food, Beverage and Tobacco - 0.1%
 Philip Morris Cos., Inc. - Debs. (US)
 8.25% due 10/15/03 .......................      3,055             3,048

Foreign Governmental - 4.5%
 Government of Canada - Debs. (CA)
 9.75% due 06/01/21 .......................      2,470             2,421
 11.0% due 06/01/09 .......................      2,830             2,579
 12.0% due 03/01/05 .......................        630               527
 Government of France - Bonds (FR)
 8.5% due 04/25/03 ........................      7,300             7,576
 9.5% due 01/25/01 ........................      6,860             6,710
 Government of Japan - Bonds (JP)
 2.4% due 03/20/20 ........................    840,000             8,219
 Government of Netherlands - Bonds (NL)
 6.5% due 04/15/03 ........................      8,100             7,993
 7.75% due 03/01/05 .......................     10,700            11,252
 Government of Sweden - Debs. (SE)
 6.5% due 10/25/06 ........................      9,700             1,168
 6.75% due 05/05/14 .......................      4,700               607
 Government of Sweden - Bonds (SE)
 10.25% due 05/05/03 ......................     12,600             1,613
 Hydro-Quebec - Bonds (CA)
 10.875% due 07/25/01 .....................        300               212
 Kingdom of Denmark - Bonds (DK)
 7.0% due 11/15/07 ........................      5,000               687
 7.0% due 11/10/24 ........................      3,400               499
 8.0% due 05/15/03 ........................     11,860             1,599
 9.0% due 11/15/00 ........................      3,750               485
 Kingdom of Spain - Notes (ES)
 3.1% due 09/20/06 ........................  1,280,000            13,244
 Province of Ontario (CA)
 7.75% due 06/04/02 .......................      4,000             4,041
 Province of Quebec - Debs. (CA)
 7.5% due 07/15/23 ........................     12,970            12,697
 Province of Quebec - Debs (CA)
 7.5% due 09/15/29 ........................      9,030             8,855
 Queensland Treasury Corp. - Bonds (AU)
 6.5% due 06/14/05 ........................        600               360
 Queensland Treasury Corp. -
 Global Notes (AU)
 8.0% due 08/14/01 ........................        525               320
 Queensland Treasury Corp. (AU)
 8.0% due 09/14/07 ........................      1,395               910

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO
                                                  Par             Market
         Name of Issuer                          Value             Value
                                                (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Foreign Governmental - Continued
 Republic of Chile (US)
 6.875% due 04/28/09 .......................  $  3,795         $   3,506
 Republic of Italy - Notes (IT)
 3.5% due 06/20/01 .........................   800,000             7,784
 Republic of Italy - Bonds (IT)
 4.5% due 05/01/09 .........................     5,500             4,869
 Republic of Italy (XU)
 6.0% due 08/04/28 .........................     1,600             2,424
 Republic of Italy - Debs. (IT)
 8.5% due 01/01/04 .........................     6,800             7,140
 9.0% due 11/01/23 .........................    11,130            14,687
 10.5% due 04/28/14 ........................     1,250             2,596
 Treuhandanstalt (DE)
 7.75% due 10/01/02 ........................     6,410             6,469
                                                               ---------
                                                                 144,049
Health Care Products - 0.2%
 Beckman Instruments, Inc. - Sr.
  Notes (US)
 7.1% due 03/04/03 .........................     6,000             5,764

Health Care Services - 0.1%
 Tenet Healthcare Corp. - Sr. Notes (US)
 8.0% due 01/15/05 .........................     4,900             4,716

Media - TV / Radio - 0.3%
 Cox Communications, Inc. - Debs. (US)
 6.8% due 08/01/28 .........................     3,115             2,664
 News America, Inc. - Debs. (US)
 7.125% due 04/08/28 .......................     2,640             2,221
 Time Warner, Inc. - Notes (US)
 8.18% due 08/15/07 ........................     1,325             1,354
 Viacom, Inc. - Sr. Notes (US)
 7.75% due 06/01/05 ........................     3,525             3,550
                                                               ---------
                                                                   9,789

Municipals - 0.2%
 Tennessee Valley Authority - Bonds (US)
 6.375% due 09/18/06 .......................    11,000             5,583

Natural Gas Distribution - 0.4%
 KN Energy, Inc. - Sr. Notes (US)
 6.45% due 11/30/01 ........................     7,555             7,420
 6.45% due 03/01/03 ........................     4,590             4,450
 Williams Gas Pipeline Center -
  Sr. Notes 144A (US)
 7.375% due 11/15/06 .......................     1,300             1,276
                                                               ---------
                                                                  13,146

Oil - 0.1%
 Conoco, Inc. - Notes (US)
 5.9% due 04/15/04 .........................     2,000             1,905

Oil - Equipment and Services - 0.1%
 Petroleum Geo-Services ASA - Sr.
  Notes (NO)
 7.125% due 03/30/28 .......................     5,605             4,637

Oil and Natural Gas Exploration and Production - 0.2%
 Amerada Hess Corp. - Bonds (US)
 7.875% due 10/01/29 .......................     1,790             1,757
 Gulf Canada Resources, Ltd. -
  Sr. Notes (CA)
 8.35% due 08/01/06 ........................     4,460             4,407
                                                               ---------
                                                                   6,164
Personal and Commercial Lending - 2.3%
 CS First Boston Mortgage
  Securities Corp. (US)
 6.91% due 01/15/08 ........................     7,852             7,707
 EQCC Home Equity Loan Trust (US)
 6.223% due 06/25/11 .......................     9,300             9,144
 Ford Motor Credit Co. (US)
 1.2% due 02/07/05 .........................   500,000             4,682
 Ford Motor Credit Co. (LU)
 5.25% due 06/16/08 ........................    10,250             4,746
 Ford Motor Credit Co. - Notes (US)
 6.125% due 04/28/03 .......................     3,000             2,888
 General Motors Acceptance Corp. (US)
 4.0% due 02/09/06 .........................     6,800             5,805
 General Motors Acceptance Corp.
 - Bonds (US)
 5.5% due 01/14/02 .........................     5,000             4,867
 Household Finance Corp. - Notes (US)
 6.0% due 05/01/04 .........................     7,020             6,616
 Money Store Home Equity Trust -
  Ser. 1996-B A7 (US)
 7.55% due 02/15/20 ........................    10,050            10,025
 Residential Asset Securities Corp. (US)
 7.18% due 01/25/25 ........................     4,000             3,956
 Residential Funding Mortgage
  Securities Ser. 1999-HI4 Cl. A2 (US)
 6.78% due 12/25/24 ........................     9,740             9,644
 U.S. West Capital Funding, Inc. (US)
 6.875% due 07/15/28 .......................     3,360             2,888
                                                               ---------
                                                                  72,968
Pollution Control - 0.1%
 WMX Technologies, Inc. - Notes (US)
 7.125% due 06/15/01 .......................     2,715             2,670

Real Estate Investment Trust - 0.6%
 Residential Asset Securitization
  Trust - Ser. 1998-A8 Cl. A3 (US)
 6.75% due 08/25/28 ........................    20,258            19,962

Retail - Department Stores - 0.5%
 Federated Department Stores,
  Inc. - Sr. Notes (US)
 8.5% due 06/15/03 .........................     7,445             7,569
 Wal Mart Stores, Inc. (US)
 7.55% due 02/15/30 ........................     9,185             9,386
                                                               ---------
                                                                  16,955

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

                                                  Par             Market
         Name of Issuer                          Value             Value
                                                (000's)           (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Retail - Food - 0.2%
 The Kroger Co. (US)
 8.05% due 02/01/10 ......................... $  5,630         $   5,595

Telecommunication Services - 0.2%
 CSC Hol dings, Inc. - Sr. Notes (US)
 8.125% due 07/15/09 ........................    5,000             4,875

Telephone - 0.4%
 AT&T Corp. - Notes (US)
 5.625% due 03/15/04 ........................    4,000             3,764
 MCI Worl dCom, Inc. - Notes (US)
 7.75% due 04/01/07 .........................    6,560             6,559
 Sprint Capital Corp. (US)
 6.875% due 11/15/28 ........................    3,380             2,924
                                                               ---------
                                                                  13,247
Transportation Services - 0.2%
 Delta Air Lines, Inc. (US)
 8.3% due 12/15/29 ..........................    9,130             8,007

U.S. Government Agencies - 11.8%
 Federal Home Loan Mortgage Corp. (US)
 6.0% due 12/15/26 ..........................   25,000            21,742
 Federal National Mortgage Assoc. (US)
 6.0% due 07/25/15 ..........................   95,210            89,291
 6.0% due 05/15/08 ..........................    9,500             8,859
 6.5% due 07/25/15 ..........................   21,390            20,620
 6.5% due 08/25/30 ..........................   55,305            52,125
 7.0% due 08/25/30 ..........................   24,000            23,156
 7.0% due 06/18/13 ..........................        -
 7.0% due 04/01/29 ..........................   17,687            17,522
 7.25% due 05/15/30 .........................   17,955            18,386
 7.5% due 07/25/30 ..........................   49,850            49,141
 8.0% due 07/25/30 ..........................   41,000            41,173
 Government National Mortgage Assoc. (US)
 1.0% due 07/15/30 ..........................   69,532            68,653
 7.5% due 07/15/30 ..........................   13,510            13,413
 8.0% due 12/15/17 ..........................   23,985            24,425
                                                               ---------
                                                                 448,506
U.S. Governmental - 6.6%
 U.S. Treasury (US)
 4.25% due 11/15/03 .........................    4,920             4,617
 U.S. Treasury - Bonds (US)
 5.25% due 02/15/29 .........................   11,590            10,286
 5.75% due 04/30/03 .........................    3,000             2,952
 5.875% due 11/15/04 ........................   31,435            30,978
 6.25% due 05/15/30 .........................   48,190            50,562
 6.75% due 08/15/26 .........................   14,010            15,076
 8.875% due 08/15/17 ........................    4,450             5,672
 U.S. Treasury - Notes (US)
 5.875% due 11/15/05 ........................   19,000            18,674
 6.5% due 05/31/02 ..........................    5,670             5,677
                                                               ---------
                                                                 144,494
                                                               ---------
     TOTAL PUBLICLY-TRADED BONDS-                 38.8%        1,249,804

SHORT-TERM INVESTMENTS - 11.7%
 Investment in joint trading account
  (Note B) (US)
 6.853% due 07/03/00 ........................  376,055           376,055
                                              --------         ---------
                           TOTAL INVESTMENTS-    110.8%        3,567,450
         Payables, less cash and receivables-    (10.8)%        (348,278)
                                              --------         ---------
                                  NET ASSETS-    100.0%        3,219,172


ADR - American Depository Receipt

(a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $1,276 or 0.04% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                            Market               % of
                          Country            Value            Long-Term
                        Abbreviation        (000's)          Investments

United States                US            2,870,178            89.9%
Canada                       CA               68,904             2.1%
Supra National               XU               45,664             1.4%
Netherlands                  NL               44,282             1.4%
Italy                        IT               37,076             1.2%
Bermuda                      BM               32,374             1.1%
Luxembourg                   LU               17,616             0.6%
Japan                        JP               16,732             0.5%
Germany                      DE               16,352             0.5%
France                       FR               14,285             0.4%
Spain                        ES               13,244             0.4%
Norway                       NO                4,637             0.1%
Sweden                       SE                3,389             0.1%
Denmark                      DK                3,270             0.1%
United Kingdom               GB                1,708             0.1%
Australia                    AU                1,591             0.1%
                                          ----------         --------
                                          $3,191,302           100.0%
                                          ==========         ========

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO
                                                       Par         Market
                 Name of Issuer                       Value         Value
                                                     (000's)       (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.7%
 Raytheon Co. - Notes
 6.45% due 08/15/02 ..............................   $  500         $  488

Banks - 13.5%
 BankBoston Corp. - Sr. Notes
 6.125% due 03/15/02 .............................    1,900          1,858
 Banponce Corp. - Notes
 6.54% due 11/06/01 ..............................    1,000            986
 6.55% due 10/10/00 ..............................    1,100          1,098
 Capital One Bank - Notes
 7.0% due 04/30/01 ...............................    1,000            998
 First Hawaiian, Inc. - Sub. Notes
 6.25% due 08/15/00 ..............................    2,000          1,997
 First Union Corp. - Notes
 6.95% due 11/01/04 ..............................      500            486
 J.P. Morgan & Co., Inc. - Sr. Notes
 5.75% due 02/25/04 ..............................    1,000            945
 Star Banc Corp. - Notes
 5.875% due 11/01/03 .............................      600            569
 Westpac Banking Corp. - Sub. Debs.
 9.125% due 08/15/01 .............................    1,000          1,019
                                                                    ------
                                                                     9,956

Brokerage and Investment Management - 3.8%
 Donaldson, Lufkin & Jenrette, Inc. - Sr. Notes
 5.875% due 04/01/02 .............................    1,900          1,848
 Lehman Brothers Holdings, Inc. - Notes
 6.5% due 10/01/02 ...............................      470            459
 Morgan Stanley, Dean Witter, Discover & Co.
 5.625% due 01/20/04 .............................      500            469
                                                                    ------
                                                                     2,776

Business Services - 0.6%
 Comdisco, Inc. - Notes
 5.95% due 04/30/02 ..............................      500            476

Computer Equipment - 0.6%
 International Business Machines Corp. - Notes
 5.625% due 04/12/04 .............................      500            476

Cosmetics and Personal Care Products - 2.6%
 Dial Corp. - Notes
 5.9% due 10/25/01 ...............................    2,000          1,951

Diversified Operations - 3.5%
 CMS Panhandle Holding - Sr. Notes
 6.125% due 03/15/04 .............................    1,000            937
 El Paso Energy Corp. - Sr. Notes
 6.625% due 07/15/01 .............................      500            494
 Tyco International Group SA
 6.125% due 06/15/01 .............................    1,200          1,185
                                                                    ------
                                                                     2,616

Electric Power - 0.7%
 Niagara Mohawk Power Corp. - Sr. Notes
 7.25% due 10/01/02 ..............................      499            492

Financial Services - 12.1%
 Associates Corp. of North America - Sr. Notes
 5.75% due 11/01/03 ..............................      450            425
 AT&T Capital Corp.
 6.875% due 01/16/01 .............................      910            909
 Finova Capital Corp. - Notes
 5.875% due 10/15/01 .............................      500            454
 Gatx Capital Corp. - Notes
 6.5% due 11/01/00 ...............................    1,750          1,744
 General Motors Acceptance Corp. - Notes
 7.48% due 02/28/03 ..............................    1,200          1,200
 Green Tree Financial Corp. - Ser. 1996-8 Cl. A6
 7.6% due 10/15/27 ...............................      680            679
 Heller Financial, Inc. - Notes
 6.25% due 03/01/01 ..............................    1,500          1,489
 Lehman Brothers Holdings - Notes
 7.75% due 01/15/05 ..............................      550            545
 PNC Funding Corp.
 7.0% due 09/01/04 ...............................      500            489
 Salomon, Inc.  - Sr. Notes
 7.2% due 02/01/04 ...............................      500            496
 U.S. West Capital Funding, Inc.
 6.875% due 08/15/01 .............................      500            498
                                                                    ------
                                                                     8,928

Food, Beverage and Tobacco - 0.9%
 Philip Morris Cos., Inc. - Debs.
 8.25% due 10/15/03 ..............................      640            639

Health Care Products - 1.9%
 Beckman Instruments, Inc. - Sr. Notes
 7.1% due 03/04/03 ...............................    1,475          1,417

Health Care Services - 0.5%
 Tenet Healthcare Corp. - Sr. Notes
 8.625% due 12/01/03 .............................      360            357

Media - TV / Radio - 1.4%
 Continental Cablevision - Sr. Notes
 8.5% due 09/15/01 ...............................    1,010          1,024

Natural Gas Distribution - 2.4%
 Enron Corp. - Debs.
 9.125% due 04/01/03 .............................      500            518
 KN Energy, Inc. - Sr. Notes
 6.45% due 03/01/03 ..............................    1,300          1,260
                                                                    ------
                                                                     1,778

Oil - 1.4%
 Coastal Corp. - Sr. Notes
 8.125% due 09/15/02 .............................      500            509
 Conoco, Inc. - Notes
 5.9% due 04/15/04 ...............................      550            524
                                                                    ------
                                                                     1,033

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SHORT-TERM BOND PORTFOLIO

                                                       Par         Market
                 Name of Issuer                       Value         Value
                                                     (000's)       (000's)
PUBLICLY-TRADED BONDS - CONTINUED

Oil - Equipment and Services - 1.3%
 Petroleum-Geo Services ASA - Bonds
 6.25% due 11/19/03 ............................   $1,000        $   946

Oil and Natural Gas Exploration and Production - 1.6%
 Gulf Canada Resources, Ltd. - Sr. Notes
 8.35% due 08/01/06 ............................      170            168
 Occidental Petroleum Corp. - Notes
 8.5% due 11/09/01 .............................    1,000          1,008
                                                                 -------
                                                                   1,176
Personal and Commercial Lending - 8.9%
 American General Finance Corp. - Notes
 5.75% due 11/23/01 ............................    1,270          1,242
 Covenant Transport, Inc. - Cl. A
 7.6% due 12/15/29 .............................      252            246
 Ford Motor Credit Co. - Sr. Notes
 5.75% due 02/23/04 ............................    1,500          1,410
 Green Tree Financial Corp. - Ser. 1996-F
 7.3% due 01/15/28 .............................      269            269
 Househol d Finance Corp. - Notes
 6.0% due 05/01/04 .............................    1,000            942
 MBNA America Bank N.A. - Notes
 5.96% due 08/10/00 ............................    2,000          1,998
 Money Store Home Equity Trust - Ser. 1996-B A7
 7.55% due 02/15/20 ............................      232            232
 Money Store Home Equity Trust - Ser. 1997-D AF3
 6.345% due 11/15/21 ...........................      232            230
                                                                 -------
                                                                   6,569
Pollution Control - 0.7%
 WMX Technologies, Inc. - Notes
 7.125% due 06/15/01 ...........................      570            561

Real Estate Investment Trust - 2.3%
 Franchise Finance Corp. of America - Sr. Notes
 7.0% due 11/30/00 .............................    1,400          1,395
 Residential Asset Securitization Trust - Ser.
  1998-A8 Cl. A3
 6.75% due 08/25/28 ............................      323            318
                                                                 -------
                                                                   1,713
Retail - Department Stores - 2.8%
 Dillard's, Inc. - Notes
 5.79% due 11/15/01 ............................      975            932
 Federated Department Stores, Inc. - Sr. Notes
 8.5% due 06/15/03 .............................    1,090          1,108
                                                                 -------
                                                                   2,040
Retail - Food - 0.7%
 Safeway, Inc. - Notes
 5.875% due 11/15/01 ...........................      500            491

Telecommunication Services - 2.0%
 Cox Communications, Inc. - Notes
 7.0% due 08/15/01 .............................    1,500          1,492

Telephone - 2.0%
 MCI Worldcom, Inc. - Sr. Notes
 6.125% due 08/15/01 ...........................    1,500          1,481

Transportation Services - 2.7%
 Norfolk Southern Corp. - Notes
 6.875% due 05/01/01 ...........................    2,000          1,994

U.S. Government Agencies - 10.6%
 Federal Home Loan Bank
 8.0% due 06/01/10 .............................    1,289          1,301
 Federal Home Loan Mortgage Corp.
 7.75% due 01/15/21 ............................      455            457
 Federal National Mortgage Assoc.
 7.0% due 12/01/10 .............................    1,868          1,850
 7.0% due 06/18/13 .............................
 Government National Mortgage Assoc.
 1.0% due 12/31/99 .............................      756            748
                                                                 -------
                                                                   4,356
U.S. Governmental - 10.6%
 U.S. Treasury - Bonds
 4.25% due 11/15/03 ............................      530            498
 5.875% due 02/15/04 ...........................    3,610          3,560
 5.875% due 11/15/04 ...........................      690            680
 U.S. Treasury - Notes
 5.5% due 07/31/01 .............................    2,000          1,980
 6.375% due 09/30/01 ...........................    4,500          4,492
                                                                 -------
                                                                  11,210
                                                                 -------
                     TOTAL PUBLICLY-TRADED BONDS-    92.7%        68,436


SHORT-TERM INVESTMENTS - 6.8%

Investment in joint trading account (Note B)
  6.853% due 07/03/00 ..........................    5,035          5,035
                                                  -------        -------
                              TOTAL INVESTMENTS-     99.5%        73,471
            Receivables, less Cash and payables-      0.5%           336
                                                  -------        -------
                                     NET ASSETS-    100.0%        73,807


See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO


                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK
Auto and Truck Parts - 2.9%
 Avis Rent A Car, Inc. * ....................    16,100        $   302
 Cummins Engine Company, Inc. ...............    24,900            679
 Lear Corp. * ...............................    36,900            738
 Superior Industries International, Inc. ....     9,300            239
 Tenneco Automotive, Inc. ...................    30,700            161
                                                               -------
                                                                 2,119
Automobile - 0.2%
 Wabash National Corp. ......................    11,400            136

Banks - 10.5%
 Bank United Corp. - Cl. A ..................    17,600            619
 Brookline Bancorp, Inc. ....................    21,300            244
 Cullen/Frost Bankers, Inc. .................    10,100            266
 Downey Financial Corp. .....................    20,090            582
 East West Bancorp, Inc. ....................    50,700            729
 Greater Bay Bancorp ........................     6,600            308
 Hudson United Bancorp ......................    15,494            348
 Imperial Bancorp * .........................    29,965            468
 Independence Community Bank Corp. ..........    30,900            409
 MAF Bancorp, Inc. ..........................    17,100            311
 Provident Financial Group ..................    15,400            367
 Queens County Bancorp ......................    14,900            275
 Richmond County Financial Corp. ............    22,700            434
 Silicon Valley Bancshares * ................    16,400            699
 Southwest Bancorporation of Texas, Inc. * ..    13,200            274
 Sterling Bancshares, Inc. ..................    27,100            293
 Washington Federal, Inc. ...................    32,700            597
 Westamerica Bancorporation .................    11,400            298
                                                               -------
                                                                 7,521
Brokerage and Investment Management - 2.7%
 Affiliated Managers Group, Inc. * ..........     7,100            323
 Dain Rauscher Corp. ........................     5,300            350
 Investment Technology Group, Inc. ..........     5,000            213
 Jefferies Group, Inc. ......................    16,300            329
 John Nuveen Co. - Cl. A ....................     4,500            188
 Southwest Securities Group, Inc. ...........    13,900            518
                                                               -------
                                                                 1,921

Business Services - 0.3%
 American Management Systems, Inc. * ........     5,700            187

Chemicals - 4.0%
 Cambrex Corp. ..............................     5,700            257
 Cytec Industries, Inc. * ...................    13,700            338
 Ferro Corp. ................................    12,000            252
 Georgia Gulf Corp. .........................    26,700            556
 Lubrizol Corp. .............................    12,400            260
 Millennium Chemicals, Inc. .................    29,600            503
 Spartech Corp. .............................    10,500            284
 W.R. Grace & Co. ...........................    36,900            447
                                                               -------
                                                                 2,897
Commercial Services - 2.1%
 Advanced Marketing Services, Inc. ..........    11,600        $   214
 ADVO, Inc. .................................    10,700            449
 DeVry, Inc. * ..............................    10,200            270
 Diamond Technology Partners, Inc. ..........     1,900            167
 Sybase, Inc. * .............................    18,500            426
                                                               -------
                                                                 1,526
Computer Equipment - 0.5%
 Breakaway Solutions, Inc. * ................     1,800             49
 InFocus Corp. * ............................    10,500            338
                                                               -------
                                                                   387

Computer Software and Services - 2.1%
 Barra, Inc. * ..............................     5,300            263
 CAIS Internet, Inc. * ......................     9,700            136
 Cognizant Technology Solutions Corp. .......     2,900             96
 Eprise Corp. * .............................    11,100            182
 Fritz Computer, Inc. .......................    15,000            155
 Keynote Systems, Inc. * ....................       900             64
 MapInfo Corp. ..............................     4,400            179
 National Data Corp. ........................     7,800            179
 Quintus Corp. * ............................    11,500            228
                                                               -------
                                                                 1,482
Construction - 1.6%
 Del Webb Corp. .............................    13,800            211
 Granite Construction, Inc. .................    15,100            370
 Insituform Technologies, Inc. - Cl. A * ....     7,800            212
 NVR, Inc. * ................................     6,700            382
                                                               -------
                                                                 1,175

Consumer - Miscellaneous - 2.2%
 Briggs & Stratton Corp. ....................    16,600            569
 Fossil, Inc. * .............................    10,800            210
 NetRatings, Inc. * .........................     5,200            133
 The Topps Company, Inc. ....................    16,000            184
 Toro Co. ...................................     7,900            260
 Tupperware Corp. ...........................    11,500            253
                                                               -------
                                                                 1,609

Containers - 0.6%
 Healthcare Realty Trust, Inc. ..............    26,000            444

Cosmetics and Personal Care Products - 0.8%
 AptarGroup, Inc. ...........................    22,100            597

Diversified Operations - 1.1%
 Chemed Corp. ...............................    10,800            305
 Justin Industries, Inc. ....................     8,500            186
 Mark IV Industries, Inc. ...................     2,400             50
 Olin Corp. .................................    16,200            267
                                                               -------
                                                                   808

Electric Power - 3.2%
 Cleco Corp. ................................    14,000            469
 Idacorp, Inc. ..............................    22,500            725

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                                Market
               Name of Issuer                    Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED
Electric Power - Continued
 Minnesota Power, Inc. ......................     9,400        $   163
 Public Service Co. of New Mexico ...........    32,000            494
 RGS Energy Group, Inc. .....................    19,100            425
                                                               -------
                                                                 2,276
Electrical Equipment - 0.6%
 Anixter International, Inc. ................     9,000            239
 Littelfuse, Inc. * .........................     4,600            225
                                                               -------
                                                                   464
Electronic Products and Services - 4.7%
 Audiovox Corp. - Cl. A * ...................     5,500            121
 Belden, Inc. ...............................     6,600            169
 Brooks Automation, Inc. * ..................     3,000            192
 Cymer, Inc. * ..............................     5,500            263
 Electroglas, Inc. * ........................     7,100            153
 Exar, Corp. * ..............................     4,500            392
 Harman International Industries, Inc. ......     3,600            219
 Helix Technology Corp. .....................     3,900            152
 Kemet Corp. * ..............................    12,200            306
 Kent Electronics Corp. * ...................     8,200            244
 Park Electrochemical Corp. .................     7,400            267
 Pioneer Standard Electronics, Inc. .........    11,300            167
 Rogers Corp. ...............................     6,200            217
 Sensormatic Electronics Corp. * ............    19,400            307
 Silicon Valley Group, Inc. * ...............     7,300            189
                                                               -------
                                                                 3,358
Energy - Alternative Source - 0.3%
 VECTREN Corp. ..............................    10,600            183
Engineering and Construction - 0.3%
 York International Corp. ...................     9,800            247
Financial Services - 0.3%
 Doral Financial Corp. ......................    20,800            238
Food, Beverage and Tobacco - 3.9%
 Applebee's International, Inc. .............     7,400            224
 Canandaigua Brands, Inc. - Cl. A * .........     3,100            157
 Corn Products International, Inc. ..........    20,600            546
 Dole Food Company ..........................    21,000            344
 NBTY, Inc. * ...............................    12,900             82
 Robert Mondavi Corp. - Cl. A .* ............    10,600            325
 Suiza Foods Corp. * ........................     9,600            469
 Universal Corp. ............................    29,600            625
                                                               -------
                                                                 2,772
Health Care Products - 1.6%
 Datascope Corp. * ..........................     7,000            252
 Owens and Minor, Inc. ......................    19,700            338
 Scott Technologies, Inc. ...................     8,300            143
 Varian Medical Systems, Inc. ...............    10,000            391
                                                               -------
                                                                 1,124
Health Care Services - 2.7%
 Accredo Health, Inc. .......................     5,300            183
 Bindley Western Industries, Inc. ...........    20,421            540
 First Health Group Corp. * .................    13,400            440
 Hooper Holmes, Inc. ........................    16,800            134
 Universal Health Services, Inc. - Cl. B * ..    10,100            662
                                                               -------
                                                                 1,959
Household Appliances / Furnishings - 1.7%
 Applica, Inc. ..............................    14,400            163
 Salton, Inc. * .............................    16,500            608
 Springs Industries, Inc. - Cl. A ...........    13,500            435
                                                               -------
                                                                 1,206
Housing - 1.1%
 Kaufman & Broad Home Corp. .................    11,100            220
 Pulte Corp. ................................    26,500            573
                                                               -------
                                                                   793
Insurance - 4.4%
 Commerce Group, Inc. .......................     8,900            262
 Delphi Financial Group, Inc. - Cl. A * .....    13,400            455
 Enhance Financial Services Group, Inc. .....    16,900            243
 Everest Re Group, Ltd. .....................    17,600            578
 Ohio Casualty Corp. ........................    19,200            204
 Presidential Life Corp. ....................    10,000            139
 Radian Group, Inc. .........................     5,700            295
 Selective Insurance Group ..................    39,300            747
 Stancorp Financial Group, Inc. .............     7,400            238
                                                               -------
                                                                 3,161
Leisure and Recreation - 1.4%
 Argosy Gaming Co. * ........................    13,500            194
 Aztar Corp. * ..............................    16,100            250
 Callaway Golf Co. ..........................    20,000            326
 Station Casinos, Inc. * ....................    10,300            257
                                                               -------
                                                                 1,027
Machinery - 3.6%
 Astec Industries, Inc. * ...................     8,000            203
 Graco, Inc. ................................    10,950            356
 Imation Corp. * ............................    14,700            432
 Kulicke and Soffa Industries * .............     3,100            184
 Manitowoc Co., Inc. ........................     7,500            201
 Stewart & Stevenson Services, Inc. .........    36,800            554
 Tecumseh Products Co. - Cl. A ..............    11,500            439
 Terex Corp. * ..............................    16,300            230
                                                               -------
                                                                 2,599
Media - Publishing - 0.5%
 McClatchy Newspapers, Inc. - Cl. A .........    11,800            391
Metal Product and Fabrication - 1.1%
 Commercial Metals Co. ......................    10,000            275
 Milacron, Inc. .............................    12,400            180

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - Continued

Metal Product and Fabrication - Continued
 Worthington Industries, Inc. ...............    31,800        $   334
                                                               -------
                                                                   789
Metals and Mining - 1.3%
 Century Aluminum Co. .......................    13,100            142
 Mueller Industries , Inc. ..................     9,800            274
 Precision Castparts Corp. ..................     8,500            385
 Quanex Corp. ...............................    10,200            152
                                                               -------
                                                                   953
Natural Gas Distribution - 2.2%
 Energen Corp. ..............................    14,800            323
 NUI Corp. ..................................     9,800            264
 Peoples Energy Corp. .......................    12,500            405
 UGI Corp. ..................................    16,400            336
 Washington Gas Light Co. ...................    10,600            255
                                                               -------
                                                                 1,583

Oil - 0.3%
 UTI Energy Corp. * .........................     6,200            249

Oil - Equipment and Services - 1.1%
 Marine Drilling Companies, Inc. * ..........     9,700            272
 ONEOK, Inc. ................................     5,800            150
 St. Mary Land & Exploration Co. ............     8,100            341
                                                               -------
                                                                   763
Oil and Natural Gas Exploration and Production - 2.6%
 Equitable Resources, Inc. ..................    12,500            603
 Patterson Energy, Inc. * ...................     9,700            276
 Tom Brown, Inc. ............................     7,100            164
 Valero Energy Corp. ........................    19,400            616
 Western Gas Resources, Inc. ................     9,200            193
                                                               -------
                                                                 1,852
Paper and Forest Products - 2.8%
 Louisiana-Pacific Corp. ....................    48,900            532
 P.H. Glatfelter Co. ........................    36,700            374
 Pope & Talbot, Inc. ........................    24,800            397
 Rayonier, Inc. .............................    10,700            384
 United Stationers, Inc. * ..................     9,500            307
                                                               -------
                                                                 1,994
Personal and Commercial Lending - 0.7%
 CompuCredit Corp. * ........................     7,800            234
 Metris Cos., Inc. ..........................    11,700            294
                                                               -------
                                                                   528
Precious Metals/Gems/Stones - 0.4%
 Stillwater Mining Co. * ....................     9,250            258

Real Estate Development - 1.4%
 LNR Property Corp. .........................    14,400            281
 Ryland Group, Inc. .........................    12,100            268
 Standard Pacific Corp. .....................    45,700            457
                                                               -------
                                                                 1,006
Real Estate Investment Trust - 10.0%
 Bedford Property Investors, Inc. ...........    20,400            379
 Capital Automotive REIT ....................    51,000            720
 Essex Property Trust, Inc. .................     8,900            374
 FelCor Lodging Trust, Inc. .................    34,136            631
 Gables Residential Trust ...................    21,600            558
 Hospitality Properties Trust ...............    12,100            273
 IRT Property Co. ...........................    34,900            297
 JDN Realty Corp. ...........................    13,400            137
 Kilroy Realty Corp. ........................     8,200            213
 Mack-Cali Realty Corp. .....................     6,200            159
 MeriStar Hospitality Corp. .................    20,300            426
 Mid-America Apartment Communities, Inc. ....    20,400            490
 National Health, Inc. ......................    30,500            335
 Prentiss Properties Trust ..................    14,700            353
 RFS Hotel Investors, Inc. ..................    24,500            288
 Shurgard Storage Centers, Inc. .............    21,100            475
 SL Green Realty Corp. ......................    16,600            444
 Sovran Self Storage, Inc. ..................    14,900            319
 The Macerich Co. ...........................    13,200            291
                                                               -------
                                                                 7,162
Retail - Department Stores - 4.0%
 Barnes & Noble, Inc. * .....................     9,200            205
 Cato Corp. - Cl. A .........................    21,400            249
 Dillard's, Inc. - Cl. A ....................    27,800            340
 Dollar Thrifty Automotive Group, Inc. * ....    16,300            300
 Footstar, Inc. * ...........................     7,900            263
 Payless ShoeSource, Inc. * .................     6,600            338
 Pier 1 Imports, Inc. .......................    19,800            193
 REX Stores Corp. ...........................     7,400            172
 Shopko Stores, Inc. ........................    10,900            168
 Zale Corp. * ...............................    18,100            661
                                                               -------
                                                                 2,889
Retail - Food - 1.8%
 CEC Entertainment, Inc. * ..................     7,700            197
 P.F. Chang's China Bistro, Inc. * ..........     5,600            179
 Ruby Tuesday, Inc. .........................    35,200            442
 Sonic Corp. * ..............................     7,600            223
 The Cheesecake Factory, Inc. * .............     8,350            230
                                                               -------
                                                                 1,271
Shoe and Apparel Manufacturing - 1.0%
 Brown Shoe Co., Inc. .......................    18,300            238
 Kellwood Co. ...............................    10,900            230
 Russell Corp. ..............................    10,800            216
                                                               -------
                                                                   684
Steel - 0.9%
 Ryerson Tull, Inc. .........................    22,900            237
 Texas Industries, Inc. .....................    14,300            413
                                                               -------
                                                                   650

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO

                                                               Market
                Name of Issuer                   Shares         Value
                                                               (000's)
COMMON STOCK - CONTINUED

Telecommunication Equipment - 0.7%
 Cable Design Technologies Corp. ............    10,300        $   345
 Glenayre Technologies, Inc. * ..............    12,100            128
                                                               -------
                                                                   473
Telecommunication Services - 0.2%
 Intermedia Communications, Inc. * ..........     5,300            158

Transportation Services - 3.1%
 America West Hol dings Corp. - Cl. B * .....    22,400            383
 Landstar Systems, Inc. .....................     9,900            590
 Offshore Logistics, Inc. * .................    29,300            421
 Roadway Express, Inc. ......................    19,700            462
 Ryder System, Inc. .........................    15,200            288
 USFreightways Corp. ........................     4,900            120
                                                               -------
                                                                 2,264
                                                               -------
                          TOTAL COMMON STOCK-      97.5%        70,133

                                                  Par
                                                 Value
                                                (000's)
SHORT-TERM INVESTMENTS - 2.4%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 .......................   $ 1,737          1,737
                                                -------        -------
                           TOTAL INVESTMENTS-      99.9%        71,870
        Cash and Receivables, less Payables -       0.1%            83
                                                -------        -------
                                  NET ASSETS-     100.0%        71,953
                                                =======        =======

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
             Name of Issuer                    Shares             Value
                                                                 (000's)
COMMON STOCK

Argentina - 0.1%
 Telefonica de Argentina SA - ADR
   (UTIT) ...............................       3,520           $    112

Australia - 1.9%
 Brambles Industries, Ltd. (DIOP)  ......      10,000                307
 Commonwealth Bank of Australia
   (BANK) ...............................      17,248                286
 Lend Lease Corp. (FINL) ................      10,052                128
 News Corp., Ltd. (MEDI) ................      40,242                554
 Publishing & Broadcasting, Ltd. (MEDP)        35,000                269
 TABCORP Holdings, Ltd. (LEIS) ..........      21,000                121
 Telstra Corp. * (TELS)  ................       9,000                 20
 Telstra Corp., Ltd. (TELS)  ............      64,000                259
                                                                --------
                                                                   1,944

Belgium - 0.6%
 Dexia (BANK)  ..........................       1,658                245
 Fortis (B) (INSU) ......................      11,860                345
 UCB SA (HEAL) ..........................         940                 34
                                                                --------
                                                                     624

Bermuda - 0.2%
 Dao Heng Bank Group, Ltd. (BANK)  ......      46,000                204

Brazil - 1.5%
 Embratel Participacoes SA - ADR (UTIT)..       4,000                 95
 Tele Sudeste Celular Participacoes SA -
   ADR * (TELS) .........................       2,271                 69
 Telecomicacoes de Sao Paulo (UTIT)  ....      11,358                210
 Telecomunicacoes Brasileiras SA - ADR
  (UTIT) ................................      11,358              1,103
 Unibanco - Uniao de Bancos Brasileiros
  SA - GDR (BANK)  ......................       4,000                115
                                                                --------
                                                                   1,592

Canada - 1.1%
 Alcan Aluminum, Ltd. (META) ............       3,360                104
 Celestica, Inc. * (COMM)  ..............      11,322                562
 NORTEL NETWORKS Corp. (TELE)  ..........       6,080                422
 Royal Bank of Canada (BANK) ............       1,540                 79
                                                                --------
                                                                   1,167

Denmark - 0.1%
 Tele Danmark A/S (TELS) ................       2,070                139

Finland - 2.9%
 Nokia Oyj (HEAL)  ......................      57,480              2,933

France - 12.1%
 Alcatel (TELE)  ........................      18,770              1,231
 Altran Technologies, Inc. SA (AERO) ....         760                149
 Aventis SA * (HEAL) ....................       1,662                119
 AXA SA (INSU) ..........................       7,365              1,160
 Banque Nationale de Paris (BANK)  ......       9,420                906
 Canal Plus (MEDI) ......................         510                 86
 Cap Gemini SA (COMM)  ..................       1,640                289
 Carrefour SA (RETF) ....................       1,252                 86
 Compagnie de St. Gobain (CONS)  ........       1,990                269
 Groupe Danone (FOOD)  ..................         520                 69
 Hermes International (RETS) ............       1,140                154
 L'Oreal (HNBA)  ........................         135                117
 Lafarge SA (CONS) ......................         486                 38
 Legrand SA (ELEQ) ......................       1,744                391
 Moet Hennessy-Louis Vuitton (FOOD)  ....         606                250
 Rhone-Poulenc SA (BANK) ................      12,209                891
 Sanofi-Synthelabo SA * (HEAL) ..........      14,538                693
 Schneider SA (MACH) ....................       1,761                123
 Societe Generale - Cl. A (BANK) ........       2,592                156
 Societe Television Francaise 1 (MEDI) ..      21,200              1,477
 Sodexho Alliance SA (LEIS)  ............         624                113
 STMICROELECTRONICS (ETRN) ..............       9,118                574
 Total Fina SA - Cl. B (OILX)  ..........      10,398              1,594
 Vivendi (DIOP)  ........................      16,865              1,489
                                                                --------
                                                                  12,424
Germany - 4.4%
 Allianz AG - Reg. (INSU)  ..............       1,590                571
 Bayer AG (CHEM) ........................       3,029                118
 Bayerische Vereinsbank AG (BANK)  ......      10,387                671
 Deutsche Bank AG (BANK) ................       8,024                660
 Deutsche Telekom AG (UTIT)  ............       9,044                516
 E.On AG (DIOP)  ........................       6,725                324
 Gehe AG (HEAL)  ........................       3,538                117
 Infineon Technologies AG (ETRN) ........       6,744                532
 Rhoen-Klinikum AG (HEAL)  ..............       1,390                 55
 SAP AG (SOFT) ..........................       5,640                843
 Siemens AG (DIOP) ......................       1,057                159
                                                                --------
                                                                   4,566
Hong Kong - 3.3%
 Cable & Wireless HKT, Ltd. (TELS) ......      82,800                183
 Cheung Kong (Holdings), Ltd. (READ) ....      48,000                528
 China Telecom (Hong Kong), Ltd.
  (TELS) ................................     104,000                917
 China Unicom, Ltd. * (TELS) ............     146,000                308
 Henderson Land Development Co., Ltd.
  (READ) ................................      44,000                193
 Hutchison Whampoa, Ltd. (COMM)  ........      64,900                816
 Pacific Century Cyberworks, Ltd. *
  (TELE) ................................     167,000                330
 Sun Hung Kai Properties, Ltd. (REIT) ...      10,000                 72
                                                                --------
                                                                   3,347

India - 1.3%
 Global Tele-Systems, Ltd. (TELE)  ......      11,000                330
 Hindustan Lever, Ltd. (HNBA)  ..........       7,000                445
 ICICI , Ltd. (FINL) ....................      57,484                328

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
             Name of Issuer                    Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

India - Continued
 Mahanagar Telephone Nigam, Ltd.
  (TELS) ..................................    40,000           $    192
                                                                --------
                                                                   1,295

Ireland - 0.2%
 SmartForce Public Limited Co. - ADR
  (SOFT) ..................................     4,946                237

Italy - 5.6%
 Alleanza Assicurazioni (INSU) ............    27,000                360
 Banca Intesa SpA (BANK) ..................   199,353                893
 Bipop-Carire SpA (BANK) ..................    60,000                472
 ENI SpA (OILS) ...........................    88,784                513
 Mediaset SpA (MEDI) ......................    12,000                183
 Mediolanum SpA (INSU) ....................    24,655                401
 San Paolo-IMI SpA (BANK) .................     3,858                 68
 Tecnost SpA (COMP) .......................    39,800                150
 Telecom Italia Mobile SpA (TELS) .........   128,000              1,308
 Telecom Italia SpA (TELS) ................    62,444                858
 UniCredito Italiano SpA (BANK) ...........   103,393                495
                                                                --------
                                                                   5,701

Japan - 19.1%
 Bridgestone Corp. (PART) .................     6,000                127
 Canon, Inc. (COMM) .......................    29,000              1,443
 DDI Corp. (UTIT) .........................        15                144
 East Japan Railway Co. (TRAN) ............        21                122
 Fanuc, Ltd. (ELEQ) .......................     3,700                376
 Fuji Bank, Ltd. (BANK) ...................    83,000                631
 Fuji Television Network, Inc. (MEDI) .....        33                516
 Fujitsu, Ltd. (ELEQ) .....................    19,000                657
 Hitachi, Ltd. (ETRN) .....................    10,000                144
 Ito-Yokado Co., Ltd. (RETS) ..............     3,000                180
 KAO Corp. (HNBA) .........................     6,000                183
 Kokuyo Co. (COMM) ........................     8,000                131
 Kyocera Corp. (ETRN) .....................     7,500              1,272
 Makita Corp. (CNSU) ......................     8,000                 76
 Marui Co., Ltd. (RETS) ...................    16,000                306
 Matsushita Electric Industrial Co.
  (ETRN) ..................................    35,000                907
 Mitsui Fudosan Co., Ltd. (REAL) ..........    47,000                510
 Murata Manufacturing Co., Ltd. (ETRN) ....     9,000              1,291
 NEC Corp. (COMP) .........................    42,000              1,318
 Nippon Telegraph & Telephone Corp.
  (UTIT) ..................................       111              1,475
 Nomura Securities Co., Ltd. (FUND) .......    36,000                881
 NTT Mobile Communications Network, Inc.
  (TELS) ..................................        35                947
 Sankyo Co., Ltd. (HEAL) ..................    11,000                248
 Seven-Eleven Japan (RETF) ................     6,000                502
 Shin-Etsu Chemical Co. (CHEM) ............     6,000                304
 Shiseido Co., Ltd. (CHEM) ................    14,000                216
 Softbank Corp. (BANK) ....................     1,600                217
 Sony Corp. (ETRN) ........................    12,800              1,194
 Sumitomo Bank (BANK) .....................    51,000                625
 Sumitomo Corp. (DIOP) ....................    23,000                259
 Sumitomo Electric Industries (DIOP) ......     8,000                137
 TDK Corp. (COMP) .........................     3,000                431
 Toshiba Corp. (ETRN) .....................    96,000              1,083
 Yamanouchi Pharmaceutical Co., Ltd.
  (HEAL) ..................................    13,000                710
                                                                --------
                                                                  19,563

Luxembourg - 0.1%
 Society Europeenne des Satellites
  (MEDI) ..................................       457                 77

Mexico - 2.3%
 Fomento Economico Mexicano SA de CV
  (FOOD) ..................................    59,000                252
 Grupo Iusacell SA de CV - ADR *
  (TELS) ..................................     7,000                109
 Grupo Televisa SA - GDR * (MEDI) .........    13,907                959
 Telefonos de Mexico SA - ADR (UTIT) ......    18,120              1,035
                                                                --------
                                                                   2,355

Netherlands - 6.4%
 ABN Amro Holding NV (BANK) ...............     4,056                 99
 Akzo Nobel NV (CHEM) .....................     1,110                 47
 ASM Lithography Holding NV (COMP) ........    17,520                753
 CSM NV (FOOD) ............................     4,986                 98
 Equant (COMP) ............................     3,255                132
 Fortis (NL) NV (INSU) ....................    16,800                489
 ING Groep NV (BANK) ......................    17,560              1,187
 Koninklije KPN NV (TELS) .................     5,960                267
 Koninklijke Philips Electronics NV
  (ETRN) ..................................    26,474              1,249
 Royal Dutch Petroleum Co. (OILE) .........    10,580                658
 TNT Post Group NV (TRAN) .................       790                 21
 United Pan Europe (TELS) .................     7,776                203
 VNU NV (MEDP) ............................    20,120              1,039
 Wolters Kluwer NV - CVA (MEDP) ...........    10,855                289
                                                                --------
                                                                   6,531

New Zealand - 0.2%
 Telecom Corp. of New Zealand, Ltd.
  (TELS) ..................................    46,000                161

Norway - 0.2%
 Orkla ASA (DIOP) .........................    10,360                197

Portugal - 0.1%
 Jeronimo Martins, SGPS, SA (FOOD) ........     5,743                 95

Singapore - 0.4%
 United Overseas Bank, Ltd. (BANK) ........    60,072                393

South Korea - 1.5%
 Korea Telecom Corp. - ADR * (TELS) .......     7,600                368
 Pohang Iron & Steel Co., Ltd. - ADR
  (STEE) ..................................     3,053                 73

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                                                 Market
             Name of Issuer                    Shares             Value
                                                                 (000's)
COMMON STOCK - CONTINUED

South Korea - Continued
 Samsung Electronics (ETRN) ...............     3,270           $  1,082
                                                                --------
                                                                   1,523
Spain - 3.0%
 Banco Bilbao Vizcaya SA (BANK) ...........    45,250                676
 Banco Santander Central Hispano SA
  (BANK) ..................................    57,529                607
 Endesa SA (UTIE) .........................    25,318                490
 Repsol SA (OILX) .........................    13,082                260
 Telefonica SA (UTIT) .....................    47,230              1,015
                                                                --------
                                                                   3,048
Sweden - 3.2%
 Atlas Copco AB (MACH) ....................     2,330                 44
 Electrolux AB - Ser. B (APPL) ............     9,520                147
 Hennes & Mauritz AB - B Shares (RETS) ....    15,600                325
 Nordbanken Holding (BANK) ................    69,614                525
 NORDIC BALTIC Holding (BANK) .............    10,036                 73
 SANDVIK AB (MACH) ........................     2,580                 54
 Securitas AB - B Shares (COMM) ...........    37,496                795
 Telefonaktiebolaget LM Ericsson AB *
  (TELS) ..................................    64,790              1,282
                                                                --------
                                                                   3,245
Switzerland - 4.2%
 ABB, Ltd. * (ENGI) .......................     5,507                652
 Adecco SA - Reg. (COMM) ..................     1,325              1,126
 Credit Suisse Group - Reg. (BANK) ........     2,100                418
 Nestle SA (FOOD) .........................       510              1,021
 Roche Holding AG (HEAL) ..................        34                331
 Swisscom AG - Reg. (UTIT) ................       261                 90
 UBS AG (BANK) ............................     4,692                687
                                                                --------
                                                                   4,325
Taiwan - 0.1%
 Hon Hai Precision Industry Co., Ltd. -
  GDR 144A (a) * (ETRN) ...................     6,092                154
United Kingdom - 18.1%
 Abbey National First Capital BV (BANK) ...    10,000                120
 AstraZeneca Group plc (HEAL) .............    15,701                733
 Baltimore Technologies plc * (COMP) ......    31,000                235
 BG Group plc (UTIG) ......................     9,522                 61
 BP Amoco plc (OILE) ......................    49,000                470
 Cable & Wireless plc (TELS) ..............    77,100              1,305
 Cadbury Schweppes plc (FOOD) .............    43,200                284
 Celltech Group plc * (HEAL) ..............    13,000                252
 Centrica plc * (UTIG) ....................    18,900                 63
 Compass Group plc (FOOD) .................    72,000                948
 David S. Smith Holdings plc (PAPR) .......    15,000                 36
 Diageo plc (FOOD) ........................    50,512                453
 Electrocomponents plc (ETRN) .............    13,000                133
 GKN plc (AUTO) ...........................     4,000                 51
 Glaxo Wellcome plc (HEAL) ................    65,500              1,910
 Hays plc (DIOP) ..........................     6,200                 35
 Hilton Group plc (LEIS) ..................    16,000                 56
 HSBC Holdings plc (BANK) .................    20,800                238
 Kingfisher plc (RETS) ....................    42,000                382
 Marconi plc (TELE) .......................    28,600                372
 Reed International plc (MEDP) ............   131,000              1,140
 Rio Tinto plc - Reg. (DIOP) ..............    28,000                458
 Royal Bank of Scotland Group (BANK) ......    88,040              1,473
 Shell Transport & Trading Co. plc (OILX)..   175,000              1,460
 SmithKline Beecham plc (HEAL) ............    80,100              1,048
 Standard Chartered (BANK) ................    26,000                324
 Tesco plc (RETF) .........................    56,900                177
 Tomkins plc (DIOP) .......................    86,496                281
 Unilever plc (CNSU) ......................    38,928                236
 United News & Media plc (MEDP) ...........    14,500                208
 Vodafone AirTouch plc (TELS) .............   657,614              2,657
 WPP Group plc * (COMM) ...................    63,000                920
                                                                --------
                                                                  18,519
                                                                --------
                        TOTAL COMMON STOCK-      94.2%            96,471

PREFERRED STOCK - 1.8%

Australia - 0.9%
 News Corp., Ltd. (MEDI) ..................    79,247                956
Brazil - 0.8%
 Banco Itau SA (BANK) .....................   970,000                 85
 Petroleo Brasileiro SA - Petrobras
  (OILS) ..................................    21,760                658
 Telesp Celular Participacoes SA *
  (TELS) .................................. 2,613,222                 47
 Telesp Participacoes SA * (UTIT) ......... 3,179,956                 60
                                                                --------
                                                                     850
Germany - 0.1%
 SAP AG - Vorzug (SOFT) ...................       330                 61
                                                                --------
                     TOTAL PREFERRED STOCK-       1.8%             1,867

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO

                                               Par             Market
             Name of Issuer                   Value             Value
                                             (000's)           (000's)
SHORT-TERM INVESTMENTS - 3.3%
 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00  ..................  $    3,349        $     3,349
                                           ----------        -----------
                       TOTAL INVESTMENTS-        99.3%           101,687
     Receivables, less cash and payables-         0.7%               755
                                           ----------        -----------
                              NET ASSETS-       100.0%           102,442
                                           ==========        ===========

* Non-income producing security.
ADR-American Depository Receipts.
GDR-Global Depository Receipts.
(a)Pursuant to rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualifed institutional buyers. At June 30, 2000, securities aggregated $154 or .15% of net assets of the Portfolio.

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                             Market    % of
                                                 Industry     Value  Long-Term
                 Industry                      Abbreviation  (000's) Investments

Banks ..........................................   BANK     $14,518     14.8%
Telecommunication Services .....................   TELS      11,600     11.7%
Electronic Products and Services ...............   ETRN       9,615      9.8%
Health Care Products ...........................   HEAL       9,183      9.3%
Commercial Services ............................   COMM       6,081      6.2%
Telephone ......................................   UTIT       5,855      6.0%
Media - TV / Radio .............................   MEDI       4,808      4.9%
Diversified Operations .........................   DIOP       3,645      3.7%
Food, Beverage and Tobacco .....................   FOOD       3,469      3.5%
Insurance ......................................   INSU       3,326      3.4%
Oil and Natural Gas Exploration and Production..   OILX       3,315      3.4%
Computer Equipment .............................   COMP       3,019      3.1%
Media - Publishing .............................   MEDP       2,945      3.0%
Telecommunication Equipment ....................   TELE       2,685      2.7%
Electrical Equipment ...........................   ELEQ       1,425      1.4%
Retail - Department Stores .....................   RETS       1,348      1.4%
Oil ............................................   OILS       1,171      1.2%
Computer Software and Services .................   SOFT       1,141      1.1%
Oil - Equipment and Services ...................   OILE       1,128      0.9%
Brokerage and Investment Management ............   FUND         880      0.8%
Retail - Food ..................................   RETF         764      0.8%
Cosmetics and Personal Care Products ...........   HNBA         745      0.7%
Real Estate Development ........................   READ         722      0.7%
Chemicals ......................................   CHEM         686      0.7%
Engineering and Construction ...................   ENGI         652      0.7%
Real Estate Operations .........................   REAL         509      0.5%
Electric Power .................................   UTIE         490      0.5%
Financial Services .............................   FINL         457      0.5%
Consumer - Miscellaneous .......................   CNSU         312      0.3%
Construction ...................................   CONS         307      0.3%
Leisure and Recreation .........................   LEIS         290      0.3%
Machinery ......................................   MACH         220      0.2%
Aerospace and Defense ..........................   AERO         149      0.2%
Household Appliances / Furnishings .............   APPL         147      0.1%
Transportation Services ........................   TRAN         143      0.1%
Auto and Truck Parts ...........................   PART         127      0.1%
Natural Gas Distribution .......................   UTIG         125      0.1%
Metals and Mining ..............................   META         104      0.1%
Steel ..........................................   STEE          73      0.1%
Real Estate Investment Trust ...................   REIT          72      0.1%
Automobile .....................................   AUTO          51      0.1%
Paper and Forest Products ......................   PAPR          36      0.0%
                                                          ---------  -------
                                                            $98,338    100.0%
                                                          =========  =======

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                   Market
             Name of Issuer                         Shares         Value
                                                                  (000's)
COMMON STOCK

Aerospace and Defense - 1.0%
 B.F. Goodrich Co. ..........................       4,500        $   153
 Boeing Co. .................................      35,468          1,483
 General Dynamics Corp. .....................       7,800            408
 Honeywell International, Inc. ..............      31,062          1,046
 Lockheed Martin Corp. ......................      15,200            377
 Northrop Grumman Corp. .....................       2,800            186
 Raytheon Co. - Cl. B .......................      13,500            260
 United Technologies Corp. ..................      18,400          1,083
                                                                 -------
                                                                   4,996
Auto and Truck Parts - 0.5%
 AutoZone, Inc. * ...........................       5,800            128
 Cooper Tire & Rubber Co. ...................       2,100             23
 Cummins Engine Company, Inc. ...............       1,700             46
 Dana Corp. .................................       6,215            132
 General Motors Corp. .......................      21,500          1,248
 Genuine Parts Co. ..........................       6,650            133
 Goodyear Tire & Rubber Co. .................       6,000            120
 Johnson Controls, Inc. .....................       3,300            169
 Navistar International Corp., Inc. -
  Cl. B .....................................       2,400             75
 PACCAR, Inc. ...............................       2,800            111
 TRW, Inc. ..................................       4,500            195
 Visteon Corp. * ............................       6,167             75
                                                                 -------
                                                                   2,455
Automobile - 0.6%
 Delphi Automotive Systems Corp. ............      22,169            323
 Ford Motor Co. .............................      47,100          2,025
 Harley-Davidson, Inc. ......................      12,100            466
                                                                 -------
                                                                   2,814
Banks - 4.2%
 AmSouth Bancorporation .....................      14,500            228
 Bank of America Corp. ......................      64,468          2,772
 Bank of New York Co., Inc. .................      28,800          1,339
 Bank One Corp. .............................      45,050          1,197
 BB&T Corporation ...........................      13,200            315
 Charter One Financial, Inc. ................       8,200            189
 Chase Manhattan Corp. ......................      48,150          2,218
 Comerica, Inc. .............................       6,000            269
 Fifth Third Bancorp ........................      11,950            756
 First Union Corp. ..........................      38,246            949
 Firstar Corp. ..............................      37,764            795
 FleetBoston Financial Corp. ................      35,770          1,216
 Golden West Financial Corp. ................       6,500            265
 Huntington Bancshares, Inc. ................       8,665            137
 J.P. Morgan & Co., Inc. ....................       6,800            749
 KeyCorp ....................................      17,500            308
 National City Corp. ........................      24,500            418
 Northern Trust Corp. .......................       8,800            573
 Old Kent Financial Corp. ...................       5,250            140
 PNC Bank Corp. .............................      11,300            530
 Regions Financial Corp. ....................       8,700            173
 SouthTrust Corp. ...........................       6,300            143
 State Street Corp. .........................       6,300            668
 Summit Bancorp .............................       6,600            163
 Suntrust Banks, Inc. .......................      12,300            562
 Synovus Financial Corp. ....................      10,350            182
 U.S. Bancorp ...............................      28,918            557
 Union Planters Corp. .......................       5,300            148
 Wachovia Corp. .............................       8,000            434
 Washington Mutual, Inc. ....................      22,618            653
 Wells Fargo & Co. ..........................      64,200          2,488
                                                                 -------
                                                                  21,534
Brokerage and Investment Management - 4.7%
 Aim Stic Prime Fund ........................  11,398,345         11,398
 Bear Stearns Cos., Inc. ....................       4,632            193
 Charles Schwab Corp. .......................      53,275          1,791
 Franklin Resources, Inc. ...................       9,800            298
 Lehman Brothers Holdings, Inc. .............       4,600            435
 Merrill Lynch & Co., Inc. ..................      15,100          1,736
 Morgan Stanley, Dean Witter, Discover &
  Co. .......................................      44,700          3,721
 Paine Webber Group, Inc. ...................       5,400            246
 Prime Obligation Fund ......................   3,630,565          3,631
 T. Rowe Price Associates, Inc. .............       4,600            196
                                                                 -------
                                                                  23,645
Business Services - 0.3%
 Automatic Data Processing, Inc. ............      24,500          1,312
 Dun & Bradstreet Corp. .....................       6,000            172
 H & R Block, Inc. ..........................       3,900            126
                                                                 -------
                                                                   1,610
Chemicals - 0.8%
 Air Products & Chemicals, Inc. .............       9,000            277
 Dow Chemical Co. ...........................      25,800            779
 E.I. du Pont de Nemours & Co. ..............      40,682          1,780
 Eastman Chemical Co. .......................       3,000            143
 Engelhard Corp. ............................       5,300             90
 Great Lakes Chemical Corp. .................       1,900             60
 Hercules, Inc. .............................       3,400             48
 Praxair, Inc. ..............................       6,000            225
 Rohm & Haas Co. ............................       8,627            298
 Sigma-Aldrich Corp. ........................       4,000            117
 Union Carbide Corp. ........................       5,000            247
 W.R. Grace & Co. ...........................       3,600             44
                                                                 -------
                                                                   4,108
Commercial Services - 0.5%
 Cendant Corp. * ............................      26,899            377
 Convergys Corp. * ..........................       6,100            316
 Deluxe Corp. ...............................       2,700             64
 Ecolab, Inc. ...............................       4,800            187
 Equifax, Inc. ..............................       5,400            142

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
COMMON STOCK - Continued

Commercial Services - Continued
 Interpublic Group Cos., Inc. ...............      11,200        $   482
 Omnicom Group, Inc. ........................       6,900            614
 Quintiles Transnational Corp. * ............       4,600             65
 R.R. Donnelley & Sons Co. ..................       5,200            117
 Young & Rubicam, Inc. ......................       2,600            149
                                                                 -------
                                                                   2,513
Computer Equipment - 8.5%
 3Com Corp. * ...............................      13,300            766
 Adaptec, Inc. * ............................       3,800             86
 Apple Computer, Inc. * .....................      12,400            649
 Compaq Computer Corp. ......................      66,111          1,690
 Comverse Technology, Inc. * ................       5,800            539
 Dell Computer Corp. * ......................     100,600          4,961
 Gateway, Inc. * ............................      12,300            698
 Hewlett-Packard Co. ........................      39,300          4,908
 Intel Corp. ................................     131,500         17,580
 International Business Machines Corp. ......      69,500          7,615
 Lexmark International Group, Inc. -
  Cl. A * ...................................       4,900            330
 Network Appliance, Inc. * ..................      12,000            966
 VERITAS Software Corp. * ...................      15,200          1,718
 Xerox Corp. ................................      25,700            533
                                                                 -------
                                                                  43,039
Computer Software and Services - 10.6%
 Adobe Systems, Inc. ........................       4,700            611
 America Online, Inc. * .....................      90,200          4,758
 Autodesk, Inc. .............................       2,400             83
 BMC Software, Inc. * .......................       9,600            350
 Cabletron Systems, Inc. * ..................       6,700            169
 Ceridian Corp. * ...........................       6,000            144
 Citrix Systems, Inc. * .....................       6,900            131
 Computer Associates International, Inc. ....      23,025          1,179
 Computer Sciences Corp. * ..................       6,600            493
 Compuware Corp. * ..........................      13,700            142
 Electronic Data Systems Corp. ..............      18,500            763
 EMC Corp. * ................................      85,112          6,548
 First Data Corp. ...........................      16,200            804
 IMS Health, Inc. ...........................      11,600            209
 Mercury Interactive Corp. * ................       1,600            155
 Microsoft Corp. ............................     206,700         16,536
 NCR Corp. * ................................       4,000            156
 Novell, Inc. * .............................      12,300            114
 Oracle Corp. * .............................     111,450          9,369
 Parametric Technology Corp. * ..............      10,400            114
 Peoplesoft, Inc. ...........................      10,100            169
 Sapient Corp. ..............................       2,300            246
 Seagate Technology, Inc. * .................       9,000            495
 Shared Medical Systems Corp. ...............       1,200             88
 Siebel Systems, Inc. * .....................       7,800          1,276
 Sun Microsystems, Inc. * ...................      62,000          5,638
 Unisys Corp. * .............................      11,700            170
 Yahoo!, Inc. * .............................      21,100          2,614
                                                                 -------
                                                                  53,524
Construction - 0.0%
 Armstrong Holdings, Inc. ...................       1,300             20
 Vulcan Materials Co. .......................       4,000            171
                                                                 -------
                                                                     191
Consumer - Miscellaneous - 0.5%
 American Greetings Corp. - Cl. A ...........       1,900             36
 Avery Dennison Corp. .......................       4,400            295
 Black & Decker Corp. .......................       3,500            138
 Briggs & Stratton Corp. ....................         800             27
 Clorox Co. .................................       9,100            408
 Fortune Brands, Inc. .......................       6,600            152
 Newell Rubbermaid, Inc. ....................      11,216            289
 Parker-Hannifin Corp. ......................       4,250            146
 Sherwin-Williams Co. .......................       6,300            133
 Snap-On, Inc. ..............................       2,000             53
 Stanley Works ..............................       3,800             90
 Tupperware Corp. ...........................       1,800             40
 Unilever NV - NY Shares ....................      22,482            967
                                                                 -------
                                                                   2,774
Containers - 0.1%
 Bemis Co., Inc. ............................       1,700             57
 Crown Cork & Seal Co., Inc. ................       4,900             74
 Owens-Illinois, Inc. * .....................       5,800             68
 Pactiv Corp. * .............................       7,400             58
 Sealed Air Corp. * .........................       3,189            167
                                                                 -------
                                                                     424
Cosmetics and Personal Care Products - 1.3%
 Alberto-Culver Co. - Cl. B .................       2,200             67
 Avon Products, Inc. ........................       9,700            432
 Colgate-Palmolive Co. ......................      22,800          1,365
 Gillette Co. ...............................      42,600          1,488
 International Flavors & Fragrances, Inc. ...       3,700            112
 Procter & Gamble Co. .......................      51,200          2,931
                                                                 -------
                                                                   6,395
Diversified Operations - 6.1%
 Cooper Industries, Inc. ....................       3,300            107
 Corning, Inc. ..............................      10,800          2,915
 Costco Wholesale Corp. * ...................      17,300            571
 Crane Co. ..................................       2,950             72
 Danaher Corp. ..............................       5,600            277
 Eastern Enterprises ........................       1,100             69
 Eaton Corp. ................................       2,800            188
 El Paso Energy Corp. .......................       9,000            458
 General Electric Co. .......................     388,000         20,564
 Illinois Tool Works, Inc. ..................      11,500            656
 ITT Industries, Inc. .......................       3,700            112
 Minnesota Mining & Manufacturing Co. .......      15,700          1,295
 National Service Industries, Inc. ..........       1,300             25

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                  Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Diversified Operations - Continued
 Pall Corp. .................................       4,900        $    91
 PPG Industries, Inc. .......................       6,600            292
 Textron, Inc. ..............................       5,800            315
 Tyco International, Ltd. ...................      65,752          3,115
                                                                 -------
                                                                  31,122
Electric Power - 1.5%
 AES Corp. * ................................      16,800            766
 Ameren Corp. ...............................       5,300            179
 American Electric Power Co. ................      12,660            375
 Cinergy Corp. ..............................       6,100            155
 CMS Energy Corp. ...........................       4,200             93
 Consolidated Edison, Inc. ..................       8,800            261
 Constellation Energy Group .................       5,900            192
 CP&L Energy, Inc. ..........................       6,000            192
 Dominion Resources, Inc. ...................       9,494            407
 DTE Energy Co. .............................       5,600            171
 Duke Energy Co. ............................      14,044            792
 Edison International .......................      13,300            273
 Entergy Corp. ..............................       9,300            253
 Firstenergy Corp. ..........................       8,700            203
 Florida Progress Corp. .....................       3,900            183
 FPL Group, Inc. ............................       7,200            356
 GPU, Inc. ..................................       5,200            141
 New Century Energies, Inc. .................       4,400            132
 Niagara Mohawk Holdings, Inc. ..............       7,800            109
 Northern States Power Co. ..................       6,000            121
 Peco Energy Co. ............................       7,000            282
 PG & E Corp. ...............................      15,400            379
 Pinnacle West Capital Corp. ................       3,600            122
 PPL Corp. ..................................       5,500            121
 Public Services Enterprise Group, Inc. .....       8,800            305
 Reliant Energy, Inc. .......................      11,924            352
 Southern Co. ...............................      26,100            608
                                                                 -------
                                                                   7,523
Electrical Equipment - 0.5%
 American Power Conversion ..................       7,600            310
 Best Buy Co., Inc. .........................       7,800            494
 Emerson Electric Co. .......................      16,700          1,008
 Molex, Inc. ................................       7,650            368
 TXU Corp. ..................................      10,912            322
 Unicom Corp. ...............................       6,900            267
                                                                 -------
                                                                   2,769
Electronic Products and Services - 8.2%
 Advanced Micro Devices, Inc. * .............       5,800            448
 Agilent Technologies, Inc. * ...............      17,574          1,296
 Altera Corp. * .............................       7,700            785
 Analog Devices, Inc. * .....................      13,800          1,049
 Applied Materials, Inc. * ..................      31,400          2,846
 Ball Corp. .................................       1,400             45
 Broadcom Corp. - Cl. A * ...................       2,000            438
 Cisco Systems, Inc. * ......................     272,800         17,340
 Conexant Systems, Inc. * ...................       8,200            399
 KLA-Tencor Corp. * .........................       7,100            416
 Linear Technology Corp. ....................      12,000            767
 LSI Logic Corp. * ..........................      11,700            633
 Maxim Integrated Products, Inc. * ..........      11,000            747
 Micron Technology, Inc. * ..................      21,700          1,911
 Millipore Corp. ............................       1,900            143
 Motorola, Inc. .............................      84,195          2,447
 National Semiconductor Corp. * .............       6,900            392
 Novellus Systems, Inc. * ...................       5,000            283
 PE Corp-BE Biosystems Group ................       8,200            540
 PerkinElmer, Inc. ..........................       2,000            132
 Pitney Bowes, Inc. .........................      10,100            404
 Polaroid Corp ..............................       1,400             25
 Rockwell International Corp. * .............       7,700            242
 Sanmina Corp. * ............................       5,800            496
 Solectron Corp. * ..........................      23,400            980
 Tektronix, Inc. ............................       2,000            148
 Teradyne, Inc. * ...........................       6,800            500
 Texas Instruments, Inc. ....................      64,300          4,417
 Thomas & Betts Corp. .......................       2,000             38
 Xilinx, Inc. * .............................      12,600          1,040
                                                                 -------
                                                                  41,347
Engineering and Construction - 0.0%
 Fluor Corp. ................................       2,900             92

Financial Services - 2.7%
 American Express Co. .......................      52,300          2,726
 Associates First Capital Corp. - Cl. A * ...      28,006            625
 Capital One Financial Corp. ................       7,800            348
 Citigroup, Inc. ............................     132,528          7,985
 Mellon Financial Corp. .....................      19,700            718
 Paychex, Inc. ..............................      14,750            619
 Providian Financial Corp. * ................       5,650            509
                                                                 -------
                                                                  13,530
Food, Beverage and Tobacco - 4.1%
 Adolph Coors Co. - Cl. B ...................       1,400             85
 Anheuser-Busch Cos., Inc. ..................      18,000          1,344
 Archer-Daniels-Midland Co. .................      24,473            240
 Bestfoods ..................................      10,800            748
 Brown-Forman Corp. - Cl. B .................       2,800            150
 Campbell Soup Co. ..........................      16,200            472
 Coca-Cola Co. ..............................      97,200          5,583
 Coca-Cola Enterprises, Inc. ................      17,200            281
 ConAgra, Inc. ..............................      18,800            358
 General Mills, Inc. ........................      11,800            451
 H.J. Heinz Co. .............................      14,000            612
 Hershey Foods Corp. ........................       5,500            267
 Kellogg Co. ................................      15,800            470
 Nabisco Group Holdings Corp. ...............      13,000            337
 PepsiCo, Inc. ..............................      56,700          2,520
 Philip Morris Cos., Inc. ...................      89,000          2,364
 Quaker Oats Co. ............................       5,200            391

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                   Market
             Name of Issuer                        Shares          Value
                                                                  (000's)
COMMON STOCK - CONTINUED

Food, Beverage and Tobacco - Continued
 Ralston-Ralston Purina Group ...............      11,700       $    233
 Sara Lee Corp. .............................      34,900            674
 Seagram Co., Ltd. ..........................      16,700            969
 Starbucks Corp. * ..........................       7,300            279
 SUPERVALU, Inc. ............................       4,900             93
 Sysco Corp. ................................      13,000            548
 The Kroger Co. * ...........................      32,900            726
 UST, Inc. ..................................       6,000             88
 Wm. Wrigley Jr. Co. ........................       4,600            369
                                                                --------
                                                                  20,652
Health Care Products - 10.9%
 Abbott Laboratories ........................      60,800          2,709
 Allergan, Inc. .............................       5,300            395
 ALZA Corp. * ...............................       4,100            242
 American Home Products Corp. ...............      50,800          2,985
 Amgen, Inc. * ..............................      40,300          2,831
 Bausch & Lomb, Inc. ........................       2,200            170
 Baxter International, Inc. .................      11,500            809
 Becton, Dickinson & Co. ....................       9,500            273
 Biomet, Inc. ...............................       4,700            181
 Boston Scientific Corp. * ..................      16,100            353
 Bristol-Myers Squibb Co. ...................      77,700          4,526
 C.R. Bard, Inc. ............................       2,200            106
 Cardinal Health, Inc. ......................      10,800            799
 Eli Lilly & Co. ............................      44,400          4,435
 Guidant Corp. * ............................      12,200            604
 Johnson & Johnson ..........................      54,600          5,562
 Mallinckrodt, Inc. .........................       2,900            126
 MedImmune, Inc. * ..........................       8,100            599
 Medtronic, Inc. ............................      46,700          2,326
 Merck & Co., Inc. ..........................      90,200          6,912
 Pfizer, Inc. ...............................     247,175         11,864
 Pharmacia Corp. ............................      49,605          2,564
 Schering-Plough Corp. ......................      57,200          2,889
 UnitedHealth Group, Inc. ...................       6,600            566
 Watson Pharmaceuticals, Inc. * .............       3,800            204
                                                                --------
                                                                  55,030
Health Care Services - 0.4%
 Biogen, Inc. * .............................       6,000            387
 HCA-The Healthcare Corporation .............      22,050            670
 HEALTHSOUTH Corp. * ........................      13,500             97
 Humana, Inc. * .............................       5,700             28
 Manor Care, Inc. * .........................       3,400             24
 McKesson HBOC, Inc. ........................      10,533            220
 St. Jude Medical, Inc. * ...................       3,300            151
 Tenet Healthcare Corp. * ...................      12,500            337
 Wellpoint Health Networks, Inc. * ..........       2,300            167
                                                                --------
                                                                   2,081
Household Appliances/Furnishings - 0.1%
 Leggett & Platt, Inc. ......................       7,900            130
 Maytag Corp. ...............................       3,500            129
 Springs Industries, Inc. - Cl. A ...........         900             29
 Whirlpool Corp. ............................       2,800            131
                                                                --------
                                                                     419
Housing - 0.1%
 Centex Corp. ...............................       2,800             66
 Kaufman & Broad Home Corp. .................       1,300             26
 Masco Corp. ................................      17,600            318
 Owens Corning ..............................       1,700             16
 Pulte Corp. ................................       2,200             47
                                                                --------
                                                                     473
Insurance - 2.9%
 Aetna, Inc. ................................       5,600            359
 AFLAC, Inc. ................................      10,200            469
 Allstate Corp. .............................      31,200            694
 American General Corp. .....................       9,721            593
 American International Group, Inc. .........      60,486          7,107
 Aon Corp. ..................................      10,100            314
 Chubb Corp. ................................       6,700            412
 Cigna Corp. ................................       6,600            617
 Cincinnati Financial Corp. .................       6,100            192
 Conseco, Inc. ..............................      11,891            116
 Hartford Financial Services Group,
  Inc. ......................................       8,700            487
 Jefferson-Pilot Corp. ......................       4,250            240
 Lincoln National Corp. .....................       7,500            271
 Loews Corp. ................................       4,300            258
 Marsh & McLennan Cos., Inc. ................      10,400          1,086
 MBIA, Inc. .................................       3,800            183
 MGIC Investment Corp. ......................       4,300            196
 Progressive Corp. ..........................       2,700            200
 Safeco Corp. ...............................       5,300            105
 St. Paul Cos., Inc. ........................       8,514            290
 Torchmark, Inc. ............................       5,100            126
 UnumProvident Corp. ........................       8,820            177
                                                                --------
                                                                  14,492
Leisure and Recreation - 0.5%
 Brunswick Corp. ............................       3,100             51
 Carnival Corp. .............................      23,900            466
 Eastman Kodak Co. ..........................      12,200            726
 Harrah's Entertainment, Inc. * .............       5,200            109
 Hasbro, Inc. ...............................       7,125            107
 Hilton Hotels Corp. ........................      14,000            131
 Marriott International, Inc. - Cl. A .......       9,900            357
 Mattel, Inc. ...............................      17,200            227
 SABRE Group Holdings, Inc. * ...............       5,174            148
                                                                --------
                                                                   2,322
Machinery - 0.3%
 Caterpillar, Inc. ..........................      13,800            467
 Deere & Co. ................................       9,000            333
 Dover Corp. ................................       8,200            333
 FMC Corp. * ................................       1,000             58

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                         Market
             Name of Issuer                                   Shares     Value
                                                                        (000's)
COMMON STOCK - Continued

Machinery - Continued
 Ingersoll-Rand Co. .....................................     6,400   $    258
 McDermott International, Inc. ..........................     2,100         18
 Thermo Electron Corp. * ................................     6,500        137
 W.W. Grainger, Inc. ....................................     3,600        111
                                                                      --------
                                                                         1,715
Media - Publishing - 0.6%
 Comcast Corp. - Cl. A ..................................    35,800      1,450
 Dow Jones & Co., Inc. ..................................     3,600        264
 Gannett Co., Inc. ......................................    11,000        658
 Knight-Ridder, Inc. ....................................     3,100        165
 Meredith Corp. .........................................     1,700         57
 New York Times Co. - Cl. A .............................     7,000        276
 Tribune Co. ............................................    12,000        420
                                                                      --------
                                                                         3,290
Media - TV/Radio - 2.3%
 McGraw-Hill Cos., Inc. .................................     7,500        405
 The Walt Disney Co. ....................................    81,200      3,152
 Time Warner, Inc. ......................................    51,700      3,929
 Viacom, Inc. - Cl. B * .................................    59,762      4,075
                                                                      --------
                                                                        11,561
Metal Product and Fabrication - 0.0%
 Timken Co. .............................................     2,900         54
 Worthington Industries, Inc. ...........................     3,000         31
                                                                      --------
                                                                            85
Metals and Mining - 0.3%
 Alcan Aluminum, Ltd. ...................................     8,400        261
 Alcoa, Inc. ............................................    33,488        971
 Inco, Ltd. .............................................     7,300        112
 Phelps Dodge Corp. .....................................     3,196        119
                                                                      --------
                                                                         1,463
Natural Gas Distribution - 0.6%
 Columbia Energy Group, Inc. ............................     3,200        210
 Enron Corp. ............................................    28,600      1,845
 NICOR, Inc. ............................................     1,600         52
 Peoples Energy Corp. ...................................     1,300         42
 Sempra Energy ..........................................     8,104        138
 Williams Cos., Inc. ....................................    16,800        700
                                                                      --------
                                                                         2,987
Oil - 1.2%
 Conoco, Inc. - Cl. B ...................................    24,245        595
 Royal Dutch Petroleum Co. - NY Shares ..................    83,800      5,159
 Tosco Corp. ............................................     5,900        167
                                                                      --------
                                                                         5,921
Oil - Equipment and Services - 0.6%
 Anadarko Petroleum Corp. ...............................     5,200        256
 Baker Hughes, Inc. .....................................    12,900        413
 Halliburton Co. ........................................    17,500        826
 ONEOK, Inc. ............................................     1,200         31
 Schlumberger, Ltd. .....................................    22,300      1,664
                                                                      --------
                                                                         3,190
Oil and Natural Gas Exploration and Production - 3.5%
 Amerada Hess Corp. .....................................     3,400        210
 Apache Corp. ...........................................     4,300        253
 Ashland, Inc. ..........................................     3,000        105
 Burlington Resources, Inc. .............................     8,410        322
 Chevron Corp. ..........................................    25,700      2,180
 Coastal Corp. ..........................................     8,400        512
 EEX Corp. ..............................................                    -
 Exxon Mobil Corp. ......................................   136,755     10,735
 Kerr-McGee Corp. .......................................     3,670        216
 Occidental Petroleum Corp. .............................    14,800        312
 Phillips Petroleum Co. .................................    10,100        512
 Rowan Cos., Inc. * .....................................     3,400        103
 Sunoco, Inc. ...........................................     3,100         91
 Texaco, Inc. ...........................................    21,600      1,150
 Transocean Sedco Forex, Inc. ...........................     7,936        424
 Union Pacific Resources Group, Inc. ....................     9,808        216
 Unocal Corp. ...........................................     9,700        321
 USX-Marathon Group .....................................    12,400        311
                                                                      --------
                                                                        17,973
Paper and Forest Products - 0.6%
 Boise Cascade Corp. ....................................     1,900         49
 Fort James Corp. .......................................     8,100        187
 Georgia-Pacific Corp. ..................................     6,400        168
 International Paper Co. ................................    18,967        565
 Kimberly-Clark Corp. ...................................    21,500      1,234
 Louisiana-Pacific Corp. ................................     4,600         50
 Mead Corp. .............................................     3,900         99
 Potlatch Corp. .........................................       900         30
 Temple-Inland, Inc. ....................................     2,200         92
 Westvaco Corp. .........................................     3,900         97
 Weyerhaeuser Co. .......................................     9,300        400
 Willamette Industries, Inc. ............................     4,100        112
                                                                      --------
                                                                         3,083
Personal and Commercial Lending - 0.4%
 Countrywide Credit Industries, Inc. ....................     4,600        139
 Household International, Inc. ..........................    18,266        759
 MBNA Corp. .............................................    31,475        854
 SLM Holding Corp. ......................................     5,900        221
                                                                      --------
                                                                         1,973
Pollution Control - 0.1%
 Allied Waste Industries, Inc. * ........................     8,600         86
 Waste Management, Inc. .................................    24,357        463
                                                                      --------
                                                                           549
Precious Metals/Gems/Stones - 0.1%
 Barrick Gold Corp. .....................................    15,900        289
 Freeport-McMoRan Copper & Gold, Inc. - Cl. B ...........     6,300         58

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                  Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
Precious Metals/Gems/Stones - Continued
 Homestake Mining Co. .......................      11,100        $    77
 Newmont Mining Corp. .......................       6,901            149
 Placer Dome, Inc. ..........................      12,400            119
                                                                 -------
                                                                     692
Retail - Department Stores - 4.5%
 Bed Bath & Beyond, Inc. * ..................       5,300            192
 Circuit City Stores, Inc. ..................       7,900            262
 Consolidated Stores Corp. * ................       3,300             40
 CVS Corp. ..................................      15,300            612
 Dillard's, Inc. - Cl. A ....................       3,600             44
 Dollar General Corp. .......................      13,046            254
 Federated Department Stores, Inc. * ........       8,300            280
 Gap, Inc. ..................................      33,375          1,043
 Harcourt General, Inc. .....................       2,500            136
 Home Depot, Inc. ...........................      90,350          4,512
 J.C. Penney Co., Inc. ......................       9,800            181
 Kmart Corp. * ..............................      18,300            125
 Kohl's Corp. ...............................      12,900            718
 Limited, Inc. ..............................      16,852            364
 Lowe's Cos., Inc. ..........................      14,800            608
 May Department Stores Co. ..................      13,350            320
 Nordstrom, Inc. ............................       5,400            130
 Office Depot, Inc. .........................      12,900             81
 RadioShack Corp. ...........................       7,600            360
 Sears, Roebuck & Co. .......................      14,700            480
 Staples, Inc. * ............................      18,350            282
 Target Corp. ...............................      17,900          1,038
 Tiffany & Co. ..............................       2,900            196
 TJX Cos., Inc. .............................      11,900            223
 Toys "R" Us, Inc. * ........................       8,600            125
 Wal-Mart Stores, Inc. ......................     174,800         10,073
                                                                 -------
                                                                  22,679
Retail - Drug Stores - 0.3%
 Longs Drug Stores Corp. ....................       1,900             41
 Rite Aid Corp. .............................       8,500             56
 Walgreen Co. ...............................      39,400          1,268
                                                                 -------
                                                                   1,365
Retail - Food - 0.7%
 Albertson's, Inc. ..........................      16,577            551
 Darden Restaurants, Inc. ...................       4,700             76
 McDonald's Corp. ...........................      52,800          1,739
 Safeway, Inc. * ............................      20,400            920
 The Great Atlantic & Pacific Tea Co.,
  Inc. ......................................       1,000             17
 Tricon Global Restaurants, Inc. * ..........       6,150            174
 Wendy's International, Inc. ................       4,900             87
 Winn-Dixie Stores, Inc. ....................       5,700             82
                                                                 -------
                                                                   3,646
Shoe and Apparel Manufacturing - 0.1%
 Liz Claiborne, Inc. ........................       2,000             71
 Nike, Inc. - Cl. B .........................      10,800            430
 Reebok International, Ltd. .................       1,900             30
 Russell Corp. ..............................         800             16
 V.F. Corp. .................................       4,400            105
                                                                 -------
                                                                     652
Steel - 0.0%
 Allegheny Technologies, Inc. ...............       3,750             67
 Bethlehem Steel Corp. * ....................       5,900             21
 Nucor Corp. ................................       3,400            113
 USX-U.S. Steel Group, Inc. .................       3,400             63
                                                                 -------
                                                                     264
Telecommunication Equipment - 3.9%
 ADC Telecommunications, Inc. * .............      11,900            998
 Andrew Corp. * .............................       2,850             96
 Lucent Technologies, Inc. ..................     127,725          7,568
 Nortel Networks Corp. ......................     116,200          7,930
 QUALCOMM, Inc. * ...........................      28,800          1,728
 Scientific-Atlanta, Inc. ...................       6,200            462
 Tellabs, Inc. * ............................      16,100          1,102
                                                                 -------
                                                                  19,884
Telecommunication Services - 2.5%
 Clear Channel Communications, Inc. * .......      13,300            998
 Global Crossing, Ltd. * ....................      34,290            902
 MediaOne Group, Inc. .......................      23,900          1,585
 Nextel Communications, Inc. - Cl. A * ......      29,500          1,805
 Sprint PCS (PCS Group) * ...................      35,600          2,118
 WorldCom, Inc. * ...........................     112,477          5,160
                                                                 -------
                                                                  12,568
Telephone - 4.5%
 Alltel Corp. ...............................      12,200            756
 AT&T Corp. .................................     123,306          3,899
 Bell Atlantic Corp. ........................      60,436          3,071
 BellSouth Corp. ............................      73,800          3,146
 CenturyTel, Inc. ...........................       5,200            149
 GTE Corp. ..................................      37,900          2,359
 SBC Communications, Inc. ...................     133,197          5,761
 Sprint Corp. ...............................      34,000          1,734
 U.S. West, Inc. ............................      19,697          1,689
                                                                 -------
                                                                  22,564
Transportation Services - 0.6%
 AMR Corp. * ................................       5,500            145
 Burlington Northern Santa Fe ...............      17,800            408
 CSX Corp. ..................................       7,900            167
 Delta Air Lines, Inc. .....................       5,000            253
 Fedex Corp. * ..............................      11,200            426
 Kansas City Southern Industries, Inc. ......       4,200            372
 Norfolk Southern Corp. .....................      15,300            228
 Ryder System, Inc. .........................       2,000             38
 Southwest Airlines Co. .....................      20,200            383
 U.S. Airways Group, Inc. * .................       2,600            101

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO


                                                                 Market
             Name of Issuer                        Shares         Value
                                                                 (000's)
COMMON STOCK - CONTINUED

Transportation Services - Continued
 Union Pacific Corp. ........................       9,700        $   361
                                                                 -------
                                                                   2,882
U.S. Government Agencies - 0.6%
 Federal Home Loan Mortgage Corp. ...........      26,900          1,089
 Federal National Mortgage Assoc. ...........      40,100          2,093
                                                                 -------
                                                                   3,182
                                                                 -------
                          TOTAL COMMON STOCK-        99.9%       506,042

                                                    Par
                                                   Value
                                                  (000's)
SHORT-TERM INVESTMENTS - 0.2%
U.S. Governmental - 0.2%
 U.S. Treasury Bill
 5.7% due 09/14/00 ..........................    $    945             934
                                                ---------      ----------
                           TOTAL INVESTMENTS-       100.1%        506,976
         Payables, less cash and receivables-        (0.1)%          (550)
                                                ---------      ----------
                                  NET ASSETS-       100.0%        506,426
                                                =========      ==========

* Non-income producing security.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                    Par          Market
                 Name of Issuer                    Value          Value
                                                  (000's)        (000's)
PUBLICLY-TRADED BONDS

Aerospace and Defense - 0.9%
 Argo-Tech Corp.
 8.625% due 10/01/07 ........................     $    15        $    11
 K & F Industries, Inc. - Sr. Sub. Notes
 9.25% due 10/15/07 .........................         225            214
                                                                 -------
                                                                     225
Auto and Truck Parts - 6.1%
 Accuride Corp. - Sr. Sub. Notes
 9.25% due 02/01/08 .........................         125            106
 Delco Remy International, Inc.
 10.625% due 08/01/06 .......................         195            195
 Delco Remy International, Inc. - Sr. Notes
 8.625% due 12/15/07 ........................          50             47
 Dura Operating Corp.
 9.0% due 05/01/09 ..........................         135            117
 Federal Mogul Corp.
 7.5% due 01/15/09 ..........................         675            449
 Federal-Mogul Corp. - Sr. Notes
 8.8% due 04/15/07 ..........................         100             72
 Hayes Lemmerz International, Inc.
 9.125% due 07/15/07 ........................         100             90
 LDM Technologies, Inc.
 10.75% due 01/15/07 ........................         135            106
 Lear Corp. - Ser. B
 8.11% due 05/15/09 .........................         200            182
 Lear Corp. - Sub. Notes
 9.5% due 07/15/06 ..........................         100             97
 Numatics, Inc. - Ser. B
 9.625% due 04/01/08 ........................         100             77
                                                                 -------
                                                                   1,538
Automobile - 0.1%
 Lear Corp. - Ser B
 7.96% due 05/15/05 .........................          40             37

Banks - 0.4%
 Western Financial Bank - Sub.
 8.875% due 08/01/07 ........................         125            111

Business Services - 0.4%
 Express Scripts, Inc. - Sr. Notes
 9.625% due 06/15/09 ........................         100             97

Chemicals - 5.0%
 Acetex Corp. - Sr. Notes
 9.75% due 10/01/03 .........................         145            136
 Avecia Group plc
 11.0% due 07/01/09 .........................         200            196
 Georgia Gulf Corp.
 10.375% due 11/01/07 .......................         125            129
 Lyondell Chemical Co. - Debs
 9.8% due 02/01/20 ..........................         110            100
 Lyondell Chemical Co. - Sec
 9.875% due 05/01/07 ........................         345            342
 Lyondell Chemical Co. - Sec. Notes Ser. A
 9.625% due 05/01/07 ........................         100             99
 PCI Chemicals Canada, Inc.
 9.25% due 10/15/07 .........................          90             57
 Sovereign Specialty Chemicals
 11.875% due 03/15/10 .......................          80             82
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 .......................         150            128
                                                                 -------
                                                                   1,269
Coal - 1.1%
 P&L Coal Holdings Corp.
 9.625% due 05/15/08 ........................         300            278

Commercial Services - 2.8%
 Iron Mountain, Inc.
 8.75% due 09/30/09 .........................         150            137
 Pierce Leahy Command Co.
 8.125% due 05/15/08 ........................          75             67
 Pierce Leahy Corp. - Sr. Sub. Notes
 9.125% due 07/15/07 ........................         220            206
 Sullivan Graphics, Inc. - Sr. Sub. Notes
 12.75% due 08/01/05 ........................         125            126
 Waste Management, Inc.
 6.875% due 05/15/09 ........................         200            177
                                                                 -------
                                                                     713
Computer Software and Services - 3.8%
 Concentric Network Corp. - Sr. Notes
 12.75% due 12/15/07 ........................         150            158
 Exodus Communications - Sr. Notes 144A (a)
 11.625% due 07/15/10 .......................         250            251
 PSINet, Inc. - Sr. Notes
 10.0% due 02/15/05 .........................         200            185
 11.0% due 08/01/09 .........................          50             47
 11.5% due 11/01/08 .........................         125            119
 Verio, Inc. - Sr. Notes
 10.375% due 04/01/05 .......................         150            157
 11.25% due 12/01/08 ........................          50             56
                                                                 -------
                                                                     973
Construction - 0.4%
 Nortek, Inc. - Sr. Notes
 9.125% due 09/01/07 ........................         100             93

Consumer - Miscellaneous - 1.6%
 Lin Holdings Corp. - Sr. Disc. Notes
 1.0% due 03/01/08 ..........................         600            394

Containers - 1.6%
 BWAY Corp. - Ser. B
 10.25% due 04/15/07 ........................         175            166
 Gaylord Container Corp. - Sr. Notes Ser. B
 9.375% due 06/15/07 ........................         150            117

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                     Par          Market
                 Name of Issuer                     Value          Value
                                                   (000's)        (000's)

PUBLICLY-TRADED BONDS - Continued

Containers - Continued
 Packaging Corp. of America
 9.625% due 04/01/09 ............................ $   125        $   125
                                                                 -------
                                                                     408
Diversified Operations - 1.9%
 Fisher Scientific International, Inc. - Sr
  Sub. Notes
 9.0% due 02/01/08 ..............................     125            116
 Prestolite Electric, Inc.
 9.625% due 02/01/08 ............................     225            144
 Roller Bearing Co. America, Inc. - Ser. B
 9.625% due 06/15/07 ............................      30             28
 SCG Holdings Corp.
 12.0% due 08/01/09 .............................     104            111
 Werner Holdings Co., Inc.
 10.0% due 11/15/07 .............................      35             34
 Westinghouse Air Brake Co. - Sr. Notes
 9.375% due 06/15/05 ............................      45             43
                                                                 -------
                                                                     476
Electric Power - 0.1%
 Western Resources, Inc. - Sr. Notes
 6.875% due 08/01/04 ............................      30             27

Electrical Equipment - 0.4%
 Wesco Distribution, Inc. - Ser. B
 9.125% due 06/01/08 ............................     100             92

Electronic Products and Services - 0.5%
 Advanced Micro Devices - Sr. Notes
 11.0% due 08/01/03 .............................     130            134

Financial Services - 1.9%
 AMSC Acquisition Co., Inc. - Ser. B
 12.25% due 03/31/08 ............................      50             39
 RBF Finance Co.
 11.375% due 03/15/09 ...........................     220            237
 Tembec Finance Corp. - Sr. Notes
 9.875% due 09/30/05 ............................     195            197
                                                                 -------
                                                                     473
Food, Beverage and Tobacco - 2.5%
 Aurora Foods, Inc. - Sr. Sub. Notes
 8.75% due 07/01/08 .............................      75             42
 9.875% due 02/15/07 ............................      50             30
 Azurix Corp. - Sr. Notes Ser. 144A (a)
 10.75% due 02/15/10 ............................      95             91
 B&G Foods, Inc.
 9.625% due 08/01/07 ............................     125             87
 Chiquita Brands International, Inc. - Sr. Notes
 10.0% due 06/15/09 .............................     290            222
 Del Monte Foods Co. - Sr. Disc. Notes Ser. B
 12.5% due 12/15/07 .............................     137            104
 Nash-Finch Co. - Ser. B
 8.5% due 05/01/08 ..............................     100             66
                                                                 -------
                                                                     642
Health Care Products - 2.9%
 ALARIS Medical Systems, Inc.
 9.75% due 12/01/06 .............................      75             49
 ALARIS Medical, Inc. - Sr. Disc. Notes
 1.0% due 08/01/08 ..............................     150             23
 Beckman Coulter, Inc.
 7.45% due 03/04/08 .............................      50             46
 Bio-Rad Laboratories, Inc. - Sr. Sub Notes
  Ser. 144A (a)
 11.625% due 02/15/07 ...........................      45             46
 Conmed Corp.
 9.0% due 03/15/08 ..............................     220            201
 MEDIQ, Inc.
 11.0% due 06/01/08 .............................     125             13
 Owens & Minor, Inc.
 10.875% due 06/01/06 ...........................     131            136
 OWENS Illinois , Inc.
 7.15% due 05/15/05 .............................     100             91
 Warner Chilcott, Inc. - Ser. 144A (a)
 12.625% due 02/15/08 ...........................     125            127
                                                                 -------
                                                                     732
Health Care Services - 2.6%
 Beverly Enterprises, Inc.
 9.0% due 02/15/06 ..............................     310            259
 Columbia/HCA Healthcare Corp.
 7.25% due 05/20/08 .............................      50             44
 Tenet Healthcare Corp. - Sr. Sub Notes
 8.125% due 12/01/08 ............................     175            161
 Triad Hospitals Holdings, Inc.
 11.0% due 05/15/09 .............................     200            205
                                                                 -------
                                                                     669
Household Appliances / Furnishings - 0.1%
 Sealy Mattress Co. - Ser. B
 10.875% due 12/15/07 ...........................      50             36
Housing - 1.6%
 American Standard Cos., Inc.
 7.625% due 02/15/10 ............................      35             32
 Engle Homes, Inc. - Ser. C
 9.25% due 02/01/08 .............................      90             75
 Grove Worldwide Llc - Sr. Sub. Notes
 9.25% due 05/01/08 .............................      85             32
 Standard Pacific Corp. - Sr. Notes
 8.5% due 06/15/07 ..............................     110             99
 8.5% due 04/01/09 ..............................     185            167
                                                                 -------
                                                                     405
Leisure and Recreation - 5.2%
 AMC Entertainment, Inc. - Sr. Sub. Notes
 9.5% due 03/15/09 ..............................     125             60
 9.5% due 02/01/11 ..............................     125             59
 Aztar Corp. - Sr. Sub. Notes
 8.875% due 05/15/07 ............................      50             47

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                      Par          Market
                 Name of Issuer                      Value          Value
                                                    (000's)        (000's)

PUBLICLY-TRADED BONDS - CONTINED

Leisure and Recreation - Continued
 Bell Sports, Inc.
 11.0% due 08/15/08 ............................. $   150        $   149
 Hollywood Casino Corp.
 11.25% due 05/01/07 ............................     150            153
 John Q. Hammons Hotels
 8.875% due 02/15/04 ............................     325            285
 Loews Cineplex Entertainment Corp. - Sr. Sub.
  Notes
 8.875% due 08/01/08 ............................     215             99
 Station Casinos, Inc. - Sr, Sub Notes 144A (a)
 9.875% due 07/01/10 ............................     100            100
 Station Casinos, Inc. - Sr. Sub. Notes
 8.875% due 12/01/08 ............................     225            212
 True Temper Sports, Inc. - Sr. Sub. Notes
 10.875% due 12/01/08 ...........................     150            147
                                                                 -------
                                                                   1,311
Media - Publishing - 0.9%
 American Media Operations, Inc. - Sr. Sub Notes
 10.25% due 05/01/09 ............................      75             74
 Sun Media Corp. - Sr. Sub. Notes
 9.5% due 05/15/07 ..............................     150            145
                                                                 -------
                                                                     219
Media - TV / Radio - 11.5%
 Adelphia Communications Corp.
 9.375% due 11/15/09 ............................     150            138
 Allbritton Communications Co. - Sr. Sub. Debs
  Ser. B
 9.75% due 11/30/07 .............................     250            243
 Allbritton Communications Co. - Sr. Sub. Notes
 8.875% due 02/01/08 ............................      50             46
 Benedek Communications Corp. - Sr. Disc. Notes
 0.0% due 05/15/06 ..............................     225            167
 Cablevision SA - Bonds
 13.75% due 05/01/09 ............................      60             54
 Century Communications Corp. - Cl. A
 8.875% due 01/15/07 ............................      75             69
 Century Communications Corp. - Sr. Disc. Notes
 0.0% due 01/15/08 ..............................     500            205
 Charter Communications Holdings, LLC - Sr
  Notes
 8.625% due 04/01/09 ............................     575            507
 Classic Cable, Inc.
 9.875% due 08/01/08 ............................
 10.5% due 03/01/10 .............................     360            332
 EchoStar DBS Corp. - Sr. Notes
 9.375% due 02/01/09 ............................     525            509
 Emmis Communications Corp.
 8.125% due 03/15/09 ............................      55             50
 Frontiervision Holding L.P. - Sr. Disc. Notes
 1.0% due 09/15/07 ..............................     200            174
 Granite Broadcassting Corp. - Sr. Sub. Notes
 8.875% due 05/15/08 ............................     175            151
 Young Broadcasting, Inc.
 8.75% due 06/15/07 .............................     300            276
                                                                 -------
                                                                   2,921
Metals and Mining - 0.1%
 Neenah Corp. - Ser. F
 11.125% due 05/01/07 ...........................      40             30
    Sr. Sub. Notes - Ser. B
 11.125% due 05/01/07 ...........................      10              8
                                                                 -------
                                                                      38
Natural Gas Distribution - 0.5%
 Energy Corp. of America - Sr. Sub. Notes
 9.5% due 05/15/07 ..............................     200            128
Oil - Equipment and Services - 1.0%
 ICO, Inc. - Sr. Notes
 10.375% due 06/01/07 ...........................      50             48
 Key Energy Services, Inc.
 14.0% due 01/15/09 .............................      65             73
 Pioneer Natural Resources Co.
 9.625% due 04/01/10 ............................      45             47
 Tuboscope, Inc.
 7.5% due 02/15/08 ..............................     100             90
                                                                 -------
                                                                     258
Oil and Natural Gas Exploration and
 Production - 3.2%
 Costilla Energy, Inc. - Sr. Notes
 10.25% due 10/01/06 ............................     125             55
 Petroleos Mexicanos
 8.85% due 09/15/07 .............................     175            170
 Plains Resources, Inc.
 10.25% due 03/15/06 ............................     200            202
 Plains Resources, Inc. - Sr. Sub. Notes
 10.25% due 03/15/06 ............................     125            126
 Pride International, Inc. - Sr. Notes
 9.375% due 05/01/07 ............................     100            100
 10.0% due 06/01/09 .............................     100            102
 Texas Petrochemical Corp. - Sr. Sub. Notes
 11.125% due 07/01/06 ...........................      75             64
                                                                 -------
                                                                     819
Paper and Forest Products - 1.5%
 Doman Industries, Ltd.
 12.0% due 07/01/04 .............................      75             76
 Doman Industries, Ltd. - Sr. Notes
 8.75% due 03/15/04 .............................     200            158
 Repap New Brunswick, Inc.
 9.0% due 06/01/04 ..............................      60             58
 Repap New Brunswick, Inc. - Sr. Notes
 10.625% due 04/15/05 ...........................      75             68

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                               Par      Market
                 Name of Issuer                               Value      Value
                                                             (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

Paper and Forest Products - Continued
 Tembec Industries, Inc.
 8.625% due 06/30/09 ....................................   $    15   $    14
                                                                      -------
                                                                          374
Pollution Control - 0.7%
 Allied Waste North America
 7.625% due 01/01/06 ....................................      200        174

Real Estate Development - 0.5%
 D.R. Horton, Inc.
 8.0% due 02/01/09 ......................................       60         51
 Del Webb Corp. - Sr. Sub. Debs
 10.25% due 02/15/10 ....................................       75         66
                                                                      -------
                                                                          117
Retail - Department Stores - 0.3%
 Mattress Discounters Co.
 12.625% due 07/15/07 ...................................       75         69

Retail - Drug Stores - 1.2%
 Duane Reade, Inc. - Sr. Sub. Notes
 9.25% due 02/15/08 .....................................      325        294

Retail - Food - 0.9%
 Stater Bros. Holdings, Inc. - Senior Notes
 10.75% due 08/15/06 ....................................      250        220

Shoe and Apparel Manufacturing - 1.1%
 WestPoint Stevens, Inc. - Sr. Notes
 7.875% due 06/15/08 ....................................      350        278

Steel - 4.5%
 AK Steel Corp.
 7.875% due 02/15/09 ....................................      150        133
 AK Steel Corp. - Sr. Notes
 9.125% due 12/15/06 ....................................      100         96
 Algoma Steel, Inc.
 12.375% due 07/15/05 ...................................      280        241
 Armco, Inc. - Sr. Notes
 9.0% due 09/15/07 ......................................       75         70
 LTV Corp.
 11.75% due 11/15/09 ....................................      408        343
 Weirton Steel Corp. - Sr. Notes
 11.375% due 07/01/04 ...................................      250        245
                                                                      -------
                                                                        1,128
Telecommunication Equipment - 3.4%
 Alestra SA de CV - Sr. Notes
 12.125% due 05/15/06 ...................................      175        162
 Covad Communications Group - Sr. Notes
  144A (a) 12.0% due 02/15/10 ...........................      115         90
 Covad Communications Group, Inc. - Sr. Notes
 12.5% due 02/15/09 .....................................       50         44
 Crown Castle International Corp. - Sr. Disc. Notes
 1.0% due 11/15/07 ......................................      100         74
 Fairchild Semiconductor Corp.
 10.375% due 10/01/07 ...................................       35         35
 Fairchild Semiconductor Corp. - Sr. Sub. Notes
 10.125% due 03/15/07 ...................................      250        250
 Intermedia Communications, Inc. - Sr. Notes Ser. B
 9.5% due 03/01/09 ......................................       75         72
 L-3 Communications Corp. - Sr. Sub. Notes
 8.5% due 05/15/08 ......................................       35         32
 Nextel Communications - Sr. Notes
 9.375% due 11/15/09 ....................................      100         96
                                                                      -------
                                                                          855
Telecommunication Services - 15.4%
 BTI Telecom Corp. - Sr. Notes
 10.5% due 09/15/07 .....................................      100         76
 Clearnet Communications, Inc. - Sr. Disc. Notes
 1.0% due 05/01/09 ......................................      150         89
 Fonda Group, Inc. - Sr. Sub. Notes
 9.5% due 03/01/07 ......................................      125         98
 GCI, Inc. - Sr. Notes
 9.75% due 08/01/07 .....................................      400        364
 Global Crossing Holdings, Ltd.
 9.125% due 11/15/06 ....................................      100         96
 Globalstar LP/Capital Corp. - Global Star - Sr. Notes
 10.75% due 11/01/04 ....................................      125         36
 GST Telecommunications, Inc. - Sr. Sub. Notes
 12.75% due 11/15/07 ....................................       50          6
 GT Group Telecom
 13.25% due 02/01/10 ....................................      180         99
 Hyperion Telecommunications, Inc. - Sr. Disc. Notes
 13.0% due 04/15/03 .....................................      140        130
 Hyperion Telecommunications, Inc. - Sr. Notes
 12.25% due 09/01/04 ....................................       50         52
 Insight Midwest
 9.75% due 10/01/09 .....................................      185        182
 Intermedia Communications, Inc. - Sr. Notes
 8.875% due 11/01/07 ....................................      275        258
 KMC Telecom Holdings, Inc. - Sr. Disc. Notes
 1.0% due 02/15/08 ......................................      275        135
 Level 3 Communications, Inc. - Sr. Notes
 9.125% due 05/01/08 ....................................       30         27
 Level 3 Communications, Inc. - Sr. Notes 144A (a)
 11.25% due 03/15/10 ....................................      200        197
 McleodUSA, Inc.
 8.125% due 02/15/09 ....................................      175        158
     Sr. Notes
 8.375% due 03/15/08 ....................................      230        210
 9.5% due 11/01/08 ......................................       30         29

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO


                                                              Par       Market
                 Name of Issuer                              Value      Value
                                                            (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

Telecommunication Services - Continued
 Nextel Communications, Inc. - Sr. Disc. Notes
 1.0% due 10/31/07 ......................................  $   650    $   484
 NTL Communications Corp. - Sr. Notes
 1.0% due 10/01/08 ......................................      615        397
 RCN Corp.
 10.0% due 10/15/07 .....................................      200        165
 RCN Corp. - Sr. Disc. Notes
 1.0% due 07/01/08 ......................................      325        176
 RSL Communications plc
 9.125% due 03/01/08 ....................................      100         64
 Satelites Mexicanos SA - Sr. Notes
 10.125% due 11/01/04 ...................................      125         81
 Telecommunications Techniques Co.
 9.75% due 05/15/08 .....................................      140        129
 Time Warner Telecom Llc - Sr. Notes
 9.75% due 07/15/08 .....................................      175        170
                                                                      -------
                                                                        3,908
Telephone - 1.9%
 e.spire Communications, Inc. - Sr. Disc. Notes
 1.0% due 04/01/06 ......................................       75         32
 ITC DeltaCom, Inc. - Sr. Notes
 8.875% due 03/01/08 ....................................       25         23
 9.75% due 11/15/08 .....................................       75         71
 NEXTLINK Communications, Inc. - Sr. Disc. Notes
 1.0% due 04/15/08 ......................................      300        188
 NEXTLINK Communications, Inc. - Sr. Notes 144A (a)
 10.5% due 12/01/09 .....................................       75         74
 Viatel, Inc. - Sr. Notes
 11.25% due 04/15/08 ....................................      125         94
                                                                      -------
                                                                          482
Transportation Services - 0.6%
 Dunlop Standard Aero Holdings - Sr. Notes
 11.875% due 05/15/09 ...................................      150        147
                                                                      -------
                             TOTAL PUBLICLY-TRADED BONDS-     93.1%    23,562

                                                             Shares

PREFERRED STOCK

Media - Publishing - 0.4%
 Primedia, Inc. .........................................    1,250        106
Telephone - 0.5%
 Nextlink Communicatons - Series B ......................      120        118
                                                                      -------
                                   TOTAL PREFERRED STOCK-      0.9%       224

WARRANTS

Telecommunication Services - 0.0%
 KMC Telecom Holdings, Inc. - WT 144A (a)
 expires 01/31/08 (Cost $0) .............................      250          1

                                                             Par        Market
                 Name of Issuer                             Value       Value
                                                           (000's)     (000's)
SHORT-TERM INVESTMENTS - 6.0%
 Investment in joint trading account (Note B)
  6.853% due 07/03/00 ...................................  $ 1,526    $ 1,526
                                                           -------    -------
                                       TOTAL INVESTMENTS-    100.0%    25,313
                     Payables, less cash and receivables-      0.0%       (11)
                                                           -------    -------
                                              NET ASSETS-    100.0%    25,302


a) Pursuant to Rule 144A under the Securities Act of 1993, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, securities aggregated $977 or 3.86% of net assets of the Portfolio.

See notes to financial statements.

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I
June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO


                                                   Par            Market
      Name of Issuer                              Value            Value
                                                 (000's)          (000's)
CORPORATE BONDS

United States - 11.4%
 Discover Card (LEND)
 6.251% due 09/16/05 ......................     $  2,600        $  2,602
 First USA Credit Card Master Trust (LEND)
 6.838% due 08/19/08 ......................        2,600           2,602
 Standard Credit Card Master Trust (LEND)
 8.25% due 01/07/07 .......................        2,000           2,069
                                                                --------
                     TOTAL CORPORATE BONDS-         11.4%          7,273


PUBLICLY-TRADED BONDS

Belgium - 4.8%
 Kingdom of Belgium - Bonds (GOVF)
 9.0% due 03/28/03 ........................        2,900           3,029

Canada - 2.0%
 Government of Canada - Bonds (GOVF)
 7.0% due 12/01/06 ........................        1,100             783
 8.0% due 06/01/23 ........................          600             514
                                                                --------
                                                                   1,297
France - 3.9%
 Government of France - Bonds (GOVF)
 5.25% due 04/25/08 .......................        1,100           1,049
 Government of France - O.A.T. (GOVF)
 5.5% due 04/25/07 ........................           90              87
 Government of France - Bonds (GOVF)
 6.0% due 10/25/25 ........................        1,357           1,357
                                                                --------
                                                                   2,493
Germany - 1.4%
 Federal Republic of Germany - Bonds (GOVF)
 6.25% due 01/04/24 .......................          833             868

Italy - 4.6%
 Republic 0f Italy (GOVF)
 5.0% due 02/15/03 ........................        1,700           1,616
 3.25% due 04/15/04 .......................        1,500           1,332
                                                                --------
                                                                   2,948
Japan - 13.7%
 Government of Japan - Bonds (GOVF)
 1.9% due 03/20/09 ........................      472,000           4,542
 2.4% due 03/20/20 ........................      122,200           1,195
 Government of Japan - Bonds (JP) (GOVF)
 3.0% due 09/20/05 ........................      290,000           2,973
                                                                --------
                                                                   8,710
Netherlands - 8.3%
 Government of Netherlands - Bonds (GOVF)
 6.5% due 04/15/03 ........................        1,500           1,480
 Netherlands Government - Bonds Series 1 &
 2 (GOVF)
 6.0% due 01/15/06 ........................          600             591
 Repsol International Finance (FINL)
 4.699% due 12/14/00 ......................        3,400           3,242
                                                                --------
                                                                   5,313
Spain - 2.6%
 Government of Spain (GOVF)
 5.25% due 01/31/03 .......................        1,750           1,669

Supra National - 8.4%
 European Investment Bank - Bond (BANK)
 5.875% due 05/12/09 ......................        1,770           1,618
 International Bank Recon & Development -
  Notes (BANK)
 5.25% due 01/12/09 .......................        1,770           1,554
 International-American Development Bank -
  Bonds (BANK)
 1.9% due 07/08/09 ........................      100,000             958
 Scottish Power plc - ADR (UTIE)
 6.625% due 01/14/10 ......................          850           1,246
                                                                --------
                                                                   5,376
United Kingdom - 3.3%
 U.K. Treasury - Bonds (GOVF)
 6.0% due 12/07/28 ........................          360             680
 U.K. Treasury (GOVF)
 7.25% due 12/07/07 .......................          845           1,413
                                                                --------
                                                                   2,093
United States - 27.6%
 Chase Credit Card Master Trust (LEND)
 5.125% due 02/15/05 ......................        1,600           1,489
 U.S. Treasury - Bonds (GOVE)
 5.875% due 11/15/04 ......................        6,450           6,356
 6.125% due 08/15/29 ......................        1,470           1,485
 6.25% due 02/28/02 .......................        2,050           2,043
 6.25% due 08/15/23 .......................        1,000           1,008
 6.75% due 08/15/26 .......................        2,040           2,195
 7.25% due 05/15/16 .......................        1,000           1,102
 U.S. Treasury - Bills (GOVE)
 8.875% due 02/15/19 ......................        1,500           1,931
                                                                --------
                                                                  17,609
                                                                --------
               TOTAL PUBLICLY-TRADED BONDS-         80.6%         51,405

(UNAUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

June 30, 2000
--------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO


                                                   Par           Market
      Name of Issuer                              Value           Value
                                                 (000's)         (000's)
SHORT-TERM INVESTMENTS - 8.2%

United States - 8.2%
 Investment in joint trading account
  (Note B)
  6.853% due 07/03/00 .....................     $  4,950        $  4,950
 U.S. Treasury (GOVE) .....................
  5.83% due 12/10/00 ......................          300             294
                                                                --------
                                                                   5,244
                                                --------        --------
                         TOTAL INVESTMENTS-        100.2%         63,930
       Payables, less cash and receivables-         (0.2)%          (166)
                                                --------        --------
                                NET ASSETS-        100.0%         63,764



ADR-American Depository Receipts

See notes to financial statements.




SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY


                                                Market          % of
                                 Industry        Value        Long-Term
        Industry               Abbreviation     (000's)      Investments

U.S. Governmental............      GOVE           16,120          27.5%
Personal and Commercial
 Lending.....................      LEND            8,762          14.9%
Foreign Governmental.........      GOVF           25,177          42.9%
Financial Services...........      FINL            3,242           5.5%
Electric Power...............      UTIE            1,246           2.1%
Banks........................      BANK            4,131           7.1%
                                               ---------      --------
                                               $  58,678         100.0%
                                               =========      ========

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

  The John Hancock Variable Series Trust I (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is organized as a Massachusetts business trust. The Fund consists of thirty-three portfolios: Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Active Bond (formerly, Sovereign Bond), Core Bond, Emerging Markets Equity, International Equity Index, International Opportunities II (formerly, Global Equity), International Equity, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, American Leaders Large Cap Value, Large/Mid Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond and Global Bond (formerly, Strategic Bond) Portfolios. The Fund may add or delete portfolios in the future to accommodate various investment objectives. The Fund has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Insurance Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Mutual Life Insurance Company ("John Hancock") and to Investors Partner Life Account L ("IPLL") to fund contracts and policies issued by Investors Partner Life ("IPL").

NOTE B--ACCOUNTING POLICIES

  Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the
reporting period.   Actual results could differ from those estimates.

  Valuation of Investments: For the Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Emerging Markets Equity, Small Cap Growth, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, American Leaders Large Cap Value, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Growth & Income, Managed, Small Cap Value, and Equity Index Portfolios:
Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

  For the Active Bond, Core Bond, Bond Index, Managed, Short-Term Bond, High Yield Bond and Global Bond Portfolios: Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

  For the Money Market Portfolio: The Board of Trustees has determined that the appropriate method for valuing Portfolio securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Portfolio does not exceed 90 days. Accordingly, Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Portfolio.

  For each of the Portfolios, short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost which approximates market value.

  For the International Equity Index, International Opportunities II, International Equity, Global Balanced and International Opportunities
Portfolios: Investments in securities traded on national securities exchanges in the United

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued

States or on equivalent foreign exchanges are normally valued at the last quoted sales price on such exchanges as of the close of business on the date of which assets are valued. Securities traded in the over-the-counter market and securities traded with no sales on the day of valuation are normally valued at their last available bid price. All Portfolio securities initially expressed in terms of foreign currencies have been translated into U.S. Dollars as described in "Currency Translation."

  Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Portfolios, are valued at fair value as determined in good faith by the Board of Trustees.

  Investment security transactions are recorded on the date of purchase or sale. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Large Cap Growth, Aggressive Balanced, Emerging Markets Equity, International Equity Index, International Opportunities II, International Equity, Global Balanced, Mid Cap Growth, Large Cap Value, Large Cap Value CORE, Mid Cap Value, Small/Mid Cap Growth, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Growth & Income, Managed, Small Cap Value, International Opportunities and Equity Index Portfolios are shown net of foreign taxes withheld of $3,728, $60, $194, $2,011, $392, $107, $168, $37, $2,118, $109, $497, $335, $41, $66, $36,
$23,832, $11,766, $793, $690 and $3,047, respectively. Realized gains and losses from security transactions are determined on the basis of identified cost.

  Securities Lending: Certain Portfolios (Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Mid Cap Growth, Large Cap Value, Mid Cap Value, Small/Mid Cap Growth, Growth & Income, Managed, Short-Term Bond, International Opportunities and Global Bond) may lend their securities to certain qualified brokers who pay these Portfolios negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At June 30, 2000, the market value of the securities loaned and the market value of the collateral were as follows.


                               Value of Securities Loaned   Value of Collateral
                               --------------------------   -------------------

Large Cap Growth ...........            $ 54,442                 $ 54,442
Active Bond ................             116,986                  119,423
International Equity Index .              33,721                   35,163
Small Cap Growth ...........              59,949                   60,851
Mid Cap Growth .............              88,147                   90,466
Large Cap Value ............               6,106                    6,467
Mid Cap Value ..............              23,697                   24,688
Small/Mid Cap Growth .......              33,275                   34,708
Growth & Income ............              87,343                   87,343
Managed ....................             147,841                  149,887
Short-Term Bond ............               4,655                    4,727
International Opportunities               11,816                   12,124
Global Bond ................               4,376                    4,460


  Repurchase Agreements: The Portfolios of the Fund may enter into repurchase agreements which are contracts under which a Portfolio would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)
June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--CONTINUED

agreement is fully collateralized at all times. A Portfolio will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

  Joint Repurchase Agreements: The Active Bond and Small Cap Growth Portfolios of the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Sub-Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  The International Equity, Large Cap Value CORE and Small/Mid Cap CORE Portfolios of the Fund, along with other registered investment companies having a management contract with Goldman Sachs Asset Management (the "Sub-Adviser"), may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Sub-Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

  Joint Trading Account: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the order permits the existing Portfolios of the Fund to pool daily uninvested cash balances, together with the balances of any future Portfolios of the Fund, into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of seven days. Joint Account holdings as of June 30, 2000:


                                                   Par            Market
  Name of Issuer                                  Value            Value
  --------------                                 --------        ---------

American Express Co.
 8.50% due 07/03/00 ......................       $ 50,000         $ 50,000
Chevron USA, Inc.
 7.72% due 07/03/00 ......................         45,404           45,404
DaimlerChrysler Holdings Corp.
 8.50% due 07/05/00  .....................         50,000           49,981
Deere & Co.
 7.35% due 07/05/00  .....................         43,218           43,202
Exxon Asset Management Co.
 8.50% due 07/06/00  .....................         50,000           49,972
Ford Credit Europe PLC
 8.50% due 07/03/00  .....................         50,000           50,000
General Electric Cap. Corp.
 8.50% due 07/06/00  .....................         50,000           49,972
Household Finance Corp.
 8.49% due 07/07/00  .....................         49,996           49,959
Norwest Finl., Inc.
 8.49% due 07/07/00  .....................         50,000           49,963
Prudential FDG Corp.
 8.50% due 07/03/00  .....................         50,000           50,000
Texaco, Inc.
 8.50% due 07/05/00  .....................         50,000           49,981

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued

                                                   Par            Market
  Name of Issuer                                  Value            Value
  --------------                                 --------        ---------
UBS Fin., Inc.
 4.27% due 07/05/00  .....................       $ 25,100         $ 25,090
UBS Fin., Inc.
 4.19% due 07/06/00  .....................         24,666           24,652
                                                 --------         --------
    Joint Trading Account Totals .........       $588,384         $588,176
                                                 ========         ========


  Financial Futures Contracts: The Active Bond, Emerging Markets Equity, International Equity Index, International Equity, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value CORE, Small/Mid Cap Growth, Small/Mid Cap CORE, Managed, Short-Term Bond, Equity Index, High Yield Bond and Global Bond Portfolios may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Portfolio enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin." Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.

  When the contracts are closed, the Portfolio recognizes a gain or a loss. Risk of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Portfolio could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At June 30, 2000, open positions in financial futures contracts were as follows:


INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                        Face
                                         Expiration    Amount     Unrealized
Purchased                                   Date      at Value    Gain/(Loss)
---------                                ----------  ----------   -----------

12 contracts
 CAC-40 Index Future ................    Sept. 2000     $  744       $  (12)
6 contracts
 DAX Index Future ...................    Sept. 2000        995          (58)
10 contracts
 FTSE 100 Index Future ..............    Sept. 2000        962          (34)
18 contracts
 Nikkei 225 Index Future ............    Sept. 2000      1,577           35
                                                        ------       ------
                                                        $4,278       $  (69)
                                                        ======       ======

MANAGED PORTFOLIO

                                                        Face
                                         Expiration    Amount     Unrealized
Purchased                                   Date      at Value    Gain/(Loss)
---------                                ----------  ----------   -----------
325 contracts
 U.S. 10 Year Treasury Note Future ..    Sept. 2000     32,007       $  282

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued


LARGE CAP VALUE CORE PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Loss
---------                                  ----------  ----------  ------------
10 contracts
 CME E-Mini S&P 500 Index Future .......   Sept. 2000     $734         $(7)


EQUITY INDEX PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Purchased                                     Date      at Value       Loss
---------                                  ----------  ----------  ------------
42 contracts
 S&P 500 Index Futures .................   Sept. 2000   $15,415       $(290)


GLOBAL BOND PORTFOLIO

                                                          Face
                                           Expiration    Amount     Unrealized
Sold                                          Date      at Value       Loss
----                                       ----------  ----------  ------------
64 contracts
 U.S. 5 Year Treasury Note Future ......   Sept. 2000    $6,337        $(12)
21 contracts
 U.S. 10 Year Treasury Note Future .....   Sept. 2000     2,068         (26)
                                                       ----------  -----------
                                                         $8,405        $(38)
                                                       ----------  -----------

Purchase
--------
74 contracts
 Germany 10 Year Treasury Note Future ..   Sept. 2000   $ 7,423    $  (41)
21 contracts
 Germany 5 Year Treasury Note Future ...   Sept. 2000     2,069        (1)
                                                        -------
                                                          9,492       (42)
                                                       --------
                                                        $17,897    $  (80)
                                                       ========    =======


  At June 30, 2000, the International Equity Index, Large Cap Value CORE and Small/Mid Cap CORE portfolios had deposited $30, $80 and $135, respectively, in a segregated account to cover margin requirements on open financial futures contracts.

  Forward Foreign Currency Contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage a Portfolio's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Portfolio's investments against currency fluctuations. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Portfolio's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service.
 Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

   Currency Translation: For Portfolios that trade in international securities: all assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B -- ACCOUNTING POLICIES -- Continued

as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

  Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received.

  Dividends: A dividend of its net investment income will be declared and distributed daily by the Money Market Portfolio. Dividends of net investment income will be declared and distributed monthly by all other Portfolios. Each Portfolio will distribute all of its net realized capital gains annually, at the end of its fiscal year.

  Federal Income Taxes: Each of the Portfolios of the Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1999, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows:
Active Bond had $21,049, which expires in 2007; International Opportunities II had $281, which expires in 2006; Money Market had $14, which expires in 2007; Mid Cap Value had $8,121, which expires in 2006 and $1,558, which expires in 2007; Bond Index had $158, which expires in 2007; Small/Mid Cap CORE had $25, which expires in 2006; Real Estate Equity had $4,280, which expires in 2007; Short-Term Bond had $131, which expires in 2006 and $1,304, which expires in 2007; Small Cap Value had $1,445, which expires in 2006; High Yield Bond had $276, which expires in 2007; and Global Bond had $1,234, which expires in 2007.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

  Expenses: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets.

  On February 16, 2000, the Board of Trustees of the Fund renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rates:

     For the Growth & Income, Active Bond and Money Market Portfolios, 0.25% on an annual basis of the net assets of each Portfolio;

     For the Large Cap Growth and Managed Portfolios, 0.40% on an annual basis of the first $500,000 of the net assets of each Portfolio; 0.35% for net assets between $500,000 and $1,000,000; and 0.30% for net assets in excess of $1,000,000;

     For the Real Estate Equity Portfolio, 1.10% on an annual basis of the first $50,000 of the Portfolio's net assets, 1.00% for net assets between $50,000 and $100,000; 0.90% for net assets between $100,000 and $200,000 and 0.80% for net assets in excess of $200,000;

     For the International Equity Index Portfolio, 0.18% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.15% for net assets between $100,000 and $200,000; and 0.11% for net assets in excess of $200,000;

     For the Small/Mid Cap Growth and Mid Cap Blend Portfolios, 0.75% on an annual basis of the first $250,000 of the net assets of each Portfolio; 0.70% for net assets between $250,000 and $500,000; and 0.65% for net assets in excess of $500,000;

     For the Large Cap Value Portfolio, 0.75% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.70% for net assets between $100,000 and $250,000; and 0.65% for net assets in excess of $250,000;

     For the American Leaders Large Cap Value Portfolio, 0.80% on an annual basis of the first $50,000 of the

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

  Portfolio's net assets; 0.65% for the net assets between $50,000 and $250,000; 0.60% for the net assets between $250,000 and $500,000; and 0.55% for net assets in excess of $500,000;

     For the Short-Term Bond Portfolio, 0.30% on an annual basis of its net assets;

     For the Small Cap Growth Portfolio, 0.75% on an annual basis of its net assets;

     For the Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.80% on an annual basis for net assets in excess of $100,000;

     For the Mid Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.775% for net assets between $100,000 and $250,000; and 0.75% for net assets between $250,000 and $500,000; 0.725%
  for net assets between $500,000 and $750,000; and 0.70% for all its net assets once its net assets exceed $750,000;

     For the Small Cap Value Portfolio, 0.80% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.75% for net assets between $100,000 and $200,000; and 0.65% for net assets in excess of $200,000;

     For the Equity Index Portfolio, 0.15% on an annual basis of the first $75,000 of the Portfolio's net assets; 0.14% for net assets between $75,000 and $125,000; and 0.13% for the net assets in excess of $125,000;

     For the Small/Mid Cap CORE Portfolio, 0.80% on an annual basis of the first $50,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $50,000;

     For the International Opportunities II Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; voted on June 7, 0.85% for net assets between $20,000 and $30,000; and 0.75% for net assets in excess of $50,000;

     For the Core Bond Portfolio, 0.70% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for the net assets between $25,000 and $50,000; 0.60% for the net assets between $50,000 and $150,000; 0.55% for the net assets in excess of $150,000;

     For the Emerging Markets Equity Portfolio, 1.30% on an annual basis of the first $10,000 of the Portfolio's net assets; 1.20% for net assets between $10,000 and $150,000; and 1.10% for net assets in excess of $150,000;

     For the Bond Index Portfolio, 0.15% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.13% for net assets between $100,000 and $250,000; and 0.11% for net assets in excess of $250,000;

     For the High Yield Bond Portfolio, 0.65% on an annual basis of the first $100,000 of the Portfolio's net assets; 0.60% for net assets between $100,000 and $200,000; and 0.50% for net assets in excess of $200,000;

     For the Global Bond Portfolio, 0.75% on an annual basis of the first $25,000 of the Portfolio's net assets; 0.65% for net assets between $25,000 and $75,000; 0.55% for net assets between $75,000 and 150,000; and 0.50% for the net assets in excess of $150,000;

     For the International Opportunities Portfolio, 1.00% on an annual basis of the first $20,000 of the Portfolio's net assets; 0.85% for net assets between $20,000 and $50,000; and 0.75% for net assets in excess of $50,000;

     For the International Balanced Portfolio, 0.85% on an annual basis of the first $100,000 of the Portfolio's net assets; and 0.70% for net assets in excess of $100,000;

     For the Fundamental Mid Cap Growth Portfolio, 0.85% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.80% for net assets between $50,000 and $100,000; 0.75% for net assets between $100,000 and $150,000; and
  0.70% for net assets in excess of $150,000;

     For the Aggressive Balanced Portfolio, 0.675% on an annual basis of the first $250,000 of the Portfolio's net assets; 0.625% for net assets between $250,000 and $500,000; and 0.60% for net assets in excess of $500,000;

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

     For the International Equity Portfolio, 1.0% on an annual basis of the first $50,000 of the Portfolio's net assets; 0.95% for net assets between $50,000 and $200,000; and 0.90% for net assets in excess of $200,000;

     For the Large Cap Value CORE Portfolio, 0.75% on an annual basis for the first $50,000 of the Portfolio's net assets; 0.65% for net assets between $50,000 and $200,000; and 0.60% in excess of $200,000;

     For the Large/Mid Cap Value Portfolio, 0.95% on an annual basis for the first $25,000 of the Portfolio's net assets; 0.85% for net assets between $25,000 and $50,000; 0.75% for net assets between $50,000 and $100,000; and
  0.65% for net assets in excess of $100,000;

     For the Large Cap Aggressive Growth Portfolio, 1.0% on an annual basis for the first $10,000 of the Portfolio's net assets; 0.875% for net assets between $10,000 and $20,000; 0.75% for net assets in excess of $20,000;

     For the Small/Mid Cap Value Portfolio, 0.95% on an annual basis for the first $100,000 of the Portfolio's net assets; 0.90% for net assets between $100,000 and $250,000; 0.85% for net assets in excess of $250,000.

  John Hancock has entered into Sub-Advisory Agreements with Independence Investment Associates, Inc., with respect to the Large Cap Growth, Aggressive Balanced, Mid Cap Blend, Real Estate Equity, Growth & Income, Managed and Short-Term Bond; with Independence International Associates, Inc., with respect to the International Equity Index Portfolio; with John Hancock Advisers, Inc., with respect to the Active Bond and Small Cap Growth Portfolios, each of whom is an affiliate of John Hancock, and under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios. John Hancock maintains responsibility for the day-to-day management of the Money Market Portfolio.

  John Hancock has also entered into the Sub-Advisory Agreements with T. Rowe Price Associates, Inc., with respect to the Large Cap Value Portfolio; with Rowe Price-Fleming International, Inc., with respect to the International Opportunities and International Opportunities II Portfolios; with Janus Capital Corporation, with respect to the Mid Cap Growth Portfolio; with Neuberger Berman, LLC, with respect to the Mid Cap Value Portfolio; with INVESCO Management & Research, Inc., with respect to the Small Cap Value Portfolio; with J.P. Morgan Investment Management, Inc., with respect to the Global Bond Portfolio; with Brinson Partners, Inc., with respect to the Global Balanced Portfolio; with State Street Global Bank & Trust N.A., with respect to the Equity Index Portfolio; with Goldman Sachs Asset Management, with respect to the International Equity, Large Cap Value CORE and Small/Mid Cap CORE Portfolios; with Morgan Stanley Dean Witter Investment Management, Inc., with respect to the Emerging Markets Equity and Real Estate Equity Portfolios; with Mellon Bond Associates, LLP, with respect to the Bond Index Portfolio; with Wellington Management Company, LLP, with respect to the Large/Mid Cap Value, Small/Mid Cap Growth and High Yield Bond Portfolios; with Oppenheimer Funds, Inc. with respect to the Fundamental Mid Cap Growth Portfolio; with Alliance Capital Management, LLP, with respect to the Large Cap Aggressive Growth Portfolio; and with The Boston Company Asset Management, LLC, with respect to the Small/Mid Cap Value Portfolio; each of whom under the supervision of John Hancock, is responsible for the day-to-day investment management of each of the Portfolios.

  Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Fund. Certain officers and trustees of the Fund are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHMVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, and IPL and some are also officers of John Hancock. Fees for independent trustees are paid by the Fund.

  In the event that normal operating expenses of each Portfolio, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of each Portfolio's daily net asset value, John Hancock and JHVLICO will reimburse each Portfolio for such excess. Accordingly, for the period ended June 30, 2000, the reimbursements paid from John Hancock and JHVLICO were $2 to Fundamental Mid Cap Growth, $10 to

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- Continued

Aggressive Balanced, $250 to Emerging Markets Equity, $105 to International Equity Index, $23 to International Opportunities II, $26 to International Equity, $39 to International Balanced, $19 to Mid Cap Blend, $28 to Large Cap Value CORE, $11 to Large/Mid Cap Value, $17 to Small/Mid Cap Growth, $36 to Bond Index, $6 to Large Cap Aggressive Growth, $37 to Small/Mid Cap CORE, $13 Small/Mid Cap Value, $4 to Small Cap Value, $78 to International Opportunities, $29 to High Yield Bond and $4 to Global Bond.

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D -- INVESTMENT TRANSACTIONS

  Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for each Portfolio for the period ended June 30, 2000 were as follows:

                                                                    Sales and
                                                       Purchases    Maturities
                                                       ---------    ----------

Large Cap Growth ..............................      $  783,869     $  752,688
Fundamental Mid Cap Growth ....................          29,939        145,685
Aggressive Balanced ...........................          50,020         12,398
Active Bond ...................................         917,035        950,528
CORE Bond .....................................           4,847           None
Emerging Markets Equity .......................          43,946         23,705
International Equity Index ....................          14,434         11,149
International Opportunities II ................          22,789         19,254
International Equity ..........................           8,789          6,343
Small Cap Growth ..............................         244,738        140,227
International Balanced ........................          26,660         25,935
Mid Cap Growth ................................         590,319        463,638
Mid Cap Blend .................................           9,143          5,969
Large Cap Value ...............................          46,769         39,157
Large Cap Value CORE ..........................           7,449          3,256
Large/Mid Cap Value ...........................           5,696          3,194
Money Market ..................................            None           None
Mid Cap Value .................................          87,817         86,642
Small/Mid Cap Growth ..........................          83,988         93,860
Bond Index ....................................          12,740          5,022
Large Cap Aggressive Growth ...................          16,266          6,789
Small/Mid Cap CORE ............................          11,964          3,996
Small/Mid Cap Value ...........................          10,972          7,527
Real Estate Equity ............................          23,231         20,671
Growth & Income ...............................       1,845,146      2,079,783
Managed .......................................       3,296,775      3,450,219
Short-Term Bond ...............................          18,123         14,498
Small Cap Value ...............................          43,419         39,824
International Opportunities ...................          46,538         20,381
Equity Index ..................................         124,872         71,289
High Yield Bond ...............................           9,072          2,691
Global Bond ...................................          69,624         77,336

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D -- INVESTMENT TRANSACTIONS -- Continued

  The identified cost of investments owned for each Portfolio (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 2000 for federal income tax purposes are as follows:

                                                                 Net Unrealized
                        Identified   Unrealized    Unrealized    Appreciation/
                           Cost     Appreciation  Depreciation   (Depreciation)
                        ----------  ------------  ------------  ----------------

Large Cap Growth ...... $1,154,089   $  374,071    $  (43,691)     $  330,379
Fundamental Mid Cap
 Growth ...............     22,174        5,942          (796)          5,145
Aggressive Balanced ...     13,569        1,335          (642)            693
Active Bond ...........    776,877        6,492       (18,249)        (11,757)
Core Bond .............      4,847         None            (6)             (6)
Emerging Markets
 Equity ...............     46,820        4,808        (4,677)           (130)
International Equity
 Index ................    189,149       59,457       (19,808)         39,650
International
 Opportunities II .....     24,986        2,236        (1,171)          1,064
International Equity ..     13,166        1,615          (634)            981
Small Cap Growth ......    238,508       67,564       (22,372)         45,192
International Balanced      29,322        1,667        (1,513)            155
Mid Cap Growth ........    473,175      106,800       (54,068)         52,731
Mid Cap Blend .........      8,955        1,229          (484)            745
Large Cap Value .......    157,006       10,316       (15,583)         (5,267)
Large Cap Value CORE ..     10,609          585          (985)           (400)
Large/Mid Cap Value ...      8,258          560          (637)            (77)
Money Market ..........    416,264         None          None            None
Mid Cap Value .........     90,206        9,930        (4,194)         (5,736)
Small/Mid Cap Growth ..    162,267       30,340       (13,863)         16,477
Bond Index ............     46,923          124        (1,772)         (1,648)
Large Cap Aggressive
 Growth ...............     22,281        3,589        (1,166)          2,423
Small/Mid Cap CORE ....     14,900        2,927        (1,450)          1,477
Small/Mid Cap Value ...      9,633          967          (590)            377
Real Estate Equity ....     64,263        7,840        (2,248)          5,592
Growth & Income .......  3,183,516      946,769      (193,404)        753,365
Managed ...............    849,123      501,163      (119,757)        381,406
Short-Term Bond .......     69,580           47        (1,190)         (1,144)
Small Cap Value .......     71,814        5,698        (7,379)         (1,681)
International
 Opportunities ........     83,887       18,764        (3,637)         15,128
Equity Index ..........    437,541      120,002       (36,085)         83,916
High Yield Bond .......     25,505          373        (2,091)         (1,718)
Global Bond ...........     61,870          421        (2,021)         (1,600)


  The aggregate cost of each Portfolio's investments was substantially the same for the book and federal income tax purposes as of June 30, 1999.

NOTE E--FORWARD FOREIGN CURRENCY CONTRACTS

  As of June 30, 2000 the International Equity Index, Global Balanced, Managed and Global Bond Portfolios had open forward foreign currency contracts which contractually obligate the Portfolio to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS -- Continued


INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                 Net Unrealized
                                 Maturity                        Appreciation/
      Currency Purchased           Date       Cost      Value    (Depreciation)
-----------------------------------  --------  ------  ------  ----------------
Euro Dollar .............     1,096   9/15/00  $1,058  $1,051    $    (7)
Japanese Yen  ...........   154,376   9/14/00   1,486   1,475        (11)
Pound Sterling  .........       654   9/15/00     985     991          6
                                                                --------------
                                                                 $   (12)
                                                                ==============

GLOBAL BALANCED PORTFOLIO

                                                                Net Unrealized
                                     Maturity                   Appreciation/
           Currency Sold               Date     Cost   Value    (Depreciation)
-----------------------------------  --------  ------  ------  ----------------
Canadian Dollar .........       450  09/27/00  $  307  $  305   $      3
Danish Krone  ...........     4,800  09/27/00     632     616         16
Japanese Yen ............   193,000  09/27/00   1,855   1,848          7
Pound Sterling ..........     1,750  09/27/00   2,721   2,652         69
Swedish Krona ...........     9,000  09/27/00   1,053   1,027         26
Swiss Franc .............       350  09/27/00     205     216        (12)
Euro Dollar .............     1,900  09/27/00   1,821   1,824         (3)
                                                               --------------
                                                                     106
                                                               --------------
        Currency Purchased
-----------------------------------
Australian Dollar .......     3,100  09/27/00   1,847   1,857         10
Euro Dollar .............     6,850  09/27/00   6,586   6,575        (11)
Japanese Yen ............    12,000  09/27/00     120     115         (5)
Danish Krone ............     2,600  09/27/00     313     334         21
Swedish Krona ...........     7,200  09/27/00     837     822        (16)
Swiss Franc .............       800  09/27/00     491     494          3
                                                               --------------
                                                                       2
                                                               --------------
                                                                $    108
                                                               ==============

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

June 30, 2000
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS -- Continued


MANAGED PORTFOLIO

                                                                 Net Unrealized
                                   Maturity                      Appreciation/
          Currency Sold              Date     Cost     Value     (Depreciation)
---------------------------------  --------  -------  --------  ----------------
Australian Dollar ...       2,623  10/04/00  $ 1,501  $  1,571      $   (71)
Canadian Dollar .....      13,227  10/04/00    8,810     8,959         (149)
Danish Krone ........      25,979  10/04/00    3,182     3,335         (153)
Euro Dollar .........     107,569  10/04/00   98,617   103,299       (4,682)
Euro Dollar .........      30,379  10/05/00   29,084    29,174          (90)
Euro Dollar .........      24,675  10/06/00   22,590    23,698       (1,108)
Japanese Yen ........   9,095,320  10/04/00   86,637    87,205         (568)
Japanese Yen ........   2,366,167  10/05/00   22,590    22,691         (101)
Japanese Yen ........   3,967,994  10/06/00   37,650    38,059         (409)
Pound Sterling ......      17,671  10/06/00   26,423    26,787         (364)
Pound Sterling ......      11,156  10/04/00   16,484    16,910         (426)
Swedish Krona .......      33,457  10/04/00    3,679     3,820         (140)
Swiss Franc .........      64,271  10/04/00   22,590    23,769       (1,179)
Swiss Franc .........      25,843  10/04/00   15,650    15,984         (334)
                                                                --------------
                                                                     (9,774)
                                                                --------------
       Currency Purchased
---------------------------------
Euro Dollar ........       37,572  10/05/00   36,168    36,083          (85)
Euro Dollar ........       24,317  10/06/00   22,590    23,355          765
Japanese Yen .......    4,550,340  10/05/00   43,842    43,636         (206)
Japanese Yen .......    3,942,972  10/06/00   37,650    37,819          169
Pound Sterling .....       17,421  10/06/00   26,423    26,409          (15)
Swiss Franc ........       48,959  10/05/00   29,818    30,281          463
Swiss Franc ........       37,723  10/06/00   22,590    23,333          743
                                                                --------------
                                                                      1,834
                                                                --------------
                                                                    $(7,940)
                                                                ==============


GLOBAL BOND PORTFOLIO
                                                                Net Unrealized
                                   Maturity                     Appreciation/
          Currency Sold              Date     Cost     Value    (Depreciation)
---------------------------------  --------  -------  -------  ----------------
Canadian Dollar ...         1,796  07/11/00  $ 1,207  $ 1,214      $    (7)
Euro Dollar .......        23,476  07/11/00   21,082   22,429       (1,346)
                                                               --------------
                                                                    (1,353)
                                                               --------------
       Currency Purchased
---------------------------------
Euro Dollar ......          6,894  07/11/00    6,555    6,586           31
                                                               --------------
                                                                   $(1,322)
                                                               ==============

                             Officers and Trustees

                         Michele G. Van Leer, Chairman
                   Thomas J. Lee, President and Vice Chairman
                          Karen Q. Visconti, Secretary
                      Arnold Bergman, Assistant Secretary
                          Raymond F. Skiba, Treasurer
                      Maryellen Maurer, Compliance Officer
                          Patrick F. Smith, Controller
                     Paula M. Pashko, Assistant Controller
                               Elizabeth G. Cook
                            Reverend Diane C. Kessler
                              Hassell H. McClellan
                               Robert F. Verdonck

                               Investment Adviser

                      John Hancock Life Insurance Company
                               John Hancock Place
                                  P.O. Box 111
                                Boston, MA 02117

                              Independent Auditors

                               Ernst & Young LLP
                              200 Clarendon Street
                                Boston, MA 02116

                            SUB-INVESTMENT ADVISERS

           Independence Investment Associates, Inc. and subsidiaries
                                53 State Street
                                Boston, MA 02109

                        Alliance Capital Management L.P.
                          1345 Avenue of the Americas
                               New York, NY 10105

                    The Boston Company Asset Management, LLC
                            One Boston Place
                                Boston, MA 02108

                             Brinson Partners, Inc.
                           209 South La Salle Street
                             Chicago, IL 60604-1295

                    Federated Investment Management Company
                        1001 Liberty Avenue, 10th Floor
                              Pittsburgh, PA 15222

                         Goldman Sachs Asset Management
                                  32 Old Slip
                               New York, NY 10005

                                 INVESCO, Inc.
                               101 Federal Street
                                Boston, MA 02110

                     J.P. Morgan Investment Management Inc.
                                522 Fifth Avenue
                               New York, NY 10036

                                      Janus
                              100 Fillmore Street
                             Denver, CO 80206-4928

                           Mellon Bond Associates, LLP
                       One Mellon Bank Center, Suite 5400
                           Pittsburgh, PA 15258-0001

                           John Hancock Advisers, Inc.
                             101 Huntington Avenue
                                Boston, MA 02199

                    Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                               New York, NY 10020

                              Neuberger Berman, LLC
                                605 Third Avenue
                            New York, NY 10158-3698

                             OppenheimerFunds, Inc.
                             Two World Trade Center
                            New York, NY 10048-0203

                     Rowe Price-Fleming International, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                          State Street Global Advisors
                            Two International Place
                                Boston, MA 02110

                         T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                              Baltimore, MD 21202

                       Wellington Management Company, LLP
                                75 State Street
                                Boston, MA 02109

                            [LOGO OF JOHN HANCOCK]

The Variable Series Trust consists of 33 funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

                      John Hancock Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                   Signator Investors Inc., Member NASD, SIPC
                           Boston, Massachusetts 02117
                                www.jhancock.com

S8128 7/00                                       [LOGO OF INSURANCE MARKETPLACE
                                                 STANDARDS ASSOCIATION]

                            [LOGO OF JOHN HANCOCK]

The Variable Series Trust consists of 33 funds used as investment options for various John Hancock variable life and variable annuity contracts. This report must be accompanied by the required prospectus and the most current quarterly performance report for the contract offered. Investors are not able to invest directly in the Variable Series Trust.

Not all of the funds described in this report are available on every product. Please refer to the prospectus for additional information about the investment options on your variable product.

                      John Hancock Life Insurance Company
    John Hancock Variable Life Insurance Company (not licensed in New York)
                   Signator Investors Inc., Member NASD, SIPC
                           Boston, Massachusetts 02117
                                www.jhancock.com

                           [LOGO OF INSURANCE MARKETPLACE STANDARDS ASSOCIATION]

S8128FI  7/00

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

     In response to this item and the requirements of Rule 484 under the Securities Act of 1933, Registrant hereby incorporates by reference its response to item 25 in Post-Effective Amendment No. 25 to its Form N-1A registration statement (File No. 33-2081) filed on May 11, 2000.


Item 16. Exhibits

(1) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988 (Filed Herewith).

(2) By-Laws of John Hancock Variable Series Trust I, amended and restated as of September 27, 2000 (Filed Herewith).

(3) Not Applicable.

(4) Form of Plan and Agreement of Reorganization (Filed Herewith).

(5) Not Applicable.

(6)(a) Investment Management Agreement By and Between John Hancock Variable Series Trust I and John Hancock Life Insurance Company relating to the Equity Index, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, Global Bond, International Opportunities, and International Balanced Funds, incorporated by reference from Post-Effective Amendment No. 13 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on April 30, 1996.

(6)(b) Sub-Investment Management Agreement Among John Hancock Variable Series Trust I, Rowe Price-Fleming International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, incorporated by reference from Post-Effective Amendment No. 13 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on April 30, 1996.

(7) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc., (formerly named John Hancock Distributors, Inc.), and John Hancock Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 14 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on February 28, 1997.

(8) Not Applicable.

(9)(a) Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Equity Index and Small/Mid Cap CORE Fund (To be Filed by Pre-Effective Amendment).

(9)(b) Amendment dated as of March 18, 1996 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover the International Opportunities Fund and certain additional Funds, incorporated by reference from Post-Effective Amendment No. 13 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on April 30, 1996.

(9)(c) Amendment dated as of December 18, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing "eligible foreign custodians" within the meaning of Rule 17f-5, as amended, incorporated by reference from Post-Effective Amendment No. 24 to the Trust's Form N-1A registration statement (File No. 33-2081), Filed on April 6, 2000.

(10) Not Applicable.

(11) Form of Opinion of Counsel as to Legality of Securities (To be Filed by Pre-Effective Amendment).

(12) Included in Exhibit (4).

(13) Not Applicable.

(14) Consent of Independent Public Accountants to the incorporation by reference of their opinion into the Statement of Additional Information (To be Filed by Pre-Effective Amendment).

(15) Not Applicable.

(16) Powers of Attorney for Elizabeth G. Cook, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan, and Robert F. Verdonck, incorporated by reference from Post-Effective Amendment No. 25 to the Trust's Form N-1A registration statement (File No. 33-2081), filed on May 11, 2000.

(17) Not Applicable.


Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Boston and Commonwealth of Massachusetts, on the 10th day of October, 2000.

                                       JOHN HANCOCK VARIABLE SERIES TRUST I



                                       By: /s/ THOMAS J. LEE
                                          --------------------------------------
                                                 Thomas J. Lee, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                               DATE

By:    /s/ RAYMOND F. SKIBA                              October 10, 2000
      ---------------------------
      Raymond F. Skiba
      Treasurer (Principal Financial
         and Accounting Officer)



By:    /s/ THOMAS J. LEE                                 October 10, 2000
      ---------------------------
      Thomas J. Lee
      Vice Chairman, President and Trustee (Acting
         Principal Executive Officer)


For himself and as attorney-in-fact for:

Michele G. Van Leer, Chairman

Elizabeth G. Cook, Trustee

Diane C. Kessler, Trustee

Robert F. Verdonck, Trustee

Hassell H. McClellan, Trustee